UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES
Investment Company Act file number 811-04146
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JOHN HANCOCK TRUST
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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Address of principal executive offices) (Zip code)

GORDON M. SHONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-3000
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Date of fiscal year end: 12/31
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Date of reporting period: 12/31/06
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared four annual reports to shareholders for the year ended December 31, 2006. The first report applies to 65 of the Registrant’s portfolios, the second report applies to 13 of the Registrant’s portfolios, the third report applies to 10 of the Registrant’s portfolios and the fourth report applies to 5 of the Registrant’s portfolios.

John Hancock
the future is yours

John Hancock Trust

Annual Report
December 31, 2006
Audited Financial Statements

0207: 1115011

John Hancock Trust
President’s Message

To Our Shareholders:

The financial markets surprised many investors in 2006 by beating their expectations. At the beginning of the year, fears abounded about rising inflation — with sky high energy prices — a slower economy, a decline in the housing boom and more interest rate hikes from the Federal Reserve. But by June, the economic data suggested the desired “soft landing” for the economy, energy prices stabilized, corporate earnings remained strong and the Fed stopped raising rates. With that, the market took off, producing double-digit returns instead of the single-digit ones originally thought to be the best the market would do. The ascent was widespread and the Dow Jones Industrial Average set 22 records between October and year end, finishing with a 19.04% gain. The broad Standard & Poor’s 500 Index returned 15.79%, including reinvested dividends.

The bond market also turned in a solid result, registering its seventh consecutive year of positive performance. Continuing the trend of the last several years, the best performances came from the high-yield sector. A healthy corporate earnings environment drove default rates down to near historical low levels and bolstered strong demand from yield-hungry investors, despite the higher risk. The broad Lehman Brothers Aggregate Bond Index returned 4.33% for the year, while the Merrill Lynch High Yield Master II Index returned 11.74%.

After such a year, we encourage investors to sit back, take stock and set some realistic expectations. While history argues for another good year (since 1945, the S&P 500 Index has always produced positive results in the third year of a presidential term) opinions are divided on the future of this more-than-four-year-old bull market.

We believe it’s wise to work with your financial professional to determine whether changes are now in order to your mix of portfolios. Even though most stock groups did well, some have had long runs of outperformance, such as small cap stocks, value stocks and real estate investment trusts. Others had truly outsized returns in 2006, such as the telecom and energy sectors, China and emerging markets — not to mention the continued outperformance in general of international markets versus the U.S. Among bonds, the high yield category has become richly valued after such a long run up. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should, based on your risk profile, investment objectives and time horizons.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance and investment needs.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–67
Shareholder Expense Example	68
Statements of Assets and Liabilities	76
Statements of Operations	93
Statements of Changes in Net Assets	110
Financial Highlights	121
Portfolio of Investments (See below for each Portfolio’s page #)	186–382
Notes to Financial Statements	383
Report of Independent Registered Public Accounting Firm	432
Results of Special Meetings of Shareholders	433
Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees	434
Trustees and Officers Information	436

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
All Cap Core Trust	5	186
All Cap Growth Trust	6	188
All Cap Value Trust	7	190
American Blue Chip Income and Growth Trust	8	193
American Bond Trust	9	193
American Growth Trust	10	193
American Growth-Income Trust	11	193
American International Trust	12	193
Blue Chip Growth Trust	13	193
Capital Appreciation Trust	14	196
Classic Value Trust	15	197
Core Equity Trust	16	198
Dynamic Growth Trust	17	199
Emerging Growth Trust	18	200
Emerging Small Company Trust	19	202
Equity-Income Trust	20	204
Financial Services Trust	21	207
Fundamental Value Trust	22	207
Global Trust	23	209
Global Allocation Trust	24	210
Global Real Estate Trust	25	218
Growth & Income Trust	26	220
Health Sciences Trust	27	222
Income & Value Trust	28	224
International Core Trust	29	235
International Opportunities Trust	30	239
International Small Cap Trust	31	240
International Small Company Trust	32	242
International Value Trust	33	267
Large Cap Trust	34	269
Large Cap Value Trust	35	271
Managed Trust	36	273
Mid Cap Stock Trust	37	286
Mid Cap Value Trust	38	288
Mid Cap Value Equity Trust	39	290
Mid Value Trust	40	292
Money Market Trust		295
Money Market Trust B		296
Natural Resources Trust	41	296
Overseas Equity Trust	42	297
Pacific Rim Trust	43	300
Quantitative All Cap Trust	44	302
Quantitative Mid Cap Trust	45	305
Quantitative Value Trust	46	306
Real Estate Equity Trust	47	308
Real Estate Securities Trust	48	309
Science & Technology Trust	49	310
Small Cap Trust	50	312
Small Cap Growth Trust	51	313
Small Cap Opportunities Trust	52	315
Small Cap Value Trust	53	317
Small Company Trust	54	319
Small Company Growth Trust	55	323
Small Company Value Trust	56	325
Special Value Trust	57	328
Spectrum Income Trust	58	330
Strategic Opportunities Trust	59	358
U.S. Core Trust	60	360
U.S. Global Leaders Growth Trust	61	364
U.S. Large Cap Trust	62	365
U.S. Multi Sector Trust	63	367
Utilities Trust	64	374
Value Trust	65	376
Value & Restructuring Trust	66	377
Vista Trust	67	379

John Hancock Trust
Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages, we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”), excluding the Money Market Trust and Money Market Trust B. There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2006. The views expressed are those of the portfolio manager as of December 31, 2006, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. ”Lehman Brothers“ is a registered trademark of Lehman Brothers Inc. ”Lipper“ is a registered trademark of Reuters S.A. None of the Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

All Cap Core Trust
Subadviser: Deutsche Asset Management
Portfolio Managers: Janet Campagna, Robert Wang and Julie Abbett

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long-term growth of capital by investing in stocks within all assets classes (small-, mid- and large-cap) primarily those within the Russell 3000 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	17.18
Consumer, Non-cyclical	16.64
Communications	9.96
Consumer, Cyclical	9.50
Industrial	9.04
Technology	8.65
Energy	8.37
Basic Materials	2.96
Utilities	2.56
Government	0.50

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the All Cap Core Trust Series I returned +14.75%, underperforming the +15.72% return of the Russell 3000 Index.

Environment  >  The U.S. economy has been growing somewhat below its potential since the spring, largely because of a steep falloff in housing activity. Residential investment contracted sharply in Q2 and Q3, and seems on track for another larger decline in Q4, while home prices have cooled considerably. There are also pockets of weakness outside housing, including autos, an inventory correction cutting into manufacturing activity, and tentative hints of softening in business investment in Q4.

Consumer spending remains strong, net exports are improving modestly, and the labor market is still on a firm footing, generating solid job and income growth. Some moderation in the overall pace of activity and especially in housing was both to be expected and desired. The key question is whether the current slowdown will be sufficient to reduce pressures on resources and contain core inflation but not so severe that it culminates in a more prolonged period of sharply sub-par growth. Much hinges on the outlook for housing — the direct effects of the contraction in residential investment, plus the potential knock-on effects that the deceleration in house prices may have on consumer spending and the broader economy.

Our stock selection in the materials, media and energy industry groups contributed the most to relative performance. Stocks within the materials industry group returned 44.23% while those in the benchmark returned 19.33%. This led to 95 basis points of relative outperformance for the strategy. On the contrary, the largest detraction to performance was generated by stock selection within the health care equipment & services industry group. Portfolio holdings within this industry group returned –18.11% while those in the benchmark returned –.70%. This led to –102 basis points of relative underperformance to the strategy.

Outlook  >  We expect the US economy to grow a shade below trend next year, a slower pace than in recent years but a bit stronger than in the second half of 2006, as residential investment eventually stabilizes. Slower economic growth, combined with the pull back in energy prices, should be sufficient to put a cap on inflation and possibly edge it lower.

As the economy slows down, we believe investor focus will continue to shift towards high quality companies with the ability to deliver consistent earnings and cash flow growth. Our focus on companies with superior earnings profiles relative to their peer group will keep the portfolio well positioned for continued success.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 11/25/02	5-year	10-year	Since inception
All Cap Core Trust Series I (began 7/15/96)	14.75%	7.45%	5.73%	—	16.06%	43.20%	74.55%	—
All Cap Core Trust Series II3 (began 1/28/02)	14.54%	7.27%	5.64%	—	15.86%	42.06%	73.15%	—
All Cap Core Trust Series NAV[4] (began 4/29/05)	14.77%	7.48%	5.74%	—	16.10%	43.40%	74.79%	—
Russell 3000 Index[5]	15.72%	7.17%	8.64%	—	13.87%	41.35%	129.08%	—
Combined Index[5,6]	15.72%	5.66%	6.96%	—	13.87%	31.67%	95.91%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective November 25, 2002

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

6	The Combined Index is a blend of the Russell 1000 Growth Index from inception through December 31, 2002 and the Russell 3000 Index from January 1, 2003 and thereafter.

All Cap Growth Trust
Subadviser: AIM Capital Management, Inc.
Portfolio Managers: James Birdsell, Robert J. Lloyd, Kirk Anderson and Lanny Sachnowitz

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term capital appreciation by investing the portfolio’s assets, under normal market conditions, principally in common stocks of companies that are likely to benefit from new or innovative products, services or processes, as well as those that have experienced above average, long-term growth in earnings and have excellent prospects for future growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.25
Technology	16.03
Industrial	15.14
Consumer, Cyclical	13.04
Communications	11.96
Financial	11.10
Energy	4.94
Basic Materials	3.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the All Cap Growth Trust Series I returned +6.58%, underperforming the +9.46% return of the Russell 3000 Growth Index.

Environment  >  Domestic equities posted solid returns during the year, leaving several major indices near multi-year highs. Strong economic growth, favorable corporate earnings results and benign inflation supported equities despite high energy prices, a slowing housing market and the Federal Reserve’s tightening campaign. The market rallied when the Fed left interest rates unchanged from August on. In addition, the price of crude oil and other commodities stabilized, fostering optimism that the U.S. economy could avoid a hard landing. While small-capitalization stocks continued to lead the market higher, large- and mid-cap stocks also had double-digit returns. Value stocks outperformed growth stocks.

The underperformance in the health care sector of the Trust was primarily due to an overweight position in health care providers and stock selection in pharmaceuticals. Stocks selection in the software industry also detracted from performance.

Some of this was offset by positive results in other sectors, including industrials, financials and materials. The Trust outperformed its growth benchmark index by the widest margin in the industrials sector, largely due to stock selection in several industries that benefited from strong global economic expansion, including electrical equipment and industrial conglomerates.

Outlook  >  We maintain that growth stocks are poised to outperform. Relative to their historical norms, growth stocks are trading at reasonable valuation as compared to value stocks. Additionally, the current economic environment is favorable for companies that can deliver above average earnings growth. This has created an opportunity to buy companies with superior growth prospects at unusually modest prices. The Trust is positioned to benefit from moderate global economic growth, while maintaining significant exposure to defensive growth stocks as the economic cycle shows signs of maturing.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 5/1/99	5-year	10-year	Since inception
All Cap Growth Trust Series I (began 3/4/96)	6.58%	3.87%	5.81%	—	1.94%	20.88%	75.88%	—
All Cap Growth Trust Series II3 (began 1/28/02)	6.32%	3.68%	5.71%	—	1.82%	19.80%	74.30%	—
All Cap Growth Trust Series NAV[4] (began 2/28/05)	6.63%	3.90%	5.83%	—	1.96%	21.08%	76.17%	—
Combined Index[5,6]	9.46%	3.02%	4.10%	—	–0.57%	16.02%	49.44%	—
Russell 3000 Growth Index[5]	9.46%	3.02%	5.34%	—	–1.24%	16.02%	68.29%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective May 1, 1999

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

6	The Combined Index is a blend of the Russell Mid Cap Growth Index since inception until November 30, 1999, and the performance of the Russell 3000 Growth Index from December 1, 1999 and thereafter.

All Cap Value Trust
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: David G. Builder, Robert P. Fetch, Daniel H. Frascarelli, Howard E. Hansen, Gerard E. Heffernan Jr. and Robert G. Morris

INVESTMENT OBJECTIVE & POLICIES  >  To achieve capital appreciation, the portfolio will invest primarily in equity securities of U.S. and multinational companies that Lord, Abbett & Co. LLC believes are undervalued in all capitalization ranges. Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	18.10
Consumer, Non-cyclical	17.96
Financial	14.33
Communications	8.03
Energy	7.19
Basic Materials	6.73
Consumer, Cyclical	5.37
Utilities	4.48
Technology	2.87
Mortgage Securities	0.70

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the All Cap Value Trust Series I returned +13.71%, underperforming the +22.34% return of the Russell 3000 Value Index.

Environment  >  The stock market finished the year with broad strength. Equities turned in positive performance despite moderating economic fundamentals, as investors began to price in persistent above-trend growth in corporate profits.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. The auto industry struggled, in part due to a pay-back from previous years’ incentive plans and a general decline in consumer expectations about the future. However, the much larger service sector displayed fairly robust strength. For the year, the unemployment rate slipped 0.4% to 4.5%, well below its historical average and consistent with relatively strong wage growth. Late year declines in retail energy prices also helped sustain consumer spending.

With the economy expanding so, too, did revenue growth. Earnings outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points. Within the Russell 3000 Value Index, integrated oils and utilities were the strongest sectors. The two weakest sectors were other energy and health care. Other energy includes oil well equipment & services, crude oil producers, and gas pipelines.

The largest detractor from returns was stock selection in technology. Stock selection also hurt in the consumer discretionary and health care sectors. At year-end, the portfolio was weighted 62.8% to large-cap stocks, 29.9% to mid-caps and 3.8% to small-caps. During the year, the portfolio’s relative overweight of mid-cap stocks detracted from performance. The largest contributor to performance during the year was stock selection within the other energy sector. Stock selection within the utilities and producer durables sectors also helped.

Outlook  >  2006 was the fourth year of a bull market. Rising stock prices in the U.S. and abroad were primarily driven by increased profits, strong fundamentals and support from benign inflation and interest rates. Although we do not anticipate a major decline, we do expect revenue and earnings growth to slow moderately.

We continue to overweight the materials and processing, other (multi-sector), technology and consumer staples sectors. However, we slightly reduced our exposure within the technology, consumer staples and the energy sectors. We recently reduced our producer durables weight. We continue to underweight the financial services, integrated oils and utilities sectors, although we added moderately to our financial services position over the most recent quarter.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
All Cap Value Trust Series I (began 4/30/01)	13.71%	6.83%	—	6.17%	—	39.18%	—	40.43%
All Cap Value Trust Series II2 (began 1/28/02)	13.53%	6.66%	—	6.01%	—	38.02%	—	39.26%
All Cap Value Trust Series NAV[3] (began 2/28/05)	13.82%	6.86%	—	6.19%	—	39.37%	—	40.62%
Russell 3000 Value Index[4]	22.34%	11.20%	—	9.11%	—	70.04%	—	63.95%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

American Blue Chip Income and Growth Trust
Subadviser: American Funds Insurance Series
Portfolio Managers: James K. Dunton, J. Dale Harvey and Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES  >  To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the Standard & Poor’s 500 Composite Index) and to provide an opportunity for growth of principal consistent with sound common stock investing. The American Blue Chip Income and Growth Trust invests all of its assets in the master fund Class 2 shares, Blue Chip Income and Growth Fund, a series of American Funds Insurance Series. The Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The fund may also invest up to 10% of its assets in common stocks of larger, non-U.S. companies, so long as they are listed or traded in the United States. The fund will invest, under normal market conditions, at least 90% of its assets in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Financials	19.0
Information Technology	18.0
Healthcare	14.3
Consumer Discretionary	12.7
Industrials	11.5
Telecommunications Services	5.9
Energy	4.7
Consumer Staples	3.1
Materials	1.1
Utilities	0.9

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the American Blue Chip Income and Growth Trust Series II returned +16.79%, outperforming the +15.79% return of the S&P 500 Index.

Environment  >  The Trust passed a milestone in 2006 and now has a full five-year history. Most investment professionals consider five years as the minimum length of time over which to judge a fund’s long-term track record.

While we’re pleased with the returns investors earned in the past year, we’re especially gratified to note the fund has earned an average annual total return of 6.8% over the past five years, outpacing the 6.2% average annual total return for the S&P 500 over the same period.

The portfolio policy is to be at least 90% invested in the market at all times. This policy proved beneficial during 2006 when the market made strong gains.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
American Blue Chip Income & Growth Trust Series I2 (began 7/9/03)	16.99%	—	—	15.40%	—	—	—	68.87%
American Blue Chip Income & Growth Trust Series II (began 5/5/03)	16.79%	—	—	15.23%	—	—	—	67.93%
S&P 500 Index[3]	15.79%	—	—	14.41%	—	—	—	63.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

American Bond Trust
Subadviser: American Funds Insurance Series
Portfolio Managers: Abner D. Goldstine, John H. Smet, David C. Barclay and Mark Dalzell

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize current income and preserve capital. The American Bond Trust invests all of its assets in the master fund, Class 2 shares of the Bond Fund, a series of American Funds Insurance Series. The Bond Fund normally invests at least 80% of its assets in bonds. (This policy is subject to change only upon 60 days’ notice to shareholders.) The Bond Fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in bonds that are rated Ba or below by Moody’s and BB or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). It may invest in bonds of issuers domiciled outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Corporate Bonds	47.6
U.S. Treasuries	11.0
Mortgaged-Backed Securities	8.4
Non-U.S Governments/Agencies	8.3
Government Agency Securities	3.2
Asset-Backed Obligations	1.7
Municipal Securities	0.2

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the American Bond Series II returned +6.49%, outperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment  >  Investors in corporate bonds, especially high-yield bonds, were rewarded in 2006 as the economy remained strong, inflationary expectations were calm and corporate profits were healthy. U.S. Treasury bonds, as measured by the 10-year Treasury, gained value but did not keep pace with corporate- or mortgage-backed securities, which also had a strong year.

The portfolio’s success during the year can be attributed to its holdings of corporate bonds, which made up 47.6% of its portfolio at year-end, as well as its investments in mortgage-backed securities, which constituted 8.4% of the portfolio on December 31, 2006.

The fund was also aided by its holdings of high-yield bonds. During 2006, investors showed a willingness to assume more risk and bid up the prices of high-yield bonds, especially those issued by airline companies and auto makers. At the beginning of the year, many companies in these two sectors were considered likely candidates for bankruptcy. By the end of the year, however, their prospects had improved markedly and the prices of their bonds had gone up.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
American Bond Trust Series I2 (began 11/2/05)	6.56%	—	—	4.56%	—	—	—	6.56%
American Bond Trust Series II (began 7/29/05)	6.49%	—	—	4.45%	—	—	—	6.40%
Lehman Brothers Aggregate Bond Index[3]	4.33%	—	—	3.63%	—	—	—	5.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered November 2, 2005. For periods prior to November 2, 2005, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to November 2, 2005 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

American Growth Trust
Subadviser: American Funds Insurance Series
Portfolio Managers: Gordon Crawford, J. Blair Frank, Donnalisa Barnum, Ronald B. Morrow and Michael T. Kerr

INVESTMENT OBJECTIVE & POLICIES  >  To seek to make the shareholders investment grow. The American Growth Trust invests all of its assets in the master fund, Class 2 shares of the Growth Fund, a series of American Funds Insurance Series. The Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 15% of its assets in equity securities of issuers domiciled outside the United States and Canada and not included in Standard & Poor’s 500 Composite Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Information Technology	15.5
Energy	15.5
Consumer Discretionary	13.5
Healthcare	13.4
Financials	8.5
Consumer Staples	8.2
Materials	6.9
Industrials	6.8
Telecommunications Services	3.3
Utilities	0.7

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the American Growth Trust Series II returned +9.64%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  The portfolio gained just under 10% for the year ended December 31, 2006. Although it had a solid year, especially compared to multi-cap growth funds, the Trust did not keep pace with the S&P 500, which rose 15.8%.

Strong corporate earnings, a healthy economy and a benign outlook for inflation combined to boost investors’ confidence and drive the markets higher during 2006. Oil prices rose during the first half of the year, hitting a high of $77.03 a barrel in July before declining to $61.05 on December 31, essentially unchanged for the year. Despite the volatility in the price of oil, the fund’s investments in companies that provide oil equipment and services fared well.

The Trust also benefited from its holdings in software firms and communications equipment companies, as well as diversified telecommunication services firms. At the same time, the Trust was hurt by its investments in the automobile components and consumer services industries.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
American Growth Trust Series I2 (began 7/9/03)	9.80%	—	—	16.68%	—	—	—	75.80%
American Growth Trust Series II (began 5/5/03)	9.64%	—	—	16.51%	—	—	—	74.85%
S&P 500 Index[3]	15.79%	—	—	14.41%	—	—	—	63.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, the performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

American Growth-Income Trust
Subadviser: American Funds Insurance Series
Portfolio Managers: James K. Dunton, Donald O. O’Neal, Claudia P. Huntington, Robert G. O’Donnell and Ross Sappenfield

INVESTMENT OBJECTIVE & POLICIES  >  To seek to make the shareholders’ investment grow and to provide the shareholder with income over time. The American Growth-Income Trust invests all of its assets in the master fund, Class 2 shares of the Growth-Income Fund, a series of American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The fund may invest a portion of its assets in securities of issuers domiciled outside the United States and not included in the Standard & Poor’s 500 Composite Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Information Technology	21.2
Financials	13.3
Healthcare	12.4
Consumer Discretionary	11.3
Industrials	8.8
Energy	7.2
Consumer Staples	5.7
Telecommunications Services	4.0
Materials	1.7
Utilities	1.1

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the American Growth-Income Trust Series II returned +14.62%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  The U.S. stock market registered another solid year in 2006 as the economy continued to grow and corporate profits remained strong. Expectations of higher inflation diminished as oil prices declined during the second half of the year. The Federal Reserve, which raised the federal funds rate four times during the first half of the year, held the rate steady during the final six months.

In many ways, the Trust’s return reflected these broader trends. The Trust’s investments in telecommunications, helped by the merger of AT&T and Bell South, boosted returns. During the first half of 2006, the fund also benefited from its investments in oil companies, but as the price of oil dropped during the second half of 2006, those holdings lost value. By the end of the year, oil stocks had little impact on returns. On the negative side, the portfolio’s investments in information technology stocks hurt returns. The portfolio also maintained an above-average buying reserve throughout 2006, holding an average of about 13% of its assets in cash.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
American Growth-Income Trust Series I2 (began 7/9/03)	14.80%	—	—	14.78%	—	—	—	65.57%
American Growth-Income Trust Series II (began 5/5/03)	14.62%	—	—	14.61%	—	—	—	64.67%
S&P 500 Index[3]	15.79%	—	—	14.41%	—	—	—	63.60%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

American International Trust
Subadviser: American Funds Insurance Series
Portfolio Managers: Alwyn W. Heong, Robert W. Lovelace and Sung Lee

INVESTMENT OBJECTIVE & POLICIES  >  To seek to make the shareholders’ investment grow. The American International Trust invests all of its assets in the master fund, Class 2 shares of the International Fund, a series of American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the United States.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting	% of Total
Financials	25.4
Information Technology	9.4
Healthcare	9.3
Materials	8.7
Consumer Staples	8.0
Consumer Discretionary	7.9
Energy	7.4
Telecommunications Services	6.2
Industrials	4.4
Utilities	4.2

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the American Growth-Income Trust Series II returned +18.32%, underperforming the +26.87% return of the MSCI EAFE Index.

Environment  >  The markets with the greatest returns in 2006 were outside the United States. European markets were especially strong, as Germany’s DAX rose 36.0% and the French market gained 35.4%, when measured in U.S. dollars. Other European markets, including the United Kingdom, Austria, Ireland, Spain and the Netherlands, all gained more than 30% when measured in dollars. The gains in non-U.S. markets were magnified by the dollar’s weakness. The greenback lost 10.4% against the euro and 12.2% against the British pound. It gained slightly against the Japanese yen, increasing 0.9%.

Many Asian markets also rose, but returns were not uniformly strong. In U.S. dollar terms, Indonesia’s market rose 74.8% and the Australian market gained 32.5%, but the Japanese market, as measured by the Nikkei 225 Index, rose only 6.9%. The portfolio’s investments in the energy sector, diversified telecommunications and commercial banks helped, while its holdings in electronic equipment declined.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
American International Trust Series I2 (began 7/9/03)	18.53%	—	—	25.22%	—	—	—	127.65%
American International Trust Series II (began 5/5/03)	18.32%	—	—	25.02%	—	—	—	126.33%
MSCI EAFE Index[3]	26.87%	—	—	27.13%	—	—	—	140.61%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series I shares were first offered July 9, 2003. For periods prior to July 9, 2003, the performance shown reflects the performance of Series II shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to July 9, 2003 reflected Series I expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Blue Chip Growth Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Larry J. Puglia

INVESTMENT OBJECTIVE & POLICIES  >  To provide long-term growth of capital by investing at least 80% of the portfolio’s total assets in the common stocks of large- and medium-sized blue chip companies as defined by T. Rowe Price Associates, Inc. These are firms that the managers believe are well established in their industries and have the potential for above average earnings growth. Current income is a secondary objective.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.35
Financial	20.62
Communications	13.46
Technology	13.38
Consumer, Cyclical	10.04
Industrial	9.29
Energy	6.78
Basic Materials	0.76

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Blue Chip Growth Trust Series I returned +9.58%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  A post-election rally boosted the U.S. equity market in the final quarter, culminating in a fourth consecutive year of gains. Investors welcomed the Federal Reserve’s decision not to raise interest rates in the second half of the year, and oil prices declined. Energy and telecommunication services sectors were market leaders among large-cap stocks. Value stocks continued to dominate growth, while small caps outpaced large caps.

The portfolio delivered positive results, but trailed the benchmark, although it outpaced the Lipper Large Cap Growth Funds Index. Overweighting and stock selection in the health care and information technology sectors were the main drivers of the portfolio’s relative underperformance.

Stock selection contributed to relative outperformance in the industrials and business services, and materials sectors. Health care was the worst performing sector, and the portfolio was notably overweight in these stocks. It was the only portfolio sector with a negative return. Service providers slumped amid concerns over pricing and enrollment growth and investigations of stock options backdating. Information technology also detracted due to stock selection and an overweight against the Index. Weakness in consumer finance and insurance holdings weighed on the relative performance of the financials sector, although was it one of the portfolio’s top absolute positive contributors. Within the sector, overweighting the robust capital markets industry was a benefit. Energy was the second strongest sector, but the portfolio’s underweight and stock selection detracted from relative results.

Outlook  >  The outlook appears good for high quality, consistent-growth companies, particularly for those that have lagged. Earnings growth remains high at many of these U.S. companies, which have significantly reduced expenses and thus do not need a robust economic recovery to yield strong profit growth. Recent market valuations appear attractive for a variety of select growth stocks.

PERFORMANCE TABLE[1,5]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Blue Chip Growth Trust Series I (began 12/11/92)	9.58%	4.30%	7.16%	—	—	23.44%	99.66%	—
Blue Chip Growth Trust Series II2 (began 1/28/02)	9.31%	4.12%	7.07%	—	—	22.39%	97.96%	—
Blue Chip Growth Trust Series NAV[3] (began 2/28/05)	9.59%	4.32%	7.17%	—	—	23.56%	99.85%	—
S&P 500 Index[4]	15.79%	6.19%	8.42%	—	—	35.03%	124.47%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Capital Appreciation Trust
Subadviser: Jennison Associates, LLC
Portfolio Managers: Michael Del Balso, Kathleen McCarragher and Spiros Segalas

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term growth of capital by investing at least 65% of the portfolio’s total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that Jennison Associates believes have above average growth prospects.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.81
Technology	18.01
Communications	15.77
Financial	13.31
Consumer, Cyclical	11.02
Industrial	5.26
Energy	3.16
Basic Materials	0.77

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Capital Appreciation Trust Series I returned +2.26%, underperforming the +9.07% return of the Russell 1000 Growth Index.

Environment  >  Although the U.S. economy rebounded in first-quarter 2006, perceptions about growth, inflation and interest rates fluctuated between May and year-end. The economy continued to expand, but at a slower pace. After steadily raising the overnight lending rate for more than two years, the Federal Reserve held steady during the second half of the year. Declining oil and natural gas prices and moderation in other commodity prices lifted consumer confidence as the year drew to a close, allaying worries that consumer spending would wane. However, the housing and automotive sectors posted their weakest showings in years, and U.S. economic growth in the third quarter slowed further.

Much of the Trust’s underperformance against the benchmark reflected valuation compression, as strong profits growth met with tepid share price gains, leaving many companies’ price/earnings ratios in December lower than in January. Some of this can be ascribed to concerns about a possible resurgence in inflation and its impact on long-duration assets, such as growth stocks. Only after the Fed’s mid-July pause in interest rate hikes did many holdings begin to recover. While we made mistakes in some positions, most companies in the portfolio lived up to or surpassed expectations. Technology presented a particular challenge, as several holdings in this sector suffered from weaker-than-expected demand and concerns about options backdating. The financials sector, on the other hand, was a strong contributor to performance, as our capital markets holdings posted record-setting results on surging profits growth.

Outlook  >  Investors have been averse to risk in times of rising rates and increasing commodity prices, as inflation concerns surpass longer-duration growth expectations. A benign inflation environment and the Fed’s seeming conviction that interest rates are now at an acceptable level should, we believe, make investors more willing to pay for above average and longer-duration growth. Companies with this profile are well represented in our portfolio. We begin the year with a portfolio of stocks we project will deliver 20% earnings-per-share growth on a weighted-average basis in 2007 — twice that expected of the S&P 500 Index and well above that projected for the Russell 1000 Growth Index.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Capital Appreciation Trust Series I (began 11/1/00)	2.26%	2.74%	—	–3.17%	—	14.49%	—	–18.03%
Capital Appreciation Trust Series II2 (began 1/28/02)	2.06%	2.58%	—	–3.30%	—	13.58%	—	–18.68%
Capital Appreciation Trust Series NAV[3] (began 2/28/05)	2.38%	2.79%	—	–3.14%	—	14.74%	—	–17.84%
Russell 1000 Growth Index[4]	9.07%	2.69%	—	–4.55%	—	14.20%	—	–24.97%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Classic Value Trust
Subadviser: Pzena Investment Management, LLC
Portfolio Managers: Antonio DeSpirito, III, John P. Goetz and Richard S. Pzena

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in domestic equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	29.97
Consumer, Cyclical	14.72
Consumer, Non-cyclical	11.84
Technology	8.93
Mortgage Securities	6.95
Communications	4.60
Utilities	3.53
Industrial	3.49
Energy	1.99

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Classic Value Trust Series I returned +16.04%, underperforming the +22.24% return of the Russell 1000 Value Index.

Environment  >  The Trust enjoyed a strong absolute return in 2006 and beat the broad S&P 500 Index, but it lagged the Russell 1000 Value Index. Our investment strategy typically leads us to sectors of the market where earnings are below normal, while generally avoiding those sectors with above normal earnings. In 2006, the sectors with above trend earnings — and strong returns — were cyclical sectors that benefited from the economic expansion of the past few years. Our limited exposure to these cyclical sectors, combined with our overweights in underperforming sectors with below-normal earnings, contributed to the Trust’s underperformance of the Index.

The top performing contributors came from the financial sector, which was the largest sector weighting in the Trust. The best performer was financial services giant Morgan Stanley, which made progress in turning around its underperforming divisions and benefited from robust returns in the financial markets. Other top performers included property and casualty insurer Allstate Corp., which benefited from a mild 2006 hurricane season, and government-sponsored mortgage lender Fannie Mae, which rebounded sharply in the second half of the year as the company made significant headway on earnings restatements resulting from accounting irregularities.

Given the stock market’s strong returns in 2006, very few stocks in the portfolio declined during the year. The most noteworthy detractor from performance was CA, Inc., formerly known as Computer Associates. The software company reported disappointing bookings and cash flows in the past couple of quarters, putting downward pressure on the stock. From our perspective, however, these are short-term lulls in the company’s booking and billing cycles, and they have no meaningful effect on the long-term fundamental strength of the business.

We continued to find high-quality companies that fell out of favor and into the most undervalued portion of our investment universe. Companies added to the portfolio in 2006 included retailer Home Depot, Inc., commercial bank Washington Mutual, Inc., and title insurer Fidelity National.

On the sell side, we eliminated airline manufacturer Boeing Co. and computer maker Hewlett-Packard Co. from the portfolio after they reached fair value. Both companies were long-time holdings that recovered from downturns in their businesses, reasserting themselves as dominant players in their respective industries.

Outlook  >  We are excited by our portfolio as it is currently positioned. The quality of businesses in the portfolio is the best it has ever been, and we continue to scour the market for high-quality stocks with attractive valuations that have been ignored by the market. One area of potential opportunity going forward is housing-related stocks, which have been under pressure as the housing market has slumped.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Classic Value Trust Series I (began 5/3/04)	16.04%	—	—	13.87%	—	—	—	41.32%
Classic Value Trust Series II (began 5/3/04)	15.83%	—	—	13.67%	—	—	—	40.65%
Classic Value Trust Series NAV[2] (began 4/29/05)	16.15%	—	—	13.95%	—	—	—	41.60%
Russell 1000 Value Index[3]	22.24%	—	—	16.54%	—	—	—	50.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Core Equity Trust
Subadviser: Legg Mason Funds Management, Inc.
Portfolio Managers: Mary Chris Gay and Bill Miller

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital growth. The portfolio invests, under normal market conditions, primarily in equity securities that, in the subadviser’s opinion, offer the potential for capital growth. The subadviser seeks to purchase securities at large discounts to the subadviser’s assessment of their intrinsic value.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	36.70
Financial	14.46
Consumer, Cyclical	11.87
Consumer, Non-cyclical	11.81
Industrial	10.06
Technology	8.89
Utilities	4.98

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Core Equity Trust Series I returned +6.73%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  The year began on an upbeat note as stocks advanced strongly following the release of the Federal Reserve’s December meeting minutes and began to price in the likelihood of an eventual conclusion to the Fed’s interest rate tightening campaign. After a correction in early summer, the S&P 500 rallied in the latter part of 2006. Equity gains were sparked by the Fed’s decision to leave its funds target rate unchanged at 5.25% on August 8 and for the rest of the year. Oil prices tumbled more than 20% from their peak in July, although some lost ground was recovered towards the end of the year. A cooling housing market tempered GDP growth, worrying some that a recession may be in the offing; continued strong corporate earnings and a healthy job market contradicted this view.

The portfolio’s underperformance was primarily due to weakness from our holdings in the information technology, consumer discretionary, health care and telecommunication sectors. Our absence from the strong-performing energy sector also weighed meaningfully on relative performance. From an individual security perspective, Internet-related holdings Amazon.com, eBay, Yahoo, and Expedia were hurt by concerns about competitive pressures and heightened capital spending. In the health care sector, our managed care holdings, particularly UnitedHealth Group and Aetna, declined on concerns of irrational competition and rising costs. Telecom leader Sprint Nextel was plagued by company-specific execution issues.

Outlook  >  We firmly believe that 2007 will be a good year for the U.S. equity market, and it could be a great year. While the economy has clearly slowed, we do not believe a recession is forthcoming. Inflation is moderating, the Federal Reserve has likely concluded its campaign to ratchet up interest rates, corporate profit growth should still come in somewhere in the high single-digit range next year, and energy prices have fallen back from their highs. We will be quite surprised if the S&P 500 Index does not (finally) make a new all-time high this year. In our view, how good 2007 turns out to be will be largely determined by how much of a tailwind P/E multiple expansion provides. Additionally, we have been encouraged by the portfolio’s ability to rebound since August, and we view the attractive valuation profile of large and mega-cap U.S. stocks, particularly those on the growth end of the scale, as reason for optimism for our investors going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Core Equity Trust Series I (began 5/3/04)	6.73%	—	—	9.93%	—	—	—	28.68%
Core Equity Trust Series II (began 5/3/04)	6.47%	—	—	9.72%	—	—	—	28.02%
Core Equity Trust Series NAV[2] (began 2/28/05)	6.73%	—	—	9.98%	—	—	—	28.84%
S&P 500 Index[3]	15.79%	—	—	11.41%	—	—	—	33.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Dynamic Growth Trust
Subadviser: Deutsche Asset Management
Portfolio Manager: Robert Janis

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term growth of capital by investing primarily in equity securities of companies with significant capital appreciation potential, with an emphasis on medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	18.69
Communications	13.36
Consumer, Non-cyclical	10.75
Industrial	9.59
Financial	9.54
Energy	8.68
Technology	7.75
Basic Materials	0.40

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Dynamic Growth Trust Series I returned +11.03%, outperforming the +10.66% return of the Russell Midcap Growth Index.

Environment  >  Stocks posted mixed performance in the first half of the year, then ended the period strongly. A turning point was the Federal Reserve’s August meeting, at which time they decided to pause in raising short-term rates. Stocks rallied based on receding commodity prices and declining long-term rates. Then a fourth quarter rally led to double-digit equity market gains for the year. Energy prices remained low, inflation concerns were tame, and the consensus of a soft landing paved the way for 2007. Within the Russell MidCap Growth Index, materials, telecommunication services and utilities led returns, while energy and health care generated the weakest relative performance. Within mid-caps, value stocks outperformed growth stocks.

Sector allocation hurt our portfolio. Our overweight to financials helped our performance, while our underweight to materials and information technology and overweight to energy detracted from returns. Stock selection had a net positive effect in our portfolio. In general, our holdings in health care, industrials and information technology outpaced their counterparts in the benchmark, while our stocks in consumer discretionary and financials lagged the Index.

Outlook  >  Going forward, there is concern whether the current economic slowdown will be enough to reduce supply pressures and help contain and ultimately lower core inflation without sending the economy into recession. Consumer spending has been resilient and is expected to remain healthy in 2007. We expect only modest spillover effects from the housing slowdown and we do not expect housing prices to plunge. The economy should be helped by continued easing in energy prices, strong business finances, and firm global economic activity. We expect the U.S. economy to grow at or slightly below trend in 2007. With this moderation in growth, low energy prices, and contained labor costs, we expect core inflation will stabilize and the Fed will remain on hold.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 11/25/02	5-year	10-year	Since inception
Dynamic Growth Trust Series I (began 5/1/00)	11.03%	4.88%	—	–10.31%	13.46%	26.89%	—	–51.59%
Dynamic Growth Trust Series II3 (began 1/28/02)	10.72%	4.70%	—	–10.42%	13.30%	25.84%	—	–51.99%
Dynamic Growth Trust Series NAV[4] (began 4/29/05)	10.83%	4.88%	—	–10.31%	13.46%	26.89%	—	–51.59%
Russell Midcap Growth Index[5]	10.66%	8.22%	—	–0.67%	17.33%	48.40%	—	–4.38%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective November 25, 2002

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Emerging Growth Trust
Subadviser: MFC Global Investment Management (U.S.) LLC
Portfolio Managers: Alan Norton and Henry Mehlman

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve superior long-term rates of return through capital appreciation. The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of small-cap U.S. companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	27.87
Technology	16.34
Consumer, Cyclical	14.44
Industrial	13.13
Financial	8.88
Communications	7.56
Energy	6.56
Basic Materials	0.57

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Emerging Growth Trust Series I returned +11.60%, underperforming the +13.35% return of the Russell 2000 Growth Index.

Environment  >  The Federal Reserve’s interest rate policy cast a long shadow over the markets in 2006. The equity markets rallied to double-digit returns by May, reversed to set yearly lows in July, and then rose sharply to set new highs in December. The major inflection points were driven by the market’s perception of Fed interest rate policy and when the current tightening cycle would finally end. The sharp rise in energy and commodity prices throughout the year had a major influence on the economy and stock market indices. A significant portion of returns for many equity indices were delivered by four of the smaller market sectors — energy, materials, utilities and REITs. This resulted in 2006 being a challenging year for active small cap growth managers, of whom only 26% beat the Russell 2000 Growth Index in 2006, according to Prudential Equity Group. Factors that worked against us were tight credit spreads (which favors low quality over high quality), good market breadth (where it’s harder for active managers to outperform), ETF flows, and a market where the least expensive stocks outperformed. Additionally, utilities and REITs, sectors that we aren’t typically attracted to due to low growth characteristics, performed strongly due to the need for yield by many investors. Value stocks outperformed growth stocks in 2006 and high quality, diversified strategies generally underperformed.

Outlook  >  We believe that the stock market and bond yields are framing a favorable picture for the U.S. economy in 2007. We continue to believe that our focus on high quality growth names should position the fund well for an environment where economic growth may decelerate modestly, but does not decline into recession, and inflation remains low. While we believe the Fed is done raising interest rates, we do not think the first rate cut will come as soon as some investors anticipate. In this environment, relative earnings growth in sectors such as technology and health care will look more attractive compared to energy and materials, where year-over-year earnings growth remains solid, but decelerating from the high levels seen in 2005 and 2006. Corporate profits are solid, margins healthy and unemployment low. In general, the portfolio is positioned to benefit from a market that ascribes a higher value for quality growth stocks with visible earnings prospects.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Emerging Growth Trust Series I (began 5/5/03)	11.60%	—	—	15.24%	—	—	—	68.00%
Emerging Growth Trust Series II (began 5/5/03)	11.38%	—	—	14.99%	—	—	—	66.68%
Emerging Growth Trust Series NAV[2] (began 2/28/05)	11.59%	—	—	15.26%	—	—	—	68.09%
Russell 2000 Growth Index[3]	13.35%	—	—	18.23%	—	—	—	84.50%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Emerging Small Company Trust
Subadviser: RCM Capital Management, LLC
Portfolio Managers: Thomas Ross and Louise Laufersweiler

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term growth of capital by investing at least 80% of the portfolio’s total assets in common stocks of companies that have market capitalizations which match the approximate range of capitalization of the Russell 2000 Growth Index at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	19.82
Consumer, Cyclical	16.89
Financial	12.93
Technology	10.75
Communications	7.51
Industrial	7.44
Energy	5.30

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Emerging Small Company Trust Series I returned +2.41%, underperforming the +13.35% return of the Russell 2000 Growth Index.

Environment  >  Equity markets experienced a strong start to the year, appreciating through April, then sharply corrected before surging in the final five months of the year. Despite the turbulence, the major U.S. stock indices ended the year posting strong double digit gains, and a vast majority of international and emerging indices fared even better. A favorable Federal Reserve interest rate policy, strong corporate profits, and easing energy prices contributed to a strong market.

The most impactful sectors in the Index for the truncated period were financials and consumer staples. The Trust’s financials holdings, particularly banks and diversified financial companies, detracted from returns. In contrast, strong stock selection in consumer staples added to relative returns.

Utilities, technology, and energy sectors in the Index all lost ground and were the poorest performing sectors during the period. The Trust’s underweight to the utilities sector added to returns. In contrast, stock selection among technology and energy stocks detracted. Stock selection in the Industrials sector also detracted.

Small cap stocks outperformed the broader market during the year. Small and mid cap indices, as defined by Russell, both reached record highs in December. Stylistically, value stocks significantly outpaced growth across the market cap spectrum in 2006.

Outlook  >  Our near-term assessment for equities is favorable, given relatively low interest rates, strong corporate profits, and a robust M&A environment. Corporate earnings growth will inevitably slow, but is likely to remain strong.

Much of the outlook hinges on the impact of energy prices and the housing market on the U.S. consumer. The U.S. consumer has been able to support economic growth, in large part by borrowing against rapidly increasing home equity. Lenders may be enticed to tighten lending standards in 2007. Cash rich corporations may use their liquidity to support overseas operations rather than for capital expenditures at home, however, we do expect shareholder friendly activity to continue such as share buybacks and increasing dividends.

Risks to the equity outlook include the prospect for growing trade tensions, higher energy prices and the ongoing geopolitical risks. We concede that after several years as equity market leaders, which ended in 2006, small cap stocks now trade at a premium to their large cap counterparts. However, we are finding no shortage of attractive small cap stocks in our universe.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Emerging Small Company Trust Series I (began 1/1/97)	2.41%	3.48%	—	6.03%	—	18.68%	—	79.65%
Emerging Small Company Trust Series II2 (began 1/28/02)	2.18%	3.31%	—	5.95%	—	17.71%	—	78.18%
Emerging Small Company Trust Series NAV[3] (began 2/28/05)	2.44%	3.51%	—	6.05%	—	18.83%	—	79.89%
Russell 2000 Growth Index[4]	13.35%	6.93%	—	4.88%	—	39.79%	—	61.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Equity-Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Brian C. Rogers

INVESTMENT OBJECTIVE & POLICIES  >  To provide substantial dividend income and also long-term capital appreciation by investing primarily in common stocks of well-established companies, paying above average dividends. The portfolio seeks equity securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	17.94
Financial	16.18
Communications	13.53
Industrial	12.48
Energy	9.69
Consumer, Cyclical	6.01
Technology	4.74
Basic Materials	4.27
Utilities	4.19
Mortgage Securities	0.48

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Equity-Income Trust Series I returned +19.02%, underperforming the +22.24% return of the Russell 1000 Value Index.

Environment  >  Value stocks outperformed growth yet again in 2006, while small-company shares beat large- and mid-cap stocks in terms of the performance of the broad Russell stock indexes. In the Russell 1000 Value Index, every sector contributed to the index’s strong gains for the year. Telecommunication services was up close to 40% on consolidation and strength among diversified telecom companies. Energy and both consumer staples and discretionary also performed very well. Health care was the worst-performing sector, but still managed a return of about 15%. Many investors worried about what a new Democratic majority in Congress might mean for legislation and oversight of health care providers and pharmaceutical firms.

Financials was the largest contributor to the portfolio’s performance, aided by effective stock selection and allocation decisions, as we benefited from an underweight in the financials sector as a whole. But at the industry level, we were overweight in firms with revenues tied to the financial markets. These shares performed well for the quarter on the strength of continued solid performance by global capital markets. In particular, Morgan Stanley and Charles Schwab were contributors in this space.

Effective stock selection also helped relative results in utilities and industrials and business services. In utilities, the portfolio benefited from an overweight in energy, which continued to rebound along with the Gulf Coast region after 2005’s hurricanes. In industrials and business services, the portfolio’s relative results were helped by stock picks in the aerospace and defense industry, which continued to benefit from heavy defense spending. Commercial services and supplies firms also contributed, behind such names as Avery Dennison and Waste Management.

Despite those positives, the portfolio underperformed largely as a result of disappointing stock selection in consumer discretionary stocks. Holdings in the media industry were key detractors, as the New York Times and Tribune company have been slow to respond to the challenges posed by the internet and cable TV, and so far have resisted calls to restructure their businesses to unlock shareholder value. Holdings in specialty retail also detracted from performance, as RadioShack and Home Depot underperformed. In addition, stock selection in energy and information technology disappointed, further limiting the portfolio’s relative results in 2006.

Outlook  >  Going forward, we would expect to see modest gains in corporate earnings growth in accordance with the gradual expansion of the economy. We think stock returns will be driven more by earnings growth than multiple expansion, given the geopolitical instability and structural weights of the budget and trade deficits forming the investing backdrop. As a result, we expect moderate but positive returns from stocks, generated more by superior stock selection than a broad thematic approach to investing.

PERFORMANCE TABLE[1,5]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Equity-Income Trust Series I (began 2/19/93)	19.02%	9.11%	9.99%	—	—	54.64%	159.23%	—
Equity-Income Trust Series II2 (began 1/28/02)	18.76%	8.93%	9.91%	—	—	53.40%	157.15%	—
Equity-Income Trust Series NAV[3] (began 2/28/05)	19.05%	9.13%	10.00%	—	—	54.78%	159.47%	—
Russell 1000 Value Index[4]	22.24%	10.86%	11.00%	—	—	67.46%	183.90%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

Financial Services Trust
Subadviser: Davis Advisors
Portfolio Managers: Christopher C. Davis and Kenneth C. Feinberg

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve growth of capital by investing primarily in common stock of financial services companies. During normal market conditions, at least 80% of the portfolio’s net assets are invested in companies that are principally engaged in financial services. A company is “principally” engaged in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	69.97
Consumer, Non-cyclical	8.68
Industrial	5.40
Technology	2.56

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >   For the year 2006, the Financial Services Trust Series I returned +23.12%, out-performing the +15.90% return of the Lipper Financial Services Index.

Environment  >   U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 2.2% and 5.6% over the four calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year at about 4.7%.

The specific financial companies, which the Portfolio owned, outperformed the majority of financial companies in the S&P 500 Financials Index. Capital market companies were the most important contributors to the Portfolio’s performance over the twelve-month period. The Portfolio holds a significant investment in these companies and this sector outperformed the Index. Consumer finance companies also made important contributions to performance. While this sector generally did not perform well, the specific consumer finance companies that the Portfolio owned did perform well. Insurance companies represented the Portfolio’s largest group of holdings and made important contributions to performance but this sector underperformed Index. The Portfolio made investments in non-financial companies. On a relative basis, the Portfolio’s non-financial holdings detracted from performance. Investments in industrial companies and consumer discretionary companies detracted from relative results, while consumer staples were slightly additive.

Outlook  >   We continue to believe that long-term demographics favor financial services companies. The Portfolio’s investment strategy is to perform extensive research to buy companies with expanding earnings at value prices and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Financial Services Trust Series I (began 4/30/01)	23.12%	10.35%	—	7.70%	—	63.64%	—	52.29%
Financial Services Trust Series II2 (began 1/28/02)	22.77%	10.15%	—	7.52%	—	62.13%	—	50.89%
Financial Services Trust Series NAV[3] (began 4/29/05)	23.16%	10.36%	—	7.70%	—	63.69%	—	52.34%
Lipper Financial Services Index[4]	15.90%	10.20%	—	8.76%	—	62.50%	—	61.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Fundamental Value Trust
Subadviser: Davis Advisors
Portfolio Managers: Christopher C. Davis and Kenneth C. Feinberg

INVESTMENT OBJECTIVE & POLICIES  >  To seek growth of capital by investing primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The Portfolio may also invest in companies with smaller capitalizations.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	34.35
Consumer, Non-cyclical	15.43
Energy	11.39
Communications	10.18
Consumer, Cyclical	8.85
Industrial	8.23
Technology	3.88
Diversified	0.60
Basic Materials	0.41

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Fundamental Value Trust Series I returned +14.51%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  U.S. economic activity, as measured by the gross domestic product (“GDP”), increased between 2.2% and 5.6% over the four calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year at 4.7%.

Consumer discretionary companies were the most important contributors to the Portfolio’s performance over the 12-month period. The Portfolio benefited from careful stock selection in this sector as the Portfolio’s consumer discretionary companies outperformed the Index. The Portfolio’s largest investment was in insurance companies. While insurance companies made a positive contribution to performance, they underperformed the Index. The Portfolio’s investments in telecommunication services and energy companies also contributed to the Portfolio, under-performing the Index over the twelve-month period. Telecommunication services was the strongest performing sector of the Index, but the telecommunication service companies owned by the Portfolio did not perform as well. While energy companies made positive contributions to the Portfolio’s performance, they also under-performed the Index. The Portfolio ended the year with approximately 9% of its assets invested in foreign companies. As a group, the foreign companies owned by the Portfolio outperformed the S&P 500® Index.

Outlook  >  We have built a portfolio which is quite different in composition from the Standard & Poor’s 500® Index. Our investment strategy is to perform extensive research to buy durable companies at a discount to their intrinsic values and hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Fundamental Value Trust Series I (began 4/30/01)	14.51%	8.68%	—	6.41%	—	51.60%	—	42.26%
Fundamental Value Trust Series II2 (began 1/28/02)	14.24%	8.46%	—	6.23%	—	50.12%	—	40.87%
Fundamental Value Trust Series NAV[3] (began 2/28/05)	14.56%	8.69%	—	6.43%	—	51.72%	—	42.37%
S&P 500 Index[4]	15.79%	6.19%	—	4.05%	—	35.03%	—	25.25%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Global Trust
Subadviser: Templeton Global Advisors Limited
Portfolio Managers: Jeffrey A. Everett, Murdo Murchison and Lisa F. Myers

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term capital appreciation by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the equity securities of companies located anywhere in the world, including emerging markets. At least 65% of its total assets will be invested in issuers located in at least three different countries (including the U.S.).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.89
Communications	20.03
Consumer, Non-cyclical	11.24
Technology	11.14
Energy	7.64
Industrial	6.91
Consumer, Cyclical	4.48
Basic Materials	2.97
Utilities	2.18
Diversified	1.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Global Equity Trust Series I returned +20.32%, underperforming the +20.65% return of the MSCI World Index.

Environment  >  The global economy grew in 2006, particularly in Europe. The economic drivers remained consistent: strong corporate and consumer demand, reasonably low inflation, a tight or improving labor market, and relatively moderate interest rates, despite recent rate hikes by many of the world’s central banks. However, the economy also contended with elevated energy prices, higher global interest rates and a weaker U.S. housing market.

Despite these challenges, global economic activity was healthy with strong liquidity. Record global merger and acquisition activity reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose late in the year. With this economic backdrop, non-U.S. equity markets ended 2006 on a strong note, and all major regions delivered double-digit annual returns.

Telecommunication services was one of the strongest sectors during the fourth quarter and the year and the Trust benefited from its overweighted position relative to the benchmark Index. In addition, stock selection and a significant overweighted position in the media industry, which also performed strongly, helped relative results. The U.S. dollar depreciated versus most foreign currencies, which also contributed to the portfolio’s performance as investments in securities with non-U.S. currency exposure gained value.

Despite the Trust’s solid results, aided by positive absolute contribution from every sector, there were some disappointments. While the financials sector contributed to the portfolio’s absolute returns, it lagged the Index, due largely to certain Japanese banks and insurance holdings. However, we remained confident about the value and opportunities our financials sector holdings represent.

Outlook  >  While economic and financial market fundamentals remain broadly positive, global equities have posted very strong returns over the past four years. Moreover, given the absolute returns in all asset classes in the past half year, we recognize that risks abound amid the search for potentially undervalued securities. The recent growth in corporate earnings has been an extended process, with record margins and returns on capital. We would not be surprised by near-term consolidation. Ample liquidity and its accompanying increase in risk tolerance could shift as a result of an unexpected geopolitical or financial event. In this environment, we will continue to apply our value-driven, bottom-up investment research process.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Global Trust Series I (began 3/18/88)	20.32%	9.53%	7.63%	—	—	57.62%	108.57%	—
Global Trust Series II2 (began 1/28/02)	20.09%	9.36%	7.55%	—	—	56.42%	106.99%	—
Global Trust Series NAV[3] (began 4/29/05)	20.42%	9.55%	7.64%	—	—	57.75%	108.74%	—
MSCI World Index[4]	20.65%	10.49%	8.08%	—	—	64.64%	117.59%	—

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Global Allocation Trust
Subadviser: UBS Global Asset Management
Portfolio Managers: Thomas P. Madsen, John A. Penicook, Jr., Brian D. Singer, Neil Williams and Tom Clarke

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks to achieve total return by allocating its assets between equity and fixed-income securities of issuers located within and outside the United States. The portfolio can invest a portion of its assets across domestic, international, and emerging market equities, domestic and international emerging market, and high yield bonds.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	17.31
Government	12.49
Consumer, Non-cyclical	11.92
Mortgage Securities	10.17
Communications	7.24
Consumer, Cyclical	6.52
Industrial	5.74
Technology	4.54
Energy	3.68

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Global Allocation Trust Series I returned +13.50%, underperforming the +14.84% return of the Combined Index and +15.79% return of the S&P 500 Index.

Environment  >  Equity markets were up broadly in 2006 with emerging market equities performing strongly in local currency terms. The portfolio benefited from a broad allocation to equities. Market allocation was the most beneficial aspect of our strategy. Currency allocation was also positive. However, security selection was a detractor. On the equity side, U.S. security selection was strongest, while an underweight to Japan and an overweight to the U.S. contributed to relative market allocation returns. Stock selection in global non-U.S. equities and emerging market equities detracted somewhat from performance, as did underweights to Australia and Canada from a market allocation standpoint. An underweight to Japanese bonds also contributed strongly to performance. Overweights to Thai baht, Swedish krona, and Singapore dollar benefited the portfolio, while underweights to the euro and British pound and an overweight to the Japanese yen partially offset these gains.

Outlook  >  Global economic activity has turned somewhat weaker, but remains expansionary. The U.S. economy has slowed from its above-trend pace of the past few quarters, with the housing sector leading the way. The eurozone economy has shown signs of a pick-up in economic activity across the region. Eurozone gross domestic product (GDP) grew at a higher rate than in the U.S. during the second quarter and at a similar rate during the third quarter. The outlook for Japan’s economy is fairly positive. Global monetary policy is moving towards neutrality. The U.S. Federal Reserve remains neutral with its policy rate of 5.25%, and it describes its outlook as “data-dependent.” The European Central Bank (ECB) began a tightening cycle in mid-2006, but interest rates in the eurozone remain accommodative. The Bank of Japan has begun tightening from its zero interest rate policy, but the scope and pace of tightening remain to be seen. Consensus expectations for 2007 indicate trend-like growth rates globally.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 5/1/03	5-year	10-year	Since inception
Global Allocation Trust Series I (began 5/1/00)	13.50%	5.70%	—	1.53%	14.54%	31.93%	—	10.62%
Global Allocation Trust Series II3 (began 1/28/02)	13.28%	5.54%	—	1.41%	14.32%	30.97%	—	9.82%
Global Allocation Trust Series NAV[4] (began 2/28/05)	13.58%	5.73%	—	1.55%	14.59%	32.14%	—	10.80%
Combined Index[5,6]	14.84%	6.68%	—	1.65%	15.41%	38.18%	—	11.55%
S&P 500 Index[6]	15.79%	6.19%	—	1.14%	14.71%	35.03%	—	7.83%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective May 1, 2003

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	The Global Securities Markets Index was added to more accurately reflect the investment objective of the Global Allocation Trust, and is an unmanaged index compiled by UBS Global Asset Management. It is currently constructed as follows: 40% Russell 3000 Index, 22% MSCI World ex-USA (free) Index, 21% Citigroup Broad Investment Grade (BIG) Bond Index, 9% Citigroup World Government Bond non-US Index, 3% Merrill Lynch High Yield Cash Pay Index, 3% MSCI Emerging Free Markets Index and 2% J.P. Morgan EMBI Global.

6	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Global Real Estate Trust
Subadviser: Deutsche Asset Management
Portfolio Managers: Jerry W. Ehlinger, Daniel Ekins, John Hammond, William Leung and John F. Robertson

INVESTMENT OBJECTIVE & POLICIES  >  To provide total net returns in excess of the EPRA/NAREIT Equity Index through a combination of current income and long-term capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	82.06
Consumer, Non-cyclical	3.55
Consumer, Cyclical	2.07
Industrial	0.27

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  Since its inception April 2006, the Global Real Estate Trust Series NAV returned +22.08%, underperforming the +24.75% return of the EPRA/NAREIT Equity Index.

Environment  >  Since the portfolio’s inception in May, global REITs performed well. In the U.S., merger and acquisition activity continued to provide momentum, as more than thirteen REITs announced their intent to be acquired. Continued low interest rates also helped performance, as yields on REITs remained attractive. In Europe, announcements about REIT adoption in countries such as Germany and Italy helped to drive performance of real estate stocks. Asia sold off early in the period, though robust market sentiment and the flow of funds from investors helped later in the year. In Australia, the REIT sector yield spread over the country’s current 10-year bond rate, combined with capital flows to the sector and strong fundamentals, helped performance. Australia was the best performing region, posting a total return of 31% (in local currency), followed by Europe, North America and Asia, with local total returns of 28%, 24%, and 17%, respectively. Regional allocation detracted from performance, including our overweight to Asia and Europe and underweight to North America. Stock selection was positive across the portfolio.

Outlook  >  With some notable exceptions, global real estate market conditions are generally improving. There is active REIT legislation in several emerging markets, continued consolidation in the mature markets, and, after a mid-year lull, initial public offerings in process in all regions. In North America, REIT prices continue to be driven by strong investor demand for real estate and strengthening fundamentals, with merger and acquisition activity continuing across all property types, though we expect the sector to consolidate some gains over the intermediate term. The Australian market continues to provide reasonable yields and includes companies with good earnings-growth prospects. In Europe, companies are reporting strong earnings. Due to the momentum of REIT legislation in the U.K. and continental Europe, we expect the region’s real estate market will continue to benefit from rapid growth. We have a positive view on Asian property stocks due to compelling property fundamentals and the region’s strong liquidity outlook.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Global Real Estate Trust Series NAV (began 4/28/06)	—	—	—	—	—	—	—	22.08%
EPRA NAREIT Index[2]	—	—	—	—	—	—	—	24.75%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Growth & Income Trust
Subadviser: Independence Investment LLC
Portfolio Managers: John Forelli and Jay C. Leu

INVESTMENT OBJECTIVE & POLICIES  >  Seeks long-term capital appreciation and income by investing in a diversified mix of common stocks of large-sized U.S. companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.34
Consumer, Non-cyclical	19.26
Communications	11.31
Industrial	10.56
Energy	9.29
Technology	9.13
Consumer, Cyclical	6.99
Basic Materials	2.72
Utilities	2.72
Mortgage Securities	1.78

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Growth & Income Trust Series NAV returned +12.72% underperforming the +15.46% return of the Russell 1000 Index.

Environment  >  While the first half of 2006 proved challenging for U.S. stock investors, strong performance particularly in the fourth quarter drove share prices higher and the S&P 500 Index cleared 1400 for the first time since November 2000. Major economic themes affecting the markets included the slowdown in the housing market, energy prices and commodity costs, and concerns over how these factors would affect consumer spending, growth, inflation and Federal Reserve Policy. Although consumer confidence slowed sharply in the first half of 2006, it began to strengthen with the decline in oil prices in the second half. As these costs fell, the markets began to hope this would provide relief to the consumer, effectively increasing consumers’ discretionary income, thereby giving a bounce to spending and relieving inflationary pressures. Investors were also relieved as the Federal Reserve Board, after raising rates four times in the first half of the year, left the rate unchanged at 5.25% for the second half. This was a significant shift in monetary policy after 17 consecutive 0.25% increases since June 2004.

While the Trust enjoyed solid performance, its results versus the Index were hindered by rapidly shifting market leadership. With an almost constant barrage of mixed economic news regarding inflation, growth, health of the consumer and commodity prices, stock selection was particularly difficult for managers with a longer-term focus. The biggest negative influences in the Trust’s returns were consumer services and financials, where unfavorable stock selection led the Trust’s holdings to underperform. Stock picking in the retail and technology sectors had a positive impact on the Trust’s results. The Trust remains ahead of the Index on a three year basis.

Outlook  >  U.S. large cap equities rebounded strongly over the last six months of 2006 and have staged a quiet rally over the past four years. Despite the strong performance, we believe conditions are right for a further advance in share prices in 2007. The recent decline in energy and commodity prices, coupled with a slowdown in the housing market will relieve inflationary pressures in 2007, with the Federal Reserve willing to cut rates to stimulate the economy if necessary. Further, we believe that as the path of the economy becomes clearer, the market will be more likely to reward our style of purchasing stocks with accelerating growth at reasonable prices.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Growth & Income Trust Series NAV (began 3/29/86)	12.72%	5.69%	6.66%	—	—	31.90%	90.50%	—
Russell 1000 Index[2]	15.46%	6.82%	8.64%	—	—	39.10%	129.14%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Health Sciences Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Kris H. Jenner

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation by investing at least 80% of the portfolio’s total assets in common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine or the life sciences (collectively, the “health sciences”).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	93.98
Financial	2.21
Basic Materials	1.30
Consumer, Cyclical	0.96
Industrial	0.45
Technology	0.21
Communications	0.03

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Health Sciences Trust Series I returned +8.51%, outperforming the +4.80% return of the Lipper Health/Biotechnology Index.

Environment  >  The portfolio significantly outperformed the benchmark index for the year. It lagged however, against the broader market as measured by the S&P 500 Index, where health care was the worst performing sector. Stock selection was the strongest contributor to relative performance across the four main areas of health care: biotechnology, services, products and devices, and pharmaceuticals.

The broader market posted positive returns across the board. Relative to this environment, performance within health care was meager, as the weakest of all sectors in the S&P 500 Index. Within the benchmark, pharmaceuticals and life sciences were the only health care segments to post a significant positive return; all others had only a tiny gain or incurred a small loss. Pharmaceuticals continued to face earnings pressure, as the new drug pipeline has been inadequate to compensate for drugs going off patent. However, the sector appears to have bottomed, and is showing signs of turning as valuations have become compelling.

The portfolio’s outperformance was led by strong stock selection in biotechnology. While the portfolio remains overweighted in biotechnology, we significantly trimmed holdings in this industry over the year, largely on strength. Stock selection in the health care services segment also contributed to relative results, and we increased exposure in this segment over the year. Stock selection was also positive in products and devices. The portfolio saw strong gains from several non-benchmark holdings. We increased our position in the industry, but we remain highly selective as growth prospects are somewhat limited. Stock selection and an underweight position in life sciences detracted from relative results.

Outlook  >  The shift in political power resulting from the Democratic victories in the November elections will have an effect across the health care universe in 2007. Pharmaceutical firms should benefit in the short term, as drug use increases with Medicare D implementation. In the long term, however, there is likely to be negative pressure on the drug industry from the government. Large-cap companies in the pharmaceutical and biotechnology sectors may face significant challenges. Smaller companies, however, stand to benefit when they can gain approval for new products and capture large market shares. The portfolio will continue its focus on companies bringing new products and therapies to market that address unmet medical needs, and opportunities exist in all sub-sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Health Sciences Trust Series I (began 4/30/01)	8.51%	6.89%	—	7.55%	—	39.51%	—	51.12%
Health Sciences Trust Series II2 (began 1/28/02)	8.30%	6.71%	—	7.39%	—	38.35%	—	49.86%
Health Sciences Trust Series NAV[3] (began 4/29/05)	8.50%	6.90%	—	7.56%	—	39.59%	—	51.21%
Lipper Health/Biotechnology Index[4]	4.80%	4.69%	—	4.71%	—	25.73%	—	29.80%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Income & Value Trust
Subadviser: Capital Guardian Trust Company    Portfolio Managers: Terry Berkemeier, Christine Cronin, Michael R. Ericksen, David I. Fisher,
Michael D. Locke, Karen A. Miller, James R. Mulally, Theodore R. Samuels, Eugene P. Stein, Alan J. Wilson and Wesley Phoa

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve both the conservation of principal and long-term growth of capital and income by investing in both equity and fixed-income securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	14.80
Consumer, Non-cyclical	13.29
Mortgage Securities	11.29
Technology	10.16
Communications	9.13
Industrial	8.48
Government	6.97
Consumer, Cyclical	6.45
Energy	6.43
Basic Materials	2.53

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Income & Value Trust Series I returned +8.66%, underperforming the +11.10% return of the Combined Index.

Environment  >  The portfolio was overweight equities during the year, which provided a boost to returns despite relative underperformance by the equity portion of the fund.

Within the equity portion of the fund, stock selection within the consumer staple, health care, and utility sectors were additive to results. Altria Group, Campbell Soup Company, and Kraft Foods all were positive contributors within consumer staples and AES Corp. and CMS Energy were top contributors within the utility sector. Within health care, Forest Labs and Baxter International were the top contributors. Other major holdings that performed well in 2006 were Cisco Systems and JPMorgan Chase & Co.

Stock selection in the financial sector was the top overall detractor from results during the year. Within financials, SLM Corp. was the top relative detractor for the year. While we continue to believe in the long term fundamentals of the company, it faced market perception that earnings would be more volatile going forward, and the uncertain effects of the Democratic majority in the House and Senate on fiscal policy. SLM Corp. ended the year as the fifth largest holding in the portfolio.

The bond portion of the fund benefited from allocations to high yield and emerging markets debt. Defensive BBB-rated corporate bonds also performed well. Issuer selection was helpful. We had sought to avoid leveraged buyout risk in specific issuers, and in other instances we bought issues after LBOs were announced and the bond’s spreads had widened (for instance, in home builders). Though we had neutral exposure to corporate bonds, our insurance bonds did very well.

Outlook  >  U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the Fed’s tolerable range, the economic picture appears bright. We think consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Fed may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for multiples to expand; by historical standards, stocks still look inexpensive compared to bond yields.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 5/1/99	5-year	10-year	Since inception
Income & Value Trust Series I (began 8/3/89)	8.66%	5.53%	7.23%	—	4.88%	30.87%	101.00%	—
Income & Value Trust Series II3 (began 1/28/02)	8.42%	5.33%	7.13%	—	4.76%	29.65%	99.14%	—
Income & Value Trust Series NAV[4] (began 4/29/05)	8.78%	5.55%	7.24%	—	4.90%	31.01%	101.22%	—
Combined Index[5,6]	11.10%	6.00%	6.40%	—	4.06%	33.81%	85.96%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective May 1, 1999

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

6	The Combined Index represents 32.5% of the return of the Wilshire 5000 Index, 10% of the MSCI EAFE Index, 40% of the Lehman Brothers Aggregate Bond Index, 10% of the 90 Day T-Bill, and 7.5% of the Merrill Lynch Yield Index through April 30, 1999, and 60% of the returns of the S&P 500 Index and 40% of the returns of the Citigroup Broad Investment Grade Bond Index from May 1, 1999 and thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

International Core Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: International Quantitative Investment Division Sr. Member Thomas Hancock

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks to achieve long-term growth of capital by outperforming its benchmark. The portfolio typically invests in a diversified portfolio of equity investments from developed markets outside the U.S. Under normal circumstances, the portfolio invests at least 80% of its assets in equity investments.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.31
Consumer, Cyclical	14.31
Consumer, Non-cyclical	13.06
Energy	8.24
Basic Materials	6.92
Industrial	6.62
Communications	5.34
Utilities	5.05
Technology	2.21
Diversified	0.22

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the International Core Trust Series I returned +24.69%, underperforming the +26.87% return of the MSCI EAFE Index.

Environment  >  Within the portfolio, country allocation, sector exposures, and currency exposures detracted from relative returns, while stock selection was strong. Country allocation was hurt mainly by the portfolio’s overweight to Japan and underweight to Spain. The Trust’s overweight exposures to health care and energy held back performance despite the positive impact from underweighting information technology, the weakest sector. Stock selection was particularly good in the United Kingdom and Germany and in the consumer discretionary and materials sectors. In addition, the portfolio’s exposures to the Japanese yen and Canadian dollar and underweight to the British pound, detracted from performance.

The Trust’s stock selection disciplines had mixed results, as quality-adjusted value performed well, intrinsic value outperformed, and momentum stocks lagged behind. Positions in cyclical companies including European steel makers and a German automaker helped this year’s return. Stocks that detracted included two Japanese financials and a British pharmaceutical company.

Outlook  >  International markets remain at challenging valuations, driven by several years of very strong returns. Moving forward, continued solid returns depend on strong economic fundamentals that lead to robust earnings growth. This may be possible, particularly in the regions where profit margins are relatively depressed. But the vulnerability to unpleasant surprises remains high. The scale of the financial sector, which is now 30% of the EAFE index, also poses a concern should economies slip off course.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since Inception		5-year	10-year
International Core Trust Series I (began 12/31/96)	24.69%	11.26%	5.37%	—	—	70.48%	68.65%
International Core Trust Series II2 (began 1/28/02)	24.54%	11.14%	5.31%	—	—	69.55%	67.73%
International Core Trust Series NAV[3] (began 2/28/05)	24.73%	11.30%	5.39%	—	—	70.82%	68.98%
MSCI EAFE Index[4]	26.87%	15.43%	8.07%	—	—	104.93%	117.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

International Opportunities Trust
Subadviser: Marsico Capital Management, LLC
Portfolio Manager: James G. Gendelman

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. The portfolio invests, under normal market conditions, at least 65% of its assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The portfolio normally invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies operating in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	27.42
Consumer, Cyclical	15.12
Industrial	12.85
Consumer, Non-cyclical	11.88
Communications	8.53
Technology	5.00
Basic Materials	3.23
Utilities	2.60
Energy	1.95
Diversified	1.81

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the International Opportunities Trust Series I returned +23.83%, underperforming the +26.87% return of the MSCI EAFE Index.

Environment  >  International equity performance in developed markets was solid during the year. Substantial declines in energy and commodity prices and generally strong corporate profit reports seemed to bolster stock prices during the period. Gains in developed markets, as measured by the MSCI EAFE Index, were widespread — all ten sectors of the MSCI EAFE Index posted positive returns. The Trust’s stock selection within the capital goods industry was a material positive contributor to performance results. Strong performance of pharmaceuticals companies further aided performance. An underweight position in two of the weaker performing areas of the Index — the energy sector and the software & services industry — helped relative returns. Stock selection in the banks industry was an additional area of strength. Although the Portfolio maintained an underweighted position in Japan (as compared to the MSCI EAFE Index), the general weakness in the Japanese stock market, to which the Portfolio had exposure, hampered results. Semiconductor & semi-equipment holdings also hurt results. In addition, a specific position in the food & staples retailing industry was a weak performer. Currency fluctuations may at times affect the Trust’s investment results because its foreign holdings are denominated in foreign currencies whose value may rise or fall against the dollar. Such fluctuations had a material, negative impact on the Trust’s performance during the reporting period.

Outlook  >  We believe there are a substantial number of positive factors that — all else being equal — may provide a favorable backdrop for equity prices. These include continued low interest rates globally, overall constrained inflation worldwide, solid corporate profits, and — on balance — relatively attractive international equity market valuations.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
International Opportunities Trust Series I (began 4/29/05)	23.83%	—	—	29.35%	—	—	—	53.85%
International Opportunities Trust Series II (began 4/29/05)	23.90%	—	—	29.29%	—	—	—	53.74%
International Opportunities Trust Series NAV (began 4/29/05)	23.96%	—	—	29.48%	—	—	—	54.11%
MSCI EAFE Index[2]	26.87%	—	—	24.75%	—	—	—	44.79%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

International Small Cap Trust
Subadviser: Templeton Investment Counsel, Inc.
Portfolio Managers: Tucker Scott and Cindy L. Sweeting

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long-term capital appreciation. Under normal market conditions, at least 80% of the portfolio’s net assets (plus borrowings for investment purposes) are invested in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $4 billion or less (“small company securities”).

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	20.53
Consumer, Cyclical	17.06
Consumer, Non-cyclical	15.19
Financial	7.12
Communications	5.94
Technology	5.35
Basic Materials	5.28
Energy	3.30
Utilities	2.61
Diversified	1.48

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the International Small Cap Trust Series I returned +27.34%, outperforming the +22.98% return of the Citigroup Global ex U.S.<2 Billion Index and the +23.11% return of the Combined Index.

Environment  >  Despite some challenges, global economic activity was healthy in 2006. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year.

With this economic backdrop, non-U.S. equity markets led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

Compared with the benchmark index, the portfolio’s underweighted position and stock selection in the weak performing Japanese market benefited relative returns. Stock selection and overweighted positions in the Netherlands and Denmark also boosted the portfolio’s relative performance.

The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened.

Our underweighted positions and stock selection in the strong performing Australian and Brazilian markets detracted from the portfolio’s performance relative to the benchmark.

Outlook  >  Small cap stocks have outperformed larger cap issues over the past five years and have narrowed or eliminated the valuation discount that previously existed. While we still believe that our small cap holdings have good prospects, we can no longer claim that the asset class is undervalued on a global basis.

Looking forward, we remain cautiously optimistic about the prospects for the portfolio’s securities. Many companies have grown increasingly prudent about their use of cash, and some have accumulated large balances, which often enable them to increase dividends, buy back shares, increase capital spending or acquire other companies. We expect that an abundant supply of corporate and investor cash may facilitate ongoing merger and acquisition activity. We focus on company fundamentals as the basis for stock selection and continuously search for companies whose stocks are selling at what we believe is a discount to their intrinsic worth.

We look for companies that we believe will grow earnings, cash flow and asset value, and we are focused on paying bargain prices for that growth. We are optimistic about the intermediate- and longer-term outlook for the small capitalization companies we have purchased for the portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since Inception		5-year	10-year
International Small Cap Trust Series I (began 3/4/96)	27.34%	17.04%	8.37%	—	—	119.58%	123.45%
International Small Cap Trust Series II2 (began 1/28/02)	27.29%	16.89%	8.31%	—	—	118.26%	122.11%
International Small Cap Trust Series NAV[3] (began 2/28/05)	27.46%	17.06%	8.38%	—	—	119.83%	123.71%
Citigroup Global ex U.S. <$2 Billion Index[4]	22.98%	24.71%	9.95%	—	—	201.64%	158.25%
Combined Index[4,5]	23.11%	21.14%	10.84%	—	—	160.91%	179.94%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index was added to provide a more accurately reflect the investment objective of the International Small Cap Trust. The Combined Index is a blend of the MSCI World ex US Index from inception through May 31, 2003 and the Citigroup Global ex US <$2 billion Index from June 1, 2003 and thereafter.

International Small Company Trust
Subadviser: Dimensional Fund Advisors, Inc.
Portfolio Manager: Karen E. Umland

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long term capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	23.09
Consumer, Cyclical	15.31
Consumer, Non-cyclical	13.59
Financial	12.24
Basic Materials	7.77
Technology	4.20
Communications	4.01
Energy	2.99
Diversified	1.59
Utilities	0.79

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  Since its inception May 2006, the International Small Company Series NAV returned +5.92%, outperforming the +2.03% return of the S&P Small Cap 600.

Environment  >  From May to December 2006, global equity markets had largely positive returns, notwithstanding the sharp decline they experienced in May 2006. Returns for the broad U.S. market, as measured by the Russell 3000 Index, were 8.7%. U.S. asset class returns ranged from 12.5% for large cap value to –0.6% for small cap growth. International returns for U.S. investors looked even better than U.S. returns, and were aided by the relative weakness of the U.S. dollar. Dollar-denominated asset class returns on developed-market equities ranged from 13.1% for large cap value to 3.4% for small cap. Using the EAFE indices (Net Dividends) as proxies, small cap (EAFE Small) underperformed large cap (EAFE) by 6.8% from May to December 2006. Across the style dimension, value stocks (EAFE Value) outperformed growth stocks (EAFE Growth) by 5.8% during this period. The dollar-denominated returns for emerging markets, as measured by the MSCI Emerging Markets Index (Net Dividends), were 10.2% from May to December. The U.S. dollar generally depreciated against emerging-market currencies, which made the dollar-denominated returns on emerging market equities higher than the returns denominated in local currencies.

The Trust’s underexposure to Japan relative to the Index helped its relative performance, as did its greater allocation to Continental Europe and U.K.-Ireland. However, overall differences in allocation across regions had a negative impact on the Trust’s performance. The Trust’s lack of exposure to China and Russia hurt its relative performance. The smallest stocks were underperformers during the period, and the Trust’s greater allocation to those stocks was a drag on performance relative to the Index. However, within the investable market capitalization ranges, the Trust’s basket of securities outperformed those of the Index. A similar story emerges when we look at the differences within and across industries. Differences in allocations to industry sectors hurt relative performance, but composition differences within industries had a stronger and positive impact on relative performance.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year			5-year	10-year	Since inception
International Small Company NAV (began 4/28/06)	—	—	—	—	—	—	—	5.92%
S&P Small Cap 600[2]	—	—	—	—	—	—	—	2.03%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

International Value Trust
Subadviser: Templeton Investment Counsel, Inc.
Portfolio Managers: Antonio C. Docal, Tucker Scott and Cindy L. Sweeting

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term growth of capital by investing primarily in equity securities of companies located outside the United States, including those in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	21.14
Financial	20.09
Consumer, Non-cyclical	12.35
Industrial	10.57
Consumer, Cyclical	7.20
Energy	6.99
Basic Materials	4.17
Technology	3.76
Utilities	1.65
Diversified	1.51

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the International Value Trust Series I returned +29.59%, outperforming the +26.87% return of the MSCI EAFE Index.

Environment  >  Despite some challenges, global economic activity was healthy in 2006. Strong global liquidity — whether petrodollars, corporate cash, private equity, household savings or central banks’ reserves — continued to search for a home. Record global merger and acquisition activity in 2006 also reflected the abundance of cash in the capital markets. Bond yield spreads over U.S. Treasuries narrowed, and equity and commodity markets rose in the latter part of the year.

With this economic backdrop, non-U.S. equity markets led global equity markets to end 2006 on a strong note, and all major regions delivered double-digit total returns for the year. Stock market indexes in the U.S. and most European countries reached six-year highs in the fourth quarter, and many emerging market indexes in Asia, Europe and Latin America neared or reached all-time highs.

When compared with the benchmark index, our overweighted allocations and stock selection in the U.K. and Denmark benefited the portfolio’s results, as did an underweighted position and stock selection in Japan. By sector, the portfolio’s relative performance was supported by stock selection in the consumer discretionary, industrials and telecommunication services sectors. The U.S. dollar depreciated versus most foreign currencies for the year, which also contributed to the portfolio’s performance because investments in securities with non-U.S. currency exposure gained value as the dollar weakened. Our allocations in South Korea and Taiwan, which are not index components, hurt relative performance during the period, as did an underweighted position and stock selection in France. By sector, an overweighted position and stock selection in the information technology sector hindered the portfolio’s results versus the index. Our underweighted allocations in the financials and utilities sectors also hampered relative returns. Of the portfolio’s stock holdings, semiconductor manufacturer Samsung Electronics, which is not an index component was the largest detractor from the portfolio’s relative results.

Outlook  >  Looking forward, we remain cautiously optimistic about the prospects for the portfolio’s securities. Many companies have grown increasingly prudent about their use of cash, and some have accumulated large balances, which often enable them to increase dividends, buy back shares, increase capital spending or acquire other companies. We expect that an abundant supply of corporate and investor cash may facilitate ongoing merger and acquisition activity. We focus on company fundamentals as the basis for stock selection and continuously search for companies whose stocks are selling at what we believe is a discount to their intrinsic worth.

We look for companies that we believe will grow earnings, cash flow and asset value, and we are focused on paying bargain prices for that growth. We are optimistic about the intermediate- and longer-term outlook for the companies we have purchased for the portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
International Value Trust Series I (began 5/1/99)	29.59%	15.69%	—	8.06%	—	107.22%	—	81.21%
International Value Trust Series II2 (began 1/28/02)	29.27%	15.50%	—	7.94%	—	105.51%	—	79.71%
International Value Trust Series NAV[3] (began 2/28/05)	29.61%	15.66%	—	8.05%	—	107.01%	—	81.02%
MSCI EAFE Index[4]	26.87%	15.43%	—	6.96%	—	104.93%	—	67.49%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Large Cap Trust
Subadviser: UBS Global Asset Management
Portfolio Manager: Thomas J. Digenan, John C. Leonard and Thomas Cole

INVESTMENT OBJECTIVE & POLICIES  >  To seek to maximize total return, consisting of capital appreciation and current income. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of U.S. large capitalization companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.58
Consumer, Non-cyclical	18.58
Consumer, Cyclical	10.04
Communications	9.84
Industrial	8.31
Technology	8.25
Utilities	5.59
Energy	5.01
Mortgage Securities	1.12
Government	0.13

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Large Cap Trust Series I returned +14.36%, underperforming the +15.46% return of the Russell 1000 Index.

Environment  >  The U.S. equity market generated solid returns during 2006, as the market reacted favorably to surprisingly strong earnings across large-, mid- and small-cap companies. Investors continued to worry about a potential economic slowdown and its impact on the market’s progress, but the level of concern associated with these issues lessened significantly as the second half of the year provided a platform for a very strong run of performance. “Value” stocks outperformed “growth” in 2006, as they have for the past several years, led by strong results in telecommunications, energy, utilities and financials. Health care and technology lagged during the year, although a number of stock-specific opportunities within those sectors performed very strongly.

Stock selection contributed to the portfolio’s performance during the year. The portfolio’s underweight to equity REITs and overweight to banks were the top detracting industries from performance. Our underweight to the energy reserves industry made a major contribution to relative returns. Risk factors added to performance while market factors slightly detracted from relative performance. The portfolio’s underweight to momentum and overweight to value were the top contributing risk factors.

Outlook  >  At year-end, we have limited factor exposures in the Trust, since we find that most of the opportunities available in the current market continue to be more bottom-up in nature. We have a slight factor exposure against volatility, essentially a by-product of stock selection. We feel comfortable being underweighted to volatility, given the historically low levels of market volatility over the past few years. Such significant deviations tend to revert to, in this case, higher equilibrium levels over time.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Large Cap Trust Series I (began 4/29/05)	14.36%	—	—	16.58%	—	—	—	29.27%
Large Cap Trust Series II (began 4/29/05)	14.15%	—	—	16.25%	—	—	—	28.67%
Large Cap Trust Series NAV (began 4/29/05)	14.38%	—	—	16.54%	—	—	—	29.20%
Russell 1000 Index[2]	15.46%	—	—	15.58%	—	—	—	27.43%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Large Cap Value Trust
Subadviser: BlackRock Investment Management, LLC
Portfolio Manager: Bob Doll

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital through investment primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The portfolio seeks to achieve its investment objective by investing at least 80% of its net assets in common stocks of large-cap companies the subadviser selects from among those that are, at the time of purchase, included in the Russell 1000 Value Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.10
Consumer, Non-cyclical	18.48
Energy	17.43
Industrial	8.93
Communications	5.95
Consumer, Cyclical	5.78
Technology	5.21
Basic Materials	5.12
Utilities	1.23

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Large Cap Value Trust Series I returned +15.93%, underperforming the +22.24% return of the Russell 1000 Value Index.

Environment  >  Shares of large-cap value companies significantly outperformed their large-cap growth counterparts during the year, with the Russell 1000 Value Index advancing 22.24% while the Russell 1000 Growth Index rose 9.07%.

The comparative performance was impeded by stock selection and overweights in information technology and health care. Security selection and an underweight in consumer staples also detracted from relative performance. Further detracting from performance was stock selection in the energy and consumer discretionary sectors, an underweight in telecommunication services and an overweight in industrials.

An overweight in energy and underweights in financials and consumer discretionary enhanced the relative return for the year. Security selection in materials also benefited the Trust.

Outlook  >  We believe that 2007 likely will feature continued rotation away from domestic growth and the consumer-led global economy, and towards business fixed investments and non-U.S. growth. Therefore, in another year where security selection will be critical, we prefer large, high-quality companies with exposure to foreign sales, and those that have the ability to increase dividends, and are generally larger and higher quality. Along with the usual unpredictable geopolitical risks and the headline risk associated with populist politics, we expect volatility levels to move up from their record-low levels. We’re maintaining the portfolio’s pro-cyclical positioning in anticipation of a soft economic landing in the U.S. and continued strength globally. The Trust’s overweights include energy, information technology and materials, and there are underweight positions in financials, utilities, telecommunication services and consumer staples.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Large Cap Value Trust Series I (began 5/5/03)	15.93%	—	—	22.20%	—	—	—	108.17%
Large Cap Value Trust Series II (began 5/5/03)	15.75%	—	—	21.96%	—	—	—	106.72%
Large Cap Value Trust Series NAV[2] (began 2/28/05)	16.03%	—	—	22.24%	—	—	—	108.43%
Russell 1000 Value Index[3]	22.24%	—	—	19.44%	—	—	—	91.52%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Managed Trust
Subadvisers: Grantham, Mayo, Van Otterloo & Co. LLC and Declaration Management & Research LLC
Portfolio Managers: U.S. Quantitative Investment Division Sr. Member Sam Wilderman (GMO); James E. Shallcross and Peter Farley (Declaration)

INVESTMENT OBJECTIVE & POLICIES  >  To seek income and long-term capital appreciation. The portfolio invests primarily in a diversified mix of: (a) common stocks of larger capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	16.86
Financial	16.58
Consumer, Non-cyclical	14.68
Consumer, Cyclical	10.74
Government	7.56
Communications	7.53
Industrial	6.00
Energy	4.73
Asset Backed Securities	3.97
Technology	2.73

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Managed Series Trust

Performance  >  For the year 2006, the Managed Trust Series NAV returned +7.48%, underperforming the +15.79% return of the S&P 500 Index and outperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Grantham, Mayo, Van Otterloo & Co. LLC

Environment  >  In 2006, U.S. equities markets posted healthy returns. The Russell 1000 Growth Index and the technology-laden NASDAQ Composite Index trailed the pack, posting the only single-digit returns. In a reversal from 2005, small-cap stocks outpaced large-cap stocks. However, large-cap value stocks posted much stronger returns than large-cap growth stocks.

Both of the investment disciplines — valuation and momentum — detracted from the Trust’s returns versus the benchmark. The valuation discipline declined substantially in the low-volatility environment early in 2006. Though it rebounded briefly following a volatility spike in May, it would eventually resume its downward trend, finishing negative for the year. In contrast, the momentum discipline was flat relative to the benchmark heading into May, before the volatility spike started it on a descent for the rest of 2006. The portfolio’s bet on high quality stocks and against low quality stocks detracted from returns versus the benchmark.

Sector selection detracted from relative returns. The Trust saw positive returns relative to the benchmark due to its underweight positions in the manufacturing and technology sectors, as well as its overweight in automotive. Overweight positions in retail and health care and an underweight in oil & gas hurt relative returns.

Stock selection also hurt relative returns. While selections in the utility, machinery and health care sectors were positive relative to the benchmark, this performance was offset by poor picks in technology, construction and financials.

Outlook  >  Looking ahead to 2007, the Trust will continue to overweight high quality stocks. In the broad market, historically low volatility, record-high profit margins (especially at lower quality companies), and easy access to capital bode well for market performance if all can be expected to continue indefinitely. Each of these factors, however, has typically reverted to the mean over time, and we believe that the party will end soon. While timing is always an undeterminable factor in this type of forecast, we will be seeking to reduce risk wherever possible.

Declaration Management & Research LLC

Environment  >  Interest rates ended the year higher across the curve. The Fed increased the Funds Rate to 5.25% from 4.25% to stem rising inflation. The yield curve continued to flatten as the market remained better convinced that rising interest rates would eventually stall economic growth. The portfolio was positioned slightly shorter than the index during the first half of the year and moved to a generally neutral position for the remainder of 2006. Rising inflation kept interest rates higher for most of the year, but concerns over a weakening housing market began to overshadow the Fed’s focus on inflation. Weaker housing began to trickle through the economy as GDP growth slowed to 2%. Energy prices kept inflation elevated with crude oil climbing to $77 a barrel only to decline nearly 20% in the 4th Quarter. Markets responded favorably to the potential soft landing scenario as weaker housing and late quarter slowing of inflation kept interest rates below 5%.

Corporate bonds reacted to mostly supportive economic fundamentals and strong company earnings. The sector’s performance, however, was constrained by some general themes, notably the incidence LBOs and shareholder-friendly activities. Overall the Lehman Brothers Credit Index outperformed U.S. Treasuries by 119 bps of excess return. The portfolio benefited from an overweight to the Credit sector throughout the year. The high yield market was the disproportionate winner this year, as the Lehman Brothers High Yield Index generated outsized excess returns of 843 bps over U.S. Treasuries. A small allocation to some high yield names added to performance as well. The mortgage market also performed well after a dismal 2005. The portfolio’s residential mortgage exposure was fairly neutral to the index throughout the year. However, we maintained a significant overweight position to commercial mortgages from the beginning to the end of 2006. Residential mortgages benefited from lower volatility, tightening spreads, and generally slower prepayments. Commercial mortgages continued their streak with another year of outperformance. Lower rated bonds benefited as commercial real estate fundamentals improved in most property types and markets. Generally, a positive year for most spread sectors with investors showing a healthy appetite for riskier assets.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 5/1/05	5-year	10-year	Since inception
Managed Trust Series NAV[3] (began 3/29/86)	7.48%	4.28%	6.46%	—	7.47%	23.31%	86.93%	—
Combined Index[4,5]	11.12%	5.99%	7.88%	—	10.41%	33.73%	113.55%	—
S&P 500 Index[4]	15.79%	6.19%	8.42%	—	15.16%	35.03%	124.47%	—
Lehman Brothers Aggregate Bond Index[4]	4.33%	5.06%	6.24%	—	3.52%	27.98%	83.13%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective May 1, 2005

3	The Series NAV shares of the Managed Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Managed Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Managed Fund, the Trust’s predecessor. These shares were first issued March 29, 1986.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index represents 50% S&P 500 Index and 50% Lehman Brothers Aggregate Bond Index from April 1986 to December 1997, then 60% S&P 500 Index and 40% Lehman Brothers Aggregate Bond Index from January 1998 thereafter.

Mid Cap Stock Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Michael Carmen

INVESTMENT OBJECTIVE & POLICIES  >  To achieve growth of capital by investing at least 80% of the portfolio’s net assets in equity securities of mid-sized companies with significant capital appreciation potential.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.65
Technology	17.60
Communications	9.60
Industrial	9.14
Consumer, Cyclical	8.05
Financial	6.26
Basic Materials	6.24
Energy	3.87

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Mid Cap Stock Trust Series I returned +13.55%, outperforming the +10.66% return of the Russell MidCap Growth Index.

Environment  >  Over the year ended December 31, 2006, the U.S. equity markets posted strong returns. The S&P 500 rose 15.8% during this period. The top performing sectors within the broad market, represented by the S&P 500, were Telecommunications (+36.8%), Energy (+24.2%), Utilities (+21.0%) and Financials (+19.2%). Mid cap stocks (+10.3%) lagged small cap stocks (+15.1%) and large cap stocks (+15.8%), as measured by the S&P indices. The year ended with a U.S. equity rally, resulting from record M&A activity, and a surprisingly resilient consumer in the face of a slowing economy.

The Mid Cap Stock Trust outperformed the Index as a result of positive security selection in Information Technology, Health Care, and Telecommunication Services and Materials sectors. Our strongest relative individual contributor for the year was collaborative voice and video communications equipment provider Polycom, who benefited from market adoption of internet protocol (IP) based networks. Other notable contributors include entertainment company Melco International, blue tooth chip manufacturer CSR PLC, and specialty retailer Kohl’s.

The principal headwinds to performance during the period were our underweights to the strong performing Consumer Discretionary, Financials and Utilities sectors. Stock selection in the Industrials sector also hurt performance, due to our holdings in JetBlue Airlines and Energy Conversion Devices. On an individual stock basis, our weakest relative detractor to performance during the past year was semiconductor manufacturer Cree. The stock fell after management issued a profit warning reflecting weak LED sales, unfavorable LED mix shifts, and margin erosion from production problems.

Outlook  >  The Trust is largely constructed without regard to benchmark weightings by sector; however, we typically do not expect to exceed the benchmark weight by more than two times in any given sector. As of the end of December, our largest overweight exposure was to the Information Technology sector, followed by Industrials and Materials. Our largest positions in Technology include Network Appliance, Verifone, and Adobe Systems. We continue to maintain an underweight in Consumer Discretionary, Energy and Consumer Staples.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Mid Cap Stock Trust Series I (began 5/1/99)	13.55%	11.28%	—	5.16%	—	70.67%	—	47.05%
Mid Cap Stock Trust Series II2 (began 1/28/02)	13.31%	11.10%	—	5.04%	—	69.25%	—	45.83%
Mid Cap Stock Trust Series NAV[3] (began 2/28/05)	13.66%	11.33%	—	5.19%	—	71.06%	—	47.39%
Russell MidCap Growth Index[4]	10.66%	8.22%	—	5.09%	—	48.40%	—	46.32%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Mid Cap Value Trust
Subadviser: Lord, Abbett & Co. LLC
Portfolio Managers: Eileen K. Banko, David G. Builder, Howard E. Hansen and Edward K. von der Linde

INVESTMENT OBJECTIVE & POLICIES  >  To seek capital appreciation. The portfolio invests primarily in equity securities which it believes to be undervalued in the marketplace. Under normal market conditions, at least 80% of the portfolio’s net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Communications	18.79
Consumer, Cyclical	12.23
Consumer, Non-cyclical	12.22
Financial	9.11
Industrial	8.90
Basic Materials	8.44
Utilities	8.28
Energy	4.70
Technology	2.89

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year, the Mid Cap Value Trust Series I returned +12.27%, underperforming the +20.22% return of the Russell MidCap Value Index.

Environment  >  The stock market finished the year with broad strength. Equities turned in positive performance despite moderating economic fundamentals, as investors began to price in persistent above-trend growth in corporate profits.

The economic backdrop seemed to moderate as the year progressed and the housing market correction intensified. The auto industry struggled, in part due to a pay-back from previous years’ incentive plans and a general decline in consumer expectations about the future. However, the much larger service sector displayed fairly robust strength. For the year, the unemployment rate slipped 0.4% to 4.5%, reflecting relatively strong wage growth. Late year declines in retail energy prices also helped sustain consumer spending.

With the economy expanding so, too, did revenue growth. Earnings outpaced revenue growth, acting as a catalyst for equity investors to push many stock prices to new highs, including the Dow Jones Industrial Average. Performance disparity was pronounced between the value and growth styles of investing, as the value indexes led their growth equivalents by at least seven percentage points.

Value stocks outperformed growth across all market capitalizations and small-cap stocks outperformed both mid- and large-cap stocks. Within the Russell MidCap Value Index, materials & processing and consumer staples were the strongest performing sectors. Health care was the weakest performer. The most significant detractors from performance were stock selection within the financial services, health care, and auto & transportation sectors. Stock selection within the utilities and producer durables sectors boosted performance.

Outlook  >  The market’s preoccupation with predicting the track of the economy and Federal Reserve interest rate policy continues to afford us opportunities to invest in the stocks of companies with improving profit outlooks based on corporate change. Though this may leave us out of step with the market at times, this discipline has generated solid returns for our investors in the past. We firmly believe it will do so again in the future.

We don’t believe the economy or interest rates are likely to change dramatically over the next several months. We will continue to invest in areas where we see company and industry catalysts to improve below-average levels of profitability. We still see plenty of opportunity in telecommunications and telecommunications equipment companies, as well as in business services. Meanwhile, we continue to harvest gains realized in certain parts of the materials sector.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Mid Cap Value Trust Series I (began 4/30/01)	12.27%	11.20%	—	10.71%	—	70.06%	—	78.08%
Mid Cap Value Trust Series II2 (began 1/28/02)	12.03%	11.02%	—	10.55%	—	68.68%	—	76.64%
Mid Cap Value Trust Series NAV[3] (began 2/28/05)	12.30%	11.24%	—	10.74%	—	70.35%	—	78.38%
Russell Midcap Value Index[4]	20.22%	15.88%	—	13.99%	—	108.99%	—	110.13%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Mid Cap Value Equity Trust
Subadviser: RiverSource Investments, LLC
Portfolio Managers: Warren Spitz, Steve Shroll, Laton Spahr and Paul Stocking

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long-term growth of capital by investing at least 80% of net assets in equity securities of medium-sized companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	17.64
Industrial	13.13
Utilities	11.35
Consumer, Cyclical	9.67
Energy	9.16
Consumer, Non-cyclical	7.68
Communications	5.95
Technology	5.48
Basic Materials	5.46
Asset Backed Securities	1.31

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  Since its inception April 2006, the Mid Value Trust Series NAV returned +4.56%, underperforming the +10.64% return of the Russell MidCap Value Index.

Environment:  >  From May until the end of the year, stock selection across energy, producer durables, technology and consumer staples helped the Portfolio’s results. The Portfolio also benefited from its allocation to the airline industry.

However, these positives were overwhelmed during the period by the detracting effects of a significant exposure to the energy sector, which lagged as energy prices declined. Within energy, holdings in Pioneer Natural Resources, BJ Services, Nabors Industries and Sunoco each disappointed. Also, within financials, a small allocation to real estate investment trusts (REITs), which was one of the best performing equity segments for the year, hurt. Equity Office Properties Trust, which performed well based on the announcement of a high profile private equity buyout, particularly detracted from results within this industry.

We maintained the Portfolio’s overall bias toward cyclical sectors, but we somewhat reduced the Portfolio’s exposure to these sectors during the period in favor of the more defensive segments of the equity market given a moderation in economic growth expectations. Specifically, during the annual period, we reduced the Portfolio’s positions in basic materials, energy and producer durables. We increased the Portfolio’s allocations to electric utilities, consumer staples and health care services.

Outlook:  >  We take larger positions in sectors, industries or individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Generally we view the market as not providing wide differentiation among valuations currently and into the new year. Overall, risk premiums are low across asset classes, providing relatively little opportunity to expand active risk taking.

We expect the themes of energy infrastructure investment, industrial growth and globalization to lead the market over the longer term. However, with our dynamic view of risk management, we expect to moderate the risk profile within the Portfolio by reducing its emphasis on these themes in favor of several new stock-specific opportunities. As always, we will continue to emphasize stocks with attractive valuations.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Mid Cap Value Equity Trust Series NAV (began 4/28/06)	—	—	—	—	—	—	—	4.56%
Russell MidCap Value Index[2]	—	—	—	—	—	—	—	10.64%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust, if the index value at actual inception date is not available.

Mid Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David J. Wallack

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The portfolio invests, under normal market conditions, primarily in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	16.86
Financial	15.31
Communications	11.39
Consumer, Cyclical	8.29
Industrial	7.51
Technology	5.92
Basic Materials	4.83
Utilities	4.49
Energy	4.09

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Mid Value Trust Series I returned +20.31%, outperforming the +20.22% return of the Russell MidCap Value Index.

Environment  >  Despite a sharp decline from mid-May through mid-June, U.S. stocks rose strongly in 2006, the market’s fourth consecutive year of gains since the end of the 2000 – 2002 bear market. In fact, several major indexes reached six-year highs, if not record levels. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year. Mid-cap shares lagged both small- and large-cap stocks. Within the mid-cap value segment, telecommunications services far outpaced all sectors, followed by consumer staples and materials. Although all sectors in the Russell MidCap Value index had strong positive returns, health care, energy and information technology lagged.

Stock selection drove our outperformance, while group weights were a detractor. The consumer discretionary, information technology, and industrials and business services sectors were the largest contributors to the fund’s performance, while financials holdings were the main detractor.

Stock selection among consumer discretionary sector firms contributed to performance, although our large position in the sector slightly detracted from relative results as the consumer was squeezed by higher gasoline prices. A closeout store and e-commerce site, saw strong earnings growth as revenue rose. A large toy manufacturer also posted strong earnings.

Stock selection in information technology helped returns, although our overweight position weighed on results relative to the benchmark. Industrials and business services holdings, particularly in the commercial services industry, also helped relative returns. A waste management company enjoyed higher-than-consensus earnings due to pricing power, which allowed it to pass on fuel surcharges.

Stock selection in the financials sector hurt results. Our substantial underweight position in real estate investment trusts (REITs) was the main detractor from relative results as real estate stocks benefited from a number of mergers and acquisitions. Our insurance positions also performed poorly, as the pricing environment did not improve after a difficult 2005 hurricane season. Our holding in an insurance broker, asset manager and consulting company, weighed on returns. The asset management division experienced outflows, and soft insurance pricing hampered the insurance brokerage division.

Outlook  >  With a background of moderate economic growth, stable interest rates and low inflation, the outlook for equities as a whole remains favorable, notwithstanding geopolitical risk and the possibility that monetary conditions become less benign. The valuation of medium-sized companies relative to their larger brethren remains high, and opportunities are less abundant for mid-cap investors than a few years ago. Still, we are exploiting pockets of value in areas such as health care, packaging and technology as they become available.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 5/1/04	5-year	10-year	Since inception
Mid Value Trust Series I3 (began 4/29/05)	20.31%	13.58%	—	9.29%	16.90%	89.00%	—	116.12%
Mid Value Trust Series II3 (began 4/29/05)	20.05%	13.49%	—	9.25%	16.74%	88.29%	—	115.32%
Mid Value Trust Series NAV[4] (began 5/1/98)	20.34%	13.57%	—	9.29%	16.88%	88.90%	—	116.02%
Russell MidCap Value Index[5]	20.22%	15.38%	—	10.81%	20.93%	108.99%	—	143.48%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current manager effective 5/1/04

3	The Series I and Series II shares of the Mid Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value Fund B, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

4	The Series NAV shares of the Mid Value Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Mid Value B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Mid Value B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1998.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Natural Resources Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: James A. Bevilacqua

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term total return. Under normal market conditions, the portfolio will invest at least 80% of its net assets in equity and equity-related securities of natural resources-related companies worldwide. Natural resources-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The portfolio seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Energy	56.17
Basic Materials	34.88

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Natural Resources Series I returned +22.30%, underperforming the +24.08% return of the Combined Index.

Environment  >  Oil prices in early 2006 were $60 per barrel. By mid-summer, they reached highs of around $78 before dropping into the mid $50s by November. Historically, high inventory levels, forecasts of another mild winter in the Northeast U.S. and an easing of the supply and distribution disruptions created by the new ethanol/gasoline mandates all contributed to the decline in oil prices. Oil recovered a bit following OPEC’s announcement of production cuts, reaching as high as $63 in December. In the final weeks of 2006 oil prices resumed a downward trajectory. Crude oil ended the year at just over $60 per barrel and has since fallen towards the $50 per barrel level.

Throughout the year, natural gas markets traded largely in tandem with expectations for the critical winter heating season. Natural gas prices largely stayed within a range of $6 and $8 per thousand cubic feet during 2006. Prices fell steadily through December as current and forecasted weather patterns suggested a warmer-than-normal winter season this year. A surplus in natural gas supplies also contributed to declining prices as inventories exceeded the 5-year average. Natural gas ended December at the lower end of its range for the year as a result of minimal heating demand requirements winter to date.

In 2006, the Natural Resources Trust absolute return was attributed to strong stock selection in the Metals & Mining sector. More specifically, the strongest contributor to relative performance was a mining company, due to recent acquisition activity and zinc and nickel exposure. This strength was offset by weak stock selection and an overweight allocation in the oil & gas sector.

Outlook  >  At year end, the Trust retained a heavy commitment to energy, favoring oil & gas exploration & production companies. Top absolute positions in the portfolio include a Brazilian mining firm, a uranium producer, and an integrated oil & gas firm. While we are somewhat cautious near-term, factors such as limited supply, infrastructure under-investment, and solid demand are supportive of higher than historic prices for most energy and base metal commodities.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Natural Resources Trust Series I (began 5/5/03)	22.30%	—	—	37.60%	—	—	—	221.33%
Natural Resources Trust Series II (began 5/5/03)	22.03%	—	—	37.30%	—	—	—	218.80%
Natural Resources Trust Series NAV[2] (began 2/28/05)	22.31%	—	—	37.63%	—	—	—	221.61%
Lipper Natural Resources Index[3]	33.77%	—	—	15.04%	—	—	—	189.87%
Combined Index[3,4]	24.08%	—	—	32.13%	—	—	—	177.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

4	The Combined Index is comprised of 60% MSCI World Energy Index, 30% MSCI World Metals & Mining Index, and 10% MSCI World Paper & Forest Products Index.

Overseas Equity Trust
Subadviser: Capital Guardian Trust Company    Portfolio Managers: David I. Fisher, Arthur J. Gromadzki, Richard N. Havas, Nancy I. Kyle,
Christopher A. Reed, Lionel M. Sauvage, Nilly Sikorsky, Rudolf M. Staehelin, John Mant and Seung Kwak

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The portfolio invests, under normal market conditions, at least 80% of its assets in equity securities of companies outside the U.S. in a diversified mix of large-sized established and medium-sized foreign companies located primarily in developed countries and, to a lesser extent, in emerging markets.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	22.17
Consumer, Non-cyclical	10.61
Industrial	10.48
Consumer, Cyclical	9.39
Communications	7.51
Basic Materials	5.96
Energy	5.12
Technology	4.61
Utilities	1.68
Diversified	0.56

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Overseas Equity Trust Series NAV returned +19.86%, underperforming the +26.87% return of the MSCI EAFE Index.

Environment  >  The global stock market capped off an exceptional year in which all developed markets except Japan posted double-digit gains. Stocks benefited from strong earnings, a supportive global economy and a high level of liquidity that fostered a steady stream of buyouts, mergers and acquisitions. Returns for U.S.-based investors were even stronger as European currencies gained sharply on the dollar. The narrowing short-term interest rate gap between Europe and the U.S., along with concerns that central banks might diversify their dollar-denominated reserves, triggered the weakness in the dollar. The dollar’s decline had been long anticipated due to the large U.S. current account deficit.

Absolute returns were strong on the back of the global rally in equities. Stock selection among information technology stocks was the biggest detractor to results relative to the benchmark in 2006. Most of the portfolio’s technology holdings that provided large negative returns were located in Japan.

Stock selection within the financial sector detracted from results during the year. Mizuho Financial Group and Sumitomo Mitsui were the top detractors. Other detractors included the portfolio’s underweight to the utility sector; the strongest performing sector in both the portfolio and Index for the year.

Portfolio returns were positively impacted by stock selection in the consumer discretionary and utility sectors and from being overweight telecommunication service issues and underweight the energy sector relative to the benchmark. Looking at the portfolio by country, our allocations to Canada, Mexico and the Netherlands were the top contributors.

Outlook  >  This positive corporate environment is supported by favorable economic conditions. With the resurgence of the German economy, domestic demand growth in Europe looks sustainable. Japan continues to be the exception; while corporate health has improved greatly, consumer demand has yet to recover. We think corporate profits will ultimately find their way to the consumer, and pent-up replacement demand will trigger a revival in consumer spending. In our view, the risk that zealous central bank policies might trigger a cyclical downturn in Japan may be exaggerated. Japan continues to be a major theme within the portfolio, not just in technology and financials. Earnings guidance from Japanese companies has been conservative, and some companies have begun to provide better-than-expected results. A continuation of that trend, along with the improved sentiment toward technology stocks, should bode well for our Japanese equity holdings.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year			5-year	10-year
Overseas Equity Trust Series I2 (began 4/29/05)	19.80%	11.34%	6.01%	—	—	71.13%	79.23%
Overseas Equity Trust Series II2 (began 4/29/05)	19.64%	11.21%	5.94%	—	—	70.10%	78.15%
Overseas Equity Trust Series NAV[3] (began 5/1/96)	19.86%	11.25%	5.96%	—	—	70.40%	78.46%
MSCI EAFE Index[4]	26.87%	15.43%	8.07%	—	—	104.93%	117.20%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I and Series II shares of the Overseas Equity Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of the Series I, and Series II shares.

3	The Series NAV shares of the Overseas Equity Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Overseas Equity B Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Overseas Equity B Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1996.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Pacific Rim Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Pauline Dan

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term growth of capital by investing, under normal conditions, at least 80% of the portfolio’s net assets in common stocks and equity-related securities of established, larger-capitalization, non-U.S. companies in the Pacific Rim that have attractive long-term prospects for capital growth.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.83
Industrial	14.30
Consumer, Cyclical	10.80
Basic Materials	7.48
Technology	6.18
Consumer, Non-cyclical	4.60
Communications	4.56
Energy	2.41
Diversified	1.74
Utilities	1.71

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Pacific Rim Trust Series I returned +11.05%, underperforming the +13.70% return of the MSCI AC Pacific Free Index.

Environment  >  Asian Markets delivered a positive gain for the fourth consecutive year. The year was volatile, however, as inflation fears sparked a summer sell-off. Markets eventually staged a strong comeback as economic conditions remained benign. The resilient economic growth outlook, appreciating Asian currencies, soft energy prices and contained inflation led to strong performance for Asian equities.

MSCI Japan Index rose just 5%, as expectations of a full-scale domestic economic recovery were deferred. Asia Pacific ex-Japan rose by 29%. China rose 81%, driven by currency strength, strong liquidity flows and robust performance by domestic shares. Australia rose by 27%, boosted by continued strength in commodity prices and frenetic merger & acquisition activity. Korea rose 13%, but underperformed the region on concerns that its rising Won currency would affect earnings for exporters. Taiwan also underperformed, rising by 18% on concerns about growth prospects for technology product exporters. Singapore, Indonesia and Philippines had strong performance. However, Thailand’s coup and ensuing regime change made investors cautious.

Stock selection in Japan detracted from performance, while it added value in Korea, Singapore and Malaysia. An underweight position in China, and a lack of exposure to some smaller, but strong performing markets, such as Indonesia, hurt relative performance.

Outlook  >  For Japan, while only a gradual improvement in growth is expected, profits can be expected to rise as productivity improves. However, at this time visibility for short-term market direction is limited.

The outlook for the Asian markets will depend on how 2007 unfolds, particularly for the U.S. Under our base view of a soft landing in the U.S. where real economic growth slows to around 2%, we think that Asian markets can sustain valuations. However, a hard landing in the U.S. would hurt Asian corporate earnings and remind investors of the cyclicality of Asian economies. We believe 2007 will be a year of mid-cycle slowdown globally and Asian earnings and valuations will remain resilient. We reduced weightings in Thailand and Korea after these countries introduced some macro-policy changes. China weightings have been increased, particularly in the financial sector. We are getting more constructive on Malaysia where pump-priming projects and a boost to tourism are expected to sustain the country’s economic growth going forward.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Pacific Rim Trust Series I (began 10/4/94)	11.05%	14.97%	2.39%	—	—	100.92%	26.65%	—
Pacific Rim Trust Series II2 (began 1/28/02)	10.92%	14.84%	2.33%	—	—	99.70%	25.88%	—
Pacific Rim Trust Series NAV[3] (began 4/29/05)	11.21%	15.43%	2.59%	—	—	104.96%	29.20%	—
MSCI AC Pacific Free Index[4]	13.70%	14.61%	2.14%	—	—	97.79%	23.55%	—

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Quantitative All Cap Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Chris Hensen, Brett Hryb and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long-term growth of capital. The portfolio seeks to achieve its objective by investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S. companies across the three market capitalization ranges of large, mid and small.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	20.30
Consumer, Non-cyclical	15.09
Consumer, Cyclical	10.44
Industrial	9.46
Communications	9.26
Technology	6.76
Energy	6.22
Utilities	3.87
Basic Materials	2.46

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Quantitative All Cap Trust Series I returned +15.17%, underperforming the +15.72% return of the Russell 3000 Index.

Environment  >  The year was a good one for U.S. equities. Lower oil prices, strong corporate earnings and a restful Federal Reserve all helped drive stocks higher. The economic picture for 2006 was fairly strong. The U.S. economy added an average of about 153,000 jobs a month, while the unemployment rate reached a cyclical low of 4.4% in October. One concern has been the increase in labor costs and its impact on inflation. Overall economic growth for 2006 should come in around 3.3%, in line with what we saw in 2005. The trade picture started to show signs of improvement near year end, with exports rising to record highs and petroleum import costs dropping. All key inflation measures moved up in 2006, despite some noted declines late in the year.

The Trust underperformed its benchmark for the year by 0.55%, but outperformed its Morningstar peer universe by more than 1.0%. Stock selection added to performance while sector selection detracted slightly. The portfolio has maintained an overweight position in small-capitalization stocks relative to the Russell 3000 Index. This overweight position aided performance in 2006. On a sector basis, stock selection was particularly strong in the technology, merchandising, financials and materials sectors. The portfolio owned a number of smaller technology companies that posted tremendous returns. Within the financials sector, we owned several brokerage stocks that performed well during a year that saw Wall Street firms post strong profits. In materials, the portfolio owned several metals-related stocks, specifically those tied to copper and steel, whose base prices hit record levels in 2006. Stock selection detracted from performance in the energy and utilities sectors.

Outlook  >  A significant driver of performance over the past year has been surprisingly strong earnings growth. Although we expect earnings growth to continue in 2007, it is likely to be at a more modest, single-digit rate. Market valuation appears relatively fair at current levels with increases unlikely if interest rates remain stable or increase over the coming year. Given this backdrop, we feel the U.S. markets will produce modest positive returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Quantitative All Cap Trust Series I (began 5/5/03)	15.17%	—	—	17.23%	—	—	—	78.88%
Quantitative All Cap Trust Series II (began 5/5/03)	14.91%	—	—	17.00%	—	—	—	77.60%
Quantitative All Cap Trust Series NAV[2] (began 4/29/05)	15.24%	—	—	17.35%	—	—	—	79.55%
Russell 3000 Index[3]	15.72%	—	—	15.53%	—	—	—	69.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Quantitative Mid Cap Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Rhonda Chang and Noman Ali

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term capital growth by investing at least 80% of the portfolio’s total assets in U.S. mid cap stocks, convertible preferred stocks, convertible bonds and warrants.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	19.93
Industrial	16.96
Consumer, Non-cyclical	15.39
Consumer, Cyclical	13.19
Utilities	8.79
Energy	8.73
Communications	6.07
Technology	5.99
Basic Materials	1.81

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Quantitative Mid Cap Trust Series I returned +4.09%, underperforming the +10.31% return of the S&P MidCap 400 Index.

Environment  >  For the first time since 1999, large caps led the size segment. The S&P 500 rose 15.8%, the S&P 600 rose 15.1% and the S&P 400 rose 10.3%. A benign Fed, stable oil prices and limited risk of a recession despite the weakness in the housing market, combined with strong earnings growth and robust M&A activity, led to a strong rally in stocks. It was a year in which value did exceptionally well, with the Standard & Poor 400 Pure Value Index (+17%) more than tripling the returns of the Standard & Poor 200 Pure Growth Index (+5%). This is the worst growth has done since 2002, and it occurred despite better valuations and faster earnings growth. It was also a good year for the smallest stocks within the MidCap Index. The bottom quintile of the S&P 400 MidCap was up 19.33%, almost doubling the return of the index and more than tripling the largest capitalization quintile’s return of 6.16%

The Quantitative Mid Cap Trust fell behind the MidCap Index in 2006. Stock selection in the industrials and technology sectors detracted. Stock selection in the financials and basic materials sectors contributed positively to Trust performance. Exposure to insurance names, which were up on a benign hurricane season, added to returns. In basic materials, packaging and specialty gas stocks were up due to easing input costs and robust end demand.

Outlook  >  A significant driver of performance over the past year has been surprisingly strong earnings growth. Although we expect earnings growth to continue in 2007, it is likely to be a more modest, single-digit rate. Market valuation appears relatively fair at current levels with increases unlikely if interest rates remain at current levels or increase over the coming year. Given this backdrop, we feel the U.S. markets will produce modest positive returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Quantitative Mid Cap Trust Series I (began 4/30/01)	4.09%	8.42%	—	3.61%	—	49.81%	—	22.25%
Quantitative Mid Cap Trust Series II2 (began 1/28/02)	3.79%	8.19%	—	3.41%	—	48.25%	—	20.98%
Quantitative Mid Cap Trust Series NAV[3] (began 4/29/05)	4.09%	8.43%	—	3.62%	—	49.91%	—	22.33%
S&P MidCap 400 Index[4]	10.31%	10.91%	—	9.62%	—	67.81%	—	68.37%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Quantitative Value Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Brett Hryb and Harpreet Singh

INVESTMENT OBJECTIVE & POLICIES  >  Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital. The subadviser uses both qualitative and quantitative analysis to determine the best investment values, emphasizing securities that may have been undervalued by the market.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	33.77
Consumer, Non-cyclical	12.25
Energy	11.91
Communications	10.13
Consumer, Cyclical	6.84
Industrial	5.85
Utilities	5.27
Basic Materials	3.48
Technology	2.55
Government	0.25

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Quantitative Value Trust Series I returned +21.09%, underperforming the +22.24% return of the Russell 1000 Value Index.

Environment  >  The year was a good one for U.S. equities. Lower oil prices, strong corporate earnings and a restful Federal Reserve all helped drive stocks higher. The economic picture for 2006 was fairly strong. The U.S. economy added an average of about 153,000 jobs a month, while the unemployment rate reached a cyclical low of 4.4% in October. One concern has been the increase in labor costs and its impact on inflation. Overall economic growth for 2006 should come in around 3.3%, in line with what we saw in 2005. The trade picture started to show signs of improvement near year-end, with exports rising to record highs and petroleum import costs dropping. All key inflation measures moved up in 2006, despite some noted declines late in the year.

The Trust slightly underperformed its benchmark index in 2006, but strongly outpaced the median large value manager as measured by Morningstar, landing firmly in the top quartile of value-style fund managers. Stock selection drove performance throughout 2006 as it has over the Trust’s history. Sector selection was particularly strong in financials, technology, merchandisers and materials sectors. In merchandising, owning quality specialty names and not owning some of the larger, less differentiated retailers also aided performance. In financials, our exposure to the brokerage industry added significantly to performance. In materials, our focus was on the metals names, especially those tied to copper and steel. Stock selection detracted from performance in the energy, consumer staples and health care sectors.

Outlook  >  A significant driver of performance over the past year has been surprisingly strong earnings growth. Although we expect earnings growth to continue in 2007, it is likely to be at a more modest, single-digit rate. Market valuation appears relatively fair at current levels with increases unlikely if interest rates remain stable or increase over the coming year. Given this backdrop, we feel the U.S. markets will produce modest positive returns.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Quantitative Value Trust Series I (began 5/3/04)	21.09%	—	—	17.94%	—	—	—	55.16%
Quantitative Value Trust Series II (began 5/3/04)	20.97%	—	—	17.71%	—	—	—	54.38%
Quantitative Value Trust Series NAV[2] (began 2/28/05)	21.29%	—	—	18.03%	—	—	—	55.48%
Russell 1000 Value Index[3]	22.24%	—	—	16.54%	—	—	—	50.31%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Real Estate Equity Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: David Lee

INVESTMENT OBJECTIVE & POLICIES  >  To achieve a combination of long-term capital appreciation and current income, the portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	87.49
Basic Materials	1.53
Consumer, Cyclical	1.49

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  Since its inception on April 28, 2006, the Real Estate Equity Trust Series NAV returned +21.52%, outperforming the +17.71% return of the DJ Wilshire REIT Index.

Environment  >  Commercial real estate securities outpaced the broad market, extending a longer-term trend, as both public and private investors remained attracted to the sector. The entire real estate investment trust (REIT) sector responded strongly to both merger-and-acquisition and leveraged buyout activity, with the largest transaction in real estate history announced in November.

The economy has continued to show signs of steady growth while providing for increased employment, which benefited industrial and office stocks as nonfarm payroll growth fueled demand for office space. This resulted in higher occupancies in several markets and increased the potential for higher rental rates.

Stock selection within the lodging, regional mall, and office and industrial sectors benefited results. Our long-term bias toward apartment companies with higher-barrier, largely coastal portfolios hurt relative results as lower-tier apartment names rallied during the third quarter. However, we believe that our apartment holdings are well positioned within supply-constrained markets, which should lead to strong relative long-term performance.

Outlook  >  Rising interest rates have led to concerns about the negative impact on the for-sale residential market. Our portfolio, however, invests predominantly in commercial REITs, which historically have had a low correlation with interest rate movements and the residential market. Additionally, many factors that supported the Fed’s decision to raise rates, such as strong economic growth or higher inflation, can be favorable for commercial real estate.

We remain optimistic as we expect continued job growth to benefit commercial real estate. However, a recent slowing in job creation is another risk we are monitoring. Fortunately, we believe job growth remains sufficiently positive and we are optimistic that the Fed can halt its restrictive policies while maintaining a steady-growth economy.

We project continued demand for commercial real estate space and expect further gains in occupancy and market rental rates. We believe the greatest risk we face is the threat of compression in earnings multiples in the sector. However, we consider public market valuations to be in line with valuations in the private marketplace. Continued demand through job growth, combined with reasonable supply, leaves us optimistic about the fundamentals that drive long-term performance in our sectors.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year			5-year	10-year	Since inception
Real Estate Equity Trust Series NAV (began 4/28/06)	—	—	—	—	—	—	—	21.52%
DJ Wilshire REIT[2]	—	—	—	—	—	—	—	17.71%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at inception date is not available.

Real Estate Securities Trust
Subadviser: Deutsche Asset Management
Portfolio Managers: John F. Robertson, John W. Vojticek, Jerry W. Ehlinger and Asad Kazim

INVESTMENT OBJECTIVE & POLICIES  >  To achieve a combination of long-term capital appreciation and current income, the portfolio invests, under normal market conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts (“REITs”) and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	90.53
Consumer, Cyclical	2.71

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Real Estate Securities Trust Series I returned +38.10%, outperforming the +35.92% return of the Morgan Stanley REIT Index.

Environment  >  REITs outperformed the broader equity markets for an unprecedented seventh straight year. Merger and acquisition activity again provided momentum. Additionally, declining yields on the 10-year Treasury and the belief that we are in a sustained low interest rate environment continued to make yields on real estate equities relatively attractive. The portfolio outperformed the Index in the fourth quarter due to positive stock selection that was slightly offset by negative sector selection. Individual holdings in office, malls, apartment, specialty, storage and industrial sectors performed particularly well on a relative basis, while holdings in the retail, health care and hotel sectors lagged. From a sector perspective, the office, health care, storage, apartment and retail sectors outperformed while malls, industrial, hotels and specialty sectors lagged. The portfolio’s relative sector performance was hurt by an overweight position in office, storage, malls, hotels and apartments, and an underweight position in retail, industrial, specialty and health care.

Outlook  >  REIT prices continue to be driven by strong investor demand for real estate and strengthening fundamentals, with merger and acquisition activity continuing across all property types. While more than 20 REITs have been privatized or acquired in the past 18 months, we believe that the best-run companies remain in the investment universe. Therefore, although we expect the sector to consolidate some of its gains over the intermediate term, the long-term outlook for REIT returns remains compelling, as the companies that have historically created the most excess value comprise an ever greater percentage of the REIT investment universe. Even as economic growth appears to slow, real estate fundamentals remain strong.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Real Estate Securities Trust Series I (began 4/30/87)	38.10%	23.83%	13.14%	—	—	191.13%	243.60%	—
Real Estate Securities Trust Series II2 (began 1/28/02)	37.82%	23.63%	13.05%	—	—	188.80%	240.86%	—
Real Estate Securities Trust Series NAV[3] (began 2/28/05)	38.17%	23.86%	13.15%	—	—	191.50%	244.04%	—
Morgan Stanley REIT Index[4]	35.92%	23.22%	14.35%	—	—	184.02%	282.20%	—

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Science & Technology Trust
Subadvisers: T. Rowe Price Associates, Inc. (T. Rowe) and RCM Capital Management, LLC (RCM)
Portfolio Managers: Michael Sola (T. Rowe); Walter Price and Huachen Chen (RCM)

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of the portfolio’s total assets in the common stocks of companies expected to benefit from the development, advancement and use of science and technology.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Technology	46.78
Communications	28.69
Industrial	5.38
Consumer, Cyclical	2.99
Energy	1.68
Consumer, Non-cyclical	1.02
Basic Materials	0.44

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

T. Rowe Price Associates, Inc.

Performance  >  For the year 2006, the Science & Technology Trust Series I returned +5.52%, underperforming the +6.74% return of the Lipper Science & Technology Funds Index.

Environment  >  The year was generally unfavorable for technology stocks. Although the sector had a positive return, it lagged the broad market substantially, and the portfolio underperformed its benchmark, the Lipper Science & Technology Funds Index.

When the broad market stumbled in the spring of 2006, technology stocks were hit hard, contributing to weak first-half results. In the second half, the sector recovered somewhat, but not enough. Information technology was the second-worst performing group within the S&P 500 Index for 2006. The portfolio had good stock selection in communications equipment. We continue to overweight the group because we anticipate increased demand for wireless communication in emerging markets and increased bandwidth requirements in developed markets.

Software had relatively good results in the benchmark, and good stock selection in this area was an important contributor to relative results. We continue to believe the software group is attractive, given healthy demand trends, strong earnings growth prospects and attractive valuations relative to historical levels and the broader market. Health care was the only market sector to lag behind technology for the year in the broader market, and our underweighting in this group aided results. Yet stock selection was poor in this sector and contributed to our net underperformance (which offset any gains from being underweight). Despite some improvement in the fourth quarter, our choices in the semiconductors and semiconductor equipment group were weak in 2006 and contributed to relative underperformance.

Outlook  >  Technology is still the principal means of improving corporate productivity, and we remain upbeat about its long-term prospects. In general, the portfolio is moving out of stocks that have reached their target prices and into those with strong growth potential that have not yet benefited from the improved economy. We remain focused on companies with growing market share and strong management teams that are positioned to benefit in a moderating economic and healthy information technology spending environment.

RCM

Environment  >  The technology market has been trending down since the middle of November, as investors are concerned about a slowing economy and its effect on capital spending. Already, the semiconductor industry has seen the beginning of an inventory correction, and this seems to be taking longer than expected because of weakness in end-demand.

The consumer is clearly being more selective about what they are buying and price is more important in such sectors as LCD TVs, cell phones, and video games. It is hard to find “high growth” sales companies any more in technology, and the best stocks in 2006 were “turn around” stories with little sales growth but margin improvement. We continue to search for high growth companies as well as the “turn arounds”, but the mix of the Trust has always been towards growth.

Stock selection helped performance, particularly in consumer services and internet software & services, with continued strength from some of our larger positions. And some stocks that had not performed well for the year rebounded in December. An overweight in semiconductors was the largest positive contributor from a sector allocation perspective. Our largest negative contributors to performance were from companies that reported earnings or orders that did not meet expectations.

Outlook  >  As we look ahead, we see several exciting product cycles that are beginning in 2007. There is a new PC software cycle focused around distributed media and collaboration, a new game cycle led by expanding the potential market with the innovative products of Nintendo, and the maturing of the portable internet with new data oriented devices. We believe there are plenty of attractive products for consumers and business to buy and use, and this leads us to feel optimistic about the prospects for our stocks in 2007.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Science & Technology Trust Series I (began 1/1/97)	5.52%	–0.65%	—	1.73%	—	–3.20%	—	18.71%
Science and Technology Trust Series II2 (began 1/28/02)	5.38%	–0.76%	—	1.67%	—	–3.74%	—	18.04%
Science and Technology Trust Series NAV[3] (began 4/29/05)	5.60%	–0.62%	—	1.75%	—	–3.04%	—	18.90%
Lipper Science & Technology Index[4]	6.74%	0.76%	—	4.83%	—	3.86%	—	60.23%
Goldman Sachs Technology Index[4]	8.98%	0.98%	—	6.29%	—	5.01%	—	84.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Small Cap Trust
Subadviser: Independence Investment LLC
Portfolio Manager: Charles S. Glovsky

INVESTMENT OBJECTIVE & POLICIES  >  To seek maximum capital appreciation consistent with reasonable risk to principal. The portfolio invests, under normal market conditions, at least 80% of its net assets in equity securities of small cap companies.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Cyclical	12.76
Consumer, Non-cyclical	11.73
Financial	11.34
Industrial	10.83
Communications	9.20
Technology	8.82
Energy	6.06
Basic Materials	3.72
Utilities	1.11

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Small Cap Trust Series NAV returned +7.56% underperforming the +18.37% return of the Russell 2000 Index.

Environment  >  All major equity indices in the U.S. showed solid gains in 2006. The prospect of moderate economic growth, reduced concerns about inflation, strong corporate profitability, and the Federal Reserve holding interest rates steady produced a favorable environment for stocks. With a late surge to end the year, small cap stocks outperformed large caps for the seventh time in eight years. Strength in the Russell 2000 small cap index was broad based with all 14 sectors reporting double digit gains. Value stocks outperformed growth stocks by a wide margin.

While the Trust enjoyed solid performance, its results versus the Index were hindered by rapidly shifting market leadership and other factors causing most small cap managers to underperform the Index, as well as certain specific holdings that declined in value.

Despite the favorable environment, most small cap equity funds, including the Trust, had a tough time matching the performance of the indices for several reasons. First, lower quality stocks led the market. These are stocks with the smallest market capitalizations and lowest prices. They performed well, at least in part, because of the popularity of Exchange Traded Funds which, when bought, can have a greater impact on the smaller, less liquid, stocks in an index. Second, certain groups like REITs and Utilities did particularly well. Since they are principally income vehicles, they tend not to be owned in funds that focus on companies with improving fundamentals. Third, the Trust owned certain stocks that declined significantly. These were stocks that experienced fundamental disappointments and were in basic materials (coal), technology and commercial services. On the other hand, we did have successful stock selection, particularly in commercial services. Stock picking in the commercial services sector had a positive impact on the Trust’s results.

Outlook  >  With the almost constant barrage of mixed economic news regarding inflation, growth, the health of the consumer, and commodity prices, stock selection has been particularly challenging for managers with a longer-term focus. The recent decline in energy and commodity prices, coupled with a slowdown in the housing market should relieve inflationary pressures in 2007, with the Federal Reserve likely willing to cut rates to stimulate the economy if necessary. We believe conditions are right for a further advance in share prices in 2007. Further, we believe that as the path of the economy becomes clearer, the market will be more likely to reward our focus on higher quality, fundamentally attractive, companies and will lead to improved performance as we move into 2007.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Small Cap Trust Series I (began 4/29/05)	7.56%	—	—	13.19%	—	—	—	23.04%
Small Cap Trust Series II (began 4/29/05)	7.41%	—	—	13.10%	—	—	—	22.88%
Small Cap Trust Series NAV (began 4/29/05)	7.63%	—	—	13.28%	—	—	—	23.21%
Russell 2000 Index[2]	18.37%	—	—	21.57%	—	—	—	38.68%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Small Cap Growth Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Steven C. Angeli

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The portfolio invests, under normal market conditions, primarily in small-cap companies that are believed to offer above average potential for growth in revenues and earnings.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	21.25
Technology	14.92
Consumer, Cyclical	11.46
Communications	11.11
Industrial	8.80
Financial	4.67
Energy	3.46
Basic Materials	2.49

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Small Cap Growth Trust Series NAV returned +13.47%, outperforming the +13.34% return of the Combined Index.

Environment  >  The U.S. small-cap equity market remained strong in 2006, with value stocks outperforming growth stocks. The cycle of small cap overperformance to large cap stocks continued, and the small cap benchmarks have now beaten the S&P 500 in six out of the last seven years. However, outperforming the Russell indices was no easy task in 2006 as the Russell 2000 Growth Index beat the average active small cap manager by 300 basis points (before management fees).

In 2006, advantageous positioning among Information Technology, Industrials, and Health Care concerns led the Small Cap Growth Trust to outpace the Index. In technology, internet data center operator Equinix and telecom equipment supplier Redback Networks were strong contributors to performance. The former benefited from higher capacity utilization and its consequent operating leverage; the latter gained momentum after it agreed to be acquired. Airline operator Copa Holdings led results in the Industrials arena, boosted by Panama’s rise as a north-south hub complex as well as by the successful restructuring of a recently acquired Colombian carrier. Positive stock selection within, and maintaining a sector underweight across, Health Care stocks also boosted portfolio returns. Diagnostics service provider Digene and contract research and development organization Pharmaceutical Products were notable performers in this sector.

Positioning among the consumer staples, energy and consumer discretionary groups detracted from results. Underweighting consumer staples in general, Hansen Natural in particular, held back performance. Energy holdings Arch Coal and VeraSun Energy disappointed, as did Consumer Discretionary positions in Jarden Corp, Netflix.com, and Panera Bread Company.

Outlook  >  While neither decidedly bullish or bearish about the economy, we are cautious about the prospects for growth in the first half of 2007. Our caution may force us to pare back our exposure to more economically sensitive sectors. Although the market seems to teeter on every new macroeconomic data point, we expect our relative performance will be demonstratively driven by stock selection as opposed to sector allocation. We are focused on companies that have unique business models, special market opportunities, and can deliver growth regardless of the economic cycle. We have made opportunistic purchases in industrials and consumer discretionary stocks, and remain overweight in both sectors. Profit-taking in strong-performing technology stocks reduced our relative information technology weight.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since Inception		5-year	10-year
Small Cap Growth Trust Series I2 (began 4/29/05)	13.48%	9.24%	4.52%	—	—	55.58%	55.63%
Small Cap Growth Trust Series II2 (began 4/29/05)	13.21%	9.15%	4.48%	—	—	54.91%	54.96%
Small Cap Growth Trust Series NAV[3] (began 5/1/96)	13.47%	9.26%	4.53%	—	—	55.71%	55.76%
Russell 2000 Growth Index[4]	13.35%	6.93%	4.88%	—	—	39.79%	61.03%
Combined Index[4,5]	13.34%	9.64%	8.08%	—	—	58.41%	117.53%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	The Series I, and Series II shares of the Small Cap Growth Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I, and Series II shares.

3	The Series NAV shares of the Small Cap Growth Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Growth Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Growth Fund, the Trust’s predecessor. These Shares were first issued on May 1, 1996.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index represents the Russell 2000 Value Index from May 1996 to October 2000, the Russell 2000 Index from November 2000 to April 2003 and then the Russell 2000 Growth Index from May 2003 to the present.

Small Cap Opportunities Trust
Subadviser: Munder Capital Management
Portfolio Managers: Robert E. Crosby, Julie R. Hollinshead and John P. Richardson

INVESTMENT OBJECTIVE & POLICIES  >  To achieve long-term capital appreciation by investing, under normal circumstances, at least 80% of its net assets in smaller-capitalization companies that the managers believe are undervalued but have stable or improving earnings records and are profitable. Small-capitalization companies are defined as those companies with market capitalization within the range of the companies in the Russell 2000 Index at the time of purchase.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	25.05
Consumer, Cyclical	14.93
Industrial	12.51
Energy	6.38
Consumer, Non-cyclical	5.71
Technology	4.24
Communications	4.06
Basic Materials	3.13
Utilities	1.02

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Small Cap Opportunities Trust Series I returned +10.45%, underperforming the +23.48% return of the Russell 2000 Value Index.

Environment  >  The equity markets rebounded in the fourth quarter, and the Trust produced good absolute performance for the quarter and the year, but its relative performance was weak. Following several years of good, consistent relative performance, we were disappointed in the portfolio’s returns in 2006. A major contributor to this relative weakness was the performance of the housing market and housing-related stocks earlier in the year. We were surprised at how sharply the housing sector turned down in 2006. After the fact, it became apparent that significant investor speculation had artificially buoyed demand. We reduced our exposure to housing, but maintained positions in two builders that managed this downturn exceptionally well. Both stocks rebounded in the fourth quarter, as it became clearer that the worst of the housing correction was over.

Contributing to our relatively weak performance was a very unusual market in which almost all small-cap managers struggled. There appeared to be a steady erosion of risk aversion among investors in all asset categories. The riskiest emerging market equities, the lowest high-yield bond credits and the poorest quality stocks all led what some are calling a “junk rally.” Stocks with the weakest balance sheets, the worst profitability metrics and negative earnings were the clear winners. Our explanation for this is that cash flows in the small-cap segment of the market in 2006 were heavily weighted toward exchange traded funds (ETFs) that mimic the small-cap indexes. Flows into ETFs and outflows from active managers combined to produce a very unusual environment in which fundamentals didn’t matter. Increasing risk tolerance, low quality bets, the flip-flopping of the usual laggards into winners, and highly polarized fund flows all contributed to this difficult year.

Outlook  >  The portfolio has never been less expensive on a relative basis. In our view, it is positioned for good relative performance. Our focus has always been on stocks with high returns on capital, great management teams and attractive valuations. We believe it is best to invest in companies with proven success, supported by high profitability. To be able to buy these stocks at a significant valuation discount is compelling.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Small Cap Opportunities Trust Series I (began 5/5/03)	10.45%	—	—	22.43%	—	—	—	109.61%
Small Cap Opportunities Trust Series II (began 5/5/03)	10.19%	—	—	22.18%	—	—	—	108.07%
Small Cap Opportunities Trust Series NAV[2] (began 2/28/05)	10.47%	—	—	22.46%	—	—	—	109.83%
Russell 2000 Value Index[3]	23.48%	—	—	24.37%	—	—	—	122.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Small Cap Value Trust
Subadviser: Wellington Management Company, LLP
Portfolio Manager: Stephen T. O’Brien

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. The portfolio invests, under normal market conditions, at least 80% of its assets in small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	21.30
Industrial	16.99
Consumer, Cyclical	13.36
Consumer, Non-cyclical	12.26
Energy	4.54
Utilities	3.63
Basic Materials	3.60
Technology	1.60
Communications	1.45

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Small Cap Value Trust Series NAV returned +19.32%, underperforming the +23.48% return of the Combined Index.

Environment  >  During the year equity markets performed strongly, with small caps out-performing large caps, and the out-performance of value over growth continued its cycle. Going into 2006, the U.S. economy faced a number of challenging economic conditions. Higher-priced commodities, and rising gas prices impacted consumer spending and softened the housing market. However, fears of rising inflation and slowing economic growth were somewhat subdued after the Federal Reserve left its fed funds target rate unchanged at 5.25% at its September meeting.

The Trust benefited from strong stock selection within the health care and consumer staples sectors, and underweight position in the Information technology sector. On a relative basis, the largest contributors during the year were a managed care services company and a lighting equipment and specialty products company.

On the negative side, the Trust’s absolute and relative performance was offset by weak security selection in the industrials, energy, financials and materials sectors. In particular, a reinsurance company was the largest detractor to relative performance of the Trust. An energy company also impacted the Trust’s performance on an absolute and relative basis.

Outlook  >  We believe that the most predictable way to generate superior long-term returns is to focus on individual stock selection. Investment actions are taken based on our judgment concerning the company’s long term fundamentals and an estimate of the company’s economic value on a per share basis relative to the stock price. Primarily as a residual of our bottom-up stock selection process, we remain overweight Industrials and Consumer Discretionary while underweight Financials and Information Technology at the end of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 4/29/05	5-year	10-year	Since inception
Small Cap Value Trust Series I4 (began 4/29/05)	19.26%	16.10%	—	18.81%	21.65%	110.93%	—	254.24%
Small Cap Value Trust Series II4 (began 4/29/05)	19.03%	16.01%	—	18.75%	21.38%	110.13%	—	252.89%
Small Cap Value Trust Series NAV[3] (began 8/31/99)	19.32%	16.11%	—	18.82%	21.69%	111.03%	—	254.42%
Russell 2000 Value Index[5]	23.48%	15.37%	—	15.34%	23.29%	104.43%	—	184.89%
Combined Index[5,6]	23.48%	15.37%	—	15.29%	19.45%	104.46%	—	183.85%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadvisor assignment became effective April 29, 2005.

3	The Series NAV shares of the Small Cap Value Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Small Cap Value Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. These Shares were first issued on August 31, 1999.

4	The Series I, and Series II shares of the Small Cap Value Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Small Cap Value Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I, and Series II shares.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

6	The Combined Index represents the Russell 2500 Value Index from September 1999 to December 2000 and the Russell 2000 Value Index from January 2001 to the present.

Small Company Trust
Subadviser: American Century Investment Management, Inc.
Portfolio Managers: William Martin, John Schniedwind and Matti von Turk

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long-term capital growth by investing primarily in the common stock of U.S. small companies. The portfolio manages risk by broadly diversifying its investments based on the S&P Small Cap 600 Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	22.29
Consumer, Cyclical	17.27
Financial	17.18
Industrial	14.54
Technology	7.24
Energy	6.75
Basic Materials	5.98
Communications	5.27
Utilities	3.26

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Small Company Trust Series I returned +5.60%, underperforming the +15.12% return of the S&P Small Cap 600 Index.

Environment  >  The U.S. stock market delivered its fourth consecutive year of positive performance, posting double-digit gains overall. Although economic growth slowed during the year, stocks got a boost from consistently strong earnings growth and a sharp increase in mergers and acquisitions, especially by private equity firms. Much of the market’s gains occurred in the last half of the year, when energy prices declined and the Federal Reserve shifted to a stable interest rate policy after two years of steady rate hikes. Small-cap stocks led the market’s advance, modestly outperforming large- and mid-cap issues.

Within the portfolio, the financial and industrial sectors had the biggest positive impact on performance in 2006. In the financial sector, real estate investment trusts were far and away the best performers, while industrial conglomerates and commercial services providers contributed the most in the industrial sector. Utilities stocks posted the best absolute returns in the portfolio, benefiting from rising electricity and natural gas prices.

The only sector of the portfolio to decline during the year was information technology, which felt the impact of the slowing economy. Nearly every segment within technology posted losses, led by electronic equipment makers and Internet software providers. Among the remaining sectors of the portfolio, the consumer discretionary and health care sectors posted the weakest returns for the year amid notable declines from biotechnology firms and household durables manufacturers.

Outlook  >  The past year was a challenging one for the portfolio, but we are confident that our disciplined investment approach — building a portfolio of smaller companies that we believe provides an optimal balance between risk and expected return — will continue to produce superior results over the long term.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Small Company Trust Series I (began 5/3/04)	5.60%	—	—	12.46%	—	—	—	36.70%
Small Company Trust Series II (began 5/3/04)	5.41%	—	—	12.22%	—	—	—	35.94%
Small Company Trust Series NAV[2] (began 2/28/05)	5.66%	—	—	12.48%	—	—	—	36.79%
S&P SmallCap 600 Index[3]	15.12%	—	—	15.88%	—	—	—	48.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflect the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Small Company Growth Trust
Subadviser: AIM Capital Management, Inc.
Portfolio Manager: Juliet S. Ellis

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital. To pursue this goal, the portfolio normally invests at least 80% of its assets in securities of small-capitalization companies. The portfolio considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000 Growth Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.50
Technology	13.33
Consumer, Cyclical	11.65
Industrial	11.18
Communications	8.23
Energy	6.73
Financial	6.13
Utilities	1.00
Basic Materials	0.78

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Small Company Growth Trust Series NAV returned +13.83%, outperforming the +13.35% return of the Russell 2000 Growth Index.

Environment  >  Domestic equities posted solid returns, leaving several major indices near multi-year highs. Strong economic growth, favorable corporate earnings results and benign inflation supported equities despite high energy prices, a slowing housing market and the Federal Reserve’s tightening campaign. The market rallied when the Fed left interest rates unchanged from August on. In addition, the price of crude oil and other commodities stabilized, fostering optimism that the U.S. economy could avoid a hard landing. While small-capitalization stocks continued to lead the market higher, large- and mid-cap stocks also had double-digit returns. Value stocks outperformed growth stocks.

The Trust posted positive returns and outperformed the Russell 2000 Growth Index, largely due to solid stock selection in several sectors, including consumer discretionary, industrials and energy. Relative performance was strongest in consumer discretionary, where stock selection in the household durables and specialty retail industries was the primary driver of performance.

Underperformance in other sectors, including information technology (IT) and financials, offset some of this. In IT, stock selection in two industries was the primary detractor to returns — IT services and electronic equipment/instruments. In financials, underperformance was driven primarily by stock selection and an underweight position in real estate investment trust holdings, which performed very well.

Outlook  >  We maintain that growth stocks are poised to outperform. Relative to their historical norms, growth stocks are trading at reasonable valuation as compared to value stocks. Additionally, the current economic environment is favorable for companies that can deliver above-average earnings growth. This has created an opportunity to buy companies with superior growth prospects at unusually modest prices.

The portfolio is positioned to benefit from global economic growth, although we maintain significant positions in relatively defensive growth stocks as the economic cycle shows signs of maturing. At year end, the largest industry overweights included energy equipment and services, electrical equipment and insurance. The largest underweights included biotechnology, commercial services and supplies and real estate investment trusts.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Small Company Growth Trust Series NAV (began 10/24/05)	13.83%	—	—	17.45%	—	—	—	21.02%
Russell 2000 Growth Index[2]	13.35%	—	—	18.30%	—	—	—	22.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Small Company Value Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Preston G. Athey

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital by investing at least 80% of its net assets in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Russell 2000 Index at the time of purchase. Portfolio securities are also selected by what T. Rowe Price believes to be undervalued companies that have good prospects for capital appreciation.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	18.73
Financial	14.30
Consumer, Non-cyclical	11.84
Consumer, Cyclical	8.65
Energy	7.02
Basic Materials	6.73
Technology	4.59
Utilities	2.91
Communications	2.31

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Small Company Value Trust Series I returned +15.42%, underperforming the +23.48% return of the Russell 2000 Value Index.

Environment  >  The portfolio delivered strong results in 2006, but trailed the benchmark’s return. Versus the benchmark, positions in the industrials, consumer discretionary, and materials sectors were leading detractors. Health care produced the largest positive contributions to relative performance.

Value stocks outperformed growth yet again in 2006, while small-company shares beat large- and mid-cap stocks, as measured by the performance of the broad Russell stock indexes. Every sector contributed to the Russell 2000 Value Index’s strong annual gains, led by telecommunication services, which was up more than 50% on consolidation and strength among diversified telecommunications companies. Materials, industrials, consumer staples and utilities all returned in excess of 25% for the year. Energy was the Index’s poorest-performing segment, and still managed a return of more than 15%.

Stock selection among industrial and business services firms detracted from the portfolio’s performance in 2006, particularly in the machinery and commercial services and supplies industries. In addition, our overweight in road and rail and freight and logistics names limited relative results. These industries underperformed later in the year on concern over an economic slowdown. Disappointing stock selection detracted in the consumer discretionary sector, where higher interest rates and energy prices in 2006 put pressure on consumers. The portfolio’s holdings in specialty and multi-line retail were weak, as were stocks in the hotel, restaurant, and leisure industry. Stock selection also hurt relative results in materials, though our overweight to this winning sector helped ease some of the negative effects. We are overweight every industry in this sector, which we see benefiting from a healthy global economy. On the plus side, effective stock selection made the health care sector the leading contributor to relative results. Our stock selection was most effective in the biotechnology and health care equipment and supplies industries.

Outlook  >  While we’re generally positive on equities in 2007, we think stocks will have to swim against the currents of a gradual slowdown in the economy and profit growth, as well as contend with geopolitical instability. Some factors working in equities’ favor are that stocks are attractive relative to bonds, and that interest rates are low and look unlikely to increase significantly anytime soon.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 4/30/01	5-year	10-year	Since inception
Small Company Value Trust Series I (began 10/1/97)	15.42%	14.23%	—	8.67%	13.33%	94.47%	—	115.72%
Small Company Value Trust Series II3 (began 1/28/02)	15.16%	14.05%	—	8.58%	13.17%	92.97%	—	114.05%
Small Company Value Trust Series NAV[4] (began 2/28/05)	15.50%	14.25%	—	8.68%	13.35%	94.66%	—	115.93%
Russell 2000 Value Index[5]	23.48%	15.37%	—	11.22%	14.97%	104.43%	—	167.36%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective April 30, 2001

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Special Value Trust
Subadviser: ClearBridge Advisors, LLC
Portfolio Managers: Peter J. Hable and John Goode

INVESTMENT OBJECTIVE & POLICIES  >  To seek to achieve long-term growth of capital by investing in the common stock and other equity securities of smaller-capitalized U.S. companies believed to be undervalued.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	19.52
Financial	18.06
Consumer, Cyclical	13.88
Consumer, Non-cyclical	11.83
Technology	7.73
Energy	4.12
Communications	3.95
Basic Materials	1.48
Utilities	1.27
Funds	0.98

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance:  >  For the year 2006, the Special Value Trust Series I returned +10.84%, underperforming the +23.48% return of the Russell 2000 Value Index.

Environment  >  The market for small capitalization value stocks in 2006 was characterized by speculative performance from very small companies with poor balance sheets and no earnings. The principal driver of this performance was probably the strong money flows into Exchange Traded Funds (“ETFs”) which buy these stocks without respect to valuation. This created an environment that will go down as one of the worst performance periods for active managers with 94% of our peer group trailing the Russell 2000 Value benchmark by an average of almost 700 basis points. Given that the focus of our investment process is on companies with high returns on invested capital, healthy balance sheets, strong free cash flow profiles and attractive valuations, this was a very disappointing year. We expect this speculation to cool and our relative performance to improve because eventually valuations will start to matter.

We believe that much of the outperformance of small cap companies has been driven by very strong earnings growth, in particular, better earnings growth than that of large cap stocks. If the U.S. economy continues to slow, the greater economic sensitivity of small cap stocks relative to large cap stocks may result in a change of leadership to larger companies. With extended valuations and a decline in earnings growth rates, corrections in the overall market could be substantial for the smallest companies. We saw this occur in May and June of this year.

Market Outlook  >  Over the course of 2007, we believe that corrections in the market may be muted by continued buyouts from private equity funds, further declines in energy prices, and potential interest rate cuts by the Federal Reserve. In the financial sector, we remain concerned about a difficult credit cycle arising from higher unemployment levels and an unprecedented $1 trillion dollar inventory in unsold homes.* If the housing market deteriorates significantly, we believe the Federal Reserve will react accordingly, but it may be after many small banks experience a hard landing.

*	Real Estate Chartwrap, August 2006 by Eric Pomboy, MacroMavens.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Special Value Trust Series I (began 5/5/03)	10.84%	—	—	17.08%	—	—	—	78.03%
Special Value Trust Series II (began 5/5/03)	10.59%	—	—	16.82%	—	—	—	76.56%
Special Value Trust Series NAV[2] (began 2/28/05)	10.88%	—	—	17.10%	—	—	—	78.12%
Russell 2000 Value Index[3]	23.48%	—	—	24.37%	—	—	—	122.06%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Spectrum Income Trust
Subadviser: T. Rowe Price Associates, Inc.
Portfolio Manager: Edmund N. Notzon, III

INVESTMENT OBJECTIVE & POLICIES  >  To seek a high level of current income with moderate share price fluctuation. To pursue this goal, the portfolio diversifies its assets widely among various market segments. The portfolio seeks to maintain broad exposure primarily to domestic and international fixed-income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time. The portfolio normally invests in a diversified portfolio of domestic and international bonds which are chosen across the entire spectrum of government, corporate and mortgage-backed bonds. The portfolio will also seek equity income through investments in dividend-paying stocks.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Mortgage Securities	23.59
Government	18.37
Financial	8.94
Communications	7.62
Consumer, Non-cyclical	5.32
Industrial	4.57
Consumer, Cyclical	4.18
Energy	4.07
Utilities	2.56
Technology	1.84

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Spectrum Income Trust Series NAV returned +7.90%, outperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment  >  U.S. bonds produced good returns, thanks primarily to favorable performance stemming from falling intermediate- and long-term interest rates in the last six months. The economy appears to be in the middle of a “soft landing” — a period of below-average growth that allows inflation and interest rates to ease, but does not result in a recession. High-yield corporate bonds substantially outperformed investment-grade issues, as investors seeking higher returns continued to embrace risk. In the high-quality universe, mortgage-backed bonds fared best, but asset-backed and corporate securities also did well.

Non-U.S. bonds fared better than their domestic counterparts, thanks in part to U.S. currency weakness. Emerging market debt enjoyed a solid performance advantage over high-quality bonds issued in developed markets.

Overall, U.S. stocks rose strongly in 2006, the market’s fourth consecutive year of gains. Equities were lifted by substantial merger and leveraged buyout activity, continued strong corporate earnings growth, and declining oil prices and long-term interest rates in the second half of the year. Investors were pleased that the Federal Reserve, which increased the federal funds target rate to 5.25% by mid-year, refrained from raising it again in anticipation that slower economic growth would allow inflation to moderate over time.

The portfolio was helped by its exposure to several diversifying elements that were not represented in the Index, including dividend-paying stocks, high-yield bonds, and international bonds. Dividend-paying stocks added to results, as stocks significantly outperformed bonds. The high-yield sector benefited from good corporate profits as well as demand for yield. Exposure to international bonds added to performance, benefiting from dollar weakness. The dedicated long-term Treasury component was the only segment of the portfolio that lagged the Index for the one-year period. Rising interest rates (from beginning-of-year levels) hurt Treasuries during the year.

Outlook  >  Although the economic expansion moderated during the year, the outlook for economic activity remains positive albeit at a somewhat slower pace. We believe the portfolio’s broad diversification will serve our shareholders well in the coming months.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Spectrum Income Trust Series NAV (began 10/24/05)	7.90%	—	—	8.13%	—	—	—	9.71%
Lehman Brothers Aggregate Bond Index[2]	4.33%	—	—	4.40%	—	—	—	5.24%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Strategic Opportunities Trust
Subadviser: UBS Global Asset Management
Portfolio Managers: John Leonard, Thomas J. Diegan and Thomas Cole

INVESTMENT OBJECTIVE & POLICIES  >  To achieve growth of capital by investing the portfolio’s assets primarily in common stocks which may include securities of domestic and foreign issuers, and growth or value stocks or a combination of both. Although current income is a secondary objective, growth of income may accompany growth of capital.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	23.88
Consumer, Non-cyclical	20.34
Consumer, Cyclical	10.83
Communications	10.61
Industrial	8.76
Technology	8.72
Utilities	5.91
Energy	5.29
Mortgage Securities	1.18

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Strategic Opportunities Trust Series I returned +12.16%, underperforming the +15.79% return of the Combined Index.

Environment  >  The U.S. equity market generated solid returns during 2006, as the market reacted favorably to surprisingly strong earnings across large-, mid- and small-cap companies. Investors continued to worry about a potential economic slowdown and its impact on the market’s progress, but the level of concern associated with these issues lessened significantly as the second half of the year provided a platform for a very strong run of performance. “Value” stocks outperformed “growth” in 2006, as they have for the past several years, led by strong results in telecommunications, energy, utilities and financials. Health care and technology lagged during the year, although a number of stock-specific opportunities within those sectors performed very strongly.

Outlook  >  At year-end, we have limited factor exposures in the Trust, since we find that most of the opportunities available in the current market continue to be more bottom-up in nature. We have a slight factor exposure against volatility, essentially a by-product of stock selection. We feel comfortable being underweighted to volatility, given the historically low levels of market volatility over the past few years. Such significant deviations tend to revert to, in this case, higher equilibrium levels over time.

Fidelity
Strategic Opportunities

The Strategic Opportunities Trust trailed the S&P 500 for the 12-month period ending December 18, 2006*. The Trust was hurt most by its selections in the Energy and Financials sectors. A large underweight in Exxon Mobil hurt fund performance as the company continued to profit from the high price of oil. On the positive side, strong stock selection in Industrials, Materials and Consumer Discretionary contributed positively to the portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year
Strategic Opportunities Trust Series I (began 6/18/85)	12.16%	1.27%	3.48%	—	—	6.51%	40.84%
Strategic Opportunities Trust Series II2 (began 1/28/02)	11.91%	1.14%	3.42%	—	—	5.85%	39.97%
Strategic Opportunities Trust Series NAV[3] (began 4/29/05)	12.25%	1.30%	3.50%	—	—	6.68%	41.08%
S&P 500 Index[4]	15.79%	6.19%	8.42%	—	—	35.03%	124.47%
Combined Index [4,5]	15.79%	6.26%	8.36%	—	—	35.46%	123.24%

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflect the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index is a blend of the Russell Midcap Index from inception to April 30,2001 and the Russell 3000 Index from May 1, 2001 through October 2002, and the performance of the S&P 500 Index thereafter. The Combined Index was prepared by the adviser using Ibbotson Associates Software and Data.

*	Fidelity subadvised the portfolio through 12/18/06

U.S. Core Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager: U.S. Quantitative Investment Division Sr. Member Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  The U.S. Core Strategy seeks to outperform the S&P 500 Index by 2% per annum over a complete market cycle while minimizing risk relative to the benchmark. Under normal circumstances, the portfolio invests at least 80% of its assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	24.20
Financial	18.33
Consumer, Cyclical	18.12
Communications	10.59
Industrial	9.97
Energy	5.45
Technology	4.72
Basic Materials	1.60
Mortgage Securities	1.55
Utilities	0.10

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the U.S. Core Trust Series I returned +9.17%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  In 2006, U.S. equities markets posted healthy returns. The Russell 1000 Growth Index and the technology-laden NASDAQ Composite Index trailed the pack, posting the only single-digit returns. In a reversal from 2005, small-cap stocks outpaced large-cap stocks. However, large-cap value stocks posted much stronger returns than large-cap growth stocks.

Both of the investment disciplines — valuation and momentum — detracted from the Trust’s returns versus the benchmark. The valuation discipline declined substantially in the low-volatility environment early in 2006. Though it rebounded briefly following a volatility spike in May, it would eventually resume its downward trend, finishing negative for the year. In contrast, the momentum discipline was flat relative to the benchmark heading into May, before the volatility spike started it on a descent for the rest of 2006. The portfolio’s bet on high quality stocks and against low quality stocks detracted from returns versus the benchmark.

Sector selection detracted from relative returns. The Trust saw positive returns relative to the benchmark due to its underweight positions in the manufacturing and technology sectors, as well as its overweight in automotive. Overweight positions in retail and health care and an underweight in oil & gas hurt relative returns.

Stock selection also hurt relative returns. While selections in the utility, machinery and health care sectors were positive relative to the benchmark, this performance was offset by poor picks in technology, construction and financials.

Outlook  >  Looking ahead to 2007, the Trust will continue to overweight high quality stocks. In the broad market, historically low volatility, record-high profit margins (especially at lower quality companies), and easy access to capital bode well for market performance if all can be expected to continue indefinitely. Each of these factors, however, has typically reverted to the mean over time, and we believe that the party will end soon. While timing is always an undeterminable factor in this type of forecast, we will be seeking to reduce risk wherever possible.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
U.S. Core Trust I (began 4/23/91)	9.17%	2.64%	6.49%	—	—	13.92%	87.54%	—
U.S. Core Trust II2 (began 1/28/02)	8.99%	2.49%	6.41%	—	—	13.06%	86.11%	—
U.S. Core Trust NAV[3] (began 4/29/05)	9.26%	2.66%	6.50%	—	—	14.01%	87.68%	—
S&P 500 Index[4]	15.79%	6.19%	8.42%	—	—	35.03%	124.47%	—

1	Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

U.S. Global Leaders Growth Trust
Subadviser: Sustainable Growth Advisers, LP
Portfolio Managers: George P. Fraise, Gordon M. Marchand and Robert L. Rohn

INVESTMENT OBJECTIVE & POLICIES  >  The portfolio seeks long-term growth of capital by investing primarily in common stocks of “U.S. Global Leaders.” Under normal market conditions, at least 80% of the portfolio’s assets will be invested in stocks of companies the managers regard as U.S. Global Leaders.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	42.11
Technology	17.24
Consumer, Cyclical	16.50
Industrial	7.99
Communications	6.95
Financial	6.90

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the U.S. Global Leaders Growth Trust Series I returned +1.81%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  The major stock indexes posted double-digit gains for the year, with small-cap stocks out performing their larger-cap counterparts and value shares surpassing growth issues. The market trends that worked against the portfolio in 2004 and 2005 persisted for much of 2006, creating some considerable performance headwinds. For example, according to MSCI, large-cap growth remained out of favor in 2006 as small-cap stocks outperformed large and value outperformed growth for the sixth straight year. In addition, the energy and utilities sectors, which we avoid because they lack consistent and sustainable earnings growth, were the market’s performance leaders for the third consecutive year.

Another negative factor was the strength of corporate earnings in the broader market. The companies in the S&P 500 are on track to grow their earnings by more than 13% in 2006, well above expectations of 8–9% growth at the beginning of the year but still below the portfolio’s 16% growth rate. However, we were not rewarded for this superior growth; when the market is growing profits at an above-trend rate, investors make little distinction between companies that achieve above-trend growth year in and year out, and those that do not.

Despite the unfavorable market environment, there was some good news for the Trust in the second half of 2006. The portfolio outperformed its Morningstar peer group average in five of the last six months as many of the aforementioned headwinds began to abate — energy and utilities stocks declined, corporate profit growth decelerated, and large-cap growth stocks attracted greater attention from investors. We think these are very encouraging signs that augur well for the portfolio’s prospects in 2007.

Outlook  >  The past three years have been a difficult period for our strategy, but we believe that we are on the cusp of a sea-change in market sentiment that will bring high-quality, sustainable-growth companies back into favor.

Earnings growth in the S&P 500 is expected to decelerate substantially in 2007, widening the gap between the growth rates of the portfolio and the index. Historically, when this gap has widened, the portfolio has outperformed as the market puts a greater premium on companies that can sustainably produce above-trend earnings growth.

We believe that portfolio companies offer the most compelling valuation opportunity in decades. Portfolio companies earnings have grown by more than 50% in the last three years, while the P/E multiple of those companies has fallen from over 25 in 2003 to less than 19 currently. In addition the enterprise yield, a measure of the true free cash flow available to shareholders as a percentage of market capitalization is at an all-time high. A compelling opportunity, indeed.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
U.S. Global Leaders Growth Trust Series I (began 5/3/04)	1.81%	—	—	3.17%	—	—	—	8.67%
U.S. Global Leaders Growth Trust Series II (began 5/3/04)	1.57%	—	—	3.00%	—	—	—	8.19%
U.S. Global Leaders Growth Trust Series NAV[2] (began 2/28/05)	1.81%	—	—	3.22%	—	—	—	8.81%
S&P 500 Index[3]	15.79%	—	—	11.41%	—	—	—	33.34%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares which have higher expenses than NAV shares. Had the performance for periods prior to February 28, 2005 reflected NAV expenses, performance would be higher.

3	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

U.S. Large Cap Trust
Subadviser: Capital Guardian Trust Company
Portfolio Managers: Terry Berkemeier, Michael R. Ericksen, David I. Fisher, Karen A. Miller, Theodore R. Samuels, Eugene P. Stein and Alan J. Wilson

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term growth of capital and income by investing at least 80% of the portfolio’s net assets in equity and equity-related securities of companies with market capitalization greater than $500 million at the time of purchase. In selecting investments, greater consideration is given to potential appreciation and future dividend then to current income.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	18.70
Financial	15.23
Technology	14.93
Communications	11.73
Industrial	11.52
Energy	7.90
Consumer, Cyclical	7.89
Basic Materials	3.45
Mortgage Securities	1.41
Utilities	1.11

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the U.S. Large Cap Trust Series I returned +10.66%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  The Standard & Poor’s 500 Index (“Index”) achieved its biggest annual gain since 2003. All 10 industry sectors advanced, with solid earnings and buyout news boosting materials, energy and consumer discretionary stocks. The health care and information technology sectors lagged. Within the Index, companies in the largest and smallest market capitalization quintiles outperformed the broad market, while the middle capitalization range (companies between $15 billion and $32 billion) underperformed.

Areas that added value during the year include stock selection within the consumer staple, health care, and utility sectors. Altria Group, Campbell Soup Company, and Kraft Foods all were positive contributors within consumer staples AES Corp. and CMS Energy were top contributors within the utility sector. Within health care, Forest Labs and Baxter International were the top contributors. Other major holdings that performed well in 2006 were Cisco Systems and JPMorgan Chase & Co.

Stock selection in the financial sector was the top overall detractor from results during the year. Within financials, SLM Corp. was the top relative detractor for the year. While we continue to believe in the long term fundamentals of the company, it faced market perception that earnings would be more volatile going forward, and the uncertain effects of the Democratic majority in the House and Senate on fiscal policy. SLM Corp. ended the year as the fifth largest holding in the portfolio.

The consumer discretionary sector was another detractor from results. Within the sector, the two stocks with the biggest negative impact on returns were Getty Images Inc. and Lowes. While Lowes was up slightly more than 11% during the year, the overall sector was up over 18%, so it was a relative detractor from results for the portfolio. Issue selection in the telecommunication service and energy sectors were also detractors during the year.

Outlook  >  U.S. profit growth continues to surpass expectations and robust earnings have led to reasonable multiples even as shares have advanced. We believe favorable economic, geopolitical and corporate conditions will persist and that stocks should reap the rewards. With energy prices stabilizing and inflation returning to the Fed’s tolerable range, the economic picture appears bright. We think consumer demand will remain stronger than the market now anticipates, thanks to good employment and wage growth, and it appears that the housing market may be on the mend. However, we also believe the Fed may hold interest rates steady rather than lowering them in the coming months. Although we expect profit growth to slow somewhat in 2007, there is room for multiples to expand; by historical standards, stocks still look inexpensive against the current level of bond yields.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
U.S. Large Cap Trust Series I (began 5/1/99)	10.66%	5.60%	—	4.01%	—	31.35%	—	35.15%
U.S. Large Cap Trust Series II2 (began 1/28/02)	10.36%	5.42%	—	3.89%	—	30.19%	—	33.95%
U.S. Large Cap Trust Series NAV[3] (began 2/28/05)	10.68%	5.63%	—	4.02%	—	31.50%	—	35.30%
S&P 500 Index[4]	15.79%	6.19%	—	2.41%	—	35.03%	—	20.04%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered 2/28/05. For periods prior to 2/28/05, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to 2/28/05 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

U.S. Multi Sector Trust
Subadviser: Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Managers: U.S. Quantitative Investment Division Sr. Member Sam Wilderman

INVESTMENT OBJECTIVE & POLICIES  >  To seek long term capital appreciation. The portfolio seeks total return greater than its benchmark. To pursue this goal, the portfolio normally invests in securities in the Wilshire 5000 Stock Index, an independently maintained and published equity securities (with readily available price data) of issuers with headquarters in the U.S. The portfolio normally invests at least 80% of its assets in investments tied economically to the U.S.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Consumer, Non-cyclical	26.02
Consumer, Cyclical	20.08
Financial	12.10
Industrial	9.52
Communications	6.51
Energy	5.87
Technology	4.70
Basic Materials	1.80
Mortgage Securities	1.70
Utilities	0.11

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the U.S. Multi Sector Trust Series NAV returned +7.63%, underperforming the +15.72% return of the Russell 3000 Index.

Environment  >  In 2006, all US equities markets posted healthy returns. The Russell 1000 Growth and the tech-laden NASDAQ trailed the pack, posting the only single-digit returns in the bunch. In a reversal from 2005, small cap stocks outpaced large cap stocks this year, however, large cap value stocks posted much stronger returns than large cap growth stocks. In fact, value beat growth in each and every quarter in 2006, ending the year ahead of growth by 13%. While initially it may not appear to be a significant occurrence, this duration of quarterly dominance was particularly unique. To find the last time one segment of the market won this consistently for four consecutive quarters, you have to look back to growth’s final run, from late-1999 into early 2000.

Of the Trust’s investment disciplines used to select stocks — valuation and momentum — both contributed toward relative returns for the period, with valuation being the greatest detractor. In addition, the Trust is overweight large caps stocks and, in particular, high quality stocks, which are defined as low debt companies exhibiting high and stable profitability. This bet in favor of high quality and against low quality also cost the Trust excess returns in 2006. In addition to being overweight high quality U.S. stocks, the Trust is also overweight Large Cap Growth and underweight U.S. small/mid cap stocks, as their valuations are currently unattractive. Based on valuation concerns, we are also underweight REITs, which have had a fantastic run over the last six years. When extremely knowledgeable and experienced commercial real estate executives cash out and sell their firms to private equity firms, we have more than a few concerns about the prospects for the asset class.

For the year, the Trust benefited from its underweighting in the Technology sector. The Trust’s overweighting of Retail and Health Care, areas where many high quality stocks are to be found, caused the Trust to underperform.

Outlook  >  While the Trust’s underperformance in U.S. equity portfolios has been particularly frustrating this year, we do believe that high-quality equities represent a very good opportunity for U.S. investors given that their relative valuation to the market has never been more attractive. It simply does not make sense for stable, cash generative firms with very low debt levels to trade at a discount to the overall market. We eagerly await mean reversion in this bet as we do believe that we will more than make up for this recent shortfall.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
U.S. Multi Sector Trust Series NAV (began 10/24/05)	7.63%	—	—	10.33%	—	—	—	12.36%
Russell 3000 Index[2]	15.72%	—	—	17.44%	—	—	—	21.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Utilities Trust
Subadviser: MFS Investment Management
Portfolio Managers: Maura A. Shaughnessy and Albert D. Persons

INVESTMENT OBJECTIVE & POLICIES  >  To achieve capital growth and current income (income above that available from a portfolio invested entirely in equity securities) by investing at least 80% of the portfolio’s total assets in equity and debt securities of domestic and foreign companies in the utilities industry.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Utilities	47.87
Communications	24.07
Energy	15.89
Industrial	4.22
Financial	0.05

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGERS’ COMMENTARY

Performance  >  For the year 2006, the Utilities Trust Series I returned +31.00%, outperforming the +20.97% return of the S&P Utilities Sector Index.

Environment  >  Strong stock selection in the electric power industry contributed to the Trust’s relative performance for the period. Our positions in electric generators were among the Trust’s top contributors. These companies benefited from an increasingly higher pricing environment for power in Europe. Additionally, underweighting some energy companies aided relative performance as the returns of four of them lagged overall benchmark returns.

Several holdings within the telephone services industry, which is not represented in the benchmark, boosted the Trust’s relative performance over the period. Elsewhere, a wireless communications company and cable services provider were notable strong-performing holdings.

The portfolio’s currency exposure was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

During the reporting period, a wireless service provider, which is not a benchmark constituent, was the top detractor from relative results. Shares of this company struggled after the company lowered its wireless subscriber guidance for 2006.

Although overall stock selection in the electric power industry contributed to relative returns, our underweighted positions in several strong-performing benchmark constituents detracted from results.

The Trust’s cash position was also a detractor from relative performance. As with nearly all mutual Trusts, this portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Trust’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Utilities Trust Series I (began 4/30/01)	31.00%	15.32%	—	7.70%	—	103.94%	—	52.33%
Utilities Trust Series II2 (began 1/28/02)	30.77%	15.11%	—	7.53%	—	102.11%	—	50.97%
Utilities Trust Series NAV[3] (began 4/29/05)	31.07%	15.31%	—	7.70%	—	103.89%	—	52.30%
S&P Utilities Sector Index[4]	20.97%	9.20%	—	1.66%	—	55.26%	—	9.82%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Value Trust
Subadviser: Van Kampen Investments
Portfolio Manager: James A. Gilligan

INVESTMENT OBJECTIVE & POLICIES  >  To seek to realize an above average total return over a market cycle of three to five years, consistent with reasonable risk. The portfolio seeks to attain this objective by investing primarily in equity securities of companies with capitalizations similar to the market capitalization of companies in the Russell MidCap Value Index. Under normal circumstances, the Value Trust invests at least 65% of its total assets in equity securities. These primarily include common stocks, but may also include preferred stocks, convertible securities, rights, warrants, and ADRs. The Value Trust may invest without limit in ADRs and may invest up to 5% of its total assets in foreign equities excluding ADRs.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	24.84
Consumer, Non-cyclical	15.05
Industrial	11.34
Government	11.29
Technology	8.11
Communications	7.58
Utilities	6.06
Consumer, Cyclical	5.31
Energy	5.09
Basic Materials	4.43

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Value Trust Series I returned +21.05%, outperforming the +20.22% return of the Russell MidCap Value Index.

Environment  >  Mid-cap value stocks had another strong year. For the most part, corporate earnings reported throughout the year were still better than expected and company balance sheets were healthy. The exceptionally strong pace of merger and acquisition activity that began in 2005 and continued into 2006 had a particularly salient effect on the mid cap market, which has greater exposure to interest from private equity investors as well as from larger companies looking to make acquisitions. Although economic growth was clearly moderating, the immediate threat of recession subsided, which further supported stocks’ upward climb in the second half of the year. All sectors in the Russell MidCap® Value Index had positive returns for the 12-month period, led by the telecommunication services sector.

Relative to the Russell MidCap Value Index, the Trust’s chief contributor to performance was stock selection in the basic materials sector. Notably, the Trust’s top two performing holdings were from this sector. The financial services sector also added to gains, with strong exposure to the capital markets through their investment banking and trading operations. There was also robust merger and acquisition activity and rising markets during the period. Stock selection in the energy sector also proved advantageous and offset the negative influence of an underweight in the sector. Specifically, the Trust’s exposure to oil and gas companies provided good performance.

In contrast, an overweight in the health care sector caused the Trust to lag the Index. Here, strong gains in the Trust’s pharmaceuticals holdings were overshadowed by a surprise negative announcement by a health care equipment and services company early in the reporting period. The consumer staples sector also detracted from results, due to stock selection and sector allocation.

Outlook  >  We continue to seek value stocks using our bottom-up security selection process. We look for undervalued companies that offer a potential catalyst for change. Such catalysts could be new company management, growth or consolidation within an industry or sector, or new products.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception	Since[2] 5/1/03	5-year	10-year	Since inception
Value Trust Series I (began 1/1/97)	21.05%	10.95%	—	9.72%	22.84%	68.09%	—	152.69%
Value Trust Series II3 (began 1/28/02)	20.80%	10.79%	—	9.64%	22.60%	66.92%	—	150.92%
Value Trust Series NAV[4] (began 4/29/05)	21.03%	10.95%	—	9.72%	22.85%	68.15%	—	152.78%
Russell MidCap Value Index[5]	20.22%	15.88%	—	13.65%	24.66%	108.99%	—	259.47%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Current subadviser assignment became effective May 1, 2003

3	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4	Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

5	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Value & Restructuring Trust
Subadviser: United States Trust Company
Portfolio Manager: David J. Williams

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital appreciation. To pursue this goal, the portfolio invests primarily (at least 65% of its assets) in common stocks of U.S. and foreign companies whose share prices, in the opinion of the subadviser, do not reflect the economic value of company assets, but where the subadviser believes restructuring efforts or industry consolidation will serve to highlight the true value of the company.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Financial	20.02
Energy	16.37
Industrial	12.18
Communications	9.73
Consumer, Cyclical	8.46
Consumer, Non-cyclical	8.41
Basic Materials	5.91
Technology	1.57
Mortgage Securities	1.26
Utilities	0.42

*	Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Value & Restructuring Trust Series NAV returned +14.43%, underperforming the +15.79% return of the S&P 500 Index.

Environment  >  Buoyant global growth and liquidity trends continued to propel the stock market to record breaking levels in the fourth quarter. The Trust also reached new highs in the quarter. Unfortunately, these gains still left us short of our performance benchmarks for the year.

As the year progressed, it was an increasingly difficult environment for low P/E stocks, our bread and butter approach to investing. With all the talk about slowing economic growth and decelerating earnings, perhaps this should have come as no surprise, as our companies typically carry more financial and operating risk. Moreover, tactically we are focused in the more cyclical sectors of S&P 500 universe, which bore the brunt of a second half sell off in anticipation of these slowing trends. Our present dilemma is that these very sectors generally still offer investors substantial long term value and are often undergoing solid restructuring trends which we find so attractive.

Outlook  >  Despite the good showing by the market last year, fundamentals are still in place, we believe, for another good year in 2007. Largely driven by free trade, globalization and low tax rates, growth and entrepreneurship are alive and well and will continue to keep profits strong and inflation relatively low. As long as the new Congress doesn’t tamper with this potent formula for wealth creation, investors should expect more of the same as the year progresses.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Value & Restructuring Trust Series NAV (began 10/24/05)	14.43%	—	—	18.12%	—	—	—	21.85%
S&P 500 Index[2]	15.79%	—	—	17.44%	—	—	—	21.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Vista Trust
Subadviser: American Century Investment Management, Inc.
Portfolio Managers: Glenn A. Fogle and David Hollond

INVESTMENT OBJECTIVE & POLICIES  >  To seek long-term capital growth. To pursue this goal, the fund normally invests in common stocks of U.S. and foreign companies that are medium-sized and smaller at the time of purchase, but the portfolio may purchase other types of securities as well. For purposes of the description of the Vista Trust, medium-sized and smaller companies is defined as companies in the Russell MidCap Growth Index.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

Sector Weighting*	% of Total
Industrial	20.37
Communications	17.13
Consumer, Cyclical	13.26
Consumer, Non-cyclical	10.63
Technology	9.50
Energy	3.56
Financial	2.98
Basic Materials	2.58
Utilities	0.42

*	Top Ten Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance  >  For the year 2006, the Vista Trust Series NAV returned +8.69%, underperforming the +10.66% return of the Russell MidCap Growth Index.

Environment  >  Early in 2006, investors favored sectors — energy, materials and industrials — benefiting from rising commodity prices and economic strength. But the broader market’s early strength gave way to a mid-year selloff. By then, a slowing economy had triggered recession fears, while worrisome inflation added to concerns of continued Federal Reserve interest rate hikes. But the economy remained relatively strong, inflation waned somewhat and the Fed paused its rate-hike campaign in August. As a result, the market rallied from mid-July through year end.

The Trust maintained overweight positions in both industrials and materials during year. That decision, combined with solid security selection in each sector, boosted the portfolio’s relative performance. Meanwhile, the portfolio’s top performing stock, an international wireless service provider, surged. The portfolio benefited from a substantial overweight position in the wireless industry, which accounted for 57% of the Trust’s total return.

Security selection in health care and technology reduced relative returns. The health care sector struggled throughout the year for a variety of reasons, including margin pressures and the uncertainty surrounding Democrats winning control of Congress in the November election. In addition, with crude oil prices rising for much of the year, an underweight position in energy trimmed relative performance.

Outlook  >  The Trust adheres to an investment process that identifies mid-sized companies exhibiting price momentum in their stock and solid fundamental data supporting acceleration in their earnings and revenue. The market began favoring stocks with classic momentum and growth characteristics in the fourth quarter after investors generally avoided such stocks in mid-2006. If that fourth-quarter environment persists in 2007, the portfolio stands to benefit, particularly if the market rally continues.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Vista Trust Series NAV (began 10/24/05)	8.69%	—	—	11.74%	—	—	—	14.08%
Russell Midcap Growth Index[2]	10.66%	—	—	15.09%	—	—	—	18.14%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust.

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
All Cap Core
Series I — Actual	$1,000.00	$1,099.27	$4.60	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%
Series II — Actual	1,000.00	1,098.48	5.66	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Series NAV — Actual	1,000.00	1,099.78	4.34	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
All Cap Growth
Series I — Actual	$1,000.00	$1,065.11	$4.94	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series II — Actual	1,000.00	1,063.82	5.98	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.41	5.85	1.15%
Series NAV — Actual	1,000.00	1,065.63	4.69	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
All Cap Value
Series I — Actual	$1,000.00	$1,059.35	$4.72	0.91%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%
Series II — Actual	1,000.00	1,058.68	5.76	1.11%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.61	5.65	1.11%
Series NAV — Actual	1,000.00	1,060.41	4.47	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
American Blue Chip Income & Growth
Series I — Actual	$1,000.00	$1,120.71	$2.08	0.39%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.24	1.99	0.39%
Series II — Actual	1,000.00	1,119.56	2.88	0.54%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.48	2.75	0.54%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
American Bond
Series I — Actual	$1,000.00	$1,054.63	$1.97	0.38%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38%
Series II — Actual	1,000.00	1,054.72	2.74	0.53%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%
American Growth
Series I — Actual	$1,000.00	$1,074.15	$1.99	0.38%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38%
Series II — Actual	1,000.00	1,073.41	2.77	0.53%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%
American Growth-Income
Series I — Actual	$1,000.00	$1,106.30	$2.02	0.38%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38%
Series II — Actual	1,000.00	1,105.38	2.81	0.53%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%
American International
Series I — Actual	$1,000.00	$1,122.02	$2.03	0.38%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.29	1.94	0.38%
Series II — Actual	1,000.00	1,121.34	2.83	0.53%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%
Blue Chip Growth
Series I — Actual	$1,000.00	$1,108.63	$4.52	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Series II — Actual	1,000.00	1,107.16	5.58	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.91	5.35	1.05%
Series NAV — Actual	1,000.00	1,108.82	4.25	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%
Capital Appreciation
Series I — Actual	$1,000.00	$1,088.84	$4.32	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
Series II — Actual	1,000.00	1,088.38	5.37	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series NAV — Actual	1,000.00	1,090.04	4.06	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Classic Value
Series I — Actual	$1,000.00	$1,147.61	$5.20	0.96%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Series II — Actual	1,000.00	1,146.39	6.28	1.16%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.36	5.90	1.16%
Series NAV — Actual	1,000.00	1,148.73	4.82	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Core Equity
Series I — Actual	$1,000.00	$1,121.48	$4.71	0.88%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Series II — Actual	1,000.00	1,119.70	5.77	1.08%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.76	5.50	1.08%
Series NAV — Actual	1,000.00	1,121.30	4.44	0.83%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%
Dynamic Growth
Series I — Actual	$1,000.00	$1,096.19	$5.23	0.99%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Series II — Actual	1,000.00	1,095.06	6.28	1.19%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.21	6.06	1.19%
Series NAV — Actual	1,000.00	1,094.20	4.96	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
Emerging Growth
Series I — Actual	$1,000.00	$1,030.01	$8.65	1.69%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,016.69	8.59	1.69%
Series II — Actual	1,000.00	1,029.53	9.67	1.89%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,015.68	9.60	1.89%
Series NAV — Actual	1,000.00	1,029.98	8.39	1.64%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,016.94	8.34	1.64%
Emerging Small Company
Series I — Actual	$1,000.00	$1,002.39	$5.40	1.07%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Series II — Actual	1,000.00	1,001.37	6.41	1.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.80	6.46	1.27%
Series NAV — Actual	1,000.00	1,002.72	5.15	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Equity Income
Series I — Actual	$1,000.00	$1,134.11	$4.68	0.87%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%
Series II — Actual	1,000.00	1,132.68	5.75	1.07%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%
Series NAV — Actual	1,000.00	1,134.36	4.41	0.82%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
Financial Services
Series I — Actual	$1,000.00	$1,187.86	$4.91	0.89%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Series II — Actual	1,000.00	1,186.90	6.23	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Series NAV — Actual	1,000.00	1,187.97	4.63	0.84%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.97	4.28	0.84%
Fundamental Value
Series I — Actual	$1,000.00	$1,111.70	$4.58	0.86%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Series II — Actual	1,000.00	1,110.08	5.64	1.06%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series NAV — Actual	1,000.00	1,111.99	4.31	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Global
Series I — Actual	$1,000.00	$1,137.44	$5.39	1.00%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.16	5.09	1.00%
Series II — Actual	1,000.00	1,136.90	6.46	1.20%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.16	6.11	1.20%
Series NAV — Actual	1,000.00	1,138.79	5.12	0.95%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Global Allocation
Series I — Actual	$1,000.00	$1,097.00	$5.39	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series II — Actual	1,000.00	1,096.64	6.45	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.06	6.21	1.22%
Series NAV — Actual	1,000.00	1,098.11	5.13	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Global Real Estate
Series NAV — Actual	$1,000.00	$1,272.73	$5.67	0.99%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Growth & Income
Series NAV — Actual	$1,000.00	$1,105.43	$3.50	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
Health Sciences
Series I — Actual	$1,000.00	$1,102.46	$6.04	1.14%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Series II — Actual	1,000.00	1,101.20	7.10	1.34%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.45	6.82	1.34%
Series NAV — Actual	1,000.00	1,102.38	5.78	1.09%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.71	5.55	1.09%
Income & Value
Series I — Actual	$1,000.00	$1,072.63	$4.81	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Series II — Actual	1,000.00	1,071.24	5.85	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Series NAV — Actual	1,000.00	1,072.57	4.54	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%
International Core
Series I — Actual	$1,000.00	$1,132.19	$5.48	1.02%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series II — Actual	1,000.00	1,130.86	6.55	1.22%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.06	6.21	1.22%
Series NAV — Actual	1,000.00	1,132.39	5.21	0.97%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
International Opportunities
Series I — Actual	$1,000.00	$1,163.46	$5.94	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.71	5.55	1.09%
Series II — Actual	1,000.00	1,163.25	6.87	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.85	6.41	1.26%
Series NAV — Actual	1,000.00	1,164.00	5.51	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
International Small Cap
Series I — Actual	$1,000.00	$1,176.76	$6.53	1.19%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.21	6.06	1.19%
Series II — Actual	1,000.00	1,175.76	7.62	1.39%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.20	7.07	1.39%
Series NAV — Actual	1,000.00	1,177.10	6.26	1.14%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
International Small Company
Series NAV — Actual	$1,000.00	$1,153.31	$5.70	1.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.91	5.35	1.05%
International Value
Series I — Actual	$1,000.00	$1,173.12	$5.20	0.95%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series II — Actual	1,000.00	1,171.83	6.30	1.15%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.41	5.85	1.15%
Series NAV — Actual	1,000.00	1,173.15	4.93	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
Large Cap
Series I — Actual	$1,000.00	$1,128.32	$4.56	0.85%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
Series II — Actual	1,000.00	1,126.62	5.63	1.05%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.91	5.35	1.05%
Series NAV — Actual	1,000.00	1,127.87	4.29	0.80%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
Large Cap Value
Series I — Actual	$1,000.00	$1,099.62	$5.08	0.96%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Series II — Actual	1,000.00	1,098.56	5.98	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Series NAV — Actual	1,000.00	1,099.52	4.71	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Managed
Series NAV — Actual	$1,000.00	$1,084.01	$3.57	0.68%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.78	3.47	0.68%
Mid Cap Stock
Series I — Actual	$1,000.00	$1,097.67	$4.92	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Series II — Actual	1,000.00	1,097.20	5.97	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Series NAV — Actual	1,000.00	1,098.84	4.66	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Mid Cap Value
Series I — Actual	$1,000.00	$1,117.05	$5.12	0.96%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Series II — Actual	1,000.00	1,115.51	6.19	1.16%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.36	5.90	1.16%
Series NAV — Actual	1,000.00	1,117.12	4.86	0.91%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%
Mid Cap Value Equity
Series NAV — Actual	$1,000.00	$1,079.27	$4.82	0.92%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Mid Value
Series I — Actual	$1,000.00	$1,146.81	$5.63	1.04%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.96	5.30	1.04%
Series II — Actual	1,000.00	1,146.22	6.71	1.24%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.95	6.31	1.24%
Series NAV — Actual	1,000.00	1,147.06	5.36	0.99%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.21	5.04	0.99%
Money Market
Series I — Actual	$1,000.00	$1,023.53	$2.86	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%
Series II — Actual	1,000.00	1,022.50	3.87	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Money Market B
Series NAV — Actual	$1,000.00	$1,024.97	$1.43	0.28%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.79	1.43	0.28%
Natural Resources
Series I — Actual	$1,000.00	$1,044.29	$5.77	1.12%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Series II — Actual	1,000.00	1,042.92	6.80	1.32%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.55	6.72	1.32%
Series NAV — Actual	1,000.00	1,044.14	5.51	1.07%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.81	5.45	1.07%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
Overseas Equity
Series I — Actual	$1,000.00	$1,129.59	$6.28	1.17%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.31	5.96	1.17%
Series II — Actual	1,000.00	1,129.41	7.35	1.37%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%
Series NAV — Actual	1,000.00	1,130.71	6.02	1.12%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Pacific Rim
Series I — Actual	$1,000.00	$1,073.25	$5.70	1.09%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.71	5.55	1.09%
Series II — Actual	1,000.00	1,072.67	6.74	1.29%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.70	6.56	1.29%
Series NAV — Actual	1,000.00	1,074.65	5.44	1.04%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.96	5.30	1.04%
Quantitative All Cap
Series I — Actual	$1,000.00	$1,109.33	$4.31	0.81%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Series II — Actual	1,000.00	1,108.13	5.37	1.01%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Series NAV — Actual	1,000.00	1,109.48	4.04	0.76%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Quantitative Mid Cap
Series I — Actual	$1,000.00	$1,031.52	$4.81	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%
Series II — Actual	1,000.00	1,029.98	5.83	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Series NAV — Actual	1,000.00	1,031.49	4.56	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Quantitative Value
Series I — Actual	$1,000.00	$1,149.32	$4.17	0.77%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Series II — Actual	1,000.00	1,148.87	5.25	0.97%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.32	4.94	0.97%
Series NAV — Actual	1,000.00	1,150.08	3.90	0.72%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.58	3.67	0.72%
Real Estate Equity
Series NAV — Actual	$1,000.00	$1,183.02	$4.73	0.86%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.87	4.38	0.86%
Real Estate Securities
Series I — Actual	$1,000.00	$1,215.48	$4.24	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Series II — Actual	1,000.00	1,213.81	5.36	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Series NAV — Actual	1,000.00	1,214.98	3.96	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.63	3.62	0.71%
Science & Technology
Series I — Actual	$1,000.00	$1,121.95	$6.31	1.18%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.26	6.01	1.18%
Series II — Actual	1,000.00	1,120.69	7.38	1.38%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.25	7.02	1.38%
Series NAV — Actual	1,000.00	1,121.73	6.04	1.13%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
Small Cap
Series I — Actual	$1,000.00	$1,069.64	$5.01	0.96%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Series II — Actual	1,000.00	1,069.75	5.95	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Series NAV — Actual	1,000.00	1,070.35	4.64	0.89%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.72	4.53	0.89%
Small Cap Growth
Series I — Actual	$1,000.00	$1,071.56	$6.42	1.23%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.00	6.26	1.23%
Series II — Actual	1,000.00	1,069.90	7.36	1.41%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.10	7.17	1.41%
Series NAV — Actual	1,000.00	1,071.49	6.06	1.16%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.36	5.90	1.16%
Small Cap Opportunities
Series I — Actual	$1,000.00	$1,033.90	$5.38	1.05%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.91	5.35	1.05%
Series II — Actual	1,000.00	1,032.78	6.40	1.25%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.90	6.36	1.25%
Series NAV — Actual	1,000.00	1,034.51	5.13	1.00%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.16	5.09	1.00%
Small Cap Value
Series I — Actual	$1,000.00	$1,122.14	$6.37	1.19%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.21	6.06	1.19%
Series II — Actual	1,000.00	1,120.83	7.32	1.37%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.30	6.97	1.37%
Series NAV — Actual	1,000.00	1,122.82	5.99	1.12%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Small Company
Series I — Actual	$1,000.00	$1,022.55	$7.14	1.40%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.15	7.12	1.40%
Series II — Actual	1,000.00	1,021.25	7.95	1.56%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,017.34	7.93	1.56%
Series NAV — Actual	1,000.00	1,022.54	6.78	1.33%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.50	6.77	1.33%
Small Company Growth
Series NAV — Actual	$1,000.00	$1,070.11	$5.95	1.14%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Small Company Value
Series I — Actual	$1,000.00	$1,042.88	$5.46	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series II — Actual	1,000.00	1,042.15	6.49	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.85	6.41	1.26%
Series NAV — Actual	1,000.00	1,043.44	5.20	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Special Value
Series I — Actual	$1,000.00	$1,053.00	$5.49	1.06%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.86	5.40	1.06%
Series II — Actual	1,000.00	1,051.78	6.52	1.26%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,018.85	6.41	1.26%
Series NAV — Actual	1,000.00	1,053.00	5.23	1.01%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.11	5.14	1.01%
Spectrum Income
Series NAV — Actual	$1,000.00	$1,066.51	$4.90	0.94%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio
Strategic Opportunities
Series I — Actual	$1,000.00	$1,072.92	$4.86	0.93%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Series II — Actual	1,000.00	1,072.35	5.90	1.13%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.51	5.75	1.13%
Series NAV — Actual	1,000.00	1,073.66	4.70	0.90%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
U.S. Core
Series I — Actual	$1,000.00	$1,105.21	$4.78	0.90%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.67	4.58	0.90%
Series II — Actual	1,000.00	1,104.67	5.84	1.10%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.66	5.60	1.10%
Series NAV — Actual	1,000.00	1,105.67	4.51	0.85%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.92	4.33	0.85%
U.S. Global Leaders Growth
Series I — Actual	$1,000.00	$1,082.30	$3.94	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%
Series II — Actual	1,000.00	1,080.72	4.98	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series NAV — Actual	1,000.00	1,082.24	3.67	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.68	3.57	0.70%
U.S. Large Cap
Series I — Actual	$1,000.00	$1,079.12	$4.82	0.92%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.57	4.69	0.92%
Series II — Actual	1,000.00	1,078.05	5.87	1.12%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.56	5.70	1.12%
Series NAV — Actual	1,000.00	1,079.28	4.56	0.87%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.82	4.43	0.87%
U.S. Multi Sector
Series NAV — Actual	$1,000.00	$1,094.61	$4.28	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%
Utilities
Series I — Actual	$1,000.00	$1,208.57	$5.46	0.98%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.27	4.99	0.98%
Series II — Actual	1,000.00	1,207.30	6.57	1.18%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.26	6.01	1.18%
Series NAV — Actual	1,000.00	1,207.75	5.18	0.93%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.52	4.74	0.93%
Value
Series I — Actual	$1,000.00	$1,155.06	$4.51	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%
Series II — Actual	1,000.00	1,154.08	5.59	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
Series NAV — Actual	1,000.00	1,155.06	4.24	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%
Value & Restructuring
Series NAV — Actual	$1,000.00	$1,088.43	$4.63	0.88%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Vista
Series NAV — Actual	$1,000.00	$1,020.03	$5.19	1.02%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	All Cap Core	All Cap Growth	All Cap Value	American Blue Chip Income and Growth
Investments, at value	$552,500,090	$382,169,663	$353,205,132	$214,677,887
Securities loaned, at value	35,914,934	16,670,513	41,977,382	—
Repurchase agreements, at value	57,849,000	9,475,000	15,484,000	—
Total investments, at value	646,264,024	408,315,176	410,666,514	214,677,887
Cash	94	956	63	—
Foreign currency, at value	—	1,422	—	—
Receivable for investments sold	—	8,446,833	1,732,107	89,589
Receivable for fund shares sold	855,793	23,358	567,391	29,432
Dividends and interest receivable	517,554	219,106	429,370	—
Receivable due from adviser	9	57,868	5,755	—
Other assets	986	1,658	1,076	805
Total assets	647,638,460	417,066,377	413,402,276	214,797,713

Liabilities
Payable for investments purchased	—	3,308,712	4,833,427	29,123
Payable for fund shares repurchased	174,757	153,996	14,797	84,153
Payable upon return of securities loaned	36,803,675	17,111,313	43,011,779	—
Payable for futures variation margin	385,719	—	—	—
Payable to affiliates
Fund administration fees	15,564	8,350	7,665	4,519
Trustees’ fees	4,300	3,273	2,682	1,692
Other payables and accrued expenses	63,644	58,724	52,907	30,929
Total liabilities	37,447,659	20,644,368	47,923,257	150,416

Net assets
Capital paid-in	798,522,768	489,504,328	304,547,578	157,711,756
Undistributed net investment income (loss)	5,249,878	80,919	2,675,144	11,913,105
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(234,010,012)	(138,002,314)	17,771,398	6,848,341
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	40,428,167	44,839,076	40,484,899	38,174,095
Net assets	$610,190,801	$396,422,009	$365,479,019	$214,647,297
Investments, including repurchase agreements, at cost	$605,670,262	$363,476,399	$370,181,615	$176,503,792
Foreign currency, at cost	—	$1,423	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$213,479,063	$245,876,319	$67,601,011	$16,652,871
Shares outstanding	10,890,274	13,789,441	5,188,326	910,483
NAV per share	$19.60	$17.83	$13.03	$18.29

Series II
Net assets	$11,412,846	$29,992,261	$66,235,462	$197,994,426
Shares outstanding	584,697	1,697,212	5,099,767	10,840,898
NAV per share	$19.52	$17.67	$12.99	$18.26

Series NAV
Net assets	$385,298,892	$120,553,429	$231,642,546	—
Shares outstanding	19,637,201	6,750,726	17,837,747	—
NAV per share	$19.62	$17.86	$12.99	—

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	American Bond	American Growth	American Growth-Income	American International
Investments, at value	$551,708,112	$1,584,328,185	$1,256,855,996	$1,021,426,279
Receivable for investments sold	—	12,755,408	5,141,887	8,795,384
Receivable for fund shares sold	11,586,023	507,821	17,051	561,789
Other assets	967	5,386	3,993	3,128
Total assets	563,295,102	1,597,596,800	1,262,018,927	1,030,786,580

Liabilities
Payable for investments purchased	11,571,241	506,296	17,299	561,143
Payable for fund shares repurchased	—	12,714,368	5,107,555	8,769,084
Payable to affiliates
Fund administration fees	11,279	32,416	25,941	21,179
Trustees’ fees	3,159	11,666	9,047	7,212
Other payables and accrued expenses	42,200	141,463	110,957	89,805
Total liabilities	11,627,879	13,406,209	5,270,799	9,448,423

Net assets
Capital paid-in	526,057,056	1,227,901,347	1,022,425,697	752,203,437
Undistributed net investment income (loss)	11,266,109	13,213,111	37,367,934	18,520,071
Accumulated undistributed net realized gain (loss) on investments	12,400	15,892,436	6,825,736	18,397,316
Net unrealized appreciation (depreciation) on investments	14,331,658	327,183,697	190,128,761	232,217,333
Net assets	$551,667,223	$1,584,190,591	$1,256,748,128	$1,021,338,157
Investments, at cost	$537,376,454	$1,257,144,488	$1,066,727,235	$789,208,946

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$1,813,822	$98,917,964	$19,723,268	$70,154,252
Shares outstanding	136,167	4,552,825	977,090	2,815,547
NAV per share	$13.32	$21.73	$20.19	$24.92

Series II
Net assets	$549,853,401	$1,485,272,627	$1,237,024,860	$951,183,905
Shares outstanding	41,354,810	68,644,378	61,436,166	38,256,195
NAV per share	$13.30	$21.64	$20.14	$24.86

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Blue Chip Growth	Capital Appreciation	Classic Value	Core Equity
Investments, at value	$2,718,967,682	$974,833,301	$77,358,232	$533,701,414
Securities loaned, at value	66,106,807	52,621,458	11,371,979	—
Repurchase agreements, at value	2,295,000	29,755,000	901,000	6,627,000
Total investments, at value	2,787,369,489	1,057,209,759	89,631,211	540,328,414
Cash	3,843	527	962	122
Foreign currency, at value	194,069	—	—	—
Receivable for investments sold	1,049,351	530,747	—	232,923
Receivable for fund shares sold	2,200,616	637,980	5,235	662,782
Dividends and interest receivable	2,365,242	876,442	90,724	202,701
Receivable due from adviser	19,352	8,054	2	7,418
Other assets	10,238	13,819	168	2,119
Total assets	2,793,212,200	1,059,277,328	89,728,302	541,436,479

Liabilities
Payable for investments purchased	444,774	2,293,686	—	5,323,299
Payable for fund shares repurchased	1,797,208	254,279	30,490	1,054,046
Payable upon return of securities loaned	67,527,309	53,739,252	11,630,064	—
Payable to affiliates
Fund administration fees	55,556	17,345	1,342	9,508
Trustees’ fees	21,166	6,479	438	3,843
Other payables and accrued fees	639,940	—	22,471	79,610
Total liabilities	70,485,953	56,311,041	11,684,805	6,470,306

Net assets
Capital paid-in	2,617,110,526	1,370,669,107	68,695,000	451,435,721
Undistributed net investment income (loss)	13,344,630	804,056	729	14
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(388,669,000)	(452,855,983)	1,749,627	19,466,722
Net unrealized appreciation (depreciation) on investments and translations of assets and liabilities in foreign currencies	480,940,091	84,349,107	7,598,141	64,063,716
Net assets	$2,722,726,247	$1,002,966,287	$78,043,497	$534,966,173
Investments, including repurchase agreements, at cost	$2,306,435,447	$972,860,652	$82,033,070	$476,264,667
Foreign currency, at cost	$184,986	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$667,508,703	$263,296,281	$30,384,335	$1,931,996
Shares outstanding	34,423,794	29,014,422	1,875,154	127,638
NAV per share	$19.39	$9.07	$16.20	$15.14

Series II
Net assets	$175,714,393	$112,955,104	$40,096,759	$54,379,115
Shares outstanding	9,093,053	12,562,237	2,476,477	3,610,996
NAV per share	$19.32	$8.99	$16.19	$15.06

Series NAV
Net assets	$1,879,503,151	$626,714,902	$7,562,403	$478,655,062
Shares outstanding	97,076,014	69,030,623	466,164	31,580,674
NAV per share	$19.36	$9.08	$16.22	$15.16

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Dynamic Growth	Emerging Growth	Emerging Small Company	Equity-Income
Investments, at value	$149,656,257	$31,120,717	$266,738,171	$2,430,824,837
Securities loaned, at value	37,526,659	—	60,413,336	169,541,128
Repurchase agreements, at value	1,801,000	48,000	1,632,000	2,134,000
Total investments, at value	188,983,916	31,168,717	328,783,507	2,602,499,965
Cash	801	167	251	3,447
Receivable for investments sold	—	—	4,042,589	8,939,592
Receivable for fund shares sold	—	10,804	634	990,591
Dividends and interest receivable	22,655	9,795	148,550	4,069,486
Receivable due from adviser	—	1,282	413	20,136
Other assets	759	83	1,409	9,760
Total assets	189,008,131	31,190,848	332,977,353	2,616,532,977

Liabilities
Payable for investments purchased	—	55,877	4,495,936	1,263,855
Payable for fund shares repurchased	89,285	—	71,850	1,337,486
Payable upon return of securities loaned	38,334,802	—	62,023,847	174,327,384
Payable to affiliates
Fund administration fees	3,111	695	5,886	48,241
Trustees’ fees	1,332	245	2,516	19,151
Other payables and accrued fees	34,747	127,528	50,796	326,600
Total liabilities	38,463,277	184,345	66,650,831	177,322,717

Net assets
Capital paid-in	244,769,573	25,788,034	208,766,216	1,805,845,208
Undistributed net investment income (loss)	—	—	—	37,018,047
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(134,017,458)	5,369,688	49,385,979	108,404,207
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	39,792,739	(151,219)	8,174,327	487,942,798
Net assets	$150,544,854	$31,006,503	$266,326,522	$2,439,210,260
Investments, including repurchase agreements, at cost	$149,191,177	$31,319,936	$320,609,180	$2,114,557,167

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$116,229,841	$1,798,860	$212,635,895	$829,938,038
Shares outstanding	19,259,031	141,698	7,227,566	44,817,004
NAV per share	$6.04	$12.70	$29.42	$18.52

Series II
Net assets	$33,717,791	$12,729,933	$52,937,966	$319,704,637
Shares outstanding	5,630,946	1,014,664	1,814,609	17,340,472
NAV per share	$5.99	$12.55	$29.17	$18.44

Series NAV
Net assets	$597,222	$16,477,710	$752,661	$1,289,567,585
Shares outstanding	98,826	1,296,614	25,552	69,750,668
NAV per share	$6.04	$12.71	$29.46	$18.49

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Financial Services	Fundamental Value	Global	Global Allocation
Investments, at value	$197,456,656	$1,206,472,125	$396,070,277	$278,049,599
Securities loaned, at value	26,364,771	34,120,771	34,246,181	15,433,224
Repurchase agreements, at value	—	—	4,683,000	19,715,000
Total investments, at value	223,821,427	1,240,592,896	434,999,458	313,197,823
Cash	76	853	198	957
Cash segregated for futures contracts	—	—	—	319,930
Foreign currency, at value	—	—	157,214	729,604
Receivable for investments sold	—	—	2,183,711	2,628,891
Receivable for forward foreign currency exchange contracts	—	—	—	755,091
Receivable for fund shares sold	215,239	2,037,072	127,635	732,002
Dividends and interest receivable	132,362	1,412,464	603,721	1,181,420
Receivable due from adviser	—	8,210	63,237	6
Other assets	598	4,127	1,565	864
Total assets	224,169,702	1,244,055,622	438,136,739	319,546,588

Liabilities
Payable for investments purchased	49,721	564,646	194,048	8,049,333
Payable for forward foreign currency exchange contracts	—	—	—	1,144,248
Payable for fund shares repurchased	38,650	2,179,479	872,836	—
Payable upon return of securities loaned	26,917,613	34,859,119	35,804,487	15,926,360
Payable for futures variation margin	—	—	—	37,387
Payable to affiliates
Fund administration fees	3,198	22,563	8,518	5,787
Trustees’ fees	1,266	8,554	3,268	2,002
Investment management fees	666	—	—	—
Other payables and accrued expenses	51,489	132,598	78,001	52,676
Total liabilities	27,062,603	37,766,959	36,961,158	25,217,793

Net assets
Capital paid-in	136,259,309	865,510,585	323,816,112	252,381,401
Undistributed net investment income (loss)	855,447	8,581,238	6,000,406	5,136,024
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(7,797,680)	36,418,124	(17,017,524)	9,746,855
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	67,790,023	295,778,716	88,376,587	27,064,515
Net assets	$197,107,099	$1,206,288,663	$401,175,581	$294,328,795
Investments, including repurchase agreements, at cost	$156,031,404	$944,814,525	$346,626,941	$285,557,664
Foreign currency, at cost	—	—	$156,970	$712,836

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$80,086,871	$204,025,940	$358,675,516	$93,753,423
Shares outstanding	4,264,807	12,132,684	18,676,397	7,334,764
NAV per share	$18.78	$16.82	$19.20	$12.78

Series II
Net assets	$61,543,730	$390,586,086	$40,574,450	$198,895,578
Shares outstanding	3,295,602	23,328,715	2,124,370	15,654,296
NAV per share	$18.67	$16.74	$19.10	$12.71

Series NAV
Net assets	$55,476,498	$611,676,637	$1,925,615	$1,679,794
Shares outstanding	2,954,979	36,452,234	100,274	131,675
NAV per share	$18.77	$16.78	$19.20	$12.76

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Global Real Estate	Growth & Income	Health Sciences	Income & Value
Investments, at value	$426,071,780	$2,104,283,732	$246,544,508	$579,319,925
Securities loaned, at value	50,003,432	97,684,181	—	35,467,813
Repurchase agreements, at value	5,641,000	7,965,000	940,000	5,600,000
Total investments, at value	481,716,212	2,209,932,913	247,484,508	620,387,738
Cash	115	657	422	76
Foreign currency, at value	3,250,239	—	1,305,463	—
Receivable for investments sold	1,354,700	—	880,465	322,370
Receivable for forward foreign currency exchange contracts	257,360	—	—	1,217
Receivable for fund shares sold	—	—	—	14,654
Dividends and interest receivable	1,472,619	2,876,741	92,479	2,476,079
Receivable due from adviser	8	43	609	12
Other assets	1,541	8,940	1,013	2,551
Total assets	488,052,794	2,212,819,294	249,764,959	623,204,697

Liabilities
Payable for investments purchased	3,205,014	—	931,377	114,895
Payable for forward foreign currency exchange contracts	710,276	—	—	16,593
Payable for fund shares repurchased	343,662	274,698	248,661	4,390
Payable upon return of securities loaned	52,429,233	100,379,291	—	36,288,360
Payable for options written, at value	—	—	3,783,808	—
Payable to affiliates
Fund administration fees	17,472	45,080	4,894	12,769
Trustees’ fees	4,045	17,790	1,999	5,083
Other payables and accrued expenses	72,995	1,370,458	46,300	122,464
Total liabilities	56,782,697	102,087,317	5,017,039	36,564,554

Net assets
Capital paid-in	350,938,467	2,246,963,321	196,845,501	511,361,067
Undistributed net investment income (loss)	11,514,902	21,053,848	(167,215)	11,611,069
Accumulated undistributed net realized gain (loss) on investments, options written and foreign currency transactions	3,726,653	(439,840,625)	21,096,492	(6,741,714)
Net unrealized appreciation (depreciation) on investments, options written and translation of assets and liabilities in foreign currencies	65,090,075	282,555,433	26,973,142	70,409,721
Net assets	$431,270,097	$2,110,731,977	$244,747,920	$586,640,143
Investments, including repurchase agreements, at cost	$416,179,036	$1,927,377,480	$220,834,115	$549,966,084
Foreign currency, at cost	$3,250,239	—	$1,304,150	—
Premiums received on written options	—	—	$4,105,160	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	—	—	$133,393,181	$482,842,292
Shares outstanding	—	—	8,492,320	39,880,765
NAV per share	—	—	$15.71	$12.11

Series II
Net assets	—	—	$81,225,482	$102,212,907
Shares outstanding	—	—	5,221,377	8,494,368
NAV per share	—	—	$15.56	$12.03

Series NAV
Net assets	$431,270,097	$2,110,731,977	$30,129,257	$1,584,944
Shares outstanding	28,260,715	154,839,343	1,916,333	130,819
NAV per share	$15.26	$13.63	$15.72	$12.12

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	International Core	International Opportunities	International Small Cap		International Small Company
Investments, at value	$1,299,486,175	$706,380,806	$612,471,894		$234,077,863
Securities loaned, at value	182,210,418	59,328,710	77,164,826		35,720,323
Repurchase agreements, at value	49,201,000	13,071,000	1,743,000		1,472,000
Total investments, at value	1,530,897,593	778,780,516	691,379,720		271,270,186
Cash	346	622	25,000		64,804
Foreign currency, at value	833,207	99,132	19,621,090		956,590
Cash segregated for futures contracts	7,550,000	—	—		—
Receivable for investments sold	—	—	445,319		325,728
Receivable for forward foreign currency exchange contracts	3,656,917	—	—		—
Receivable for fund shares sold	183,405	31,497	6,353		—
Dividends and interest receivable	1,696,148	266,423	502,982		364,198
Receivable for futures variation margin	160,520	—	—		—
Receivable due from adviser	8,972	6,957	8,328		5
Other assets	4,031	1,672	2,629		810
Total assets	1,544,991,139	779,186,819	711,991,421		272,982,321

Liabilities
Capital gains withholding tax	—	—	655,447		12,921
Payable for investments purchased	—	1,087,615	594,166		728,365
Payable for forward foreign currency exchange contracts	6,051,085	—	—		—
Payable for fund shares repurchased	68,491	478,551	119,817		19,434
Payable upon return of securities loaned	191,536,321	61,742,295	82,115,046		37,657,644
Payable to affiliates
Fund administration fees	27,948	14,997	11,126		8,925
Trustees’ fees	9,477	4,659	4,617		2,101
Other payables and accrued expenses	206,485	92,645	139,237		44,133
Total liabilities	197,899,807	63,420,762	83,639,456		38,473,523

Net assets
Capital paid-in	995,086,205	550,439,741	390,298,006		217,160,325
Undistributed net investment income (loss)	17,292,092	4,488,941	6,678,988		1,106,992
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	76,895,274	56,546,546	109,020,852			(5,644,278)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	257,817,761	104,290,829	122,354,119	[a]	21,885,759	[b]
Net assets	$1,347,091,332	$715,766,057	$628,351,965		$234,508,798
Investments, including repurchase agreements, at cost	$1,272,485,137	$674,489,639	$568,725,985		$249,365,171
Foreign currency, at cost	$820,218	$99,049	$19,267,080		$960,176

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$140,961,777	$5,917,470	$155,685,151		—
Shares outstanding	9,296,439	325,986	6,405,495		—
NAV per share	$15.16	$18.15	$24.30		—

Series II
Net assets	$45,765,997	$44,086,897	$59,221,411		—
Shares outstanding	3,008,887	2,426,467	2,432,553		—
NAV per share	$15.21	$18.17	$24.35		—

Series NAV
Net assets	$1,160,363,558	$665,761,690	$413,445,403		$234,508,798
Shares outstanding	76,625,104	36,630,822	17,040,755		17,711,901
NAV per share	$15.14	$18.17	$24.26		$13.24

a	Net of deferred foreign withholding taxes of $655,447 for International Small Cap.
b	Net of deferred foreign withholding taxes of $12,921 for International Small Company.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	International Value	Large Cap	Large Cap Value	Managed
Investments, at value	$1,609,445,566	$200,113,544	$535,225,706	$1,709,761,634
Securities loaned, at value	141,865,118	13,297,876	36,503,956	71,533,187
Repurchase agreements, at value	1,010,000	9,955,000	1,327,000	25,984,000
Total investments, at value	1,752,320,684	223,366,420	573,056,662	1,807,278,821
Cash	583	262	728	126
Foreign currency, at value	20,328,746	—	—	—
Cash segregated for futures contracts	—	—	—	1,000,000
Receivable for investments sold	—	541,421	—	—
Receivable for fund shares sold	1,063,547	1,381,148	895,977	—
Dividends and interest receivable	1,519,575	250,523	637,568	6,435,397
Receivable due from adviser	54,082	1,710	5,048	—
Other assets	5,192	587	2,039	9,151
Total assets	1,775,292,409	225,542,071	574,598,022	1,814,723,495

Liabilities
Payable for investments purchased	24,871	674,164	—	—
Payable for delayed delivery securities purchased	—	—	—	117,706,251
Payable for fund shares repurchased	783,790	675	90,892	341,572
Payable upon return of securities loaned	148,273,436	13,594,750	37,465,648	72,625,991
Payable for futures variation margin	—	18,900	—	29,700
Payable to affiliates
Fund administration fees	31,219	4,265	12,149	37,342
Trustees’ fees	11,767	1,420	4,300	14,788
Investment management fees	—	—	—	6,321
Other payables and accrued expenses	258,644	34,927	194,703	616,101
Total liabilities	149,383,727	14,329,101	37,767,692	191,378,066

Net assets
Capital paid-in	1,093,317,546	179,220,643	458,657,920	1,536,089,199
Undistributed net investment income (loss)	37,483,118	1,690,436	2,608,793	44,682,641
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	165,531,236	8,512,777	16,671,071	(25,502,707)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	329,576,782	21,789,114	58,892,546	68,076,296
Net assets	$1,625,908,682	$211,212,970	$536,830,330	$1,623,345,429
Investments, including repurchase agreements, at cost	$1,422,841,863	$201,574,011	$514,164,116	$1,739,235,920
Foreign currency, at cost	$20,255,823	—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$453,061,456	$598,444	$87,380,154	—
Shares outstanding	23,380,727	38,030	3,788,283	—
NAV per share	$19.38	$15.74	$23.07	—

Series II
Net assets	$251,588,491	$1,883,078	$63,356,574	—
Shares outstanding	13,033,123	120,233	2,759,913	—
NAV per share	$19.30	$15.66	$22.96	—

Series NAV
Net assets	$921,258,735	$208,731,448	$386,093,602	$1,623,345,429
Shares outstanding	47,702,443	13,293,834	16,722,977	120,927,750
NAV per share	$19.31	$15.70	$23.09	$13.42

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Mid Cap Stock	Mid Cap Value	Mid Cap Value Equity	Mid Value
Investments, at value	$1,010,470,083	$489,123,688	$113,142,995	$188,274,386
Securities loaned, at value	183,717,765	65,601,123	16,685,887	41,740,576
Repurchase agreements, at value	12,100,000	14,765,000	—	1,743,000
Total investments, at value	1,206,287,848	569,489,811	129,828,882	231,757,962
Cash	81,015	181	12,625	204
Foreign currency, at value	—	—	1,937	—
Receivable for investments sold	139,950	2,993,936	—	699,772
Receivable for fund shares sold	443,610	25,499	22,693	89,486
Dividends and interest receivable	440,197	652,764	197,312	181,980
Receivable due from adviser	9,667	7,791	—	10
Other assets	3,860	2,432	394	704
Total assets	1,207,406,147	573,172,414	130,063,843	232,730,118

Liabilities
Payable for investments purchased	2,138,827	104,479	432,081	482,635
Payable for fund shares repurchased	129,343	191,519	—	33,771
Payable upon return of securities loaned	188,108,110	67,457,316	17,101,281	42,817,143
Payable to affiliates
Fund administration fees	20,858	9,517	4,298	3,873
Trustees’ fees	8,164	4,350	1,013	1,461
Other payables and accrued expenses	147,258	60,695	36,302	38,970
Total liabilities	190,552,560	67,827,876	17,574,975	43,377,853

Net assets
Capital paid-in	744,401,195	339,637,542	107,052,610	140,507,677
Undistributed net investment income (loss)	43,974	2,891,417	627,381	1,216,332
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	125,343,552	67,161,755	(600,971)	21,718,348
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	147,064,866	95,653,824	5,409,848	25,909,908
Net assets	$1,016,853,587	$505,344,538	$112,488,868	$189,352,265
Investments, including repurchase agreements, at cost	$1,059,222,916	$473,835,987	$124,419,024	$205,848,054
Foreign currency, at cost	—	—	$1,947	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$360,587,198	$264,270,266	—	$5,861,373
Shares outstanding	21,242,581	15,049,101	—	428,623
NAV per share	$16.97	$17.56	—	$13.67

Series II
Net assets	$182,812,841	$216,121,661	—	$16,630,100
Shares outstanding	10,868,240	12,360,943	—	1,219,292
NAV per share	$16.82	$17.48	—	$13.64

Series NAV
Net assets	$473,453,548	$24,952,611	$112,488,868	$166,860,791
Shares outstanding	27,839,976	1,421,544	8,607,421	12,222,059
NAV per share	$17.01	$17.55	$13.07	$13.65

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Money Market	Money Market B	Natural Resources	Overseas Equity
Investments, at value	$2,669,929,636	$490,196,369	$1,049,568,547	$520,050,059
Securities loaned, at value	—	—	70,544,056	128,401,681
Repurchase agreements, at value	—	—	31,000,000	9,118,000
Total investments, at value	2,669,929,636	490,196,369	1,151,112,603	657,569,740
Cash	11	2,126	52,137	823
Foreign currency, at value	—	—	127,905	12,800
Receivable for investments sold	—	—	—	225,258
Receivable for fund shares sold	120,871	—	1,608,673	78,108
Dividends and interest receivable	—	—	1,126,851	363,329
Receivable due from adviser	6,871	95,037	13,554	10
Other assets	8,787	1,802	3,220	5,685
Total assets	2,670,066,176	490,295,334	1,154,044,943	658,255,753

Liabilities
Payable for investments purchased	—	—	—	644,860
Payable for forward foreign currency exchange contracts	—	—	—	89,919
Payable for fund shares repurchased	13,177,833	10,074,691	—	79,818
Payable upon return of securities loaned	—	—	72,070,439	134,929,806
Distributions payable	1,021,482	193,204	—	—
Payable to affiliates
Fund administration fees	67,859	12,348	23,628	12,827
Trustees’ fees	23,238	4,310	8,075	3,743
Other payables and accrued expenses	293,033	284,030	130,702	260,288
Total liabilities	14,583,445	10,568,583	72,232,844	136,021,261

Net assets
Capital paid-in	2,655,351,554	479,725,382	662,143,194	434,749,961
Undistributed net investment income (loss)	131,177	34,492	8,962,713	5,925,465
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	—	(33,123)	95,645,263	(5,710,507)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	—	—	315,060,929	87,269,573
Net assets	$2,655,482,731	$479,726,751	$1,081,812,099	$522,234,492
Investments, including repurchase agreements, at cost	$2,669,929,636	$490,196,369	$836,049,790	$570,214,787
Foreign currency, at cost	—	—	$128,500	$12,831

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$2,316,366,327	—	$18,799,095	$3,706,200
Shares outstanding	231,636,634	—	590,695	256,057
NAV per share	$10.00	—	$31.83	$14.47

Series II
Net assets	$339,116,404	—	$236,575,127	$7,640,060
Shares outstanding	33,911,642	—	7,488,784	530,657
NAV per share	$10.00	—	$31.59	$14.40

Series NAV
Net assets	—	$479,726,751	$826,437,877	$510,888,232
Shares outstanding	—	479,725,297	26,069,687	35,572,710
NAV per share	—	$1.00	$31.70	$14.36

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Pacific Rim		Quantitative All Cap	Quantitative Mid Cap	Quantitative Value
Investments, at value	$178,003,891		$311,331,243	$38,548,456	$513,262,776
Securities loaned, at value	41,248,984		57,515,186	—	41,007,409
Total investments, at value	219,252,875		368,846,429	38,548,456	554,270,185
Cash	—		84,073	4,181	3,385
Foreign currency, at value	795,157		—	—	—
Receivable for investments sold	352,762		3,297,311	1,141,583	83,481,469
Receivable for fund shares sold	5,140		7,582	4,793	814,222
Dividends receivable	66,306		253,883	38,271	493,805
Receivable due from adviser	1,008		977	1,590	6,760
Other assets	749		1,167	199	938
Total assets	220,473,997		372,491,422	39,739,073	639,070,764

Liabilities
Due to custodian	1,401,459		—	—	—
Capital gains withholding tax	37,272		—	—	—
Payable for investments purchased	376,195		2,118,346	2,056,864	78,039,711
Payable for fund shares repurchased	216,002		3,651,163	8,421	—
Payable upon return of securities loaned	43,392,531		58,923,208	—	41,993,069
Payable to affiliates
Fund administration fees	4,358		6,360	872	9,498
Trustees’ fees	1,619		2,526	359	2,856
Other payables and accrued expenses	52,845		49,344	28,264	52,742
Total liabilities	45,482,281		64,750,947	2,094,780	120,097,876

Net assets
Capital paid-in	123,103,419		263,266,736	31,896,383	450,493,344
Undistributed net investment income (loss)	656,961		—	—	5,224,036
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	15,619,210		10,386,396	2,395,196	33,729,963
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	35,612,126	[a]	34,087,343	3,352,714	29,525,545
Net assets	$174,991,716		$307,740,475	$37,644,293	$518,972,888
Investments, including repurchase agreements, at cost	$183,604,741		$334,758,962	$35,195,740	$524,744,504
Foreign currency, at cost	$793,970		—	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$123,862,873		$300,912,142	$13,130,779	$621,782
Shares outstanding	9,501,965		17,336,142	1,216,302	40,798
NAV per share	$13.04		$17.36	$10.80	$15.24

Series II
Net assets	$43,680,844		$6,483,090	$10,812,700	$5,326,829
Shares outstanding	3,363,552		374,036	1,014,875	348,623
NAV per share	$12.99		$17.33	$10.65	$15.28

Series NAV
Net assets	$7,447,999		$345,243	$13,700,814	$513,024,277
Shares outstanding	568,627		19,828	1,267,383	33,646,164
NAV per share	$13.10		$17.41	$10.81	$15.25

a	Net of deferred foreign withholding taxes of $37,272 for Pacific Rim.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Real Estate Equity	Real Estate Securities	Science & Technology	Small Cap
Investments, at value	$310,157,218	$914,406,949	$400,891,371	$224,053,211
Securities loaned, at value	31,488,348	64,669,392	48,382,856	57,383,367
Repurchase agreements, at value	276,000	—	7,583,000	9,811,000
Total investments, at value	341,921,566	979,076,341	456,857,227	291,247,578
Cash	973	—	1,075	495
Foreign currency, at value	—	—	85,646	—
Receivable for investments sold	3,187,438	9,758,674	3,712,664	623,456
Receivable for fund shares sold	—	399,927	29,207	382,310
Dividends and interest receivable	1,629,562	4,504,632	91,144	14,723
Receivable due from adviser	—	12,755	1,180	3,050
Other assets	1,216	5,279	1,741	693
Total assets	346,740,755	993,757,608	460,779,884	292,272,305

Liabilities
Due to custodian	—	7,106,344	—	—
Payable for investments purchased	1,812,690	1,247,585	1,818,090	361,366
Payable for fund shares repurchased	217,030	—	366,796	754
Payable upon return of securities loaned	32,182,526	66,158,664	49,737,042	58,835,154
Payable to affiliates
Fund administration fees	13,459	12,544	7,716	4,764
Trustees’ fees	3,145	7,400	3,400	1,617
Other payables and accrued expenses	45,241	201,472	73,937	37,256
Total liabilities	34,274,091	74,734,009	52,006,981	59,240,911

Net assets
Capital paid-in	255,065,689	435,471,386	1,379,964,684	208,662,418
Undistributed net investment income (loss)	2,717,992	14,325,760	—	—
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	12,778,087	255,763,882	(1,004,383,152)	1,973,290
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	41,904,896	213,462,571	33,191,371	22,395,686
Net assets	$312,466,664	$919,023,599	$408,772,903	$233,031,394
Investments, including repurchase agreements, at cost	$300,016,670	$765,613,770	$423,653,573	$268,851,892
Foreign currency, at cost	—	—	$86,287	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	—	$313,157,760	$347,019,192	$1,193,950
Shares outstanding	—	11,331,507	27,933,105	84,475
NAV per share	—	$27.64	$12.42	$14.13

Series II
Net assets	—	$169,186,202	$60,642,067	$1,369,640
Shares outstanding	—	6,132,686	4,910,083	97,083
NAV per share	—	$27.59	$12.35	$14.11

Series NAV
Net assets	$312,466,664	$436,679,637	$1,111,644	$230,467,804
Shares outstanding	20,573,470	15,830,749	89,356	16,287,367
NAV per share	$15.19	$27.58	$12.44	$14.15

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Small Cap Growth	Small Cap Opportunities	Small Cap Value	Small Company
Investments, at value	$291,587,725	$443,525,032	$417,249,570	$64,394,836
Securities loaned, at value	74,070,860	114,204,479	104,637,727	—
Repurchase agreements, at value	5,149,000	14,449,000	4,835,000	140,000
Total investments, at value	370,807,585	572,178,511	526,722,297	64,534,836
Cash	287	—	20	246
Receivable for investments sold	1,452,670	1,305,993	1,100,406	36,232
Receivable for fund shares sold	114,448	138	—	7,828
Dividends and interest receivable	39,493	1,566,291	783,406	49,120
Receivable due from adviser	6	5,707	—	1,266
Other assets	1,253	1,753	1,284	274
Total assets	372,415,742	575,058,393	528,607,413	64,629,802

Liabilities
Payable for investments purchased	909,684	789,565	284,015	—
Payable for fund shares repurchased	131,900	77,276	251,459	14,393
Payable upon return of securities loaned	75,810,860	116,962,261	107,208,690	—
Payable to affiliates
Fund administration fees	6,460	13,969	7,337	1,482
Trustees’ fees	2,451	3,658	2,894	569
Other payables and accrued fees	32,904	64,665	59,550	34,661
Total liabilities	76,894,259	117,911,394	107,813,945	51,105

Net assets
Capital paid-in	302,591,628	369,875,171	324,122,182	56,876,744
Undistributed net investment income (loss)	—	5,136,942	1,833,805	—
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(40,833,668)	8,751,564	43,000,141	1,799,676
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	33,763,523	73,383,322	51,837,340	5,902,277
Net assets	$295,521,483	$457,146,999	$420,793,468	$64,578,697
Investments, including repurchase agreements, at cost	$337,044,062	$498,794,981	$474,884,957	$58,632,559

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$23,492,774	$109,579,556	$74,063,531	$3,557,900
Shares outstanding	2,037,719	4,491,191	3,598,609	245,230
NAV per share	$11.53	$24.40	$20.58	$14.51

Series II
Net assets	$31,168,499	$75,692,402	$69,018,153	$8,239,917
Shares outstanding	2,714,616	3,119,548	3,366,110	571,371
NAV per share	$11.48	$24.26	$20.50	$14.42

Series NAV
Net assets	$240,860,210	$271,875,041	$277,711,784	$52,780,880
Shares outstanding	20,874,687	11,199,024	13,500,371	3,633,979
NAV per share	$11.54	$24.28	$20.57	$14.52

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Small Company Growth	Small Company Value	Special Value	Spectrum Income
Investments, at value	$103,215,393	$705,913,310	$116,863,959	$861,819,359
Securities loaned, at value	26,447,328	174,958,150	11,819,881	91,322,158
Repurchase agreements, at value	2,650,000	2,052,000	12,054,000	4,563,000
Total investments, at value	132,312,721	882,923,460	140,737,840	957,704,517
Cash	112	1,808	172	2,820
Foreign currency, at value	—	—	—	365,288
Cash segregated for futures contracts	—	—	—	60,000
Receivable for investments sold	748,367	2,742,505	585,105	570,408
Receivable for delayed delivery securities sold	—	—	—	5,424,308
Receivable for forward foreign currency exchange contracts	—	—	—	385,435
Receivable for fund shares sold	235,352	67,485	28,948	101,288
Dividends and interest receivable	35,119	794,469	173,230	10,027,971
Receivable for futures variation margin	—	—	—	42,963
Receivable due from adviser	—	11,497	1,392	17
Other assets	283	2,824	292	2,503
Total assets	133,331,954	886,544,048	141,526,979	974,687,518

Liabilities
Payable for investments purchased	—	3,451,082	2,024,844	4,776,901
Payable for delayed delivery securities	—	—	—	8,552,382
Payable for forward foreign currency exchange contracts	—	—	—	1,004,837
Payable for fund shares repurchased	—	178,025	8,522	—
Payable upon return of securities loaned	27,084,445	179,312,094	12,125,235	93,307,528
Payable to affiliates
Fund administration fees	2,150	15,529	2,575	18,503
Trustees’ fees	701	5,800	873	6,148
Investment management fees	60,905	—	—	—
Other payables and accrued expenses	34,065	90,334	30,377	164,250
Total liabilities	27,182,266	183,052,864	14,192,426	107,830,549

Net assets
Capital paid-in	92,412,034	438,959,004	113,949,516	806,244,041
Undistributed net investment income (loss)	—	880,526	378,262	31,686,261
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	2,250,152	49,745,863	2,247,762	1,270,449
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	11,487,502	213,905,791	10,759,013	27,656,218
Net assets	$106,149,688	$703,491,184	$127,334,553	$866,856,969
Investments, including repurchase agreements, at cost	$120,825,218	$669,017,669	$129,978,827	$929,475,839
Foreign currency, at cost	—	—	—	$364,628

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	—	$274,561,312	$874,621	—
Shares outstanding	—	12,542,788	44,474	—
NAV per share	—	$21.89	$19.67	—

Series II
Net assets	—	$194,782,547	$6,958,674	—
Shares outstanding	—	8,950,584	356,812	—
NAV per share	—	$21.76	$19.50	—

Series NAV
Net assets	$106,149,688	$234,147,325	$119,501,258	$866,856,969
Shares outstanding	7,025,763	10,712,479	6,075,045	63,619,685
NAV per share	$15.11	$21.86	$19.67	$13.63

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Strategic Opportunities	U.S. Core	U.S. Global Leaders Growth	U.S. Large Cap
Investments, at value	$412,506,089	$1,005,418,417	$636,421,884	$945,511,332
Securities loaned, at value	12,884,790	42,886,849	3,678,212	46,871,198
Repurchase agreements, at value	6,188,000	13,100,000	11,239,000	13,560,000
Total investments, at value	431,578,879	1,061,405,266	651,339,096	1,005,942,530
Cash	—	1,177,186	289	872
Receivable for investments sold	1,106,093	—	—	533,638
Receivable for fund shares sold	6,103	4,800	1,318,702	823,962
Dividends and interest receivable	354,739	1,312,242	898,561	1,213,631
Receivable due from adviser	9	10,907	5,035	20
Other assets	1,924	4,672	2,412	2,500
Total assets	433,047,747	1,063,915,073	653,564,095	1,008,517,153

Liabilities
Due to custodian	545,904	—	—	—
Payable for investments purchased	550,532	—	—	533,932
Payable for fund shares repurchased	372,755	1,631,275	16,457	871,831
Payable upon return of securities loaned	13,168,150	43,927,933	3,759,488	48,040,051
Payable for futures variation margin	—	14,430	—	—
Payable to affiliates
Fund administration fees	9,050	21,170	13,300	23,053
Trustees’ fees	3,670	8,934	4,536	7,302
Other payables and accrued expenses	82,887	138,317	80,743	160,348
Total liabilities	14,732,948	45,742,059	3,874,524	49,636,517

Net assets
Capital paid-in	869,034,950	917,812,699	627,999,748	1,001,683,488
Undistributed net investment income (loss)	1,934,653	11,104,270	3,082,405	5,294,339
Accumulated undistributed net realized gain (loss) on investments, futures contracts and foreign currency transactions	(456,538,857)	18,124,330	(8,983,160)	(155,502,884)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	3,884,053	71,131,715	27,590,578	107,405,693
Net assets	$418,314,799	$1,018,173,014	$649,689,571	$958,880,636
Investments, including repurchase agreements, at cost	$427,694,817	$990,287,212	$623,748,518	$898,536,837

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$392,938,748	$926,597,664	$35,773,910	$443,201,524
Shares outstanding	29,342,247	42,813,932	2,720,724	27,306,364
NAV per share	$13.39	$21.64	$13.15	$16.23

Series II
Net assets	$24,608,242	$90,134,689	$29,616,310	$113,669,207
Shares outstanding	1,845,005	4,187,271	2,256,796	7,031,900
NAV per share	$13.34	$21.53	$13.12	$16.16

Series NAV
Net assets	$767,809	$1,440,661	$584,299,351	$402,009,905
Shares outstanding	57,270	66,507	44,407,154	24,809,917
NAV per share	$13.41	$21.66	$13.16	$16.20

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	U.S. Multi Sector	Utilities	Value	Value & Restructuring
Investments, at value	$1,315,526,818	$205,862,301	$353,470,571	$333,312,533
Securities loaned, at value	83,904,815	17,064,461	—	51,471,003
Repurchase agreements, at value	86,171,000	—	—	8,965,000
Total investments, at value	1,485,602,633	222,926,762	353,470,571	393,748,536
Cash	94	2,530	14,037	500
Foreign currency, at value	—	4,329	—	—
Cash segregated for futures contracts	3,300,000	—	—	—
Receivable for investments sold	—	3,374,232	378,664	—
Receivable for forward foreign currency exchange contracts	—	30,030	—	—
Receivable for fund shares sold	3,306,449	14,723	294,807	44,826
Dividends and interest receivable	1,775,607	322,069	274,384	633,029
Receivable due from adviser	27	645	—	—
Other assets	4,002	536	1,316	696
Total assets	1,493,988,812	226,675,856	354,433,779	394,427,587

Liabilities
Payable for investments purchased	—	1,884,236	910,557	4,241,620
Payable for forward foreign currency exchange contracts	—	76,255	—	—
Payable for fund shares repurchased	—	196,900	179,574	—
Payable upon return of securities loaned	85,934,446	17,614,760	—	52,752,791
Payable for futures variation margin	248,400	—	—	—
Payable to affiliates
Fund administration fees	28,765	3,633	7,029	7,708
Trustees’ fees	9,613	1,347	2,683	2,277
Other payables and accrued expenses	128,284	35,099	49,202	42,483
Total liabilities	86,349,508	19,812,230	1,149,045	57,046,879

Net assets
Capital paid-in	1,287,635,242	148,707,126	253,428,011	297,666,836
Undistributed net investment income (loss)	11,876,626	2,306,788	2,572,969	3,014,410
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written and foreign currency transactions	20,399,932	21,316,237	38,402,996	1,062,020
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	87,727,504	34,533,475	58,880,758	35,637,442
Net assets	$1,407,639,304	$206,863,626	$353,284,734	$337,380,708
Investments, including repurchase agreements, at cost	$1,398,123,272	$188,346,189	$294,589,813	$358,110,483
Foreign currency, at cost	—	$4,349	—	—

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	—	$133,945,101	$290,017,236	—
Shares outstanding	—	9,138,734	12,766,938	—
NAV per share	—	$14.66	$22.72	—

Series II
Net assets	—	$66,147,071	$59,051,247	—
Shares outstanding	—	4,543,939	2,611,066	—
NAV per share	—	$14.56	$22.62	—

Series NAV
Net assets	$1,407,639,304	$6,771,454	$4,216,251	$337,380,708
Shares outstanding	100,530,499	462,151	185,589	22,279,968
NAV per share	$14.00	$14.65	$22.72	$15.14

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Vista
Investments, at value	$115,375,773
Securities loaned, at value	22,590,376
Repurchase agreements, at value	4,843,000
Total investments, at value	142,809,149
Cash	50
Receivable for fund shares sold	22,302
Receivable for forward foreign currency exchange contracts	3,657
Dividends and interest receivable	22,319
Receivable due from adviser	2
Other assets	331
Total assets	142,857,810

Liabilities
Payable for forward foreign currency exchange contracts	23,089
Payable upon return of securities loaned	23,110,457
Payable to affiliates
Fund administration fees	2,397
Trustees’ fees	799
Other payables and accrued expenses	29,355
Total liabilities	23,166,097

Net assets
Capital paid-in	107,602,977
Undistributed net investment income (loss)	19,432
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions	(1,829,070)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	13,898,374
Net assets	$119,691,713
Investments, including repurchase agreements, at cost	$128,891,342

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series NAV
Net assets	$119,691,713
Shares outstanding	8,392,733
NAV per share	$14.26

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	All Cap Core	All Cap Growth	All Cap Value[a]	American Blue Chip Income and Growth
Dividends	$7,221,456	$3,432,607	$5,121,985	—
Interest	1,891,438	384,227	467,603	—
Income distributions received from underlying funds	—	—	—	$2,350,683
Securities lending	41,396	74,555	31,000	—
Less foreign taxes withheld	—	(52,860)	(20,609)	—
Total investment income	9,154,290	3,838,529	5,599,979	2,350,683

Expenses
Investment management fees (Note 3)	3,511,233	3,333,426	2,577,916	—
Series I distribution and service fees (Note 3)	109,771	133,181	34,807	36,562
Series II distribution and service fees (Note 3)	28,320	81,194	168,148	953,635
Series III distribution and service fees (Note 3)	—	—	1,972	—
Transfer agent fees for Series III (Note 3)	—	—	2,948	—
Blue sky fees for Series III (Note 3)	—	—	1,835	—
Fund administration fees (Note 3)	35,712	37,033	28,197	17,969
Audit and legal fees	29,236	29,086	26,506	17,258
Printing and postage fees (Note 3)	42,719	49,369	36,060	22,427
Custodian fees	54,926	76,374	40,804	12,648
Trustees’ fees (Note 4)	6,539	6,003	4,658	3,168
Registration and filing fees	4,767	3,264	2,293	2,029
Miscellaneous	4,608	5,960	4,030	2,502
Total expenses	3,827,831	3,754,890	2,930,174	1,068,198
Less: expense reductions (Note 3)	(1,219)	(807)	(5,510)	—
Net expenses	3,826,612	3,754,083	2,924,664	1,068,198
Net investment income (loss)	5,327,678	84,446	2,675,315	1,282,485

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	20,420,939	24,182,609	18,373,617	6,848,360
Capital gain distributions received from underlying funds	—	—	—	10,630,699
Futures contracts	3,255,703	—	—	—
Foreign currency transactions	—	(3,527)	—	—
Change in net unrealized appreciation (depreciation) of
Investments	27,508,449	579,851	18,204,821	12,472,744
Futures contracts	62,139	—	—	—
Translation of assets and liabilities in foreign currencies	—	1,389	—	—
Net realized and unrealized gain (loss)	51,247,230	24,760,322	36,578,438	29,951,803

Increase (decrease) in net assets from operations	$56,574,908	$24,844,768	$39,253,753	$31,234,288

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	American Bond	American Growth	American Growth-Income	American International
Income distributions received from underlying funds	$13,106,329	$11,924,681	$18,030,460	$15,336,400
Total investment income	13,106,329	11,924,681	18,030,460	15,336,400

Expenses
Series I distribution and service fees (Note 3)	2,642	251,597	56,258	187,188
Series II distribution and service fees (Note 3)	1,736,795	6,544,854	5,230,937	3,922,835
Fund administration fees (Note 3)	26,791	119,124	90,739	70,745
Audit and legal fees	18,727	34,322	29,177	26,049
Printing and postage fees (Note 3)	30,614	139,981	106,904	81,454
Custodian fees	12,533	15,561	14,702	13,898
Trustees’ fees (Note 4)	5,363	21,717	16,521	13,083
Registration and filing fees	4,453	15,553	11,786	9,629
Miscellaneous	2,302	15,915	11,837	8,893
Total expenses	1,840,220	7,158,624	5,568,861	4,333,774
Net investment income (loss)	11,266,109	4,766,057	12,461,599	11,002,626

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	27,944	15,892,551	6,826,250	18,397,580
Capital gain distributions received from underlying funds	—	8,447,295	24,906,616	7,517,590
Change in net unrealized appreciation (depreciation) of
Investments	13,613,457	101,307,125	104,718,891	106,320,505
Net realized and unrealized gain (loss)	13,641,401	125,646,971	136,451,757	132,235,675

Increase (decrease) in net assets from operations	$24,907,510	$130,413,028	$148,913,356	$143,238,301

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Blue Chip Growth[a]	Capital Appreciation	Classic Value	Core Equity
Dividends	$33,615,184	$5,881,938	$1,133,514	$3,801,949
Interest	1,025,245	816,048	99,564	282,467
Securities lending	643,817	323,223	172	20,519
Less foreign taxes withheld	(379,142)	(136,406)	(6,028)	—
Total investment income	34,905,104	6,884,803	1,227,222	4,104,935

Expenses
Investment management fees (Note 3)	20,437,439	5,518,609	446,939	3,744,021
Series I distribution and service fees (Note 3)	352,764	99,182	10,238	798
Series II distribution and service fees (Note 3)	442,954	230,187	68,429	132,964
Series III distribution and service fees (Note 3)	2,232	—	—	—
Transfer agent fees for Series III (Note 3)	3,327	—	—	—
Blue sky fees for Series III (Note 3)	2,005	—	—	—
Fund administration fees (Note 3)	162,067	33,803	4,012	43,072
Audit and legal fees	30,819	95,086	22,394	28,563
Printing and postage fees (Note 3)	86,172	11,356	4,557	52,519
Custodian fees	260,162	63,913	14,763	76,335
Trustees’ fees (Note 4)	42,289	9,592	752	7,389
Registration and filing fees	22,961	1,453	559	4,055
Miscellaneous	32,669	18,576	14,968	7,465
Total expenses	21,877,860	6,081,757	587,611	4,097,181
Less: expense reductions (Note 3)	(494,620)	(2,020)	(174)	(1,059)
Net expenses	21,383,240	6,079,737	587,437	4,096,122
Net investment income (loss)	13,521,864	805,066	639,785	8,813

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	82,754,912	17,385,370	3,004,523	23,060,767
Foreign currency transactions	(177,172)	(482)	—	(14,241)
Change in net unrealized appreciation (depreciation) of
Investments	144,827,416	5,313	5,974,567	13,052,324
Translation of assets and liabilities in foreign currencies	6,473	—	—	(31)
Net realized and unrealized gain (loss)	227,411,629	17,390,201	8,979,090	36,098,819

Increase (decrease) in net assets from operations	$240,933,493	$18,195,267	$9,618,875	$36,107,632

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Dynamic Growth	Emerging Growth[a]	Emerging Small Company[a]	Equity- Income[a]
Dividends	$414,968	$68,324	$1,230,599	$52,518,264
Interest	101,191	79,701	76,329	5,045,326
Securities lending	37,226	—	265,638	239,706
Less foreign taxes withheld	(23)	—	(1,733)	(376,892)
Total investment income	553,362	148,025	1,570,833	57,426,404

Expenses
Investment management fees (Note 3)	1,518,209	230,647	3,014,440	18,788,587
Series I distribution and service fees (Note 3)	62,446	874	121,957	412,172
Series II distribution and service fees (Note 3)	97,842	34,083	157,246	759,763
Series III distribution and service fees (Note 3)	—	502	352	1,356
Transfer agent fees for Series III (Note 3)	—	886	623	2,325
Blue sky fees for Series III (Note 3)	—	1,628	1,594	1,798
Fund administration fees (Note 3)	15,464	3,735	30,055	206,951
Audit and legal fees	24,773	72,927	28,625	35,234
Printing and postage fees (Note 3)	19,294	87,864	40,300	216,636
Custodian fees	21,346	12,418	41,117	246,403
Trustees’ fees (Note 4)	2,686	406	4,892	39,168
Registration and filing fees	1,627	413	2,719	22,355
Miscellaneous	2,855	2,764	13,908	47,580
Total expenses	1,766,542	449,147	3,457,828	20,780,328
Less: expense reductions (Note 3)	(313)	(39,974)	(2,777)	(453,535)
Net expenses	1,766,229	409,173	3,455,051	20,326,793
Net investment income (loss)	(1,212,867)	(261,148)	(1,884,218)	37,099,611

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	18,035,876	5,823,894	51,630,722	135,363,660
Foreign currency transactions	—	—	—	(28,223)
Change in net unrealized appreciation (depreciation) of
Investments	(641,830)	(3,065,630)	(41,940,274)	237,993,768
Translation of assets and liabilities in foreign currencies	—	—	2	2,195
Net realized and unrealized gain (loss)	17,394,046	2,758,264	9,690,450	373,331,400

Increase (decrease) in net assets from operations	$16,181,179	$2,497,116	$7,806,232	$410,431,011

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Financial Services[a]	Fundamental Value[a]	Global[a]	Global Allocation
Dividends	$1,923,598	$15,664,748	$9,978,135	$3,093,726
Interest	189,148	2,225,274	361,381	3,509,337
Securities lending	259,801	39,155	247,852	41,959
Less foreign taxes withheld	(638)	(76,792)	(581,146)	(85,445)
Total investment income	2,371,909	17,852,385	10,006,222	6,559,577

Expenses
Investment management fees (Note 3)	1,303,334	7,939,119	3,178,108	1,999,123
Series I distribution and service fees (Note 3)	29,275	98,124	174,395	43,401
Series II distribution and service fees (Note 3)	119,789	783,071	95,981	368,942
Series III distribution and service fees (Note 3)	376	2,103	424	—
Transfer agent fees for Series III (Note 3)	695	3,255	770	—
Blue sky fees for Series III (Note 3)	1,629	1,843	1,628	—
Fund administration fees (Note 3)	13,657	91,526	35,295	20,073
Audit and legal fees	23,526	37,769	29,018	25,276
Printing and postage fees (Note 3)	8,534	110,566	44,581	25,499
Custodian fees	10,589	167,434	411,968	209,628
Trustees’ fees (Note 4)	2,173	16,037	6,179	3,585
Registration and filing fees	1,441	10,076	4,108	2,449
Miscellaneous	4,146	14,276	17,111	2,980
Total expenses	1,519,164	9,275,199	3,999,566	2,700,956
Less: expense reductions (Note 3)	(2,713)	(7,473)	(72,864)	(573)
Net expenses	1,516,451	9,267,726	3,926,702	2,700,383
Net investment income (loss)	855,458	8,584,659	6,079,520	3,859,194

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	3,733,579	36,510,020	27,873,203	12,548,847
Futures contracts	—	—	—	(201,332)
Foreign currency transactions	—	(3,250)	(82,193)	1,039,439
Change in net unrealized appreciation (depreciation) of
Investments	29,601,785	102,644,009	37,964,229	14,155,171
Futures contracts	—	—	—	(216,879)
Translation of assets and liabilities in foreign currencies	—	3,064	6,153	(709,468)
Net realized and unrealized gain (loss)	33,335,364	139,153,843	65,761,392	26,615,778

Increase (decrease) in net assets from operations	$34,190,822	$147,738,502	$71,840,912	$30,474,972

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Global Real Estate[a]	Growth & Income	Health Sciences[b]	Income & Value
Dividends	$7,533,330	$35,195,361	$921,065	$6,198,957
Interest	177,692	256,842	90,899	11,077,751
Securities lending	74,004	277,278	—	72,747
Less foreign taxes withheld	(561,116)	(99,295)	(42,638)	(78,983)
Total investment income	7,223,910	35,630,186	969,326	17,270,472

Expenses
Investment management fees (Note 3)	2,312,528	14,336,120	2,578,376	4,803,533
Series I distribution and service fees (Note 3)	—	—	66,095	250,213
Series II distribution and service fees (Note 3)	—	—	205,558	263,271
Series III distribution and service fees (Note 3)	—	—	901	—
Transfer agent fees for Series III (Note 3)	—	—	1,511	—
Blue sky fees for Series III (Note 3)	—	—	1,672	—
Fund administration fees (Note 3)	26,966	22,215	22,266	56,421
Audit and legal fees	24,171	24,842	24,334	33,239
Printing and postage fees (Note 3)	32,528	—	26,691	73,510
Custodian fees	246,152	20,319	140,014	205,323
Trustees’ fees (Note 4)	5,587	36,323	3,970	9,685
Registration and filing fees	5,046	6,430	2,597	6,391
Miscellaneous	3,690	34,718	10,625	12,874
Total expenses	2,656,668	14,480,967	3,084,610	5,714,460
Less: expense reductions (Note 3)	(838)	(4,306)	(81,975)	(1,213)
Net expenses	2,655,830	14,476,661	3,002,635	5,713,247
Net investment income (loss)	4,568,080	21,153,525	(2,033,309)	11,557,225

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	8,478,329	200,345,554	21,167,188	35,277,689
Options	—	—	6,284,149	—
Foreign currency transactions	2,195,146	—	(29,815)	(16,883)
Change in net unrealized appreciation (depreciation) of
Investments	65,537,176	30,185,588	(6,204,805)	3,427,798
Options	—	—	(467,886)	—
Translation of assets and liabilities in foreign currencies	(447,101)	—	1,869	(10,887)
Net realized and unrealized gain (loss)	75,763,550	230,531,142	20,750,700	38,677,717

Increase (decrease) in net assets from operations	$80,331,630	$251,684,667	$18,717,391	$50,234,942

a	Period from 4-28-06 (commencement of operations) to 12-31-06.
b	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	International Core	International Opportunities	International Small Cap[a]	International Small Company[d]
Dividends	$31,640,861	$8,310,138	$14,145,500	$2,580,684
Interest	1,958,021	780,685	1,558,012	101,709
Securities lending	1,300,763	247,438	450,363	185,383
Less foreign taxes withheld	(2,413,671)	(597,048)	(1,533,580)	(130,988)
Total investment income	32,485,974	8,741,213	14,620,295	2,736,788

Expenses
Investment management fees (Note 3)	9,760,692	4,653,791	5,290,949	1,293,292
Series I distribution and service fees (Note 3)	70,656	1,309	73,819	—
Series II distribution and service fees (Note 3)	97,216	68,014	134,480	—
Series III distribution and service fees (Note 3)	—	—	297	—
Transfer agent fees for Series III (Note 3)	—	—	534	—
Blue sky fees for Series III (Note 3)	—	—	1,625	—
Fund administration fees (Note 3)	93,349	43,093	52,215	13,908
Audit and legal fees	44,668	28,853	32,056	22,317
Printing and postage fees (Note 3)	110,611	49,097	64,544	17,013
Custodian fees	833,783	460,639	930,131	120,174
Trustees’ fees (Note 4)	16,886	7,805	9,153	2,905
Registration and filing fees	11,873	4,189	5,806	2,641
Miscellaneous	13,395	6,170	9,229	3,670
Total expenses	11,053,129	5,322,960	6,604,838	1,475,920
Less: expense reductions (Note 3)	(2,642)	(1,377)	(3,386)	(458)
Net expenses	11,050,487	5,321,583	6,601,452	1,475,462
Net investment income (loss)	21,435,487	3,419,630	8,018,843	1,261,326

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	72,534,025	59,217,231	114,586,392 [b]	(5,644,278)
Futures contracts	6,448,721	—	—	—
Foreign currency transactions	(3,265,381)	(263,694)	(351,236)	(154,334)
Change in net unrealized appreciation (depreciation) of
Investments	153,866,990	53,355,585	30,049,811 [c]	21,892,094 [e]
Futures contracts	898,108	—	—	—
Translation of assets and liabilities in foreign currencies	(2,910,676)	45,830	365,163	(6,335)
Net realized and unrealized gain (loss)	227,571,787	112,354,952	144,650,130	16,087,147

Increase (decrease) in net assets from operations	$249,007,274	$115,774,582	$152,668,973	$17,348,473

a	Series III shares were terminated on 10-4-06.
b	Net of foreign taxes of $76,732 for International Small Cap.
c	Net of $608,644 increase in deferred foreign withholding taxes for International Small Cap.
d	Period from 4-28-06 (commencement of operations) to 12-31-06.
e	Net of $12,921 increase in deferred foreign withholding taxes for International Small Company.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	International Value	Large Cap	Large Cap Value	Managed
Dividends	$51,885,838	$2,808,365	$5,694,596	$20,345,157
Interest	1,469,059	258,363	142,075	34,891,020
Securities lending	1,207,409	4,182	19,540	146,005
Less foreign taxes withheld	(3,499,728)	—	—	(1,784)
Total investment income	51,062,578	3,070,910	5,856,211	55,380,398

Expenses
Investment management fees (Note 3)	11,551,657	1,301,217	2,792,932	12,129,731
Series I distribution and service fees (Note 3)	208,056	190	8,417	—
Series II distribution and service fees (Note 3)	560,070	3,253	217,966	—
Fund administration fees (Note 3)	119,967	13,909	27,761	130,846
Audit and legal fees	41,200	23,567	61,639	23,472
Printing and postage fees (Note 3)	101,872	15,883	71,143	104,101
Custodian fees	1,336,634	16,679	27,601	177,813
Trustees’ fees (Note 4)	23,732	2,498	5,014	29,660
Registration and filing fees	16,272	1,272	3,320	8,345
Miscellaneous	34,937	2,349	32,552	65,253
Total expenses	13,994,397	1,380,817	3,248,345	12,669,221
Less: expense reductions (Note 3)	(230,950)	(411)	(929)	(3,337)
Net expenses	13,763,447	1,380,406	3,247,416	12,665,884
Net investment income (loss)	37,299,131	1,690,504	2,608,795	42,714,514

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	172,235,023	8,172,807	17,334,325	31,781,583
Futures contracts	—	543,505	—	858,994
Foreign currency transactions	144,881	—	—	—
Change in net unrealized appreciation (depreciation) of
Investments	172,135,184	13,379,350	29,304,195	43,359,819
Futures contracts	—	32,390	—	319,355
Translation of assets and liabilities in foreign currencies	44,399	—	—	—
Net realized and unrealized gain (loss)	344,559,487	22,128,052	46,638,520	76,319,751

Increase (decrease) in net assets from operations	$381,858,618	$23,818,556	$49,247,315	$119,034,265

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Mid Cap Stock[a]	Mid Cap Value[a]	Mid Cap Value Equity[b]	Mid Value
Dividends	$7,968,382	$7,905,850	$1,206,474	$2,708,287
Interest	1,069,826	556,527	98,647	292,892
Securities lending	467,303	56,033	9,910	49,605
Less foreign taxes withheld	(98,540)	(8,264)	(3,036)	(2,795)
Total investment income	9,406,971	8,510,146	1,311,995	3,047,989

Expenses
Investment management fees (Note 3)	8,261,076	4,668,200	550,583	1,719,304
Series I distribution and service fees (Note 3)	185,974	136,942	—	1,292
Series II distribution and service fees (Note 3)	449,436	560,556	—	26,624
Series III distribution and service fees (Note 3)	5,951	2,227	—	—
Transfer agent fees for Series III (Note 3)	8,964	3,637	—	—
Blue sky fees for Series III (Note 3)	2,412	1,969	—	—
Fund administration fees (Note 3)	85,141	52,055	6,701	15,599
Audit and legal fees	31,813	30,786	19,915	23,650
Printing and postage fees (Note 3)	68,701	67,092	8,215	19,258
Custodian fees	125,010	78,752	41,412	70,504
Trustees’ fees (Note 4)	17,184	8,759	1,401	2,752
Registration and filing fees	11,708	5,211	1,275	1,121
Miscellaneous	85,671	8,982	835	5,959
Total expenses	9,339,041	5,625,168	630,337	1,886,063
Less: expense reductions (Note 3)	(13,444)	(6,644)	(221)	(50,223)
Net expenses	9,325,597	5,618,524	630,116	1,835,840
Net investment income (loss)	81,374	2,891,622	681,879	1,212,149

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	126,976,623	70,436,914	(655,488)	22,478,781
Foreign currency transactions	(37,591)	—	19	(580)
Change in net unrealized appreciation (depreciation) of
Investments	(2,256,570)	(13,049,165)	5,409,858	9,553,718
Translation of assets and liabilities in foreign currencies	89	—	(10)	26
Net realized and unrealized gain (loss)	124,682,551	57,387,749	4,754,379	32,031,945

Increase (decrease) in net assets from operations	$124,763,925	$60,279,371	$5,436,258	$33,244,094

a	Series III shares were terminated on 10-4-06.
b	Period from 4-28-06 (commencement of operations) to 12-31-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Money Market[a]	Money Market B	Natural Resources[a]	Overseas Equity
Dividends	—	—	$17,766,086	$10,156,977
Interest	$128,107,017	$23,599,929	1,696,442	600,573
Securities lending	—	—	623,778	329,228
Less foreign taxes withheld	—	—	(554,615)	(751,218)
Total investment income	128,107,017	23,599,929	19,531,691	10,335,560

Expenses
Investment management fees (Note 3)	12,374,716	2,413,578	9,320,274	4,024,207
Series I distribution and service fees (Note 3)	1,129,879	—	10,198	968
Series II distribution and service fees (Note 3)	844,263	—	602,112	16,958
Series III distribution and service fees (Note 3)	14,163	—	3,690	—
Transfer agent fees for Series III (Note 3)	20,401	—	5,815	—
Blue sky fees for Series III (Note 3)	3,012	—	2,026	—
Fund administration fees (Note 3)	231,597	4,021	80,542	32,685
Audit and legal fees	65,571	20,673	35,451	29,311
Printing and postage fees (Note 3)	290,011	1,117	94,164	122,808
Custodian fees	282,467	1,988	347,582	324,719
Trustees’ fees (Note 4)	43,447	8,741	14,406	6,194
Registration and filing fees	15,828	880	9,396	1,812
Miscellaneous	51,806	21,985	13,437	3,713
Total expenses	15,367,161	2,472,983	10,539,093	4,563,375
Less: expense reductions (Note 3)	(28,395)	(1,120,381)	(10,008)	(1,040)
Net expenses	15,338,766	1,352,602	10,529,085	4,562,335
Net investment income (loss)	112,768,251	22,247,327	9,002,606	5,773,225

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	233,477	53,122	99,041,254	24,164,675
Foreign currency transactions	—	—	(39,713)	128,528
Change in net unrealized appreciation (depreciation) of
Investments	—	—	76,311,667	34,345,680
Translation of assets and liabilities in foreign currencies	—	—	(1,349)	(60,366)
Net realized and unrealized gain (loss)	233,477	53,122	175,311,859	58,578,517

Increase (decrease) in net assets from operations	$113,001,728	$22,300,449	$184,314,465	$64,351,742

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Pacific Rim[a]	Quantitative All Cap[a]	Quantitative Mid Cap	Quantitative Value
Dividends	$3,536,924	$5,035,289	$385,836	$7,201,923
Interest	158,582	105,471	33,766	352,936
Securities lending	98,672	116,320	—	72,664
Less foreign taxes withheld	(314,696)	(17,991)	(216)	(10,957)
Total investment income	3,479,482	5,239,089	419,386	7,616,566

Expenses
Investment management fees (Note 3)	1,498,046	2,157,031	317,935	2,219,037
Series I distribution and service fees (Note 3)	64,488	148,943	8,088	289
Series II distribution and service fees (Note 3)	122,494	15,265	35,094	11,801
Series III distribution and service fees (Note 3)	1,100	1,978	—	—
Transfer agent fees for Series III (Note 3)	1,916	3,479	—	—
Blue sky fees for Series III (Note 3)	1,664	1,942	—	—
Fund administration fees (Note 3)	17,092	27,916	4,582	26,359
Audit and legal fees	27,623	26,535	22,545	25,837
Printing and postage fees (Note 3)	20,561	35,694	7,109	30,391
Custodian fees	296,928	42,166	19,069	42,638
Trustees’ fees (Note 4)	3,142	4,850	612	4,508
Registration and filing fees	2,233	3,229	47	2,384
Miscellaneous	18,733	12,961	3,156	6,209
Total expenses	2,076,020	2,481,989	418,237	2,369,453
Less: expense reductions (Note 3)	(3,936)	(6,050)	(76)	(952)
Net expenses	2,072,084	2,475,939	418,161	2,368,501
Net investment income (loss)	1,407,398	2,763,150	1,225	5,248,065

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	19,911,206 [b]	20,388,046	2,900,865	36,057,216
Foreign currency transactions	(317,156)	—	—	—
Change in net unrealized appreciation (depreciation) of
Investments	(4,576,035)[c]	19,920,588	(1,588,417)	24,377,957
Translation of assets and liabilities in foreign currencies	742	(124)	(2)	(136)
Net realized and unrealized gain (loss)	15,018,757	40,308,510	1,312,446	60,435,037

Increase (decrease) in net assets from operations	$16,426,155	$43,071,660	$1,313,671	$65,683,102

a	Series III shares were terminated on 10-4-06.
b	Net of foreign taxes of $25,664 Pacific Rim.
c	Net of $38,117 decrease in deferred foreign withholding taxes for Pacific Rim.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Real Estate Equity[a]	Real Estate Securities[b]	Science & Technology[b]	Small Cap
Dividends	$6,689,650	$31,097,860	$2,287,707	$579,827
Interest	394,503	433,941	602,483	191,115
Securities lending	31,886	57,533	114,019	351,962
Less foreign taxes withheld	(10,536)	(22,194)	(124,496)	—
Total investment income	7,105,503	31,567,140	2,879,713	1,122,904

Expenses
Investment management fees (Note 3)	1,640,199	7,042,742	4,457,660	1,608,652
Series I distribution and service fees (Note 3)	—	145,189	182,039	350
Series II distribution and service fees (Note 3)	—	373,102	147,662	2,941
Series III distribution and service fees (Note 3)	—	3,600	3,411	—
Transfer agent fees for Series III (Note 3)	—	5,762	4,800	—
Blue sky fees for Series III (Note 3)	—	2,138	2,074	—
Fund administration fees (Note 3)	20,918	90,979	39,655	16,388
Audit and legal fees	22,901	—	30,673	23,322
Printing and postage fees (Note 3)	25,519	71,749	51,845	19,205
Custodian fees	22,149	63,691	210,024	19,556
Trustees’ fees (Note 4)	4,360	18,495	6,799	2,780
Registration and filing fees	3,957	9,158	4,498	811
Miscellaneous	3,244	30,589	8,128	2,683
Total expenses	1,743,247	7,857,194	5,149,268	1,696,688
Less: expense reductions (Note 3)	(45,258)	(9,778)	(119,176)	(465)
Net expenses	1,697,989	7,847,416	5,030,092	1,696,223
Net investment income (loss)	5,407,514	23,719,724	(2,150,379)	(573,319)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	10,088,565	247,463,606	20,021,697	3,671,900
Foreign currency transactions	—	—	18,010	—
Change in net unrealized appreciation (depreciation) of
Investments	41,904,896	47,951,239	3,323,589	12,186,559
Translation of assets and liabilities in foreign currencies	—	—	(13,316)	—
Net realized and unrealized gain (loss)	51,993,461	295,414,845	23,349,980	15,858,459

Increase (decrease) in net assets from operations	$57,400,975	$319,134,569	$21,199,601	$15,285,140

a	Period from 4-28-06 (commencement of operations) to 12-31-06.
b	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Small Cap Growth	Small Cap Opportunities	Small Cap Value	Small Company
Dividends	$845,374 [a]	$9,205,926	$5,850,538	$586,206
Interest	219,518	634,840	261,373	13,632
Securities lending	222,799	314,811	181,091	—
Less foreign taxes withheld	(4,717)	(12,420)	(2,359)	(297)
Total investment income	1,282,974	10,143,157	6,290,643	599,541

Expenses
Investment management fees (Note 3)	3,122,161	4,253,256	3,685,401	689,264
Series I distribution and service fees (Note 3)	5,712	58,638	15,548	757
Series II distribution and service fees (Note 3)	76,534	199,838	117,328	46,667
Fund administration fees (Note 3)	26,334	37,710	27,595	6,218
Audit and legal fees	29,888	27,845	25,749	22,529
Printing and postage fees (Note 3)	36,460	33,463	34,600	7,493
Custodian fees	114,609	6,764	76,895	125,660
Trustees’ fees (Note 4)	6,431	7,306	6,531	1,051
Registration and filing fees	2,980	4,725	3,003	522
Miscellaneous	15,843	9,086	6,498	15,796
Total expenses	3,436,952	4,638,631	3,999,148	915,957
Less: expense reductions (Note 3)	(610)	(935)	(849)	(130)
Net expenses	3,436,342	4,637,696	3,998,299	915,827
Net investment income (loss)	(2,153,368)	5,505,461	2,292,344	(316,286)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	50,388,060	10,327,367	42,633,127	2,718,369
Foreign currency transactions	—	(252)	—	—
Change in net unrealized appreciation (depreciation) of
Investments	(12,091,804)	27,798,979	17,871,808	1,797,975
Translation of assets and liabilities in foreign currencies	—	(30)	—	—
Net realized and unrealized gain (loss)	38,296,256	38,126,064	60,504,935	4,516,344

Increase (decrease) in net assets from operations	$36,142,888	$43,631,525	$62,797,279	$4,200,058

a	Including special dividend of $177,925.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Small Company Growth	Small Company Value	Special Value[a]	Spectrum Income
Dividends	$168,875	$7,844,358	$1,220,048	$3,073,590
Interest	156,553	810,070	405,362	32,960,499
Securities lending	23,343	132,464	39,503	81,113
Less foreign taxes withheld	(99)	—	—	(52,296)
Total investment income	348,672	8,786,892	1,664,913	36,062,906

Expenses
Investment management fees (Note 3)	816,967	7,018,573	988,608	5,214,580
Series I distribution and service fees (Note 3)	—	147,029	508	—
Series II distribution and service fees (Note 3)	—	504,892	19,299	—
Series III distribution and service fees (Note 3)	—	—	1,229	—
Transfer agent fees for Series III (Note 3)	—	—	1,944	—
Blue sky fees for Series III (Note 3)	—	—	1,727	—
Fund administration fees (Note 3)	6,763	62,803	8,517	60,401
Audit and legal fees	20,726	33,352	23,319	36,651
Printing and postage fees (Note 3)	5,928	80,399	10,012	51,425
Custodian fees	50,747	81,544	22,860	1,213,352
Trustees’ fees (Note 4)	1,248	10,773	1,589	11,050
Registration and filing fees	652	6,880	1,181	5,434
Miscellaneous	1,088	9,845	1,230	12,839
Total expenses	904,119	7,956,090	1,082,023	6,605,732
Less: expense reductions (Note 3)	(209)	(210,990)	(3,923)	(112,384)
Net expenses	903,910	7,745,100	1,078,100	6,493,348
Net investment income (loss)	(555,238)	1,041,792	586,813	29,569,558

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	2,805,411	51,034,951	2,610,480	3,087,612
Reimbursement from adviser due to loss from compliance error	—	—	60,687	—
Futures contracts	—	—	—	75,990
Options	—	—	—	22,977
Foreign currency transactions	(2)	—	—	610,464
Change in net unrealized appreciation (depreciation) of
Investments	8,530,610	44,821,043	7,487,320	23,119,109
Futures contracts	—	—	—	(29,594)
Translation of assets and liabilities in foreign currencies	(1)	—	—	(723,145)
Net realized and unrealized gain (loss)	11,336,018	95,855,994	10,158,487	26,163,413

Increase (decrease) in net assets from operations	$10,780,780	$96,897,786	$10,745,300	$55,732,971

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Strategic Opportunities	U.S. Core[c]	U.S. Global Leaders Growth[c]	U.S. Large Cap
Dividends	$5,480,853	$20,031,614	$6,563,650	$12,287,634
Interest	341,112	697,055	429,536	595,267
Securities lending	317,465	31,885	9,500	91,100
Less foreign taxes withheld	(25,521)	—	(23,162)	(155,381)
Total investment income	6,113,909	20,760,554	6,979,524	12,818,620

Expenses
Investment management fees (Note 3)	3,516,859	8,243,219	3,676,104	6,668,635
Series I distribution and service fees (Note 3)	207,648	494,658	18,937	229,378
Series II distribution and service fees (Note 3)	64,487	237,603	79,867	298,394
Series III distribution and service fees (Note 3)	—	1,146	96	—
Transfer agent fees for Series III (Note 3)	—	1,922	(410)	—
Blue sky fees for Series III (Note 3)	—	1,759	1,408	—
Fund administration fees (Note 3)	41,122	100,452	43,124	69,372
Audit and legal fees	30,651	44,907	24,869	36,019
Printing and postage fees (Note 3)	53,121	269,486	33,520	90,437
Custodian fees	164,862	218,026	—	97,310
Trustees’ fees (Note 4)	7,130	19,422	8,083	12,209
Registration and filing fees	4,865	11,338	6,732	8,777
Miscellaneous	26,217	17,727	6,153	9,097
Total expenses	4,116,962	9,661,665	3,898,483	7,519,628
Less: expense reductions (Note 3)	(868)	(5,779)	(2,279)	(1,944)
Net expenses	4,116,094	9,655,886	3,896,204	7,517,684
Net investment income (loss)	1,997,815	11,104,668	3,083,320	5,300,936

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	105,567,989 [a]	17,006,002	(3,366,374)	35,965,965
Futures contracts	—	1,174,466	—	—
Foreign currency transactions	(62,891)	—	—	(88)
Change in net unrealized appreciation (depreciation) of
Investments	(57,108,098)[b]	62,394,638	14,855,149	34,596,324
Futures contracts	—	204,301	—	—
Translation of assets and liabilities in foreign currencies	(4,022)	—	—	—
Net realized and unrealized gain (loss)	48,392,978	80,779,407	11,488,775	70,562,201

Increase (decrease) in net assets from operations	$50,390,793	$91,884,075	$14,572,095	$75,863,137

a	Net of foreign taxes of $545,454 Strategic Opportunities.
b	Net of $37,534 decrease in deferred foreign withholding taxes for Strategic Opportunities.
c	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	U.S. Multi Sector	Utilities[a]	Value	Value & Restructuring
Dividends	$18,516,681	$4,858,687	$4,440,582	$4,937,178
Interest	2,262,747	572,762	910,989	222,633
Securities lending	85,418	84,693	—	93,163
Less foreign taxes withheld	—	(199,477)	—	(39,049)
Total investment income	20,864,846	5,316,665	5,351,571	5,213,925

Expenses
Investment management fees (Note 3)	8,464,831	1,364,931	2,385,250	2,089,078
Series I distribution and service fees (Note 3)	—	50,728	135,359	—
Series II distribution and service fees (Note 3)	—	142,629	122,197	—
Series III distribution and service fees (Note 3)	—	956	—	—
Transfer agent fees for Series III (Note 3)	—	1,585	—	—
Blue sky fees for Series III (Note 3)	—	1,729	—	—
Fund administration fees (Note 3)	94,732	13,843	28,920	20,181
Audit and legal fees	32,979	24,134	27,771	23,704
Printing and postage fees (Note 3)	81,265	16,242	36,967	17,794
Custodian fees	276,976	121,451	29,171	42,897
Trustees’ fees (Note 4)	17,364	2,477	5,069	3,739
Registration and filing fees	8,533	1,577	3,488	2,047
Miscellaneous	13,845	4,845	5,112	3,413
Total expenses	8,990,525	1,747,127	2,779,304	2,202,853
Less: expense reductions (Note 3)	(2,757)	(3,724)	(704)	(663)
Net expenses	8,987,768	1,743,403	2,778,600	2,202,190
Net investment income (loss)	11,877,078	3,573,262	2,572,971	3,011,735

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	17,754,546	21,488,976	38,728,482	987,572
Futures contracts	1,921,244	—	(222,546)	—
Options	—	—	—	76,045
Foreign currency transactions	(15)	(1,249,484)	—	1,192
Change in net unrealized appreciation (depreciation) of
Investments	57,780,865	22,224,504	20,678,271	27,574,935
Futures contracts	973,002	—	—	—
Options	—	—	—	121,385
Translation of assets and liabilities in foreign currencies	—	(62,725)	—	(672)
Net realized and unrealized gain (loss)	78,429,642	42,401,271	59,184,207	28,760,457

Increase (decrease) in net assets from operations	$90,306,720	$45,974,533	$61,757,178	$31,772,192

a	Series III shares were terminated on 10-4-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Vista
Dividends	$545,933
Interest	119,320
Securities lending	8,781
Less foreign taxes withheld	(2,959)
Total investment income	671,075

Expenses
Investment management fees (Note 3)	834,088
Fund administration fees (Note 3)	7,830
Audit and legal fees	20,863
Printing and postage fees (Note 3)	6,812
Custodian fees	76,594
Trustees’ fees (Note 4)	1,441
Registration and filing fees	733
Miscellaneous	343
Total expenses	948,704
Less: expense reductions (Note 3)	(234)
Net expenses	948,470
Net investment income (loss)	(277,395)

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments	(1,186,456)
Foreign currency transactions	(122,811)
Change in net unrealized appreciation (depreciation) of
Investments	10,243,564
Translation of assets and liabilities in foreign currencies	(19,923)
Net realized and unrealized gain (loss)	8,914,374

Increase (decrease) in net assets from operations	$8,636,979

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	All Cap Core		All Cap Growth		All Cap Value
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a]	Year ended 12/31/06	Year ended 12/31/05[b,c]	Year ended 12/31/06[d]	Year ended 12/31/05[b]
From operations
Net investment income (loss)	$5,327,678	$1,719,008	$84,446	($141,939)	$2,675,315	$2,812,108
Net realized gain (loss)	23,676,642	29,444,587	24,179,082	94,210,839	18,373,617	62,801,217
Change in net unrealized appreciation (depreciation)	27,570,588	(10,327,058)	581,240	(55,386,080)	18,204,821	(50,728,176)
Increase (decrease) in net assets resulting from operations	56,574,908	20,836,537	24,844,768	38,682,820	39,253,753	14,885,149
Distributions to shareholders
From net investment income
Series I	(1,561,987)	(1,857,170)	—	—	(678,120)	(490,343)
Series II	(64,637)	(78,381)	—	—	(540,502)	(77,000)
Series III	—	—	—	—	(6,457)	(464)
Series NAV	(3,506)	—	—	—	(1,587,200)	(2,212,022)
From net realized gain
Series I	—	—	—	—	(15,114,617)	(3,442,810)
Series II	—	—	—	—	(14,543,009)	(2,481,477)
Series III	—	—	—	—	(205,706)	(5,249)
Series NAV	—	—	—	—	(33,374,208)	(10,034,125)
	(1,630,130)	(1,935,551)	—	—	(66,049,819)	(18,743,490)
From Fund share transactions	315,497,441	(49,215,060)	(19,372,769)	(273,689,783)	128,339,090	(128,711,124)

Net assets
Beginning of period	239,748,582	270,062,656	390,950,010	625,956,973	263,935,995	396,505,460
End of period	$610,190,801	$239,748,582	$396,422,009	$390,950,010	$365,479,019	$263,935,995

Undistributed net investment income (loss)	$5,249,878	$1,630,110	$80,919	—	$2,675,144	$2,812,108

	American Blue Chip Income and Growth		American Bond		American Growth
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/06	Year ended 12/31/05[e,f]	Year ended 12/31/06	Year ended 12/31/05
From operations
Net investment income (loss)	$1,282,485	$861,174	$11,266,109	($155,759)	$4,766,057	$2,405,317
Net realized gain (loss)	17,479,059	3,416,394	27,944	(15,544)	24,339,846	8,657,059
Change in net unrealized appreciation (depreciation)	12,472,744	7,578,192	13,613,457	718,201	101,307,125	135,848,935
Increase (decrease) in net assets resulting from operations	31,234,288	11,855,760	24,907,510	546,898	130,413,028	146,911,311
Distributions to shareholders
From net investment income
Series I	(46,543)	(10,467)	—	—	(202,902)	—
Series II	(814,710)	(79,911)	—	—	(2,202,656)	—
From net realized gain
Series I	(143,254)	(373,583)	—	—	(431,018)	(33,576)
Series II	(3,273,159)	(19,536,939)	—	—	(8,226,156)	(1,061,939)
	(4,277,666)	(20,000,900)	—	—	(11,062,732)	(1,095,515)
From Fund share transactions	(3,709,100)	16,332,994	378,892,075	147,320,740	273,518,428	321,041,484

Net assets
Beginning of period	191,399,775	183,211,921	147,867,638	—	1,191,321,867	724,464,587
End of period	$214,647,297	$191,399,775	$551,667,223	$147,867,638	$1,584,190,591	$1,191,321,867

Undistributed net investment income (loss)	$11,913,105	$861,174	$11,266,109	—	$13,213,111	$2,405,317

a	Series NAV shares began operations on 4-29-05.
b	Series NAV shares began operations on 2-28-05.
c	Series III shares were terminated on 2-28-05.
d	Series III shares were terminated on 10-4-06.
e	Series I shares began operations on 11-2-05.
f	Period from 7-29-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	American Growth-Income		American International		Blue Chip Growth
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/06[a]	Year ended 12/31/05[b]
From operations
Net investment income (loss)	$12,461,599	$9,909,032	$11,002,626	$6,141,390	$13,521,864	$5,483,114
Net realized gain (loss)	31,732,866	1,205,003	25,915,170	8,115,939	82,577,740	89,769,514
Change in net unrealized appreciation (depreciation)	104,718,891	31,494,681	106,320,505	89,719,414	144,833,889	76,252,619
Increase (decrease) in net assets resulting from operations	148,913,356	42,608,716	143,238,301	103,976,743	240,933,493	171,505,247
Distributions to shareholders
From net investment income
Series I	(169,005)	(45,327)	(409,042)	(114,899)	(1,499,003)	(3,817,652)
Series II	(9,740,308)	(2,428,793)	(5,732,493)	(2,223,697)	(60,957)	—
Series III	—	—	—	—	—	(975)
Series NAV	—	—	—	—	(3,980,619)	(4,360,295)
From net realized gain
Series I	(18,076)	(13,923)	(469,655)	(1,238,170)	—	—
Series II	(1,187,441)	(933,838)	(7,646,548)	(29,864,006)	—	—
	(11,114,830)	(3,421,881)	(14,257,738)	(33,440,772)	(5,540,579)	(8,178,922)
From Fund share transactions	232,176,438	280,595,700	233,520,195	271,590,543	56,146,039 [e]	486,377,490

Net assets
Beginning of period	886,773,164	566,990,629	658,837,399	316,710,885	2,431,187,294	1,781,483,479
End of period	$1,256,748,128	$886,773,164	$1,021,338,157	$658,837,399	$2,722,726,247	$2,431,187,294

Undistributed net investment income (loss)	$37,367,934	$9,909,032	$18,520,071	$6,141,390	$13,344,630	$5,540,517

	Capital Appreciation		Classic Value		Core Equity
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[c,d]	Year ended 12/31/06	Year ended 12/31/05[b]	Year ended 12/31/06	Year ended 12/31/05[c,d]
From operations
Net investment income (loss)	$805,066	($570,169)	$639,785	$146,843	$8,813	($205,811)
Net realized gain (loss)	17,384,888	46,909,852	3,004,523	1,661,827	23,046,526	28,231,479
Change in net unrealized appreciation (depreciation)	5,313	(3,206,146)	5,974,567	441,593	13,052,293	(3,308,855)
Increase (decrease) in net assets resulting from operations	18,195,267	43,133,537	9,618,875	2,250,263	36,107,632	24,716,813
Distributions to shareholders
From net investment income
Series I	—	—	(276,036)	(63,078)	—	—
Series II	—	—	(290,892)	(68,679)	—	—
Series NAV	—	(198,001)	(72,128)	(15,540)	—	—
From net realized gain
Series I	(5,765,132)	—	(534,326)	(531,878)	(94,624)	—
Series II	(5,117,110)	—	(709,359)	(891,474)	(3,307,819)	—
Series NAV	(29,211,685)	—	(138,325)	(123,098)	(27,825,424)	—
	(40,093,927)	(198,001)	(2,021,066)	(1,693,747)	(31,227,867)	—
From Fund share transactions	718,687,117 [e]	9,333,416	36,533,585	18,997,246	69,220,319	3,947,724

Net assets
Beginning of period	306,177,830	253,908,878	33,912,103	14,358,341	460,866,089	432,201,552
End of period	$1,002,966,287	$306,177,830	$78,043,497	$33,912,103	$534,966,173	$460,866,089

Undistributed net investment income (loss)	$804,056	—	$729	—	$14	—

a	Series III shares were terminated on 10-4-06.
b	Series NAV shares began operations on 4-29-05.
c	Series NAV shares began operations on 2-28-05.
d	Series III shares were terminated on 2-28-05.
e	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Dynamic Growth		Emerging Growth		Emerging Small Company
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a]	Year ended 12/31/06[b]	Year ended 12/31/05[c]	Year ended 12/31/06[b]	Year ended 12/31/05[c]
From operations
Net investment income (loss)	($1,212,867)	($1,387,305)	($261,148)	($952,446)	($1,884,218)	($3,107,818)
Net realized gain (loss)	18,035,876	18,775,551	5,823,894	30,952,079	51,630,722	50,605,552
Change in net unrealized appreciation (depreciation)	(641,830)	2,683,350	(3,065,630)	(32,065,907)	(41,940,272)	(36,409,793)
Increase (decrease) in net assets resulting from operations	16,181,179	20,071,596	2,497,116	(2,066,274)	7,806,232	11,087,941
Distributions to shareholders
From net realized gain
Series I	—	—	(683,198)	—	(13,288,680)	—
Series II	—	—	(5,801,012)	—	(3,688,432)	—
Series III	—	—	(78,744)	—	(9,264)	—
Series NAV	—	—	(4,583,631)	—	(11,210)	—
	—	—	(11,146,585)	—	(16,997,586)	—
From Fund share transactions	(42,030,906)	(13,475,493)	17,143,821	(275,700,470)	(54,989,101)	(193,148,641)

Net assets
Beginning of period	176,394,581	169,798,478	22,512,151	300,278,895	330,506,977	512,567,677
End of period	$150,544,854	$176,394,581	$31,006,503	$22,512,151	$266,326,522	$330,506,977

Undistributed net investment income (loss)	—	—	—	—	—	—

	Equity-Income		Financial Services		Fundamental Value
Increase (decrease) in net assets	Year ended 12/31/06[b]	Year ended 12/31/05[c]	Year ended 12/31/06[b]	Year ended 12/31/05[a]	Year ended 12/31/06[b]	Year ended 12/31/05[c]
From operations
Net investment income (loss)	$37,099,611	$37,065,292	$855,458	$532,209	$8,584,659	$8,685,298
Net realized gain (loss)	135,335,437	146,023,408	3,733,579	2,729,674	36,506,770	43,452,473
Change in net unrealized appreciation (depreciation)	237,995,963	(81,368,718)	29,601,785	12,462,764	102,647,073	28,596,590
Increase (decrease) in net assets resulting from operations	410,431,011	101,719,982	34,190,822	15,724,647	147,738,502	80,734,361
Distributions to shareholders
From net investment income
Series I	(12,691,943)	(13,525,478)	(197,365)	(190,523)	(1,573,366)	(1,115,914)
Series II	(4,126,613)	(2,760,403)	(98,548)	(83,570)	(1,840,534)	(458,638)
Series III	(9,457)	(4,177)	(162)	(436)	(5,520)	(526)
Series NAV	(20,304,196)	(8,987,085)	(241,772)	—	(4,932,579)	(2,908,754)
From net realized gain
Series I	(52,221,674)	(37,382,625)	(1,083)	—	(6,547,488)	—
Series II	(19,046,717)	(10,228,932)	(937)	—	(9,710,270)	—
Series III	(48,634)	(14,342)	(3)	—	(36,440)	—
Series NAV	(80,772,588)	(21,755,772)	(1,075)	—	(18,927,568)	—
	(189,221,822)	(94,658,814)	(540,945)	(274,529)	(43,573,765)	(4,483,832)
From Fund share transactions	(121,408,180)[d]	394,271,897	10,563,092 [d]	40,613,608	147,467,533	62,178,590

Net assets
Beginning of period	2,339,409,251	1,938,076,186	152,894,130	96,830,404	954,656,393	816,227,274
End of period	$2,439,210,260	$2,339,409,251	$197,107,099	$152,894,130	$1,206,288,663	$954,656,393

Undistributed net investment income (loss)	$37,018,047	$37,125,234	$855,447	$537,836	$8,581,238	$8,351,828

a	Series NAV shares began operations on 4-29-05.
b	Series III shares were terminated on 10-4-06.
c	Series NAV shares began operations on 2-28-05.
d	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Global		Global Allocation		Global Real Estate
Increase (decrease) in net assets	Year ended 12/31/06[a]	Year ended 12/31/05[b]	Year ended 12/31/06	Year ended 12/31/05[c,d]	Period ended 12/31/06[e]
From operations
Net investment income (loss)	$6,079,520	$5,330,707	$3,859,194	$2,512,612	$4,568,080
Net realized gain (loss)	27,791,010	33,226,231	13,386,954	16,014,385	10,673,475
Change in net unrealized appreciation (depreciation)	37,970,382	(121,424)	13,228,824	(9,708,971)	65,090,075
Increase (decrease) in net assets resulting from operations	71,840,912	38,435,514	30,474,972	8,818,026	80,331,630
Distributions to shareholders
From net investment income
Series I	(4,630,069)	(4,361,312)	(895,831)	(725,884)	—
Series II	(456,497)	(346,365)	(1,142,146)	(557,261)	—
Series III	(2,724)	(1,721)	—	—	—
Series NAV	(15,862)	—	(7,220)	(1,017,120)	—
	(5,105,152)	(4,709,398)	(2,045,197)	(2,300,265)	—
From Fund share transactions	(45,972,592)	(39,614,762)	73,109,598	(16,579,907)	350,938,467

Net assets
Beginning of period	380,412,413	386,301,059	192,789,422	202,851,568	—
End of period	$401,175,581	$380,412,413	$294,328,795	$192,789,422	$431,270,097

Undistributed net investment income (loss)	$6,000,406	$5,107,420	$5,136,024	$1,939,730	$11,514,902

	Growth & Income		Health Sciences		Income & Value
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/06[a]	Year ended 12/31/05[b]	Year ended 12/31/06	Year ended 12/31/05[b]
From operations
Net investment income (loss)	$21,153,525	$15,484,248	($2,033,309)	($2,014,890)	$11,557,225	$11,412,951
Net realized gain (loss)	200,345,554	221,317,318	27,421,522	26,497,232	35,260,806	44,790,282
Change in net unrealized appreciation (depreciation)	30,185,588	(51,864,844)	(6,670,822)	4,045,564	3,416,911	(24,275,720)
Increase (decrease) in net assets resulting from operations	251,684,667	184,936,722	18,717,391	28,527,906	50,234,942	31,927,513
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(10,103,752)	(9,758,101)
Series II	—	—	—	—	(1,946,010)	(1,819,960)
Series NAV	(11,713,806)	(3,771,410)	—	—	(31,732)	—
From net realized gain
Series I	—	—	(12,553,230)	(8,641,227)	—	—
Series II	—	—	(8,094,695)	(5,564,237)	—	—
Series III	—	—	(51,088)	(18,734)	—	—
Series NAV	(123,640,255)	(92,190,647)	(2,858,402)	—	—	—
	(135,354,061)	(95,962,057)	(23,557,415)	(14,224,198)	(12,081,494)	(11,578,061)
From Fund share transactions	(185,159,491)[f]	(105,199,685)	2,449,098	33,540,775	(86,676,857)	(140,017,279)

Net assets
Beginning of period	2,179,560,862	2,195,785,882	247,138,846	199,294,363	635,163,552	754,831,379
End of period	$2,110,731,977	$2,179,560,862	$244,747,920	$247,138,846	$586,640,143	$635,163,552

Undistributed net investment income (loss)	$21,053,848	$11,712,897	($167,215)	—	$11,611,069	$12,083,265

a	Series III shares were terminated on 10-4-06.
b	Series NAV shares began operations on 4-29-05.
c	Series NAV shares began operations on 2-28-05.
d	Series III shares were terminated on 2-28-05.
e	Period from 4-28-06 (commencement of operations) to 12-31-06.
f	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	International Core		International Opportunities		International Small Cap
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a,b]	Year ended 12/31/06	Year ended 12/31/05[c]	Year ended 12/31/06[d]	Year ended 12/31/05[a]
From operations
Net investment income (loss)	$21,435,487	$10,101,716	$3,419,630	$3,426,412	$8,018,843	$7,529,341
Net realized gain (loss)	75,717,365	133,223,617	58,953,537	19,404,875	114,235,156	72,818,388
Change in net unrealized appreciation (depreciation)	151,854,422	(19,800,706)	53,401,415	50,889,414	30,414,974	(24,326,629)
Increase (decrease) in net assets resulting from operations	249,007,274	123,524,627	115,774,582	73,720,701	152,668,973	56,021,100
Distributions to shareholders
From net investment income
Series I	(826,492)	(1,177,402)	(14,922)	—	(1,697,141)	(1,590,684)
Series II	(160,508)	—	(88,805)	—	(538,977)	(115,986)
Series III	—	—	—	—	(1,554)	(414)
Series NAV	(4,751,490)	(5,279,846)	(2,517,444)	—	(5,192,079)	(3,430,797)
From net realized gain
Series I	(6,286,755)	—	(133,311)	—	—	—
Series II	(1,555,265)	—	(1,163,169)	—	—	—
Series NAV	(36,142,465)	—	(20,251,316)	—	—	—
	(49,722,975)	(6,457,248)	(24,168,967)	—	(7,429,751)	(5,137,881)
From Fund share transactions	279,014,673	131,206,373	278,855,509	271,584,232	(84,142,607)	20,224,105

Net assets
Beginning of period	868,792,360	620,518,608	345,304,933	—	567,255,350	496,148,026
End of period	$1,347,091,332	$868,792,360	$715,766,057	$345,304,933	$628,351,965	$567,255,350

Undistributed net investment income (loss)	$17,292,092	$4,860,476	$4,488,941	$2,326,919	$6,678,988	$6,280,804

	International Small Company	International Value		Large Cap
Increase (decrease) in net assets	Period ended 12/31/06[e]	Year ended 12/31/06	Year ended 12/31/05[a,b]	Year ended 12/31/06	Year ended 12/31/05[c]
From operations
Net investment income (loss)	$1,261,326	$37,299,131	$29,848,220	$1,690,504	$611,511
Net realized gain (loss)	(5,798,612)	172,379,904	134,496,666	8,716,312	3,323,880
Change in net unrealized appreciation (depreciation)	21,885,759	172,179,583	(17,417,516)	13,411,740	8,377,374
Increase (decrease) in net assets resulting from operations	17,348,473	381,858,618	146,927,370	23,818,556	12,312,765
Distributions to shareholders
From net investment income
Series I	—	(7,718,253)	(2,801,584)	(133)	—
Series II	—	(3,792,151)	(1,161,530)	(2,772)	—
Series NAV	—	(15,830,650)	(5,192,882)	(608,674)	—
From net realized gain
Series I	—	(18,515,010)	(3,667,488)	(1,448)	—
Series II	—	(9,928,557)	(2,209,513)	(25,838)	—
Series NAV	—	(37,195,697)	(5,696,939)	(3,500,129)	—
	—	(92,980,318)	(20,729,936)	(4,138,994)	—
From Fund share transactions	217,160,325	38,117,958	339,249,492	65,899,319	113,321,324

Net assets
Beginning of period	—	1,298,912,424	833,465,498	125,634,089	—
End of period	$234,508,798	$1,625,908,682	$1,298,912,424	$211,212,970	$125,634,089

Undistributed net investment income (loss)	$1,106,992	$37,483,118	$27,380,160	$1,690,436	$611,511

a	Series NAV shares began operations on 2-28-05.
b	Series III shares were terminated on 2-28-05.
c	Period from 4-29-05 (commencement of operations) to 12-31-05.
d	Series III shares were terminated on 10-4-06.
e	Period from 4-28-06 (commencement of operations) to 12-31-06.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Large Cap Value		Managed		Mid Cap Stock
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a,b]	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/06[c]	Year ended 12/31/05[a]
From operations
Net investment income (loss)	$2,608,795	$1,133,889	$42,714,514	$37,212,676	$81,374	($2,658,511)
Net realized gain (loss)	17,334,325	21,890,513	32,640,577	216,058,414	126,939,032	128,369,081
Change in net unrealized appreciation (depreciation)	29,304,195	6,271,664	43,679,174	(200,173,223)	(2,256,481)	38,164,410
Increase (decrease) in net assets resulting from operations	49,247,315	29,296,066	119,034,265	53,097,867	124,763,925	163,874,980
Distributions to shareholders
From net investment income
Series I	(50,607)	—	—	—	—	—
Series II	(256,915)	—	—	—	—	—
Series NAV	(826,369)	(50)	(27,348,585)	(11,829,188)	—	—
From net realized gain
Series I	(908,452)	—	—	—	(15,785,313)	(8,473,957)
Series II	(7,416,584)	—	—	—	(7,537,071)	(4,405,714)
Series III	—	—	—	—	(116,402)	(45,364)
Series NAV	(13,388,065)	—	(122,416,454)	(39,145,773)	(17,494,578)	(8,504,218)
	(22,846,992)	(50)	(149,765,039)	(50,974,961)	(40,933,364)	(21,429,253)
From Fund share transactions	264,623,054	43,659,812	(246,792,684)	(180,482,226)	(30,244,124)[f]	244,456,410

Net assets
Beginning of period	245,806,953	172,851,125	1,900,868,887	2,079,228,207	963,267,150	576,365,013
End of period	$536,830,330	$245,806,953	$1,623,345,429	$1,900,868,887	$1,016,853,587	$963,267,150

Undistributed net investment income (loss)	$2,608,793	$1,133,889	$44,682,641	$26,920,472	$43,974	$191

	Mid Cap Value		Mid Cap Value Equity	Mid Value
Increase (decrease) in net assets	Year ended 12/31/06[c]	Year ended 12/31/05[a]	Period ended 12/31/06[d]	Year ended 12/31/06	Year ended 12/31/05[e]
From operations
Net investment income (loss)	$2,891,622	$3,900,096	$681,879	$1,212,149	$660,300
Net realized gain (loss)	70,436,914	98,855,462	(655,469)	22,478,201	13,423,039
Change in net unrealized appreciation (depreciation)	(13,049,165)	(54,737,657)	5,409,848	9,553,744	(3,497,136)
Increase (decrease) in net assets resulting from operations	60,279,371	48,017,901	5,436,258	33,244,094	10,586,203
Distributions to shareholders
From net investment income
Series I	(1,945,239)	(1,593,438)	—	(3,310)	—
Series II	(1,186,371)	(620,944)	—	(6,027)	—
Series III	(4,327)	(4,683)	—	—	—
Series NAV	(743,544)	(703,732)	—	(505,617)	(75,757)
From net realized gain
Series I	(46,251,700)	(12,172,889)	—	(113,309)	(3,771)
Series II	(38,410,832)	(8,235,505)	—	(711,292)	(31,150)
Series III	(192,656)	(37,056)	—	—	—
Series NAV	(16,175,031)	(4,113,885)	—	(12,777,457)	(2,300,925)
	(104,909,700)	(27,482,132)	—	(14,117,012)	(2,411,603)
From Fund share transactions	(74,134,487)	(92,345,786)	107,052,610	2,902,713	(19,747,322)

Net assets
Beginning of period	624,109,354	695,919,371	—	167,322,470	178,895,192
End of period	$505,344,538	$624,109,354	$112,488,868	$189,352,265	$167,322,470

Undistributed net investment income (loss)	$2,891,417	$3,879,276	$627,381	$1,216,332	$493,575

a	Series NAV shares began operations on 2-28-05.
b	Series III shares were terminated on 2-28-05.
c	Series III shares were terminated on 10-4-06.
d	Period from 4-28-06 (commencement of operations) to 12-31-06.
e	Series I and Series II shares began operations on 4-29-05.
f	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Money Market		Money Market B		Natural Resources
Increase (decrease) in net assets	Year ended 12/31/06[a]	Year ended 12/31/05	Year ended 12/31/06	Year ended 12/31/05	Year ended 12/31/06[a]	Year ended 12/31/05[b]
From operations
Net investment income (loss)	$112,768,251	$65,018,357	$22,247,327	$13,698,390	$9,002,606	$4,508,181
Net realized gain (loss)	233,477	—	53,122	(3,675)	99,001,541	151,480,314
Change in net unrealized appreciation (depreciation)	—	—	—	—	76,310,318	118,049,874
Increase (decrease) in net assets resulting from operations	113,001,728	65,018,357	22,300,449	13,694,715	184,314,465	274,038,369
Distributions to shareholders
From net investment income
Series I	(98,467,872)	(59,351,990)	—	—	(104,532)	—
Series II	(14,271,509)	(5,549,457)	—	—	(974,921)	—
Series III	(131,171)	(116,910)	—	—	(5,951)	(419)
Series NAV	—	—	(22,300,475)	(13,693,261)	(3,372,461)	(1,837,084)
From net realized gain
Series I	—	—	—	—	(3,506,908)	(640,183)
Series II	—	—	—	—	(44,433,413)	(3,033,273)
Series III	—	—	—	—	(372,941)	(10,165)
Series NAV	—	—	—	—	(106,453,202)	(10,941,827)
	(112,870,552)	(65,018,357)	(22,300,475)	(13,693,261)	(159,224,329)	(16,462,951)
From Fund share transactions	305,004,571	(25,227,523)	37,883,822	(30,229,643)	340,591,184	(85,619,707)

Net assets
Beginning of period	2,350,346,984	2,375,574,507	441,842,955	472,071,144	716,130,779	544,175,068
End of period	$2,655,482,731	$2,350,346,984	$479,726,751	$441,842,955	$1,081,812,099	$716,130,779

Undistributed net investment income (loss)	$131,177	$5,150	$34,492	$87,640	$8,962,713	$4,457,685

	Overseas Equity		Pacific Rim		Quantitative All Cap
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[c]	Year ended 12/31/06[a]	Year ended 12/31/05[d]	Year ended 12/31/06[a]	Year ended 12/31/05[d]
From operations
Net investment income (loss)	$5,773,225	$2,785,967	$1,407,398	$1,268,666	$2,763,150	$2,422,577
Net realized gain (loss)	24,293,203	17,382,253	19,594,050	6,189,248	20,388,046	33,753,281
Change in net unrealized appreciation (depreciation)	34,285,314	19,056,621	(4,575,293)	23,043,241	19,920,464	(10,749,073)
Increase (decrease) in net assets resulting from operations	64,351,742	39,224,841	16,426,155	30,501,155	43,071,660	25,426,785
Distributions to shareholders
From net investment income
Series I	(6,230)	—	(1,181,100)	(743,689)	(2,813,511)	(2,448,579)
Series II	(29,951)	—	(363,857)	(217,372)	(47,939)	(38,804)
Series III	—	—	(2,930)	(599)	—	(6,272)
Series NAV	(2,271,515)	(1,209,748)	(88,528)	—	(3,324)	(383)
From net realized gain
Series I	(35,899)	(4,143)	—	—	(24,962,600)	(23,838,997)
Series II	(231,678)	(36,189)	—	—	(523,771)	(447,231)
Series III	—	—	—	—	(57,285)	(90,396)
Series NAV	(8,665,530)	(5,029,463)	—	—	(13,926)	(2,435)
	(11,240,803)	(6,279,543)	(1,636,415)	(961,660)	(28,422,356)	(26,873,097)
From Fund share transactions	220,530,662 [e]	(29,063,077)	(16,082,988)	38,275,635	(14,465,544)	(23,866,418)

Net assets
Beginning of period	248,592,891	244,710,670	176,284,964	108,469,834	307,556,715	332,869,445
End of period	$522,234,492	$248,592,891	$174,991,716	$176,284,964	$307,740,475	$307,556,715

Undistributed net investment income (loss)	$5,925,465	$2,331,408	$656,961	$928,982	—	—

a	Series III shares were terminated on 10-4-06.
b	Series NAV shares began operations on 2-28-05.
c	Series I and Series II shares began operations on 4-29-05.
d	Series NAV shares began operations on 4-29-05.
e	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Quantitative Mid Cap		Quantitative Value		Real Estate Equity
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a]	Year ended 12/31/06	Year ended 12/31/05[b,c]	Period ended 12/31/06[d]
From operations
Net investment income (loss)	$1,225	($102,960)	$5,248,065	$4,272,688	$5,407,514
Net realized gain (loss)	2,900,865	29,770,290	36,057,216	33,957,689	10,088,565
Change in net unrealized appreciation (depreciation)	(1,588,419)	(19,655,868)	24,377,821	(16,853,180)	41,904,896
Increase (decrease) in net assets resulting from operations	1,313,671	10,011,462	65,683,102	21,377,197	57,400,975
Distributions to shareholders
From net investment income
Series I	—	—	(4,637)	(786,694)	—
Series II	—	—	(68,377)	—	—
Series NAV	—	—	(4,175,603)	(545,175)	—
From net realized gain
Series I	(5,543,389)	—	(40,300)	(7,268,056)	—
Series II	(5,141,590)	—	(655,255)	(55,550)	—
Series NAV	(3,805,635)	—	(35,627,802)	(4,216,451)	—
	(14,490,614)	—	(40,571,974)	(12,871,926)	—
From Fund share transactions	4,621,325	(107,748,291)	299,455,717	(39,823,475)	255,065,689

Net assets
Beginning of period	46,199,911	143,936,740	194,406,043	225,724,247	—
End of period	$37,644,293	$46,199,911	$518,972,888	$194,406,043	$312,466,664

Undistributed net investment income (loss)	—	—	$5,224,036	$4,248,593	$2,717,992

	Real Estate Securities		Science & Technology		Small Cap
Increase (decrease) in net assets	Year ended 12/31/06[e]	Year ended 12/31/05[b]	Year ended 12/31/06[e]	Year ended 12/31/05[a]	Year ended 12/31/06	Year ended 12/31/05[f]
From operations
Net investment income (loss)	$23,719,724	$41,860,146	($2,150,379)	($3,031,388)	($573,319)	($670,905)
Net realized gain (loss)	247,463,606	220,615,346	20,039,707	37,541,851	3,671,900	13,420,343
Change in net unrealized appreciation (depreciation)	47,951,239	(124,447,175)	3,310,273	(28,218,141)	12,186,559	10,209,127
Increase (decrease) in net assets resulting from operations	319,134,569	138,028,317	21,199,601	6,292,322	15,285,140	22,958,565
Distributions to shareholders
From net investment income
Series I	(5,200,032)	(7,790,321)	—	—	—	—
Series II	(2,367,134)	(2,063,582)	—	—	—	—
Series III	(29,819)	(23,660)	—	—	—	—
Series NAV	(17,559,484)	(9,544,067)	—	—	—	—
From net realized gain
Series I	(49,617,766)	(53,705,435)	—	—	(83,710)	—
Series II	(24,631,643)	(18,522,939)	—	—	(110,690)	—
Series III	(335,895)	(166,177)	—	—	—	—
Series NAV	(163,269,606)	(60,002,910)	—	—	(13,801,589)	—
	(263,011,379)	(151,819,091)	—	—	(13,995,989)	—
From Fund share transactions	(363,578,468)[g]	252,054,270	(79,613,238)	(100,467,710)	84,398,803	124,384,875

Net assets
Beginning of period	1,226,478,877	988,215,381	467,186,540	561,361,928	147,343,440	—
End of period	$919,023,599	$1,226,478,877	$408,772,903	$467,186,540	$233,031,394	$147,343,440

Undistributed net investment income (loss)	$14,325,760	$25,155,981	—	—	—	—

a	Series NAV shares began operations on 4-29-05.
b	Series NAV shares began operations on 2-28-05.
c	Series III shares were terminated on 2-28-05.
d	Period from 4-28-06 (commencement of operations) to 12-31-06.
e	Series III shares were terminated on 10-4-06.
f	Period from 4-29-05 (commencement of operations) to 12-31-05.
g	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Small Cap Growth		Small Cap Opportunities		Small Cap Value
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a]	Year ended 12/31/06	Year ended 12/31/05[b,c]	Year ended 12/31/06	Year ended 12/31/05[a]
From operations
Net investment income (loss)	($2,153,368)	($1,884,892)	$5,505,461	$3,086,392	$2,292,344	$637,026
Net realized gain (loss)	50,388,060	26,446,985	10,327,115	32,073,348	42,633,127	53,729,239
Change in net unrealized appreciation (depreciation)	(12,091,804)	11,802,858	27,798,949	9,265,169	17,871,808	(31,967,732)
Increase (decrease) in net assets resulting from operations	36,142,888	36,364,951	43,631,525	44,424,909	62,797,279	22,398,533
Distributions to shareholders
From net investment income
Series I	—	—	(842,153)	—	(426)	—
Series II	—	—	(436,613)	—	—	—
Series NAV	—	—	(1,608,172)	(1,052,498)	(287,209)	(266,922)
From net realized gain
Series I	—	(4,096)	(3,150,030)	(143,911)	(243,694)	(3,543)
Series II	—	(144,228)	(2,138,153)	(657,536)	(7,104,907)	(327,001)
Series NAV	—	(5,053,095)	(5,616,999)	(4,162,157)	(46,222,161)	(2,891,568)
	—	(5,201,419)	(13,792,120)	(6,016,102)	(53,858,397)	(3,489,034)
From Fund share transactions	(13,563,086)[e]	13,777,507	37,111,204	129,852,658	112,185,298 [e]	34,092,456

Net assets
Beginning of period	272,941,681	228,000,642	390,196,390	221,934,925	299,669,288	246,667,333
End of period	$295,521,483	$272,941,681	$457,146,999	$390,196,390	$420,793,468	$299,669,288

Undistributed net investment income (loss)	—	—	$5,136,942	$2,886,912	$1,833,805	$287,435

	Small Company		Small Company Growth		Small Company Value
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[b,c]	Year ended 12/31/06	Year ended 12/31/05[d]	Year ended 12/31/06	Year ended 12/31/05[b,c]
From operations
Net investment income (loss)	($316,286)	($302,549)	($555,238)	($74,413)	$1,041,792	$922,086
Net realized gain (loss)	2,718,369	8,650,384	2,805,409	157,676	51,034,951	102,183,058
Change in net unrealized appreciation (depreciation)	1,797,975	(3,463,153)	8,530,609	2,956,893	44,821,043	(58,561,850)
Increase (decrease) in net assets resulting from operations	4,200,058	4,884,682	10,780,780	3,040,156	96,897,786	44,543,294
Distributions to shareholders
From net investment income
Series I	—	—	—	—	(198,905)	(1,187,249)
Series II	—	—	—	—	—	(132,098)
Series NAV	—	—	—	—	(193,349)	(640,577)
From net realized gain
Series I	(127,956)	(46,408)	—	—	(45,863,446)	(7,060,075)
Series II	(2,869,869)	(688,828)	—	—	(31,456,002)	(3,279,820)
Series NAV	(5,610,276)	(1,402,733)	(83,282)	—	(25,213,375)	(2,447,680)
	(8,608,101)	(2,137,969)	(83,282)	—	(102,925,077)	(14,747,499)
From Fund share transactions	1,972,471	7,853,565	37,449,976	54,962,058	70,745,982	(191,180,247)

Net assets
Beginning of period	67,014,269	56,413,991	58,002,214	—	638,772,493	800,156,945
End of period	$64,578,697	$67,014,269	$106,149,688	$58,002,214	$703,491,184	$638,772,493

Undistributed net investment income (loss)	—	—	—	—	$880,526	$392,068

a	Series I and Series II shares began operations on 4-29-05.
b	Series NAV shares began operations on 2-28-05.
c	Series III shares were terminated on 2-28-05.
d	Period from 10-24-05 (commencement of operations) to 12-31-05.
e	Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	Special Value		Spectrum Income		Strategic Opportunities
Increase (decrease) in net assets	Year ended 12/31/06[a]	Year ended 12/31/05[b]	Year ended 12/31/06	Year ended 12/31/05[c]	Year ended 12/31/06	Year ended 12/31/05[d]
From operations
Net investment income (loss)	$586,813	$76,321	$29,569,558	$3,633,696	$1,997,815	$87,289
Net realized gain (loss)	2,671,167	8,421,304	3,797,043	(187,346)	105,505,098	49,400,103
Change in net unrealized appreciation (depreciation)	7,487,320	(3,979,314)	22,366,370	5,289,848	(57,112,120)	(8,568,172)
Increase (decrease) in net assets resulting from operations	10,745,300	4,518,311	55,732,971	8,736,198	50,390,793	40,919,220
Distributions to shareholders
From net investment income
Series I	(280)	—	—	—	(48,869)	(1,974,374)
Series II	—	—	—	—	—	(69,220)
Series NAV	(56,006)	(3,115)	(3,751,912)	—	(64)	—
From net realized gain
Series I	(100,545)	(11,913)	—	—	—	—
Series II	(826,363)	(101,745)	—	—	—	—
Series III	(61,053)	(1,231)	—	—	—	—
Series NAV	(8,085,171)	(95,276)	(104,329)	—	—	—
	(9,129,418)	(213,280)	(3,856,241)	—	(48,933)	(2,043,594)
From Fund share transactions	46,229,816	40,924,879	263,899,513	542,344,528	(92,255,382)	(101,003,688)

Net assets
Beginning of period	79,488,855	34,258,945	551,080,726	—	460,228,321	522,356,383
End of period	$127,334,553	$79,488,855	$866,856,969	$551,080,726	$418,314,799	$460,228,321

Undistributed net investment income (loss)	$378,262	$56,257	$31,686,261	$3,610,978	$1,934,653	$48,662

	U.S. Core		U.S. Global Leaders Growth		U.S. Large Cap
Increase (decrease) in net assets	Year ended 12/31/06[a]	Year ended 12/31/05[d]	Year ended 12/31/06[a]	Year ended 12/31/05[b,e]	Year ended 12/31/06	Year ended 12/31/05[b,f]
From operations
Net investment income (loss)	$11,104,668	$13,457,230	$3,083,320	$822,099	$5,300,936	$3,170,776
Net realized gain (loss)	18,180,468	134,682,287	(3,366,374)	9,398,086	35,965,877	77,620,325
Change in net unrealized appreciation (depreciation)	62,598,939	(125,835,067)	14,855,149	14,176,926	34,596,324	(57,847,617)
Increase (decrease) in net assets resulting from operations	91,884,075	22,304,450	14,572,095	24,397,111	75,863,137	22,943,484
Distributions to shareholders
From net investment income
Series I	(12,430,689)	(17,273,823)	—	(69,685)	(2,650,717)	(2,223,828)
Series II	(1,000,957)	(1,351,496)	—	—	(484,491)	(158,312)
Series III	(5,441)	(7,478)	—	—	—	—
Series NAV	(15,839)	—	(13,398)	(749,492)	(30,940)	(1,212,125)
From net realized gain
Series I	(119,482,788)	(26,781,790)	(379,203)	(737,658)	—	—
Series II	(11,472,651)	(2,431,616)	(321,551)	(622,818)	—	—
Series III	(72,882)	(11,500)	(507)	(808)	—	—
Series NAV	(153,483)	—	(3,913,380)	(5,802,292)	—	—
	(144,634,730)	(47,857,703)	(4,628,039)	(7,982,753)	(3,166,148)	(3,594,265)
From Fund share transactions	(130,426,621)	(252,791,671)	213,314,071	400,419,008	270,048,398	(282,485,363)

Net assets
Beginning of period	1,201,350,290	1,479,695,214	426,431,444	9,598,078	616,135,249	879,271,393
End of period	$1,018,173,014	$1,201,350,290	$649,689,571	$426,431,444	$958,880,636	$616,135,249

Undistributed net investment income (loss)	$11,104,270	$13,452,528	$3,082,405	$12,887	$5,294,339	$3,165,881

a	Series III shares were terminated on 10-4-06.
b	Series NAV shares began operations on 2-28-05.
c	Period from 10-24-05 (commencement of operations) to 12-31-05.
d	Series NAV shares began operations on 4-29-05.
e	Series III shares began operations on 4-29-05.
f	Series III shares were terminated on 2-28-05.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Statements of Changes in Net Assets

	U.S. Multi Sector		Utilities		Value
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a]	Year ended 12/31/06[b]	Year ended 12/31/05[c]	Year ended 12/31/06	Year ended 12/31/05[c]
From operations
Net investment income (loss)	$11,877,078	$1,219,618	$3,573,262	$1,943,392	$2,572,971	$1,119,351
Net realized gain (loss)	19,675,775	2,778,332	20,239,492	19,478,331	38,505,936	58,686,709
Change in net unrealized appreciation (depreciation)	58,753,867	28,973,637	22,161,779	(2,410,177)	20,678,271	24,159,525
Increase (decrease) in net assets resulting from operations	90,306,720	32,971,587	45,974,533	19,011,546	61,757,178	35,646,535
Distributions to shareholders
From net investment income
Series I	—	—	(2,113,695)	(321,561)	(1,012,067)	(1,607,874)
Series II	—	—	(1,196,650)	(135,963)	(96,269)	(179,233)
Series III	—	—	(11,826)	(542)	—	—
Series NAV	(1,220,055)	—	(81,820)	—	(9,516)	—
From net realized gain
Series I	—	—	(11,055,816)	(4,102,102)	(37,508,678)	—
Series II	—	—	(6,768,698)	(2,465,912)	(6,675,457)	—
Series III	—	—	(71,553)	(6,806)	—	—
Series NAV	(2,054,190)	—	(420,070)	—	(322,663)	—
	(3,274,245)	—	(21,720,128)	(7,032,886)	(45,624,650)	(1,787,107)
From Fund share transactions	465,859,022	821,776,220	36,363,183	35,874,175	26,531,258	(78,429,730)

Net assets
Beginning of period	854,747,807	—	146,246,038	98,393,203	310,620,948	355,191,250
End of period	$1,407,639,304	$854,747,807	$206,863,626	$146,246,038	$353,284,734	$310,620,948

Undistributed net investment income (loss)	$11,876,626	$1,219,618	$2,306,788	$3,387,001	$2,572,969	$1,117,850

	Value & Restructuring		Vista
Increase (decrease) in net assets	Year ended 12/31/06	Year ended 12/31/05[a]	Year ended 12/31/06	Year ended 12/31/05[a]
From operations
Net investment income (loss)	$3,011,735	$477,154	($277,395)	($34,992)
Net realized gain (loss)	1,064,809	547,852	(1,309,267)	(676,775)
Change in net unrealized appreciation (depreciation)	27,695,648	7,941,794	10,223,641	3,674,733
Increase (decrease) in net assets resulting from operations	31,772,192	8,966,800	8,636,979	2,962,966
Distributions to shareholders
From net investment income
Series NAV	(490,722)	—	—	—
From net realized gain
Series NAV	(534,398)	—	—	—
	(1,025,120)	—	—	—
From Fund share transactions	153,833,909	143,832,927	42,183,400	65,908,368

Net assets
Beginning of period	152,799,727	—	68,871,334	—
End of period	$337,380,708	$152,799,727	$119,691,713	$68,871,334

Undistributed net investment income (loss)	$3,014,410	$490,643	$19,432	($411)

a	Period from 10-24-05 (commencement of operations) to 12-31-05.
b	Series III shares were terminated on 10-4-06.
c	Series NAV shares began operations on 4-29-05.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

All Cap Core

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$17.20		$15.89		$13.72	$10.43	$13.95	$17.13		$15.83	$13.69	$10.43	$13.64
Net investment income (loss)[h]	0.20		0.11		0.11	0.06	(0.02)	0.16		0.08	0.08	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	2.33		1.32		2.12	3.23	(3.50)	2.32		1.32	2.11	3.23	(3.19)
Total from investment operations	2.53		1.43		2.23	3.29	(3.52)	2.48		1.40	2.19	3.26	(3.21)
Less distributions
From net investment income	(0.13)		(0.12)		(0.06)	—	—	(0.09)		(0.10)	(0.05)	—	—
	(0.13)		(0.12)		(0.06)	—	—	(0.09)		(0.10)	(0.05)	—	—
Net asset value, end of period	$19.60		$17.20		$15.89	$13.72	$10.43	$19.52		$17.13	$15.83	$13.69	$10.43
Total return (%)[k]	14.75	[l]	9.08		16.33	31.54	(25.23)	14.54	[l]	8.89	16.06	31.26	(23.53)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$213		$228		$257	$264	$243	$11		$11	$13	$10	$4
Ratio of net expenses to average net assets (%)	0.88		0.92		0.92	0.93	0.91	1.08		1.12	1.12	1.13	1.11 [r]
Ratio of gross expenses to average net assets (%)	0.88	[p]	0.92		0.92	0.93	0.91	1.08	[p]	1.12	1.12	1.13	1.11 [r]
Ratio of net investment income (loss) to average net assets (%)	1.08		0.70		0.75	0.49	(0.20)	0.87		0.50	0.56	0.29	(0.19)[r]
Portfolio turnover (%)	240		317		257	183	153	240		317	257	183	153

	Series NAV

Period ended	12-31-06		12-31-05[a]
Per share operating performance
Net asset value, beginning of period	$17.22		$15.22
Net investment income (loss)[h]	0.24		0.10
Net realized and unrealized gain (loss) on investments	2.29		1.90
Total from investment operations	2.53		2.00
Less distributions
From net investment income	(0.13)		—
	(0.13)		—
Net asset value, end of period	$19.62		$17.22
Total return (%)[k]	14.77	[l]	13.14	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$385		—	[n]
Ratio of net expenses to average net assets (%)	0.83		0.88	[r]
Ratio of gross expenses to average net assets (%)	0.83	[p]	0.88	[r]
Ratio of net investment income (loss) to average net assets (%)	1.32		0.83	[r]
Portfolio turnover (%)	240		317

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

All Cap Growth

	Series I								Series II

Period ended	12-31-06		12-31-05		12-31-04		12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$16.73		$15.35		$14.41		$11.15	$14.75	$16.62		$15.28	$14.37	$11.14	$14.49
Net investment income (loss)[h]	—	[j]	—	[j]	—	[j]	(0.05)	(0.06)	(0.03)		(0.04)	(0.02)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.10		1.38		0.94		3.31	(3.54)	1.08		1.38	0.93	3.30	(3.29)
Total from investment operations	1.10		1.38		0.94		3.26	(3.60)	1.05		1.34	0.91	3.23	(3.35)
Net asset value, end of period	$17.83		$16.73		$15.35		$14.41	$11.15	$17.67		$16.62	$15.28	$14.37	$11.14
Total return (%)	6.58	[l]	8.99		6.52		29.24	(24.41)	6.32	[l]	8.77	6.33	28.99	(23.12)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$246		$288		$475		$520	$457	$30		$34	$150	$87	$25
Ratio of net expenses to average net assets (%)	0.95		1.00		1.00		1.01	1.02	1.15		1.20	1.20	1.21	1.22 [r]
Ratio of gross expenses to average net assets (%)	0.95	[p]	1.00		1.00		1.01	1.02	1.15	[p]	1.20	1.20	1.21	1.22 [r]
Ratio of net investment income (loss) to average net assets (%)	0.03		(0.02)		(0.01)		(0.38)	(0.43)	(0.17)		(0.24)	(0.11)	(0.58)	(0.54)[r]
Portfolio turnover (%)	117		99		77		58	80	117		99	77	58	80

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$16.75		$15.20
Net investment income (loss)[h]	0.01		—	[j]
Net realized and unrealized gain (loss) on investments	1.10		1.55
Total from investment operations	1.11		1.55
Net asset value, end of period	17.86		$16.75
Total return (%)	6.63	[l]	10.20	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$121		$69
Ratio of net expenses to average net assets (%)	0.90		0.91	[r]
Ratio of gross expenses to average net assets (%)	0.90	[p]	0.91	[r]
Ratio of net investment income (loss) to average net assets (%)	0.08		0.04	[r]
Portfolio turnover (%)	117		99

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

All Cap Value

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$14.70	$14.54	$12.58	$9.10	$12.61	$14.66	$14.48	$12.54	$9.09	$12.56
Net investment income (loss)[h]	0.11	0.11	0.12	0.07	0.02	0.09	0.09	0.11	0.05	—	[j]
Net realized and unrealized gain (loss) on investments	1.68	0.67	1.88	3.42	(3.53)	1.67	0.65	1.87	3.41	(3.47)
Total from investment operations	1.79	0.78	2.00	3.49	(3.51)	1.76	0.74	1.98	3.46	(3.47)
Less distributions
From net investment income	(0.15)	(0.08)	(0.04)	(0.01)	— [j]	(0.12)	(0.02)	(0.04)	(0.01)	—	[j]
From net realized gain	(3.31)	(0.54)	—	—	—	(3.31)	(0.54)	—	—	—
	(3.46)	(0.62)	(0.04)	(0.01)	— [j]	(3.43)	(0.56)	(0.04)	(0.01)	—	[j]
Net asset value, end of period	$13.03	$14.70	$14.54	$12.58	$9.10	$12.99	$14.66	$14.48	$12.54	$9.09
Total return (%)[k]	13.71 [l]	5.71	15.96	38.36	(27.83)	13.53 [l]	5.42	15.79	38.16	(27.63)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$68	$70	$204	$184	$32	$66	$66	$192	$101	$7
Ratio of net expenses to average net assets (%)	0.92	0.94	0.95	0.98	1.15	1.12	1.14	1.15	1.18	1.34	[r]
Ratio of gross expenses to average net assets (%)	0.92 [p]	0.94	0.95	0.98	1.15	1.12 [p]	1.14	1.15	1.18	1.34	[r]
Ratio of net investment income (loss) to average net assets (%)	0.86	0.78	0.94	0.64	0.15	0.66	0.61	0.81	0.44	0.04	[r]
Portfolio turnover (%)	57	78	43	52	31	57	78	43	52	31

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.66	$14.55
Net investment income (loss)[h]	0.12	0.08
Net realized and unrealized gain (loss) on investments	1.68	0.69
Total from investment operations	1.80	0.77
Less distributions
From net investment income	(0.16)	(0.12)
From net realized gain	(3.31)	(0.54)
	(3.47)	(0.66)
Net asset value, end of period	$12.99	$14.66
Total return (%)[k]	13.82 [l]	5.68 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$232	$127
Ratio of net expenses to average net assets (%)	0.87	0.87 [r]
Ratio of gross expenses to average net assets (%)	0.87 [p]	0.87 [r]
Ratio of net investment income (loss) to average net assets (%)	0.93	0.68 [r]
Portfolio turnover (%)	57	78

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

American Blue Chip Income and Growth

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$16.00	$16.90	$15.46	$13.66		$15.98	$16.85	$15.44	$12.50
Net investment income (loss)[v]	0.13 [h]	0.09 [h]	0.04	—	[j]	0.11 [h]	0.07 [h]	0.01	—	[j]
Net realized and unrealized gain (loss) on investments	2.54	0.89	1.40	1.80		2.53	0.90	1.40	2.94
Total from investment operations	2.67	0.98	1.44	1.80		2.64	0.97	1.41	2.94
Less distributions
From net investment income	(0.09)	(0.05)	—	—		(0.07)	(0.01)	—	—
From net realized gain	(0.29)	(1.83)	—	—		(0.29)	(1.83)	—	—
	(0.38)	(1.88)	—	—		(0.36)	(1.84)	—	—
Net asset value, end of period	$18.29	$16.00	$16.90	$15.46		$18.26	$15.98	$16.85	$15.44
Total return (%)[k]	16.99	6.76	9.31	13.18	[m]	16.79	6.66	9.13	23.52	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$17	$7	$3	$1		$198	$185	$180	$181
Ratio of net expenses to average net assets (%)[q]	0.39	0.39	0.39	0.39	[r]	0.54	0.53	0.54	0.54	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	0.79	0.60	0.29	(0.39)[r]		0.63	0.47	0.05	(0.54)[r]
Portfolio turnover (%)	15	10	54	—	[m,z]	15	10	54	—	[m,z]

a	Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
m	Not annualized.
q	Does not include expenses of the investment companies in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.
z	Less than 1%.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

American Bond

	Series I			Series II

Period ended	12-31-06	12-31-05 [a]		12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$12.50	$12.36		$12.49	$12.50
Net investment income (loss)[h,v]	0.35	(0.01)		0.41	(0.02)
Net realized and unrealized gain (loss) on investments	0.47	0.15		0.40	0.01
Total from investment operations	0.82	0.14		0.81	(0.01)
Net asset value, end of period	$13.32	$12.50		$13.30	$12.49
Total return (%)[k]	6.56	1.13	[m]	6.49	(0.08)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[n]	$550	$148
Ratio of net expenses to average net assets (%)[q]	0.38	0.40	[r]	0.53	0.55 [r]
Ratio of net investment income (loss) to average net assets (%)[v]	2.73	(0.40)[r]		3.24	(0.55)[r]
Portfolio turnover (%)	1	2	[m]	1	2 [m]

a	Series I and Series II shares began operations on 11-2-05 and 7-29-05, respectively.
h	Based on the average of the shares outstanding.
m	Not annualized.
n	Less than $500,000.
q	Does not include expenses of the investment companies in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the portfolio invests.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

American Growth

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$19.98	$17.28	$15.42	$13.94		$19.90	$17.24	$15.41	$12.50
Net investment income (loss)[v]	0.13 [h]	0.10 [h]	(0.01)	—	[j]	0.07 [h]	0.05 [h]	(0.04)	—	[j]
Net realized and unrealized gain (loss) on investments	1.81	2.62	1.88	1.48		1.84	2.63	1.88	2.91
Total from investment operations	1.94	2.72	1.87	1.48		1.91	2.68	1.84	2.91
Less distributions
From net investment income	(0.06)	—	—	—		(0.04)	—	—	—
From net realized gain	(0.13)	(0.02)	(0.01)	—		(0.13)	(0.02)	(0.01)	—
	(0.19)	(0.02)	(0.01)	—		(0.17)	(0.02)	(0.01)	—
Net asset value, end of period	$21.73	$19.98	$17.28	$15.42		$21.64	$19.90	$17.24	$15.41
Total return (%)[k]	9.80	15.78	12.10	10.62	[m]	9.64	15.59	11.91	23.28	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$99	$57	$17	$3		$1,485	$1,134	$708	$270
Ratio of net expenses to average net assets (%)[q]	0.38	0.38	0.37	0.38	[r]	0.53	0.53	0.52	0.53	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	0.62	0.54	(0.12)	0.04	[r]	0.33	0.25	(0.30)	(0.23)[r]
Portfolio turnover (%)	3	3	1	1	[m]	3	3	1	1	[m]

a	Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
m	Not annualized.
q	Does not include expenses of the investment companies in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

American Growth-Income

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$17.81	$17.00	$15.55	$13.78		$17.77	$16.97	$15.53	$12.50
Net investment income (loss)[v]	0.25 [h]	0.27 [h]	0.05	0.10		0.22 [h]	0.24 [h]	0.04	0.09
Net realized and unrealized gain (loss) on investments	2.36	0.65	1.49	1.67		2.35	0.66	1.48	2.94
Total from investment operations	2.61	0.92	1.54	1.77		2.57	0.90	1.52	3.03
Less distributions
From net investment income	(0.21)	(0.08)	(0.07)	—		(0.18)	(0.07)	(0.06)	—
From net realized gain	(0.02)	(0.03)	(0.02)	—		(0.02)	(0.03)	(0.02)	—
	(0.23)	(0.11)	(0.09)	—		(0.20)	(0.10)	(0.08)	—
Net asset value, end of period	$20.19	$17.81	$17.00	$15.55		$20.14	$17.77	$16.97	$15.53
Total return (%)[k]	14.80	5.44	9.96	12.84	[m]	14.62	5.29	9.83	24.24	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$20	$14	$9	$1		$1,237	$873	$558	$182
Ratio of net expenses to average net assets (%)[q]	0.38	0.38	0.37	0.38	[r]	0.53	0.53	0.52	0.53	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.35	1.55	1.01	3.66	[r]	1.17	1.41	0.68	2.08	[r]
Portfolio turnover (%)	2	1	1	2	[m]	2	1	1	2	[m]

a	Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
m	Not annualized.
q	Does not include expenses of the investment companies in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

American International

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$21.44	$19.37	$16.68	$13.78		$21.40	$19.34	$16.66	$12.50
Net investment income (loss)[v]	0.36 [h]	0.34 [h]	0.13	0.16		0.30 [h]	0.25 [h]	0.11	0.14
Net realized and unrealized gain (loss) on investments	3.57	3.40	2.97	2.74		3.58	3.45	2.96	4.02
Total from investment operations	3.93	3.74	3.10	2.90		3.88	3.70	3.07	4.16
Less distributions
From net investment income	(0.21)	(0.14)	(0.12)	—		(0.18)	(0.11)	(0.10)	—
From net realized gain	(0.24)	(1.53)	(0.29)	—		(0.24)	(1.53)	(0.29)	—
	(0.45)	(1.67)	(0.41)	—		(0.42)	(1.64)	(0.39)	—
Net asset value, end of period	$24.92	$21.44	$19.37	$16.68		$24.86	$21.40	$19.34	$16.66
Total return (%)[k]	18.53	21.07	18.88	21.04	[m]	18.32	20.87	18.74	33.28	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$70	$35	$10	$3		$951	$624	$307	$178
Ratio of net expenses to average net assets (%)[q]	0.38	0.38	0.38	0.39	[r]	0.53	0.53	0.53	0.54	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.56	1.75	1.57	3.34	[r]	1.30	1.31	1.07	2.01	[r]
Portfolio turnover (%)	6	6	65	22	[m]	6	6	65	22	[m]

a	Series I and Series II shares began operations on 7-9-03 and 5-5-03, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
m	Not annualized.
q	Does not include expenses of the investment companies in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Blue Chip Growth

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$17.73	$16.86		$15.48	$11.99	$15.83	$17.68	$16.78		$15.43	$11.98	$15.53
Net investment income (loss)[h]	0.10	0.04		0.08	0.02	0.01	0.06	0.01		0.07	— [j]	— [j]
Net realized and unrealized gain (loss) on investments	1.60	0.90		1.32	3.48	(3.85)	1.59	0.89		1.29	3.47	(3.55)
Total from investment operations	1.70	0.94		1.40	3.50	(3.84)	1.65	0.90		1.36	3.47	(3.55)
Less distributions
From net investment income	(0.04)	(0.07)		(0.02)	(0.01)	—	(0.01)	—		(0.01)	(0.02)	—
	(0.04)	(0.07)		(0.02)	(0.01)	—	(0.01)	—		(0.01)	(0.02)	—
Net asset value, end of period	$19.39	$17.73		$16.86	$15.48	$11.99	$19.32	$17.68		$16.78	$15.43	$11.98
Total return (%)[k,l]	9.58 [y]	5.60		9.03	29.17	(24.26)	9.31 [y]	5.36		8.83	29.02	(22.86)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$668	$769		$1,309	$1,291	$1,093	$176	$181		$471	$205	$61
Ratio of net expenses to average net assets (%)	0.86	0.89		0.88	0.90	0.91	1.06	1.09		1.08	1.10	1.11 [r]
Ratio of gross expenses to average net assets (%)[p]	0.88	0.92		0.91	0.92	0.93	1.08	1.12		1.11	1.12	1.13 [r]
Ratio of net investment income (loss) to average net assets (%)	0.53	0.24		0.53	0.15	0.05	0.32	0.04		0.47	(0.03)	(0.01)[r]
Portfolio turnover (%)	37	65	[x]	31	35	39	37	65	[x]	31	35	39

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$17.71	$16.32
Net investment income (loss)[h]	0.10	0.04
Net realized and unrealized gain (loss) on investments	1.59	1.45
Total from investment operations	1.69	1.49
Less distributions
From net investment income	(0.04)	(0.10)
	(0.04)	(0.10)
Net asset value, end of period	$19.36	$17.71
Total return (%)[k,l]	9.59 [y]	9.19	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1,880	$1,480
Ratio of net expenses to average net assets (%)	0.81	0.84	[r]
Ratio of gross expenses to average net assets (%)[p]	0.83	0.87	[r]
Ratio of net investment income (loss) to average net assets (%)	0.56	0.28	[r]
Portfolio turnover (%)	37	65	[x]

a	Series II and Series NAV began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during periods shown.
r	Annualized.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Capital Appreciation

	Series I						Series II

Period ended	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04		12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$10.02		$8.79	$8.04	$6.21	$8.95	$9.96	$8.76	$8.02		$6.20	$8.73
Net investment income (loss)[h]	0.01		(0.01)	0.01	(0.01)	(0.01)	(0.01)	(0.02)	—	[j]	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.20		1.24	0.74	1.84	(2.73)	0.20	1.22	0.74		1.85	(2.51)
Total from investment operations	0.21		1.23	0.75	1.83	(2.74)	0.19	1.20	0.74		1.82	(2.53)
Less distributions
From net realized gain	(1.16)		—	—	—	—	(1.16)	—	—		—	—
	(1.16)		—	—	—	—	(1.16)	—	—		—	—
Net asset value, end of period	$9.07		$10.02	$8.79	$8.04	$6.21	$8.99	$9.96	$8.76		$8.02	$6.20
Total return (%)	2.26	[k,l,y]	13.99	9.33	29.47	(30.61)	2.06 [k,l,y]	13.70	9.23		29.35	(28.98)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$263		$52	$129	$121	$100	$113	$47	$125		$72	$23
Ratio of net expenses to average net assets (%)	0.83		0.95	0.97	0.99	1.05	1.03	1.15	1.17		1.19	1.25 [r]
Ratio of gross expenses to average net assets (%)	0.83	[p]	0.95	0.97	0.99	1.05	1.03 [p]	1.15	1.17		1.19	1.25 [r]
Ratio of net investment income (loss) to average net assets (%)	0.11		(0.10)	0.15	(0.13)	(0.14)	(0.09)	(0.27)	0.02		(0.35)	(0.27)[r]
Portfolio turnover (%)	114	[x]	101	79	71	67	114 [x]	101	79		71	67

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$10.02		$8.51
Net investment income (loss)[h]	0.01		(0.01)
Net realized and unrealized gain (loss) on investments	0.21		1.53
Total from investment operations	0.22		1.52
Less distributions
From net investment income	—		(0.01)
From net realized gain	(1.16)		—
	(1.16)		(0.01)
Net asset value, end of period	$9.08		$10.02
Total return (%)[k]	2.38	[l,y]	17.88 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$627		$207
Ratio of net expenses to average net assets (%)	0.78		0.88 [r]
Ratio of gross expenses to average net assets (%)	0.78	[p]	0.88 [r]
Ratio of net investment income (loss) to average net assets (%)	0.15		(0.18)[r]
Portfolio turnover (%)	114	[x]	101

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Classic Value

	Series I				Series II

Period ended	12-31-06	12-31-05	12-31-04	[a]	12-31-06	12-31-05	12-31-04	[a]
Per share operating performance
Net asset value, beginning of period	$14.37	$13.84	$12.50		$14.36	$13.83	$12.50
Net investment income (loss)[h]	0.19	0.13	0.05		0.16	0.09	0.04
Net realized and unrealized gain (loss) on investments	2.11	1.17	1.36		2.11	1.18	1.36
Total from investment operations	2.30	1.30	1.41		2.27	1.27	1.40
Less distributions
From net investment income	(0.15)	(0.08)	(0.03)		(0.12)	(0.05)	(0.03)
From net realized gain	(0.32)	(0.69)	(0.04)		(0.32)	(0.69)	(0.04)
	(0.47)	(0.77)	(0.07)		(0.44)	(0.74)	(0.07)
Net asset value, end of period	$16.20	$14.37	$13.84		$16.19	$14.36	$13.83
Total return (%)[k]	16.04 [l]	9.42	11.31	[l,m]	15.83 [l]	9.22	11.17	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$30	$12	$3		$40	$19	$11
Ratio of net expenses to average net assets (%)	0.96	1.11	1.42	[r]	1.16	1.32	1.62	[r]
Ratio of gross expenses to average net assets (%)	0.96 [p]	1.11	1.48	[p,r]	1.16 [p]	1.32	1.68	[p,r]
Ratio of net investment income (loss) to average net assets (%)	1.24	0.88	0.59	[r]	1.03	0.62	0.44	[r]
Portfolio turnover (%)	47	42	9	[m]	47	42	9	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.38	$13.42
Net investment income (loss)[h]	0.20	0.09
Net realized and unrealized gain (loss) on investments	2.12	1.64
Total from investment operations	2.32	1.73
Less distributions
From net investment income	(0.16)	(0.09)
From net realized gain	(0.32)	(0.68)
	(0.48)	(0.77)
Net asset value, end of period	$16.22	$14.38
Total return (%)[k]	16.15 [l]	12.88 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$8	$3
Ratio of net expenses to average net assets (%)	0.91	1.03 [r]
Ratio of gross expenses to average net assets (%)	0.91 [p]	1.03 [r]
Ratio of net investment income (loss) to average net assets (%)	1.28	0.91 [r]
Portfolio turnover (%)	47	42

a	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total return would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Core Equity

	Series I						Series II

Period ended	12-31-06		12-31-05		12-31-04	[a]	12-31-06	12-31-05	12-31-04	[a]
Per share operating performance
Net asset value, beginning of period	$15.07		$14.23		$12.50		$15.03	$14.21	$12.50
Net investment income (loss)[h]	—	[j]	0.01		—	[j]	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.95		0.83		1.73		0.94	0.85	1.73
Total from investment operations	0.95		0.84		1.73		0.91	0.82	1.71
Less distributions
From net realized gain	(0.88)		—		—		(0.88)	—	—
	(0.88)		—		—		(0.88)	—	—
Net asset value, end of period	$15.14		$15.07		$14.23		$15.06	$15.03	$14.21
Total return (%)	6.73	[k,l]	5.90		13.84	[m]	6.47 [k,l]	5.77	13.68	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1		$194		$54	$57	$237
Ratio of net expenses to average net assets (%)	0.88		0.91		0.96	[r]	1.08	1.11	1.16	[r]
Ratio of gross expenses to average net assets (%)	0.88	[p]	0.91		0.96	[r]	1.08 [p]	1.11	1.16	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.01)		0.07		(0.05)[r]		(0.22)	(0.21)	(0.26)[r]
Portfolio turnover (%)	35		65		6	[m]	35	65	6	[m]

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.09		$13.71
Net investment income (loss)[h]	—	[j]	—	[j]
Net realized and unrealized gain (loss) on investments	0.95		1.38
Total from investment operations	0.95		1.38
Less distributions
From net realized gain	(0.88)		—
	(0.88)		—
Net asset value, end of period	$15.16		$15.09
Total return (%)	6.73	[k,l]	10.07	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$479		$403
Ratio of net expenses to average net assets (%)	0.83		0.85	[r]
Ratio of gross expenses to average net assets (%)	0.83	[p]	0.85	[r]
Ratio of net investment income (loss) to average net assets (%)	0.03		(0.02)[r]
Portfolio turnover (%)	35		65

a	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Dynamic Growth

	Series I								Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03		12-31-02	12-31-06		12-31-05	12-31-04	12-31-03		12-31-02[a]
Per share operating performance
Net asset value, beginning of period	$5.44		$4.84		$4.40	$3.41		$4.76	$5.41		$4.83	$4.39	$3.40		$4.40
Net investment income (loss)[h]	(0.04)		(0.04)		(0.03)	(0.03)		(0.02)	(0.05)		(0.05)	(0.04)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	0.64		0.64		0.47	1.02		(1.33)	0.63		0.63	0.48	1.02		(0.97)
Total from investment operations	0.60		0.60		0.44	0.99		(1.35)	0.58		0.58	0.44	0.99		(1.00)
Net asset value, end of period	$6.04		$5.44		$4.84	$4.40		$3.41	$5.99		$5.41	$4.83	$4.39		$3.40
Total return (%)	11.03	[l]	12.40		10.00	29.03		(28.36)	10.72	[l]	12.01	10.02	29.12		(22.73)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$116		$133		$129	$140		$64	$34		$43	$40	$42		$4
Ratio of net expenses to average net assets (%)	1.03		1.07		1.07	1.09	[t]	1.10	1.23		1.27	1.27	1.29	[t]	1.30 [r]
Ratio of gross expenses to average net assets (%)	1.03	[p]	1.07		1.07	1.09		1.10	1.23	[p]	1.27	1.27	1.29		1.30 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.69)		(0.74)		(0.72)	(0.68)		(0.55)	(0.89)		(0.94)	(0.92)	(0.88)		(0.81)[r]
Portfolio turnover (%)	45		78		121	133	[x]	165	45		78	121	133	[x]	165

	Series NAV

Period ended	12-31-06		12-31-05	[a]
Per share operating performance
Net asset value, beginning of period	$5.45		$4.64
Net investment income (loss)[h]	(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	0.63		0.83
Total from investment operations	0.59		0.81
Net asset value, end of period	$6.04		$5.45
Total return (%)	10.83	[l]	17.46	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1		—	[n]
Ratio of net expenses to average net assets (%)	0.98		1.01	[r]
Ratio of gross expenses to average net assets (%)	0.98	[p]	1.01	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.62)		(0.67)[r]
Portfolio turnover (%)	45		78

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.
t	The ratios of net operating expenses excluding costs incurred in connection with the reorganization were 1.08% for Series I and 1.28% for Series II.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Emerging Growth

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$17.72	$16.46	$15.75	$12.50		$17.61	$16.40	$15.73	$12.50
Net investment income (loss)[h]	(0.12)	(0.07)	(0.06)	(0.09)		(0.14)	(0.12)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	2.13	1.33	1.13	3.95		2.11	1.33	1.14	3.95
Total from investment operations	2.01	1.26	1.07	3.86		1.97	1.21	1.03	3.84
Less distributions
From net investment income	—	—	—	(0.61)		—	—	—	(0.61)
From net realized gain	(7.03)	—	(0.36)	—		(7.03)	—	(0.36)	—
	(7.03)	—	(0.36)	(0.61)		(7.03)	—	(0.36)	(0.61)
Net asset value, end of period	$12.70	$17.72	$16.46	$15.75		$12.55	$17.61	$16.40	$15.73
Total return (%)[k]	11.60 [l]	7.65	6.89	30.84	[l,m]	11.38 [l]	7.38	6.64	30.68	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2	$2	$286	$3		$13	$9	$15	$6
Ratio of net expenses to average net assets (%)	1.36	0.92	0.92	1.35	[r]	1.53	1.24	1.20	1.55	[r]
Ratio of gross expenses to average net assets (%)	1.62 [p]	0.92	0.92	2.54	[p,r]	1.59 [p]	1.24	1.20	2.74	[p,r]
Ratio of net investment income (loss) to average net assets (%)	(0.85)	(0.42)	(0.43)	(0.89)[r]		(1.01)	(0.74)	(0.74)	(1.08)[r]
Portfolio turnover (%)	192	121	191	183	[m]	192	121	191	183	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$17.73	$16.31
Net investment income (loss)[h]	(0.11)	(0.05)
Net realized and unrealized gain (loss) on investments	2.12	1.47
Total from investment operations	2.01	1.42
Less distributions
From net realized gain	(7.03)	—
	(7.03)	—
Net asset value, end of period	$12.71	$17.73
Total return (%)[k]	11.59 [l]	8.71 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$16	$11
Ratio of net expenses to average net assets (%)	1.31	0.95 [r]
Ratio of gross expenses to average net assets (%)	1.49 [p]	0.95 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.81)	(0.40)[r]
Portfolio turnover (%)	192	121

a	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Emerging Small Company

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$30.20	$28.75		$25.78	$18.45	$26.06	$30.02	$28.63	$25.72	$18.44	$25.13
Net investment income (loss)[h]	(0.17)	(0.18)		(0.21)	(0.12)	(0.12)	(0.23)	(0.23)	(0.26)	(0.18)	(0.11)
Net realized and unrealized gain (loss) on investments	1.00	1.63		3.18	7.45	(7.49)	0.99	1.62	3.17	7.46	(6.58)
Total from investment operations	0.83	1.45		2.97	7.33	(7.61)	0.76	1.39	2.91	7.28	(6.69)
Less distributions
From net realized gain	(1.61)	—		—	—	—	(1.61)	—	—	—	—
	(1.61)	—		—	—	—	(1.61)	—	—	—	—
Net asset value, end of period	$29.42	$30.20		$28.75	$25.78	$18.45	$29.17	$30.02	$28.63	$25.72	$18.44
Total return (%)	2.41 [k,l]	5.04		11.52	39.73	(29.20)	2.18 [k,l]	4.86	11.31	39.48	(26.62)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$213	$259		$393	$401	$294	$53	$71	$120	$83	$18
Ratio of net expenses to average net assets (%)	1.08	1.12		1.11	1.11	1.12	1.28	1.32	1.31	1.31	1.32 [r]
Ratio of gross expenses to average net assets (%)	1.08 [p]	1.12		1.11	1.11	1.12	1.28 [p]	1.32	1.31	1.31	1.32 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.57)	(0.63)		(0.76)	(0.58)	(0.57)	(0.77)	(0.83)	(0.98)	(0.82)	(0.63)[r]
Portfolio turnover (%)	164	54		55	51	35	164	54	55	51	35

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$30.23	$28.21
Net investment income (loss)[h]	(0.15)	(0.15)
Net realized and unrealized gain (loss) on investments	0.99	2.17
Total from investment operations	0.84	2.02
Less distributions
From net realized gain	(1.61)	—
	(1.61)	—
Net asset value, end of period	$29.46	$30.23
Total return (%)	2.44 [k,l]	7.16	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[n]
Ratio of net expenses to average net assets (%)	1.03	1.03	[r]
Ratio of gross expenses to average net assets (%)	1.03 [p]	1.03	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.50)	(0.61)[r]
Portfolio turnover (%)	164	54

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Equity-Income

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$16.87	$17.04		$15.22	$12.62	$15.13	$16.81	$16.96	$15.17	$12.61	$15.05
Net investment income (loss)[h]	0.27	0.25		0.24	0.23	0.22	0.24	0.22	0.21	0.21	0.21
Net realized and unrealized gain (loss) on investments	2.75	0.38		1.96	2.85	(2.13)	2.73	0.38	1.95	2.84	(2.05)
Total from investment operations	3.02	0.63		2.20	3.08	(1.91)	2.97	0.60	2.16	3.05	(1.84)
Less distributions
From net investment income	(0.27)	(0.21)		(0.20)	(0.22)	(0.19)	(0.24)	(0.16)	(0.19)	(0.23)	(0.19)
From net realized gain	(1.10)	(0.59)		(0.18)	(0.26)	(0.41)	(1.10)	(0.59)	(0.18)	(0.26)	(0.41)
	(1.37)	(0.80)		(0.38)	(0.48)	(0.60)	(1.34)	(0.75)	(0.37)	(0.49)	(0.60)
Net asset value, end of period	$18.52	$16.87		$17.04	$15.22	$12.62	$18.44	$16.81	$16.96	$15.17	$12.61
Total return (%)[k,l]	19.02 [y]	3.92		14.81	25.57	(13.28)	18.76 [y]	3.72	14.61	25.40	(12.89)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$830	$846		$1,364	$1,277	$1,015	$320	$304	$573	$314	$87
Ratio of net expenses to average net assets (%)	0.87	0.89		0.88	0.89	0.91	1.07	1.08	1.08	1.09	1.11 [r]
Ratio of gross expenses to average net assets (%)[p]	0.89	0.91		0.91	0.92	0.93	1.09	1.11	1.11	1.12	1.13 [r]
Ratio of net investment income (loss) to average net assets (%)	1.60	1.53		1.53	1.73	1.58	1.40	1.35	1.38	1.55	1.83 [r]
Portfolio turnover (%)	16	48	[x]	21	15	18	16	48 [x]	21	15	18

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$16.85	$17.11
Net investment income (loss)[h]	0.28	0.23
Net realized and unrealized gain (loss) on investments	2.74	0.34
Total from investment operations	3.02	0.57
Less distributions
From net investment income	(0.28)	(0.24)
From net realized gain	(1.10)	(0.59)
	(1.38)	(0.83)
Net asset value, end of period	$18.49	$16.85
Total return (%)[k,l]	19.05 [y]	3.57	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1,290	$1,189
Ratio of net expenses to average net assets (%)	0.82	0.83	[r]
Ratio of gross expenses to average net assets (%)[p]	0.84	0.86	[r]
Ratio of net investment income (loss) to average net assets (%)	1.65	1.64	[r]
Portfolio turnover (%)	16	48	[x]

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Financial Services

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$15.31		$14.00		$12.73	$9.55	$11.63	$15.24		$13.93		$12.69	$9.54	$11.48
Net investment income (loss)[h]	0.10		0.07		0.05	0.06	0.03	0.06		0.04		0.02	0.04	0.03
Net realized and unrealized gain (loss) on investments	3.43		1.29		1.27	3.14	(2.11)	3.40		1.30		1.26	3.14	(1.97)
Total from investment operations	3.53		1.36		1.32	3.20	(2.08)	3.46		1.34		1.28	3.18	(1.94)
Less distributions
From net investment income	(0.06)		(0.05)		(0.05)	(0.02)	— [j]	(0.03)		(0.03)		(0.04)	(0.03)	—	[j]
From net realized gain	—	[j]	—		—	—	—	—	[j]	—		—	—	—
	(0.06)		(0.05)		(0.05)	(0.02)	— [j]	(0.03)		(0.03)		(0.04)	(0.03)	—	[j]
Net asset value, end of period	$18.78		$15.31		$14.00	$12.73	$9.55	$18.67		$15.24		$13.93	$12.69	$9.54
Total return (%)[k]	23.12	[l,y]	9.78	[l]	10.38	33.58	(17.88)	22.77	[l,y]	9.62	[l]	10.09	33.40	(16.90)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$80		$54		$53	$52	$37	$62		$44		$43	$36	$12
Ratio of net expenses to average net assets (%)	0.91		0.99		1.01	1.05	1.07	1.11		1.19		1.21	1.25	1.27	[r]
Ratio of gross expenses to average net assets (%)	0.91	[p]	1.01	[p]	1.01	1.05	1.07	1.11	[p]	1.21	[p]	1.21	1.25	1.27	[r]
Ratio of net investment income (loss) to average net assets (%)	0.58		0.47		0.36	0.58	0.31	0.38		0.27		0.17	0.37	0.37	[r]
Portfolio turnover (%)	12		51	[x]	12	25	34	12		51	[x]	12	25	34

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.31		$13.32
Net investment income (loss)[h]	0.10		0.05
Net realized and unrealized gain (loss) on investments	3.43		1.94
Total from investment operations	3.53		1.99
Less distributions
From net investment income	(0.07)		—
From net realized gain	—	[j]	—
	(0.07)		—
Net asset value, end of period	$18.77		$15.31
Total return (%)[k]	23.16	[l,y]	14.94	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$55		$54
Ratio of net expenses to average net assets (%)	0.86		0.88	[r]
Ratio of gross expenses to average net assets (%)	0.86	[p]	0.92	[p,r]
Ratio of net investment income (loss) to average net assets (%)	0.63		0.52	[r]
Portfolio turnover (%)	12		51	[x]

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Fundamental Value

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$15.32	$14.14		$12.71	$9.82	$11.73	$15.26	$14.07		$12.68	$9.82	$11.48
Net investment income (loss)[h]	0.13	0.12		0.10	0.08	0.07	0.10	0.09		0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	2.01	1.12		1.39	2.84	(1.97)	2.00	1.13		1.38	2.83	(1.72)
Total from investment operations	2.14	1.24		1.49	2.92	(1.90)	2.10	1.22		1.45	2.89	(1.65)
Less distributions
From net investment income	(0.12)	(0.06)		(0.06)	(0.03)	(0.01)	(0.10)	(0.03)		(0.06)	(0.03)	(0.01)
From net realized gain	(0.52)	—		—	—	—	(0.52)	—		—	—	—
	(0.64)	(0.06)		(0.06)	(0.03)	(0.01)	(0.62)	(0.03)		(0.06)	(0.03)	(0.01)
Net asset value, end of period	$16.82	$15.32		$14.14	$12.71	$9.82	$16.74	$15.26		$14.07	$12.68	$9.82
Total return (%)[k]	14.51 [l]	8.84	[l]	11.80	29.83	(16.20)	14.24 [l]	8.70	[l]	11.44	29.57	(14.46)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$204	$202		$429	$355	$269	$391	$270		$386	$203	$65
Ratio of net expenses to average net assets (%)	0.86	0.90		0.94	0.97	0.98	1.06	1.10		1.14	1.17	1.18 [r]
Ratio of gross expenses to average net assets (%)	0.86 [p]	0.92	[p]	0.94	0.97	0.98	1.06 [p]	1.12	[p]	1.14	1.17	1.18 [r]
Ratio of net investment income (loss) to average net assets (%)	0.86	0.84		0.74	0.78	0.71	0.66	0.63		0.56	0.59	0.75 [r]
Portfolio turnover (%)	18	36		6	12	19	18	36		6	12	19

	Series NAV

Period ended	12-31-06	12-31-05[a]
Per share operating performance
Net asset value, beginning of period	$15.29	$14.37
Net investment income (loss)[h]	0.14	0.13
Net realized and unrealized gain (loss) on investments	2.01	0.89
Total from investment operations	2.15	1.02
Less distributions
From net investment income	(0.14)	(0.10)
From net realized gain	(0.52)	—
	(0.66)	(0.10)
Net asset value, end of period	$16.78	$15.29
Total return (%)[k]	14.56 [l]	7.14	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$612	$482
Ratio of net expenses to average net assets (%)	0.81	0.82	[r]
Ratio of gross expenses to average net assets (%)	0.81 [p]	0.85	[p,r]
Ratio of net investment income (loss) to average net assets (%)	0.91	1.08	[r]
Portfolio turnover (%)	18	36

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Global

	Series I							Series II

Period ended	12-31-06	12-31-05		12-31-04		12-31-03	12-31-02	12-31-06		12-31-05		12-31-04		12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$16.17	$14.79		$13.11		$10.39	$13.00	$16.09		$14.73		$13.07		$10.39	$12.72
Net investment income (loss)[h]	0.27	0.22		0.18		0.10	0.08	0.24		0.18		0.16		0.08	0.05
Net realized and unrealized gain (loss) on investments	2.99	1.35		1.73		2.72	(2.54)	2.97		1.35		1.72		2.71	(2.23)
Total from investment operations	3.26	1.57		1.91		2.82	(2.46)	3.21		1.53		1.88		2.79	(2.18)
Less distributions
From net investment income	(0.23)	(0.19)		(0.23)		(0.10)	(0.15)	(0.20)		(0.17)		(0.22)		(0.11)	(0.15)
	(0.23)	(0.19)		(0.23)		(0.10)	(0.15)	(0.20)		(0.17)		(0.22)		(0.11)	(0.15)
Net asset value, end of period	$19.20	$16.17		$14.79		$13.11	$10.39	$19.10		$16.09		$14.73		$13.07	$10.39
Total return (%)[k]	20.32 [l]	10.72	[l]	14.75	[l]	27.46	(19.11)	20.09	[l]	10.50	[l]	14.53	[l]	27.23	(17.33)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$359	$344		$358		$363	$348	$41		$36		$28		$20	$9
Ratio of net expenses to average net assets (%)	0.99	1.00		1.00		1.05	1.04	1.19		1.19		1.20		1.25	1.24 [r]
Ratio of gross expenses to average net assets (%)	1.01 [p]	1.05	[p]	1.05	[p]	1.05	1.04	1.21	[p]	1.25	[p]	1.25	[p]	1.25	1.24 [r]
Ratio of net investment income (loss) to average net assets (%)	1.58	1.43		1.36		0.93	0.72	1.38		1.21		1.21		0.68	0.55 [r]
Portfolio turnover (%)	27	24		39		149	92	27		24		39		149	92

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$16.17	$14.36
Net investment income (loss)[h]	0.27	0.11
Net realized and unrealized gain (loss) on investments	3.00	1.70
Total from investment operations	3.27	1.81
Less distributions
From net investment income	(0.24)	—
	(0.24)	—
Net asset value, end of period	$19.20	$16.17
Total return (%)[k,l]	20.42	12.60	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2	—	[n]
Ratio of net expenses to average net assets (%)	0.96	0.91	[r]
Ratio of gross expenses to average net assets (%)[p]	0.96	0.97	[r]
Ratio of net investment income (loss) to average net assets (%)	1.56	0.99	[r]
Portfolio turnover (%)	27	24

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Global Allocation

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$11.38		$10.82		$9.70	$7.71	$10.04	$11.32		$10.78	$9.68	$7.70	$9.91
Net investment income (loss)[h]	0.21		0.16		0.14	0.06	0.04	0.19		0.13	0.11	0.04	0.04
Net realized and unrealized gain (loss) on investments	1.31		0.50		1.08	1.97	(2.37)	1.30		0.50	1.09	1.99	(2.25)
Total from investment operations	1.52		0.66		1.22	2.03	(2.33)	1.49		0.63	1.20	2.03	(2.21)
Less distributions
From net investment income	(0.12)		(0.10)		(0.10)	(0.04)	— [j]	(0.10)		(0.09)	(0.10)	(0.05)	—	[j]
	(0.12)		(0.10)		(0.10)	(0.04)	— [j]	(0.10)		(0.09)	(0.10)	(0.05)	—	[j]
Net asset value, end of period	$12.78		$11.38		$10.82	$9.70	$7.71	$12.71		$11.32	$10.78	$9.68	$7.70
Total return (%)[k]	13.50	[l]	6.20		12.73	26.43	(23.21)	13.28	[l]	5.93	12.52	26.47	(22.30)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$94		$80		$110	$64	$57	$199		$113	$93	$19	$5
Ratio of net expenses to average net assets (%)	1.02		1.09		1.10	1.22	1.18	1.22		1.29	1.30	1.42	1.38	[r]
Ratio of gross expenses to average net assets (%)	1.02	[p]	1.09		1.10	1.22	1.18	1.22	[p]	1.29	1.30	1.42	1.38	[r]
Ratio of net investment income (loss) to average net assets (%)	1.77		1.44		1.38	0.74	0.44	1.57		1.21	1.12	0.49	0.51	[r]
Portfolio turnover (%)	90		129		76	147	18	90		129	76	147	18

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$11.37		$10.87
Net investment income (loss)[h]	0.22		0.16
Net realized and unrealized gain (loss) on investments	1.31		0.46
Total from investment operations	1.53		0.62
Less distributions
From net investment income	(0.14)		(0.12)
	(0.14)		(0.12)
Net asset value, end of period	$12.76		$11.37
Total return (%)[k]	13.58	[l]	5.81	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2		—	[n]
Ratio of net expenses to average net assets (%)	0.97		0.94	[r]
Ratio of gross expenses to average net assets (%)	0.97	[p]	0.94	[r]
Ratio of net investment income (loss) to average net assets (%)	1.80		1.92	[r]
Portfolio turnover (%)	90		129

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
n	Less than $500,000.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Global Real Estate

	Series NAV

Period ended	12-31-06 [a]
Per share operating performance
Net asset value, beginning of period	$12.50
Net investment income (loss)[h]	0.16
Net realized and unrealized gain (loss) on investments	2.60
Total from investment operations	2.76
Net asset value, end of period	$15.26
Total return (%)	22.08	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$431
Ratio of net expenses to average net assets (%)	1.07	[r]
Ratio of gross expenses to average net assets (%)	1.07	[p,r]
Ratio of net investment income (loss) to average net assets (%)	1.84	[r]
Portfolio turnover (%)	112	[m]

a	Series NAV shares began operations on 4-28-06.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Growth & Income

	Series NAV

Period ended	12-31-06		12-31-05 [f]	12-31-04 [g]	12-31-03 [e,g]	12-31-02 [g]
Per share operating performance
Net asset value, beginning of period	$12.90		$12.39	$11.29	$9.22	$11.93
Net investment income (loss)	0.13	[h]	0.11 [h]	0.13	0.10	0.08
Net realized and unrealized gain (loss) on investments	1.42		0.98	1.10	2.12	(2.71)
Total from investment operations	1.55		1.09	1.23	2.22	(2.63)
Less distributions
From net investment income	(0.07)		(0.02)	(0.13)	(0.09)	(0.08)
From net realized gain	(0.75)		(0.56)	—	—	—
From capital paid-in	—		—	—	(0.06)	—
	(0.82)		(0.58)	(0.13)	(0.15)	(0.08)
Net asset value, end of period	$13.63		$12.90	$12.39	$11.29	$9.22
Total return (%)[k]	12.72	[l,y]	8.98	10.96	24.35	(22.18)

Ratios and supplemental data
Net assets, end of period (in millions)	$2,111		$2,180	$2,196	$2,128	$1,762
Ratio of net expenses to average net assets (%)	0.68		0.78	0.76	0.73	0.75
Ratio of gross expenses to average net assets (%)	0.68	[p]	0.78	0.76	0.73	0.75
Ratio of net investment income (loss) to average net assets (%)	1.00		0.72	1.10	1.00	0.73
Portfolio turnover (%)	75		101	71	92 [x]	74

e	Certain amounts in 2003 have been reclassified to permit comparison.
f
Effective 04-29-05, shareholders of the former John Hancock Variable Series Trust l (″VST″) Growth & Income Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Growth & Income Trust II. Additionally, the accounting and performance history of the former VST Growth & Income Fund Series NAV was redesignated as that of Series NAV shares of Growth & Income Trust II.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
p	Does not take into consideration expense reductions during period shown.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Health Sciences

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$15.97	$15.44	$13.39	$9.83	$13.54	$15.86	$15.37	$13.36	$9.83	$12.90
Net investment income (loss)[h]	(0.12)	(0.13)	(0.12)	(0.10)	(0.08)	(0.15)	(0.16)	(0.15)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.35	1.81	2.17	3.66	(3.60)	1.34	1.80	2.16	3.65	(2.95)
Total from investment operations	1.23	1.68	2.05	3.56	(3.68)	1.19	1.64	2.01	3.53	(3.04)
Less distributions
From net realized gain	(1.49)	(1.15)	—	—	(0.03)	(1.49)	(1.15)	—	—	(0.03)
	(1.49)	(1.15)	—	—	(0.03)	(1.49)	(1.15)	—	—	(0.03)
Net asset value, end of period	$15.71	$15.97	$15.44	$13.39	$9.83	$15.56	$15.86	$15.37	$13.36	$9.83
Total return (%)[k,l]	8.51	12.50	15.31	36.22	(27.24)	8.30	12.28	15.04	35.91	(23.63)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$133	$132	$121	$101	$62	$81	$85	$78	$54	$16
Ratio of net expenses to average net assets (%)	1.16	1.19	1.18	1.21	1.23	1.36	1.39	1.38	1.41	1.43 [r]
Ratio of gross expenses to average net assets (%)[p]	1.19	1.22	1.21	1.23	1.25	1.39	1.42	1.41	1.43	1.45 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.77)	(0.89)	(0.84)	(0.82)	(0.74)	(0.97)	(1.09)	(1.04)	(1.04)	(1.02)[r]
Portfolio turnover (%)	52	67 [x]	48	44	55	52	67 [x]	48	44	55

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.98	$12.99
Net investment income (loss)[h]	(0.11)	(0.08)
Net realized and unrealized gain (loss) on investments	1.34	3.07
Total from investment operations	1.23	2.99
Less distributions
From net realized gain	(1.49)	—
	(1.49)	—
Net asset value, end of period	$15.72	$15.98
Total return (%)[k,l]	8.50	23.02 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$30	$29
Ratio of net expenses to average net assets (%)	1.11	1.12 [r]
Ratio of gross expenses to average net assets (%)[p]	1.14	1.15 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.72)	(0.81)[r]
Portfolio turnover (%)	52	67 [x]

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Income & Value

	Series I								Series II

Period ended	12-31-06		12-31-05		12-31-04		12-31-03	12-31-02	12-31-06		12-31-05	12-31-04		12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$11.37		$10.99		$10.35		$8.36	$10.13	$11.30		$10.93	$10.31		$8.35	$10.01
Net investment income (loss)[h]	0.23		0.18		0.16		0.13	0.17	0.20		0.16	0.14		0.11	0.12
Net realized and unrealized gain (loss) on investments	0.74		0.38		0.62		2.04	(1.76)	0.74		0.37	0.62		2.04	(1.60)
Total from investment operations	0.97		0.56		0.78		2.17	(1.59)	0.94		0.53	0.76		2.15	(1.48)
Less distributions
From net investment income	(0.23)		(0.18)		(0.14)		(0.18)	(0.18)	(0.21)		(0.16)	(0.14)		(0.19)	(0.18)
	(0.23)		(0.18)		(0.14)		(0.18)	(0.18)	(0.21)		(0.16)	(0.14)		(0.19)	(0.18)
Net asset value, end of period	$12.11		$11.37		$10.99		$10.35	$8.36	$12.03		$11.30	$10.93		$10.31	$8.35
Total return (%)[k]	8.66	[l]	5.22		7.64		26.48	(15.93)	8.42	[l]	4.98	7.42		26.29	(15.02)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$483		$525		$629		$522	$449	$102		$110	$126		$81	$23
Ratio of net expenses to average net assets (%)	0.91		0.90		0.88	[t]	0.87	0.88	1.11		1.10	1.08	[t]	1.07	1.08 [r]
Ratio of gross expenses to average net assets (%)	0.91	[p]	0.90		0.88	[t]	0.87	0.88	1.11	[p]	1.10	1.08	[t]	1.07	1.08 [r]
Ratio of net investment income (loss) to average net assets (%)	1.94		1.70		1.53		1.45	1.90	1.74		1.50	1.32		1.19	1.55 [r]
Portfolio turnover (%)	62		54		83	[x]	91	61	62		54	83	[x]	91	61

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$11.37		$10.44
Net investment income (loss)[h]	0.23		0.13
Net realized and unrealized gain (loss) on investments	0.75		0.80
Total from investment operations	0.98		0.93
Less distributions
From net investment income	(0.23)		—
	(0.23)		—
Net asset value, end of period	$12.12		$11.37
Total return (%)[k]	8.78	[l]	8.91	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2		$1
Ratio of net expenses to average net assets (%)	0.86		0.87	[r]
Ratio of gross expenses to average net assets (%)	0.86	[p]	0.87	[r]
Ratio of net investment income (loss) to average net assets (%)	2.00		1.70	[r]
Portfolio turnover (%)	62		54

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.
t	The ratios of operating expenses excluding costs incurred in connection with the reorganization were 0.87% and 1.07% for Series I and Series II.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Core

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$12.78	$11.11		$9.69	$7.48	$9.59	$12.82	$11.08	$9.68	$7.48	$9.92
Net investment income (loss)[h]	0.28	0.12		0.12	0.08	0.07	0.24	0.01	0.10	0.05	(0.01)
Net realized and unrealized gain (loss) on investments	2.79	1.64		1.38	2.17	(2.14)	2.82	1.73	1.38	2.20	(2.39)
Total from investment operations	3.07	1.76		1.50	2.25	(2.07)	3.06	1.74	1.48	2.25	(2.40)
Less distributions
From net investment income	(0.08)	(0.09)		(0.08)	(0.04)	(0.04)	(0.06)	—	(0.08)	(0.05)	(0.04)
From net realized gain	(0.61)	—		—	—	—	(0.61)	—	—	—	—
	(0.69)	(0.09)		(0.08)	(0.04)	(0.04)	(0.67)	—	(0.08)	(0.05)	(0.04)
Net asset value, end of period	$15.16	$12.78		$11.11	$9.69	$7.48	$15.21	$12.82	$11.08	$9.68	$7.48
Total return (%)[k]	24.69 [l]	15.94		15.59	30.27	(21.69)[l]	24.54 [l]	15.70	15.35	30.26	(24.29)[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$141	$134		$366	$289	$247	$46	$33	$253	$100	$33
Ratio of net expenses to average net assets (%)	1.04	1.19		1.16	1.17	1.17	1.24	1.36	1.36	1.37	1.37 [r]
Ratio of gross expenses to average net assets (%)	1.04 [p]	1.19		1.16	1.17	1.18 [p]	1.24 [p]	1.36	1.36	1.37	1.38 [p,r]
Ratio of net investment income (loss) to average net assets (%)	2.01	1.03		1.18	1.07	0.77	1.76	0.05	0.99	0.65	(0.20)[r]
Portfolio turnover (%)	39	147		76	159	78	39	147	76	159	78

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$12.76	$11.44
Net investment income (loss)[h]	0.27	0.17
Net realized and unrealized gain (loss) on investments	2.80	1.27
Total from investment operations	3.07	1.44
Less distributions
From net investment income	(0.08)	(0.12)
From net realized gain	(0.61)	—
	(0.69)	(0.12)
Net asset value, end of period	$15.14	$12.76
Total return (%)[k]	24.73 [l]	12.78	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1,160	$702
Ratio of net expenses to average net assets (%)	0.99	1.19	[r]
Ratio of gross expenses to average net assets (%)	0.99 [p]	1.19	[r]
Ratio of net investment income (loss) to average net assets (%)	1.95	1.72	[r]
Portfolio turnover (%)	39	147

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Opportunities

	Series I			Series II

Period ended	12-31-06	12-31-05 [a]		12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.53	$12.50		$15.51	$12.50
Net investment income (loss)[h]	0.12	0.02		0.07	0.03
Net realized and unrealized gain (loss) on investments	3.47	3.01		3.53	2.98
Total from investment operations	3.59	3.03		3.60	3.01
Less distributions
From net investment income	(0.10)	—		(0.07)	—
From net realized gain	(0.87)	—		(0.87)	—
	(0.97)	—		(0.94)	—
Net asset value, end of period	$18.15	$15.53		$18.17	$15.51
Total return (%)[k]	23.83 [l]	24.24	[m]	23.90 [l]	24.08	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$6	—	[n]	$44	$13
Ratio of net expenses to average net assets (%)	1.07	1.19	[r]	1.25	1.42	[r]
Ratio of gross expenses to average net assets (%)	1.07 [p]	1.19	[r]	1.25 [p]	1.42	[r]
Ratio of net investment income (loss) to average net assets (%)	0.74	0.22	[r]	0.43	0.25	[r]
Portfolio turnover (%)	102	101	[m]	102	101	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.54	$12.50
Net investment income (loss)[h]	0.11	0.14
Net realized and unrealized gain (loss) on investments	3.50	2.90
Total from investment operations	3.61	3.04
Less distributions
From net investment income	(0.11)	—
From net realized gain	(0.87)	—
	(0.98)	—
Net asset value, end of period	$18.17	$15.54
Total return (%)[k]	23.96 [l]	24.32	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$666	$332
Ratio of net expenses to average net assets (%)	1.00	1.11	[r]
Ratio of gross expenses to average net assets (%)	1.00 [p]	1.11	[r]
Ratio of net investment income (loss) to average net assets (%)	0.66	1.48	[r]
Portfolio turnover (%)	102	101	[m]

a	Series I, Series II and Series NAV shares began operations on 4-29-05.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Small Cap

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$19.29		$17.63		$14.56	$9.41	$11.30	$19.31		$17.58	$14.54	$9.41	$11.35
Net investment income (loss)[h]	0.31		0.23		0.22	0.08	(0.04)	0.27		0.15	0.17	0.05	(0.07)
Net realized and unrealized gain (loss) on investments	4.93		1.59		2.87	5.07	(1.85)	4.97		1.62	2.89	5.08	(1.87)
Total from investment operations	5.24		1.82		3.09	5.15	(1.89)	5.24		1.77	3.06	5.13	(1.94)
Less distributions
From net investment income	(0.23)		(0.16)		(0.02)	—	—	(0.20)		(0.04)	(0.02)	—	—
	(0.23)		(0.16)		(0.02)	—	—	(0.20)		(0.04)	(0.02)	—	—
Net asset value, end of period	$24.30		$19.29		$17.63	$14.56	$9.41	$24.35		$19.31	$17.58	$14.54	$9.41
Total return (%)[k]	27.34	[l]	10.39		21.23	54.73	(16.73)	27.29	[l]	10.10	21.03	54.42	(17.09)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$156		$139		$309	$246	$100	$59		$47	$187	$74	$5
Ratio of net expenses to average net assets (%)	1.16		1.22		1.24	1.32	1.57	1.36		1.41	1.44	1.52	1.77 [r]
Ratio of gross expenses to average net assets (%)	1.16	[p]	1.22		1.24	1.32	1.57	1.36	[p]	1.41	1.44	1.52	1.77 [r]
Ratio of net investment income (loss) to average net assets (%)	1.45		1.31		1.44	0.66	(0.40)	1.28		0.83	1.10	0.41	(0.73)[r]
Portfolio turnover (%)	41		47		32	140	501	41		47	32	140	501

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$19.25		$18.52
Net investment income (loss)[h]	0.30		0.23
Net realized and unrealized gain (loss) on investments	4.95		0.70
Total from investment operations	5.25		0.93
Less distributions
From net investment income	(0.24)		(0.20)
	(0.24)		(0.20)
Net asset value, end of period	$24.26		$19.25
Total return (%)[k]	27.46	[l]	5.11	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$413		$381
Ratio of net expenses to average net assets (%)	1.11		1.16	[r]
Ratio of gross expenses to average net assets (%)	1.11	[p]	1.16	[r]
Ratio of net investment income (loss) to average net assets (%)	1.38		1.52	[r]
Portfolio turnover (%)	41		47

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Small Company

	Series NAV

Period ended	12-31-06	[a]
Per share operating performance
Net asset value, beginning of period	$12.50
Net investment income (loss)[h]	0.08
Net realized and unrealized gain (loss) on investments	0.66
Total from investment operations	0.74
Net asset value, end of period	$13.24
Total return (%)[l]	5.92	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$235
Ratio of net expenses to average net assets (%)	1.12	[r]
Ratio of gross expenses to average net assets (%)[p]	1.12	[r]
Ratio of net investment income (loss) to average net assets (%)	0.96	[r]
Portfolio turnover (%)	51	[m]

a	Series NAV shares began operations on 4-28-06.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Value

	Series I								Series II

Period ended	12-31-06	12-31-05		12-31-04		12-31-03		12-31-02	12-31-06	12-31-05		12-31-04		12-31-03		12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$15.99	$14.80		$12.33		$8.60		$10.54	$15.94	$14.74		$12.29		$8.60		$10.31
Net investment income (loss)[h]	0.46	0.33		0.21		0.21		0.14	0.42	0.27		0.19		0.18		0.01
Net realized and unrealized gain (loss) on investments	4.05	1.20		2.42		3.60		(2.01)	4.03	1.22		2.41		3.60		(1.65)
Total from investment operations	4.51	1.53		2.63		3.81		(1.87)	4.45	1.49		2.60		3.78		(1.64)
Less distributions
From net investment income	(0.33)	(0.15)		(0.16)		(0.08)		(0.07)	(0.30)	(0.10)		(0.15)		(0.09)		(0.07)
From net realized gain	(0.79)	(0.19)		—		—		—	(0.79)	(0.19)		—		—		—
	(1.12)	(0.34)		(0.16)		(0.08)		(0.07)	(1.09)	(0.29)		(0.15)		(0.09)		(0.07)
Net asset value, end of period	$19.38	$15.99		$14.80		$12.33		$8.60	$19.30	$15.94		$14.74		$12.29		$8.60
Total return (%)[k]	29.59 [l]	10.54	[l]	21.54	[l]	44.86	[l]	(17.84)	29.27 [l]	10.31	[l]	21.37	[l]	44.52	[l]	(16.00)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$453	$404		$462		$267		$229	$252	$213		$371		$138		$50
Ratio of net expenses to average net assets (%)	0.97	1.02		1.00		1.12		1.12	1.17	1.22		1.20		1.32		1.32 [r]
Ratio of gross expenses to average net assets (%)	0.98 [p]	1.06	[p]	1.07	[p]	1.13	[p]	1.12	1.18 [p]	1.26	[p]	1.27	[p]	1.33	[p]	1.32 [r]
Ratio of net investment income (loss) to average net assets (%)	2.67	2.23		1.64		2.18		1.45	2.46	1.80		1.50		1.78		0.09 [r]
Portfolio turnover (%)	38	76	[x]	29		51		26	38	76	[x]	29		51		26

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.94	$15.29
Net investment income (loss)[h]	0.46	0.34
Net realized and unrealized gain (loss) on investments	4.04	0.68
Total from investment operations	4.50	1.02
Less distributions
From net investment income	(0.34)	(0.18)
From net realized gain	(0.79)	(0.19)
	(1.13)	(0.37)
Net asset value, end of period	$19.31	$15.94
Total return (%)[k,l]	29.61	6.87	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$921	$682
Ratio of net expenses to average net assets (%)	0.92	0.97	[r]
Ratio of gross expenses to average net assets (%)[p]	0.93	1.01	[r]
Ratio of net investment income (loss) to average net assets (%)	2.67	2.65	[r]
Portfolio turnover (%)	38	76	[x]

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Large Cap

	Series I			Series II

Period ended	12-31-06	12-31-05 [a]		12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.13	$12.50		$14.09	$12.50
Net investment income (loss)[h]	0.16	0.05		0.12	0.05
Net realized and unrealized gain (loss) on investments	1.82	1.58		1.83	1.54
Total from investment operations	1.98	1.63		1.95	1.59
Less distributions
From net investment income	(0.03)	—		(0.04)	—
From net realized gain	(0.34)	—		(0.34)	—
	(0.37)	—		(0.38)	—
Net asset value, end of period	$15.74	$14.13		$15.66	$14.09
Total return (%)[k]	14.36 [l]	13.04	[m]	14.15 [l]	12.72	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[n]	$2	$1
Ratio of net expenses to average net assets (%)	0.85	1.15	[r]	1.08	1.11	[r]
Ratio of gross expenses to average net assets (%)	0.85 [p]	1.15	[r]	1.08 [p]	1.11	[r]
Ratio of net investment income (loss) to average net assets (%)	1.14	0.58	[r]	0.80	0.53	[r]
Portfolio turnover (%)	31	46	[m]	31	46	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.12	$12.50
Net investment income (loss)[h]	0.15	0.07
Net realized and unrealized gain (loss) on investments	1.83	1.55
Total from investment operations	1.98	1.62
Less distributions
From net investment income	(0.06)	—
From net realized gain	(0.34)	—
	(0.40)	—
Net asset value, end of period	$15.70	$14.12
Total return (%)[k]	14.38 [l]	12.96	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$209	$125
Ratio of net expenses to average net assets (%)	0.83	0.94	[r]
Ratio of gross expenses to average net assets (%)	0.83 [p]	0.94	[r]
Ratio of net investment income (loss) to average net assets (%)	1.03	0.75	[r]
Portfolio turnover (%)	31	46	[m]

a	Series I, Series II and Series NAV shares began operations on 4-29-05.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Large Cap Value

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	[a]	12-31-06		12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$21.70		$18.79		$15.66	$12.50		$21.60		$18.74	$15.64	$12.50
Net investment income (loss)[h]	0.20		0.10		0.20	—	[j]	0.11		0.08	0.17	(0.03)
Net realized and unrealized gain (loss) on investments	3.08		2.81		3.19	3.46		3.12		2.78	3.18	3.47
Total from investment operations	3.28		2.91		3.39	3.46		3.23		2.86	3.35	3.44
Less distributions
From net investment income	(0.10)		—		(0.12)	(0.30)		(0.06)		—	(0.11)	(0.30)
From net realized gain	(1.81)		—		(0.14)	—		(1.81)		—	(0.14)	—
	(1.91)		—		(0.26)	(0.30)		(1.87)		—	(0.25)	(0.30)
Net asset value, end of period	$23.07		$21.70		$18.79	$15.66		$22.96		$21.60	$18.74	$15.64
Total return (%)[k]	15.93	[l]	15.49		21.80	27.65	[l,m]	15.75	[l]	15.26	21.53	27.49	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$87		$10		$71	$6		$63		$90	$102	$8
Ratio of net expenses to average net assets (%)	0.96		0.97		1.03	1.40	[r]	1.14		1.18	1.23	1.60	[r]
Ratio of gross expenses to average net assets (%)	0.96	[p]	0.97		1.03	2.86	[p,r]	1.14	[p]	1.18	1.23	3.06	[p,r]
Ratio of net investment income (loss) to average net assets (%)	0.90		0.50		1.22	(0.02)[r]		0.52		0.39	1.00	(0.27)[r]
Portfolio turnover (%)	61	[x]	105		109	105	[m]	61	[x]	105	109	105	[m]

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$21.71		$19.80
Net investment income (loss)[h]	0.19		0.10
Net realized and unrealized gain (loss) on investments	3.11		1.81
Total from investment operations	3.30		1.91
Less distributions
From net investment income	(0.11)		—	[j]
From net realized gain	(1.81)		—
	(1.92)		—	[j]
Net asset value, end of period	$23.09		$21.71
Total return (%)[k]	16.03	[l]	9.65	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$386		$146
Ratio of net expenses to average net assets (%)	0.89		0.91	[r]
Ratio of gross expenses to average net assets (%)	0.89	[p]	0.91	[r]
Ratio of net investment income (loss) to average net assets (%)	0.86		0.56	[r]
Portfolio turnover (%)	61	[x]	105

a	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Managed

	Series NAV

Period ended	12-31-06		12-31-05 [f]	12-31-04 [g]	12-31-03 [e,g]	12-31-02 [g]
Per share operating performance
Net asset value, beginning of period	$13.59		$13.58	$12.80	$11.15	$13.08
Net investment income (loss)	0.32	[h]	0.26 [h]	0.23	0.21	0.21
Net realized and unrealized gain (loss) on investments	0.62		0.11	0.80	1.89	(1.93)
Total from investment operations	0.94		0.37	1.03	2.10	(1.72)
Less distributions
From net investment income	(0.20)		(0.08)	(0.25)	(0.39)	(0.21)
From net realized gain	(0.91)		(0.28)	—	—	—
From capital paid-in	—		—	—	(0.06)	—
	(1.11)		(0.36)	(0.25)	(0.45)	(0.21)
Net asset value, end of period	$13.42		$13.59	$13.58	$12.80	$11.15
Total return (%)[k]	7.48	[l]	2.71	8.18	19.00	(13.23)

Ratios and supplemental data
Net assets, end of period (in millions)	$1,623		$1,901	$2,079	$2,071	$1,937
Ratio of net expenses to average net assets (%)	0.72		0.77	0.77	0.74	0.76
Ratio of gross expenses to average net assets (%)	0.72	[p]	0.77	0.77	0.74	0.76
Ratio of net investment income (loss) to average net assets (%)	2.43		1.88	1.87	1.75	1.77
Portfolio turnover (%)	74		255	234	216	235

e	Certain amounts have been reclassified to permit comparison.
f
Effective 04-29-05, shareholders of the former VST Managed Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Managed. Additionally, the accounting and performance history of the former VST Managed Fund Series NAV was redesignated as that of Series NAV shares of Managed.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
p	Does not take into consideration expense reductions during period shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Mid Cap Stock

	Series I						Series II

Period ended	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$15.57		$14.13	$11.87	$8.34	$10.77	$15.47	$14.06	$11.84	$8.34	$10.64
Net investment income (loss)[h]	—	[j]	(0.04)	(0.05)	(0.05)	(0.05)	(0.03)	(0.07)	(0.07)	(0.08)	(0.05)
Net realized and unrealized gain (loss) on investments	2.07		1.99	2.31	3.58	(2.38)	2.05	1.99	2.29	3.58	(2.25)
Total from investment operations	2.07		1.95	2.26	3.53	(2.43)	2.02	1.92	2.22	3.50	(2.30)
Less distributions
From net realized gain	(0.67)		(0.51)	—	—	—	(0.67)	(0.51)	—	—	—
	(0.67)		(0.51)	—	—	—	(0.67)	(0.51)	—	—	—
Net asset value, end of period	$16.97		$15.57	$14.13	$11.87	$8.34	$16.82	$15.47	$14.06	$11.84	$8.34
Total return (%)[k]	13.55	[l,y]	14.57	19.04	42.33	(22.56)	13.31 [l,y]	14.42	18.75	41.97	(21.62)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$361		$383	$349	$260	$187	$183	$178	$226	$116	$32
Ratio of net expenses to average net assets (%)	0.93		0.97	0.96	0.99	1.00	1.13	1.17	1.16	1.19	1.20 [r]
Ratio of gross expenses to average net assets (%)	0.93	[p]	0.97	0.96	0.99	1.00	1.13 [p]	1.17	1.16	1.19	1.20 [r]
Ratio of net investment income (loss) to average net assets (%)	—	[s]	(0.31)	(0.43)	(0.55)	(0.53)	(0.18)	(0.52)	(0.58)	(0.75)	(0.70)[r]
Portfolio turnover (%)	123		196 [x]	128	132	128	123	196 [x]	128	132	128

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.59		$13.50
Net investment income (loss)[h]	0.02		(0.02)
Net realized and unrealized gain (loss) on investments	2.07		2.62
Total from investment operations	2.09		2.60
Less distributions
From net realized gain	(0.67)		(0.51)
	(0.67)		(0.51)
Net asset value, end of period	$17.01		$15.59
Total return (%)[k]	13.66	[l,y]	20.07 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$473		$399
Ratio of net expenses to average net assets (%)	0.88		0.91 [r]
Ratio of gross expenses to average net assets (%)	0.88	[p]	0.91 [r]
Ratio of net investment income (loss) to average net assets (%)	0.09		(0.21)[r]
Portfolio turnover (%)	123		196 [x]

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.
s	Less than 0.01%.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Mid Cap Value

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$18.83	$18.14	$14.65	$11.74	$13.06	$18.76	$18.08	$14.62	$11.74	$12.63
Net investment income (loss)[h]	0.10	0.11	0.10	0.09	0.11	0.07	0.07	0.07	0.07	0.09
Net realized and unrealized gain (loss) on investments	1.88	1.28	3.47	2.87	(1.43)	1.87	1.28	3.46	2.86	(0.98)
Total from investment operations	1.98	1.39	3.57	2.96	(1.32)	1.94	1.35	3.53	2.93	(0.89)
Less distributions
From net investment income	(0.13)	(0.08)	(0.08)	(0.05)	—	(0.10)	(0.05)	(0.07)	(0.05)	—
From net realized gain	(3.12)	(0.62)	—	—	—	(3.12)	(0.62)	—	—	—
	(3.25)	(0.70)	(0.08)	(0.05)	—	(3.22)	(0.67)	(0.07)	(0.05)	—
Net asset value, end of period	$17.56	$18.83	$18.14	$14.65	$11.74	$17.48	$18.76	$18.08	$14.62	$11.74
Total return (%)[k]	12.27 [l]	8.00	24.46	25.36	(10.11)	12.03 [l]	7.76	24.22	25.14	(7.05)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$264	$295	$399	$283	$269	$216	$244	$296	$171	$71
Ratio of net expenses to average net assets (%)	0.95	0.96	0.97	0.99	1.02	1.15	1.16	1.17	1.19	1.22	[r]
Ratio of gross expenses to average net assets (%)	0.95 [p]	0.96	0.97	0.99	1.02	1.15 [p]	1.16	1.17	1.19	1.22	[r]
Ratio of net investment income (loss) to average net assets (%)	0.62	0.61	0.61	0.76	0.92	0.42	0.41	0.42	0.54	0.83	[r]
Portfolio turnover (%)	22	35	19	34	24	22	35	19	34	24

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$18.83	$18.08
Net investment income (loss)[h]	0.11	0.10
Net realized and unrealized gain (loss) on investments	1.87	1.38
Total from investment operations	1.98	1.48
Less distributions
From net investment income	(0.14)	(0.11)
From net realized gain	(3.12)	(0.62)
	(3.26)	(0.73)
Net asset value, end of period	$17.55	$18.83
Total return (%)[k]	12.30 [l]	8.51 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$25	$83
Ratio of net expenses to average net assets (%)	0.90	0.89 [r]
Ratio of gross expenses to average net assets (%)	0.90 [p]	0.89 [r]
Ratio of net investment income (loss) to average net assets (%)	0.59	0.68 [r]
Portfolio turnover (%)	22	35

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Mid Cap Value Equity

	Series NAV

Period ended	12-31-06	[a]
Per share operating performance
Net asset value, beginning of period	$12.50
Net investment income (loss)[h]	0.09
Net realized and unrealized gain (loss) on investments	0.48
Total from investment operations	0.57
Net asset value, end of period	$13.07
Total return (%)	4.56	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$112
Ratio of net expenses to average net assets (%)	0.99	[r]
Ratio of gross expenses to average net assets (%)	0.99	[p,r]
Ratio of net investment income (loss) to average net assets (%)	1.07	[r]
Portfolio turnover (%)	25	[m]

a	Series NAV shares began operations on 4-28-06.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Mid Value

	Series I						Series II

Period ended	12-31-06	12-31-05 [a]					12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$12.36	$11.05					$12.34	$11.05
Net investment income (loss)[h]	0.09	0.06					0.06	0.03
Net realized and unrealized gain (loss) on investments	2.27	1.42					2.27	1.43
Total from investment operations	2.36	1.48					2.33	1.46
Less distributions
From net investment income	(0.03)	—					(0.01)	—
From net realized gain	(1.02)	(0.17)					(1.02)	(0.17)
	(1.05)	(0.17)					(1.03)	(0.17)
Net asset value, end of period	$13.67	$12.36					$13.64	$12.34
Total return (%)[k,l]	20.31	13.49	[m]				20.05	13.30	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$6	$1					$17	$5
Ratio of net expenses to average net assets (%)	1.06	1.17	[r]				1.27	1.35	[r]
Ratio of gross expenses to average net assets (%)[p]	1.10	1.19	[r]				1.30	1.37	[r]
Ratio of net investment income (loss) to average net assets (%)	0.72	0.66	[r]				0.49	0.38	[r]
Portfolio turnover (%)	59	47					59	47

	Series NAV

Period ended	12-31-06	12-31-05 [f]		12-31-04 [g]	12-31-03 [e,g]	12-31-02 [e,g]
Per share operating performance
Net asset value, beginning of period	$12.35	$11.67		$10.98	$8.28	$9.82
Net investment income (loss)	0.09 [h]	0.05	[h]	0.06	0.04	0.04
Net realized and unrealized gain (loss) on investments	2.27	0.81		1.97	3.69	(1.54)
Total from investment operations	2.36	0.86		2.03	3.73	(1.50)
Less distributions
From net investment income	(0.04)	(0.01)		(0.04)	(0.37)	(0.04)
From net realized gain	(1.02)	(0.17)		(1.30)	(0.50)	—
From capital paid-in	—	—		—	(0.16)	— [j]
	(1.06)	(0.18)		(1.34)	(1.03)	(0.04)
Net asset value, end of period	$13.65	$12.35		$11.67	$10.98	$8.28
Total return (%)[k,l]	20.34	7.39		18.74	45.15	(15.19)

Ratios and supplemental data
Net assets, end of period (in millions)	$167	$162		$179	$94	$48
Ratio of net expenses to average net assets (%)	1.03	1.08		1.15	1.15	0.96
Ratio of gross expenses to average net assets (%)[p]	1.06	1.10		1.22	1.19	1.12
Ratio of net investment income (loss) to average net assets (%)	0.70	0.40		0.50	0.45	0.50
Portfolio turnover (%)	59	47		196 [x]	125	125

a	Series I and Series II shares began operations on 4-29-05.
e	Certain amounts in 2002 and 2003 have been reclassified to permit comparison.
f
Effective 04-29-05, shareholders of the former VST Mid Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Mid Value. Additionally, the accounting and performance history of the VST Mid Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Mid Value.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Money Market

	Series I						Series II

Period ended	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$10.00		$10.00	$10.00	$10.00	$10.00	$10.00		$10.00	$10.00	$10.00	$10.00
Net investment income (loss)[h]	0.44		0.26	0.09	0.06	0.12	0.42		0.25	0.06	0.04	0.08
Total from investment operations	0.44		0.26	0.09	0.06	0.12	0.42		0.25	0.06	0.04	0.08
Less distributions
From net investment income	(0.44)		(0.26)	(0.09)	(0.06)	(0.12)	(0.42)		(0.25)	(0.06)	(0.04)	(0.08)
	(0.44)		(0.26)	(0.09)	(0.06)	(0.12)	(0.42)		(0.25)	(0.06)	(0.04)	(0.08)
Net asset value, end of period	$10.00		$10.00	$10.00	$10.00	$10.00	$10.00		$10.00	$10.00	$10.00	$10.00
Total return (%)[k]	4.43	[l]	2.60	0.90	0.58	1.18	4.23	[l]	2.50	0.60	0.38	0.89	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$2,316		$2,113	$2,186	$1,037	$1,416	$339		$231	$186	$183	$202
Ratio of net expenses to average net assets (%)	0.56		0.56	0.53	0.55	0.55	0.76		0.76	0.73	0.75	0.75	[r]
Ratio of gross expenses to average net assets (%)	0.56	[p]	0.56	0.53	0.55	0.55	0.76	[p]	0.76	0.73	0.75	0.75	[r]
Ratio of net investment income (loss) to average net assets (%)	4.36		2.63	0.89	0.59	1.17	4.22		2.47	0.62	0.38	0.91	[r]

a	Series II shares began operation on 1-28-02.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Money Market B

	Series NAV

Period ended	12-31-06		12-31-05 [f]		12-31-04 [g]	12-31-03 [g]	12-31-02 [g]
Per share operating performance
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00	$1.00
Net investment income (loss)	0.05	[h]	0.03	[h]	0.01	0.01	0.01
Total from investment operations	0.05		0.03		0.01	0.01	0.01
Less distributions
From net investment income	(0.05)		(0.03)		(0.01)	(0.01)	(0.01)
	(0.05)		(0.03)		(0.01)	(0.01)	(0.01)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00	$1.00
Total return (%)[k]	4.70	[l]	2.97	[l]	1.09	0.95	1.48

Ratios and supplemental data
Net assets, end of period (in millions)	$480		$442		$472	$682	$918
Ratio of net expenses to average net assets (%)	0.28		0.28		0.33	0.31	0.32
Ratio of gross expenses to average net assets (%)	0.51	[p]	0.50	[p]	0.33	0.31	0.32
Ratio of net investment income (loss) to average net assets (%)	4.61		2.91		1.05	0.95	1.46

f
Effective 04-29-05, shareholders of the former VST Money Market Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Money Market B. Additionally, the accounting and performance history of the VST Money Market Fund Series NAV was redesignated as that of Series NAV shares of Money Market B.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total return would have been lower had certain expenses not been reduced during the periods shown.
p	Does not take into consideration expense reductions during the periods shown.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Natural Resources

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$31.50	$21.96	$18.00	$12.50		$31.32	$21.89	$17.98	$12.50
Net investment income (loss)[h]	0.32	0.13	0.12	0.05		0.26	0.10	0.08	0.02
Net realized and unrealized gain (loss) on investments	6.47	9.97	4.19	5.45		6.42	9.89	4.17	5.46
Total from investment operations	6.79	10.10	4.31	5.50		6.68	9.99	4.25	5.48
Less distributions
From net investment income	(0.19)	—	(0.02)	—		(0.14)	—	(0.01)	—
From net realized gain	(6.27)	(0.56)	(0.33)	—		(6.27)	(0.56)	(0.33)	—
	(6.46)	(0.56)	(0.35)	—		(6.41)	(0.56)	(0.34)	—
Net asset value, end of period	$31.83	$31.50	$21.96	$18.00		$31.59	$31.32	$21.89	$17.98
Total return (%)[k]	22.30 [l]	46.77	24.32	44.00	[m]	22.03 [l]	46.42	24.05	43.84	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$19	$15	$226	$90		$237	$204	$318	$75
Ratio of net expenses to average net assets (%)	1.11	1.11	1.13	1.21	[r]	1.31	1.32	1.33	1.41	[r]
Ratio of gross expenses to average net assets (%)	1.11 [p]	1.11	1.13	1.21	[r]	1.31 [p]	1.32	1.33	1.41	[r]
Ratio of net investment income (loss) to average net assets (%)	1.02	0.52	0.63	0.54	[r]	0.83	0.39	0.41	0.23	[r]
Portfolio turnover (%)	28	38	20	23	[m]	28	38	20	23	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$31.40	$25.42
Net investment income (loss)[h]	0.31	0.17
Net realized and unrealized gain (loss) on investments	6.46	6.46
Total from investment operations	6.77	6.63
Less distributions
From net investment income	(0.20)	(0.09)
From net realized gain	(6.27)	(0.56)
	(6.47)	(0.65)
Net asset value, end of period	$31.70	$31.40
Total return (%)[k]	22.31 [l]	26.89 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$826	$496
Ratio of net expenses to average net assets (%)	1.06	1.06 [r]
Ratio of gross expenses to average net assets (%)	1.06 [p]	1.06 [r]
Ratio of net investment income (loss) to average net assets (%)	1.02	0.75 [r]
Portfolio turnover (%)	28	38

a	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05 respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Overseas Equity

	Series I							Series II

Period ended	12-31-06	12-31-05 [a]						12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$12.57	$10.47						$12.51	$10.47
Net investment income (loss)[h]	0.17	(0.01)						0.16	(0.02)
Net realized and unrealized gain (loss) on investments	2.26	2.37						2.24	2.32
Total from investment operations	2.43	2.36						2.40	2.30
Less distributions
From net investment income	(0.08)	—						(0.06)	—
From net realized gain	(0.45)	(0.26)						(0.45)	(0.26)
	(0.53)	(0.26)						(0.51)	(0.26)
Net asset value, end of period	$14.47	$12.57						$14.40	$12.51
Total return (%)[k]	19.80 [l,y]	22.75 [m]						19.64 [l,y]	22.17 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$4	— [n]						$8	$5
Ratio of net expenses to average net assets (%)	1.18	1.69 [r]						1.40	1.87 [r]
Ratio of gross expenses to average net assets (%)	1.18 [p]	1.69 [r]						1.40 [p]	1.87 [r]
Ratio of net investment income (loss) to average net assets (%)	1.27	(0.13)[r]						1.23	(0.24)[r]
Portfolio turnover (%)	32	34						32	34

	Series NAV

Period ended	12-31-06	12-31-05 [f]	12-31-04	[g]	12-31-03	[e,g]	12-31-02 [g]
Per share operating performance
Net asset value, beginning of period	$12.51	$10.87	$9.85		$7.56		$9.30
Net investment income (loss)	0.19 [h]	0.14 [h]	0.07		0.08		0.07
Net realized and unrealized gain (loss) on investments	2.23	1.82	1.01		2.34		(1.75)
Total from investment operations	2.42	1.96	1.08		2.42		(1.68)
Less distributions
From net investment income	(0.12)	(0.06)	(0.06)		(0.13)		(0.06)
From net realized gain	(0.45)	(0.26)	—		—		—
	(0.57)	(0.32)	(0.06)		(0.13)		(0.06)
Net asset value, end of period	$14.36	$12.51	$10.87		$9.85		$7.56
Total return (%)[k]	19.86 [l,y]	18.31	11.02	[l]	32.36	[l]	(18.22)[l]

Ratios and supplemental data
Net assets, end of period (in millions)	$511	$244	$245		$126		$87
Ratio of net expenses to average net assets (%)	1.13	1.33	1.53		1.23		1.24
Ratio of gross expenses to average net assets (%)	1.13 [p]	1.33	1.64	[p]	1.44	[p]	1.55 [p]
Ratio of net investment income (loss) to average net assets (%)	1.44	1.22	0.24		0.95		0.69
Portfolio turnover (%)	32	34	103	[x]	41		78 [x]

a	Series I and Series II shares began operations on 4-29-05.
e	Certain amounts have been reclassified to permit comparison.
f
Effective 4-29-05, shareholders of the former VST Overseas Equity B Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of Overseas Equity. Additionally, the accounting and performance history of the former VST Overseas Equity B Fund Series NAV was redesignated as that of Series NAV shares of Overseas Equity.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.
y
John Hancock Life Insurance Company made a voluntary payment to Series I, Series II and Series NAV of $14,372, $28,883 and $1,943,168, respectively. Excluding this payment, total returns would have been 19.39%, 19.14% and 19.44% for Series I, Series II and Series NAV, respectively. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Pacific Rim

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$11.84		$9.50		$8.14	$5.81	$6.65	$11.79		$9.47	$8.12	$5.81	$6.63
Net investment income (loss)[h]	0.10		0.11		0.05	0.05	0.02	0.07		0.09	0.03	0.03	(0.02)
Net realized and unrealized gain (loss) on investments	1.21		2.31		1.35	2.29	(0.85)	1.22		2.30	1.36	2.30	(0.79)
Total from investment operations	1.31		2.42		1.40	2.34	(0.83)	1.29		2.39	1.39	2.33	(0.81)
Less distributions
From net investment income	(0.11)		(0.08)		(0.04)	(0.01)	(0.01)	(0.09)		(0.07)	(0.04)	(0.02)	(0.01)
	(0.11)		(0.08)		(0.04)	(0.01)	(0.01)	(0.09)		(0.07)	(0.04)	(0.02)	(0.01)
Net asset value, end of period	$13.04		$11.84		$9.50	$8.14	$5.81	$12.99		$11.79	$9.47	$8.12	$5.81
Total return (%)[k]	11.05	[l]	25.75		17.19	40.37	(12.53)	10.92	[l]	25.42	17.09	40.17	(12.27)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$124		$118		$80	$67	$46	$44		$51	$28	$20	$4
Ratio of net expenses to average net assets (%)	1.06		1.09		1.13	1.28	1.23	1.26		1.29	1.33	1.48	1.43 [r]
Ratio of gross expenses to average net assets (%)	1.06	[p]	1.09		1.13	1.28	1.23	1.26	[p]	1.29	1.33	1.48	1.43 [r]
Ratio of net investment income (loss) to average net assets (%)	0.80		1.12		0.52	0.80	0.24	0.60		0.87	0.31	0.38	(0.28)[r]
Portfolio turnover (%)	46		26		43	57	28	46		26	43	57	28

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$11.88		$9.36
Net investment income (loss)[h]	0.11		0.06
Net realized and unrealized gain (loss) on investments	1.22		2.46
Total from investment operations	1.33		2.52
Less distributions
From net investment income	(0.11)		—
	(0.11)		—
Net asset value, end of period	$13.10		$11.88
Total return (%)[k]	11.21	[l]	26.92	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$7		$6
Ratio of net expenses to average net assets (%)	1.01		1.05	[r]
Ratio of gross expenses to average net assets (%)	1.01	[p]	1.05	[r]
Ratio of net investment income (loss) to average net assets (%)	0.89		0.82	[r]
Portfolio turnover (%)	46		26

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Quantitative All Cap

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$16.55	$16.64	$15.05	$12.50		$16.53	$16.63	$15.05	$12.50
Net investment income (loss)[h]	0.15	0.13	0.16	0.02		0.12	0.10	0.09	—	[j]
Net realized and unrealized gain (loss) on investments	2.28	1.27	2.02	3.04		2.26	1.27	2.06	3.05
Total from investment operations	2.43	1.40	2.18	3.06		2.38	1.37	2.15	3.05
Less distributions
From net investment income	(0.17)	(0.14)	(0.11)	(0.51)		(0.13)	(0.12)	(0.09)	(0.50)
From net realized gain	(1.45)	(1.35)	(0.48)	—		(1.45)	(1.35)	(0.48)	—
	(1.62)	(1.49)	(0.59)	(0.51)		(1.58)	(1.47)	(0.57)	(0.50)
Net asset value, end of period	$17.36	$16.55	$16.64	$15.05		$17.33	$16.53	$16.63	$15.05
Total return (%)[k]	15.17 [l]	8.58	14.91	24.49	[l,m]	14.91 [l]	8.36	14.67	24.38	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$301	$300	$327	$2		$6	$6	$5	$3
Ratio of net expenses to average net assets (%)	0.81	0.82	0.81	1.30	[r]	1.01	1.02	1.13	1.50	[r]
Ratio of gross expenses to average net assets (%)	0.81 [p]	0.82	0.81	2.59	[p,r]	1.01 [p]	1.02	1.13	2.81	[p,r]
Ratio of net investment income (loss) to average net assets (%)	0.91	0.77	1.05	0.18	[r]	0.71	0.58	0.60	(0.02)[r]
Portfolio turnover (%)	141	133	158	96	[m]	141	133	158	96	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$16.59	$15.38
Net investment income (loss)[h]	0.16	0.11
Net realized and unrealized gain (loss) on investments	2.29	2.26
Total from investment operations	2.45	2.37
Less distributions
From net investment income	(0.18)	(0.16)
From net realized gain	(1.45)	(1.00)
	(1.63)	(1.16)
Net asset value, end of period	$17.41	$16.59
Total return (%)[k]	15.24 [l]	15.35 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	— [n]	— [n]
Ratio of net expenses to average net assets (%)	0.76	0.78 [r]
Ratio of gross expenses to average net assets (%)	0.76 [p]	0.78 [r]
Ratio of net investment income (loss) to average net assets (%)	0.92	0.88 [r]
Portfolio turnover (%)	141	133

a	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Quantitative Mid Cap

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$14.68		$12.92		$10.93	$7.89	$10.20	$14.57	$12.85	$10.90	$7.88	$10.03
Net investment income (loss)[h]	0.01		(0.01)		(0.01)	(0.01)	(0.01)	(0.02)	(0.04)	(0.03)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.64		1.77		2.00	3.05	(2.30)	0.63	1.76	1.98	3.05	(2.13)
Total from investment operations	0.65		1.76		1.99	3.04	(2.31)	0.61	1.72	1.95	3.02	(2.15)
Less distributions
From net realized gain	(4.53)		—		—	—	—	(4.53)	—	—	—	—
	(4.53)		—		—	—	—	(4.53)	—	—	—	—
Net asset value, end of period	$10.80		$14.68		$12.92	$10.93	$7.89	$10.65	$14.57	$12.85	$10.90	$7.88
Total return (%)[k]	4.09	[l]	13.62		18.21	38.53	(22.65)	3.79 [l]	13.39	17.89	38.32	(21.44)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$13		$18		$132	$110	$78	$11	$16	$12	$7	$2
Ratio of net expenses to average net assets (%)	0.92		0.89		0.89	0.90	0.90	1.12	1.13	1.09	1.10	1.10 [r]
Ratio of gross expenses to average net assets (%)	0.92	[p]	0.89		0.89	0.90	0.90	1.12 [p]	1.13	1.09	1.10	1.10 [r]
Ratio of net investment income (loss) to average net assets (%)	0.05		(0.06)		(0.11)	(0.10)	(0.07)	(0.15)	(0.29)	(0.30)	(0.30)	(0.31)[r]
Portfolio turnover (%)	188		110		157	107	273	188	110	157	107	273

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.69		$12.46
Net investment income (loss)[h]	0.01		—	[j]
Net realized and unrealized gain (loss) on investments	0.64		2.23
Total from investment operations	0.65		2.23
Less distributions
From net realized gain	(4.53)		—
	(4.53)		—
Net asset value, end of period	$10.81		$14.69
Total return (%)[k]	4.09	[l]	17.90	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$14		$12
Ratio of net expenses to average net assets (%)	0.87		1.05	[r]
Ratio of gross expenses to average net assets (%)	0.87	[p]	1.05	[r]
Ratio of net investment income (loss) to average net assets (%)	0.11		(0.01)[r]
Portfolio turnover (%)	188		110

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Quantitative Value

	Series I				Series II

Period ended	12-31-06	12-31-05	12-31-04	[a]	12-31-06	12-31-05	12-31-04	[a]
Per share operating performance
Net asset value, beginning of period	$15.16	$14.67	$12.50		$15.18	$14.66	$12.50
Net investment income (loss)[h]	0.23	0.17	0.10		0.20	0.11	0.08
Net realized and unrealized gain (loss) on investments	2.55	1.11	2.07		2.57	1.12	2.08
Total from investment operations	2.78	1.28	2.17		2.77	1.23	2.16
Less distributions
From net investment income	(0.28)	(0.08)	—		(0.25)	—	—
From net realized gain	(2.42)	(0.71)	—		(2.42)	(0.71)	—
	(2.70)	(0.79)	—		(2.67)	(0.71)	—
Net asset value, end of period	$15.24	$15.16	$14.67		$15.28	$15.18	$14.66
Total return (%)[k]	21.09 [l]	9.19	17.36	[m]	20.97 [l]	8.82	17.28	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$183		$5	$3	$43
Ratio of net expenses to average net assets (%)	0.78	0.80	0.83	[r]	0.98	1.00	1.03	[r]
Ratio of gross expenses to average net assets (%)	0.78 [p]	0.80	0.83	[r]	0.98 [p]	1.00	1.03	[r]
Ratio of net investment income (loss) to average net assets (%)	1.59	1.23	1.13	[r]	1.37	0.78	0.96	[r]
Portfolio turnover (%)	155	225	108	[m]	155	225	108	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.15	$14.94
Net investment income (loss)[h]	0.23	0.18
Net realized and unrealized gain (loss) on investments	2.57	0.83
Total from investment operations	2.80	1.01
Less distributions
From net investment income	(0.28)	(0.09)
From net realized gain	(2.42)	(0.71)
	(2.70)	(0.80)
Net asset value, end of period	$15.25	$15.15
Total return (%)[k]	21.29 [l]	7.26 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$513	$191
Ratio of net expenses to average net assets (%)	0.73	0.76 [r]
Ratio of gross expenses to average net assets (%)	0.73 [p]	0.76 [r]
Ratio of net investment income (loss) to average net assets (%)	1.62	1.50 [r]
Portfolio turnover (%)	155	225

a	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Real Estate Equity

	Series NAV

Period ended	12-31-06	[a]
Per share operating performance
Net asset value, beginning of period	$12.50
Net investment income (loss)[h]	0.26
Net realized and unrealized gain (loss) on investments	2.43
Total from investment operations	2.69
Net asset value, end of period	$15.19
Total return (%)[l]	21.52	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$312
Ratio of net expenses to average net assets (%)	0.88	[r]
Ratio of gross expenses to average net assets (%)[p]	0.90	[r]
Ratio of net investment income (loss) to average net assets (%)	2.80	[r]
Portfolio turnover (%)	66	[m]

a	Series NAV shares began operations on 4-28-06.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Real Estate Securities

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$24.87	$26.81		$20.85	$15.44	$15.52	$24.84	$26.69	$20.79	$15.43	$15.44
Net investment income (loss)[h]	0.62	0.79		0.76	0.69	0.83	0.57	0.71	0.74	0.60	0.85
Net realized and unrealized gain (loss) on investments	7.42	1.61		5.74	5.20	(0.38)	7.41	1.65	5.69	5.25	(0.33)
Total from investment operations	8.04	2.40		6.50	5.89	0.45	7.98	2.36	6.43	5.85	0.52
Less distributions
From net investment income	(0.50)	(0.55)		(0.54)	(0.48)	(0.53)	(0.46)	(0.42)	(0.53)	(0.49)	(0.53)
From net realized gain	(4.77)	(3.79)		—	—	—	(4.77)	(3.79)	—	—	—
	(5.27)	(4.34)		(0.54)	(0.48)	(0.53)	(5.23)	(4.21)	(0.53)	(0.49)	(0.53)
Net asset value, end of period	$27.64	$24.87		$26.81	$20.85	$15.44	$27.59	$24.84	$26.69	$20.79	$15.43
Total return (%)[k]	38.10 [l,y]	11.85		32.04	39.15	2.58	37.82 [l,y]	11.65	31.77	38.93	3.05	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$313	$265		$612	$448	$303	$169	$131	$374	$168	$49
Ratio of net expenses to average net assets (%)	0.78	0.81		0.80	0.80	0.84	0.98	1.00	1.00	1.00	1.04	[r]
Ratio of gross expenses to average net assets (%)	0.78 [p]	0.81		0.80	0.80	0.84	0.98 [p]	1.00	1.00	1.00	1.04	[r]
Ratio of net investment income (loss) to average net assets (%)	2.48	3.31		3.38	3.93	5.28	2.30	2.92	3.29	3.33	6.03	[r]
Portfolio turnover (%)	67	92	[x]	82	30	74	67	92 [x]	82	30	74

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$24.83	$25.30
Net investment income (loss)[h]	0.59	0.78
Net realized and unrealized gain (loss) on investments	7.44	3.14
Total from investment operations	8.03	3.92
Less distributions
From net investment income	(0.51)	(0.60)
From net realized gain	(4.77)	(3.79)
	(5.28)	(4.39)
Net asset value, end of period	$27.58	$24.83
Total return (%)[k]	38.17 [l,y]	18.62	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$437	$828
Ratio of net expenses to average net assets (%)	0.73	0.75	[r]
Ratio of gross expenses to average net assets (%)	0.73 [p]	0.75	[r]
Ratio of net investment income (loss) to average net assets (%)	2.31	3.87	[r]
Portfolio turnover (%)	67	92	[x]

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.
x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Science & Technology

	Series I							Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03		12-31-02	12-31-06	12-31-05	12-31-04	12-31-03		12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$11.77	$11.53		$11.43	$7.60		$12.83	$11.72	$11.51	$11.42	$7.59		$12.61
Net investment income (loss)[h]	(0.06)	(0.07)		(0.03)	(0.07)		(0.08)	(0.08)	(0.09)	(0.05)	(0.10)		(0.08)
Net realized and unrealized gain (loss) on investments	0.71	0.31		0.13	3.90		(5.15)	0.71	0.30	0.14	3.93		(4.94)
Total from investment operations	0.65	0.24		0.10	3.83		(5.23)	0.63	0.21	0.09	3.83		(5.02)
Net asset value, end of period	$12.42	$11.77		$11.53	$11.43		$7.60	$12.35	$11.72	$11.51	$11.42		$7.59
Total return (%)[l]	5.52	2.08		0.87	50.39		(40.76)	5.38	1.82	0.79	50.46		(39.81)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$347	$403		$490	$558		$359	$61	$62	$71	$66		$11
Ratio of net expenses to average net assets (%)	1.16	1.14		1.13	1.16	[t]	1.15	1.36	1.34	1.33	1.36	[t]	1.35 [r]
Ratio of gross expenses to average net assets (%)[p]	1.18	1.17		1.16	1.19	[t]	1.17	1.39	1.37	1.36	1.39	[t]	1.37 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.48)	(0.59)		(0.28)	(0.79)		(0.87)	(0.68)	(0.79)	(0.42)	(0.99)		(1.07)[r]
Portfolio turnover (%)	194	54		55	56	[x]	59	194	54	55	56	[x]	59

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$11.78	$10.45
Net investment income (loss)[h]	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.70	1.38
Total from investment operations	0.66	1.33
Net asset value, end of period	$12.44	$11.78
Total return (%)[l]	5.60	12.73	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[n]
Ratio of net expenses to average net assets (%)	1.12	1.10	[r]
Ratio of gross expenses to average net assets (%)[p]	1.15	1.13	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.51)	(0.58)[r]
Portfolio turnover (%)	194	54

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
t
The ratios of gross and net operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.18% and 1.15% for Series I and 1.38% and 1.35% for Series II, respectively.

x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Cap

	Series I			Series II

Period ended	12-31-06	12-31-05 [a]		12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.30	$12.50		$14.30	$12.50
Net investment income (loss)[h]	(0.05)	(0.06)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.12	1.86		1.12	1.87
Total from investment operations	1.07	1.80		1.05	1.80
Less distributions
From net realized gain	(1.24)	—		(1.24)	—
	(1.24)	—		(1.24)	—
Net asset value, end of period	$14.13	$14.30		$14.11	$14.30
Total return (%)	7.56 [l]	14.40	[m]	7.41 [l]	14.40	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1		$1	$1
Ratio of net expenses to average net assets (%)	0.96	0.97	[r]	1.14	1.18	[r]
Ratio of gross expenses to average net assets (%)	0.96 [p]	0.97	[r]	1.14 [p]	1.18	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.33)	(0.58)[r]		(0.54)	(0.76)[r]
Portfolio turnover (%)	65	129	[m]	65	129	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.31	$12.50
Net investment income (loss)[h]	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	1.12	1.86
Total from investment operations	1.08	1.81
Less distributions
From net realized gain	(1.24)	—
	(1.24)	—
Net asset value, end of period	$14.15	$14.31
Total return (%)	7.63 [l]	14.48	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$230	$146
Ratio of net expenses to average net assets (%)	0.89	0.92	[r]
Ratio of gross expenses to average net assets (%)	0.89 [p]	0.92	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.30)	(0.49)[r]
Portfolio turnover (%)	65	129	[m]

a	Series I, Series II and Series NAV shares all began operations on 4-29-05.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Cap Growth

	Series I							Series II

Period ended	12-31-06		12-31-05 [a]					12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$10.16		$8.06					$10.14		$8.06
Net investment income (loss)[h]	(0.08)[u]		(0.06)					(0.10)[u]		(0.07)
Net realized and unrealized gain (loss) on investments	1.45		2.38					1.44		2.37
Total from investment operations	1.37		2.32					1.34		2.30
Less distributions
From net realized gain	—		(0.22)					—		(0.22)
	—		(0.22)					—		(0.22)
Net asset value, end of period	$11.53		$10.16					$11.48		$10.14
Total return (%)[k]	13.48	[l,y]	29.00 [m]					13.21	[l,y]	28.75 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$23		$1					$31		$19
Ratio of net expenses to average net assets (%)	1.22		1.23 [r]					1.40		1.41 [r]
Ratio of gross expenses to average net assets (%)	1.22	[p]	1.23 [r]					1.40	[p]	1.41 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.73)[u]		(0.90)[r]					(0.95)[u]		(1.07)[r]
Portfolio turnover (%)	162		140					162		140

	Series NAV

Period ended	12-31-06		12-31-05 [f]	12-31-04	[g]	12-31-03 [e,g]	12-31-02 [g]
Per share operating performance
Net asset value, beginning of period	$10.17		$8.87	$8.10		$6.30	$8.79
Net investment income (loss)	(0.08)[h,u]		(0.08)[h]	—	[j]	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	1.45		1.60	0.77		3.07	(2.49)
Total from investment operations	1.37		1.52	0.77		3.04	(2.48)
Less distributions
From net investment income	—		—	—		—	(0.01)
From net realized gain	—		(0.22)	—		—	—
From capital paid-in	—		—	—		(1.24)	—
	—		(0.22)	—		(1.24)	(0.01)
Net asset value, end of period	$11.54		$10.17	$8.87		$8.10	$6.30
Total return (%)[k]	13.47	[l,y]	17.34	9.45	[l]	48.83 [l]	(28.21)[l]

Ratios and supplemental data
Net assets, end of period (in millions)	$241		$253	$228		$87	$50
Ratio of net expenses to average net assets (%)	1.14		1.13	1.14		1.11	1.00
Ratio of gross expenses to average net assets (%)	1.15	[p]	1.13	1.35	[p]	1.21 [p]	1.04 [p]
Ratio of net investment income (loss) to average net assets (%)	(0.70)[u]		(0.84)	(0.71)		(0.59)	0.19
Portfolio turnover (%)	162		140	160	[x]	235	45

a	Series I and Series II, began operations on 4-29-05.
e	Certain amounts have been reclassified to permit comparison.
f
Effective 04-29-05, shareholders of the former VST Small Cap Emerging Growth Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Cap Growth. Additionally, the accounting and performance history of the VST Small Cap Emerging Growth Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Growth.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not Annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
u	Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflects a special dividend received by the Portfolio which amounted to the following amounts:

	Per share	Percentage of average net assets
Series I	$0.01	0.13%
Series II	0.01	0.06
Series NAV	0.01	0.06

x	Excludes merger activity.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Cap Opportunities

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	[a]	12-31-06	12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$22.82	$21.62		$17.50	$12.50		$22.71	$21.55	$17.48	$12.50
Net investment income (loss)[h]	0.29	0.17		0.16	0.10		0.24	0.11	0.15	0.02
Net realized and unrealized gain (loss) on investments	2.09	1.45		4.28	4.90		2.07	1.47	4.24	4.96
Total from investment operations	2.38	1.62		4.44	5.00		2.31	1.58	4.39	4.98
Less distributions
From net investment income	(0.17)	—		(0.02)	—		(0.13)	—	(0.02)	—
From net realized gain	(0.63)	(0.42)		(0.30)	—		(0.63)	(0.42)	(0.30)	—
	(0.80)	(0.42)		(0.32)	—		(0.76)	(0.42)	(0.32)	—
Net asset value, end of period	$24.40	$22.82		$21.62	$17.50		$24.26	$22.71	$21.55	$17.48
Total return (%)[k]	10.45 [l]	7.77		25.78	40.00	[m]	10.19 [l]	7.61	25.48	39.84	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$110	$124		$95	$36		$76	$83	$127	$33
Ratio of net expenses to average net assets (%)	1.07	1.12		1.13	1.23	[r]	1.27	1.32	1.33	1.43	[r]
Ratio of gross expenses to average net assets (%)	1.07 [p]	1.12		1.13	1.23	[r]	1.27 [p]	1.32	1.33	1.43	[r]
Ratio of net investment income (loss) to average net assets (%)	1.23	0.76		0.88	0.33	[r]	1.03	0.49	0.81	0.23	[r]
Portfolio turnover (%)	36	113	[x]	40	17	[m]	36	113 [x]	40	17	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$22.72	$21.40
Net investment income (loss)[h]	0.32	0.18
Net realized and unrealized gain (loss) on investments	2.05	1.67
Total from investment operations	2.37	1.85
Less distributions
From net investment income	(0.18)	(0.11)
From net realized gain	(0.63)	(0.42)
	(0.81)	(0.53)
Net asset value, end of period	$24.28	$22.72
Total return (%)[k]	10.47 [l]	8.98	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$272	$183
Ratio of net expenses to average net assets (%)	1.02	1.06	[r]
Ratio of gross expenses to average net assets (%)	1.02 [p]	1.06	[r]
Ratio of net investment income (loss) to average net assets (%)	1.39	1.00	[r]
Portfolio turnover (%)	36	113	[x]

a	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Cap Value

	Series I								Series II

Period ended	12-31-06	12-31-05 [a]							12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$20.94	$18.45							$20.90		$18.45
Net investment income (loss)[h]	0.17	0.04							0.09		—	[j]
Net realized and unrealized gain (loss) on investments	3.36	2.68							3.39		2.68
Total from investment operations	3.53	2.72							3.48		2.68
Less distributions
From net investment income	(0.01)	—							—		—
From net realized gain	(3.88)	(0.23)							(3.88)		(0.23)
	(3.89)	(0.23)							(3.88)		(0.23)
Net asset value, end of period	$20.58	$20.94							$20.50		$20.90
Total return (%)[k]	19.26 [l,y]	14.78	[m]						19.03	[l,y]	14.56	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$74	$1							$69		$34
Ratio of net expenses to average net assets (%)	1.19	1.18	[r]						1.37		1.38	[r]
Ratio of gross expenses to average net assets (%)	1.19 [p]	1.18	[r]						1.37	[p]	1.38	[r]
Ratio of net investment income (loss) to average net assets (%)	0.88	0.27	[r]						0.48		0.01	[r]
Portfolio turnover (%)	49	68							49		68

	Series NAV

Period ended	12-31-06	12-31-05 [f]		12-31-04	[g]	12-31-03	[g]	12-31-02 [e,g]
Per share operating performance
Net asset value, beginning of period	$20.94	$19.42		$16.56		$12.55		$13.76
Net investment income (loss)	0.13 [h]	0.05	[h]	0.19		0.09		0.08
Net realized and unrealized gain (loss) on investments	3.40	1.73		3.99		4.66		(0.96)
Total from investment operations	3.53	1.78		4.18		4.75		(0.88)
Less distributions
From net investment income	(0.02)	(0.03)		—		—		—
From net realized gain	(3.88)	(0.23)		(1.16)		(0.65)		(0.11)
From capital paid-in	—	—		(0.16)		(0.09)		(0.22)
	(3.90)	(0.26)		(1.32)		(0.74)		(0.33)
Net asset value, end of period	$20.57	$20.94		$19.42		$16.56		$12.55
Total return (%)[k]	19.32 [l,y]	9.21		25.45	[l]	37.97	[l]	(6.43)

Ratios and supplemental data
Net assets, end of period (in millions)	$278	$265		$247		$190		$120
Ratio of net expenses to average net assets (%)	1.11	1.10		1.05		1.05		1.04
Ratio of gross expenses to average net assets (%)	1.11 [p]	1.10		1.06	[p]	1.06	[p]	1.04
Ratio of net investment income (loss) to average net assets (%)	0.67	0.25		1.11		0.67		0.62
Portfolio turnover (%)	49	68		33		30		41

a	Series I and Series II began operations on 4-29-05.
e	Certain amounts have been reclassified to permit comparison.
f
Effective 04-29-05, shareholders of the former VST Small Cap Value Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Small Cap Value Trust. Additionally, the accounting and performance history of the VST Small Cap Value Fund Series NAV was redesignated as that of Series NAV shares of Small Cap Value Trust.

g	Audited by previous auditor.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
y	John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01%. See Note 1.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Company

	Series I				Series II

Period ended	12-31-06	12-31-05	12-31-04	[a]	12-31-06	12-31-05	12-31-04	[a]
Per share operating performance
Net asset value, beginning of period	$15.76	$15.22	$12.50		$15.70	$15.21	$12.50
Net investment income (loss)[h]	(0.06)	(0.07)	(0.04)		(0.11)	(0.09)	(0.06)
Net realized and unrealized gain (loss) on investments	1.02	1.00	2.76		1.04	0.97	2.77
Total from investment operations	0.96	0.93	2.72		0.93	0.88	2.71
Less distributions
From net realized gain	(2.21)	(0.39)	—		(2.21)	(0.39)	—
	(2.21)	(0.39)	—		(2.21)	(0.39)	—
Net asset value, end of period	$14.51	$15.76	$15.22		$14.42	$15.70	$15.21
Total return (%)[k]	5.60 [l]	6.32	21.76	[l,m]	5.41 [l]	5.99	21.68	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1	$24		$8	$26	$32
Ratio of net expenses to average net assets (%)	1.36	1.37	1.59	[r]	1.56	1.61	1.79	[r]
Ratio of gross expenses to average net assets (%)	1.36 [p]	1.37	1.67	[p,r]	1.56 [p]	1.61	1.87	[p,r]
Ratio of net investment income (loss) to average net assets (%)	(0.40)	(0.49)	(0.47)[r]		(0.71)	(0.56)	(0.68)[r]
Portfolio turnover (%)	143	183	107	[m]	143	183	107	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$15.76	$15.46
Net investment income (loss)[h]	(0.06)	(0.03)
Net realized and unrealized gain (loss) on investments	1.03	0.72
Total from investment operations	0.97	0.69
Less distributions
From net realized gain	(2.21)	(0.39)
	(2.21)	(0.39)
Net asset value, end of period	$14.52	$15.76
Total return (%)[k]	5.66 [l]	4.67 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$53	$40
Ratio of net expenses to average net assets (%)	1.31	1.34 [r]
Ratio of gross expenses to average net assets (%)	1.31 [p]	1.34 [r]
Ratio of net investment income (loss) to average net assets (%)	(0.38)	(0.23)[r]
Portfolio turnover (%)	143	183

a	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Company Growth

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.29	$12.50
Net investment income (loss)[h]	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments	1.94	0.81
Total from investment operations	1.84	0.79
Less distributions
From net realized gain	(0.02)	—
	(0.02)	—
Net asset value, end of period	$15.11	$13.29
Total return (%)[k]	13.83 [l]	6.32	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$106	$58
Ratio of net expenses to average net assets (%)	1.11	1.13	[r]
Ratio of gross expenses to average net assets (%)	1.11 [p]	1.13	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.68)	(0.76)[r]
Portfolio turnover (%)	49	7	[m]

a	Series NAV began operations on 10-24-05.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Company Value

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$22.21	$21.18		$17.14	$12.90	$13.80	$22.13		$21.10	$17.10	$12.89	$13.83
Net investment income (loss)[h]	0.04	0.03		0.09	0.04	0.08	—	[j]	(0.01)	0.06	0.01	0.13
Net realized and unrealized gain (loss) on investments	3.27	1.40		4.20	4.28	(0.88)	3.24		1.39	4.18	4.29	(0.97)
Total from investment operations	3.31	1.43		4.29	4.32	(0.80)	3.24		1.38	4.24	4.30	(0.84)
Less distributions
From net investment income	(0.02)	(0.06)		(0.03)	(0.06)	(0.04)	—		(0.01)	(0.02)	(0.07)	(0.04)
From net realized gain	(3.61)	(0.34)		(0.22)	(0.02)	(0.06)	(3.61)		(0.34)	(0.22)	(0.02)	(0.06)
	(3.63)	(0.40)		(0.25)	(0.08)	(0.10)	(3.61)		(0.35)	(0.24)	(0.09)	(0.10)
Net asset value, end of period	$21.89	$22.21		$21.18	$17.14	$12.90	$21.76		$22.13	$21.10	$17.10	$12.89
Total return (%)[k]	15.42 [l]	6.93	[l]	25.31	33.66	(5.93)[l]	15.16	[l]	6.73 [l]	25.06	33.56	(6.20)[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$275	$291		$521	$386	$305	$195		$199	$278	$148	$51
Ratio of net expenses to average net assets (%)	1.08	1.10		1.10	1.11	1.11	1.28		1.30	1.30	1.31	1.31 [r]
Ratio of gross expenses to average net assets (%)	1.12 [p]	1.12	[p]	1.10	1.11	1.12 [p]	1.32	[p]	1.32 [p]	1.30	1.31	1.32 [p,r]
Ratio of net investment income (loss) to average net assets (%)	0.19	0.13		0.50	0.26	0.61	(0.01)		(0.03)	0.32	0.06	1.12 [r]
Portfolio turnover (%)	16	12		9	14	19	16		12	9	14	19

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$22.18	$21.03
Net investment income (loss)[h]	0.06	0.06
Net realized and unrealized gain (loss) on investments	3.26	1.52
Total from investment operations	3.32	1.58
Less distributions
From net investment income	(0.03)	(0.09)
From net realized gain	(3.61)	(0.34)
	(3.64)	(0.43)
Net asset value, end of period	$21.86	$22.18
Total return (%)[k,l]	15.50	7.72	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$234	$148
Ratio of net expenses to average net assets (%)	1.03	1.04	[r]
Ratio of gross expenses to average net assets (%)[p]	1.06	1.06	[r]
Ratio of net investment income (loss) to average net assets (%)	0.26	0.33	[r]
Portfolio turnover (%)	16	12

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Special Value

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	[a]	12-31-06		12-31-05	12-31-04	12-31-03	[a]
Per share operating performance
Net asset value, beginning of period	$19.65	$18.68	$15.82	$12.50		$19.53		$18.62	$15.80	$12.50
Net investment income (loss)[h]	0.08	(0.01)	0.04	(0.04)		0.05		(0.01)	0.02	(0.06)
Net realized and unrealized gain (loss) on investments	1.95	1.05	3.11	3.36		1.92		0.99	3.09	3.36
Total from investment operations	2.03	1.04	3.15	3.32		1.97		0.98	3.11	3.30
Less distributions
From net investment income	(0.01)	—	—	—		—		—	—	—
From net realized gain	(2.00)	(0.07)	(0.29)	—		(2.00)		(0.07)	(0.29)	—
	(2.01)	(0.07)	(0.29)	—		(2.00)		(0.07)	(0.29)	—
Net asset value, end of period	$19.67	$19.65	$18.68	$15.82		$19.50		$19.53	$18.62	$15.80
Total return (%)[k]	10.84 [l,t]	5.60	20.18	26.56	[l,m]	10.59	[l,t]	5.30	19.95	26.40	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	$2	$17	$11		$7		$8	$17	$7
Ratio of net expenses to average net assets (%)	1.09	1.25	1.33	1.55	[r]	1.29		1.43	1.53	1.75	[r]
Ratio of gross expenses to average net assets (%)	1.09 [p]	1.25	1.33	1.64	[p,r]	1.29	[p]	1.43	1.53	1.84	[p,r]
Ratio of net investment income (loss) to average net assets (%)	0.41	(0.03)	0.23	(0.44)[r]		0.29		(0.08)	0.09	(0.68)[r]
Portfolio turnover (%)	48	84	16	26	[m]	48		84	16	26	[m]

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$19.65	$18.43
Net investment income (loss)[h]	0.12	0.05
Net realized and unrealized gain (loss) on investments	1.91	1.24
Total from investment operations	2.03	1.29
Less distributions
From net investment income	(0.01)	— [j]
From net realized gain	(2.00)	(0.07)
	(2.01)	(0.07)
Net asset value, end of period	$19.67	$19.65
Total return (%)[k]	10.88 [l,t]	7.05 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$120	$69
Ratio of net expenses to average net assets (%)	1.04	1.20 [r]
Ratio of gross expenses to average net assets (%)	1.04 [p]	1.20 [r]
Ratio of net investment income (loss) to average net assets (%)	0.60	0.34 [r]
Portfolio turnover (%)	48	84

a	Series I, Series II and Series NAV shares began operations on 5-5-03, 5-5-03 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
t
In 2006, the adviser fully reimbursed the portfolio for a loss due to compliance error. Excluding this reimbursement total return would have been reduced by 0.06%, 0.05% and 0.06% for Series I, Series II and Series NAV, respectively.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Spectrum Income

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$12.71	$12.50
Net investment income (loss)[h]	0.55	0.09
Net realized and unrealized gain (loss) on investments	0.45	0.12
Total from investment operations	1.00	0.21
Less distributions
From net investment income	(0.08)	—
From net realized gain	— [j]	—
	(0.08)	—
Net asset value, end of period	$13.63	$12.71
Total return (%)[k,l]	7.90	1.68	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$867	$551
Ratio of net expenses to average net assets (%)	0.92	0.75	[r]
Ratio of gross expenses to average net assets (%)[p]	0.93	0.77	[r]
Ratio of net investment income (loss) to average net assets (%)	4.19	3.84	[r]
Portfolio turnover (%)	75	21	[m]

a	Series NAV began operations on 10-24-05.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total return would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Strategic Opportunities

	Series I							Series II

Period ended	12-31-06		12-31-05		12-31-04	12-31-03	12-31-02	12-31-06		12-31-05	12-31-04		12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$11.94		$10.93		$9.74	$7.74	$12.64	$11.92		$10.91	$9.71		$7.73	$11.99
Net investment income (loss)[h]	0.06		—	[j]	0.04	0.01	(0.03)	0.03		(0.02)	0.03		(0.01)	—	[j]
Net realized and unrealized gain (loss) on investments	1.39		1.06		1.16	1.99	(4.87)	1.39		1.06	1.17		1.99	(4.26)
Total from investment operations	1.45		1.06		1.20	2.00	(4.90)	1.42		1.04	1.20		1.98	(4.26)
Less distributions
From net investment income	—	[j]	(0.05)		(0.01)	—	—	—		(0.03)	—	[j]	—	—
	—	[j]	(0.05)		(0.01)	—	—	—		(0.03)	—	[j]	—	—
Net asset value, end of period	$13.39		$11.94		$10.93	$9.74	$7.74	$13.34		$11.92	$10.91		$9.71	$7.73
Total return (%)[k]	12.16	[l]	9.72		12.32	25.84	(38.77)	11.91	[l]	9.55	12.39		25.61	(35.53)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$393		$434		$495	$534	$514	$25		$26	$28		$23	$9
Ratio of net expenses to average net assets (%)	0.92		0.93		0.92	0.93	0.92	1.12		1.13	1.12		1.13	1.12	[r]
Ratio of gross expenses to average net assets (%)	0.92	[p]	0.93		0.92	0.93	0.92	1.12	[p]	1.13	1.12		1.13	1.12	[r]
Ratio of net investment income (loss) to average net assets (%)	0.46		0.03		0.40	0.10	(0.28)	0.27		(0.17)	0.25		(0.13)	0.02	[r]
Portfolio turnover (%)	185		106		116	185	229	185		106	116		185	229

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$11.95		$9.97
Net investment income (loss)[h]	0.08		0.07
Net realized and unrealized gain (loss) on investments	1.38		1.91
Total from investment operations	1.46		1.98
Less distributions
From net investment income	—	[j]	—
	—	[j]	—
Net asset value, end of period	$13.41		$11.95
Total return (%)[k]	12.25	[l]	19.86	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1		—	[n]
Ratio of net expenses to average net assets (%)	0.89		0.91	[r]
Ratio of gross expenses to average net assets (%)	0.89	[p]	0.91	[r]
Ratio of net investment income (loss) to average net assets (%)	0.64		0.87	[r]
Portfolio turnover (%)	185		106

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
n	Less than $500,000.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

U.S. Core

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$22.71	$23.07		$21.79	$17.40	$23.91	$22.60	$22.96	$21.72	$17.39	$23.43
Net investment income (loss)[h]	0.22	0.23		0.27	0.17	0.16	0.18	0.19	0.23	0.13	0.12
Net realized and unrealized gain (loss) on investments	1.65	0.20		1.19	4.41	(5.80)	1.64	0.20	1.18	4.41	(5.29)
Total from investment operations	1.87	0.43		1.46	4.58	(5.64)	1.82	0.39	1.41	4.54	(5.17)
Less distributions
From net investment income	(0.28)	(0.31)		(0.18)	(0.19)	(0.12)	(0.23)	(0.27)	(0.17)	(0.21)	(0.12)
From net realized gain	(2.66)	(0.48)		—	—	(0.75)	(2.66)	(0.48)	—	—	(0.75)
	(2.94)	(0.79)		(0.18)	(0.19)	(0.87)	(2.89)	(0.75)	(0.17)	(0.21)	(0.87)
Net asset value, end of period	$21.64	$22.71		$23.07	$21.79	$17.40	$21.53	$22.60	$22.96	$21.72	$17.39
Total return (%)[k]	9.17 [l]	2.03		6.77	26.45	(24.33)	8.99 [l]	1.84	6.55	26.41	(22.83)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$927	$1,095		$1,359	$1,553	$1,436	$90	$105	$120	$115	$39
Ratio of net expenses to average net assets (%)	0.87	0.78		0.74	0.75	0.75	1.07	0.98	0.94	0.95	0.95 [r]
Ratio of gross expenses to average net assets (%)	0.87 [p]	0.78		0.74	0.75	0.75	1.07 [p]	0.98	0.94	0.95	0.95 [r]
Ratio of net investment income (loss) to average net assets (%)	1.04	1.04		1.22	0.92	0.79	0.84	0.84	1.04	0.69	0.77 [r]
Portfolio turnover (%)	71	135		43	39	40	71	135	43	39	40

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$22.71	$21.51
Net investment income (loss)[h]	0.23	0.21
Net realized and unrealized gain (loss) on investments	1.65	0.99
Total from investment operations	1.88	1.20
Less distributions
From net investment income	(0.27)	—
From net realized gain	(2.66)	—
	(2.93)	—
Net asset value, end of period	$21.66	$22.71
Total return (%)[k]	9.26 [l]	5.58	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1
Ratio of net expenses to average net assets (%)	0.82	0.79	[r]
Ratio of gross expenses to average net assets (%)	0.82 [p]	0.79	[r]
Ratio of net investment income (loss) to average net assets (%)	1.08	1.39	[r]
Portfolio turnover (%)	71	135

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

U.S. Global Leaders Growth

	Series I						Series II

Period ended	12-31-06		12-31-05		12-31-04	[a]	12-31-06		12-31-05	12-31-04	[a]
Per share operating performance
Net asset value, beginning of period	$13.04		$13.17		$12.50		$13.04		$13.16	$12.50
Net investment income (loss)[h]	0.07		0.03		0.07		0.04		0.01	0.07
Net realized and unrealized gain (loss) on investments	0.16		0.09		0.66		0.16		0.10	0.64
Total from investment operations	0.23		0.12		0.73		0.20		0.11	0.71
Less distributions
From net investment income	—		(0.02)		(0.06)		—		—	(0.05)
From net realized gain	(0.12)		(0.23)		—		(0.12)		(0.23)	—
	(0.12)		(0.25)		(0.06)		(0.12)		(0.23)	(0.05)
Net asset value, end of period	$13.15		$13.04		$13.17		$13.12		$13.04	$13.16
Total return (%)[k]	1.81	[l]	0.87		5.82	[l,m]	1.57	[l]	0.78	5.68	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$36		$43		$3		$30		$37	$7
Ratio of net expenses to average net assets (%)	0.77		0.81		1.26	[r]	0.97		1.02	1.46	[r]
Ratio of gross expenses to average net assets (%)	0.77	[p]	0.81		1.49	[p,r]	0.97	[p]	1.02	1.69	[p,r]
Ratio of net investment income (loss) to average net assets (%)	0.55		0.24		0.82	[r]	0.35		0.06	0.89	[r]
Portfolio turnover (%)	20		154	[x]	7	[m]	20		154 [x]	7	[m]

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.05		$12.79
Net investment income (loss)[h]	0.08		0.03
Net realized and unrealized gain (loss) on investments	0.15		0.49
Total from investment operations	0.23		0.52
Less distributions
From net investment income	—	[j]	(0.03)
From net realized gain	(0.12)		(0.23)
	(0.12)		(0.26)
Net asset value, end of period	$13.16		$13.05
Total return (%)[k]	1.81	[l]	4.00	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$584		$346
Ratio of net expenses to average net assets (%)	0.72		0.76	[r]
Ratio of gross expenses to average net assets (%)	0.72	[p]	0.76	[r]
Ratio of net investment income (loss) to average net assets (%)	0.60		0.31	[r]
Portfolio turnover (%)	20		154	[x]

a	Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
r	Annualized.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

U.S. Large Cap

	Series I								Series II

Period ended	12-31-06		12-31-05		12-31-04		12-31-03	12-31-02	12-31-06		12-31-05	12-31-04		12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$14.75		$14.00		$12.84		$9.41	$12.61	$14.70		$13.92	$12.79		$9.41	$12.35
Net investment income (loss)[h]	0.10		0.07		0.07		0.05	0.05	0.07		0.05	0.04		0.02	0.03
Net realized and unrealized gain (loss) on investments	1.47		0.74		1.13		3.42	(3.22)	1.45		0.75	1.12		3.41	(2.94)
Total from investment operations	1.57		0.81		1.20		3.47	(3.17)	1.52		0.80	1.16		3.43	(2.91)
Less distributions
From net investment income	(0.09)		(0.06)		(0.04)		(0.04)	(0.03)	(0.06)		(0.02)	(0.03)		(0.05)	(0.03)
	(0.09)		(0.06)		(0.04)		(0.04)	(0.03)	(0.06)		(0.02)	(0.03)		(0.05)	(0.03)
Net asset value, end of period	$16.23		$14.75		$14.00		$12.84	$9.41	$16.16		$14.70	$13.92		$12.79	$9.41
Total return (%)[k]	10.66	[l]	5.82		9.39		37.06	(25.18)	10.36	[l]	5.73	9.11		36.68	(23.61)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$443		$485		$639		$414	$382	$114		$129	$240		$143	$59
Ratio of net expenses to average net assets (%)	0.91		0.94		0.93	[t]	0.93	0.94	1.11		1.14	1.13	[t]	1.13	1.14 [r]
Ratio of gross expenses to average net assets (%)	0.91	[p]	0.94		0.93	[t]	0.93	0.94	1.11	[p]	1.14	1.13	[t]	1.13	1.14 [r]
Ratio of net investment income (loss) to average net assets (%)	0.65		0.50		0.53		0.43	0.43	0.45		0.34	0.34		0.21	0.35 [r]
Portfolio turnover (%)	29		34		46	[x]	34	42	29		34	46	[x]	34	42

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$14.74		$13.89
Net investment income (loss)[h]	0.12		0.02
Net realized and unrealized gain (loss) on investments	1.45		0.91
Total from investment operations	1.57		0.93
Less distributions
From net investment income	(0.11)		(0.08)
	(0.11)		(0.08)
Net asset value, end of period	$16.20		$14.74
Total return (%)[k]	10.68	[l]	6.76	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$402		$2
Ratio of net expenses to average net assets (%)	0.87		0.79	[r]
Ratio of gross expenses to average net assets (%)	0.87	[p]	0.79	[r]
Ratio of net investment income (loss) to average net assets (%)	0.77		0.21	[r]
Portfolio turnover (%)	29		34

a	Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.
t	The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 0.92% and 1.12% for Series I and Series II, respectively.
x	Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

U.S. Multi Sector

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.05	$12.50
Net investment income (loss)[h]	0.14	0.02
Net realized and unrealized gain (loss) on investments	0.86	0.53
Total from investment operations	1.00	0.55
Less distributions
From net investment income	(0.02)	—
From net realized gain	(0.03)	—
	(0.05)	—
Net asset value, end of period	$14.00	$13.05
Total return (%)[k]	7.63 [l]	4.40	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1,408	$855
Ratio of net expenses to average net assets (%)	0.81	0.77	[r]
Ratio of gross expenses to average net assets (%)	0.81 [p]	0.77	[r]
Ratio of net investment income (loss) to average net assets (%)	1.06	0.84	[r]
Portfolio turnover (%)	61	5	[m]

a	Series NAV began operations on 10-24-05.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Utilities

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$13.18	$12.08		$9.43	$7.11	$9.29	$13.10	$12.02	$9.39	$7.10	$8.77
Net investment income (loss)[h]	0.29	0.20		0.19	0.13	0.15	0.27	0.18	0.17	0.11	0.12
Net realized and unrealized gain (loss) on investments	3.25	1.72		2.56	2.29	(2.33)	3.23	1.70	2.55	2.29	(1.79)
Total from investment operations	3.54	1.92		2.75	2.42	(2.18)	3.50	1.88	2.72	2.40	(1.67)
Less distributions
From net investment income	(0.33)	(0.06)		(0.10)	(0.10)	— [j]	(0.31)	(0.04)	(0.09)	(0.11)	—	[j]
From net realized gain	(1.73)	(0.76)		—	—	—	(1.73)	(0.76)	—	—	—
	(2.06)	(0.82)		(0.10)	(0.10)	— [j]	(2.04)	(0.80)	(0.09)	(0.11)	—	[j]
Net asset value, end of period	$14.66	$13.18		$12.08	$9.43	$7.11	$14.56	$13.10	$12.02	$9.39	$7.10
Total return (%)[k]	31.00 [l]	16.82		29.42	34.53	(23.46)	30.77 [l]	16.56	29.23	34.25	(19.04)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$134	$89		$60	$34	$21	$66	$54	$38	$20	$7
Ratio of net expenses to average net assets (%)	1.00	1.09		1.15	1.31	1.28	1.20	1.29	1.35	1.51	1.48	[r]
Ratio of gross expenses to average net assets (%)	1.00 [p]	1.09		1.15	1.31	1.28	1.20 [p]	1.29	1.35	1.51	1.48	[r]
Ratio of net investment income (loss) to average net assets (%)	2.24	1.62		1.87	1.64	1.99	2.08	1.43	1.68	1.36	1.83	[r]
Portfolio turnover (%)	98	100		106	131	89	98	100	106	131	89

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.17	$11.34
Net investment income (loss)[h]	0.30	0.13
Net realized and unrealized gain (loss) on investments	3.25	1.70
Total from investment operations	3.55	1.83
Less distributions
From net investment income	(0.34)	—
From net realized gain	(1.73)	—
	(2.07)	—
Net asset value, end of period	$14.65	$13.17
Total return (%)	31.07 [k,l]	16.14	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$7	$3
Ratio of net expenses to average net assets (%)	0.95	1.04	[r]
Ratio of gross expenses to average net assets (%)	0.95 [p]	1.04	[r]
Ratio of net investment income (loss) to average net assets (%)	2.29	1.34	[r]
Portfolio turnover (%)	98	100

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Value

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$21.89	$19.57		$17.09	$12.49	$16.47	$21.81	$19.50	$17.04	$12.48	$16.26
Net investment income (loss)[h]	0.18	0.08		0.10	0.10	0.14	0.13	0.04	0.07	0.06	0.12
Net realized and unrealized gain (loss) on investments	3.95	2.36		2.48	4.67	(3.82)	3.94	2.36	2.48	4.68	(3.60)
Total from investment operations	4.13	2.44		2.58	4.77	(3.68)	4.07	2.40	2.55	4.74	(3.48)
Less distributions
From net investment income	(0.09)	(0.12)		(0.10)	(0.17)	(0.12)	(0.05)	(0.09)	(0.09)	(0.18)	(0.12)
From net realized gain	(3.21)	—		—	—	(0.18)	(3.21)	—	—	—	(0.18)
	(3.30)	(0.12)		(0.10)	(0.17)	(0.30)	(3.26)	(0.09)	(0.09)	(0.18)	(0.30)
Net asset value, end of period	$22.72	$21.89		$19.57	$17.09	$12.49	$22.62	$21.81	$19.50	$17.04	$12.48
Total return (%)[k]	21.05 [l]	12.56		15.18	38.76	(22.80)	20.80 [l]	12.35	15.04	38.60	(21.87)[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$290	$263		$307	$272	$238	$59	$46	$49	$29	$11
Ratio of net expenses to average net assets (%)	0.83	0.86		0.85	0.87	0.86	1.03	1.06	1.05	1.07	1.06 [r]
Ratio of gross expenses to average net assets (%)	0.83 [p]	0.86		0.85	0.87	0.86	1.03 [p]	1.06	1.05	1.07	1.06 [r]
Ratio of net investment income (loss) to average net assets (%)	0.83	0.39		0.58	0.71	0.94	0.64	0.20	0.40	0.44	1.02 [r]
Portfolio turnover (%)	65	67		80	186	52	65	67	80	186	52

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$21.90	$18.90
Net investment income (loss)[h]	0.19	0.11
Net realized and unrealized gain (loss) on investments	3.94	2.89
Total from investment operations	4.13	3.00
Less distributions
From net investment income	(0.10)	—
From net realized gain	(3.21)	—
	(3.31)	—
Net asset value, end of period	$22.72	$21.90
Total return (%)[k]	21.03 [l]	15.87	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1
Ratio of net expenses to average net assets (%)	0.78	0.82	[r]
Ratio of gross expenses to average net assets (%)	0.78 [p]	0.82	[r]
Ratio of net investment income (loss) to average net assets (%)	0.90	0.77	[r]
Portfolio turnover (%)	65	67

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Value & Restructuring

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.31	$12.50
Net investment income (loss)[h]	0.17	0.04
Net realized and unrealized gain (loss) on investments	1.74	0.77
Total from investment operations	1.91	0.81
Less distributions
From net investment income	(0.04)	—
From net realized gain	(0.04)	—
	(0.08)	—
Net asset value, end of period	$15.14	$13.31
Total return (%)[k]	14.43 [l]	6.48	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$337	$153
Ratio of net expenses to average net assets (%)	0.89	0.91	[r]
Ratio of gross expenses to average net assets (%)	0.89 [p]	0.91	[r]
Ratio of net investment income (loss) to average net assets (%)	1.21	1.80	[r]
Portfolio turnover (%)	14	4	[m]

a	Series NAV began operations on 10-24-05.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Vista

	Series NAV

Period ended	12-31-06		12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.12		$12.50
Net investment income (loss)[h]	(0.04)		(0.01)
Net realized and unrealized gain (loss) on investments	1.18		0.63
Total from investment operations	1.14		0.62
Net asset value, end of period	$14.26		$13.12
Total return (%)	8.69	[l]	4.96	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$120		$69
Ratio of net expenses to average net assets (%)	1.02		1.00	[r]
Ratio of gross expenses to average net assets (%)	1.02	[p]	1.00	[r]
Ratio of net investment income (loss) to average net assets (%)	(0.30)		(0.30)[r]
Portfolio turnover (%)	219		32	[m]

a	Series NAV began operations on 10-24-05.
h	Based on the average of the shares outstanding.
l	Total returns would have been lower had certain expenses not been reduced during the period shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the period shown.
r	Annualized.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 89.87%

Advertising - 1.05%
Omnicom Group, Inc.	61,000	$6,376,940

Aerospace - 4.24%
Boeing Company	109,400	9,719,096
Lockheed Martin Corp.	104,300	9,602,901
Raytheon Company	123,700	6,531,360

		25,853,357

Agriculture - 0.61%
Archer-Daniels-Midland Company	116,700	3,729,732

Air Travel - 0.63%
Continental Airlines, Inc., Class B * (a)	93,600	3,861,000

Apparel & Textiles - 1.70%
Coach, Inc. *	93,600	4,021,056
Jones Apparel Group, Inc.	180,600	6,037,458
Polo Ralph Lauren Corp., Class A	4,000	310,640

		10,369,154

Auto Parts - 0.23%
American Axle & Manufacturing Holdings, Inc. (a)	58,100	1,103,319
TRW Automotive Holdings Corp. *	12,700	328,549

		1,431,868

Automobiles - 0.66%
Monaco Coach Corp. (a)	10,500	148,680
PACCAR, Inc. (a)	53,400	3,465,660
Tenneco, Inc. *	17,200	425,184

		4,039,524

Banking - 3.48%
Bank of America Corp.	325,900	17,399,801
Flagstar Bancorp, Inc. (a)	12,600	186,984
KeyCorp	4,800	182,544
US Bancorp	94,900	3,434,431

		21,203,760

Biotechnology - 1.62%
Amgen, Inc. *	136,700	9,337,977
Applera Corp.	14,500	532,005

		9,869,982

Broadcasting - 0.00%
Liberty Global, Inc., Series C *	700	19,600

Business Services - 1.37%
Acxiom Corp. (a)	138,000	3,539,700
Cadence Design Systems, Inc. * (a)	176,400	3,159,324
Coinstar, Inc. * (a)	8,100	247,617
FactSet Research Systems, Inc.	24,900	1,406,352

		8,352,993

Cable and Television - 1.46%
DIRECTV Group, Inc. *	357,600	8,918,544

Cellular Communications - 0.05%
Telephone & Data Systems, Inc.	5,600	304,248

Chemicals - 1.01%
Celanese Corp., Series A	18,000	465,840

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Lyondell Chemical Company (a)	211,600	$5,410,612
Terra Industries, Inc. * (a)	26,000	311,480

		6,187,932

Computers & Business Equipment - 3.29%
Cisco Systems, Inc. *	15,900	434,547
Hewlett-Packard Company	236,400	9,737,316
Lexmark International, Inc. *	79,500	5,819,400
MTS Systems Corp. (a)	9,600	370,752
Tech Data Corp. * (a)	32,000	1,211,840
Western Digital Corp. * (a)	121,400	2,483,844

		20,057,699

Cosmetics & Toiletries - 1.40%
Colgate-Palmolive Company	35,100	2,289,924
Estee Lauder Companies, Inc., Class A	125,000	5,102,500
Kimberly-Clark Corp.	17,200	1,168,740

		8,561,164

Crude Petroleum & Natural Gas - 0.83%
Cimarex Energy Company (a)	39,300	1,434,450
Unit Corp. *	53,000	2,567,850
W&T Offshore, Inc. (a)	34,300	1,053,696

		5,055,996

Domestic Oil - 0.78%
Denbury Resources, Inc. *	82,400	2,289,896
Houston Exploration Company * (a)	2,400	124,272
Noble Energy, Inc.	38,500	1,889,195
Range Resources Corp.	15,900	436,614

		4,739,977

Drugs & Health Care - 0.09%
Perrigo Company (a)	20,800	359,840
Res-Care, Inc. * (a)	10,800	196,020

		555,860

Electrical Utilities - 2.14%
Exelon Corp.	55,300	3,422,517
FirstEnergy Corp.	134,000	8,080,200
PPL Corp.	28,600	1,025,024
The AES Corp. *	24,200	533,368

		13,061,109

Electronics - 0.24%
Amphenol Corp., Class A	16,900	1,049,152
AVX Corp. (a)	28,000	414,120

		1,463,272

Energy - 0.57%
Sempra Energy (a)	53,100	2,975,724
TXU Corp.	9,200	498,732

		3,474,456

Financial Services - 9.90%
Citigroup, Inc.	42,600	2,372,820
City Holding Company (a)	1,900	77,691
Goldman Sachs Group, Inc.	50,800	10,126,980

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
JPMorgan Chase & Company	301,400	$14,557,620
Lehman Brothers Holdings, Inc.	4,600	359,352
Merrill Lynch & Company, Inc.	122,300	11,386,130
Morgan Stanley	130,700	10,642,901
Wells Fargo & Company (c)	305,400	10,860,024

		60,383,518

Food & Beverages - 2.98%
ConAgra Foods, Inc.	99,900	2,697,300
General Mills, Inc.	51,400	2,960,640
Pepsi Bottling Group, Inc.	133,100	4,114,121
PepsiCo, Inc.	128,300	8,025,165
Smithfield Foods, Inc. * (a)	15,400	395,164

		18,192,390

Healthcare Products - 1.40%
Baxter International, Inc.	7,500	347,925
Beckman Coulter, Inc. (a)	11,300	675,740
Becton, Dickinson & Company	28,300	1,985,245
Hillenbrand Industries, Inc.	52,500	2,988,825
IDEXX Laboratories, Inc. *	2,500	198,250
Kinetic Concepts, Inc. *	60,000	2,373,000

		8,568,985

Healthcare Services - 2.11%
Amedisys, Inc. * (a)	12,000	394,440
Coventry Health Care, Inc. *	5,800	290,290
Humana, Inc. *	93,500	5,171,485
McKesson Corp.	138,200	7,006,740

		12,862,955

Holdings Companies/Conglomerates - 2.13%
General Electric Company	182,100	6,775,941
Loews Corp.	150,500	6,241,235

		13,017,176

Hotels & Restaurants - 2.19%
Applebee’s International, Inc. (a)	19,400	478,598
CEC Entertainment, Inc. *	10,200	410,550
Choice Hotels, Inc.	6,500	273,650
Darden Restaurants, Inc.	131,700	5,290,389
Starbucks Corp. *	194,300	6,882,106

		13,335,293

Industrial Machinery - 1.12%
Cummins, Inc. (a)	48,500	5,731,730
Parker-Hannifin Corp.	14,500	1,114,760

		6,846,490

Insurance - 1.87%
Chubb Corp.	10,500	555,555
CNA Financial Corp. * (a)	72,900	2,939,328
HCC Insurance Holdings, Inc.	23,100	741,279
MetLife, Inc.	15,800	932,358
Philadelphia Consolidated Holding Corp. *	76,400	3,404,384
W.R. Berkley Corp.	81,988	2,829,389

		11,402,293

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil - 4.94%
Anadarko Petroleum Corp.	34,600	$1,505,792
Chevron Corp.	169,900	12,492,747
Exxon Mobil Corp.	210,300	16,115,289

		30,113,828

Internet Content - 0.77%
Google, Inc., Class A *	10,200	4,696,896

Internet Retail - 0.22%
eBay, Inc. *	44,400	1,335,108

Internet Service Provider - 0.18%
Yahoo!, Inc. *	41,900	1,070,126

Internet Software - 0.12%
Symantec Corp. *	36,300	756,855

Leisure Time - 0.37%
Walt Disney Company	65,700	2,251,539

Manufacturing - 0.05%
Carlisle Companies, Inc. (a)	3,600	282,600

Metal & Metal Products - 0.08%
Commercial Metals Company	19,000	490,200

Office Furnishings & Supplies - 0.93%
Office Depot, Inc. *	149,300	5,698,781

Paper - 0.40%
International Paper Company	71,200	2,427,920

Petroleum Services - 2.32%
Superior Energy Services, Inc. *	149,800	4,895,464
Tesoro Petroleum Corp. (a)	21,300	1,400,901
Valero Energy Corp.	103,100	5,274,596
Veritas DGC, Inc. * (a)	30,200	2,586,026

		14,156,987

Pharmaceuticals - 5.81%
Abbott Laboratories	196,900	9,590,999
AmerisourceBergen Corp.	2,700	121,392
Endo Pharmaceutical Holdings, Inc. *	7,500	206,850
Merck & Company, Inc.	112,200	4,891,920
Mylan Laboratories, Inc. (a)	264,100	5,271,436
Pfizer, Inc.	518,500	13,429,150
Schering-Plough Corp.	83,000	1,962,120

		35,473,867

Publishing - 1.46%
McGraw-Hill Companies, Inc.	131,400	8,937,828

Real Estate - 1.93%
Apartment Investment & Management
Company, Class A, REIT	6,000	336,120
Equity Residential, REIT	32,100	1,629,075
Health Care REIT, Inc.	14,800	636,696
Healthcare Realty Trust, Inc., REIT (a)	8,100	320,274
Hospitality Properties Trust, REIT	16,900	803,257
Liberty Property Trust, REIT (a)	15,300	751,842
ProLogis, REIT	27,100	1,646,867
Public Storage, Inc., REIT	2,800	273,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Regency Centers Corp., REIT	16,300	$1,274,171
Simon Property Group, Inc., REIT	19,300	1,954,897
Thornburg Mortgage, Inc., REIT (a)	19,900	500,087
Vornado Realty Trust, REIT	13,500	1,640,250

		11,766,536

Retail Grocery - 1.45%
Safeway, Inc. (a)	162,800	5,626,368
The Kroger Company	140,200	3,234,414

		8,860,782

Retail Trade - 3.51%
AnnTaylor Stores Corp. *	78,600	2,581,224
Dollar Tree Stores, Inc. *	185,200	5,574,520
Federated Department Stores, Inc.	170,700	6,508,791
Kohl’s Corp. *	62,500	4,276,875
Nordstrom, Inc.	35,300	1,741,702
Payless ShoeSource, Inc. * (a)	23,100	758,142

		21,441,254

Sanitary Services - 1.43%
Republic Services, Inc.	10,600	431,102
Waste Management, Inc.	225,800	8,302,666

		8,733,768

Semiconductors - 2.63%
Atmel Corp. *	317,700	1,922,085
MEMC Electronic Materials, Inc. *	31,500	1,232,910
Micron Technology, Inc. *	315,100	4,398,796
National Semiconductor Corp.	204,500	4,642,150
Texas Instruments, Inc.	133,200	3,836,160

		16,032,101

Software - 2.19%
BEA Systems, Inc. *	338,100	4,253,298
BMC Software, Inc. * (a)	151,400	4,875,080
Microsoft Corp.	141,800	4,234,148

		13,362,526

Steel - 1.72%
Carpenter Technology Corp.	11,100	1,137,972
Nucor Corp. (a)	92,300	5,045,118
United States Steel Corp.	58,800	4,300,632

		10,483,722

Telecommunications Equipment &
Services - 0.84%
Citizens Communications Company (a)	30,800	442,596
Corning, Inc. *	249,900	4,675,629

		5,118,225

Telephone - 3.96%
AT&T, Inc.	346,500	12,387,375
U.S. Cellular Corp. *	6,700	466,253
Verizon Communications, Inc.	303,600	11,306,064

		24,159,692

All Cap Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Tobacco - 0.19%
Altria Group, Inc.	13,700	$1,175,734

Transportation - 0.16%
Laidlaw International, Inc.	32,600	992,018

Trucking & Freight - 1.06%
J.B. Hunt Transport Services, Inc.	9,600	199,392
Ryder Systems, Inc.	122,600	6,259,956

		6,459,348

TOTAL COMMON STOCKS (Cost $507,790,149)		$548,375,508

WARRANTS - 0.00%

Telecommunications Equipment & Services - 0.00%
Lucent Technologies, Inc. (Expiration date 12/10/2007; strike price $2.75)	27,106	8,403

TOTAL WARRANTS (Cost $0)		$8,403

SHORT TERM INVESTMENTS - 6.56%
State Street Navigator Securities
Lending Prime Portfolio (c)	$36,803,675	$36,803,675
U.S. Treasury Bills
zero coupon due 01/18/2007	3,235,000	3,227,438

TOTAL SHORT TERM INVESTMENTS (Cost $40,031,113)		$40,031,113

REPURCHASE AGREEMENTS - 9.48%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $57,874,389 on 01/02/2007, collateralized by $58,790,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $59,010,463, including interest) (c)	$57,849,000	$57,849,000

TOTAL REPURCHASE AGREEMENTS (Cost $57,849,000)		$57,849,000

Total Investments (All Cap Core Trust) (Cost $605,670,262) - 105.91%		$646,264,024
Liabilities in Excess of Other Assets - (5.91)%		(36,073,223)

TOTAL NET ASSETS - 100.00%		$610,190,801

All Cap Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.29%

Aerospace - 5.10%
Boeing Company	35,839	$3,183,937
General Dynamics Corp.	71,820	5,339,817

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
Spirit Aerosystems Holdings, Inc., Class A *	145,339	$4,864,496
United Technologies Corp.	109,346	6,836,312

		20,224,562

Apparel & Textiles - 0.75%
Carter’s, Inc. * (a)	116,494	2,970,597

Banking - 0.46%
Cullen Frost Bankers, Inc.	32,892	1,836,031

Biotechnology - 1.23%
Amgen, Inc. *	71,285	4,869,478

Broadcasting - 1.32%
News Corp.	243,887	5,238,693

Business Services - 1.46%
Accenture, Ltd., Class A	107,921	3,985,523
Global Payments, Inc.	39,328	1,820,886

		5,806,409

Cellular Communications - 2.57%
America Movil SA de CV, Series L	54,906	2,482,849
China Mobile, Ltd.	314,000	2,719,078
Motorola, Inc.	242,761	4,991,166

		10,193,093

Chemicals - 0.87%
Syngenta AG *	18,494	3,437,535

Computers & Business Equipment - 10.38%
Apple Computer, Inc. *	104,000	8,823,360
Cisco Systems, Inc. *	405,000	11,068,650
Dell, Inc. *	160,000	4,014,400
Hewlett-Packard Company	176,083	7,252,859
Micros Systems, Inc. *	36,411	1,918,860
Research In Motion, Ltd. *	32,000	4,088,960
Seagate Technology (a)	150,909	3,999,088

		41,166,177

Construction & Mining Equipment - 0.89%
National Oilwell, Inc. *	57,444	3,514,424

Cosmetics & Toiletries - 0.99%
Colgate-Palmolive Company	60,413	3,941,344

Crude Petroleum & Natural Gas - 1.43%
Occidental Petroleum Corp.	115,846	5,656,760

Drugs & Health Care - 1.24%
Wyeth	96,463	4,911,896

Electrical Equipment - 3.31%
Cooper Industries, Ltd., Class A	46,631	4,216,841
Emerson Electric Company	119,399	5,264,302
Fanuc, Ltd.	37,100	3,653,115

		13,134,258

Electronics - 0.82%
Amphenol Corp., Class A	52,287	3,245,977

Energy - 1.07%
McDermott International, Inc. *	83,632	4,253,524

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services - 8.38%
Charles Schwab Corp.	161,488	$3,123,178
Goldman Sachs Group, Inc.	39,788	7,931,738
JPMorgan Chase & Company	158,465	7,653,860
Merrill Lynch & Company, Inc.	73,882	6,878,414
Morgan Stanley	57,243	4,661,297
UBS AG * (c)	49,038	2,977,300

		33,225,787

Food & Beverages - 0.72%
PepsiCo, Inc.	45,587	2,851,467

Healthcare Products - 1.51%
Becton, Dickinson & Company	40,115	2,814,067
Johnson & Johnson	48,060	3,172,921

		5,986,988

Healthcare Services - 3.26%
Health Net, Inc. *	140,264	6,825,246
Quest Diagnostics, Inc.	58,609	3,106,277
UnitedHealth Group, Inc.	55,482	2,981,048

		12,912,571

Hotels & Restaurants - 2.19%
Burger King Holdings, Inc. * (a)	178,040	3,756,644
Darden Restaurants, Inc.	122,636	4,926,288

		8,682,932

Industrial Machinery - 2.24%
Cameron International Corp. *	41,753	2,214,996
Komatsu, Ltd. (a)	128,470	2,606,638
Terex Corp. * (a)	62,591	4,042,127

		8,863,761

Industrials - 0.68%
ABB, Ltd.	149,541	2,679,023

Insurance - 2.59%
Assurant, Inc.	82,212	4,542,213
Chubb Corp.	60,676	3,210,367
HCC Insurance Holdings, Inc.	78,333	2,513,706

		10,266,286

Internet Content - 1.07%
Google, Inc., Class A *	9,235	4,252,533

Internet Software - 1.50%
Symantec Corp. *	285,315	5,948,818

Leisure Time - 1.17%
Electronic Arts, Inc. *	92,096	4,637,955

Manufacturing - 0.81%
Acuity Brands, Inc.	42,577	2,215,707
Mettler-Toledo International, Inc. *	12,567	990,908

		3,206,615

Medical-Hospitals - 1.25%
Manor Care, Inc. (a)	54,453	2,554,935
VCA Antech, Inc. *	75,154	2,419,207

		4,974,142

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Metal & Metal Products - 2.07%
Companhia Vale Do Rio Doce, ADR	105,000	$3,122,700
Precision Castparts Corp.	64,773	5,070,430

		8,193,130

Mining - 1.47%
BHP Billiton, Ltd.	143,694	2,865,650
Rio Tinto PLC	55,430	2,950,876

		5,816,526

Office Furnishings & Supplies - 0.96%
Office Depot, Inc. *	15,437	589,231
OfficeMax, Inc.	64,508	3,202,822

		3,792,053

Petroleum Services - 2.22%
Baker Hughes, Inc.	52,128	3,891,877
BJ Services Company	64,707	1,897,209
Valero Energy Corp.	58,539	2,994,855

		8,783,941

Pharmaceuticals - 7.58%
Abbott Laboratories	62,935	3,065,564
Gilead Sciences, Inc. *	80,619	5,234,592
Merck & Company, Inc.	106,666	4,650,638
Novartis AG, SADR	78,474	4,507,547
Pfizer, Inc.	189,827	4,916,519
Roche Holdings AG	41,684	7,467,678
Shire PLC	10,971	227,561

		30,070,099

Retail Trade - 9.53%
Aeropostale, Inc. *	102,401	3,161,119
Best Buy Company, Inc.	102,147	5,024,611
Costco Wholesale Corp.	75,140	3,972,652
DSW, Inc., Class A * (a)	47,959	1,849,779
Family Dollar Stores, Inc. (a)	190,189	5,578,243
J.C. Penney Company, Inc.	76,815	5,942,408
Limited Brands, Inc.	107,077	3,098,808
Longs Drug Stores Corp.	52,647	2,231,180
Nordstrom, Inc.	60,923	3,005,941
PETsMART, Inc.	135,876	3,921,381

		37,786,122

Sanitary Services - 0.85%
Waste Management, Inc.	91,175	3,352,505

Semiconductors - 2.48%
Microchip Technology, Inc.	116,293	3,802,781
Texas Instruments, Inc.	136,220	3,923,136
Xilinx, Inc.	88,548	2,108,328

		9,834,245

Software - 4.81%
Adobe Systems, Inc. *	97,967	4,028,403
BEA Systems, Inc. *	245,333	3,086,289
Microsoft Corp.	263,994	7,882,861
Sybase, Inc. *	64,080	1,582,776

All Cap Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
VeriFone Holdings, Inc. * (a)	70,398	$2,492,089

		19,072,418

Telecommunications Equipment &
Services - 3.06%
Amdocs, Ltd. *	228,908	8,870,185
KDDI Corp.	482	3,268,003

		12,138,188

TOTAL COMMON STOCKS (Cost $336,890,086)		$381,728,863

SHORT TERM INVESTMENTS - 4.32%
State Street Navigator Securities Lending Prime Portfolio (c)	$17,111,313	$17,111,313

TOTAL SHORT TERM INVESTMENTS (Cost $17,111,313)		$17,111,313

REPURCHASE AGREEMENTS - 2.39%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 4.95% to be repurchased at $9,480,211 on 01/02/2007, collateralized by $9,735,000 Federal Home Loan Bank, 4.375% due 09/17/2010 (valued at $9,665,843, including interest) (c)	$9,475,000	$9,475,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,475,000)		$9,475,000

Total Investments (All Cap Growth Trust) (Cost $363,476,399) - 103.00%		$408,315,176
Liabilities in Excess of Other Assets - (3.00)%		(11,893,167)

TOTAL NET ASSETS - 100.00%		$396,422,009

All Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.36%

Advertising - 0.36%
The Interpublic Group of Companies, Inc. * (a)	108,200	$1,324,368

Aerospace - 1.82%
Curtiss Wright Corp.	24,400	904,752
General Dynamics Corp.	67,200	4,996,320
Moog, Inc., Class A *	20,000	763,800

		6,664,872

Apparel & Textiles - 0.42%
VF Corp.	18,819	1,544,664

Banking - 6.05%
Bank of America Corp.	54,601	2,915,147
Bank of New York Company, Inc.	74,691	2,940,585
Cullen Frost Bankers, Inc.	103,965	5,803,326

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Marshall & Ilsley Corp.	99,836	$4,803,110
SunTrust Banks, Inc.	25,200	2,128,140
US Bancorp	55,500	2,008,545
Webster Financial Corp.	31,065	1,513,487

		22,112,340

Business Services - 3.96%
Automatic Data Processing, Inc.	59,271	2,919,097
Cadence Design Systems, Inc. *	237,870	4,260,251
R.H. Donnelley Corp. * (a)	43,600	2,735,028
R.R. Donnelley & Sons Company	112,385	3,994,163
URS Corp. *	12,800	548,480

		14,457,019

Cable and Television - 2.68%
Comcast Corp.-Special Class A *	185,163	7,754,626
Time Warner, Inc.	93,800	2,042,964

		9,797,590

Chemicals - 2.93%
Cabot Corp.	60,300	2,627,271
Eastman Chemical Company	14,930	885,498
Praxair, Inc.	82,082	4,869,925
Rohm & Haas Company	45,800	2,341,296

		10,723,990

Commercial Services - 1.09%
Shaw Group, Inc. * (a)	118,821	3,980,504

Computers & Business Equipment - 1.40%
Henry, Jack & Associates, Inc. (a)	35,900	768,260
Plexus Corp. *	21,900	522,972
Sun Microsystems, Inc. *	707,900	3,836,818

		5,128,050

Containers & Glass - 1.11%
Ball Corp.	51,469	2,244,048
Sonoco Products Company	48,000	1,826,880

		4,070,928

Cosmetics & Toiletries - 2.92%
International Flavors & Fragrances, Inc. (a)	49,200	2,418,672
Procter & Gamble Company	128,506	8,259,081

		10,677,753

Domestic Oil - 0.34%
Range Resources Corp.	45,700	1,254,922

Drugs & Health Care - 1.37%
Wyeth	98,409	5,010,986

Electrical Equipment - 3.90%
AMETEK, Inc.	29,700	945,648
Anixter International, Inc. *	58,511	3,177,147
Cooper Industries, Ltd., Class A	32,100	2,902,803
Emerson Electric Company	76,702	3,381,791
Hubbell, Inc., Class B (a)	32,338	1,462,001
Symbol Technologies, Inc.	46,200	690,228

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment (continued)
W.H. Brady Company, Class A	45,500	$1,696,240

		14,255,858

Electrical Utilities - 3.85%
Ameren Corp. (a)	27,060	1,453,934
Avista Corp.	16,200	410,022
CMS Energy Corp. * (a)	77,440	1,293,248
Dominion Resources, Inc.	17,900	1,500,736
FPL Group, Inc.	41,400	2,252,988
PNM Resources, Inc.	45,000	1,399,500
The Southern Company	156,600	5,772,276

		14,082,704

Electronics - 2.09%
AVX Corp. (a)	68,726	1,016,458
Harman International Industries, Inc.	10,400	1,039,064
Rogers Corp. *	13,100	774,865
Zebra Technologies Corp., Class A * (a)	137,700	4,790,583

		7,620,970

Financial Services - 3.17%
Citigroup, Inc.	156,222	8,701,565
Federal Home Loan Mortgage Corp.	10,600	719,740
Federal National Mortgage Association	36,500	2,167,735

		11,589,040

Food & Beverages - 5.68%
Campbell Soup Company (a)	103,300	4,017,337
Diageo PLC, SADR	67,500	5,353,425
Kraft Foods, Inc., Class A (a)	111,300	3,973,410
PepsiCo, Inc.	118,621	7,419,744

		20,763,916

Furniture & Fixtures - 0.47%
Ethan Allen Interiors, Inc. (a)	47,809	1,726,383

Gas & Pipeline Utilities - 1.73%
AGL Resources, Inc.	25,900	1,007,769
El Paso Corp. (a)	130,000	1,986,400
Nicor, Inc. (a)	14,042	657,165
NiSource, Inc.	26,819	646,338
UGI Corp.	73,500	2,005,080

		6,302,752

Gold - 1.57%
Barrick Gold Corp.	186,303	5,719,502

Healthcare Products - 1.43%
Boston Scientific Corp. *	75,400	1,295,372
Patterson Companies, Inc. *	53,800	1,910,438
Zimmer Holdings, Inc. *	25,700	2,014,366

		5,220,176

Healthcare Services - 0.15%
Sierra Health Services, Inc. *	15,600	562,224

Holdings Companies/Conglomerates - 5.27%
Berkshire Hathaway, Inc., Class B *	1,900	6,965,400

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Holdings Companies/Conglomerates
(continued)
General Electric Company	330,521	$12,298,686

		19,264,086

Hotels & Restaurants - 0.91%
Brinker International, Inc.	54,244	1,635,999
OSI Restaurant Partners, Inc.	26,100	1,023,120
Ruby Tuesday, Inc. (a)	13,500	370,440
The Cheesecake Factory, Inc. * (a)	12,100	297,660

		3,327,219

Industrial Machinery - 1.23%
IDEX Corp.	47,700	2,261,457
Kennametal, Inc.	11,200	659,120
Parker-Hannifin Corp.	20,296	1,560,356

		4,480,933

Insurance - 5.34%
Allstate Corp.	25,200	1,640,772
American International Group, Inc.	123,900	8,878,674
Everest Re Group, Ltd.	36,700	3,600,637
Genworth Financial, Inc.	137,904	4,717,696
Markel Corp. *	1,400	672,140

		19,509,919

International Oil - 6.20%
Chevron Corp.	47,200	3,470,616
EnCana Corp.	57,000	2,619,150
Exxon Mobil Corp.	216,309	16,575,759

		22,665,525

Internet Software - 1.01%
McAfee, Inc. *	129,401	3,672,400

Liquor - 0.22%
Anheuser-Busch Companies, Inc.	16,600	816,720

Manufacturing - 3.26%
AptarGroup, Inc.	8,800	519,552
Carlisle Companies, Inc.	63,723	5,002,256
Eaton Corp.	23,510	1,766,541
Hexcel Corp. * (a)	49,700	865,277
Trinity Industries, Inc. (a)	107,084	3,769,357

		11,922,983

Metal & Metal Products - 0.97%
Crown Holdings, Inc. *	15,871	332,021
Quanex Corp.	93,139	3,221,678

		3,553,699

Mining - 1.36%
Newmont Mining Corp. (a)	110,329	4,981,354

Petroleum Services - 0.99%
Halliburton Company	45,042	1,398,554
Schlumberger, Ltd.	12,364	780,910
Superior Energy Services, Inc. *	43,800	1,431,384

		3,610,848

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals - 6.59%
Abbott Laboratories	113,900	$5,548,069
Bristol-Myers Squibb Company	21,800	573,776
Mylan Laboratories, Inc. (a)	286,402	5,716,584
Novartis AG, SADR	127,230	7,308,091
Sanofi-Aventis, ADR	19,900	918,783
Schering-Plough Corp.	110,896	2,621,582
Teva Pharmaceutical Industries, Ltd., SADR	44,500	1,383,060

		24,069,945

Railroads & Equipment - 0.67%
GATX Corp. (a)	56,300	2,439,479

Real Estate - 0.42%
Host Hotels & Resorts, Inc., REIT	62,898	1,544,146

Retail Grocery - 1.39%
The Kroger Company	219,466	5,063,081

Retail Trade - 2.32%
Costco Wholesale Corp.	49,200	2,601,204
Federated Department Stores, Inc.	107,520	4,099,738
Foot Locker, Inc.	80,300	1,760,979

		8,461,921

Sanitary Services - 0.84%
Waste Connections, Inc. *	4,500	186,975
Waste Management, Inc.	78,300	2,879,091

		3,066,066

Steel - 1.03%
Carpenter Technology Corp.	36,800	3,772,736

Telecommunications Equipment &
Services - 0.52%
Tellabs, Inc. *	186,503	1,913,521

Telephone - 2.84%
AT&T, Inc.	146,000	5,219,500
BellSouth Corp.	18,700	880,957
Qwest Communications International, Inc. * (a)	100,900	844,533
Verizon Communications, Inc.	91,994	3,425,857

		10,370,847

Travel Services - 0.69%
Sabre Holdings Corp.	78,445	2,501,611

Trucking & Freight - 1.80%
Heartland Express, Inc.	105,576	1,585,752
Oshkosh Truck Corp.	71,600	3,466,872
Werner Enterprises, Inc. (a)	86,817	1,517,561

		6,570,185

TOTAL COMMON STOCKS (Cost $311,685,836)		$352,170,735

SHORT TERM INVESTMENTS - 11.77%
State Street Navigator Securities Lending Prime Portfolio (c)	$43,011,779	$43,011,779

TOTAL SHORT TERM INVESTMENTS (Cost $43,011,779)		$43,011,779

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

All Cap Value Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.23%

Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$15,490,796 on 01/02/2007,
collateralized by $15,735,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at
$15,794,006, including interest) (c)	$15,484,000	$15,484,000

TOTAL REPURCHASE AGREEMENTS
(Cost $15,484,000)		$15,484,000

Total Investments (All Cap Value Trust)
(Cost $370,181,615) - 112.36%		$410,666,514
Liabilities in Excess of Other Assets - (12.36)%		(45,187,495)

TOTAL NET ASSETS - 100.00%		$365,479,019

American Blue Chip Income & Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Blue Chip Income & Growth Trust -
Class 2	18,085,753	$214,677,887

TOTAL INVESTMENT COMPANIES (Cost $176,503,792)		$214,677,887

Total Investments (American Blue Chip Income & Growth		$214,677,887
Trust) (Cost $176,503,792) - 100.01%
Liabilities in Excess of Other Assets - (0.01)%		(30,590)

TOTAL NET ASSETS - 100.00%		$214,647,297

American Bond Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Bond Trust, Class 2	47,849,793	$551,708,112

TOTAL INVESTMENT COMPANIES (Cost $537,376,454)		$551,708,112

Total Investments (American Bond Trust)
(Cost $537,376,454) - 100.01%		$551,708,112
Liabilities in Excess of Other Assets - (0.01)%		(40,889)

TOTAL NET ASSETS - 100.00%		$551,667,223

American Growth Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Growth Trust - Class 2	24,724,223	$1,584,328,185

TOTAL INVESTMENT COMPANIES (Cost $1,257,144,488)		$1,584,328,185

Total Investments (American Growth Trust)
(Cost $1,257,144,488) - 100.01%		$1,584,328,185
Liabilities in Excess of Other Assets - (0.01)%		(137,594)

TOTAL NET ASSETS - 100.00%		$1,584,190,591

American Growth-Income Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American Growth-Income Trust - Class 2	29,790,377	$1,256,855,996

TOTAL INVESTMENT COMPANIES (Cost $1,066,727,235)		$1,256,855,996

Total Investments (American Growth-Income Trust)
(Cost $1,066,727,235) - 100.01%		$1,256,855,996
Liabilities in Excess of Other Assets - (0.01)%		(107,868)

TOTAL NET ASSETS - 100.00%		$1,256,748,128

American International Trust

	Shares or Principal Amount	Value

INVESTMENT COMPANIES - 100.01%

American Funds Insurance Series - 100.01%
American International Trust - Class 2	46,555,437	$1,021,426,279

TOTAL INVESTMENT COMPANIES (Cost $789,208,946)		$1,021,426,279

Total Investments (American International Trust)
(Cost $789,208,946) - 100.01%		$1,021,426,279
Liabilities in Excess of Other Assets - (0.01)%		(88,122)

TOTAL NET ASSETS - 100.00%		$1,021,338,157

Blue Chip Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.97%

Advertising - 0.53%
Monster Worldwide, Inc. *	310,300	$14,472,392

Aerospace - 1.11%
General Dynamics Corp.	277,974	20,667,367

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
Rockwell Collins, Inc.	152,599	$9,657,991

		30,325,358

Agriculture - 0.78%
Monsanto Company	403,804	21,211,824

Apparel & Textiles - 0.02%
Coach, Inc. *	14,300	614,328

Banking - 0.85%
Northern Trust Corp.	380,289	23,079,739

Biotechnology - 2.68%
Amgen, Inc. *	628,045	42,901,754
Genentech, Inc. *	370,622	30,068,563

		72,970,317

Broadcasting - 0.46%
Grupo Televisa SA, SADR	466,500	12,600,165

Business Services - 1.27%
Automatic Data Processing, Inc.	665,281	32,765,090
Paychex, Inc.	42,943	1,697,966

		34,463,056

Cable and Television - 1.71%
Rogers Communications, Inc.	279,884	16,681,087
Time Warner, Inc.	653,114	14,224,823
Viacom, Inc. *	378,910	15,546,677

		46,452,587

Cellular Communications - 2.19%
America Movil SA de CV, Series L	559,551	25,302,896
American Tower Corp., Class A * (a)	922,038	34,373,577

		59,676,473

Computers & Business Equipment - 3.85%
Apple Computer, Inc. *	364,500	30,924,180
Cisco Systems, Inc. *	1,956,618	53,474,370
Dell, Inc. *	313,273	7,860,020
EMC Corp. *	947,352	12,505,046

		104,763,616

Construction & Mining Equipment - 0.27%
Joy Global, Inc.	154,700	7,478,198

Cosmetics & Toiletries - 1.59%
Procter & Gamble Company	674,974	43,380,579

Crude Petroleum & Natural Gas - 0.28%
EOG Resources, Inc.	120,200	7,506,490

Drugs & Health Care - 1.42%
Novartis AG	349,966	20,157,513
Wyeth	364,854	18,578,366

		38,735,879

Electronics - 1.30%
Garmin, Ltd. (a)	26,100	1,452,726
Harman International Industries, Inc.	276,160	27,591,146
Thermo Electron Corp. *	137,100	6,209,259

		35,253,131

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services - 15.64%
Ameriprise Financial, Inc.	45,451	$2,477,080
Charles Schwab Corp.	1,361,886	26,338,875
Chicago Merchantile Exchange Holdings, Inc.	26,500	13,508,375
Citigroup, Inc.	663,817	36,974,607
Countrywide Financial Corp.	336,600	14,288,670
Deutsche Boerse AG	49,500	9,106,947
E*TRADE Financial Corp. *	835,329	18,728,076
Franklin Resources, Inc.	339,265	37,376,825
Goldman Sachs Group, Inc.	189,876	37,851,781
IntercontinentalExchange, Inc. *	46,900	5,060,510
Legg Mason, Inc.	277,370	26,364,018
Mellon Financial Corp.	320,161	13,494,786
Merrill Lynch & Company, Inc.	255,990	23,832,669
Morgan Stanley	337,500	27,482,625
SLM Corp.	472,592	23,048,312
State Street Corp. (c)	745,935	50,305,856
UBS AG * (c)	595,998	36,185,506
Wells Fargo & Company (c)	656,892	23,359,080

		425,784,598

Food & Beverages - 1.24%
PepsiCo, Inc.	351,604	21,992,830
Sysco Corp.	319,395	11,740,960

		33,733,790

Healthcare Products - 3.29%
Alcon, Inc.	44,100	4,929,057
Johnson & Johnson	169,799	11,210,130
Medtronic, Inc.	654,636	35,029,572
St. Jude Medical, Inc. *	464,236	16,972,468
Stryker Corp.	386,979	21,326,413

		89,467,640

Healthcare Services - 6.75%
Cardinal Health, Inc.	54,095	3,485,341
Caremark Rx, Inc.	736,703	42,073,108
DaVita, Inc. *	13,400	762,192
Express Scripts, Inc. *	228,200	16,339,120
Humana, Inc. *	95,100	5,259,981
Medco Health Solutions, Inc. *	294,100	15,716,704
UnitedHealth Group, Inc.	1,238,559	66,547,775
Wellpoint, Inc. *	426,772	33,582,689

		183,766,910

Holdings Companies/Conglomerates - 3.90%
General Electric Company	2,853,701	106,186,213

Hotels & Restaurants - 2.16%
Marriott International, Inc., Class A	447,188	21,339,811
McDonald’s Corp.	61,600	2,730,728
Wynn Resorts, Ltd. * (a)	371,427	34,858,424

		58,928,963

Household Products - 0.26%
Fortune Brands, Inc.	84,138	7,184,544

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance - 3.90%
Aetna, Inc.	513,248	$22,162,049
American International Group, Inc.	649,974	46,577,137
Hartford Financial Services Group, Inc.	137,484	12,828,632
Prudential Financial, Inc.	287,500	24,684,750

		106,252,568

International Oil - 1.75%
Exxon Mobil Corp.	470,438	36,049,664
Murphy Oil Corp.	228,258	11,606,919

		47,656,583

Internet Content - 2.15%
Google, Inc., Class A *	126,966	58,465,304

Internet Retail - 1.34%
Amazon.com, Inc. * (a)	652,289	25,739,324
eBay, Inc. *	357,135	10,739,049

		36,478,373

Internet Service Provider - 0.61%
Yahoo!, Inc. *	652,232	16,658,005

Internet Software - 0.80%
Juniper Networks, Inc. *	1,152,721	21,832,536

Leisure Time - 1.67%
Electronic Arts, Inc. *	40,200	2,024,472
International Game Technology, Inc.	618,302	28,565,552
Las Vegas Sands Corp. *	69,400	6,209,912
MGM Mirage, Inc. *	151,000	8,659,850

		45,459,786

Manufacturing - 3.67%
Danaher Corp.	929,763	67,352,032
Harley-Davidson, Inc.	27,300	1,923,831
Illinois Tool Works, Inc.	196,074	9,056,658
Tyco International, Ltd.	711,100	21,617,440

		99,949,961

Petroleum Services - 4.92%
Baker Hughes, Inc.	389,159	29,054,611
Schlumberger, Ltd.	837,892	52,921,259
Smith International, Inc.	865,572	35,549,042
Total SA, ADR	227,408	16,355,183

		133,880,095

Pharmaceuticals - 4.77%
Allergan, Inc.	98,600	11,806,364
Celgene Corp. * (a)	386,600	22,241,098
Gilead Sciences, Inc. *	503,181	32,671,542
Pfizer, Inc.	603,795	15,638,291
Roche Holdings AG	143,395	25,689,179
Sepracor, Inc. * (a)	352,812	21,726,163

		129,772,637

Railroads & Equipment - 0.25%
Norfolk Southern Corp.	61,800	3,107,922
Union Pacific Corp.	39,494	3,634,238

		6,742,160

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 5.41%
Bed Bath & Beyond, Inc. *	294,500	$11,220,450
Best Buy Company, Inc.	104,140	5,122,647
CVS Corp.	557,802	17,241,660
Home Depot, Inc.	489,448	19,656,232
Kohl’s Corp. * (a)	664,430	45,466,945
Target Corp.	516,522	29,467,580
Wal-Mart Stores, Inc.	416,064	19,213,835

		147,389,349

Semiconductors - 5.39%
Analog Devices, Inc.	498,943	16,400,256
Applied Materials, Inc.	743,200	13,712,040
Intel Corp.	805,392	16,309,188
Linear Technology Corp.	334,690	10,147,801
Marvell Technology Group, Ltd. * (a)	1,436,210	27,560,870
Maxim Integrated Products, Inc.	954,472	29,225,933
Texas Instruments, Inc.	475,318	13,689,158
Xilinx, Inc.	829,025	19,739,085

		146,784,331

Software - 5.14%
Adobe Systems, Inc. *	460,275	18,926,508
Autodesk, Inc. *	376,200	15,221,052
Intuit, Inc. *	285,722	8,717,378
Microsoft Corp.	2,462,340	73,525,472
Oracle Corp. *	1,378,062	23,619,983

		140,010,393

Telecommunications Equipment &
Services - 2.02%
Corning, Inc. *	189,715	3,549,568
Ericsson LM, Series B	3,556,600	14,383,079
Nokia Oyj, SADR	1,002,328	20,367,305
QUALCOMM, Inc.	265,277	10,024,818
Telus Corp.	149,318	6,670,035

		54,994,805

Transportation - 0.09%
Expeditors International of Washington, Inc.	63,100	2,555,550

Travel Services - 1.54%
American Express Company	690,252	41,877,589

TOTAL COMMON STOCKS (Cost $2,213,862,773)		$2,694,796,815

SHORT TERM INVESTMENTS - 3.32%
State Street Navigator Securities
Lending Prime Portfolio (c)	$67,527,309	$67,527,309
T. Rowe Price Reserve Investment Fund (c)	22,750,365	22,750,365

TOTAL SHORT TERM INVESTMENTS
(Cost $90,277,674)		$90,277,674

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Blue Chip Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.08%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $2,296,007 on 01/02/2007, collateralized by $2,335,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $2,343,756, including interest) (c)	$2,295,000	$2,295,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,295,000)		$2,295,000

Total Investments (Blue Chip Growth Trust) (Cost $2,306,435,447) - 102.37%		$2,787,369,489
Liabilities in Excess of Other Assets - (2.37)%		(64,643,242)

TOTAL NET ASSETS - 100.00%		2,722,726,247

Capital Appreciation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.08%

Aerospace - 3.29%
Boeing Company	235,900	$20,957,356
United Technologies Corp.	193,300	12,085,116

		33,042,472
Agriculture - 0.81%
Monsanto Company	154,300	8,105,379

Apparel & Textiles - 3.47%
Coach, Inc. *	497,644	21,378,786
NIKE, Inc., Class B	136,154	13,483,331

		34,862,117
Biotechnology - 3.05%
Amgen, Inc. *	140,375	9,589,016
Genentech, Inc. *	258,669	20,985,816

		30,574,832
Broadcasting - 1.48%
News Corp.	689,800	14,816,904

Cellular Communications - 2.01%
Motorola, Inc.	344,600	7,084,976
NII Holdings, Inc. * (a)	202,400	13,042,656

		20,127,632
Computers & Business Equipment - 8.75%
Apple Computer, Inc. *	303,444	25,744,189
Cisco Systems, Inc. *	1,182,165	32,308,569
Hewlett-Packard Company	287,400	11,838,006
Research In Motion, Ltd. *	139,800	17,863,644

		87,754,408
Cosmetics & Toiletries - 1.77%
Procter & Gamble Company	276,475	17,769,048

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas - 1.03%
Occidental Petroleum Corp.	211,900	$10,347,077

Drugs & Health Care - 1.25%
Wyeth	246,100	12,531,412

Financial Services - 9.47%
Charles Schwab Corp.	782,669	15,136,818
Goldman Sachs Group, Inc.	89,690	17,879,702
IntercontinentalExchange, Inc. *	74,200	8,006,180
Merrill Lynch & Company, Inc.	137,318	12,784,306
NYSE Group, Inc. * (a)	173,400	16,854,480
UBS AG	403,000	24,312,990

		94,974,476
Food & Beverages - 2.67%
PepsiCo, Inc.	429,065	26,838,016

Healthcare Products - 4.09%
Alcon, Inc.	178,981	20,004,706
Baxter International, Inc.	52,900	2,454,031
St. Jude Medical, Inc. *	508,026	18,573,431

		41,032,168
Healthcare Services - 3.08%
UnitedHealth Group, Inc.	237,200	12,744,756
Wellpoint, Inc. *	230,692	18,153,153

		30,897,909
Holdings Companies/Conglomerates - 2.25%
General Electric Company	606,412	22,564,591

Hotels & Restaurants - 3.12%
Chipotle Mexican Grill, Inc., Class A * (a)	34,200	1,949,400
Marriott International, Inc., Class A	352,100	16,802,212
Starbucks Corp. *	353,500	12,520,970

		31,272,582
Insurance - 3.17%
American International Group, Inc.	443,848	31,806,148

Internet Content - 3.92%
Google, Inc., Class A *	85,407	39,328,215

Leisure Time - 4.81%
Electronic Arts, Inc. *	256,292	12,906,865
International Game Technology, Inc.	95,100	4,393,620
Walt Disney Company	902,000	30,911,540

		48,212,025
Petroleum Services - 2.30%
Schlumberger, Ltd. (a)	160,006	10,105,979
Suncor Energy, Inc.	164,048	12,945,028

		23,051,007
Pharmaceuticals - 9.29%
Abbott Laboratories	340,000	16,561,400
Gilead Sciences, Inc. *	428,614	27,829,907
Novartis AG, SADR	340,224	19,542,467
Roche Holdings, Ltd., SADR	327,289	29,291,645

		93,225,419

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Capital Appreciation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Grocery - 0.93%
Whole Foods Market, Inc.	199,766	$9,375,018

Retail Trade - 4.58%
Federated Department Stores, Inc.	289,210	11,027,577
Kohl's Corp. *	88,100	6,028,683
Lowe's Companies, Inc.	382,400	11,911,760
Target Corp.	265,507	15,147,175
Williams-Sonoma, Inc. (a)	58,100	1,826,664

		45,941,859
Semiconductors - 3.11%
Broadcom Corp., Class A *	445,450	14,392,489
Marvell Technology Group, Ltd. *	874,350	16,778,777

		31,171,266
Software - 9.07%
Adobe Systems, Inc. *	741,185	30,477,527
Infosys Technologies, Ltd., ADR (a)	187,900	10,251,824
Microsoft Corp.	1,174,669	35,075,617
SAP AG, SADR	284,812	15,123,517

		90,928,485

Telecommunications Equipment & Services - 2.92%
Corning, Inc. *	314,000	5,874,940
QUALCOMM, Inc.	618,600	23,376,894

		29,251,834
Travel Services - 1.39%
American Express Company	229,326	13,913,208

TOTAL COMMON STOCKS (Cost $889,366,400)		$973,715,507

SHORT TERM INVESTMENTS - 5.36%

State Street Navigator Securities Lending Prime Portfolio (c)	$53,739,252	$53,739,252

TOTAL SHORT TERM INVESTMENTS (Cost $53,739,252)		$53,739,252

REPURCHASE AGREEMENTS - 2.97%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $29,768,059 on 1/2/2007, collateralized by $30,580,000 Federal National Mortgage Association, 5.625% due 12/15/2009 (valued at $30,350,650, including interest) (c)	$29,755,000	$29,755,000

TOTAL REPURCHASE AGREEMENTS (Cost $29,755,000)		$29,755,000

Total Investments (Capital Appreciation Trust)
(Cost $972,860,652) - 105.41%		$1,057,209,759
Liabilities in Excess of Other Assets - (5.41)%		(54,243,472)

TOTAL NET ASSETS - 100.00%		$1,002,966,287

Classic Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.79%

Auto Parts - 7.07%
AutoZone, Inc. *	13,275	$1,534,059
Johnson Controls, Inc.	16,950	1,456,344
Magna International, Inc., Class A	31,350	2,525,242

		5,515,645
Banking - 4.85%
Bank of America Corp.	34,775	1,856,637
Comerica, Inc.	32,800	1,924,704

		3,781,34
Broadcasting - 1.05%
CBS Corp., Class B	26,175	816,137

Business Services - 4.21%
Affiliated Computer Services, Inc., Class A *	23,875	1,166,055
Computer Sciences Corp. * (a)	39,750	2,121,457

		3,287,512
Cosmetics & Toiletries - 1.29%
Kimberly-Clark Corp.	14,850	1,009,057

Electrical Utilities - 1.50%
Wisconsin Energy Corp. (a)	24,700	1,172,262

Energy - 2.55%
Sempra Energy (a)	35,500	1,989,420

Financial Services - 20.84%
Citigroup, Inc.	62,475	3,479,857
Federal Home Loan Mortgage Corp.	44,675	3,033,432
Federal National Mortgage Association	53,825	3,196,667
Fidelity National Financial, Inc., Class A	21,242	507,259
Fidelity National Information Services, Inc. (a)	10,895	436,781
JPMorgan Chase & Company	40,675	1,964,603
Morgan Stanley	19,375	1,577,706
Washington Mutual, Inc. (a)	45,375	2,064,109

		16,260,414
Food & Beverages - 0.93%
Sara Lee Corp. (a)	42,775	728,458

Healthcare Products - 1.97%
Johnson & Johnson	23,275	1,536,615

Household Appliances - 2.89%
Whirlpool Corp. (a)	27,175	2,256,069

Insurance - 16.73%
Allstate Corp.	48,175	3,136,674
Aon Corp. (a)	54,650	1,931,331
MetLife, Inc.	43,125	2,544,806
Torchmark Corp. (a)	36,700	2,339,992
XL Capital, Ltd., Class A (a)	43,075	3,102,262

		13,055,065
International Oil - 2.29%
BP PLC, ADR (a)	26,600	1,784,860

Manufacturing - 1.99%
Tyco International, Ltd.	51,125	1,554,200

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Classic Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals - 9.41%
AmerisourceBergen Corp.	40,175	$1,806,268
Bristol-Myers Squibb Company	111,125	2,924,810
Pfizer, Inc.	100,850	2,612,015

		7,343,093

Railroads & Equipment - 2.01%
Union Pacific Corp.	17,075	1,571,242

Retail Trade - 6.94%
Home Depot, Inc.	40,600	1,630,496
The TJX Companies, Inc.	27,025	770,753
Wal-Mart Stores, Inc.	65,350	3,017,863

		5,419,112

Software - 6.04%
CA, Inc.	104,925	2,376,551
Microsoft Corp.	66,875	1,996,888
Oracle Corp. *	20,000	342,800

		4,716,239

Telecommunications Equipment &
Services - 4.23%
Alcatel SA, SADR (a)	232,307	3,303,406

TOTAL COMMON STOCKS (Cost $69,502,006)		$77,100,147

SHORT TERM INVESTMENTS - 14.90%
State Street Navigator Securities
Lending Prime Portfolio (c)	$11,630,064	$11,630,064

TOTAL SHORT TERM INVESTMENTS
(Cost $11,630,064)		$11,630,064

REPURCHASE AGREEMENTS - 1.16%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$901,395 on 01/02/2007,
collateralized by $905,000 Federal
National Mortgage Association,
5.125% due 04/15/2011 (valued at
$920,838, including interest) (c)	$901,000	$901,000

TOTAL REPURCHASE AGREEMENTS
(Cost $901,000)		$901,000

Total Investments (Classic Value Trust)
(Cost $82,033,070) - 114.85%		$89,631,211
Liabilities in Excess of Other Assets - (14.85)%		(11,587,714)

TOTAL NET ASSETS - 100.00%		$78,043,497

Core Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.76%

Advertising - 0.96%
WPP Group PLC	378,000	$5,112,250

Apparel & Textiles - 1.28%
NIKE, Inc., Class B	69,200	6,852,876

Automobiles - 0.07%
General Motors Corp.	12,400	380,928

Building Materials & Construction - 0.55%
Masco Corp.	98,386	2,938,790

Cable and Television - 5.61%
DIRECTV Group, Inc. *	680,200	16,964,188
Time Warner, Inc.	599,400	13,054,932

		30,019,120

Computers & Business Equipment - 7.90%
Cisco Systems, Inc. *	308,000	8,417,640
Dell, Inc. *	351,500	8,819,135
Hewlett-Packard Company	219,000	9,020,610
International Business Machines Corp.	77,200	7,499,980
Seagate Technology	321,500	8,519,750

		42,277,115

Electrical Utilities - 5.03%
The AES Corp. *	1,221,900	26,930,676

Financial Services - 12.30%
Capital One Financial Corp.	114,500	8,795,890
Citigroup, Inc.	270,400	15,061,280
Countrywide Financial Corp.	437,500	18,571,875
JPMorgan Chase & Company	483,500	23,353,050

		65,782,095

Healthcare Services - 6.95%
Health Net, Inc. *	254,500	12,383,970
UnitedHealth Group, Inc.	461,200	24,780,276

		37,164,246

Holdings Companies/Conglomerates - 1.43%
General Electric Company	205,400	7,642,934

Homebuilders - 4.37%
Beazer Homes USA, Inc.	51,800	2,435,118
Centex Corp.	157,090	8,839,454
Pulte Homes, Inc.	273,200	9,048,384
Ryland Group, Inc.	56,075	3,062,817

		23,385,773

Insurance - 5.67%
Aetna, Inc.	416,700	17,993,106
American International Group, Inc.	172,300	12,347,018

		30,340,124

Internet Content - 4.42%
Google, Inc., Class A *	51,400	23,668,672

Internet Retail - 12.03%
Amazon.com, Inc. *	604,800	23,865,408
eBay, Inc. *	462,200	13,898,354
Expedia, Inc. *	494,116	10,366,554

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Core Equity Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Retail (continued)
IAC/InterActiveCorp. *	436,600	$16,224,056

		64,354,372

Internet Service Provider - 3.03%
Yahoo!, Inc. *	634,300	16,200,022

Internet Software - 0.26%
Symantec Corp. *	66,700	1,390,695

Leisure Time - 1.60%
Electronic Arts, Inc. *	169,700	8,546,092

Manufacturing - 5.12%
Tyco International, Ltd.	901,200	27,396,480

Pharmaceuticals - 1.62%
Pfizer, Inc.	333,915	8,648,398

Photography - 2.64%
Eastman Kodak Company	548,200	14,143,560

Retail Trade - 6.26%
Home Depot, Inc.	308,000	12,369,280
Sears Holdings Corp. *	125,800	21,125,594

		33,494,874

Sanitary Services - 0.42%
Waste Management, Inc.	61,500	2,261,355

Software - 1.06%
CA, Inc.	249,025	5,640,416

Telephone - 9.18%
Qwest Communications International, Inc. *	2,676,700	22,403,979
Sprint Nextel Corp.	1,414,800	26,725,572

		49,129,551

TOTAL COMMON STOCKS (Cost $469,637,667)		$533,701,414

REPURCHASE AGREEMENTS - 1.24%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$6,629,909 on 01/02/2007,
collateralized by $6,815,000
Federal National Mortgage
Association, 5.625% due
12/15/2009 (valued at $6,763,888,
including interest)	$6,627,000	$6,627,000

TOTAL REPURCHASE AGREEMENTS (Cost $6,627,000)		$6,627,000

Total Investments (Core Equity Trust)
(Cost $476,264,667) - 101.00%		$540,328,414
Liabilities in Excess of Other Assets - (1.00)%		(5,362,241)

TOTAL NET ASSETS - 100.00%		$534,966,173

Dynamic Growth Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.87%

Apparel & Textiles - 11.52%
Coach, Inc. *	156,900	$6,740,424
Guess?, Inc. *	50,900	3,228,587
Polo Ralph Lauren Corp., Class A	95,000	7,377,700

		17,346,711

Broadcasting - 1.10%
XM Satellite Radio Holdings, Inc., Class A * (a)	114,700	1,657,415

Cellular Communications - 1.72%
NII Holdings, Inc. * (a)	40,200	2,590,488

Coal - 1.99%
Peabody Energy Corp.	74,300	3,002,463

Computers & Business Equipment - 4.19%
Cognizant Technology Solutions
Corp., Class A *	31,900	2,461,404
Network Appliance, Inc. *	97,800	3,841,584

		6,302,988

Construction & Mining Equipment - 3.66%
Joy Global, Inc.	73,950	3,574,743
Rowan Companies, Inc.	58,400	1,938,880

		5,513,623

Drugs & Health Care - 2.05%
Mentor Corp. (a)	63,300	3,093,471

Electrical Equipment - 1.36%
Wesco International, Inc. *	34,700	2,040,707

Electronics - 2.92%
Thermo Electron Corp. *	97,000	4,393,130

Energy - 2.17%
Southwestern Energy Company *	93,100	3,263,155

Financial Services - 11.85%
Affiliated Managers Group, Inc. * (a)	56,000	5,887,280
E*TRADE Financial Corp. *	120,400	2,699,368
Jefferies Group, Inc.	115,400	3,095,028
Nasdaq Stock Market, Inc. *	98,900	3,045,131
Nuveen Investments, Inc., Class A (a)	59,900	3,107,612

		17,834,419

Gas & Pipeline Utilities - 2.30%
Ultra Petroleum Corp. * (a)	72,400	3,457,100

Healthcare Products - 1.18%
Hologic, Inc. * (a)	37,500	1,773,000

Healthcare Services - 8.83%
AMERIGROUP Corp. *	94,700	3,398,783
Cerner Corp. * (a)	75,500	3,435,250
DaVita, Inc. *	57,200	3,253,536
Pediatrix Medical Group, Inc. *	65,600	3,207,840

		13,295,409

Industrial Machinery - 3.83%
Terex Corp. *	89,400	5,773,452

International Oil - 2.20%
Noble Corp.	43,400	3,304,910

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Dynamic Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Retail - 2.98%
Nutri/System, Inc. * (a)	70,700	$4,481,673

Internet Software - 7.92%
Akamai Technologies, Inc. * (a)	114,800	6,098,176
Digital River, Inc. *	25,800	1,439,382
F5 Networks, Inc. *	59,000	4,378,390

		11,915,948

Leisure Time - 1.09%
Melco PBL Entertainment Macau, Ltd., ADR * (a)	77,400	1,645,524

Manufacturing - 2.91%
Roper Industries, Inc.	87,200	4,380,928

Petroleum Services - 0.95%
BJ Services Company	49,000	1,436,680

Pharmaceuticals - 3.71%
Celgene Corp. *	35,900	2,065,327
Herbalife, Ltd. *	87,700	3,522,032

		5,587,359

Real Estate - 0.12%
DCT Industrial Trust, Inc. *	15,900	187,620

Retail Trade - 6.53%
Abercrombie & Fitch Company, Class A	26,600	1,852,158
Coldwater Creek, Inc. * (a)	106,800	2,618,736
Urban Outfitters, Inc. * (a)	232,800	5,361,384

		9,832,278

Semiconductors - 3.26%
MEMC Electronic Materials, Inc. *	125,400	4,908,156

Steel - 0.51%
Allegheny Technologies, Inc.	8,400	761,712

Telecommunications Equipment & Services - 3.06%
Comverse Technology, Inc. *	218,300	4,608,313

Trucking & Freight - 2.96%
Oshkosh Truck Corp.	92,100	4,459,482

TOTAL COMMON STOCKS (Cost $109,055,375)		$148,848,114

SHORT TERM INVESTMENTS - 25.46%
State Street Navigator Securities Lending Prime Portfolio (c)	$38,334,802	$38,334,802

TOTAL SHORT TERM INVESTMENTS (Cost $38,334,802)		$38,334,802

Dynamic Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.20%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $1,801,790 on 01/02/2007, collateralized by $1,835,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $1,841,881, including interest) (c)	$1,801,000	$1,801,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,801,000)		$1,801,000

Total Investments (Dynamic Growth Trust) (Cost $149,191,177) - 125.53%		$188,983,916
Liabilities in Excess of Other Assets - (25.53)%		(38,439,062)

TOTAL NET ASSETS - 100.00%		$150,544,854

Emerging Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.85%

Advertising - 1.63%
Aquantive, Inc. *	20,450	$504,297

Aerospace - 1.42%
ARGON ST, Inc. *	20,430	440,062

Automobiles - 3.10%
Force Protection, Inc. *	55,300	962,773

Banking - 4.10%
Boston Private Financial Holdings, Inc.	12,700	358,267
IBERIABANK Corp.	5,500	324,775
UCBH Holdings, Inc.	7,500	131,700
Umpqua Holdings Corp.	15,520	456,754

		1,271,496

Biotechnology - 2.23%
Exelixis, Inc. *	25,000	225,000
Martek Biosciences Corp. *	20,000	466,800

		691,800

Buildings - 0.62%
Modtech Holdings, Inc. *	39,050	193,298

Business Services - 6.38%
Access Integrated Technologies, Inc. *	25,650	223,668
Barrett Business Services, Inc.	16,950	396,969
Euronet Worldwide, Inc. *	27,150	806,083
FTI Consulting, Inc. *	15,250	425,323
Seachange International, Inc. *	12,200	124,684

		1,976,727

Chemicals - 0.58%
American Vanguard Corp.	11,250	178,875

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Emerging Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Commercial Services - 2.52%
Color Kinetics, Inc. *	22,200	$473,970
Stantec, Inc. *	14,150	307,621

		781,591

Computers & Business Equipment - 4.38%
Lasercard Corp. *	30,900	330,939
Stratasys, Inc. *	12,600	395,766
Trident Microsystems, Inc. *	34,650	629,937

		1,356,642

Correctional Facilities - 0.96%
Corrections Corp. of America *	6,575	297,387

Drugs & Health Care - 1.86%
Healthextras, Inc. *	13,350	321,735
Matrixx Initiatives, Inc. *	16,050	255,676

		577,411

Electronics - 4.77%
Measurement Specialties, Inc. *	17,150	371,126
Medis Technologies, Ltd. *	37,000	644,910
Supertex, Inc. *	11,800	463,150

		1,479,186

Energy - 4.17%
Evergreen Energy, Inc. *	30,700	303,623
Headwaters, Inc. *	17,800	426,488
InterOil Corp. *	18,600	563,394

		1,293,505

Financial Services - 1.31%
Waddell & Reed Financial, Inc., Class A	14,900	407,664

Healthcare Products - 12.12%
Adeza Biomedical Corp. *	29,900	445,809
Caliper Life Sciences, Inc. *	31,700	181,324
Intralase Corp. *	27,616	618,046
Kyphon, Inc. *	12,550	507,020
Nuvasive, Inc. *	20,550	474,705
ResMed, Inc. *	11,800	580,796
Somanetics Corp. *	18,950	432,629
SonoSite, Inc. *	16,700	516,531

		3,756,860

Hotels & Restaurants - 3.11%
Buffalo Wild Wings, Inc. *	4,850	258,020
McCormick & Schmick’s Seafood Restaurants, Inc. *	16,500	396,660
Texas Roadhouse, Inc., Class A *	23,350	309,621

		964,301

Household Products - 2.16%
iRobot Corp. *	22,600	408,156
Select Comfort Corp. *	15,050	261,720

		669,876

Industrial Machinery - 0.85%
Quixote Corp.	13,350	262,595

Emerging Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance - 3.51%
Infinity Property & Casualty Corp.	12,500	$604,875
ProAssurance Corp. *	5,150	257,088
United Fire & Casualty Company	6,400	225,600

		1,087,563

International Oil - 0.44%
ATP Oil & Gas Corp. *	3,450	136,516

Leisure Time - 4.32%
Bally Technologies, Inc. *	20,950	391,346
Imax Corp. *	73,150	275,044
Pinnacle Entertainment, Inc. *	9,450	313,173
Progressive Gaming International Corp. *	39,700	360,079

		1,339,642

Manufacturing - 1.09%
Raven Industries, Inc.	12,650	339,020

Medical-Hospitals - 2.37%
Electro-Optical Sciences, Inc. *	5,736	41,586
EV3, Inc. *	16,150	278,264
Neurometrix, Inc. *	10,250	152,828
Northstar Neuroscience, Inc. *	12,820	184,352
Vital Images, Inc. *	2,250	78,300

		735,330

Office Furnishings & Supplies - 0.95%
Global Imaging Systems, Inc. *	13,450	295,227

Petroleum Services - 1.99%
Superior Energy Services, Inc. *	9,500	310,460
TETRA Technologies, Inc. *	11,950	305,681

		616,141

Pharmaceuticals - 2.23%
Atherogenics, Inc. *	15,200	150,632
Medicis Pharmaceutical Corp., Class A	15,393	540,756

		691,388

Retail Trade - 2.42%
A.C. Moore Arts & Crafts, Inc. *	20,850	451,819
Hibbett Sporting Goods, Inc. *	9,750	297,668

		749,487

Semiconductors - 4.57%
Actel Corp. *	23,100	419,496
FormFactor, Inc. *	16,400	610,900
Mattson Technology, Inc. *	41,500	386,780

		1,417,176

Software - 8.28%
Allscripts Healthcare Solution, Inc. *	16,750	452,082
Concur Technologies, Inc. *	31,750	509,270
Faro Technologies, Inc. *	20,550	494,022
Opsware, Inc. *	72,450	639,009
Progress Software Corp. *	16,945	473,274

		2,567,657

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Emerging Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment & Services - 1.85%
Comtech Telecommunications Corp. *	15,100	$574,857

Trucking & Freight - 3.56%
Celadon Group, Inc. *	22,875	383,156
ID Systems, Inc. *	22,100	415,922
Oshkosh Truck Corp.	6,300	305,046

		1,104,124

TOTAL COMMON STOCKS (Cost $29,872,123)		$29,720,474

WARRANTS - 0.00%

Medical-Hospitals - 0.00%
Electro-Optical Sciences, Inc. (Expiration Date: 10/31/2011, Strike Price: $6.70)	860	430

TOTAL WARRANTS (Cost $0)		$430

SHORT TERM INVESTMENTS - 4.51%
Federal Home Loan Bank Discount Notes 4.80% due 01/02/2007	$1,400,000	$1,399,813

TOTAL SHORT TERM INVESTMENTS (Cost $1,399,813)		$1,399,813

REPURCHASE AGREEMENTS - 0.16%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $48,021 on 01/02/2007, collateralized by $55,000 Federal Home Loan Mortgage Corp., 5% due 12/14/2018 (valued at $53,831, including interest) (c)	$48,000	$48,000

TOTAL REPURCHASE AGREEMENTS (Cost $48,000)		$48,000

Total Investments (Emerging Growth Trust) (Cost $31,319,936) - 100.52%		$31,168,717
Liabilities in Excess of Other Assets - (0.52)%		(162,214)

TOTAL NET ASSETS - 100.00%		$31,006,503

Emerging Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.55%

Advertising - 1.80%
inVentiv Health, Inc. *	98,500	$3,481,975
ValueClick, Inc. * (a)	55,500	1,311,465

		4,793,440

Aerospace - 3.25%
Armor Holdings, Inc. * (a)	48,500	2,660,225
BE Aerospace, Inc. *	152,000	3,903,360

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
HEICO Corp., Class A	64,000	$2,085,120

		8,648,705

Air Travel - 0.70%
Copa Holdings SA, Class A	40,000	1,862,400

Apparel & Textiles - 4.67%
Carter’s, Inc. * (a)	84,700	2,159,850
Crocs, Inc. * (a)	88,600	3,827,520
Iconix Brand Group, Inc. *	110,000	2,132,900
Quiksilver, Inc. *	156,000	2,457,000
Volcom, Inc. * (a)	63,000	1,862,910

		12,440,180

Auto Parts - 1.06%
LKQ Corp. * (a)	123,000	2,827,770

Automobiles - 0.95%
Monro Muffler Brake, Inc.	72,000	2,527,200

Banking - 5.42%
Boston Private Financial Holdings, Inc. (a)	56,300	1,588,223
East West Bancorp, Inc.	59,044	2,091,339
PrivateBancorp, Inc. (a)	45,500	1,894,165
Signature Bank *	65,000	2,013,700
Sterling Financial Corp., Spokane (a)	41,000	1,386,210
United Community Banks, Inc.	96,000	3,102,720
Virginia Commerce Bancorp, Inc. * (a)	117,999	2,345,820

		14,422,177

Biotechnology - 1.55%
Digene Corp. *	33,000	1,581,360
Integra LifeSciences Holdings Corp. * (a)	60,000	2,555,400

		4,136,760

Building Materials & Construction - 0.84%
Williams Scotsman International, Inc. * (a)	114,500	2,246,490

Business Services - 2.09%
Euronet Worldwide, Inc. * (a)	77,500	2,300,975
Kenexa Corp. *	51,900	1,726,194
Sotheby’s Holdings, Inc., Class A	50,000	1,551,000

		5,578,169

Cable and Television - 1.00%
Central European Media Enterprises, Ltd.,
Class A * (a)	38,000	2,660,000

Cellular Communications - 0.51%
Dobson Communications Corp., Class A *	155,000	1,350,050

Coal - 0.84%
Foundation Coal Holdings, Inc.	70,500	2,239,080

Commercial Services - 1.71%
Live Nation, Inc. *	98,500	2,206,400
Pool Corp. (a)	60,000	2,350,200

		4,556,600

Computers & Business Equipment - 4.95%
Electronics for Imaging, Inc. *	90,000	2,392,200
Internap Network Services Corp. * (a)	91,600	1,820,092

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment
(continued)
Micros Systems, Inc. *	60,000	$3,162,000
Rackable Systems, Inc. * (a)	78,600	2,434,242
Trident Microsystems, Inc. * (a)	70,000	1,272,600
Witness Systems, Inc. * (a)	120,000	2,103,600

		13,184,734

Construction Materials - 0.98%
Regal-Beloit Corp.	49,500	2,599,245

Crude Petroleum & Natural Gas - 2.02%
Arena Resources, Inc. * (a)	67,000	2,861,570
GMX Resources, Inc. * (a)	71,000	2,520,500

		5,382,070

Drugs & Health Care - 3.77%
Adams Respiratory Therapeutics, Inc. *	49,000	1,999,690
Healthextras, Inc. * (a)	49,000	1,180,900
Illumina, Inc. *	42,500	1,670,675
Immucor, Inc. *	128,000	3,741,440
Matria Healthcare, Inc. * (a)	50,000	1,436,500

		10,029,205

Electrical Equipment - 1.87%
Anixter International, Inc. *	43,000	2,334,900
Genlyte Group, Inc. *	34,000	2,655,740

		4,990,640
Energy - 0.61%
Energy Conversion Devices, Inc. * (a)	47,500	1,614,050

Financial Services - 4.80%
Affiliated Managers Group, Inc. * (a)	53,500	5,624,455
GFI Group, Inc. * (a)	57,531	3,581,880
optionsXpress Holdings, Inc. (a)	80,000	1,815,200
Portfolio Recovery Associates, Inc. * (a)	37,500	1,750,875

		12,772,410

Food & Beverages - 1.49%
Hansen Natural Corp. * (a)	118,000	3,974,240

Healthcare Products - 5.59%
American Medical Systems Holdings, Inc. * (a)	139,500	2,583,540
Arthrocare Corp. * (a)	45,800	1,828,336
Conceptus, Inc. * (a)	80,000	1,703,200
DJO, Inc. * (a)	36,000	1,541,520
Kyphon, Inc. *	32,500	1,313,000
PSS World Medical, Inc. *	126,100	2,462,733
Viasys Healthcare, Inc. *	124,000	3,449,680

		14,882,009

Healthcare Services - 2.62%
Radiation Therapy Services, Inc. *	81,250	2,561,000
The Advisory Board Company *	51,000	2,730,540
United Surgical Partners International, Inc. * (a)	59,000	1,672,650

		6,964,190
Hotels & Restaurants - 2.85%
Applebee’s International, Inc.	101,000	2,491,670

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Krispy Kreme Doughnuts, Inc. * (a)	144,000	$1,598,400
McCormick & Schmick’s Seafood
Restaurants, Inc. *	91,000	2,187,640
Orient Express Hotels, Ltd. (a)	27,929	1,321,600

		7,599,310

Household Products - 0.53%
Central Garden & Pet Company * (a)	29,000	1,404,180

Industrial Machinery - 1.19%
Gardner Denver, Inc. * (a)	85,000	3,171,350

Insurance - 1.38%
Hub International, Ltd.	49,000	1,538,110
ProAssurance Corp. *	43,070	2,150,054

		3,688,164

Internet Content - 1.36%
RightNow Technologies, Inc. * (a)	119,507	2,057,911
The Knot, Inc. *	60,000	1,574,400

		3,632,311

Internet Retail - 0.48%
Nutri/System, Inc. *	20,100	1,274,139

Internet Service Provider - 0.69%
Earthlink, Inc. *	260,000	1,846,000

Leisure Time - 1.39%
Life Time Fitness, Inc. * (a)	76,500	3,711,015

Liquor - 1.80%
Central European Distribution Corp. * (a)	161,500	4,796,550

Manufacturing - 0.60%
Barnes Group, Inc.	74,000	1,609,500

Medical-Hospitals - 2.28%
Psychiatric Solutions, Inc. * (a)	109,998	4,127,125
VCA Antech, Inc. *	60,028	1,932,301

		6,059,426

Metal & Metal Products - 0.97%
RBC Bearings, Inc. *	90,000	2,579,400

Office Furnishings & Supplies - 2.48%
Acco Brands Corp. *	94,000	2,488,180
Knoll, Inc.	187,000	4,114,000

		6,602,180

Petroleum Services - 4.93%
Basic Energy Services, Inc. *	100,000	2,465,000
Superior Energy Services, Inc. *	93,000	3,039,240
Superior Well Services, Inc. * (a)	105,000	2,683,800
Universal Compression Holdings, Inc. * (a)	26,000	1,614,860
World Fuel Services Corp. (a)	75,000	3,334,500

		13,137,400

Pharmaceuticals - 0.83%
Alkermes, Inc. * (a)	94,000	1,256,780
PDL BioPharma, Inc. * (a)	47,500	956,650

		2,213,430

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate - 4.37%
BioMed Realty Trust, Inc., REIT (a)	70,000	$2,002,000
Innkeepers USA Trust, REIT	172,000	2,666,000
Jones Lang LaSalle, Inc., REIT (a)	29,003	2,673,207
Redwood Trust, Inc., REIT	37,000	2,148,960
Sunstone Hotel Investors, Inc., REIT (a)	80,000	2,138,400

		11,628,567

Retail Grocery - 1.01%
United Natural Foods, Inc. * (a)	75,000	2,694,000

Retail Trade - 3.85%
Children’s Place Retail Stores, Inc. *	51,500	3,271,280
Hibbett Sporting Goods, Inc. *	93,000	2,839,290
The Men’s Wearhouse, Inc.	50,000	1,913,000
Tween Brands, Inc. * (a)	56,000	2,236,080

		10,259,650

Semiconductors - 5.21%
Emulex Corp. *	94,000	1,833,940
FormFactor, Inc. *	47,500	1,769,375
Microsemi Corp. * (a)	63,000	1,237,950
ON Semiconductor Corp. * (a)	181,000	1,370,170
PMC-Sierra, Inc. * (a)	357,000	2,395,470
Skyworks Solutions, Inc. *	241,000	1,706,280
Varian Semiconductor Equipment Associates, Inc. * (a)	77,971	3,549,240

		13,862,425

Software - 3.79%
Allscripts Healthcare Solution, Inc. * (a)	48,500	1,309,015
Nuance Communications, Inc. * (a)	178,500	2,045,610
Patni Computer Systems, Ltd., SADR	68,000	1,385,840
Transaction Systems Architects, Inc., Class A *	111,000	3,615,270
Ultimate Software Group, Inc. *	75,000	1,744,500

		10,100,235

Telecommunications Equipment & Services - 1.87%
Aeroflex, Inc. * (a)	200,000	2,344,000
Finisar Corp. * (a)	334,000	1,078,820
Viasat, Inc. *	52,505	1,565,174

		4,987,994

Trucking & Freight - 0.60%
Old Dominion Freight Lines, Inc. *	66,000	1,588,620

TOTAL COMMON STOCKS (Cost $256,953,333)		$265,127,660

SHORT TERM INVESTMENTS - 23.29%
State Street Navigator Securities
Lending Prime Portfolio (c)	$62,023,847	$62,023,847

TOTAL SHORT TERM INVESTMENTS
(Cost $62,023,847)		$62,023,847

Emerging Small Company Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.61%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $1,632,716 on 01/02/2007, collateralized by $1,640,000 Federal National Mortgage Association, 5.125% due 04/15/2011 (valued at $1,668,700, including interest) (c)	$1,632,000	$1,632,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,632,000)		$1,632,000

Total Investments (Emerging Small Company Trust)
(Cost $320,609,180) - 123.45%		$328,783,507
Liabilities in Excess of Other Assets - (23.45)%		(62,456,985)

TOTAL NET ASSETS - 100.00%		$266,326,522

Equity-Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.07%

Aerospace - 0.74%
Raytheon Company	341,900	$18,052,320

Aluminum - 0.56%
Alcoa, Inc.	454,900	13,651,549

Auto Parts - 0.57%
Genuine Parts Company	294,400	13,963,392

Automobiles - 0.22%
Ford Motor Company (a)	722,600	5,426,726

Banking - 3.49%
Bank of America Corp.	52,600	2,808,314
Fifth Third Bancorp (a)	642,300	26,289,339
Mercantile Bankshares Corp.	198,050	9,266,759
National City Corp.	316,100	11,556,616
SunTrust Banks, Inc.	236,500	19,972,425
US Bancorp	418,100	15,131,039

		85,024,492

Biotechnology - 0.43%
MedImmune, Inc. *	321,100	10,394,007

Broadcasting - 0.75%
CBS Corp., Class B	588,750	18,357,225

Building Materials & Construction - 0.70%
Masco Corp. (a)	568,900	16,993,043

Business Services - 0.94%
Computer Sciences Corp. *	128,700	6,868,719
H & R Block, Inc.	700,400	16,137,216

		23,005,935

Cable and Television - 2.31%
EchoStar Communications Corp., Class A *	160,700	6,111,421

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cable and Television (continued)
Time Warner, Inc.	1,562,900	$34,039,962
Viacom, Inc. *	393,550	16,147,357

		56,298,740

Cellular Communications - 0.44%
Motorola, Inc.	528,800	10,872,128

Chemicals - 1.20%
Chemtura Corp. (a)	454,000	4,372,020
E.I. Du Pont De Nemours & Company	511,600	24,920,036

		29,292,056

Computers & Business Equipment - 2.33%
Cisco Systems, Inc. *	367,100	10,032,843
Dell, Inc. *	691,700	17,354,753
International Business Machines Corp.	303,200	29,455,880

		56,843,476

Construction Materials - 0.68%
Vulcan Materials Company	183,900	16,527,093

Cosmetics & Toiletries - 3.56%
Avon Products, Inc. (a)	588,700	19,450,648
Colgate-Palmolive Company	456,100	29,755,964
International Flavors & Fragrances, Inc.	444,200	21,836,872
Kimberly-Clark Corp.	231,200	15,710,040

		86,753,524

Drugs & Health Care - 1.10%
Wyeth	525,400	26,753,368

Electrical Equipment - 0.48%
Cooper Industries, Ltd., Class A	130,700	11,819,201

Electrical Utilities - 2.09%
Entergy Corp.	241,000	22,249,120
FirstEnergy Corp.	252,200	15,207,660
Pinnacle West Capital Corp.	172,000	8,718,680
TECO Energy, Inc.	278,400	4,796,832

		50,972,292

Electronics - 0.61%
Sony Corp.	347,900	14,906,868

Energy - 2.42%
Duke Energy Corp.	761,700	25,296,057
Progress Energy, Inc. (a)	367,700	18,046,716
Xcel Energy, Inc. (a)	682,900	15,747,674

		59,090,447

Financial Services - 8.61%
Charles Schwab Corp.	1,289,400	24,936,996
Citigroup, Inc.	499,500	27,822,150
Federal National Mortgage Association	210,100	12,477,839
JPMorgan Chase & Company	1,250,400	60,394,320
Mellon Financial Corp.	658,800	27,768,420
Morgan Stanley	313,700	25,544,591
State Street Corp. (c)	315,700	21,290,808
Wells Fargo & Company (c)	273,200	9,714,992

		209,950,116

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages - 3.37%
Campbell Soup Company (a)	314,300	$12,223,127
General Mills, Inc.	374,700	21,582,720
Hershey Company	9,300	463,140
McCormick & Company, Inc.	265,300	10,229,968
Sara Lee Corp.	232,200	3,954,366
Sysco Corp.	187,300	6,885,148
The Coca-Cola Company	557,500	26,899,375

		82,237,844

Gas & Pipeline Utilities - 1.00%
NiSource, Inc.	1,012,700	24,406,070

Healthcare Products - 2.10%
Baxter International, Inc.	316,300	14,673,157
Boston Scientific Corp. *	613,800	10,545,084
Johnson & Johnson	394,000	26,011,880

		51,230,121

Holdings Companies/Conglomerates - 2.94%
General Electric Company	1,925,600	71,651,576

Homebuilders - 0.38%
D.R. Horton, Inc.	347,500	9,205,275

Household Products - 1.52%
Fortune Brands, Inc.	173,400	14,806,626
Newell Rubbermaid, Inc.	770,800	22,314,660

		37,121,286

Industrial Machinery - 1.08%
Deere & Company	5,243	498,452
Ingersoll-Rand Company, Class A	280,400	10,972,052
Pall Corp.	429,600	14,842,680

		26,313,184

Insurance - 5.68%
American International Group, Inc.	425,100	30,462,666
Chubb Corp.	198,000	10,476,180
Lincoln National Corp.	347,900	23,100,560
Marsh & McLennan Companies, Inc.	1,228,700	37,671,942
St. Paul Travelers Companies, Inc.	420,300	22,565,907
UnumProvident Corp. (a)	691,500	14,369,370

		138,646,625

International Oil - 8.62%
Anadarko Petroleum Corp.	367,800	16,006,656
BP PLC, ADR	294,400	19,754,240
Chevron Corp.	651,300	47,890,089
Exxon Mobil Corp.	639,300	48,989,559
Hess Corp.	529,800	26,262,186
Murphy Oil Corp.	318,700	16,205,895
Royal Dutch Shell PLC, ADR	497,600	35,225,104

		210,333,729

Leisure Time - 0.93%
Walt Disney Company	660,300	22,628,481

Liquor - 1.13%
Anheuser-Busch Companies, Inc.	562,000	27,650,400

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 3.67%
3M Company	258,800	$20,168,284
Eaton Corp.	128,500	9,655,490
Honeywell International, Inc.	624,900	28,270,476
Illinois Tool Works, Inc.	288,000	13,302,720
Tyco International, Ltd.	596,900	18,145,760

		89,542,730

Newspapers - 1.64%
Dow Jones & Company, Inc. (a)	479,100	18,205,800
The New York Times Company, Class A (a)	894,300	21,785,148

		39,990,948

Office Furnishings & Supplies - 0.88%
Avery Dennison Corp.	315,200	21,411,536

Paper - 1.90%
International Paper Company	1,031,600	35,177,560
MeadWestvaco Corp.	374,700	11,263,482

		46,441,042

Petroleum Services - 0.68%
Schlumberger, Ltd.	262,700	16,592,132

Pharmaceuticals - 5.71%
Abbott Laboratories	401,400	19,552,194
Bristol-Myers Squibb Company	633,300	16,668,456
Eli Lilly & Company	519,300	27,055,530
Merck & Company, Inc.	847,200	36,937,920
Pfizer, Inc.	1,096,100	28,388,990
Schering-Plough Corp.	447,900	10,588,356

		139,191,446

Photography - 0.68%
Eastman Kodak Company (a)	642,300	16,571,340

Publishing - 1.41%
Gannett Company, Inc.	85,000	5,139,100
Idearc, Inc. * (a)	30,210	865,517
Tribune Company (a)	925,100	28,474,578

		34,479,195

Railroads & Equipment - 1.73%
Norfolk Southern Corp.	208,300	10,475,407
Union Pacific Corp.	343,800	31,636,476

		42,111,883

Retail Trade - 2.61%
Bed Bath & Beyond, Inc. *	262,600	10,005,060
Home Depot, Inc.	608,700	24,445,392
RadioShack Corp. (a)	339,100	5,690,098
Wal-Mart Stores, Inc.	508,500	23,482,530

		63,623,080

Sanitary Services - 0.63%
Waste Management, Inc.	415,500	15,277,935

Semiconductors - 1.15%
Analog Devices, Inc.	524,300	17,233,741
Intel Corp.	535,200	10,837,800

		28,071,541

Equity-Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software - 1.70%
Microsoft Corp.	1,392,800	$41,589,008

Telecommunications Equipment & Services - 0.79%
Nokia Oyj, SADR	947,700	19,257,264

Telephone - 5.45%
ALLTEL Corp.	341,500	20,653,920
AT&T, Inc.	1,250,349	44,699,977
Qwest Communications International, Inc. * (a)	2,641,000	22,105,170
Sprint Nextel Corp.	945,600	17,862,384
Verizon Communications, Inc.	604,200	22,500,408
Windstream Corp. *	353,085	5,020,868

		132,842,727

Tobacco - 0.50%
UST, Inc. (a)	208,400	12,128,880

Toys, Amusements & Sporting Goods - 0.96%
Mattel, Inc.	1,036,600	23,489,356

TOTAL COMMON STOCKS (Cost $1,830,667,450)		$2,318,984,632

CORPORATE BONDS - 0.43%

Automobiles - 0.14%
Ford Motor Company
4.25% due 12/15/2036	$3,123,000	3,355,414

Telecommunications Equipment & Services - 0.29%
Lucent Technologies, Inc.
8.00% due 08/01/2031 (a)	7,233,000	7,231,966

TOTAL CORPORATE BONDS (Cost $10,961,764)		$10,587,380

SHORT TERM INVESTMENTS - 11.10%
State Street Navigator Securities
Lending Prime Portfolio (c)	$174,327,384	$174,327,384
T. Rowe Price Reserve Investment Fund (c)	96,466,569	96,466,569

TOTAL SHORT TERM INVESTMENTS
(Cost $270,793,953)		$270,793,953

REPURCHASE AGREEMENTS - 0.09%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $2,134,937 on 01/02/2007, collateralized by $2,195,000 Federal National Mortgage Association, 5.625% due 12/15/2009 (valued at $2,178,538, including interest) (c)	$2,134,000	$2,134,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,134,000)		$2,134,000

Total Investments (Equity-Income Trust)
(Cost $2,114,557,167) - 106.69%		$2,602,499,965
Liabilities in Excess of Other Assets - (6.69)%		(163,289,705)

TOTAL NET ASSETS - 100.00%		$2,439,210,260

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Financial Services Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.35%

Banking - 8.73%
Commerce Bancorp, Inc. (a)	218,600	$7,710,022
ICICI Bank, Ltd., SADR (a)	12,900	538,446
State Bank of India GDR	36,134	2,688,370
Wachovia Corp.	110,150	6,273,042

		17,209,880

Business Services - 10.05%
Dun & Bradstreet Corp. *	69,300	5,737,347
H & R Block, Inc.	135,200	3,115,008
Moody’s Corp.	158,700	10,959,822

		19,812,177

Containers & Glass - 2.25%
Sealed Air Corp. (a)	68,500	4,447,020

Financial Services - 34.45%
Ameriprise Financial, Inc.	118,540	6,460,430
Goldman Sachs Group, Inc.	54,800	10,924,380
JPMorgan Chase & Company	170,048	8,213,318
Mellon Financial Corp.	115,700	4,876,755
Merrill Lynch & Company, Inc.	105,300	9,803,430
T. Rowe Price Group, Inc.	196,000	8,578,920
The First Marblehead Corp. (a)	221,850	12,124,103
Wells Fargo & Company (c)	194,800	6,927,088

		67,908,424

Holdings Companies/Conglomerates - 5.76%
Loews Corp.	273,600	11,346,192

Insurance - 19.38%
American International Group, Inc.	122,600	8,785,516
China Life Insurance Company, Ltd., ADR (a)	85,065	4,296,610
Everest Re Group, Ltd.	40,900	4,012,699
FPIC Insurance Group, Inc. *	62,000	2,416,140
Markel Corp. *	16,100	7,729,610
Progressive Corp.	216,000	5,231,520
Transatlantic Holdings, Inc. (a)	92,237	5,727,918

		38,200,013

Manufacturing - 3.88%
Tyco International, Ltd.	251,500	7,645,600

Tobacco - 2.72%
Altria Group, Inc.	62,500	5,363,750

Travel Services - 11.13%
American Express Company	361,500	21,932,205

TOTAL COMMON STOCKS (Cost $126,075,238)		$193,865,261

SHORT TERM INVESTMENTS - 15.20%
Sanpaola Imi US Financial Co.
5.29% due 01/02/2007	$3,039,000	$3,038,553
State Street Navigator Securities Lending
Prime Portfolio (c)	26,917,613	26,917,613

TOTAL SHORT TERM INVESTMENTS
(Cost $29,956,166)		$29,956,166

Total Investments (Financial Services Trust)
(Cost $156,031,404) - 113.55%		$223,821,427
Liabilities in Excess of Other Assets - (13.55)%		(26,714,328)

TOTAL NET ASSETS - 100.00%		$197,107,099

Fundamental Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.67%

Advertising - 0.23%
WPP Group PLC, SADR (a)	41,649	$2,821,303

Banking - 5.37%
Commerce Bancorp, Inc. (a)	192,900	6,803,583
Wachovia Corp.	501,150	28,540,493
Wells Fargo & Company (c)	827,834	29,437,777

		64,781,853

Broadcasting - 1.94%
Liberty Media Corp. - Capital, Series A *	33,505	3,282,820
News Corp.	935,200	20,088,096

		23,370,916

Business Services - 3.99%
Dun & Bradstreet Corp. *	82,305	6,814,031
H & R Block, Inc.	509,977	11,749,870
Iron Mountain, Inc. * (a)	343,758	14,210,956
Moody’s Corp.	222,699	15,379,593

		48,154,450

Cable and Television - 3.77%
Comcast Corp.-Special Class A *	953,743	39,942,757
NTL, Inc.	221,507	5,590,836

		45,533,593

Coal - 0.22%
China Coal Energy Company, H Shares *	4,158,100	2,710,549

Colleges & Universities - 0.25%
Apollo Group, Inc., Class A *	75,900	2,957,823

Computers & Business Equipment - 1.25%
Dell, Inc. *	297,100	7,454,239
Hewlett-Packard Company	184,616	7,604,333

		15,058,572

Construction Materials - 1.44%
Martin Marietta Materials, Inc.	86,521	8,990,397
Vulcan Materials Company	93,630	8,414,528

		17,404,925

Containers & Glass - 2.10%
Sealed Air Corp. (a)	389,696	25,299,064

Cosmetics & Toiletries - 1.42%
Avon Products, Inc.	137,688	4,549,211
Procter & Gamble Company	196,400	12,622,628

		17,171,839

Crude Petroleum & Natural Gas - 5.84%
Devon Energy Corp.	373,491	25,053,776
EOG Resources, Inc.	323,512	20,203,325
Occidental Petroleum Corp.	515,318	25,162,978

		70,420,079

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services - 11.38%
Ameriprise Financial, Inc.	253,727	$13,828,121
Citigroup, Inc.	478,781	26,668,102
HSBC Holdings PLC	1,696,676	30,938,922
JPMorgan Chase & Company	1,024,838	49,499,675
Mellon Financial Corp.	130,400	5,496,360
Morgan Stanley	105,925	8,625,473
State Street Corp. (c)	33,225	2,240,694

		137,297,347

Food & Beverages - 1.78%
Diageo PLC, SADR	186,619	14,800,753
Hershey Company (a)	133,017	6,624,246

		21,424,999

Healthcare Services - 3.54%
Cardinal Health, Inc.	163,648	10,543,841
Caremark Rx, Inc.	266,029	15,192,916
Express Scripts, Inc. *	62,500	4,475,000
UnitedHealth Group, Inc.	231,600	12,443,868

		42,655,625

Holdings Companies/Conglomerates - 6.09%
Berkshire Hathaway, Inc., Class A *	376	41,356,240
China Merchants Holdings International Company, Ltd.	1,803,376	7,396,587
Loews Corp.	596,389	24,732,252

		73,485,079

Household Products - 0.20%
Hunter Douglas NV	29,636	2,381,658

Industrials - 0.28%
Cosco Pacific, Ltd.	1,439,185	3,364,069

Insurance - 8.83%
Ambac Financial Group, Inc.	8,500	757,095
American International Group, Inc.	740,157	53,039,651
Aon Corp.	214,892	7,594,283
Chubb Corp.	57,596	3,047,404
Markel Corp. *	2,153	1,033,655
Principal Financial Group, Inc.	65,258	3,830,645
Progressive Corp.	1,034,204	25,048,421
Sun Life Financial, Inc.	37,229	1,576,648
Transatlantic Holdings, Inc. (a)	170,100	10,563,210

		106,491,012

International Oil - 4.84%
Canadian Natural Resources Ltd.	87,900	4,678,917
ConocoPhillips	746,276	53,694,558

		58,373,475

Internet Retail - 1.30%
Amazon.com, Inc. * (a)	198,300	7,824,918
Expedia, Inc. * (a)	69,422	1,456,474
IAC/InterActiveCorp. * (a)	71,222	2,646,609
Liberty Media Holding Corp.-Interactive A *	172,525	3,721,364

		15,649,365

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Liquor - 0.70%
Heineken Holding NV	207,750	$8,443,729

Manufacturing - 6.13%
Harley-Davidson, Inc. (a)	338,568	23,858,887
Tyco International, Ltd.	1,649,168	50,134,707

		73,993,594

Mining - 0.42%
BHP Billiton PLC	136,500	2,498,438
Rio Tinto PLC	48,300	2,571,303

		5,069,741

Petroleum Services - 0.81%
Transocean, Inc. *	121,225	9,805,890

Publishing - 1.06%
Gannett Company, Inc.	47,082	2,846,578
Lagardere S.C.A.	123,313	9,926,159

		12,772,737

Retail Trade - 6.93%
Bed Bath & Beyond, Inc. *	163,200	6,217,920
CarMax, Inc. *	61,000	3,271,430
Costco Wholesale Corp.	826,394	43,691,451
Lowe’s Companies, Inc.	188,700	5,878,005
Sears Holdings Corp. *	17,200	2,888,396
Wal-Mart Stores, Inc.	467,905	21,607,853

		83,555,055

Software - 2.18%
Microsoft Corp.	881,074	26,308,870

Telecommunications Equipment &
Services - 0.77%
Nokia Oyj, SADR	134,814	2,739,421
SK Telecom Company, Ltd., SADR	247,361	6,550,119

		9,289,540

Telephone - 1.09%
Sprint Nextel Corp.	697,300	13,171,997

Tobacco - 4.48%
Altria Group, Inc.	630,397	54,100,671

Travel Services - 4.27%
American Express Company	848,335	51,468,484

Trucking & Freight - 0.77%
Kuehne & Nagel International AG	50,500	3,670,582
United Parcel Service, Inc., Class B	74,958	5,620,351

		9,290,933

TOTAL COMMON STOCKS (Cost $859,802,525)		$1,154,078,836

CONVERTIBLE BONDS - 0.30%

Telecommunications Equipment &
Services - 0.30%
Level 3 Communications, Inc.
10.00% due 05/01/2011	$2,000,000	3,625,000

TOTAL CONVERTIBLE BONDS (Cost $2,000,000)		$3,625,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Fundamental Value Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 6.87%
Sanpaola Imi US Financial Co. 5.29% due 01/02/2007	$48,037,000	$48,029,941
State Street Navigator Securities Lending Prime Portfolio (c)	34,859,119	34,859,119

TOTAL SHORT TERM INVESTMENTS (Cost $83,012,000)		$82,889,060

Total Investments (Fundamental Value Trust) (Cost $944,814,525) - 102.84%		$1,240,592,896
Liabilities in Excess of Other Assets - (2.84)%		(34,304,233)

TOTAL NET ASSETS - 100.00%		$1,206,288,663

Global Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.28%

Australia - 1.21%
Qantas Airways, Ltd., ADR	1,182,368	$4,865,048

Bermuda - 1.37%
Accenture, Ltd., Class A	92,870	3,429,689
Willis Group Holdings, Ltd.	52,180	2,072,068

		5,501,757

Brazil - 0.31%
Companhia Vale Do Rio Doce, ADR	41,460	1,233,020

Cayman Islands - 3.97%
ACE, Ltd.	129,665	7,853,809
Seagate Technology (a)	140,655	3,727,358
XL Capital, Ltd., Class A	60,150	4,332,003

		15,913,170

China - 0.90%
BYD Company, Ltd., H Shares * (a)	943,000	3,613,120

Finland - 1.47%
UPM-Kymmene Oyj	234,340	5,912,577

France - 5.49%
France Telecom SA	217,280	6,006,843
Sanofi-Aventis	87,623	8,088,135
Total SA (a)	109,796	7,918,068

		22,013,046

Germany - 3.60%
Deutsche Post AG	113,430	3,418,744
Infineon Technologies AG *	202,910	2,859,679
Siemens AG	52,110	5,166,956
TUI AG (a)	149,900	2,994,815

		14,440,194

Hong Kong - 4.66%
Cheung Kong Holdings, Ltd.	1,075,000	13,248,143
Hutchison Whampoa, Ltd.	535,000	5,434,196

		18,682,339

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

India - 0.29%
Indian Oil Corp., Ltd.	113,340	$1,156,137

Israel - 1.24%
Check Point Software Technologies, Ltd., ADR *	226,761	4,970,601

Italy - 1.04%
Eni SpA	124,200	4,176,029

Japan - 9.11%
Canon, Inc. (a)	81,000	4,559,546
Hitachi, Ltd. (a)	418,000	2,605,806
Konica Minolta Holdings, Inc.	116,500	1,644,360
Mitsubishi UFJ Financial Group, Inc.	631	7,793,069
Nomura Holdings, Inc. (a)	175,600	3,312,094
Sompo Japan Insurance, Inc.	435,000	5,317,580
Sumitomo Mitsui Financial Group, Inc. (a)	842	8,630,456
Takeda Pharmaceutical Company, Ltd.	39,100	2,683,865

		36,546,776

Netherlands - 4.08%
ING Groep NV	186,710	8,275,993
Koninklijke (Royal) Philips Electronics NV	107,230	4,042,677
Reed Elsevier NV	238,862	4,072,416

		16,391,086

Norway - 0.97%
Norske Skogindustrier ASA (a)	88,140	1,521,363
Telenor ASA	126,230	2,376,440

		3,897,803

Philippines - 0.94%
Ayala Land, Inc.	12,105,300	3,765,929

Portugal - 0.49%
Portugal Telecom, SGPS, SA	151,499	1,967,195

Singapore - 0.89%
Flextronics International, Ltd. *	26,000	298,480
Singapore Telecommunications, Ltd.	921,000	1,969,347
Venture Corp., Ltd.	148,000	1,302,520

		3,570,347

South Korea - 5.33%
Hana Financial Group, Inc.	41,419	2,177,838
Kookmin Bank, SADR *	23,615	1,904,314
KT Corp.	111,600	5,580,000
Samsung Electronics Company, Ltd.	14,730	9,709,129
Shinhan Financial Group Company, Ltd. *	39,740	2,029,731

		21,401,012

Spain - 1.24%
Repsol SA (a)	65,380	2,260,418
Telefonica SA (a)	127,010	2,701,752

		4,962,170

Sweden - 0.47%
Securitas AB, B Shares	96,400	1,498,055
Securitas Systems AB, B Shares *	96,400	390,551

		1,888,606

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland - 1.06%
Ciba Specialty Chemicals AG	64,000	$4,253,023

Taiwan - 3.27%
Chunghwa Telecom Company, Ltd., SADR	156,784	3,093,352
Compal Electronics, Inc.	3,119,014	2,779,793
Lite-On Technology Corp.	2,340,107	3,162,501
Taishin Financial Holdings Company, Ltd. *	3,096,000	1,814,193
Taiwan Semiconductor
Manufacturing Company, Ltd.	1,088,067	2,253,245

		13,103,084

United Kingdom - 17.13%
Amvescap PLC	353,139	4,122,385
BAE Systems PLC	449,728	3,750,259
Boots Group PLC	161,628	2,651,291
BP PLC	583,430	6,485,019
British Sky Broadcasting Group PLC	575,924	5,888,332
Centrica PLC	581,380	4,036,760
Compass Group PLC	674,830	3,833,090
GlaxoSmithKline PLC	290,392	7,644,352
Old Mutual PLC	1,268,450	4,329,151
Pearson PLC	444,634	6,718,854
Royal Bank of Scotland Group PLC	88,845	3,468,135
Royal Dutch Shell PLC, A Shares	96,057	3,386,944
Royal Dutch Shell PLC, B Shares	56,476	1,980,038
Vodafone Group PLC	1,567,580	4,344,530
William Morrison Supermarket PLC	97,722	487,123
Yell Group PLC	501,800	5,602,245

		68,728,508

United States - 27.75%
American International Group, Inc.	45,370	3,251,214
Avaya, Inc. *	204,400	2,857,512
Boston Scientific Corp. *	91,750	1,576,265
Cadence Design Systems, Inc. *	342,156	6,128,014
Chevron Corp.	67,610	4,971,363
Chico’s FAS, Inc. * (a)	83,420	1,725,960
Comcast Corp.-Special Class A *	154,300	6,462,084
Convergys Corp. *	54,750	1,301,955
D.R. Horton, Inc.	45,380	1,202,116
DIRECTV Group, Inc. *	241,850	6,031,739
EchoStar Communications Corp., Class A *	86,400	3,285,792
El Paso Corp. (a)	58,640	896,019
Federal National Mortgage Association	66,414	3,944,328
Gap, Inc.	114,350	2,229,825
General Electric Company	112,900	4,201,009
H & R Block, Inc.	104,414	2,405,699
Merck & Company, Inc.	129,450	5,644,020
Merrill Lynch & Company, Inc.	33,593	3,127,508
Microsoft Corp.	304,630	9,096,252
News Corp.	502,840	10,801,003
Oracle Corp. *	128,480	2,202,147
Pfizer, Inc.	145,452	3,767,207
Pitney Bowes, Inc.	42,830	1,978,318

Global Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
R.R. Donnelley & Sons Company	154,180	$5,479,557
Reliant Energy, Inc. * (a)	181,340	2,576,841
TECO Energy, Inc.	165,600	2,853,288
Tellabs, Inc. *	235,980	2,421,155
Tenet Healthcare Corp. * (a)	648,944	4,523,140
Torchmark Corp.	68,900	4,393,064

		111,334,394

TOTAL COMMON STOCKS (Cost $305,914,454)		$394,286,971

SHORT TERM INVESTMENTS - 8.98%
Dresdner Bank AG Euro Dollar Time Deposit 5.30% due 01/02/2007	$225,000	$225,000
State Street Navigator Securities Lending Prime Portfolio (c)	35,804,487	35,804,487

TOTAL SHORT TERM INVESTMENTS
(Cost $36,029,487)		$36,029,487

REPURCHASE AGREEMENTS - 1.17%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $4,685,055 on 01/02/2007, collateralized by $4,760,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $4,777,850, including interest) (c)	$4,683,000	$4,683,000

TOTAL REPURCHASE AGREEMENTS (Cost $4,683,000)		$4,683,000

Total Investments (Global Trust) (Cost $346,626,941) - 108.43%		$434,999,458
Liabilities in Excess of Other Assets - (8.43)%		(33,823,877)

TOTAL NET ASSETS - 100.00%		$401,175,581

The portfolio had the following five top industry concentrations as of December 31, 2006 (as a percentage of total net assets):

Insurance	9.93%

Telecommunications Equipment & Services	8.31%

Pharmaceuticals	6.94%

Banking	5.89%

Business Services	5.64%

Global Allocation Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 66.98%

Australia - 0.54%
National Australia Bank, Ltd.	14,004	$445,962
Qantas Airways, Ltd., ADR	147,577	607,230

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
QBE Insurance Group, Ltd.	23,286	$529,547

		1,582,739

Austria - 0.10%
Telekom Austria AG	11,357	304,230

Belgium - 0.30%
KBC Bancassurance Holding NV (a)	5,242	642,621
Solvay SA (a)	1,554	238,287

		880,908

Bermuda - 0.57%
Accenture, Ltd., Class A	28,100	1,037,733
Esprit Holdings, Ltd.	28,500	318,983
Weatherford International, Ltd. *	4,600	192,234
Yue Yuen Industrial Holdings, Ltd. (a)	44,500	140,751

		1,689,701

British Virgin Islands - 0.07%
UTI Worldwide, Inc. (a)	6,500	194,350

Canada - 0.59%
Alcan Aluminum, Ltd.	5,500	267,968
Canadian Pacific Railway, Ltd.	9,100	479,441
Cott Corp. *	11,100	158,966
Magna International, Inc.	2,400	193,314
Toronto Dominion Bank Ontario	10,500	628,162

		1,727,851

Cayman Islands - 0.06%
Hutchison Telecommunications
International, Ltd. *	66,000	166,833

Finland - 0.27%
Nokia AB Oyj	14,810	302,530
UPM-Kymmene Oyj	19,470	491,243

		793,773

France - 1.47%
AXA Group	24,087	974,853
France Telecom SA	40,231	1,112,211
Sanofi-Aventis	6,943	640,881
Total SA (a)	20,942	1,510,257
Unibail	324	79,140

		4,317,342

Germany - 1.18%
Allianz AG	5,937	1,212,463
Bayerische Motoren Werke (BMW) AG	4,551	261,299
Deutsche Postbank AG	6,940	585,839
E.ON AG	2,796	379,402
IKB Deutsche Industriebank AG	4,920	191,722
MAN AG	2,555	230,818
Metro AG	4,455	284,006
Premiere AG * (a)	3,568	59,796
Siemens AG	2,745	272,180

		3,477,525

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Greece - 0.06%
National Bank Of Greece SA	3,769	$173,578

Hong Kong - 0.08%
Sun Hung Kai Properties, Ltd.	21,000	241,386

Ireland - 0.62%
Bank of Ireland - London	38,225	882,730
CRH PLC - London	9,678	403,311
Depfa Bank PLC	17,471	312,392
Experian Group, Ltd. *	20,733	243,449

		1,841,882

Italy - 0.52%
Banca Intesa SpA	28,704	221,586
Eni SpA	12,749	428,665
San Paolo-IMI SpA	18,012	418,328
UniCredito Italiano SpA	53,924	472,490

		1,541,069

Japan - 3.33%
AEON Company, Ltd.	12,600	272,590
Aiful Corp. (a)	4,750	133,690
Asahi Breweries, Ltd. (a)	22,400	358,513
Bridgestone Corp. (a)	14,300	318,979
Canon, Inc. (a)	10,600	596,681
East Japan Railway Company	47	313,926
Funai Electric Company, Ltd. (a)	1,800	145,633
Honda Motor Company, Ltd. (a)	16,500	651,544
Japan Tobacco, Inc.	55	265,701
KDDI Corp.	29	196,623
Kubota Corp.	29,000	268,498
Mitsubishi Corp.	21,600	406,503
Mitsui Fudosan Company, Ltd.	9,000	219,660
Mitsui Sumitomo Insurance Company, Ltd.	34,000	371,922
Nissan Motor Company, Ltd.	28,600	344,329
Nitto Denko Corp. (a)	7,900	395,581
NOK Corp. (a)	7,800	153,346
Nomura Holdings, Inc. (a)	13,300	250,859
NTN Corp. (a)	22,000	197,219
NTT DoCoMo, Inc.	194	306,423
Rohm Company, Ltd. (a)	4,300	428,103
Shin-Etsu Chemical Company, Ltd.	5,700	381,676
SMC Corp.	1,500	212,728
Sompo Japan Insurance, Inc.	18,000	220,038
Sumitomo Mitsui Financial Group, Inc.	57	584,247
Sumitomo Trust & Banking Company, Ltd.	25,000	262,130
Takefuji Corp. (a)	3,880	153,538
Tanabe Seiyaku Company, Ltd.	11,000	143,709
The Bank of Yokohama, Ltd. (a)	37,000	289,721
Tokyo Gas Company, Ltd.	45,000	239,319
Toyota Motor Corp.	10,800	722,268

		9,805,697

Netherland Antilles - 0.10%
Schlumberger, Ltd.	4,700	296,852

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands - 1.50%
ABN AMRO Holdings NV	32,221	$1,035,334
Aegon NV	36,182	689,449
ASML Holding NV *	17,165	426,744
ING Groep NV	9,076	402,297
Koninklijke (Royal) KPN NV	30,104	427,841
Koninklijke (Royal) Philips Electronics NV	13,761	518,804
Reed Elsevier NV	31,037	529,157
TNT Post Group NV	8,979	386,031

		4,415,657

Norway - 0.16%
Statoil ASA (a)	8,400	222,880
Telenor ASA	14,000	263,568

		486,448

Singapore - 0.02%
Singapore Telecommunications, Ltd.	24,000	51,318

Spain - 0.49%
Banco Santander Central Hispano SA (a)	69,671	1,300,002
Repsol SA (a)	3,828	132,347

		1,432,349

Sweden - 0.39%
Electrolux AB, Series B	11,400	228,427
Ericsson LM, Series B	88,000	355,877
Husqvarna AB, B Shares * (a)	10,600	165,886
Sandvik AB	26,700	388,558

		1,138,748

Switzerland - 1.73%
Alcon, Inc.	1,200	134,124
Clariant AG *	10,788	161,424
Credit Suisse Group AG	23,306	1,629,022
Holcim, Ltd.	5,621	514,792
Nestle SA	1,418	503,418
Novartis AG	12,901	743,078
Roche Holdings AG	5,929	1,062,179
Straumann Holding AG	927	224,216
Swiss Re	1,415	120,193

		5,092,446

United Kingdom - 4.14%
AstraZeneca Group PLC	3,476	186,819
Barclays PLC	94,731	1,354,477
BICC PLC	17,570	152,452
BP PLC	124,161	1,380,091
Cadbury Schweppes PLC	19,258	206,138
Carnival PLC	4,229	214,367
Diageo PLC	41,983	824,355
Gallaher Group PLC	38,834	872,053
GlaxoSmithKline PLC	14,928	392,968
Home Retail Group	10,542	84,657
ITV PLC	1,973	4,116
Kesa Electricals PLC	37,771	250,978
Kingfisher PLC	82,675	386,206

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Prudential PLC	73,875	$1,012,148
Rentokil Initial PLC	39,793	129,186
Royal Bank of Scotland Group PLC	33,499	1,307,663
Scottish & Southern Energy PLC	11,950	363,727
Tesco PLC	106,307	842,242
Vodafone Group PLC	520,228	1,441,806
Wolseley PLC	21,861	527,946
WPP Group PLC	17,911	242,237

		12,176,632

United States - 48.69%
Abercrombie & Fitch Company, Class A	3,900	271,557
Adobe Systems, Inc. *	11,600	476,992
Akamai Technologies, Inc. * (a)	4,600	244,352
Allergan, Inc.	28,500	3,412,590
Allstate Corp.	19,200	1,250,112
Amazon.com, Inc. * (a)	19,100	753,686
American Electric Power Company, Inc.	24,600	1,047,468
American International Group, Inc.	42,600	3,052,716
Analog Devices, Inc.	41,100	1,350,957
Anheuser-Busch Companies, Inc.	17,200	846,240
Apache Corp.	3,400	226,134
Apple Computer, Inc. *	6,900	585,396
AT&T, Inc.	48,800	1,744,600
Baxter International, Inc.	7,600	352,564
Best Buy Company, Inc.	3,800	186,922
BorgWarner, Inc. (a)	18,200	1,074,164
Bristol-Myers Squibb Company	54,800	1,442,336
Broadcom Corp., Class A *	9,400	303,714
Burlington Northern Santa Fe Corp.	32,600	2,406,206
C.R. Bard, Inc.	4,600	381,662
Carnival Corp.	40,200	1,971,810
Cephalon, Inc. * (a)	8,200	577,362
Chevron Corp.	9,900	727,947
Chicago Merchantile Exchange Holdings, Inc.	400	203,900
Chico’s FAS, Inc. * (a)	30,900	639,321
Cisco Systems, Inc. *	19,200	524,736
Citigroup, Inc.	101,600	5,659,120
City National Corp.	7,800	555,360
Coach, Inc. *	14,600	627,216
Constellation Brands, Inc., Class A *	29,900	867,698
Costco Wholesale Corp.	30,500	1,612,535
Dell, Inc. *	33,700	845,533
Dominion Resources, Inc.	2,900	243,136
Dun & Bradstreet Corp. *	1,700	140,743
eBay, Inc. *	17,700	532,239
Embarq Corp.	6,304	331,338
ENSCO International, Inc.	21,700	1,086,302
EOG Resources, Inc.	14,800	924,260
Exelon Corp.	49,800	3,082,122
Expeditors International of Washington, Inc.	4,700	190,350
Express Scripts, Inc. *	2,900	207,640

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
Exxon Mobil Corp.	16,200	$1,241,406
Federal Home Loan Mortgage Corp.	20,700	1,405,530
Fedex Corp.	17,800	1,933,436
Fifth Third Bancorp (a)	51,500	2,107,895
Fortune Brands, Inc.	5,200	444,028
Genentech, Inc. *	2,300	186,599
General Dynamics Corp.	4,700	349,445
General Electric Company	14,800	550,708
Genzyme Corp. *	30,400	1,872,032
GlobalSantaFe Corp.	21,100	1,240,258
Goldman Sachs Group, Inc.	1,700	338,895
Google, Inc., Class A *	1,900	874,912
H & R Block, Inc.	23,300	536,832
Halliburton Company	33,600	1,043,280
Harley-Davidson, Inc. (a)	13,000	916,110
Hartford Financial Services Group, Inc.	13,300	1,241,023
Hilton Hotels Corp.	11,000	383,900
Home Depot, Inc.	44,800	1,799,168
Illinois Tool Works, Inc.	46,000	2,124,740
Intel Corp.	100,800	2,041,200
iShares Russell 1000 Growth Index Fund * (a)	600	33,000
Johnson & Johnson	30,000	1,980,600
Johnson Controls, Inc.	27,900	2,397,168
JPMorgan Chase & Company	47,000	2,270,100
Masco Corp.	79,500	2,374,665
McAfee, Inc. * (a)	21,600	613,008
McGraw-Hill Companies, Inc.	6,200	421,724
Medco Health Solutions, Inc. *	23,600	1,261,184
MedImmune, Inc. *	14,300	462,891
Medtronic, Inc.	24,800	1,327,048
Mellon Financial Corp.	56,700	2,389,905
Merck & Company, Inc.	36,100	1,573,960
Merrill Lynch & Company, Inc.	5,200	484,120
Microsoft Corp.	165,900	4,953,774
Millennium Pharmaceuticals, Inc. * (a)	46,700	509,030
Monster Worldwide, Inc. *	9,400	438,416
Moody’s Corp.	4,000	276,240
Morgan Stanley	61,600	5,016,088
Network Appliance, Inc. *	3,800	149,264
News Corp.	42,300	908,604
NiSource, Inc.	29,300	706,130
Northeast Utilities	12,800	360,448
Northrop Grumman Corp.	14,300	968,110
Nymex Holdings, Inc. * (a)	100	12,401
Omnicom Group, Inc.	20,200	2,111,708
PACCAR, Inc. (a)	19,400	1,259,060
Peabody Energy Corp.	2,300	92,943
Pepco Holdings, Inc.	19,200	499,392
PepsiCo, Inc.	7,900	494,145
PNC Financial Services Group, Inc.	22,700	1,680,708
Praxair, Inc.	7,100	421,243
Procter & Gamble Company	4,600	295,642

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States (continued)
QUALCOMM, Inc.	10,000	$377,900
Quest Diagnostics, Inc.	6,500	344,500
R.H. Donnelley Corp. * (a)	16,107	1,010,392
Realogy Corp., REIT *	10,600	321,392
Red Hat, Inc. * (a)	33,500	770,500
Rockwell Automation, Inc.	5,000	305,400
Sempra Energy	23,300	1,305,732
SLM Corp.	1,500	73,155
Sprint Nextel Corp.	146,995	2,776,736
St. Jude Medical, Inc. *	5,500	201,080
Starwood Hotels & Resorts Worldwide, Inc.	3,000	187,500
Symantec Corp. *	66,744	1,391,612
Sysco Corp. (a)	45,700	1,679,932
Target Corp.	6,700	382,235
UBS Emerging Markets Equities Fund *	414,999	11,747,006
UBS High Yield Fund *	131,879	2,789,764
United Technologies Corp.	8,400	525,168
UnitedHealth Group, Inc.	48,100	2,584,413
Univision Communications, Inc., Class A *	5,400	191,268
Viacom, Inc. *	4,100	168,223
Waters Corp. *	17,500	856,975
Wells Fargo & Company (c)	100,000	3,556,000
Wyeth	51,100	2,602,012
Wyndham Worldwide Corp. *	8,620	276,012
Wynn Resorts, Ltd. * (a)	4,300	403,555
Xilinx, Inc.	47,200	1,123,832
XTO Energy, Inc.	6,200	291,710
Yahoo!, Inc. *	29,000	740,660

		143,319,816

TOTAL COMMON STOCKS (Cost $169,495,541)		$197,149,130

U.S. TREASURY OBLIGATIONS - 7.18%

Treasury Inflation Protected
Securities (d) - 0.75%
2.00% due 07/15/2014 to 01/15/2016	$2,268,613	2,194,250

U.S. Treasury Bonds - 0.71%
4.50% due 02/15/2036	60,000	57,056
6.25% due 08/15/2023	1,725,000	1,984,828
8.125% due 08/15/2021	45,000	60,058

		2,101,942

U.S. Treasury Notes - 5.72%
4.50% due 02/15/2016	1,665,000	1,638,463
4.75% due 10/31/2011	1,645,000	1,639,024
4.875% due 08/31/2008 to 05/15/2009	9,980,000	9,989,362
5.125% due 06/30/2011	3,520,000	3,579,400

		16,846,249

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $21,276,327)		$21,142,441

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.85%

Federal Home Loan Bank - 0.14%
5.00% due 10/02/2009		$255,000	$255,110
5.625% due 06/13/2016		165,000	169,815

			424,925

Federal Home Loan Mortgage Corp. - 0.53%
4.50% due 06/01/2034		272,349	255,499
5.50% due 04/01/2018 to 01/01/2019		386,255	386,854
5.60% due 10/17/2013		315,000	315,326
5.75% due 06/27/2016		165,000	171,729
6.00% due 12/01/2017 to 08/15/2030		75,785	76,552
6.50% due 11/01/2029		329,961	338,635

			1,544,595

Federal National Mortgage Association - 4.06%
3.875% due 07/15/2008		365,000	358,548
4.125% due 05/15/2010		385,000	375,318
4.25% due 08/15/2010		495,000	484,061
4.375% due 03/15/2013		760,000	735,672
4.738% due 03/01/2035 (b)		784,248	775,351
4.88% due 05/01/2035		541,158	537,657
5.20% due 11/08/2010		305,000	303,392
5.50% due 10/01/2017 to 09/01/2034		2,175,466	2,159,934
5.85% due 02/01/2036		419,406	422,729
6.00% due 06/01/2014 to 12/01/2036		2,953,004	2,969,526
6.07% due 05/12/2016		355,000	357,328
6.19% due 04/01/2036		828,001	843,133
6.25% due 02/01/2011		275,000	286,588
6.50% due 06/01/2017 to 07/01/2031		862,992	885,188
6.625% due 11/15/2030		240,000	286,391
7.50% due 07/25/2041		170,008	176,169

			11,956,985

Government National Mortgage Association - 0.12%
5.125% due 12/20/2029 (b)		14,576	14,786
6.00% due 07/15/2029		104,811	106,534
6.50% due 06/15/2029 to 04/15/2031		231,993	238,595

			359,915

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $14,386,765)	$		14,286,420

FOREIGN GOVERNMENT OBLIGATIONS - 5.71%

Austria - 0.34%
Republic of Austria, Series 98, Class 1
5.00% due 01/15/2008	EUR	555,000	740,566
5.25% due 01/04/2011		185,000	255,925

			996,491

Belgium - 0.13%
Kingdom of Belgium
5.75% due 03/28/2008		280,000	377,453

Canada - 0.19%
Government of Canada
6.00% due 06/01/2011	CAD	590,000	547,054

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)

Finland - 0.10%
Government of Finland
5.00% due 07/04/2007	EUR	113,000	$149,920
5.75% due 02/23/2011		110,000	155,056

			304,976

France - 0.85%
Government of France
3.50% due 07/12/2009		295,000	385,584
3.75% due 04/25/2021		200,000	254,809
4.75% due 04/25/2035		205,000	298,346
5.50% due 04/25/2029		405,000	639,963
5.50% due 04/25/2007		420,000	557,109
5.50% due 04/25/2010		275,000	380,273

			2,516,084

Germany - 2.06%
Bundesschatzanweisungen
2.25% due 09/14/2007		710,000	926,985
Federal Republic of Germany
3.50% due 10/10/2008		590,000	773,426
3.75% due 01/04/2015		80,000	104,090
3.75% due 01/04/2009		145,000	190,864
4.50% due 07/04/2009		945,000	1,264,107
4.75% due 07/04/2034		400,000	583,527
5.00% due 07/04/2012		395,000	547,773
5.25% due 07/04/2010		380,000	522,710
6.25% due 01/04/2024		265,000	442,118
6.50% due 07/04/2027		400,000	700,550

			6,056,150

Italy - 0.28%
Republic of Italy
4.50% due 05/01/2009		210,000	280,613
5.25% due 08/01/2011		400,000	555,225

			835,838

Japan - 1.00%
Government of Japan
0.50% due 06/20/2007	JPY	143,000,000	1,200,719
0.50% due 12/10/2014		64,000,000	512,484
1.00% due 06/10/2016		55,000,000	454,422
1.30% due 06/20/2011		45,000,000	380,426
1.90% due 06/20/2025		35,000,000	288,340
2.30% due 06/20/2035		12,000,000	101,147

			2,937,538

Netherlands - 0.21%
Kingdom of Netherlands
4.00% due 01/15/2037	EUR	175,000	227,083
5.00% due 07/15/2011		285,000	392,416

			619,499

Sweden - 0.07%
Kingdom of Sweden
6.75% due 05/05/2014	SEK	1,050,000	181,905
8.00% due 08/15/2007		100,000	15,027

			196,932

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

United Kingdom - 0.48%
Government of United Kingdom
4.75% due 03/07/2020	GBP	185,000	$366,098
4.75% due 09/07/2015		305,000	595,568
5.00% due 03/07/2012		55,000	107,876
United Kingdom Gilt
8.00% due 06/07/2021		130,000	343,234

			1,412,776

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $16,526,880)			$16,800,791

CORPORATE BONDS - 2.86%

Canada - 0.01%
Anadarko Finance Company, Series B
6.75% due 05/01/2011		$40,000	41,929

France - 0.01%
France Telecom SA
7.75% due 03/01/2011		30,000	32,678

Germany - 0.13%
KfW Bankengruppe, EMTN
4.75% due 12/07/2010	GBP	100,000	191,614
Landwirtschaftliche Rentenbank
6.00% due 09/15/2009	AUD	260,000	202,523

			394,137

Luxembourg - 0.06%
Telecom Italia Capital SA
5.25% due 11/15/2013		$80,000	76,279
6.375% due 11/15/2033		90,000	85,035

			161,314

United Kingdom - 0.17%
Abbey National PLC
7.95% due 10/26/2029		25,000	31,655
Lloyds TSB Bank PLC, Series EMTN
6.625% due 03/30/2015	GBP	90,000	189,684
Royal Bank of Scotland Group PLC
9.118% due 03/31/2049		$65,000	72,009
Royal Bank of Scotland PLC
9.625% due 06/22/2015	GBP	60,000	149,936
SABMiller PLC
6.50% due 07/01/2016		$55,000	57,372

			500,656

United States - 2.48%
Abbott Laboratories
5.60% due 05/15/2011		110,000	111,519
Allergan, Inc.
5.75% due 04/01/2016		135,000	136,529
American General Finance Corp.
5.375% due 10/01/2012		30,000	29,917
AT&T Corp.
8.00% due 11/15/2031 (b)		45,000	55,830
AT&T Wireless Services, Inc.
8.75% due 03/01/2031 (a)		30,000	38,987

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

United States (continued)
Avalonbay Communities, Inc.
7.50% due 08/01/2009		$15,000	$15,785
Avon Products, Inc.
7.15% due 11/15/2009		25,000	26,172
Bank of America Corp.
5.42% due 03/15/2017		100,000	99,225
Bank One Corp.
7.875% due 08/01/2010		125,000	135,589
Bellsouth Corp.
6.55% due 06/15/2034 (a)		35,000	35,879
Boeing Capital Corp.
6.10% due 03/01/2011 (a)		50,000	51,656
Bristol-Myers Squibb Company
5.875% due 11/15/2036		115,000	113,163
Burlington Northern Santa Fe Corp.
7.082% due 05/13/2029		25,000	28,270
Capital One Financial Corp.
5.50% due 06/01/2015		105,000	104,928
Cisco Systems, Inc.
5.50% due 02/22/2016		130,000	130,083
Citigroup, Inc.
5.00% due 09/15/2014		166,000	162,082
5.625% due 08/27/2012		165,000	167,387
Citigroup, Inc., Series E, MTN
5.50% due 11/18/2015	GBP	95,000	186,940
Comcast Cable Communications, Inc.
6.75% due 01/30/2011 (a)		$105,000	110,018
Computer Sciences Corp.
3.50% due 04/15/2008 (a)		35,000	34,017
ConAgra Foods, Inc.
5.819% due 06/15/2017		18,000	17,804
6.75% due 09/15/2011		12,000	12,638
Coors Brewing Company
6.375% due 05/15/2012		30,000	31,044
Countrywide Funding Corp., MTN
3.25% due 05/21/2008 (a)		75,000	72,912
Credit Suisse First Boston USA, Inc.
6.50% due 01/15/2012		95,000	99,838
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008		375,000	366,989
Devon Financing Corp., ULC
6.875% due 09/30/2011		50,000	52,871
Dominion Resources, Inc.
5.95% due 06/15/2035		75,000	73,735
DTE Energy Company
6.35% due 06/01/2016		105,000	109,073
Duke Capital LLC
5.668% due 08/15/2014		55,000	54,851
EOP Operating, LP
7.00% due 07/15/2011 (a)		25,000	27,054
Erac USA Finance Company
7.35% due 06/15/2008		55,000	56,377
Exelon Generation Company LLC
5.35% due 01/15/2014		85,000	83,257
First Union National Bank
7.80% due 08/18/2010		35,000	37,648

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Ford Motor Credit Company
5.80% due 01/12/2009	$730,000	$716,745
Fortune Brands, Inc.
5.375% due 01/15/2016	170,000	161,195
General Electric Capital Corp.
6.75% due 03/15/2032	50,000	57,264
General Electric Capital Corp., Series A, MTN
6.00% due 06/15/2012	275,000	284,672
General Motors Acceptance Corp.
6.875% due 09/15/2011	110,000	112,827
Goldman Sachs Group, Inc.
6.875% due 01/15/2011 (a)	185,000	195,836
Harley Davidson Funding Corp. MTN
3.625% due 12/15/2008	25,000	24,222
HSBC Finance Corp.
6.75% due 05/15/2011	130,000	137,584
ICI Wilmington, Inc.
4.375% due 12/01/2008	80,000	78,495
International Lease Finance Corp.
3.50% due 04/01/2009 (a)	135,000	129,860
John Deere Capital Corp.
7.00% due 03/15/2012	35,000	37,455
Johnson Controls, Inc.
5.50% due 01/15/2016	75,000	73,537
JPMorgan Chase & Company
6.75% due 02/01/2011	80,000	84,105
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	90,000	85,716
5.80% due 03/15/2035	135,000	122,680
Kraft Foods, Inc.
5.625% due 11/01/2011	65,000	65,691
Lockheed Martin Corp., Series B
6.15% due 09/01/2036	25,000	26,370
Morgan Stanley
6.75% due 04/15/2011	150,000	158,546
News America, Inc.
6.20% due 12/15/2034	45,000	43,435
Norfolk Southern Corp.
5.257% due 09/17/2014	80,000	79,276
Pacific Gas & Electric Company
6.05% due 03/01/2034 (a)	50,000	50,429
Pemex Project Funding Master Trust
8.00% due 11/15/2011 (a)	30,000	33,000
PPL Capital Funding, Inc.
4.33% due 03/01/2009	30,000	29,188
ProLogis, REIT
5.625% due 11/15/2015	90,000	89,556
PSEG Power LLC
6.95% due 06/01/2012	145,000	153,293
Residential Capital Corp.
6.125% due 11/21/2008	135,000	135,669
Safeway, Inc.
7.25% due 02/01/2031	25,000	27,136
Sprint Capital Corp.
8.75% due 03/15/2032	85,000	102,307

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

United States (continued)
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	$20,000	$19,556
Time Warner, Inc.
7.625% due 04/15/2031	35,000	39,101
TXU Energy Company, LLC
7.00% due 03/15/2013	35,000	36,623
Valero Energy Corp.
7.50% due 04/15/2032	90,000	102,681
Washington Mutual Bank, Series BKNT
5.95% due 05/20/2013	270,000	274,443
Washington Mutual, Inc.
5.625% due 01/15/2007	140,000	140,007
Waste Management, Inc.
7.375% due 08/01/2010	35,000	37,230
WellPoint, Inc.
5.85% due 01/15/2036 (a)	105,000	102,002
Wells Fargo Bank NA
6.45% due 02/01/2011 (c)	285,000	297,630
Wyeth
5.50% due 03/15/2013 (b)	35,000	35,226
Xcel Energy, Inc.
7.00% due 12/01/2010	35,000	36,916

		7,287,571

TOTAL CORPORATE BONDS (Cost $8,451,634)		$8,418,285

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.74%

United Kingdom - 0.17%
Mound Financing PLC, Series 2005-4A, Class 2B
5.5753% due 02/08/2042 (b)	500,000	500,557

United States - 5.57%
Adjustable Rate Mortgage Trust,
Series 2006-1, Class 5A1
6.1019% due 03/25/2036 (b)	428,312	431,978
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class C
6.349% due 06/11/2035	345,000	361,173
Banc of America Funding Corp.,
Series 2006-G, Class 3A2
5.75% due 07/20/2036	600,000	599,773
Bear Stearns Commercial Mortgage Securities,
Series 2004-ESA, Class H
5.426% due 05/14/2016	1,000,000	1,002,003
Commercial Mortgage Pass Through Certificates,
Series 2006-CN2A, Class K
5.57% due 02/05/2019 (b)	1,000,000	994,963
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2006-16, Class M1
6.25% due 11/25/2036 (b)	993,711	1,003,648
Countrywide Home Loan Mortgage Pass
Through Trust, Series 2006-HYB1, Class 1A1
5.385% due 03/20/2036 (b)	417,308	414,869
Credit Suisse Mortgage Capital Certificates,
Series 2006-2, Class 3A1
6.50% due 03/25/2036	448,039	451,010

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
CS First Boston Mortgage Securities Corp., Series 2003-27, Class 9A1 7.00% due 11/25/2033	$17,037	$17,116
CS First Boston Mortgage Securities Corp., Series 2005-12, Class 1A1 6.50% due 01/25/2036	401,619	406,306
CS First Boston Mortgage Securities Corp., Series 2005-11, Class 4A1 7.00% due 12/25/2035	360,730	367,532
Federal Home Loan Mortgage Corp., REMICS, Series 2006-3174, Class CD 5.50% due 05/15/2032	525,000	521,880
Federal Home Loan Mortgage Corp., REMICS, Series 2006-3205, Class PC 6.00% due 09/15/2032	400,000	404,239
Federal Home Loan Mortgage Corp., Series 2005-3062, Class HD 5.00% due 06/15/2031	500,000	487,101
Federal Home Loan Mortgage Corp., Series 2006-3149, Class PC 6.00% due 10/15/2031	600,000	608,515
Federal Home Loan Mortgage Corp., Series 2006-3164, Class NC 6.00% due 12/15/2032	475,000	480,495
Federal Home Loan Mortgage Corp., Series 2006-3178, Class MC 6.00% due 04/15/2032	475,000	479,279
First Horizon Alternative Mortgage Securities, Series 2004-AA3, Class A1 5.3115% due 09/25/2034 (b)	84,571	84,580
First Union Lehman Brothers Mortgage Trust, Series 1997-C2, Class A3 6.65% due 11/18/2029	83,267	83,586
GS Mortgage Securities Corp. II, Series 2006-CC1, Class A 5.3957% due 03/21/2046 (b)	1,050,000	1,044,236
GS Mortgage Securities Corp. II, Series 2006-RR2, Class A1 5.6888% due 06/23/2046 (b)	1,250,000	1,262,944
GS Mortgage Securities Corp., Series 1998-GLII, Class A1 6.312% due 04/13/2031	47,195	47,266
GSR Mortgage Loan Trust, Series 2005-4F, Class 3A1 6.50% due 04/25/2020	296,931	304,315
Home Equity Mortgage Trust, Series 2006-3, Class A2 5.594% due 09/25/2036 (b)	500,000	500,890
Indymac Index Mortgage Loan Trust, Series 2005-AR27, Class 3A3 5.5989% due 12/25/2035 (b)	450,000	451,354
JP Morgan Alternative Loan Trust, Series 2006-A4, Class A7 6.30% due 09/25/2036 (b)	525,000	537,835

Global Allocation Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

United States (continued)
JPMorgan Commercial Mortgage Finance Corp., Series 1999-C8, Class A2 7.40% due 07/15/2031	$178,929	$185,297
Mach One 2004 Trust, Series 2004-1A, Class A1 3.89% due 05/28/2040	298,652	289,732
Merrill Lynch Credit Corp. Mortgage Investors, Inc., Series 2003-D, Class XA1 1.00% IO due 08/25/2028 (b)	432,379	1,901
MLCC Mortgage Investors, Inc., Series 2006-2, Class 4A 5.8002% due 05/25/2036 (b)	642,174	639,778
Morgan Stanley Dean Witter Capital I, Series 2000-LIFE, Class A2 7.57% due 11/15/2036	141,526	148,838
Morgan Stanley Mortgage Loan Trust, Series 2006-1AR, Class 2A 6.0377% due 02/25/2036 (b)	379,504	383,664
Nomura Asset Securities Corp., Series 1996-MD5, Class A4 7.9176% due 04/13/2039 (b)	32,483	32,717
Structured Asset Securities Corp., Series 2002-23XS, Class A7 6.08% due 11/25/2032	150,000	148,907
TBW Mortgage Backed Pass Through Certificates, Series 2006-2, Class 7A1 7.00% due 07/25/2036	736,366	757,728
Washington Mutual, Inc., Series 2002-AR17, Class 1A 6.027% due 11/25/2042 (b)	454,336	455,966

		16,393,414

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $16,923,749)		$16,893,971

ASSET BACKED SECURITIES - 0.83%

Cayman Islands - 0.13%
G-Force CDO, Ltd. Series 2006-1A, Class A3 5.60% due 09/27/2046	375,000	364,571

United States - 0.70%
Countrywide Asset-Backed Certificates, Series 2004-SD1, Class A1 5.69% due 06/25/2033 (b)	12,013	12,065
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFA, Class M3 5.517% due 03/25/2025	500,000	490,542
First Franklin Mortgage Loan Asset Backed Certificates, Series 2005-FFA, Class B3 6.507% due 03/25/2025	600,000	581,202
Greenpoint Home Equity Loan Trust, Series 2004-3, Class A 5.58% due 03/15/2035 (b)	33,168	33,374
GSAMP Trust, Series 2006-S3, Class A2 5.769% due 05/25/2036	450,000	450,141

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Allocation Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES
(continued)

United States (continued)
GSAMP Trust, Series 2006-S5, Class A2
5.658% due 09/25/2036		$500,000	$500,984

			2,068,308

TOTAL ASSET BACKED SECURITIES
(Cost $2,432,194)			$2,432,879

SUPRANATIONAL OBLIGATIONS - 0.09%

Luxembourg - 0.09%
European Investment Bank, Series MTN
5.75% due 09/15/2009	AUD	330,000	256,093

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $244,012)			$256,093

SHORT TERM INVESTMENTS - 5.47%
Government of Japan
0.50% due 03/20/2007	JPY	21,000,000	$176,453
State Street Navigator Securities
Lending Prime Portfolio (c)		$15,926,360	15,926,360

TOTAL SHORT TERM INVESTMENTS
(Cost $16,105,562)			$16,102,813

REPURCHASE AGREEMENTS - 6.70%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$19,723,653 on 01/02/2007,
collateralized by $20,035,000
Federal National Mortgage
Association, 5.25% due
06/15/2008 (valued at
$20,110,131, including interest) (c)		$19,715,000	$$19,715,000

TOTAL REPURCHASE AGREEMENTS
(Cost $19,715,000)			$19,715,000

Total Investments (Global Allocation Trust)
(Cost $285,557,664) - 106.41%			$313,197,823
Liabilities in Excess of Other Assets - (6.41)%			(18,869,028)

TOTAL NET ASSETS - 100.00%			$294,328,795

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Financial Services		8.68%

Mutual Funds		4.94%

Banking		4.45%

Insurance		3.76%

Pharmaceuticals		2.95%

Global Real Estate Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.14%

Australia - 10.65%
Abacus Property Group	1,568,202	$2,274,489
Aspen Group	1,211,920	1,776,851
Becton Property Group *	104,483	244,605
Centro Properties Group, Ltd. (a)	864,583	6,201,719
Centro Retail Group	1,310,671	2,086,936
Charter Hall Group	1,715,302	3,055,716
FKP Property Group (a)	259,845	1,347,734
General Property Trust, Ltd.	1,213,747	5,357,722
Grand Hotel Group	670,220	721,131
Lend Lease Corp.	123,057	1,788,674
Macquarie DDR Trust	2,736,071	2,857,638
Macquarie Goodman Group, Ltd. (a)	993,127	5,949,526
Mirvac Group, Ltd. (a)	230,083	1,013,819
Stockland Company, Ltd. (a)	882,283	5,758,406
Westfield Group	333,214	5,513,148

		45,948,114
Canada - 3.30%
Brookfield Properties Corp.	84,400	3,319,452
Canadian Real Estate Investment Trust	103,000	2,781,371
Dundee Real Estate Investment Trust *	33,850	1,122,621
Dundee Real Estate Investment Trust * (f)	43,650	1,447,634
Morguard Real Estate Investment Trust	186,900	2,203,540
RioCan Real Estate Investment Trust	154,650	3,337,436

		14,212,054
China - 1.15%
China Overseas Land & Investment, Ltd.	2,000,000	2,679,490
Shui On Land, Ltd. *	2,600,000	2,269,852

		4,949,342
Denmark - 0.30%
Sjaelso Gruppen A/S (a)	4,000	1,309,746

Finland - 0.82%
Technopolis Oyj	350,000	3,556,324

France - 1.00%
Fonciere Des Regions	2,212	432,005
Orco Property Group (a)	15,000	1,910,122
Unibail (a)	8,000	1,954,065

		4,296,192
Germany - 1.37%
Colonia Real Estate AG * (a)	53,000	2,566,755
Deutsche Wohnen AG	12,900	825,268
DIC Asset AG	25,000	1,019,391
Patrizia Immobilien AG * (a)	50,000	1,488,510

		5,899,924
Greece - 0.26%
Eurobank Properties Real Estate Investment
Company	49,650	1,115,119

Hong Kong - 6.53%
China Resources Land, Ltd.	1,200,000	1,436,433
Hang Lung Properties, Ltd.	2,051,408	5,132,740
Hopson Development Holdings, Ltd., GDR	500,000	1,414,318

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Real Estate Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Kerry Properties, Ltd.	600,000	$2,804,207
Link, REIT	1,400,000	2,894,466
Melco PBL Entertainment Macau, Ltd., ADR * (a)	17,050	362,483
Sun Hung Kai Properties, Ltd.	1,230,000	14,138,295

		28,182,942
Italy - 1.69%
Pirelli & C Real Estate SpA	18,000	1,234,909
Risanamento SpA	560,000	6,059,606

		7,294,515
Japan - 14.60%
Aeon Mall Company, Ltd. * (a)	50,000	2,822,936
Diamond City Company, Ltd.	40,000	1,797,942
Japan Real Estate Investment Corp. (a)	150	1,613,107
Japan Retail Fund Investment Corp., REIT	152	1,238,731
Mitsubishi Estate Company, Ltd.	790,000	20,442,764
Mitsui Fudosan Company, Ltd.	700,000	17,084,646
Nippon Building Fund, Inc. (a)	595	7,898,341
Nippon Commercial Investment Corp. *	186	761,033
Sumitomo Realty &
Development Company, Ltd. (a)	290,000	9,307,288

		62,966,788
Netherlands - 0.64%
Plaza Centers NV *	371,450	1,422,341
Rodamco Europe NV	10,000	1,330,158

		2,752,499
Norway - 0.56%
NorGani Hotels ASA * (a)	150,000	1,770,231
Norwegian Property ASA *	60,900	635,598

		2,405,829
Philippines - 0.30%
Megaworld Corp.	26,093,000	1,288,149

Russia - 0.25%
Sistema Hals *	81,050	1,077,965

Singapore - 4.69%
CapitaLand, Ltd. *	760,000	3,071,808
CapitaMall Trust * (a)	1,870,000	3,547,508
CDL Hospitality Trusts, REIT *	2,952,000	3,213,821
Hong Kong Land Holdings, Ltd.	1,790,000	7,124,200
The Ascott Group, Ltd. (a)	3,100,000	3,253,691

		20,211,028
Spain - 0.31%
Renta Corp Real Estate SA * (a)	30,000	1,351,139

Sweden - 0.68%
Castellum AB	50,000	667,305
Lennart Wallenstam Byggnads AB (a)	110,000	2,268,473

		2,935,778
United Kingdom - 14.90%
Big Yellow Group PLC	107,056	1,478,280
British Land Company PLC	317,000	10,642,084

Global Real Estate Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Brixton PLC	190,100	$2,144,674
Derwent Valley Holdings PLC	70,000	2,875,101
Develica Deutschland, Ltd. *	2,700,000	3,384,776
Equest Balkan Properties PLC *	700,000	1,487,594
Great Portland Estates PLC	140,000	1,901,652
Hammerson PLC	225,000	6,949,776
Hirco PLC *	358,700	3,021,040
Land Securities Group PLC	279,000	12,694,337
Macau Property Opportunities Fund, Ltd. *	528,500	1,066,200
Minerva PLC *	290,000	2,300,433
North Real Estate Opportunities Fund, Ltd. *	600,000	815,513
Northern European Properties, Ltd. *	939,750	1,240,095
Slough Estates PLC	400,000	6,154,075
South African Property Opportunities PLC *	963,800	1,972,695
Terrace Hill Group PLC	935,522	1,997,272
Unite Group PLC	200,000	2,142,762

		64,268,359
United States - 34.14%
AMB Property Corp., REIT	67,450	3,953,244
Apartment Investment & Management
Company, Class A, REIT	70,720	3,961,734
Archstone-Smith Trust, REIT (a)	155,210	9,034,774
Avalon Bay Communities, Inc., REIT	76,700	9,974,835
BioMed Realty Trust, Inc., REIT	38,910	1,112,826
Boardwalk Real Estate Investment Trust *	43,700	1,548,741
Boston Properties, Inc., REIT	47,480	5,312,062
Cominar Real Estate Investment Trust *	83,850	1,618,865
DiamondRock Hospitality Company, REIT	34,250	616,843
Digital Realty Trust, Inc., REIT	96,170	3,291,899
Equity Lifestyle Properties, Inc., REIT	42,390	2,307,288
Equity Office Properties Trust, REIT	75,250	3,624,792
Equity Residential, REIT	81,340	4,128,005
Essex Property Trust, Inc., REIT	30,910	3,995,117
Federal Realty Investment Trust, REIT	49,300	4,190,500
FelCor Lodging Trust, Inc., REIT	69,680	1,521,811
Health Care REIT, Inc. (a)	44,800	1,927,296
Hilton Hotels Corp.	44,150	1,540,835
Host Hotels & Resorts, Inc., REIT	251,780	6,181,199
LaSalle Hotel Properties, REIT	21,300	976,605
LTC Properties, Inc., REIT	61,970	1,692,401
Mack-California Realty Corp., REIT	46,350	2,363,850
Nationwide Health Properties, Inc., REIT	87,300	2,638,206
Parkway Properties, Inc., REIT	12,250	624,873
ProLogis, REIT	73,980	4,495,765
Public Storage, Inc., REIT	74,010	7,215,975
Regency Centers Corp., REIT	78,990	6,174,648
Simon Property Group, Inc., REIT	139,130	14,092,478
SL Green Realty Corp., REIT	49,200	6,532,776
Sovran Self Storage, Inc., REIT	22,700	1,300,256
Starwood Hotels & Resorts Worldwide, Inc.	73,089	4,568,063
Tanger Factory Outlet Centers, Inc., REIT	43,200	1,688,256
Taubman Centers, Inc., REIT	49,000	2,492,140

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Global Real Estate Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

United States (continued)
The Macerich Company, REIT		80,660	$6,982,736
Ventas, Inc., REIT		37,390	1,582,345
Vornado Realty Trust, REIT		98,560	11,975,040

			147,239,079

TOTAL COMMON STOCKS (Cost $357,861,597)			$423,260,885

RIGHTS - 0.03%

Philippines - 0.03%
Megaworld Corp. (Expiration Date
01/09/2007, strike price PHP $1.83)		10,437,200	125,621

TOTAL RIGHTS (Cost $0)			$125,621

CONVERTIBLE BONDS - 0.06%

Germany - 0.06%
Colonia Real Estate AG, Series COLO
1.875% due 12/07/2011	EUR	185,500	259,473

TOTAL CONVERTIBLE BONDS (Cost $247,206)			$259,473

SHORT TERM INVESTMENTS - 12.16%
State Street Navigator Securities
Lending Prime Portfolio (c)		$52,429,233	$52,429,233

TOTAL SHORT TERM INVESTMENTS
(Cost $52,429,233)			$52,429,233

REPURCHASE AGREEMENTS - 1.31%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$5,643,476 on 01/02/2007,
collateralized by $5,735,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at $5,756,506,
including interest) (c)		$5,641,000	$5,641,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,641,000)			$5,641,000

Total Investments (Global Real Estate Trust)
(Cost $416,179,036) - 111.70%			$481,716,212
Liabilities in Excess of Other Assets - (11.70)%			(50,446,115)

TOTAL NET ASSETS - 100.00%			$431,270,097

The portfolio had the following five top industry concentrations as of December 31, 2006 (as a percentage of total net assets):

Real Estate	94.01%

Investment Companies	1.92%

Hotels & Restaurants	1.83%

Building Materials & Construction	0.30%

Leisure Time	0.08%

Growth & Income Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.57%

Aerospace - 3.25%
Boeing Company	373,000	$33,137,320
Raytheon Company	671,100	35,434,080

		68,571,400

Aluminum - 1.06%
Alcan Aluminum, Ltd.	458,700	22,357,038

Banking - 6.50%
Bank of America Corp.	1,148,800	61,334,432
SunTrust Banks, Inc.	292,900	24,735,405
UnionBanCal Corp.	113,400	6,945,750
Wachovia Corp.	774,400	44,102,080

		137,117,667

Broadcasting - 3.13%
CBS Corp., Class B	960,000	29,932,800
News Corp.	1,687,300	36,243,204

		66,176,004

Business Services - 1.81%
Accenture, Ltd., Class A	591,000	21,825,630
Robert Half International, Inc.	440,400	16,347,648

		38,173,278

Cable and Television - 2.13%
DIRECTV Group, Inc. *	1,032,000	25,738,080
Viacom, Inc. *	468,000	19,202,040

		44,940,120

Cellular Communications - 1.23%
Motorola, Inc.	1,262,300	25,952,888

Chemicals - 1.53%
Dow Chemical Company	443,900	17,729,366
Lyondell Chemical Company	570,000	14,574,900

		32,304,266

Coal - 0.61%
CONSOL Energy, Inc.	402,000	12,916,260

Computers & Business Equipment - 5.49%
Brocade Communications Systems, Inc. *	481,300	3,951,473
Cognizant Technology Solutions
Corp., Class A *	136,000	10,493,760
Hewlett-Packard Company	1,216,000	50,087,040
Lexmark International, Inc. * (a)	475,700	34,821,240
Tech Data Corp. * (a)	434,400	16,450,728

		115,804,241

Cosmetics & Toiletries - 1.44%
Estee Lauder Companies, Inc., Class A	462,600	18,883,332
Kimberly-Clark Corp.	168,200	11,429,190

		30,312,522

Crude Petroleum & Natural Gas - 1.45%
EOG Resources, Inc.	71,200	4,446,440
Occidental Petroleum Corp.	536,500	26,197,295

		30,643,735

Electrical Equipment - 0.31%
Molex, Inc.	210,000	6,642,300

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities - 1.26%
Allegheny Energy, Inc. *	140,800	$6,464,128
Constellation Energy Group, Inc.	123,200	8,484,784
Edison International	255,200	11,606,496

		26,555,408

Electronics - 0.82%
Agilent Technologies, Inc. *	253,100	8,820,535
Thomas & Betts Corp. *	180,000	8,510,400

		17,330,935

Energy - 1.59%
TXU Corp.	618,200	33,512,622

Financial Services - 10.54%
Bear Stearns Companies, Inc.	194,100	31,595,598
Citigroup, Inc.	1,359,000	75,696,300
Federal Home Loan Mortgage Corp.	469,700	31,892,630
Federal National Mortgage Association	124,800	7,411,872
Goldman Sachs Group, Inc.	216,600	43,179,210
JPMorgan Chase & Company	583,500	28,183,050
Morgan Stanley	56,600	4,608,938

		222,567,598

Food & Beverages - 1.15%
Constellation Brands, Inc., Class A *	656,600	19,054,532
Smithfield Foods, Inc. * (a)	205,000	5,260,300

		24,314,832

Healthcare Products - 1.27%
Johnson & Johnson	405,000	26,738,100

Healthcare Services - 4.25%
Coventry Health Care, Inc. *	258,700	12,947,935
Humana, Inc. *	472,000	26,106,320
McKesson Corp.	682,100	34,582,470
Sierra Health Services, Inc. *	445,600	16,059,424

		89,696,149

Holdings Companies/Conglomerates - 2.70%
General Electric Company	1,533,300	57,054,093

Homebuilders - 0.36%
NVR, Inc. * (a)	11,700	7,546,500

Household Products - 0.41%
Jarden Corp. *	246,900	8,589,651

Industrial Machinery - 2.32%
AGCO Corp. *	556,400	17,215,016
Cummins, Inc. (a)	235,000	27,772,300
W.W. Grainger, Inc.	57,500	4,021,550

		49,008,866

Insurance - 5.08%
ACE, Ltd.	82,900	5,021,253
American International Group, Inc.	88,000	6,306,080
CIGNA Corp.	201,800	26,550,826
Everest Re Group, Ltd.	145,500	14,275,005
Hartford Financial Services Group, Inc.	407,400	38,014,494
PMI Group, Inc. (a)	147,300	6,948,141

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Prudential Financial, Inc.	60,200	$5,168,772
SAFECO Corp.	78,000	4,878,900

		107,163,471

International Oil - 6.40%
Chevron Corp.	455,800	33,514,974
Exxon Mobil Corp.	1,325,100	101,542,413

		135,057,387

Internet Software - 0.71%
Symantec Corp. *	716,100	14,930,685

Leisure Time - 0.95%
Royal Caribbean Cruises, Ltd. (a)	483,000	19,986,540

Medical-Hospitals - 0.63%
Manor Care, Inc. (a)	170,600	8,004,552
Universal Health Services, Inc., Class B	94,700	5,249,221

		13,253,773

Office Furnishings & Supplies - 0.58%
Office Depot, Inc. *	320,600	12,237,302

Petroleum Services - 1.26%
Pride International, Inc. *	180,200	5,407,802
Tesoro Petroleum Corp.	157,200	10,339,044
Valero Energy Corp.	214,300	10,963,588

		26,710,434

Pharmaceuticals - 5.91%
AmerisourceBergen Corp.	669,500	30,100,720
Forest Laboratories, Inc. *	679,200	34,367,520
Mylan Laboratories, Inc.	1,358,600	27,117,656
Pfizer, Inc.	189,200	4,900,280
Schering-Plough Corp.	1,191,900	28,176,516

		124,662,692

Real Estate - 2.08%
Equity Office Properties Trust, REIT	301,200	14,508,804
Equity Residential, REIT	273,500	13,880,125
Vornado Realty Trust, REIT	128,400	15,600,600

		43,989,529

Retail Trade - 4.46%
American Eagle Outfitters, Inc.	242,100	7,555,941
Federated Department Stores, Inc.	100,300	3,824,439
Gap, Inc.	845,200	16,481,400
J.C. Penney Company, Inc.	424,200	32,816,112
Kohl’s Corp. *	489,000	33,462,270

		94,140,162

Semiconductors - 2.82%
Micron Technology, Inc. *	2,017,000	28,157,320
QLogic Corp. *	714,300	15,657,456
Teradyne, Inc. *	1,050,600	15,716,976

		59,531,752

Software - 2.03%
BEA Systems, Inc. *	2,026,600	25,494,628
BMC Software, Inc. *	130,900	4,214,980

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Growth & Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Microsoft Corp.	440,300	$13,147,358

		42,856,966

Steel - 0.26%
United States Steel Corp.	75,000	5,485,500

Telecommunications Equipment &
Services - 0.60%
Polycom, Inc. *	406,800	12,574,188

Telephone - 4.04%
AT&T, Inc.	543,500	19,430,125
BellSouth Corp.	689,200	32,468,212
CenturyTel, Inc.	212,300	9,269,018
Qwest Communications International, Inc. * (a)	2,894,400	24,226,128

		85,393,483

Tobacco - 3.32%
Altria Group, Inc.	529,600	45,450,272
Loews Corp. - Carolina Group	379,200	24,541,824

		69,992,096

Transportation - 0.77%
Overseas Shipholding Group, Inc. (a)	289,700	16,310,110

Trucking & Freight - 1.06%
J.B. Hunt Transport Services, Inc. (a)	591,300	12,281,301
United Parcel Service, Inc., Class B	136,100	10,204,778

		22,486,079

TOTAL COMMON STOCKS (Cost $1,819,033,189)		$2,101,588,622

SHORT TERM INVESTMENTS - 4.75%
State Street Navigator Securities
Lending Prime Portfolio (c)	$100,379,291	$100,379,291

TOTAL SHORT TERM INVESTMENTS
(Cost $100,379,291)		$100,379,291

REPURCHASE AGREEMENTS - 0.38%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$7,968,496 on 01/02/2007,
collateralized by $7,910,000 U.S.
Treasury Notes, 5.125% due
06/30/2008 (valued at $8,127,525,
including interest) (c)	$7,965,000	$7,965,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,965,000)		$7,965,000

Total Investments (Growth & Income Trust)
(Cost $1,927,377,480) - 104.70%		$2,209,932,913
Liabilities in Excess of Other Assets - (4.70)%		(99,200,936)

TOTAL NET ASSETS - 100.00%		$2,110,731,977

Health Sciences Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.34%

Agriculture - 0.77%
Monsanto Company	35,700	$1,875,321

Biotechnology - 17.50%
Advanced Life Sciences Holdings, Inc. *	37,800	102,816
Affymetrix, Inc. *	5,500	126,830
Amgen, Inc. *	106,900	7,302,339
Applera Corp. - Celera Genomics Group *	52,600	735,874
Basilea Pharmaceutica AG *	4,191	731,917
Biogen Idec, Inc. *	17,700	870,663
Biosphere Medical, Inc. *	73,900	493,652
Cephalon, Inc. *	121,000	8,519,610
Combinatorx, Inc. * (e)	36,900	319,554
Combinatorx, Inc. *	21,000	181,860
deCODE genetics, Inc. *	138,800	628,764
Dyadic International, Inc. *	30,000	164,700
Exelixis, Inc. *	109,900	989,100
Genentech, Inc. *	88,900	7,212,457
Genmab A/S *	24,800	1,667,979
Genzyme Corp. *	16,300	1,003,754
GlaxoSmithkline Pharmaceuticals, Ltd.	26,700	699,381
Human Genome Sciences, Inc. *	50,600	629,464
Integra LifeSciences Holdings Corp. *	3,900	166,101
Intermune, Inc. *	26,900	827,175
Invitrogen Corp. *	10,800	611,172
Martek Biosciences Corp. *	37,500	875,250
Medarex, Inc. *	10,800	159,732
MedImmune, Inc. *	60,100	1,945,437
MGI Pharma, Inc. *	120,700	2,222,087
Momenta Pharmaceuticals, Inc. *	29,200	459,316
Myriad Genetics, Inc. *	12,300	384,990
Nektar Therapeutics *	36,700	558,207
Neurocrine Biosciences, Inc. *	28,300	294,886
Newron Pharmaceuticals SpA *	9,000	393,310
Panacos Pharmaceuticals, Inc. *	33,900	135,939
Tercica, Inc. *	79,700	398,500
Trimeris, Inc. *	80,300	1,020,613

		42,833,429

Chemicals - 0.15%
UCB SA	5,500	377,043

Drugs & Health Care - 6.44%
Acadia Pharmaceuticals, Inc. *	47,200	414,888
Biomarin Pharmaceutical, Inc. *	15,100	247,489
Cell Genesys, Inc. *	48,700	165,093
Chugai Pharmaceutical Company, Ltd.	93,300	1,924,398
CV Therapeutics, Inc. *	39,100	545,836
Healthextras, Inc. *	68,700	1,655,670
Illumina, Inc. *	27,500	1,081,025
ImClone Systems, Inc. *	15,500	414,780
Immucor, Inc. *	50,025	1,462,231
Maxygen, Inc. *	15,500	166,935
New River Pharmaceuticals, Inc. *	25,800	1,411,518
OraSure Technologies, Inc. *	15,400	127,204

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care (continued)
Phonak Holding AG	7,100	$564,670
Qiagen NV *	81,000	1,225,530
Wyeth	78,218	3,982,861
Xenoport, Inc. *	14,900	365,795

		15,755,923

Electronics - 0.14%
Thermo Electron Corp. *	7,600	344,204

Healthcare Products - 15.44%
Alcon, Inc.	21,000	2,347,170
Aspect Medical Systems, Inc. *	8,000	150,480
Baxter International, Inc.	56,000	2,597,840
Beckman Coulter, Inc.	13,900	831,220
Becton, Dickinson & Company	8,400	589,260
Boston Scientific Corp. *	80,200	1,377,836
C.R. Bard, Inc.	7,100	589,087
Cerus Corp. *	62,500	366,250
Conceptus, Inc. *	43,000	915,470
Dade Behring Holdings, Inc.	39,764	1,583,005
Edwards Lifesciences Corp. *	23,200	1,091,328
Fresenius Medical Care AG	8,100	1,079,245
Gen-Probe, Inc. *	38,100	1,995,297
Henry Schein, Inc. *	25,500	1,248,990
Home Diagnostics, Inc. *	14,200	150,520
Johnson & Johnson	25,300	1,670,306
LCA-Vision, Inc.	14,100	484,476
Medtronic, Inc.	22,200	1,187,922
Nobel Biocare Holding AG, Series BR	9,105	2,689,358
Patterson Companies, Inc. *	3,600	127,836
ResMed, Inc. *	43,400	2,136,148
Respironics, Inc. *	14,400	543,600
St. Jude Medical, Inc. *	95,800	3,502,448
Stereotaxis, Inc. *	64,600	666,672
Stryker Corp.	26,200	1,443,882
The Cooper Companies, Inc.	1,500	66,750
The Medicines Company *	121,400	3,850,808
Zimmer Holdings, Inc. *	32,100	2,515,998

		37,799,202

Healthcare Services - 15.77%
AMERIGROUP Corp. *	11,000	394,790
Cardinal Health, Inc.	25,300	1,630,079
Caremark Rx, Inc.	67,312	3,844,188
Cerner Corp. *	7,300	332,150
Covance, Inc. *	5,100	300,441
Coventry Health Care, Inc. *	28,950	1,448,948
DaVita, Inc. *	56,100	3,190,968
Express Scripts, Inc. *	38,600	2,763,760
Health Net, Inc. *	38,000	1,849,080
Humana, Inc. *	39,800	2,201,338
McKesson Corp.	44,800	2,271,360
Medco Health Solutions, Inc. *	36,600	1,955,904
National Medical Health Card Systems, Inc. *	30,300	357,843

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
Omnicare, Inc.	78,200	$3,020,866
Symbion, Inc. *	31,300	579,363
United Surgical Partners International, Inc. *	43,000	1,219,050
UnitedHealth Group, Inc.	113,800	6,114,474
WebMD Health Corp. *	2,000	80,040
Wellpoint, Inc. *	63,900	5,028,291

		38,582,933

Insurance - 3.58%
Aetna, Inc.	85,300	3,683,254
Assurant, Inc.	18,900	1,044,225
CIGNA Corp.	30,700	4,039,199

		8,766,678

Life Sciences - 1.03%
Incyte Corp. *	203,000	1,185,520
Symyx Technologies, Inc. *	61,700	1,332,103

		2,517,623

Medical-Hospitals - 3.50%
Centene Corp. *	61,200	1,503,684
Community Health Systems, Inc. *	14,700	536,844
Grifols S.A. *	101,300	1,350,123
Lifepoint Hospitals, Inc. *	43,500	1,465,950
Manor Care, Inc.	33,600	1,576,512
Northstar Neuroscience, Inc. *	5,100	73,338
Sawai Pharmaceutical Co., Ltd. *	2,200	90,199
Sunrise Senior Living, Inc. *	21,700	666,624
Triad Hospitals, Inc. *	2,700	112,941
UCB SA *	17,260	1,191,201

		8,567,416

Pharmaceuticals - 34.50%
A&D Pharma Holding NV *	78,700	1,308,542
Abbott Laboratories	7,300	355,583
Alexion Pharmaceuticals, Inc. *	95,100	3,841,089
Alexza Pharmaceuticals, Inc. *	37,400	425,986
Alkermes, Inc. *	172,000	2,299,640
Allergan, Inc.	11,900	1,424,906
Altus Pharmaceuticals, Inc. *	22,900	431,665
Amylin Pharmaceuticals, Inc. *	39,600	1,428,372
Array BioPharma, Inc. *	29,100	375,972
Astellas Pharmaceuticals, Inc.	21,179	962,641
Atherogenics, Inc. *	22,000	218,020
Barr Pharmaceuticals, Inc. *	29,300	1,468,516
Biocryst Pharmaceuticals, Inc. *	95,100	1,099,356
Bristol-Myers Squibb Company	10,800	284,256
Cadence Pharmaceuticals Inc *	18,000	221,760
Celgene Corp. *	50,300	2,893,759
Cubist Pharmaceuticals, Inc. *	115,900	2,098,949
Elan Corp. PLC, ADR *	243,300	3,588,675
Eli Lilly & Company	53,227	2,773,127
Encysive Pharmaceuticals, Inc. *	10,800	45,468
EPIX Pharmaceuticals, Inc. *	41,800	288,420
Favrille, Inc., Private Placement * (e)	58,319	131,218

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Favrille, Inc. *	37,100	$92,750
Forest Laboratories, Inc. *	3,700	187,220
Fresenius AG	7,534	1,508,281
Gilead Sciences, Inc. *	171,498	11,135,364
GlaxoSmithKline PLC	39,500	1,039,808
Idenix Pharmaceuticals, Inc. *	59,700	518,793
Infinity Pharmaceuticals, Inc. *	45,775	569,899
Insite Vision, Inc. *	151,200	234,360
Ipsen SA	32,400	1,505,833
Medicis Pharmaceutical Corp., Class A	7,700	270,501
Merck & Company, Inc.	7,300	318,280
Novartis AG, SADR	58,100	3,337,264
Novo Nordisk AS	5,800	482,995
Onyx Pharmaceuticals, Inc. *	51,038	539,982
OSI Pharmaceuticals, Inc. *	110,168	3,853,677
PDL BioPharma, Inc. *	101,300	2,040,182
Pfizer, Inc.	67,680	1,752,912
Pharmaceutical HOLDRs Trust *	3,700	285,122
Pharmion Corp. *	10,600	272,844
Poniard Pharmaceuticals, Inc. *	85,545	427,725
Roche Holdings AG	31,001	5,553,822
Sanofi-Aventis	3,600	332,302
Schering-Plough Corp.	99,000	2,340,360
Sepracor, Inc. *	81,400	5,012,612
Shire Pharmaceuticals Group PLC, ADR	28,400	1,753,984
Shire PLC	39,600	821,387
Takeda Pharmaceutical Company, Ltd.	8,100	555,992
Teva Pharmaceutical Industries, Ltd., SADR	29,715	923,542
Theravance, Inc. *	69,200	2,137,588
Towa Pharmaceutical Company, Ltd.	15,800	515,052
Trubion Pharmaceuticals Inc *	10,200	183,702
United Therapeutics Corp. *	6,700	364,279
Valeant Pharmaceuticals International	112,000	1,930,880
Vanda Pharmaceuticals, Inc. *	6,500	160,225
Vertex Pharmaceuticals, Inc. *	82,104	3,072,332
ViroPharma, Inc. *	29,800	436,272

		84,434,043

Real Estate - 0.15%
Ventas, Inc., REIT	8,900	376,648

Retail Trade - 0.98%
CVS Corp.	55,900	1,727,869
Walgreen Company	14,400	660,816

		2,388,685

Sanitary Services - 0.31%
Stericycle, Inc. *	10,100	762,550

Software - 0.08%
Allscripts Healthcare Solution, Inc. *	7,200	194,328

TOTAL COMMON STOCKS (Cost $218,990,660)		$245,576,026

Health Sciences Trust (continued)

	Shares or Principal Amount	Value

WARRANTS - 0.03%

Biotechnology - 0.02%
Dyadic International, Inc.	6,000	$0
Poniard Pharmaceuticals, Inc.
(Expiration date 02/01/2011; strike
price $0.77) (e)	132,113	50,203
(Expiration date 12/03/2008; strike
price $6.00) (e)	2,400	0

		50,203

Healthcare Products - 0.01%
Mannkind Corp.
(Expiration date 08/05/2010; strike
price $12.228) (e)	21,000	17,901

Pharmaceuticals - 0.00%
Favrille, Inc.
(Expiration date 03/06/2011; strike
price $5.26) (e)	20,411	0

TOTAL WARRANTS (Cost $3,077)		$68,104

SHORT TERM INVESTMENTS - 0.37%
T. Rowe Price Reserve Investment
Fund (c)	$900,378	$900,378

TOTAL SHORT TERM INVESTMENTS
(Cost $900,378)		$900,378

REPURCHASE AGREEMENTS - 0.38%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$940,413 on 01/02/2007,
collateralized by $955,000 Federal
Home Loan Bank, 5.25% due
12/11/2020 (valued at $962,163,
including interest) (c)	$940,000	$940,000

TOTAL REPURCHASE AGREEMENTS
(Cost $940,000)		$940,000

Total Investments (Health Sciences Trust)
(Cost $220,834,115) - 101.12%		$247,484,508
Liabilities in Excess of Other Assets - (1.12)%		(2,736,588)

TOTAL NET ASSETS - 100.00%		$244,747,920

Income & Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 67.73%

Advertising - 0.57%
Getty Images, Inc. * (a)	46,100	$1,974,002
Omnicom Group, Inc.	13,300	1,390,382

		3,364,384

Aerospace - 0.86%
United Technologies Corp.	80,600	5,039,112

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aluminum - 0.34%
Alcoa, Inc.	65,700	$1,971,657

Apparel & Textiles - 0.32%
Hanesbrands, Inc. *	78,412	1,852,091

Auto Parts - 0.21%
Johnson Controls, Inc.	14,500	1,245,840

Automobiles - 0.27%
Ford Motor Company	28,400	213,284
General Motors Corp. (a)	43,600	1,339,392

		1,552,676

Banking - 2.27%
Commerce Bancorp, Inc. (a)	600	21,162
Compass Bancshares, Inc.	9,800	584,570
Fifth Third Bancorp (a)	48,800	1,997,384
Hudson City Bancorp, Inc.	188,400	2,614,992
Wachovia Corp.	141,730	8,071,523

		13,289,631

Biotechnology - 0.33%
Millennium Pharmaceuticals, Inc. * (a)	175,700	1,915,130

Broadcasting - 0.59%
CBS Corp., Class B	46,700	1,456,106
Clear Channel Communications, Inc.	56,700	2,015,118

		3,471,224

Building Materials & Construction - 0.49%
American Standard Companies, Inc.	62,500	2,865,625

Business Services - 1.65%
Affiliated Computer Services, Inc., Class A *	42,800	2,090,352
Automatic Data Processing, Inc.	19,700	970,225
Fluor Corp.	71,200	5,813,480
Paychex, Inc.	20,600	814,524

		9,688,581

Cable and Television - 0.81%
Cablevision Systems New York Group,
Class A *	36,900	1,050,912
Comcast Corp., Class A * (a)	35,100	1,485,783
Time Warner, Inc.	61,200	1,332,936
Viacom, Inc. *	21,550	884,196

		4,753,827

Cellular Communications - 0.33%
American Tower Corp., Class A *	23,500	876,080
Motorola, Inc.	50,000	1,028,000

		1,904,080

Chemicals - 1.54%
Dow Chemical Company	56,400	2,252,616
E.I. Du Pont De Nemours & Company	10,300	501,713
Huntsman Corp. *	108,000	2,048,760
Methanex Corp.	52,300	1,431,451
NOVA Chemicals Corp. (a)	28,700	800,730
Potash Corp. of Saskatchewan, Inc.	10,800	1,549,584

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Chemicals (continued)
Rohm & Haas Company	8,700	$444,744

		9,029,598

Coal - 0.22%
Arch Coal, Inc. (a)	43,700	1,312,311

Computers & Business Equipment - 4.04%
Cisco Systems, Inc. *	356,400	9,740,412
Dell, Inc. *	106,500	2,672,085
Hewlett-Packard Company	25,700	1,058,583
SanDisk Corp. *	103,000	4,432,090
Seagate Technology (a)	116,300	3,081,950
Sun Microsystems, Inc. *	500,700	2,713,794

		23,698,914

Cosmetics & Toiletries - 0.36%
Avon Products, Inc.	64,100	2,117,864

Crude Petroleum & Natural Gas - 0.13%
EOG Resources, Inc.	12,400	774,380

Drugs & Health Care - 0.32%
ImClone Systems, Inc. * (a)	71,100	1,902,636

Electrical Equipment - 0.48%
Cooper Industries, Ltd., Class A	16,500	1,492,095
Emerson Electric Company	30,600	1,349,154

		2,841,249

Electrical Utilities - 0.57%
CMS Energy Corp. *	68,600	1,145,620
Exelon Corp.	8,600	532,254
The AES Corp. *	74,500	1,641,980

		3,319,854

Electronics - 0.94%
Agilent Technologies, Inc. *	18,273	636,814
Flextronics International, Ltd. *	288,800	3,315,424
Jabil Circuit, Inc.	64,100	1,573,655

		5,525,893

Financial Services - 7.26%
AmeriCredit Corp. * (a)	35,000	880,950
Capital One Financial Corp.	17,600	1,352,032
Federal Home Loan Mortgage Corp.	39,100	2,654,890
Federal National Mortgage Association	54,300	3,224,877
Goldman Sachs Group, Inc.	5,100	1,016,685
IndyMac Bancorp, Inc. (a)	28,500	1,287,060
JPMorgan Chase & Company	142,416	6,878,693
Lehman Brothers Holdings, Inc.	10,500	820,260
SLM Corp.	202,500	9,875,925
Washington Mutual, Inc.	204,900	9,320,901
Wells Fargo & Company	147,900	5,259,324

		42,571,597

Food & Beverages - 3.23%
Campbell Soup Company	37,199	1,446,669
Kraft Foods, Inc., Class A (a)	64,700	2,309,790
PepsiCo, Inc.	84,100	5,260,455

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Sara Lee Corp.	238,700	$4,065,061
Sysco Corp.	51,900	1,907,844
The Coca-Cola Company	39,800	1,920,350
Unilever NV	75,600	2,060,100

		18,970,269

Furniture & Fixtures - 0.25%
Leggett & Platt, Inc.	61,700	1,474,630

Gas & Pipeline Utilities - 0.39%
Kinder Morgan, Inc.	9,961	1,053,376
NiSource, Inc.	51,400	1,238,740

		2,292,116

Gold - 0.30%
Barrick Gold Corp.	56,300	1,728,410

Healthcare Products - 1.12%
Baxter International, Inc.	90,000	4,175,100
Medtronic, Inc.	45,200	2,418,652

		6,593,752

Healthcare Services - 1.84%
Cerner Corp. * (a)	16,600	755,300
DaVita, Inc. *	29,350	1,669,428
Lincare Holdings, Inc. *	34,700	1,382,448
McKesson Corp.	20,200	1,024,140
Medco Health Solutions, Inc. *	12,300	657,312
UnitedHealth Group, Inc.	42,500	2,283,525
Wellpoint, Inc. *	38,000	2,990,220

		10,762,373

Holdings Companies/Conglomerates - 2.11%
Berkshire Hathaway, Inc., Class A * (a)	21	2,309,790
General Electric Company	270,900	10,080,189

		12,389,979

Homebuilders - 0.08%
Lennar Corp., Class A	9,100	477,386

Hotels & Restaurants - 0.32%
McDonald’s Corp.	19,000	842,270
Starwood Hotels & Resorts Worldwide, Inc.	16,600	1,037,500
The Cheesecake Factory, Inc. * (a)	700	17,220

		1,896,990

Household Products - 0.15%
Jarden Corp. *	26,000	904,540

Insurance - 1.98%
AFLAC, Inc.	18,800	864,800
American International Group, Inc.	55,075	3,946,674
Marsh & McLennan Companies, Inc.	109,800	3,366,468
RenaissanceRe Holdings, Ltd.	20,400	1,224,000
XL Capital, Ltd., Class A (a)	30,900	2,225,418

		11,627,360

International Oil - 2.68%
Anadarko Petroleum Corp.	17,000	739,840
Chevron Corp.	26,255	1,930,530

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
Exxon Mobil Corp.	35,100	$2,689,713
Royal Dutch Shell PLC, ADR, Class B shares (a)	10,695	760,949
Royal Dutch Shell PLC, ADR	92,900	6,576,391
Weatherford International, Ltd. *	72,600	3,033,954

		15,731,377

Internet Content - 1.28%
Google, Inc., Class A *	16,300	7,505,824

Internet Retail - 0.56%
eBay, Inc. *	108,400	3,259,588

Internet Service Provider - 0.30%
Yahoo!, Inc. *	69,200	1,767,368

Leisure Time - 1.23%
Carnival Corp.	13,300	652,365
Las Vegas Sands Corp. *	32,600	2,917,048
Walt Disney Company	106,000	3,632,620

		7,202,033

Liquor - 0.12%
Anheuser-Busch Companies, Inc.	14,600	718,320

Manufacturing - 1.31%
Danaher Corp.	47,900	3,469,876
Illinois Tool Works, Inc.	71,200	3,288,728
Siemens AG SADR (a)	9,400	926,370

		7,684,974

Mining - 0.24%
Newmont Mining Corp.	31,100	1,404,165

Paper - 0.20%
International Paper Company	34,900	1,190,090

Petroleum Services - 2.49%
Baker Hughes, Inc.	50,600	3,777,796
BJ Services Company	69,300	2,031,876
Halliburton Company	48,600	1,509,030
Schlumberger, Ltd.	102,000	6,442,320
Transocean, Inc. *	10,700	865,523

		14,626,545

Pharmaceuticals - 4.95%
Allergan, Inc.	40,800	4,885,392
AstraZeneca PLC, SADR	157,100	8,412,705
Forest Laboratories, Inc. *	220,800	11,172,480
Pfizer, Inc.	33,200	859,880
Sepracor, Inc. * (a)	25,300	1,557,974
Teva Pharmaceutical Industries, Ltd., SADR	70,000	2,175,600

		29,064,031

Publishing - 0.02%
Idearc, Inc. *	4,150	118,898

Real Estate - 0.27%
Douglas Emmett, Inc., REIT	22,000	584,980
General Growth Properties, Inc., REIT	13,340	696,748
Host Hotels & Resorts, Inc., REIT	12,866	315,861

		1,597,589

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 3.82%
Best Buy Company, Inc.	35,700	$1,756,083
Dollar Tree Stores, Inc. *	57,400	1,727,740
Home Depot, Inc.	49,800	1,999,968
Lowe’s Companies, Inc.	285,300	8,887,095
Target Corp.	130,000	7,416,500
Urban Outfitters, Inc. * (a)	25,700	591,871

		22,379,257

Semiconductors - 4.85%
Altera Corp. *	203,100	3,997,008
Applied Materials, Inc.	309,300	5,706,585
Fairchild Semiconductor International, Inc. *	72,000	1,210,320
Intel Corp.	223,200	4,519,800
International Rectifier Corp. *	58,800	2,265,564
KLA-Tencor Corp.	99,400	4,945,150
Linear Technology Corp.	46,300	1,403,816
Qimonda AG, SADR *	43,300	758,183
Silicon Laboratories, Inc. *	21,000	727,650
Xilinx, Inc.	122,000	2,904,820

		28,438,896

Software - 2.87%
Compuware Corp. *	108,300	902,139
Microsoft Corp.	414,280	12,370,401
NAVTEQ Corp. *	16,300	570,011
SAP AG, SADR	56,300	2,989,530

		16,832,081

Telecommunications Equipment &
Services - 0.39%
Corning, Inc. *	86,600	1,620,286
QUALCOMM, Inc.	17,400	657,546

		2,277,832

Telephone - 1.19%
AT&T, Inc.	54,700	1,955,525
Qwest Communications International, Inc. * (a)	91,100	762,507
Sprint Nextel Corp.	140,250	2,649,323
Verizon Communications, Inc.	43,500	1,619,940

		6,987,295
Tobacco - 1.16%
Altria Group, Inc.	79,300	6,805,526

Trucking & Freight - 1.13%
Fedex Corp.	6,400	695,168
United Parcel Service, Inc., Class B	79,300	5,945,914

		6,641,082

TOTAL COMMON STOCKS (Cost $327,432,967)		$397,358,730

U.S. TREASURY OBLIGATIONS - 2.17%
Treasury Inflation Protected
Securities (d) - 0.22%
3.375% due 01/15/2012 (a)	$1,216,726	$1,270,290

U.S. Treasury Bonds - 1.15%
4.50% due 02/15/2036 (a)	4,185,000	3,981,635

Income & Value Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)

U.S. Treasury Bonds (continued)
5.25% due 02/15/2029 (a)	$100,000	$104,875
7.875% due 02/15/2021 (a)	1,910,000	2,487,328
8.875% due 08/15/2017 (a)	125,000	167,217

		6,741,055
U.S. Treasury Notes - 0.80%
3.25% due 08/15/2007 (a)	290,000	286,862
3.625% due 07/15/2009 (a)	960,000	934,650
3.875% due 02/15/2013 (a)	125,000	119,634
4.875% due 04/30/2011 (a)	1,285,000	1,293,332
3.625% due 05/15/2013 (a)	615,000	579,470
5.625% due 05/15/2008 (a)	1,500,000	1,513,711

		4,727,659

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $12,552,589)		$12,739,004

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.46%
Federal Agricultural Mortgage Corp. - 0.17%
5.50% due 07/15/2011	250,000	252,924
5.125% due 03/30/2011	750,000	754,270

		1,007,194
Federal Home Loan Bank - 0.45%
5.125% due 08/14/2013	1,450,000	1,461,965
5.625% due 06/13/2016	1,125,000	1,162,820

		2,624,785
Federal Home Loan Mortgage Corp. - 1.81%
3.625% due 09/15/2008	475,000	464,029
4.647% due 07/01/2035	1,236,065	1,215,379
5.25% due 07/18/2011 (a)	1,260,000	1,275,080
5.50% due 02/01/2018 to 01/01/2034	2,163,091	2,142,512
5.75% due 06/27/2016	500,000	520,391
6.00% due 04/01/2016 to 11/01/2036	4,963,480	5,004,413

		10,621,804
Federal National Mortgage
Association - 4.03%
3.767% due 07/01/2033 (b)	155,200	154,034
4.75% due 01/02/2007 to 08/03/2007	4,475,000	4,466,024
5.00% due 12/01/2017 to 03/01/2036	6,172,777	5,981,385
5.25% due 08/01/2012	3,950,000	3,972,580
5.50% due 12/01/2033 to 02/01/2035	4,217,508	4,173,070
5.95% due 03/01/2036	868,786	873,377
6.00% due 06/01/2021 to 06/01/2036	2,287,942	2,303,996
6.25% due 05/15/2029	525,000	596,876
6.50% due 05/01/2036	596,847	608,224
7.00% due 12/01/2029 to 09/01/2031	317,898	327,591
7.50% due 09/01/2029 to 10/01/2031	156,539	163,194

		23,620,351

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $38,082,396)		$37,874,134

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS - 2.59%

Argentina - 0.26%
Republic of Argentina
zero coupon, Step up to 1.18% on 03/31/2009 due 12/31/2038 (b)	ARS	1,331,327	$250,729
0.6245% due 12/15/2035 (b)		$2,655,000	353,115
0.6491% due 12/15/2035 (b)	ARS	5,860,626	225,537
5.83% due 12/31/2033 (b)		1,412,929	670,465

			1,499,846

Brazil - 0.08%
Federative Republic of Brazil
8.25% due 01/20/2034 (a)		$90,000	109,125
11.00% due 08/17/2040		255,000	337,875

			447,000

Canada - 0.03%
Government of Canada
4.50% due 06/01/2015	CAD	205,000	181,080
5.50% due 06/01/2010		25,000	22,476

			203,556

Colombia - 0.21%
Republic of Colombia
7.375% due 01/27/2017 (a)		$100,000	107,500
7.375% due 09/18/2037		450,000	483,075
10.00% due 01/23/2012		140,000	164,500
Republic of Colombia
12.00% due 10/22/2015	COP	940,000,000	497,584

			1,252,659

Dominican Republic - 0.06%
Government of Dominican Republic
8.625% due 04/20/2027		$100,000	114,950
9.04% due 01/23/2018		185,806	212,655

			327,605

Egypt - 0.15%
Egypt Government Bonds
4.45% due 09/15/2015		900,000	869,679

El Salvador - 0.06%
Republic of El Salvador
7.65% due 06/15/2035		290,000	329,150

France - 0.04%
Government of France
4.75% due 04/25/2035	EUR	150,000	218,302

Germany - 0.74%
Federal Republic of Germany
4.25% due 07/04/2014		2,375,000	3,192,031
4.50% due 07/04/2009		450,000	601,956
5.25% due 01/04/2011		125,000	172,835
5.25% due 01/04/2008		145,000	193,866
6.25% due 01/04/2030		110,000	190,488

			4,351,176

Italy - 0.08%
Republic of Italy
5.375% due 06/15/2033		$500,000	493,039

Income & Value Trust (continued)
	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Japan - 0.34%
Government of Japan
0.50% due 06/20/2013	JPY	10,000,000	$79,336
1.10% due 03/21/2011		70,000,000	587,452
1.50% due 09/20/2014		150,000,000	1,257,266
1.80% due 03/22/2010		10,000,000	86,161

			2,010,215

Mexico - 0.11%
Government of Mexico
8.00% due 12/07/2023	MXN	2,300,000	221,876
9.50% due 12/18/2014		1,900,000	197,609
10.00% due 12/05/2024		1,900,000	217,962

			637,447

Philippines - 0.02%
Republic of Philippines
7.75% due 01/14/2031		$127,000	144,145

Poland - 0.03%
Republic of Poland
5.00% due 10/24/2013	PLN	565,000	192,829

Russia - 0.03%
Russian Federation, Series REGS
5.00% due 03/31/2030		$130,000	146,757

South Korea - 0.01%
Korea Treasury Bond, Series 1409
4.25% due 09/10/2014	KRW	80,000,000	82,859

Sweden - 0.09%
Kingdom of Sweden
6.75% due 05/05/2014	SEK	2,955,000	511,934

Turkey - 0.10%
Turkey Government Bond
zero coupon due 07/16/2008	TRY	585,000	305,454
15.00% due 02/10/2010		125,000	84,009
20.00% due 10/17/2007		295,700	217,292

			606,755

United Kingdom - 0.15%
Government of United Kingdom
5.00% due 09/07/2014	GBP	310,000	613,192
6.00% due 12/07/2028		90,000	215,332
7.25% due 12/07/2007		20,000	39,870

			868,394

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $14,198,386)			$15,193,347

CORPORATE BONDS - 10.22%

Advertising - 0.13%
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013		$300,000	287,625
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		450,000	472,500

			760,125

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Aerospace - 0.25%
BAE Systems PLC, 2001 Asset Trust
6.664% due 09/15/2013	$942,951	$987,298
7.156% due 12/15/2011	451,321	466,542

		1,453,840

Air Travel - 0.05%
Delta Air Lines Inc, Series 02-1
6.417% due 07/02/2012	295,000	298,687

Automobiles - 0.58%
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008	1,500,000	1,486,321
Ford Motor Company
4.25% due 12/15/2036	973,000	1,045,411
General Motors Corp.
7.125% due 07/15/2013	925,000	871,813

		3,403,545

Banking - 1.15%
Banco Mercantil del Norte SA
6.862% due 10/13/2021	390,000	394,200
Banco Santander Chile
5.375% due 12/09/2014	130,000	127,995
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)	550,000	525,326
HSBK Europe BV
7.75% due 05/13/2013	190,000	200,450
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	145,000	139,643
4.90% due 09/23/2010	220,000	214,849
Landwirtschaftliche Rentenbank
5.25% due 07/15/2011	1,400,000	1,408,147
Lehman Brothers Holdings, Inc., Series MTN
5.50% due 04/04/2016	250,000	249,966
5.75% due 04/25/2011	350,000	356,870
PNC Preferred Funding Trust I
6.517% due 12/31/2049 (b)	500,000	506,340
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)	440,000	429,641
Santander Issuances S.A Unipersonal
5.805% due 06/20/2016 (b)	400,000	412,108
Washington Mutual Bank, Series BKNT
6.75% due 05/20/2036	250,000	268,465
Washington Mutual Preferred Funding II
6.665% due 12/31/2049 (b)	1,000,000	1,002,680
Zions Bancorporation
5.50% due 11/16/2015	500,000	491,915

		6,728,595

Building Materials & Construction - 0.07%
Building Materials Corporation of America
7.75% due 08/01/2014	175,000	158,375
USG Corp.
6.30% due 11/15/2016	240,000	237,897

		396,272

Business Services - 0.07%
The Thomson Corp.
5.50% due 08/15/2035	425,000	386,666

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Cable and Television - 0.43%
Charter Communications Operating LLC
8.00% due 04/30/2012	$210,000	$218,138
8.375% due 04/30/2014	750,000	782,813
Comcast Corp.
5.875% due 02/15/2018	130,000	128,613
6.45% due 03/15/2037	130,000	130,070
6.50% due 11/15/2035	250,000	251,766
Cox Communications, Inc.
7.75% due 11/01/2010	125,000	134,435
Kabel Deutschland GmbH
10.625% due 07/01/2014	80,000	88,700
News America, Inc.
6.40% due 12/15/2035	150,000	149,015
Time Warner, Inc.
7.625% due 04/15/2031	385,000	430,107
Viacom, Inc.
6.875% due 04/30/2036	80,000	79,094
Young Broadcasting, Inc.
10.00% due 03/01/2011	125,000	118,750

		2,511,501

Cellular Communications - 0.20%
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	90,000	116,961
Dobson Cellular Systems, Inc.
9.875% due 11/01/2012	350,000	381,500
Nextel Communications, Inc.
6.875% due 10/31/2013	125,000	126,291
US Unwired, Inc., Series B
10.00% due 06/15/2012	530,000	583,000

		1,207,752

Computers & Business Equipment - 0.02%
Cisco Systems, Inc.
5.25% due 02/22/2011	125,000	125,314

Crude Petroleum & Natural Gas - 0.06%
XTO Energy Inc.
6.10% due 04/01/2036	340,000	331,812

Electrical Utilities - 0.58%
AES Corp.
9.375% due 09/15/2010	1,495,000	1,623,944
Appalachian Power Company
5.55% due 04/01/2011	125,000	125,156
Commonwealth Edison Company
5.90% due 03/15/2036	125,000	121,681
Midamerican Energy Holdings Company
6.125% due 04/01/2036	350,000	352,819
National Grid PLC
6.30% due 08/01/2016	260,000	269,278
Pacific Gas & Electric Company
4.20% due 03/01/2011	150,000	143,618
PSEG Funding Trust I
5.381% due 11/16/2007	430,000	429,099
Scottish Power PLC
5.81% due 03/15/2025	180,000	178,090

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	$170,000	$165,786

		3,409,471

Electronics - 0.05%
Koninklijke Philips Electronics NV
7.20% due 06/01/2026	250,000	279,639

Energy - 0.21%
Energy East Corp.
6.75% due 07/15/2036	375,000	395,660
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	85,000	80,148
5.60% due 10/15/2014	290,000	284,818
6.875% due 03/01/2033	250,000	261,041
Puget Sound Energy, Inc.
6.274% due 03/15/2037	240,000	243,538

		1,265,205

Financial Services - 2.51%
AMBAC Financial Group, Inc.
5.95% due 12/05/2035	220,000	219,084
American Express Company
6.80% due 09/01/2066	150,000	159,951
American General Finance Corp., Series MTN
5.625% due 08/17/2011	330,000	332,578
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)	600,000	600,564
Capital One Financial Corp, Series MTN
5.70% due 09/15/2011	490,000	497,263
Downey Financial Corp.
6.50% due 07/01/2014	370,000	370,844
ERP Operating LP
4.75% due 06/15/2009	345,000	339,419
General Electric Capital Corp.
5.45% due 01/15/2013	250,000	252,392
General Motors Acceptance Corp.
7.00% due 02/01/2012	850,000	876,928
Goldman Sachs Group, Inc.
5.25% due 04/01/2013	250,000	248,368
HVB Funding Trust III
9.00% due 10/22/2031	160,000	208,073
International Lease Finance Corp.
4.75% due 01/13/2012	490,000	476,430
4.75% due 07/01/2009	250,000	246,945
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	60,000	61,956
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036	355,000	383,994
JPMorgan Chase & Company
5.35% due 03/01/2007	125,000	124,975
JSG Funding PLC
7.75% due 04/01/2015	1,200,000	1,152,000
Lehman Brothers Holdings, Inc., Series MTN
5.415% due 12/23/2008 (b)	690,000	689,896
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)	255,000	248,737

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Financial Services (continued)
Merrill Lynch & Company, Inc., Series MTN1
5.45% due 12/04/2009 (b)	$1,800,000	$1,799,737
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)	250,000	253,722
Nationwide Life Global Funding I
5.35% due 02/15/2007	110,000	110,000
PCCW HKT Capital, Ltd.
8.00% due 11/15/2011	350,000	385,218
Private Export Funding Corp.
5.00% due 12/15/2016	770,000	768,813
Reliastar Financial Corp.
6.50% due 11/15/2008	280,000	285,257
Residential Capital Corp.
6.375% due 06/30/2010	210,000	212,444
6.50% due 04/17/2013	260,000	263,493
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)	250,000	242,507
SMFG Preferred Capital
6.078% due 01/29/2049 (b)	700,000	692,201
The Goldman Sachs Group, Inc.
4.75% due 07/15/2013	250,000	241,323
Twin Reefs Pass Through Trust
6.35% due 12/10/2049 (b)	700,000	700,759
Unicredit Luxembourg Finance SA
5.584% due 01/13/2017 (b)	325,000	325,152
Washington Mutual, Inc.
5.25% due 09/15/2017	500,000	482,120
Wells Fargo & Company
3.50% due 04/04/2008	125,000	122,412
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010	345,000	332,756

		14,708,311

Food & Beverages - 0.15%
Supervalu, Inc.
7.50% due 05/15/2012	375,000	386,515
Tyson Foods, Inc.
6.60% due 04/01/2016	470,000	482,607

		869,122

Gas & Pipeline Utilities - 0.47%
El Paso Corp.
7.75% due 06/15/2010	500,000	528,750
7.875% due 06/15/2012	375,000	402,188
Energy Transfer Partners LP
5.95% due 02/01/2015	545,000	548,090
6.625% due 10/15/2036	250,000	257,362
Gulfstream Natural Gas System LLC
6.19% due 11/01/2025	240,000	241,169
Kinder Morgan Energy Partners LP
5.125% due 11/15/2014	160,000	152,384
Kinder Morgan, Inc.
6.50% due 09/01/2012	280,000	281,327
Williams Companies, Inc.
8.125% due 03/15/2012	300,000	324,750

		2,736,020

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Healthcare Products - 0.06%
Boston Scientific Corp.
6.25% due 11/15/2035	$100,000	$99,619
Cardinal Health, Inc.
5.80% due 10/15/2016	250,000	249,414

		349,033

Homebuilders - 0.09%
Technical Olympic USA, Inc.
10.375% due 07/01/2012	150,000	135,000
William Lyon Homes, Inc.
10.75% due 04/01/2013	415,000	395,287

		530,287

Hotels & Restaurants - 0.06%
Seminole Tribe of Florida
5.798% due 10/01/2013	205,000	201,861
Wyndham Worldwide Corp.
6.00% due 12/01/2016	170,000	167,010

		368,871

Insurance - 0.34%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	70,000	75,296
Assurant, Inc.
6.75% due 02/15/2034	70,000	75,210
AXA SA
6.379% due 12/14/2049 (b)	400,000	395,503
CNA Financial Corp.
7.25% due 11/15/2023	375,000	406,577
Liberty Mutual Group, Inc.
7.50% due 08/15/2036	310,000	339,163
Lincoln National Corp.
6.20% due 12/15/2011	140,000	144,766
7.00% due 05/17/2066 (b)	170,000	180,181
Nationwide Mutual Insurance Company
7.875% due 04/01/2033	60,000	71,171
The St. Paul Travelers Companies, Inc.
6.25% due 06/20/2016	125,000	131,245
XL Capital, Ltd.
6.375% due 11/15/2024	170,000	176,724

		1,995,836

International Oil - 0.33%
Newfield Exploration Company
6.625% due 04/15/2016	450,000	447,750
Pemex Project Funding Master Trust
5.75% due 12/15/2015	315,000	312,795
7.375% due 12/15/2014	300,000	330,300
Pemex Project Funding Master Trust, Series REGS
5.97% due 12/03/2012 (b)	740,000	742,220
Ras Laffan Liquefied Natural Gas
3.437% due 09/15/2009	114,000	111,074

		1,944,139

Investment Companies - 0.20%
Temasek Financial I, Ltd., Series REGS
4.50% due 09/21/2015	1,225,000	1,161,815

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Leisure Time - 0.27%
Boyd Gaming Corp.
6.75% due 04/15/2014	$1,200,000	$1,197,000
MGM Mirage, Inc.
8.50% due 09/15/2010	350,000	374,500

		1,571,500

Manufacturing - 0.03%
Tyco International Group SA
6.875% due 01/15/2029	105,000	119,362
7.00% due 06/15/2028	55,000	63,112

		182,474

Medical-Hospitals - 0.02%
Tenet Healthcare Corp.
9.875% due 07/01/2014	125,000	127,187

Mining - 0.02%
Vale Overseas, Ltd.
6.875% due 11/21/2036	100,000	102,565

Paper - 0.15%
International Paper Company
5.85% due 10/30/2012	51,000	52,044
Jefferson Smurfit Corp.
7.50% due 06/01/2013	650,000	611,000
Stora Enso Oyj
6.404% due 04/15/2016	200,000	205,119

		868,163

Petroleum Services - 0.13%
Anadarko Petroleum Corp.
6.45% due 09/15/2036	380,000	383,988
Petroleum Export, Ltd.
5.265% due 06/15/2011	409,099	397,960

		781,948

Railroads & Equipment - 0.01%
Union Pacific Railroad Company, Series 2002-1
6.061% due 01/17/2023	71,929	74,881

Real Estate - 0.39%
Developers Diversified Realty Corp., REIT
5.00% due 05/03/2010	375,000	369,866
EOP Operating LP
7.875% due 07/15/2031	70,000	82,495
Hospitality Properties Trust, REIT
6.30% due 06/15/2016	225,000	230,255
Kimco Realty Corp., REIT
4.82% due 06/01/2014	250,000	238,467
ProLogis, REIT
5.25% due 11/15/2010	200,000	198,855
5.625% due 11/15/2015	250,000	248,768
5.75% due 04/01/2016	200,000	201,221
Realogy Corp.
6.0738% due 10/20/2009 (b)	220,000	219,993
Simon Property Group LP
5.875% due 03/01/2017	250,000	254,667
Simon Property Group LP, REIT
6.10% due 05/01/2016	260,000	269,510

		2,314,097

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Retail - 0.04%
Federated Retail Holdings, Inc.
5.90% due 12/01/2016	$220,000	$219,658

Retail Grocery - 0.22%
Albertson’s LLC
7.25% due 05/01/2013	1,275,000	1,296,855

Retail Trade - 0.11%
CVS Corp.
5.298% due 01/11/2027	68,216	64,695
CVS Lease Pass Through
6.036% due 12/10/2028	235,000	234,027
Home Depot, Inc.
5.49% due 12/16/2009 (b)	370,000	369,973

		668,695

Sanitary Services - 0.28%
Allied Waste North America, Inc.
6.125% due 02/15/2014	625,000	593,750
Allied Waste North America, Inc., Series B
9.25% due 09/01/2012	975,000	1,035,937

		1,629,687

Telecommunications Equipment &
Services - 0.06%
SBC Communications, Inc.
5.625% due 06/15/2016	125,000	124,426
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011	205,000	214,812

		339,238

Telephone - 0.43%
AT&T, Inc.
6.80% due 05/15/2036	370,000	393,283
Qwest Capital Funding, Inc.
7.25% due 02/15/2011	320,000	326,800
7.90% due 08/15/2010	85,000	88,506
Qwest Communications International, Inc.
7.25% due 02/15/2011	900,000	920,250
Valor Telecommunications Enterprise
7.75% due 02/15/2015	360,000	387,450
Verizon, New York, Inc.
6.875% due 04/01/2012	400,000	414,687

		2,530,976

TOTAL CORPORATE BONDS (Cost $59,775,936)		$59,929,782

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.47%
Banc of America Funding Corp.,
Series 2005-H, Class 9A1
5.9666% due 11/20/2035 (b)	399,195	399,822
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	163,621	162,345
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-10, Class A3
4.65% due 10/25/2035 (b)	875,000	853,729
Bear Stearns Alt-A Trust, Series 2006-6, Class 2A1
5.9774% due 11/25/2036 (b)	1,141,505	1,148,914

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Alt-A Trust, Series 2005-9, Class 26A1
5.8283% due 11/25/2035 (b)	$401,422	$401,782
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	250,000	270,937
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	750,000	702,431
Countrywide Alternative Loan Trust,
Series 2005-46CB, Class A8
5.50% due 10/25/2035	390,077	387,883
Countrywide Alternative Loan Trust,
Series 2005-54CB, Class 1A7
5.50% due 11/25/2035	463,540	462,849
Countrywide Alternative Loan Trust,
Series 2005-62, Class 2A1
5.827% due 12/25/2035 (b)	385,173	385,173
Countrywide Alternative Loan Trust,
Series 2005-64CB, Class 1A7
5.50% due 12/25/2035	383,118	381,432
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2006-HYB5, Class 3A1B
5.9608% due 09/20/2036 (b)	112,289	112,881
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2005-HYB8, Class 4A1
5.6746% due 12/20/2035 (b)	1,838,610	1,826,226
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 05/25/2035	268,473	264,231
Credit Suisse Mortgage Capital Certificates, Series
2006-3, Class 1A4A
5.896% due 04/25/2036	500,000	499,659
Crown Castle Towers LLC, Series 2006-1A, Class E
6.065% due 11/15/2036	660,000	659,185
Crown Castle Towers LLC,
Series 2005-1A, Class AFL
5.73% due 06/15/2035 (b)	230,000	230,524
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035	625,000	612,413
Crown Castle Towers LLC, Series 2005-1A, Class B
4.878% due 06/15/2035	825,000	811,728
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035	290,000	288,481
CS First Boston Mortgage Securities Corp, Series
2004-C5, Class A3
4.499% due 11/15/2037	120,000	116,180
CS First Boston Mortgage Securities Corp, Series
2005-7, Class 3A1
5.00% due 08/25/2020	73,655	72,764
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	288,321	289,454
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	500,000	503,428

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	$750,000	$775,323
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	500,000	518,798
CS First Boston Mortgage Securities Corp.,
Series 2005-5, Class 4A1
6.25% due 07/25/2035	340,858	342,605
CSAB Mortgage Backed Trust, Series 2006-2,
Class A6A
5.72% due 09/25/2036	825,000	817,191
Federal Home Loan Mortgage Corp., REMICS,
Series 2006-3233, Class PA
6.00% due 10/15/2036	370,754	369,657
Federal Home Loan Mortgage Corp.,
Series T-41, Class 3A
7.50% due 07/25/2032	151,805	157,125
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	261,872	271,322
First Horizon Alternative Mortgage Securities,
Series 2005-FA8, Class 1A14
5.50% due 11/25/2035	623,342	621,800
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	570,137	573,747
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	328,875	330,208
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A1
6.079% due 05/15/2033	38,291	38,706
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	500,000	517,670
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	360,000	361,690
Global Signal Trust, Series 2006-1, Class A2
5.45% due 02/15/2036	375,000	376,707
Global Signal Trust, Series 2006-1, Class C
5.707% due 02/15/2036	300,000	301,899
GMAC Commercial Mortgage Securities, Inc,
Series 2001-C2, Class A1
6.25% due 04/15/2034	292,752	297,205
GMAC Commercial Mortgage Securities, Inc.,
Series 1997-C1, Class A3
6.869% due 07/15/2029	116,086	116,458
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C1, Class A1
5.988% due 04/15/2034	346,566	346,821
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	309,473	301,790

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Harborview Mortgage Loan Trust,
Series 2005-15, Class 2A12
6.15% due 10/20/2045 (b)	$382,337	$385,902
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
5.85% due 10/03/2015 (b)	170,000	171,710
Indymac Index Mortgage Loan Trust, Series
2006-AR5, Class 2A1
5.8776% due 05/25/2036 (b)	1,334,749	1,329,770
JP Morgan Alternative Loan Trust,
Series 2006-S3, Class A6
6.12% due 08/25/2036	875,000	880,482
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	1,165,000	1,172,074
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	750,000	732,382
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class A2
4.79% due 10/15/2042	415,000	407,770
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	500,000	526,630
MASTR Alternative Loans Trust, Series 2004-5,
Class 5A1
4.75% due 06/25/2019	714,329	699,818
Residential Accredit Loans, Inc., Series 2006-QA1,
Class A31
6.2724% due 01/25/2036 (b)	789,400	799,756
Residential Asset Securitization Trust, Series
2004-A6, Class A1
5.00% due 08/25/2019	1,604,769	1,568,173
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	290,000	301,295
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	98,378	98,665
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	750,000	778,809
SBA CMBS Trust, Series 2005-1A, Class A
5.369% due 11/15/2035	280,000	281,019
SBA CMBS Trust, Series 2005-1A, Class B
5.565% due 11/15/2035	250,000	251,695
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-2, Class 5A1
6.00% due 03/25/2036 (b)	899,179	900,303
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-4, Class 4A1
5.9613% due 05/25/2036 (b)	1,484,013	1,486,803
Structured Adjustable Rate Mortgage Loan Trust,
Series 2006-4, Class 5A1
5.9626% due 05/25/2036 (b)	563,651	564,711
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.5199% due 07/15/2027 (b)	171,046	171,652

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Washington Mutual Inc, Series 2003-S2, Class A1
5.00% due 05/25/2018	$759,847	$748,279
Washington Mutual Inc, Series 2003-S6, Class 2A3
4.75% due 07/25/2018	451,235	436,753
Washington Mutual Inc, Series 2003-S7, Class A1
4.50% due 08/25/2018	199,061	191,867
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	489,524	498,001
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-16, Class 2A1
4.50% due 12/25/2018	245,157	235,103
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-3, Class 2A1
5.25% due 04/25/2033	235,468	232,961
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR15, Class A1
5.6815% due 10/25/2036 (b)	2,159,071	2,156,996
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A6
4.109% due 06/25/2035 (b)	675,000	686,311

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $38,448,630)		$37,976,863

ASSET BACKED SECURITIES - 2.33%
Advanta Business Card Master Trust,
Series 2005-A1, Class A1
5.42% due 04/20/2011 (b)	375,000	374,649
Advanta Business Card Master Trust,
Series 2005-A3, Class A3
4.70% due 10/20/2011	375,000	371,426
ARG Funding Corp., Series 2005-2A, Class A1
4.54% due 05/20/2009	570,000	565,632
Bear Stearns Asset Backed Securities Inc,
Series 2005-CL1, Class A1
5.85% due 09/25/2034 (b)	222,446	223,315
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3
4.80% due 12/15/2035 (b)	250,000	238,750
Countrywide Asset-Backed Certificates, Series
2006-S2, Class A5
5.753% due 07/25/2027	825,000	827,063
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	62,483	62,179
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
5.63% due 09/25/2033 (b)	55,683	55,697
CPS Auto Trust, Series 2006-A, Class 1A4
5.33% due 11/15/2012	700,000	703,281
CPS Auto Trust, Series 2006-C, Class A4
5.14% due 06/17/2013	824,998	822,162
CPS Auto Trust, Series 2005-C, Class A2
4.79% due 03/15/2012	510,000	504,059
Discover Card Master Trust I,
Series 1996-4, Class A
5.725% due 10/16/2013 (b)	675,000	684,656

Income & Value Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Drive Auto Receivables Trust,
Series 2006-2, Class A3
5.33% due 04/15/2014	$450,000	$452,672
First Investors Auto Owner Trust,
Series 2005-A, Class A2
4.23% due 07/16/2012	339,559	337,137
Greenpoint Manufactured Housing,
Series 2000-7, Class A1
5.64% due 06/17/2022 (b)	92,621	92,853
Hertz Vehicle Financing LLC, Series
2005-2A, Class A6
5.08% due 11/25/2011	330,000	330,138
IndyMac Home Equity Loan Asset-Backed Trust,
Series 2004-B, Class A2B
5.71% due 11/25/2034 (b)	14,451	14,456
Long Beach Mortgage Loan Trust,
Series 2005-WL2, Class 3A2
5.43% due 08/25/2035 (b)	6,699	6,699
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 08/25/2034 (b)	510,000	506,525
Peco Energy Transition Trust,
Series 1999-A, Class A7
6.13% due 03/01/2009	540,000	544,538
PG&E Energy Recovery Funding LLC,
Series 2005-1, Class A3
4.14% due 09/25/2012	420,000	410,468
PG&E Energy Recovery Funding LLC,
Series 2005-2, Class A2
5.03% due 03/25/2014	1,000,000	999,171
PG&E Energy Recovery Funding LLC,
Series 2005-2, Class A3
5.12% due 12/25/2014	500,000	500,758
Rental Car Finance Corp., Series 2005-1A, Class A2
4.59% due 06/25/2011	500,000	489,597
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	137,393	136,290
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	625,000	617,574
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
5.66% due 10/25/2035 (b)	120,129	120,212
Spirit Master Funding LLC, Series 2005-1, Class A1
5.05% due 07/20/2023	375,353	370,098
Triad Auto Receivables Owner Trust,
Series 2005-A, Class A4
4.22% due 06/12/2012	300,000	294,755
UPFC Auto Receivables Trust, Series 2005-A,
Class A3
4.34% due 12/15/2010	434,481	431,036
UPFC Auto Receivables Trust, Series 2005-B,
Class A3
4.98% due 08/15/2011	475,000	472,498
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	271,466	269,472

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Income & Value Trust (continued)

	Shares or Principal Amount		Value

ASSET BACKED SECURITIES
(continued)
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023		$71,073	$71,199
West Penn Funding LLC Transition Bonds,
Series 2005-A, Class A1
4.46% due 12/27/2010		752,469	739,771

TOTAL ASSET BACKED SECURITIES
(Cost $13,786,067)			$13,640,786

SUPRANATIONAL OBLIGATIONS - 0.24%

Supranational - 0.15%
African Development Bank
6.875% due 10/15/2015		770,000	848,031
Inter-American Development Bank
1.90% due 07/08/2009	JPY	5,000,000	43,052

			891,083

Venezuela - 0.09%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012		$510,000	542,345

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $1,446,419)			$1,433,428

SHORT TERM INVESTMENTS - 6.59%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/03/2007		$2,355,000	$2,353,304
State Street Navigator Securities Lending
Prime Portfolio (c)		36,288,360	36,288,360

TOTAL SHORT TERM INVESTMENTS
(Cost $38,642,694)			$38,641,664

REPURCHASE AGREEMENTS - 0.95%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$5,602,458 on 01/02/2007,
collateralized by $5,830,000
Federal Home Loan Mortgage
Corp., 4.125% due 11/18/2009
(valued at $5,713,400, including
interest) (c)		$5,600,000	$5,600,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,600,000)			$5,600,000

Total Investments (Income & Value Trust)
(Cost $549,966,084) - 105.75%			$620,387,738
Liabilities in Excess of Other Assets - (5.75)%			(33,747,595)

TOTAL NET ASSETS - 100.00%			$586,640,143

International Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.37%

Australia - 1.99%
Amcor, Ltd.	202,929	$1,159,701
Australia and New Zealand Banking Group,
Ltd.	122,231	2,717,994
BHP Billiton, Ltd.	266,235	5,309,451
Commonwealth Bank of Australia, Ltd.	56,427	2,200,800
Foster’s Group, Ltd.	231,357	1,261,981
Mirvac Group, Ltd. (a)	536,671	2,364,743
Qantas Airways, Ltd., ADR	292,304	1,202,733
Rio Tinto, Ltd. (a)	38,220	2,238,430
Stockland Company, Ltd. (a)	107,998	704,872
Telstra Corp., Ltd.	894,988	2,920,664
Woolworths, Ltd.	146,852	2,766,570
Zinifex, Ltd.	134,839	1,997,130

		26,845,069

Austria - 0.43%
Bohler Uddeholm AG	11,756	823,752
OMV AG	38,751	2,198,330
Voestalpine AG	50,172	2,831,674

		5,853,756

Belgium - 1.18%
Belgacom SA (a)	30,282	1,333,470
Colruyt SA	2,542	542,746
Delhaize Group (a)	25,953	2,162,736
Dexia	159,421	4,365,220
Fortis Group SA	126,319	5,387,441
UCB SA	30,134	2,065,784

		15,857,397

Bermuda - 0.11%
Frontline, Ltd. (a)	10,087	325,544
Noble Group, Ltd. (a)	689,639	494,542
Yue Yuen Industrial Holdings, Ltd. (a)	190,782	603,430

		1,423,516

Canada - 2.07%
Alcan Aluminum, Ltd. (a)	53,500	2,606,599
BCE, Inc. (a)	80,324	2,164,213
Canadian Imperial Bank of Commerce (a)	66,230	5,586,416
Canadian Natural Resources, Ltd. (a)	110,663	5,901,584
EnCana Corp. (a)	57,703	2,656,893
Magna International, Inc. (a)	10,000	805,474
National Bank of Canada (a)	34,135	1,928,478
Petro-Canada	96,933	3,971,641
Research In Motion, Ltd. *	7,700	984,469
Teck Cominco, Ltd.	17,300	1,304,848

		27,910,615

Cayman Islands - 0.05%
Foxconn International Holdings, Ltd. *	198,000	651,718

Denmark - 0.23%
A P Moller- Maersk AS, Series A	129	1,166,718
Danske Bank AS	27,481	1,220,848

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Denmark (continued)
H. Lundbeck AS	26,845	$740,026

		3,127,592

Finland - 2.25%
Fortum Corp. Oyj	164,411	4,677,590
Kesko Oyj (a)	51,733	2,732,041
Kone Corp. Oyj (a)	15,092	855,168
Metso Oyj	28,983	1,462,527
Nokia AB Oyj	319,315	6,522,781
OKO Bank - A (a)	25,000	418,973
Outokumpu Oyj (a)	96,196	3,765,050
Rautaruukki Oyj	91,091	3,624,143
Sampo Oyj, A Shares (a)	176,458	4,722,281
YIT Oyj	53,334	1,474,452

		30,255,006

France - 10.79%
Air France KLM	48,966	2,060,590
BNP Paribas SA (a)	222,063	24,219,300
Cap Gemini SA	44,830	2,812,949
Carrefour SA	49,709	3,013,482
Casino Guich-Perrachon SA	37,436	3,477,800
Compagnie De Saint Gobain SA	53,208	4,469,077
Compagnie Generale des Etablissements
Michelin, Class B	37,664	3,603,354
Credit Agricole SA	167,480	7,041,274
Groupe Danone SA (a)	23,219	3,517,450
Lafarge SA	32,047	4,765,998
L’Oreal SA	33,630	3,368,303
Peugeot SA	93,191	6,173,340
Pinault-Printemps-Redoute SA	5,957	889,850
Publicis Groupe SA	31,774	1,339,631
Renault Regie Nationale SA	88,247	10,597,023
Sanofi-Aventis	77,211	7,127,044
Societe Generale	37,546	6,371,581
Suez SA	112,180	5,807,327
Total SA (a)	595,248	42,927,011
Vallourec SA	6,040	1,755,877

		145,338,261

Germany - 8.09%
Adidas-Salomon AG (a)	18,388	915,512
Allianz AG	18,282	3,733,576
Altana AG (a)	75,737	4,697,302
BASF AG	14,670	1,429,628
Bayerische Motoren Werke (BMW) AG	103,799	5,959,705
Bilfinger Berger AG	13,723	1,005,405
Commerzbank AG	83,939	3,195,598
DaimlerChrysler AG	65,563	4,048,995
Deutsche Bank AG	100,652	13,460,024
Deutsche Lufthansa AG	72,828	2,003,766
Deutsche Post AG	126,499	3,812,639
E.ON AG	63,459	8,611,040
Fresenius AG	8,119	1,744,320

International Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Germany (continued)
Hochtief AG	28,037	$2,042,270
KarstadtQuelle AG * (a)	47,733	1,383,228
MAN AG	47,741	4,312,915
Metro AG	30,822	1,964,900
Muenchener Rueckversicherungs-
Gesellschaft AG	81,287	13,989,681
Puma AG	5,096	1,988,288
Salzgitter AG	27,672	3,616,909
Solarworld AG (a)	17,046	1,070,710
Suedzucker AG (a)	86,433	2,090,666
Thyssen Krupp AG	247,962	11,678,154
TUI AG * (a)	129,125	2,579,757
Volkswagen AG (a)	66,893	7,581,686

		108,916,674

Hong Kong - 0.60%
Bank of East Asia, Ltd.	99,200	563,752
CLP Holdings, Ltd.	358,596	2,655,720
Hong Kong Electric Holdings, Ltd.	311,146	1,518,205
Hong Kong Exchange & Clearing, Ltd.	307,000	3,378,832

		8,116,509

Ireland - 0.86%
C&C Group PLC	39,316	697,805
CRH PLC	115,959	4,826,237
DCC PLC	24,982	848,881
Depfa Bank PLC	242,360	4,333,540
Kerry Group PLC	32,884	821,444

		11,527,907

Italy - 3.23%
Banca Monte dei Paschi Siena SpA (a)	362,496	2,345,111
Banco Popolare Di Verona e Novara SpA (a)	122,872	3,526,588
Benetton Group SpA	44,477	848,684
Enel SpA	404,405	4,170,499
Eni SpA (a)	717,526	24,125,682
Fiat SpA * (a)	160,565	3,068,047
Impregilo SpA *	57,863	322,986
Italcementi SpA	48,474	847,554
UniCredito Italiano SpA	480,153	4,207,172

		43,462,323

Japan - 23.19%
Aderans Company, Ltd. (a)	18,935	470,094
Alps Electric Company, Ltd.	87,454	948,566
Astellas Pharmaceuticals, Inc.	58,626	2,664,706
Canon, Inc. (a)	212,000	11,933,627
Central Japan Railway Company, Ltd.	153	1,581,096
Chubu Electric Power Company, Inc.	152,201	4,552,284
Cosmo Oil Company, Ltd. (a)	123,000	500,164
Daiei, Inc. * (a)	86,742	1,163,119
Daiichi Sankyo Company, Ltd.	160,369	5,012,163
Daikyo, Inc. * (a)	321,112	1,645,691
Daiwa Securities Group, Inc.	167,000	1,873,094
East Japan Railway Company	242	1,616,383

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Eisai Company, Ltd.	49,420	$2,715,453
Elpida Memory, Inc. *	36,000	1,978,072
Fuji Heavy Industries, Ltd.	307,884	1,580,484
Fuji Photo Film Company, Ltd.	28,900	1,187,322
Fujikura, Ltd.	179,000	1,574,568
Fujitsu, Ltd.	117,000	918,110
Haseko Corp. * (a)	812,653	2,908,550
Hokkaido Electric Power Company, Inc.	52,901	1,351,137
Honda Motor Company, Ltd. (a)	784,588	30,981,421
Ishikawajima-Harima Heavy Industries Company, Ltd. (a)	408,231	1,382,206
Isuzu Motors, Ltd.	569,458	2,674,455
Itochu Corp.	768,953	6,311,843
Japan Tobacco, Inc.	511	2,468,599
JFE Holdings, Inc. (a)	29,500	1,519,303
Kansai Electric Power Company, Ltd.	156,800	4,228,759
Kao Corp.	79,950	2,156,182
Kawasaki Kisen Kaisha, Ltd. (a)	519,000	4,059,559
Kirin Brewery Company, Ltd. (a)	76,000	1,194,673
Komatsu, Ltd.	95,051	1,928,571
Konami Corp. (a)	57,477	1,738,435
Konica Minolta Holdings, Inc.	66,500	938,626
Kubota Corp.	158,000	1,462,852
Kyocera Corp.	27,400	2,582,886
Kyushu Electric Power Company, Inc.	86,120	2,271,933
LeoPalace21 Corp.	35,610	1,136,887
Marubeni Corp.	604,176	3,065,930
Marui Company, Ltd. (a)	56,190	655,255
Mazda Motor Corp.	391,512	2,674,222
Mediceo Holdings Company, Ltd. (a)	30,000	568,368
Mitsubishi Corp.	520,505	9,795,683
Mitsubishi Estate Company, Ltd.	164,596	4,259,237
Mitsubishi Heavy Industries, Ltd.	303,000	1,377,215
Mitsubishi Rayon Company, Ltd. (a)	132,080	887,746
Mitsubishi UFJ Financial Group, Inc.	628	7,756,018
Mitsui & Company, Ltd. (a)	389,440	5,824,013
Mitsui O.S.K. Lines, Ltd.	172,000	1,696,518
Mitsui Trust Holdings, Inc.	508,447	5,835,233
Mitsumi Electric Company, Ltd. (a)	41,100	904,701
Mizuho Financial Group, Inc.	499	3,563,537
Murata Manufacturing Company, Ltd.	29,800	2,015,459
Nikon Corp. (a)	96,773	2,122,054
Nintendo Company, Ltd.	18,900	4,906,616
Nippon Oil Corp.	287,000	1,919,362
Nippon Sheet Glass Company, Ltd.	146,000	684,461
Nippon Telegraph & Telephone Corp.	1,419	6,986,213
Nippon Yakin Kogyo Company, Ltd.	76,000	491,661
Nippon Yusen Kabushiki Kaisha (a)	274,000	2,002,773
Nissan Motor Company, Ltd. (a)	1,181,600	14,225,858
Nomura Holdings, Inc. (a)	141,900	2,676,459
NTT DoCoMo, Inc.	4,750	7,502,626
Orix Corp.	11,173	3,233,857

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Osaka Gas Company, Ltd.	843,880	$3,140,843
Pacific Metals Company, Ltd.	166,000	1,627,574
Pioneer Electronic Corp. (a)	75,800	1,040,598
Resona Holdings, Inc. * (a)	2,053	5,605,755
Ricoh Company, Ltd.	306,000	6,247,259
Seven & I Holdings Company, Ltd.	25,000	777,148
Shinko Securities Company, Ltd.	159,000	617,164
Showa Shell Sekiyu K.K. (a)	45,800	512,544
Sojitz Holdings Corp. * (a)	585,300	1,780,118
Sony Corp.	62,400	2,673,724
Sumco Corp. (a)	23,000	1,943,961
Sumitomo Chemical Company, Ltd.	241,000	1,868,876
Sumitomo Corp.	288,404	4,315,459
Sumitomo Metal Mining Company, Ltd. (a)	204,000	2,617,164
Sumitomo Mitsui Financial Group, Inc.	64	655,997
Sumitomo Realty & Development Company, Ltd.	124,000	3,979,668
Sumitomo Trust & Banking Company, Ltd.	171,552	1,798,756
Taisho Pharmaceuticals Company, Ltd. (a)	37,210	676,830
Takeda Pharmaceutical Company, Ltd.	351,111	24,100,625
The Tokyo Electric Power Company, Ltd. (a)	83,961	2,715,815
Toho Zinc Company, Ltd. (a)	99,000	940,718
Tohoku Electric Power Company, Inc.	80,600	2,014,577
Tokyo Electron, Ltd. (a)	37,600	2,963,142
Tokyo Gas Company, Ltd.	569,603	3,029,269
Tokyo Steel Manufacturing Company, Ltd.	77,800	1,219,700
TonenGeneral Sekiyu K.K. (a)	128,867	1,276,490
Toray Industries, Inc.	198,000	1,483,856
Toshiba Corp. (a)	295,000	1,920,815
Toyo Tire & Rubber Company, Ltd.	84,188	408,120
Toyota Motor Corp.	185,500	12,405,629
YASKAWA Electric Corp. (a)	97,304	1,125,710

		312,326,852

Netherlands - 7.55%
ABN AMRO Holdings NV	613,871	19,725,073
Aegon NV	415,398	7,915,423
Akzo Nobel NV	37,329	2,276,276
Buhrmann NV	61,870	919,308
Corio NV (a)	9,531	778,523
CSM NV	29,490	1,135,151
DSM NV	34,787	1,718,222
Euronext NV	26,597	3,141,219
Hagemeyer NV * (a)	192,794	976,939
Heineken Holding NV	28,901	1,174,644
Heineken NV	143,072	6,802,389
ING Groep NV	634,292	28,115,238
Koninklijke (Royal) KPN NV	102,824	1,461,345
Koninklijke Ahold NV *	255,661	2,719,206
Mittal Steel Company NV	285,581	12,051,755
Oce-Van Der Grinten NV (a)	40,496	662,104
Reed Elsevier NV	272,152	4,639,985
Stork NV * (a)	8,499	446,144

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
TNT Post Group NV	71,805	$3,087,083
Vedior NV	48,955	1,014,882
Wereldhave NV	7,327	975,573

		101,736,482

Norway - 0.18%
Statoil ASA (a)	64,182	1,702,966
Yara International ASA	32,325	735,721

		2,438,687

Singapore - 1.14%
CapitaLand, Ltd. *	467,797	1,890,767
Cosco Corp. Singapore, Ltd.	821,400	1,231,605
DBS Group Holdings, Ltd.	362,769	5,344,750
Keppel Land, Ltd.	256,462	1,153,615
K-REIT Asia *	51,292	83,595
Neptune Orient Lines, Ltd. (a)	463,512	631,533
SembCorp Industries, Ltd.	469,198	1,174,563
SembCorp Marine, Ltd.	201,733	447,141
Singapore Technologies Engineering, Ltd.	199,317	400,206
Singapore Telecommunications, Ltd.	555,210	1,187,189
StarHub, Ltd.	145,330	249,172
United Overseas Bank, Ltd.	127,000	1,606,180

		15,400,316

Spain - 1.54%
ACS Actividades SA	15,574	877,753
Fomento de Construcciones SA (a)	13,185	1,343,198
Gas Natural SDG SA	33,169	1,312,657
Iberdrola SA (a)	112,517	4,917,575
Repsol SA (a)	205,895	7,118,519
Sacyr Vallehermoso SA (a)	27,998	1,662,578
Telefonica SA	168,002	3,573,732

		20,806,012

Sweden - 1.85%
Electrolux AB, Series B	134,927	2,703,592
Nordea Bank AB	223,000	3,440,955
Sandvik AB	159,000	2,313,886
Scania AB, Series B (a)	30,600	2,152,723
Skandinaviska Enskilda Banken AB, Series A	105,000	3,340,183
Svenska Cellulosa AB, Series B	33,706	1,762,402
Svenska Handelsbanken AB, Series A	59,400	1,798,368
Tele2 AB, Series B (a)	146,080	2,136,547
Teliasonera AB	315,000	2,591,522
Volvo AB, Series B	38,600	2,661,894

		24,902,072

Switzerland - 4.27%
ABB, Ltd.	364,086	6,522,592
Baloise Holding AG	13,444	1,342,581
Credit Suisse Group AG	41,715	2,915,758
Geberit AG	977	1,504,371
Nestle SA	10,000	3,550,199
Novartis AG	137,039	7,893,240

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Serono AG, Series B	1,575	$1,412,741
Swiss Life Holding *	5,560	1,391,538
Swiss Re	52,101	4,425,584
UBS AG *	151,078	9,172,571
Unaxis Holding AG * (a)	3,395	1,677,110
Zurich Financial Services AG	58,628	15,766,805

		57,575,090

United Kingdom - 23.77%
Alliance & Leicester PLC	81,586	1,818,505
AMEC PLC	130,822	1,080,028
Anglo American PLC	175,530	8,564,099
Arriva PLC	92,674	1,386,781
AstraZeneca Group PLC	350,013	18,811,564
Aviva PLC	237,235	3,819,506
BAE Systems PLC	144,469	1,204,720
Barclays PLC	232,310	3,321,600
Barratt Developments PLC	194,835	4,712,925
BBA Aviation PLC	257,859	1,381,326
Berkeley Group Holdings PLC *	39,235	1,314,862
BG Group PLC	326,969	4,438,093
Boots Group PLC	202,034	3,314,102
British American Tobacco, Ltd.	71,477	2,000,577
British Land Company PLC	35,126	1,179,224
BT Group PLC	2,195,375	12,964,407
Cadbury Schweppes PLC	304,187	3,256,023
Centrica PLC	960,455	6,668,834
Cobham PLC	466,728	1,771,178
Compass Group PLC	342,065	1,942,957
Dixons Group PLC	666,160	2,498,641
EMI Group PLC	213,535	1,108,336
FirstGroup PLC	64,064	721,504
George Wimpey PLC	396,616	4,338,604
GlaxoSmithKline PLC	1,335,050	35,144,180
Hanson PLC	118,875	1,793,989
HBOS PLC	274,075	6,076,765
Home Retail Group	164,441	1,320,537
IMI PLC	74,896	743,744
Imperial Chemical Industries PLC	246,287	2,180,402
Imperial Tobacco Group PLC	206,314	8,122,344
J Sainsbury PLC	346,054	2,773,890
Kingfisher PLC	619,364	2,893,283
Ladbrokes PLC	130,127	1,066,007
Lloyds TSB Group PLC	289,048	3,235,511
London Stock Exchange Group PLC	37,888	972,142
Man Group PLC	336,786	3,448,297
Marks & Spencer Group PLC	366,647	5,149,012
Michael Page International PLC	139,606	1,236,629
National Grid PLC, ADR	343,494	4,958,419
Next Group PLC	114,875	4,049,996
Northern Rock PLC	44,953	1,037,195
Old Mutual PLC	970,357	3,311,776

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Core Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Rank Group PLC	117,148	$536,344
Reckitt Benckiser PLC	61,083	2,792,401
Rio Tinto PLC	362,585	19,302,604
Royal & Sun Alliance PLC	955,879	2,855,153
Royal Bank of Scotland Group PLC	711,909	27,789,990
Royal Dutch Shell PLC, A Shares (a)	323,109	11,392,736
Royal Dutch Shell PLC, A Shares (a)	168,482	5,890,448
Royal Dutch Shell PLC, B Shares	242,381	8,497,834
Scottish & Newcastle PLC	139,942	1,533,574
Scottish & Southern Energy PLC	106,124	3,230,139
Scottish Power PLC	213,966	3,134,751
Tate & Lyle PLC	167,862	2,526,695
Taylor Woodrow PLC	576,914	4,816,506
Tesco PLC	565,692	4,481,828
Tomkins PLC	410,944	1,978,030
United Utilities PLC	150,748	2,303,047
Vodafone Group PLC	8,489,890	23,529,631
William Morrison Supermarket PLC	560,679	2,794,851
Wolseley PLC	39,632	957,118
Xstrata PLC	135,254	6,755,335

		320,231,529
TOTAL COMMON STOCKS (Cost $1,028,123,466)		$1,284,703,383

PREFERRED STOCKS - 0.40%
Germany - 0.27%
Henkel KGaA, Non-Voting	9,773	1,437,697
Volkswagen AG, Non-Voting	30,297	2,260,866

		3,698,563

Italy - 0.13%
Unipol SpA	542,757	1,758,326
TOTAL PREFERRED STOCKS (Cost $3,624,350)		$5,456,889

SHORT TERM INVESTMENTS - 14.22%
State Street Navigator Securities
Lending Prime Portfolio (c)	$191,536,321	$191,536,321
TOTAL SHORT TERM INVESTMENTS
(Cost $191,536,321)		$191,536,321

REPURCHASE AGREEMENTS - 3.65%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$49,222,594 on 01/02/2007,
collateralized by $50,000,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at
$50,187,500, including interest) (c)	$49,201,000	$49,201,000
TOTAL REPURCHASE AGREEMENTS
(Cost $49,201,000)		$49,201,000

Total Investments (International Core Trust)
(Cost $1,272,485,137) - 113.64%	$1,530,897,593
Liabilities in Excess of Other Assets - (13.64)%	(183,806,261)

TOTAL NET ASSETS - 100.00%	$1,347,091,332

The portfolio had the following five top industry concentrations as of December 31, 2006 (as a percentage of total net assets):

Banking	12.76%
%
International Oil	7.97%
%
Automobiles	7.94%
%
Insurance	6.81%
%
Pharmaceuticals	5.71%

International Opportunities Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.35%
Australia - 4.36%
CSL, Ltd.	239,835	$12,358,195
Macquarie Bank, Ltd.	303,072	18,856,102

		31,214,297

Austria - 2.93%
Erste Bank der Oesterreichischen Sparkassen AG (a)	273,171	20,943,693

Bermuda - 3.02%
Esprit Holdings, Ltd.	1,929,500	21,595,733

Brazil - 2.79%
Gafisa SA *	275,291	4,118,405
Unibanco - Uniao De Bancos Brasileiros SA, ADR * (a)	170,583	15,857,396

		19,975,801

Canada - 1.88%
Canadian National Railway Company	153,016	6,584,278
Shoppers Drug Mart Corp.	160,171	6,884,302

		13,468,580

China - 3.77%
CNOOC, Ltd., ADR (a)	77,732	7,355,779
Industrial & Commercial Bank of China *	31,482,000	19,631,724

		26,987,503

France - 9.88%
AXA Group	381,904	15,456,477
JC Decaux SA	238,282	6,816,996
LVMH Moet Hennessy SA (a)	133,413	14,075,348
Vallourec SA	48,599	14,128,120
Veolia Environnement SA	262,781	20,251,134

		70,728,075

Germany - 4.65%
Continental AG	197,404	22,949,562
SAP AG	194,552	10,335,988

		33,285,550

Hong Kong - 3.90%
China Mobile, Ltd.	1,536,000	13,300,967
Melco PBL Entertainment Macau, Ltd., ADR * (a)	322,221	6,850,419

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Opportunities Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Shangri-La Asia, Ltd.	2,965,222	$7,739,406

		27,890,792

India - 1.29%
ICICI Bank, Ltd., SADR	220,660	9,210,348

Italy - 3.80%
Banca Intesa SpA (a)	1,885,750	14,557,356
San Paolo-IMI SpA	546,054	12,682,089

		27,239,445

Japan - 11.28%
Advantest Corp. (a)	128,900	7,385,827
Daikin Industries, Ltd. (a)	253,375	8,813,043
Marubeni Corp.	1,777,000	9,017,501
Mitsui Trust Holdings, Inc.	879,000	10,087,914
Nippon Electric Glass Company, Ltd. (a)	318,695	6,693,867
Sega Sammy Holdings, Inc. (a)	256,889	6,928,071
Toyota Motor Corp.	344,965	23,070,123
Yamada Denki Company, Ltd. (a)	103,272	8,763,261

		80,759,607

Mexico - 6.70%
America Movil SA de CV, Series L	522,331	23,619,808
Cemex SA, ADR *	600,651	20,350,056
Wal-Mart de Mexico SA de CV, Series V	900,300	3,961,970

		47,931,834

Norway - 1.09%
Acergy SA * (a)	405,861	7,820,058

Singapore - 1.00%
CapitaLand, Ltd. * (a)	1,769,413	7,151,707

South Korea - 2.60%
Samsung Electronics Company, Ltd., GDR	56,531	18,598,699

Sweden - 3.17%
Telefonaktiebolaget LM Ericsson, SADR	564,912	22,726,410

Switzerland - 13.83%
ABB, Ltd.	626,354	11,221,117
Lonza Group AG	154,511	13,339,899
Nestle SA	38,446	13,649,094
Roche Holdings AG	154,742	27,721,992
Syngenta AG *	63,429	11,789,738
UBS AG	350,584	21,285,406

		99,007,246

Taiwan - 1.40%
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR (a)	915,056	10,001,562
United Kingdom - 15.01%
BAE Systems PLC	2,990,621	24,938,633
Diageo PLC	714,145	14,022,563
Man Group PLC	1,820,213	18,636,865
Northern Rock PLC	483,078	11,146,003
Reckitt Benckiser PLC	226,391	10,349,435
Royal Bank of Scotland Group PLC	356,354	13,910,590

International Opportunities Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Tesco PLC	1,820,860	$14,426,192

		107,430,281
TOTAL COMMON STOCKS (Cost $599,676,344)		$703,967,221

SHORT TERM INVESTMENTS - 8.62%
State Street Navigator Securities
Lending Prime Portfolio (c)	$61,742,295	$61,742,295
TOTAL SHORT TERM INVESTMENTS
(Cost $61,742,295)		$61,742,295

REPURCHASE AGREEMENTS - 1.83%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$13,076,737 on 1/2/2007,
collateralized by $3,130,000
Federal Home Loan Mortgage
Corp., 4.125% due 11/18/2009
(valued at $3,067,400, including
interest) and $10,230,000 Federal
National Mortgage Association,
5.20% due 11/20/2009 (valued at
$10,268,363, including interest) (c)	$13,071,000	$13,071,000
TOTAL REPURCHASE AGREEMENTS
(Cost $13,071,000)		$13,071,000
Total Investments (International Opportunities Trust)
(Cost $674,489,639) - 108.80%		$778,780,516
Liabilities in Excess of Other Assets - (8.80)%		(63,014,459)

TOTAL NET ASSETS - 100.00%		$715,766,057

The portfolio had the following five top industry concentrations as of December 31, 2006 (as a percentage of total net assets):

Banking	17.34%

Financial Services	8.76%

Cellular Communications	5.16%

Retail Trade	4.79%

Liquor	3.93%

International Small Cap Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 92.27%
Australia - 4.51%
Billabong International, Ltd. (a)	410,076	$5,624,418
Downer EDI, Ltd. (a)	1,359,303	7,489,580
PaperlinX, Ltd.	3,111,713	9,639,535
Repco Corp., Ltd. (a)	4,155,135	5,584,361

		28,337,894

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Belgium - 1.06%
Barco NV (a)	73,355	$6,679,152

Bermuda - 5.24%
Bio-Treat Technology, Ltd. (a)	8,938,000	3,525,206
Giordano International, Ltd.	8,686,017	4,746,396
Ngai Lik Industrial Holding, Ltd.	20,564,201	1,771,500
People's Food Holdings, Ltd.	14,849,370	12,100,598
Texwinca Holdings, Ltd. (a)	9,625,324	6,682,878
Yue Yuen Industrial Holdings, Ltd. (a)	1,292,553	4,088,254

		32,914,832

Brazil - 0.62%
Companhia de Saneamento de Minas Gerais *	329,500	3,866,030

Canada - 10.29%
Abitibi-Consolidated, Inc.	2,036,300	5,224,418
ATS Automation Tooling Systems, Inc. *	452,500	4,333,190
Domtar, Inc. *	687,390	5,809,844
Dorel Industries, Inc., Class B *	224,400	6,073,087
Legacy Hotels Real Estate Investment, REIT	849,991	6,914,291
MDS, Inc.	451,384	8,238,320
North West Company	635,904	8,473,991
Open Text Corp. *	490,902	10,075,833
Quebecor World, Inc.	569,859	6,601,250
Saxon Energy Services, Inc. *	831,400	2,917,819

		64,662,043

Cayman Islands - 0.70%
Chitaly Holdings, Ltd.	6,728,000	1,401,379
TCL Communication Technology
Holdings, Ltd. *	93,375,008	3,001,408

		4,402,787

China - 3.15%
BYD Company, Ltd., H Shares * (a)	1,437,246	5,506,831
China Communications Services Corp., Ltd.,
H Shares *	704,000	401,893
China Oilfield Services Ltd., H shares (a)	11,551,315	8,020,096
Sinotrans, Ltd., Class H (a)	16,294,000	5,886,924

		19,815,744

Denmark - 1.50%
Vestas Wind Systems AS *	223,745	9,454,795

Finland - 2.72%
Amer Sport Oyj (a)	363,010	7,990,191
Elcoteq SE	197,000	2,542,422
Huhtamaki Oyj (a)	334,624	6,570,563

		17,103,176

Germany - 3.48%
Jenoptik AG * (a)	1,004,361	9,940,166
Vossloh AG (a)	158,410	11,944,428

		21,884,594

Hong Kong - 4.36%
China Pharmaceutical Group, Ltd. *	15,436,705	2,183,241
China Resource Power Holdings, Ltd.	3,720,559	5,663,883
Dah Sing Financial Group (a)	628,929	5,692,836

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hong Kong (continued)
Fountain Set Holdings, Ltd.	16,101,998	$4,492,560
Lerado Group Holdings	13,967,612	1,580,372
Travelsky Technology, Ltd. (a)	1,799,302	2,748,368
Weiqiao Textile Company, Ltd.	3,729,746	5,025,681

		27,386,941

Indonesia - 0.63%
Astra International Tbk PT	2,284,706	3,988,423

Japan - 4.96%
Meitec Corp. (a)	164,466	4,988,215
Nichii Gakkan Company, Ltd. (a)	508,900	7,542,110
Sohgo Security Services Company, Ltd. (a)	631,986	12,716,711
Takuma Company, Ltd. (a)	666,000	3,894,442
Tokyo Individualized Educational Institute, Inc. (a)	803,556	2,045,599

		31,187,077

Luxembourg - 0.51%
Thiel Logistik AG * (a)	816,376	3,188,779

Mexico - 0.58%
Promotora Ambiental SA de CV *	2,183,500	3,638,998

Netherlands - 7.19%
Aalberts Industries NV	66,247	5,725,983
Draka Holdings * (a)	311,096	10,591,481
Imtech NV	60,669	3,854,033
OPG Groep NV	95,079	11,166,502
SBM Offshore NV	158,248	5,439,870
Vedior NV (a)	404,580	8,387,318

		45,165,187

Philippines - 0.11%
PNOC Energy Development Corp. *	6,700,000	662,893

Singapore - 2.49%
Cerebos Pacific, Ltd.	210,209	479,632
Huan Hsin Holdings, Ltd.	2,450,627	886,664
Osim International, Ltd. (a)	5,422,237	4,948,748
Venture Corp., Ltd.	1,057,000	9,302,454

		15,617,498

South Korea - 6.14%
Daeduck Electronics Company, Ltd. *	513,650	3,932,460
Daegu Bank *	303,370	5,186,649
Halla Climate Control *	788,730	10,473,995
Pusan Bank *	704,410	8,786,189
Sindo Ricoh Company, Ltd. *	87,910	5,388,032
Youngone Corp. *	859,380	4,823,617

		38,590,942

Sweden - 1.26%
D. Carnegie & Company AB (a)	367,065	7,918,751

Switzerland - 2.06%
Kuoni Reisen Holding AG, Series B *	6,082	3,251,313
Verwaltungs-und Privat-Bank AG	36,437	9,709,363

		12,960,676

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan - 10.52%
Acbel Polytech, Inc.	6,720,326	$2,639,060
BenQ Corp. *	5,171,000	2,768,337
D-Link Corp.	13,300,320	17,423,644
Fu Sheng Industrial Company, Ltd.	5,410,496	5,295,132
Giant Manufacturing Company, Ltd.	985,000	1,616,736
KYE System Corp.	4,251,958	4,852,672
Pihsiang Machinery Manufacturing Company,
Ltd.	3,527,000	6,275,993
Simplo Technology Company, Ltd.	1,762,000	6,378,770
Ta Chong Bank Company, Ltd.	1,360,000	456,880
Taiwan Fu Hsing	2,863,310	2,538,722
Taiwan Green Point Enterprises Company, Ltd.	3,329,442	11,031,745
Test-Rite International Company, Ltd.	8,205,171	4,795,475

		66,073,166

Thailand - 3.85%
Bank of Ayudhya PLC	8,900,000	4,554,634
BEC World PCL	5,150,502	3,006,241
Glow Energy PCL	9,359,024	8,543,507
Total Access Communication PCL * (a)	1,880,041	8,084,176

		24,188,558

United Kingdom - 12.27%
Bodycote International	1,422,292	6,358,522
Burberry Group PLC	505,201	6,387,296
DS Smith PLC	1,252,768	4,809,316
Fiberweb PLC *	864,600	3,522,372
FKI PLC	4,634,450	9,372,272
Future PLC	7,431,290	6,622,657
Game Group PLC	8,007,545	17,801,306
iSOFT Group PLC * (a)	4,960,660	5,489,648
John Wood Group PLC	1,123,945	5,767,704
Yule Catto & Company PLC	2,419,542	10,994,558

		77,125,651

United States - 2.07%
GSI Group, Inc. *	583,548	5,654,580
Steiner Leisure, Ltd. *	161,154	7,332,507

		12,987,087

TOTAL COMMON STOCKS (Cost $457,147,939)		$579,801,674

SHORT TERM INVESTMENTS - 17.48%
Dresdner Bank AG Euro Dollar Time Deposit
5.30% due 01/02/2007	$27,720,000	$27,720,000
State Street Navigator Securities Lending
Prime Portfolio (c)	82,115,046	82,115,046

TOTAL SHORT TERM INVESTMENTS
(Cost $109,835,046)		$109,835,046

International Small Cap Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 0.28%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$1,743,765 on 01/02/2007,
collateralized by $1,775,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at $1,781,656,
including interest) (c)	$1,743,000	$1,743,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,743,000)		$1,743,000

Total Investments (International Small Cap Trust)
(Cost $568,725,985) - 110.03%		$691,379,720
Liabilities in Excess of Other Assets - (10.03)%		(63,027,755)

TOTAL NET ASSETS - 100.00%		$628,351,965

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Electrical Equipment	6.25%

Apparel & Textiles	5.82%

Computers & Business Equipment	5.02%

Banking	4.57%

Business Services	4.15%

International Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.77%

Australia - 5.72%
ABB Grain, Ltd. (a)	23,976	$127,381
Adelaide Bank, Ltd. (a)	18,448	180,898
Adelaide Brighton, Ltd. (a)	109,968	243,577
Adsteam Marine, Ltd. (a)	56,048	110,450
Alesco Corp., Ltd. (a)	17,339	157,723
Amadeus Energy, Ltd. *	46,414	34,939
Amalgamated Holdings, Ltd.	6,136	28,827
Ansell, Ltd.	23,799	211,045
APA Group	69,680	230,685
Aquila Resources, Ltd. *	15,222	40,556
ARB Corp., Ltd.	16,596	47,879
ARC Energy, Ltd. *	36,597	38,223
Aspen Group	36,231	53,120
Ausdrill, Ltd.	39,398	56,521
Auspine, Ltd.	12,922	42,882
Austal, Ltd.	38,731	105,022
Austar United Communications, Ltd. *	94,934	98,778
Austereo Group, Ltd.	66,947	112,402
Australian Agricultural Company, Ltd.	56,610	82,552
Australian Infrastructure Fund (a)	59,700	127,058

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Australian Worldwide Exploration, Ltd. * (a)	75,123	$180,608
AVJennings, Ltd.	46,839	40,982
Babcock & Brown Environmental
Investments, Ltd. *	19,027	22,497
Ballarat Goldfields NL *	147,981	32,661
Bank of Queensland, Ltd. (a)	16,294	199,982
BayCorp Advantage, Ltd. (a)	44,030	91,278
Beach Petroleum, Ltd. (a)	118,731	137,577
Bendigo Mining, Ltd. * (a)	69,546	42,759
Blackmores, Ltd.	1,030	14,614
Bolnisi Gold NL	54,549	131,575
Boom Logistics, Ltd. (a)	25,797	83,371
Bradken, Ltd.	11,400	71,888
Cabcharge Australia, Ltd. (a)	18,829	138,030
Campbell Brothers, Ltd.	10,177	182,417
CBH Resources, Ltd. * (a)	158,056	91,572
Cellestis, Ltd. *	15,855	47,491
Citigold Corp, Ltd. *	163,943	62,676
City Pacific, Ltd. (a)	14,564	51,086
Coates Hire, Ltd. (a)	22,908	105,635
Commander Communications, Ltd. (a)	51,239	89,664
Compass Resources NL *	15,577	69,497
ConnectEast Group *	182,325	205,517
Consolidated Rutile, Ltd.	71,020	37,788
Corporate Express Australia, Ltd. (a)	17,731	83,859
Count Financial, Ltd.	25,369	47,593
Crane Group, Ltd.	15,749	164,860
David Jones, Ltd. (a)	95,304	313,265
Devine, Ltd.	28,211	23,016
Downer EDI, Ltd.	22,185	122,236
DUET Group	45,000	103,221
Energy Developments, Ltd.	25,427	102,218
Envestra, Ltd.	185,321	167,261
Equigold NL	27,470	35,511
FKP Property Group (a)	36,589	189,776
Fleetwood Corp., Ltd.	8,292	52,224
Flight Centre, Ltd.	5,565	73,958
Forest Enterprises Australia, Ltd.	82,620	41,355
Funtastic, Ltd. (a)	29,541	37,490
Futuris Corp., Ltd. (a)	114,817	178,294
Gindalbie Metals, Ltd. * (a)	113,603	66,713
GrainCorp., Ltd.	3,922	28,442
GRD, Ltd. *	27,036	42,622
Great Southern Plantations, Ltd. (a)	44,803	99,591
GUD Holdings, Ltd. (a)	13,446	93,693
Gunns, Ltd. (a)	87,063	203,137
GWA International, Ltd.	40,169	119,687
Hardman Resources, Ltd. *	93,552	153,384
Healthscope, Ltd.	27,000	114,714
Herald Resources, Ltd. *	37,212	30,212
Hills Industries, Ltd.	38,237	169,389
IBA Health, Ltd.	61,203	61,751

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
IBT Education, Ltd.	26,000	$38,735
Incitec Pivot, Ltd. (a)	9,456	262,817
Independence Group NL (a)	20,656	65,454
Indophil Resources NL *	85,202	54,400
Infomedia, Ltd.	86,555	51,853
Invocare, Ltd.	25,259	110,901
IOOF Holdings, Ltd. (a)	13,914	121,193
Iress Market Technology, Ltd.	19,452	107,638
IWL, Ltd.	11,971	44,256
JB Hi-Fi, Ltd. (a)	21,677	111,919
Jubilee Mines NL (a)	15,147	188,168
Just Group, Ltd. (a)	47,100	137,368
Kagara Zinc, Ltd.	9,345	51,563
Kingsgate Consolidated, Ltd. (a)	11,718	38,794
MacArthur Coal, Ltd.	23,956	103,858
Macmahon Holdings, Ltd.	74,807	52,185
McGuigan Simeon Wines, Ltd. *	16,663	42,556
MFS, Ltd.	12,783	46,552
Miller's Retail, Ltd. *	51,249	62,211
Mincor Resources NL	57,399	97,729
Mineral Deposits, Ltd. *	39,608	46,207
Monadelphous Group, Ltd.	9,154	67,899
Mortgage Choice, Ltd.	20,900	43,987
Mount Gibson Iron, Ltd. * (a)	64,184	45,028
National Hire Group, Ltd.	32,653	44,399
New Hope Corp., Ltd. (a)	61,975	69,370
Oakton, Ltd.	15,761	56,900
Oceana Gold, Ltd. * (a)	73,000	42,869
Pacifica Group, Ltd. (a)	47,689	81,948
Pan Australian Resources, Ltd. *	123,891	30,762
PaperlinX, Ltd.	99,110	307,025
Peet & Company, Ltd.	16,000	48,935
Peptech, Ltd. *	37,842	48,025
Perilya, Ltd.	43,502	187,912
Perseverance Corp., Ltd. *	132,299	38,585
Petsec Energy, Ltd. * (a)	36,299	70,101
Pharmaxis, Ltd. *	25,612	59,960
PMP, Ltd. *	46,636	65,802
Port Bouvard, Ltd.	13,502	52,470
Primary Health Care, Ltd. (a)	18,301	191,863
Primelife Corp., Ltd. *	34,348	31,136
Programmed Maintenance Services, Ltd.	13,573	53,174
Rebel Sport, Ltd.	17,940	63,494
Resolute Mining, Ltd. * (a)	32,190	42,882
Ridley Corp., Ltd.	35,124	32,255
Roc Oil Company, Ltd. * (a)	62,957	153,344
Rural Press, Ltd. (a)	18,777	195,373
SAI Global, Ltd.	16,319	49,524
Sally Malay Mining, Ltd. *	47,417	86,713
Select Harvests, Ltd.	8,203	83,476
ServCorp, Ltd.	14,294	63,097
Silex Systems, Ltd. * (a)	13,874	59,602

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Australia (continued)
Sino Gold, Ltd. * (a)	12,685	$72,992
Sino Strategic International, Ltd. *	11,948	20,249
Skilled Group, Ltd.	12,793	52,941
Smorgon Steel Group, Ltd.	80,017	117,317
SMS Management & Technology, Ltd.	17,762	58,384
Spotless Group, Ltd. (a)	34,778	127,200
St. Barbara, Ltd. *	100,515	47,935
Straits Resources, Ltd.	31,496	87,638
STW Communications Group, Ltd. (a)	36,346	93,685
Summit Resources, Ltd. *	45,077	107,662
Sunland Group, Ltd. (a)	71,171	202,523
Ten Network Holdings, Ltd.	71,632	185,766
Thakral Holdings Group	138,389	102,540
TimberCorp., Ltd. (a)	38,496	91,033
Tower Australia Group, Ltd. *	43,474	104,519
Transfield Services, Ltd. (a)	33,192	250,909
Vision Group Holdings, Ltd.	13,907	46,480
Western Areas NL *	30,734	96,420
WHK Group, Ltd.	27,291	50,338

		13,401,953

Austria - 0.43%
Andritz AG	727	157,621
BWT AG	1,062	51,152
Intercell AG *	5,516	125,561
Mayr-Melnhof Karton AG	455	85,260
Palfinger AG	926	113,641
RHI AG * (a)	4,496	229,604
Wienerberger Baustoffindustrie AG	4,257	252,789

		1,015,628

Belgium - 1.02%
Arinso International *	1,589	37,974
Barco NV	2,370	215,794
Bekaert SA	2,800	349,905
CFE (CIE Francois D'enter) (a)	43	54,870
Compagnie Maritime Belge SA	1,318	56,716
Deceuninck NV	2,341	69,167
Duvel Moortgat SA	903	45,912
Elia System Operator SA/NV	872	34,429
Euronav NV	4,100	122,491
Exmar NV	1,782	54,203
Icos Vision Systems NV *	912	38,523
Ion Beam Applications *	2,557	61,951
Kinepolis	908	53,667
Melexis NV	5,118	93,201
Nord-Sumatra Investissements *	48	38,321
Omega Pharma SA	3,831	288,916
Option NV * (a)	4,632	62,958
Quick Restaurants SA	2,394	118,909
Roularta Media Group NV	1,549	122,337
SA D'Ieteren Trading NV	641	228,130
Tessenderlo Chemie NV	4,697	200,201

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Belgium (continued)
Van De Velde NV	967	$50,149

		2,398,724

Bermuda - 0.22%
Cafe de Coral Holdings, Ltd.	56,000	95,042
China Oriental Group Company, Ltd.	561,807	130,743
Digital China Holdings, Ltd.	95,000	30,903
Giordano International, Ltd.	200,000	109,288
South China Morning Post, Ltd.	26,000	9,862
Texwinca Holdings, Ltd.	218,000	151,358

		527,196

Canada - 3.53%
Aastra Technologies, Ltd. *	4,600	141,702
Abitibi-Consolidated, Inc.	29,800	76,456
AEterna Zentaris Inc. *	7,500	30,376
Agricore United	5,400	55,835
Algoma Steel, Inc. *	3,500	98,807
Angiotech Pharmaceuticals, Inc. *	9,100	74,883
Atlas Energy, Ltd. *	7,500	26,386
ATS Automation Tooling Systems, Inc. *	2,800	26,813
Ballard Power Systems, Inc. *	24,100	137,726
Boralex Inc *	2,200	19,633
BPO Properties, Ltd.	150	8,999
Breakwater Resources, Ltd. *	38,000	59,997
CAE, Inc.	13,925	128,448
Calfrac Well Services, Ltd.	1,600	30,342
Canadian Superior Energy, Inc. *	10,500	21,173
Canadian Western Bank	5,283	239,263
Canam Group, Inc.	4,200	33,372
Cardiome Pharma Corp. *	8,800	98,315
Cascades, Inc.	20,150	228,749
Catalyst Paper Corp. *	48,200	146,825
CCL Industries, Inc., Class B	2,000	48,687
Centurion Energy International, Inc. *	5,700	58,350
Certicom Corp. *	7,300	31,758
CHC Helicopter Corp.	3,000	63,326
Cogeco Cable, Inc.	1,600	44,606
COM DEV International, Ltd. *	8,800	48,780
Cott Corp. *	4,800	68,742
Crystallex International Corp. *	23,900	86,749
Descartes Systems Group, Inc. *	3,400	12,545
Domtar, Inc. *	70,400	595,023
Dorel Industries, Inc., Class B *	5,300	143,437
Dundee Corp., Class A *	950	40,229
Dundee Wealth Management, Inc.	14,558	171,888
Dynatec Corp. *	62,200	113,683
Emergis, Inc. *	22,800	103,298
EnerFlex Systems Income Fund	8,104	76,840
FirstService Corp. *	1,700	39,386
Forzani Group, Ltd. *	9,822	161,565
Galleon Energy, Inc. *	11,400	176,859
Garda World Security Corp. *	2,300	43,103

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada (continued)
Golden Star Resources, Ltd. *	13,900	$40,672
Great Basin Gold, Ltd. *	23,700	39,656
Harris Steel Group, Inc.	800	29,854
High River Gold Mines, Ltd. *	23,700	43,723
Husky Injection Molding Systems, Ltd.	7,700	34,820
Hydrogenics Corp. *	18,000	22,859
IAMGOLD, Corp.	27,720	245,470
Imax Corp. *	9,568	35,714
International Forest Products, Ltd. *	2,200	13,573
International Royalty Corp. *	10,400	50,214
Ivanhoe Energy, Inc. *	25,300	34,084
Kingsway Financial Services, Inc.	11,743	244,957
Labopharm Inc. *	13,500	79,003
Laurentian Bank of Canada	7,100	184,293
Leon's Furniture, Ltd.	889	39,057
Linamar Corp.	35,408	422,320
LionOre Mining International, Ltd. *	40,562	461,169
Major Drilling Group International *	2,400	53,709
Martinrea International, Inc. *	8,593	87,744
MEGA Brands, Inc. *	4,900	109,949
Miramar Mining Corp. *	19,200	87,482
Norbord, Inc.	13,800	105,507
North American Palladium, Ltd. *	4,900	37,294
Northern Orion Resources, Inc. *	42,098	153,162
Northgate Minerals Corp. *	26,500	92,775
Open Text Corp. *	3,000	61,575
Pason Systems, Inc.	7,700	87,611
Patheon, Inc. *	20,772	90,011
Peru Copper, Inc. *	3,300	11,270
Petrobank Energy & Resources, Ltd. *	6,300	95,792
QLT, Inc. *	27,400	232,056
Queenstake Resources, Ltd. *	10,500	1,937
Saskatchewan Wheat Pool *	21,500	163,639
ShawCor, Ltd.	1,400	30,093
Sierra Wireless, Inc. *	7,000	98,507
Sino-Forest Corp. *	33,200	223,062
St. Lawrence Cement Group, Inc.	2,000	51,484
Stantec, Inc. *	5,200	112,665
Tanzanian Royalty Exploration Corp. *	18,000	107,191
Tesco Corp. *	8,000	141,479
Transat AT, Inc., Class B	2,100	57,645
Uni-Select, Inc.	1,730	43,020
YM Biosciences, Inc. *	11,000	31,242
Zarlink Semiconductor, Inc. *	36,500	79,239

		8,281,532

China - 0.04%
China Travel International Investment
Hong Kong, Ltd.	174,000	57,496
Solomon Systech International, Ltd.	204,000	31,737

		89,233

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Denmark - 1.44%
Alm. Brand Skadesforsikring A/S *	2,600	$184,072
Amagerbanken A/S (a)	2,125	140,665
AS Det Ostasiatiske Kompagni	3,600	201,347
Bang & Olufsen A/S - B Series (a)	2,200	283,472
Capinordic A/S * (a)	7,100	37,825
DFDS A/S	600	72,213
EDB Gruppen	800	32,567
Fionia Bank A/S	170	48,142
Fluegger A/S	250	32,301
Forstaedernes Bank A/S	975	149,271
Genmab A/S *	5,600	376,641
IC Companys A/S	1,800	121,063
Lan & Spar Bank	300	24,053
NeuroSearch A/S *	3,600	204,851
NKT Holdings A/S	4,000	353,631
PARKEN Sport & Entertainment A/S *	450	101,151
Ringkjoebing Bank A/S	100	16,106
Ringkjoebing Landbobank A/S	270	51,611
Roskilde Bank	430	50,002
Royal UNIBREW A/S	900	117,877
Schouw & Company	1,700	108,470
SimCorp. A/S	950	233,551
Sjaelso Gruppen A/S (a)	150	49,116
Spar Nord Bank A/S	7,125	172,137
Sparbank Vest A/S	670	52,770
TK Development Corp. *	7,000	104,072
Vestjysk Bank A/S	1,015	56,230

		3,375,207

Finland - 1.82%
Alma Media Corp.	10,800	131,828
Amer Sport Oyj (a)	22,292	490,668
BasWare Oyj	2,400	41,330
Cramo Oyj., B Shares (a)	2,350	58,610
Finnair Oyj	400	6,551
Finnlines Oyj	3,300	74,901
F-Secure Oyj	12,250	36,371
Huhtamaki Oyj (a)	20,236	397,347
KCI Konecranes Oyj (a)	34,538	1,016,353
Kemira Oyj	13,900	312,372
Lemminkainen Oyj	2,400	114,330
M-real Oyj B Shares (a)	14,800	93,549
Nokian Renkaat Oyj (a)	18,660	382,161
Olvi Oyj	1,500	39,588
PKC Group Oyj	2,600	42,029
Poyry Oyj	6,000	93,428
Ramirent Oyj	2,100	124,148
Stockmann Oyj Abp (a)	4,700	226,253
Teleste Oyj	2,450	37,600
Uponor Oyj (a)	11,500	430,375
Vacon Oyj	1,450	49,940

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Finland (continued)
Vaisala Oyj	1,350	$58,913

		4,258,645

France - 4.01%
Alten *	4,110	153,270
Altran Technologies SA * (a)	15,624	142,467
April Group	3,596	172,681
Archos *	918	37,359
Assystem	4,374	88,888
Audika	1,685	42,914
Bacou Dalloz	1,252	167,527
Beneteau SA	2,249	244,842
Bonduelle S.C.A. (a)	1,293	157,401
Bongrain SA	1,775	175,555
Bull SA * (a)	11,037	88,406
Canal Plus	17,822	175,444
Carbone Lorraine	3,353	188,710
Cegid	888	39,841
CFF Recycling	3,422	137,277
Club Mediterranee * (a)	2,241	120,655
Compagnie Plastic-Omnium SA	1,821	81,822
Delachaux SA	935	65,825
Electricite de Strasbourg	598	142,279
Etam Developpement SA	1,766	154,507
Foncia Groupe	1,649	80,513
Gaumont SA	468	37,548
Generale de Sante	6,869	280,994
Geodis	1,023	209,917
GFI Informatique	11,081	91,537
GL Events	2,718	132,707
Groupe Crit	1,865	80,230
Groupe Go Sport *	364	31,198
Groupe Open *	2,445	44,105
Groupe Steria SCA	2,310	138,544
Guerbet	538	97,263
Guyenne et Gascogne SA	647	86,403
Havas SA	28,121	155,856
IMS-Intl Metal Service	1,512	45,671
Ingenico *	4,464	114,574
IPSOS	3,732	134,741
Kaufman & Broad SA	1,927	120,380
Lafuma SA	367	29,445
Laurent-Perrier	1,029	98,853
Lectra	4,540	33,130
LISI	594	47,971
Maisons France Confort (a)	1,467	109,860
Manitou BF SA	3,265	163,723
Manutan (Societe)	1,190	78,516
Mr Bricolage (a)	1,756	41,942
Nexans SA	4,965	635,526
Nexity	1,600	115,914
Norbert Dentressangle	972	88,503

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
France (continued)
Orpea *	1,948	$184,439
Penauille Polyservices * (a)	2,527	38,582
Petit Forestier	643	49,637
Pierre & Vacances	1,373	168,499
Pinguely-Haulotte	4,594	122,457
Provimi SA	1,993	85,474
Radiall SA	349	45,225
Rallye SA	4,064	220,038
Remy Cointreau SA	1,061	68,605
Robertet SA	257	38,967
Rubis	1,581	123,508
Saft Groupe SA *	1,521	51,181
Samse SA	120	12,937
SCOR	75,600	223,466
SEB SA	1,735	246,351
Silicon-On-Insulator Technologies *	9,950	353,854
Somfy SA	28	7,582
Sopra Group SA	1,899	152,861
Spir Communication	492	75,312
SR Teleperformance	7,404	287,834
Stallergenes	2,288	106,851
Sucriere de Pithiviers-Le-Vieil	56	54,647
Theolia SA *	6,555	106,222
Toupargel-Agrigel	862	47,240
Trigano SA	2,742	142,165
UBISOFT Entertainment SA *	5,864	197,864
Union Financiere de France BQE SA	1,436	90,995
Viel et Compagnie	6,946	43,538
Vilmorin et Compagnie	676	55,709
Virbac SA	1,341	83,170
VM Materiaux SA	260	22,816

		9,411,260

Germany - 4.55%
Aareal Bank AG *	5,748	267,525
Adlink Internet Media AG *	2,787	50,385
ADVA AG Optical Networking * (a)	4,236	48,073
Aixtron AG *	9,269	40,853
AWD Holding AG (a)	5,196	219,550
Baader Wertpapierhandelsbank AG	7,224	38,036
Balda AG (a)	8,571	80,529
Bechtle AG	3,618	91,906
Bilfinger Berger AG	6,257	458,414
Biotest AG	1,095	43,291
Boewe Systec AG (a)	415	28,187
Comdirect Bank AG (a)	13,892	169,203
Conergy AG (a)	3,100	197,175
CTS Eventim AG (a)	4,424	170,817
Curanum AG	4,385	39,927
DAB Bank AG (a)	4,866	44,948
Deutsche Euroshop AG	1,373	101,751
Deutz AG * (a)	12,688	168,268

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Douglas Holding AG	6,772	$350,036
Drillisch AG *	6,982	53,438
Duerr AG *	3,024	83,760
DVB Bank AG	111	30,211
Epcos AG (a)	12,094	241,783
Escada AG *	2,952	116,474
Evotec AG * (a)	8,820	37,826
Fielmann AG (a)	888	57,208
Fuchs Petrolub AG	908	62,306
Gerry Weber International AG (a)	1,916	44,625
GFK AG	3,458	149,764
GPC Biotech AG * (a)	6,031	153,599
Grenkeleasing AG (a)	2,175	103,497
Hawesko Holding AG	1,452	39,279
Indus Holding AG	1,153	45,036
IWKA AG * (a)	5,877	150,142
Jenoptik AG * (a)	10,554	104,453
Kloeckner-Werke AG (a)	7,157	104,833
Kontron AG (a)	8,043	116,749
Krones AG (a)	1,282	195,970
KWS Saat AG	1,154	124,567
Leoni AG	5,311	216,700
Medion AG (a)	5,909	62,926
Mobilcom AG * (a)	10,573	308,342
Morphosys AG *	835	59,909
MTU Aero Engines Holding AG	6,361	297,651
MVV Energie AG	7,277	249,671
Nemetschek AG	1,480	43,162
Norddeutsche Affinerie AG (a)	8,123	227,781
Nordex AG *	3,465	62,871
Oldenburgische Landesbank AG	1,506	100,360
Pfeiffer Vacuum Technology AG	1,555	132,147
Pfleiderer AG (a)	7,375	199,410
Qiagen AG *	24,399	374,128
QSC AG * (a)	15,992	105,515
Rational AG (a)	757	141,000
Renk AG	935	47,379
REpower Systems AG * (a)	1,532	158,192
Rhoen-Klinikum AG	4,654	225,636
Sartorius AG	2,096	107,869
SGL Carbon AG *	12,222	301,758
Singulus Technologies * (a)	7,199	115,233
Sixt AG	1,713	96,048
Software AG	4,040	318,485
Stada Arzneimittel AG (a)	10,732	615,337
Stratec Biomedical Systems	485	14,080
Takkt AG	8,363	145,121
Techem AG	4,496	329,277
Technotrans	1,646	51,043
Utimaco Safeware AG	3,229	54,626
Vivacon AG *	761	25,557
Vossloh AG	2,510	189,259

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Wincor Nixdorf AG	2,700	$419,926
Wire Card AG * (a)	14,643	151,685
WMF Wuerttembergische
Metallwarenfabrik AG	1,601	53,852
Wuerttembergische Lebensversicherung AG	905	43,470

		10,669,800

Greece - 1.27%
Aspis Bank SA *	10,322	62,384
Astir Palace Hotel SA *	5,170	42,708
Athens Medical Center SA	8,110	53,510
Attica Holdings SA	7,640	40,327
Bank of Attica *	6,050	43,590
Bank of Greece	1,770	226,212
Blue Star Maritime SA	11,110	45,448
C. Rokas SA	1,840	46,862
Delta Holdings SA	5,760	109,757
Diagnostic & Therapeutic Center of Athens
Hygeia SA *	12,675	73,929
Ethniki General Insurance Company, Inc. *	11,140	82,028
Fourlis SA	6,310	133,727
Frigoglass SA	6,090	134,368
GEK Group of Companies, SA	4,760	52,260
Geniki Bank *	7,140	82,913
Halcor SA	9,000	49,168
Hellenic Technodomiki Tev SA	24,760	276,416
Heracles General Cement Company	4,800	102,739
Iaso SA	12,190	124,183
Intracom SA *	26,470	179,539
J&P-Avax SA	12,630	99,999
Lampsa Hotel Company	3,725	66,556
Metka SA	4,120	55,455
Michaniki SA	11,010	60,730
Minoan Lines Shipping SA *	16,950	93,495
Mytilineos Holdings SA	3,880	153,602
Neochimiki Lv Lavrentiadis	2,640	54,974
S&B Industrial Minerals SA	3,520	45,986
Sarantis SA	3,860	40,953
Terna SA	6,510	109,960
Viohalco SA	18,710	233,071

		2,976,849

Hong Kong - 2.06%
Alco Holdings, Ltd.	86,000	37,153
Allied Group, Ltd.	28,000	75,602
Allied Properties HK, Ltd.	84,000	100,442
AMVIG Holdings, Ltd.	72,000	48,138
Asia Financial Holdings, Ltd.	78,000	31,591
Asia Satellite Telecom Holdings Company, Ltd.	21,500	38,646
Champion Technology Holdings, Ltd.	248,000	41,771
Chen Hsong Holdings	56,000	34,561
Chevalier International Holdings, Ltd.	32,000	32,380
China Aerospace International Holdings, Ltd. *	388,800	33,993

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
China Gas Holdings, Ltd.	256,000	$51,018
China Insurance International Holdings
Company, Ltd. *	94,000	118,443
China Resources Logic, Ltd.	388,000	36,417
China Shineway Pharmaceutical Group, Ltd.	54,000	31,244
China Solar Energy Holdings, Ltd. *	550,000	57,280
CITIC 21CN Company, Ltd. *	336,000	38,881
CITIC Resources Holdings, Ltd. *	212,000	62,148
COFCO International, Ltd.	86,000	86,800
Comba Telecom Systems Holdings, Ltd.	114,000	48,663
Cosco International Holdings, Ltd.	182,000	64,351
Dickson Concepts International, Ltd.	39,000	39,664
EganaGoldpfeil Holdings, Ltd.	103,373	58,348
Emperor Entertainment Hotel, Ltd.	175,000	40,276
Emperor International Holdings, Ltd.	142,000	33,959
eSun Holdings, Ltd. *	100,000	104,788
Far East Consortium International, Ltd.	399,506	195,192
Fong's Industries Company, Ltd.	62,000	41,851
Fountain Set Holdings, Ltd.	118,000	32,923
FU JI Food & Catering Services Holdings, Ltd.	28,000	72,542
Global Bio-Chem Technology Group Company	550,000	185,276
GZI Transportation, Ltd.	98,000	49,141
HKR International, Ltd.	110,400	53,656
Hung Hing Printing Group, Ltd.	50,000	28,158
Hutchison Harbour Ring, Ltd.	494,000	35,569
I-CABLE Communications, Ltd.	182,000	42,589
Imagi International Holdings, Ltd. *	170,000	76,502
K Wah International Holdings, Ltd.	506,763	157,679
Kantone Holdings, Ltd.	540,000	30,896
Kingway Brewery Holdings, Ltd.	96,000	38,017
Kowloon Development Company, Ltd.	41,000	72,747
Lai Sun Development Company, Ltd. *	2,324,000	82,172
Li Ning Company, Ltd.	68,000	109,113
Liu Chong Hing Bank, Ltd.	80,000	178,153
Liu Chong Hing Investment	30,000	35,294
Lung Kee (Bermuda) Holdings	78,000	36,104
Midland Holdings, Ltd.	98,000	50,149
Mingyuan Medicare Development
Company, Ltd.	440,000	43,561
Minmetals Resources, Ltd. *	336,000	99,794
Nan Hai Corp., Ltd. *	1,800,000	15,737
Neo-China Group Holdings, Ltd.	570,000	87,212
Next Media, Ltd.	96,000	35,795
Oriental Press Group	208,000	37,708
Pacific Andes International Holdings	190,000	43,484
Pacific Basin Shipping, Ltd.	170,000	107,102
Pacific Century Premium Developments, Ltd.	160,000	45,464
Peace Mark Holdings, Ltd.	90,000	81,002
Pico Far East Holdings, Ltd.	192,000	39,498
Playmates Holdings, Ltd.	318,000	33,118
Ports Design, Ltd.	55,000	120,217
Public Financial Holdings, Ltd.	54,000	42,699

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
PYI Corp., Ltd.	120,752	$45,024
Regal Hotels International Holdings, Ltd.	652,000	57,843
SA SA International Holdings, Ltd.	116,000	38,927
Shanghai Real Estate, Ltd.	232,000	80,241
Shenzhen International Holdings	915,000	54,117
Shui On Construction and Materials, Ltd.	16,000	33,944
Silver Grant International	152,000	40,064
Singamas Container Holdings, Ltd.	60,000	27,386
Sino-I Technology, Ltd. *	2,960,000	36,155
Sinolink Worldwide Holdings	222,000	54,233
Sinopec Kantons Holdings, Ltd.	126,000	32,401
Sun Hung Kai & Company, Ltd.	55,000	55,158
Tack Fat Group International, Ltd.	272,000	37,071
TAI Cheung Holdings	81,000	46,969
TCL Multimedia Technology Holdings, Ltd. *	410,000	29,521
Tian An China Investment *	95,000	77,562
Tianjin Development Holdings	68,000	48,262
Titan Petrochemicals Group, Ltd.	620,000	40,655
Truly International Holdings	32,000	28,389
Varitronix International, Ltd.	68,000	33,923
Victory City International Holdings	133,329	48,171
Wai Kee Holdings, Ltd.	138,000	48,794
Wing On Company International, Ltd.	6,000	9,319
Yip's Chemical Holdings, Ltd.	84,000	39,745

		4,826,545

Hungary - 0.06%
EGIS Nyrt.	1,040	143,109

Indonesia - 0.34%
Bakrie and Brothers Tbk PT *	3,804,000	65,561
Bank Niaga Tbk PT	1,236,000	126,438
Bank Pan Indonesia Tbk PT *	1,318,500	85,031
Berlian Laju Tanker Tbk PT	569,000	110,086
Indofood Sukses Makmur Tbk PT	1,081,000	162,267
Lippo Karawaci Tbk PT	430,000	51,159
Panin Insurance Tbk PT *	1,544,000	48,070
PT Summarecon Agung Tbk PT	200,500	26,084
Ramayana Lestari Sentosa Tbk PT	798,000	77,196
Tempo Scan Pacific Tbk PT	440,000	44,032

		795,924

Ireland - 1.09%
Abbey PLC	6,064	86,022
DCC PLC- London	3,284	111,199
DCC PLC	14,020	476,396
Dragon Oil PLC *	38,971	130,622
FBD Holdings PLC - Dublin	2,085	113,632
FBD Holdings PLC - London	3,211	174,998
Greencore Group PLC - London	17,305	105,044
Greencore Group PLC	25,244	155,903
Iaws Group PLC, ADR	20,622	527,928
IFG Group PLC	10,000	27,712
Independent News & Media PLC	27,386	108,776

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
Irish Continental Group PLC *	6,023	$110,477
McInerney Holdings PLC	3,525	68,844
Paddy Power PLC	6,582	130,805
United Drug PLC	45,054	236,624

		2,564,982

Israel - 0.81%
American Israeli Paper Mills, Inc.	464	20,628
AudioCodes, Ltd. *	3,202	30,368
Azorim-Investment Development &
Construction Company, Ltd.	5,744	79,617
Blue Square-Israel, Ltd.	3,239	47,952
Clal Industries & Investments, Ltd.	8,394	43,487
Danya Cebus, Ltd. *	5,359	69,554
Delek Automotive Systems, Ltd., ADR	4,887	33,452
Delek Drilling-LP	99,182	52,911
Delta-Galil Industries, Ltd. *	4,777	41,862
Electra (Israel), Ltd. *	731	103,958
Elron Electronic Industries *	3,370	40,727
FMS Enterprise Migun, Ltd.	900	27,079
Frutarom	6,261	54,941
Housing & Construction Holdings, Ltd. *	37,667	45,941
Israel Salt Industries, Ltd.	6,825	43,206
Ituran Location and Control, Ltd.	2,562	37,632
Orbotech, Ltd. *	34,024	865,571
RADVision, Ltd. *	2,526	48,854
Scailex Corp., Ltd. *	5,594	44,632
Super-Sol, Ltd. *	13,964	53,636
Tadiran Communications Industries, Ltd.	1,242	48,560
Union Bank of Israel *	15,315	73,387

		1,907,955

Italy - 2.35%
Actelios SpA *	11,733	132,921
Aedes SpA	7,571	61,343
Amplifon SpA	29,013	245,219
Astaldi SpA (a)	12,792	95,458
Azimut Holding SpA (a)	3,950	52,854
Banca IFIS SpA	2,977	39,795
Banca Intermobiliare SpA	11,595	127,914
Banca Popolare dell'Etruria e del Lazio Scrl (a)	11,594	238,977
Banca Profilo SpA	25,537	81,214
Banco di Desio e della Brianza SpA	16,649	186,635
Biesse SpA	2,824	57,650
Brembo SpA	8,798	107,391
Caltagirone Editore SpA (a)	9,271	77,258
Caltagirone SpA	12,752	133,442
Cementir SpA	21,620	193,860
Credito Artigiano SpA	17,767	86,748
Credito Bergamasco SpA	4,117	164,614
De Longhi SpA	20,127	116,862
Digital Multimedia Technologies SpA *	2,000	141,725
Esprinet SpA	2,798	52,873

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Gemina SpA * (a)	43,195	$189,811
Gewiss SpA	11,538	88,308
Gruppo Editoriale L'Espresso SpA (a)	18,698	101,656
Immobiliare Lombarda SpA *	226,211	65,164
IMMSI SpA	62,334	175,205
Impregilo SpA *	59,632	332,861
Indesit Company SpA (a)	7,188	117,049
Industria Macchine Automatiche SpA	5,726	85,005
Interpump SpA	10,206	92,322
Iride SpA	34,948	113,910
Mariella Burani SpA (a)	1,547	41,502
Marr SpA	13,000	123,686
Meliorbanca SpA	18,050	89,797
Mirato SpA	2,533	29,080
Navigazione Montanari SpA	18,714	93,841
Permasteelisa SpA (a)	4,548	84,322
Piccolo Credito Valtellinese Scarl (a)	13,194	212,760
Premafin Finanziaria SpA	37,390	121,870
Recordati SpA (a)	18,435	141,461
Risanamento SpA	5,850	63,301
SABAF SpA	1,000	34,323
SAES Getters SpA (a)	2,698	103,248
SAVE SpA	1,550	50,930
Societa Partecipazioni Finanziarie SpA *	42,415	41,139
Socotherm SpA (a)	2,568	42,800
Sogefi SpA	12,908	100,156
Sol SpA	7,134	45,376
Telecom Italia Media SpA (a)	181,160	86,181
Tiscali SpA * (a)	31,647	105,656
Trevi Finanziaria SpA (a)	4,846	60,111
Vianini Lavori SpA	2,862	35,879
Vittoria Assicurazioni SpA	3,029	48,724

		5,512,187

Japan - 21.01%
ABILIT Corp. (a)	3,100	15,757
Achilles Corp.	24,000	40,126
Aderans Company, Ltd. (a)	6,600	163,856
Aeon Delight Company, Ltd. (a)	1,700	37,635
Aeon Fantasy Company, Ltd.	1,400	46,931
Ahresty Corp.	3,100	94,543
Aica Kogyo Company, Ltd.	6,000	84,083
Aichi Corp.	10,900	105,955
Aichi Machine Industry Company, Ltd.	12,000	29,742
Aigan Company, Ltd.	4,800	36,335
Aiphone Company, Ltd.	2,600	46,419
Airport Facilities Company, Ltd.	7,000	40,991
Aisan Industry Company, Ltd.	5,900	67,910
Akebono Brake Industry Company, Ltd. (a)	15,000	145,180
Akita Bank, Ltd. (a)	31,000	150,540
Aloka Company, Ltd.	5,000	46,209
Alpha Corp. (a)	1,000	20,122

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Alpha Systems, Inc. *	1,300	$39,101
Alpine Electronics, Inc.	8,100	120,862
Alps Logistics Company, Ltd.	2,000	35,455
Amano Corp. (a)	8,000	100,416
Ando Corp.	14,000	28,465
Anest Iwata Corp.	7,000	44,344
Anritsu Corp. (a)	14,000	80,454
AOI Electronic Company, Ltd.	1,700	38,706
AOKI Holdings, Inc.	2,900	51,531
Aomori Bank, Ltd.	21,000	86,276
Arakawa Chemical Industries, Ltd.	3,500	41,227
Ariake Japan Company, Ltd.	2,600	50,788
Arisawa Manufacturing Company, Ltd.	5,700	64,507
Aronkasei Company, Ltd.	7,000	32,875
Art Corp. (a)	2,000	60,828
As One Corp.	2,900	74,312
Asahi Diamond Industrial Company, Ltd. (a)	8,000	61,029
Asahi Organic Chemicals
Industry Company, Ltd.	20,000	83,008
Asahi Pretec Corp. (a)	3,000	59,987
Asahi Soft Drinks Company, Ltd. (a)	5,000	72,128
Asanuma Corp.	21,000	32,640
Ashimori Industry Company, Ltd.	12,000	24,802
ASKA Pharmaceutical Company, Ltd.	5,000	38,311
Asunaro Aoki Construction Company, Ltd. (a)	5,000	25,331
Atsugi Company, Ltd. (a)	27,000	38,336
Avex Group Holdings, Inc. (a)	2,800	44,861
Bando Chemical Industries, Ltd.	9,000	42,949
Bank of Ikeda, Ltd.	3,500	161,143
Bank of Okinawa, Ltd.	2,400	94,165
Bank of Saga, Ltd.	25,000	94,518
Bank of the Ryukyus, Ltd. *	5,100	85,911
Belluna Company, Ltd. (a)	4,200	62,387
Best Denki Company, Ltd. (a)	8,000	49,939
Bookoff Corp.	2,000	37,555
BSL Corp., Berhad	23,000	17,585
Bunka Shutter Company, Ltd.	7,000	41,109
Cabin Company, Ltd.	3,343	12,864
CAC Corp.	3,400	28,308
Calpis Company, Ltd.	10,000	83,008
Canon Electronics, Inc. (a)	4,500	156,522
Canon Finetech, Inc.	4,000	78,807
Capcom Company, Ltd. (a)	5,400	97,316
Cawachi, Ltd.	3,300	90,107
Cecile Company, Ltd. *	6,400	17,959
Central Finance Company, Ltd.	8,000	39,118
Century Leasing System, Inc.	8,000	104,247
CFS Corp. (a)	6,000	32,968
Chiba Kogyo Bank, Ltd. *	3,600	51,599
Chiyoda Company, Ltd.	4,100	83,361
Chudenko Corp. (a)	6,300	98,503
Chuetsu Pulp & Paper Company, Ltd.	15,000	29,616

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Chugai Mining Company, Ltd. (a)	34,900	$30,494
Chugai Ro Company, Ltd. (a)	9,000	34,707
Chugoku Marine Paints, Ltd.	7,000	53,930
Chukyo Bank, Ltd.	38,000	112,060
Chuo Spring Company, Ltd. (a)	9,000	42,420
CKD Corp. (a)	8,000	83,680
Cleanup Corp.	4,000	32,329
CMK Corp.	8,000	82,941
Coca-Cola Central Japan Company, Ltd. (a)	12	93,359
Colowide Company, Ltd.	5,500	27,679
Commuture Corp.	4,000	35,388
Computer Engineering & Consulting, Ltd.	2,900	37,375
Corona Corp.	5,100	95,766
Cosel Company, Ltd. (a)	5,800	92,878
Cosmo Securities Company, Ltd. (a)	22,000	36,782
Cross Plus, Inc.	1,000	23,062
Cybozu, Inc. (a)	50	27,431
D&M Holdings, Inc.	11,000	41,773
D.G. Roland Corp.	3,000	90,737
Dai Nippon Toryo Company, Ltd.	22,000	33,455
Dai-Dan Company, Ltd.	6,000	33,724
Daidoh, Ltd.	4,000	43,957
Daihen Corp.	21,000	104,802
Daiho Corp.	13,000	25,012
Daiichi Jitsugyo Company, Ltd. (a)	7,000	33,052
Daiken Corp. (a)	11,000	41,773
Daiko Clearing Services Corp. (a)	3,000	35,337
Daikoku Denki Company, Ltd.	1,400	29,876
Daimei Telecom Engineering Corp.	7,000	81,453
Dainichi Company, Ltd.	3,800	34,640
Dainichiseika Color & Chemicals
Manufacturing Company, Ltd.	16,000	83,209
Daio Paper Corp. (a)	13,000	102,886
Daisan Bank, Ltd.	32,000	107,540
Daiseki Company, Ltd.	3,900	97,971
Daiso Company, Ltd.	13,000	36,917
Daisyo Corp. (a)	2,500	32,346
Daito Bank, Ltd.	20,000	29,742
Daiwa Industries, Ltd.	4,000	27,356
Daiwa Seiko, Inc. (a)	17,000	33,850
Daiwabo Company, Ltd. (a)	20,000	63,684
Daiwabo Information System Company, Ltd.	2,500	36,127
DCM Japan Holdings Company, Ltd. (a)	19,500	200,693
Denki Kogyo Company, Ltd.	8,000	74,337
Denyo Company, Ltd. (a)	3,000	32,590
Descente, Ltd. (a)	9,000	45,217
DIA Kensetsu Company, Ltd. * (a)	15,300	17,611
Dodwell BMS, Ltd. (a)	5,900	37,673
Doshisha Company, Ltd. (a)	2,200	41,865
Doutor Coffee Company, Ltd. (a)	4,700	77,040
DTS Corp. (a)	2,400	81,865
Dydo Drinco, Inc. (a)	2,300	96,232

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Eagle Industry Company, Ltd.	8,000	$73,329
Ehime Bank, Ltd.	19,000	75,984
Eighteenth Bank, Ltd.	29,000	143,995
Eiken Chemical Company, Ltd. (a)	4,000	40,462
Eizo Nanao Corp. (a)	2,900	78,941
Eneserve Corp. (a)	5,000	15,081
Enplas Corp. (a)	4,500	72,590
Epson Toyocom Corp. (a)	12,000	86,402
ESPEC Corp.	3,000	38,210
F&A Aqua Holdings, Inc.	3,800	34,448
Fancl Corp. (a)	7,900	118,541
FDK Corp. * (a)	21,000	30,170
Foster Electric Company, Ltd. (a)	3,000	34,127
FP Corp.	1,800	68,355
France Bed Holdings Company, Ltd.	44,000	89,830
Fudo Construction Company, Ltd. *	29,000	20,710
Fuji Company, Ltd.	3,700	59,219
Fuji Corp., Ltd.	6,000	36,547
Fuji Kyuko Company, Ltd. (a)	19,000	95,459
Fuji Oil Company, Ltd. (a)	9,400	81,344
Fuji Software ABC, Inc. (a)	5,600	132,678
Fujibo Holdings, Inc. * (a)	14,000	31,993
Fujicco Company, Ltd.	4,000	42,949
Fujikura Kasei Company, Ltd.	4,000	42,680
Fujikura Rubber, Ltd.	5,000	35,329
Fujita Corp.	4,800	14,921
Fujita Kanko, Inc. (a)	6,000	46,629
Fujitec Company, Ltd.	15,000	114,934
Fujitsu Access, Ltd. *	6,500	33,858
Fujitsu Business Systems, Ltd.	5,600	84,312
Fujitsu Devices, Inc.	3,000	42,092
Fujitsu Frontech, Ltd.	4,000	31,456
Fujitsu General, Ltd. * (a)	12,000	26,415
Fujiya Company, Ltd. (a)	19,000	37,353
Fukuda Corp.	8,000	30,783
Fukui Bank, Ltd.	35,000	113,506
Fukushima Bank, Ltd.	22,000	26,247
Fukuyama Transporting Company, Ltd. (a)	34,000	128,830
Funai Consulting Company, Ltd.	5,000	31,758
Furukawa Company, Ltd.	51,000	118,689
Furusato Industries, Ltd.	2,000	28,481
Fuso Lexel, Inc.	3,800	33,363
Fuso Pharmaceutical Industries, Ltd. (a)	13,000	37,681
Futaba Corp. (a)	4,700	109,973
Future System Consulting Corp.	39	33,094
Fuyo General Lease Company, Ltd. (a)	3,000	90,233
Gakken Company, Ltd.	13,000	30,473
Gecoss Corp. (a)	5,500	32,947
Gigas K’s Denki Corp.	4,000	117,286
GMO internet, Inc.	3,500	22,554
Godo Steel, Ltd. (a)	12,000	67,549
Goldwin, Inc.	11,000	22,457

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Gourmet Kineya Company, Ltd.	5,000	$38,983
GS Yuasa Corp.	53,000	113,993
Gulliver International Company, Ltd. (a)	910	76,149
Gun-Ei Chemical Industry Company, Ltd.	11,000	28,742
H.I.S. Company, Ltd.	2,400	58,677
Hakuto Company, Ltd.	2,600	35,671
Hanwa Company, Ltd.	36,000	152,136
Happinet Corp.	1,600	25,568
Harashin Narus Holdings Company, Ltd.	3,000	36,194
Harima Chemicals, Inc.	5,000	35,203
Haruyama Trading Company, Ltd.	2,700	26,314
Hazama Corp. (a)	19,600	24,701
Heiwado Company, Ltd.	7,000	116,270
Hibiya Engineering, Ltd.	5,000	45,999
Higashi-Nippon Bank, Ltd.	29,000	133,275
Hitachi Information Systems, Ltd.	6,200	132,829
Hitachi Kokusai Electric, Inc. (a)	10,000	125,016
Hitachi Medical Corp.	5,000	51,712
Hitachi Plant Technologies, Ltd. (a)	21,000	111,859
Hitachi Software Engineering Company, Ltd. (a)	4,900	87,893
Hitachi Systems & Services, Ltd.	4,000	83,512
Hitachi Tool Engineering, Ltd. (a)	2,500	38,857
Hitachi Transport System, Ltd. (a)	12,000	125,520
Hitachi Zosen Corp. *	91,000	85,629
Hochiki Corp.	7,000	36,110
Hodogaya Chemical Company, Ltd.	8,000	25,339
Hogy Medical Company, Ltd. (a)	1,600	61,970
Hokkaido Gas Company, Ltd.	13,000	33,531
Hokkan Holdings, Ltd.	11,000	34,010
Hokuetsu Bank, Ltd.	40,000	98,131
Hokuetsu Paper Mills, Ltd. (a)	22,000	124,209
Hokuriku Electric Industry Compnay, Ltd. (a)	12,000	33,169
Hokuto Corp.	2,800	49,284
Hosiden Corp.	9,300	100,169
Hosokawa Micron Corp.	5,000	39,277
Howa Machinery, Ltd. (a)	19,000	24,902
IBJ Leasing Company, Ltd.	5,000	123,503
Ichikoh Industries, Ltd.	12,000	32,766
Ichiyoshi Securities Company, Ltd. (a)	5,000	72,128
ICOM, Inc.	1,600	44,360
IDEC Corp. (a)	3,500	54,342
Ihara Chemical Industry Company, Ltd.	10,000	26,297
Iino Kaiun Kaisha, Ltd. (a)	9,000	87,183
Ikegami Tsushinki Company, Ltd. *	12,000	17,744
Imasen Electric Industrial	3,500	38,463
Impact 21 Company, Ltd.	1,700	28,551
Impress Holdings, Inc.	103	28,081
Inaba Denki Sangyo Company, Ltd. *	3,200	112,917
Inaba Seisakusho Company, Ltd.	2,400	36,638
Inabata & Company, Ltd. (a)	12,000	93,258
Inageya Company, Ltd.	5,000	37,891
Ines Corp. *	7,800	46,594

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Information Services International -
Dentsu, Ltd. (a)	3,900	$47,609
Intec, Ltd.	5,000	69,775
Invoice, Inc. (a)	2,077	56,713
Ise Chemical Corp.	3,000	28,229
Iseki & Company, Ltd. (a)	31,000	72,144
Ishihara Sangyo	38,000	46,293
Itochu Enex Company, Ltd.	12,600	85,958
Itochu-Shokuhin Company, Ltd.	1,500	49,023
Itoham Foods, Inc. (a)	32,000	133,888
Itoki Corp.	8,000	84,150
Iwasaki Electric Company, Ltd.	12,000	28,330
Iwatani International Corp. (a)	34,000	93,123
Iwatsu Electric Company, Ltd.	17,000	25,280
Izumiya Company, Ltd. (a)	15,000	107,246
J. Bridge Corp. * (a)	7,000	8,528
Jalux, Inc. (a)	2,200	41,865
Jamco Corp.	3,000	27,221
Janome Sewing Machine Company, Ltd. *	19,000	28,574
Japan Airport Terminal Company, Ltd. (a)	10,000	117,538
Japan Cash Machine Company, Ltd. (a)	4,600	49,043
Japan Digital Laboratory Company, Ltd.	3,400	52,846
Japan General Estate Company, Ltd. (a)	2,900	83,327
Japan Pulp & Paper Company, Ltd.	26,000	98,736
Japan Radio Company, Ltd. * (a)	28,000	81,865
Japan Transcity Corp. (a)	9,000	45,369
Japan Vilene Company, Ltd.	12,000	73,800
Japan Wool Textile Company, Ltd. (a)	14,000	109,389
JBCC Holdings, Inc.	4,200	41,638
Jeol, Ltd. (a)	9,000	54,215
JFE Shoji Holdings, Inc.	20,000	96,954
JK Holdings Company, Ltd. (a)	5,800	39,276
J-Oil Mills, Inc.	12,000	46,780
Joshin Denki Company, Ltd. (a)	7,000	42,050
JSAT Corp.	14	33,522
Juki Corp.	19,000	115,093
Kabuki-Za Company, Ltd.	1,000	41,588
Kadokawa Group Holdings, Inc. (a)	2,300	80,386
Kaga Electronics Company, Ltd.	4,900	87,687
Kagawa Bank, Ltd.	9,000	56,333
Kagome Company, Ltd. (a)	8,700	121,848
Kaken Pharmaceutical Company, Ltd.	11,000	85,856
Kameda Seika Company, Ltd.	4,000	44,024
Kamei Corp.	5,000	33,774
Kanaden Corp.	6,000	38,664
Kanagawa Chuo Kotsu Company, Ltd.	8,000	36,564
Kanamoto Company, Ltd.	5,000	35,413
Kanematsu Corp. * (a)	64,000	115,606
Kanto Auto Works, Ltd.	10,800	139,826
Kanto Denka Kogyo Company, Ltd.	5,000	34,194
Kanto Natural Gas Development, Ltd. (a)	5,000	32,976
Kanto Tsukuba Bank, Ltd. * (a)	7,300	65,196

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kasai Kogyo Company, Ltd.	8,000	$32,397
Katakura Industries Company, Ltd.	2,000	32,010
Kato Sangyo Company, Ltd.	4,000	49,435
Kato Works Company, Ltd.	10,000	45,033
Katokichi Company, Ltd. (a)	18,800	152,264
Kawai Musical Instruments Manufacturing
Company, Ltd.	20,000	44,024
Kawashima Selkon Textiles Company, Ltd. * (a)	18,000	27,675
Kayaba Industry Company, Ltd. (a)	32,000	168,838
Keihanshin Real Estate Company, Ltd.	5,000	31,674
Keihin Company, Ltd. (a)	10,000	24,113
Keiiyu Company, Ltd.	4,400	30,165
Keiyo Company, Ltd.	4,800	28,996
Kentucky Fried Chicken Japan, Ltd.	3,000	53,938
Kenwood Corp. (a)	42,000	74,808
KEY Coffee, Inc.	3,000	42,899
Kibun Food Chemifa Company, Ltd. (a)	3,000	32,489
Kinki Nippon Tourist Company, Ltd.	11,000	34,841
Kinki Sharyo Company, Ltd. (a)	8,000	33,472
Kintetsu World Express, Inc.	2,200	53,417
Kioritz Corp.	10,000	29,070
Kissei Pharmaceutical Company, Ltd.	6,000	101,827
Kitagawa Iron Works Company, Ltd.	13,000	30,363
Kita-Nippon Bank, Ltd.	1,000	45,117
Kitano Construction Corp.	12,000	27,120
Kitz Corp.	15,000	125,772
Koa Corp.	8,100	113,921
Koatsu Gas Kogyo Company, Ltd.	6,000	36,698
Kohnan Shoji Company, Ltd. (a)	2,700	25,452
Koike Sanso Kogyo Company, Ltd.	9,000	39,017
Kojima Company, Ltd. (a)	3,700	30,682
Komatsu Electronic Metals Company, Ltd.	3,500	181,727
Komatsu Seiren Company, Ltd.	9,000	45,293
Komatsu Wall Industry Company, Ltd. (a)	2,100	33,681
Konaka Company, Ltd.	2,800	39,874
Konishi Company, Ltd.	4,000	35,354
Kosaido Company, Ltd.	3,800	19,571
Kosei Securities Company, Ltd. (a)	18,000	25,558
Krosaki Harima Corp. (a)	9,000	35,841
Kumagai Gumi Company, Ltd.	11,000	20,794
Kumiai Chemical Industry Company, Ltd.	15,000	29,364
Kurabo Industries, Ltd. (a)	43,000	111,632
KUREHA Corp.	27,000	124,083
Kurimoto, Ltd. (a)	27,000	67,826
Kuroda Electric Company, Ltd. (a)	6,400	58,878
Kyoden Company, Ltd.	6,000	23,188
Kyodo Printing Company, Ltd.	11,000	38,631
Kyodo Shiryo Company, Ltd.	21,000	27,347
Kyokuto Kaihatsu Kogyo Company, Ltd.	4,900	37,751
Kyokuyo Company, Ltd. * (a)	15,000	31,758
Kyoritsu Maintenance Company, Ltd.	1,300	30,254
Kyosan Electric Manufacturing Company, Ltd.	11,000	39,740

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kyoto Kimono Yuzen Company, Ltd.	20	$23,692
Kyushu-Shinwa Holdings, Inc. * (a)	62,000	61,987
Laox Company, Ltd. (a)	10,000	22,180
Life Corp. (a)	8,000	116,413
Macnica, Inc. (a)	2,100	65,457
Maeda Corp. (a)	28,000	106,331
Maeda Road Construction Company, Ltd.	16,000	116,009
Maezawa Kasei Industries Company, Ltd.	2,000	29,910
Maezawa Kyuso Industries Company, Ltd. (a)	2,400	39,319
Mandom Corp. (a)	2,800	69,397
Mars Engineering Corp. (a)	1,600	31,254
Marubun Corp.	6,100	83,640
Marudai Food Company, Ltd.	30,000	89,225
Maruetsu, Inc. * (a)	14,000	61,634
Maruha Group, Inc. (a)	28,000	56,459
Marusan Securities Company, Ltd. * (a)	11,000	143,709
Maruwa Company, Ltd.	1,300	30,254
Maruzen Company, Ltd. *	22,000	37,152
Maruzen Showa Unyu Company, Ltd.	12,000	40,832
Maspro Denkoh Corp.	4,000	32,397
Matsuda Sangyo Company, Ltd. (a)	2,500	53,035
Matsuya Company, Ltd. (a)	5,000	76,497
Matsuya Foods Company, Ltd. (a)	2,000	26,801
Matsuzakaya Holdings Company, Ltd.	33,000	234,001
Max Company, Ltd.	8,000	116,009
Maxvalu Tokai Company, Ltd.	3,000	59,483
MEC Company, Ltd. (a)	2,400	28,552
Megachips Corp. (a)	2,200	48,334
Meidensha Corp. (a)	20,000	66,205
Meiwa Corp. * (a)	9,000	23,289
Meiwa Estate Company, Ltd.	2,200	33,825
Mercian Corp. (a)	18,200	53,212
Michinoku Bank, Ltd.	18,000	58,979
Mikuni Coca-Cola Bottling Company, Ltd. (a)	10,000	96,702
Milbon Company, Ltd. (a)	1,200	33,472
Millea Holdings, Inc.	2,520	88,922
Minato Bank, Ltd.	54,000	112,514
Ministop Company, Ltd.	2,300	39,324
Mito Securities Company, Ltd. (a)	8,000	34,077
Mitsuba Corp. (a)	9,000	70,926
Mitsubishi Cable Industries, Ltd. (a)	20,000	30,414
Mitsubishi Kakoki Kaisha, Ltd. (a)	11,000	30,775
Mitsubishi Paper Mills, Ltd. (a)	52,000	91,309
Mitsubishi Pencil Company, Ltd.	4,000	60,693
Mitsubishi Plastics, Inc.	33,000	93,989
Mitsubishi Steel Manufacturing Company, Ltd. (a)	11,000	55,173
Mitsuboshi Belting Company, Ltd.	14,000	84,688
Mitsui High-Tec, Inc. (a)	7,100	88,463
Mitsui Home Company, Ltd.	7,000	48,343
Mitsui Knowledge Industry Company, Ltd.	2,800	42,815
Mitsui Mining Company, Ltd. * (a)	17,000	27,137
Mitsui Sugar Company, Ltd. (a)	15,000	48,897

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Mitsui-Soko Company, Ltd.	13,000	$75,362
Mitsumi Electric Company, Ltd. (a)	13,400	294,963
Mitsumura Printing Company, Ltd.	9,000	35,463
Mitsuuroko Company, Ltd.	14,000	99,861
Miura Company, Ltd.	3,300	83,730
Miyazaki, Bank Ltd.	25,000	123,083
Miyoshi Oil & Fat Company, Ltd.	14,000	30,347
Miyuki Holdings Company, Ltd.	4,000	13,611
Mizuno Corp. (a)	13,000	82,243
Mochida Pharmaceutical Company, Ltd.	11,000	93,989
Modec, Inc.	5,300	126,906
Morinaga & Company, Ltd. (a)	29,000	69,683
Morinaga Milk Industry Company, Ltd.	30,000	119,723
Morita Corp. (a)	6,000	32,716
MOS Food Services, Inc. (a)	4,000	53,804
Moshi Moshi Hotline, Inc. (a)	2,250	93,195
Mr Max Corp.	7,300	39,375
Nagano Bank, Ltd.	12,000	43,453
Nagatanien Company, Ltd.	5,000	37,051
Nakamuraya Company, Ltd.	7,000	33,640
Nakayama Steel Works, Ltd.	13,000	48,712
NEC Fielding, Ltd.	8,900	122,555
NEC Mobiling, Ltd.	2,100	36,169
NEC Networks & System Integration Corp.	7,200	85,716
NEC Tokin Corp. (a)	11,000	71,254
Net One Systems Company, Ltd. (a)	89	117,396
Netmarks, Inc. (a)	28	18,608
Neturen Company, Ltd.	8,000	100,416
Nice Corp.	24,000	87,108
Nichia Steel Works, Ltd.	8,000	29,842
Nichias Corp.	10,000	74,690
Nichiban Company, Ltd.	10,000	39,908
Nichicon Corp. (a)	13,800	169,391
Nichiha Corp. (a)	4,200	55,541
Nichii Gakkan Company, Ltd. (a)	5,300	78,548
Nichimo Corp. (a)	28,000	21,642
Nichiro Corp.	17,000	31,565
NIDEC COPAL CORP. (a)	2,700	31,781
Nidec Tosok Corp.	2,800	30,652
Nifco, Inc. (a)	7,000	160,555
Nihon Dempa Kogyo Company, Ltd.	2,700	111,380
Nihon Eslead Corp.	1,300	39,538
Nihon Inter Electronics Corp.	5,000	30,288
Nihon Kagaku Sangyo Company, Ltd.	1,000	7,158
Nihon Kohden Corp.	5,000	114,262
Nihon Nohyaku Company, Ltd.	9,000	27,448
Nihon Parkerizing Company, Ltd.	6,000	107,372
Nikkiso Company, Ltd.	8,000	61,769
Nippei Toyama Corp.	4,000	39,824
Nippo Corp.	13,000	96,114
Nippon Avionics Company, Ltd.	7,000	26,583

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nippon Beet Sugar
Manufacturing Company, Ltd.	18,000	$48,696
Nippon Carbon Company, Ltd.	14,000	51,519
Nippon Ceramic Company, Ltd.	3,000	35,413
Nippon Chemical Industrial Company, Ltd.	13,000	37,463
Nippon Chemi-Con Corp.	24,000	205,268
Nippon Denko Company, Ltd. (a)	12,000	49,704
Nippon Densetsu Kogyo Company, Ltd.	16,000	110,767
Nippon Denwa Shisetsu Company, Ltd.	10,000	35,119
Nippon Fine Chemical Company, Ltd.	6,000	37,908
Nippon Flour Mills Company, Ltd.	28,000	115,740
Nippon Gas Company, Ltd.	5,000	43,058
Nippon Kanzai Company, Ltd.	2,000	51,754
Nippon Kasei Chemical Company, Ltd. *	16,000	28,498
Nippon Koei Company, Ltd. (a)	11,000	29,666
Nippon Konpo Unyu Soko Company, Ltd.	11,000	133,728
Nippon Koshuha Steel Company, Ltd. (a)	16,000	30,246
Nippon Metal Industry Company, Ltd. (a)	18,000	68,204
Nippon Paint Company, Ltd.	33,000	173,006
Nippon Parking Development Company, Ltd. (a)	202	21,876
Nippon Piston Ring Company, Ltd.	13,000	30,582
Nippon Restaurant System, Inc.	1,300	43,033
Nippon Road Company, Ltd.	15,000	27,347
Nippon Seiki Company, Ltd.	4,000	93,762
Nippon Sharyo, Ltd. (a)	20,000	49,905
Nippon Shinyaku Company, Ltd.	9,000	76,144
Nippon Signal Company, Ltd.	9,000	66,843
Nippon Soda Company, Ltd.	24,000	90,334
Nippon Synthetic Chemical Industry Company, Ltd.	11,000	40,386
Nippon System Development Company, Ltd.	2,400	76,219
Nippon Thompson Company, Ltd.	12,000	110,296
Nippon Valqua Industries, Ltd.	10,000	33,774
Nippon Yakin Kogyo Company, Ltd. (a)	9,500	61,458
Nippon Yusoki Company, Ltd.	5,000	30,708
Nipro Corp. (a)	7,000	128,208
Nishimatsu Construction Company, Ltd. (a)	47,000	155,186
Nissan Diesel Motor Company, Ltd.	19,000	63,533
Nissan Shatai Company, Ltd.	12,000	61,197
Nissei Corp.	2,900	33,867
Nissei Plastic Industrial Company, Ltd.	4,000	26,515
Nissen Company, Ltd.	5,500	34,657
Nisshin Fudosan Company	2,900	40,104
Nisshin Oillio Group, Ltd. (a)	19,000	123,394
Nissin Corp.	11,000	39,740
Nissin Electric Company, Ltd.	20,000	84,184
Nissin Kogyo Company, Ltd.	5,000	128,544
Nissin Sugar Manufacturing Company, Ltd.	10,000	25,541
Nitta Corp.	4,100	72,338
Nittan Valve Company, Ltd.	4,000	40,126
Nittetsu Mining Company, Ltd. (a)	8,000	60,828
Nitto Boseki Company, Ltd.	36,000	125,520

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nitto Fuji Flour Milling Company, Ltd.	5,000	$15,123
Nitto Kogyo Corp.	4,000	65,532
Nitto Kohki Company, Ltd.	3,500	76,160
NIWS Company HQ, Ltd. (a)	122	73,287
NOF Corp.	22,000	121,252
Nohmi Bosai, Ltd.	6,000	38,462
Nomura Company, Ltd.	7,000	37,463
Noritake Company, Ltd.	22,000	110,716
Noritsu Koki Company, Ltd. (a)	2,500	46,314
Noritz Corp. (a)	7,200	129,149
Nosan Corp.	12,000	30,851
NS Solutions Corp. (a)	2,800	78,807
Odakyu Real Estate Company, Ltd.	6,000	23,088
Oenon Holdings, Inc. (a)	9,000	29,716
Oiles Corp.	4,500	111,153
Oita Bank, Ltd.	23,000	159,034
Okabe Company, Ltd.	9,000	37,429
Okamoto Industries, Inc. (a)	11,000	39,740
Okamoto Machine Tool Works, Ltd.	7,000	32,817
Okamura Corp.	10,000	106,700
Okinawa Electric Power Company, Inc.	2,500	154,169
OKK Corp.	10,000	34,279
Okumura Corp. (a)	26,000	128,662
Okura Industrial Company, Ltd. (a)	8,000	31,724
Okuwa Company, Ltd.	5,000	66,037
Olympic Corp.	4,600	30,957
ONO Sokki Company, Ltd.	5,000	35,707
Onoken Company, Ltd.	3,000	33,548
Organo Corp. (a)	9,000	92,854
Oriental Yeast Company, Ltd.	6,000	35,186
Origin Electric Company, Ltd.	6,000	40,983
Osaka Steel Company, Ltd. (a)	5,200	100,483
Osaki Electric Comany, Ltd.	4,000	29,943
Oyo Corp.	3,400	35,707
Pacific Industrial Company, Ltd.	8,000	51,216
Pacific Metals Company, Ltd.	17,000	166,679
Paramount Bed Company, Ltd. (a)	3,500	59,105
Parco Company, Ltd.	7,000	79,924
Paris Miki, Inc. (a)	3,500	63,369
Pasona, Inc. (a)	36	73,195
Patlite Corp.	3,700	34,568
PCA Corp.	1,500	23,629
Penta-Ocean Construction Company, Ltd. * (a)	79,000	81,638
Pentax Corp. (a)	16,000	100,819
Pigeon Corp. (a)	2,700	47,297
Pilot Corp.	4	29,473
Piolax, Inc.	1,800	36,371
Press Kogyo Company, Ltd.	12,000	59,382
Prima Meat Packers, Ltd. *	25,000	30,666
Raito Kogyo Company, Ltd.	9,900	29,028
Rasa Industries, Ltd.	10,000	40,496
RENOWN, Inc. *	7,000	69,574

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Resort Solution Company, Ltd. (a)	8,000	$30,246
Resorttrust, Inc.	4,200	110,800
Rhythm Watch Company, Ltd. (a)	20,000	29,070
Ricoh Elemex Corp.	4,000	27,960
Ricoh Leasing Company, Ltd.	3,600	93,459
Right On Company, Ltd.	2,900	112,321
Riken Corp.	16,000	103,104
Riken Keiki Company, Ltd. (a)	4,000	29,775
Riken Technos Corp.	9,000	31,304
Riken Vitamin Company, Ltd.	2,000	60,491
Ringer Hut Company, Ltd. (a)	3,000	37,984
Rock Field Company, Ltd.	1,800	29,036
Roland Corp.	2,700	60,794
Royal Holdings Company, Ltd. (a)	4,000	52,661
Ryobi, Ltd.	23,000	198,261
Ryoden Trading Company, Ltd.	9,000	67,750
Ryosan Company, Ltd. (a)	6,900	172,464
Ryoshoku, Ltd.	4,100	86,289
Ryoyo Electro Corp. (a)	7,100	102,183
S Foods, Inc.	4,000	36,564
S Science Company, Ltd. (a)	102,000	20,567
Sagami Chain Company, Ltd. (a)	4,000	38,748
Saibu Gas Company, Ltd.	84,000	196,900
Saizeriya Company, Ltd.	3,900	49,936
Sakai Chemical Industry Company, Ltd.	32,000	169,376
Sakata Seed Corp. (a)	9,000	109,338
Sala Corp. (a)	8,000	39,387
San-Ai Oil Company, Ltd.	10,000	40,412
Sanden Corp. (a)	42,000	188,431
Sanei-International Company, Ltd.	1,400	41,050
Sankei Building Company, Ltd.	8,000	70,439
Sanki Engineering Company, Ltd. (a)	7,000	49,284
Sankyo Seiko Company, Ltd.	7,000	27,876
Sankyo-Tateyama Holdings, Inc.	35,000	79,395
Sanoh Industrial Company, Ltd.	5,000	32,724
Sanrio Company, Ltd. (a)	3,600	54,110
Sanshin Electronics Company, Ltd.	5,000	63,558
Sanyo Chemical Industries, Ltd. (a)	12,000	80,554
Sanyo Denki Company, Ltd.	16,000	113,321
Sanyo Electric Credit Company, Ltd. (a)	3,700	55,209
Sanyo Shokai, Ltd. (a)	18,000	130,208
Sato Corp.	2,600	46,200
Sato Shoji Corp.	4,000	38,580
Satori Electric Company, Ltd.	2,000	32,481
Secom Joshinetsu Company, Ltd.	900	20,756
Secom Techno Service Compnay, Ltd.	2,000	81,159
Seijo Corp.	1,400	33,758
Seika Corp.	16,000	43,016
Seikagaku Corp. (a)	4,600	46,454
Seiko Corp. (a)	11,000	68,943
Seiren Company, Ltd. (a)	6,000	71,985
Sekisui Jushi Corp.	5,000	36,127

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sekisui Plastics Company, Ltd.	12,000	$38,916
Senshu Electric Company, Ltd.	1,500	33,018
Senshukai Company, Ltd. (a)	5,000	50,914
Shaddy Company, Ltd.	2,400	27,947
Shibaura Mechatronics Corp.	4,000	19,962
Shibusawa Warehouse Company, Ltd. (a)	10,000	39,992
Shibuya Kogyo Company, Ltd.	3,400	29,051
Shikibo, Ltd. (a)	20,000	30,582
Shikoku Bank, Ltd.	25,000	95,148
Shikoku Chemicals Corp.	6,000	39,118
Shikoku Coca-Cola Bottling Company, Ltd.	3,300	37,180
Shima Seiki Manufacturing, Ltd.	4,900	110,741
Shimizu Bank, Ltd.	1,100	45,562
Shin Nippon Air Technologies Company, Ltd.	4,700	35,539
Shinagawa Refractories Company, Ltd.	8,000	27,759
Shindengen Electric Manufacturing Company, Ltd.	21,000	96,862
Shin-Etsu Polymer Company, Ltd. (a)	8,000	111,909
Shinkawa, Ltd. (a)	3,900	83,062
Shin-Keisei Electric Railway Company, Ltd.	10,000	35,707
Shinki Company, Ltd.	10,600	34,999
Shinko Electric Company, Ltd. (a)	13,000	38,883
Shinko Plantech Company, Ltd. (a)	6,000	55,451
Shinko Shoji Company, Ltd.	3,000	40,302
Shin-Kobe Electric Machinery Company, Ltd.	6,000	30,851
Shinmaywa Industries, Ltd.	21,000	104,802
Shinsho Corp.	13,000	37,244
Shinwa Kaiun Kaisha, Ltd.	16,000	63,583
Shiroki Corp.	12,000	35,589
Shizuki Electric Company, Inc.	9,000	34,631
Shizuoka Gas Company, Ltd.	11,000	88,721
Sho-Bond Corp. (a)	4,200	38,674
Shobunsha Publications, Inc.	2,400	27,846
Shochiku Company, Ltd. (a)	14,000	106,919
Shoko Company, Ltd. (a)	19,000	32,405
Showa Aircraft Industry Company, Ltd.	3,000	34,026
Showa Denko K.K. (a)	9,900	37,928
Showa Sangyo Company, Ltd.	20,000	49,065
Siix Corp.	2,000	22,684
Sinanen Company, Ltd.	9,000	48,393
Sintokogio, Ltd.	8,000	109,557
SMK Corp.	8,000	57,870
Snow Brand Milk Products Company, Ltd. *	29,000	103,062
Sodick Company, Ltd.	18,000	164,839
Sogo Medical Company, Ltd.	1,400	30,817
Sorun Corp.	4,600	44,444
Space Company, Ltd.	4,700	37,276
SSP Company, Ltd. (a)	29,000	171,040
ST Chemical Company, Ltd. (a)	3,000	40,328
St. Marc Holdings Company, Ltd.	1,000	70,993
Star Micronics Company, Ltd.	5,000	99,769
Starzen Company, Ltd.	14,000	33,169

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Stella Chemifa Corp. (a)	1,000	$38,731
Sugi Pharmacy Company, Ltd.	7,700	142,323
Sugimoto & Company, Ltd.	2,500	38,878
Sumida Corp. (a)	1,900	38,152
Suminoe Textile Company, Ltd.	10,000	28,565
Sumisho Computer Systems Corp.	4,700	107,603
Sumitomo Coal Mining Company, Ltd. *	25,000	25,205
Sumitomo Light Metal Industries, Ltd.	31,000	64,331
Sumitomo Mitsui Company, Ltd. * (a)	10,000	25,457
Sumitomo Pipe & Tube Company, Ltd.	6,000	34,077
Sumitomo Precision Products Company, Ltd.	7,000	36,581
Sumitomo Seika Chemicals Company, Ltd.	8,000	45,436
Sun Wave Corp.	10,000	26,801
Suntelephone Company, Ltd.	5,000	46,839
Suruga Corp.	2,000	157,110
SWCC Showa Holdings Company, Ltd.	30,000	40,328
SxL Corp. *	26,000	23,155
T. Hasegawa Company, Ltd.	4,600	71,536
Tachibana Eletech Company, Ltd.	4,000	39,118
Tachihi Enterprise Company, Ltd.	2,400	87,511
Tadano, Ltd. (a)	17,000	200,244
Taihei Dengyo Kaisha, Ltd.	6,000	41,336
Taihei Kogyo Company, Ltd. (a)	12,000	62,105
Taiho Kogyo Company, Ltd.	3,200	42,478
Taikisha, Ltd. (a)	7,000	82,865
Taisei Rotec Corp.	18,000	34,178
Takamatsu Corp. (a)	2,100	31,070
Takano Company, Ltd.	1,800	18,843
Takaoka Electric Manufacturing Company, Ltd.	17,000	32,565
Takara Standard Company, Ltd. (a)	34,000	201,101
Takasago International Corp. (a)	8,000	38,647
Takasago Thermal Engineering Company, Ltd.	14,000	130,914
Takiron Company, Ltd.	10,000	33,438
Takuma Company, Ltd. (a)	15,000	87,713
Tamura Corp.	9,000	39,017
Tamura Taiko Holdings, Inc.	8,000	25,138
Tasaki Shinju Company, Ltd. (a)	7,000	33,993
Tayca Corp.	10,000	26,297
Teac Corp. * (a)	27,000	23,138
Tecmo, Ltd.	4,900	37,669
Teikoku Piston Ring Company, Ltd. (a)	3,000	28,053
Teikoku Tsushin Kogyo Company, Ltd.	7,000	33,522
Tekken Corp. * (a)	20,000	26,885
Tenma Corp.	3,600	64,877
TIS, Inc. (a)	5,500	130,078
TKC Corp.	3,700	63,415
TOA Corp. *	32,000	29,842
TOA Oil Company, Ltd.	23,000	35,556
Toagosei Company, Ltd.	57,000	206,402
Tobishima Corp. * (a)	38,500	22,642
Tobu Store Company, Ltd.	14,000	37,169
TOC Company, Ltd. (a)	20,000	100,819

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Tocalo Company, Ltd.	2,000	$74,438
Tochigi Bank, Ltd.	19,000	131,056
Toei Company, Ltd. (a)	11,000	59,517
Toenec Corp.	11,000	46,024
Toho Bank, Ltd.	35,000	145,852
Toho Company, Ltd.	10,000	34,867
Toho Real Estate Company, Ltd.	6,000	35,287
Toho Tenax Company, Ltd. * (a)	11,000	73,657
Toho Zinc Company, Ltd. (a)	13,000	123,529
Tohoku Bank, Ltd.	15,000	26,087
Tohoku Pioneer Corp.	2,200	30,775
Tokai Carbon Company, Ltd. (a)	28,000	199,017
Tokai Corp.	7,000	29,758
Tokai Pulp & Paper Company, Ltd. (a)	11,000	32,716
Tokimec, Inc. (a)	14,000	31,640
Toko, Inc.	15,000	39,824
Tokushima Bank, Ltd.	15,000	88,721
Tokushu Paper Manufacturing Company, Ltd.	7,000	35,169
Tokyo Dome Corp. *	21,000	89,452
Tokyo Electron Device, Ltd.	17	35,707
Tokyo Energy & Systems, Inc.	5,000	35,623
Tokyo Kikai Seisakusho, Ltd. (a)	10,000	27,977
Tokyo Leasing Company, Ltd.	8,500	127,902
Tokyo Rakutenchi Company, Ltd.	8,000	34,816
Tokyo Rope Manufacturing Company, Ltd. (a)	19,000	40,067
Tokyo Style Company, Ltd.	10,000	108,129
Tokyo Tekko Company, Ltd.	4,000	34,783
Tokyo Theatres Company, Inc.	11,000	26,431
Tokyotokeiba Company, Ltd. (a)	33,000	87,057
Tokyu Community Corp.	1,500	42,974
Tokyu Construction Company, Ltd. (a)	10,490	75,089
Tokyu Livable, Inc. (a)	700	51,283
Tokyu Recreation Company, Ltd.	6,000	33,926
Tokyu Store Chain Company, Ltd.	12,000	65,028
Toli Corp.	10,000	26,129
Tomato Bank, Ltd.	16,000	33,203
Tomen Electronics Corp.	1,700	29,708
Tomoe Corp. (a)	8,000	26,415
Tomoku Company, Ltd.	16,000	34,413
Tomy Company, Ltd. (a)	5,900	39,903
Tonami Transportation Company, Ltd.	14,000	34,581
Topre Corp.	6,000	59,332
Topy Industries, Ltd.	19,000	79,336
Tori Holdings Company, Ltd. * (a)	82,000	22,735
Torigoe Company, Ltd.	5,000	36,001
Torii Pharmaceutical Company, Ltd.	3,400	52,846
Torishima Pump Manufacturing Company, Ltd.	5,000	41,672
Toshiba Plant Systems & Services Corp.	10,000	62,004
Tosho Printing Company, Ltd.	9,000	27,372
Totetsu Kogyo Company, Ltd.	7,000	37,992
Tottori Bank, Ltd. (a)	12,000	32,766
Touei Housing Corp.	5,000	82,378

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Towa Bank, Ltd. (a)	28,000	$61,634
Towa Corp. * (a)	4,900	29,270
Towa Pharmaceutical Company, Ltd.	1,800	58,677
Towa Real Estate Development Company, Ltd. * (a)	7,500	36,673
Toyo Construction Company, Ltd. * (a)	30,000	18,399
Toyo Corp. (a)	3,700	45,914
Toyo Electric Manufacturing Company, Ltd. (a)	6,000	25,054
Toyo Engineering Corp. (a)	19,000	82,529
Toyo Kanetsu K K (a)	15,000	35,917
Toyo Kohan Company, Ltd.	12,000	41,840
Toyo Machinery & Metal Company, Ltd.	4,000	30,246
Toyo Securities Company, Ltd.	14,000	56,106
Toyo Tire & Rubber Company, Ltd.	33,000	159,975
Toyo Wharf & Warehouse Company, Ltd.	16,000	32,262
TRAD Company, Ltd. (a)	9,000	43,554
Trans Cosmos, Inc. (a)	2,100	43,932
Trusco Nakayama Corp.	5,400	110,246
Tsubaki Nakashima Company, Ltd. (a)	6,500	101,029
Tsubakimoto Chain Company (a)	19,000	112,539
Tsugami Corp.	8,000	50,477
Tsukishima Kikai Company, Ltd.	5,000	59,693
Tsurumi Manufacturing Company, Ltd.	4,000	41,336
Tsutsumi Jewelry Company, Ltd.	2,100	59,458
Ube Material Industries, Ltd.	12,000	41,537
Uchida Yoko Company, Ltd.	7,000	41,050
UFJ Central Leasing Company, Ltd. (a)	3,000	142,659
Unicharm Petcare Corp. (a)	2,000	72,758
Uniden Corp. (a)	9,000	61,474
Unimat Life Corp.	2,800	36,816
Union Tool Company (a)	1,200	54,039
Unitika, Ltd. (a)	51,000	64,701
U-Shin, Ltd.	4,000	25,070
Valor Company, Ltd.	6,000	79,445
Venture Link Company, Ltd. * (a)	12,400	24,482
VITAL-Net, Inc.	6,500	41,340
Wakachiku Construction Company, Ltd. * (a)	17,000	15,997
Warabeya Nichiyo Company, Ltd.	2,500	33,396
Watabe Wedding Corp.	2,000	31,187
WATAMI Company, Ltd. (a)	5,900	72,570
Wood One Company, Ltd.	6,000	48,444
Yahagi Construction Company, Ltd.	8,000	31,456
Yaizu Suisankagaku Industry Company, Ltd.	2,700	26,405
Yamagata Bank, Ltd.	28,000	145,146
Yamaichi Electronics Company, Ltd.	3,900	32,799
Yaoko Company, Ltd. (a)	3,200	79,311
Yasuda Warehouse Company, Ltd.	4,000	37,303
Yellow Hat, Ltd.	3,600	30,457
Yodogawa Steel Works, Ltd. (a)	27,000	150,624
Yokohama Reito Company, Ltd.	6,000	44,814
Yomeishu Seizo Company, Ltd. (a)	6,000	60,441
Yomiuri Land Company, Ltd. (a)	6,000	27,473

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Yondenko Corp.	7,000	$35,228
Yonekyu Corp.	3,500	32,964
Yorozu Corp. (a)	3,000	38,059
Yoshimoto Kogyo Company, Ltd.	5,000	79,311
Yoshinoya D&C Company, Ltd. (a)	50	79,815
Yuasa Trading Company, Ltd. (a)	21,000	36,875
Yukiguni Maitake Company, Ltd.	7,100	27,738
Yuraku Real Estate Company, Ltd.	7,000	43,461
Yurtec Corp.	9,000	44,537
Yushiro Chemical Industry Company, Ltd. (a)	2,000	38,563
Zenrin Company, Ltd. (a)	4,600	135,266

		49,276,728

Malaysia - 1.29%
Aeon Company M Berhad	25,100	51,196
Affin Holdings Berhad	165,400	89,963
Amway (Malaysia) Holdings Berhad	22,700	42,120
Boustead Holdings Berhad	81,900	44,778
Carlsberg Brewery-Malay Berhad	61,300	88,564
Cement Industries of Malaysia	17,000	20,708
DRB-Hicom Berhad	271,900	129,403
Dutch Lady Milk Industries Berhad	5,900	20,057
Guinness Anchor Berhad	52,300	90,377
IGB Corp. Berhad	259,300	132,221
Island & Peninsular Berhad	84,000	33,552
KFC Holdings Malaysia Berhad	23,400	35,796
KLCC Property Holdings Berhad	136,000	109,416
KNM Group Berhad	20,000	49,858
Kulim Malaysia Berhad	28,400	41,836
Landmarks Berhad	105,300	55,782
Lingkaran Trans Kota Holdings Berhad	76,500	64,798
Lion Industries Corp., Berhad	189,800	55,381
MAA Holdings Berhad	30,400	15,157
Malaysian Bulk Carriers Berhad	70,900	51,418
Malaysian Oxygen Berhad	18,200	65,994
Malaysian Resources Corp. Berhad *	227,700	67,084
MNRB Holdings Berhad	25,200	30,554
MTD Infraperdana Berhad	147,500	49,306
Mulpha International Berhad *	243,600	95,232
Naim Cendera Holdings, Ltd., Berhad	48,700	43,044
OSK Holdings Berhad	105,900	58,800
Pacificmas Berhad	17,800	24,607
Padiberas Nasional Berhad	67,900	38,278
Panasonic Manufacturing Malaysia Berhad	13,700	38,034
Pelikan International Corp., Berhad	57,720	56,902
Puncak Niaga Holding Berhad	57,900	50,519
QL Resources Berhad	54,500	43,847
Ranhill Berhad	122,600	43,761
Road Builder M Holdings Berhad	153,600	147,943
Scomi Group Berhad	137,800	39,427
Sime Engineering Services Berhad	109,000	51,567
Sunrise Berhad	99,400	59,133

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Malaysia (continued)
Ta Ann Holdings Berhad	28,080	$75,569
TA Enterprise Berhad	382,500	86,144
Tan Chong Motor Holdings Berhad	78,600	27,833
Time Engineering Berhad *	235,300	42,327
Time.Com Berhad *	211,600	44,358
Top Glove Corp., Berhad	33,100	128,462
Tradewinds Corp., Berhad *	219,500	48,191
Tronoh Consolidated M Berhad	29,000	45,595
Uchi Technologies Berhad	45,000	39,773
UEM World Berhad	134,400	66,629
Unico-Desa Plantations Berhad	182,000	29,646
Unisem M Berhad	45,000	21,034
Wah Seong Corp., Berhad	47,200	28,480
WTK Holdings Berhad	25,400	54,686
YNH Property Berhad	116,700	68,433

		3,033,573

Mexico - 0.62%
Consorcio ARA SA de CV	20,700	140,868
Controladora Comercial Mexicana SA de CV	47,300	122,624
Corp GEO SA de CV *	43,200	216,390
Embotelladoras Arca SA de CV	4,574	18,634
Empresas ICA Sociedad Controladora SA de CV *	46,900	177,170
Gruma SA de CV	17,000	62,016
Grupo Aeroportuario del Sureste SA de CV	28,700	121,704
Grupo Cementos de Chihuahua SA de CV	5,000	24,073
Grupo Elektra SA de CV	4,500	54,577
Industrias CH SA *	29,700	126,604
Industrias Penoles SA de CV	10,100	92,588
Organizacion Soriana SA de CV	25,100	165,466
TV Azteca SA de CV *	174,600	132,884

		1,455,598

Netherlands - 2.12%
Aalberts Industries NV	9,605	830,197
Accell Group	1,129	38,736
Arcadis NV	1,567	96,567
Beter Bed Holdings NV	1,861	47,396
Boskalis Westminster (a)	2,453	242,774
Brunel International NV	1,198	41,103
Eriks Group NV	887	64,201
Gamma Holding NV	431	25,594
Heijmans NV	920	50,577
ICT Automatisering NV	1,785	34,343
Imtech NV	10,827	687,791
KAS Bank NV	619	17,031
Koninklijke Ten Cate NV (a)	3,853	118,009
Laurus NV *	9,291	35,065
Macintosh Retail Group NV	2,604	87,624
Nutreco Holding NV	777	50,641
Oce-Van Der Grinten NV (a)	9,856	161,144
OPG Groep NV	2,093	245,811

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands (continued)
Ordina NV (a)	4,066	$89,926
Pharming Group NV *	8,121	44,902
SBM Offshore NV	37,184	1,280,944
Sligro Food Group NV (a)	1,549	105,269
Smit Internationale NV	1,358	73,204
Stork NV	1,018	53,439
Telegraaf Media Groep NV (a)	6,008	157,374
TKH Group NV	1,554	131,447
Unit 4 Agresso NV *	2,085	49,112
Univar NV	937	52,476
Wegener NV	3,531	51,208

		4,963,905

New Zealand - 0.34%
Fisher & Paykel Appliances Holdings, Ltd. (a)	43,440	117,534
Freightways, Ltd.	17,697	56,735
Infratil, Ltd.	27,854	106,961
Mainfreight, Ltd.	10,000	56,368
Nuplex Industries, Ltd.	13,994	72,965
PGG Wrightson, Ltd.	46,710	53,975
Port of Tauranga, Ltd. (a)	12,337	51,721
Pumpkin Patch, Ltd. (a)	20,900	68,477
Ryman Healthcare, Ltd.	16,739	126,789
Tourism Holdings, Ltd.	27,130	38,232
Tower, Ltd. * (a)	24,522	38,185

		787,942

Norway - 1.26%
Acta Holding ASA (a)	10,000	52,987
Aktiv Kapital ASA (a)	5,200	78,067
Altinex ASA * (a)	150,000	27,457
Bonheur ASA *	3,500	150,610
DET Norske Oljeselskapb ASA *	26,600	49,117
EDB Business Partner ASA	9,800	86,938
Ekornes ASA (a)	7,000	160,726
Ementor ASA *	9,000	50,867
Expert ASA	3,200	51,381
Fast Search & Transfer ASA * (a)	36,000	90,173
Ganger Rolf ASA *	1,600	61,400
Kongsberg Gruppen AS	1,700	47,768
Leroy Seafood Group ASA	4,800	84,778
Ocean RIG ASA * (a)	32,900	242,471
Olav Thon Eindom AS	400	54,592
ProSafe ASA	45,420	645,419
Sevan Marine ASA *	9,200	50,225
Sinvest ASA * (a)	5,500	118,337
Solstad Offshore ASA	4,600	101,188
Sparebanken Midt-Norge	8,600	113,231
Tandberg ASA	12,750	192,437
Tandberg Television ASA * (a)	13,600	170,764
Tomra Systems ASA (a)	24,000	165,703
Veidekke ASA (a)	2,600	98,940

		2,945,576

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Philippines - 0.29%
Benpres Holdings Corp. *	1,899,000	$83,677
DMCI Holdings, Inc.	488,000	60,726
Filinvest Land, Inc. *	1,446,000	63,126
First Philippine Holdings Corp.	93,000	119,522
International Container Terminal Services, Inc.	106,500	45,081
Jollibee Foods Corp.	129,200	110,698
Megaworld Corp.	2,807,000	138,575
Petron Corp.	602,000	50,351

		671,756

Poland - 0.55%
Budimex SA *	2,174	56,031
CCC SA	2,698	46,357
Cersanit-Krasnystaw SA *	4,929	61,994
Echo Investment SA *	3,529	107,325
Fabryka Kotlow Rafako SA *	3,353	45,225
Grupa Kety SA	1,563	107,423
Grupa Lotos SA *	8,943	151,509
Impexmetal SA *	827	48,881
Kredyt Bank SA	8,164	56,362
Mondi Packaging Paper Swiecie SA	1,651	59,005
Orbis SA	4,455	96,601
PBG SA *	911	80,425
Pfleiderer Grajewo SA	3,000	57,732
Polimex Mostostal Siedlce SA	1,375	71,821
Polska Grupa Farmaceutyczna SA	992	27,101
Polski Koncern Miesny Duda SA *	9,274	42,546
Prokom Software SA	2,375	111,323
Softbank SA	3,169	54,668

		1,282,329

Portugal - 0.23%
Jeronimo Martins, SGPS SA	1,375	30,846
Mota Engil, SGPS SA	19,025	129,042
Semapa-Sociedade de Investimento e Gestao	4,056	47,314
Sonae Industria-SGPS SA New *	3,131	30,987
SONAECOM - SGPS SA *	38,601	255,708
Teixeira Duarte - Engenharia Construcoes SA	21,621	56,777

		550,674

Singapore - 0.97%
Allgreen Properties, Ltd. (a)	51,000	43,554
Bukit Sembawang Estates, Ltd.	6,000	32,270
Cerebos Pacific, Ltd.	16,000	36,507
China Merchants Holdings Pacific, Ltd.	73,000	39,499
Chuan Hup Holdings, Ltd.	182,000	37,374
Creative Technology, Ltd. (a)	15,500	103,067
Ezra Holdings, Ltd.	41,000	106,379
Global Voice Group, Ltd. *	209,000	19,075
Goodpack, Ltd.	36,000	36,142
Hartford Education Corp., Ltd.	4,582	2,330
Hi-P International, Ltd. (a)	126,000	71,463
Hong Leong Asia, Ltd.	42,000	46,547
Hotel Properties, Ltd.	35,000	61,606

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Singapore (continued)
HTL International Holdings, Ltd.	58,000	$34,975
Hyflux, Ltd. (a)	55,000	83,543
Jaya Holdings, Ltd.	96,000	92,624
Jurong Technologies Industrial Corp., Ltd.	49,500	34,851
K1 Ventures, Ltd. *	367,000	78,953
Keppel Telecommunications & Transportation Company, Ltd.	57,000	59,454
Kim Eng Holdings, Ltd.	48,000	43,183
Labroy Marine, Ltd. (a)	105,000	128,687
Metro Holdings, Ltd.	74,000	41,005
MFS Technology, Ltd. *	113,000	67,404
Midas Holdings, Ltd.	92,000	77,969
MMI Holding, Ltd.	89,000	60,921
Osim International, Ltd. (a)	43,000	39,245
Petra Foods, Ltd.	46,000	53,978
Raffles Education Corp., Ltd. (a)	110,000	126,927
Robinson & Company, Ltd.	13,000	42,205
Singapore Food Industries, Ltd.	21,000	12,663
Sinomem Technology, Ltd.	81,000	52,805
Straits Trading Company, Ltd.	63,000	143,747
Sunningdale Tech, Ltd. *	144,000	24,408
Unisteel Technology, Ltd.	35,000	58,183
United Engineers, Ltd.	32,000	51,527
United Test and Assembly Center, Ltd. * (a)	238,000	113,263
UOB-Kay Hian Holdings, Ltd.	94,000	80,889
WBL Corp., Ltd.	13,000	37,967

		2,277,189

South Africa - 2.72%
Aeci, Ltd.	23,952	231,915
Afgri, Ltd.	58,521	61,188
African Oxygen, Ltd.	26,078	111,729
African Rainbow Minerals, Ltd. *	17,491	250,623
Alexander Forbes, Ltd. *	34,816	77,053
Allied Electronics Corp., Ltd.	10,355	51,857
Allied Technologies, Ltd.	15,669	137,822
Astral Foods, Ltd.	8,230	136,022
Aveng, Ltd.	85,965	409,775
AVI, Ltd.	18,963	52,460
Bytes Technology Group, Ltd.	21,548	39,741
Capitec Bank Holdings, Ltd.	8,249	42,130
Ceramic Industries, Ltd.	1,970	40,105
DataTec, Ltd. *	37,448	176,115
Dimension Data Holdings PLC	249,960	212,768
Distell Group, Ltd.	3,000	18,514
DRDGOLD, Ltd. *	28,503	25,960
Ellerine Holdings, Ltd.	26,156	288,507
Grindrod, Ltd.	35,005	77,471
Group Five, Ltd.	10,948	70,669
Iliad Africa, Ltd.	16,287	30,038
Illovo Sugar, Ltd.	21,230	59,635
Johnnic Communications, Ltd.	18,420	222,881
Lewis Group, Ltd.	10,863	90,694

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Africa (continued)
Massmart Holdings, Ltd.	5,143	$51,220
Medi-Clinic Corp., Ltd.	45,899	164,092
Metorex, Ltd. *	55,956	128,602
Metropolitan Holdings, Ltd.	131,095	278,973
Mr. Price Group, Ltd.	34,045	121,907
Murray & Roberts Holdings, Ltd.	64,959	369,546
Mvelaphanda Group, Ltd.	80,133	116,753
Nampak, Ltd.	100,169	308,942
New Clicks Holdings, Ltd.	74,503	116,266
Northam Platinum, Ltd.	31,856	231,797
Omnia Holdings, Ltd.	5,040	44,474
Peregrine Holdings, Ltd.	26,519	46,463
Primedia, Ltd. *	25,683	72,872
PSG Group, Ltd.	18,851	72,208
Rainbow Chicken, Ltd.	36,464	71,906
Santam, Ltd.	12,764	158,355
Spar Group, Ltd.	20,432	125,222
Sun International, Ltd.	23,213	391,889
Super Group, Ltd.	63,821	104,576
Tiger Automotive, Ltd. *	12,943	23,870
Tiger Wheels, Ltd. *	12,943	25,248
Tongaat-Hulett Group, Ltd.	11,536	183,298
Tourism Investment Corp., Ltd.	79,501	26,730
Trencor, Ltd.	9,960	43,097
Western Areas, Ltd. *	10,814	69,421
Wilson Bayly Holmes-Ovcon, Ltd.	10,435	108,069

		6,371,468

South Korea - 5.45%
Binggrae Company, Ltd. *	840	38,477
Bukwang Pharmaceutical Company, Ltd.	4,840	92,116
Byucksan Engineering & Construction Company, Ltd. *	4,400	39,505
Cheil Communications, Inc.	620	154,000
Chong Kun Dang Pharm Corp. *	1,112	42,627
Choongwae Pharma Corp. *	1,009	51,426
CJ CGV Company, Ltd.	4,000	92,043
Dae Han Flour Mills Company, Ltd.	230	49,957
Daeduck Electronics Company, Ltd.	5,550	42,490
Daeduck GDS Company, Ltd.	3,610	35,634
Daehan City Gas Company, Ltd.	1,520	40,778
Daekyo Company, Ltd.	1,000	100,000
Daesang Corp. *	5,610	79,927
Daesung Industrial Company, Ltd.	1,120	113,204
Daewoo Motor Sales	4,650	144,750
Daewoong Pharmaceutical Company, Ltd.	960	60,697
Daishin Securities Company, Ltd.	10,160	256,731
Daou Technology, Inc. *	8,520	61,289
DC Chemical Company, Ltd.	2,760	145,123
Dong-A Pharmaceutical Company, Ltd. *	1,734	162,026
Dongbu Corp.	4,200	77,903
Dongbu Steel Company, Ltd.	3,980	38,516
DongbuElectronics Company, Ltd. *	17,010	39,416

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Dongkuk Steel Mill Company, Ltd.	10,480	$264,817
Dongwon F&B Company, Ltd.	650	44,521
Dongwon Systems Corp. *	17,840	39,996
Doosan Corp. *	2,700	165,194
Doosan Industrial Development Company, Ltd. *	10,030	128,341
E1 Corp.	890	40,146
FnC Kolon Corp.	1,970	37,282
Fursys, Inc.	1,250	38,038
Halla Climate Control	12,110	160,816
Halla Engineering & Construction Corp.	1,480	36,602
Hana Financial Group, Inc.	579	30,444
Handsome Company, Ltd.	2,770	53,613
Hanil Cement Manufacturing Company, Ltd.	1,310	116,210
Hanjin Transportation Company, Ltd.	2,760	96,452
Hankuk Glass Industries, Inc. *	1,200	51,161
Hanmi Pharm Company, Ltd.	1,134	170,710
Hansol CSN	9,970	45,026
Hansol LCD, Inc. *	990	53,226
Hansol Paper Company, Inc.	8,180	124,459
Hanwha Chem Corp.	11,390	151,254
Hanwha Securities Company	4,390	50,509
Honam Petrochemical Corp.	1,450	108,360
Hotel Shilla Company, Ltd.	7,320	119,245
Hwa Sung Industrial Company, Ltd.	3,280	58,194
Hyosung Corp. *	6,370	187,333
Hyundai Cement Company	870	30,871
Hyundai Corp. *	1,570	35,705
Hyundai Elevator Company, Ltd.	510	36,632
Hyundai H&S Company, Ltd.	720	57,213
Hyundai Hysco	14,160	144,797
Hyundai Marine & Fire Insurance Company, Ltd.	12,630	160,252
Hyundai Securities Company, Ltd.	17,060	229,301
Ilyang Pharmaceutical Company, Ltd.	2,380	53,998
Inzi Controls Company, Ltd.	3,200	22,951
Jeonbuk Bank	4,293	46,023
Keangnam Enterprises, Ltd. *	2,660	50,912
KISWIRE, Ltd.	1,470	41,255
Kolon Engineering & Construction Company, Ltd.	2,190	39,444
Kolon Industries, Inc. *	3,240	49,645
Korea Development Corp.	1,370	33,145
Korea Development Financing Corp.	710	36,645
Korea Iron & Steel Company, Ltd.	2,370	107,032
Korea Kumho Petrochemical	3,490	123,839
Korea Line Corp.	1,510	80,371
Korea Polyol Company, Ltd.	735	41,887
Korea Zinc Company, Ltd.	1,480	157,071
Korean Petrochemical Ind. Company, Ltd.	1,280	52,576
Korean Reinsurance Company	14,600	199,376
KP Chemical Corp. *	8,460	40,299
KPC Holdings, Inc. *	315	10,822

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
KTBNetwork *	6,720	$37,863
Kumho Electric Company, Ltd.	787	32,326
Kumho Industrial Company, Ltd.	5,180	138,969
Kyeryong Construction
Industrial Company, Ltd.	1,030	43,360
Kyobo Securities Company, Ltd.	3,440	40,503
LG Dacom Corp. *	9,640	203,166
LG Fashion Corp. *	5,018	113,312
LG Household & Health Care, Ltd.	2,250	298,790
LG International Corp. *	6,651	164,130
LG Life Sciences, Ltd. *	2,060	104,551
LG Petrochemical Company, Ltd.	7,520	190,021
LIG Non-Life Insurance Company, Ltd.	9,890	153,135
Lotte Chilsung Beverage Company, Ltd.	160	240,860
Lotte Midopa Company, Ltd. *	7,390	130,318
Lotte Samkang Company, Ltd.	190	33,914
LS Cable, Ltd.	4,390	181,265
LS Industrial Systems Company, Ltd.	2,870	99,833
Meritz Securities Company, Ltd.	5,270	50,320
Namyang Dairy Products Company, Ltd.	130	117,280
NCsoft Corp. *	3,290	188,556
NH Investment & Securities Company, Ltd.	4,380	57,929
Nong Shim Company, Ltd.	370	113,387
Nong Shim Holdings Company, Ltd.	450	43,065
Orion Corp.	650	190,457
Ottogi Corp.	320	35,613
Pacific Corp. *	740	135,269
Pantech & Curitel Communications, Inc. *	26,470	12,808
Pantech Company, Ltd. *	8,860	8,860
Poongsan Corp.	5,600	139,699
Pulmuone Company, Ltd.	940	32,344
Pusan City Gas Company, Ltd.	1,820	41,782
S&T Daewoo Company, Ltd.	1,480	36,443
S&T Dynamics Company, Ltd. *	7,160	50,274
S1 Corp.	3,300	153,823
Samchully Company, Ltd.	626	89,188
Samho International Company, Ltd. *	3,010	48,548
Samsung Fine Chemicals Company, Ltd.	4,120	103,221
Samwhan Corp.	1,510	38,968
Samyang Corp.	760	50,830
Samyang Genex Company, Ltd.	410	41,132
SeAH Holdings Corp.	580	52,948
Seoul Securities Company, Ltd.	51,840	79,432
Serim Paper Manufacturing Company, Ltd. *	2,280	39,348
Shinyoung Securities Company, Ltd.	1,270	55,033
Sindo Ricoh Company, Ltd.	1,870	114,613
SK Chemicals Company, Ltd.	2,920	124,963
SK Gas Company, Ltd.	2,070	104,056
SK Securities Company, Ltd.	34,020	49,567
SKC Company, Ltd. *	4,840	122,041
Solomon Mutual Savings Bank	1,710	33,097
Ssangyong Cement Industrial Company, Ltd. *	12,490	189,365

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

South Korea (continued)
Ssangyong Motor Company *	20,700	$117,077
STX Corp.	3,080	56,301
STX Engine Company, Ltd.	3,000	76,452
Sungshin Cement Company, Ltd.	2,150	37,336
Tae Young Corp. *	1,270	102,419
Taegu Department Store Company	1,810	36,395
Taekwang Industrial Company, Ltd.	70	68,495
Taihan Electric Wire Company, Ltd.	7,520	187,191
Telcoware Company, Ltd.	2,000	24,301
Tong Yang Investment Bank *	14,880	176,800
Tong Yang Major Corp. *	5,130	40,268
Union Steel	1,390	37,141
Woongjin Coway Company, Ltd.	4,300	119,290
Woongjin Thinkbig Company, Ltd.	2,760	58,465
Youlchon Chemical Company, Ltd.	3,520	42,581
Young Poong Corp.	324	96,329
Youngone Corp.	8,130	45,633
Yuhan Corp.	1,312	251,114
Yungjin Pharmaceutical Company, Ltd. *	12,000	34,645

		12,771,454

Spain - 1.46%
Abengoa SA	7,583	278,282
Adolfo Dominguez	1,759	108,933
Amper SA	8,329	119,801
Avanzit SA *	17,987	163,064
Banco Guipuzcoano SA	9,364	309,289
Campofrio Alimentacion SA	2,136	39,151
Construcciones y Auxiliar de Ferrocarriles SA	428	76,811
Duro Felguera SA (a)	6,660	65,299
FAES FARMA SA (a)	4,820	167,026
Grupo Empresarial Ence SA (a)	4,144	229,674
La Seda de Barcelona SA * (a)	38,649	123,423
Mecalux SA	2,622	106,672
Natra SA (a)	4,032	57,569
Natraceutical SA * (a)	35,597	85,492
Obrascon Huarte Lain SA	7,054	217,818
Pescanova SA	1,382	49,349
Prim SA	2,640	47,135
Service Point Solutions SA * (a)	13,183	52,363
Sociedad Nacional Inds., Aplicaciones
Celulosa Espanola*	8,023	47,113
SOS Cuetara SA (a)	20,535	338,725
Tecnocom Telecomunicaciones y Energia SA *	3,303	53,568
Tubacex SA (a)	28,525	185,949
Unipapel SA	1,050	29,790
Uralita SA	15,058	99,154
Vidrala SA	1,663	48,696
Viscofan SA *	11,757	221,703
Zeltia SA * (a)	14,274	105,105

		3,426,954

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sweden - 2.25%
AddTech AB	2,600	$52,287
Angpanneforeningen AB, B Shares	2,600	55,615
Axfood AB	5,450	225,582
Axis Communications AB	10,500	140,902
Bergman & Beving AB (a)	4,000	111,449
Billerud Aktibolag AB (a)	10,000	177,704
Cardo AB (a)	3,200	121,687
Castellum AB	15,900	212,203
Clas Ohlson AB, B Shares	2,475	50,860
D. Carnegie & Company AB (a)	30,200	651,509
Fabege AB (a)	2,200	59,045
Gunnebo AB (a)	8,726	100,824
Haldex AB	4,300	102,827
HIQ International AB	8,000	49,494
Hoganas AG, B Shares	5,800	152,270
IBS AB *	23,000	88,136
JM AB	15,200	369,040
Kungsleden AB	5,550	85,232
Lennart Wallenstam Byggnads AB (a)	3,900	80,428
Lindex AB (a)	9,700	124,492
LogicaCMG PLC	47,500	172,293
Meda AB (a)	4,500	182,311
Micronic Laser Systems AB * (a)	6,200	69,824
Munters AB (a)	2,450	113,592
New Wave Group AB, B Shares (a)	4,600	51,973
Nibe Industrier AB, B Shares	4,800	80,735
Nobia AB	8,400	323,729
Nolato AB	4,000	41,537
Obsever AB *	19,000	107,544
PartnerTech AB	1,600	29,837
Peab AB	7,200	171,123
Pergo AB * (a)	12,000	75,996
Q-Med AB	9,200	143,641
RNB Retail & Brands AB	5,416	51,489
SkiStar AB	6,100	105,277
Studsvik AB	1,000	37,003
Sweco AB *	1,400	54,057
Teleca AB * (a)	6,800	27,748
Telelogic AB * (a)	19,000	42,517
Trelleborg AB, Series B (a)	15,800	378,986

		5,272,798

Switzerland - 5.02%
Actelion, Ltd. *	1,492	327,845
Affichage Holding Genf	309	50,670
AFG Arbonia-Forster Holdings	259	102,780
Allreal Holding AG	916	101,765
Bank Coop AG	1,859	123,766
Bank Sarasin & Compagnie AG	61	192,255
Banque Cantonale Vaudoise	607	292,140
Barry Callebaut AG *	588	296,495
Belimo Holding AG	64	62,969

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Switzerland (continued)
Berner Kantonalbank	910	$152,581
Bobst Group AG	40	1,968
Bucher Industries AG	1,199	130,060
Charles Voegele Holding AG *	913	72,687
Converium Holding AG	16,477	220,882
Conzzeta Holding AG	37	65,679
Emmi AG	445	52,868
EMS-Chemie Holding AG	425	51,084
Energiedienst Holding AG *	299	136,550
Flughafen Zuerich AG	437	136,154
Forbo Holding AG *	348	138,669
Galenica Holding Company AG	430	120,311
Georg Fischer AG *	609	394,216
Gurit Heberlein	364	317,547
Helvetia Patria Holding	685	225,497
Hiestand Holding AG	39	44,767
Jelmoli Holding AG	135	302,730
Kaba Holding AG *	447	135,238
Kuoni Reisen Holding AG, Series B *	1,959	1,047,241
Lonza Group AG	6,120	528,378
Luzerner Kantonalbank *	1,251	268,222
Mobilezone Holding AG	10,362	65,418
Phoenix Mecano AG	228	99,825
PubliGroupe SA *	418	147,027
Rieter Holdings AG	615	321,455
Schulthess Group AG	81	57,978
Schweizerische
National-Versicherungs-Gesellschaft	78	50,715
SEZ Holding AG *	972	30,284
Sia Abrasives Holding AG	131	51,019
SIG Holding AG *	2,387	796,547
Sika AG *	331	512,926
St. Galler Kantonalbank	614	257,753
Sulzer AG	638	725,541
Swiss Prime Site AG *	2,078	125,142
Swissfirst AG	1,127	72,075
Swissquote Group Holding SA *	124	40,413
Tamedia AG	451	59,349
Tecan Group AG	2,488	155,953
Temenos Group AG *	3,323	56,262
Valiant Holding *	3,659	411,006
Valora Holding AG	778	213,533
Verwaltungs-und Privat-Bank AG	3,265	870,024
Von Roll Holding AG *	45,601	133,103
Vontobel Holdings AG	9,372	404,956
WMH Walter Meier AG	178	19,265

		11,771,583

Taiwan - 4.42%
Ability Enterprise Company, Ltd.	124,000	93,585
Accton Technology Corp. *	192,000	118,398
Altek Corp.	46,000	83,970
Ambassador Hotel	79,000	87,131

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
AmTRAN Technology Company, Ltd. *	113,000	$92,910
Arima Communication Corp. *	45,000	37,276
Arima Computer Corp. *	367,000	81,968
Bank of Kaohsiung, Ltd.	185,000	107,555
BES Engineering Corp.	584,000	135,272
Cheng Loong Corp.	217,000	87,213
Chia Hsin Cement Corp. *	155,000	101,764
Chicony Electronics Company, Ltd.	78,000	117,257
China Life Insurance Company *	153,000	82,614
China Manmade Fibers Corp. *	378,000	92,427
China Metal Products Company, Ltd.	53,000	115,285
China Petrochemical Development Corp. *	255,000	76,042
China Steel Chemical Corp.	53,000	86,016
Chin-Poon Industrial Company, Ltd.	118,000	81,816
Chroma Ate, Inc.	30,000	34,791
Chung Hsin Electric & Machinery
Manufacturing Corp.	132,000	78,362
Chung Hwa Pulp Corp.	165,000	90,106
CMC Magnetics Corp. *	481,000	168,966
Compeq Manufactuing Company, Ltd. *	180,000	84,768
Continental Engineering Corp.	145,000	125,893
Cosmos Bank Taiwan *	110,000	42,859
CyberTAN Technology, Inc.	69,000	150,934
Depo Auto Parts Industrial Company, Ltd.	19,000	54,152
D-Link Corp.	102,000	133,622
Eastern Media International	255,000	96,618
Elitegroup Computer Systems Company, Ltd.	138,720	92,778
Evergreen International Storage & Transport
Corp.	158,000	93,554
Everlight Electronics Company, Ltd.	37,000	105,228
Far Eastern Department Stores Company, Ltd.	151,000	96,358
Federal Corp.	123,000	98,679
Feng Hsin Iron & Steel Company, Ltd.	87,000	104,896
Formosa Taffeta Company, Ltd.	9,000	6,820
Formosan Rubber Group, Inc. *	174,000	124,915
Fu Sheng Industrial Company, Ltd.	91,000	89,060
Giant Manufacturing Company, Ltd.	51,000	83,709
Gigabyte Technology Company, Ltd.	121,000	91,878
Gold Circuit Electronics, Ltd.	122,000	86,461
Goldsun Development & Construction
Company, Ltd.	187,000	100,972
Greatek Electronic, Inc.	64,000	84,725
Hey Song Corp.	188,000	96,321
Hung Poo Real Estate Development Corp.	75,000	88,587
Hung Sheng Construction Company, Ltd.	110,000	85,044
Ichia Technologies, Inc. *	56,000	66,317
Infortrend Technology, Inc.	52,000	83,596
King Yuan Electronics Company, Ltd.	111,000	92,628
King’s Town Bank *	276,000	87,639
Kinpo Electronics, Inc.	180,000	71,514
Lee Chang Yung Chemical Industries, Corp.	92,000	93,708
Lien Hwa Industrial Corp.	178,000	97,205

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Long Bon Development Company, Ltd.	140,000	$94,278
Merry Electronics Company, Ltd.	23,000	62,801
Micro-Star International Company, Ltd.	156,000	123,958
NAN Kang Rubber Tire Company, Ltd.	62,000	99,291
Nien Hsing Textile Company, Ltd.	140,000	84,399
Nien Made Enterprises Company, Ltd.	86,000	87,069
Optimax Technology Corp. *	88,000	62,095
Opto Technology Corp. *	190,000	115,708
Oriental Union Chemical Corp.	136,000	90,959
Pan-International Industrial Company, Ltd.	67,000	205,553
Phoenix Precision Technology Corp.	84,000	100,506
Phoenixtec Power Company, Ltd.	76,000	83,706
Pihsiang Machinery Manufacturing Company,
Ltd.	37,000	65,838
Primax Electronics, Ltd. *	97,000	45,234
Prince Housing Development Corp.	159,000	107,561
Richtek Technology Corp.	12,000	96,272
Ritek Corp. *	393,000	115,145
Ruentex Development Company, Ltd.	84,000	72,416
Ruentex Industries, Ltd.	174,000	122,780
Sanyang Industrial Company, Ltd.	153,000	109,369
Sheng Yu Steel Company, Ltd.	97,000	94,634
Shihlin Electric & Engineering Corp.	81,000	87,846
Shihlin Paper Corp. *	66,000	111,569
Shinkong Synthetic Fibers Corp. *	386,000	101,489
Silicon Integrated Systems Corp.	173,000	105,620
Sincere Navigation Corp.	75,000	97,791
Sinyi Realty Company, Ltd.	33,000	92,131
Sitronix Technology Corp.	25,000	68,109
Southeast Cement Company, Ltd.	145,000	54,050
Springsoft, Inc.	51,000	86,056
Sunrex Technology Corp.	84,000	86,719
T JOIN Transportation Company, Ltd.	166,000	111,532
Ta Chong Bank Company, Ltd.	269,000	90,368
Taichung Commercial Bank *	394,000	102,746
Tainan Spinning Company, Ltd. *	353,000	172,737
Taiwan Green Point Enterprises Company, Ltd.	31,000	102,715
Taiwan Life Insurance Company, Ltd.	65,000	87,544
Taiwan Navigation Company, Ltd.	133,000	103,234
Taiwan Secom	44,000	79,509
Taiwan Styrene Monomer, Corp. *	77,000	34,608
Taiwan-Sogo Shin Kong SEC	25,000	23,431
Taiyen Biotech Company, Ltd.	50,000	30,066
Teco Electric & Machinery Company, Ltd.	284,000	144,636
Tong Yang Industry Company, Ltd.	103,000	79,158
Tsann Kuen Enterprise Company, Ltd.	64,000	69,900
TSRC Corp.	129,000	93,797
Tung Ho Steel Enterprise Corp.	104,000	102,102
Union Bank of Taiwan *	310,000	87,023
Universal Scientific Industrial Company, Ltd.	231,000	122,605
USI Corp.	119,000	36,144
Walsin Technology Corp.	100,000	94,800

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Taiwan (continued)
Waterland Financial Holdings	268,000	$88,388
Wistron NeWeb Corp.	32,000	82,467
WUS Printed Circuit Company, Ltd.	209,000	85,921
Ya Hsin Industrial Company, Ltd.	138,000	113,042
Yieh Phui Enterprise	158,360	71,419
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	214,000	93,229
Yungtay Engineering Company, Ltd.	151,000	96,590
Zinwell Corp.	69,000	91,238
Zyxel Communications Corp.	60,000	74,735

		10,358,798

Thailand - 0.65%
Amata Corp. PCL	140,400	47,771
Asia Plus Securities PCL	440,200	35,313
Bangkok Aviation Fuel Services PCL	139,371	40,481
Bangkok Expressway PCL	69,300	46,200
Cal-Comp Electronics Thailand PCL	523,000	63,946
Dynasty Ceramic PCL	115,800	41,323
Eastern Water Resources Development &
Management PCL	295,200	44,913
Erawan Group PCL	370,800	42,670
Hemaraj Land and Development PLC	1,551,800	38,205
Home Product Center PCL	358,382	56,508
Jasmine International PCL *	3,010,500	36,642
KGI Securities Thailand PCL *	779,900	36,676
Kiatnakin Finance PCL	49,600	39,790
Kim Eng Securities Thailand PCL	72,700	35,395
Krungthai Card PCL	80,500	63,465
Lanna Resources PCL	121,400	37,948
Loxley PCL *	533,800	28,056
Magnecomp Precision Technology *	637,800	37,756
Major Cineplex Group PCL	165,000	74,855
MBK PCL	29,300	46,604
Nakornthai Strip Mill PCL *	3,961,200	37,256
Power Line Engineering PLC	224,700	43,821
Quality House PCL	1,381,000	43,168
Robinson Department Store PLC *	154,900	47,991
Rojana Industrial Park PCL	56,700	22,115
Saha-Union PCL	35,700	24,294
Samart Corp. PCL	158,500	39,461
Samart I-Mobile PCL	90,200	46,659
Sansiri PCL	420,500	37,223
Shin Satellite PCL *	232,800	43,791
Sino Thai Engineering & Construction PCL	314,900	40,593
Supalai PCL	501,800	49,417
Thai Vegetable Oil PCL	100,000	22,683
Thoresen Thai Agencies PLC	118,800	83,801
Ticon Industrial Connection PLC	88,600	45,342

		1,522,132

Turkey - 0.79%
Acibadem Saglik Hizmetleri Ve Ticaret AS	5,454	58,463

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Turkey (continued)
Aksa Akrilik Kimya Sanayii AS *	17,514	$44,958
Alarko Holding AS	17,428	44,000
Anadolu Cam Sanayii AS	15,915	62,852
Anadolu Hayat Emeklilik AS	18,000	61,693
Anadolu Isuzu Otomotiv Sanayi	4,082	38,575
Anadolu Sigorta	23,727	39,489
Ayen Enerji AS *	24,525	37,358
Aygaz AS *	24,690	69,647
Bati Cimento	7,206	40,654
BatiSoke	16,968	39,728
Beko Elektronik *	28,000	37,715
Bolu Cimento Sanayii	20,409	40,588
Borusan Mannesmann Boru Sanayi ve
Ticaret AS	5,559	49,004
Bosch Fren Sistemleri *	348	38,285
BSH Ev Aletleri Sanayi ve Ticaret AS	2,182	52,703
Celebi Hava Servisi	2,182	37,546
Cimsa Cimento Sanayi ve Ticaret AS	5,949	38,178
Deva Holding AS	8,895	70,884
Doktas Dokumculuk Ticaret	14,448	44,832
Eczacibasi Ilac Sanayi *	15,856	60,942
Goodyear Lastikleri TAS *	2,606	38,778
GSD Holding, Ltd. *	45,600	37,946
Ihlas Holding AS *	58,320	20,153
Konya Cimento Sanayii AS	708	36,698
Mardin Cimento Sanayii ve Ticaret	7,831	40,315
NET Holding AS *	95,686	41,837
Nortel Networks Netas Telekomunikasyon AS	1,796	38,631
Otokar Otobus Karoseri Sanayi AS	4,947	53,029
Sarkuysan Elektrolitik Bakir	13,387	38,141
Tekstil Bankasi AS *	40,534	43,450
Trakya Cam Sanayi AS	33,706	92,703
Turk Demir Dokum Fabrikalari AS	3,402	25,431
Turk Ekonomi Bankasi AS	4,261	52,586
Ulker Gida Sanayi ve Ticaret AS	24,000	63,977
Usas Ucak Servisi AS	8,961	29,196
Uzel Makina Sanayii AS *	20,846	43,809
Vestel Elektronik Sanayi ve Tracaret AS *	27,009	70,094
Yapi Kredi Sigorta AS *	9,491	42,502
Zorlu Enerji Elektrik Uretim AS *	15,121	44,787

		1,862,157

United Kingdom - 15.98%
Abacus Group PLC	13,889	51,279
Abbot Group PLC	27,144	169,067
Aberdeen Asset Management PLC	87,431	325,369
AEA Technology PLC *	19,508	37,445
Aga Foodservice Group PLC	21,893	185,245
Aggreko PLC	47,192	402,544
Alfred McAlpine PLC	19,342	219,349
Alizyme PLC *	22,479	38,305
Amstrad PLC	12,281	37,645
Anglo-Eastern Plantations	8,092	49,529

The accompanying notes are an integral part of the financial statements

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Anite Group PLC	66,831	$106,682
Arena Leisure PLC	107,875	122,548
Arla Foods UK PLC	51,444	64,235
Arriva PLC	20,459	306,150
Ashtead Group PLC	50,307	155,930
Autonomy Corp. PLC *	30,010	300,655
Aveva Group PLC	5,910	94,457
Avis Europe PLC *	71,985	115,262
Axis-Shield PLC *	6,528	34,810
Axon Group PLC	6,620	79,159
Bespak PLC	3,566	43,933
Blacks Leisure Group PLC	8,616	67,419
Bloomsbury Publishing PLC	13,378	67,079
Bodycote International	123,466	551,969
Bovis Homes Group PLC	26,719	567,283
BPP Holdings PLC	5,007	51,781
Braemar Seascope Group PLC	5,361	41,896
Brewin Dolphin Holdings PLC	48,637	176,951
Brit Insurance Holdings PLC	76,977	476,059
BSS Group PLC	10,970	92,982
Burberry Group PLC	23,039	291,284
Burren Energy PLC	14,820	256,891
Capital & Regional PLC	13,564	409,665
Care UK PLC	9,522	121,227
Carillion PLC	44,876	348,729
Carpetright PLC	5,505	141,357
Centaur Media PLC	36,430	98,290
Charles Taylor Consulting PLC	6,425	49,299
Chemring Group PLC	10,411	322,186
Chime Communications PLC	60,938	66,243
Chloride Group	45,330	140,281
Christian Salvesen PLC	75,032	97,729
Chrysalis Group PLC	21,622	51,243
Communisis PLC	31,511	51,998
Computacenter PLC	12,617	66,352
Cookson Group PLC	27,938	343,646
Costain Group PLC *	86,824	86,729
Countrywide PLC	28,470	301,676
Cranswick PLC	8,057	142,895
Crest Nicholson	20,276	245,628
Croda International	19,600	224,579
CSR PLC *	3,852	49,041
Dairy Crest Group PLC	15,460	205,606
Dana Petroleum PLC *	9,954	244,290
Datamonitor PLC	5,458	57,193
Davis Service Group PLC	24,951	246,306
De La Rue PLC	24,672	311,447
Delta PLC	17,178	53,665
Detica Group PLC	24,675	177,370
Development Securities PLC	8,899	121,139
Devro PLC	35,231	84,186
Diploma PLC	2,935	50,329

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Domestic & General Group	4,773	$116,764
Domino Printing Sciences	24,282	154,213
DS Smith PLC	71,346	273,894
DTZ Holdings PLC	7,566	123,740
E2V Technologies PLC	17,360	132,608
Electrocomponents PLC	97,748	561,439
Elementis PLC	86,991	141,845
Ennstone PLC	44,663	40,896
Enodis PLC	37,756	147,347
Enterprise PLC	9,388	100,030
Entertainment Rights PLC *	62,860	36,628
Erinaceous Group PLC	13,908	94,390
Euromoney Institutional Investor PLC	7,086	75,849
European Motor Holdings PLC	12,647	120,449
Evolution Group PLC	47,411	119,327
Expro International Group	13,879	240,307
F&C Asset Management PLC	60,938	251,841
Fenner PLC	21,742	92,196
Filtrona PLC	51,099	261,722
Findel PLC	12,673	177,477
First Choice Holidays PLC	48,309	269,668
FKI PLC	89,617	181,233
Forth Ports PLC	8,466	356,843
Fuller Smith & Turner	3,727	116,506
Galiform PLC *	201,168	538,819
Galliford Try PLC	45,150	145,030
Game Group PLC	60,751	135,054
Go-Ahead Group PLC	5,758	267,625
Greene King PLC	26,500	590,151
Gyrus Group PLC *	21,670	159,483
Halfords Group PLC	22,110	159,257
Halma PLC	53,572	241,861
Hampson Industries PLC *	14,601	42,897
Headlam Group PLC	16,906	203,644
Helical Bar PLC	19,485	180,899
Helphire PLC	17,190	131,310
Henderson Group PLC	135,328	365,120
Henry Boot PLC	5,236	110,246
Highway Insurance Holdings PLC	28,215	43,105
Hill & Smith Holdings PLC	11,574	61,434
Hiscox, Ltd.	67,190	368,814
Holidaybreak PLC	3,855	58,517
Homeserve PLC	33,099	1,225,274
Homestyle Group PLC *	38,466	97,379
Hunting PLC	20,921	245,861
IG Group Holdings PLC	35,770	203,527
Intec Telecom Systems PLC *	38,573	34,753
Interserve PLC	18,083	142,027
Intertek Group PLC	21,026	343,257
Isotron PLC	3,478	54,463
ITE Group PLC	35,107	119,646
J.D. Wetherspoon PLC	21,465	292,405

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
James Fisher & Sons PLC	9,920	$117,550
JJB Sports PLC	40,927	188,580
JKX Oil & Gas PLC	20,877	120,628
John Wood Group PLC	25,390	130,293
Johnson Service Group PLC	7,456	51,588
Keller Group PLC	21,691	382,153
Kensington Group PLC	6,762	104,631
Kier Group PLC	5,040	214,214
Kiln PLC	34,221	82,443
Laird Group PLC	28,172	227,890
Laura Ashley Holdings PLC	103,488	48,140
Lookers PLC	28,870	98,673
Low & Bonar PLC	25,560	64,832
Luminar PLC	11,233	160,391
M.J. Gleeson Group PLC	10,775	81,252
Marshalls PLC	22,651	157,497
Marylebone Warwick Balfour Group PLC *	22,899	108,091
Mcbride PLC	15,311	59,003
Melrose Resources PLC	8,798	68,972
Metalrax Group PLC	22,036	27,623
MICE Group PLC	48,380	31,744
Minerva PLC *	16,810	133,346
Misys PLC	59,049	250,107
Mitie Group	40,564	197,832
Morgan Crucible Company	39,661	198,089
Morgan Sindall PLC	3,466	90,154
Morse PLC	27,374	57,905
Mothercare PLC	6,090	46,371
Mouchel Parkman PLC	15,227	132,569
MyTravel Group PLC *	74,060	326,379
N Brown Group PLC	43,809	241,974
Northgate Information Solutions PLC	63,384	106,766
Northgate PLC	10,250	242,118
NSB Retail Systems PLC *	75,768	50,828
Pendragon PLC	167,620	328,309
Premier Farnell PLC	63,770	246,684
Premier Foods PLC (a)	30,500	180,262
Premier Oil PLC *	14,615	354,958
Protherics PLC *	51,506	75,409
Psion PLC	28,332	62,706
PZ Cussons PLC	25,240	81,570
Rathbone Brothers	10,811	253,676
Raymarine PLC	13,300	122,826
Redrow PLC	33,287	465,836
Regent Inns PLC *	26,754	46,769
Regus Group PLC *	127,837	311,733
Renishaw PLC	8,451	123,979
Rensburg Sheppards PLC	5,301	87,527
Restaurant Group PLC	43,039	260,692
RHM PLC	45,730	338,795
RM PLC	11,530	43,868
Robert Walters PLC	17,462	111,755

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Robert Wiseman Dairies PLC	6,778	$74,941
Rotork PLC	8,580	140,323
Royalblue Group PLC	4,074	82,828
RPC Group PLC	19,953	98,875
RPS Group PLC	51,084	270,150
Sanctuary Group PLC *	41,903	9,233
Savills PLC	23,562	313,818
SDL PLC *	11,786	54,422
Senior PLC	89,677	112,413
Severfield-Rowen PLC	1,929	52,102
Shanks Group PLC	23,610	105,667
SIG PLC	33,234	670,466
Skyepharma PLC *	127,236	68,533
Smiths News PLC	32,271	85,804
Soco International PLC *	8,946	242,155
Sondex PLC	15,395	98,300
Spectris PLC	18,161	278,699
Speedy Hire PLC	4,151	97,971
Spirax-Sarco Engineering PLC	18,222	356,905
SSL International PLC	27,606	199,926
St. Modwen Properties PLC	23,999	274,983
Stagecoach Group PLC	72,715	217,907
Surfcontrol PLC *	4,312	43,939
Taylor Nelson Sofres PLC	59,710	235,071
TDG PLC	7,411	38,684
Telent PLC *	12,126	112,281
The Weir Group PLC	35,685	373,236
THUS Group PLC *	22,962	79,380
Topps Tiles PLC	36,666	193,185
Town Centre Securities PLC	4,155	50,620
TT electronics PLC	25,513	129,925
UK Coal PLC *	25,532	208,034
Ultra Electronics Holdings	8,853	188,485
Uniq PLC	31,402	139,771
Venture Production PLC *	14,570	251,986
Vernalis PLC *	60,104	73,577
Victrex PLC	6,505	102,374
VT Group PLC	22,913	213,285
W.S. Atkins PLC	13,042	208,700
Wellington Underwriting PLC	61,046	149,459
WH Smith PLC	32,271	237,028
Whatman PLC	20,925	108,610
Wolfson Microelectronics PLC *	11,274	61,608
Wolverhampton & Dudley Brew PLC	13,553	480,475
Woolworths Group PLC	185,655	124,544
WSP Group PLC	10,892	122,135
Xaar PLC	8,223	38,695
Xansa PLC	25,638	43,562
Yule Catto & Company PLC	50,811	230,889

		37,484,525

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United States - 0.59%
Antrim Energy, Inc. *	17,800	$65,677
Atrium Biotechnologies, Inc. *	1,559	20,203
Bow Valley Energy, Ltd. *	1,300	7,507
Canadian Hydro Developers, Inc. *	20,200	103,132
Celtic Exploration, Ltd. *	1,900	22,678
Constellation Copper Corp. *	18,000	22,241
Dalsa Corp. *	1,600	17,573
Denison Mines Corp. *	27,128	274,679
Flint Energy Services, Ltd. *	200	5,106
Genesis Land Development Corp. *	5,200	20,213
Home Capital Group, Inc.	4,000	116,870
Honeywell Finance, Inc. *	427	49,726
Imaging Dynamics Company, Ltd. *	12,600	23,461
Kirkland Lake Gold, Inc. *	6,300	48,274
Quest Capital Corp.	39,200	101,246
Rally Energy Corp. *	19,600	66,937
Real Resources, Inc. *	6,500	93,144
Savanna Energy Services Corp. *	3,200	52,006
SEMAFO, Inc. *	11,600	16,921
Silvercorp Metals, Inc. *	2,000	29,432
Stratos Global Corp. *	6,300	24,435
Systems Xcellence, Inc. *	3,400	68,385
Tahera Diamond Corp. *	20,000	20,594
Tenke Mining Corp. *	5,200	76,969
Van Houtte, Inc.	1,989	29,731

		1,377,140

TOTAL COMMON STOCKS (Cost $209,887,168)		$231,621,008

PREFERRED STOCKS - 0.19%

Brazil - 0.19%
Centrais Eletricas de Santa Catarina SA	1,850	29,643
Confab Industrial SA	22,000	51,831
Klabin SA, ADR	39,000	97,728
NET Servicos de Comunicacao SA *	5,313	60,397
Sadia SA, ADR	34,000	114,023
Suzano Bahia Sul Papel e Celulose SA *	10,000	99,298

		452,920

TOTAL PREFERRED STOCKS (Cost $339,664)		$452,920

WARRANTS - 0.00%

Hong Kong - 0.00%
Champion Technology Holdings, Ltd.	49,600	0

Singapore - 0.00%
Bukit Sembawang Estates, Ltd.	3,000	8,312

TOTAL WARRANTS (Cost $8,695)		$8,312

RIGHTS - 0.03%

Hong Kong - 0.00%
Regal Hotels International Holdings, Ltd.	6,520	0

International Small Company Trust (continued)

	Shares or Principal Amount	Value

RIGHTS (continued)

Philippines - 0.01%
Megaworld Corp. (Expiration Date 01/09/2007, strike price PHP $1.83)	1,122,800	$13,514

Poland - 0.01%
Polski Koncern Miesny Duda SA	9,274	32,985

Singapore - 0.01%
Allgreen Properties, Ltd.	25,500	11,803

TOTAL RIGHTS (Cost $0)		$58,302

SHORT TERM INVESTMENTS - 16.06%
State Street Navigator Securities Lending Prime Portfolio (c)	$37,657,644	$37,657,644

TOTAL SHORT TERM INVESTMENTS
(Cost $37,657,644)		$37,657,644

REPURCHASE AGREEMENTS - 0.63%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $1,472,646 on 01/02/2007, collateralized by $1,305,000 U.S. Treasury Bonds, 6.00% due 02/15/2026 (valued at $1,505,625, including interest) (c)	$1,472,000	$1,472,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,472,000)		$1,472,000

Total Investments (International Small Company Trust) (Cost $249,365,171) - 115.68%		$271,270,186
Liabilities in Excess of Other Assets - (15.68)%		(36,761,388)

TOTAL NET ASSETS - 100.00%		$234,508,798

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Building Materials & Construction	7.84%

Food & Beverages	5.09%

Banking	4.71%

Electronics	4.14%

Real Estate	3.51%

International Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.38%

Australia - 1.28%
National Australia Bank, Ltd.	656,044	$20,891,919

Belgium - 1.63%
Agfa Gevaert NV (a)	405,218	10,352,294
Belgacom SA (a)	366,810	16,152,506

		26,504,800

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Canada - 1.44%
Domtar, Inc. * (a)	1,668,140	$14,099,175
Quebecor World, Inc. (a)	800,800	9,276,472

		23,375,647

Cayman Islands - 1.82%
ACE, Ltd.	345,322	20,916,154
XL Capital, Ltd., Class A (a)	121,611	8,758,424

		29,674,578

China - 1.50%
China Telecom Corp., Ltd. (a)	44,680,427	24,472,668

Denmark - 1.53%
Vestas Wind Systems AS * (a)	588,704	24,876,872

Finland - 2.40%
Stora Enso Oyj, R Shares (a)	1,064,551	16,857,387
UPM-Kymmene Oyj (a)	878,064	22,154,226

		39,011,613

France - 9.60%
AXA Group (a)	657,791	26,622,218
France Telecom SA (a)	1,540,126	42,577,760
Sanofi-Aventis	391,603	36,147,333
Thomson (a)	1,470,160	28,731,758
Total SA (a)	305,556	22,035,531

		156,114,600

Germany - 5.19%
Bayerische Motoren Werke (BMW) AG	266,176	15,282,715
Deutsche Post AG	639,141	19,263,505
E.ON AG	56,457	7,660,907
Muenchener Rueckversicherungs- Gesellschaft AG	120,454	20,730,413
Siemens AG	216,311	21,448,273

		84,385,813

Hong Kong - 1.70%
China Coal Energy Company, H Shares *	1,782,000	1,161,636
Hutchison Whampoa, Ltd. (a)	2,602,031	26,429,805

		27,591,441

Israel - 1.58%
Check Point Software Technologies, Ltd., ADR *	1,169,621	25,638,092
(a)

Italy - 3.70%
Eni SpA (a)	683,757	22,990,252
Mediaset SpA (a)	1,907,204	22,625,562
UniCredito Italiano SpA (a)	1,655,043	14,501,733

		60,117,547

Japan - 4.28%
Konica Minolta Holdings, Inc.	1,521,538	21,476,025
Mitsubishi UFJ Financial Group, Inc.	662	8,175,930
Sony Corp.	555,304	23,793,744
Takeda Pharmaceutical Company, Ltd.	234,316	16,083,694

		69,529,393

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Netherlands - 6.50%
ING Groep NV	804,202	$35,646,565
Koninklijke (Royal) Philips Electronics NV	545,165	20,553,261
Reed Elsevier NV	1,977,034	33,706,929
Vedior NV	761,100	15,778,308

		105,685,063

Norway - 3.29%
Norske Skogindustrier ASA (a)	1,152,508	19,893,161
Telenor ASA (a)	1,789,135	33,682,736

		53,575,897

Portugal - 0.41%
Portugal Telecom, SGPS, SA	510,560	6,629,556

Singapore - 3.38%
Flextronics International, Ltd. * (a)	975,880	11,203,103
Singapore Telecommunications, Ltd. (a)	9,399,000	20,097,604
Venture Corp., Ltd.	2,682,311	23,606,505

		54,907,212

South Korea - 4.16%
Kookmin Bank, SADR *	166,247	13,406,158
KT Corp., SADR (a)	323,078	8,190,027
Samsung Electronics Company, Ltd.	48,023	31,653,870
SK Telecom Company, Ltd., SADR (a)	545,535	14,445,767

		67,695,822

Spain - 4.35%
Banco Santander Central Hispano SA (a)	494,535	9,227,604
Gamesa Corporacion Tecno SA (a)	594,300	16,351,377
Repsol SA (a)	778,803	26,925,975
Telefonica SA	858,017	18,251,706

		70,756,662

Sweden - 0.81%
Securitas AB, B Shares	672,911	10,457,028
Securitas Systems AB, B Shares *	672,911	2,726,209

		13,183,237

Switzerland - 2.72%
Nestle SA	52,771	18,734,754
Swiss Re	202,131	17,169,492
UBS AG	135,798	8,244,859

		44,149,105

Taiwan - 5.25%
Chunghwa Telecom Company, Ltd., SADR	1,059,080	20,895,648
Compal Electronics, Inc., GDR	445,422	2,031,124
Compal Electronics, Inc.	11,849,854	10,561,076
Lite-On Technology Corp.	15,953,668	21,560,334
Mega Financial Holding Company, Ltd.	41,151,000	30,236,737

		85,284,919

United Kingdom - 27.86%
Amvescap PLC	535,954	6,256,485
Aviva PLC	1,308,190	21,061,983
BAE Systems PLC	849,301	7,082,277
BBA Aviation PLC	1,675,615	8,976,110

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

International Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
Boots Group PLC	1,258,807	$20,649,074
BP PLC	2,665,945	29,632,867
British Sky Broadcasting Group PLC	2,804,443	28,673,040
Centrica PLC	3,071,320	21,325,436
Compass Group PLC	6,296,687	35,765,699
Fiberweb PLC *	498,695	2,031,678
GlaxoSmithKline PLC	1,331,964	35,062,943
Group 4 Securicor PLC	6,310,260	23,236,019
HSBC Holdings PLC	1,421,410	25,919,443
Old Mutual PLC	7,053,020	24,071,576
Pearson PLC	1,110,461	16,780,151
Rentokil Initial PLC	4,688,638	15,221,479
Royal Bank of Scotland Group PLC	1,027,941	40,126,576
Royal Dutch Shell PLC, B Shares	562,026	19,704,529
Tesco PLC	1,724,810	13,665,213
Unilever PLC	718,800	20,104,482
Vodafone Group PLC	13,578,528	37,632,732

		452,979,792

TOTAL COMMON STOCKS (Cost $1,237,553,427)		$1,567,032,248

SHORT TERM INVESTMENTS - 11.33%
Dresdner Bank AG Euro Dollar Time Deposit 5.30% due 01/02/2007	$36,005,000	$36,005,000
State Street Navigator Securities Lending Prime Portfolio (c)	148,273,436	148,273,436

TOTAL SHORT TERM INVESTMENTS
(Cost $184,278,436)		$184,278,436

REPURCHASE AGREEMENTS - 0.06%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $1,010,443 on 01/02/2007, collateralized by $1,030,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $1,033,863, including interest) (c)	$1,010,000	$1,010,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,010,000)		$1,010,000

Total Investments (International Value Trust)
(Cost $1,422,841,863) - 107.77%		$1,752,320,684
Liabilities in Excess of Other Assets - (7.77)%		(126,412,002)

TOTAL NET ASSETS - 100.00%		$1,625,908,682

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Telecommunications Equipment & Services	14.95%

Insurance	10.76%

Electronics	8.58%

Banking	6.54%

Pharmaceuticals	5.37%

Large Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.46%

Advertising - 1.78%
Omnicom Group, Inc.	36,025	$3,766,053

Aerospace - 0.82%
Northrop Grumman Corp.	25,535	1,728,719

Apparel & Textiles - 0.52%
Coach, Inc. *	25,600	1,099,776

Auto Parts - 2.93%
BorgWarner, Inc. (a)	32,431	1,914,078
Johnson Controls, Inc.	49,873	4,285,088

		6,199,166

Automobiles - 1.07%
PACCAR, Inc. (a)	34,700	2,252,030

Banking - 2.40%
City National Corp.	13,900	989,680
Fifth Third Bancorp (a)	99,505	4,072,740

		5,062,420

Biotechnology - 2.23%
Cephalon, Inc. * (a)	14,897	1,048,898
Genzyme Corp. *	46,298	2,851,031
Millennium Pharmaceuticals, Inc. * (a)	74,000	806,600

		4,706,529

Broadcasting - 0.93%
News Corp.	75,600	1,623,888
Univision Communications, Inc., Class A *	9,645	341,626

		1,965,514

Building Materials & Construction - 2.01%
Masco Corp.	142,022	4,242,197

Business Services - 2.19%
Accenture, Ltd., Class A	50,130	1,851,301
H & R Block, Inc.	41,600	958,464
R.H. Donnelley Corp. * (a)	28,810	1,807,251

		4,617,016

Cable and Television - 0.15%
Viacom, Inc. *	7,500	307,725

Computers & Business Equipment - 0.71%
Dell, Inc. *	60,100	1,507,909

Crude Petroleum & Natural Gas - 0.78%
EOG Resources, Inc.	26,400	1,648,680

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Drugs & Health Care - 2.20%
Wyeth	91,282	$4,648,079

Electrical Utilities - 4.22%
American Electric Power Company, Inc.	43,857	1,867,431
Exelon Corp.	88,887	5,501,217
Northeast Utilities	22,800	642,048
Pepco Holdings, Inc.	34,319	892,637

		8,903,333

Energy - 1.10%
Sempra Energy	41,586	2,330,479

Financial Services - 17.94%
Citigroup, Inc.	172,466	9,606,357
Federal Home Loan Mortgage Corp.	36,855	2,502,455
JPMorgan Chase & Company	83,901	4,052,418
Mellon Financial Corp.	85,568	3,606,691
Morgan Stanley	103,587	8,435,090
PNC Financial Services Group, Inc.	45,096	3,338,908
Wells Fargo & Company (c)	178,622	6,351,798

		37,893,717

Food & Beverages - 2.15%
Constellation Brands, Inc., Class A *	53,500	1,552,570
Sysco Corp.	81,500	2,995,940

		4,548,510

Gas & Pipeline Utilities - 0.60%
NiSource, Inc.	52,302	1,260,478

Healthcare Products - 2.80%
Johnson & Johnson	53,692	3,544,746
Medtronic, Inc.	44,366	2,374,024

		5,918,770

Healthcare Services - 2.97%
Medco Health Solutions, Inc. *	42,250	2,257,840
UnitedHealth Group, Inc.	74,757	4,016,694
		6,274,534

Hotels & Restaurants - 0.23%
Wyndham Worldwide Corp. *	15,437	494,293

Household Products - 0.38%
Fortune Brands, Inc.	9,300	794,127

Insurance - 4.46%
Allstate Corp.	34,400	2,239,784
American International Group, Inc.	69,332	4,968,331
Hartford Financial Services Group, Inc.	23,662	2,207,901

		9,416,016

International Oil - 1.66%
Chevron Corp.	17,700	1,301,481
Exxon Mobil Corp.	28,831	2,209,320

		3,510,801

Internet Retail - 0.65%
Amazon.com, Inc. * (a)	34,800	1,373,208

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Internet Service Provider - 0.63%
Yahoo!, Inc. *	51,800	$1,322,972

Internet Software - 1.64%
McAfee, Inc. *	34,800	987,624
Symantec Corp. *	119,115	2,483,548

		3,471,172

Leisure Time - 1.67%
Carnival Corp.	71,701	3,516,934

Life Sciences - 0.72%
Waters Corp. *	31,155	1,525,660

Liquor - 0.72%
Anheuser-Busch Companies, Inc.	30,700	1,510,440

Manufacturing - 2.58%
Harley-Davidson, Inc. (a)	23,400	1,648,998
Illinois Tool Works, Inc.	82,152	3,794,601

		5,443,599

Petroleum Services - 2.85%
ENSCO International, Inc.	38,800	1,942,328
GlobalSantaFe Corp.	37,800	2,221,884
Halliburton Company	60,000	1,863,000

		6,027,212

Pharmaceuticals - 4.87%
Allergan, Inc.	40,937	4,901,797
Bristol-Myers Squibb Company	97,801	2,574,122
Merck & Company, Inc.	64,600	2,816,560

		10,292,479

Railroads & Equipment - 1.80%
Burlington Northern Santa Fe Corp.	51,550	3,804,905

Real Estate - 0.27%
Realogy Corp., REIT * (a)	18,946	574,443

Retail Trade - 3.42%
Chico’s FAS, Inc. * (a)	55,200	1,142,088
Costco Wholesale Corp.	54,310	2,871,370
Home Depot, Inc.	80,000	3,212,800

		7,226,258

Semiconductors - 3.81%
Analog Devices, Inc.	73,400	2,412,658
Intel Corp.	179,700	3,638,925
Xilinx, Inc.	84,209	2,005,016

		8,056,599

Software - 4.19%
Microsoft Corp.	250,511	7,480,258
Red Hat, Inc. * (a)	59,900	1,377,700

		8,857,958

Telecommunications Equipment & Services - 0.28%
Embarq Corp.	11,241	590,827

Telephone - 3.49%
AT&T, Inc.	87,226	3,118,329

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
Sprint Nextel Corp.	225,038	$4,250,968

		7,369,297

Trucking & Freight - 1.64%
Fedex Corp.	31,817	3,455,963

TOTAL COMMON STOCKS (Cost $177,724,388)		$199,516,797

SHORT TERM INVESTMENTS - 6.58%
State Street Navigator Securities Lending Prime Portfolio (c)	$13,594,750	$13,594,750
U.S. Treasury Bills zero coupon due 01/04/2007	300,000	299,873

TOTAL SHORT TERM INVESTMENTS (Cost $13,894,623)		$13,894,623

REPURCHASE AGREEMENTS - 4.71%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $9,959,369 on 01/02/2007, collateralized by $10,120,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $10,157,950, including interest) (c)	$9,955,000	$9,955,000

TOTAL REPURCHASE AGREEMENTS (Cost $9,955,000)		$9,955,000

Total Investments (Large Cap Trust) (Cost $201,574,011) - 105.75%		$223,366,420
Liabilities in Excess of Other Assets - (5.75)%		(12,153,450)

TOTAL NET ASSETS - 100.00%		$211,212,970

Large Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.52%

Aerospace - 3.11%
General Dynamics Corp.	69,000	$5,130,150
Lockheed Martin Corp.	30,480	2,806,293
Northrop Grumman Corp.	69,000	4,671,300
Raytheon Company	77,000	4,065,600

		16,673,343

Agriculture - 0.72%
Archer-Daniels-Midland Company	121,000	3,867,160

Automobiles - 1.25%
General Motors Corp. (a)	219,000	6,727,680

Banking - 1.47%
Bank of America Corp.	148,000	7,901,720

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services - 0.73%
Cadence Design Systems, Inc. *	10,000	$179,100
Convergys Corp. *	42,000	998,760
Electronic Data Systems Corp.	17,000	468,350
NCR Corp. *	53,546	2,289,627

		3,935,837

Cable and Television - 0.19%
DIRECTV Group, Inc. *	41,000	1,022,540

Cellular Communications - 1.37%
Motorola, Inc.	291,000	5,982,960
Telephone & Data Systems, Inc.	25,000	1,358,250

		7,341,210

Chemicals - 2.71%
Dow Chemical Company	203,000	8,107,820
E.I. Du Pont De Nemours & Company	91,000	4,432,610
Lyondell Chemical Company	78,000	1,994,460

		14,534,890

Computers & Business Equipment - 3.71%
Hewlett-Packard Company	218,000	8,979,420
International Business Machines Corp.	68,000	6,606,200
Lexmark International, Inc. * (a)	59,000	4,318,800

		19,904,420

Cosmetics & Toiletries - 0.37%
Procter & Gamble Company	31,000	1,992,370

Crude Petroleum & Natural Gas - 4.34%
Devon Energy Corp.	79,000	5,299,320
Marathon Oil Corp.	86,000	7,955,000
Occidental Petroleum Corp.	127,000	6,201,410
Sunoco, Inc.	62,000	3,866,320

		23,322,050

Domestic Oil - 0.67%
Frontier Oil Corp.	126,000	3,621,240

Electrical Utilities - 1.22%
American Electric Power Company, Inc.	154,000	6,557,320

Electronics - 0.49%
Agilent Technologies, Inc. *	75,000	2,613,750

Financial Services - 14.52%
Bear Stearns Companies, Inc.	43,000	6,999,540
Citigroup, Inc.	479,000	26,680,300
Countrywide Financial Corp.	120,000	5,094,000
Goldman Sachs Group, Inc.	34,000	6,777,900
JPMorgan Chase & Company	374,000	18,064,200
Lehman Brothers Holdings, Inc.	74,000	5,780,880
Morgan Stanley	105,000	8,550,150

		77,946,970

Food & Beverages - 4.35%
Campbell Soup Company (a)	98,000	3,811,220
ConAgra Foods, Inc.	234,000	6,318,000
Corn Products International, Inc.	58,000	2,003,320
H.J. Heinz Company	96,000	4,320,960

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Kraft Foods, Inc., Class A (a)	167,000	$5,961,900
Pepsi Bottling Group, Inc.	30,000	927,300

		23,342,700

Gas & Pipeline Utilities - 0.10%
ONEOK, Inc.	12,000	517,440

Healthcare Products - 1.30%
Johnson & Johnson	106,000	6,998,120

Healthcare Services - 4.39%
Cardinal Health, Inc.	42,000	2,706,060
Caremark Rx, Inc.	65,000	3,712,150
Humana, Inc. *	59,000	3,263,290
McKesson Corp.	51,074	2,589,452
Medco Health Solutions, Inc. *	108,000	5,771,520
Wellpoint, Inc. *	70,000	5,508,300

		23,550,772

Holdings Companies/Conglomerates - 0.83%
General Electric Company	120,000	4,465,200

Industrial Machinery - 1.98%
AGCO Corp. * (a)	168,000	5,197,920
Cummins, Inc.	45,000	5,318,100
Terex Corp. *	2,000	129,160

		10,645,180

Insurance - 11.70%
Aetna, Inc.	111,000	4,792,980
Allstate Corp.	70,825	4,611,416
Ambac Financial Group, Inc.	47,000	4,186,290
American Financial Group, Inc.	11,121	399,355
American International Group, Inc.	78,000	5,589,480
Chubb Corp.	92,000	4,867,720
CNA Financial Corp. *	11,000	443,520
MetLife, Inc.	124,000	7,317,240
MGIC Investment Corp.	61,000	3,814,940
PMI Group, Inc.	64,000	3,018,880
Principal Financial Group, Inc.	66,000	3,874,200
Prudential Financial, Inc.	95,000	8,156,700
SAFECO Corp.	55,000	3,440,250
St. Paul Travelers Companies, Inc.	154,000	8,268,260

		62,781,231

International Oil - 11.28%
Anadarko Petroleum Corp.	100,000	4,352,000
Chevron Corp.	241,000	17,720,730
Exxon Mobil Corp.	502,000	38,468,260

		60,540,990

Internet Software - 1.52%
McAfee, Inc. *	62,000	1,759,560
Symantec Corp. *	306,000	6,380,100

		8,139,660

Leisure Time - 1.68%
Walt Disney Company	263,000	9,013,010

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 1.55%
Honeywell International, Inc.	109,000	$4,931,160
SPX Corp.	55,000	3,363,800

		8,294,960

Mining - 0.67%
Freeport-McMoRan Copper & Gold, Inc., Class B	65,000	3,622,450

Office Furnishings & Supplies - 0.79%
OfficeMax, Inc.	85,915	4,265,680

Petroleum Services - 2.30%
Tesoro Petroleum Corp.	80,000	5,261,600
Valero Energy Corp.	139,000	7,111,240

		12,372,840

Pharmaceuticals - 6.10%
AmerisourceBergen Corp.	58,000	2,607,680
Merck & Company, Inc.	170,000	7,412,000
Mylan Laboratories, Inc.	147,000	2,934,120
Pfizer, Inc.	765,000	19,813,500

		32,767,300

Railroads & Equipment - 0.26%
CSX Corp.	40,000	1,377,200

Retail Grocery - 0.63%
Safeway, Inc.	50,000	1,728,000
The Kroger Company	71,000	1,637,970

		3,365,970

Retail Trade - 2.54%
AnnTaylor Stores Corp. *	48,000	1,576,320
Dollar Tree Stores, Inc. *	58,000	1,745,800
J.C. Penney Company, Inc.	51,000	3,945,360
Nordstrom, Inc.	56,841	2,804,535
RadioShack Corp. (a)	211,000	3,540,580

		13,612,595

Sanitary Services - 0.67%
Allied Waste Industries, Inc. *	178,000	2,187,620
Waste Management, Inc.	38,000	1,397,260

		3,584,880

Software - 1.31%
BMC Software, Inc. *	57,665	1,856,813
Compuware Corp. *	279,000	2,324,070
Oracle Corp. *	115,739	1,983,766
Sybase, Inc. *	35,423	874,948

		7,039,597

Steel - 2.08%
Nucor Corp.	104,000	5,684,640
United States Steel Corp.	75,000	5,485,500

		11,170,140

Telecommunications Equipment & Services - 0.86%
Avaya, Inc. *	281,000	3,928,380

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Large Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment & Services (continued)
Citizens Communications Company (a)	49,000	$704,130

		4,632,510

Telephone - 0.73%
Qwest Communications International, Inc. * (a)	469,000	3,925,530

Tobacco - 0.78%
Reynolds American, Inc. (a)	43,000	2,815,210
UST, Inc. (a)	24,000	1,396,800

		4,212,010

Toys, Amusements & Sporting Goods - 1.59%
Hasbro, Inc.	99,000	2,697,750
Mattel, Inc.	256,804	5,819,179

		8,516,929

Trucking & Freight - 0.66%
YRC Worldwide, Inc. * (a)	94,000	3,546,620

TOTAL COMMON STOCKS (Cost $475,371,468)		$534,264,014

SHORT TERM INVESTMENTS - 6.98%
State Street Navigator Securities Lending Prime Portfolio (c)	$37,465,648	$37,465,648

TOTAL SHORT TERM INVESTMENTS (Cost $37,465,648)		$37,465,648

REPURCHASE AGREEMENTS - 0.25%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $1,327,582 on 01/02/2007, collateralized by $1,350,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $1,355,063, including interest) (c)	$1,327,000	$1,327,000

TOTAL REPURCHASE AGREEMENTS (Cost $1,327,000)		$1,327,000

Total Investments (Large Cap Value Trust) (Cost $514,164,116) - 106.75%		$573,056,662
Liabilities in Excess of Other Assets - (6.75)%		(36,226,332)

TOTAL NET ASSETS - 100.00%		$536,830,330

Managed Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 60.44%

Advertising - 0.05%
Omnicom Group, Inc.	8,100	$846,774

Aerospace - 1.27%
Boeing Company	16,700	1,483,628

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Aerospace (continued)
General Dynamics Corp.	22,900	$1,702,615
Lockheed Martin Corp.	62,400	5,745,168
Northrop Grumman Corp.	65,100	4,407,270
Raytheon Company	29,600	1,562,880
United Technologies Corp.	91,500	5,720,580

		20,622,141

Agriculture - 0.27%
Archer-Daniels-Midland Company	134,500	4,298,620

Aluminum - 0.26%
Alcoa, Inc.	142,400	4,273,424

Apparel & Textiles - 0.43%
Cintas Corp.	5,100	202,521
Jones Apparel Group, Inc.	25,700	859,151
Liz Claiborne, Inc.	45,100	1,960,046
Mohawk Industries, Inc. * (a)	8,400	628,824
NIKE, Inc., Class B	1,000	99,030
VF Corp.	39,400	3,233,952

		6,983,524

Auto Parts - 0.35%
AutoZone, Inc. *	23,500	2,715,660
Johnson Controls, Inc.	35,400	3,041,568

		5,757,228

Auto Services - 0.13%
AutoNation, Inc. *	96,500	2,057,380

Automobiles - 0.55%
Ford Motor Company (a)	463,200	3,478,632
General Motors Corp. (a)	75,500	2,319,360
PACCAR, Inc. (a)	47,750	3,098,975

		8,896,967

Banking - 2.10%
Bank of America Corp.	290,784	15,524,958
Bank of New York Company, Inc.	51,000	2,007,870
BB&T Corp.	52,400	2,301,932
Comerica, Inc.	38,400	2,253,312
Fifth Third Bancorp (a)	37,100	1,518,503
First Horizon National Corp. (a)	8,600	359,308
KeyCorp	23,500	893,705
National City Corp.	178,500	6,525,960
UnionBanCal Corp.	3,400	208,250
US Bancorp	69,300	2,507,967

		34,101,765

Biotechnology - 0.13%
Amgen, Inc. *	10,200	696,762
Applera Corp.	28,800	1,056,672
Biogen Idec, Inc. *	8,700	427,953

		2,181,387

Broadcasting - 0.29%
CBS Corp., Class B	22,400	698,432

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Broadcasting (continued)
News Corp.	190,200	$4,085,496

		4,783,928

Building Materials & Construction - 0.19%
American Standard Companies, Inc.	37,300	1,710,205
Masco Corp.	44,900	1,341,163

		3,051,368

Business Services - 1.06%
Affiliated Computer Services, Inc., Class A *	31,700	1,548,228
Computer Sciences Corp. * (a)	38,700	2,065,419
Electronic Data Systems Corp.	37,600	1,035,880
First Data Corp.	102,600	2,618,352
H & R Block, Inc.	21,600	497,664
Manpower, Inc.	35,900	2,689,987
Moody’s Corp.	58,300	4,026,198
Pitney Bowes, Inc.	44,300	2,046,217
Robert Half International, Inc.	17,400	645,888

		17,173,833

Cable and Television - 0.41%
Comcast Corp., Class A *	148,200	6,273,306
DIRECTV Group, Inc. *	12,300	306,762

		6,580,068

Chemicals - 0.33%
Air Products & Chemicals, Inc.	14,800	1,040,144
E.I. Du Pont De Nemours & Company	51,000	2,484,210
PPG Industries, Inc.	29,100	1,868,511

		5,392,865

Computers & Business Equipment - 2.21%
CDW Corp.	21,200	1,490,784
Cisco Systems, Inc. *	435,300	11,896,749
Cognizant Technology Solutions Corp., Class A *	16,800	1,296,288
Dell, Inc. *	355,700	8,924,513
Hewlett-Packard Company	74,500	3,068,655
International Business Machines Corp.	46,900	4,556,335
Lexmark International, Inc. * (a)	54,100	3,960,120
Network Appliance, Inc. *	17,600	691,328

		35,884,772

Construction Materials - 0.05%
Martin Marietta Materials, Inc. (a)	5,500	571,505
Sherwin-Williams Company	3,500	222,530

		794,035

Containers & Glass - 0.03%
Pactiv Corp. *	15,100	538,919

Cosmetics & Toiletries - 0.53%
Avon Products, Inc.	64,600	2,134,384
Colgate-Palmolive Company	22,200	1,448,328
Estee Lauder Companies, Inc., Class A	19,800	808,236
Kimberly-Clark Corp.	62,600	4,253,670

		8,644,618

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Crude Petroleum & Natural Gas - 0.48%
Apache Corp.	11,300	$751,563
Devon Energy Corp.	18,800	1,261,104
Marathon Oil Corp.	16,900	1,563,250
Occidental Petroleum Corp.	87,800	4,287,274

		7,863,191

Drugs & Health Care - 0.10%
Wyeth	31,300	1,593,796

Electrical Equipment - 0.48%
Emerson Electric Company	172,600	7,609,934
Molex, Inc.	7,200	227,736

		7,837,670

Electrical Utilities - 0.06%
The AES Corp. *	47,600	1,049,104

Electronics - 0.07%
Agilent Technologies, Inc. *	2,900	101,065
Amphenol Corp., Class A	4,500	279,360
Harman International Industries, Inc.	2,500	249,775
Thermo Electron Corp. *	11,300	511,777

		1,141,977

Financial Services - 7.74%
A.G. Edwards, Inc.	1,800	113,922
Bear Stearns Companies, Inc.	17,400	2,832,372
Charles Schwab Corp.	54,200	1,048,228
CIT Group, Inc.	25,200	1,405,404
Citigroup, Inc.	796,000	44,337,200
Countrywide Financial Corp.	22,600	959,370
Federal Home Loan Mortgage Corp.	66,300	4,501,770
Federal National Mortgage Association	189,900	11,278,161
Federated Investors, Inc., Class B	16,000	540,480
Fidelity National Information Services, Inc.	3,809	152,703
Fiserv, Inc. *	23,800	1,247,596
Goldman Sachs Group, Inc.	56,300	11,223,405
Janus Capital Group, Inc. (a)	11,300	243,967
Jefferies Group, Inc.	7,400	198,468
JPMorgan Chase & Company	332,900	16,079,070
Lehman Brothers Holdings, Inc.	35,000	2,734,200
Mellon Financial Corp.	47,500	2,002,125
Merrill Lynch & Company, Inc.	62,000	5,772,200
Morgan Stanley	87,500	7,125,125
PNC Financial Services Group, Inc.	38,400	2,843,136
SEI Investments Company	13,100	780,236
State Street Corp. (c)	22,200	1,497,168
T. Rowe Price Group, Inc.	14,600	639,042
Washington Mutual, Inc.	103,676	4,716,221
Wells Fargo & Company	38,100	1,354,836
Western Union Company	800	17,936

		125,644,341

Food & Beverages - 1.38%
Campbell Soup Company	30,500	1,186,145
ConAgra Foods, Inc.	47,700	1,287,900

The accompanying notes are an integral part of the financial statements.

John Hancock Trust

Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
Dean Foods Company *	11,700	$494,676
General Mills, Inc.	9,100	524,160
H.J. Heinz Company	57,200	2,574,572
Hormel Foods Corp.	9,300	347,262
Kraft Foods, Inc., Class A (a)	115,600	4,126,920
McCormick & Company, Inc.	23,100	890,736
Pepsi Bottling Group, Inc.	26,800	828,388
PepsiCo, Inc.	7,600	475,380
Sara Lee Corp.	78,400	1,335,152
Sysco Corp.	29,400	1,080,744
The Coca-Cola Company	117,900	5,688,675
Tyson Foods, Inc., Class A (a)	96,600	1,589,070

		22,429,780

Furniture & Fixtures - 0.05%
Leggett & Platt, Inc.	30,500	728,950

Healthcare Products - 1.60%
Baxter International, Inc.	13,300	616,987
Becton, Dickinson & Company	37,300	2,616,595
Biomet, Inc.	28,100	1,159,687
C.R. Bard, Inc.	10,300	854,591
DENTSPLY International, Inc.	17,700	528,345
Johnson & Johnson	256,300	16,920,926
Patterson Companies, Inc. *	2,800	99,428
Stryker Corp. (a)	33,400	1,840,674
Varian Medical Systems, Inc. *	4,000	190,280
Zimmer Holdings, Inc. *	15,400	1,207,052

		26,034,565

Healthcare Services - 2.30%
Cardinal Health, Inc.	109,100	7,029,313
Caremark Rx, Inc.	17,200	982,292
Express Scripts, Inc. *	57,300	4,102,680
Laboratory Corp. of America Holdings *	11,100	815,517
Lincare Holdings, Inc. *	29,800	1,187,232
McKesson Corp.	126,500	6,413,550
Quest Diagnostics, Inc.	71,400	3,784,200
UnitedHealth Group, Inc.	241,000	12,948,930

		37,263,714

Holdings Companies/Conglomerates - 0.10%
Textron, Inc.	17,000	1,594,090

Homebuilders - 0.15%
Centex Corp.	14,400	810,288
Lennar Corp., Class A	15,100	792,146
NVR, Inc. * (a)	1,000	645,000
Pulte Homes, Inc.	4,600	152,352

		2,399,786

Hotels & Restaurants - 0.81%
Marriott International, Inc., Class A	26,900	1,283,668
McDonald's Corp.	14,100	625,053
Starbucks Corp. *	296,500	10,502,030

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants (continued)
Yum! Brands, Inc.	12,100	$711,480

		13,122,231

Household Appliances - 0.10%
Whirlpool Corp. (a)	19,400	1,610,588

Household Products - 0.08%
Energizer Holdings, Inc. *	7,000	496,930
Newell Rubbermaid, Inc.	18,600	538,470
The Clorox Company	3,000	192,450

		1,227,850

Industrial Machinery - 0.73%
Caterpillar, Inc.	61,300	3,759,529
Cummins, Inc.	9,900	1,169,982
Deere & Company	27,200	2,585,904
Dover Corp.	15,000	735,300
Parker-Hannifin Corp.	17,800	1,368,464
Terex Corp. * (a)	18,100	1,168,898
W.W. Grainger, Inc.	15,300	1,070,082

		11,858,159

Industrials - 0.08%
Fastenal Company (a)	37,400	1,341,912

Insurance - 2.97%
AFLAC, Inc.	133,600	6,145,600
Allstate Corp.	91,600	5,964,076
Ambac Financial Group, Inc.	31,200	2,778,984
American International Group, Inc.	91,300	6,542,558
Aon Corp.	56,000	1,979,040
Brown & Brown, Inc. (a)	35,700	1,007,097
Chubb Corp.	22,400	1,185,184
CIGNA Corp.	4,400	578,908
Cincinnati Financial Corp.	4,000	181,240
First American Corp.	12,200	496,296
Hartford Financial Services Group, Inc.	7,400	690,494
Lincoln National Corp.	29,100	1,932,240
Markel Corp. *	300	144,030
MBIA, Inc. (a)	28,200	2,060,292
MGIC Investment Corp. (a)	22,000	1,375,880
Old Republic International Corp.	63,550	1,479,444
PMI Group, Inc.	35,200	1,660,384
Progressive Corp.	142,300	3,446,506
Radian Group, Inc.	22,500	1,212,975
St. Paul Travelers Companies, Inc.	18,300	982,527
Torchmark Corp.	41,400	2,639,664
UnumProvident Corp.	80,100	1,664,478
W.R. Berkley Corp.	61,500	2,122,365

		48,270,262

International Oil - 2.95%
Anadarko Petroleum Corp.	78,700	3,425,024
Chevron Corp.	31,700	2,330,901
ConocoPhillips	26,852	1,932,001

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

International Oil (continued)
Exxon Mobil Corp.	524,100	$40,161,783

		47,849,709

Leisure Time - 0.72%
International Game Technology, Inc.	97,400	4,499,880
Walt Disney Company	208,900	7,159,003

		11,658,883

Life Sciences - 0.01%
Pharmaceutical Product Development, Inc.	2,500	80,550

Liquor - 0.58%
Anheuser-Busch Companies, Inc.	185,000	9,102,000
Brown Forman Corp., Class B	5,400	357,696

		9,459,696

Manufacturing - 1.47%
3M Company	21,900	1,706,667
Danaher Corp.	110,800	8,026,352
Eaton Corp.	31,300	2,351,882
Harley-Davidson, Inc. (a)	60,500	4,263,435
Illinois Tool Works, Inc.	133,900	6,184,841
Rockwell Automation, Inc.	21,900	1,337,652

		23,870,829

Medical-Hospitals - 0.04%
Health Management Associates, Inc., Class A	4,600	97,106
Manor Care, Inc. (a)	10,800	506,736

		603,842

Office Furnishings & Supplies - 0.11%
Avery Dennison Corp. (a)	2,800	190,204
Office Depot, Inc. *	41,800	1,595,506

		1,785,710

Paper - 0.13%
International Paper Company	48,100	1,640,210
Temple-Inland, Inc. (a)	10,000	460,300

		2,100,510

Petroleum Services - 0.05%
Baker Hughes, Inc.	10,400	776,464

Pharmaceuticals - 6.55%
Abbott Laboratories	125,800	6,127,718
AmerisourceBergen Corp.	102,800	4,621,888
Barr Pharmaceuticals, Inc. *	17,300	867,076
Bristol-Myers Squibb Company	182,800	4,811,296
Forest Laboratories, Inc. *	204,700	10,357,820
King Pharmaceuticals, Inc. *	91,900	1,463,048
Merck & Company, Inc.	819,400	35,725,840
Pfizer, Inc.	1,634,800	42,341,320

		106,316,006

Photography - 0.03%
Eastman Kodak Company (a)	19,100	492,780

Publishing - 0.29%
Gannett Company, Inc.	69,400	4,195,924

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Publishing (continued)
McGraw-Hill Companies, Inc.	7,600	$516,952

		4,712,876

Railroads & Equipment - 0.52%
Burlington Northern Santa Fe Corp.	42,600	3,144,306
CSX Corp.	35,000	1,205,050
Norfolk Southern Corp.	32,100	1,614,309
Union Pacific Corp.	27,100	2,493,742

		8,457,407

Retail Grocery - 0.70%
Safeway, Inc.	128,300	4,434,048
SUPERVALU, Inc.	35,208	1,258,686
The Kroger Company	247,800	5,716,746

		11,409,480

Retail Trade - 8.08%
Abercrombie & Fitch Company, Class A	6,100	424,743
American Eagle Outfitters, Inc.	38,100	1,189,101
Bed Bath & Beyond, Inc. *	82,000	3,124,200
Best Buy Company, Inc.	45,500	2,238,145
Circuit City Stores, Inc.	15,100	286,598
Costco Wholesale Corp.	90,300	4,774,161
CVS Corp.	7,200	222,552
Dollar General Corp. (a)	81,500	1,308,890
Family Dollar Stores, Inc.	56,500	1,657,145
Foot Locker, Inc.	24,100	528,513
Gap, Inc.	16,100	313,950
Home Depot, Inc.	901,000	36,184,160
J.C. Penney Company, Inc.	6,100	471,896
Kohl's Corp. *	83,800	5,734,434
Limited Brands, Inc.	66,400	1,921,616
Lowe's Companies, Inc.	671,900	20,929,685
Ross Stores, Inc.	14,500	424,850
Staples, Inc.	157,500	4,205,250
Target Corp.	18,000	1,026,900
The TJX Companies, Inc.	93,600	2,669,472
Walgreen Company	106,900	4,905,641
Wal-Mart Stores, Inc.	789,800	36,472,964
Williams-Sonoma, Inc. (a)	2,900	91,176

		131,106,042

Sanitary Services - 0.31%
Ecolab, Inc. (a)	34,100	1,541,320
Waste Management, Inc.	94,800	3,485,796

		5,027,116

Semiconductors - 0.16%
Intel Corp.	130,600	2,644,650

Software - 0.79%
BEA Systems, Inc. *	81,500	1,025,270
BMC Software, Inc. *	15,700	505,540
Citrix Systems, Inc. *	44,900	1,214,545
Intuit, Inc. *	51,900	1,583,469
Microsoft Corp.	96,500	2,881,490

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Oracle Corp. *	326,700	$5,599,638

		12,809,952

Steel - 0.18%
Nucor Corp.	53,900	2,946,174

Telecommunications Equipment &
Services - 0.39%
QUALCOMM, Inc.	165,400	6,250,466

Telephone - 4.15%
AT&T, Inc.	629,460	22,503,195
BellSouth Corp.	410,100	19,319,811
CenturyTel, Inc.	29,500	1,287,970
Qwest Communications International, Inc. * (a)	188,900	1,581,093
Verizon Communications, Inc.	607,900	22,638,196

		67,330,265

Tobacco - 0.84%
Altria Group, Inc.	105,400	9,045,428
Reynolds American, Inc. (a)	31,600	2,068,852
UST, Inc. (a)	44,000	2,560,800

		13,675,080

Toys, Amusements & Sporting Goods - 0.06%
Mattel, Inc.	44,100	999,306

Transportation - 0.40%
C.H. Robinson Worldwide, Inc.	74,200	3,034,038
Expeditors International of Washington, Inc.	87,300	3,535,650

		6,569,688

Trucking & Freight - 1.01%
Fedex Corp.	145,600	15,815,072
J.B. Hunt Transport Services, Inc.	29,500	612,715

		16,427,787

TOTAL COMMON STOCKS (Cost $912,406,862)		$981,236,850

U.S. TREASURY OBLIGATIONS - 0.98%

U.S. Treasury Bonds - 0.43%
4.50% due 02/15/2036 (a)	$7,304,000	6,945,651

U.S. Treasury Notes - 0.55%
4.50% due 11/30/2011 (a)	6,685,000	6,625,464
4.625% due 11/15/2016 (a)	2,320,000	2,304,776

		8,930,240

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $15,932,532)		$15,875,891

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.60%

Federal Home Loan Bank - 0.03%
4.50% due 11/15/2012	500,000	488,136

Federal Home Loan Mortgage Corp. - 0.56%
4.647% due 07/01/2035	1,301,121	1,279,346
5.00% due 07/15/2014	270,000	270,330
5.00% TBA **	4,040,000	3,897,340
6.00% due 08/01/2017	152,105	154,274
6.50% due 03/01/2017	99,270	101,563

Managed Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp.
(continued)
6.50% TBA **	$3,350,000	$3,411,767

		9,114,620

Federal National Mortgage
Association - 10.92%
3.767% due 07/01/2033 (b)	80,043	79,441
4.375% due 03/15/2013	4,250,000	4,113,953
4.50% due 10/01/2018	3,198,710	3,093,311
4.50% TBA **	14,430,000	13,915,931
5.00% due 12/01/2034 to 07/01/2035	14,640,839	14,149,767
5.00% TBA **	38,630,000	37,561,603
5.50% due 07/01/2017 to 09/01/2034	21,399,917	21,231,375
5.50% TBA **	19,640,000	19,522,983
6.00% due 07/01/2016 to 03/01/2036	17,574,455	17,715,240
6.00% TBA **	21,322,000	21,517,299
6.25% due 05/15/2029	875,000	994,794
6.50% due 02/01/2036	604,085	615,475
6.50% TBA **	12,587,000	12,839,694
6.625% due 11/15/2010	2,700,000	2,859,467
7.00% due 12/01/2012 to 10/25/2041	2,756,390	2,837,591
7.00% TBA **	4,075,000	4,181,969
7.50% due 11/01/2030 to 07/01/2031	120,591	125,488

		177,355,381

Government National Mortgage
Association - 0.09%
5.00% due 01/15/2035 to 04/15/2035	905,036	880,279
5.50% due 03/15/2035	511,662	509,325

		1,389,604

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $187,554,214)		$188,347,741

FOREIGN GOVERNMENT OBLIGATIONS - 0.19%

Chile - 0.11%
Republic of Chile
5.7763% due 01/28/2008 (b)	1,800,000	1,805,400

Indonesia - 0.05%
Republic of Indonesia
7.50% due 01/15/2016 (a)	800,000	876,000

Mexico - 0.01%
Government of Mexico
9.875% due 02/01/2010	95,000	107,493

Peru - 0.02%
Republic of Peru
7.35% due 07/21/2025 (a)	250,000	282,500

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $2,948,438)		$3,071,393

CORPORATE BONDS - 14.17%

Aerospace - 0.04%
BAE Systems PLC, 2001 Asset Trust
6.664% due 09/15/2013	435,209	455,676

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Aerospace (continued)
BAE Systems PLC, 2001 Asset Trust (continued)
7.156% due 12/15/2011	$225,661	$233,271

		688,947

Air Travel - 0.00%
Delta Air Lines, Inc.
8.00% due 12/15/2007	75,000	49,687

Auto Services - 0.03%
Erac USA Finance Company
6.70% due 06/01/2034	490,000	522,171

Automobiles - 0.07%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008	100,000	97,864
5.875% due 03/15/2011	1,080,000	1,084,066

		1,181,930

Banking - 1.15%
BAC Capital Trust XI
6.625% due 05/23/2036	1,405,000	1,516,254
Banco Santander Chile
5.7031% due 12/09/2009 (b)	2,270,000	2,278,512
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)	150,000	143,271
DBS Bank, Ltd.
7.125% due 05/15/2011	100,000	107,159
HBOS PLC
5.375% due 11/29/2049 (b)	190,000	187,105
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)	80,000	77,044
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)	2,070,000	2,069,919
MBNA America Bank
5.375% due 01/15/2008	250,000	249,657
RBS Capital Trust IV
6.1638% due 09/29/2049 (b)	320,000	323,047
Shinhan Bank
6.819% due 09/20/2036 (b)	1,090,000	1,119,038
Standard Chartered PLC
6.409% due 01/30/2017 (b)	1,665,000	1,651,788
SunTrust Capital VIII
6.10% due 12/01/2066 (b)	1,325,000	1,288,865
SunTrust Preferred Capital I
5.853% due 12/15/2049 (b)	1,810,000	1,823,816
Union Bank of California, N.A.
5.95% due 05/11/2016	2,320,000	2,377,678
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	2,000,000	2,016,510
Washington Mutual Bank, Series BKNT
6.75% due 05/20/2036	1,040,000	1,116,813
Washington Mutual, Inc.
4.20% due 01/15/2010	210,000	203,344
5.665% due 03/22/2012 (b)	110,000	110,202

		18,660,022

Broadcasting - 0.01%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	125,000	130,870

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Broadcasting (continued)
News America Holdings, Inc.
6.75% due 01/09/2038	$30,000	$31,903

		162,773

Cable and Television - 0.68%
Comcast Corp.
6.45% due 03/15/2037	1,150,000	1,150,621
6.50% due 11/15/2035	1,000,000	1,007,063
Comcast Corp., Class A
7.05% due 03/15/2033	1,344,000	1,437,138
Cox Communications, Inc., Class A
4.625% due 06/01/2013	757,000	712,294
Time Warner Entertainment Company LP
8.375% due 07/15/2033	600,000	725,154
Time Warner, Inc.
5.875% due 11/15/2016	1,000,000	995,974
6.15% due 05/01/2007	1,269,000	1,271,500
6.50% due 11/15/2036	1,050,000	1,046,914
7.625% due 04/15/2031	130,000	145,231
8.18% due 08/15/2007	400,000	406,574
Viacom, Inc.
6.25% due 04/30/2016	975,000	968,246
6.875% due 04/30/2036	1,250,000	1,235,849

		11,102,558

Cellular Communications - 0.08%
American Tower Corp.
7.50% due 05/01/2012	170,000	175,950
AT&T Wireless Services, Inc.
8.75% due 03/01/2031	767,000	996,766
Rogers Wireless, Inc.
9.625% due 05/01/2011	140,000	158,900

		1,331,616

Chemicals - 0.08%
Cytec Industries, Inc.
6.75% due 03/15/2008	1,113,000	1,121,053
ICI Wilmington, Inc.
4.375% due 12/01/2008	235,000	230,579

		1,351,632

Commercial Services - 0.06%
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2015	1,028,000	970,175

Crude Petroleum & Natural Gas - 0.07%
Premcor Refining Group, Inc.
7.50% due 06/15/2015	170,000	177,782
Sabine Pass LNG LP
7.50% due 11/30/2016	1,020,000	1,016,175

		1,193,957

Diversified Financial Services - 0.04%
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (a)	690,000	648,935
Domestic Oil - 0.01%
Devon Financing Corp., ULC
6.875% due 09/30/2011	150,000	158,613

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Drugs & Health Care - 0.01%
Wyeth
4.375% due 03/01/2008	$145,000	$143,478

Electrical Utilities - 1.36%
AES Gener SA
7.50% due 03/25/2014 (a)	1,500,000	1,588,870
American Electric Power Company, Inc.
5.25% due 06/01/2015	930,000	907,875
Arizona Public Service Company
5.50% due 09/01/2035	860,000	768,658
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	666,000	738,086
CenterPoint Energy Resources Corp.
6.15% due 05/01/2016	1,345,000	1,372,769
7.875% due 04/01/2013	690,000	765,563
Constellation Energy Group, Inc.
7.60% due 04/01/2032	840,000	981,143
Consumers Energy Co.
5.80% due 09/15/2035 (a)	1,000,000	951,058
Dominion Resources, Inc.
4.75% due 12/15/2010	835,000	815,806
5.70% due 09/17/2012	200,000	202,267
Empresa Nacional De Electricidad
8.35% due 08/01/2013	1,650,000	1,871,524
8.50% due 04/01/2009	280,000	297,284
Enersis SA
7.375% due 01/15/2014 (a)	883,000	950,303
FirstEnergy Corp.
6.45% due 11/15/2011	702,000	732,053
7.375% due 11/15/2031	530,000	603,583
Nevada Power Company
6.65% due 04/01/2036	1,500,000	1,558,257
Pacific Gas & Electric Company
4.20% due 03/01/2011	250,000	239,363
6.05% due 03/01/2034	1,850,000	1,865,864
PSEG Power LLC
5.00% due 04/01/2014	150,000	143,077
8.625% due 04/15/2031	50,000	63,867
Scottish Power PLC
4.91% due 03/15/2010	190,000	187,265
TXU Corp., Series R
6.55% due 11/15/2034 (a)	2,835,000	2,651,371
TXU Electric Delivery Company
6.375% due 01/15/2015	1,695,000	1,747,167
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	90,000	87,769

		22,090,842

Electronics - 0.01%
Jabil Circuit, Inc.
5.875% due 07/15/2010	210,000	208,514

Energy - 1.15%
DTE Energy Company
6.35% due 06/01/2016	1,650,000	1,713,997
Duke Capital LLC
6.75% due 02/15/2032 (a)	929,000	986,008

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Duke Energy Corp.
3.75% due 03/05/2008	$443,000	$434,749
Enbridge Energy Partners L.P., Series B
4.75% due 06/01/2013	1,140,000	1,072,117
Enterprise Products Operating LP
4.95% due 06/01/2010	850,000	835,647
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015 (a)	943,000	889,174
6.875% due 03/01/2033	834,000	870,833
GS Caltex Corp.
5.50% due 08/25/2014	778,000	771,350
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	960,000	960,410
Marathon Oil Corp.
6.80% due 03/15/2032	996,000	1,102,902
Nexen, Inc.
5.875% due 03/10/2035	993,000	929,526
Northern Border Pipeline Company
6.25% due 05/01/2007	986,000	988,074
Sempra Energy
4.75% due 05/15/2009	733,000	723,941
TEPPCO Partners, L.P.
6.125% due 02/01/2013	872,000	872,085
Texas Gas Transmission Corp.
4.60% due 06/01/2015	1,860,000	1,723,554
TXU Energy Company, LLC
7.00% due 03/15/2013	3,632,000	3,800,372

		18,674,739

Financial Services - 2.87%
AXA Financial, Inc.
7.75% due 08/01/2010	712,000	766,875
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	1,645,000	1,669,882
Boeing Capital Corp.
6.50% due 02/15/2012 (a)	1,198,000	1,263,147
CIT Group, Inc.
4.00% due 05/08/2008 (a)	622,000	611,224
5.75% due 09/25/2007	946,000	948,879
Citigroup, Inc.
5.00% due 09/15/2014	200,000	195,279
5.625% due 08/27/2012	1,260,000	1,278,231
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033	896,000	842,035
Dresdner Bank-New York
7.25% due 09/15/2015	930,000	1,041,506
E*Trade Financial Corp.
7.375% due 09/15/2013	820,000	852,800
ERP Operating LP
4.75% due 06/15/2009 (a)	190,000	186,926
Fund American Companies, Inc.
5.875% due 05/15/2013	1,113,000	1,106,350
General Electric Capital Corp., Series A
5.875% due 02/15/2012	1,966,000	2,021,665
Goldman Sachs Group, Inc.
4.125% due 01/15/2008 (a)	1,050,000	1,038,003

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Goldman Sachs Group, Inc. (continued)
5.25% due 04/01/2013	$1,735,000	$1,723,677
HSBC Finance Corp.
4.625% due 01/15/2008	1,432,000	1,422,418
HSBC USA, Inc.
4.625% due 04/01/2014	750,000	714,885
International Lease Finance Corp.
3.50% due 04/01/2009	270,000	259,719
4.55% due 10/15/2009	100,000	97,809
4.75% due 07/01/2009	555,000	548,218
5.875% due 05/01/2013	1,317,000	1,344,760
John Deere Capital Corp., Series D
4.125% due 01/15/2010	625,000	605,314
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	1,670,000	1,724,454
JPMorgan Chase & Company
5.35% due 03/01/2007	2,075,000	2,074,581
6.75% due 02/01/2011	1,000,000	1,051,310
Lehman Brothers Holdings, Inc.
4.25% due 01/27/2010 (a)	310,000	301,761
MBNA Capital, Series B
6.1713% due 02/01/2027 (b)	325,000	323,507
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)	485,000	492,221
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)	240,000	254,332
Morgan Stanley
6.75% due 04/15/2011	1,920,000	2,029,386
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008	1,132,000	1,114,478
NiSource Finance Corp.
6.15% due 03/01/2013	912,000	928,817
7.875% due 11/15/2010	1,530,000	1,650,659
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	3,360,000	3,289,349
Osiris Capital PLC, Series C
8.21% due 01/15/2010 (b)	1,960,000	1,960,000
Osiris Capital PLC, Series D
10.36% due 01/15/2010 (b)	765,000	763,805
Popular North America, Inc.
4.70% due 06/30/2009	1,500,000	1,468,361
Preferred Term Securities VIII
5.35% due 01/03/2033 (b)	2,400,000	2,388,000
Reliastar Financial Corp.
6.50% due 11/15/2008	160,000	163,004
Residential Capital Corp.
6.125% due 11/21/2008	2,050,000	2,060,156
SB Treasury Company LLC
zero coupon, Step up to 9.40% on
06/30/2008 due 12/29/2049 (b)	100,000	105,252
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)	1,100,000	1,067,032
SLM Corp., Series A
5.00% due 04/15/2015	250,000	240,440

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Wells Fargo & Company
3.50% due 04/04/2008	$500,000	$489,647
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010	140,000	135,031

		46,615,185

Food & Beverages - 0.25%
Kellogg Company, Series B
6.60% due 04/01/2011	200,000	209,740
Kraft Foods, Inc.
5.25% due 06/01/2007	1,747,000	1,745,632
Nabisco, Inc.
7.55% due 06/15/2015	500,000	567,048
Smithfield Foods, Inc.
7.00% due 08/01/2011	1,483,000	1,497,830

		4,020,250

Furniture & Fixtures - 0.07%
Mohawk Industries Inc., Series C
6.50% due 04/15/2007	1,053,000	1,055,475

Gas & Pipeline Utilities - 0.40%
Duke Energy Field Services LLC
6.45% due 11/03/2036	1,020,000	1,048,020
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	660,000	599,768
7.30% due 08/15/2033	986,000	1,069,281
Michigan Consolidated Gas Company
5.70% due 03/15/2033	986,000	951,492
Southern Union Company
7.20% due 11/01/2066 (b)	1,870,000	1,843,371
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	932,000	908,369

		6,420,301

Healthcare Services - 0.33%
Coventry Health Care, Inc.
5.875% due 01/15/2012	1,483,000	1,464,236
UnitedHealth Group, Inc.
3.75% due 02/10/2009	1,144,000	1,108,311
5.375% due 03/15/2016	650,000	643,678
5.80% due 03/15/2036	305,000	299,912
WellPoint, Inc.
3.50% due 09/01/2007	1,173,000	1,157,157
5.00% due 12/15/2014	686,000	664,151

		5,337,445

Holdings Companies/Conglomerates - 0.18%
General Electric Company
5.00% due 02/01/2013	1,665,000	1,646,520
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013	1,166,000	1,208,196

		2,854,716

Homebuilders - 0.01%
Pulte Homes, Inc.
6.25% due 02/15/2013	100,000	101,508

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants - 0.04%
Hilton Hotels Corp.
8.25% due 02/15/2011	$120,000	$128,700
Marriott International, Inc.
4.625% due 06/15/2012	565,000	535,282

		663,982

Industrial Machinery - 0.07%
Caterpillar, Inc.
7.25% due 09/15/2009	1,050,000	1,102,441

Insurance - 1.84%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	1,765,000	1,898,540
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	1,100,000	1,185,525
AON Capital Trust A
8.205% due 01/01/2027 (a)	1,420,000	1,640,573
Assurant, Inc.
6.75% due 02/15/2034	1,965,000	2,111,263
AXA SA
6.379% due 12/14/2049 (b)	750,000	741,569
CNA Financial Corp.
5.85% due 12/15/2014 (a)	1,525,000	1,531,220
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	870,000	894,202
Financial Security Assurance Holdings, Ltd.
6.40% due 12/15/2066 (b)	1,745,000	1,765,357
Foundation Re II, Ltd.
12.123% due 11/26/2010 (b)	350,000	349,588
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	696,000	664,229
Liberty Mutual Group, Inc.
6.50% due 03/15/2035 (a)	1,140,000	1,111,131
Liberty Mutual Insurance Company
7.697% due 10/15/2097	1,785,000	1,826,651
Markel Corp.
6.80% due 02/15/2013	945,000	981,265
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	1,386,000	1,385,544
5.375% due 07/15/2014	533,000	512,870
MetLife, Inc.
5.70% due 06/15/2035	1,175,000	1,148,251
Monumental Global Funding
5.20% due 01/30/2007	250,000	249,953
Mystic Re, Ltd.
11.67% due 12/05/2008 (b)	530,000	530,000
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)	250,000	246,125
Odyssey Re Holdings Corp.
7.65% due 11/01/2013 (a)	1,200,000	1,272,442
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034	2,873,000	2,858,198
PartnerRe Finance
6.44% due 12/01/2066 (b)	1,600,000	1,605,915
Prudential Financial, Inc.
4.75% due 04/01/2014	125,000	119,110

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Travelers Property Casualty Corp.
6.375% due 03/15/2033	$1,130,000	$1,190,115
W.R. Berkley Corp.
6.15% due 08/15/2019	1,166,000	1,160,206
XL Capital, Ltd.
5.25% due 09/15/2014	860,000	842,816

		29,822,658

International Oil - 0.50%
Hess Corp.
7.30% due 08/15/2031	820,000	915,157
Pemex Project Funding Master Trust
6.125% due 08/15/2008	1,500,000	1,512,000
6.66% due 06/15/2010 (b)	200,000	205,300
7.375% due 12/15/2014 (a)	500,000	550,500
Pioneer Natural Resources Company
5.875% due 07/15/2016	653,000	602,179
6.875% due 05/01/2018	1,270,000	1,235,340
Talisman Energy, Inc.
6.25% due 02/01/2038	2,015,000	1,944,094
Vintage Petroleum, Inc.
8.25% due 05/01/2012	1,120,000	1,172,623

		8,137,193

Investment Companies - 0.12%
Allied Capital Corp.
6.625% due 07/15/2011	1,835,000	1,865,978
Leisure Time - 0.12%
MGM Mirage, Inc.
6.00% due 10/01/2009	1,213,000	1,209,967
6.75% due 04/01/2013	685,000	669,588
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	135,000	135,000

		2,014,555

Liquor - 0.08%
Anheuser-Busch Companies, Inc.
6.50% due 02/01/2043	1,232,000	1,284,948
Manufacturing - 0.09%
Tyco International Group SA
6.375% due 10/15/2011	1,450,000	1,517,412

Metal & Metal Products - 0.15%
Alcan, Inc.
5.00% due 06/01/2015	590,000	561,168
CODELCO, Inc.
5.625% due 09/21/2035	1,200,000	1,144,132
Inco, Ltd.
7.75% due 05/15/2012	680,000	743,826

		2,449,126

Mining - 0.04%
Corporacion Nacional del Cobre
5.50% due 10/15/2013	702,000	702,014

Petroleum Services - 0.12%
Valero Logistics Operations LP
6.05% due 03/15/2013	1,875,000	1,888,821

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Pharmaceuticals - 0.10%
Hospira, Inc.
5.90% due 06/15/2014	$110,000	$106,875
Schering Plough Corp.
5.55% due 12/01/2013	630,000	631,825
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	475,000	464,467
6.15% due 02/01/2036	475,000	461,522

		1,664,689

Real Estate - 0.97%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	1,763,000	1,834,798
Camden Property Trust, REIT
5.00% due 06/15/2015	360,000	345,178
Colonial Properties Trust, REIT
6.25% due 06/15/2014	1,380,000	1,409,086
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	125,000	121,696
Health Care Property Investors, Inc., REIT
6.30% due 09/15/2016	1,690,000	1,716,942
6.45% due 06/25/2012	648,000	669,042
Health Care, Inc., REIT
6.00% due 11/15/2013	523,000	521,907
6.20% due 06/01/2016 (a)	985,000	989,723
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	2,100,000	2,197,929
iStar Financial, Inc., REIT
6.05% due 04/15/2015	150,000	150,856
iStar Financial, Inc., Series B, REIT
4.875% due 01/15/2009	1,610,000	1,592,055
Rouse Company LP, REIT
6.75% due 05/01/2013	1,065,000	1,069,528
Rouse Company, REIT
5.375% due 11/26/2013	1,135,000	1,054,875
Simon Property Group LP, REIT
5.75% due 12/01/2015	1,000,000	1,014,551
6.10% due 05/01/2016	1,000,000	1,036,578

		15,724,744

Telecommunications Equipment &
Services - 0.31%
Citizens Communications Company
9.00% due 08/15/2031	590,000	640,150
Deutsche Telekom International Finance BV
8.00% due 06/15/2010	721,000	780,723
8.25% due 06/15/2030 (b)	510,000	626,963
France Telecom SA
7.75% due 03/01/2011	470,000	511,958
8.50% due 03/01/2031 (b)	1,280,000	1,680,292
SBC Communications, Inc.
4.125% due 09/15/2009	40,000	38,850
5.10% due 09/15/2014	40,000	38,838
5.625% due 06/15/2016	550,000	547,474
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011	75,000	78,590

		4,943,838

Managed Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)
Telephone - 0.56%
AT&T, Inc.
6.80% due 05/15/2036	$985,000	$1,046,982
BellSouth Corp.
4.20% due 09/15/2009	125,000	121,517
Sprint Capital Corp.
6.125% due 11/15/2008	882,000	892,424
6.375% due 05/01/2009	188,000	191,764
6.875% due 11/15/2028	188,000	188,190
8.375% due 03/15/2012	1,138,000	1,264,753
8.75% due 03/15/2032	1,205,000	1,450,351
Telecom Italia Capital SA
4.00% due 01/15/2010	150,000	143,234
4.00% due 11/15/2008	125,000	121,732
Verizon Communications, Inc.
5.55% due 02/15/2016	1,800,000	1,793,779
7.375% due 09/01/2012	618,000	675,674
Verizon, New York, Inc.
6.875% due 04/01/2012 (a)	1,133,000	1,174,600

		9,065,000

Tobacco - 0.03%
Altria Group, Inc.
7.00% due 11/04/2013	466,000	506,316
Transportation - 0.01%
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	100,000	105,125
Utility Service - 0.06%
Public Service Company of New Mexico
4.40% due 09/15/2008	968,000	950,264

TOTAL CORPORATE BONDS (Cost $231,239,475)		$229,954,573

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.42%
Banc of America Commercial Mortgage, Inc.,
Series 2006-5, Class A4
5.414% due 09/10/2047	1,820,000	1,828,397
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	1,085,000	1,053,691
Banc of America Commercial Mortgage, Inc.,
Series 2005-5, Class G
5.402% due 10/10/2015	1,200,000	1,163,956
Banc of America Large Loan, Series 2005-BBA6,
Class B
5.56% due 01/15/2019 (b)	3,290,000	3,291,108
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.61% due 03/15/2022 (b)	2,740,000	2,742,331
Bank of America Commercial Mortgage, Inc.,
Series 2005-5, Class XC
0.042% IO due 10/10/2045	390,587,244	1,960,982
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	82,510	81,866

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bear Stearns Asset Backed Securities, Inc., Series
2003-AC4, Class A
5.00% due 09/25/2033	$1,039,783	$1,020,803
Bear Stearns Asset Backed Securities, Inc., Series
2004-AC5, Class A1
5.25% due 10/25/2034	896,880	881,074
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR6 MTG, Class X1
0.063% IO due 11/11/2041	59,821,536	1,072,474
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	1,000,000	955,039
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW13, Class X1
.0462% IO due 09/11/2041 (b)	115,826,167	1,607,412
Bear Stearns Mortgage Funding Trust, Series
2006-AR4, Class A1
5.53% due 12/25/2036 (b)	2,500,000	2,500,446
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	1,000,000	1,083,748
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	375,000	351,215
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class B
5.2253% due 06/10/2044 (b)	1,800,000	1,779,690
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class G
5.2843% due 06/10/2044 (b)	1,500,000	1,450,636
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.55% due 11/15/2017 (b)	1,835,000	1,835,626
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1A2
4.673% due 08/25/2034	612,075	607,179
Countrywide Home Loans, Series 2003-57, Class A1
5.50% due 01/25/2034	924,995	920,461
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 05/25/2035	111,092	109,337
Countrywide Home Loans, Series 2005-HYB5,
Class 1A2
4.8831% due 09/20/2035 (b)	3,488,714	3,453,623
Countrywide Home Loans,
Series 2005-HYB6, Class 1A1
5.0683% due 10/20/2035 (b)	3,039,647	3,026,742
Credit Suisse Mortgage Capital Certificates, Series
2006-C4, Class AJ
5.538% due 09/15/2039	1,845,000	1,857,737
Credit Suisse Mortgage Capital Certificates, Series
2006-C4, Class AX
0.0589% IO due 09/15/2039 (b)	146,324,428	2,512,449
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.58% due 04/15/2021 (b)	2,265,000	2,265,666

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp, Series
2000-C1, Class A2
7.545% due 04/15/2062	$1,533,000	$1,620,051
CS First Boston Mortgage Securities Corp, Series
2003-CPN1, Class A1
3.727% due 03/15/2035	3,156,494	3,048,724
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	163,818	164,462
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	250,000	251,714
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	275,000	284,285
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	125,000	129,700
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	150,000	143,976
CS First Boston Mortgage Securities Corp.,
Series 2005-5, Class 4A1
6.25% due 07/25/2035	219,591	220,717
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.0838% IO due 02/15/2038 (b)	97,289,090	1,152,496
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	1,210,000	1,174,473
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class F
5.3917% due 08/15/2038 (b)	1,984,000	1,939,269
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class G
5.3917% due 08/15/2038 (b)	1,725,000	1,677,176
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	43,645	45,220
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1
5.019% due 08/25/2034 (b)	2,488,571	2,477,088
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	249,668	251,249
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	249,945	250,958
First Union-Lehman Brothers-Bank of America,
Series 1998-C2, Class E
6.778% due 11/18/2035	1,333,000	1,433,135
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	2,375,000	2,458,934
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	150,000	150,704

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	$925,000	$905,857
G-Force LLC, Series 2005-RR2, Class A4B
5.422% due 12/25/2039	1,835,000	1,783,152
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class XC
0.0947% IO due 08/10/2042 (b)	81,967,192	1,355,623
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	453,894	442,626
GS Mortgage Securities Corp. II, Series 2004-GG2,
Class XC
0.108% IO due 08/10/2038 (b)	156,183,889	1,723,302
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class E
5.078% due 07/10/2039 (b)	1,125,000	1,088,048
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class XC
0.1027% IO due 07/10/2039 (b)	44,189,731	876,614
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class AM
5.591% due 11/10/2039	2,558,000	2,598,298
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
5.85% due 10/03/2015 (b)	95,000	95,956
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	370,000	372,247
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	375,000	366,191
LB-UBS Commercial Mortgage Trust, Series
2000-C4, Class A2
7.37% due 08/15/2026	3,545,000	3,754,148
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 07/15/2040 (b)	735,000	711,845
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	2,500,000	2,475,903
Merrill Lynch Mortgage Trust, Series 2004-BPB1,
Class XC
0.058% IO due 09/12/2041	44,629,800	884,339
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.0549% IO due 07/12/2038	216,066,578	1,403,201
Merrill Lynch Mortgage Trust, Series 2005-MCP1,
Class XC
0.049% IO due 06/12/2043 (b)	68,043,606	919,875
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class AM
5.6599% due 05/12/2039 (b)	2,615,000	2,684,183
Merrill Lynch Mortgage Trust, Series 2006-C2,
Class X
5739% IO due 08/12/2043	37,503,327	1,154,454

Managed Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Capital I, Series 1999-FNV1, Class
A2
6.53% due 03/15/2031	$1,100,123	$1,118,251
Morgan Stanley Capital I, Series 2006-T21, Class X
0.1517% IO due 10/12/2052 (b)	53,024,883	740,699
Multi Security Asset Trust, Series 2005-RR4A,
Class F
5.88% due 11/28/2035 (b)	946,000	925,001
Residential Asset Mortgage Products, Inc., Series
2004-SL2, Class A1
6.50% due 10/25/2016	1,299,871	1,316,834
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	120,000	124,674
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	73,783	73,999
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	925,000	960,531
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035	1,118,000	1,128,276
Sequoia Mortgage Trust, Series 2005-3, Class A1
5.55% due 05/20/2035 (b)	817,272	818,173
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.5199% due 07/15/2027 (b)	32,071	32,185
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036	1,980,000	2,005,831
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C16, Class XC
0.2057% IO due 10/15/2041 (b)	34,613,268	623,624
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class XC
0.0528% IO due 07/15/2045 (b)	122,487,869	1,197,000
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0719% IO due 03/15/2042 (b)	80,206,759	731,397
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	122,381	124,500
Washington Mutual, Inc.,
Series 2005-AR12, Class 1A8
4.8384% due 10/25/2035 (b)	3,737,666	3,694,952
Washington Mutual, Inc., Series 2006-SL1, Class A
5.303% due 11/23/2043	2,358,951	2,369,474
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A6
4.109% due 06/25/2035 (b)	275,000	279,608

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $104,336,626)		$104,148,890

ASSET BACKED SECURITIES - 4.42%
Ansonia CDO, Ltd.
5.812% due 07/28/2046	2,470,000	2,522,124
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.96% due 01/26/2042 (b)	770,000	770,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.41% due 01/26/2042 (b)	$1,280,000	$1,280,000
Argent Securities, Inc., Series 2004-W1, Class M3
6.80% due 03/25/2034 (b)	2,000,000	2,022,552
Capital Trust Re CDO Ltd, Series 2005-1A, Class C
6.10% due 03/20/2050 (b)	1,120,000	1,120,336
Capital Trust Re CDO Ltd, Series 2005-1A, Class E
7.45% due 03/20/2050 (b)	746,000	746,746
Capital Trust Re CDO Ltd, Series 2005-3A, Class A1
5.094% due 06/25/2035	2,304,262	2,282,682
Centex Home Equity, Series 2001-B, Class A5
6.83% due 07/25/2032	1,536,350	1,530,864
Centex Home Equity, Series 2004-D, Class AF4
4.68% due 06/25/2032	160,000	155,942
Centex Home Equity, Series 2005-A, Class M4
6.15% due 01/25/2035 (b)	1,416,000	1,427,868
Countryplace Manufactured Housing Contract
Trust, Series 2005-1, Class A3
4.80% due 12/15/2035 (b)	275,000	262,625
Countrywide Asset-Backed Certificates, Series
2005-17, Class 1AF2
5.363% due 05/25/2036 (b)	3,000,000	2,983,125
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	440,046	437,906
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
5.63% due 09/25/2033 (b)	18,561	18,566
Credit-Based Asset Servicing and Securitization,
Series 2006-MH1, Class B1
6.25% due 09/25/2036	1,080,000	953,100
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	2,500,000	2,487,159
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036	3,000,000	2,988,282
CW Capital Cobalt I, Series 2005-1A, Class A1
5.65% due 05/25/2045 (b)	2,104,484	2,103,011
Dillon Read CMBS CDO, Ltd.,Series 2006-1A,
Class A3
6.08% due 12/05/2046	1,370,000	1,422,659
Equity One ABS, Inc., Series 2004-1, Class M2
5.115% due 04/25/2034	666,000	650,562
Equity One ABS, Inc., Series 2004-1, Class M3
5.26% due 04/25/2034	1,500,000	1,465,225
Equity One ABS, Inc., Series 2004-2, Class AV2
5.60% due 07/25/2034 (b)	136,242	136,479
Green Tree Financial Corp., Series 1996-8, Class A6
7.60% due 10/15/2027	1,127,977	1,166,234
Greenpoint Manufactured Housing,
Series 2000-7, Class A1
5.64% due 06/17/2022 (b)	100,297	100,547
GSAA Home Equity Trust, Series 2006-10,
Class AF3
5.9846% due 06/25/2036 (b)	3,000,000	3,008,907

Managed Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
IndyMac Home Equity Loan Asset-Backed Trust,
Series 2004-B, Class A2B
5.71% due 11/25/2034 (b)	$4,817	$4,819
JER CDO, Series 2006-2A, Class AFL
5.68% due 03/25/2045 (b)	1,600,000	1,600,000
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
6.05% due 02/25/2034 (b)	1,600,000	1,603,464
MBNA Credit Card Master Note Trust, Series
2002-C1, Class C1
6.80% due 07/15/2014	500,000	531,883
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 08/25/2034 (b)	230,000	228,433
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
4.72% due 12/25/2050	1,740,000	1,740,696
N-Star Real Estate CDO, Ltd.,
Series 2006-7A, Class B
5.73% due 06/22/2051 (b)	2,100,000	2,100,000
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
6.10% due 02/01/2041 (b)	1,040,000	1,040,000
N-Star Real Estate CDO, Ltd.,
Series 2006-8a, Class G
6.30% due 02/01/2041 (b)	1,040,000	1,040,000
Option One Mortgage Loan Trust, Series 2005-1,
Class M1
5.87% due 02/25/2035 (b)	866,000	869,292
Option One Mortgage Loan Trust, Series 2004-1,
Class M1
5.95% due 01/25/2034 (b)	887,837	890,882
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	3,035,000	3,014,608
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 01/25/2037 (b)	2,500,000	2,493,508
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.982% due 09/25/2035	2,850,000	2,818,670
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036	2,200,000	2,190,938
Prima Capital Ltd., Series 2006-CR1A, Class A1
5.417% due 12/28/2048	3,464,243	3,473,579
Rait Cre CDO, Ltd., Series 2006-1A, Class H
7.60% due 11/20/2046 (b)	1,540,000	1,540,000
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	206,090	204,435
Residential Asset Mortgage Products, Inc., Series
2005-RS6, Class A12
5.59% due 06/25/2035 (b)	2,664,000	2,668,757
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	250,000	247,030
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	150,000	146,843

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Managed Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES
(continued)
Residential Funding Mortgage Securities II, Series
2002-HI1, Class A7
6.90% due 01/25/2033	$2,355,648	$2,357,232
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
5.66% due 10/25/2035 (b)	48,052	48,085
Structured Asset Securities Corp.,
Series 2004-16XS, Class A2
4.91% due 08/25/2034	412,425	410,467
Structured Asset Securities Corp.,
Series 2004-19XS, Class A2
4.37% due 10/25/2034	2,461,023	2,435,812
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.92% due 03/25/2034	1,666,000	1,619,856
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	142,147	142,398
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 05/25/2034 (b)	250,000	243,815

TOTAL ASSET BACKED SECURITIES
(Cost $71,871,825)		$71,749,003

SUPRANATIONAL OBLIGATIONS - 0.15%

Honduras - 0.06%
Central American Bank for Economic Integration
6.75% due 04/15/2013	900,000	946,376

Venezuela - 0.09%
Corporacion Andina de Fomento
5.20% due 05/21/2013	1,330,000	1,306,732
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	220,000	233,953

		1,540,685

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,538,529)		$2,487,061

SHORT TERM INVESTMENTS - 11.36%
Federal National Mortgage
Association Discount Notes
zero coupon due 01/11/2007 to
01/17/2007 ***	$112,000,000	$111,797,428
State Street Navigator Securities Lending
Prime Portfolio (c)	72,625,991	72,625,991

TOTAL SHORT TERM INVESTMENTS
(Cost $184,423,419)		$184,423,419

Managed Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.60%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$25,995,404 on 01/02/2007,
collateralized by $26,410,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at
$26,509,038, including interest) (c)	$25,984,000	$25,984,000

TOTAL REPURCHASE AGREEMENTS
(Cost $25,984,000)		$25,984,000

Total Investments (Managed Trust)
(Cost $1,739,235,920) - 111.33%		$1,807,278,821
Liabilities in Excess of Other Assets - (11.33)%		(183,933,392)

TOTAL NET ASSETS - 100.00%		$1,623,345,429

Mid Cap Stock Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.94%

Advertising - 1.12%
Focus Media Holding, Ltd., ADR *	172,100	$11,425,719

Agriculture - 1.55%
Agrium, Inc.	172,400	5,428,876
The Mosaic Company * (a)	484,000	10,338,240

		15,767,116

Air Travel - 0.80%
Gol Linhas Aereas Inteligentes SA, ADR (a)	283,560	8,129,665

Auto Parts - 0.98%
LKQ Corp. * (a)	432,300	9,938,577

Biotechnology - 2.56%
Cephalon, Inc. * (a)	174,283	12,271,266
Charles River Laboratories International, Inc. *	183,900	7,953,675
Millennium Pharmaceuticals, Inc. * (a)	537,117	5,854,575

		26,079,516

Building Materials & Construction - 1.28%
Foster Wheeler, Ltd. * (a)	235,800	13,002,012

Business Services - 8.51%
Cadence Design Systems, Inc. * (a)	561,200	10,051,092
Corporate Executive Board Company	142,685	12,513,475
DST Systems, Inc. * (a)	147,900	9,262,977
Equifax, Inc. (a)	379,500	15,407,700
Fluor Corp. (a)	133,400	10,892,110
Manpower, Inc.	148,200	11,104,626
Resources Connection, Inc. * (a)	543,600	17,308,224

		86,540,204

Cable and Television - 1.20%
Gemstar-TV Guide International, Inc. * (a)	3,035,600	12,172,756

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cellular Communications - 2.89%
American Tower Corp., Class A * (a)	266,251	$9,925,837
Leap Wireless International, Inc. *	213,200	12,679,004
Millicom International Cellular S.A. * (a)	110,300	6,798,892

		29,403,733

Chemicals - 2.45%
Kingboard Chemical Holdings, Ltd.	2,618,400	10,284,936
Potash Corp. of Saskatchewan, Inc.	101,700	14,591,916

		24,876,852

Commercial Services - 0.85%
Live Nation, Inc. * (a)	385,100	8,626,240

Computers & Business Equipment - 2.69%
Network Appliance, Inc. *	695,800	27,331,024

Construction & Mining Equipment - 1.24%
Joy Global, Inc. (a)	261,100	12,621,574

Containers & Glass - 1.22%
Ball Corp.	285,000	12,426,000

Crude Petroleum & Natural Gas - 1.05%
Chesapeake Energy Corp. (a)	367,872	10,686,682

Drugs & Health Care - 3.00%
Mentor Corp. (a)	251,100	12,271,257
Shionogi & Company, Ltd.	732,653	14,403,764
Zymogenetics, Inc. * (a)	243,500	3,791,295

		30,466,316

Electrical Equipment - 0.69%
Tektronix, Inc. (a)	241,754	7,051,964

Electronics - 0.52%
SiRF Technology Holdings, Inc. *	209,100	5,336,232

Energy - 1.79%
Covanta Holding Corp. *	357,400	7,877,096
Suntech Power Holdings Company Ltd., ADR * (a)	302,800	10,298,228

		18,175,324

Financial Services - 10.19%
E*TRADE Financial Corp. *	668,005	14,976,672
Interactive Data Corp. *	233,700	5,618,148
MoneyGram International, Inc.	335,200	10,511,872
Nasdaq Stock Market, Inc. * (a)	402,784	12,401,719
National Financial Partners Corp. (a)	243,100	10,689,107
Nuveen Investments, Inc., Class A (a)	306,300	15,890,844
State Street Corp. (c)	219,324	14,791,211
Waddell & Reed Financial, Inc., Class A	244,800	6,697,728
Western Union Company	539,000	12,084,380

		103,661,681

Food & Beverages - 0.80%
Tyson Foods, Inc., Class A (a)	492,000	8,093,400

Healthcare Products - 4.25%
Dade Behring Holdings, Inc.	253,100	10,075,911
Hologic, Inc. *	153,800	7,271,664
Kyphon, Inc. * (a)	187,000	7,554,800

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
St. Jude Medical, Inc. *	290,700	$10,627,992
The Medicines Company * (a)	241,361	7,655,971

		43,186,338

Healthcare Services - 1.00%
IMS Health, Inc.	369,200	10,145,616

Household Products - 1.64%
Jarden Corp. * (a)	479,682	16,688,137

Industrial Machinery - 1.00%
Dover Corp.	207,900	10,191,258

International Oil - 1.75%
Murphy Oil Corp.	208,500	10,602,225
Nabors Industries, Ltd. *	242,500	7,221,650

		17,823,875

Internet Service Provider - 1.06%
Baidu.com, Inc., ADR *	95,700	10,787,304

Internet Software - 0.76%
Tencent Holdings, Ltd.	2,183,600	7,776,913

Leisure Time - 1.21%
DreamWorks Animation SKG, Class A * (a)	417,661	12,316,823

Life Sciences - 0.70%
Pharmaceutical Product Development, Inc.	219,780	7,081,312

Manufacturing - 1.24%
Vallourec SA	43,378	12,610,333

Metal & Metal Products - 1.27%
Cameco Corp.	319,348	12,917,627

Mining - 2.14%
Freeport-McMoRan Copper &
Gold, Inc., Class B	166,400	9,273,472
Teck Cominco, Ltd., Class B	165,200	12,447,820

		21,721,292

Pharmaceuticals - 4.38%
Alkermes, Inc. * (a)	323,099	4,319,834
Amylin Pharmaceuticals, Inc. * (a)	267,233	9,639,094
Elan Corp. PLC, ADR * (a)	545,800	8,050,550
Forest Laboratories, Inc. *	198,638	10,051,083
Herbalife, Ltd. *	217,800	8,746,848
Vertex Pharmaceuticals, Inc. * (a)	100,210	3,749,858

		44,557,267

Retail Trade - 7.45%
Children’s Place Retail Stores, Inc. * (a)	197,900	12,570,608
Dick's Sporting Goods, Inc. * (a)	210,700	10,322,193
Fossil, Inc. * (a)	638,900	14,426,362
GameStop Corp., Class A * (a)	99,700	5,494,467
Kohl's Corp. *	289,600	19,817,328
Tiffany & Company (a)	333,993	13,105,885

		75,736,843

Sanitary Services - 1.64%
Allied Waste Industries, Inc. *	400,800	4,925,832

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Stock Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Sanitary Services (continued)
Stericycle, Inc. * (a)	155,096	$11,709,748

		16,635,580

Semiconductors - 4.03%
Broadcom Corp., Class A *	307,000	9,919,170
Lam Research Corp. *	185,700	9,400,134
NVIDIA Corp. *	213,100	7,886,831
Silicon-On-Insulator Technologies *	388,176	13,804,796

		41,010,931

Software - 9.71%
Activision, Inc. * (a)	1,209,700	20,855,228
Adobe Systems, Inc. *	489,500	20,128,240
American Reprographics Company *	314,900	10,489,319
Red Hat, Inc. * (a)	295,300	6,791,900
Transaction Systems Architects, Inc., Class A *	310,000	10,096,700
VeriFone Holdings, Inc. * (a)	588,296	20,825,678
Verint Systems, Inc. *	277,100	9,498,988

		98,686,053

Telecommunications Equipment &
Services - 3.14%
Amdocs, Ltd. *	228,900	8,869,875
Polycom, Inc. *	352,600	10,898,866
Sonus Networks, Inc. * (a)	1,847,900	12,177,661

		31,946,402

Toys, Amusements & Sporting Goods - 0.53%
Marvel Entertainment, Inc. * (a)	198,700	5,347,017

Transportation - 1.45%
American Commercial Lines, Inc. *	115,100	7,540,201
Kirby Corp. *	212,100	7,238,973

		14,779,174

Travel Services - 1.21%
Ctrip.com International, Ltd., ADR (a)	197,200	12,321,056

TOTAL COMMON STOCKS (Cost $859,014,806)		$1,006,079,738

SHORT TERM INVESTMENTS - 18.50%
State Street Navigator Securities
Lending Prime Portfolio (c)	$188,108,110	$188,108,110

TOTAL SHORT TERM INVESTMENTS
(Cost $188,108,110)		$188,108,110

REPURCHASE AGREEMENTS - 1.19%
The Bank of New York Tri-Party
Repurchase Agreement dated
12/29/2006 at 5.35% to be
repurchased at $12,107,193 on
01/02/2007, collateralized by
$12,199,000 Federal Home Loan
Mortgage Corp., 5.25% due
05/21/2009 (valued at
$12,342,847, including interest)	$12,100,000	$12,100,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,100,000)		$12,100,000

Total Investments (Mid Cap Stock Trust)
(Cost $1,059,222,916) - 118.63%		$1,206,287,848
Liabilities in Excess of Other Assets - (18.63)%		(189,434,261)

TOTAL NET ASSETS - 100.00%		$1,016,853,587

Mid Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.42%

Advertising - 2.65%
The Interpublic Group of Companies, Inc. * (a)	1,095,294	$13,406,399

Agriculture - 3.05%
Monsanto Company	108,604	5,704,968
The Mosaic Company * (a)	455,071	9,720,317

		15,425,285

Auto Parts - 1.80%
Genuine Parts Company	192,007	9,106,892

Broadcasting - 2.30%
Clear Channel Communications, Inc.	327,300	11,632,242

Business Services - 6.64%
Cadence Design Systems, Inc. *	526,671	9,432,678
R.H. Donnelley Corp. * (a)	200,447	12,574,040
R.R. Donnelley & Sons Company	325,161	11,556,222

		33,562,940

Chemicals - 3.62%
Chemtura Corp.	607,269	5,848,001
Eastman Chemical Company	164,738	9,770,611
Potash Corp. of Saskatchewan, Inc.	18,561	2,663,132

		18,281,744

Containers & Glass - 3.71%
Ball Corp.	258,478	11,269,641
Pactiv Corp. *	209,827	7,488,725

		18,758,366

Crude Petroleum & Natural Gas - 1.80%
EOG Resources, Inc.	145,585	9,091,783

Electrical Equipment - 1.51%
Hubbell, Inc., Class B	168,463	7,616,212

Electrical Utilities - 6.80%
Ameren Corp. (a)	178,358	9,583,175
CMS Energy Corp. *	595,077	9,937,786
Northeast Utilities	379,479	10,686,129
Puget Energy, Inc.	164,243	4,165,202

		34,372,292

Food & Beverages - 1.00%
Coca-Cola Enterprises, Inc.	246,800	5,039,656

Gas & Pipeline Utilities - 2.53%
NiSource, Inc.	426,549	10,279,831
Southwest Gas Corp.	65,455	2,511,508

		12,791,339

Healthcare Products - 1.05%
Bausch & Lomb, Inc. (a)	101,755	5,297,365

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants - 2.67%
Brinker International, Inc.	219,452	$6,618,672
OSI Restaurant Partners, Inc.	175,100	6,863,920

		13,482,592

Household Products - 1.79%
Newell Rubbermaid, Inc. (a)	171,221	4,956,848
Tupperware Brands Corp. (a)	180,939	4,091,031

		9,047,879

Industrial Machinery - 2.02%
Cummins, Inc.	37,683	4,453,377
W.W. Grainger, Inc.	82,412	5,763,895

		10,217,272

Insurance - 10.11%
ACE, Ltd.	78,237	4,738,815
Aetna, Inc.	117,872	5,089,713
Conseco, Inc. *	296,037	5,914,819
Everest Re Group, Ltd.	46,730	4,584,680
Genworth Financial, Inc.	133,983	4,583,559
PartnerRe, Ltd. (a)	138,585	9,843,693
PMI Group, Inc.	43,346	2,044,631
SAFECO Corp.	78,120	4,886,406
XL Capital, Ltd., Class A	130,514	9,399,618

		51,085,934

Internet Software - 2.19%
McAfee, Inc. *	352,946	10,016,608
Openwave Systems, Inc. * (a)	111,100	1,025,453

		11,042,061

Manufacturing - 1.46%
Snap-on, Inc.	154,566	7,363,524

Metal & Metal Products - 1.39%
Timken Company	240,456	7,016,506

Office Furnishings & Supplies - 2.06%
OfficeMax, Inc.	209,955	10,424,266

Paper - 2.84%
Bowater, Inc. (a)	257,435	5,792,288
MeadWestvaco Corp.	285,121	8,570,737

		14,363,025

Petroleum Services - 3.49%
GlobalSantaFe Corp.	158,734	9,330,384
Halliburton Company	268,194	8,327,424

		17,657,808

Pharmaceuticals - 3.99%
King Pharmaceuticals, Inc. *	621,371	9,892,226
Mylan Laboratories, Inc.	515,412	10,287,624

		20,179,850

Publishing - 1.05%
American Greetings Corp., Class A (a)	222,126	5,302,148

Real Estate - 1.17%
Host Hotels & Resorts, Inc., REIT	240,674	5,908,547

Mid Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Retail Grocery - 2.58%
Safeway, Inc.	202,127	$6,985,509
The Kroger Company	262,800	6,062,796

		13,048,305

Retail Trade - 2.11%
Federated Department Stores, Inc.	109,348	4,169,439
Foot Locker, Inc.	295,174	6,473,166

		10,642,605

Sanitary Services - 1.09%
Allied Waste Industries, Inc. *	445,900	5,480,111

Software - 1.39%
Sybase, Inc. *	284,044	7,015,887

Telecommunications Equipment & Services - 7.79%
ADC Telecommunications, Inc. *	444,953	6,465,167
Avaya, Inc. *	749,256	10,474,599
Embarq Corp.	154,200	8,104,752
JDS Uniphase Corp. * (a)	316,025	5,264,976
Level 3 Communications, Inc. * (a)	293,600	1,644,160
Tellabs, Inc. *	724,600	7,434,396

		39,388,050

Telephone - 3.75%
CenturyTel, Inc.	118,847	5,188,860
Qwest Communications International, Inc. * (a)	1,644,312	13,762,891

		18,951,751

Travel Services - 3.02%
Sabre Holdings Corp.	478,735	15,266,859

TOTAL COMMON STOCKS (Cost $391,613,671)		$487,267,495

SHORT TERM INVESTMENTS - 13.35%
State Street Navigator Securities Lending Prime Portfolio (c)	$67,457,316	$67,457,316

TOTAL SHORT TERM INVESTMENTS
(Cost $67,457,316)		$67,457,316

REPURCHASE AGREEMENTS - 2.92%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $14,771,480 on 01/02/2007, collateralized by $15,370,000 Federal Home Loan Mortgage Corp., 4.125% due 11/18/2009 (valued at $15,062,600, including interest) (c)	$14,765,000	$14,765,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,765,000)		$14,765,000

Total Investments (Mid Cap Value Trust) (Cost $473,835,987) - 112.69%		$569,489,811
Liabilities in Excess of Other Assets - (12.69)%		(64,145,273)

TOTAL NET ASSETS - 100.00%		$505,344,538

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Value Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.30%
Advertising - 0.70%
The Interpublic Group of Companies, Inc. * (a)	64,229	$786,163

Aerospace - 0.49%
Goodrich Corp.	12,078	550,153

Agriculture - 0.78%
Archer-Daniels-Midland Company	10,225	326,791
Monsanto Company	2,495	131,062
The Mosaic Company * (a)	19,778	422,458

		880,311

Air Travel - 1.42%
AMR Corp. * (a)	15,409	465,814
Continental Airlines, Inc., Class B * (a)	13,792	568,920
UAL Corp. * (a)	1,254	55,176
US Airways Group, Inc. * (a)	9,508	512,006

		1,601,916

Apparel & Textiles - 2.51%
Liz Claiborne, Inc.	28,998	1,260,253
Mohawk Industries, Inc. * (a)	4,141	309,995
VF Corp.	15,260	1,252,541

		2,822,789

Auto Parts - 0.65%
Genuine Parts Company	5,852	277,561
Johnson Controls, Inc.	5,296	455,032

		732,593

Automobiles - 0.75%
Ford Motor Company (a)	112,882	847,744

Banking - 1.82%
Comerica, Inc.	13,171	772,874
Huntington Bancshares, Inc.	15,738	373,778
Regions Financial Corp.	24,056	899,694

		2,046,346

Building Materials & Construction - 2.04%
American Standard Companies, Inc.	39,212	1,797,870
Chicago Bridge & Iron Company N.V.	18,015	492,530

		2,290,400

Business Services - 4.44%
Computer Sciences Corp. * (a)	17,966	958,845
Dun & Bradstreet Corp. *	4,115	340,681
Electronic Data Systems Corp.	50,974	1,404,334
Fluor Corp.	8,941	730,033
Pitney Bowes, Inc.	7,032	324,808
R.H. Donnelley Corp. *	19,763	1,239,733

		4,998,434

Chemicals - 2.71%
Cabot Corp.	7,816	340,543
Eastman Chemical Company	17,486	1,037,095
Imperial Chemical Industries PLC, ADR	11,623	411,803
Lubrizol Corp.	6,120	306,796

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	14,926	$958,398

		3,054,635

Computers & Business Equipment - 0.29%
Diebold, Inc.	6,467	301,362
Xerox Corp. *	1,400	23,730

		325,092

Construction & Mining Equipment - 0.30%
National Oilwell, Inc. *	5,450	333,431

Construction Materials - 0.54%
USG Corp. * (a)	11,040	604,992

Crude Petroleum & Natural Gas - 2.12%
Newfield Exploration Company *	17,274	793,740
Pioneer Natural Resources Company	23,326	925,809
Sunoco, Inc.	10,599	660,954

		2,380,503

Electrical Equipment - 0.74%
Ballard Power Systems, Inc. * (a)	16,133	91,797
Cooper Industries, Ltd., Class A	7,729	698,934
Plug Power, Inc. * (a)	10,969	42,669

		833,400

Electrical Utilities - 8.62%
American Electric Power Company, Inc.	17,613	749,962
CMS Energy Corp. *	14,774	246,726
Consolidated Edison, Inc. (a)	17,291	831,178
Constellation Energy Group, Inc.	10,334	711,703
DPL, Inc. (a)	23,273	646,524
DTE Energy Company (a)	18,309	886,339
Edison International	28,605	1,300,955
Mirant Corp. *	15,129	477,623
Pinnacle West Capital Corp.	35,280	1,788,343
PPL Corp.	29,961	1,073,802
Reliant Energy, Inc. *	28,253	401,475
TECO Energy, Inc.	33,758	581,650

		9,696,280

Electronics - 0.41%
Solectron Corp. *	144,556	465,470

Energy - 5.48%
Energy Conversion Devices, Inc. * (a)	3,175	107,886
Energy East Corp. (a)	41,167	1,020,942
Fuelcell Energy, Inc. * (a)	8,409	54,322
McDermott International, Inc. *	36,366	1,849,575
MDU Resources Group, Inc.	20,698	530,697
SCANA Corp.	12,934	525,379
Sempra Energy	16,276	912,107
Southwestern Energy Company *	20,021	701,736
Xcel Energy, Inc.	20,066	462,722

		6,165,366

Financial Services - 0.27%
Amvescap PLC	25,745	300,535

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Food & Beverages - 1.20%
Del Monte Foods Company	42,317	$466,757
Tyson Foods, Inc., Class A	53,449	879,236

		1,345,993

Forest Products - 0.80%
Rayonier, Inc.	21,957	901,335

Gas & Pipeline Utilities - 3.56%
El Paso Corp. (a)	66,434	1,015,112
Enbridge, Inc.	26,634	916,210
NiSource, Inc.	65,715	1,583,731
Questar Corp.	5,965	495,393

		4,010,446

Healthcare Services - 2.34%
Health Net, Inc. *	20,825	1,013,345
Humana, Inc. *	18,066	999,230
McKesson Corp.	5,066	256,846
Omnicare, Inc.	9,316	359,877

		2,629,298

Holdings Companies/Conglomerates - 2.00%
Loews Corp.	40,741	1,689,529
Textron, Inc.	5,957	558,588

		2,248,117

Hotels & Restaurants - 0.96%
Hilton Hotels Corp.	30,931	1,079,492

Household Appliances - 0.86%
Whirlpool Corp. (a)	11,611	963,945

Industrial Machinery - 4.12%
AGCO Corp. * (a)	49,964	1,545,886
Cameron International Corp. *	16,650	883,282
Dover Corp.	10,745	526,720
Ingersoll-Rand Company, Class A	16,539	647,171
Terex Corp. *	9,026	582,899
The Manitowoc Company, Inc.	7,646	454,402

		4,640,360

Insurance - 15.08%
ACE, Ltd.	38,090	2,307,111
Ambac Financial Group, Inc.	1,978	176,181
Aon Corp.	63,954	2,260,134
Axis Capital Holdings, Ltd.	26,486	883,838
Conseco, Inc. *	10,842	216,623
Everest Re Group, Ltd.	29,590	2,903,075
Lincoln National Corp.	18,956	1,258,678
MBIA, Inc.	2,498	182,504
PartnerRe, Ltd. (a)	27,424	1,947,927
Torchmark Corp.	12,016	766,140
Willis Group Holdings, Ltd.	18,438	732,173
XL Capital, Ltd., Class A	46,157	3,324,226

		16,958,610

International Oil - 1.60%
Hess Corp.	16,812	833,371

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
International Oil (continued)
Nabors Industries, Ltd. *	13,735	$409,028
Weatherford International, Ltd. *	13,248	553,634

		1,796,033

Internet Software - 0.55%
McAfee, Inc. *	21,718	616,357

Leisure Time - 1.99%
Regal Entertainment Group, Class A (a)	47,814	1,019,395
Royal Caribbean Cruises, Ltd. (a)	29,367	1,215,206

		2,234,601

Manufacturing - 2.91%
Eaton Corp.	15,428	1,159,260
Reddy Ice Holdings, Inc.	14,119	364,552
Rockwell Automation, Inc.	12,835	783,962
Stanley Works	19,310	971,100

		3,278,874

Medical-Hospitals - 0.46%
Health Management Associates, Inc., Class A	24,332	513,649

Mining - 1.18%
Freeport-McMoRan Copper &
Gold, Inc., Class B	10,366	577,697
Phelps Dodge Corp.	6,240	747,053

		1,324,750

Paper - 0.78%
Bowater, Inc. (a)	13,118	295,155
MeadWestvaco Corp.	9,649	290,049
Temple-Inland, Inc.	6,482	298,366

		883,570

Petroleum Services - 2.83%
BJ Services Company	22,074	647,210
ENSCO International, Inc. (a)	8,776	439,326
GlobalSantaFe Corp.	20,588	1,210,163
Smith International, Inc. (a)	12,269	503,888
Suncor Energy, Inc.	4,819	380,267

		3,180,854

Pharmaceuticals - 1.89%
AmerisourceBergen Corp.	13,389	601,969
Hospira, Inc. *	6,524	219,076
King Pharmaceuticals, Inc. *	22,265	354,459
Mylan Laboratories, Inc.	35,672	712,013
Watson Pharmaceuticals, Inc. *	9,040	235,311

		2,122,828

Photography - 0.71%
Eastman Kodak Company (a)	31,163	804,005

Railroads & Equipment - 1.08%
CSX Corp.	35,279	1,214,656

Real Estate - 1.70%
Boston Properties, Inc., REIT	3,198	357,792
Crescent Real Estate Equities Company, REIT (a)	23,948	472,973

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Equity Residential, REIT	21,340	$1,083,005

		1,913,770

Retail Trade - 2.00%
Family Dollar Stores, Inc.	30,418	892,160
Federated Department Stores, Inc.	24,998	953,174
Ritchie Brothers Auctioneers, Inc.	7,503	401,710

		2,247,044

Sanitary Services - 0.12%
Insituform Technologies, Inc., Class A *	5,181	133,981

Semiconductors - 2.25%
Intersil Corp., Class A	36,275	867,698
Microchip Technology, Inc.	16,320	533,664
National Semiconductor Corp.	49,585	1,125,580

		2,526,942

Software - 1.10%
BMC Software, Inc. *	38,503	1,239,797

Steel - 0.32%
Nucor Corp.	6,701	366,277

Telecommunications Equipment & Services - 1.52%
Citizens Communications Company (a)	39,662	569,943
Embarq Corp.	4,331	227,637
Tellabs, Inc. *	88,868	911,786

		1,709,366

Telephone - 2.59%
CenturyTel, Inc.	27,850	1,215,931
Qwest Communications International, Inc. * (a)	90,847	760,389
Windstream Corp. *	66,216	941,592

		2,917,912

Tobacco - 2.34%
Loews Corp. - Carolina Group	29,118	1,884,517
Reynolds American, Inc. (a)	11,402	746,489

		2,631,006

Toys, Amusements & Sporting Goods - 0.38%
Hasbro, Inc.	15,615	425,509

TOTAL COMMON STOCKS (Cost $105,227,123)		$110,575,930

CORPORATE BONDS - 0.40%
Telephone - 0.40%
Qwest Communications International, Inc.
3.50% due 11/15/2025	$289,000	451,924

TOTAL CORPORATE BONDS (Cost $390,873)		$451,924

SHORT TERM INVESTMENTS - 16.71%
Ebury Finance Ltd
5.35% due 01/02/2007	$1,700,000	$1,699,747

Mid Cap Value Equity Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
State Street Navigator Securities Lending Prime Portfolio (c)	$17,101,281	$17,101,281

TOTAL SHORT TERM INVESTMENTS
(Cost $18,801,028)		$18,801,028

Total Investments (Mid Cap Value Equity Trust) (Cost $124,419,024) - 115.41%		$129,828,882
Liabilities in Excess of Other Assets - (15.41)%		(17,340,014)

TOTAL NET ASSETS - 100.00%		$112,488,868

Mid Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.57%
Advertising - 0.52%
Lamar Advertising Company, Class A * (a)	15,000	$980,850

Aerospace - 0.56%
Raytheon Company	20,200	1,066,560

Air Travel - 1.24%
Southwest Airlines Company	153,100	2,345,492

Apparel & Textiles - 0.72%
Cintas Corp.	34,400	1,366,024

Auto Parts - 0.70%
TRW Automotive Holdings Corp. *	51,100	1,321,957

Auto Services - 0.59%
Hertz Global Holdings, Inc. * (a)	64,300	1,118,177

Banking - 6.13%
Commerce Bancshares, Inc. (a)	36,456	1,764,835
First Horizon National Corp. (a)	49,100	2,051,398
First Niagara Financial Group, Inc.	31,200	463,632
Newalliance Bancshares, Inc. (a)	44,500	729,800
Northern Trust Corp.	27,800	1,687,182
Popular, Inc. (a)	38,200	685,690
Regions Financial Corp.	29,400	1,099,560
TCF Financial Corp.	37,100	1,017,282
Valley National Bancorp (a)	5,880	155,879
Westamerica Bancorp (a)	38,600	1,954,318

		11,609,576

Biotechnology - 0.92%
Affymetrix, Inc. * (a)	27,400	631,844
MedImmune, Inc. * (a)	29,100	941,967
Neurocrine Biosciences, Inc. * (a)	16,900	176,098

		1,749,909

Broadcasting - 4.11%
Belo Corp., Class A (a)	50,800	933,196
Cox Radio, Inc., Class A * (a)	50,000	815,000
Discovery Holding Company * (a)	96,600	1,554,294
Liberty Media Corp. - Capital, Series A *	9,800	960,204
Univision Communications, Inc., Class A * (a)	54,200	1,919,764

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Broadcasting (continued)
XM Satellite Radio Holdings, Inc., Class A * (a)	110,300	$1,593,835

		7,776,293

Building Materials & Construction - 1.17%
American Standard Companies, Inc. (a)	38,100	1,746,885
Armstrong World Industries, Inc. *	11,100	470,529

		2,217,414

Business Services - 3.48%
Equifax, Inc.	45,400	1,843,240
H & R Block, Inc.	97,800	2,253,312
Manpower, Inc.	25,900	1,940,687
Reuters Group PLC (a)	7,200	376,056
Total Systems Services, Inc. (a)	6,300	166,257

		6,579,552

Cable and Television - 0.78%
EchoStar Communications Corp., Class A *	26,300	1,000,189
Gemstar-TV Guide International, Inc. *	118,700	475,987

		1,476,176

Cellular Communications - 0.43%
Telephone & Data Systems, Inc.	14,800	804,084

Colleges & Universities - 0.71%
Apollo Group, Inc., Class A *	23,700	923,589
Career Education Corp. *	16,600	411,348

		1,334,937

Computers & Business Equipment - 1.30%
Sun Microsystems, Inc. *	455,300	2,467,726

Construction Materials - 1.56%
Louisiana-Pacific Corp.	69,600	1,498,488
USG Corp. * (a)	26,700	1,463,160

		2,961,648

Cosmetics & Toiletries - 0.18%
Alberto-Culver Company *	15,900	341,055

Electrical Equipment - 1.73%
American Power Conversion Corp.	31,600	966,644
Molex, Inc.	83,400	2,310,180

		3,276,824

Electrical Utilities - 4.35%
Dynegy, Inc., Class A *	204,900	1,483,476
Mirant Corp. *	39,800	1,256,486
Pinnacle West Capital Corp.	49,200	2,493,948
TECO Energy, Inc.	174,500	3,006,635

		8,240,545

Electronics - 1.61%
AVX Corp. (a)	102,600	1,517,454
Synopsys, Inc. *	56,900	1,520,937

		3,038,391

Energy - 2.46%
Duke Energy Corp.	61,300	2,035,773
Energy East Corp. (a)	31,200	773,760

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Hanover Compressor Company * (a)	97,900	$1,849,331

		4,658,864

Financial Services - 3.58%
E*TRADE Financial Corp. *	18,100	405,802
Investors Financial Services Corp. (a)	38,000	1,621,460
Janus Capital Group, Inc. (a)	66,200	1,429,258
Lazard, Ltd., Class A	5,600	265,104
PNC Financial Services Group, Inc.	12,500	925,500
Synovus Financial Corp.	69,200	2,133,436

		6,780,560

Food & Beverages - 4.70%
Campbell Soup Company	8,900	346,121
Coca-Cola Enterprises, Inc.	97,900	1,999,118
ConAgra Foods, Inc.	91,000	2,457,000
H.J. Heinz Company	7,900	355,579
McCormick & Company, Inc.	13,200	508,992
Sara Lee Corp.	143,000	2,435,290
William Wrigley Jr. Company	5,600	289,632
Winn-Dixie Stores, Inc. *	36,900	498,150

		8,889,882

Forest Products - 0.72%
Weyerhaeuser Company	19,200	1,356,480

Gas & Pipeline Utilities - 0.66%
NiSource, Inc.	51,900	1,250,790

Gold - 1.13%
Anglogold Ashanti, Ltd. (a)	45,500	2,142,595

Healthcare Products - 2.17%
Becton, Dickinson & Company	5,500	385,825
St. Jude Medical, Inc. *	46,500	1,700,040
Zimmer Holdings, Inc. *	25,900	2,030,042

		4,115,907

Healthcare Services - 2.54%
HEALTHSOUTH Corp. * (a)	7,560	171,234
Lincare Holdings, Inc. *	64,900	2,585,616
Weight Watchers International, Inc.	39,000	2,048,670

		4,805,520

Holdings Companies/Conglomerates - 0.86%
Pearson PLC	108,000	1,630,800

Hotels & Restaurants - 0.86%
OSI Restaurant Partners, Inc.	41,400	1,622,880

Household Products - 1.58%
Newell Rubbermaid, Inc.	29,600	856,920
The Clorox Company	33,400	2,142,610

		2,999,530

Industrial Machinery - 0.50%
Deere & Company	9,900	941,193

Insurance - 8.47%
Aspen Insurance Holdings, Ltd.	26,500	698,540
Axis Capital Holdings, Ltd.	51,900	1,731,903

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Genworth Financial, Inc.	26,400	$903,144
Lincoln National Corp.	17,875	1,186,900
Marsh & McLennan Companies, Inc.	150,200	4,605,131
Ohio Casualty Corp.	30,200	900,262
OneBeacon Insurance Group, Ltd. *	19,700	551,600
St. Paul Travelers Companies, Inc.	26,717	1,434,436
UnumProvident Corp. (a)	22,700	471,706
Willis Group Holdings, Ltd.	56,100	2,227,731
XL Capital, Ltd., Class A	18,300	1,317,966

		16,029,319

International Oil - 2.96%
Hess Corp.	44,700	2,215,779
Murphy Oil Corp.	66,600	3,386,610

		5,602,389

Internet Retail - 0.52%
Amazon.com, Inc. * (a)	25,100	990,446

Leisure Time - 0.61%
Brunswick Corp.	36,400	1,161,160

Medical-Hospitals - 2.92%
Health Management Associates, Inc., Class A	97,100	2,049,781
Lifepoint Hospitals, Inc. *	1,500	50,550
Triad Hospitals, Inc. *	17,100	715,293
Universal Health Services, Inc., Class B	48,900	2,710,527

		5,526,151

Newspapers - 1.66%
Dow Jones & Company, Inc. (a)	45,000	1,710,000
The New York Times Company, Class A (a)	58,800	1,432,368

		3,142,368

Paper - 3.27%
Bowater, Inc. (a)	41,700	938,250
Domtar, Inc. *	212,300	1,791,812
International Paper Company	86,300	2,942,830
MeadWestvaco Corp.	17,500	526,050

		6,198,942

Pharmaceuticals - 1.59%
Barr Pharmaceuticals, Inc. *	17,000	852,040
OSI Pharmaceuticals, Inc. * (a)	23,200	811,536
Valeant Pharmaceuticals International (a)	78,000	1,344,720

		3,008,296

Publishing - 2.71%
Meredith Corp.	14,000	788,900
Scholastic Corp. *	44,400	1,591,296
Tribune Company (a)	89,600	2,757,888

		5,138,084

Real Estate - 0.56%
The St. Joe Company (a)	19,900	1,066,043

Retail Trade - 3.15%
Dollar General Corp. (a)	47,000	754,820
Family Dollar Stores, Inc.	57,400	1,683,542

Mid Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Gap, Inc.	94,400	$1,840,800
The TJX Companies, Inc.	58,800	1,676,976

		5,956,138

Sanitary Services - 2.26%
Allied Waste Industries, Inc. * (a)	99,400	1,221,626
Nalco Holding Company *	149,200	3,052,632

		4,274,258

Semiconductors - 3.76%
Fairchild Semiconductor International, Inc. *	77,600	1,304,456
KLA-Tencor Corp.	10,700	532,325
Novellus Systems, Inc. * (a)	60,500	2,082,410
Teradyne, Inc. * (a)	147,000	2,199,120
Xilinx, Inc.	42,000	1,000,020

		7,118,331

Software - 1.29%
Intuit, Inc. *	79,900	2,437,749

Telecommunications Equipment &
Services - 1.25%
Nortel Networks Corp. *	88,719	2,371,459

Toys, Amusements & Sporting Goods - 1.33%
Hasbro, Inc.	10,700	291,575
Mattel, Inc.	98,600	2,234,276

		2,525,851

Transportation - 0.97%
Laidlaw International, Inc.	60,600	1,844,058

Travel Services - 0.74%
Sabre Holdings Corp.	43,800	1,396,782

TOTAL COMMON STOCKS (Cost $153,684,662)		$179,056,015

PREFERRED STOCKS - 0.84%

Automobiles - 0.34%
General Motors Corp., Series A *	25,700	649,696

Energy - 0.08%
NRG Energy, Inc., Series 4 *	100	148,500

Sanitary Services - 0.42%
Allied Waste Industries, Inc., Series D *	2,400	795,312

TOTAL PREFERRED STOCKS (Cost $1,264,737)		$1,593,508

CORPORATE BONDS - 0.90%
Telecommunications Equipment &
Services - 0.90%
Lucent Technologies Inc., Series B
2.75% due 06/15/2025	$1,503,000	1,704,357

TOTAL CORPORATE BONDS (Cost $1,494,573)		$1,704,357

SHORT TERM INVESTMENTS - 25.17%
State Street Navigator Securities
Lending Prime Portfolio (c)	$42,817,143	$42,817,143

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Mid Value Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS (continued)
T. Rowe Price Reserve Investment
Fund (c)	$4,843,939	$4,843,939

TOTAL SHORT TERM INVESTMENTS
(Cost $47,661,082)		$47,661,082

REPURCHASE AGREEMENTS - 0.92%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$1,743,765 on 01/02/2007,
collateralized by $1,820,000
Federal Home Loan Mortgage
Corp., 5.00% due 12/14/2018
(valued at $1,781,325, including
interest) (c)	$1,743,000	$1,743,000

TOTAL REPURCHASE AGREEMENTS
(Cost $1,743,000)		$1,743,000

Total Investments (Mid Value Trust)
(Cost $205,848,054) - 122.40%		$231,757,962
Liabilities in Excess of Other Assets - (22.40)%		(42,405,697)

TOTAL NET ASSETS - 100.00%		$189,352,265

Money Market Trust

	Shares or Principal Amount	Value

COMMERCIAL PAPER - 23.82%
Banking - 6.00%
HBOS Treasury Services PLC
zero coupon due 02/09/2007	50,000,000	$49,715,896
Societe Generale North America, Inc.
zero coupon due 01/29/2007	50,000,000	49,796,222
UBS Finance (Delaware) LLC
zero coupon due 01/10/2007	60,000,000	59,890,833

		159,402,951

Cosmetics & Toiletries - 4.13%
Procter & Gamble Company
zero coupon due 01/08/2007 to
02/02/2007	110,000,000	109,713,078
Diversified Financial Services - 0.60%
General Electric Capital Services Corp.
zero coupon due 01/16/2007	15,900,000	15,865,351

Financial Services - 13.09%
American Honda Finance Corp.
zero coupon due 02/05/2007 to
03/02/2007	97,400,000	96,711,395
Barclays U.S. Funding LLC
zero coupon due 01/10/2007	85,000,000	84,504,871
Citigroup Funding, Inc.
zero coupon due 01/10/2007	73,400,000	73,233,663
Goldman Sachs Group, Inc.
zero coupon due 01/19/2007	39,340,000	39,236,142

Money Market Trust (continued)

	Shares or Principal Amount	Value

COMMERCIAL PAPER (continued)

Financial Services (continued)
ING (US) Funding LLC
zero coupon due 02/21/2007	44,085,000	$43,757,742
Morgan Stanley
zero coupon due 01/19/2007	10,090,000	10,063,413

		347,507,226

TOTAL COMMERCIAL PAPER (Cost $632,488,606)		$632,488,606

U.S. GOVERNMENT AGENCY OBLIGATIONS - 57.89%
Federal Home Loan Bank - 13.68%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2007 to
02/23/2007	364,627,000	363,377,277

Federal Home Loan Mortgage Corp. - 18.77%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 01/16/2007 to
02/20/2007	369,508,000	368,068,773
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 01/02/2007 to
02/08/2007	130,720,000	130,407,105

		498,475,878

Federal National Mortgage
Association - 25.44%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/05/2007 to
03/28/2007	460,885,000	459,162,062
Federal National Mortgage Association Discount
Notes
zero coupon due 01/03/2007 to
02/28/2007	105,000,000	104,366,825
Federal National Mortgage
Association Discount Notes
zero coupon due 01/17/2007	112,185,000	111,931,851

		675,460,738

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,537,313,893)		$1,537,313,893

U.S. TREASURY OBLIGATIONS - 18.83%
U.S. Treasury - 18.83%
U.S. Treasury Bills
zero coupon due 01/04/2007 to
06/14/2007	460,000,000	455,316,043
zero coupon due 02/01/2007 ****	45,000,000	44,811,094

		500,127,137

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $500,127,137)		$500,127,137

Total Investments (Money Market Trust)
(Cost $2,669,929,636) - 100.54%		$2,669,929,636
Liabilities in Excess of Other Assets - (0.54)%		(14,446,905)

TOTAL NET ASSETS - 100.00%		$2,655,482,731

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Money Market Trust B

	Shares or Principal Amount	Value

COMMERCIAL PAPER - 21.09%

Banking - 14.13%
Danske Corp.
zero coupon due 01/08/2007	18,000,000	$17,981,590
Royal Bank of Canada
zero coupon due 02/05/2007	15,000,000	14,923,583
Societe Generale North America, Inc.
zero coupon due 01/08/2007	15,000,000	14,984,702
UBS Finance (Delaware) LLC
zero coupon due 01/03/2007	19,905,000	19,899,200

		67,789,075

Cosmetics & Toiletries - 3.74%
Proctor & Gamble Company
zero coupon due 01/17/2007	18,000,000	17,925,940

Financial Services - 3.22%
Rabobank USA Finance Corp.
zero coupon due 01/02/2007	440,000	439,936
State Street Corp.
zero coupon due 01/12/2007 (c)	15,030,000	15,005,890

		15,445,826

TOTAL COMMERCIAL PAPER (Cost $101,160,841)		$101,160,841

U.S. GOVERNMENT AGENCY OBLIGATIONS - 51.59%
Federal Home Loan Bank - 7.27%
Federal Home Loan Bank Discount Notes
zero coupon due 01/24/2007	35,000,000	34,884,728

Federal Home Loan Mortgage Corp. - 21.01%
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 02/09/2007	15,400,000	15,314,081
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 01/02/2007 to
02/08/2007	85,650,000	85,505,470

		100,819,551

Federal National Mortgage
Association - 23.31%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/19/2007	43,150,000	43,038,673
Federal National Mortgage Association Discount
Notes
zero coupon due 01/03/2007 to
02/28/2007	68,980,000	68,774,777

		111,813,450

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $247,517,729)		$247,517,729

U.S. TREASURY OBLIGATIONS - 29.50%

U.S. Treasury - 29.50%
U.S. Treasury Bills
zero coupon due 01/25/2007 to
06/14/2007	102,970,000	101,685,716
zero coupon due 02/01/2007 ****	40,000,000	39,832,083

		141,517,799

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $141,517,799)		$141,517,799

Total Investments (Money Market Trust B)
(Cost $490,196,369) - 102.18%		$490,196,369
Liabilities in Excess of Other Assets - (2.18)%		(10,469,618)

TOTAL NET ASSETS - 100.00%		$479,726,751

Natural Resources Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.65%
Aluminum - 1.81%
Alcoa, Inc.	653,275	$19,604,782

Coal - 2.36%
CONSOL Energy, Inc.	486,314	15,625,269
Peabody Energy Corp.	246,500	9,961,065

		25,586,334

Crude Petroleum & Natural Gas - 8.11%
Devon Energy Corp.	149,000	9,994,920
EOG Resources, Inc.	407,931	25,475,291
Newfield Exploration Company *	216,248	9,936,595
Rosneft Oil Company, GDR *	1,632,114	15,423,477
XTO Energy, Inc.	572,214	26,922,669

		87,752,952

Domestic Oil - 5.71%
Noble Energy, Inc.	223,036	10,944,376
Suncor Energy, Inc.	383,193	30,181,299
Western Oil Sands, Inc. *	737,042	20,687,012

		61,812,687

Gas & Pipeline Utilities - 0.83%
Equitable Resources, Inc.	214,040	8,936,170

Gold - 2.03%
Barrick Gold Corp.	268,472	8,242,090
Gold Fields, Ltd.	726,134	13,675,277

		21,917,367

International Oil - 30.66%
BP PLC, ADR	470,673	31,582,158
Canadian Natural Resources, Ltd.	1,030,867	54,975,445
China Petroleum and Chemical Corp., ADR (a)	171,435	15,881,738
ConocoPhillips	311,059	22,380,695
EnCana Corp.	945,008	43,512,210
Exxon Mobil Corp.	656,695	50,322,538
Lukoil Oil Company, ADR	267,773	23,403,360
Petroleo Brasileiro SA, ADR	222,951	22,961,724
Royal Dutch Shell PLC, ADR, Class B shares	160,564	11,424,129
Royal Dutch Shell PLC, ADR	207,331	14,676,961
Talisman Energy, Inc.	2,390,202	40,609,233

		331,730,191

Metal & Metal Products - 14.84%
Alumina, Ltd.	2,858,349	14,284,614
Cameco Corp.	1,152,578	46,621,780
Companhia Vale Do Rio Doce, ADR	632,794	18,819,294
Companhia Vale Do Rio Doce, SADR	2,012,548	52,829,385
Vedanta Resources PLC	1,168,857	27,953,337

		160,508,410

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Natural Resources Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Mining - 13.23%
Aluminum Corp. China, Ltd., ADR (a)	616,312	$14,483,332
Anglo American PLC	241,895	11,802,044
Anglo Platinum, Ltd.	277,260	33,671,388
Freeport-McMoRan Copper &
Gold, Inc., Class B (a)	281,270	15,675,177
Impala Platinum Holdings, Ltd.	408,063	10,651,968
Newmont Mining Corp.	397,800	17,960,670
Xstrata PLC	779,361	38,925,613

		143,170,192

Paper - 2.01%
Bowater, Inc. (a)	584,900	13,160,250
Smurfit-Stone Container Corp. *	809,000	8,543,040

		21,703,290

Petroleum Services - 12.09%
Baker Hughes, Inc.	149,000	11,124,340
GlobalSantaFe Corp. (a)	227,477	13,371,098
Halliburton Company	497,498	15,447,313
Petro-Canada	330,569	13,544,422
Total SA, ADR	523,338	37,638,469
Valero Energy Corp.	774,334	39,614,928

		130,740,570

Steel - 2.97%
Companhia Siderurgica Nacional SA, ADR (a)	314,903	9,440,792
Mittal Steel Company, NV (a)	537,494	22,671,497

		32,112,289

TOTAL COMMON STOCKS (Cost $731,835,531)		$1,045,575,234

PREFERRED STOCKS - 0.23%
Mining - 0.23%
Anglo American Platinum Corp., Ltd.- ZAR *	58,352	2,466,930

TOTAL PREFERRED STOCKS (Cost $1,143,820)		$2,466,930

SHORT TERM INVESTMENTS - 6.66%
State Street Navigator Securities
Lending Prime Portfolio(c)	$72,070,439	$72,070,439

TOTAL SHORT TERM INVESTMENTS
(Cost $72,070,439)		$72,070,439

REPURCHASE AGREEMENTS - 2.87%
The Bank of New York Tri-Party
Repurchase Agreement dated
12/29/2006 at 5.35% to be
repurchased at $31,018,428 on
01/02/2007, collateralized by
$32,538,000 Federal National
Mortgage Association, 4.375% due
10/15/2015 (valued at
$31,620,528, including interest)	$31,000,000	$31,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $31,000,000)		$31,000,000

Total Investments (Natural Resources Trust)
(Cost $836,049,790) - 106.41%		$1,151,112,603
Liabilities in Excess of Other Assets - (6.41)%		(69,300,504)

TOTAL NET ASSETS - 100.00%		$1,081,812,099

Overseas Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.33%
Australia - 3.10%
Amcor, Ltd.	104,100	$594,912
Brambles, Ltd., GDR *	109,200	1,088,672
Brambles, Ltd. * (a)	50,107	506,745
Foster’s Group, Ltd.	200,980	1,096,284
Macquarie Bank, Ltd. (a)	31,820	1,979,731
NRMA Insurance Group, Ltd.	439,291	2,198,822
Promina Group, Ltd.	61,381	334,814
QBE Insurance Group, Ltd.	68,714	1,562,626
Rinker Group, Ltd.	231,224	3,289,835
Telstra Corp., Ltd.	334,416	1,091,318
Woolworths, Ltd.	128,943	2,429,180

		16,172,939

Austria - 0.29%
Raiffeisen International Bank Holding AG (a)	10,000	1,524,271

Belgium - 0.39%
UCB SA	29,500	2,022,321

Bermuda - 0.27%
Li & Fung, Ltd.	455,400	1,419,905

Canada - 6.47%
Abitibi-Consolidated, Inc. (a)	58,400	149,833
Alcan Aluminum, Ltd.	113,102	5,510,496
Barrick Gold Corp.	130,400	4,003,280
Cameco Corp. (a)	109,200	4,422,722
Canadian Imperial Bank of Commerce (a)	12,900	1,088,098
Canadian Natural Resources, Ltd.	82,800	4,415,668
EnCana Corp. (a)	15,900	732,104
Finning International, Inc.	15,500	635,614
Methanex Corp.	23,800	651,467
Potash Corp. of Saskatchewan, Inc. (a)	34,400	4,929,466
Rogers Communications, Inc., Class B (a)	42,400	1,262,468
Shoppers Drug Mart Corp.	23,700	1,018,649
Suncor Energy, Inc.	30,700	2,418,014
Talisman Energy, Inc. (a)	51,500	874,979
Teck Cominco, Ltd.	13,700	1,033,319
Toronto Dominion Bank Ontario (a)	10,700	640,127

		33,786,304

China - 0.11%
Industrial & Commercial Bank of China * (a)	946,000	589,912

Denmark - 0.44%
Novo Nordisk AS, Class B	9,900	824,423
Novo Nordisk AS	17,680	1,472,303

		2,296,726

Finland - 1.14%
Neste Oil Oyj (a)	45,600	1,385,802

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Finland (continued)
Nokia AB Oyj	40,100	$819,140
Stora Enso Oyj, R Shares	54,900	869,353
UPM-Kymmene Oyj (a)	114,300	2,883,876

		5,958,171

France - 10.99%
Accor SA (a)	17,900	1,386,544
AXA Group (a)	28,700	1,161,551
BNP Paribas SA (a)	43,392	4,732,548
Bouygues SA (a)	123,309	7,913,008
Compagnie Generale des Etablissements
Michelin, Class B	14,500	1,387,230
Dassault Systemes SA (a)	23,500	1,246,627
Essilor International SA (a)	7,000	752,370
Groupe Danone SA (a)	9,500	1,439,156
Lafarge SA (a)	20,500	3,048,739
L’Air Liquide SA (a)	5,760	1,367,402
L’Oreal SA (a)	21,964	2,199,864
PagesJaunes Groupe SA (a)	31,961	635,589
Renault Regie Nationale SA (a)	25,500	3,062,133
Sanofi-Aventis (a)	113,642	10,489,846
Schneider Electric SA (a)	37,865	4,202,198
Societe Generale (a)	12,682	2,152,144
Thales SA (a)	40,500	2,019,108
Total SA (a)	50,500	3,641,867
Veolia Environnement SA (a)	38,606	2,975,159
Vivendi Universal SA (a)	41,013	1,602,516

		57,415,599

Germany - 5.05%
Allianz AG	18,528	3,783,814
Bayer AG	19,200	1,030,175
Bayerische Motoren Werke (BMW) AG	19,800	1,136,833
Commerzbank AG	29,661	1,129,209
Continental AG	7,500	871,926
DaimlerChrysler AG	41,000	2,532,050
Deutsche Bank AG	7,381	987,049
Deutsche Post AG	41,500	1,250,797
SAP AG, SADR	9,200	488,520
SAP AG	66,320	3,523,391
Siemens AG	60,552	6,004,021
Volkswagen AG (a)	32,300	3,660,898

		26,398,683

Greece - 0.17%
Greek Organization of Football Prognostics	23,490	907,604

Hong Kong - 1.93%
Bank of East Asia, Ltd.	415,400	2,360,713
BOC Hong Kong Holdings, Ltd.	434,000	1,180,197
Hang Lung Properties, Ltd.	619,000	1,548,774
Sun Hung Kai Properties, Ltd.	115,000	1,321,873
Swire Pacific, Ltd., Class A	338,500	3,651,531

		10,063,088

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Ireland - 0.76%
CRH PLC - London	68,500	$2,854,600
Depfa Bank PLC	62,300	1,113,960

		3,968,560

Israel - 0.07%
Teva Pharmaceutical Industries, Ltd., SADR	11,100	344,988

Italy - 0.66%
Banca Intesa SpA	161,595	1,247,459
Eni SpA (a)	43,472	1,461,677
San Paolo-IMI SpA	31,500	731,587

		3,440,723

Japan - 25.77%
Advantest Corp. (a)	35,000	2,005,461
AEON Company, Ltd.	110,700	2,394,896
Bridgestone Corp. (a)	42,000	936,862
Canon, Inc. (a)	48,100	2,707,582
Daimaru, Inc. (a)	13,000	176,173
Daiwa House Industry Company, Ltd.	62,000	1,078,261
Denso Corp.	27,000	1,070,699
Elpida Memory, Inc. *	12,700	697,820
Fanuc, Ltd.	37,000	3,643,268
Hirose Electric Company, Ltd. (a)	3,700	419,971
Hoya Corp.	32,500	1,266,961
Idemitsu Kosan Company, Ltd. *	10,500	1,056,837
Inpex Holdings, Inc. * (a)	129	1,059,962
Japan Tobacco, Inc.	303	1,463,768
Kao Corp.	63,000	1,699,055
Keyence Corp. (a)	4,000	991,052
Millea Holdings, Inc.	49,600	1,750,221
Mitsubishi Corp.	162,600	3,060,063
Mitsubishi Estate Company, Ltd.	158,000	4,088,553
Mitsubishi Heavy Industries, Ltd.	273,000	1,240,857
Mitsubishi UFJ Financial Group, Inc.	249	3,075,236
Mitsui & Company, Ltd. (a)	53,000	792,607
Mitsui Fudosan Company, Ltd.	29,000	707,792
Mitsui Sumitomo Insurance Company, Ltd.	52,100	569,916
Mizuho Financial Group, Inc.	611	4,363,369
NGK Spark Plug Company, Ltd. (a)	60,000	1,129,175
Nintendo Company, Ltd.	14,900	3,868,179
Nippon Electric Glass Company, Ltd.	97,000	2,037,387
Nippon Telegraph & Telephone Corp.	198	974,820
Nissan Motor Company, Ltd. (a)	421,700	5,077,052
Nitto Denko Corp. (a)	43,100	2,158,168
Nomura Holdings, Inc. (a)	54,000	1,018,526
NTT Urban Development Corp.	445	859,903
Odakyu Electric Railway Company (a)	155,000	991,010
Orix Corp.	28,950	8,379,143
Rohm Company, Ltd.	9,800	975,677
Shimamura Company, Ltd. (a)	9,100	1,045,133
Shin-Etsu Chemical Company, Ltd.	30,900	2,069,086
SMC Corp.	21,000	2,978,198
SOFTBANK Corp. (a)	437,400	8,507,297

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Japan (continued)
Sony Corp.	18,000	$771,267
Sumitomo Corp.	258,000	3,860,517
Sumitomo Metal Industries, Ltd.	247,000	1,072,875
Sumitomo Mitsui Financial Group, Inc. (a)	1,309	13,417,181
Sumitomo Realty &
Development Company, Ltd.	66,000	2,118,210
Suzuki Motor Corp. (a)	175,600	4,957,076
T&D Holdings, Inc. (a)	12,450	823,201
Takeda Pharmaceutical Company, Ltd.	27,800	1,908,221
TDK Corp. (a)	5,900	468,927
The Bank of Yokohama, Ltd.	29,000	227,078
The Tokyo Electric Power Company, Ltd.	52,500	1,698,173
Tokuyama Corp.	10,000	152,237
Tokyo Electron, Ltd. (a)	42,900	3,380,819
Tokyo Gas Company, Ltd.	284,000	1,510,372
Tokyu Corp. (a)	219,000	1,402,042
Toshiba Corp. (a)	575,000	3,743,961
Trend Micro, Inc. (a)	29,000	850,326
Ushio, Inc. (a)	43,500	893,573
Yahoo Japan Corp. (a)	5,316	2,117,021
Yamada Denki Company, Ltd. (a)	31,030	2,633,085
Yamato Transport Company, Ltd. (a)	144,000	2,213,989

		134,606,147

Luxembourg - 0.23%
SES Global SA	66,400	1,178,509

Mexico - 1.27%
America Movil SA de CV, Series L	146,500	6,624,730

Netherlands - 5.17%
ABN AMRO Holdings NV	94,318	3,030,652
Aegon NV	74,989	1,428,918
Fortis	60,800	2,592,287
Heineken Holding NV	44,525	1,809,661
Heineken NV	40,400	1,920,827
ING Groep NV	196,372	8,704,265
Koninklijke (Royal) KPN NV	233,500	3,318,525
Reed Elsevier NV	121,900	2,078,303
Royal Numico NV	19,493	1,048,211
Unilever NV	38,600	1,054,387

		26,986,036

Norway - 0.39%
Den Norske Bank ASA	39,800	565,559
Norske Skogindustrier ASA (a)	32,139	554,743
Telenor ASA	48,900	920,605

		2,040,907

Singapore - 1.19%
DBS Group Holdings, Ltd.	83,000	1,222,856
Singapore Telecommunications, Ltd. (a)	1,841,860	3,938,395
United Overseas Bank, Ltd.	83,072	1,050,619

		6,211,870

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
South Africa - 1.07%
ABSA Group, Ltd.	65,000	$1,153,601
Sasol, Ltd.	120,500	4,424,043

		5,577,644

South Korea - 0.94%
Kookmin Bank *	13,870	1,117,057
Samsung Electronics Company, Ltd., GDR	1,320	434,280
Samsung Electronics Company, Ltd.	5,070	3,341,839

		4,893,176

Spain - 3.90%
Altadis SA, Series A	31,800	1,663,845
Banco Bilbao Vizcaya Argentaria SA	266,400	6,412,119
Banco Santander Central Hispano SA	312,300	5,827,254
Grupo Ferrovial SA (a)	10,400	1,014,878
Iberdrola SA (a)	15,100	659,948
Industria de Diseno Textil SA	19,300	1,039,361
Repsol SA (a)	82,400	2,848,860
Telefonica SA	42,872	911,972

		20,378,237

Sweden - 1.09%
Assa Abloy AB, Series B	29,000	631,984
AstraZeneca PLC	29,200	1,569,502
Ericsson LM, Series B	361,500	1,461,925
Scania AB, Series B (a)	13,700	963,801
Teliasonera AB	133,000	1,094,198

		5,721,410

Switzerland - 8.87%
Adecco SA (a)	16,228	1,107,679
Compagnie Financiere
Richemont AG, Series A (a)	123,091	7,165,548
Credit Suisse Group AG	52,642	3,679,523
Holcim, Ltd.	54,625	5,002,757
Nestle SA	16,505	5,859,603
Novartis AG	157,829	9,090,712
Petroplus Holdings AG *	9,200	558,193
Roche Holdings AG	18,023	3,228,816
Swiss Re	76,644	6,510,326
Swisscom AG	7,056	2,668,454
Synthes AG	7,789	927,923
UBS AG	8,258	501,378

		46,300,912

Taiwan - 0.87%
HON HAI Precision Industry
Company, Ltd., Reg. S, GDR	72,034	1,022,883
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR	323,467	3,535,494

		4,558,377

United Kingdom - 15.58%
Anglo American PLC	12,000	585,479
ARM Holdings PLC	421,200	1,037,416
AstraZeneca Group PLC	99,958	5,372,276

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Overseas Equity Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

United Kingdom (continued)
AstraZeneca PLC, SADR	5,000	$267,750
BAE Systems PLC	671,600	5,600,438
Barclays PLC	79,200	1,132,412
BHP Billiton PLC	66,100	1,209,866
Cadbury Schweppes PLC	72,821	779,477
Carnival PLC	20,900	1,059,418
Daily Mail and General Trust PLC	86,000	1,207,742
HBOS PLC	337,600	7,485,236
HSBC Holdings PLC	65,000	1,185,276
Imperial Chemical Industries PLC	98,700	873,800
Johnston Press PLC	30,600	235,244
Kingfisher PLC	278,800	1,302,380
Lloyds TSB Group PLC	165,000	1,846,957
National Grid PLC, ADR	80,400	1,160,594
Reed Elsevier PLC	262,361	2,880,259
Rio Tinto PLC	37,800	2,012,324
Royal Bank of Scotland Group PLC	318,302	12,425,197
Royal Dutch Shell PLC, A Shares	167,578	5,908,755
Royal Dutch Shell PLC, B Shares	82,069	2,877,324
SAB Miller PLC	61,100	1,406,163
Scottish & Southern Energy PLC	99,600	3,031,566
Smith & Nephew PLC	91,400	954,179
Standard Chartered PLC	132,600	3,874,976
Tesco PLC	155,400	1,231,193
Vodafone Group PLC	3,440,721	9,535,918
Xstrata PLC	33,333	1,664,835
Yell Group PLC	109,600	1,223,607

		81,368,057

United States - 0.15%
News Corp.	35,498	766,128

TOTAL COMMON STOCKS (Cost $426,166,981)		$513,521,934

SHORT TERM INVESTMENTS - 25.84%
State Street Navigator Securities Lending Prime Portfolio (c)	$134,929,806	$134,929,806

TOTAL SHORT TERM INVESTMENTS
(Cost $134,929,806)		$134,929,806

REPURCHASE AGREEMENTS - 1.74%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $9,122,002 on 01/02/2007, collateralized by $9,270,000 Federal National Mortgage Association, 5.25% due 06/15/2008 (valued at $9,304,763, including interest) (c)	$9,118,000	$9,118,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,118,000)		$9,118,000

Total Investments (Overseas Equity Trust) (Cost $570,214,787) - 125.91%		$657,569,740
Liabilities in Excess of Other Assets - (25.91)%		(135,335,248)

TOTAL NET ASSETS - 100.00%		$522,234,492

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Banking	15.04%

Insurance	5.52%

Telecommunications Equipment & Services	5.35%

Financial Services	5.24%

International Oil	4.66%

Pacific Rim Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.49%
Australia - 13.24%
AGL Energy, Ltd. *	30,060	$383,382
Alinta, Ltd.	77,359	720,763
AMP, Ltd.	390,000	3,104,917
Aristocrat Leisure, Ltd.	21,160	265,202
Australia and New Zealand Banking Group, Ltd.	135,334	3,009,359
BHP Billiton, Ltd.	121,275	2,418,554
Bluescope Steel, Ltd.	24,450	166,131
Commonwealth Bank of Australia, Ltd.	43,230	1,686,083
CSL, Ltd.	21,660	1,116,094
Gloucester Coal, Ltd.	50,000	158,832
MacArthur Coal, Ltd.	50,000	216,769
Origin Energy, Ltd.	25,000	162,971
Promina Group, Ltd.	100,000	545,469
QBE Insurance Group, Ltd. (a)	69,140	1,572,314
Sonic Healthcare, Ltd.	13,000	152,479
Suncorp-Metway, Ltd. (a)	60,000	962,453
Tattersall’s, Ltd.	70,000	215,744
Telstra Corp., Ltd.	193,220	630,545
Westfield Group	136,610	2,260,263
Westpac Banking Corp., Ltd.	62,740	1,198,784
Woodside Petroleum, Ltd.	35,670	1,071,534
Woolworths, Ltd. (a)	61,000	1,149,190

		23,167,832

Bermuda - 0.44%
Cosco Pacific, Ltd. (a)	96,000	224,398
Esprit Holdings, Ltd.	31,000	346,965
Li & Fung, Ltd.	66,100	206,095

		777,458

Cayman Islands - 0.09%
Kingboard Chemical Holdings, Ltd.	42,000	164,974

China - 3.22%
Anhui Expressway Company, Ltd. (a)	136,000	109,813
China Construction Bank (a)	1,240,000	789,190
China Life Insurance Company, Ltd. (a)	158,000	537,325
China Petroleum & Chemical Corp., Class H	392,000	362,888

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

China (continued)
China Telecom Corp., Ltd.	452,000	$247,573
Huaneng Power International, Inc., Class H	134,000	119,569
Industrial & Commercial Bank of China *	3,342,000	2,084,023
PetroChina Company, Ltd., Class H (a)	974,000	1,380,050

		5,630,431

Hong Kong - 5.08%
Bank of East Asia, Ltd.	172,800	982,020
Champion, REIT *	800,000	386,752
Cheung Kong Holdings, Ltd. (a)	52,000	640,840
China Communications Construction Company, Ltd. *	412,000	406,830
China Mobile, Ltd.	135,000	1,169,030
China Resource Power Holdings, Ltd.	100,000	152,232
China Resources Enterprises, Ltd. (a)	50,000	143,682
CLP Holdings, Ltd.	69,200	512,487
CNOOC, Ltd. (a)	310,500	294,627
Denway Motors, Ltd.	250,000	101,252
Hong Kong & China Gas Company, Ltd. (a)	201,700	453,836
Hutchison Whampoa, Ltd. (a)	46,000	467,239
Kerry Properties, Ltd. (a)	30,000	140,210
Shanghai Prime Machinery Company, Ltd. *	1,192,000	413,804
Sun Hung Kai Properties, Ltd.	40,000	459,782
Swire Pacific, Ltd., Class A	54,000	582,519
Wharf Holdings, Ltd.	427,000	1,575,666

		8,882,808

India - 0.06%
Tata Motors, Ltd., ADR (a)	5,100	104,193

Indonesia - 0.06%
Gudang Garam Tbk PT	101,000	114,549

Japan - 57.58%
Access Company, Ltd. * (a)	100	461,248
Ajinomoto Company, Inc.	120,000	1,585,885
Amada Company, Ltd.	284,000	3,008,813
Asahi Glass Company, Ltd. (a)	142,000	1,706,028
Bridgestone Corp. (a)	50,000	1,115,312
Canon, Inc. (a)	34,000	1,913,884
Chiba Bank, Ltd.	153,000	1,293,157
Credit Saison Company, Ltd. (a)	45,000	1,550,095
Daiwa Securities Group, Inc.	160,000	1,794,581
Fanuc, Ltd.	7,500	738,500
Hirose Electric Company, Ltd. (a)	11,900	1,350,716
Honda Motor Company, Ltd. (a)	75,800	2,993,153
Hosiden Corp.	72,000	775,501
Hoya Corp.	45,400	1,769,847
Ibiden Company, Ltd.	20,000	1,008,192
Isetan Company, Ltd. (a)	52,000	939,298
JAFCO Company, Ltd. (a)	20,000	988,028
Japan Medical Dynamic Marketing, Inc. (a)	43,900	119,132
Japan Securities Finance Company, Ltd. (a)	100,000	1,210,670
JSR Corp. (a)	59,000	1,526,738
Kao Corp. (a)	43,000	1,159,672

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Japan (continued)
KDDI Corp.	390	$2,644,234
Keyence Corp. (a)	9,000	2,229,868
Komatsu, Ltd.	110,000	2,231,884
Marui Company, Ltd. (a)	99,300	1,157,979
Matsushita Electric Industrial Company, Ltd. (a)	100,000	1,995,379
Millea Holdings, Inc.	40,000	1,411,468
Mitsubishi Corp. (a)	151,000	2,841,756
Mitsubishi Estate Company, Ltd.	156,000	4,036,800
Mitsubishi Materials Corp. (a)	400,000	1,502,205
Mitsui Sumitomo Insurance Company, Ltd.	251,000	2,745,658
Mizuho Financial Group, Inc.	285	2,035,287
Murata Manufacturing Company, Ltd.	36,000	2,434,783
Nabtesco Corp. (a)	134,000	1,678,589
Nippon Sheet Glass Company, Ltd. (a)	200,000	937,618
Nippon Telegraph & Telephone Corp.	170	836,967
Obayashi Corp.	155,000	1,005,335
Orix Corp. (a)	3,800	1,099,853
Promise Company, Ltd. (a)	19,000	590,632
Rengo Company, Ltd. (a)	180,000	1,152,363
Sekisui Chemical Company, Ltd.	169,000	1,347,456
Sekisui House, Ltd. (a)	153,000	2,227,675
SFCG Company, Ltd. (a)	4,700	730,124
Shimadzu Corp. (a)	168,000	1,480,630
Sumitomo Bakelite Company, Ltd.	243,000	1,678,185
Sumitomo Electric Industries, Ltd. (a)	128,000	2,000,252
Sumitomo Mitsui Financial Group, Inc. (a)	315	3,228,733
Sumitomo Trust & Banking Company, Ltd.	238,000	2,495,476
Taiyo Nippon Sanso Corp. (a)	263,000	2,368,712
Takashimaya Company, Ltd. (a)	147,000	2,077,328
Takeda Pharmaceutical Company, Ltd.	42,042	2,885,807
The Bank of Yokohama, Ltd. (a)	256,000	2,004,554
THK Company, Ltd. (a)	75,000	1,934,468
Tokuyama Corp. (a)	122,000	1,857,291
Tokyo Electron, Ltd. (a)	27,300	2,151,430
Tokyo Seimitsu Company, Ltd. (a)	20,400	963,226
Toyota Industries Corp.	24,000	1,102,962
Toyota Motor Corp.	52,000	3,477,589
TV Asahi Corp.	380	756,648
Uniden Corp. (a)	61,000	416,660

		100,762,314

Malaysia - 2.10%
AMMB Holdings BHD	230,600	207,736
IJM Corp. BHD	300,000	624,646
KrisAssets Holdings BHD	300,000	212,464
SP Setia BHD	1,164,100	1,681,844
Tenaga Nasional BHD	305,000	941,785

		3,668,475

New Zealand - 0.55%
Telecom Corp. of New Zealand, Ltd. (a)	280,000	958,820

Singapore - 2.42%
CapitaLand, Ltd. * (a)	136,000	549,692

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
DBS Group Holdings, Ltd.	70,000	$1,031,324
Keppel Corp., Ltd.	92,000	1,055,576
Oversea-Chinese Banking Corp., Ltd.	200,000	1,003,944
Singapore Telecommunications, Ltd.	275,070	588,174

		4,228,710

South Korea - 8.04%
GS Engineering & Construction Corp.	9,000	804,194
Hana Financial Group, Inc.	9,155	481,376
Hynix Semiconductor, Inc. *	19,000	744,677
Hyundai Motor Company	15,000	1,087,097
Hyundai Steel Company	18,000	653,226
Kookmin Bank	17,954	1,445,973
Korea Electric Power Corp.	10,000	455,914
LG Chem, Ltd.	20,000	926,882
LG Petrochemical Company, Ltd.	36,580	924,333
NCsoft Corp. *	9,554	547,557
POSCO	1,800	598,064
Samsung Electronics Company, Ltd.	5,300	3,493,441
Shinhan Financial Group Company, Ltd.	9,500	485,215
Shinsegae Company, Ltd. *	1,400	873,118
S-Oil Corp.	7,500	552,419

		14,073,486

Taiwan - 6.03%
Acer Sertek, Inc.	118,459	247,130
Advanced Semiconductor Engineering, Inc. *	245,090	278,212
Asustek Computer, Inc.	131,380	359,537
Cathay Financial Holdings Company, Ltd.	274,030	622,127
China Steel Corp.	277,427	294,492
Chinatrust Finance Holding Company, Ltd.	957,622	800,589
Chunghwa Telecom Company, Ltd., SADR	30,800	607,684
High Tech Computer Corp.	18,000	356,190
Hon Hai Precision Industry Company, Ltd.	173,373	1,236,669
Hung Poo Real Estate Development Corp.	166,000	196,073
Inventec Company, Ltd.	500,000	439,485
Lite-On Technology Corp.	100,000	135,143
MediaTek, Inc.	38,833	401,495
Mega Financial Holding Company, Ltd.	240,000	176,346
Nan Ya Plastics Corp.	103,000	171,588
Novatek Microelectronics Corp., Ltd.	112,054	507,070
President Chain Store Corp.	125,946	304,094
Quanta Computer, Inc.	191,858	347,869
Taiwan Cellular, Corp.	135,000	139,991
Taiwan Semiconductor Manufacturing Company, Ltd.	986,962	2,043,870
Unimicron Technology Corp.	297,810	410,694
United Microelectronics Corp.	782,229	485,968

		10,562,316

Thailand - 0.83%
Bangkok Bank PCL	116,500	370,608
PTT Exploration & Production PCL	206,000	549,903

Pacific Rim Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
PTT PCL	91,000	$528,631

		1,449,142

United States - 0.75%
iShares MSCI Taiwan Index Fund	90,000	1,305,900

TOTAL COMMON STOCKS (Cost $140,212,210)		$175,851,408

RIGHTS - 0.00%
Malaysia - 0.00%
YTL Corp. BHD (Expiration Date: 01/16/2007, strike price $0.283)	29,480	8,936

TOTAL RIGHTS (Cost $0)		$8,936

SHORT TERM INVESTMENTS - 24.80%
State Street Navigator Securities Lending Prime Portfolio (c)	$43,392,531	$43,392,531

TOTAL SHORT TERM INVESTMENTS
(Cost $43,392,531)		$43,392,531

Total Investments (Pacific Rim Trust) (Cost $183,604,741) - 125.29%		$219,252,875
Liabilities in Excess of Other Assets - (25.29)%		(44,261,159)

TOTAL NET ASSETS - 100.00%		$174,991,716

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Banking	12.51%

Electronics	6.73%

Chemicals	6.27%

Real Estate	6.19%

Insurance	6.02%

Quantitative All Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 100.50%
Aluminum - 1.09%
Alcan Aluminum, Ltd.	19,400	$945,556
Century Aluminum Company * (a)	53,600	2,393,240

		3,338,796

Apparel & Textiles - 3.80%
Coach, Inc. *	152,600	6,555,696
Guess?, Inc. *	50,500	3,203,215
Phillips-Van Heusen Corp.	17,900	898,043
Wolverine World Wide, Inc.	36,700	1,046,684

		11,703,638

Automobiles - 3.08%
General Motors Corp. (a)	261,200	8,024,064

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
Rush Enterprises, Inc., Class A * (a)	86,500	$1,463,580

		9,487,644

Banking - 6.46%
Bank of America Corp.	193,900	10,352,321
BankUnited Financial Corp., Class A (a)	41,100	1,149,156
Corus Bankshares, Inc. (a)	66,400	1,531,848
Digital Insight Corp. *	65,000	2,501,850
East West Bancorp, Inc.	32,800	1,161,776
FirstFed Financial Corp. * (a)	47,400	3,174,378

		19,871,329

Broadcasting - 0.25%
Univision Communications, Inc., Class A *	21,800	772,156

Building Materials & Construction - 0.73%
Foster Wheeler, Ltd. *	21,400	1,179,996
Interline Brands, Inc. *	46,800	1,051,596

		2,231,592

Business Services - 3.44%
Alliance Data Systems Corp. *	50,000	3,123,500
Cadence Design Systems, Inc. * (a)	164,100	2,939,031
Computer Sciences Corp. * (a)	43,500	2,321,595
Healthcare Services Group, Inc. (a)	48,900	1,416,144
Kforce, Inc. *	65,200	793,484

		10,593,754

Cellular Communications - 0.32%
Mobile Telesystems, SADR	19,300	968,667

Chemicals - 0.32%
Georgia Gulf Corp. (a)	51,400	992,534

Computers & Business Equipment - 4.19%
Brocade Communications Systems, Inc. * (a)	165,600	1,359,576
Cisco Systems, Inc. *	358,100	9,786,873
Simpletech, Inc. * (a)	137,500	1,743,500

		12,889,949

Construction & Mining Equipment - 0.27%
Joy Global, Inc.	17,200	831,448

Cosmetics & Toiletries - 1.66%
Colgate-Palmolive Company	78,100	5,095,244

Crude Petroleum & Natural Gas - 2.53%
Patterson-UTI Energy, Inc.	190,100	4,416,023
Unit Corp. *	21,500	1,041,675
Vaalco Energy, Inc. * (a)	165,900	1,119,825
W&T Offshore, Inc.	39,800	1,222,656

		7,800,179

Electrical Equipment - 2.60%
CPFL Energia SA, ADR (a)	66,700	2,733,366
Emerson Electric Company	119,400	5,264,346

		7,997,712

Electronics - 1.57%
Dolby Laboratories, Inc. *	120,000	3,722,400

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Thomas & Betts Corp. *	23,400	$1,106,352

		4,828,752

Energy - 3.96%
Energen Corp. (a)	35,300	1,656,982
Horizon Offshore, Inc. * (a)	69,000	1,124,700
McDermott International, Inc. *	21,000	1,068,060
MDU Resources Group, Inc.	95,800	2,456,312
TXU Corp.	108,300	5,870,943

		12,176,997

Financial Services - 9.23%
Bear Stearns Companies, Inc.	22,500	3,662,550
Capital One Financial Corp.	70,300	5,400,446
Countrywide Financial Corp.	51,500	2,186,175
E*TRADE Financial Corp. *	48,500	1,087,370
Goldman Sachs Group, Inc.	13,700	2,731,095
IndyMac Bancorp, Inc. (a)	120,800	5,455,328
Lehman Brothers Holdings, Inc.	89,000	6,952,680
Nymex Holdings, Inc. * (a)	7,400	917,674

		28,393,318

Food & Beverages - 2.64%
PepsiCo, Inc.	109,600	6,855,480
Spartan Stores, Inc.	61,100	1,278,823

		8,134,303

Gas & Pipeline Utilities - 0.50%
UGI Corp.	56,400	1,538,592

Healthcare Products - 4.28%
Johnson & Johnson	150,900	9,962,418
Varian Medical Systems, Inc. *	67,200	3,196,704

		13,159,122

Healthcare Services - 4.60%
Caremark Rx, Inc.	100,800	5,756,688
Phase Forward, Inc. *	85,900	1,286,782
UnitedHealth Group, Inc.	132,500	7,119,225

		14,162,695

Holdings Companies/Conglomerates - 1.15%
General Electric Company	66,300	2,467,023
Pearson PLC	71,600	1,081,160

		3,548,183

Hotels & Restaurants - 2.77%
McDonald’s Corp.	192,300	8,524,659

Industrial Machinery - 3.28%
Caterpillar, Inc.	12,500	766,625
Ceradyne, Inc. * (a)	43,700	2,469,050
Cummins, Inc. (a)	31,500	3,722,670
Gardner Denver, Inc. *	47,100	1,757,301
Terex Corp. * (a)	21,400	1,382,012

		10,097,658

Insurance - 6.42%
Aspen Insurance Holdings, Ltd.	122,200	3,221,192

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
IPC Holdings, Ltd. (a)	119,800	$3,767,710
Radian Group, Inc.	89,800	4,841,118
RenaissanceRe Holdings, Ltd.	68,700	4,122,000
Safety Insurance Group, Inc. (a)	40,800	2,068,968
Zenith National Insurance Corp.	37,100	1,740,361

		19,761,349

International Oil - 3.37%
Anadarko Petroleum Corp.	95,300	4,147,456
Callon Petroleum Company *	87,700	1,318,131
ConocoPhillips	16,900	1,215,955
Exxon Mobil Corp.	48,100	3,685,903

		10,367,445

Internet Service Provider - 0.44%
United Online, Inc.	102,300	1,358,544

Internet Software - 1.00%
Akamai Technologies, Inc. * (a)	58,100	3,086,272

Leisure Time - 0.30%
Bluegreen Corp. *	71,500	917,345

Metal & Metal Products - 1.13%
Ladish Company, Inc. *	27,300	1,012,284
Northern Orion Resources, Inc., * (a)	236,200	864,492
Southern Copper Corp. (a)	29,800	1,605,922

		3,482,698

Mining - 0.32%
Phelps Dodge Corp.	8,100	969,732

Petroleum Services - 1.19%
Bronco Drilling Company, Inc. * (a)	75,300	1,294,407
Pioneer Drilling Company * (a)	79,700	1,058,416
Valero Energy Corp.	25,500	1,304,580

		3,657,403

Pharmaceuticals - 2.54%
Abbott Laboratories	16,000	779,360
Eli Lilly & Company	16,300	849,230
Herbalife, Ltd. *	49,200	1,975,872
Pfizer, Inc.	162,900	4,219,110

		7,823,572

Publishing - 0.35%
McGraw-Hill Companies, Inc.	15,600	1,061,112

Railroads & Equipment - 1.87%
Burlington Northern Santa Fe Corp.	28,500	2,103,585
Canadian National Railway Company	84,700	3,644,641

		5,748,226

Real Estate - 3.04%
First Industrial Realty Trust, Inc., REIT (a)	70,400	3,301,056
Hospitality Properties Trust, REIT	26,300	1,250,039
Impac Mortgage Holdings, Inc., REIT	546,392	4,808,250

		9,359,345

Retail Trade - 2.55%
CVS Corp.	98,900	3,056,999

Quantitative All Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Dollar Tree Stores, Inc. *	33,800	$1,017,380
J. Crew Group, Inc. *	27,000	1,040,850
Staples, Inc.	102,700	2,742,090

		7,857,319

Semiconductors - 0.72%
Skyworks Solutions, Inc. * (a)	314,800	2,228,784

Software - 4.68%
Actuate Corp. *	168,900	1,003,266
Adobe Systems, Inc. *	64,000	2,631,680
Blackbaud, Inc.	35,200	915,200
Faro Technologies, Inc. * (a)	55,400	1,331,816
Microsoft Corp.	54,000	1,612,440
Nuance Communications, Inc. * (a)	119,300	1,367,178
Oracle Corp. *	53,600	918,704
VeriFone Holdings, Inc. * (a)	130,300	4,612,620

		14,392,904

Steel - 0.42%
POSCO, SADR (a)	15,700	1,297,919

Telecommunications Equipment & Services - 1.35%
NICE Systems, Ltd. SADR *	58,100	1,788,318
Polycom, Inc. * (a)	76,800	2,373,888

		4,162,206

Telephone - 3.04%
AT&T, Inc.	238,600	8,529,950
CenturyTel, Inc.	19,200	838,272

		9,368,222

Tobacco - 1.05%
Altria Group, Inc.	37,800	3,243,996

TOTAL COMMON STOCKS (Cost $275,195,847)		$309,283,314

SHORT TERM INVESTMENTS - 19.36%
Rabobank USA Finance Corp.
5.23% due 01/02/2007	$640,000	$639,907
State Street Navigator Securities Lending Prime Portfolio (c)	58,923,208	58,923,208

TOTAL SHORT TERM INVESTMENTS
(Cost $59,563,115)		$59,563,115

Total Investments (Quantitative All Cap Trust) (Cost $334,758,962) - 119.86%		$368,846,429
Liabilities in Excess of Other Assets - (19.86)%		(61,105,954)

TOTAL NET ASSETS - 100.00%		$307,740,475

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Quantitative Mid Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.19%
Apparel & Textiles - 2.67%
Guess?, Inc. *	7,900	$501,097
Polo Ralph Lauren Corp., Class A	6,500	504,790

		1,005,887

Automobiles - 1.22%
United Auto Group, Inc.	19,500	459,615

Banking - 4.09%
Bank of Hawaii Corp.	7,200	388,440
Compass Bancshares, Inc.	8,200	489,130
Huntington Bancshares, Inc.	15,500	368,125
Whitney Holding Corp.	8,981	292,960

		1,538,655

Building Materials & Construction - 0.99%
Lennox International, Inc.	12,150	371,912

Business Services - 3.04%
Alliance Data Systems Corp. *	8,550	534,118
Manpower, Inc.	3,700	277,241
URS Corp. *	7,800	334,230

		1,145,589

Cellular Communications - 0.77%
American Tower Corp., Class A *	7,800	290,784

Chemicals - 1.86%
Airgas, Inc.	17,239	698,524

Coal - 0.85%
Peabody Energy Corp.	7,900	319,239

Commercial Services - 1.97%
CB Richard Ellis Group, Inc. *	12,400	411,680
Pool Corp.	8,446	330,830

		742,510

Computers & Business Equipment - 3.10%
Cognizant Technology Solutions
Corp., Class A *	8,021	618,900
Isilon Systems, Inc. *	5,200	143,520
Logitech International SA *	14,100	403,119

		1,165,539

Containers & Glass - 0.97%
Pactiv Corp. *	10,200	364,038

Correctional Facilities - 1.48%
Corrections Corp. of America *	12,300	556,329

Crude Petroleum & Natural Gas - 2.76%
Unit Corp. *	7,700	373,065
XTO Energy, Inc.	14,159	666,181

		1,039,246

Diversified Financial Services - 0.87%
Credicorp, Ltd., ADR	8,000	327,520

Domestic Oil - 1.37%
St. Mary Land & Exploration Company	13,970	514,655

Electrical Equipment - 3.46%
AMETEK, Inc.	16,537	526,538

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Anixter International, Inc. *	9,200	$499,560
Wesco International, Inc. *	4,700	276,407

		1,302,505

Electrical Utilities - 4.88%
Alliant Corp.	17,000	642,090
Great Plains Energy, Inc.	17,600	559,680
IDACORP, Inc.	16,450	635,793

		1,837,563

Electronics - 3.99%
Amphenol Corp., Class A	6,729	417,736
Arrow Electronics, Inc. *	8,700	274,485
Dolby Laboratories, Inc. *	10,400	322,608
Thomas & Betts Corp. *	10,300	486,984

		1,501,813

Energy - 2.62%
NRG Energy, Inc. *	8,950	501,289
Xcel Energy, Inc.	21,027	484,883

		986,172

Financial Services - 1.87%
AllianceBernstein Holding LP *	4,791	385,196
The First Marblehead Corp.	5,850	319,703

		704,899

Food & Beverages - 2.16%
Constellation Brands, Inc., Class A *	18,914	548,884
Flowers Foods, Inc.	9,800	264,502

		813,386

Gas & Pipeline Utilities - 1.50%
ONEOK, Inc.	13,100	564,872

Healthcare Products - 2.42%
Hologic, Inc. *	11,978	566,320
Intuitive Surgical, Inc. *	3,600	345,240

		911,560

Healthcare Services - 3.51%
Humana, Inc. *	11,400	630,534
Laboratory Corp. of America Holdings *	6,700	492,249
Wellcare Health Plans, Inc. *	2,900	199,810

		1,322,593

Hotels & Restaurants - 1.66%
Darden Restaurants, Inc.	15,600	626,652

Industrial Machinery - 1.09%
Gardner Denver, Inc. *	11,000	410,410

Industrials - 2.62%
Crane Company	8,400	307,776
Harsco Corp.	8,934	679,877

		987,653

Insurance - 8.85%
American Financial Group, Inc.	12,900	463,239
Arch Capital Group, Ltd. *	10,100	682,862
Aspen Insurance Holdings, Ltd.	22,100	582,556

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Axis Capital Holdings, Ltd.	16,600	$553,942
RenaissanceRe Holdings, Ltd.	6,500	390,000
W.R. Berkley Corp.	19,077	658,347

		3,330,946

Internet Software - 1.02%
Akamai Technologies, Inc. *	7,200	382,464

Life Sciences - 1.01%
Waters Corp. *	7,800	381,966

Medical-Hospitals - 1.57%
Manor Care, Inc.	9,200	431,664
VCA Antech, Inc. *	4,900	157,731

		589,395

Petroleum Services - 3.96%
ENSCO International, Inc.	7,100	355,426
SEACOR SMIT, Inc. *	7,800	773,292
Tesoro Petroleum Corp.	5,500	361,735

		1,490,453

Pharmaceuticals - 2.47%
Celgene Corp. *	4,522	260,151
Shire Pharmaceuticals Group PLC, ADR	7,500	463,200
Vertex Pharmaceuticals, Inc. *	5,500	205,810

		929,161

Publishing - 0.88%
McGraw-Hill Companies, Inc.	4,900	333,298

Railroads & Equipment - 0.73%
Canadian Pacific Railway, Ltd.	5,200	274,352

Real Estate - 3.64%
Apartment Investment & Management
Company, Class A, REIT	9,800	548,996
Health Care Property Investors, Inc., REIT	11,900	438,158
Kimco Realty Corp., REIT	8,500	382,075

		1,369,229

Retail Trade - 4.46%
American Eagle Outfitters, Inc.	15,600	486,876
CarMax, Inc. *	9,800	525,574
Coldwater Creek, Inc. *	10,600	259,912
Dick’s Sporting Goods, Inc. *	8,300	406,617

		1,678,979

Sanitary Services - 2.27%
Republic Services, Inc.	21,000	854,070

Semiconductors - 3.04%
MEMC Electronic Materials, Inc. *	12,900	504,906
NVIDIA Corp. *	10,800	399,708
QLogic Corp. *	10,900	238,928

		1,143,542

Telecommunications Equipment &
Services - 2.21%
Amdocs, Ltd. *	9,700	375,875

Quantitative Mid Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
Polycom, Inc. *	14,800	$457,468

		833,343

Toys, Amusements & Sporting Goods - 1.88%
Hasbro, Inc.	11,800	321,550
Marvel Entertainment, Inc. *	14,300	384,813

		706,363

Transportation - 0.76%
C.H. Robinson Worldwide, Inc.	7,000	286,230

Trucking & Freight - 0.65%
Werner Enterprises, Inc.	14,000	244,720

TOTAL COMMON STOCKS (Cost $33,985,915)		$37,338,631

SHORT TERM INVESTMENTS - 3.21%
Rabobank USA Finance Corp.
5.22% due 01/02/2007	$1,210,000	$1,209,825

TOTAL SHORT TERM INVESTMENTS
(Cost $1,209,825)		$1,209,825

Total Investments (Quantitative Mid Cap Trust)
(Cost $35,195,740) - 102.40%		$38,548,456
Liabilities in Excess of Other Assets - (2.40)%		(904,163)

TOTAL NET ASSETS - 100.00%		$37,644,293

Quantitative Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.30%

Apparel & Textiles - 0.90%
Coach, Inc. *	108,328	$4,653,771

Auto Services - 0.33%
Copart, Inc. *	57,531	1,725,930

Automobiles - 0.64%
General Motors Corp. (a)	108,300	3,326,976

Banking - 9.60%
Bank of America Corp.	345,800	18,462,262
KeyCorp	188,000	7,149,640
US Bancorp	186,400	6,745,816
Wachovia Corp.	306,800	17,472,260

		49,829,978

Business Services - 1.49%
Cadence Design Systems, Inc. *	226,600	4,058,406
MPS Group, Inc. * (a)	258,939	3,671,755

		7,730,161

Chemicals - 0.86%
Lyondell Chemical Company (a)	173,500	4,436,395

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Quantitative Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Commercial Services - 0.68%
Pool Corp.	90,604	$3,548,959

Computers & Business Equipment - 1.26%
Cisco Systems, Inc. *	168,100	4,594,173
Network Appliance, Inc. *	50,100	1,967,928

		6,562,101

Cosmetics & Toiletries - 3.28%
Colgate-Palmolive Company	217,200	14,170,128
Procter & Gamble Company	44,700	2,872,869

		17,042,997

Crude Petroleum & Natural Gas - 1.94%
Patterson-UTI Energy, Inc.	331,900	7,710,037
W&T Offshore, Inc.	76,200	2,340,864

		10,050,901

Electrical Utilities - 1.78%
FirstEnergy Corp.	92,500	5,577,750
Puget Energy, Inc.	144,400	3,661,984

		9,239,734

Electronics - 1.64%
Dolby Laboratories, Inc. *	84,800	2,630,496
Thermo Electron Corp. *	130,300	5,901,287

		8,531,783

Energy - 3.85%
Energen Corp.	215,400	10,110,876
TXU Corp.	181,600	9,844,536

		19,955,412

Financial Services - 16.28%
Affiliated Managers Group, Inc. *	10,185	1,070,749
AmeriCredit Corp. * (a)	170,600	4,294,002
Bear Stearns Companies, Inc.	65,700	10,694,646
Capital One Financial Corp.	86,400	6,637,248
Citigroup, Inc.	243,000	13,535,100
Countrywide Financial Corp.	183,900	7,806,555
JPMorgan Chase & Company	79,200	3,825,360
Lehman Brothers Holdings, Inc.	140,600	10,983,672
Morgan Stanley	170,100	13,851,243
UBS AG * (c)	195,196	11,776,175

		84,474,750

Food & Beverages - 0.59%
Pepsi Bottling Group, Inc.	98,200	3,035,362

Healthcare Products - 2.35%
Johnson & Johnson	56,300	3,716,926
Medtronic, Inc.	48,000	2,568,480
Varian Medical Systems, Inc. *	124,700	5,931,979

		12,217,385

Healthcare Services - 2.24%
Caremark Rx, Inc.	203,600	11,627,596

Holdings Companies/Conglomerates - 1.03%
General Electric Company	143,900	5,354,519

Quantitative Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Hotels & Restaurants - 1.93%
Darden Restaurants, Inc.	83,200	$3,342,144
McDonald’s Corp.	150,800	6,684,964

		10,027,108

Household Appliances - 0.27%
Whirlpool Corp.	16,800	1,394,736

Industrial Machinery - 0.49%
Gardner Denver, Inc. *	67,600	2,522,156

Insurance - 7.40%
American International Group, Inc.	17,800	1,275,548
Axis Capital Holdings, Ltd.	227,400	7,588,338
Endurance Specialty Holdings, Ltd. (a)	116,000	4,243,280
ING Groep NV, SADR	93,200	4,116,644
MGIC Investment Corp. (a)	65,600	4,102,624
Radian Group, Inc.	113,700	6,129,567
RenaissanceRe Holdings, Ltd.	33,100	1,986,000
W.R. Berkley Corp.	140,600	4,852,106
XL Capital, Ltd., Class A (a)	57,300	4,126,746

		38,420,853

International Oil - 9.30%
Anadarko Petroleum Corp.	298,400	12,986,368
Chevron Corp.	42,100	3,095,613
ConocoPhillips	124,600	8,964,970
Exxon Mobil Corp.	302,900	23,211,227

		48,258,178

Internet Software - 0.90%
Akamai Technologies, Inc. * (a)	48,400	2,571,008
TIBCO Software, Inc. *	220,803	2,084,380

		4,655,388

Metal & Metal Products - 0.84%
Reliance Steel & Aluminum Company	110,699	4,359,327

Mining - 1.02%
Alliance Resource Partners LP	35,000	1,208,200
Rio Tinto PLC, SADR (a)	19,300	4,101,057

		5,309,257

Petroleum Services - 1.25%
Valero Energy Corp.	127,000	6,497,320

Pharmaceuticals - 2.42%
AmerisourceBergen Corp.	52,610	2,365,345
Eli Lilly & Company	76,300	3,975,230
Pfizer, Inc.	239,100	6,192,690

		12,533,265

Publishing - 1.71%
Meredith Corp.	157,300	8,863,855

Railroads & Equipment - 1.76%
Canadian National Railway Company	212,800	9,156,784

Real Estate - 2.78%
Hospitality Properties Trust, REIT	132,100	6,278,713
iStar Financial, Inc., REIT	30,545	1,460,662

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Quantitative Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
ProLogis, REIT	110,256	$6,700,257

		14,439,632

Retail Trade - 2.56%
CVS Corp.	148,500	4,590,135
Staples, Inc.	324,800	8,672,160

		13,262,295

Sanitary Services - 1.33%
Republic Services, Inc.	169,505	6,893,768

Software - 1.56%
Microsoft Corp.	52,000	1,552,720
VeriFone Holdings, Inc. * (a)	184,800	6,541,920

		8,094,640

Steel - 1.23%
IPSCO, Inc.	67,900	6,373,773

Telecommunications Equipment &
Services - 2.73%
Amdocs, Ltd. *	114,121	4,422,189
Polycom, Inc. *	71,200	2,200,792
SK Telecom Company, Ltd., SADR (a)	285,000	7,546,800

		14,169,781

Telephone - 4.59%
AT&T, Inc.	624,600	22,329,450
CenturyTel, Inc.	34,700	1,515,002

		23,844,452

Tobacco - 1.49%
Altria Group, Inc.	90,300	7,749,546

TOTAL COMMON STOCKS (Cost $480,645,143)		$510,170,824

SHORT TERM INVESTMENTS - 8.50%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/19/2007	$1,400,000	$1,396,395
Rabobank USA Finance Corp.
5.23% due 01/02/2007	710,000	709,897
State Street Navigator Securities Lending
Prime Portfolio (c)	41,993,069	41,993,069

TOTAL SHORT TERM INVESTMENTS
(Cost $44,099,361)		$44,099,361

Total Investments (Quantitative Value Trust)
(Cost $524,744,504) - 106.80%		$554,270,185
Liabilities in Excess of Other Assets - (6.80)%		(35,297,297)

TOTAL NET ASSETS - 100.00%		$518,972,888

Real Estate Equity Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 94.25%

Hotels & Restaurants - 1.63%
Hilton Hotels Corp.	146,100	$5,098,890

Paper - 1.67%
Plum Creek Timber Company, Inc.	130,700	5,208,395

Real Estate - 90.95%
Alexandria Real Estate Equities, Inc., REIT	42,500	4,267,000
AMB Property Corp., REIT	185,760	10,887,394
Archstone-Smith Trust, REIT	226,280	13,171,759
Avalon Bay Communities, Inc., REIT	32,080	4,172,004
Boston Properties, Inc., REIT	91,130	10,195,624
BRE Properties, Inc., Class A, REIT	55,930	3,636,569
Brookfield Properties Corp.	224,400	8,825,652
Camden Property Trust, REIT	85,800	6,336,330
CBL & Associates Properties, Inc., REIT	103,000	4,465,050
Cousins Properties, Inc., REIT (a)	127,900	4,511,033
DCT Industrial Trust, Inc. *	185,700	2,191,260
Developers Diversified Realty Corp., REIT (a)	94,400	5,942,480
Douglas Emmett, Inc., REIT *	168,400	4,477,756
Duke Realty Corp., REIT (a)	174,960	7,155,864
EastGroup Properties, Inc., REIT (a)	120,600	6,459,336
Equity One, Inc., REIT	132,800	3,540,448
Equity Residential, REIT	239,610	12,160,207
Essex Property Trust, Inc., REIT (a)	24,380	3,151,115
Federal Realty Investment Trust, REIT	55,610	4,726,850
Forest City Enterprises, Inc. (a)	61,100	3,568,240
General Growth Properties, Inc., REIT	208,660	10,898,312
Highwoods Properties, Inc., REIT	65,400	2,665,704
Host Hotels & Resorts, Inc., REIT	444,790	10,919,594
Kilroy Realty Corp., REIT	69,920	5,453,760
Kimco Realty Corp., REIT	156,400	7,030,180
LaSalle Hotel Properties, REIT	134,970	6,188,375
Mack-California Realty Corp., REIT	138,250	7,050,750
Maguire Properties, Inc., REIT	126,200	5,048,000
New Plan Realty Trust, Inc., REIT (a)	273,000	7,502,040
Post Properties, Inc., REIT	73,900	3,377,230
ProLogis, REIT	168,790	10,257,368
PS Business Parks, Inc., REIT	46,740	3,304,985
Public Storage, Inc., REIT	46,180	4,502,550
Regency Centers Corp., REIT	93,040	7,272,937
Simon Property Group, Inc., REIT	177,680	17,997,207
SL Green Realty Corp., REIT	60,320	8,009,290
Strategic Hotel Cap, Inc., REIT (a)	146,700	3,196,593
The Macerich Company, REIT	140,730	12,182,996
The St. Joe Company (a)	60,200	3,224,914
United Dominion Realty Trust, Inc., REIT (a)	204,400	6,497,876
Vornado Realty Trust, REIT	77,100	9,367,650
Washington Real Estate Investment Trust,
REIT (a)	91,060	3,642,400
Weingarten Realty Investors, REIT	102,900	4,744,719

		284,177,401

TOTAL COMMON STOCKS (Cost $253,122,199)		$294,484,686

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Real Estate Equity Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS - 4.79%

Real Estate - 4.79%
BRE Properties, Inc.
4.125% due 08/15/2026	$2,825,000	$3,039,700
Forest City Enterprises, Inc.
3.625% due 10/15/2011	2,910,000	3,087,976
Vornado Realty Trust
3.625% due 11/15/2026	7,370,000	7,386,214
Weingarten Realty Investors
3.95% due 08/01/2026	1,382,000	1,464,464

		14,978,354

TOTAL CORPORATE BONDS (Cost $14,435,945)		$14,978,354

SHORT TERM INVESTMENTS - 10.30%
State Street Navigator Securities
Lending Prime Portfolio (c)	$32,182,526	$32,182,526

TOTAL SHORT TERM INVESTMENTS
(Cost $32,182,526)		$32,182,526

REPURCHASE AGREEMENTS - 0.09%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$276,121 on 01/02/2007,
collateralized by $280,000 Federal
National Mortgage Association,
5.125% due 04/15/2011 (valued at
$284,900, including interest) (c) (c)	$276,000	$276,000

TOTAL REPURCHASE AGREEMENTS
(Cost $276,000)		$276,000

Total Investments (Real Estate Equity Trust)
(Cost $300,016,670) - 109.43%		$341,921,566
Liabilities in Excess of Other Assets - (9.43)%		(29,454,902)

TOTAL NET ASSETS - 100.00%		$312,466,664

Real Estate Securities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.33%

Hotels & Restaurants - 2.89%
Hilton Hotels Corp.	250,550	$8,744,195
Starwood Hotels & Resorts Worldwide, Inc.	284,941	17,808,813

		26,553,008

Real Estate - 96.44%
AMB Property Corp., REIT	478,390	28,038,438
Apartment Investment & Management
Company, Class A, REIT (a)	406,495	22,771,850
Archstone-Smith Trust, REIT (a)	972,336	56,599,679
Avalon Bay Communities, Inc., REIT	355,299	46,206,635
BioMed Realty Trust, Inc., REIT (a)	252,889	7,232,625
Boston Properties, Inc., REIT (a)	283,299	31,695,492
BRE Properties, Inc., Class A, REIT	160,240	10,418,805

Real Estate Securities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Brookfield Properties Corp.	108,510	$4,267,698
DiamondRock Hospitality Company, REIT	204,600	3,684,846
Digital Realty Trust, Inc., REIT	456,279	15,618,430
Entertainment Properties Trust, REIT (a)	116,194	6,790,377
Equity Lifestyle Properties, Inc., REIT	151,628	8,253,112
Equity Office Properties Trust, REIT	864,308	41,633,716
Equity Residential, REIT	846,484	42,959,063
Essex Property Trust, Inc., REIT (a)	137,807	17,811,555
Extra Space Storage, Inc., REIT (a)	114,900	2,098,074
Federal Realty Investment Trust, REIT	289,837	24,636,145
FelCor Lodging Trust, Inc., REIT	374,410	8,177,114
General Growth Properties, Inc., REIT (a)	491,469	25,669,426
Health Care REIT, Inc. (a)	335,500	14,433,210
Highwoods Properties, Inc., REIT	154,527	6,298,521
Host Hotels & Resorts, Inc., REIT (a)	1,524,194	37,418,963
Kilroy Realty Corp., REIT	60,140	4,690,920
LaSalle Hotel Properties, REIT	121,650	5,577,653
LTC Properties, Inc., REIT (a)	263,335	7,191,679
Mack-California Realty Corp., REIT (a)	285,244	14,547,444
Nationwide Health Properties, Inc., REIT	703,931	21,272,795
Parkway Properties, Inc., REIT	69,800	3,560,498
ProLogis, REIT	580,465	35,274,858
Public Storage, Inc., REIT	478,580	46,661,550
Regency Centers Corp., REIT	432,422	33,802,428
Simon Property Group, Inc., REIT	818,729	82,929,061
SL Green Realty Corp., REIT	249,630	33,145,871
Sovran Self Storage, Inc., REIT	145,756	8,348,904
Tanger Factory Outlet Centers, Inc., REIT (a)	118,150	4,617,302
Taubman Centers, Inc., REIT	80,100	4,073,886
The Macerich Company, REIT (a)	370,820	32,101,887
Ventas, Inc., REIT	211,473	8,949,537
Vornado Realty Trust, REIT (a)	563,722	68,492,223
Washington Real Estate Investment Trust,
REIT (a)	210,310	8,412,400

		886,364,670

TOTAL COMMON STOCKS (Cost $699,455,107)		$912,917,678

SHORT TERM INVESTMENTS - 7.20%
State Street Navigator Securities
Lending Prime Portfolio (c)	$66,158,663	$66,158,663

TOTAL SHORT TERM INVESTMENTS
(Cost $66,158,663)		$66,158,663

Total Investments (Real Estate Securities Trust)
(Cost $765,613,770) - 106.53%		$979,076,341
Liabilities in Excess of Other Assets - (6.53)%		(60,052,742)

TOTAL NET ASSETS - 100.00%		$919,023,599

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Science & Technology Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.32%

Advertising - 1.24%
Aquantive, Inc. * (a)	53,100	$1,309,446
Focus Media Holding, Ltd., ADR *	26,740	1,775,269
Monster Worldwide, Inc. *	42,800	1,996,192

		5,080,907

Aerospace - 0.09%
Spirit Aerosystems Holdings, Inc., Class A *	10,900	364,823

Agriculture - 0.50%
Monsanto Company	38,600	2,027,658

Biotechnology - 0.22%
Amgen, Inc. *	13,000	888,030

Business Services - 0.82%
Accenture, Ltd., Class A	51,100	1,887,123
SAIC, Inc. * (a)	81,600	1,451,664

		3,338,787

Cellular Communications - 2.89%
American Tower Corp., Class A *	33,300	1,241,424
Crown Castle International Corp. *	39,400	1,272,620
Motorola, Inc.	131,900	2,711,864
NII Holdings, Inc. * (a)	102,300	6,592,212

		11,818,120

Computers & Business Equipment - 19.51%
Apple Computer, Inc. *	138,830	11,778,337
Cisco Systems, Inc. *	722,930	19,757,677
Cogent, Inc. * (a)	158,000	1,739,580
Cognizant Technology Solutions
Corp., Class A *	60,210	4,645,804
Dell, Inc. *	78,751	1,975,863
Delta Electronics Inc.	259,000	834,330
EMC Corp. *	674,100	8,898,120
Hewlett-Packard Company	302,000	12,439,380
Isilon Systems, Inc. *	30,950	854,220
Network Appliance, Inc. *	130,000	5,106,400
Research In Motion, Ltd. *	35,140	4,490,189
SanDisk Corp. *	11,700	503,451
Seagate Technology (a)	213,000	5,644,500
Sun Microsystems, Inc. *	196,400	1,064,488

		79,732,339

Electrical Equipment - 0.48%
American Power Conversion Corp.	13,200	403,788
Hoya Corp.	39,700	1,547,641

		1,951,429

Electronics - 3.06%
Flextronics International, Ltd. *	249,400	2,863,112
Hon Hai Precision Industry Company, Ltd.	187,400	1,336,723
Jabil Circuit, Inc.	99,400	2,440,270
Samsung Electronics Company, Ltd.	8,911	5,873,595

		12,513,700

Energy - 0.76%
Energy Conversion Devices, Inc. * (a)	68,500	2,327,630

Science & Technology Trust (continued)

	Shares or Principal Amount		Value

COMMON STOCKS (continued)

Energy (continued)
SunPower Corp., Class A. * (a)		21,230	$789,119

			3,116,749

Healthcare Products - 0.11%
Boston Scientific Corp. *		26,600	456,988

Healthcare Services - 0.91%
Cerner Corp. * (a)		81,900	3,726,450

Household Appliances - 0.47%
LG Electronics, Inc.		32,641	1,930,382

Industrial Machinery - 0.33%
Cameron International Corp. *		25,600	1,358,080

Industrials - 1.03%
ABB, Ltd.	GBP	74,700	1,325,578
ABB, Ltd.		160,300	2,871,771

			4,197,349

Internet Content - 4.09%
Google, Inc., Class A *		36,300	16,715,424

Internet Retail - 1.20%
eBay, Inc. *		163,800	4,925,466

Internet Service Provider - 3.62%
Salesforce.Com, Inc. * (a)		205,870	7,503,962
SINA.com *		66,850	1,918,595
Yahoo!, Inc. *		210,000	5,363,400

			14,785,957

Internet Software - 5.44%
F5 Networks, Inc. *		6,700	497,207
Juniper Networks, Inc. *		389,852	7,383,797
McAfee, Inc. *		99,100	2,812,458
Tencent Holdings, Ltd.		1,730,000	6,161,412
VeriSign, Inc. * (a)		223,400	5,372,770

			22,227,644

Leisure Time - 2.14%
DreamWorks Animation SKG, Class A *		30,000	884,700
Electronic Arts, Inc. *		130,286	6,561,203
International Game Technology, Inc.		28,100	1,298,220

			8,744,123

Manufacturing - 0.10%
Foxconn International Holdings, Ltd. *		128,000	421,312

Petroleum Services - 1.35%
GlobalSantaFe Corp.		23,320	1,370,750
Halliburton Company		43,660	1,355,643
Schlumberger, Ltd.		21,400	1,351,624
Transocean, Inc. *		17,800	1,439,842

			5,517,859

Semiconductors - 17.55%
Advanced Micro Devices, Inc. *		49,000	997,150
Altera Corp. *		164,000	3,227,520
Analog Devices, Inc.		190,200	6,251,874
Broadcom Corp., Class A *		110,500	3,570,255

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors (continued)
Chartered Semiconductor Manufacturing, Ltd. *	4,000,000	$3,337,788
(a)
Conexant Systems, Inc. * (a)	392,600	800,904
First Solar Inc * (a)	8,160	243,168
FormFactor, Inc. * (a)	22,375	833,469
Infineon Technologies AG *	269,380	3,796,463
Intel Corp.	113,900	2,306,475
Linear Technology Corp.	26,100	791,352
Marvell Technology Group, Ltd. *	595,800	11,433,402
Maxim Integrated Products, Inc.	230,560	7,059,747
MediaTek, Inc.	32,900	340,153
Microchip Technology, Inc.	31,600	1,033,320
Micron Technology, Inc. *	90,800	1,267,568
National Semiconductor Corp.	46,100	1,046,470
NVIDIA Corp. *	159,100	5,888,291
PMC-Sierra, Inc. * (a)	215,400	1,445,334
QLogic Corp. *	244,000	5,348,480
Spansion, Inc. *	52,700	783,122
Taiwan Semiconductor
Manufacturing Company, Ltd., SADR (a)	119,999	1,311,589
Texas Instruments, Inc.	95,300	2,744,640
Xilinx, Inc.	246,800	5,876,308

		71,734,842

Software - 14.13%
Activision, Inc. *	254,130	4,381,201
Adobe Systems, Inc. *	150,392	6,184,119
Autodesk, Inc. *	184,780	7,476,199
Citrix Systems, Inc. *	65,500	1,771,775
Microsoft Corp.	645,200	19,265,672
NAVTEQ Corp. * (a)	77,900	2,724,163
Oracle Corp. *	92,900	1,592,306
Red Hat, Inc. * (a)	479,350	11,025,050
Take-Two Interactive Software, Inc. * (a)	51,500	914,640
THQ, Inc. * (a)	75,160	2,444,203

		57,779,328

Telecommunications Equipment &
Services - 9.81%
Alcatel SA, ADR	32,400	460,728
Amdocs, Ltd. *	110,000	4,262,500
Atheros Communications, Inc. * (a)	26,300	560,716
Ciena Corp. * (a)	108,100	2,995,451
Comverse Technology, Inc. *	296,000	6,248,560
Corning, Inc. *	221,800	4,149,878
Finisar Corp. * (a)	350,100	1,130,823
JDS Uniphase Corp. * (a)	46,425	773,440
Nokia Oyj, SADR	195,050	3,963,416
Nortel Networks Corp. *	39,750	1,062,518
QUALCOMM, Inc.	168,500	6,367,615
Telefonaktiebolaget LM Ericsson, SADR	172,430	6,936,859
Telus Corp.	16,500	737,055

Science & Technology Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
ZTE Corp., Class H (a)	98,900	$455,233

		40,104,792

Toys, Amusements & Sporting Goods - 2.81%
Nintendo Company, Ltd. (a)	44,200	11,474,732

Travel Services - 0.66%
Ctrip.com International, Ltd., ADR (a)	43,500	2,717,880

TOTAL COMMON STOCKS (Cost $357,083,846)		$389,651,150

WARRANTS - 1.89%

Electronics - 1.12%
Merrill Lynch Call Hon Hai Precision Industry Co.
(Expiration date 11/17/2010; strike
price TWD .000001)	644,000	4,596,872

Software - 0.77%
Merrill Lynch Call Infosys Technologies Ltd.
(Expiration date 11/22/2010; strike
price INR 0.000001)	62,000	3,139,742

TOTAL WARRANTS (Cost $7,100,264)		$7,736,614

SHORT TERM INVESTMENTS - 12.69%
State Street Navigator Securities
Lending Prime Portfolio (c)	$49,737,042	$49,737,042
T. Rowe Price Reserve Investment Fund (c)	2,149,421	2,149,421

TOTAL SHORT TERM INVESTMENTS
(Cost $51,886,463)		$51,886,463

REPURCHASE AGREEMENTS - 1.86%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$7,586,328 on 01/02/2007,
collateralized by $1,865,000
Federal National Mortgage
Association, 5.50% due
07/14/2028 (valued at $1,796,441,
including interest) and $5,985,000
Federal National Mortgage
Association, 5.625% due
12/15/2009 (valued at $5,940,113,
including interest) (c)	$7,583,000	$7,583,000

TOTAL REPURCHASE AGREEMENTS
(Cost $7,583,000)		$7,583,000

Total Investments (Science & Technology Trust)
(Cost $423,653,573) - 111.76%		$456,857,227
Liabilities in Excess of Other Assets - (11.76)%		(48,084,324)

TOTAL NET ASSETS - 100.00%		$408,772,903

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.52%

Advertising - 2.56%
inVentiv Health, Inc. *	168,570	$5,958,950

Apparel & Textiles - 3.84%
Hartmarx Corp. * (a)	300,100	2,118,706
Warnaco Group, Inc. *	269,400	6,837,372

		8,956,078

Auto Parts - 2.77%
LKQ Corp. * (a)	280,480	6,448,235

Banking - 8.44%
Boston Private Financial Holdings, Inc. (a)	155,200	4,378,192
First Community Bancorp	77,740	4,063,470
Placer Sierra Bancshares (a)	119,480	2,840,040
SVB Financial Group * (a)	124,100	5,785,542
Tierone Corp.	81,960	2,590,755

		19,657,999

Business Services - 1.82%
Kendle International, Inc. *	134,900	4,242,605

Chemicals - 4.64%
Arch Chemicals, Inc.	106,300	3,540,853
Cytec Industries, Inc.	128,830	7,280,183

		10,821,036

Coal - 0.46%
James River Coal Company * (a)	114,470	1,062,282

Computers & Business Equipment - 6.41%
Avocent Corp. *	208,800	7,067,880
Parametric Technology Corp. *	226,900	4,088,738
Witness Systems, Inc. *	215,300	3,774,209

		14,930,827

Construction Materials - 1.48%
Clarcor, Inc.	102,100	3,452,001

Cosmetics & Toiletries - 2.45%
Intermediate Parfums, Inc. (a)	176,650	3,389,913
Playtex Products, Inc. * (a)	161,500	2,323,985

		5,713,898

Crude Petroleum & Natural Gas - 2.51%
Petroquest Energy, Inc. * (a)	459,600	5,855,304

Domestic Oil - 2.66%
Forest Oil Corp. * (a)	78,690	2,571,589
Mariner Energy, Inc. *	184,500	3,616,200

		6,187,789

Electronics - 7.59%
Daktronics, Inc. (a)	239,200	8,814,520
Trimble Navigation, Ltd. *	174,800	8,867,604

		17,682,124

Financial Services - 0.19%
SWS Group, Inc.	12,400	442,680

Healthcare Products - 8.53%
Cantel Medical Corp. * (a)	132,500	2,145,175
Hologic, Inc. *	48,900	2,311,992

Small Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Inverness Medical Innovations, Inc. * (a)	126,800	$4,907,160
Kensey Nash Corp. * (a)	167,670	5,331,906
SurModics, Inc. * (a)	99,840	3,107,021
The Cooper Companies, Inc.	46,700	2,078,150

		19,881,404

Healthcare Services - 1.86%
Air Methods Corp. * (a)	155,380	4,338,210

Industrial Machinery - 2.51%
Chart Industries, Inc. *	46,500	753,765
Watts Water Technologies, Inc., Class A (a)	124,050	5,099,696

		5,853,461

Insurance - 5.55%
James River Group, Inc. *	57,575	1,860,824
National Interstate Corp.	75,580	1,836,594
Philadelphia Consolidated Holding Corp. *	207,250	9,235,059

		12,932,477

Internet Content - 1.02%
TheStreet.com, Inc. (a)	267,900	2,384,310

Internet Software - 1.70%
Lionbridge Technologies, Inc. * (a)	614,590	3,957,960

Investment Companies - 1.07%
iShares Russell 2000 Index Fund (a)	32,000	2,497,600

Leisure Time - 3.96%
Gaylord Entertainment Company *	181,150	9,225,969

Petroleum Services - 1.95%
Hercules Offshore, Inc. * (a)	87,450	2,527,305
Metretek Technologies, Inc. * (a)	164,070	2,021,342

		4,548,647

Publishing - 1.47%
Courier Corp.	88,020	3,430,139

Railroads & Equipment - 1.95%
Genesee & Wyoming, Inc., Class A * (a)	173,500	4,552,640

Retail Trade - 5.38%
Build A Bear Workshop, Inc. * (a)	158,990	4,454,900
New York & Company, Inc. * (a)	327,000	4,277,160
Tractor Supply Company *	85,270	3,812,422

		12,544,482

Sanitary Services - 1.39%
Aqua America, Inc. (a)	141,700	3,227,926

Semiconductors - 2.23%
Silicon Image, Inc. *	408,060	5,190,523

Software - 7.13%
Emageon, Inc. * (a)	146,130	2,244,557
Secure Computing Corp. * (a)	607,810	3,987,234
Take-Two Interactive Software, Inc. * (a)	255,680	4,540,877
Transaction Systems Architects, Inc., Class A *	179,650	5,851,200

		16,623,868

TOTAL COMMON STOCKS (Cost $200,205,738)		$222,601,424

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Trust (continued)
	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 25.25%
State Street Navigator Securities
Lending Prime Portfolio (c)	$58,835,154	$58,835,154
TOTAL SHORT TERM INVESTMENTS
(Cost $58,835,154)		$58,835,154

REPURCHASE AGREEMENTS - 4.21%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$9,815,306 on 01/02/2007,
collateralized by $9,740,000 U.S.
Treasury Notes, 5.125% due
06/30/2008 (valued at
$10,007,850, including interest) (c)	$9,811,000	$9,811,000
TOTAL REPURCHASE AGREEMENTS
(Cost $9,811,000)		$9,811,000
Total Investments (Small Cap Trust)
(Cost $268,851,892) - 124.98%		$291,247,578
Liabilities in Excess of Other Assets - (24.98)%		(58,216,184)

TOTAL NET ASSETS - 100.00%		$233,031,394

Small Cap Growth Trust
	Shares or Principal Amount	Value

COMMON STOCKS - 98.08%

Advertising - 1.37%
Focus Media Holding, Ltd., ADR * (a)	61,070	$4,054,437

Aerospace - 3.03%
Teledyne Technologies, Inc. * (a)	69,410	2,785,423
TransDigm Group, Inc. * (a)	145,940	3,868,870
Triumph Group, Inc. (a)	44,000	2,306,920

		8,961,213

Agriculture - 1.03%
Agrium, Inc.	96,260	3,031,227

Air Travel - 2.36%
Copa Holdings SA, Class A	94,290	4,390,142
Gol Linhas Aereas Inteligentes SA, ADR (a)	90,180	2,585,461

		6,975,603

Apparel & Textiles - 1.08%
Skechers United States of America, Inc.,
Class A * (a)	96,100	3,201,091

Auto Parts - 1.42%
LKQ Corp. * (a)	182,360	4,192,456

Banking - 0.87%
First Community Bancorp (a)	48,990	2,560,707

Biotechnology - 2.37%
Arena Pharmaceuticals, Inc. * (a)	101,480	1,310,107
Charles River Laboratories International, Inc. * (a)	47,360	2,048,320

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Biotechnology (continued)
Digene Corp. * (a)	76,010	$3,642,399

		7,000,826

Building Materials & Construction - 0.90%
Williams Scotsman International, Inc. * (a)	135,410	2,656,744

Business Services - 7.48%
Catalina Marketing Corp.	70,690	1,943,975
FactSet Research Systems, Inc. (a)	59,460	3,358,301
Jackson Hewitt Tax Service, Inc. (a)	64,000	2,174,080
Kenexa Corp. * (a)	75,320	2,505,143
Resources Connection, Inc. * (a)	135,260	4,306,679
Teletech Holdings, Inc. * (a)	327,990	7,832,401

		22,120,579

Cable and Television - 0.66%
Central European Media Enterprises, Ltd.,
Class A * (a)	27,890	1,952,300

Cellular Communications - 1.64%
Leap Wireless International, Inc. *	81,270	4,833,127

Chemicals - 1.10%
Terra Industries, Inc. * (a)	271,690	3,254,846

Coal - 1.00%
Arch Coal, Inc. (a)	98,610	2,961,258

Commercial Services - 2.81%
Live Nation, Inc. * (a)	107,300	2,403,520
PeopleSupport, Inc. * (a)	155,770	3,278,959
WNS Holdings, Ltd., ADR *	84,660	2,632,926

		8,315,405

Computers & Business Equipment - 1.79%
IHS, Inc., Class A * (a)	134,240	5,299,795

Construction & Mining Equipment - 0.82%
Bucyrus International, Inc., Class A (a)	46,840	2,424,438

Crude Petroleum & Natural Gas - 1.00%
Cabot Oil & Gas Corp., Class A (a)	48,600	2,947,590

Domestic Oil - 1.05%
Denbury Resources, Inc. *	111,640	3,102,476

Drugs & Health Care - 1.15%
CV Therapeutics, Inc. * (a)	128,760	1,797,489
Mentor Corp. (a)	32,710	1,598,538

		3,396,027

Electronics - 1.02%
Mentor Graphics Corp. * (a)	167,450	3,019,124

Financial Services - 3.62%
MoneyGram International, Inc. (a)	144,290	4,524,934
Nuveen Investments, Inc., Class A (a)	59,760	3,100,349
Waddell & Reed Financial, Inc., Class A (a)	112,200	3,069,792

		10,695,075

Healthcare Products - 5.15%
Hologic, Inc. * (a)	68,430	3,235,370
ICU Medical, Inc. * (a)	67,860	2,760,545

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Kyphon, Inc. * (a)	36,300	$1,466,520
Sirona Dental Systems, Inc. * (a)	82,200	3,165,522
The Medicines Company * (a)	80,530	2,554,412
Thoratec Corp. * (a)	115,400	2,028,732

		15,211,101

Healthcare Services - 1.33%
ICON PLC, ADR *	42,600	1,606,020
Symbion, Inc. * (a)	126,230	2,336,517

		3,942,537

Holdings Companies/Conglomerates - 0.81%
Florida East Coast, Inc. (a)	40,170	2,394,132

Hotels & Restaurants - 1.25%
California Pizza Kitchen, Inc. * (a)	110,870	3,693,080

Household Products - 1.49%
Jarden Corp. * (a)	126,970	4,417,286

Industrial Machinery - 0.80%
Flow International Corp. * (a)	214,010	2,358,390

Insurance - 2.91%
Allied World Assurance Holdings, Ltd. (a)	106,050	4,626,962
ProAssurance Corp. * (a)	79,350	3,961,152

		8,588,114

Internet Content - 0.86%
Move, Inc. * (a)	463,080	2,551,571

Internet Retail - 1.35%
Priceline.com, Inc. * (a)	91,560	3,992,932

Internet Service Provider - 3.31%
Baidu.com, Inc., ADR *	28,980	3,266,626
Equinix, Inc. * (a)	34,480	2,607,378
Redback Networks, Inc. * (a)	156,230	3,896,376

		9,770,380

Leisure Time - 0.92%
Pinnacle Entertainment, Inc. *	81,940	2,715,492

Manufacturing - 0.85%
Goodman Global, Inc. * (a)	145,610	2,504,492

Medical-Hospitals - 1.03%
Lifepoint Hospitals, Inc. * (a)	90,240	3,041,088

Metal & Metal Products - 1.00%
Brush Engineered Materials, Inc. * (a)	87,620	2,958,927

Petroleum Services - 1.30%
Complete Production Services, Inc. *	180,700	3,830,840

Pharmaceuticals - 3.30%
Alkermes, Inc. * (a)	112,070	1,498,376
Amylin Pharmaceuticals, Inc. * (a)	35,610	1,284,453
Atherogenics, Inc. * (a)	113,950	1,129,244
Encysive Pharmaceuticals, Inc. * (a)	152,910	643,751
Herbalife, Ltd. * (a)	93,290	3,746,526
Vertex Pharmaceuticals, Inc. * (a)	38,630	1,445,535

		9,747,885

Small Cap Growth Trust (continued)
	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Publishing - 1.10%
VistaPrint, Ltd. * (a)	98,080	$3,247,429

Retail Trade - 7.05%
Children’s Place Retail Stores, Inc. * (a)	51,720	3,285,254
Citi Trends, Inc. * (a)	55,900	2,215,876
Dick’s Sporting Goods, Inc. * (a)	46,350	2,270,687
DSW, Inc., Class A * (a)	39,270	1,514,644
Fossil, Inc. * (a)	161,670	3,650,509
GameStop Corp., Class B *	48,850	2,675,026
Retail Ventures, Inc. * (a)	144,610	2,753,374
Tween Brands, Inc. * (a)	62,040	2,477,257

		20,842,627

Sanitary Services - 1.72%
Insituform Technologies, Inc., Class A * (a)	73,000	1,887,780
Stericycle, Inc. * (a)	42,330	3,195,915

		5,083,695

Semiconductors - 3.74%
QLogic Corp. *	142,940	3,133,245
Silicon-On-Insulator Technologies *	114,670	4,075,372
Varian Semiconductor Equipment Associates,
Inc. * (a)	84,180	3,831,873

		11,040,490

Software - 10.29%
American Reprographics Company * (a)	113,140	3,768,693
ANSYS, Inc. *	101,540	4,415,975
Red Hat, Inc. * (a)	183,110	4,211,530
THQ, Inc. * (a)	67,829	2,205,799
Transaction Systems Architects, Inc., Class A * (a)	81,730	2,661,946
TriZetto Group, Inc. * (a)	126,790	2,329,132
VeriFone Holdings, Inc. * (a)	214,160	7,581,264
Verint Systems, Inc. * (a)	94,680	3,245,631

		30,419,970

Telecommunications Equipment &
Services - 2.49%
NeuStar, Inc., Class A * (a)	83,960	2,723,662
Polycom, Inc. * (a)	66,490	2,055,206
Sonus Networks, Inc. * (a)	393,520	2,593,297

		7,372,165

Toys, Amusements & Sporting Goods - 0.64%
Marvel Entertainment, Inc. * (a)	69,850	1,879,664

Transportation - 1.66%
American Commercial Lines, Inc. * (a)	74,830	4,902,113

Travel Services - 0.81%
Ctrip.com International, Ltd., ADR (a)	38,500	2,405,480

Trucking & Freight - 1.35%
Landstar Systems, Inc. (a)	104,230	3,979,501
TOTAL COMMON STOCKS (Cost $256,084,202)		$289,847,725

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Growth Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 25.66%
State Street Navigator Securities
Lending Prime Portfolio (c)	$75,810,860	$75,810,860

TOTAL SHORT TERM INVESTMENTS
(Cost $75,810,860)		$75,810,860

REPURCHASE AGREEMENTS - 1.74%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$5,151,260 on 01/02/2007,
collateralized by $5,295,000
Federal National Mortgage
Association, 5.625% due
12/15/2009 (valued at $5,255,288,
including interest) (c)	$5,149,000	$5,149,000

TOTAL REPURCHASE AGREEMENTS
(Cost $5,149,000)		$5,149,000

Total Investments (Small Cap Growth Trust)
(Cost $337,044,062) - 125.48%		$370,807,585
Liabilities in Excess of Other Assets - (25.48)%		(75,286,102)

TOTAL NET ASSETS - 100.00%		$295,521,483

Small Cap Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.42%

Aluminum - 1.13%
Century Aluminum Company * (a)	115,642	$5,163,415

Apparel & Textiles - 1.46%
Interface, Inc., Class A *	188,500	2,680,470
Wolverine World Wide, Inc. (a)	140,386	4,003,809

		6,684,279

Auto Parts - 2.76%
BorgWarner, Inc.	108,090	6,379,472
Commercial Vehicle Group, Inc. *	160,763	3,504,633
Noble International, Ltd. (a)	136,698	2,740,795

		12,624,900

Auto Services - 0.72%
Spartan Motors, Inc. (a)	217,744	3,305,346

Automobiles - 1.47%
Rush Enterprises, Inc., Class A * (a)	31,672	535,890
United Auto Group, Inc. (a)	263,186	6,203,294

		6,739,184

Banking - 5.32%
Bank of the Ozarks, Inc. (a)	79,780	2,637,527
Capitol Bancorp, Ltd. (a)	70,100	3,238,620
First Midwest BanCorp, Inc., Illinois (a)	59,100	2,285,988
IBERIABANK Corp. (a)	57,700	3,407,185
Mercantile Bank Corp. (a)	52,800	1,990,560

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Sterling Financial Corp., Spokane (a)	79,600	$2,691,276
SVB Financial Group * (a)	58,900	2,745,918
UCBH Holdings, Inc. (a)	160,800	2,823,648
Wintrust Financial Corp. (a)	51,700	2,482,634

		24,303,356

Biotechnology - 0.57%
Techne Corp. * (a)	47,400	2,628,330

Building Materials & Construction - 1.11%
Builders FirstSource, Inc. * (a)	190,826	3,402,427
Eagle Materials, Inc. (a)	38,760	1,675,595

		5,078,022

Business Services - 0.76%
SRA International, Inc., Class A * (a)	129,300	3,457,482

Computers & Business Equipment - 5.70%
CACI International, Inc., Class A * (a)	83,433	4,713,964
Digi International, Inc. *	289,484	3,991,984
Komag, Inc. * (a)	119,500	4,526,660
NETGEAR, Inc. * (a)	260,152	6,828,990
Sonic Solutions * (a)	366,695	5,977,129

		26,038,727

Construction & Mining Equipment - 0.99%
Pason Systems, Inc.	396,728	4,513,998

Construction Materials - 0.05%
Universal Forest Products, Inc. (a)	5,033	234,639

Crude Petroleum & Natural Gas - 0.74%
Helmerich & Payne, Inc. (a)	35,200	861,344
Hydril * (a)	8,800	661,672
Unit Corp. *	38,344	1,857,767

		3,380,783

Domestic Oil - 1.61%
Brigham Exploration Company * (a)	241,868	1,768,055
Oil States International, Inc. * (a)	173,424	5,589,456

		7,357,511

Drugs & Health Care - 1.50%
Qiagen NV * (a)	232,300	3,514,699
West Pharmaceutical Services, Inc. (a)	65,700	3,365,811

		6,880,510

Electrical Equipment - 3.09%
AMETEK, Inc.	266,632	8,489,563
FLIR Systems, Inc. * (a)	177,800	5,659,374

		14,148,937

Electrical Utilities - 0.46%
Allete, Inc. (a)	44,925	2,090,810

Electronics - 0.49%
TTM Technologies, Inc. * (a)	197,568	2,238,445

Energy - 2.35%
New Jersey Resources Corp. (a)	52,855	2,567,696

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Energy (continued)
Southwestern Energy Company * (a)	233,904	$8,198,335

		10,766,031
Financial Services - 1.97%
Affiliated Managers Group, Inc. * (a)	85,780	9,018,051

Food & Beverages - 0.72%
Flowers Foods, Inc. (a)	121,600	3,281,984

Gas & Pipeline Utilities - 0.26%
South Jersey Industries, Inc.	35,500	1,186,055

Healthcare Products - 2.60%
American Medical Systems Holdings, Inc. * (a)	153,100	2,835,412
Orthofix International NV * (a)	46,006	2,300,300
Polymedica Corp. (a)	104,284	4,214,116
Respironics, Inc. * (a)	66,974	2,528,269

		11,878,097

Homebuilders - 3.36%
Beazer Homes USA, Inc. (a)	41,600	1,955,616
Meritage Homes Corp. * (a)	120,300	5,740,716
Ryland Group, Inc. (a)	140,188	7,657,069

		15,353,401

Household Appliances - 0.72%
Drew Industries, Inc. * (a)	126,506	3,290,421

Household Products - 1.10%
Tempur-Pedic International, Inc. * (a)	245,152	5,015,810

Industrial Machinery - 4.99%
Actuant Corp., Class A (a)	107,468	5,120,850
Ceradyne, Inc. * (a)	178,263	10,071,860
FMC Technologies, Inc. * (a)	30,167	1,859,192
Middleby Corp. * (a)	27,614	2,890,358
Rush Enterprises, Inc., Class B *	180,476	2,847,911

		22,790,171

Insurance - 3.38%
Aspen Insurance Holdings, Ltd. (a)	161,390	4,254,240
Assured Guaranty, Ltd.	120,647	3,209,210
Hub International, Ltd.	98,177	3,081,776
Max Re Capital, Ltd.	82,600	2,050,132
Triad Guaranty, Inc. * (a)	51,857	2,845,394

		15,440,752

Internet Service Provider - 0.53%
Tom Online, Inc., ADR * (a)	155,600	2,408,688

Internet Software - 0.96%
DealerTrack Holdings, Inc. *	149,600	4,401,232

Leisure Time - 1.58%
Penn National Gaming, Inc. *	173,351	7,214,869

Manufacturing - 2.66%
Carlisle Companies, Inc. (a)	86,220	6,768,270
General Cable Corp. * (a)	84,400	3,689,124
Raven Industries, Inc. (a)	62,928	1,686,470

		12,143,864

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Medical-Hospitals - 0.51%
VCA Antech, Inc. *	71,832	$2,312,272

Metal & Metal Products - 1.56%
Quanex Corp. (a)	62,400	2,158,416
Reliance Steel & Aluminum Company (a)	126,716	4,990,076

		7,148,492

Mining - 1.69%
AMCOL International Corp. (a)	278,865	7,735,715

Mobile Homes - 0.99%
Thor Industries, Inc. (a)	103,197	4,539,636

Petroleum Services - 2.45%
Core Laboratories N.V. *	56,634	4,587,354
TETRA Technologies, Inc. * (a)	259,438	6,636,424

		11,223,778

Real Estate - 20.69%
Alesco Financial, Inc., REIT	202,400	2,165,680
American Home Mortgage Investment Corp.,
REIT (a)	282,707	9,928,670
Anthracite Capital, Inc., REIT	142,044	1,808,220
Ashford Hospitality Trust, Inc., REIT (a)	533,686	6,644,391
BioMed Realty Trust, Inc., REIT (a)	76,400	2,185,040
Corporate Office Properties Trust, REIT (a)	107,503	5,425,676
Equity One, Inc., REIT (a)	175,882	4,689,014
FBR Capital Markets Corp., REIT *	162,200	2,433,000
First Potomac Realty Trust, REIT (a)	101,500	2,954,665
Gramercy Captial Corp., REIT (a)	119,996	3,706,677
HomeBanc Corp., Georgia, REIT (a)	358,900	1,518,147
Jer Investors Trust, Inc., REIT (a)	269,477	5,570,090
KKR Financial Corp., REIT (a)	251,488	6,737,364
LaSalle Hotel Properties, REIT	144,020	6,603,317
Luminent Mortgage Capital, Inc., REIT (a)	460,589	4,472,319
New Century Financial Corp., REIT (a)	103,598	3,272,661
Newcastle Investment Corp., REIT (a)	290,160	9,087,811
RAIT Investment Trust, REIT (a)	276,715	9,541,133
Redwood Trust, Inc., REIT (a)	100,204	5,819,848

		94,563,723

Retail Grocery - 1.25%
Ruddick Corp. (a)	81,729	2,267,980
United Natural Foods, Inc. * (a)	95,355	3,425,151

		5,693,131

Retail Trade - 2.68%
Cabela’s, Inc. * (a)	162,160	3,912,921
Cash America International, Inc. (a)	54,300	2,546,670
First Cash Financial Services, Inc. * (a)	154,028	3,984,704
Tractor Supply Company * (a)	40,900	1,828,639

		12,272,934

Semiconductors - 1.66%
Diodes, Inc. * (a)	213,503	7,575,086

Software - 0.54%
Websense, Inc. * (a)	108,016	2,466,005

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services - 1.56%
DataPath, Inc. *	188,600	$1,791,700
J2 Global Communications, Inc. * (a)	195,600	5,330,100

		7,121,800

Trucking & Freight - 3.73%
Landstar Systems, Inc. (a)	110,832	4,231,566
Old Dominion Freight Lines, Inc. * (a)	167,175	4,023,902
Oshkosh Truck Corp. (a)	181,766	8,801,110

		17,056,578

TOTAL COMMON STOCKS (Cost $367,383,720)		$440,767,250

SHORT TERM INVESTMENTS - 25.58%
State Street Navigator Securities
Lending Prime Portfolio (c)	$116,962,261	$116,962,261

TOTAL SHORT TERM INVESTMENTS
(Cost $116,962,261)		$116,962,261

REPURCHASE AGREEMENTS - 3.16%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$14,455,342 on 01/02/2007,
collateralized by $14,850,000
Federal National Mortgage
Association, 5.625% due
12/15/2009 (valued at
$14,738,625, including interest) (c)	$14,449,000	$14,449,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,449,000)		$14,449,000

Total Investments (Small Cap Opportunities Trust)
(Cost $498,794,981) - 125.16%		$572,178,511
Liabilities in Excess of Other Assets - (25.16)%		(115,031,512)

TOTAL NET ASSETS - 100.00%		$457,146,999

Small Cap Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.54%

Air Travel - 1.32%
Airtran Holdings, Inc. * (a)	473,700	$5,561,239

Apparel & Textiles - 3.89%
Stage Stores, Inc. (a)	316,300	9,612,357
Unifirst Corp. (a)	176,000	6,760,160

		16,372,517

Auto Parts - 0.78%
Modine Manufacturing Company (a)	91,200	2,282,736
O’Reilly Automotive, Inc. * (a)	31,700	1,016,302

		3,299,038

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking - 5.70%
Amcore Financial, Inc. (a)	109,300	$3,570,831
First Midwest BanCorp, Inc., Illinois (a)	90,400	3,496,672
International Bancshares Corp.	159,500	4,930,145
MB Financial, Inc. (a)	114,200	4,295,062
Newalliance Bancshares, Inc. (a)	194,600	3,191,440
Webster Financial Corp. (a)	7,900	384,888
Westamerica Bancorp (a)	81,500	4,126,345

		23,995,383

Biotechnology - 0.16%
Charles River Laboratories International, Inc. * (a)	15,400	666,050

Building Materials & Construction - 2.02%
Trex Company, Inc. * (a)	192,500	4,406,325
WCI Communities, Inc. * (a)	213,900	4,102,602

		8,508,927

Business Services - 3.36%
Bowne & Company, Inc. (a)	355,000	5,658,700
Catalina Marketing Corp. (a)	161,300	4,435,750
MAXIMUS, Inc.	131,600	4,050,648

		14,145,098

Chemicals - 0.06%
Ashland, Inc. (a)	3,600	249,048

Computers & Business Equipment - 2.00%
Diebold, Inc. (a)	8,700	405,420
Electronics for Imaging, Inc. * (a)	177,400	4,715,292
Xyratex Ltd. * (a)	152,400	3,288,792

		8,409,504

Construction Materials - 1.34%
Simpson Manufacturing Company, Inc. (a)	178,200	5,640,030

Containers & Glass - 0.07%
Bemis Company, Inc.	8,200	278,636

Cosmetics & Toiletries - 1.35%
Helen of Troy, Ltd. * (a)	233,700	5,669,562

Crude Petroleum & Natural Gas - 1.16%
Penn Virginia Corp. (a)	60,900	4,265,436
Plains Exploration & Production Company * (a)	12,600	598,878

		4,864,314

Domestic Oil - 4.53%
Encore Aquisition Company * (a)	380,400	9,331,212
Whiting Petroleum Corp. * (a)	208,600	9,720,760

		19,051,972

Electrical Equipment - 1.19%
Varian, Inc. *	111,600	4,998,564

Electrical Utilities - 2.76%
PNM Resources, Inc. (a)	242,500	7,541,750
Westar Energy, Inc. (a)	156,500	4,062,740

		11,604,490

Electronics - 3.25%
Belden CDT, Inc. (a)	215,449	8,421,901

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
NAM TAI Electronics, Inc. * (a)	345,600	$5,249,664

		13,671,565

Energy - 0.97%
New Jersey Resources Corp. (a)	83,800	4,071,004

Financial Services - 3.64%
Asset Acceptance Capital Corp. * (a)	206,300	3,469,966
Asta Funding, Inc. (a)	179,100	5,451,804
Delphi Financial Group, Inc.	142,750	5,775,665
Financial Federal Corp. (a)	21,800	641,138

		15,338,573

Food & Beverages - 1.03%
Hormel Foods Corp. (a)	13,000	485,420
Lance, Inc. (a)	192,100	3,857,368

		4,342,788

Gas & Pipeline Utilities - 0.82%
Atmos Energy Corp. (a)	89,300	2,849,563
UGI Corp.	15,400	420,112
WGL Holdings, Inc. (a)	5,700	185,706

		3,455,381

Healthcare Products - 0.04%
DENTSPLY International, Inc.	6,200	185,070

Healthcare Services - 0.93%
ICON PLC, ADR *	104,400	3,935,880

Homebuilders - 0.78%
Meritage Homes Corp. * (a)	60,400	2,882,288
Standard Pacific Corp. (a)	15,700	420,603

		3,302,891

Hotels & Restaurants - 2.51%
CEC Entertainment, Inc. *	78,350	3,153,588
RARE Hospitality International, Inc. * (a)	166,400	5,479,552
Sonic Corp. * (a)	81,200	1,944,740

		10,577,880

Household Products - 1.08%
Tempur-Pedic International, Inc. * (a)	221,900	4,540,074

Industrial Machinery - 1.75%
Albany International Corp., Class A (a)	163,400	5,377,494
Graco, Inc. (a)	5,800	229,796
Quixote Corp. (a)	90,400	1,778,168

		7,385,458

Insurance - 6.11%
Assured Guaranty, Ltd. (a)	415,900	11,062,940
IPC Holdings, Ltd. (a)	81,400	2,560,030
Platinum Underwriters Holdings, Ltd. (a)	210,809	6,522,430
Reinsurance Group of America, Inc. (a)	13,500	751,950
Universal American Financial Corp. * (a)	257,300	4,796,072

		25,693,422

Investment Companies - 1.62%
Ares Cap Corp.	357,300	6,828,003

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing - 11.01%
Acuity Brands, Inc. (a)	191,400	$9,960,456
AptarGroup, Inc. (a)	108,500	6,405,840
Carlisle Companies, Inc. (a)	160,300	12,583,550
Deswell Industries, Inc.	286,250	3,263,250
Novelis, Inc.	506,200	14,097,670

		46,310,766

Medical-Hospitals - 2.57%
AmSurg Corp. * (a)	267,599	6,154,777
Centene Corp. * (a)	190,000	4,668,300

		10,823,077

Metal & Metal Products - 2.72%
Matthews International Corp., Class A (a)	164,400	6,469,140
Mueller Industries, Inc.	157,200	4,983,240

		11,452,380

Mining - 1.10%
Compass Minerals International, Inc. (a)	146,600	4,626,696

Office Furnishings & Supplies - 2.61%
Acco Brands Corp. * (a)	157,800	4,176,966
United Stationers, Inc. * (a)	145,500	6,793,395

		10,970,361
Pharmaceuticals - 0.83%
Herbalife, Ltd. * (a)	87,400	3,509,984

Publishing - 0.72%
Valassis Communications, Inc. * (a)	208,500	3,023,250

Railroads & Equipment - 1.27%
Genesee & Wyoming, Inc., Class A * (a)	204,425	5,364,112

Real Estate - 9.59%
Acadia Realty Trust, REIT (a)	122,200	3,057,444
Cousins Properties, Inc., REIT (a)	93,900	3,311,853
Equity Inns, Inc., REIT (a)	207,900	3,318,084
Innkeepers USA Trust, REIT (a)	177,900	2,757,450
Maguire Properties, Inc., REIT (a)	95,800	3,832,000
Pennsylvania Real Estate Investment Trust, REIT (a)	62,600	2,465,188
PS Business Parks, Inc., REIT (a)	53,800	3,804,198
RAIT Investment Trust, REIT (a)	115,000	3,965,200
Realty Income Corp., REIT (a)	238,300	6,600,910
U-Store-It Trust, REIT (a)	336,100	6,906,855
Ventas, Inc., REIT (a)	7,500	317,400

		40,336,582

Retail Trade - 5.69%
Casey’s General Stores, Inc. (a)	346,800	8,167,140
Cato Corp., Class A (a)	213,500	4,891,285
Talbots, Inc. (a)	114,800	2,766,680
The Yankee Candle, Inc. (a)	236,400	8,103,792

		23,928,897

Telephone - 0.76%
Atlantic Tele-Network, Inc. (a)	108,500	3,179,050

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Tobacco - 2.47%
Universal Corp. (a)	212,300	$10,404,823

Trucking & Freight - 0.98%
Vitran Corp, Inc. *	236,400	4,106,268

TOTAL COMMON STOCKS (Cost $362,841,267)		$414,678,607

SHORT TERM INVESTMENTS - 25.48%
State Street Navigator Securities
Lending Prime Portfolio (c)	$107,208,690	$107,208,690

TOTAL SHORT TERM INVESTMENTS
(Cost $107,208,690)		$107,208,690

REPURCHASE AGREEMENTS - 1.15%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$4,837,122 on 01/02/2007,
collateralized by $4,970,000
Federal National Mortgage
Association, 5.625% due
12/15/2009 (valued at $4,932,725,
including interest) (c)	$4,835,000	$4,835,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,835,000)		$4,835,000

Total Investments (Small Cap Value Trust)
(Cost $474,884,957) - 125.17%		$526,722,297
Liabilities in Excess of Other Assets - (25.17)%		(105,928,829)

TOTAL NET ASSETS - 100.00%		$420,793,468

Small Company Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 99.71%

Aerospace - 0.68%
Teledyne Technologies, Inc. *	10,894	$437,176

Agriculture - 0.24%
Delta & Pine Land Company	3,876	156,784

Air Travel - 0.37%
Frontier Airlines Holdings, Inc. *	3,272	24,213
Mesa Air Group, Inc. *	3,054	26,173
SkyWest, Inc.	7,299	186,197

		236,583

Apparel & Textiles - 3.50%
Brown Shoe, Inc.	9,579	457,302
Deckers Outdoor Corp. *	597	35,790
Kellwood Company	11,391	370,435
Maidenform Brands, Inc. *	10,790	195,515
Mothers Work, Inc. *	7,087	279,157
Perry Ellis International, Inc. *	2,501	102,541

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles (continued)
The Gymboree Corp. *	21,459	$818,875

		2,259,615

Auto Parts - 1.19%
Accuride Corp. *	7,798	87,806
ArvinMeritor, Inc.	37,297	679,924

		767,730

Automobiles - 1.25%
Group 1 Automotive, Inc.	15,583	805,953

Banking - 6.08%
BancFirst Corp.	2,124	114,696
Bank of Hawaii Corp.	11,637	627,816
BankUnited Financial Corp., Class A	2,390	66,824
Center Financial Corp.	2,356	56,473
City Bank, Lynnwood, WA	1,248	44,678
City National Corp.	5,930	422,216
Commerce Bancshares, Inc.	3,795	183,731
Community Trust Bancorp, Inc.	418	17,360
Corus Bankshares, Inc.	30,978	714,663
Cullen Frost Bankers, Inc.	2,456	137,094
Downey Financial Corp.	3,102	225,143
Financial Institutions, Inc.	1,787	41,190
First Citizens Bancshares, Inc.	633	128,271
First Regional Bancorp *	1,824	62,180
FirstFed Financial Corp. *	9,727	651,417
Integra Bank Corp.	523	14,393
Intervest Bancshares Corp. *	2,471	85,027
ITLA Capital Corp.	255	14,767
Pacific Capital Bancorp	4,321	145,099
Preferred Bank, Los Angeles, CA	487	29,264
Trustmark Corp.	1,946	63,654
Whitney Holding Corp.	2,379	77,603

		3,923,559

Biotechnology - 0.18%
Cephalon, Inc. *	236	16,617
ICOS Corp. *	773	26,120
Techne Corp. *	1,338	74,192

		116,929

Broadcasting - 0.13%
Sinclair Broadcast Group, Inc., Class A	8,177	85,859

Building Materials & Construction - 2.59%
BlueLinx Holdings, Inc.	5,039	52,406
Chicago Bridge & Iron Company N.V.	23,781	650,172
EMCOR Group, Inc. *	13,782	783,507
Foster Wheeler, Ltd. *	300	16,542
Granite Construction, Inc.	3,397	170,937

		1,673,564

Business Services - 6.29%
Acxiom Corp.	28,688	735,847
Arbinet-Thexchange, Inc. *	2,648	14,537
COMSYS IT Partners, Inc. *	297	6,002

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Convergys Corp. *	20,242	$481,355
CSG Systems International, Inc. *	6,460	172,676
Dun & Bradstreet Corp. *	414	34,275
John H. Harland Company	16,244	815,449
Rewards Network, Inc. *	18,000	125,100
Standard Parking Corp. *	1,827	70,175
SYNNEX Corp. *	4,237	92,960
Viad Corp.	6,138	249,203
Volt Information Sciences, Inc. *	15,488	777,652
Watson Wyatt Worldwide, Inc., Class A	10,792	487,259

		4,062,490

Cable and Television - 0.27%
LodgeNet Entertainment Corp. *	6,898	172,657

Cellular Communications - 0.44%
Tessco Technologies, Inc. *	6,621	142,087
USA Mobility, Inc.	6,252	139,857

		281,944

Chemicals - 3.53%
Celanese Corp., Series A	27,195	703,807
Georgia Gulf Corp.	3,905	75,406
H.B. Fuller Company	3,353	86,574
OM Group, Inc. *	16,232	734,985
Pioneer Companies, Inc. *	4,318	123,754
Sensient Technologies Corp.	7,640	187,944
Westlake Chemical Corp.	11,774	369,468

		2,281,938

Coal - 0.27%
Massey Energy Company	7,443	172,901

Commercial Services - 0.27%
Vertrue, Inc. *	4,529	173,959

Computers & Business Equipment - 1.85%
Agilysys, Inc.	5,145	86,127
Brocade Communications Systems, Inc. *	27,161	222,992
Cray, Inc. *	7,146	84,894
Datalink Corp. *	1,342	10,092
Sykes Enterprises, Inc. *	10,135	178,781
Tech Data Corp. *	16,126	610,692

		1,193,578

Construction & Mining Equipment - 0.09%
Matrix Service Company *	3,661	58,942

Containers & Glass - 0.02%
Greif, Inc., Class A	118	13,971

Cosmetics & Toiletries - 0.05%
Helen of Troy, Ltd. *	1,405	34,085

Crude Petroleum & Natural Gas - 0.78%
Harvest Natural Resources, Inc. *	38,751	411,923
MarkWest Hydrocarbon, Inc.	314	15,245
Swift Energy Company *	1,735	77,745

		504,913

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Domestic Oil - 1.92%
Frontier Oil Corp.	33,645	$966,958
Holly Corp.	1,515	77,871
St. Mary Land & Exploration Company	5,261	193,815

		1,238,644

Drugs & Health Care - 3.51%
Alliance Imaging, Inc. *	6,825	45,386
ImClone Systems, Inc. *	22,565	603,839
Molina Healthcare, Inc. *	13,495	438,723
Nutraceutical International Corp. *	6,367	97,479
Pain Therapeutics, Inc. *	9,298	82,752
Savient Pharmaceuticals, Inc. *	15,974	179,069
West Pharmaceutical Services, Inc.	15,983	818,809

		2,266,057

Electrical Equipment - 1.18%
A.O. Smith Corp.	2,664	100,060
AZZ, Inc. *	1,372	70,247
Genlyte Group, Inc. *	628	49,053
Lamson & Sessions Company *	5,715	138,646
Littelfuse, Inc. *	8,425	268,589
Wesco International, Inc. *	2,335	137,321

		763,916

Electrical Utilities - 0.48%
Allete, Inc.	937	43,608
Unisource Energy Corp.	7,232	264,185

		307,793

Electronics - 2.03%
Ansoft Corp. *	2,874	79,897
AVX Corp.	3,022	44,695
Imation Corp.	1,025	47,591
Mentor Graphics Corp. *	2,548	45,940
Merix Corp. *	2,665	24,758
Pemstar, Inc. *	18,797	72,368
Planar Systems, Inc. *	13,278	128,398
Teleflex, Inc.	10,071	650,184
TTM Technologies, Inc. *	10,448	118,376
Zoran Corp. *	6,575	95,864

		1,308,071

Energy - 3.69%
Covanta Holding Corp. *	16,561	365,004
Energen Corp.	22,377	1,050,377
McDermott International, Inc. *	17,568	893,509
New Jersey Resources Corp.	1,526	74,133

		2,383,023

Financial Services - 2.91%
Calamos Asset Management, Inc.	2,072	55,592
City Holding Company	2,783	113,797
Delta Financial Corp.	3,996	40,479
IndyMac Bancorp, Inc.	9,486	428,388
Ocwen Financial Corp. *	43,439	688,943
SWS Group, Inc.	10,875	388,237

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
World Acceptance Corp. *	3,538	$166,109

		1,881,545

Food & Beverages - 1.84%
Coca-Cola Bottling Company	116	7,938
Corn Products International, Inc.	7,509	259,361
M & F Worldwide Corp. *	7,214	182,225
Seabord Corp.	300	529,500
Spartan Stores, Inc.	10,090	211,184

		1,190,208

Furniture & Fixtures - 0.67%
American Woodmark Corp.	10,401	435,282

Gas & Pipeline Utilities - 1.04%
Nicor, Inc.	550	25,740
UGI Corp.	23,203	632,978
Vectren Corp.	445	12,584

		671,302

Healthcare Products - 2.99%
Bruker BioSciences Corp. *	2,907	21,832
Cantel Medical Corp. *	1,629	26,374
Cholestech Corp. *	698	12,857
Dade Behring Holdings, Inc.	14,575	580,231
Edwards Lifesciences Corp. *	2,277	107,110
Health Tronics, Inc. *	3,953	26,327
Hillenbrand Industries, Inc.	1,665	94,788
IDEXX Laboratories, Inc. *	3,888	308,318
Kinetic Concepts, Inc. *	687	27,171
PSS World Medical, Inc. *	10,004	195,378
USANA Health Sciences, Inc. *	3,696	190,935
Zoll Medical Corp. *	5,880	342,451

		1,933,772

Healthcare Services - 3.25%
AMERIGROUP Corp. *	24,954	895,599
Apria Healthcare Group, Inc. *	8,775	233,854
Wellcare Health Plans, Inc. *	14,067	969,216

		2,098,669

Holdings Companies/Conglomerates - 0.32%
United Industrial Corp.	4,082	207,162

Homebuilders - 0.99%
AMREP Corp. *	5,232	640,920

Hotels & Restaurants - 2.55%
AFC Enterprises, Inc. *	2,240	39,581
Buffalo Wild Wings, Inc. *	809	43,039
Domino’s Pizza, Inc.	6,480	181,440
Interstate Hotels & Resorts, Inc. *	40,219	300,033
Jack in the Box, Inc. *	6,869	419,284
Papa Johns International, Inc. *	22,780	660,848

		1,644,225

Household Products - 0.55%
Blyth, Inc.	17,006	352,874

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 2.18%
Cummins, Inc.	8,848	$1,045,657
Flow International Corp. *	13,463	148,362
Gardner Denver, Inc. *	3,776	140,883
Middleby Corp. *	444	46,473
Robbins & Myers, Inc.	587	26,955

		1,408,330

Industrials - 0.49%
Clean Harbors, Inc. *	1,555	75,277
Crane Company	6,626	242,777

		318,054

Insurance - 4.34%
American Financial Group, Inc.	12,837	460,977
American Safety Insurance Holdings, Ltd. *	1,240	23,002
Argonaut Group, Inc. *	2,277	79,376
Aspen Insurance Holdings, Ltd.	4,967	130,930
Endurance Specialty Holdings, Ltd.	17,209	629,505
FPIC Insurance Group, Inc. *	867	33,787
HCC Insurance Holdings, Inc.	15,545	498,839
James River Group, Inc.	1,202	38,849
Navigators Group, Inc. *	629	30,305
Philadelphia Consolidated Holding Corp. *	5,605	249,759
Protective Life Corp.	4,985	236,787
Safety Insurance Group, Inc.	4,632	234,889
Selective Insurance Group, Inc.	2,702	154,798

		2,801,803

Internet Content - 0.16%
TheStreet.com, Inc.	11,383	101,309

Internet Retail - 0.64%
Priceline.com, Inc. *	9,455	412,333

Internet Service Provider - 0.15%
United Online, Inc.	7,130	94,686

Internet Software - 1.00%
RealNetworks, Inc. *	59,194	647,582

Leisure Time - 0.23%
Regal Entertainment Group, Class A	1,988	42,384
Steinway Musical Instruments, Inc. *	3,351	104,049

		146,433

Manufacturing - 1.68%
General Cable Corp. *	1,927	84,229
Input/Output, Inc. *	6,947	94,688
Mettler-Toledo International, Inc. *	9,055	713,987
Snap-on, Inc.	4,091	194,895

		1,087,799

Medical-Hospitals - 0.02%
Advocat, Inc. *	728	11,699

Metal & Metal Products - 0.42%
Metal Management, Inc.	5,048	191,067
RBC Bearings, Inc. *	900	25,794

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Metal & Metal Products (continued)
Shiloh Industries, Inc. *	2,898	$54,917

		271,778

Mining - 0.06%
Cleveland-Cliffs, Inc.	826	40,011

Office Furnishings & Supplies - 0.20%
CompX International, Inc.	712	14,354
Global Imaging Systems, Inc. *	5,376	118,003

		132,357

Paper - 0.05%
Buckeye Technologies, Inc. *	1,201	14,388
Rock-Tenn Company, Class A	619	16,781

		31,169

Petroleum Services - 2.97%
Delek U.S. Holdings, Inc.	1,523	24,962
Grey Wolf, Inc. *	96,771	663,849
SEACOR SMIT, Inc. *	2,655	263,217
Seitel, Inc. *	79,660	284,784
Tesoro Petroleum Corp.	5,327	350,357
Trico Marine Services, Inc. *	8,664	331,918

		1,919,087

Pharmaceuticals - 1.24%
Axcan Pharma, Inc. *	1,020	14,525
Biovail Corp.	8,967	189,742
Enzon Pharmaceuticals, Inc. *	8,068	68,659
King Pharmaceuticals, Inc. *	33,045	526,076

		799,002

Photography - 0.40%
CPI Corp.	5,555	258,252

Plastics - 0.53%
PW Eagle, Inc.	7,537	260,026
Spartech Corp.	3,266	85,635

		345,661

Publishing - 1.43%
Consolidated Graphics, Inc. *	7,640	451,295
John Wiley & Sons, Inc., Class A	2,366	91,020
Warner Music Group Corp.	16,667	382,507

		924,822

Railroads & Equipment - 0.36%
Kansas City Southern *	8,077	234,071

Real Estate - 3.84%
Avatar Holdings, Inc. *	371	29,995
Capital Trust, Inc., Class A, REIT	5,185	258,939
CBL & Associates Properties, Inc., REIT	7,269	315,111
Cousins Properties, Inc., REIT	7,567	266,888
Equity Lifestyle Properties, Inc., REIT	2,261	123,066
Mission West Properties, Inc., REIT	1,337	17,515
NorthStar Realty Finance Corp., REIT	36,769	609,262
Saul Centers, Inc., REIT	1,104	60,930

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate (continued)
Taubman Centers, Inc., REIT	15,654	$796,163

		2,477,869

Retail Trade - 5.17%
Big Lots, Inc. *	27,661	633,990
Building Materials Holding Corp.	10,608	261,912
Dollar Tree Stores, Inc. *	18,362	552,696
DSW, Inc., Class A *	5,637	217,419
FTD Group, Inc. *	1,536	27,479
NBTY, Inc. *	15,025	624,589
Pantry, Inc. *	5,689	266,473
Payless ShoeSource, Inc. *	7,662	251,467
The Dress Barn, Inc. *	21,487	501,292

		3,337,317

Semiconductors - 2.37%
Advanced Energy Industries, Inc. *	6,146	115,975
Amkor Technology, Inc. *	29,882	279,098
MKS Instruments, Inc. *	15,715	354,845
ON Semiconductor Corp. *	99,819	755,630
Varian Semiconductor Equipment Associates,
Inc. *	524	23,852

		1,529,400

Software - 1.94%
Aspen Technology, Inc. *	1,796	19,792
Captaris, Inc. *	5,709	44,359
DucoCorp, Inc. *	1,884	19,179
Interactive Intelligence, Inc. *	1,087	24,370
MicroStrategy, Inc., Class A *	5,469	623,521
Sybase, Inc. *	21,020	519,194

		1,250,415

Steel - 2.12%
Chaparral Steel Company	6,447	285,409
Novamerican Steel, Inc. *	1,608	58,692
Olympic Steel, Inc.	6,698	148,896
Oregon Steel Mills, Inc. *	537	33,514
Steel Dynamics, Inc.	25,979	843,019

		1,369,530

Telecommunications Equipment &
Services - 1.67%
CT Communications, Inc.	17,064	391,107
iBasis, Inc. *	1,478	12,533
InterDigital Communication Corp. *	20,027	671,906

		1,075,546

Telephone - 0.61%
CenturyTel, Inc.	6,920	302,127
Cincinnati Bell, Inc. *	20,050	91,629

		393,756

Tobacco - 1.37%
Loews Corp. - Carolina Group	13,709	887,246

Toys, Amusements & Sporting Goods - 0.32%
Jakks Pacific, Inc. *	9,609	209,861

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Transportation - 0.44%
Bristow Group, Inc. *	2,422	$87,410
Kirby Corp. *	5,826	198,841

		286,251

Trucking & Freight - 1.32%
Arkansas Best Corp.	2,549	91,764
EGL, Inc. *	3,207	95,505
Forward Air Corp.	3,196	92,460
Heartland Express, Inc.	5,981	89,835
Hub Group, Inc., Class A *	3,250	89,538
Knight Transportation, Inc.	5,824	99,299
Landstar Systems, Inc.	5,963	227,667
Old Dominion Freight Lines, Inc. *	2,773	66,746

		852,814

TOTAL COMMON STOCKS (Cost $58,492,559)		$64,394,836

REPURCHASE AGREEMENTS - 0.22%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$140,061 on 01/02/2007,
collateralized by $145,000 Federal
National Mortgage Association,
5.20% due 11/20/2009 (valued at
$145,544, including interest)	$140,000	$140,000

TOTAL REPURCHASE AGREEMENTS
(Cost $140,000)		$140,000

Total Investments (Small Company Trust)
(Cost $58,632,559) - 99.93%		$64,534,836
Other Assets in Excess of Liabilities - 0.07%		43,861

TOTAL NET ASSETS - 100.00%		$64,578,697

Small Company Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 96.64%

Advertising - 2.31%
Aquantive, Inc. * (a)	35,170	$867,292
inVentiv Health, Inc. *	22,566	797,708
ValueClick, Inc. * (a)	33,296	786,785

		2,451,785

Aerospace - 0.59%
TransDigm Group, Inc. *	23,533	623,860

Apparel & Textiles - 1.40%
Bebe Stores, Inc. (a)	34,233	677,471
Warnaco Group, Inc. *	31,712	804,851

		1,482,322

Banking - 3.74%
East West Bancorp, Inc. (a)	11,366	402,584

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Greenhill & Company, Inc. (a)	13,078	$965,156
PrivateBancorp, Inc. (a)	11,875	494,356
SVB Financial Group * (a)	17,677	824,102
Texas Capital Bancshares, Inc. *	22,183	440,998
UCBH Holdings, Inc. (a)	30,026	527,257
Virginia Commerce Bancorp, Inc. * (a)	15,874	315,575

		3,970,028

Biotechnology - 3.19%
Human Genome Sciences, Inc. * (a)	38,749	482,038
Integra LifeSciences Holdings Corp. * (a)	21,650	922,073
Millipore Corp. * (a)	9,240	615,384
Myriad Genetics, Inc. * (a)	25,667	803,377
Nektar Therapeutics * (a)	36,765	559,196

		3,382,068

Building Materials & Construction - 0.81%
Eagle Materials, Inc. (a)	19,837	857,554

Business Services - 5.43%
CoStar Group, Inc. * (a)	14,488	775,977
Euronet Worldwide, Inc. * (a)	29,104	864,098
Global Payments, Inc.	13,447	622,596
Informatica Corp. * (a)	88,906	1,085,542
Jackson Hewitt Tax Service, Inc.	18,401	625,082
Korn/Ferry International * (a)	45,338	1,040,961
MPS Group, Inc. *	52,684	747,059

		5,761,315

Computers & Business Equipment - 2.94%
Cogent, Inc. * (a)	29,618	326,094
Kronos, Inc. *	19,384	712,168
Micros Systems, Inc. * (a)	18,072	952,395
NETGEAR, Inc. * (a)	43,160	1,132,950

		3,123,607

Construction & Mining Equipment - 0.88%
Bucyrus International, Inc., Class A (a)	18,093	936,494

Construction Materials - 0.90%
Regal-Beloit Corp.	18,220	956,732

Crude Petroleum & Natural Gas - 2.25%
Bill Barrett Corp. * (a)	22,686	617,286
Hydril * (a)	11,862	891,904
Unit Corp. *	18,214	882,468

		2,391,658

Domestic Oil - 1.52%
Range Resources Corp.	29,703	815,644
Whiting Petroleum Corp. *	17,048	794,437

		1,610,081

Drugs & Health Care - 1.71%
CV Therapeutics, Inc. * (a)	18,582	259,405
Mentor Corp. (a)	16,781	820,087
Parexel International Corp. * (a)	25,440	736,997

		1,816,489

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Equipment - 1.71%
Varian, Inc. *	24,920	$1,116,167
Wesco International, Inc. *	11,892	699,368

		1,815,535

Electrical Utilities - 1.25%
ITC Holdings Corp. (a)	12,968	517,423
Pike Electric Corp. * (a)	49,658	810,915

		1,328,338

Electronics - 2.88%
SiRF Technology Holdings, Inc. * (a)	31,520	804,390
Thomas & Betts Corp. *	20,941	990,091
Trimble Navigation, Ltd. *	24,929	1,264,648

		3,059,129

Financial Services - 1.54%
Affiliated Managers Group, Inc. * (a)	11,142	1,171,358
National Financial Partners Corp.	10,574	464,939

		1,636,297

Food & Beverages - 0.72%
Performance Food Group Company *	27,611	763,168

Healthcare Products - 5.16%
American Medical Systems Holdings, Inc. * (a)	49,037	908,165
Gen-Probe, Inc. * (a)	16,190	847,870
Home Diagnostics, Inc. * (a)	27,381	290,239
Kyphon, Inc. * (a)	15,128	611,171
Nuvasive, Inc. * (a)	39,794	919,241
The Medicines Company * (a)	29,826	946,081
Wright Medical Group, Inc. *	40,889	951,896

		5,474,663

Healthcare Services - 2.82%
Genesis HealthCare Corp. *	17,903	845,559
Magellan Health Services, Inc. *	16,243	702,022
Palomar Medical Technologies, Inc. * (a)	3,723	188,644
Pediatrix Medical Group, Inc. *	15,683	766,899
The Advisory Board Company * (a)	9,249	495,192

		2,998,316

Holdings Companies/Conglomerates - 0.46%
United Industrial Corp. (a)	9,614	487,911

Hotels & Restaurants - 4.26%
Applebee’s International, Inc. (a)	26,811	661,427
Choice Hotels, Inc.	17,528	737,929
Four Seasons Hotels, Inc.	5,976	489,972
Jack in the Box, Inc. *	15,797	964,249
P.F. Chang’s China Bistro, Inc. * (a)	21,063	808,398
RARE Hospitality International, Inc. * (a)	26,105	859,638

		4,521,613

Household Products - 1.94%
Church & Dwight, Inc.	23,700	1,010,805
Tempur-Pedic International, Inc. * (a)	51,378	1,051,194

		2,061,999

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 2.52%
Actuant Corp., Class A (a)	15,388	$733,238
Ceradyne, Inc. * (a)	14,133	798,514
FMC Technologies, Inc. *	18,504	1,140,402

		2,672,154

Insurance - 1.65%
HCC Insurance Holdings, Inc. (a)	26,378	846,470
ProAssurance Corp. *	18,124	904,750

		1,751,220

Internet Retail - 0.33%
Shutterfly, Inc. * (a)	24,165	347,976

Internet Software - 1.82%
DealerTrack Holdings, Inc. *	20,654	607,641
F5 Networks, Inc. *	17,810	1,321,680

		1,929,321

Manufacturing - 3.60%
Acuity Brands, Inc.	21,580	1,123,023
Coherent, Inc. *	25,773	813,654
General Cable Corp. * (a)	27,721	1,211,685
Input/Output, Inc. * (a)	49,088	669,069

		3,817,431

Medical-Hospitals - 1.66%
Lifepoint Hospitals, Inc. *	24,177	814,765
VCA Antech, Inc. *	29,261	941,911

		1,756,676

Petroleum Services - 2.91%
Core Laboratories N.V. *	14,843	1,202,283
Dril-Quip, Inc. * (a)	19,231	753,086
Superior Energy Services, Inc. *	34,715	1,134,486

		3,089,855

Pharmaceuticals - 3.03%
Alkermes, Inc. * (a)	33,986	454,393
Medicis Pharmaceutical Corp., Class A (a)	23,476	824,712
Santarus, Inc. * (a)	44,664	349,719
Sciele Pharma, Inc. * (a)	33,346	800,304
United Therapeutics Corp. *	14,480	787,277

		3,216,405

Real Estate - 0.71%
BioMed Realty Trust, Inc., REIT	26,458	756,699

Retail Trade - 6.51%
Charlotte Russe Holding, Inc. * (a)	16,310	501,532
Children’s Place Retail Stores, Inc. * (a)	12,378	786,251
Coldwater Creek, Inc. * (a)	35,532	871,245
Dick’s Sporting Goods, Inc. * (a)	17,782	871,140
DSW, Inc., Class A * (a)	27,635	1,065,882
Hot Topic, Inc. *	77,707	1,036,611
Longs Drug Stores Corp.	19,056	807,593
Zumiez, Inc. * (a)	32,959	973,609

		6,913,863

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Semiconductors - 6.88%
Cirrus Logic, Inc. *	102,929	$708,152
Emulex Corp. *	63,040	1,229,910
FormFactor, Inc. * (a)	16,936	630,866
Microsemi Corp. * (a)	37,253	732,021
Power Integrations, Inc. * (a)	32,236	755,934
Silicon Laboratories, Inc. * (a)	24,029	832,605
Tessera Technologies, Inc. * (a)	29,115	1,174,499
Varian Semiconductor Equipment
Associates, Inc. *	27,321	1,243,652

		7,307,639

Software - 6.29%
Allscripts Healthcare Solution, Inc. * (a)	36,066	973,421
ANSYS, Inc. *	17,596	765,250
Blackboard, Inc. * (a)	31,928	959,117
Eclipsys Corp. * (a)	43,915	902,893
Epicor Software Corp. * (a)	15,206	205,433
MicroStrategy, Inc., Class A * (a)	7,977	909,458
Orbotech, Ltd. *	20,405	519,103
THQ, Inc. * (a)	44,392	1,443,628

		6,678,303

Steel - 0.97%
Carpenter Technology Corp.	10,042	1,029,506

Telecommunications Equipment &
Services - 4.74%
Aeroflex, Inc. *	68,351	801,074
NeuStar, Inc., Class A * (a)	27,075	878,313
NICE Systems, Ltd. SADR *	28,061	863,717
Polycom, Inc. *	40,414	1,249,197
SBA Communications Corp. * (a)	44,894	1,234,585

		5,026,886

Toys, Amusements & Sporting Goods - 0.70%
Marvel Entertainment, Inc. * (a)	27,567	741,828

Trucking & Freight - 1.91%
Forward Air Corp.	22,761	658,476
Hub Group, Inc., Class A *	25,302	697,070
Swift Transportation, Inc. *	25,733	676,006

		2,031,552

TOTAL COMMON STOCKS (Cost $91,090,773)		$102,578,276

SHORT TERM INVESTMENTS - 25.51%
State Street Navigator Securities
Lending Prime Portfolio (c)	$27,084,445	27,084,445

TOTAL SHORT TERM INVESTMENTS
(Cost $27,084,445)		$27,084,445

Small Company Growth Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 2.50%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
4.95% to be repurchased at
$2,651,458 on 01/02/2007,
collateralized by $2,725,000
Federal Home Loan Bank, 4.375%
due 09/17/2010 (valued at
$2,705,642, including interest) (c)	$2,650,000	$2,650,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,650,000)		$2,650,000

Total Investments (Small Company Growth Trust)
(Cost $120,825,218) - 124.65%		$132,312,721
Liabilities in Excess of Other Assets - (24.65)%		(26,163,033)

TOTAL NET ASSETS - 100.00%		$106,149,688

Small Company Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.16%

Aerospace - 1.22%
EDO Corp. (a)	100,500	$2,385,870
Woodward Governor Company (a)	156,300	6,206,673

		8,592,543

Air Travel - 0.39%
Airtran Holdings, Inc. * (a)	236,000	2,770,640

Apparel & Textiles - 0.91%
Culp, Inc. *	105,000	540,750
G & K Services, Class A (a)	151,500	5,891,835

		6,432,585

Auto Parts - 0.22%
Accuride Corp. * (a)	139,000	1,565,140

Auto Services - 1.19%
Dollar Thrifty Automotive Group, Inc. * (a)	183,400	8,364,874

Banking - 5.25%
Boston Private Financial Holdings, Inc. (a)	129,700	3,658,837
East West Bancorp, Inc.	264,500	9,368,590
First Republic Bank (a)	268,600	10,496,888
Home Bancshares, Inc. (a)	28,600	687,544
Netbank, Inc. (a)	246,000	1,141,440
SVB Financial Group * (a)	205,000	9,557,100
Wintrust Financial Corp. (a)	42,000	2,016,840

		36,927,239

Biotechnology - 1.45%
Exelixis, Inc. * (a)	267,200	2,404,800
Myriad Genetics, Inc. * (a)	248,000	7,762,400

		10,167,200

Broadcasting - 0.36%
Saga Communications, Inc., Class A *	266,000	2,556,260

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services - 5.20%
Electro Rent Corp. * (a)	319,200	$5,330,640
FTI Consulting, Inc. * (a)	227,700	6,350,553
McGrath Rentcorp (a)	271,300	8,309,919
MPS Group, Inc. * (a)	530,500	7,522,490
StarTek, Inc. (a)	191,400	2,591,556
Wind River Systems, Inc. * (a)	498,400	5,108,600
Wireless Facilities, Inc. * (a)	478,900	1,364,865

		36,578,623

Chemicals - 3.04%
Airgas, Inc.	197,000	7,982,440
American Vanguard Corp. (a)	3,700	58,830
Arch Chemicals, Inc. (a)	170,400	5,676,024
Innospec, Inc.	141,400	6,582,170
MacDermid, Inc.	32,300	1,101,430

		21,400,894

Commercial Services - 1.40%
Live Nation, Inc. * (a)	82,200	1,841,280
Pool Corp. (a)	204,900	8,025,933

		9,867,213

Construction & Mining Equipment - 0.42%
Carbo Ceramics, Inc. (a)	78,500	2,933,545

Construction Materials - 2.40%
Ameron International Corp. (a)	74,600	5,697,202
Florida Rock Industries, Inc. (a)	157,800	6,793,290
Universal Forest Products, Inc. (a)	94,900	4,424,238

		16,914,730

Crude Petroleum & Natural Gas - 1.63%
Penn Virginia Corp. (a)	163,900	11,479,556

Domestic Oil - 2.37%
Forest Oil Corp. * (a)	183,900	6,009,852
Mariner Energy, Inc. * (a)	153,104	3,000,838
Union Drilling, Inc. * (a)	64,400	906,752
Whiting Petroleum Corp. * (a)	144,200	6,719,720

		16,637,162

Drugs & Health Care - 2.65%
Arrow International, Inc.	111,400	3,941,332
Diversa Corp. * (a)	324,700	3,532,736
Landauer, Inc. (a)	67,200	3,525,984
West Pharmaceutical Services, Inc. (a)	148,900	7,628,147

		18,628,199

Electrical Equipment - 2.01%
C & D Technologies, Inc. (a)	201,600	955,584
Genlyte Group, Inc. *	94,600	7,389,206
Littelfuse, Inc. * (a)	144,800	4,616,224
Methode Electronics, Inc., Class A (a)	109,100	1,181,553

		14,142,567

Electrical Utilities - 2.38%
Black Hills Corp. (a)	160,000	5,910,400
Cleco Corp.	221,300	5,583,399

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
El Paso Electric Company * (a)	214,000	$5,215,180

		16,708,979

Electronics - 2.93%
Analogic Corp. (a)	42,900	2,408,406
Belden CDT, Inc. (a)	210,000	8,208,900
Franklin Electric, Inc. (a)	195,000	10,021,050

		20,638,356

Energy - 0.08%
GeoMet, Inc. *	54,400	565,760

Food & Beverages - 0.18%
Winn-Dixie Stores, Inc. *	94,200	1,271,700

Forest Products - 0.90%
Deltic Timber Corp. (a)	113,500	6,331,030

Furniture & Fixtures - 0.55%
Stanley Furniture Company, Inc. (a)	180,600	3,873,870

Gas & Pipeline Utilities - 1.28%
Southwest Gas Corp. (a)	151,300	5,805,381
Vectren Corp. (a)	111,900	3,164,532

		8,969,913

Gold - 0.59%
Meridian Gold, Inc. * (a)	149,000	4,140,710

Healthcare Products - 1.20%
Owens & Minor, Inc. (a)	270,800	8,467,916

Homebuilders - 0.40%
M/I Homes, Inc. (a)	72,800	2,780,232

Hotels & Restaurants - 1.69%
RARE Hospitality International, Inc. * (a)	258,900	8,525,577
Ruby Tuesday, Inc. (a)	123,300	3,383,352

		11,908,929

Household Appliances - 0.17%
Drew Industries, Inc. *	45,600	1,185,600

Industrial Machinery - 1.08%
IDEX Corp. (a)	160,800	7,623,528

Insurance - 4.05%
Markel Corp. * (a)	13,600	6,529,360
Max Re Capital, Ltd. (a)	201,300	4,996,266
Midland Company (a)	136,200	5,713,590
ProAssurance Corp. * (a)	225,900	11,276,928

		28,516,144

Internet Content - 0.59%
Digitas, Inc. *	308,100	4,131,621

Investment Companies - 2.90%
Allied Capital Corp.	133,500	4,362,780
Ares Cap Corp.	135,000	2,579,850
First Financial Fund, Inc. * (a)	325,286	4,918,324
Hercules Technology Growth Capital, Inc. (a)	251,400	3,582,450
Kohlberg Capital Corp. *	284,900	4,928,770

		20,372,174

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Life Sciences - 0.44%
Symyx Technologies, Inc. * (a)	142,034	$3,066,514

Manufacturing - 2.30%
AptarGroup, Inc. (a)	131,000	7,734,240
Nordson Corp. (a)	169,100	8,426,253

		16,160,493

Metal & Metal Products - 3.15%
Gibraltar Industries, Inc. (a)	243,000	5,712,930
Matthews International Corp., Class A (a)	234,900	9,243,315
Metal Management, Inc. (a)	190,500	7,210,425

		22,166,670

Mobile Homes - 1.27%
Skyline Corp.	92,700	3,728,394
Winnebago Industries, Inc. (a)	158,200	5,206,362

		8,934,756

Mutual Funds - 0.43%
iShares Russell 2000 Value Index Fund (a)	38,000	3,040,760

Newspapers - 0.22%
Journal Register Company (a)	211,400	1,543,220

Paper - 1.68%
Chesapeake Corp. (a)	68,600	1,167,572
Potlatch Corp. (a)	149,100	6,533,562
Wausau-Mosinee Paper Corp. (a)	276,000	4,137,240

		11,838,374

Petroleum Services - 4.32%
Atwood Oceanics, Inc. * (a)	98,000	4,799,060
Lone Star Technologies, Inc. *	72,000	3,485,520
TETRA Technologies, Inc. * (a)	419,500	10,730,810
Todco, Class A * (a)	182,700	6,242,859
W-H Energy Services, Inc. * (a)	105,900	5,156,271

		30,414,520

Pharmaceuticals - 0.52%
Pharmion Corp. * (a)	141,000	3,629,340

Railroads & Equipment - 0.92%
Genesee & Wyoming, Inc., Class A * (a)	247,000	6,481,280

Real Estate - 5.87%
First Potomac Realty Trust, REIT (a)	199,900	5,819,089
Innkeepers USA Trust, REIT	147,800	2,290,900
Kilroy Realty Corp., REIT (a)	171,400	13,086,147
LaSalle Hotel Properties, REIT (a)	170,400	7,812,840
Parkway Properties, Inc., REIT	7,200	367,272
Strategic Hotel Cap, Inc., REIT (a)	269,300	5,868,047
Washington Real Estate Investment Trust, REIT (a)	152,000	6,080,000

		41,324,295

Retail Grocery - 0.70%
Nash-Finch Company (a)	107,000	2,921,100
Wild Oats Markets, Inc. * (a)	137,900	1,983,002

		4,904,102

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Retail Trade - 5.59%
Aaron Rents, Inc., Class A	16,700	$440,546
Aaron Rents, Inc., Class B (a)	440,000	12,663,200
Building Materials Holding Corp. (a)	145,300	3,587,457
Casey’s General Stores, Inc.	212,800	5,011,440
CSS Industries, Inc. (a)	129,800	4,591,026
Fred’s, Inc., Class A	201,100	2,421,244
Hancock Fabrics, Inc. * (a)	188,700	649,128
Haverty Furniture Companies, Inc. (a)	301,100	4,456,280
Stein Mart, Inc. (a)	415,000	5,502,900

		39,323,221

Sanitary Services - 2.46%
Casella Waste Systems, Inc., Class A * (a)	290,000	3,546,700
Insituform Technologies, Inc., Class A * (a)	296,700	7,672,662
Synagro Technologies, Inc. (a)	187,400	828,308
Waste Connections, Inc. * (a)	125,800	5,226,990

		17,274,660

Semiconductors - 3.27%
Advanced Energy Industries, Inc. * (a)	188,400	3,555,108
ATMI, Inc. * (a)	119,500	3,648,335
Brooks Automation, Inc. * (a)	533,899	7,688,146
Entegris, Inc. * (a)	413,900	4,478,398
GSI Group, Inc. *	375,200	3,635,688

		23,005,675

Software - 3.07%
Packeteer, Inc. * (a)	241,500	3,284,400
Progress Software Corp. *	248,000	6,926,640
SPSS, Inc. * (a)	191,700	5,764,419
Websense, Inc. *	245,000	5,593,350

		21,568,809

Steel - 1.16%
Carpenter Technology Corp. (a)	79,500	8,150,340

Telecommunications Equipment &
Services - 0.58%
Premiere Global Services, Inc. * (a)	432,600	4,083,744

Tires & Rubber - 0.51%
Myers Indiana, Inc.	227,500	3,562,650

Tobacco - 0.31%
Alliance One International, Inc. * (a)	307,800	2,173,068

Transportation - 3.43%
Kirby Corp. * (a)	274,000	9,351,620
Macquarie Infrastructure Company Trust (a)	162,800	5,776,144
UTI Worldwide, Inc. (a)	302,000	9,029,800

		24,157,564

Trucking & Freight - 1.88%
Landstar Systems, Inc. (a)	347,000	13,248,460

TOTAL COMMON STOCKS (Cost $469,592,156)		$683,497,947

SHORT TERM INVESTMENTS - 28.06%
State Street Navigator Securities
Lending Prime Portfolio (c)	$179,312,094	$179,312,094

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Small Company Value Trust (continued)

	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
T. Rowe Price Reserve Investment Fund (c)	$18,061,419	$18,061,419

TOTAL SHORT TERM INVESTMENTS
(Cost $197,373,513)		$197,373,513

REPURCHASE AGREEMENTS - 0.29%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $2,052,901 on 01/02/2007, collateralized by $2,175,000 Federal National Mortgage Association, 5.50% due 07/14/2028 (valued at $2,095,045, including interest) (c)	$2,052,000	$2,052,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,052,000)		$2,052,000

Total Investments (Small Company Value Trust) (Cost $669,017,669) - 125.51%		$882,923,460
Liabilities in Excess of Other Assets - (25.51)%		(179,432,276)

TOTAL NET ASSETS - 100.00%		$703,491,184

Special Value Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 91.54%

Aerospace - 2.25%
HEICO Corp., Class A	43,551	$1,418,892
Orbital Sciences Corp., Class A *	78,271	1,443,317

		2,862,209

Air Travel - 1.46%
Airtran Holdings, Inc. * (a)	113,900	1,337,186
SkyWest, Inc.	20,547	524,154

		1,861,340

Apparel & Textiles - 1.33%
Timberland Company, Class A *	53,619	1,693,288

Auto Parts - 0.66%
Superior Industries International, Inc. (a)	43,540	839,016

Auto Services - 0.55%
Lithia Motors, Inc., Class A	24,200	695,992

Banking - 9.81%
BancTrust Financial Group, Inc. (a)	37,082	946,333
Capital Corp of the West	29,800	956,282
Cascade Financial Corp.	47,316	807,684
Central Pacific Financial Corp. (a)	31,055	1,203,692
City Bank, Lynnwood, WA	18,223	652,383
City National Corp.	8,100	576,720
Cullen Frost Bankers, Inc.	17,492	976,404
First Security Group, Inc.	52,921	610,179

Special Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
First State Bancorp	8,449	$209,113
IBERIABANK Corp.	15,064	889,529
Midwest Banc Holdings, Inc. (a)	49,263	1,169,996
PAB Bankshares, Inc.	11,570	247,251
Tompkins Trustco, Inc. (a)	7,987	363,009
UCBH Holdings, Inc.	73,700	1,294,172
Umpqua Holdings Corp. (a)	54,081	1,591,604

		12,494,351

Building Materials & Construction - 2.25%
EMCOR Group, Inc. *	25,220	1,433,757
Perini Corp. *	28,090	864,610
WCI Communities, Inc. * (a)	29,700	569,646

		2,868,013

Business Services - 5.47%
Black Box Corp.	27,024	1,134,738
John H. Harland Company	22,758	1,142,452
Labor Ready, Inc. *	88,640	1,624,771
Perot Systems Corp., Class A *	93,409	1,530,973
Watson Wyatt Worldwide, Inc., Class A	33,882	1,529,772

		6,962,706

Chemicals - 0.32%
Cabot Microelectronics Corp. *	12,058	409,248

Computers & Business Equipment - 3.04%
Foundry Networks, Inc. *	124,700	1,868,006
NETGEAR, Inc. * (a)	58,200	1,527,750
Rimage Corp. *	18,063	469,638

		3,865,394

Construction & Mining Equipment - 1.30%
National Oilwell, Inc. *	27,120	1,659,202

Construction Materials - 1.73%
Patrick Industries, Inc. *	36,137	446,292
Simpson Manufacturing Company, Inc. (a)	55,700	1,762,905

		2,209,197

Cosmetics & Toiletries - 0.91%
Steiner Leisure, Ltd. *	25,584	1,164,072

Crude Petroleum & Natural Gas - 0.98%
XTO Energy, Inc.	26,528	1,248,142

Domestic Oil - 1.02%
Denbury Resources, Inc. *	46,544	1,293,458

Electrical Equipment - 1.09%
Tektronix, Inc.	47,695	1,391,263

Electrical Utilities - 0.24%
MGE Energy, Inc. (a)	8,498	310,857

Electronics - 1.63%
Bel Fuse, Inc., Class B	11,363	395,319
DRS Technologies, Inc.	31,862	1,678,490

		2,073,809

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Special Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Energy - 0.56%
New Jersey Resources Corp.	14,562	$707,422

Financial Services - 2.54%
Financial Federal Corp. (a)	31,438	924,592
Investors Financial Services Corp.	15,900	678,453
Portfolio Recovery Associates, Inc. * (a)	34,858	1,627,520

		3,230,565

Food & Beverages - 2.67%
Del Monte Foods Company	170,244	1,877,791
Pilgrim’s Pride Corp. (a)	51,600	1,518,588

		3,396,379

Furniture & Fixtures - 1.10%
Furniture Brands International, Inc. (a)	86,018	1,396,072

Gas & Pipeline Utilities - 0.60%
Northwest Natural Gas Company	18,127	769,310

Gold - 0.28%
Meridian Gold, Inc. *	13,060	362,937

Healthcare Services - 4.30%
AMERIGROUP Corp. *	26,685	957,724
Apria Healthcare Group, Inc. *	39,252	1,046,066
Cross Country Healthcare, Inc. *	70,674	1,542,107
Enzo Biochem, Inc. * (a)	36,600	522,282
MedQuist, Inc. *	57,954	788,174
National Dentex Corp. *	35,200	616,000

		5,472,353

Hotels & Restaurants - 1.34%
O’Charley’s, Inc. *	79,979	1,701,953

Household Products - 0.80%
Tupperware Brands Corp.	45,200	1,021,972

Industrial Machinery - 4.23%
Albany International Corp., Class A	38,751	1,275,295
IDEX Corp.	33,784	1,601,700
Kennametal, Inc.	23,225	1,366,791
Sauer-Danfoss, Inc.	35,572	1,147,197

		5,390,983

Industrials - 1.27%
Crane Company	44,316	1,623,738

Insurance - 4.12%
Allied World Assurance Holdings, Ltd.	35,510	1,549,301
CNA Surety Corp. *	53,813	1,156,980
Midland Company	13,933	584,489
PMI Group, Inc.	31,987	1,508,827
Triad Guaranty, Inc. *	8,170	448,288

		5,247,885

Internet Software - 0.81%
McAfee, Inc. *	36,156	1,026,107

Leisure Time - 3.02%
Callaway Golf Company	89,900	1,295,459
K2, Inc. * (a)	90,447	1,192,996

Special Value Trust (continued)

	Shares or Principal
	Amount	Value

COMMON STOCKS (continued)

Leisure Time (continued)
West Marine, Inc. * (a)	78,300	$1,352,241

		3,840,696

Manufacturing - 4.38%
AptarGroup, Inc.	23,692	1,398,776
Goodman Global, Inc. *	27,100	466,120
Input/Output, Inc. * (a)	89,700	1,222,611
Kaydon Corp.	37,984	1,509,484
Snap-on, Inc.	20,492	976,239

		5,573,230

Medical-Hospitals - 0.63%
RehabCare Group, Inc. *	53,713	797,638

Metal & Metal Products - 2.79%
Gibraltar Industries, Inc.	73,309	1,723,495
Mueller Industries, Inc.	43,223	1,370,169
RBC Bearings, Inc. *	16,000	458,560

		3,552,224

Mutual Funds - 1.08%
iShares Nasdaq Biotechnology Index Fund * (a)	17,758	1,380,862

Office Furnishings & Supplies - 0.77%
United Stationers, Inc. *	21,023	981,564

Petroleum Services - 0.30%
Superior Well Services, Inc. * (a)	14,762	377,317

Pharmaceuticals - 0.39%
Bentley Pharmaceuticals, Inc. * (a)	49,198	500,344

Railroads & Equipment - 1.08%
Wabtec Corp.	45,183	1,372,660

Real Estate - 3.49%
American Land Lease, Inc., REIT	21,659	574,180
BioMed Realty Trust, Inc., REIT	6,260	179,036
Cousins Properties, Inc., REIT	36,786	1,297,442
Duke Realty Corp., REIT	11,995	490,595
LaSalle Hotel Properties, REIT	30,056	1,378,068
Liberty Property Trust, REIT (a)	10,662	523,931

		4,443,252

Retail Trade - 3.43%
Cato Corp., Class A	54,548	1,249,695
Deb Shops, Inc.	31,139	822,070
Dillard’s, Inc., Class A	34,020	1,189,679
The Buckle, Inc.	21,692	1,103,038

		4,364,482

Semiconductors - 4.38%
Exar Corp. *	90,877	1,181,401
Kulicke & Soffa Industries, Inc. *	173,500	1,457,400
OmniVision Technologies, Inc. *	94,600	1,291,290
Verigy, Ltd. *	92,800	1,647,200

		5,577,291

Software - 2.27%
Dendrite International, Inc. *	46,649	499,611
EPIQ Systems, Inc. * (a)	50,081	849,874

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Special Value Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Software (continued)
Lawson Software, Inc. *	207,800	$1,535,642

		2,885,127

Tires & Rubber - 1.25%
Cooper Tire & Rubber Company	111,600	1,595,880

Transportation - 1.13%
Kirby Corp. *	42,252	1,442,061

Trucking & Freight - 0.49%
Arkansas Best Corp.	17,354	624,744

TOTAL COMMON STOCKS (Cost $105,799,592)		$116,558,605

SHORT TERM INVESTMENTS - 9.52%
State Street Navigator Securities Lending Prime Portfolio (c)	$12,125,235	$12,125,235

TOTAL SHORT TERM INVESTMENTS
(Cost $12,125,235)		$12,125,235

REPURCHASE AGREEMENTS - 9.47%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $12,059,290 on 01/02/2007, collateralized by $12,250,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $12,295,938, including interest) (c)	$12,054,000	$12,054,000

TOTAL REPURCHASE AGREEMENTS
(Cost $12,054,000)		$12,054,000

Total Investments (Special Value Trust) (Cost $129,978,827) - 110.53%		$140,737,840
Liabilities in Excess of Other Assets - (10.53)%		(13,403,287)

TOTAL NET ASSETS - 100.00%		$127,334,553

Spectrum Income Trust

	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 16.81%

Aerospace - 0.13%
Raytheon Company	21,600	$1,140,480

Aluminum - 0.09%
Alcoa, Inc.	26,200	786,262

Auto Parts - 0.09%
Genuine Parts Company	16,900	801,567

Automobiles - 0.04%
Ford Motor Company (a)	43,700	328,187

Banking - 0.60%
Bank of America Corp.	3,100	165,509
Citizens Banking Corp. (a)	260	6,890

Spectrum Income Trust (continued)

	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)

Banking (continued)
Fifth Third Bancorp (a)	40,100	$1,641,293
Mercantile Bankshares Corp.	11,600	542,764
National City Corp.	19,200	701,952
SunTrust Banks, Inc.	14,100	1,190,745
US Bancorp	27,175	983,463

		5,232,616

Biotechnology - 0.07%
MedImmune, Inc. * (a)	19,400	627,978

Broadcasting - 0.13%
CBS Corp., Class B	37,600	1,172,368

Building Materials & Construction - 0.12%
Masco Corp.	34,600	1,033,502

Business Services - 0.17%
Computer Sciences Corp. *	8,000	426,960
H & R Block, Inc.	47,000	1,082,880

		1,509,840

Cable and Television - 0.48%
EchoStar Communications Corp., Class A *	9,200	349,876
Rogers Communications, Inc.	12,425	740,530
Time Warner, Inc.	96,500	2,101,770
Viacom, Inc. *	24,200	992,926

		4,185,102

Cellular Communications - 0.11%
Crown Castle International Corp. *	8,400	271,320
Motorola, Inc.	31,400	645,584

		916,904

Chemicals - 0.22%
Chemtura Corp. (a)	27,300	262,899
E.I. Du Pont De Nemours & Company	33,510	1,632,272

		1,895,171

Computers & Business Equipment - 0.41%
Cisco Systems, Inc. *	22,500	614,925
Dell, Inc. *	45,100	1,131,559
International Business Machines Corp.	18,600	1,806,990

		3,553,474

Construction Materials - 0.12%
Vulcan Materials Company (a)	11,400	1,024,518

Cosmetics & Toiletries - 0.61%
Avon Products, Inc.	35,700	1,179,528
Colgate-Palmolive Company	28,900	1,885,436
International Flavors & Fragrances, Inc. (a)	27,100	1,332,236
Kimberly-Clark Corp.	13,400	910,530

		5,307,730

Drugs & Health Care - 0.19%
Wyeth	31,600	1,609,072

Electrical Equipment - 0.09%
Cooper Industries, Ltd., Class A	8,200	741,526

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities - 0.39%
Entergy Corp.	15,300	$1,412,496
FirstEnergy Corp.	14,300	862,290
Pinnacle West Capital Corp.	11,400	577,866
Reliant Energy, Inc. * (a)	17,550	249,386
TECO Energy, Inc.	16,900	291,187

		3,393,225

Electronics - 0.10%
Sony Corp.	19,900	852,678

Energy - 0.42%
Duke Energy Corp.	47,770	1,586,442
Progress Energy, Inc. (a)	22,000	1,079,760
Xcel Energy, Inc. (a)	42,200	973,132

		3,639,334

Financial Services - 1.45%
Charles Schwab Corp.	73,700	1,425,358
Citigroup, Inc.	30,905	1,721,409
Federal National Mortgage Association	12,200	724,558
JPMorgan Chase & Company	76,310	3,685,773
Mellon Financial Corp.	39,500	1,664,925
Morgan Stanley	19,100	1,555,313
State Street Corp. (c)	18,400	1,240,896
Washington Mutual, Inc.	205	9,325
Wells Fargo & Company (c)	16,000	568,960

		12,596,517

Food & Beverages - 0.60%
Campbell Soup Company (a)	20,000	777,800
General Mills, Inc.	21,500	1,238,400
Hershey Company (a)	600	29,880
McCormick & Company, Inc. (a)	16,800	647,808
Sara Lee Corp.	19,000	323,570
Sysco Corp. (a)	12,200	448,472
The Coca-Cola Company	35,500	1,712,875

		5,178,805

Gas & Pipeline Utilities - 0.19%
NiSource, Inc.	60,100	1,448,410
Williams Companies, Inc.	8,255	215,621

		1,664,031

Healthcare Products - 0.34%
Baxter International, Inc.	18,700	867,493
Boston Scientific Corp. *	35,000	601,300
Johnson & Johnson	22,600	1,492,052

		2,960,845

Holdings Companies/Conglomerates - 0.50%
General Electric Company	117,500	4,372,175

Homebuilders - 0.07%
D.R. Horton, Inc.	22,500	596,025

Household Products - 0.27%
Fortune Brands, Inc.	11,600	990,524

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Household Products (continued)
Newell Rubbermaid, Inc.	47,100	$1,363,545

		2,354,069

Industrial Machinery - 0.18%
Deere & Company	300	28,521
Ingersoll-Rand Company, Class A	16,800	657,384
Pall Corp.	25,300	874,115

		1,560,020

Insurance - 0.98%
American International Group, Inc.	27,200	1,949,152
Chubb Corp.	12,400	656,084
Lincoln National Corp.	21,000	1,394,400
Marsh & McLennan Companies, Inc. (a)	74,300	2,278,038
St. Paul Travelers Companies, Inc.	24,600	1,320,774
UnumProvident Corp.	42,300	878,994

		8,477,442

International Oil - 1.50%
Anadarko Petroleum Corp.	21,600	940,032
BP PLC, ADR (a)	17,500	1,174,250
Chevron Corp.	41,040	3,017,671
Exxon Mobil Corp.	39,000	2,988,570
Hess Corp.	31,740	1,573,352
Murphy Oil Corp. (a)	20,600	1,047,510
Royal Dutch Shell PLC, ADR	32,300	2,286,517

		13,027,902

Investment Companies - 0.01%
Allied Capital Corp. (a)	2,300	75,164

Leisure Time - 0.25%
Lakes Gaming, Inc. * (a)	18,825	203,122
Regal Entertainment Group, Class A (a)	27,575	587,899
Walt Disney Company	39,100	1,339,957

		2,130,978

Liquor - 0.19%
Anheuser-Busch Companies, Inc.	32,700	1,608,840

Manufacturing - 0.65%
3M Company	16,600	1,293,638
Eaton Corp.	8,000	601,120
Honeywell International, Inc.	38,300	1,732,692
Illinois Tool Works, Inc.	19,200	886,848
Tyco International, Ltd.	38,200	1,161,280

		5,675,578

Newspapers - 0.28%
Dow Jones & Company, Inc. (a)	29,200	1,109,600
The New York Times Company, Class A (a)	52,700	1,283,772

		2,393,372

Office Furnishings & Supplies - 0.15%
Avery Dennison Corp. (a)	18,900	1,283,877

Paper - 0.34%
International Paper Company	65,365	2,228,946

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Paper (continued)
MeadWestvaco Corp.	24,460	$735,268

		2,964,214

Petroleum Services - 0.12%
Schlumberger, Ltd.	15,900	1,004,244

Pharmaceuticals - 1.00%
Abbott Laboratories	24,100	1,173,911
Bristol-Myers Squibb Company	40,300	1,060,696
Eli Lilly & Company	33,400	1,740,140
Merck & Company, Inc.	50,200	2,188,720
Pfizer, Inc.	71,370	1,848,483
Schering-Plough Corp.	26,400	624,096

		8,636,046

Photography - 0.12%
Eastman Kodak Company (a)	40,500	1,044,900

Publishing - 0.25%
Gannett Company, Inc.	6,400	386,944
Idearc, Inc. * (a)	1,780	50,997
Tribune Company (a)	55,800	1,717,524

		2,155,465

Railroads & Equipment - 0.30%
Norfolk Southern Corp.	12,800	643,712
Union Pacific Corp.	21,100	1,941,622

		2,585,334

Real Estate - 0.01%
Weingarten Realty Investors, REIT	2,210	101,903

Retail Trade - 0.46%
Bed Bath & Beyond, Inc. *	19,300	735,330
Home Depot, Inc.	36,800	1,477,888
RadioShack Corp. (a)	21,600	362,448
Wal-Mart Stores, Inc.	30,300	1,399,254

		3,974,920

Sanitary Services - 0.12%
Synagro Technologies, Inc. (a)	22,850	100,997
Waste Management, Inc.	25,400	933,958

		1,034,955

Semiconductors - 0.21%
Analog Devices, Inc.	35,000	1,150,450
Intel Corp.	32,500	658,125

		1,808,575

Software - 0.31%
Microsoft Corp.	88,900	2,654,554

Telecommunications Equipment &
Services - 0.19%
Citizens Communications Company (a)	16,425	236,027
Nokia Oyj, SADR	55,400	1,125,728
Telus Corp.	6,875	307,106

		1,668,861

Telephone - 0.94%
ALLTEL Corp.	20,400	1,233,792

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telephone (continued)
AT&T, Inc.	76,550	$2,736,662
Qwest Communications International, Inc. * (a)	159,800	1,337,526
Sprint Nextel Corp.	54,900	1,037,061
Verizon Communications, Inc.	35,600	1,325,744
Windstream Corp. *	36,826	523,666

		8,194,451

Tobacco - 0.08%
UST, Inc. (a)	12,405	721,971

Toys, Amusements & Sporting Goods - 0.17%
Mattel, Inc.	65,500	1,484,230

TOTAL COMMON STOCKS (Cost $124,984,000)		$145,741,797

PREFERRED STOCKS - 0.30%

Broadcasting - 0.03%
Spanish Broadcasting System, Series B *	281	309,100

Building Materials & Construction - 0.15%
General Motors Corp., Series B *	59,625	1,263,454

Energy - 0.04%
NRG Energy, Inc., Series 4 *	100	148,500
NRG Energy, Inc. *	125	185,281

		333,781

Financial Services - 0.03%
Ford Motor Company Capital Trust II *	8,125	277,875

Telecommunications Equipment &
Services - 0.05%
Lucent Technologies Capital Trust I *	400	404,000

TOTAL PREFERRED STOCKS (Cost $2,422,245)		$2,588,210

U.S. TREASURY OBLIGATIONS - 6.26%

Treasury Inflation Protected
Securities (d) - 0.66%
1.875% due 07/15/2013	$846,630	817,925
2.00% due 01/15/2026 (a)	157,706	148,318
2.00% due 07/15/2014 ***	2,129,804	2,067,158
2.50% due 07/15/2016 (a)	2,389,881	2,407,991
3.625% due 01/15/2008	231,248	233,714

		5,675,106

U.S. Treasury Bonds - 3.00%
4.50% due 02/15/2036 (a)	3,100,000	2,947,908
5.375% due 02/15/2031 (a)***	3,572,000	3,826,226
5.50% due 08/15/2028 (a)	249,000	268,998
6.00% due 02/15/2026 (a)	2,180,000	2,472,427
6.125% due 08/15/2029 (a)	1,454,000	1,699,362
6.25% due 05/15/2030 (a)	3,278,000	3,904,917
6.375% due 08/15/2027 (a)	370,000	440,271
6.50% due 11/15/2026 ***	680,000	816,850
7.125% due 02/15/2023 (a)	2,302,000	2,865,631
7.625% due 02/15/2025 (a)***	1,264,000	1,672,924
7.875% due 02/15/2021 (a)	1,176,000	1,531,465
8.00% due 11/15/2021 (a)	230,000	304,894

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)

U.S. Treasury Bonds (continued)
8.875% due 02/15/2019 (a)	$1,874,000	$2,562,403
8.875% due 08/15/2017 ***	520,000	695,622

		26,009,898

U.S. Treasury Notes - 2.54%
3.375% due 11/15/2008 (a)	1,150,000	1,120,531
3.50% due 05/31/2007 (a)	200,000	198,773
4.50% due 11/15/2015 (a)	960,000	945,225
3.875% due 02/15/2013 (a)	11,600,000	11,102,013
4.00% due 06/15/2009 to 02/15/2015 (a)	510,000	498,199
4.25% due 08/15/2013 to 11/15/2014 (a)	4,995,000	4,859,179
4.50% due 02/15/2009 (a)	150,000	149,092
4.75% due 03/31/2011 (a)	170,000	170,285
4.875% due 02/15/2012 (a)****	2,630,000	2,654,041
5.125% due 05/15/2016 (a)	75,000	77,253
4.125% due 05/15/2015 (a)	270,000	259,253

		22,033,844

U.S. Treasury Strips - 0.06%
zero coupon due 05/15/2020 ***	1,070,000	554,983

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $53,064,214)		$54,273,831

U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.93%

Federal Agricultural Mortgage Corp. - 0.05%
6.00% due 08/01/2021 to 11/01/2021	406,264	411,994

Federal Farm Credit Bank - 0.06%
1.875% due 01/16/2007	550,000	549,297

Federal Home Loan Bank - 0.27%
3.00% due 04/15/2009	500,000	479,495
3.875% due 08/22/2008	400,000	392,540
5.125% due 08/14/2013	930,000	937,674
5.25% due 06/18/2014	510,000	518,333

		2,328,042

Federal Home Loan Mortgage Corp. - 2.47%
3.55% due 11/15/2007	400,000	394,043
3.625% due 09/15/2008	400,000	390,761
4.00% due 12/15/2009	365,000	355,560
4.50% due 10/01/2007 to 09/01/2035	1,355,182	1,297,170
4.522% due 09/01/2032	39,983	39,909
4.545% due 09/01/2035	280,168	272,989
4.625% due 02/21/2008	570,000	566,483
4.72% due 08/01/2035	410,580	402,041
4.788% due 07/01/2035	86,307	85,931
5.00% due 01/01/2009 to 11/01/2035	5,087,427	4,925,015
5.055% due 11/01/2035	233,879	231,933
5.078% due 03/01/2036	684,973	675,521
5.125% due 02/27/2009 to 07/15/2012	2,595,000	2,609,950
5.145% due 01/01/2036	1,782,119	1,779,937
5.428% due 01/01/2036	123,627	124,020
5.50% due 03/01/2018 to 04/01/2029	1,489,770	1,492,037
6.00% due 11/01/2011 to 12/01/2033	333,095	337,366
6.062% due 10/01/2036	1,296,311	1,304,992

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Federal Home Loan Mortgage Corp.
(continued)
6.128% due 10/01/2036	$916,279	$925,399
6.22% due 08/01/2036	1,252,389	1,267,932
6.50% due 05/01/2017 to 01/01/2036	1,847,478	1,888,223
7.00% due 02/01/2024 to 06/01/2032	52,633	54,135
7.50% due 05/01/2024 to 06/01/2024	5,289	5,521
10.50% due 05/01/2019	709	760

		21,427,628

Federal National Mortgage
Association - 7.13%
3.20% due 02/17/2009 (b)	220,000	214,467
3.25% due 08/15/2008	680,000	660,917
3.825% due 10/01/2033	168,801	164,564
3.875% due 07/15/2008	400,000	392,929
4.026% due 07/01/2027	1,944	1,959
4.375% due 09/15/2012	360,000	349,776
4.50% due 02/15/2011 to 07/01/2035	5,868,555	5,634,310
4.625% due 10/15/2014	660,000	644,654
4.694% due 09/01/2035	446,944	437,931
4.793% due 11/01/2035	304,836	303,964
4.836% due 06/01/2035	176,839	176,121
4.875% due 12/15/2016 (a)	1,485,000	1,468,381
5.00% due 01/01/2009 to 02/01/2036	10,494,046	10,224,177
5.06% due 07/01/2035 to 08/01/2036	2,221,132	2,197,157
5.112% due 10/01/2035	425,962	422,895
5.319% due 12/01/2035	204,789	204,719
5.376% due 12/01/2035	237,950	238,120
5.455% due 01/01/2019	1,439	1,442
5.50% due 07/01/2013 to 01/01/2036	14,960,329	14,851,555
5.544% due 12/01/2035	356,469	358,032
5.685% due 12/01/2035	115,294	115,580
5.715% due 01/01/2036	850,136	851,567
5.75% due 02/15/2008	500,000	502,955
6.00% due 05/15/2011 to 09/01/2036	12,875,166	13,030,182
6.50% due 06/01/2013 to 12/01/2036	3,963,676	4,042,910
7.00% due 12/01/2029 to 02/01/2030	2,811	2,897
7.00% TBA **	2,367,000	2,429,134
7.125% due 06/15/2010 to 01/15/2030	1,670,000	1,854,255

		61,777,550

Government National Mortgage
Association - 10.95%
4.00% due 09/15/2018	594,828	562,645
4.50% due 01/15/2019 to 11/20/2035	2,048,894	1,936,054
5.00% due 02/15/2018 to 06/20/2036	24,239,532	23,587,967
5.50% due 02/15/2018 to 09/20/2036	21,261,947	21,156,426
5.50% TBA **	3,593,262	3,575,504
6.00% due 12/20/2008 to 08/20/2036	17,518,939	17,759,519
6.00% TBA **	6,490,566	6,575,713
6.50% due 07/15/2009 to 08/15/2036	9,274,151	9,509,101
6.50% TBA **	2,596,289	2,658,291
7.00% due 09/15/2012 to 10/20/2036	5,895,579	6,074,761
7.50% due 03/15/2007 to 06/15/2032	598,503	623,992

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)

Government National Mortgage
Association (continued)
8.00% due 08/15/2007 to 06/20/2029		$435,442	$460,418
8.50% due 07/15/2008 to 02/15/2027		113,353	120,961
9.00% due 03/15/2009 to 09/15/2024		64,835	69,354
9.25% due 10/15/2016 to 12/15/2019		7,253	7,825
9.50% due 06/15/2009 to 12/15/2024		24,195	26,044
9.75% due 07/15/2017 to 02/15/2021		6,031	6,617
10.00% due 02/15/2016 to 03/15/2026		98,799	109,018
10.25% due 05/15/2020 to 11/15/2020		4,064	4,496
10.50% due 03/15/2014 to 07/15/2019		13,807	15,312
11.00% due 12/15/2009 to 07/20/2020		27,679	30,398
11.50% due 03/15/2010 to 11/15/2019		19,581	21,697
11.75% due 08/15/2013		1,512	1,681
12.00% due 10/15/2010 to 06/15/2015		22,316	24,972
12.25% due 03/15/2014 to 07/20/2015		2,067	2,275
12.50% due 04/15/2010 to 07/15/2015		9,141	10,037
12.75% due 12/20/2013 to 12/20/2014		1,996	2,203
13.00% due 01/15/2011 to 09/20/2015		7,921	8,818
13.50% due 05/15/2010 to 01/15/2015		5,405	6,034

			94,948,133

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $181,640,554)			$181,442,644

FOREIGN GOVERNMENT OBLIGATIONS - 12.77%

Argentina - 0.22%
Republic of Argentina
zero coupon, Step up to 1.18%
on 03/31/2009 due 12/31/2038 (b)	ARS	750,000	141,248
0.6245% due 12/15/2035 (b)		$400,000	53,200
0.6491% due 12/15/2035 (b)	ARS	1,279,893	49,255
2.00% due 09/30/2014 (b)		1,020,000	365,919
5.83% due 12/31/2033 (b)		525,000	249,123
7.00% due 09/12/2013		$525,000	503,212
7.00% due 10/03/2015		200,000	190,800
7.875% due 04/11/2011		250,000	252,500
8.28% due 12/31/2033 (a)		111,250	120,706

			1,925,963

Austria - 0.54%
Republic of Austria
4.00% due 07/15/2009	EUR	2,900,000	3,835,261
5.50% due 01/15/2010		548,000	755,263
6.25% due 07/15/2027		47,000	79,880

			4,670,404

Belgium - 0.46%
Kingdom of Belgium
4.25% due 09/28/2013		466,000	625,031
5.00% due 03/28/2035		1,520,000	2,287,366
6.25% due 03/28/2007		812,000	1,077,506

			3,989,903

Brazil - 0.93%
Federative Republic of Brazil
6.00% due 05/15/2015	BRL	1,345,000	910,013

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Brazil (continued)
Federative Republic of Brazil (continued)
7.875% due 03/07/2015 (a)		$50,000	$55,700
8.00% due 01/15/2018		2,395,000	2,663,240
8.00% due 01/15/2018		300,000	333,390
8.75% due 02/04/2025		475,000	586,625
10.00% due 01/01/2014	BRL	1,936,000	806,180
10.00% due 01/01/2012		3,058,000	1,303,439
10.00% due 01/01/2010		2,550,000	1,125,215
11.00% due 08/17/2040		$240,000	318,000

			8,101,802

Canada - 0.19%
Government of Canada
5.75% due 06/01/2033	CAD	558,000	601,859
Province of Quebec
9.375% due 01/16/2023		351,000	460,113
Province of Ontario
5.00% due 03/08/2014		680,000	609,905

			1,671,877

Colombia - 0.06%
Republic of Colombia
7.375% due 01/27/2017 (a)		$350,000	376,250
7.375% due 09/18/2037 (a)		100,000	107,350

			483,600

Denmark - 0.06%
Kingdom of Denmark
5.00% due 11/15/2013	DKK	2,438,000	459,544
7.00% due 11/10/2024		351,000	85,102

			544,646

Ecuador - 0.01%
Republic of Ecuador
10.00% due 08/15/2030		$90,000	66,600

Finland - 0.02%
Government of Finland
5.00% due 07/04/2007	EUR	131,000	173,801

France - 1.43%
Government of France
4.00% due 04/25/2009		1,100,000	1,454,319
4.75% due 10/25/2012		1,815,000	2,492,315
5.00% due 10/25/2016		219,000	312,043
5.50% due 04/25/2029		614,000	970,216
5.50% due 04/25/2010		3,825,000	5,289,246
5.75% due 10/25/2032		1,140,000	1,885,666

			12,403,805

Germany - 1.57%
Federal Republic of Germany
3.25% due 07/04/2015		119,000	149,259
4.00% due 01/04/2037		590,000	767,431
4.50% due 01/21/2013		750,000	1,010,988
4.50% due 01/04/2013		2,171,000	2,949,080
4.75% due 07/04/2028		314,000	451,854
4.75% due 07/04/2034		720,000	1,050,349

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Germany (continued)
Federal Republic of Germany (continued)
5.25% due 07/04/2010	EUR	3,735,000	$5,137,686
5.50% due 01/04/2031		260,000	414,357
6.00% due 07/04/2007		1,260,000	1,680,155

			13,611,159

Indonesia - 0.11%
Republic of Indonesia
6.875% due 03/09/2017 (a)		$650,000	691,233
8.50% due 10/12/2035 (a)		200,000	248,000

			939,233

Iraq - 0.11%
Republic of Iraq, Series REGS
5.80% due 01/15/2028 (a)		1,500,000	971,250

Ireland - 0.13%
Republic of Ireland
4.375% due 01/15/2015	EUR	750,000	1,006,577
Republic of Ireland
4.00% due 04/18/2010		92,000	121,815

			1,128,392

Italy - 0.35%
Republic of Italy
4.25% due 08/01/2014		202,000	269,590
5.00% due 10/15/2007		320,000	425,925
5.25% due 09/20/2016		$450,000	453,094
6.00% due 11/01/2007	EUR	987,000	1,324,848
6.00% due 05/01/2031		261,000	425,422
7.25% due 11/01/2026		73,000	132,966

			3,031,845

Jamaica - 0.09%
Government of Jamaica
9.00% due 06/02/2015		$185,000	199,800
10.625% due 06/20/2017		485,000	582,000

			781,800

Japan - 1.73%
Government of Japan
0.50% due 06/10/2015	JPY	134,000,000	1,065,481
1.00% due 12/20/2012		127,100,000	1,045,820
1.00% due 06/10/2016		361,400,000	2,985,964
1.30% due 12/20/2013		133,350,000	1,109,413
1.30% due 03/20/2015		140,000,000	1,151,423
1.40% due 03/21/2011		305,250,000	2,593,290
1.70% due 09/20/2016		120,200,000	1,012,091
1.90% due 03/20/2025		261,850,000	2,160,229
1.90% due 12/20/2010		33,450,000	289,738
1.90% due 06/20/2016		32,200,000	276,286
2.00% due 06/20/2022		61,100,000	517,970
2.00% due 12/20/2033		77,050,000	609,931
2.20% due 06/22/2020		24,200,000	211,750

			15,029,386

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Lebanon - 0.04%
Government of Lebanon
8.25% due 04/12/2021		$150,000	$137,250
8.50% due 01/19/2016		180,000	173,700

			310,950

Malaysia - 0.06%
Malaysia Government Bond
3.756% due 04/28/2011	MYR	717,000	203,527
6.90% due 03/15/2007		1,161,000	331,168

			534,695

Mexico - 0.94%
Government of Mexico
5.625% due 01/15/2017 (a)		$500,000	500,500
6.75% due 09/27/2034 (a)		575,000	621,000
7.50% due 04/08/2033		55,000	64,900
8.00% due 12/24/2008	MXN	4,380,000	411,498
8.00% due 12/19/2013		16,000,000	1,530,003
8.125% due 12/30/2019		$155,000	188,325
9.00% due 12/22/2011	MXN	36,720,000	3,635,452
9.00% due 12/20/2012		7,875,000	786,662
9.50% due 12/18/2014		3,705,000	385,336

			8,123,676

Netherlands - 0.49%
Kingdom of Netherlands
5.00% due 07/15/2011	EUR	181,000	249,219
5.25% due 07/15/2008		321,000	431,733
5.50% due 01/15/2028		132,000	207,711
5.75% due 02/15/2007		2,550,000	3,372,587

			4,261,250

Panama - 0.02%
Republic of Panama
6.70% due 01/26/2036 (a)		$130,000	135,200

Peru - 0.06%
Republic of Peru
8.375% due 05/03/2016 (a)		375,000	445,312
8.75% due 11/21/2033		50,000	65,750

			511,062

Philippines - 0.07%
Philippine Government International Bond
7.50% due 09/25/2024		185,000	204,425
7.75% due 01/14/2031 (a)		375,000	425,625

			630,050

Poland - 0.31%
Republic of Poland
5.00% due 10/24/2013	PLN	3,750,000	1,279,838
6.00% due 05/24/2009		3,875,000	1,371,987

			2,651,825

Portugal - 0.02%
Republic of Portugal
5.15% due 06/15/2011	EUR	114,000	157,409

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Russia - 0.22%
Russian Federation, Series REGS
5.00% due 03/31/2030		$1,665,000	$1,879,618

Serbia - 0.15%
Republic of Serbia
zero coupon, Step up to 6.75% on
11/01/2009 due 11/01/2024		1,420,000	1,309,922

South Africa - 0.18%
Republic of South Africa
6.50% due 06/02/2014		455,000	478,319
8.50% due 06/23/2017		250,000	303,125
13.00% due 08/31/2010	ZAR	3,296,000	537,737
13.50% due 09/15/2015		1,470,000	281,954

			1,601,135

Spain - 0.39%
Kingdom of Spain
4.00% due 01/31/2010	EUR	45,000	59,548
5.50% due 03/08/2011	AUD	540,000	411,850
5.75% due 07/30/2032	EUR	123,000	202,658
6.00% due 01/31/2008		2,000,000	2,696,763

			3,370,819

Sweden - 0.23%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	13,330,000	1,997,979

Turkey - 0.36%
Republic of Turkey
6.875% due 03/17/2036		$800,000	764,000
7.375% due 02/05/2025		35,000	35,875
11.50% due 01/23/2012		100,000	121,750
14.00% due 01/19/2011	TRY	2,702,000	1,772,116
15.00% due 02/10/2010		350,000	235,226
20.00% due 10/17/2007		288,000	211,633

			3,140,600

Ukraine - 0.02%
Ukraine Government International Bond,
Series REGS
6.58% due 11/21/2016		$200,000	198,680

United Kingdom - 1.10%
Government of United Kingdom
4.25% due 03/07/2011	GBP	4,180,000	7,941,645
4.25% due 06/07/2032		800,000	1,558,771

			9,500,416

Uruguay - 0.03%
Republic of Uruguay
7.625% due 03/21/2036		$250,000	275,000

Vietnam - 0.07%
Socialist Republic of Vietnam
6.875% due 01/15/2016		550,000	592,541

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $107,783,917)			$110,708,293

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS - 28.16%

Advertising - 0.31%
Advanstar Communications, Inc.
10.75% due 08/15/2010		$400,000	$430,000
Advanstar Communications, Inc., Series B
15.00% due 10/15/2011		175,000	181,562
Lamar Advertising Company
2.875% due 12/31/2010		375,000	511,920
Lamar Media Corp.
6.625% due 08/15/2015		350,000	346,938
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		850,000	892,500
R.H. Donnelley Financial Corp., I
10.875% due 12/15/2012		300,000	327,000

			2,689,920

Aerospace - 0.33%
BE Aerospace, Inc., Series B
8.875% due 05/01/2011		200,000	207,000
Boeing Capital Corp.
6.10% due 03/01/2011 (a)		330,000	340,927
Boeing Company
8.75% due 08/15/2021		45,000	59,122
GenCorp, Inc.
9.50% due 08/15/2013		575,000	609,500
Moog, Inc.
6.25% due 01/15/2015		225,000	219,375
Northrop Grumman Corp.
7.125% due 02/15/2011		330,000	351,997
7.75% due 03/01/2016		30,000	34,699
Raytheon Company
6.15% due 11/01/2008 (a)		245,000	248,136
Rolls-Royce Group PLC, EMTN
4.50% due 03/16/2011	EUR	50,000	66,243
Sequa Corp.
9.00% due 08/01/2009		$25,000	26,750
TransDigm, Inc.
7.75% due 07/15/2014		375,000	386,250
United Technologies Corp.
4.375% due 05/01/2010		250,000	244,211
5.40% due 05/01/2035		100,000	96,617

			2,890,827

Agriculture - 0.15%
Bunge, Ltd.
4.375% due 12/15/2008		640,000	626,511
Case New Holland, Inc.
9.25% due 08/01/2011		300,000	317,625
Terra Capital, Inc.
11.50% due 06/01/2010		350,000	376,250

			1,320,386

Air Travel - 0.11%
Air Jamaica, Ltd., Series REGS
9.375% due 07/08/2015		50,000	53,000
Continental Airlines, Inc.
8.75% due 12/01/2011		325,000	327,438
Delta Air Lines, Inc.
7.90% due 12/15/2009 (a)		550,000	368,500

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Air Travel (continued)
Southwest Airlines Company
6.50% due 03/01/2012	$160,000	$166,828

		915,766

Aluminum - 0.13%
Alcoa, Inc.
4.25% due 08/15/2007	145,000	143,664
6.00% due 01/15/2012	310,000	318,104
Aleris International, Inc.
10.00% due 12/15/2016	325,000	327,438
Century Aluminum Company
7.50% due 08/15/2014	300,000	304,125

		1,093,331

Amusement & Theme Parks - 0.04%
Universal City Development Partners
11.75% due 04/01/2010	325,000	348,156

Apparel & Textiles - 0.16%
Broder Brothers, Series B
11.25% due 10/15/2010	200,000	194,000
Collins & Aikman Floorcoverings, Inc.
9.75% due 02/15/2010 (a)	275,000	281,188
Federated Department Stores, Inc.
6.625% due 09/01/2008	100,000	101,626
INVISTA
9.25% due 05/01/2012	550,000	589,875
Rafaella Apparel Group, Inc.
11.25% due 06/15/2011	224,000	228,480

		1,395,169

Auto Parts - 0.19%
Accuride Corp.
8.50% due 02/01/2015	225,000	216,562
Commercial Vehicle Group, Inc.
8.00% due 07/01/2013	50,000	48,875
Lear Corp.
8.75% due 12/01/2016	575,000	555,594
Rental Service Corp.
5.57% due 11/27/2013	250,000	250,000
Tenneco Automotive, Inc.
8.625% due 11/15/2014 (a)	550,000	561,000

		1,632,031

Auto Services - 0.13%
Adesa, Inc.
7.625% due 06/15/2012	200,000	206,500
ERAC USA Finance Company
7.95% due 12/15/2009	260,000	277,197
Hertz Corp., Class A
8.875% due 01/01/2014	575,000	602,312

		1,086,009

Automobiles - 0.37%
AutoNation, Inc.
7.00% due 04/15/2014	550,000	554,125
7.36% due 04/15/2013 (b)	175,000	175,875
DaimlerChrysler N.A. Holding Corp.
6.50% due 11/15/2013	450,000	462,017

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)
Automobiles (continued)
DaimlerChrysler N.A. Holding Corp. (continued)
8.50% due 01/18/2031 (a)		$55,000	$65,474
DaimlerChrysler N.A. Holding Corp., MTN
5.82% due 08/03/2009 (b)		460,000	460,536
ERAC USA Finance Company
5.60% due 05/01/2015		205,000	203,492
Ford Motor Company
4.25% due 12/15/2036		375,000	402,907
General Motors Corp.
8.375% due 07/15/2033		925,000	855,625

			3,180,051

Banking - 1.59%
American Express Centurion Bank
4.375% due 07/30/2009		300,000	294,615
Australia & New Zealand Banking Group,
Ltd., EMTN
4.45% due 02/05/2015 (b)	EUR	83,000	110,159
BAC Capital Trust VI
5.625% due 03/08/2035 (a)		$393,000	368,408
Banca Intesa SpA, EMTN
5.85% due 05/08/2014 (b)	EUR	65,000	88,706
Banca Monte dei Paschi di Siena SpA, EMTN
4.50% due 09/24/2015 (b)		70,000	92,767
Bank of America Corp.
4.50% due 08/01/2010		$150,000	146,646
5.25% due 02/01/2007 (a)		130,000	129,985
5.75% due 08/15/2016		205,000	210,185
Bank of Ireland
6.45% due 02/10/2010	EUR	47,000	65,896
Bank of New York
5.41% due 05/15/2009		$300,000	303,047
Bank One Corp.
5.25% due 01/30/2013		230,000	228,086
Banknorth Capital Trust I, Series B
10.52% due 05/01/2027		20,000	21,294
Banque du Liban, Series ECD
10.00% due 04/25/2015		250,000	265,000
Barclays Bank PLC
5.926% due 12/31/2049 (b)		200,000	201,306
7.40% due 12/15/2009		300,000	317,724
Barclays Bank PLC, EMTN
5.75% due 03/08/2011	EUR	65,000	90,576
BB&T Capital Trust II
6.75% due 06/07/2036		$400,000	436,778
BNP Paribas, EMTN
5.25% due 12/17/2012	EUR	70,000	97,243
Charter Comm Open Bank
8.125% due 04/28/2013		$1,500,000	1,508,130
Colonial Bank, N.A.
9.375% due 06/01/2011		155,000	174,926
Credit Agricole SA, Series TSDI
zero coupon, Step up to 6% on
06/20/2018 due 06/20/2049 (b)	GBP	90,000	166,244
Credit Suisse Group Finance Guernsey, Ltd.
6.375% due 06/07/2013	EUR	70,000	102,219

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Banking (continued)
Danske Bank A/S, EMTN
4.25% due 06/20/2016 (b)	EUR	80,000	$104,386
Deutsche Bank AG
5.125% due 01/31/2013		68,000	93,204
Greenpoint Capital Trust I
9.10% due 06/01/2027		$20,000	21,110
HBOS PLC
3.125% due 01/12/2007		150,000	149,930
6.00% due 11/01/2033		390,000	398,632
HBOS PLC, EMTN
4.375% due 10/30/2019 (b)	EUR	93,000	121,923
HSBC Bank PLC, EMTN
4.25% due 03/18/2016 (b)		54,000	71,171
HSBC Holdings PLC
6.50% due 05/02/2036		$170,000	182,881
9.875% due 04/08/2018	GBP	100,000	239,968
Huntington National Bank, Series BKNT
4.375% due 01/15/2010		$180,000	174,586
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		15,000	14,446
ING Bank NV, EMTN
5.50% due 01/04/2012	EUR	70,000	97,139
Islandsbanki HF
5.5338% due 10/15/2008 (b)		$175,000	174,629
Keybank NA
5.80% due 07/01/2014		35,000	35,510
Keybank NA, Series BKNT
4.412% due 03/18/2008		45,000	44,416
KeyCorp, MTN, Series G
4.70% due 05/21/2009		40,000	39,361
KfW Bankengruppe, EMTN
4.75% due 12/07/2010	GBP	505,000	967,651
Kreditanstalt fuer Wiederaufbau
4.70% due 06/02/2037	CAD	310,000	270,440
Kreditanstalt fuer Wiederaufbau, Series EXCH
5.50% due 12/07/2015	GBP	385,000	773,911
Landwirtschaftliche Rentenbank, Series 7
3.75% due 06/15/2009		$95,000	92,227
Marshall & Ilsley Bank, Series BKNT
3.80% due 02/08/2008		95,000	93,495
4.125% due 09/04/2007		40,000	39,712
Mizuho Capital Investment EUR 1, Ltd.
5.02% due 06/29/2049 (b)	EUR	50,000	65,663
Nordea Bank Finland PLC, EMTN
5.75% due 03/26/2014 (b)		50,000	68,147
Northern Rock PLC, EMTN
5.75% due 02/28/2017	GBP	92,000	180,171
Northern Trust Company, Series BKNT
4.60% due 02/01/2013 (a)		$100,000	96,116
Northern Trust Corp.
5.30% due 08/29/2011		141,000	141,470
Rabobank Nederland, EMTN
3.125% due 07/19/2010	EUR	70,000	89,674
Royal Bank of Scotland PLC, EMTN
zero coupon, Step up to 6.935% on
09/08/2014 due 06/29/2049 (b)	GBP	97,000	192,741

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Banking (continued)
Royal Bank of Scotland PLC, EMTN (continued)
6.00% due 05/10/2013	EUR	40,000	$57,619
Sanpaolo IMI SpA, EMTN
3.75% due 06/09/2015 (b)		57,000	73,951
Standard Chartered Bank, EMTN
3.625% due 02/03/2017 (b)		57,000	72,388
Sumitomo Mitsui Banking Corp, Series REGS
4.375% due 07/29/2049 (b)		50,000	63,282
Sumitomo Mitsui Banking Corp.
5.625% due 07/29/2049 (b)		$200,000	195,508
Suncorp-Metway, Ltd.
4.625% due 06/15/2013		25,000	24,014
SunTrust Banks, Inc.
7.75% due 05/01/2010		250,000	268,769
Svensk Exportkredit AB
2.875% due 01/26/2007		110,000	109,845
Svensk Exportkredit AB, Series GMTN
4.875% due 09/29/2011		200,000	198,246
Svenska Handelsbanken, EMTN
6.125% due 03/29/2049 (b)	GBP	47,000	92,738
US Bancorp, MTN, Series P
4.50% due 07/29/2010		$160,000	156,351
US Bank NA
6.50% due 02/01/2008		240,000	242,129
Wachovia Bank NA, Series BKNT
4.875% due 02/01/2015		350,000	336,758
Wachovia Corp.
4.375% due 08/01/2016	EUR	50,000	65,880
5.44% due 07/20/2007 (b)		$55,000	55,041
5.50% due 08/01/2035 (a)		100,000	95,297
6.40% due 04/01/2008		170,000	172,126
Webster Capital Trust II, Series B
10.00% due 04/01/2027		30,000	31,695
Webster Financial Corp.
5.125% due 04/15/2014		180,000	172,554
Wells Fargo Bank NA
4.75% due 02/09/2015		260,000	248,925
Wells Fargo Company
4.20% due 01/15/2010		175,000	170,484
4.875% due 01/12/2011		210,000	207,915
Westpac Banking Corp.
2.875% due 06/25/2008	EUR	20,000	25,963
World Savings Bank FSB, Series BKNT
4.125% due 12/15/2009		$180,000	174,609

			13,766,737

Biotechnology - 0.04%
Amgen, Inc.
4.00% due 11/18/2009		110,000	106,720
Genentech, Inc.
4.40% due 07/15/2010		110,000	107,539
4.75% due 07/15/2015		175,000	167,533

			381,792

Broadcasting - 0.46%
Allbritton Communications Company
7.75% due 12/15/2012 (a)		750,000	757,500

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Broadcasting (continued)
Barrington Broadcasting
10.50% due 08/15/2014		$150,000	$152,250
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014		225,000	226,406
CanWest Media, Inc.
8.00% due 09/15/2012		375,000	391,406
Fisher Communications, Inc.
8.625% due 09/15/2014		150,000	159,000
Gray Television, Inc.
9.25% due 12/15/2011		700,000	732,375
Liberty Media Corp.
4.00% due 11/15/2029		550,000	367,125
LIN Television Corp.
2.50% due 05/15/2033		68,000	63,750
News America, Inc.
6.20% due 12/15/2034		180,000	173,739
7.375% due 10/17/2008		110,000	113,515
Sirius Satellite Radio, Inc.
9.625% due 08/01/2013 (a)		400,000	393,500
XM Satellite Radio, Inc.
9.75% due 05/01/2014 (a)		425,000	425,000

			3,955,566

Building Materials & Construction - 0.41%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014		125,000	84,375
Brand Services, Inc.
12.00% due 10/15/2012		300,000	331,764
Building Materials Corporation of America
7.75% due 08/01/2014		600,000	543,000
Columbus McKinnon Corp.
8.875% due 11/01/2013		560,000	590,800
CRH America, Inc.
6.00% due 09/30/2016		240,000	242,255
6.40% due 10/15/2033		55,000	54,645
Esco Corp.
8.625% due 12/15/2013		325,000	333,937
9.235% due 12/15/2013 (b)		175,000	177,625
Interline Brands, Inc.
8.125% due 06/15/2014		475,000	488,062
Lafarge SA
6.15% due 07/15/2011		130,000	133,062
Lafarge SA, Series EMTN
4.25% due 03/23/2016	EUR	50,000	63,096
Texas Industries, Inc.
7.25% due 07/15/2013		$475,000	484,500

			3,527,121

Buildings - 0.04%
D.R. Horton, Inc.
4.875% due 01/15/2010		65,000	63,585
5.625% due 09/15/2014		265,000	255,959

			319,544

Business Services - 0.59%
Affinity Group, Inc.
9.00% due 02/15/2012		325,000	321,750

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Business Services (continued)
Affinity Group, Inc. (continued)
10.875% due 02/15/2012	$111,170	$109,502
Dun & Bradstreet Corp.
5.50% due 03/15/2011	120,000	120,301
FTI Consulting, Inc.
7.625% due 06/15/2013	350,000	361,375
7.75% due 10/01/2016	250,000	259,375
Insurance Auto Auctions, Inc.
11.00% due 04/01/2013	225,000	254,250
Invensys PLC
9.875% due 03/15/2011 (a)	450,000	482,625
Nebraska Book Company, Inc.
8.625% due 03/15/2012	700,000	672,000
Sungard Data Systems, Inc.
9.125% due 08/15/2013	777,000	815,850
9.972% due 08/15/2013 (b)	225,000	233,719
West Corp.
11.00% due 10/15/2016 (a)	475,000	480,938
Xerox Corp.
6.75% due 02/01/2017	855,000	893,475
7.625% due 06/15/2013	125,000	131,250

		5,136,410

Cable and Television - 1.09%
Charter Communications Operating LLC
8.00% due 04/30/2012	1,225,000	1,272,469
Comcast Cable Communications, Inc.
8.375% due 05/01/2007	200,000	201,850
Comcast Corp.
4.95% due 06/15/2016	413,000	386,362
5.875% due 02/15/2018	430,000	425,413
Cox Communications, Inc.
7.125% due 10/01/2012	284,000	302,763
7.75% due 11/01/2010	100,000	107,548
Cox Enterprises, Inc.
4.375% due 05/01/2008	115,000	113,008
CSC Holdings, Inc.
7.25% due 07/15/2008	725,000	731,344
DirecTV Holdings LLC
8.375% due 03/15/2013	625,000	650,000
EchoStar Communications Corp.
5.75% due 05/15/2008	125,000	127,344
Echostar DBS Corp.
5.75% due 10/01/2008	15,000	14,944
6.625% due 10/01/2014	400,000	390,000
7.00% due 10/01/2013	150,000	149,812
Kabel Deutschland GmbH
10.625% due 07/01/2014	300,000	332,625
News America, Inc.
6.40% due 12/15/2035	200,000	198,687
Rainbow National Services LLC
8.75% due 09/01/2012	75,000	78,844
Rogers Cable, Inc.
5.50% due 03/15/2014	140,000	133,867
6.75% due 03/15/2015	200,000	206,067

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Cable and Television (continued)
Shaw Communications, Inc.
7.40% due 10/17/2007	CAD	40,000	$35,033
8.25% due 04/11/2010		$100,000	106,250
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012		1,100,000	1,135,750
8.75% due 12/15/2011		100,000	104,375
Superior Essex Communications &
Essex Group, Inc.
9.00% due 04/15/2012		225,000	234,000
Time Warner Entertainment Company LP
7.25% due 09/01/2008		345,000	354,702
8.375% due 03/15/2023		389,000	456,359
Time Warner, Inc.
5.50% due 11/15/2011		275,000	274,316
Viacom, Inc.
5.75% due 04/30/2011		85,000	85,043
6.25% due 04/30/2016		270,000	268,130
Videotron Ltee
6.375% due 12/15/2015		100,000	97,750
6.875% due 01/15/2014		435,000	437,719

			9,412,374

Cellular Communications - 1.00%
Alamosa Delaware, Inc.
11.00% due 07/31/2010		375,000	405,219
America Movil SA de CV
6.375% due 03/01/2035		223,000	217,568
American Cellular Corp.
10.00% due 08/01/2011		200,000	211,500
American Tower Corp.
3.00% due 08/15/2012		275,000	522,844
7.125% due 10/15/2012		160,000	164,400
7.25% due 12/01/2011		175,000	181,125
AT&T Broadband Corp.
8.375% due 03/15/2013		431,000	490,937
AT&T Wireless Services, Inc.
7.875% due 03/01/2011		350,000	381,769
Centennial Communications Corp.
10.00% due 01/01/2013 (a)		150,000	159,563
10.125% due 06/15/2013		475,000	511,812
Cingular Wireless Services, Inc.
8.125% due 05/01/2012		5,000	5,626
Cricket Communications, Inc.
9.375% due 11/01/2014 (a)		675,000	712,125
Digicel, Ltd.
9.25% due 09/01/2012		450,000	480,375
Dobson Cellular Systems, Inc.
8.875% due 10/01/2013 (a)		175,000	178,281
9.875% due 11/01/2012		200,000	218,000
Horizon PCS, Inc.
11.375% due 07/15/2012		125,000	139,375
MetroPCS Wireless, Inc.
9.25% due 11/01/2014		800,000	836,000
MMO2 PLC, EMTN
6.375% due 01/25/2007	EUR	32,000	42,287

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Cellular Communications (continued)
Motorola, Inc.
7.50% due 05/15/2025		$55,000	$63,797
Nextel Partners, Inc.
8.125% due 07/01/2011		175,000	182,219
Rogers Wireless, Inc.
6.375% due 03/01/2014		400,000	405,000
7.50% due 03/15/2015		50,000	54,250
8.00% due 12/15/2012		1,075,000	1,147,562
9.625% due 05/01/2011		175,000	198,625
Rural Cellular Corp.
9.875% due 02/01/2010		125,000	132,969
10.898% due 11/01/2012		75,000	78,188
UbiquiTel Operating Company
9.875% due 03/01/2011		255,000	275,400
US Unwired, Inc., Series B
10.00% due 06/15/2012		225,000	247,500

			8,644,316

Chemicals - 0.32%
Domtar, Inc.
7.875% due 10/15/2011		200,000	207,500
Dow Chemical Company
6.125% due 02/01/2011		110,000	113,079
Dow Chemical Company, EMTN
4.375% due 06/25/2010	EUR	70,000	92,719
E.I. Du Pont de Nemours & Company
5.60% due 12/15/2036		$285,000	273,424
Hercules, Inc.
6.75% due 10/15/2029		250,000	245,000
Huntsman International LLC
7.875% due 11/15/2014		675,000	680,062
Ineos Group Holdings PLC
8.50% due 02/15/2016		575,000	549,125
Lubrizol Corp.
4.625% due 10/01/2009		55,000	53,952
5.875% due 12/01/2008		180,000	181,056
Praxair, Inc.
4.75% due 07/15/2007		75,000	74,812
Rhodia SA
6.241% due 10/15/2013 (b)	EUR	200,000	263,683
Rockwood Specialties Group, Inc.
10.625% due 05/15/2011		$25,000	26,625

			2,761,037

Coal - 0.12%
Alpha Natural Resources LLC
10.00% due 06/01/2012		350,000	379,750
Foundation PA Coal Company
7.25% due 08/01/2014		450,000	457,875
Peabody Energy Corp.
7.375% due 11/01/2016		225,000	239,625

			1,077,250

Commercial Services - 0.16%
Brickman Group, Ltd., Series B
11.75% due 12/15/2009		400,000	425,000
Mac-Gray Corp.
7.625% due 08/15/2015		225,000	228,375

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Commercial Services (continued)
Rental Service Corp.
9.50% due 12/01/2014		$425,000	$438,812
Rentokil Initial PLC, Series EMTN
5.75% due 03/31/2016	GBP	150,000	287,147

			1,379,334

Computers & Business Equipment - 0.21%
Broadview Networks Holdings, Inc.
11.375% due 09/01/2012		$225,000	234,563
Cisco Systems, Inc.
5.25% due 02/22/2011		255,000	255,640
Hewlett-Packard Company
5.50% due 07/01/2007		200,000	200,219
International Business Machines Corp., MTN
3.80% due 02/01/2008		155,000	152,559
Unisys Corp.
6.875% due 03/15/2010 (a)		225,000	221,062
7.875% due 04/01/2008		425,000	423,937
8.00% due 10/15/2012		50,000	49,437
Xerox Corp.
6.40% due 03/15/2016		300,000	306,375

			1,843,792

Construction & Mining Equipment - 0.01%
Terex Corp.
7.375% due 01/15/2014		100,000	101,500

Containers & Glass - 0.53%
Ball Corp.
6.875% due 12/15/2012		625,000	637,500
Berry Plastics Holding Corp.
8.875% due 09/15/2014		250,000	253,750
9.235% due 09/15/2014 (b)		150,000	151,875
BWAY Corp.
10.00% due 10/15/2010		275,000	288,750
Graham Packaging Company
8.50% due 10/15/2012 (a)		50,000	50,500
Graphic Packaging International Corp.
8.50% due 08/15/2011		350,000	362,250
9.50% due 08/15/2013 (a)		50,000	52,750
Greif, Inc.
8.875% due 08/01/2012		200,000	210,000
Mobile Mini, Inc.
9.50% due 07/01/2013 (a)		435,000	464,363
Owens Corning, Inc.
6.50% due 12/01/2016		100,000	101,584
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		350,000	361,812
8.75% due 11/15/2012		295,000	312,700
8.875% due 02/15/2009		325,000	332,313
Owens-Illinois, Inc.
7.35% due 05/15/2008		50,000	50,312
Sealed Air Corp.
5.375% due 04/15/2008		200,000	199,038
Silgan Holdings, Inc.
6.75% due 11/15/2013		175,000	171,500
Stone Container Corp.
8.375% due 07/01/2012		400,000	392,000

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Containers & Glass (continued)
Stone Container Finance
7.375% due 07/15/2014	$200,000	$186,000

		4,578,997

Cosmetics & Toiletries - 0.02%
Chattem, Inc.
7.00% due 03/01/2014	150,000	147,750

Crude Petroleum & Natural Gas - 0.85%
Amerada Hess Corp.
7.375% due 10/01/2009	65,000	68,107
7.875% due 10/01/2029	359,000	419,058
AmeriGas Partners LP
7.25% due 05/20/2015	825,000	835,312
Atlantic Richfield Corp.
9.125% due 03/01/2011	95,000	108,963
Chaparral Energy, Inc.
8.50% due 12/01/2015	300,000	298,500
Chesapeake Energy Corp.
6.50% due 08/15/2017	1,155,000	1,129,012
6.875% due 11/15/2020	475,000	466,688
Clayton Williams Energy, Inc.
7.75% due 08/01/2013	325,000	299,813
Compton Petroleum Finance Corp.
7.625% due 12/01/2013	550,000	530,750
Denbury Resources, Inc.
7.50% due 04/01/2013	225,000	228,375
7.50% due 12/15/2015	400,000	408,000
EnCana Corp.
4.60% due 08/15/2009	165,000	161,899
5.80% due 05/01/2014	370,000	372,199
6.50% due 08/15/2034	40,000	41,224
Encore Acquisition Company
7.25% due 12/01/2017	425,000	411,187
Hilcorp Energy I LP
7.75% due 11/01/2015	425,000	417,562
10.50% due 09/01/2010	300,000	321,000
OPTI Canada, Inc.
8.25% due 12/15/2014	375,000	383,438
PetroHawk Energy Corp.
9.125% due 07/15/2013	300,000	315,000
Range Resources Corp.
7.50% due 05/15/2016	25,000	25,625
Sempra Energy
5.845% due 05/21/2008 (b)	150,000	150,059

		7,391,771

Domestic Oil - 0.42%
ConocoPhillips Company
5.30% due 04/15/2012	270,000	269,802
5.90% due 10/15/2032 (a)	150,000	152,382
Devon Financing Corp., ULC
6.875% due 09/30/2011	820,000	867,083
7.875% due 09/30/2031	155,000	186,485
Diamond Offshore Drilling, Inc.
4.875% due 07/01/2015	220,000	206,504
5.15% due 09/01/2014	375,000	359,917

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Domestic Oil (continued)
Forest Oil Corp.
8.00% due 12/15/2011	$400,000	$416,000
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	175,000	183,969
Range Resources Corp.
6.375% due 03/15/2015	625,000	609,375
Swift Energy Company
9.375% due 05/01/2012 (a)	50,000	52,750
Valero Energy Corp.
3.50% due 04/01/2009	295,000	283,294
4.75% due 04/01/2014	55,000	51,657

		3,639,218

Drugs & Health Care - 0.08%
Biovail Corp.
7.875% due 04/01/2010	150,000	153,187
CVS Corp.
3.875% due 11/01/2007	245,000	241,875
General Nutrition Centers, Inc.
8.50% due 12/01/2010	250,000	256,875
8.625% due 01/15/2011	50,000	52,625

		704,562

Educational Services - 0.20%
AAC Group Holding Corp.
zero coupon, Step up to 10.25% on
10/01/2008 due 10/01/2012	200,000	175,000
12.75% due 10/01/2012 (a)	233,686	248,876
Education Management Corp.
10.25% due 06/01/2016	1,200,000	1,269,000

		1,692,876

Electrical Equipment - 0.07%
Exelon Generation Company LLC
5.35% due 01/15/2014	190,000	186,103
General Cable Corp.
9.50% due 11/15/2010	375,000	397,500

		583,603

Electrical Utilities - 1.19%
AES Corp.
7.75% due 03/01/2014	105,000	110,775
8.875% due 02/15/2011	300,000	321,750
9.00% due 05/15/2015	945,000	1,015,875
9.375% due 09/15/2010	250,000	271,562
Alabama Power Company
3.50% due 11/15/2007	130,000	127,917
5.56% due 08/25/2009 (b)	130,000	130,459
Allegheny Energy Supply Company LLC
7.80% due 03/15/2011	275,000	295,625
8.25% due 04/15/2012	25,000	27,437
Appalachian Power Company
5.6938% due 06/29/2007 (b)	65,000	65,075
6.375% due 04/01/2036	160,000	164,287
Black Hills Corp.
6.50% due 05/15/2013	205,000	205,864
CE Electric UK Funding Company
6.995% due 12/30/2007	175,000	177,285

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
CenterPoint Energy Transition Bond Co., LLC,
Series A-2
4.97% due 08/01/2014		$150,000	$149,285
CenterPoint Energy, Inc., Series B
5.875% due 06/01/2008 (a)		95,000	95,185
7.25% due 09/01/2010		175,000	184,384
CMS Energy Corp.
8.50% due 04/15/2011		25,000	27,187
9.875% due 10/15/2007		450,000	464,062
Consumers Energy Co.
5.80% due 09/15/2035 (a)		100,000	95,106
Dominion Resources, Inc.
4.125% due 02/15/2008		55,000	54,179
Edison SpA, EMTN
5.125% due 12/10/2010	EUR	45,000	61,018
El Paso Electric Company
6.00% due 05/15/2035		$245,000	234,852
Elia System Operator SA
4.75% due 05/13/2014	EUR	61,000	82,146
Enbw International Finance BV, EMTN
5.875% due 02/28/2012		35,000	49,464
Entergy Louisiana LLC
5.83% due 11/01/2010		$30,000	29,940
FirstEnergy Corp.
6.45% due 11/15/2011		245,000	255,489
Midamerican Energy Holdings Company
6.125% due 04/01/2036		210,000	211,691
Midwest Generation LLC
8.75% due 05/01/2034		900,000	976,500
Mirant Americas Generation LLC
8.30% due 05/01/2011		375,000	384,375
Mission Energy Holding Co.
13.50% due 07/15/2008		375,000	413,437
Monongahela Power Company
5.70% due 03/15/2017		265,000	264,813
National Grid PLC, EMTN
5.00% due 07/02/2018	EUR	12,000	15,837
National Power Corp.
9.62% due 08/23/2011 (b)		$150,000	169,009
Nevada Power Company
5.875% due 01/15/2015		40,000	39,815
Orion Power Holdings, Inc.
12.00% due 05/01/2010		275,000	312,125
Pacific Gas & Electric Company
4.80% due 03/01/2014		225,000	215,668
6.05% due 03/01/2034		45,000	45,386
Pepco Holdings, Inc.
5.50% due 08/15/2007		95,000	94,924
PPL Capital Funding, Inc.
4.33% due 03/01/2009		75,000	72,971
RWE Finance BV, EMTN
5.375% due 04/18/2008	EUR	30,000	40,176
6.375% due 06/03/2013	GBP	47,000	95,896
San Diego Gas & Electric Company
5.35% due 05/15/2035 (a)		$55,000	51,826

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Electrical Utilities (continued)
Scottish Power UK PLC
8.375% due 02/20/2017	GBP	38,000	$90,508
Sierra Pacific Resources
7.803% due 06/15/2012		$125,000	130,803
8.625% due 03/15/2014 (a)		775,000	832,086
Southern California Edison Company
4.65% due 04/01/2015 (a)		345,000	326,016
Tri-State Generation & Transmission Association
6.04% due 01/31/2018		100,000	101,024
Vattenfall Treasury AB, EMTN
6.00% due 04/03/2009	EUR	30,000	41,133
Virginia Electric and Power Company
4.50% due 12/15/2010		$30,000	29,068
6.00% due 01/15/2036		290,000	289,127
Westar Energy, Inc.
5.10% due 07/15/2020		155,000	144,125
Western Power Distribution Holdings, Ltd.
6.875% due 12/15/2007		140,000	140,807
Wisconsin Electric Power Company
3.50% due 12/01/2007		105,000	103,279

			10,328,633

Electronics - 0.17%
Celestica, Inc.
7.875% due 07/01/2011 (a)		400,000	396,000
L-3 Communications Corp., Series B
6.375% due 10/15/2015		525,000	519,750
NXP BV/NXP Funding LLC
8.118% due 10/15/2013 (b)		475,000	482,125
NXP BV/NXP Funding LLC, Series REGS
8.625% due 10/15/2015	EUR	75,000	101,444

			1,499,319

Energy - 0.82%
Copano Energy LLC
8.125% due 03/01/2016		$375,000	388,125
Duke Capital LLC
6.25% due 02/15/2013		440,000	453,350
Duke Capital LLC, Series B
6.75% due 07/15/2018 (a)		80,000	84,768
Enterprise Products Operating LP
4.95% due 06/01/2010		150,000	147,467
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014		105,000	103,124
Enterprise Products Operating LP, Series B
4.00% due 10/15/2007		70,000	69,144
Ferrellgas Partners LP
8.75% due 06/15/2012		450,000	461,250
Florida Power & Light Company
6.20% due 06/01/2036		110,000	117,057
Mirant North America LLC
7.375% due 12/31/2013		1,600,000	1,624,000
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008		40,000	41,452
NRG Energy, Inc.
7.25% due 02/01/2014		375,000	377,813
7.375% due 02/01/2016		2,380,000	2,391,900

Spectrum Income Trust (continued)

		Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Energy (continued)
Progress Energy, Inc.
5.625% due 01/15/2016 (a)		$380,000	$379,115
Stone Energy Corp.
8.1238% due 07/15/2010 (b)		375,000	371,250
TXU Energy Company LLC
6.125% due 03/15/2008		40,000	40,252
Xcel Energy, Inc.
7.00% due 12/01/2010		25,000	26,368

			7,076,435

Financial Services - 3.92%
AGY Holding Corp.
11.00% due 11/15/2014		250,000	250,000
AIG SunAmerica Global Financing XII
5.30% due 05/30/2007		65,000	64,975
Altadis Emisiones Financial
4.00% due 12/11/2015	EUR	50,000	62,038
Altria Finance Cayman Islands, Ltd.
5.625% due 06/24/2008		50,000	67,286
American Commercial Lines, Inc.
9.50% due 02/15/2015		$350,000	388,937
American Express Company
5.25% due 09/12/2011		230,000	230,248
5.50% due 09/12/2016		40,000	40,318
American Express Credit Corp., EMTN
3.625% due 10/13/2009	EUR	53,000	68,808
American General Finance Corp., Series I, MTN
5.40% due 12/01/2015		$220,000	217,787
American Honda Finance Corp.
4.50% due 05/26/2009		335,000	329,234
Arch Western Finance LLC
6.75% due 07/01/2013		250,000	248,125
BCP Crystal Holdings Corp.
9.625% due 06/15/2014		800,000	884,000
Bear Stearns Companies, Inc.
5.50% due 08/15/2011		270,000	272,660
5.55% due 01/22/2017 (a)		105,000	104,936
7.80% due 08/15/2007		150,000	152,227
BHP Billiton Finance USA, Ltd.
4.80% due 04/15/2013		325,000	315,327
Boeing Capital Corp., MTN, Series X
6.35% due 11/15/2007 (a)		140,000	140,840
Capital One Bank
6.50% due 06/13/2013		395,000	416,381
Capital One Financial Corp.
4.738% due 05/17/2007		140,000	139,595
6.15% due 09/01/2016		190,000	196,500
Caterpillar Financial Services Corp.
4.50% due 06/15/2009		125,000	122,930
Caterpillar Financial Services Corp., MTN, Series F
4.50% due 09/01/2008		120,000	118,480
CIT Group, Inc.
5.50% due 11/30/2007		55,000	55,121
6.00% due 04/01/2036		155,000	152,827
CIT Group, Inc., GMTN
4.25% due 09/22/2011	EUR	100,000	130,889

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
CIT Group, Inc., MTN
5.5238% due 08/15/2008 (b)		$100,000	$100,206
Citigroup, Inc.
3.625% due 02/09/2009		110,000	106,747
3.875% due 05/21/2010	EUR	34,000	44,493
4.75% due 02/10/2019 (b)		100,000	134,544
5.00% due 09/15/2014		$175,000	170,869
5.30% due 01/07/2016 (a)		250,000	248,016
Countrywide Financial Corp.
6.25% due 05/15/2016		430,000	438,270
Countrywide Home Loans, Inc., MTN
4.125% due 09/15/2009		130,000	126,254
Credit Suisse First Boston USA, Inc.
4.875% due 08/15/2010		300,000	296,736
Credit Suisse USA, Inc.
5.50% due 08/16/2011		170,000	171,853
ERP Operating LP
3.85% due 08/15/2026		13,000	13,338
Ford Motor Credit Company
5.80% due 01/12/2009		280,000	274,916
6.315% due 03/21/2007 (b)		45,000	44,991
6.50% due 01/25/2007 (a)		50,000	50,008
6.9438% due 01/15/2010 (b)		85,000	83,125
7.375% due 10/28/2009		115,000	115,245
9.8238% due 04/15/2012 (b)		2,200,000	2,331,428
Franklin Resources, Inc.
3.70% due 04/15/2008		60,000	58,765
Fund American Companies, Inc.
5.875% due 05/15/2013		185,000	183,895
GATX Financial Corp.
5.50% due 02/15/2012		630,000	626,750
GE Capital European Funding, Series EMTN
3.50% due 02/14/2013	EUR	100,000	127,305
GE Capital UK Funding, EMTN
5.625% due 12/12/2014	GBP	145,000	287,074
General Electric Capital Corp.
6.125% due 02/22/2011		$190,000	196,403
General Electric Capital Corp., MTN
5.375% due 10/20/2016		335,000	335,597
General Electric Capital Corp., Series A
5.875% due 02/15/2012		500,000	514,157
General Electric Capital Corp., Series REGS
4.625% due 09/15/2066 (b)	EUR	80,000	106,201
General Electric Capital Corp., Series A, MTN
5.00% due 06/15/2007		$110,000	109,851
6.00% due 06/15/2012		50,000	51,759
General Motors Acceptance Corp.
5.625% due 05/15/2009		270,000	267,868
6.3238% due 07/16/2007 (a)(b)		155,000	155,122
6.75% due 12/01/2014 (a)		1,325,000	1,360,951
8.00% due 11/01/2031		2,475,000	2,841,468
GIE Suez Alliance, EMTN
5.125% due 06/24/2015	EUR	75,000	103,580
Global Cash Access LLC
8.75% due 03/15/2012		$450,000	472,500

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
GMAC LLC, Series EMTN
5.75% due 09/27/2010	EUR	40,000	$53,841
Goldman Sachs Capital, Inc.
6.345% due 02/15/2034		$926,000	937,343
Goldman Sachs Group, Inc.
4.125% due 01/15/2008 (a)		100,000	98,857
4.25% due 08/04/2010	EUR	68,000	89,626
5.4966% due 07/02/2007 (b)		$55,000	55,052
6.60% due 01/15/2012		150,000	158,574
Hartford Financial Services Group, Inc.
5.25% due 10/15/2011		260,000	259,423
HSBC Finance Corp.
4.125% due 11/16/2009		150,000	145,832
5.00% due 06/30/2015		400,000	388,946
5.50% due 01/19/2016		430,000	432,030
5.75% due 01/30/2007		80,000	80,026
HSBC USA, Inc.
4.625% due 04/01/2014 (a)		100,000	95,318
International Lease Finance Corp.
3.75% due 08/01/2007		140,000	138,643
International Lease Finance Corp., EMTN
4.125% due 10/09/2008	EUR	66,000	86,958
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011		$310,000	311,040
iPayment Investors LP
12.75% due 07/15/2014 (b)		325,000	346,125
iPayment,Inc.
9.75% due 05/15/2014		475,000	488,063
iPCS, Inc.
11.50% due 05/01/2012		300,000	333,000
Jefferies Group, Inc.
6.25% due 01/15/2036		245,000	237,662
John Deere Capital Corp, Series D, MTN
4.375% due 03/14/2008		100,000	98,834
John Deere Capital Corp.
3.90% due 01/15/2008		75,000	73,953
7.00% due 03/15/2012		380,000	406,652
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036		110,000	118,984
JPMorgan Chase & Company, EMTN
4.25% due 06/09/2011	EUR	38,000	50,134
4.375% due 11/12/2019 (b)		50,000	65,254
JSG Funding PLC
7.75% due 04/01/2015		$250,000	240,000
9.625% due 10/01/2012		400,000	424,000
Legg Mason, Inc.
6.75% due 07/02/2008		135,000	137,680
Lehman Brothers Holdings, Inc.
5.75% due 01/03/2017		325,000	329,159
Lehman Brothers Holdings, Inc., Series MTNG
3.95% due 11/10/2009		300,000	289,985
Mangrove Bay Pass Through Trust
6.102% due 07/15/2033 (b)		200,000	195,088
MBNA America Bank NA, EMTN
4.625% due 08/03/2009		250,000	246,583

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
MBNA Europe Funding Plc, EMTN
4.50% due 01/23/2009	EUR	32,000	$42,558
Mellon Funding Corp.
6.375% due 11/08/2011	GBP	120,000	242,922
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016		$555,000	575,003
6.22% due 09/15/2026		240,000	249,343
Merrill Lynch & Company, Inc., EMTN
4.625% due 10/02/2013	EUR	62,000	83,088
Merrill Lynch & Company, Inc., Series CPI
4.33% due 03/02/2009 (b)		$130,000	123,906
Metropolitan Life Global Funding
5.125% due 11/09/2011		435,000	431,672
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd.
6.346% due 07/29/2049 (a)(b)		200,000	202,978
Mizuho Capital Investment 1, Ltd.
6.686% due 03/29/2049 (b)		120,000	121,070
Morgan Stanley
4.00% due 01/15/2010		300,000	290,282
Morgan Stanley, Series GMTN
5.125% due 11/30/2015	GBP	100,000	189,618
Morgan Stanley, Series MTN
6.25% due 08/09/2026		$100,000	104,569
National Rural Utilities Cooperative Finance Corp.
3.875% due 02/15/2008 (a)		170,000	167,369
4.375% due 10/01/2010 (a)		100,000	97,044
Nationwide Building Society, EMTN
3.375% due 08/17/2015 (b)	EUR	53,000	67,741
Nell AF SARL
8.375% due 08/15/2015 (a)		$650,000	667,875
8.375% due 08/15/2015	EUR	50,000	70,764
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013		$600,000	537,750
Nexstar Finance, Inc.
7.00% due 01/15/2014		275,000	258,500
Nisource Finance Corp.
5.94% due 11/23/2009 (b)		120,000	120,036
Nissan Motor Acceptance Corp.
4.625% due 03/08/2010		100,000	97,205
PNC Funding Corp.
4.20% due 03/10/2008		250,000	245,319
Residential Capital Corp.
5.125% due 05/17/2012	EUR	50,000	66,307
6.125% due 11/21/2008		$134,000	134,664
6.4738% due 04/17/2009 (b)		155,000	156,559
7.2044% due 04/17/2009 (b)		120,000	120,644
Sally Holdings LLC
9.25% due 11/15/2014		400,000	407,500
Sand Rdige Bridge Loan
3.77% due 11/30/2007		1,000,000	1,007,500
SLM Corp., MTN
5.625% due 08/01/2033		40,000	38,336
SLM Corp., MTN, Series A
5.5769% due 01/26/2009 (b)		180,000	180,636

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Financial Services (continued)
SLM Corp., Series CPI
4.30% due 04/01/2009 (b)		$315,000	$306,278
Sovereign Capital Trust VI
7.908% due 06/13/2036		230,000	258,703
Stripes Acquisition LLC
10.625% due 12/15/2013		123,000	133,455
Sun Life Canada US Capital Trust
8.526% due 05/29/2049		230,000	241,572
Sun Life Financial Global Funding LP
5.6138% due 10/06/2013 (b)		250,000	249,999
Torchmark Corp.
6.375% due 06/15/2016		220,000	227,241
Toyota Motor Credit Corp.
2.875% due 08/01/2008		215,000	207,178
UBS AG
4.50% due 09/16/2019	EUR	60,000	79,801

			33,936,404

Food & Beverages - 0.46%
B&G Foods Holding Corp.
8.00% due 10/01/2011		$475,000	479,750
Cott Beverages USA, Inc.
8.00% due 12/15/2011		210,000	214,200
Del Monte Corp.
8.625% due 12/15/2012		300,000	316,500
Diageo Capital PLC
5.125% due 01/30/2012		365,000	360,442
General Mills, Inc.
3.875% due 11/30/2007		200,000	197,004
General Mills, Inc., MTN
6.378% due 10/15/2008		225,000	228,341
McCormick & Company, Inc.
5.20% due 12/15/2015		170,000	165,721
5.80% due 07/15/2011		120,000	121,940
McCormick & Company, Inc., MTN
3.35% due 04/15/2009		95,000	91,743
Nutro Products, Inc.
9.40% due 10/15/2013 (b)		400,000	414,000
10.75% due 04/15/2014		350,000	382,375
Panamerican Beverages, Inc.
7.25% due 07/01/2009		30,000	31,125
PepsiAmericas, Inc.
4.875% due 01/15/2015		45,000	43,082
SABMiller PLC
6.20% due 07/01/2011		465,000	475,942
Sysco Corp.
5.375% due 09/21/2035 (a)		85,000	80,309
Tate & Lyle International Finance PlC
6.125% due 06/15/2011		200,000	203,100
Tricon Global Restaurants, Inc.
7.65% due 05/15/2008		155,000	159,341
William Wrigley Jr. Company
4.65% due 07/15/2015		50,000	47,528

			4,012,443

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Forest Products - 0.01%
Weyerhaeuser Company
7.375% due 03/15/2032	$100,000	$104,383

Furniture & Fixtures - 0.06%
Sealy Mattress Company
8.25% due 06/15/2014 (a)	475,000	496,375

Gas & Pipeline Utilities - 0.66%
ANR Pipeline Company
8.875% due 03/15/2010	105,000	110,154
Aquila Canada Finance Corp.
7.75% due 06/15/2011 (a)	150,000	158,286
Atlas Pipeline Partners LP
8.125% due 12/15/2015	225,000	231,188
Atmos Energy Corp.
4.00% due 10/15/2009	190,000	182,780
5.95% due 10/15/2034 (a)	35,000	32,684
Boardwalk Pipelines LLC
5.50% due 02/01/2017	85,000	81,879
Colorado Interstate Gas Company
5.95% due 03/15/2015	275,000	271,333
6.80% due 11/15/2015	350,000	363,924
Duke Capital LLC
7.50% due 10/01/2009	110,000	115,739
El Paso Natural Gas, Series A
7.625% due 08/01/2010	15,000	15,675
Kinder Morgan Finance Company, ULC
5.70% due 01/05/2016	440,000	403,708
Kinder Morgan, Inc.
6.50% due 09/01/2012	170,000	170,806
National Gas Company
6.05% due 01/15/2036	100,000	97,530
National Gas Co of Trinidad & Tobago Ltd,
Series REGS
6.05% due 01/15/2036	100,000	98,296
Panhandle Eastern Pipe Line Company
4.80% due 08/15/2008	135,000	132,996
Panhandle Eastern Pipe Line Company, Series B
2.75% due 03/15/2007	112,000	111,338
Piedmont Natural Gas Company
6.00% due 12/19/2033	10,000	10,107
Praxair, Inc.
6.50% due 03/01/2008	100,000	101,317
Roseton/Danskammer, Series A
7.27% due 11/08/2010	150,000	153,375
Southern California Gas Company
5.75% due 11/15/2035	335,000	334,270
Southern Natural Gas Company
8.875% due 03/15/2010	405,000	424,881
Sunoco, Inc.
4.875% due 10/15/2014	25,000	23,405
5.75% due 01/15/2017	240,000	235,174
Williams Companies, Inc.
7.625% due 07/15/2019	50,000	53,500
7.75% due 06/15/2031 (a)	75,000	78,750
8.125% due 03/15/2012 (a)	1,450,000	1,569,625
8.75% due 03/15/2032	25,000	28,250

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Gas & Pipeline Utilities (continued)
Williams Companies, Inc., Series A
7.50% due 01/15/2031		$125,000	$129,688

			5,720,658

Gold - 0.01%
Newmont Mining Corp.
5.875% due 04/01/2035		125,000	116,192

Healthcare Products - 0.09%
Fresenius Medical Care Capital Trust
7.875% due 02/01/2008		220	223,300
7.875% due 06/15/2011		25,000	26,188
Medtronic, Inc., Series B
4.375% due 09/15/2010		125,000	121,277
4.75% due 09/15/2015		285,000	269,981
VWR International, Inc.
8.00% due 04/15/2014 (a)		175,000	180,250

			820,996

Healthcare Services - 0.30%
Cardinal Health, Inc.
3.50% due 10/02/2009		250,000	250,119
Concentra Operating Corp.
9.125% due 06/01/2012		175,000	183,750
9.50% due 08/15/2010		300,000	315,000
CRC Health Corp.
10.75% due 02/01/2016		200,000	215,000
Davita, Inc.
6.625% due 03/15/2013		275,000	275,688
7.25% due 03/15/2015		175,000	178,500
Team Health, Inc.
11.25% due 12/01/2013		175,000	181,125
US Oncology, Inc.
9.00% due 08/15/2012		125,000	131,875
10.75% due 08/15/2014 (a)		75,000	82,875
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014		475,000	480,937
WellPoint, Inc.
4.25% due 12/15/2009		35,000	34,021
5.00% due 01/15/2011		255,000	251,888

			2,580,778

Holdings Companies/Conglomerates - 0.15%
Hutchison Whampoa Finance, Ltd.
5.875% due 07/08/2013	EUR	58,000	81,956
6.95% due 08/01/2007		$100,000	100,798
Leucadia National Corp.
7.00% due 08/15/2013		360,000	365,400
Visant Corp.
7.625% due 10/01/2012		300,000	303,750
Visant Holding Corp.
zero coupon, Step up to 10.25% on
12/01/2008 due 12/01/2013		525,000	463,313

			1,315,217

Homebuilders - 0.13%
Centex Corp.
4.55% due 11/01/2010		145,000	139,571
5.45% due 08/15/2012		235,000	231,229

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Homebuilders (continued)
Lennar Corp., Series B
5.60% due 05/31/2015		$180,000	$172,112
5.95% due 10/17/2011 (a)		25,000	25,148
6.115% due 03/19/2009 (b)		65,000	65,018
MDC Holdings, Inc., MTN
5.375% due 12/15/2014		55,000	51,173
NVR, Inc.
5.00% due 06/15/2010		100,000	97,550
Pulte Homes, Inc.
4.875% due 07/15/2009		65,000	64,006
5.20% due 02/15/2015		310,000	295,353
Ryland Group, Inc.
5.375% due 01/15/2015 (a)		15,000	13,950

			1,155,110

Hotels & Restaurants - 0.28%
American Casino & Entertainment Properties LLC
7.85% due 02/01/2012		375,000	382,969
Buffalo Thunder Development Authority
9.375% due 12/15/2014		400,000	406,000
Harrah’s Operating Company, Inc.
5.50% due 07/01/2010		445,000	436,167
O’Charleys, Inc.
9.00% due 11/01/2013		225,000	236,250
Poster Financial Group, Inc.
8.75% due 12/01/2011		375,000	389,062
Real Mex Restaurants, Inc.
10.00% due 04/01/2010		150,000	158,250
Restaurant Company
10.00% due 10/01/2013 (a)		250,000	235,313
Yum! Brands, Inc.
7.70% due 07/01/2012		130,000	142,113

			2,386,124

Household Appliances - 0.02%
Gregg Appliances, Inc.
9.00% due 02/01/2013		50,000	47,750
Whirlpool Corp.
6.125% due 06/15/2011		135,000	137,432

			185,182

Household Products - 0.06%
Simmons Bedding Company
zero coupon, Step up to 10.00% on
12/15/2009 due 12/15/2014 (a)		325,000	255,125
7.875% due 01/15/2014 (a)		225,000	227,813

			482,938

Industrial Machinery - 0.05%
H&E Equipment Services, Inc.
8.375% due 07/15/2016		375,000	392,813

Insurance - 0.48%
ACE INA Holdings, Inc.
5.875% due 06/15/2014 (a)		130,000	132,496
Allstate Financial Global Funding
5.25% due 02/01/2007		85,000	84,993
Allstate Life Funding LLC, EMTN
6.375% due 01/17/2011	GBP	47,000	94,128

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Insurance (continued)
ASIF II, EMTN
5.625% due 02/01/2012	GBP	47,000	$92,244
Cigna Corp.
7.40% due 05/15/2007		$60,000	60,393
Cincinnati Financial Corp.
6.92% due 05/15/2028		125,000	138,351
Genworth Financial, Inc.
5.75% due 06/15/2014 (a)		360,000	366,813
6.15% due 11/15/2066 (b)		153,000	152,784
Highmark, Inc.
6.80% due 08/15/2013		185,000	194,029
ING Security Life Institutional Funding
2.70% due 02/15/2007		165,000	164,399
Jefferson-Pilot Capital Trust A
8.14% due 01/15/2046		100,000	104,153
Marsh & McLennan Companies, Inc.
5.375% due 07/15/2014 (a)		545,000	524,417
MassMutual Global Funding II
3.25% due 06/15/2007		120,000	118,889
Monumental Global Funding, Ltd., EMTN
5.375% due 03/13/2009	EUR	38,000	51,323
Nationwide Financial Services, Inc.
5.90% due 07/01/2012		$170,000	173,259
Nationwide Mutual Insurance Company
6.60% due 04/15/2034		110,000	107,672
New York Life Global Funding
4.625% due 08/16/2010		215,000	210,743
NLV Financial Corp.
7.50% due 08/15/2033		140,000	152,467
Ohio National Financial Services, Inc.
6.35% due 04/01/2013		15,000	15,474
Pacific Life Funding LLC, EMTN
5.125% due 01/20/2015	GBP	87,000	167,088
5.50% due 05/14/2009	EUR	38,000	51,499
Principal Financial Group, Inc.
6.05% due 10/15/2036		$180,000	184,731
Principal Life Global Funding I
5.25% due 01/15/2013		160,000	158,525
Principal Life Income Funding Trusts
5.20% due 11/15/2010		35,000	34,920
Principal Financial Global Funding LLC, EMTN
4.50% due 01/22/2009	EUR	38,000	50,265
Prudential Funding LLC, MTN
6.60% due 05/15/2008		$150,000	152,084
RLI Corp.
5.95% due 01/15/2014		30,000	29,402
Security Benefit Life Insurance Company
7.45% due 10/01/2033		80,000	89,622
The St. Paul Companies, Inc.
5.75% due 03/15/2007		45,000	45,045
Transatlantic Holdings, Inc.
5.75% due 12/14/2015		150,000	149,373
Travelers Insurance Company Institutional
Funding, Ltd.
5.75% due 12/06/2011	GBP	47,000	92,687

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Insurance (continued)
Travelers Property Casualty Corp.
3.75% due 03/15/2008		$35,000	$34,188

			4,178,456

International Oil - 0.37%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033		65,000	65,040
Newfield Exploration Company
6.625% due 09/01/2014		30,000	30,000
Pemex Project Funding Master Trust
5.75% due 12/15/2015 (a)		625,000	620,625
6.625% due 06/15/2035		505,000	516,615
6.66% due 06/15/2010 (b)		345,000	354,143
7.75% due 09/28/2049		286,000	297,726
8.625% due 02/01/2022		225,000	278,100
Pemex Project Funding Master Trust, Series REGS
6.25% due 08/05/2013	EUR	60,000	85,668
Petro-Canada
5.95% due 05/15/2035		$235,000	222,837
PF Export Receivables Master Trust
6.436% due 06/01/2015		61,730	62,965
Transocean, Inc.
5.5906% due 09/05/2008		250,000	250,151
XTO Energy, Inc.
5.65% due 04/01/2016		185,000	182,887
YPF SA, MTN, Series C
10.00% due 11/02/2028		195,000	230,100

			3,196,857

Investment Companies - 0.05%
Allied Capital Corp.
6.00% due 04/01/2012		235,000	232,449
BES Finance, Ltd., EMTN
6.25% due 05/17/2011	EUR	60,000	84,861
Xstrata Finance Canada, Ltd.
5.50% due 11/16/2011		$140,000	139,966

			457,276

Leisure Time - 0.69%
AMC Entertainment, Inc.
8.00% due 03/01/2014		25,000	24,937
11.00% due 02/01/2016		625,000	701,563
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010		175,000	181,344
Boyd Gaming Corp.
8.75% due 04/15/2012		200,000	209,000
Chukchansi Economic Development Authority
8.8769% due 11/15/2012 (b)		125,000	128,437
Cinemark USA, Inc.
9.00% due 02/01/2013		250,000	265,000
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014		625,000	536,719
Festival Fun Parks LLC
10.875% due 04/15/2014		100,000	100,250
International Speedway Corp.
4.20% due 04/15/2009		80,000	77,676

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Leisure Time (continued)
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014		$175,000	$175,875
Lottomatica SpA
4.80% due 12/22/2008	EUR	30,000	39,830
MGM Mirage, Inc.
6.00% due 10/01/2009		$155,000	154,612
6.625% due 07/15/2015		350,000	333,375
6.75% due 09/01/2012		15,000	14,775
8.50% due 09/15/2010		325,000	347,750
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012		100,000	102,500
Park Place Entertainment Corp.
9.375% due 02/15/2007		250,000	250,625
Penn National Gaming, Inc.
6.75% due 03/01/2015		625,000	612,500
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012		100,000	101,000
Pokagon Gaming Authority
10.375% due 06/15/2014		425,000	465,375
Royal Caribbean Cruises, Ltd.
7.00% due 06/15/2013 (a)		100,000	101,784
Speedway Motorsports, Inc.
6.75% due 06/01/2013		380,000	380,000
Station Casinos, Inc.
6.00% due 04/01/2012		10,000	9,487
Town Sports International, Inc.
9.625% due 04/15/2011		162,000	171,113
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015 (a)		300,000	298,500
Tunica-Biloxi Gaming Authority
9.00% due 11/15/2015		225,000	232,875

			6,016,902

Life Sciences - 0.05%
Fisher Scientific International, Inc.
6.125% due 07/01/2015		450,000	444,874

Manufacturing - 0.32%
3M Company, MTN
5.125% due 11/06/2009 (a)		183,000	183,487
General Dynamics Corp.
4.50% due 08/15/2010		150,000	146,814
Koppers, Inc.
9.875% due 10/15/2013		149,000	162,037
Procter & Gamble Company
4.95% due 08/15/2014		370,000	361,348
RBS Global & Rexnord Corp.
9.50% due 08/01/2014		725,000	754,000
11.75% due 08/01/2016		100,000	104,500
Sanmina Sci Corp.
3.67% due 01/31/2008		300,000	300,843
Stewart & Stevenson LLC
10.00% due 07/15/2014		375,000	393,750
Tyco International Group SA
6.375% due 10/15/2011		340,000	355,807

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Manufacturing (continued)
Tyco International Group SA, EMTN
5.50% due 11/19/2008	EUR	13,000	$17,495

			2,780,081

Medical-Hospitals - 0.33%
Community Health Systems, Inc.
6.50% due 12/15/2012		$300,000	295,500
Genesis Healthcare Corp.
8.00% due 10/15/2013		375,000	390,938
HCA, Inc.
8.75% due 09/01/2010		575,000	599,437
9.25% due 11/15/2016		1,100,000	1,178,375
Triad Hospitals, Inc.
7.00% due 11/15/2013		400,000	402,500

			2,866,750

Metal & Metal Products - 0.15%
Gibraltar Industries, Inc., Series B
8.00% due 12/01/2015		525,000	517,781
Hawk Corp.
8.75% due 11/01/2014		300,000	299,250
Indalex Holding Corp.
11.50% due 02/01/2014		175,000	182,000
Novelis, Inc.
7.25% due 02/15/2015		275,000	266,063
Rio Tinto Finance PLC, EMTN
5.125% due 05/10/2007	EUR	26,000	34,443

			1,299,537

Mining - 0.07%
Barrick Gold Finance Company
4.875% due 11/15/2014		$25,000	23,692
Placer Dome, Inc.
6.45% due 10/15/2035		25,000	25,309
Rio Tinto Finance USA, Ltd.
2.625% due 09/30/2008		135,000	129,131
Vale Overseas, Ltd.
6.875% due 11/21/2036		425,000	435,899

			614,031

Office Furnishings & Supplies - 0.12%
ACCO Brands Corp.
7.625% due 08/15/2015		150,000	147,375
IKON Office Solutions, Inc.
7.75% due 09/15/2015		400,000	419,000
Interface, Inc.
10.375% due 02/01/2010		275,000	303,875
Staples, Inc.
7.125% due 08/15/2007		200,000	201,630

			1,071,880

Paper - 0.53%
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008		175,000	168,438
8.55% due 08/01/2010 (a)		250,000	237,500
Boise Cascade LLC
7.125% due 10/15/2014 (a)		530,000	512,775
Celulosa Arauco y Constitucion SA
5.125% due 07/09/2013 (a)		70,000	67,658

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Paper (continued)
Celulosa Arauco y Constitucion SA (continued)
8.625% due 08/15/2010		$180,000	$197,661
Domtar, Inc.
5.375% due 12/01/2013		150,000	135,750
9.50% due 08/01/2016		50,000	55,250
Georgia-Pacific Corp.
7.00% due 01/15/2015		175,000	174,563
7.125% due 01/15/2017		650,000	648,375
7.70% due 06/15/2015		275,000	280,156
8.125% due 05/15/2011		300,000	315,000
Jefferson Smurfit Corp.
8.25% due 10/01/2012		150,000	146,250
NewPage Corp.
10.00% due 05/01/2012 (a)		25,000	26,437
11.6213% due 05/01/2012 (b)		150,000	162,000
12.00% due 05/01/2013 (a)		150,000	158,625
Norske Skog Canada, Ltd.
7.375% due 03/01/2014		300,000	284,250
Quebecor World, Inc.
9.75% due 01/15/2015		250,000	251,875
Verso Paper Holdings LLC
9.125% due 08/01/2014		300,000	312,750
11.375% due 08/01/2016		375,000	393,750
Verso Paper Holdings LLC and Verso Paper, Inc.
9.25% due 08/01/2014		75,000	76,125

			4,605,188

Petroleum Services - 0.35%
BP Canada Finance Company
3.375% due 10/31/2007		50,000	49,218
Complete Production Services, Inc.
8.00% due 12/15/2016		350,000	358,750
Gaz Capital for Gazprom, Series EMTN
4.56% due 12/09/2012	EUR	100,000	130,007
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034 (a)		$1,065,000	1,373,850
Halliburton Company
5.50% due 10/15/2010		355,000	354,369
Hanover Compressor Company
7.50% due 04/15/2013		275,000	277,750
9.00% due 06/01/2014		100,000	108,000
Hanover Equipment Trust
8.75% due 09/01/2011		275,000	286,688
Premcor Refining Group, Inc.
6.75% due 02/01/2011		110,000	114,237

			3,052,869

Pharmaceuticals - 0.17%
AmerisourceBergen Corp.
5.625% due 09/15/2012		375,000	368,653
Aventis SA, EMTN
4.25% due 09/15/2010	EUR	54,000	71,197
Hospira, Inc.
4.95% due 06/15/2009		$70,000	68,621
Merck & Company, Inc.
2.50% due 03/30/2007		90,000	89,411

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Pharmaceuticals (continued)
Mylan Laboratories, Inc.
5.75% due 08/15/2010	$150,000	$149,625
Omnicare, Inc.
6.75% due 12/15/2013	300,000	296,250
6.875% due 12/15/2015 (a)	125,000	123,437
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	180,000	176,009
Warner Chilcott Corp.
8.75% due 02/01/2015	130,000	133,250

		1,476,453

Photography - 0.06%
Eastman Kodak Company
7.25% due 11/15/2013	535,000	531,860

Plastics - 0.03%
Covalence Specialty Materials Corp.
10.25% due 03/01/2016	250,000	228,750

Publishing - 0.46%
Dex Media East LLC
9.875% due 11/15/2009	125,000	130,937
12.125% due 11/15/2012	200,000	220,250
Dex Media West LLC
9.875% due 08/15/2013	375,000	408,750
Dex Media, Inc., Series *
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	25,000	22,312
Haights Cross Communications, Inc.
12.50% due 08/15/2011 (a)	175,000	110,469
Haights Cross Operating Company
11.75% due 08/15/2011	275,000	282,219
Idearc, Inc.
8.00% due 11/15/2016	1,705,000	1,736,969
Medianews Group, Inc.
6.375% due 04/01/2014	50,000	43,000
6.875% due 10/01/2013	375,000	339,375
Morris Publishing Group LLC
7.00% due 08/01/2013	510,000	483,225
Sun Media Corp.
7.625% due 02/15/2013	225,000	228,094

		4,005,600

Railroads & Equipment - 0.10%
Canadian National Railway Company
6.25% due 08/01/2034 (a)	59,000	63,010
Grupo Transportacion Ferroviaria Mexicana,
S.A. de C.V.
9.375% due 05/01/2012	100,000	106,750
Norfolk Southern Corp.
5.59% due 05/17/2025	25,000	24,245
6.00% due 04/30/2008	200,000	201,574
7.25% due 02/15/2031	30,000	35,038
7.35% due 05/15/2007	245,000	246,698
Union Pacific Corp.
3.875% due 02/15/2009	125,000	121,290
5.75% due 10/15/2007	75,000	75,041

		873,646

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Real Estate - 0.58%
AMB Property LP, MTN
5.90% due 08/15/2013	$40,000	$40,483
Archstone-Smith Operating Trust, REIT
5.25% due 05/01/2015	150,000	147,177
5.625% due 08/15/2014	15,000	15,087
AvalonBay Communities, Inc., MTN
6.625% due 09/15/2011	255,000	267,897
AvalonBay Communities, Inc., REIT
4.95% due 03/15/2013	55,000	53,430
6.125% due 11/01/2012 (a)	175,000	181,308
BF Saul, REIT
7.50% due 03/01/2014	150,000	152,437
Camden Property Trust, REIT
4.375% due 01/15/2010 (a)	80,000	77,882
Developers Diversified Realty Corp., REIT
3.875% due 01/30/2009	25,000	24,212
Federal Realty Investment Trust
6.00% due 07/15/2012	125,000	127,577
Felcor Lodging LP, REIT
9.00% due 06/01/2011	175,000	186,375
Host Marriott LP, REIT
6.375% due 03/15/2015	75,000	73,969
7.125% due 11/01/2013	425,000	434,562
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	1,325,000	1,326,656
Kimco Realty Corp., MTN, REIT
4.904% due 02/18/2015	55,000	52,333
Reckson Operating Partnership, REIT
6.00% due 03/31/2016	200,000	195,186
Simon Property Group LP, REIT
4.60% due 06/15/2010	125,000	121,915
5.375% due 06/01/2011	50,000	49,995
Simon Property Group, LP, REIT
3.75% due 01/30/2009	250,000	242,809
USB Realty Corp.
6.091% due 12/22/2049 (b)	300,000	299,043
Ventas Realty LP, REIT
6.75% due 06/01/2010	175,000	180,250
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	700,000	717,500
Vornado Realty LP, REIT
4.50% due 08/15/2009 (a)	70,000	68,189

		5,036,272

Retail - 0.22%
Bon-Ton Stores, Inc.
10.25% due 03/15/2014 (a)	325,000	332,312
Home Depot, Inc.
3.75% due 09/15/2009 (a)	100,000	96,399
5.20% due 03/01/2011	165,000	164,136
5.40% due 03/01/2016	425,000	415,670
JC Penney Company, Inc.
7.375% due 08/15/2008	95,000	97,284
Leslie's Poolmart
7.75% due 02/01/2013	275,000	273,625

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Retail (continued)
Sunstate Equipment Company LLC
10.50% due 04/01/2013		$350,000	$370,125
Target Corp.
7.50% due 08/15/2010		150,000	161,047

			1,910,598

Retail Grocery - 0.17%
Couche-Tard US LP
7.50% due 12/15/2013		425,000	434,563
Pathmark Stores, Inc.
8.75% due 02/01/2012		325,000	325,406
Safeway, Inc.
4.125% due 11/01/2008		55,000	53,720
The Kroger Company
7.80% due 08/15/2007		95,000	96,327
8.05% due 02/01/2010		500,000	534,978

			1,444,994

Retail Trade - 0.45%
American Greetings Corp.
7.375% due 06/01/2016		100,000	102,750
Fortune Brands, Inc.
5.125% due 01/15/2011 (a)		70,000	68,690
6.25% due 04/01/2008		200,000	201,102
FTD, Inc.
7.75% due 02/15/2014		500,000	500,625
GSC Holdings Corp.
8.00% due 10/01/2012 (a)		1,125,000	1,175,625
J.C. Penney Company, Inc.
9.00% due 08/01/2012		370,000	423,074
May Department Stores Company
3.95% due 07/15/2007		100,000	99,028
Neff Corp.
11.25% due 06/15/2012		350,000	381,500
Payless Shoesource, Inc.
8.25% due 08/01/2013		25,000	26,000
Target Corp.
5.50% due 04/01/2007		100,000	100,015
The Pantry, Inc.
7.75% due 02/15/2014		350,000	352,188
Wal-Mart Stores, Inc.
4.75% due 01/29/2013	GBP	78,000	148,333
5.25% due 09/01/2035		$210,000	192,843
6.875% due 08/10/2009		145,000	151,065

			3,922,838

Sanitary Services - 0.13%
Allied Waste North America, Inc.
8.50% due 12/01/2008		250,000	262,812
Allied Waste North America, Inc., Series B
9.25% due 09/01/2012		200,000	212,500
Casella Waste Systems, Inc.
9.75% due 02/01/2013		625,000	654,688
Oakmont Asset Trust
4.514% due 12/22/2008		20,000	19,523

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

CORPORATE BONDS (continued)

Sanitary Services (continued)
Waste Management, Inc.
7.375% due 05/15/2029	$15,000	$16,938

		1,166,461

Semiconductors - 0.57%
Conexant Systems, Inc.
4.00% due 03/01/2026	175,000	158,029
9.125% due 11/15/2010 (b)	325,000	330,688
Flextronics International, Ltd.
6.25% due 11/15/2014 (a)	175,000	168,875
Freescale Semiconductor, Inc.
7.369% due 12/15/2014	1,000,000	1,004,460
8.875% due 12/15/2014	325,000	323,781
9.245% due 12/15/2014	275,000	272,594
10.125% due 12/15/2016	800,000	802,000
Intel Corp.
2.95% due 12/15/2035	150,000	135,750
2.95% due 12/15/2035	125,000	113,125
NXP BV/NXP Funding LLC
9.50% due 10/15/2015	825,000	845,625
Spansion LLC
11.25% due 01/15/2016	225,000	236,250
STATS ChipPAC, Ltd.
6.75% due 11/15/2011	75,000	73,500
7.50% due 07/19/2010 (a)	475,000	478,562

		4,943,239

Software - 0.18%
Oracle Corp.
5.00% due 01/15/2011	525,000	519,715
Serena Software, Inc.
10.375% due 03/15/2016	100,000	106,125
SS&C Technologies, Inc.
11.75% due 12/01/2013	75,000	81,375
UGS Capital Corp. II
10.3481% due 06/01/2011 (b)	472,707	484,525
UGS Corp.
10.00% due 06/01/2012	375,000	408,750

		1,600,490

Steel - 0.07%
Gerdau Ameristeel Corp.
10.375% due 07/15/2011	300,000	321,750
Metals USA, Inc.
11.125% due 12/01/2015	250,000	274,687

		596,437

Telecommunications Equipment &
Services - 1.06%
Citizens Communications Company
6.25% due 01/15/2013	200,000	196,250
7.875% due 01/15/2027	275,000	277,750
9.00% due 08/15/2031	900,000	976,500
Deutsche Telekom International Finance BV
3.875% due 07/22/2008	75,000	73,405
Dycom Industries, Inc.
8.125% due 10/15/2015	250,000	260,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Telecommunications Equipment & Services (continued)
France Telecom SA
7.75% due 03/01/2011		$480,000	$522,851
GCI, Inc.
7.25% due 02/15/2014		425,000	421,812
Hellas Telecommunications II
11.115% due 01/15/2015 (b)		425,000	426,594
Insight Midwest LP
9.75% due 10/01/2009		39,000	39,634
Intelsat Subsidiary Holding Company, Ltd.
8.25% due 01/15/2013		225,000	228,375
Intelsat, Ltd.
10.4844% due 01/15/2012 (b)		325,000	327,844
Level 3 Communications, Inc.
6.00% due 09/15/2009 (a)		87,000	81,345
6.00% due 03/15/2010 (a)		88,000	81,180
11.50% due 03/01/2010		375,000	397,500
Level 3 Financing, Inc.
9.25% due 11/01/2014		275,000	280,500
Lucent Technologies, Inc.
6.50% due 01/15/2028		825,000	761,063
8.00% due 08/01/2031 (a)		270,000	269,961
Nortel Networks, Ltd.
9.6238% due 07/15/2011 (b)		525,000	553,219
Panamsat Corp.
9.00% due 08/15/2014		375,000	396,094
SBC Communications, Inc.
5.10% due 09/15/2014		320,000	310,704
6.45% due 06/15/2034		385,000	390,708
Syniverse Technologies, Inc., Series B
7.75% due 08/15/2013		425,000	421,812
Telus Corp.
7.50% due 06/01/2007		95,000	95,703
8.00% due 06/01/2011		140,000	153,095
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014		50,000	53,437
Verizon Global Funding Corp.
7.25% due 12/01/2010		95,000	101,266
7.75% due 12/01/2030		295,000	346,028
Wind Acquisition Finance SA
3.40% due 12/07/2011		250,000	254,375
10.75% due 12/01/2015		425,000	483,437

			9,182,442

Telephone - 1.22%
AT&T Corp.
7.30% due 11/15/2011 (b)		40,000	43,307
AT&T, Inc.
5.30% due 11/15/2010		295,000	295,041
5.5844% due 11/14/2008 (b)		85,000	85,248
BellSouth Corp.
5.4988% due 11/15/2007 (b)		95,000	95,107
France Telecom SA, Series EMTN
7.25% due 01/28/2013	EUR	40,000	60,268
Nordic Telephone Company Holdings
8.25% due 05/01/2016		100,000	145,156

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Telephone (continued)
Nordic Telephone Company Holdings (continued)
8.875% due 05/01/2016		$1,075,000	$1,144,875
Qwest Corp.
7.50% due 10/01/2014		1,100,000	1,166,000
7.875% due 09/01/2011		675,000	718,875
8.61% due 06/15/2013 (b)		125,000	135,312
8.875% due 03/15/2012		525,000	584,719
Sprint Capital Corp.
6.875% due 11/15/2028		67,000	67,068
7.625% due 01/30/2011		100,000	107,070
8.375% due 03/15/2012		145,000	161,150
Telecom Italia Capital SA
4.00% due 01/15/2010		130,000	124,136
5.25% due 11/15/2013		730,000	696,047
Telecom Italia Finance SA, EMTN
5.875% due 01/24/2008	EUR	15,000	20,098
6.875% due 01/24/2013		95,000	137,340
7.25 due 04/20/2011		50,000	72,539
Telefonica Emisones SAU
5.984% due 06/20/2011 (a)		$180,000	183,227
6.421% due 06/20/2016		345,000	355,908
Telefonica Europe BV, EMTN
5.125% due 02/14/2013	EUR	60,000	80,960
Telefonos de Mexico SA de CV
4.50% due 11/19/2008		$105,000	103,106
4.75% due 01/27/2010		135,000	131,978
5.50% due 01/27/2015 (a)		430,000	418,590
US LEC Corp.
13.87% due 10/01/2009 (b)		350,000	371,000
Valor Telecommunications Enterprise
7.75% due 02/15/2015		200,000	215,250
Verizon Communications, Inc.
5.55% due 02/15/2016		360,000	358,756
West Corp.
9.50% due 10/15/2014		200,000	200,000
Windstream Corp.
8.625% due 08/01/2016		2,085,000	2,283,075

			10,561,206

Tires & Rubber - 0.13%
Cooper-Standard Automotive, Inc.
8.375% due 12/15/2014 (a)		275,000	216,563
Goodyear Tire & Rubber Company
7.857% due 08/15/2011 (a)		100,000	100,500
8.675% due 12/01/2011		750,000	774,375

			1,091,438

Tobacco - 0.13%
Altria Group, Inc.
7.20% due 02/01/2007		115,000	115,091
Imperial Tobacco Finance PLC, EMTN
6.875% due 06/13/2012	GBP	47,000	96,586
Reynolds American, Inc.
6.50% due 07/15/2010		$40,000	40,575
7.25% due 06/01/2013		650,000	675,672

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

CORPORATE BONDS (continued)

Tobacco (continued)
Reynolds American, Inc. (continued)
7.625% due 06/01/2016		$225,000	$238,395

			1,166,319

Toys, Amusements & Sporting Goods - 0.05%
K2, Inc.
7.375% due 07/01/2014		425,000	429,250

Transportation - 0.24%
Bombardier, Inc.
6.75% due 05/01/2012		425,000	416,500
Bristow Group, Inc.
6.125% due 06/15/2013		400,000	378,000
CHC Helicopter Corp.
7.375% due 05/01/2014		425,000	409,594
CSX Corp.
6.00% due 10/01/2036 (a)		240,000	240,577
FedEx Corp.
2.65% due 04/01/2007		200,000	198,641
5.50% due 08/15/2009		75,000	75,285
Mobile Services Group, Inc.
9.75% due 08/01/2014		375,000	393,750

			2,112,347

Travel Services - 0.05%
Travelport, Inc.
11.875% due 09/01/2016 (a)		400,000	410,000

Utility Service - 0.07%
Public Service Company of New Mexico
4.40% due 09/15/2008		185,000	181,611
Public Service Electric & Gas Company
5.70% due 12/01/2036		350,000	340,917
Veolia Environnement, EMTN
4.875% due 05/28/2013	EUR	40,000	53,701
5.875% due 02/01/2012		29,000	40,594

			616,823

TOTAL CORPORATE BONDS (Cost $241,071,519)			$244,099,360

CONVERTIBLE BONDS - 0.04%

Insurance - 0.00%
Fortis Insurance NV
7.75% due 01/26/2008		$25,000	35,596

Telecommunications Equipment & Services - 0.04%
Juniper Networks, Inc.
zero coupon due 06/15/2008 (a)		300,000	324,375

TOTAL CONVERTIBLE BONDS (Cost $337,150)			$359,971

MUNICIPAL BONDS - 0.06%

California - 0.02%
State of California
5.25% due 04/01/2034		90,000	96,304
5.50% due 11/01/2033		80,000	87,601

			183,905

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

MUNICIPAL BONDS (continued)

Kansas - 0.01%
Kansas Development Finance Authority
5.501% due 05/01/2034	$110,000	$110,594

New York - 0.02%
New York City Housing Development Corp.
6.42% due 11/01/2027	155,000	160,191

Oregon - 0.01%
State of Oregon
5.892% due 06/01/2027	60,000	62,752

TOTAL MUNICIPAL BONDS (Cost $508,246)		$517,442

COLLATERALIZED MORTGAGE OBLIGATIONS - 5.83%
Merrill Lynch Countrywide Commercial
Mortgage Trust, Series 2006-4, Class A3
5.172% due 12/12/2049 (b)	1,350,000	1,326,375
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A1
3.878% due 09/11/2036	73,937	71,366
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	680,000	659,245
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A4
5.356% due 12/10/2016	485,000	485,126
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class A1
5.226% due 12/10/2016	257,950	257,744
Banc of America Mortgage Securities,
Series 2003-L, Class 2A2
4.2593% due 01/25/2034 (b)	432,537	425,988
Banc of America Mortgage Securities,
Series 2004-A, Class 2A2
4.1159% due 02/25/2034 (b)	237,056	233,059
Banc of America Mortgage Securities,
Series 2004-D, Class 2A2
4.1972% due 05/25/2034 (b)	107,757	106,170
Banc of America Mortgage Securities,
Series 2004-H, Class 2A2
4.7502% due 09/25/2034 (b)	246,455	244,490
Banc of America Mortgage Securities,
Series 2004-I, Class 3A2
4.9203% due 10/25/2034 (b)	120,607	118,989
Banc of America Mortgage Securities,
Series 2005-A, Class 2A2
4.4591% due 02/25/2035 (b)	1,033,000	1,014,637
Banc of America Mortgage Securities,
Series 2005-J, Class 2A1
5.0919% due 11/25/2035 (b)	432,486	428,148
Banc of America Mortgage Securities,
Series 2005-J, Class 3A1
5.2661% due 11/25/2035 (b)	250,607	247,693
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030	100,000	101,159

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

Bear Stearns Commercial Mortgage Securities,
Series 2005-PW10, Class A1
5.085% due 12/11/2040	$929,902	$925,876
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR8, Class A4
4.674% due 06/11/2041	492,000	471,001
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class A1
4.498% due 09/15/2042	118,951	117,000
Bear Stearns Commercial Mortgage Securities,
Series 2005-PWR9, Class AAB
4.804% due 09/11/2042	395,000	385,553
Bear Stearns Commercial Mortgage Securities,
Series 2005-T18, Class A1
4.274% due 02/13/2042 (b)	400,872	393,132
Bear Stearns Commercial Mortgage Securities,
Series 2005-T20, Class A1
4.94% due 10/12/2042	34,471	34,215
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A1
5.546% due 09/11/2038 (b)	198,983	200,278
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A4
5.7113% due 09/11/2038 (b)	1,950,000	2,010,278
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW13, Class A4
5.54% due 09/11/2041	1,325,000	1,341,184
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2002-TOP8, Class A2
4.83% due 08/15/2038	272,000	266,270
Citigroup Mortgage Loan Trust, Inc.
4.70% due 02/25/2036	839,850	826,083
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR2, Class 1AB
5.591% due 03/25/2036	544,444	542,149
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.2255% due 07/15/2044 (b)	950,000	947,828
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class AJ
5.2255% due 07/15/2044 (b)	75,000	74,516
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2006-CD3, Class A5
5.617% due 10/15/2048	1,375,000	1,402,596
Commercial Mortgage Pass Through Certificates,
Series 2005-LP5, Class A1
4.235% due 05/10/2043	356,159	350,247
Credit Suisse First Boston Mortgage
Securities Corp,Series 2005-C2, Class A4
4.832% due 04/15/2037	575,000	555,929
Credit Suisse Mortgage Capital
Certificates, Series 2006-C4, Class A1
4.771% due 09/15/2039	315,293	311,262
Credit Suisse Mortgage Capital
Certificates, Series 2006-C4, Class A3
5.467% due 09/15/2039	1,075,000	1,083,273

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
DLJ Commercial Mortgage Corp.,
Series 1999-CG2,Class A1B
7.30% due 06/10/2032	$537,000	$557,652
Federal Home Loan Mortgage Corp., Series
1993-1633, Class PL
6.50% due 03/15/2023	11,542	11,521
Federal Home Loan Mortgage Corp., Series
1994-1671, Class G
6.50% due 08/15/2023	6,924	6,923
Federal Home Loan Mortgage Corp., Series
2003-2586, Class NJ
4.50% due 08/15/2016	553,291	543,143
Federal Home Loan Mortgage Corp., Series
2003-2614, Class IH
4.50% IO due 05/15/2016	227,000	23,243
Federal Home Loan Mortgage Corp., Series
2003-2627, Class IE
4.50% IO due 04/15/2018	73,385	7,328
Federal Home Loan Mortgage Corp., Series
2003-2631, Class KI
4.50% IO due 01/15/2015	191,941	8,912
Federal Home Loan Mortgage Corp., Series
2003-2631, Class LI
4.50% IO due 06/15/2011	44,575	593
Federal Home Loan Mortgage Corp., Series
2003-2631, Class MV
4.00% due 01/15/2022	141,652	140,523
Federal Home Loan Mortgage Corp., Series
2003-2681, Class PC
5.00% due 01/15/2019	218,000	216,250
Federal Home Loan Mortgage Corp., Series
2003-2686, Class JG
5.50% due 04/15/2028	721,000	719,638
Federal Home Loan Mortgage Corp., Series
2003-41, Class YV
5.50% due 04/25/2014	247,982	249,254
Federal Home Loan Mortgage Corp., Series
2004-2809, Class EG
5.00% due 08/15/2021	249,562	246,169
Federal Home Loan Mortgage Corp., Series
2004-2844, Class PQ
5.00% due 05/15/2023	127,000	126,553
Federal Home Loan Mortgage Corp., Series
2004-2872, Class YB
5.00% due 06/15/2023	273,000	271,639
Federal Home Loan Mortgage Corp., Series
2004-2882, Class YB
5.00% due 10/15/2027	600,000	592,628
Federal Home Loan Mortgage Corp., Series
2005-2934, Class NB
5.00% due 01/15/2028	91,000	89,844
Federal Home Loan Mortgage Corp., Series
2005-46, Class CN
5.00% due 01/25/2020	266,000	263,201
Federal Home Loan Mortgage Corp., Series
2005-R003, Class VA
5.50% due 08/15/2016	504,810	504,010

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp., Series
2006-3123, Class VB
6.00% due 09/15/2013	$257,045	$261,862
Federal Home Loan Mortgage Corp., Series
2006-3152, Class DA
6.00% due 09/15/2025	200,000	201,966
Federal Home Loan Mortgage Corp., Series
2006-3162, Class OD
6.00% due 06/15/2035	475,000	480,553
Federal Home Loan Mortgage Corp., Series
2006-3177, Class PA
6.00% due 12/15/2026	384,670	388,496
Federal Home Loan Mortgage Corp., Series
2006-3195, Class PN
6.50% due 08/15/2030	1,238,764	1,266,302
Federal Home Loan Mortgage Corp., Series
2006-R007, Class VA
6.00% due 09/15/2016	191,613	194,738
Federal Home Loan Mortgage Corp., Stated Final,
Series 2004-SF4, Class C
3.32% due 12/15/2011	55,000	52,769
Federal Home Loan Mortgage Corp.,
Stated Final, Series 2004-SF4, Class B
2.37% due 12/15/2009	62,958	61,730
Federal Home Loan Mortgage Corp., Strips, Series
1998-199, Class PO
zero coupon PO due 08/01/2028	10,110	8,167
Federal National Mortgage Association Interest
Strip, Series 2002-319, Class 2
6.50% IO due 02/01/2032	37,584	8,576
Federal National Mortgage Association, Series
1993-8, Class L
9.00% due 01/25/2008	2,922	2,950
Federal National Mortgage Association, Series
2002-43, Class A
6.00% due 06/25/2016	128	128
Federal National Mortgage Association, Series
2002-74, Class PJ
5.00% due 03/25/2015	524,000	520,637
Federal National Mortgage Association, Series
2002-84, Class VA
5.50% due 11/25/2013	203,929	204,785
Federal National Mortgage Association, Series
2003-40, Class NI
5.50% IO due 11/25/2028	56,262	4,555
Federal National Mortgage Association, Series
2003-92, Class NM
3.50% due 04/25/2013	326,493	320,831
Federal National Mortgage Association, Series
2004-21, Class AC
4.00% due 05/25/2016	77,583	75,570
Federal National Mortgage Association, Series
2006-3136, Class PB
6.00% due 01/15/2030	375,000	381,302
Federal National Mortgage Association, Series
2006-B2, Class AB
5.50% due 05/25/2014	507,433	506,898

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A2
6.531% due 05/15/2033	$400,000	$418,460
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class A1
5.082% due 11/10/2045	455,947	454,540
Government National Mortgage Association, Series
1997-16, Class PL
6.50% due 10/20/2027	429,000	438,674
Government National Mortgage Association, Series
1998-12, Class Z
6.50% due 05/20/2028	49,828	50,873
Government National Mortgage Association, Series
1998-6, Class EA
zero coupon PO due 03/16/2028	46,587	38,049
Government National Mortgage Association, Series
2001-48, Class PC
6.50% due 10/20/2031	339,027	347,870
Government National Mortgage Association, Series
2003-3, Class LM
5.50% due 02/20/2032	535,000	534,372
Government National Mortgage Association, Series
2003-49, Class C
4.485% due 10/16/2033 (b)	59,000	55,158
Government National Mortgage Association, Series
2003-70, Class TD
5.50% due 10/20/2030	1,211,000	1,210,692
Government National Mortgage Association, Series
2004-43, Class D
4.994% due 03/16/2030 (b)	49,000	47,837
Government National Mortgage Association, Series
2004-44, Class PC
5.50% due 05/20/2031	1,237,000	1,247,565
Government National Mortgage Association, Series
2005-94, Class PB
5.50% due 12/20/2035	135,000	132,138
Greenwich Capital Commercial Funding Corp,
Series 2005-GG3, Class A2
4.305% due 08/10/2042	1,660,000	1,616,021
Greenwich Capital Commercial Funding Corp.,
Series 2004-GG1, Class A2
3.835% due 06/10/2036	84,258	83,608
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG3, Class AAB
4.619% due 08/10/2042 (b)	124,000	119,958
GSR Mortgage Loan Trust,
Series 2005-AR6, Class 3A1
4.5608% due 09/25/2035 (b)	1,100,630	1,081,338

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIB2, Class A2
6.244% due 04/15/2035	1,480,718	1,498,361

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2001-CIBC, Class A3
6.26% due 03/15/2033	240,221	247,611

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class A1
4.613% due 10/15/2042	$26,316	$26,013

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2005-LDP4, Class ASB
4.824% due 10/15/2042 (b)	533,000	519,415

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	1,685,000	1,697,688

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB17, Class A1
5.317% due 12/12/2043	228,037	228,696

JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-LDP9, Class A1
5.17% due 05/15/2047	300,000	299,332
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A1
3.636% due 11/15/2027	678,579	662,979
LB-UBS Commercial Mortgage Trust,
Series 2004-C2, Class A2
3.246% due 03/15/2029	773,000	742,230
LB-UBS Commercial Mortgage Trust,
Series 2004-C4, Class A2
4.567% due 06/15/2029 (b)	390,000	384,144
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class A4
4.742% due 02/15/2030	688,000	662,737
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A1
5.018% due 02/15/2031	302,303	301,240
LB-UBS Commercial Mortgage Trust,
Series 2006-C1, Class A4
5.156% due 02/15/2031	1,992,500	1,963,156
Morgan Stanley Dean Witter
Capita I, Series 2002-TOP7, Class A1
5.38% due 01/15/2039	55,067	55,136
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	312,000	321,934
Morgan Stanley Capital I, Series 2006-T23, Class A1
5.682% due 08/12/2041	222,187	224,768
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.983% due 08/12/2041	460,000	479,320
Vendee Mortgage Trust, Series 1996-3, Class 4
9.617% due 03/15/2025 (b)	20,616	21,918
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)	1,450,000	1,473,099
Washington Mutual, Inc., Series 2004-AR1, Class A
4.229% due 03/25/2034 (b)	205,853	202,219

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Washington Mutual, Inc., Series 2005-AR3,
Class A2
4.641% due 03/25/2035 (b)	$440,414	$434,115
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR16, Class A1
5.702% due 10/25/2036 (b)	1,360,295	1,359,187
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-O, Class 5A1
4.8058% due 01/25/2034 (b)	628,748	614,175
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 2A2
4.5438% due 03/25/2035 (b)	475,909	466,452
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR2, Class 3A1
4.9388% due 03/25/2035 (b)	281,466	277,136

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $50,422,225)		$50,520,912

ASSET BACKED SECURITIES - 1.79%
AmeriCredit Automobile Receivables Trust,
Series 2006-RM, Class A3
5.53% due 01/06/2014	1,195,000	1,207,661
BankBoston Home Equity Loan Trust,
Series 1998-2, Class A6
6.64% due 12/25/2028	58,849	59,067
Bay View Auto Trust, Series 2005-3, Class A4
5.01% due 06/25/2014	342,000	339,981
Cabela’s Master Credit Card Trust, Series 2005-1A,
Class A1
4.97% due 10/15/2013	135,000	134,662
Capital Auto Receivables Asset Trust,
Series 2004-1, Class A4
2.64% due 11/17/2008	164,000	162,019
Capital Auto Receivables Asset Trust,
Series 2004-1, Class CTFS
2.84% due 09/15/2010	127,000	125,033
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class B
5.50% due 04/20/2010	275,000	277,750
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4A
5.46% due 03/20/2010	1,550,000	1,555,812
Capital Auto Receivables Asset Trust,
Series 2006-SN1A, Class A4B
5.43% due 03/20/2010 (b)	300,000	300,141
Capital One Prime Auto Receivables Trust,
Series 2006-1, Class A4
5.01% due 11/15/2011	540,000	539,039
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-2, Class 1M1
5.599% due 09/25/2031	26,309	26,123
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2002-4, Class 2A1
5.72% due 10/25/2032 (b)	17,095	17,108

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
Chase Funding Mortgage Loan
Asset-Backed Certificates,
Series 2003-3, Class 1A6
3.717% due 10/25/2014	$142,692	$136,082
CNH Equipment Trust, Series 2003-B, Class A4B
3.38% due 02/15/2011	181,013	178,823
Detroit Edison Securitization Funding LLC,
Series 2001-1, Class A5
6.42% due 03/01/2015	425,000	451,987
GE Capital Credit Card Master Note Trust,
Series 2006-1, Class A
5.08% due 09/17/2012	345,000	345,701
GE Equipment Small Ticket LLC,
Series 2005-1A, Class A4
4.51% due 12/22/2014	287,000	282,880
Harley-Davidson Motorcycle Trust,
Series 2003-3, Class A2
2.76% due 05/15/2011	51,681	51,007
Harley-Davidson Motorcycle Trust,
Series 2003-4, Class A2
2.69% due 04/15/2011	61,032	59,775
Hertz Vehicle Financing LLC,
Series 2004-1A, Class A2
2.38% due 05/25/2008	189,167	188,341
Honda Auto Receivables Owner Trust,
Series 2003-5, Class A4
2.96% due 04/20/2009	142,755	141,184
Household Affinity Credit Card Master Note Trust I,
Series 2003-1, Class A
5.47% due 02/15/2010 (b)	91,000	91,146
Household Automotive Trust,
Series 2006-2, Class A4
5.67% due 05/17/2013	220,000	223,641
Hyundai Auto Receivables Trust,
Series 2003-A, Class A4
3.02% due 10/15/2010	194,105	190,617
Hyundai Auto Receivables Trust,
Series 2006-A, Class A4
5.26% due 06/25/2014	485,000	486,819
John Deere Owner Trust, Series 2005-A, Class A4
4.16% due 05/15/2012	45,000	44,189
John Deere Owner Trust, Series 2006-A, Class A4
5.39% due 06/17/2013	225,000	225,316
M&I Auto Loan Trust, Series 2005-1, Class A4
4.86% due 03/21/2011	120,000	119,302
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class A
5.737% due 04/20/2028	907,595	917,833
Marriott Vacation Club Owner Trust,
Series 2006-1A, Class B
5.827% due 04/20/2028	30,636	30,984
Marriott Vacation Club Owner Trust,
Series 2006-2A, Class A
5.362% due 10/20/2028	398,004	397,531
MBNA Credit Card Master Note Trust,
Series 2005-A3, Class A3
4.10% due 10/15/2012	1,075,000	1,044,747

Spectrum Income Trust (continued)

	Shares or Principal Amount	Value

ASSET BACKED SECURITIES (continued)
MBNA Master Credit Card Trust USA,
Series 2000-D, Class A
5.55% due 09/15/2009 (b)	$193,000	$193,130
Navistar Financial Corp., Owner Trust,
Series 2003-B, Class A3
5.55% due 04/15/2008 (b)	23,356	23,362
New Century Home Equity Loan
Trust, Series 2005-A, Class A6
4.954% due 08/25/2035	973,000	945,482
New Century Home Equity Loan
Trust, Series 2005-A, Class M2
5.344% due 08/25/2035	183,000	179,232
Nissan Auto Receivables Owner Trust,
Series 2004-A, Class A4
2.76% due 07/15/2009	291,322	286,308
Onyx Acceptance Owner
Trust, Series 2005-A, ClassA4
3.91% due 09/15/2011	150,000	147,369
Peco Energy Transition Trust,
Series 2000-A, Class A4
7.65% due 03/01/2010	500,000	530,721
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	381,000	397,519
PP&L Transition Bond Company LLC,
Series 1999-1, Class A8
7.15% due 06/25/2009	96,000	98,438
PSE&G Transition Funding LLC,
Series 2001-1, Class A6
6.61% due 06/15/2015	412,000	440,840
Reliant Energy Transport Bond Company,
Series 2001-1, Class A4
5.63% due 09/15/2015	284,000	290,440
Residential Asset Mortgage Products, Inc.,
Series 2003-RZ2, Class A1
3.60% due 04/25/2033	33,448	32,754
Sovereign Bank Home Equity Loan Trust,
Series 2000-1, Class A6
7.25% due 02/25/2015	7,094	7,228
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.41% due 08/12/2011	450,000	450,070
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012	525,000	531,026
USAA Auto Owner Trust, Series 2005-2, Class A4
4.17% due 02/15/2011	140,000	137,582
Volkswagen Auto Lease Trust,
Series 2006-A, Class A4
5.54% due 04/20/2011	235,000	236,873
Wachovia Auto Owner Trust,
Series 2006-A, Class A4
5.38% due 03/20/2013	225,000	226,828

TOTAL ASSET BACKED SECURITIES
(Cost $15,446,386)		$15,507,503

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Spectrum Income Trust (continued)

	Shares or Principal Amount		Value

SUPRANATIONAL OBLIGATIONS - 0.05%

Supranational - 0.05%
Eurofima, EMTN
6.50% due 08/22/2011	AUD	565,000	$446,714

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $440,763)			$446,714

SHORT TERM INVESTMENTS - 16.95%
Egypt Treasury Bills, Series 364
zero coupon due 04/03/2007	EGP	500,000	$85,568
1.00% due 11/20/2007		600,000	96,756
Federal Republic of Germany, Series 139
4.00% due 02/16/2007	EUR	600,000	792,014
Federal Republic of Germany, Series 97
6.00% due 01/04/2007		3,000,000	3,958,406
Malaysia Government Bond, Series 182
0.01% due 01/12/2007	MYR	1,161,000	328,528
State Street Navigator Securities Lending Prime Portfolio (c)		$93,307,528	93,307,528
T. Rowe Price Reserve Investment Fund (c)		48,366,040	48,366,040

TOTAL SHORT TERM INVESTMENTS
(Cost $146,791,620)			$146,934,840

REPURCHASE AGREEMENTS - 0.53%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $4,565,003 on 01/02/2007, collateralized by $4,640,000 Federal National Mortgage Association, 5.20% due 11/20/2009 (valued at $4,657,400, including interest) (c)		$4,563,000	$4,563,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,563,000)			$4,563,000

Total Investments (Spectrum Income Trust) (Cost $929,475,839) - 110.48%			$957,704,517
Liabilities in Excess of Other Assets - (10.48)%			(90,847,548)

TOTAL NET ASSETS - 100.00%			$866,856,969

Strategic Opportunities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.54%

Advertising - 1.84%
Omnicom Group, Inc.	73,500	$7,683,690

Aerospace - 0.84%
Northrop Grumman Corp.	52,100	3,527,170

Apparel & Textiles - 0.77%
Coach, Inc. *	75,300	3,234,888

Auto Parts - 3.02%
BorgWarner, Inc.	66,200	3,907,124

Strategic Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Auto Parts (continued)
Johnson Controls, Inc.	101,600	$8,729,472

		12,636,596

Automobiles - 1.10%
PACCAR, Inc.	70,800	4,594,920

Banking - 3.37%
City National Corp.	28,300	2,014,960
Fifth Third Bancorp	295,000	12,074,350

		14,089,310

Biotechnology - 2.65%
Cephalon, Inc. * (a)	25,100	1,767,291
Genzyme Corp. *	94,500	5,819,310
Millennium Pharmaceuticals, Inc. *	322,300	3,513,070

		11,099,671

Broadcasting - 0.96%
News Corp.	154,200	3,312,216
Univision Communications, Inc., Class A *	19,600	694,232

		4,006,448

Building Materials & Construction - 2.07%
Masco Corp.	289,600	8,650,352

Business Services - 2.25%
Accenture, Ltd., Class A	102,300	3,777,939
H & R Block, Inc.	85,000	1,958,400
R.H. Donnelley Corp. * (a)	58,800	3,688,524

		9,424,863

Cable and Television - 0.13%
Viacom, Inc. *	13,500	553,905

Computers & Business Equipment - 0.74%
Dell, Inc. *	122,600	3,076,034

Crude Petroleum & Natural Gas - 0.80%
EOG Resources, Inc.	53,800	3,359,810

Drugs & Health Care - 2.27%
Wyeth	186,200	9,481,304

Electrical Utilities - 4.34%
American Electric Power Company, Inc.	89,400	3,806,652
Exelon Corp.	181,400	11,226,846
Northeast Utilities	46,500	1,309,440
Pepco Holdings, Inc.	69,900	1,818,099

		18,161,037

Energy - 1.14%
Sempra Energy	84,900	4,757,796

Financial Services - 17.61%
Citigroup, Inc.	351,800	19,595,260
Federal Home Loan Mortgage Corp.	75,300	5,112,870
JPMorgan Chase & Company	171,100	8,264,130
Morgan Stanley	211,300	17,206,159
PNC Financial Services Group, Inc.	142,500	10,550,700
Wells Fargo & Company	364,300	12,954,508

		73,683,627

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Strategic Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages - 2.22%
Constellation Brands, Inc., Class A *	109,100	$3,166,082
Sysco Corp.	166,323	6,114,034

		9,280,116

Gas & Pipeline Utilities - 0.62%
NiSource, Inc.	106,700	2,571,470

Healthcare Products - 2.88%
Johnson & Johnson	109,400	7,222,588
Medtronic, Inc.	90,500	4,842,655

		12,065,243

Healthcare Services - 3.06%
Medco Health Solutions, Inc. *	86,200	4,606,528
UnitedHealth Group, Inc.	152,410	8,188,989

		12,795,517

Hotels & Restaurants - 0.24%
Wyndham Worldwide Corp. *	31,500	1,008,630

Household Products - 0.77%
Fortune Brands, Inc.	37,700	3,219,203

Insurance - 4.59%
Allstate Corp.	70,100	4,564,211
American International Group, Inc.	141,500	10,139,890
Hartford Financial Services Group, Inc.	48,400	4,516,204

		19,220,305

International Oil - 1.72%
Chevron Corp.	36,200	2,661,786
Exxon Mobil Corp.	58,900	4,513,507

		7,175,293

Internet Retail - 0.75%
Amazon.com, Inc. * (a)	79,400	3,133,124

Internet Service Provider - 0.65%
Yahoo!, Inc. *	105,700	2,699,578

Internet Software - 1.86%
McAfee, Inc. *	96,200	2,730,156
Symantec Corp. *	243,100	5,068,635

		7,798,791

Leisure Time - 1.72%
Carnival Corp.	146,300	7,176,015

Life Sciences - 0.74%
Waters Corp. *	63,600	3,114,492

Liquor - 0.74%
Anheuser-Busch Companies, Inc.	62,700	3,084,840

Manufacturing - 2.64%
Harley-Davidson, Inc.	47,200	3,326,184
Illinois Tool Works, Inc.	167,500	7,736,825

		11,063,009

Petroleum Services - 2.94%
ENSCO International, Inc.	79,100	3,959,746
GlobalSantaFe Corp.	77,000	4,526,060

Strategic Opportunities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
Halliburton Company	122,400	$3,800,520

		12,286,326

Pharmaceuticals - 5.02%
Allergan, Inc.	83,600	10,010,264
Bristol-Myers Squibb Company	199,600	5,253,472
Merck & Company, Inc.	131,700	5,742,120

		21,005,856

Railroads & Equipment - 1.86%
Burlington Northern Santa Fe Corp.	105,200	7,764,812

Real Estate - 0.28%
Realogy Corp., REIT *	38,700	1,173,384

Retail Trade - 3.53%
Chico’s FAS, Inc. * (a)	112,600	2,329,694
Costco Wholesale Corp.	110,900	5,863,283
Home Depot, Inc.	163,200	6,554,112

		14,747,089

Semiconductors - 3.93%
Analog Devices, Inc.	149,800	4,923,926
Intel Corp.	367,400	7,439,850
Xilinx, Inc.	171,900	4,092,939

		16,456,715

Software - 4.32%
Microsoft Corp.	511,600	15,276,376
Red Hat, Inc. * (a)	122,200	2,810,600

		18,086,976

Telecommunications Equipment &
Services - 0.29%
Embarq Corp.	22,900	1,203,624

Telephone - 3.59%
AT&T, Inc.	177,900	6,359,925
Sprint Nextel Corp.	459,100	8,672,399

		15,032,324

Trucking & Freight - 1.68%
Fedex Corp.	64,800	7,038,576

TOTAL COMMON STOCKS (Cost $408,338,667)		$412,222,729

SHORT TERM INVESTMENTS - 3.15%
State Street Navigator Securities
Lending Prime Portfolio (c)	$13,168,150	$13,168,150

TOTAL SHORT TERM INVESTMENTS
(Cost $13,168,150)		$13,168,150

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Strategic Opportunities Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 1.48%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$6,190,716 on 01/02/2007,
collateralized by $4,470,000 U.S.
Treasury Bonds, 8.75% due
08/15/2020 (valued at $6,313,844,
including interest) (c)	$6,188,000	$6,188,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,188,000)		$6,188,000

Total Investments (Strategic Opportunities Trust)
(Cost $427,694,817) - 103.17%		$431,578,879
Liabilities in Excess of Other Assets - (3.17)%		(13,264,080)

TOTAL NET ASSETS - 100.00%		$418,314,799

U.S. Core Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.65%

Advertising - 0.08%
Omnicom Group, Inc.	8,200	$857,228

Aerospace - 2.06%
Boeing Company	16,500	1,465,860
General Dynamics Corp.	22,500	1,672,875
Lockheed Martin Corp.	63,800	5,874,066
Northrop Grumman Corp.	66,900	4,529,130
Raytheon Company	31,200	1,647,360
United Technologies Corp.	92,800	5,801,856

		20,991,147

Agriculture - 0.43%
Archer-Daniels-Midland Company	137,500	4,394,500

Aluminum - 0.43%
Alcoa, Inc.	145,600	4,369,456

Apparel & Textiles - 0.71%
Cintas Corp.	5,500	218,405
Jones Apparel Group, Inc.	28,300	946,069
Liz Claiborne, Inc. (a)	46,500	2,020,890
Mohawk Industries, Inc. * (a)	8,900	666,254
NIKE, Inc., Class B	1,000	99,030
VF Corp.	40,300	3,307,824

		7,258,472

Auto Parts - 0.58%
AutoZone, Inc. *	24,300	2,808,108
Johnson Controls, Inc.	36,200	3,110,304

		5,918,412

Auto Services - 0.20%
AutoNation, Inc. *	96,600	2,059,512

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Automobiles - 0.90%
Ford Motor Company (a)	479,300	$3,599,543
General Motors Corp. (a)	77,100	2,368,512
PACCAR, Inc. (a)	48,900	3,173,610

		9,141,665

Banking - 3.43%
Bank of America Corp.	297,602	15,888,971
Bank of New York Company, Inc.	51,000	2,007,870
BB&T Corp.	54,000	2,372,220
Comerica, Inc.	38,600	2,265,048
Fifth Third Bancorp (a)	36,900	1,510,317
First Horizon National Corp. (a)	10,000	417,800
KeyCorp	22,800	867,084
National City Corp. (a)	184,000	6,727,040
UnionBanCal Corp.	3,400	208,250
US Bancorp	73,000	2,641,870

		34,906,470

Biotechnology - 0.22%
Amgen, Inc. *	10,100	689,931
Applera Corp.	29,400	1,078,686
Biogen Idec, Inc. *	9,000	442,710

		2,211,327

Broadcasting - 0.48%
CBS Corp., Class B	23,400	729,612
News Corp.	194,100	4,169,268

		4,898,880

Building Materials & Construction - 0.31%
American Standard Companies, Inc.	37,800	1,733,130
Masco Corp.	48,200	1,439,734

		3,172,864

Business Services - 1.71%
Affiliated Computer Services, Inc., Class A *	30,500	1,489,620
Computer Sciences Corp. *	41,200	2,198,844
Electronic Data Systems Corp.	38,400	1,057,920
First Data Corp.	102,900	2,626,008
H & R Block, Inc.	19,300	444,672
Manpower, Inc.	37,900	2,839,847
Moody’s Corp.	59,700	4,122,882
Pitney Bowes, Inc.	44,900	2,073,931
Robert Half International, Inc.	15,400	571,648

		17,425,372

Cable and Television - 0.66%
Comcast Corp., Class A *	151,500	6,412,995
DIRECTV Group, Inc. *	12,200	304,268

		6,717,263

Chemicals - 0.55%
Air Products & Chemicals, Inc.	15,800	1,110,424
E.I. Du Pont De Nemours & Company	53,900	2,625,469
PPG Industries, Inc.	29,700	1,907,037

		5,642,930

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Computers & Business Equipment - 3.61%
CDW Corp. (a)	22,500	$1,582,200
Cisco Systems, Inc. *	445,300	12,170,049
Cognizant Technology Solutions
Corp., Class A *	17,100	1,319,436
Dell, Inc. *	366,200	9,187,958
Hewlett-Packard Company	76,100	3,134,559
International Business Machines Corp.	48,100	4,672,915
Lexmark International, Inc. * (a)	54,600	3,996,720
Network Appliance, Inc. *	17,900	703,112

		36,766,949

Construction Materials - 0.08%
Martin Marietta Materials, Inc. (a)	5,500	571,505
Sherwin-Williams Company	3,600	228,888

		800,393

Containers & Glass - 0.05%
Pactiv Corp. * (a)	14,200	506,798

Cosmetics & Toiletries - 0.87%
Avon Products, Inc.	67,000	2,213,680
Colgate-Palmolive Company	22,700	1,480,948
Estee Lauder Companies, Inc., Class A	20,700	844,974
Kimberly-Clark Corp.	64,000	4,348,800

		8,888,402

Crude Petroleum & Natural Gas - 0.80%
Apache Corp.	11,900	791,469
Devon Energy Corp.	19,100	1,281,228
Marathon Oil Corp.	18,100	1,674,250
Occidental Petroleum Corp.	89,700	4,380,051

		8,126,998

Drugs & Health Care - 0.16%
Wyeth	32,000	1,629,440

Electrical Equipment - 0.79%
Emerson Electric Company	176,400	7,777,476
Molex, Inc.	7,400	234,062

		8,011,538

Electrical Utilities - 0.11%
The AES Corp. *	48,500	1,068,940

Electronics - 0.11%
Agilent Technologies, Inc. *	2,900	101,065
Amphenol Corp., Class A	4,800	297,984
Harman International Industries, Inc.	2,100	209,811
Thermo Electron Corp. *	12,000	543,480

		1,152,340

Financial Services - 12.66%
A.G. Edwards, Inc.	1,900	120,251
Bear Stearns Companies, Inc.	17,700	2,881,206
Charles Schwab Corp.	55,200	1,067,568
CIT Group, Inc.	26,200	1,461,174
Citigroup, Inc.	814,700	45,378,790
Countrywide Financial Corp.	23,000	976,350
Federal Home Loan Mortgage Corp.	68,300	4,637,570

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Federal National Mortgage Association	198,300	$11,777,037
Federated Investors, Inc., Class B	18,100	611,418
Fidelity National Information Services, Inc.	2,963	118,787
Fiserv, Inc. *	24,000	1,258,080
Goldman Sachs Group, Inc.	57,600	11,482,560
Janus Capital Group, Inc.	11,400	246,126
Jefferies Group, Inc.	7,500	201,150
JPMorgan Chase & Company	340,600	16,450,980
Lehman Brothers Holdings, Inc.	35,700	2,788,884
Mellon Financial Corp.	48,500	2,044,275
Merrill Lynch & Company, Inc.	63,400	5,902,540
Morgan Stanley	89,500	7,287,985
PNC Financial Services Group, Inc.	39,300	2,909,772
SEI Investments Company	13,500	804,060
State Street Corp. (c)	22,700	1,530,888
T. Rowe Price Group, Inc. (c)	15,700	687,189
Washington Mutual, Inc.	105,958	4,820,029
Wells Fargo & Company (c)	37,800	1,344,168
Western Union Company	2,500	56,050

		128,844,887

Food & Beverages - 2.25%
Campbell Soup Company (a)	32,400	1,260,036
ConAgra Foods, Inc.	48,600	1,312,200
Dean Foods Company *	12,000	507,360
General Mills, Inc.	8,300	478,080
H.J. Heinz Company	57,600	2,592,576
Hormel Foods Corp.	11,300	421,942
Kraft Foods, Inc., Class A (a)	118,300	4,223,310
McCormick & Company, Inc.	24,000	925,440
Pepsi Bottling Group, Inc.	28,200	871,662
PepsiCo, Inc.	7,600	475,380
Sara Lee Corp.	79,600	1,355,588
Sysco Corp.	29,900	1,099,124
The Coca-Cola Company	120,500	5,814,125
Tyson Foods, Inc., Class A (a)	93,600	1,539,720

		22,876,543

Furniture & Fixtures - 0.07%
Leggett & Platt, Inc. (a)	30,200	721,780

Healthcare Products - 2.62%
Baxter International, Inc.	13,000	603,070
Becton, Dickinson & Company	38,700	2,714,805
Biomet, Inc.	30,100	1,242,227
C.R. Bard, Inc. (a)	10,400	862,888
DENTSPLY International, Inc.	18,000	537,300
Johnson & Johnson	262,300	17,317,046
Patterson Companies, Inc. *	3,000	106,530
Stryker Corp.	34,000	1,873,740
Varian Medical Systems, Inc. *	4,000	190,280
Zimmer Holdings, Inc. *	15,700	1,230,566

		26,678,452

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services - 3.73%
Cardinal Health, Inc.	111,600	$7,190,388
Caremark Rx, Inc.	15,200	868,072
Express Scripts, Inc. *	58,600	4,195,760
Laboratory Corp. of America Holdings *	10,000	734,700
Lincare Holdings, Inc. *	30,800	1,227,072
McKesson Corp.	129,500	6,565,650
Quest Diagnostics, Inc.	74,100	3,927,300
UnitedHealth Group, Inc.	246,500	13,244,445

		37,953,387

Holdings Companies/Conglomerates - 0.17%
Textron, Inc.	18,000	1,687,860

Homebuilders - 0.22%
Centex Corp. (a)	14,300	804,661
Lennar Corp., Class A	13,900	729,194
NVR, Inc. * (a)	900	580,500
Pulte Homes, Inc. (a)	3,100	102,672

		2,217,027

Hotels & Restaurants - 1.32%
Marriott International, Inc., Class A	27,400	1,307,528
McDonald’s Corp.	14,200	629,486
Starbucks Corp. *	303,300	10,742,886
Yum! Brands, Inc.	12,200	717,360

		13,397,260

Household Appliances - 0.16%
Whirlpool Corp. (a)	19,800	1,643,796

Household Products - 0.12%
Energizer Holdings, Inc. *	7,100	504,029
Newell Rubbermaid, Inc.	19,000	550,050
The Clorox Company	3,200	205,280

		1,259,359

Industrial Machinery - 1.21%
Caterpillar, Inc.	62,600	3,839,258
Cummins, Inc.	10,500	1,240,890
Deere & Company	27,700	2,633,439
Dover Corp.	16,200	794,124
Parker-Hannifin Corp.	18,800	1,445,344
Terex Corp. * (a)	18,500	1,194,730
W.W. Grainger, Inc.	16,800	1,174,992

		12,322,777

Industrials - 0.14%
Fastenal Company (a)	38,400	1,377,792

Insurance - 4.84%
AFLAC, Inc.	136,700	6,288,200
Allstate Corp.	93,600	6,094,296
Ambac Financial Group, Inc.	31,400	2,796,798
American International Group, Inc.	93,300	6,685,878
Aon Corp.	55,100	1,947,234
Brown & Brown, Inc. (a)	40,200	1,134,042
Chubb Corp.	22,800	1,206,348
CIGNA Corp.	4,500	592,065

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Cincinnati Financial Corp.	4,200	$190,302
First American Corp. (a)	13,000	528,840
Hartford Financial Services Group, Inc.	7,500	699,825
Lincoln National Corp.	29,700	1,972,080
MBIA, Inc. (a)	28,800	2,104,128
MGIC Investment Corp.	21,900	1,369,626
Old Republic International Corp.	68,600	1,597,008
PMI Group, Inc. (a)	36,800	1,735,856
Progressive Corp.	145,600	3,526,432
Radian Group, Inc.	22,900	1,234,539
St. Paul Travelers Companies, Inc.	17,800	955,682
Torchmark Corp.	43,300	2,760,808
UnumProvident Corp. (a)	83,300	1,730,974
W.R. Berkley Corp.	62,250	2,148,247

		49,299,208

International Oil - 4.81%
Anadarko Petroleum Corp.	80,400	3,499,008
Chevron Corp.	32,300	2,375,019
ConocoPhillips	27,570	1,983,662
Exxon Mobil Corp.	536,400	41,104,332

		48,962,021

Leisure Time - 1.17%
International Game Technology, Inc.	99,700	4,606,140
Walt Disney Company	213,500	7,316,645

		11,922,785

Life Sciences - 0.01%
Pharmaceutical Product Development, Inc.	2,600	83,772

Liquor - 0.95%
Anheuser-Busch Companies, Inc.	189,300	9,313,560
Brown Forman Corp., Class B	4,900	324,576

		9,638,136

Manufacturing - 2.40%
3M Company	21,900	1,706,667
Danaher Corp.	113,400	8,214,696
Eaton Corp.	31,700	2,381,938
Harley-Davidson, Inc.	61,900	4,362,093
Illinois Tool Works, Inc.	138,100	6,378,839
Rockwell Automation, Inc.	22,900	1,398,732

		24,442,965

Medical-Hospitals - 0.06%
Health Management Associates, Inc., Class A	4,800	101,328
Manor Care, Inc. (a)	11,000	516,120

		617,448

Office Furnishings & Supplies - 0.17%
Avery Dennison Corp. (a)	1,700	115,481
Office Depot, Inc. *	42,700	1,629,859

		1,745,340

Paper - 0.22%
International Paper Company	50,700	1,728,870

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Paper (continued)
Temple-Inland, Inc.	11,000	$506,330

		2,235,200

Petroleum Services - 0.08%
Baker Hughes, Inc.	10,500	783,930

Pharmaceuticals - 10.69%
Abbott Laboratories	128,600	6,264,106
AmerisourceBergen Corp.	105,200	4,729,792
Barr Pharmaceuticals, Inc. *	18,200	912,184
Bristol-Myers Squibb Company	186,800	4,916,576
Forest Laboratories, Inc. *	209,500	10,600,700
King Pharmaceuticals, Inc. *	97,400	1,550,608
Merck & Company, Inc.	838,800	36,571,680
Pfizer, Inc.	1,672,100	43,307,390

		108,853,036

Photography - 0.05%
Eastman Kodak Company (a)	19,300	497,940

Publishing - 0.47%
Gannett Company, Inc.	71,000	4,292,660
McGraw-Hill Companies, Inc.	7,700	523,754

		4,816,414

Railroads & Equipment - 0.86%
Burlington Northern Santa Fe Corp.	43,500	3,210,735
CSX Corp.	37,100	1,277,353
Norfolk Southern Corp.	33,900	1,704,831
Union Pacific Corp.	27,700	2,548,954

		8,741,873

Retail Grocery - 1.15%
Safeway, Inc.	132,900	4,593,024
SUPERVALU, Inc.	35,933	1,284,605
The Kroger Company	253,600	5,850,552

		11,728,181

Retail Trade - 13.17%
Abercrombie & Fitch Company, Class A	7,300	508,299
American Eagle Outfitters, Inc. (a)	38,850	1,212,508
Bed Bath & Beyond, Inc. *	85,000	3,238,500
Best Buy Company, Inc.	46,900	2,307,011
Circuit City Stores, Inc.	15,500	294,190
Costco Wholesale Corp.	93,100	4,922,197
CVS Corp. (a)	5,000	154,550
Dollar General Corp. (a)	82,600	1,326,556
Family Dollar Stores, Inc.	56,300	1,651,279
Foot Locker, Inc.	26,100	572,373
Gap, Inc.	18,500	360,750
Home Depot, Inc.	922,200	37,035,552
J.C. Penney Company, Inc.	6,100	471,896
Kohl’s Corp. *	85,700	5,864,451
Limited Brands, Inc.	67,900	1,965,026
Lowe’s Companies, Inc.	687,600	21,418,740
Ross Stores, Inc.	12,600	369,180
Staples, Inc.	158,100	4,221,270

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade (continued)
Target Corp.	18,300	$1,044,015
The TJX Companies, Inc.	96,600	2,755,032
Walgreen Company	109,200	5,011,188
Wal-Mart Stores, Inc.	808,500	37,336,530
Williams-Sonoma, Inc. (a)	2,900	91,176

		134,132,269

Sanitary Services - 0.50%
Ecolab, Inc.	34,900	1,577,480
Waste Management, Inc.	96,800	3,559,336

		5,136,816

Semiconductors - 0.27%
Intel Corp.	133,400	2,701,350

Software - 1.27%
BEA Systems, Inc. *	82,900	1,042,882
BMC Software, Inc. *	13,700	441,140
Citrix Systems, Inc. *	44,700	1,209,135
Intuit, Inc. *	52,700	1,607,877
Microsoft Corp.	97,200	2,902,392
Oracle Corp. *	334,000	5,724,760

		12,928,186

Steel - 0.29%
Nucor Corp.	54,200	2,962,572

Telecommunications Equipment &
Services - 0.63%
QUALCOMM, Inc.	169,100	6,390,289

Telephone - 6.80%
AT&T, Inc.	641,657	22,939,238
BellSouth Corp.	428,200	20,172,502
CenturyTel, Inc.	30,800	1,344,728
Qwest Communications International, Inc. * (a)	192,500	1,611,225
Verizon Communications, Inc.	622,100	23,167,004

		69,234,697

Tobacco - 1.38%
Altria Group, Inc.	107,800	9,251,396
Reynolds American, Inc. (a)	33,300	2,180,151
UST, Inc. (a)	44,900	2,613,180

		14,044,727

Toys, Amusements & Sporting Goods - 0.10%
Mattel, Inc.	44,800	1,015,168

Transportation - 0.66%
C.H. Robinson Worldwide, Inc.	76,000	3,107,640
Expeditors International of Washington, Inc.	89,500	3,624,750

		6,732,390

Trucking & Freight - 1.65%
Fedex Corp.	149,000	16,184,380
J.B. Hunt Transport Services, Inc. (a)	31,200	648,024

		16,832,404

TOTAL COMMON STOCKS (Cost $933,259,279)		$1,004,377,333

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Core Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 4.31%

State Street Navigator Securities
Lending Prime Portfolio (c)	$43,927,933	$43,927,933

TOTAL SHORT TERM INVESTMENTS
(Cost $43,927,933)		$43,927,933

REPURCHASE AGREEMENTS - 1.29%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$13,105,749 on 01/02/2007,
collateralized by $13,315,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at
$13,364,931, including interest) (c)	$13,100,000	$13,100,000

TOTAL REPURCHASE AGREEMENTS
(Cost $13,100,000)		$13,100,000

Total Investments (U.S. Core Trust)
(Cost $990,287,212) - 104.25%		$1,061,405,266
Liabilities in Excess of Other Assets - (4.25)%		(43,232,252)

TOTAL NET ASSETS - 100.00%		$1,018,173,014

U.S. Global Leaders Growth Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.94%

Biotechnology - 7.92%
Amgen, Inc. *	369,010	$25,207,073
Genzyme Corp. *	426,273	26,249,891

		51,456,964

Business Services - 5.55%
Automatic Data Processing, Inc.	732,652	36,083,111

Computers & Business Equipment - 2.22%
Dell, Inc. *	573,810	14,396,893

Cosmetics & Toiletries - 7.69%
Colgate-Palmolive Company	377,833	24,649,825
Procter & Gamble Company	394,363	25,345,710

		49,995,535

Financial Services - 4.04%
State Street Corp.	389,236	26,250,076

Food & Beverages - 12.23%
PepsiCo, Inc.	507,900	31,769,145
Sysco Corp.	720,247	26,476,280
The Coca-Cola Company	439,475	21,204,669

		79,450,094

Healthcare Products - 8.70%
Johnson & Johnson	282,896	18,676,794
Medtronic, Inc.	348,508	18,648,663

U.S. Global Leaders Growth Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Products (continued)
Stryker Corp. (a)	348,000	$19,178,280

		56,503,737

Holdings Companies/Conglomerates - 5.17%
General Electric Company	903,301	33,611,830

Hotels & Restaurants - 3.68%
Starbucks Corp. *	674,588	23,893,907

Insurance - 2.87%
American International Group, Inc.	260,556	18,671,443

Internet Retail - 3.37%
eBay, Inc. *	727,743	21,883,232

Leisure Time - 2.44%
Electronic Arts, Inc. *	314,614	15,843,961

Pharmaceuticals - 3.84%
Teva Pharmaceutical Industries, Ltd., SADR	803,027	24,958,079

Retail Grocery - 1.83%
Whole Foods Market, Inc. (a)	254,000	11,920,220

Retail Trade - 12.87%
Costco Wholesale Corp.	238,281	12,597,917
Home Depot, Inc.	329,137	13,218,142
Lowe’s Companies, Inc.	608,000	18,939,200
Staples, Inc.	1,454,769	38,842,332

		83,597,591

Software - 7.08%
Microsoft Corp.	1,100,404	32,858,063
SAP AG, SADR	247,400	13,136,940

		45,995,003

Telecommunications Equipment &
Services - 3.60%
QUALCOMM, Inc.	619,300	23,403,347

Trucking & Freight - 2.84%
United Parcel Service, Inc., Class B	245,740	18,425,585

TOTAL COMMON STOCKS (Cost $608,750,030)		$636,340,608

SHORT TERM INVESTMENTS - 0.58%
State Street Navigator Securities
Lending Prime Portfolio (c)	$3,759,488	$3,759,488

TOTAL SHORT TERM INVESTMENTS
(Cost $3,759,488)		$3,759,488

REPURCHASE AGREEMENTS - 1.73%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$11,245,166 on 01/02/2007,
collateralized by $9,790,000 United
States Treasury Bond, 6.250% due
08/15/2023 (valued at
$11,467,800, including interest) (c)	$11,239,000	$11,239,000

TOTAL REPURCHASE AGREEMENTS
(Cost $11,239,000)		$11,239,000

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Total Investments (U.S. Global Leaders Growth Trust) (Cost $623,748,518) - 100.25%	$651,339,096
Liabilities in Excess of Other Assets - (0.25)%	(1,649,525)

TOTAL NET ASSETS - 100.00%	$649,689,571

U.S. Large Cap Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 98.23%

Advertising - 0.75%
Getty Images, Inc. * (a)	120,000	$5,138,400
Omnicom Group, Inc.	19,700	2,059,438

		7,197,838

Aerospace - 1.30%
United Technologies Corp.	200,100	12,510,252

Aluminum - 0.56%
Alcoa, Inc.	178,700	5,362,787

Apparel & Textiles - 0.51%
Hanesbrands, Inc. *	205,649	4,857,429

Auto Parts - 0.31%
Johnson Controls, Inc.	34,300	2,947,056

Automobiles - 0.37%
Ford Motor Company	86,200	647,362
General Motors Corp. (a)	95,700	2,939,904

		3,587,266

Banking - 3.34%
Commerce Bancorp, Inc. (a)	48,900	1,724,703
Compass Bancshares, Inc.	25,900	1,544,935
Fifth Third Bancorp	118,400	4,846,112
Hudson City Bancorp, Inc.	405,100	5,622,788
Wachovia Corp.	320,500	18,252,475

		31,991,013

Biotechnology - 0.28%
Millennium Pharmaceuticals, Inc. *	242,800	2,646,520

Broadcasting - 0.89%
CBS Corp., Class B	105,600	3,292,608
Clear Channel Communications, Inc.	148,000	5,259,920

		8,552,528

Building Materials & Construction - 0.68%
American Standard Companies, Inc.	141,300	6,478,605

Business Services - 2.32%
Affiliated Computer Services, Inc., Class A *	114,600	5,597,064
Automatic Data Processing, Inc.	35,900	1,768,075
Fluor Corp.	161,600	13,194,640
Paychex, Inc.	42,900	1,696,266

		22,256,045

Cable and Television - 1.13%
Cablevision Systems New York Group, Class A *	81,200	2,312,576
Comcast Corp., Class A *	74,600	3,157,818
Time Warner, Inc.	138,700	3,020,886
Viacom, Inc. *	56,850	2,332,556

		10,823,836

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cellular Communications - 0.50%
American Tower Corp., Class A *	57,800	$2,154,784
Motorola, Inc.	129,500	2,662,520

		4,817,304

Chemicals - 2.08%
Dow Chemical Company	122,100	4,876,674
E.I. Du Pont De Nemours & Company	14,300	696,553
Huntsman Corp. *	285,300	5,412,141
Methanex Corp.	109,400	2,994,278
NOVA Chemicals Corp. (a)	61,900	1,727,010
Potash Corp. of Saskatchewan, Inc.	25,100	3,601,348
Rohm & Haas Company	12,500	639,000

		19,947,004

Coal - 0.35%
Arch Coal, Inc. (a)	111,900	3,360,357

Computers & Business Equipment - 5.77%
Cisco Systems, Inc. *	808,600	22,099,038
Dell, Inc. *	234,100	5,873,569
Hewlett-Packard Company	73,200	3,015,108
SanDisk Corp. *	244,900	10,538,047
Seagate Technology (a)	269,600	7,144,400
Sun Microsystems, Inc. *	1,220,200	6,613,484

		55,283,646

Cosmetics & Toiletries - 0.55%
Avon Products, Inc.	158,800	5,246,752

Crude Petroleum & Natural Gas - 0.20%
EOG Resources, Inc.	31,300	1,954,685

Drugs & Health Care - 0.45%
ImClone Systems, Inc. * (a)	160,800	4,303,008

Electrical Equipment - 0.73%
Cooper Industries, Ltd., Class A	44,800	4,051,264
Emerson Electric Company	66,800	2,945,212

		6,996,476

Electrical Utilities - 0.86%
CMS Energy Corp. *	143,000	2,388,100
Exelon Corp.	20,900	1,293,501
The AES Corp. *	208,500	4,595,340

		8,276,941

Electronics - 1.34%
Agilent Technologies, Inc. *	36,237	1,262,859
Flextronics International, Ltd. *	651,400	7,478,072
Jabil Circuit, Inc.	167,500	4,112,125

		12,853,056

Financial Services - 10.55%
AmeriCredit Corp. *	80,100	2,016,117
Capital One Financial Corp.	45,400	3,487,628
Federal Home Loan Mortgage Corp.	92,300	6,267,170
Federal National Mortgage Association	133,300	7,916,687
Goldman Sachs Group, Inc.	11,500	2,292,525
IndyMac Bancorp, Inc. (a)	69,400	3,134,104

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
JPMorgan Chase & Company	351,292	$16,967,404
Lehman Brothers Holdings, Inc.	24,300	1,898,316
SLM Corp.	478,400	23,331,568
Washington Mutual, Inc.	452,200	20,570,578
Wells Fargo & Company	373,800	13,292,328

		101,174,425

Food & Beverages - 4.69%
Campbell Soup Company (a)	105,800	4,114,562
Kraft Foods, Inc., Class A (a)	145,500	5,194,350
PepsiCo, Inc.	190,400	11,909,520
Sara Lee Corp.	539,400	9,185,982
Sysco Corp.	142,900	5,253,004
The Coca-Cola Company	96,100	4,636,825
Unilever NV	172,600	4,703,350

		44,997,593

Furniture & Fixtures - 0.32%
Leggett & Platt, Inc.	128,900	3,080,710

Gas & Pipeline Utilities - 0.65%
Kinder Morgan, Inc.	31,700	3,352,275
NiSource, Inc.	118,800	2,863,080

		6,215,355

Gold - 0.40%
Barrick Gold Corp.	126,300	3,877,410

Healthcare Products - 1.54%
Baxter International, Inc.	197,100	9,143,469
Medtronic, Inc.	105,400	5,639,954

		14,783,423

Healthcare Services - 2.70%
Cerner Corp. * (a)	41,100	1,870,050
DaVita, Inc. *	68,750	3,910,500
Lincare Holdings, Inc. *	78,900	3,143,376
McKesson Corp.	48,200	2,443,740
Medco Health Solutions, Inc. *	32,300	1,726,112
UnitedHealth Group, Inc.	111,000	5,964,030
Wellpoint, Inc. *	86,400	6,798,816

		25,856,624

Holdings Companies/Conglomerates - 3.42%
Berkshire Hathaway, Inc., Class A *	56	6,159,440
General Electric Company	715,600	26,627,476

		32,786,916

Homebuilders - 0.13%
Lennar Corp., Class A	23,200	1,217,072

Hotels & Restaurants - 0.64%
McDonald’s Corp.	56,000	2,482,480
Starwood Hotels & Resorts Worldwide, Inc.	37,500	2,343,750
The Cheesecake Factory, Inc. *	52,400	1,289,040

		6,115,270

Household Products - 0.21%
Jarden Corp. * (a)	58,800	2,045,652

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance - 2.58%
AFLAC, Inc.	47,900	$2,203,400
American International Group, Inc.	121,387	8,698,592
Marsh & McLennan Companies, Inc.	248,800	7,628,208
RenaissanceRe Holdings, Ltd.	28,300	1,698,000
XL Capital, Ltd., Class A	62,400	4,494,048

		24,722,248

International Oil - 3.96%
Anadarko Petroleum Corp.	43,000	1,871,360
Chevron Corp.	67,448	4,959,452
Exxon Mobil Corp.	92,300	7,072,949
Royal Dutch Shell PLC, ADR, Class B shares (a)	26,342	1,874,233
Royal Dutch Shell PLC, ADR	207,600	14,696,004
Weatherford International, Ltd. *	179,700	7,509,663

		37,983,661

Internet Content - 2.04%
Google, Inc., Class A *	42,400	19,524,352

Internet Retail - 0.89%
eBay, Inc. *	285,000	8,569,950

Internet Service Provider - 0.41%
Yahoo!, Inc. *	153,400	3,917,836

Leisure Time - 1.85%
Carnival Corp.	30,600	1,500,930
Las Vegas Sands Corp. *	78,900	7,059,972
Walt Disney Company	269,200	9,225,484

		17,786,386

Liquor - 0.22%
Anheuser-Busch Companies, Inc.	43,600	2,145,120

Manufacturing - 1.94%
Danaher Corp.	108,300	7,845,252
Illinois Tool Works, Inc.	180,000	8,314,200
Siemens AG SADR (a)	24,500	2,414,475

		18,573,927

Mining - 0.31%
Newmont Mining Corp.	65,300	2,948,295

Paper - 0.27%
International Paper Company	76,500	2,608,650

Petroleum Services - 3.43%
Baker Hughes, Inc.	115,700	8,638,162
BJ Services Company	156,100	4,576,852
Halliburton Company	106,000	3,291,300
Schlumberger, Ltd.	230,600	14,564,696
Transocean, Inc. *	22,300	1,803,847

		32,874,857

Pharmaceuticals - 7.16%
Allergan, Inc.	89,100	10,668,834
AstraZeneca PLC, SADR	354,500	18,983,475
Eli Lilly & Company	20,900	1,088,890
Endo Pharmaceutical Holdings, Inc. *	68,600	1,891,988
Forest Laboratories, Inc. *	496,800	25,138,080

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Pharmaceuticals (continued)
Pfizer, Inc.	75,000	$1,942,500
Sepracor, Inc. * (a)	57,700	3,553,166
Teva Pharmaceutical Industries, Ltd., SADR	174,800	5,432,784

		68,699,717

Publishing - 0.03%
Idearc, Inc. *	8,740	250,401

Real Estate - 0.35%
Douglas Emmett, Inc., REIT *	54,500	1,449,155
General Growth Properties, Inc., REIT	27,670	1,445,204
Host Hotels & Resorts, Inc., REIT	17,508	429,822

		3,324,181

Retail Trade - 5.17%
Best Buy Company, Inc.	75,700	3,723,683
Dollar Tree Stores, Inc. *	114,100	3,434,410
Home Depot, Inc.	126,500	5,080,240
Lowe’s Companies, Inc.	614,900	19,154,135
Target Corp.	292,900	16,709,945
Urban Outfitters, Inc. * (a)	64,600	1,487,738

		49,590,151

Semiconductors - 7.12%
Altera Corp. *	460,900	9,070,512
Applied Materials, Inc.	713,000	13,154,850
Fairchild Semiconductor International, Inc. *	151,700	2,550,077
Intel Corp.	541,200	10,959,300
International Rectifier Corp. *	147,000	5,663,910
KLA-Tencor Corp.	251,800	12,527,050
Linear Technology Corp.	107,900	3,271,528
Qimonda AG, SADR *	93,200	1,631,932
Silicon Laboratories, Inc. *	55,000	1,905,750
Xilinx, Inc.	317,500	7,559,675

		68,294,584

Software - 4.12%
Compuware Corp. *	154,000	1,282,820
Microsoft Corp.	985,100	29,415,086
NAVTEQ Corp. *	40,800	1,426,776
SAP AG, SADR	138,900	7,375,590

		39,500,272

Telecommunications Equipment &
Services - 0.57%
Corning, Inc. *	207,400	3,880,454
QUALCOMM, Inc.	41,100	1,553,169

		5,433,623

Telephone - 1.84%
AT&T, Inc.	130,600	4,668,950
Qwest Communications International, Inc. * (a)	263,700	2,207,169
Sprint Nextel Corp.	341,300	6,447,157
Verizon Communications, Inc.	115,600	4,304,944

		17,628,220

Tobacco - 1.83%
Altria Group, Inc.	204,500	17,550,190

U.S. Large Cap Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Trucking & Freight - 1.62%
Fedex Corp.	15,300	$1,661,886
United Parcel Service, Inc., Class B	185,400	13,901,292

		15,563,178

TOTAL COMMON STOCKS (Cost $834,640,603)		$941,890,653

CORPORATE BONDS - 0.26%

Automobiles - 0.26%
Ford Motor Company 4.25% due 12/15/2036	$2,282,000	2,451,826

TOTAL CORPORATE BONDS (Cost $2,296,183)		$2,451,826

SHORT TERM INVESTMENTS - 5.01%
State Street Navigator Securities Lending Prime Portfolio (c)	$48,040,051	$48,040,051

TOTAL SHORT TERM INVESTMENTS (Cost $48,040,051)		$48,040,051

REPURCHASE AGREEMENTS - 1.41%
Repurchase Agreement with State Street Corp. dated 12/29/2006 at 3.95% to be repurchased at $13,565,951 on 01/02/2007, collateralized by $13,780,000 Federal National Mortgage Association, 5.25% due 06/15/2008 (valued at $13,831,675, including interest) (c)	$13,560,000	$13,560,000

TOTAL REPURCHASE AGREEMENTS (Cost $13,560,000)		$13,560,000

Total Investments (U.S. Large Cap Trust) (Cost $898,536,837) - 104.91%		$1,005,942,530
Liabilities in Excess of Other Assets - (4.91)%		(47,061,894)

TOTAL NET ASSETS - 100.00%		$958,880,636

U.S. Multi Sector Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 93.31%

Aerospace - 1.76%
Armor Holdings, Inc. *	1,900	$104,215
General Dynamics Corp.	55,400	4,118,990
Lockheed Martin Corp.	61,900	5,699,133
Northrop Grumman Corp.	100,700	6,817,390
Raytheon Company	28,000	1,478,400
United Technologies Corp.	104,000	6,502,080

		24,720,208

Agriculture - 0.30%
Archer-Daniels-Midland Company	132,600	4,237,896

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Air Freight - 0.02%
ExpressJet Holdings, Inc. *	30,300	$245,430

Air Travel - 0.01%
SkyWest, Inc. (a)	6,100	155,611

Aluminum - 0.33%
Alcoa, Inc.	149,600	4,489,496
Superior Essex, Inc. *	5,200	172,900

		4,662,396

Apparel & Textiles - 0.85%
Columbia Sportswear Company * (a)	11,800	657,260
Deckers Outdoor Corp. * (a)	2,400	143,880
Jones Apparel Group, Inc.	39,200	1,310,456
Kellwood Company (a)	27,000	878,040
K-Swiss, Inc., Class A (a)	17,700	544,098
Liz Claiborne, Inc. (a)	54,500	2,368,570
Mohawk Industries, Inc. * (a)	20,600	1,542,116
Oakley, Inc. (a)	17,900	359,074
Oxford Industries, Inc. (a)	8,600	426,990
Timberland Company, Class A *	27,600	871,608
VF Corp. (a)	35,300	2,897,424

		11,999,516

Auto Parts - 0.69%
American Axle & Manufacturing Holdings, Inc. (a)	27,000	512,730
ArvinMeritor, Inc. (a)	27,700	504,971
AutoZone, Inc. *	25,100	2,900,556
Genuine Parts Company	36,900	1,750,167
Johnson Controls, Inc.	37,100	3,187,632
Keystone Automotive Industries, Inc. *	7,500	254,925
O’Reilly Automotive, Inc. * (a)	12,200	391,132
TRW Automotive Holdings Corp. *	9,200	238,004

		9,740,117

Auto Services - 0.23%
AutoNation, Inc. *	139,300	2,969,876
Avis Budget Group, Inc. *	5,190	112,571
Lithia Motors, Inc., Class A	3,500	100,660

		3,183,107

Automobiles - 1.23%
Ford Motor Company (a)	656,700	4,931,817
General Motors Corp. (a)	269,400	8,275,968
PACCAR, Inc. (a)	58,850	3,819,365
Tenneco, Inc. *	9,700	239,784

		17,266,934

Banking - 1.92%
1st Source Corp.	660	21,206
Anchor BanCorp Wisconsin, Inc.	5,500	158,510
Bank of America Corp.	239,500	12,786,905
BankUnited Financial Corp., Class A (a)	9,400	262,824
BB&T Corp.	22,500	988,425
City Bank, Lynnwood, WA (a)	1,500	53,700
Comerica, Inc.	39,500	2,317,860
First Horizon National Corp. (a)	9,800	409,444

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Banking (continued)
First Indiana Corp.	3,625	$91,930
Hancock Holding Company	4,600	243,064
ITLA Capital Corp.	2,400	138,984
National City Corp.	244,100	8,924,296
TD Banknorth, Inc.	5,600	180,768
Virginia Commerce Bancorp, Inc. * (a)	2,400	47,712
Whitney Holding Corp.	4,700	153,314
Wilmington Trust Corp.	5,600	236,152

		27,015,094

Biotechnology - 0.18%
Applera Corp.	65,100	2,388,519
Techne Corp. *	2,900	160,805

		2,549,324

Broadcasting - 0.34%
CBS Corp., Class B	29,100	907,338
News Corp.	177,700	3,816,996
Sinclair Broadcast Group, Inc., Class A	9,700	101,850

		4,826,184

Building Materials & Construction - 0.42%
American Standard Companies, Inc.	50,100	2,297,085
Dycom Industries, Inc. *	15,000	316,800
EMCOR Group, Inc. * (a)	23,800	1,353,030
LSI Industries, Inc.	4,700	93,295
Masco Corp.	47,300	1,412,851
NCI Building Systems, Inc. *	4,400	227,700
Perini Corp. * (a)	5,500	169,290

		5,870,051

Business Services - 2.00%
Affiliated Computer Services, Inc., Class A *	55,400	2,705,736
Computer Sciences Corp. * (a)	57,300	3,058,101
Deluxe Corp. (a)	18,200	458,640
Electronic Data Systems Corp.	35,100	967,005
FactSet Research Systems, Inc.	19,800	1,118,304
First Data Corp.	138,100	3,524,312
Forrester Research, Inc. *	5,800	157,238
Geo Group, Inc. *	6,300	236,376
Global Payments, Inc.	6,900	319,470
H & R Block, Inc.	5,500	126,720
Lightbridge, Inc. *	4,600	62,284
Manpower, Inc.	43,900	3,289,427
MAXIMUS, Inc.	1,100	33,858
Moody’s Corp.	88,200	6,091,092
MPS Group, Inc. *	35,500	503,390
On Assignment, Inc. *	12,200	143,350
Paxar Corp. *	3,500	80,710
Pitney Bowes, Inc. (a)	64,500	2,979,255
Pre-Paid Legal Services, Inc. * (a)	5,000	195,650
Robert Half International, Inc.	45,400	1,685,248
Scansource, Inc. * (a)	4,300	130,720
Spherion Corp. *	12,900	95,847
StarTek, Inc.	3,900	52,806

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services (continued)
Teletech Holdings, Inc. *	5,900	$140,892
Tyler Technologies, Inc. * (a)	3,000	42,180

		28,198,611

Cable and Television - 0.39%
Comcast Corp., Class A *	128,800	5,452,104

Cellular Communications - 0.01%
Telephone & Data Systems, Inc.	2,600	141,258

Chemicals - 0.57%
A. Schulman, Inc.	3,900	86,775
Air Products & Chemicals, Inc.	16,100	1,131,508
Airgas, Inc.	6,000	243,120
E.I. Du Pont De Nemours & Company	52,500	2,557,275
Georgia Gulf Corp.	21,100	407,441
H.B. Fuller Company	27,400	707,468
Hercules, Inc. *	18,700	361,097
PolyOne Corp. *	19,400	145,500
PPG Industries, Inc.	32,500	2,086,825
Sensient Technologies Corp.	9,900	243,540

		7,970,549

Colleges & Universities - 0.17%
Career Education Corp. *	14,900	369,222
Corinthian Colleges, Inc. *	26,900	366,647
ITT Educational Services, Inc. *	25,400	1,685,798

		2,421,667

Commercial Services - 0.01%
PeopleSupport, Inc. * (a)	6,700	141,035
Vertrue, Inc. * (a)	800	30,728

		171,763

Computers & Business Equipment - 3.44%
Benchmark Electronics, Inc. *	18,600	453,096
Brocade Communications Systems, Inc. *	14,000	114,940
CDW Corp.	25,900	1,821,288
Cisco Systems, Inc. *	331,600	9,062,628
Cognizant Technology Solutions Corp., Class A *	14,800	1,141,968
Dell, Inc. *	543,400	13,633,906
Diebold, Inc.	700	32,620
Hewlett-Packard Company	111,100	4,576,209
Ingram Micro, Inc., Class A *	62,000	1,265,420
International Business Machines Corp.	79,100	7,684,565
Lexmark International, Inc. *	86,600	6,339,120
Network Appliance, Inc. *	7,400	290,672
Sykes Enterprises, Inc. *	6,800	119,952
Tech Data Corp. *	33,400	1,264,858
Western Digital Corp. *	33,100	677,226

		48,478,468

Construction & Mining Equipment - 0.00%
Kaman Corp., Class A	1,400	31,346

Construction Materials - 0.20%
Ameron International Corp.	3,400	259,658

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Construction Materials (continued)
Columbus McKinnon Corp. *	600	$12,612
Comfort Systems USA, Inc.	5,500	69,520
Martin Marietta Materials, Inc.	9,700	1,007,927
Sherwin-Williams Company	12,400	788,392
Universal Forest Products, Inc.	14,000	652,680

		2,790,789

Containers & Glass - 0.14%
Bemis Company, Inc.	17,900	608,242
Greif, Inc., Class A	2,100	248,640
Pactiv Corp. *	21,300	760,197
Sonoco Products Company	8,600	327,316

		1,944,395

Cosmetics & Toiletries - 0.91%
Alberto-Culver Company *	14,100	302,445
Avon Products, Inc.	72,100	2,382,184
Colgate-Palmolive Company	46,900	3,059,756
Estee Lauder Companies, Inc., Class A	41,400	1,689,948
International Flavors & Fragrances, Inc. (a)	26,200	1,287,992
Kimberly-Clark Corp.	60,100	4,083,795

		12,806,120

Crude Petroleum & Natural Gas - 0.72%
Apache Corp.	17,300	1,150,623
Devon Energy Corp.	17,300	1,160,484
Harvest Natural Resources, Inc. *	14,700	156,261
Marathon Oil Corp.	15,900	1,470,750
Occidental Petroleum Corp.	128,000	6,250,240

		10,188,358

Domestic Oil - 0.00%
St. Mary Land & Exploration Company (a)	700	25,788

Drugs & Health Care - 0.02%
Molina Healthcare, Inc. * (a)	9,800	318,598

Electrical Equipment - 0.94%
A.O. Smith Corp.	12,200	458,232
Anixter International, Inc. *	4,100	222,630
Baldor Electric Company	3,500	116,970
Cohu, Inc.	200	4,032
Emerson Electric Company	226,400	9,981,976
Genlyte Group, Inc. *	11,700	913,887
Littelfuse, Inc. *	8,100	258,228
Molex, Inc.	26,000	822,380
Tektronix, Inc.	15,400	449,218

		13,227,553

Electrical Utilities - 0.12%
CenterPoint Energy, Inc. (a)	33,000	547,140
The AES Corp. *	51,500	1,135,060

		1,682,200

Electronics - 0.21%
Agilent Technologies, Inc. *	3,900	135,915
Amphenol Corp., Class A	8,300	515,264
AVX Corp. (a)	10,400	153,816

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electronics (continued)
Cubic Corp.	2,200	$47,740
Daktronics, Inc. (a)	15,200	560,120
Harman International Industries, Inc.	2,500	249,775
Imation Corp.	4,000	185,720
Planar Systems, Inc. * (a)	3,400	32,878
Rogers Corp. *	4,300	254,345
Synopsys, Inc. *	700	18,711
Technitrol, Inc.	13,200	315,348
Thermo Electron Corp. *	10,000	452,900

		2,922,532

Financial Services - 7.77%
A.G. Edwards, Inc.	9,300	588,597
Bear Stearns Companies, Inc.	17,800	2,897,484
Charles Schwab Corp.	67,600	1,307,384
CIT Group, Inc.	31,400	1,751,178
Citigroup, Inc.	368,300	20,514,310
Countrywide Financial Corp.	24,600	1,044,270
Credit Acceptance Corp. * (a)	700	23,331
Federal Agricultural Mortgage Corp., Class C	200	5,426
Federal Home Loan Mortgage Corp.	66,100	4,488,190
Federal National Mortgage Association	349,800	20,774,622
Federated Investors, Inc., Class B	23,200	783,696
Fidelity National Financial, Inc., Class A	5,754	137,406
Fiserv, Inc. *	30,400	1,593,568
Goldman Sachs Group, Inc.	51,700	10,306,395
Investors Financial Services Corp. (a)	11,100	473,637
Janus Capital Group, Inc.	16,400	354,076
Jefferies Group, Inc.	28,600	767,052
JPMorgan Chase & Company	272,500	13,161,750
Knight Capital Group, Inc. *	20,600	394,902
Lehman Brothers Holdings, Inc.	35,400	2,765,448
Mellon Financial Corp.	60,100	2,533,215
Merrill Lynch & Company, Inc.	59,000	5,492,900
MoneyGram International, Inc.	34,800	1,091,328
Morgan Stanley	67,100	5,463,953
PNC Financial Services Group, Inc.	35,300	2,613,612
Raymond James Financial, Inc.	33,350	1,010,838
SEI Investments Company	16,100	958,916
Student Loan Corp.	1,800	373,140
SWS Group, Inc.	2,500	89,250
T. Rowe Price Group, Inc. (c)	14,900	652,173
Waddell & Reed Financial, Inc., Class A	14,800	404,928
Washington Mutual, Inc.	91,200	4,148,688
World Acceptance Corp. *	8,300	389,685

		109,355,348

Food & Beverages - 2.73%
Campbell Soup Company (a)	32,500	1,263,925
ConAgra Foods, Inc.	51,600	1,393,200
Corn Products International, Inc.	10,300	355,762
Dean Foods Company *	54,400	2,300,032
Flowers Foods, Inc.	2,300	62,077

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Food & Beverages (continued)
General Mills, Inc.	19,200	$1,105,920
H.J. Heinz Company	62,200	2,799,622
Hormel Foods Corp. (a)	19,100	713,194
Kraft Foods, Inc., Class A (a)	140,700	5,022,990
McCormick & Company, Inc.	15,700	605,392
Pepsi Bottling Group, Inc.	66,700	2,061,697
Performance Food Group Company *	25,800	713,112
Sara Lee Corp.	82,200	1,399,866
Spartan Stores, Inc.	2,200	46,046
Sysco Corp.	58,200	2,139,432
The Coca-Cola Company	294,100	14,190,325
Tyson Foods, Inc., Class A (a)	139,400	2,293,130

		38,465,722

Furniture & Fixtures - 0.20%
American Woodmark Corp. (a)	4,600	192,510
Ethan Allen Interiors, Inc. (a)	25,400	917,194
Furniture Brands International, Inc. (a)	42,200	684,906
Kimball International, Inc., Class B (a)	2,100	51,030
La-Z-Boy, Inc. (a)	20,300	240,961
Leggett & Platt, Inc. (a)	29,700	709,830

		2,796,431

Healthcare Products - 2.76%
Baxter International, Inc.	45,300	2,101,467
Beckman Coulter, Inc. (a)	10,800	645,840
Becton, Dickinson & Company	41,100	2,883,165
Biomet, Inc.	48,600	2,005,722
C.R. Bard, Inc.	10,000	829,700
Computer Programs & Systems, Inc.	2,400	81,576
DENTSPLY International, Inc.	19,200	573,120
IDEXX Laboratories, Inc. *	7,900	626,470
Johnson & Johnson	383,900	25,345,078
Owens & Minor, Inc.	200	6,254
Patterson Companies, Inc. *	12,500	443,875
PSS World Medical, Inc. *	3,700	72,261
Respironics, Inc. *	3,000	113,250
Stryker Corp. (a)	24,400	1,344,684
Varian Medical Systems, Inc. *	10,300	489,971
Zimmer Holdings, Inc. *	17,000	1,332,460

		38,894,893

Healthcare Services - 4.42%
AMERIGROUP Corp. *	15,000	538,350
Apria Healthcare Group, Inc. * (a)	8,600	229,190
Cardinal Health, Inc.	185,600	11,958,208
Caremark Rx, Inc.	46,000	2,627,060
Covance, Inc. *	4,300	253,313
Express Scripts, Inc. *	112,000	8,019,200
Health Net, Inc. *	38,600	1,878,276
Kindred Healthcare, Inc. *	10,400	262,600
Laboratory Corp. of America Holdings *	10,000	734,700
Lincare Holdings, Inc. *	49,500	1,972,080
McKesson Corp.	235,700	11,949,990

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Healthcare Services (continued)
Quest Diagnostics, Inc.	79,700	$4,224,100
UnitedHealth Group, Inc.	317,700	17,070,021
Weight Watchers International, Inc.	10,100	530,553

		62,247,641

Holdings Companies/Conglomerates - 0.16%
Textron, Inc.	17,500	1,640,975
United Industrial Corp. (a)	11,300	573,475

		2,214,450

Homebuilders - 0.80%
Beazer Homes USA, Inc. (a)	11,200	526,512
Centex Corp.	23,500	1,322,345
D.R. Horton, Inc.	48,500	1,284,765
Hovnanian Enterprises, Inc., Class A * (a)	8,400	284,760
KB Home (a)	11,500	589,720
Lennar Corp., Class A (a)	25,800	1,353,468
M.D.C. Holdings, Inc. (a)	4,600	262,430
M/I Homes, Inc. (a)	20,400	779,076
Meritage Homes Corp. * (a)	1,800	85,896
NVR, Inc. * (a)	2,000	1,290,000
Pulte Homes, Inc. (a)	54,800	1,814,976
Ryland Group, Inc. (a)	16,600	906,692
Standard Pacific Corp. (a)	29,600	792,984

		11,293,624

Hotels & Restaurants - 1.87%
Applebee’s International, Inc.	48,400	1,194,028
Brinker International, Inc.	49,050	1,479,348
CBRL Group, Inc.	24,400	1,092,144
Choice Hotels, Inc.	13,900	585,190
CKE Restaurants, Inc. (a)	7,400	136,160
Darden Restaurants, Inc.	12,300	494,091
Jack in the Box, Inc. *	23,700	1,446,648
Marriott International, Inc., Class A	21,800	1,040,296
Papa Johns International, Inc. * (a)	42,800	1,241,628
Ruby Tuesday, Inc. (a)	35,000	960,400
Starbucks Corp. *	422,300	14,957,866
Tim Hortons, Inc. (a)	4,307	124,731
Wendy’s International, Inc.	27,400	906,666
Yum! Brands, Inc.	11,700	687,960

		26,347,156

Household Appliances - 0.30%
The Toro Company (a)	5,800	270,454
Whirlpool Corp. (a)	46,900	3,893,638

		4,164,092

Household Products - 0.35%
Blyth, Inc.	26,000	539,500
Energizer Holdings, Inc. *	10,100	716,999
Newell Rubbermaid, Inc.	73,400	2,124,930
Select Comfort Corp. * (a)	29,450	512,136
The Clorox Company	15,000	962,250

		4,855,815

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Industrial Machinery - 1.24%
AGCO Corp. *	28,900	$894,166
Caterpillar, Inc.	52,400	3,213,692
Cummins, Inc.	11,400	1,347,252
Deere & Company	27,800	2,642,946
Flowserve Corp. *	2,400	121,128
Graco, Inc.	13,700	542,794
Lincoln Electric Holdings, Inc. (a)	20,700	1,250,694
Middleby Corp. *	1,500	157,005
NACCO Industries, Inc., Class A	2,300	314,180
Parker-Hannifin Corp.	20,300	1,560,664
Rofin Sinar Technologies, Inc. *	3,000	181,380
Tennant Company	5,200	150,800
Terex Corp. *	26,700	1,724,286
Valmont Industries, Inc.	6,300	349,587
W.W. Grainger, Inc.	42,900	3,000,426

		17,451,000

Industrials - 0.17%
Crane Company	20,000	732,800
Fastenal Company (a)	36,600	1,313,208
Harsco Corp.	2,900	220,690
Lawson Products, Inc.	1,400	64,246

		2,330,944

Insurance - 5.11%
21st Century Insurance Group (a)	2,400	42,360
AFLAC, Inc.	269,500	12,397,000
Allstate Corp.	92,500	6,022,675
Ambac Financial Group, Inc.	49,900	4,444,593
American Financial Group, Inc.	28,650	1,028,821
Aon Corp.	83,600	2,954,424
Brown & Brown, Inc. (a)	53,400	1,506,414
Chubb Corp.	60,500	3,201,055
CIGNA Corp.	6,100	802,577
Cincinnati Financial Corp.	7,900	357,949
CNA Surety Corp. *	1,400	30,100
Commerce Group, Inc.	18,200	541,450
Erie Indemnity Company., Class A (a)	8,400	487,032
FBL Financial Group, Inc., Class A	200	7,816
First American Corp. (a)	31,400	1,277,352
Hanover Insurance Group, Inc.	8,500	414,800
Harleysville Group, Inc.	3,500	121,870
LandAmerica Financial Group, Inc. (a)	14,700	927,717
Lincoln National Corp.	56,885	3,777,164
Markel Corp. *	500	240,050
MBIA, Inc. (a)	27,900	2,038,374
MGIC Investment Corp. (a)	42,500	2,657,950
National Western Life Insurance Company,
Class A *	800	184,112
Nationwide Financial Services, Inc., Class A (a)	10,900	590,780
Old Republic International Corp.	100,425	2,337,894
PMI Group, Inc.	62,000	2,924,540
Presidential Life Corp.	9,000	197,550

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Insurance (continued)
Progressive Corp.	273,700	$6,629,014
Protective Life Corp.	20,100	954,750
Radian Group, Inc.	26,000	1,401,660
Stancorp Financial Group, Inc.	1,900	85,595
Stewart Information Services Corp.	11,200	485,632
Torchmark Corp.	80,300	5,119,928
Transatlantic Holdings, Inc. (a)	6,600	409,860
Triad Guaranty, Inc. * (a)	8,200	449,934
Universal American Financial Corp. *	9,800	182,672
UnumProvident Corp. (a)	114,600	2,381,388
W.R. Berkley Corp.	66,300	2,288,013

		71,902,865

International Oil - 5.43%
Anadarko Petroleum Corp.	167,600	7,293,952
Exxon Mobil Corp.	902,100	69,127,923

		76,421,875

Internet Software - 0.01%
WebMethods, Inc. *	17,300	127,328

Leisure Time - 0.82%
Bluegreen Corp. * (a)	4,000	51,320
International Game Technology, Inc.	122,300	5,650,260
Las Vegas Sands Corp. *	1,400	125,272
Walt Disney Company	167,800	5,750,506

		11,577,358

Life Sciences - 0.05%
Pharmaceutical Product Development, Inc.	23,300	750,726

Liquor - 0.64%
Anheuser-Busch Companies, Inc.	171,400	8,432,880
Brown Forman Corp., Class B	9,400	622,656

		9,055,536

Manufacturing - 2.03%
Acuity Brands, Inc.	16,100	837,844
Carlisle Companies, Inc.	7,900	620,150
Danaher Corp.	99,300	7,193,292
Eaton Corp.	33,300	2,502,162
Harley-Davidson, Inc. (a)	94,200	6,638,274
Illinois Tool Works, Inc.	181,900	8,401,961
Kaydon Corp.	14,900	592,126
Nordson Corp.	12,200	607,926
Rockwell Automation, Inc. (a)	19,500	1,191,060

		28,584,795

Medical-Hospitals - 0.10%
Manor Care, Inc. (a)	15,000	703,800
Universal Health Services, Inc., Class B	12,700	703,961

		1,407,761

Metal & Metal Products - 0.28%
Commercial Metals Company	9,200	237,360
Metal Management, Inc.	14,200	537,470
Mueller Industries, Inc.	18,700	592,790
Reliance Steel & Aluminum Company (a)	39,400	1,551,572

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Metal & Metal Products (continued)
Southern Copper Corp. (a)	14,700	$792,183
Timken Company	7,200	210,096

		3,921,471

Mining - 0.01%
AMCOL International Corp.	5,300	147,022

Mobile Homes - 0.18%
Thor Industries, Inc. (a)	40,300	1,772,797
Winnebago Industries, Inc. (a)	24,800	816,168

		2,588,965

Office Furnishings & Supplies - 0.30%
Avery Dennison Corp. (a)	24,200	1,643,906
HNI Corp. (a)	2,400	106,584
IKON Office Solutions, Inc. (a)	34,900	571,313
Office Depot, Inc. *	51,000	1,946,670

		4,268,473

Paper - 0.14%
International Paper Company (a)	38,700	1,319,670
Smurfit-Stone Container Corp. *	20,700	218,592
Temple-Inland, Inc.	9,500	437,285

		1,975,547

Petroleum Services - 0.04%
Baker Hughes, Inc.	5,100	380,766
Valero Energy Corp.	4,800	245,568

		626,334

Pharmaceuticals - 11.95%
Abbott Laboratories	133,000	6,478,430
AmerisourceBergen Corp.	179,100	8,052,336
Barr Pharmaceuticals, Inc. *	34,200	1,714,104
Bristol-Myers Squibb Company	118,600	3,121,552
Forest Laboratories, Inc. *	296,600	15,007,960
King Pharmaceuticals, Inc. *	70,700	1,125,544
Merck & Company, Inc.	1,425,100	62,134,360
Pfizer, Inc.	2,727,400	70,639,660

		168,273,946

Plastics - 0.01%
Spartech Corp.	6,100	159,942

Publishing - 0.42%
Consolidated Graphics, Inc. *	2,700	159,489
Gannett Company, Inc.	88,500	5,350,710
McGraw-Hill Companies, Inc.	2,000	136,040
Valassis Communications, Inc. *	13,800	200,100

		5,846,339

Railroads & Equipment - 0.53%
Burlington Northern Santa Fe Corp.	43,500	3,210,735
CSX Corp.	26,400	908,952
Norfolk Southern Corp.	20,900	1,051,061
Union Pacific Corp.	22,400	2,061,248
Wabtec Corp.	5,800	176,204

		7,408,200

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Real Estate - 0.03%
New Century Financial Corp., REIT (a)	13,300	$420,147

Retail Grocery - 1.17%
Ingles Markets, Inc.	6,300	187,677
Nash-Finch Company (a)	11,800	322,140
Ruddick Corp.	6,200	172,050
Safeway, Inc.	150,700	5,208,192
Smart & Final, Inc. *	3,000	56,700
SUPERVALU, Inc.	33,679	1,204,024
The Kroger Company	405,500	9,354,885

		16,505,668

Retail Trade - 12.92%
Bed Bath & Beyond, Inc. *	121,900	4,644,390
Best Buy Company, Inc.	31,100	1,529,809
Cato Corp., Class A	3,100	71,021
Costco Wholesale Corp.	101,100	5,345,157
Dollar General Corp.	20,400	327,624
Dollar Tree Stores, Inc. *	14,300	430,430
Family Dollar Stores, Inc.	48,400	1,419,572
First Cash Financial Services, Inc. *	15,300	395,811
Fossil, Inc. * (a)	25,200	569,016
Gap, Inc.	40,200	783,900
Home Depot, Inc.	1,352,900	54,332,464
Kohl’s Corp. *	93,000	6,363,990
Limited Brands, Inc.	38,500	1,114,190
Lowe’s Companies, Inc.	1,173,900	36,566,985
NBTY, Inc. *	21,000	872,970
Pantry, Inc. *	2,200	103,048
Ross Stores, Inc.	20,100	588,930
Sonic Automotive, Inc. (a)	6,800	197,472
Staples, Inc.	183,400	4,896,780
Steven Madden, Ltd. *	19,750	693,027
Talbots, Inc. (a)	1,800	43,380
The Buckle, Inc.	2,700	137,295
The TJX Companies, Inc.	45,200	1,289,104
United Rentals, Inc. * (a)	36,600	930,738
Walgreen Company	155,200	7,122,128
Wal-Mart Stores, Inc.	1,107,100	51,125,878

		181,895,109

Sanitary Services - 0.35%
Allied Waste Industries, Inc. *	18,200	223,678
Ecolab, Inc. (a)	39,600	1,789,920
Waste Management, Inc.	81,000	2,978,370

		4,991,968

Semiconductors - 0.31%
Intel Corp.	212,600	4,305,150

Software - 0.84%
BEA Systems, Inc. *	107,700	1,354,866
BMC Software, Inc. *	26,100	840,420
Citrix Systems, Inc. *	44,900	1,214,545
Intuit, Inc. *	114,000	3,478,140

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Software (continued)
Macrovision Corp. *	4,600	$129,996
Oracle Corp. *	260,100	4,458,114
Transaction Systems Architects, Inc., Class A *	10,600	345,242

		11,821,323

Steel - 0.40%
Nucor Corp.	94,300	5,154,438
Olympic Steel, Inc. (a)	1,100	24,453
Ryerson, Inc. (a)	16,900	424,021

		5,602,912

Telecommunications Equipment &
Services - 0.74%
Commscope, Inc. *	8,800	268,224
Polycom, Inc. *	26,600	822,206
QUALCOMM, Inc.	246,900	9,330,351

		10,420,781

Telephone - 3.92%
AT&T, Inc.	633,700	22,654,775
BellSouth Corp.	239,400	11,278,134
CenturyTel, Inc.	41,000	1,790,060
Qwest Communications International, Inc. * (a)	150,300	1,258,011
Verizon Communications, Inc.	487,100	18,139,604

		55,120,584

Tires & Rubber - 0.05%
Goodyear Tire & Rubber Company * (a)	32,200	675,878

Tobacco - 0.91%
Altria Group, Inc.	97,100	8,333,122
Reynolds American, Inc. (a)	21,300	1,394,511
Universal Corp.	6,900	338,169
UST, Inc. (a)	46,300	2,694,660

		12,760,462

Toys, Amusements & Sporting Goods - 0.09%
Mattel, Inc.	56,400	1,278,024

Transportation - 0.85%
C.H. Robinson Worldwide, Inc.	122,500	5,009,025
Expeditors International of Washington, Inc.	145,100	5,876,550
Kirby Corp. *	9,500	324,235
Overseas Shipholding Group, Inc.	8,400	472,920
Saia, Inc. *	9,400	218,174

		11,900,904

Travel Services - 0.08%
Sabre Holdings Corp.	35,500	1,132,095

Trucking & Freight - 1.70%
Arkansas Best Corp.	22,400	806,400
EGL, Inc. *	14,800	440,744
Fedex Corp.	161,000	17,487,820
Forward Air Corp.	6,800	196,724
J.B. Hunt Transport Services, Inc. (a)	37,500	778,875
Landstar Systems, Inc.	24,900	950,682
Old Dominion Freight Lines, Inc. *	11,800	284,026

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

U.S. Multi Sector Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Trucking & Freight (continued)
Oshkosh Truck Corp.	14,200	$687,564
Ryder Systems, Inc.	30,000	1,531,800
Swift Transportation, Inc. *	30,300	795,981

		23,960,616

TOTAL COMMON STOCKS (Cost $1,226,017,826)		$1,313,497,187

SHORT TERM INVESTMENTS - 6.11%
State Street Navigator Securities
Lending Prime Portfolio (c)	$85,934,446	$85,934,446

TOTAL SHORT TERM INVESTMENTS
(Cost $85,934,446)		$85,934,446

REPURCHASE AGREEMENTS - 6.12%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$86,208,819 on 01/02/2007,
collateralized by $87,570,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at
$87,898,388, including interest) (c)	$86,171,000	$86,171,000

TOTAL REPURCHASE AGREEMENTS
(Cost $86,171,000)		$86,171,000

Total Investments (U.S. Multi Sector Trust)
(Cost $1,398,123,272) - 105.54%		$1,485,602,633
Liabilities in Excess of Other Assets - (5.54)%		(77,963,329)

TOTAL NET ASSETS - 100.00%		$1,407,639,304

Utilities Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 88.18%

Broadcasting - 2.81%
Citadel Broadcasting Corp. (a)	82,670	$823,393
Grupo Televisa SA, SADR	93,580	2,527,596
News Corp.	114,870	2,467,408

		5,818,397

Building Materials & Construction - 0.42%
Bouygues SA	13,500	866,324

Business Services - 0.25%
R.H. Donnelley Corp. * (a)	8,200	514,386

Cable and Television - 1.79%
Comcast Corp.-Special Class A *	14,450	605,166
Rogers Communications, Inc., Class B	54,800	1,631,680
Time Warner, Inc.	9,700	211,266
Viacom, Inc. *	30,465	1,249,979

		3,698,091

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Cellular Communications - 4.19%
America Movil SA de CV, Series L	42,860	$1,938,129
Dobson Communications Corp., Class A * (a)	295,300	2,572,063
Hutchison Telecommunications
International, Ltd. *	442,000	1,117,275
Tim Participacoes SA	41,800	1,447,116
Turkcell Iletisim Hizmetleri AS	314,500	1,585,808

		8,660,391

Coal - 0.78%
China Coal Energy Company, H Shares *	637,000	415,242
CONSOL Energy, Inc.	37,400	1,201,662

		1,616,904

Construction Materials - 0.16%
China Communications
Construction Company, Ltd. *	338,000	333,759

Crude Petroleum & Natural Gas - 1.82%
Apache Corp.	14,900	990,999
Devon Energy Corp.	7,500	503,100
Gaz de France (a)	26,200	1,204,888
Venoco, Inc. * (a)	48,980	860,089
XTO Energy, Inc.	4,400	207,020

		3,766,096

Electrical Equipment - 0.68%
CPFL Energia SA, ADR (a)	34,300	1,405,614

Electrical Utilities - 33.15%
AES Tiete SA	49,658,200	1,449,042
American Electric Power Company, Inc.	100,700	4,287,806
CenterPoint Energy, Inc. (a)	73,200	1,213,656
CMS Energy Corp. *	218,000	3,640,600
Constellation Energy Group, Inc.	84,201	5,798,923
Dominion Resources, Inc. (a)	10,000	838,400
DPL, Inc. (a)	66,200	1,839,036
Dynegy, Inc., Class A *	309,900	2,243,676
E.ON AG	40,500	5,495,629
EDF Energies Nouvelles, SA *	3,800	201,131
Edison International	142,260	6,469,985
EDP- Energias do Brasil SA	7,000	108,197
Endesa SA	26,400	1,248,226
Enel SpA (a)	166,440	1,716,442
Enersis SA, ADR	115,670	1,850,720
Entergy Corp.	8,800	812,416
Exelon Corp.	28,820	1,783,670
FirstEnergy Corp.	85,800	5,173,740
FPL Group, Inc.	114,130	6,210,955
Iberdrola SA	7,100	310,307
International Power PLC	358,720	2,682,200
Mirant Corp. *	130,700	4,126,199
Pepco Holdings, Inc.	7,800	202,878
Portland General Electric Company (a)	3,600	98,100
Public Service Enterprise Group, Inc.	79,800	5,297,124
Red Electrica De Espana (a)	36,300	1,556,320

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Electrical Utilities (continued)
The AES Corp. *	87,660	$1,932,026

		68,587,404

Energy - 9.25%
Duke Energy Corp.	111,500	3,702,915
Energen Corp.	4,400	206,536
Equatorial Energia SA *	24,100	212,780
NRG Energy, Inc. * (a)	181,540	10,168,055
RWE AG	27,040	2,979,447
Trina Solar, Ltd. * (a)	10,800	204,120
TXU Corp.	30,560	1,656,658

		19,130,511

Gas & Pipeline Utilities - 10.21%
AGL Resources, Inc.	87,910	3,420,578
Enagas	156,461	3,637,932
Equitable Resources, Inc.	136,300	5,690,525
Questar Corp.	15,860	1,317,173
Williams Companies, Inc.	269,811	7,047,463

		21,113,671

International Oil - 2.79%
Hess Corp.	16,400	812,948
Noble Corp.	28,460	2,167,229
Talisman Energy, Inc.	102,900	1,748,258
Total SA	14,400	1,038,473

		5,766,908

Petroleum Services - 3.01%
ENSCO International, Inc. (a)	16,160	808,969
Fortum Corp. Oyj	27,000	768,166
GlobalSantaFe Corp.	58,860	3,459,791
Schlumberger, Ltd.	7,500	473,700
Transocean, Inc. *	8,900	719,921

		6,230,547

Sanitary Services - 0.44%
Veolia Environnement SA	11,950	920,923

Semiconductors - 0.10%
Solarfun Power Holdings Company, Ltd., SADR * (a)	17,900	209,251

Telecommunications Equipment &
Services - 9.64%
Embarq Corp.	19,500	1,024,920
France Telecom SA	75,460	2,086,140
KDDI Corp.	15	101,701
Neuf Cegetel *	14,410	511,515
Orascom Telecom Holding SAE, GDR *	3,800	250,800
Orascom Telecom Holding SAE *	1,800	118,800
Singapore Telecommunications, Ltd.	736,200	1,574,195
Telecom Argentina SA, ADR, B Shares * (a)	31,000	620,310
Telefonica SA (a)	108,100	2,299,499
Telekom Austria AG	14,800	396,461
Telenor ASA	157,800	2,970,785
Telus Corp. - Non Voting Shares	111,270	4,967,718

Utilities Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Telecommunications Equipment &
Services (continued)
Vodafone Group PLC	666,000	$1,845,811
Vympel Communicatii, ADR * (a)	14,800	1,168,460

		19,937,115

Telephone - 6.69%
AT&T, Inc.	170,400	6,091,800
Qwest Communications International, Inc. * (a)	159,700	1,336,689
Sprint Nextel Corp.	10,600	200,234
Verizon Communications, Inc.	58,800	2,189,712
Windstream Corp. *	282,968	4,023,805

		13,842,240

TOTAL COMMON STOCKS (Cost $149,372,671)		$182,418,532

PREFERRED STOCKS - 5.40%

Cable and Television - 0.07%
NET Servicos de Comunicacao SA *	12,900	146,643

Electrical Utilities - 3.41%
Eletropaulo Metropolitana de Sao Paulo SA *	35,010,000	1,787,396
Entergy Corp. * (a)	88,480	5,262,790

		7,050,186

Energy - 1.27%
NRG Energy, Inc. *	9,700	2,615,363

Gas & Pipeline Utilities - 0.65%
El Paso Corp. *	1,020	1,351,500

TOTAL PREFERRED STOCKS (Cost $9,647,436)		$11,163,692

CORPORATE BONDS - 1.71%
Cable and Television - 0.51%
EchoStar Communications Corp.
5.75% due 05/15/2008	$560,000	570,500
Rogers Cable, Inc.
5.50% due 03/15/2014	500,000	478,095

		1,048,595

Electrical Utilities - 0.48%
Beaver Valley Funding Corp.
9.00% due 06/01/2017	102,000	114,545
Empresa Nacional De Electricidad
8.35% due 08/01/2013	773,000	876,781

		991,326

Energy - 0.58%
Mirant North America LLC
7.375% due 12/31/2013	500,000	507,500
TXU Energy Company, LLC
7.00% due 03/15/2013	670,000	701,060

		1,208,560

Petroleum Services - 0.14%
Transocean, Inc.
1.50% due 05/15/2021	240,000	280,500

TOTAL CORPORATE BONDS (Cost $3,510,525)		$3,528,981

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Utilities Trust (continued)

	Shares or Principal Amount	Value

SHORT TERM INVESTMENTS - 12.48%
Falcon Asset Securitization
zero coupon due 01/02/2007	$8,202,000	$8,200,797
State Street Navigator Securities Lending
Prime Portfolio (c)	17,614,760	17,614,760

TOTAL SHORT TERM INVESTMENTS
(Cost $25,815,557)		$25,815,557

Total Investments (Utilities Trust)
(Cost $188,346,189) - 107.77%		$222,926,762
Liabilities in Excess of Other Assets - (7.77)%		(16,063,136)

TOTAL NET ASSETS - 100.00%		$206,863,626

Value Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.98%

Aerospace - 2.31%
Goodrich Corp.	179,410	$8,172,125
Banking - 4.25%
Hudson City Bancorp, Inc.	617,740	8,574,231
Northern Trust Corp.	105,920	6,428,285

		15,002,516

Biotechnology - 2.73%
Affymetrix, Inc. *	185,400	4,275,324
Applera Corp.	146,080	5,359,675

		9,634,999

Building Materials & Construction - 0.64%
KBR, Inc. *	86,910	2,273,566

Business Services - 1.48%
Pitney Bowes, Inc.	113,200	5,228,708

Computers & Business Equipment - 3.28%
Diebold, Inc.	248,770	11,592,682

Containers & Glass - 2.79%
Sealed Air Corp.	152,070	9,872,384

Cosmetics & Toiletries - 6.28%
Avon Products, Inc.	159,360	5,265,255
International Flavors & Fragrances, Inc.	344,370	16,929,228

		22,194,483

Electrical Utilities - 4.48%
Constellation Energy Group, Inc.	114,679	7,897,943
Wisconsin Energy Corp.	167,040	7,927,718

		15,825,661

Energy - 1.05%
McDermott International, Inc. *	72,790	3,702,099

Financial Services - 8.14%
A.G. Edwards, Inc.	106,240	6,723,930
Amvescap PLC	309,170	7,621,040
Charles Schwab Corp.	353,140	6,829,727

Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Lazard, Ltd., Class A	160,490	$7,597,597

		28,772,294

Food & Beverages - 3.21%
ConAgra Foods, Inc.	419,730	11,332,710

Gas & Pipeline Utilities - 3.62%
El Paso Corp.	357,200	5,458,016
NiSource, Inc.	304,550	7,339,655

		12,797,671

Healthcare Products - 2.59%
Beckman Coulter, Inc.	152,740	9,133,852

Healthcare Services - 1.83%
HEALTHSOUTH Corp. *	285,044	6,456,247

Household Products - 1.96%
Newell Rubbermaid, Inc.	239,590	6,936,131

Industrial Machinery - 1.47%
Cameron International Corp. *	97,800	5,188,290

Insurance - 11.83%
ACE, Ltd.	160,360	9,713,005
Allied World Assurance Holdings, Ltd.	208,030	9,076,349
Aspen Insurance Holdings, Ltd.	190,410	5,019,208
Conseco, Inc. *	260,740	5,209,585
Marsh & McLennan Companies, Inc.	322,840	9,898,274
Security Capital Assurance, Ltd.	103,620	2,883,745

		41,800,166

International Oil - 2.50%
Hess Corp.	177,950	8,820,982

Internet Retail - 1.20%
Amazon.com, Inc. *	107,630	4,247,080

Internet Software - 1.41%
Juniper Networks, Inc. *	263,760	4,995,614

Investment Companies - 0.97%
Market Vectors Gold Miners ETF *	86,200	3,437,656

Manufacturing - 1.76%
Snap-on, Inc.	130,670	6,225,119

Medical-Hospitals - 1.08%
Tenet Healthcare Corp. *	545,330	3,800,950

Newspapers - 1.68%
Dow Jones & Company, Inc.	156,000	5,928,000

Office Furnishings & Supplies - 1.76%
Office Depot, Inc. *	162,610	6,206,824

Pharmaceuticals - 1.91%
Watson Pharmaceuticals, Inc. *	259,480	6,754,264

Real Estate - 2.65%
KKR Financial Corp., REIT	349,620	9,366,320

Retail Grocery - 1.03%
Safeway, Inc.	105,250	3,637,440

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Value Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Retail Trade - 2.03%
Rite Aid Corp. *	1,314,750	$7,152,240

Sanitary Services - 2.19%
Nalco Holding Company *	378,880	7,751,885

Semiconductors - 2.03%
Linear Technology Corp.	236,780	7,179,170

Software - 1.98%
Cognos, Inc. *	164,720	6,994,011

Telecommunications Equipment &
Services - 1.45%
Andrew Corp. *	500,430	5,119,399

Telephone - 2.46%
CenturyTel, Inc.	198,640	8,672,622

Tobacco - 1.95%
UST, Inc.	118,150	6,876,330

TOTAL COMMON STOCKS (Cost $280,201,732)		$339,082,490

SHORT TERM INVESTMENTS - 4.07%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/02/2007	$14,390,000	$14,388,081

TOTAL SHORT TERM INVESTMENTS
(Cost $14,388,081)		$14,388,081

Total Investments (Value Trust)
(Cost $294,589,813) - 100.05%		$353,470,571
Liabilities in Excess of Other Assets - (0.05)%		(185,837)

TOTAL NET ASSETS - 100.00%		$353,284,734

Value & Restructuring Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 97.17%

Aerospace - 2.82%
Empresa Brasileira de Aeronautica SA, ADR	115,995	$4,805,673
Spirit Aerosystems Holdings, Inc., Class A *	12,600	421,722
United Technologies Corp.	68,445	4,279,181

		9,506,576

Air Travel - 2.66%
Copa Holdings SA, Class A	97,659	4,547,003
Gol Linhas Aereas Inteligentes SA, ADR (a)	154,409	4,426,906

		8,973,909

Broadcasting - 2.07%
CBS Corp., Class B	114,383	3,566,462
XM Satellite Radio Holdings, Inc., Class A * (a)	237,041	3,425,242

		6,991,704

Building Materials & Construction - 0.56%
Eagle Materials, Inc. (a)	43,840	1,895,203

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Business Services - 0.74%
MasterCard, Inc., Class A (a)	25,227	$2,484,607

Cable and Television - 0.90%
EchoStar Communications Corp., Class A *	79,432	3,020,799

Cellular Communications - 3.14%
America Movil SA de CV, Series L	234,246	10,592,604

Chemicals - 3.74%
Celanese Corp., Series A (a)	176,164	4,559,124
Lanxess AG *	47,499	2,662,634
PPG Industries, Inc.	61,032	3,918,865
Tronox, Inc., Class A (a)	91,427	1,461,918

		12,602,541

Coal - 3.34%
Alpha Natural Resources, Inc. * (a)	117,005	1,664,981
CONSOL Energy, Inc.	194,235	6,240,771
Foundation Coal Holdings, Inc. (a)	61,204	1,943,839
International Coal Group, Inc. * (a)	261,065	1,422,804

		11,272,395

Commercial Services - 0.51%
AerCap Holdings NV *	47,670	1,104,991
Castlepoint Holdings, Ltd.	57,200	629,200

		1,734,191

Computers & Business Equipment - 1.09%
International Business Machines Corp.	37,992	3,690,923

Cosmetics & Toiletries - 0.93%
Avon Products, Inc.	95,202	3,145,474

Crude Petroleum & Natural Gas - 3.18%
Devon Energy Corp.	101,682	6,820,828
Pinnacle Gas Resources, Inc. *	26,600	292,600
W&T Offshore, Inc. (a)	117,258	3,602,166

		10,715,594

Domestic Oil - 1.31%
Noble Energy, Inc.	90,274	4,429,745

Drugs & Health Care - 0.64%
Wyeth	42,347	2,156,309

Electrical Utilities - 0.49%
Enel SpA	161,801	1,668,602

Electronics - 1.03%
Harman International Industries, Inc.	34,852	3,482,063

Energy - 1.27%
Duke Energy Corp.	58,385	1,938,966
Rosetta Resources, Inc. * (a)	124,818	2,330,352

		4,269,318

Financial Services - 14.37%
Amvescap PLC (a)	161,349	3,977,253
Capital One Financial Corp.	46,315	3,557,918
CIT Group, Inc.	77,325	4,312,415
Citigroup, Inc.	105,838	5,895,176
Federal Home Loan Mortgage Corp.	72,964	4,954,255

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
Friedman, Billings, Ramsey Group, Inc. (a)	126,700	$1,013,600
JPMorgan Chase & Company	86,893	4,196,932
Lehman Brothers Holdings, Inc.	68,230	5,330,128
Morgan Stanley	93,227	7,591,475
PNC Financial Services Group, Inc.	52,741	3,904,944
Washington Mutual, Inc.	82,190	3,738,823

		48,472,919

Food & Beverages - 2.01%
ConAgra Foods, Inc.	71,423	1,928,421
Dean Foods Company *	107,535	4,546,580
Vintage Wine Trust, Inc.	52,985	317,910

		6,792,911

Furniture & Fixtures - 1.03%
Leggett & Platt, Inc. (a)	145,905	3,487,129

Gas & Pipeline Utilities - 1.06%
El Paso Corp. (a)	234,393	3,581,525

Healthcare Products - 1.21%
Baxter International, Inc.	88,282	4,095,402

Holdings Companies/Conglomerates - 1.43%
Loews Corp.	116,602	4,835,485

Homebuilders - 2.10%
Centex Corp. (a)	126,128	7,097,223

Household Appliances - 2.83%
Black & Decker Corp.	119,536	9,559,294

Household Products - 0.96%
Newell Rubbermaid, Inc.	112,161	3,247,061

Industrial Machinery - 1.09%
AGCO Corp. * (a)	118,553	3,668,030

Insurance - 5.26%
ACE, Ltd.	111,636	6,761,792
Genworth Financial, Inc.	42,000	1,436,820
Marsh & McLennan Companies, Inc.	96,960	2,972,794
MetLife, Inc.	83,867	4,948,992
People’s Choice *	109,656	219,312
Primus Guaranty, Ltd. * (a)	120,340	1,389,927

		17,729,637

International Oil - 6.97%
Anadarko Petroleum Corp.	80,084	3,485,256
ConocoPhillips	117,857	8,479,811
Murphy Oil Corp.	63,142	3,210,771
Petroleo Brasileiro SA, ADR	80,863	8,328,080

		23,503,918

Investment Companies - 1.56%
Apollo Investment Corp. (a)	107,852	2,415,885
MCG Capital Corp. (a)	140,362	2,852,156

		5,268,041

Manufacturing - 2.10%
Rockwell Automation, Inc.	46,133	2,817,804

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Manufacturing (continued)
Tyco International, Ltd.	140,530	$4,272,112

		7,089,916

Metal & Metal Products - 1.17%
Southern Copper Corp. (a)	73,082	3,938,389

Mining - 0.45%
Grupo Mexico SA	416,000	1,525,263

Paper - 0.49%
Smurfit-Stone Container Corp. *	155,248	1,639,419

Petroleum Services - 1.98%
PetroHawk Energy Corp. * (a)	178,209	2,049,403
Petroplus Holdings AG *	13,675	957,119
Todco, Class A * (a)	107,286	3,665,963

		6,672,485

Pharmaceuticals - 1.65%
AmerisourceBergen Corp.	74,557	3,352,082
Bristol-Myers Squibb Company	84,321	2,219,329

		5,571,411

Railroads & Equipment - 1.98%
Union Pacific Corp.	72,701	6,689,946

Real Estate - 2.12%
DiamondRock Hospitality Company, REIT	155,788	2,805,742
FBR Capital Markets Corp., REIT *	40,000	600,000
Host Hotels & Resorts, Inc., REIT	76,861	1,886,937
RAIT Investment Trust, REIT	11,391	392,762
Ventas, Inc., REIT	34,671	1,467,277

		7,152,718

Retail Trade - 3.41%
The TJX Companies, Inc.	134,435	3,834,086
United Rentals, Inc. * (a)	175,204	4,455,438
Zale Corp. * (a)	113,687	3,207,110

		11,496,634

Steel - 0.84%
Schnitzer Steel Industries, Inc.	71,086	2,822,114

Telecommunications Equipment &
Services - 1.70%
DataPath, Inc. *	78,000	741,000
Nokia Oyj, SADR	167,991	3,413,577
Plantronics, Inc. (a)	74,512	1,579,655

		5,734,232

Telephone - 3.55%
Harris Corp.	175,932	8,068,242
Sprint Nextel Corp.	114,469	2,162,319
Windstream Corp. *	122,445	1,741,168

		11,971,729

Tobacco - 1.62%
Loews Corp. - Carolina Group	84,508	5,469,358

Transportation - 0.67%
Aries Maritime Transport, Ltd. (a)	55,819	511,860
Arlington Tankers, Ltd. (a)	47,992	1,121,573

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Value & Restructuring Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Transportation (continued)
Omega Navigation Enterprises, Inc.	39,523	$618,930

		2,252,363

Trucking & Freight - 1.14%
Ryder Systems, Inc.	75,049	3,832,002

TOTAL COMMON STOCKS (Cost $292,764,329)		$327,829,111

PREFERRED STOCKS - 1.24%

Chemicals - 0.21%
Celanese Corp. * (a)	20,383	733,788

Financial Services - 1.03%
Ford Motor Company Capital Trust II *	101,399	3,467,846

TOTAL PREFERRED STOCKS (Cost $3,628,363)		$4,201,634

SHORT TERM INVESTMENTS - 15.64%
State Street Navigator Securities
Lending Prime Portfolio (c)	$52,752,791	$52,752,791

TOTAL SHORT TERM INVESTMENTS
(Cost $52,752,791)		$52,752,791

REPURCHASE AGREEMENTS - 2.66%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$8,968,935 on 01/02/2007,
collateralized by $9,335,000
Federal Home Loan Mortgage
Corp., 4.125% due 11/18/2009
(valued at $9,148,300, including
interest) (c)	$8,965,000	$8,965,000

TOTAL REPURCHASE AGREEMENTS
(Cost $8,965,000)		$8,965,000

Total Investments (Value & Restructuring Trust)
(Cost $358,110,483) - 116.71%		$393,748,536
Liabilities in Excess of Other Assets - (16.71)%		(56,367,828)

TOTAL NET ASSETS - 100.00%		$337,380,708

Vista Trust

	Shares or Principal Amount	Value

COMMON STOCKS - 95.96%

Advertising - 0.25%
Lamar Advertising Company, Class A *	4,600	$300,794

Aerospace - 3.88%
BE Aerospace, Inc. *	142,363	3,655,882
Spirit Aerosystems Holdings, Inc., Class A *	29,549	989,005

		4,644,887

Agriculture - 2.00%
Monsanto Company	45,600	2,395,368

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Apparel & Textiles - 0.67%
Coach, Inc. *	18,700	$803,352

Biotechnology - 0.45%
Digene Corp. *	11,300	541,496

Building Materials & Construction - 4.67%
Aker Kvaerner ASA *	20,900	2,610,822
Foster Wheeler, Ltd. *	53,922	2,973,259

		5,584,081

Business Services - 3.35%
Alliance Data Systems Corp. *	54,500	3,404,615
Gartner Group, Inc., Class A * (a)	30,300	599,637

		4,004,252

Cellular Communications - 14.63%
America Movil SA de CV, Series L	75,900	3,432,198
American Tower Corp., Class A *	47,800	1,781,984
Leap Wireless International, Inc. *	66,586	3,959,869
Millicom International Cellular S.A. * (a)	21,100	1,300,604
NII Holdings, Inc. * (a)	109,100	7,030,403

		17,505,058

Computers & Business Equipment - 4.49%
Apple Computer, Inc. *	27,300	2,316,132
Cognizant Technology Solutions
Corp., Class A *	15,200	1,172,832
Parametric Technology Corp. *	29,200	526,184
Research In Motion, Ltd. *	6,300	805,014
Sigma Designs, Inc. * (a)	21,800	554,810

		5,374,972

Correctional Facilities - 0.66%
Corrections Corp. of America *	17,350	784,741

Drugs & Health Care - 0.47%
Mentor Corp. (a)	11,500	562,005

Electrical Equipment - 0.49%
Anixter International, Inc. *	10,800	586,440

Electrical Utilities - 1.52%
Allegheny Energy, Inc. *	13,000	596,830
Quanta Services, Inc. * (a)	62,435	1,228,096

		1,824,926

Electronics - 5.24%
Daktronics, Inc. (a)	16,100	593,285
Mentor Graphics Corp. * (a)	54,282	978,704
Thermo Electron Corp. *	103,900	4,705,631

		6,277,620

Energy - 2.44%
McDermott International, Inc. *	57,500	2,924,450

Financial Services - 3.55%
IntercontinentalExchange, Inc. *	7,600	820,040
International Securities Exchange
Holdings, Inc.	11,600	542,764
Nasdaq Stock Market, Inc. *	16,200	498,798

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Financial Services (continued)
SEI Investments Company	40,100	$2,388,356

		4,249,958

Healthcare Services - 1.71%
Covance, Inc. *	9,600	565,536
Laboratory Corp. of America Holdings *	20,200	1,484,094

		2,049,630

Household Products - 1.25%
Newell Rubbermaid, Inc.	19,900	576,105
Tempur-Pedic International, Inc. * (a)	45,100	922,746

		1,498,851

Industrial Machinery - 3.27%
Alstom RGPT *	10,900	1,477,201
Cameron International Corp. *	10,500	557,025
Terex Corp. *	10,900	703,922
The Manitowoc Company, Inc.	19,700	1,170,771

		3,908,919

Industrials - 0.54%
ABB, Ltd.	35,800	641,356

Insurance - 1.04%
American Financial Group, Inc.	19,600	703,836
Arch Capital Group, Ltd. *	8,000	540,880

		1,244,716

Internet Service Provider - 0.46%
Equinix, Inc. * (a)	7,300	552,026

Internet Software - 1.56%
Akamai Technologies, Inc. * (a)	24,132	1,281,892
Digital River, Inc. *	10,400	580,216

		1,862,108

Leisure Time - 5.32%
International Game Technology, Inc.	54,400	2,513,280
Las Vegas Sands Corp. * (a)	41,900	3,749,212
WMS Industries, Inc. *	2,856	99,560

		6,362,052

Life Sciences - 0.48%
Pharmaceutical Product Development, Inc.	17,800	573,516

Manufacturing - 1.48%
General Cable Corp. *	13,500	590,085
Harley-Davidson, Inc.	16,835	1,186,362

		1,776,447

Metal & Metal Products - 4.64%
Precision Castparts Corp.	63,300	4,955,124
Titanium Metals Corp. * (a)	20,100	593,151

		5,548,275

Petroleum Services - 3.78%
Acergy SA * (a)	43,700	842,004
Core Laboratories N.V. *	15,023	1,216,863
Dril-Quip, Inc. *	13,500	528,660
Oceaneering International, Inc. *	14,300	567,710

Vista Trust (continued)

	Shares or Principal Amount	Value

COMMON STOCKS (continued)

Petroleum Services (continued)
TETRA Technologies, Inc. *	53,700	$1,373,646

		4,528,883

Pharmaceuticals - 3.24%
Celgene Corp. *	15,800	908,974
Shire PLC	143,200	2,970,268

		3,879,242

Real Estate - 0.96%
Archstone-Smith Trust, REIT	9,700	564,637
Jones Lang LaSalle, Inc., REIT	6,400	589,888

		1,154,525

Retail Grocery - 0.54%
Safeway, Inc.	18,700	646,272

Retail Trade - 4.95%
American Eagle Outfitters, Inc.	18,750	585,188
Big Lots, Inc. * (a)	28,200	646,344
GameStop Corp., Class A * (a)	58,500	3,223,935
Kohl’s Corp. *	8,200	561,126
Rent-A-Center, Inc. *	30,700	905,957

		5,922,550

Semiconductors - 2.27%
MEMC Electronic Materials, Inc. *	30,600	1,197,684
NVIDIA Corp. *	41,200	1,524,812

		2,722,496

Software - 2.49%
Activision, Inc. *	70,200	1,210,248
Macrovision Corp. *	31,200	881,712
THQ, Inc. * (a)	27,300	887,796

		2,979,756

Steel - 0.58%
Allegheny Technologies, Inc. (a)	7,600	689,168

Telecommunications Equipment &
Services - 3.05%
SBA Communications Corp. * (a)	132,758	3,650,845

Toys, Amusements & Sporting Goods - 2.67%
Nintendo Company, Ltd.	12,300	3,193,195

Transportation - 0.92%
American Commercial Lines, Inc. * (a)	16,890	1,106,464

TOTAL COMMON STOCKS (Cost $100,937,885)		$114,855,692

SHORT TERM INVESTMENTS - 19.31%
State Street Navigator Securities
Lending Prime Portfolio (c)	$23,110,457	$23,110,457

TOTAL SHORT TERM INVESTMENTS
(Cost $23,110,457)		$23,110,457

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

Vista Trust (continued)

	Shares or Principal Amount	Value

REPURCHASE AGREEMENTS - 4.04%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$4,845,126 on 01/02/2007,
collateralized by $4,925,000
Federal National Mortgage
Association, 5.20% due
11/20/2009 (valued at $4,943,469,
including interest)	$4,843,000	$4,843,000

TOTAL REPURCHASE AGREEMENTS
(Cost $4,843,000)		$4,843,000

Total Investments (Vista Trust)
(Cost $128,891,342) - 119.31%		$142,809,149
Liabilities in Excess of Other Assets - (19.31)%		(23,117,436)

TOTAL NET ASSETS - 100.00%		$119,691,713

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
FIM	- Finnish Markka
FRF	- French Franc
DEM	- German Deutsche Mark
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
ITL	- Italian Lira
IEP	- Irish Punt
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NLG	- Netherlands Guilder
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
ZAR	- South African Rand

Key to Security Abbreviations and Legend

ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
OTC	- Over The Counter
PCL	- Public Company Limited
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor’s Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006
(showing percentage of total net assets)

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

*	Non-Income Producing

(a)	All or a portion of this security was out on loan

(b)	Floating Rate Note

(c)	Investment is an affiliate of the Trust’s subadvisor or custodian bank

(d)	Principal amount of security is adjusted for inflation

(e)	Security Fair Valued on December 31, 2006

(f)	Restricted

**	Purchased on a forward commitment

***	At December 31, 2006, all or a portion of this security was pledged to cover forward commitments purchased and securities sold short.

****	At December 31, 2006, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies.

The Trust currently offers ninety-three separate investment Portfolios, sixty-five of which are as follows:

All Cap Core	Health Sciences	Real Estate Equity
All Cap Growth	Income & Value	Real Estate Securities
All Cap Value	International Core (formerly, International Stock)	Science & Technology
American Blue Chip Income and Growth	International Opportunities	Small Cap
American Bond	International Small Cap	Small Cap Growth
American Growth	International Small Company	Small Cap Opportunities
American Growth-Income	International Value	Small Cap Value
American International	Large Cap	Small Company
Blue Chip Growth	Large Cap Value	Small Company Growth
Capital Appreciation	Managed	Small Company Value
Classic Value	Mid Cap Stock	Special Value
Core Equity	Mid Cap Value	Spectrum Income
Dynamic Growth	Mid Cap Value Equity	Strategic Opportunities
Emerging Growth	Mid Value	U.S. Core (formerly, Growth & Income)
Emerging Small Company	Money Market	U.S. Global Leaders Growth
Equity-Income	Money Market B	U.S. Large Cap
Financial Services	Natural Resources	U.S. Multi Sector
Fundamental Value	Overseas Equity	Utilities
Global	Pacific Rim	Value
Global Allocation	Quantitative All Cap	Value & Restructuring
Global Real Estate	Quantitative Mid Cap	Vista
Growth & Income (formerly, Growth & Income II)	Quantitative Value

Each of the Portfolios, with the exception of American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income, American International, Core Equity, Dynamic Growth, Financial Services, Global Real Estate, Health Sciences, Natural Resources, Real Estate Equity, Real Estate Securities, U.S. Global Leaders Growth, U.S. Multi Sector and Utilities, is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International (collectively, “JHT American Portfolios”) operate as a “Fund of Funds”, investing in shares of mutual funds (“underlying funds”). JHT American Portfolios’ underlying fund’s accounting policies are outlined in the underlying funds’ financial statements, available at the SEC’s Web site at www.sec.gov, CIK 0000729528. The underlying funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”), and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are also offered to Lifestyle Trust. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

At December 31, 2006 John Hancock USA owned 218,089, 217,191 and 153,724 shares of beneficial interest of Classic Value Series I, Classic Value Series II and Quantitative All Cap Series II, respectively.

The Trust offers three classes of shares. Series I and Series II shares are offered for all Portfolios with the exception of Global Real Estate, Growth & Income, International Small Company, Managed, Mid Cap Value Equity, Money Market B, Real Estate Equity, Small Company Growth, Spectrum Income, U.S. Multi Sector, Value & Restructuring and Vista. Series NAV shares are offered for all Portfolios with the exception of JHT American Portfolios and Money Market.

Series I, Series II and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Series III shares were terminated on October 4, 2006.

Change In Portfolio Names  Effective April 28, 2006, the name of Growth & Income II was changed to Growth & Income, the name of International Stock was changed to International Core and the name of Growth & Income was changed to U.S. Core.

Payment Made By Affiliate  JHLICO made a payment of $5,860,000 on December 27, 2006 to the Trust based on its review of frequent trading between January 1, 2001 and December 31, 2003 by certain contractholders in a small number of variable insurance contracts participating in certain portfolios of the former John Hancock Variable Series Trust, which was reorganized into the John Hancock Trust effective April 29, 2005. This payment was made voluntarily to the affected portfolios and approved by the Trustees of the Trust. The amount is recorded as a capital contribution in the Capital Shares footnote.

John Hancock Trust
Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

The compliance error in Special Value Trust was due to the name test rule. The portfolio is required to invest at least 80% of its net assets, at the time of purchase, in companies that fall within the market capitalization range of the Russell 2000 Value Index. In August 2006, the portfolio purchased securities that did not meet the market capitalization requirement at the time of purchase. The offending securities and transactions were later sold which resulted in a loss to the portfolio of $60,687. This loss was fully reimbursed by the Adviser.

Reorganization  On November 30, 2006, the shareholders of the Strategic Value Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Strategic Value Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Large Cap Value Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The Acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the Transferor Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on December 1, 2006.

Acquiring Portfolio	Transferor Portfolio	Acquired Net Asset Value of the Transferor Portfolio	Shares Issued by Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Large Cap Value Trust	Strategic Value Trust	$130,256,967	5,737,438	$390,434,206	$520,691,173

See Note 7 for capital shares issued in connection with the above referenced reorganizations.

On April 25, 2006, the shareholders of the Large Cap Growth Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Large Cap Growth Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Capital Appreciation Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 28, 2006.

Acquiring Portfolio	Transferor Portfolio	Acquired Net Asset Value of the Transferor Portfolio	Appreciation of Transferor Portfolio’s investments	Shares Issued by Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Capital Appreciation	Large Cap Growth	$516,553,704	$47,815,361	57,921,323	$359,988,614	$876,542,318

See Note 7 for capital shares issued in connection with the above referenced reorganizations.

Growth & Income II, Managed, Mid Value, Money Market B, Overseas Equity, Small Cap Growth and Small Cap Value (collectively, “JHT Acquiring Portfolios”) are accounting and performance successors of John Hancock Variable Series Trust I (“VST”) Growth & Income Portfolio, VST Managed Portfolio, VST Mid Cap Value Portfolio, VST Money Market Portfolio, VST Overseas Equity B Portfolio, VST Small Cap Emerging Growth Portfolio and VST Small Cap Value Portfolio (collectively “VST Transferor Portfolios”), respectively. On April 29, 2005, the JHT Acquiring Portfolios acquired substantially all the assets and assumed the liabilities of VST Transferor Portfolios pursuant to an Agreement and Plan of Reorganization, in exchange for Series NAV shares of the JHT Acquiring Portfolios.

On March 1, 2005 and April 4, 2005, shareholders of the Trust and VST, respectively, voted to approve Agreements and Plans of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below VST/JHT Transfer or Portfolios in exchange for a representative amount of shares listed below for the respective JHT Acquiring Portfolios; (b) the liquidation of the VST/JHT Transferor Portfolios; and (c) the distribution to VST/JHT Transferor Portfolio shareholders of such JHT Acquiring Portfolio shares. Based on the opinion of tax counsel, each reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the VST/JHT Transferor Portfolios or their shareholders. The expenses of the reorganizations were borne by the respective VST/JHT Transferor Portfolios and the JHT Acquiring Portfolios, except that JHLICO agreed that it or one of its affiliates would pay such expenses that were allocated to the following VST/JHT Transferor Portfolios: Financial Industries Portfolio, Managed Portfolio, Small Cap Emerging Growth Portfolio and Small Cap Value Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

JHT Acquiring Portfolio	VST/JHT Transferor Portfolio	Acquired Net Asset Value of the Transferor Portfolio	Appreciation (Depreciation) of Transferor Portfolio’s investments	Shares Issued by Acquiring Portfolios	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Blue Chip Growth	VST Large Cap Growth Portfolio**	$591,633,172	$8,669,404	37,934,840	$1,748,434,692	$2,340,067,864
Equity-Income	VST Fundamental Value Portfolio**	208,452,867	25,785,673	13,218,318	1,957,884,043	2,166,336,910
Equity-Income	VST Large Cap Value Portfolio**	422,894,310	42,515,663	26,819,070	2,166,336,910	2,589,231,220
Financial Services	VST Financial Industries Portfolio**	53,326,562	3,225,321	4,003,461	88,185,059	141,511,621
Health Sciences	VST Health Sciences Portfolio**	23,874,921	1,467,051	1,838,214	173,588,764	197,463,685
International Value	Overseas*	226,927,160	19,341,007	15,917,579	1,500,679,376	1,727,606,536
Large Cap Growth	VST Earnings Growth Portfolio**	167,048,161	13,598,538	17,823,803	431,843,855	598,892,016
Mid Cap Stock	Aggressive Growth*	205,457,484	(2,324,968)	16,800,180	758,319,293	963,776,777
Mid Cap Stock	VST Mid Cap Growth Portfolio**	206,708,528	9,927,066	16,869,292	963,776,777	1,170,485,305
Real Estate Securities	VST Real Estate Equity Portfolio**	327,189,577	87,446,803	15,001,084	905,003,092	1,232,192,669

John Hancock Trust
Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

JHT Acquiring Portfolio	VST/JHT Transferor Portfolio	Acquired Net Asset Value of the Transferor Portfolio	Appreciation (Depreciation) of Transferor Portfolio’s investments	Shares Issued by Acquiring Portfolios	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
Small Cap Opportunities	Small Company Blend*	161,986,923	(9,692,123)	8,349,132	250,816,515	412,803,438
U.S. Global Leaders Growth	Strategic Growth*	80,734,911	(1,987,589)	6,648,912	422,183,271	502,918,182

*	Formerly series of JHT
**	Formerly series of VST

See Note 7 for capital shares issued in connection with the above referenced reorganizations.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation  The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern time. Investments in underlying funds of the JHT American Portfolios are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Securities held by Money Market and short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Portfolios that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Portfolios, the pricing for all Portfolios that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Foreign Currency Transactions  The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	market value of securities, other assets and other liabilities at the current rate of exchange at period end of such currencies against U.S. dollars; and

(2)	purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

Security Transactions and Related Investment Income Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date as the Portfolio becomes aware of such dividends, net of all taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations  All income, expenses (except class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense Allocation  Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. In the case of JHT American Portfolios, expenses in the Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying funds.

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Purchased and Written Options  Each Portfolio described in this Annual Report with the exception of JHT American Portfolios, Money Market and Money Market B, may purchase and sell put and call options on securities (whether or not it holds the securities in its Portfolio), securities indices, currencies and futures contracts.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option expires or if the Portfolios enter into an offsetting purchase option, the Portfolios realize a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security that the Portfolio purchases upon exercise of the option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolios realize a loss for the cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease a Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2006 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Health Sciences
Outstanding, beginning of period	11,806	$3,986,503
Options written	39,654	13,696,584
Option closed	(39,863)	(13,512,280)
Options expired	(111)	(65,647)
Outstanding, end of period	11,486	$4,105,160
Spectrum Income
Outstanding, beginning of period	—	—
Options written	1	$652
Options exercised	(1)	(652)
Outstanding, end of period	—	—
Value & Restructuring
Outstanding, beginning of period	295	$133,505
Options written	125	49,271
Option closed	(171)	(70,634)
Options expired	(125)	(49,271)
Options exercised	(124)	(62,871)
Outstanding, end of period	—	—

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The following is a summary of open written options outstanding as of December 31, 2006:

PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE
Health Sciences	CALLS
	Aetna, Inc.	110	$45.00	Apr 2007	($23,100)
	Alcon, Inc.	75	115.00	May 2007	(49,500)
	Alcon, Inc.	75	110.00	Feb 2007	(46,500)
	Alcon, Inc.	22	120.00	May 2007	(10,120)
	Amerigroup Corp.	109	35.00	Mar 2007	(32,700)
	Amylin Pharmaceuticals, Inc.	72	45.00	Jul 2006	(12,240)
	Amylin Pharmaceuticals, Inc.	108	55.00	Jul 2007	(3,780)
	Amylin Pharmaceuticals, Inc.	108	45.00	Jan 2007	(1,080)
	Amylin Pharmaceuticals, Inc.	75	55.00	Apr 2007	(375)
	Biogen Idec, Inc.	38	50.00	Jan 2007	(2,850)
	Boston Scientific Corp.	591	15.00	Jan 2007	(132,975)
	Caremark RX, Inc.	250	55.00	Jun 2007	(120,250)
	Caremark RX, Inc.	144	50.00	Jan 2007	(105,120)
	Celgene Corp.	110	55.00	Apr 2007	(78,100)
	Celgene Corp.	73	50.00	Jan 2007	(59,130)
	Celgene Corp.	36	65.00	Apr 2007	(8,892)
	Cephalon, Inc.	180	70.00	Jan 2007	(40,500)
	Cephalon, Inc.	73	80.00	May 2007	(18,250)
	Cephalon, Inc.	146	85.00	May 2007	(17,520)
	Cephalon, Inc.	36	85.00	Aug 2006	(8,640)
	Cephalon, Inc.	144	80.00	Feb 2007	(7,200)
	Cephalon, Inc.	36	75.00	Feb 2007	(5,220)
	Cigna Corp.	110	115.00	Jan 2007	(193,600)
	Cigna Corp.	73	125.00	Jan 2007	(59,568)
	CVS Corp.	263	30.00	May 2007	(72,325)
	Davita, Inc.	35	50.00	Jan 2007	(23,800)
	Davita, Inc.	35	55.00	Jan 2007	(7,875)
	Elan Corp. PLC	182	20.00	Apr 2007	(6,370)
	Elan Corp. PLC	142	20.00	Jan 2007	(710)
	Elan Corp. PLC	36	17.50	Jan 2007	(360)
	Express Scripts, Inc.	143	80.00	May 2007	(37,895)
	Express Scripts, Inc.	34	65.00	May 2007	(36,720)
	Forest Labs, Inc.	37	50.00	Jan 2007	(6,105)
	Genentech, Inc.	142	85.00	Jun 2007	(58,220)
	Genentech, Inc.	181	95.00	Jun 2007	(20,815)
	Genentech, Inc.	36	100.00	Jan 2008	(11,160)
	Genentech, Inc.	147	95.00	Mar 2007	(2,940)
	Genentech, Inc.	36	90.00	Mar 2007	(2,628)
	Gilead Sciences, Inc.	109	75.00	May 2007	(16,350)
	Gilead Sciences, Inc.	109	80.00	May 2007	(7,085)
	Imclone Systems, Inc.	108	35.00	May 2007	(8,100)
	Immucor Corp.	84	23.38	Jan 2007	(73,080)
	Intermune, Inc.	73	35.00	Jan 2008	(365)
	Medicines Company	134	25.00	Jan 2007	(88,440)
	Medicines Company	107	35.00	Apr 2007	(16,585)
	Medtronic, Inc.	74	50.00	Jan 2007	(28,564)
	Merck & Company, Inc.	19	42.50	Jan 2007	(2,850)
	Monsanto Company	88	50.00	Apr 2007	(43,120)
	New RIV Pharmaceuticals, Inc.	109	60.00	Mar 2007	(26,705)
	New RIV Pharmaceuticals, Inc.	64	55.00	Feb 2007	(20,480)
	Omnicare, Inc.	146	40.00	Mar 2007	(24,090)
	Omnicare, Inc.	104	42.50	Jun 2007	(18,720)
	Omnicare, Inc.	146	40.00	Jan 2007	(5,840)
	Omnicare, Inc.	36	50.00	Mar 2007	(180)
	OSI Pharmaceuticals, Inc.	142	40.00	Jul 2007	(29,820)
	OSI Pharmaceuticals, Inc.	72	50.00	Apr 2007	(1,080)
	Pfizer, Inc.	140	25.00	Jun 2007	(26,600)
	Resmed, Inc.	146	40.00	Jan 2007	(134,320)
	Resmed, Inc.	108	45.00	Jan 2007	(48,600)
	Resmed, Inc.	73	45.00	Apr 2007	(43,800)
	Sepracor, Inc.	113	75.00	Jul 2007	(13,560)
	Shire PLC	67	60.00	Apr 2007	(38,860)
	Shire PLC	37	65.00	Apr 2007	(12,210)
	Stryker Corp.	109	55.00	Jan 2007	(10,355)

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE
Health Sciences	CALLS
	Triad Hospitals, Inc.	11	$45.00	Jan 2007	($660)
	United Surgical Partners	125	30.00	Feb 2007	(13,125)
	Vertex Pharmaceuticals, Inc.	177	45.00	Apr 2007	(47,790)
	Vertex Pharmaceuticals, Inc.	42	45.00	Jan 2007	(630)
	Wyeth	117	55.00	Apr 2007	(8,775)
	Zimmer Holdings, Inc.	37	65.00	Jan 2007	(50,320)
	Zimmer Holdings, Inc.	31	75.00	Mar 2007	(17,050)
		7,300			($2,203,242)

	PUTS
	Aetna, Inc.	22	$45.00	Apr 2007	($6,886)
	Aetna, Inc.	57	40.00	Apr 2007	(5,985)
	Alcon, Inc.	35	110.00	Feb 2007	(12,740)
	Alcon, Inc.	42	100.00	May 2007	(11,130)
	Alcon, Inc.	14	105.00	May 2007	(5,740)
	Alexion Pharmaceuticals, Inc.	180	50.00	May 2007	(181,800)
	Alexion Pharmaceuticals, Inc.	112	50.00	Jan 2008	(129,920)
	Alexion Pharmaceuticals, Inc.	83	40.00	Jan 2007	(8,300)
	Alexion Pharmaceuticals, Inc.	14	40.00	May 2007	(5,320)
	Alkermes, Inc.	108	15.00	Feb 2007	(21,060)
	Allergan, Inc.	36	125.00	Jan 2008	(41,760)
	Allergan, Inc.	58	120.00	Jul 2007	(41,180)
	Allergan, Inc.	37	120.00	Apr 2007	(19,980)
	Amerigroup Corp.	15	30.00	Mar 2007	(600)
	Amgen, Inc.	73	75.00	Apr 2007	(48,910)
	Amylin Pharmaceuticals, Inc.	14	35.00	Jul 2007	(4,900)
	Barr Pharmaceuticals, Inc.	43	55.00	May 2007	(23,650)
	Barr Pharmaceuticals, Inc.	40	45.00	Feb 2007	(1,200)
	Baxter International, Inc.	15	50.00	May 2007	(6,000)
	Beckman Coulter, Inc.	41	60.00	May 2007	(12,095)
	Biogen Idec, Inc.	35	50.00	Jan 2008	(16,450)
	Biogen Idec, Inc.	73	50.00	Jan 2007	(11,315)
	Bristol Myers Squibb Company	73	25.00	Mar 2007	(4,015)
	Cardinal Health, Inc.	14	70.00	Jun 2007	(8,400)
	Caremark RX, Inc.	24	55.00	Mar 2007	(3,240)
	Caremark RX, Inc.	43	50.00	Jun 2007	(1,935)
	Celgene Corp.	57	45.00	Apr 2007	(7,125)
	Celgene Corp.	29	50.00	Apr 2007	(6,380)
	Celgene Corp.	29	50.00	Jan 2007	(435)
	Cigna Corp.	29	125.00	Jan 2007	(1,015)
	Cubist Pharmaceuticals, Inc.	72	20.00	Jan 2008	(27,360)
	CVS Corp.	53	32.50	May 2007	(14,204)
	Cytyc Corp.	44	25.00	Feb 2007	(880)
	Davita, Inc.	35	55.00	Jan 2007	(1,225)
	Elan Corp. PLC	44	15.00	Apr 2007	(7,480)
	Eli Lilly & Company	19	60.00	Apr 2007	(15,010)
	Eli Lilly & Company	26	55.00	Jan 2007	(7,670)
	Express Scripts, Inc.	72	65.00	May 2007	(16,560)
	Express Scripts, Inc.	43	70.00	May 2007	(16,340)
	Forest Labs, Inc.	37	50.00	Jan 2007	(3,515)
	Gen Probe, Inc.	14	50.00	Feb 2007	(1,680)
	Gen Probe, Inc.	36	50.00	Jan 2007	(1,080)
	Gilead Sciences, Inc.	58	75.00	May 2007	(60,320)
	Gilead Sciences, Inc.	46	65.00	May 2007	(18,400)
	Gilead Sciences, Inc.	22	70.00	May 2007	(14,696)
	Gilead Sciences, Inc.	36	65.00	Feb 2007	(10,260)
	Health Net, Inc.	38	50.00	Apr 2007	(12,160)
	Humana, Inc.	65	60.00	May 2007	(41,600)
	Humana, Inc.	48	60.00	Jan 2008	(36,480)
	Illumina, Inc.	29	40.00	Jan 2008	(24,070)
	Illumina, Inc.	47	40.00	Mar 2007	(18,800)
	Illumina, Inc.	54	35.00	Mar 2007	(10,260)
	Intermune, Inc.	38	35.00	Jan 2008	(47,500)
	Manor Care, Inc.	34	55.00	Jan 2008	(26,520)
	McKesson Corp.	44	52.50	May 2007	(14,080)

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE
Health Sciences	PUTS
	Medco Health Solutions, Inc.	41	$55.00	Jan 2008	($20,910)
	Medco Health Solutions, Inc.	42	50.00	Apr 2007	(6,090)
	Medicines Company	36	30.00	Apr 2007	(6,120)
	Medicis Pharmaceutical Corp.	46	40.00	Apr 2007	(23,920)
	Merck & Company, Inc.	44	45.00	Apr 2007	(11,660)
	Merck & Company, Inc.	44	42.50	Jan 2007	(1,100)
	MGI Pharmaceuticals, Inc.	71	20.00	Jan 2007	(11,715)
	Monsanto Company	36	55.00	Jul 2007	(18,000)
	Monsanto Company	52	50.00	Apr 2007	(10,660)
	Monsanto Company	15	50.00	Jul 2007	(3,975)
	New RIV Pharmaceuticals, Inc.	46	60.00	Mar 2007	(37,260)
	New RIV Pharmaceuticals, Inc.	43	50.00	Jun 2007	(20,210)
	New RIV Pharmaceuticals, Inc.	44	40.00	Mar 2007	(3,520)
	PDL BioPharma, Inc.	44	25.00	May 2007	(21,560)
	PDL BioPharma, Inc.	44	22.50	May 2007	(12,980)
	PDL BioPharma, Inc.	29	22.50	Jan 2007	(6,670)
	Pharmion Corp.	71	30.00	Mar 2007	(31,950)
	Resmed, Inc.	21	45.00	Apr 2007	(2,415)
	Respironics, Inc.	30	35.00	Jan 2007	(150)
	Schein Henry, Inc.	32	55.00	Jul 2007	(19,520)
	Schein Henry, Inc.	59	50.00	Jan 2007	(7,670)
	Schering Plough Corp.	132	25.00	Jan 2008	(30,360)
	Shire PLC	66	60.00	Apr 2007	(21,120)
	Shire PLC	42	50.00	Apr 2007	(2,310)
	Teva Pharmaceutical Industries, Ltd.	37	32.50	Jun 2007	(9,620)
	Triad Hospitals, Inc.	35	45.00	May 2007	(15,400)
	United Surgical Partners	32	25.00	May 2007	(2,720)
	United Surgical Partners	32	25.00	Feb 2007	(1,600)
	UnitedHealth Group, Inc.	73	50.00	Jun 2007	(11,680)
	Vertex Pharmaceuticals, Inc.	28	45.00	Jan 2007	(21,280)
	Vertex Pharmaceuticals, Inc.	44	35.00	Apr 2007	(19,360)
	Vertex Pharmaceuticals, Inc.	15	40.00	Apr 2007	(9,750)
	Vertex Pharmaceuticals, Inc.	29	30.00	Jan 2007	(435)
	Walgreen Company	56	45.00	Apr 2007	(8,120)
	Wellpoint, Inc.	73	80.00	Mar 2007	(22,630)
	Wellpoint, Inc.	44	80.00	Jun 2007	(18,480)
	Wyeth	59	50.00	Apr 2007	(10,030)
		4,186			($1,580,566)

Securities Lending  All Portfolios described in this Annual Report with the exception of JHT American Portfolios, may lend securities in amounts up to 33-1/3% of each Portfolio’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked-to-market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the subadvisers to be creditworthy. The Portfolios receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolios and any additional required collateral is delivered to the Portfolios the next business day. During the loan period, the Portfolios continue to retain rights of ownership, including dividends and interest of the loaned securities. As of December 31, 2006, the values of securities loaned, cash and securities collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL	VALUE OF SECURITIES COLLATERAL
All Cap Core	$35,914,934	$36,803,675	—
All Cap Growth	16,670,513	17,111,313	—
All Cap Value	41,977,382	43,011,779	—
Blue Chip Growth	66,106,807	67,527,309	—
Capital Appreciation	52,621,458	53,739,252	—
Classic Value	11,371,979	11,630,064	—
Dynamic Growth	37,526,659	38,334,802	—
Emerging Small Company	60,413,336	62,023,847	—
Equity-Income	169,541,128	174,327,384	—
Financial Services	26,364,771	26,917,613	—
Fundamental Value	34,120,771	34,859,119	—

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL	VALUE OF SECURITIES COLLATERAL
Global	$34,246,181	$35,804,487	—
Global Allocation	15,433,224	15,926,360	—
Global Real Estate	50,003,432	52,429,233	—
Growth & Income	97,684,181	100,379,291	—
Income & Value	35,467,813	36,288,360	—
International Core	182,210,418	191,536,321	—
International Opportunities	59,328,710	61,742,295	—
International Small Cap	77,164,826	82,115,046	—
International Small Company	35,720,323	37,657,644	—
International Value	141,865,118	148,273,436	—
Large Cap	13,297,876	13,594,750	—
Large Cap Value	36,503,956	37,465,648	—
Managed	71,533,187	72,625,991	$535,782
Mid Cap Stock	183,717,765	188,108,110	—
Mid Cap Value	65,601,123	67,457,316	—
Mid Cap Value Equity	16,685,887	17,101,281	—
Mid Value	41,740,576	42,817,143	—
Natural Resources	70,544,056	72,070,439	—
Overseas Equity	128,401,681	134,929,806	—
Pacific Rim	41,248,984	43,392,531	—
Quantitative All Cap	57,515,186	58,923,208	—
Quantitative Value	41,007,409	41,993,069	—
Real Estate Equity	31,488,348	32,182,526	—
Real Estate Securities	64,669,392	66,158,664	—
Science & Technology	48,382,856	49,737,042	—
Small Cap	57,383,367	58,835,154	—
Small Cap Growth	74,070,860	75,810,860	—
Small Cap Opportunities	114,204,479	116,962,261	—
Small Cap Value	104,637,727	107,208,690	—
Small Company Growth	26,447,328	27,084,445	—
Small Company Value	174,958,150	179,312,094	—
Special Value	11,819,881	12,125,235	—
Spectrum Income	91,322,158	93,307,528	—
Strategic Opportunities	12,884,790	13,168,150	—
U.S. Core	42,886,849	43,927,933	—
U.S. Global Leaders Growth	3,678,212	3,759,488	—
U.S. Large Cap	46,871,198	48,040,051	—
U.S. Multi Sector	83,904,815	85,934,446	—
Utilities	17,064,461	17,614,760	—
Value & Restructuring	51,471,003	52,752,791	—
Vista	22,590,376	23,110,457	—

Dollar Rolls  All Portfolios described in this Annual Report with the exception of JHT American Portfolios, Money Market and Money Market B, may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counterparty receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Futures  All Portfolios described in this Annual Report with the exception of JHT American Portfolios, Money Market and Money Market B, may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Upon entering into futures contracts, a Portfolio is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures posi

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

tions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts as of December 31, 2006:

PORTFOLIO	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
All Cap Core	Russell 2000 Index	38	Long	Mar 2007	($79,961)
	Russell 2000 Mini Index	329	Long	Mar 2007	(138,756)
	S&P 500 Index	52	Long	Mar 2007	53,122
					($165,595)

Global Allocation	DAX Index	13	Short	Mar 2007	$5,410
	EOE Dutch Stock Index	22	Long	Mar 2007	(9,816)
	FTSE 100 Index	47	Long	Mar 2007	(32,255)
	NIKKEI 225 Index	20	Short	Mar 2007	(3,274)
	S&P/Toronto Stock Exchange 60 Index	15	Short	Mar 2007	1,051
	SPI 200 Index	8	Short	Mar 2007	1,258
					($37,626)

International Core	DAX Index	194	Long	Mar 2007	$732,626
	FTSE 100 Index	116	Short	Mar 2007	(144,162)
	MSCI Singapore Stock Index	287	Long	Jan 2007	386,599
	S&P/Toronto Stock Exchange 60 Index	174	Short	Mar 2007	(120,642)
	SPI 200 Index	45	Short	Mar 2007	(57,811)
	TOPIX Index	146	Long	Mar 2007	963,765
					$1,760,375

Large Cap	S&P 500 Index	14	Long	Mar 2007	($3,295)
					($3,295)

Managed	S&P 500 Index	22	Long	Mar 2007	$33,395
					$33,395

Spectrum Income	10 Year Canada Government Bonds	22	Short	Mar 2007	$22,345
	10 Year German Euro-BUND	13	Long	Mar 2007	(45,504)
	10 Year Mini Japan Government Bond	8	Short	Mar 2007	2,151
	U.S. 10 year Treasury Notes	41	Long	Mar 2007	(42,312)
	U.S. 10 year Treasury Notes	33	Short	Mar 2007	47,953
	U.S. Treasury Bonds	10	Long	Mar 2007	(17,305)
					($32,672)

U.S. Core	S&P 500 Index	9	Long	Mar 2007	$13,661
					$13,661

U.S. Multi Sector	S&P 500 Index	184	Long	Mar 2007	$248,143
					$248,143

Forward Foreign Currency Contracts  All Portfolios described in this Annual Report with the exception of JHT American Portfolios, Money Market and Money Market B, may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2006, certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts as of December 31, 2006 were as follows:

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Global Allocation	BUYS
	Australian Dollar	1,810,000	May 2007	$33,034
	Japanese Yen	2,366,200,000	May 2007	(252,343)
	Singapore Dollar	13,420,000	May 2007	121,350
	Swedish Krona	93,850,000	May 2007	427,683
	Swiss Franc	12,900,000	May 2007	141,155
				$470,879

	SELLS
	Canadian Dollar	1,833,221	May 2007	$31,869
	Euro	18,144,876	May 2007	(506,714)
	Pound Sterling	11,756,902	May 2007	(378,933)
	Singapore Dollar	2,618,728	May 2007	(6,258)
				($860,036)

Global Real Estate	SELLS
	Australian Dollar	44,435,522	Jan 2007	($364,257)
	Canadian Dollar	15,155,943	Jan 2007	106,497
	Danish Krone	1,344,299	Jan 2007	(7,024)
	Euro	30,223,702	Jan 2007	(185,338)
	Hong Kong Dollar	31,701,851	Jan 2007	(580)
	Japanese Yen	64,358,489	Jan 2007	150,863
	Norwegian Krone	2,381,890	Jan 2007	(8,153)
	Pound Sterling	59,044,483	Jan 2007	(80,458)
	Singapore Dollar	11,964,785	Jan 2007	(59,924)
	Swedish Krona	2,950,824	Jan 2007	(4,542)
				($452,916)

Income & Value	BUYS
	Japanese Yen	16,787,100	Jan 2007	($4,933)
	Japanese Yen	19,702,800	Feb 2007	(2,976)
	Japanese Yen	5,442,750	Jul 2007	440
				($7,469)

	SELLS
	Argentine Peso	306,496	Feb 2007	($3,651)
	Euro	16,787,100	Jan 2007	777
	Euro	19,702,800	Feb 2007	(2,389)
	Pound Sterling	5,442,750	Jul 2007	(2,644)
				($7,907)

International Core	BUYS
	Euro	6,318,000	Feb 2007	$206,713
	Euro	2,230,000	Feb 2007	(2,715)
	Japanese Yen	1,427,616,437	Feb 2007	(234,113)
	Japanese Yen	933,659,437	Feb 2007	(167,723)
	Japanese Yen	1,755,231,437	Feb 2007	(283,701)
	Japanese Yen	1,781,861,434	Feb 2007	(288,711)
	Japanese Yen	1,522,680,437	Feb 2007	(260,074)
	Japanese Yen	933,659,437	Feb 2007	(158,367)
	Japanese Yen	933,659,437	Feb 2007	(152,406)
	New Zealand Dollar	829,430	Feb 2007	34,790
	New Zealand Dollar	780,640	Feb 2007	33,147
	New Zealand Dollar	780,640	Feb 2007	32,429
	New Zealand Dollar	829,430	Feb 2007	35,621

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core, continued	BUYS
	New Zealand Dollar	829,430	Feb 2007	$34,514
	New Zealand Dollar	829,430	Feb 2007	34,698
	Norwegian Krone	23,971,994	Feb 2007	84,780
	Norwegian Krone	23,971,994	Feb 2007	83,808
	Norwegian Krone	23,971,994	Feb 2007	85,140
	Norwegian Krone	23,971,992	Feb 2007	86,962
	Norwegian Krone	23,971,994	Feb 2007	82,789
	Norwegian Krone	23,971,994	Feb 2007	83,487
	Norwegian Krone	23,971,994	Feb 2007	86,689
	Pound Sterling	2,942,000	Feb 2007	187,307
	Swedish Krona	43,157,720	Feb 2007	174,338
	Swedish Krona	43,157,720	Feb 2007	175,468
	Swedish Krona	61,069,720	Feb 2007	249,489
	Swedish Krona	43,157,720	Feb 2007	184,234
	Swedish Krona	43,157,720	Feb 2007	173,078
	Swedish Krona	43,157,720	Feb 2007	171,110
	Swedish Krona	43,157,720	Feb 2007	182,594
	Swiss Franc	13,510,327	Feb 2007	137,267
	Swiss Franc	13,510,327	Feb 2007	153,291
	Swiss Franc	18,209,327	Feb 2007	87,669
	Swiss Franc	13,510,328	Feb 2007	137,682
	Swiss Franc	13,510,327	Feb 2007	136,975
	Swiss Franc	29,400,327	Feb 2007	(250,570)
	Swiss Franc	19,734,327	Feb 2007	198,005
				$1,555,694

	SELLS
	Australian Dollar	2,041,770	Feb 2007	($62,937)
	Australian Dollar	2,042,114	Feb 2007	(62,594)
	Australian Dollar	2,039,439	Feb 2007	(65,269)
	Australian Dollar	2,038,136	Feb 2007	(66,573)
	Australian Dollar	2,039,918	Feb 2007	(64,790)
	Australian Dollar	2,039,205	Feb 2007	(65,503)
	Australian Dollar	2,038,361	Feb 2007	(66,347)
	Canadian Dollar	650,441	Feb 2007	18,327
	Canadian Dollar	650,343	Feb 2007	18,229
	Canadian Dollar	650,229	Feb 2007	18,116
	Canadian Dollar	648,477	Feb 2007	16,363
	Canadian Dollar	649,838	Feb 2007	17,724
	Danish Krone	505,422	Feb 2007	(13,278)
	Danish Krone	505,526	Feb 2007	(13,173)
	Danish Krone	505,250	Feb 2007	(13,449)
	Danish Krone	505,341	Feb 2007	(13,358)
	Danish Krone	505,180	Feb 2007	(13,519)
	Euro	10,385,955	Feb 2007	(265,048)
	Euro	10,388,973	Feb 2007	(262,030)
	Euro	10,385,648	Feb 2007	(265,355)
	Euro	34,468,087	Feb 2007	(12,272)
	Euro	10,379,919	Feb 2007	(271,084)
	Euro	10,383,792	Feb 2007	(267,211)
	Euro	10,378,708	Feb 2007	(272,295)
	Hong Kong Dollar	855,366	Feb 2007	1,585
	Hong Kong Dollar	855,388	Feb 2007	1,607
	Hong Kong Dollar	855,256	Feb 2007	1,474
	Hong Kong Dollar	855,366	Feb 2007	1,585
	Hong Kong Dollar	855,256	Feb 2007	1,474
	Hong Kong Dollar	855,420	Feb 2007	1,639

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
International Core, continued	SELLS
	Hong Kong Dollar	855,333	Feb 2007	$1,552
	Japanese Yen	5,228,797	Feb 2007	203,168
	Pound Sterling	9,165,321	Feb 2007	(294,087)
	Pound Sterling	9,170,002	Feb 2007	(289,406)
	Pound Sterling	17,447,910	Feb 2007	(492,354)
	Pound Sterling	11,756,489	Feb 2007	(253,614)
	Pound Sterling	20,772,590	Feb 2007	(203,933)
	Pound Sterling	9,170,846	Feb 2007	(288,562)
	Pound Sterling	9,164,743	Feb 2007	(294,664)
				($3,949,862)

Overseas Equity	SELLS
	Euro	1,838,000	Jan 2007	($89,919)
				($89,919)

Spectrum Income	BUYS
	Australian Dollar	386,562	Feb 2007	$6,669
	Canadian Dollar	2,233,903	Feb 2007	(36,005)
	Czech Koruna	3,265,450	Feb 2007	6,452
	Danish Krone	3,209,000	Feb 2007	8,283
	Euro	6,024,927	Feb 2007	148,308
	Hungarian Forint	44,232,496	Feb 2007	12,586
	Israeli Shekel	125,547	Feb 2007	953
	Japanese Yen	1,792,202,704	Feb 2007	(205,551)
	Malaysian Ringgit	478,295	Feb 2007	3,888
	Mexican Peso	7,515,000	Feb 2007	8,724
	Mexican Peso	24,425,295	Feb 2007	6,519
	Norwegian Krone	1,096,525	Feb 2007	5,682
	Philippine Peso	1,907,220	Jan 2007	876
	Polish Zloty	89,207	Feb 2007	706
	Pound Sterling	78,160	Feb 2007	(305)
	Singapore Dollar	333,295	Feb 2007	2,852
	South African Rand	298,480	Feb 2007	1,135
	South Korean Won	2,153,817,600	Feb 2007	10,114
	Swedish Krona	7,365,632	Feb 2007	36,255
	Taiwan Dollar	23,915,590	Feb 2007	5,203
	Thailand Baht	9,082,807	Feb 2007	1,230
	Turkish Lira	744,605	Feb 2007	18,141
				$42,715

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

PORTFOLIO	CURRENCY	PRINCIPAL AMOUNT COVERED BY CONTRACT	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Spectrum Income, continued	SELLS
	Australian Dollar	200,833	Feb 2007	($5,940)
	Brazilian Real	1,028,000	Jan 2007	(32,327)
	Brazilian Real	2,146,000	Feb 2007	(54,806)
	Brazilian Real	263,038	Mar 2007	(4,189)
	Canadian Dollar	3,535,731	Feb 2007	61,203
	Danish Krone	83,000	Feb 2007	463
	Euro	10,320,416	Feb 2007	(228,008)
	Israeli Shekel	29,058	Feb 2007	(894)
	Japanese Yen	684,199	Jan 2007	10,579
	Japanese Yen	1,761,128	Feb 2007	18,654
	Mexican Peso	2,396,453	Feb 2007	(35,741)
	Mexican Peso	2,579,790	Feb 2007	(42,513)
	Philippine Peso	38,160	Jan 2007	(716)
	Polish Zloty	886,420	Jan 2007	9,960
	Polish Zloty	431,940	Jan 2007	(6,615)
	Polish Zloty	735,779	Feb 2007	(12,708)
	Pound Sterling	4,790,328	Feb 2007	(143,934)
	South African Rand	349,412	Feb 2007	(10,757)
	Swedish Krona	1,526,772	Feb 2007	(60,154)
	Turkish Lira	826,262	Jan 2007	(56,629)
	Turkish Lira	1,780,371	Feb 2007	(67,045)
				($662,117)

Utilities	BUYS
	Euro	210,133	Jan 2007	$62
	Euro	141,075	Jan 2007	440
	Euro	69,737	Jan 2007	3
	Pound Sterling	22,612	Feb 2007	958
	Pound Sterling	102,962	Feb 2007	4,546
	Pound Sterling	56,462	Feb 2007	(431)
	Pound Sterling	74,811	Feb 2007	(376)
	Pound Sterling	73,760	Feb 2007	725
	Pound Sterling	133,027	Feb 2007	1,084
				$7,011

	SELLS
	Euro	504,429	Jan 2007	$4,295
	Euro	828,477	Jan 2007	(1,159)
	Euro	13,081,187	Jan 2007	15,417
	Euro	582,453	Jan 2007	(1,822)
	Euro	97,252	Jan 2007	(244)
	Euro	846,765	Jan 2007	(1,130)
	Euro	319,736	Jan 2007	(916)
	Pound Sterling	2,187,209	Feb 2007	(69,749)
	Pound Sterling	121,402	Feb 2007	(428)
	Pound Sterling	121,575	Feb 2007	970
	Pound Sterling	340,342	Feb 2007	1,351
	Pound Sterling	319,479	Feb 2007	179
				($53,236)

Vista	SELLS
	Euro	722,139	Jan 2007	($3,975)
	Japanese Yen	1,596,927	Jan 2007	3,657
	Norwegian Krone	1,689,434	Jan 2007	(15,703)
	Pound Sterling	1,459,615	Jan 2007	(1,986)
	Swiss Franc	312,873	Jan 2007	(1,425)
				($19,432)

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Forward Commitments  All Portfolios described in this Annual Report with the exception of JHT American Portfolios, may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Portfolio may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Portfolio identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio’s net asset value starting on the day the Portfolio agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

Federal Income Taxes  Each Portfolio’s policy is to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax. Therefore, no federal income tax provision is required.

New Accounting Pronouncements  In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”), was issued, is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolios’ financial statements. The Portfolios will implement this pronouncement no later than June 29, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and its impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statements.

Distributions of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Substantially all of the net investment income of Money Market and Money Market B is declared as a dividend to shareholders of record as of the close of business each day and is reinvested daily. Distributions paid by the Portfolios with respect to each Class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each Class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

Capital Accounts  The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees  The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. In the case of the JHT American Portfolios, no advisory fees are charged. Advisory fees charged to all other Portfolios are as follows:

Portfolio	Average Net Assets — All Asset Levels*
Classic Value	0.800%
Emerging Growth	0.800
Growth & Income	0.675
Managed	0.690
Real Estate Securities	0.700
Small Cap	0.850
Special Value[1]	0.950

1	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the Portfolio’s average net assets and (b) 0.950% of the Portfolio’s average net assets in excess of $500 million.

John Hancock Trust
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
All Cap Core	0.800%	0.750%	0.750%
All Cap Growth[1]	0.850	0.825	0.800
Blue Chip Growth	0.825	0.825	0.800
Emerging Small Company[2]	0.970	0.900	0.900
Equity-Income	0.825	0.825	0.800
Global Allocation	0.850	0.800	0.800
Large Cap Value[3]	0.825	0.800	0.775
Overseas Equity[4]	0.990	0.850	0.850
Quantitative Value	0.700	0.650	0.600
U.S. Global Leaders Growth	0.7125	0.675	0.675
Value & Restructuring	0.850	0.800	0.800

1	Until January 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.90% of the first $500 million of the Portfolio’s average net assets, (b) 0.85% of the Portfolio’s average net assets in excess of $500 million.

2	Until April 28, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.000% of the first $500 million of the Portfolio’s average net assets, (b) 0.970% of the next $500 million of the Portfolio’s average net assets and (c) 0.950% of the Portfolio’s average net assets in excess of $1 billion.

3	Until October 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $300 million of the Portfolio’s average net assets, (b) 0.825% of the next $200 million of the Portfolio’s average net assets and (c) 0.800% of the Portfolio’s average net assets in excess $500 million.

4	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.050% of the first $300 million of the Portfolio’s average net assets, (b) 0.900% of the next $200 million of the Portfolio’s average net assets and (c) 0.850% of the Portfolio’s average net assets in excess of $500 million.

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $200 million of Aggregate Net Assets*	Between $200 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Health Sciences	1.050%	1.050%	1.050%	1.000%	1.000%
International Small Cap	1.050	1.050	0.950	0.850	0.850
International Value	0.950	0.950	0.850	0.800	0.800
Mid Cap Stock	0.875	0.875	0.850	0.825	0.825
Mid Cap Value	0.900	0.900	0.850	0.825	0.825
Mid Value	1.050	0.950	0.950	0.950	0.950
Money Market	0.500	0.500	0.500	0.470	0.470
Natural Resources	1.050	1.000	1.000	1.000	1.000
Pacific Rim	0.800	0.800	0.800	0.700	0.700
Quantitative All Cap	0.750	0.700	0.700	0.700	0.700
Quantitative Mid Cap	0.750	0.750	0.650	0.650	0.650
Science & Technology	1.050	1.050	1.050	1.000	1.000
Small Cap Opportunities	1.000	1.000	1.000	0.950	0.950
Small Company Value	1.050	1.050	1.050	1.000	1.000
Value	0.750	0.750	0.725	0.650	0.650

Portfolio	First $50 million of Aggregate Net Assets*	Between $50 million and $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Excess Over $500 million of Aggregate Net Assets*
All Cap Value	0.850%	0.850%	0.800%	0.750%
Financial Services	0.850	0.800	0.800	0.750
Fundamental Value	0.850	0.800	0.800	0.750

Portfolio	First $200 million of Aggregate Net Assets*	Between $200 million and $400 million of Aggregate Net Assets*	Between $400 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Vista[1]	0.900%	0.850%	0.825%	0.800%

1	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.900% of the first $250 million of the Portfolio’s average net assets, (b) 0.850% of the next $250 million of the Portfolio’s average net assets, (c) 0.825% of the next $500 million of the Portfolio’s average net assets and (d) 0.800% of the Portfolio’s average net assets in excess of $1 billion.

John Hancock Trust
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $300 million of Aggregate Net Assets*	Between $300 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Capital Appreciation[1]	0.850%	0.800%	0.700%	0.670%

1	Until April 28, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $300 million of the Portfolio’s average net assets and (b) 0.800% of the Portfolio’s average net assets in excess of $300 million.

Portfolio	First $350 million of Aggregate Net Assets*	Excess Over $350 million of Aggregate Net Assets*
Core Equity	0.850%	0.750%

Portfolio	First $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Global	0.850%	0.800%

Portfolio	First $1 billion of Aggregate Net Assets*	Between $1 billion and $2 billion of Aggregate Net Assets*	Excess Over $2 billion of Aggregate Net Assets*
U.S. Large Cap [1]	0.825%	0.725%	0.700%

1	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.825% of the first $1 billion of the Portfolio’s average net assets and (b) 0.800% of the Portfolio’s average net assets in excess of $1 billion.

Portfolio	First $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Between $1 billion and $2.5 billion of Aggregate Net Assets*	Excess Over $2.5 billion of Aggregate Net Assets*
U.S. Core	0.780%	0.760%	0.750%	0.740%
U.S. Multi Sector	0.780	0.760	0.750	0.740

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
International Core	0.920%	0.895%	0.880%
International Small Company	1.030	0.980	0.980

Portfolio	First $750 million of Aggregate Net Assets*	Between $750 million and $1.5 billion of Aggregate Net Assets*	Excess Over $1.5 billion of Aggregate Net Assets*
International Opportunities[1]	0.900%	0.850%	0.800%

1	Until January 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $250 million of the Portfolio’s average net assets, (b) 0.95% of the next $250 million of the Portfolio’s average net assets and (c) 0.90% of the Portfolio’s average net assets in excess of $500 million.

Portfolio	First $100 million of Aggregate Net Assets*	Between $100 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Income & Value	0.800%	0.800%	0.750%	0.750%
Money Market B	0.500	0.500	0.470	0.470
Small Cap Growth	1.100	1.050	1.050	1.050
Small Cap Value	1.100	1.050	1.050	1.050

John Hancock Trust
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Portfolio	First $125 million of Aggregate Net Assets*	Excess Over $125 million of Aggregate Net Assets*
Small Company	1.050%	1.000%

Portfolio	First $250 million of Aggregate Net Assets*	Excess Over $250 million of Aggregate Net Assets*
Small Company Growth[1]	1.050%	1.000%

1	When Aggregate Net Assets exceed $1 billion, the advisory fee for the Small Company Growth Trust is 1.00% on all assets.

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $1 billion of Aggregate Net Assets*	Excess Over $1 billion of Aggregate Net Assets*
Dynamic Growth[1]	0.900%	0.850%	0.825%	0.800%
Mid Cap Value Equity	0.875	0.850	0.825	0.800
Real Estate Equity	0.875	0.850	0.825	0.825
Spectrum Income	0.800	0.725	0.725	0.725

1	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.950% of the first $500 million of the Portfolio’s average net assets and (b) 0.900% of the Portfolio’s average net assets in excess of $500 million.

Portfolio	First $250 million of Aggregate Net Assets*	Between $250 million and $500 million of Aggregate Net Assets*	Between $500 million and $750 million of Aggregate Net Assets*	Excess Over $750 million of Aggregate Net Assets*
Global Real Estate	0.950%	0.950%	0.925%	0.900%
Large Cap[1]	0.780	0.730	0.680	0.650
Strategic Opportunities[2]	0.780	0.730	0.680	0.650

1	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $250 million of the Portfolio’s average net assets, (b) 0.800% of the next $250 million of the Portfolio’s average net assets and (c) 0.750% of the Portfolio’s average net assets in excess of $500 million.

2	Until December 9, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to 0.800% of the Portfolio’s average net assets.

Portfolio	First $300 million of Aggregate Net Assets*	Between $300 million and $600 million of Aggregate Net Assets*	Between $600 million and $900 million of Aggregate Net Assets*	Between $900 million and $1.5 billion of Aggregate Net Assets*	Excess Over$1.5 billion of Aggregate Net Assets*
Utilities[1]	0.825%	0.825%	0.800%	0.775%	0.700%

1	Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.850% of the first $300 million of the Portfolio’s average net assets, (b) 0.825% of the next $300 million of the Portfolio’s average net assets, (c) 0.800% of the next $300 million of the Portfolio’s average net assets, (d) 0.775% of the next $600 million of the Portfolio’s average net assets and (e) 0.700% of the Portfolio’s average net assets in excess of $1.5 billion.

*	Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II and John Hancock Funds III.

John Hancock Funds II and John Hancock Funds III are retail mutual Portfolios advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

Expense Reimbursement  Pursuant to the Advisory Agreement, the Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of All Cap Core, All Cap Growth, All Cap Value, Blue Chip Growth, Capital Appreciation, Classic Value, Core Equity, Dynamic Growth, Emerging Growth, Emerging Small Company, Equity-Income, Financial Services, Fundamental Value, Global Allocation, Growth & Income, Health Sciences, Income & Value, Large Cap Value, Large Cap, Managed, Mid Cap Stock, Mid Cap Value, Mid Cap Value Equity, Mid Value, Money Market, Natural Resources, Quantitative All Cap, Quantitative Mid Cap, Quantitative Value, Real Estate Equity, Real Estate Securities, Science & Technology, Small Cap Growth, Small Cap Opportunities, Small Cap Value, Small Cap, Small Company, Small Company Growth, Small Company Value, Spectrum Income, Special Value, Strategic Opportunities, U.S. Core, U.S. Global Leaders Growth, U.S. Large Cap, U.S. Multi Sector, Utilities, Value, Value & Restructuring and Vista and 0.75% of the average net assets of Global, Global Real Estate, International Core, International Opportunities, International Small Cap, International Small Company, International Value, Overseas Equity and Pacific Rim. This voluntary expense reimbursement may be terminated at any time by the Adviser upon notice to the Trust.

In the case of Money Market B, the Adviser has agreed to waive its advisory fee in an amount so that the annual operating expenses do not exceed 0.28% of the Money Market B Portfolio’s average net assets. The Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2007, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by)

John Hancock Trust
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

In the case of Series III, the Adviser voluntarily agreed to reimburse 100% of the class-specific Blue Sky and Transfer Agent fees. Series III shares were terminated on October 4, 2006.

Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios of the Trust or otherwise reimburse the expenses of those portfolios (the “Participating Portfolios”) as set forth below (the “Reimbursement”). The Participating Portfolios are all portfolios of the Trust except the following: American Bond Trust, American Growth Trust, American International Trust, American Blue Chip Income and Growth Trust, American Growth-Income Trust and Money Market Trust B.

The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for Blue Chip Growth, Equity-Income, Global, Health Sciences, International Value, Mid Value, Real Estate Equity, Science & Technology, Small Company Value and Spectrum Income in the amount of $483,798, $444,485, $69,653, $78,289, $227,742, $49,834, $44,615, $111,455, $209,554 and $110,670, respectively. These voluntary expense reimbursements may be terminated by the Adviser at any time upon notice to the Trust.

Fund Administration Fees  The Portfolios have an agreement with the Adviser that requires the Portfolio’s to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios, except for JHT American Portfolios, make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value. JHT American Portfolios make payments to JHD at an annual rate not to exceed 0.35% of Series I average daily net asset value and 0.50% of Series II average daily net asset value.

4.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6.  LINE OF CREDIT All Portfolios of the Trust described in this Annual Report with the exception of JHT American Portfolios, Money Market and Money Market B, have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2006, there were no borrowings under the line of credit.

7.  CAPITAL SHARES Share activity for the Portfolios for years or periods ended December 31, 2006 and December 31, 2005 were as follows:

All Cap Core	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	219,886	$4,057,658	314,010	$5,020,662
Distributions reinvested	86,874	1,561,987	117,989	1,857,170
Repurchased	(2,674,441)	(48,932,746)	(3,352,592)	(53,858,097)
Net increase (decrease)	(2,367,681)	$(43,313,101)	(2,920,593)	($46,980,265)
Series II shares
Sold	154,806	$2,824,222	157,733	$2,503,370
Distributions reinvested	3,605	64,637	4,993	78,381
Repurchased	(231,570)	(4,201,034)	(325,247)	(5,187,451)
Net increase (decrease)	(73,159)	($1,312,175)	(162,521)	($2,605,700)
Series NAV shares
Sold	19,645,593	$360,696,606	22,675	$372,721
Distributions reinvested	195	3,506	—	—
Repurchased	(31,154)	(577,395)	(108)	(1,816)
Net increase (decrease)	19,614,634	$360,122,717	22,567	$370,905
Net increase (decrease)	17,173,794	$315,497,441	(3,060,547)	($49,215,060)

a	Series III shares were terminated on 10-4-06.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

All Cap Growth	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	79,456	$1,386,528	337,557	$5,069,999
Repurchased	(3,495,753)	(59,929,867)	(14,094,485)	(215,928,333)
Net increase (decrease)	(3,416,297)	($58,543,339)	(13,756,928)	($210,858,334)
Series II shares
Sold	142,179	$2,391,182	1,152,527	$17,282,817
Repurchased	(487,957)	(8,283,659)	(8,958,904)	(136,049,176)
Net increase (decrease)	(345,778)	($5,892,477)	(7,806,377)	($118,766,359)
Series III shares
Sold	—	—	2,930	$43,926
Repurchased	—	—	(23,597)	(359,609)
Net increase (decrease)	—	—	(20,667)	($315,683)
Series NAV shares
Sold	2,662,007	$45,700,221	22,769,036	$347,715,942
Repurchased	(37,033)	(637,174)	(18,643,284)	(291,465,349)
Net increase (decrease)	2,624,974	$45,063,047	4,125,752	$56,250,593
Net increase (decrease)	(1,137,101)	($19,372,769)	(17,458,220)	($273,689,783)

a	Series NAV shares began operations on 2-28-05.
b	Series III shares were terminated on 2-28-05.

All Cap Value	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	441,856	$4,008,683	1,049,117	$14,822,409
Distributions reinvested	1,293,426	15,792,737	288,567	3,933,153
Repurchased	(1,299,393)	(15,170,831)	(10,596,370)	(153,277,355)
Net increase (decrease)	435,889	$4,630,589	(9,258,686)	($134,521,793)
Series II shares
Sold	388,893	$5,132,921	1,326,179	$18,675,229
Distributions reinvested	1,237,368	15,083,511	187,984	2,558,477
Repurchased	(1,015,620)	(13,189,623)	(10,303,174)	(149,487,086)
Net increase (decrease)	610,641	$7,026,809	(8,789,011)	($128,253,380)
Series III shares
Sold	2,054	$30,268	74,445	$1,017,795
Distributions reinvested	17,448	212,163	420	5,713
Repurchased	(83,157)	(1,023,540)	(46,346)	(666,322)
Net increase (decrease)	(63,655)	($781,109)	28,519	$357,186
Series NAV shares
Sold	6,333,949	$83,135,744	26,971,386	$387,452,159
Distributions reinvested	2,872,753	34,961,408	901,781	12,246,147
Repurchased	(51,679)	(634,351)	(19,190,443)	(265,991,443)
Net increase (decrease)	9,155,023	$117,462,801	8,682,724	$133,706,863
Net increase (decrease)	10,137,898	$128,339,090	(9,336,454)	($128,711,124)

a	Series NAV shares began operations on 2-28-05.

American Blue Chip Income and Growth	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series I shares
Sold	692,100	$11,852,353	242,596	$3,810,379
Distributions reinvested	11,651	189,797	26,020	384,050
Repurchased	(204,478)	(3,425,437)	(44,051)	(677,427)
Net increase (decrease)	499,273	$8,616,713	224,565	$3,517,002
Series II shares
Sold	581,076	$9,790,080	771,968	$12,223,102
Distributions reinvested	251,098	4,087,869	1,329,058	19,616,847
Repurchased	(1,554,086)	(26,203,762)	(1,221,653)	(19,023,957)
Net increase (decrease)	(721,912)	($12,325,813)	879,373	$12,815,992
Net increase (decrease)	(222,639)	($3,709,100)	1,103,938	$16,332,994

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

American Bond	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	295,832	$3,769,157	4,041	$50,156
Repurchased	(163,690)	(2,068,253)	(16)	(202)
Net increase (decrease)	132,142	$1,700,904	4,025	$49,954
Series II shares
Sold	29,623,269	$378,452,532	11,962,313	$148,887,449
Repurchased	(99,974)	(1,261,361)	(130,798)	(1,616,663)
Net increase (decrease)	29,523,295	$377,191,171	11,831,515	$147,270,786
Net increase (decrease)	29,655,437	$378,892,075	11,835,540	$147,320,740

a	Series I began operations on 11-2-05.

b	Period from 7-29-05 (commencement of operations) to 12-31-05.

American Growth	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,952,605	$40,908,197	2,366,499	$42,436,806
Distributions reinvested	30,833	633,920	1,968	33,576
Repurchased	(285,385)	(5,850,770)	(484,109)	(8,457,476)
Net increase (decrease)	1,698,053	$35,691,347	1,884,358	$34,012,906
Series II shares
Sold	12,834,358	$263,020,300	16,978,908	$306,433,980
Distributions reinvested	508,722	10,428,812	62,426	1,061,939
Repurchased	(1,703,944)	(35,622,031)	(1,087,738)	(20,467,341)
Net increase (decrease)	11,639,136	$237,827,081	15,953,596	$287,028,578
Net increase (decrease)	13,337,189	$273,518,428	17,837,954	$321,041,484

American Growth-Income	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series I shares
Sold	338,005	$6,375,289	334,303	$5,707,476
Distributions reinvested	10,257	187,082	3,580	59,250
Repurchased	(153,453)	(2,859,845)	(84,467)	(1,407,641)
Net increase (decrease)	194,809	$3,702,526	253,416	$4,359,085
Series II shares
Sold	12,827,464	$238,727,511	16,252,575	$276,537,004
Distributions reinvested	600,096	10,927,748	203,425	3,362,631
Repurchased	(1,114,344)	(21,181,347)	(213,938)	(3,663,020)
Net increase (decrease)	12,313,216	$228,473,912	16,242,062	$276,236,615
Net increase (decrease)	12,508,025	$232,176,438	16,495,478	$280,595,700

American International	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,711,238	$39,368,519	1,124,285	$21,532,247
Distributions reinvested	39,228	878,697	75,887	1,353,069
Repurchased	(566,365)	(12,933,618)	(90,957)	(1,758,752)
Net increase (decrease)	1,184,101	$27,313,598	1,109,215	$21,126,564
Series II shares
Sold	10,084,482	$229,446,211	12,761,718	$243,862,621
Distributions reinvested	598,080	13,379,041	1,801,677	32,087,703
Repurchased	(1,582,640)	(36,618,655)	(1,261,935)	(25,486,345)
Net increase (decrease)	9,099,922	$206,206,597	13,301,460	$250,463,979
Net increase (decrease)	10,284,023	$233,520,195	14,410,675	$271,590,543

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Blue Chip Growth	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	34,458	$602,970	1,771,547	$28,884,463
Capital contributions[c]	—	5,076	—	—
Distributions reinvested	83,047	1,499,003	238,438	3,817,652
Repurchased	(9,051,014)	(164,303,600)	(36,327,956)	(599,670,104)
Net increase (decrease)	(8,933,509)	($162,196,551)	(34,317,971)	($566,967,989)
Series II shares
Sold	486,262	$8,737,750	5,282,744	$86,468,791
Capital contributions[c]	—	1,340	—	—
Distributions reinvested	3,383	60,957	—	—
Repurchased	(1,635,273)	(29,644,779)	(23,124,711)	(377,843,941)
Net increase (decrease)	(1,145,628)	($20,844,732)	(17,841,967)	($291,375,150)
Series III shares
Sold	6,118	$108,733	74,794	$1,241,099
Distributions reinvested	—	—	61	975
Repurchased	(71,199)	(1,238,243)	(76,937)	(1,260,353)
Net increase (decrease)	(65,081)	($1,129,510)	(2,082)	($18,279)
Series NAV shares
Sold	19,113,374	$343,475,650	64,598,210	$1,065,986,900
Issued in reorganization (Note 1)	—	—	37,934,840	591,633,172
Capital contributions[c]	—	14,221	—	—
Distributions reinvested	220,900	3,980,619	272,858	4,360,295
Repurchased	(5,858,265)	(107,153,658)	(19,205,902)	(317,241,459)
Net increase (decrease)	13,476,009	$240,316,832	83,600,006	$1,344,738,908
Net increase (decrease)	3,331,791	$56,146,039	31,437,986	$486,377,490

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

c	Refer to payment made by affiliate footnote 1.

Capital Appreciation	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,082,749	$10,420,131	2,547,797	$23,092,453
Issued in reorganization (Note 1)	28,706,636	256,305,274	—	—
Capital contributions[c]	—	25,271	—	—
Distributions reinvested	647,040	5,765,132	—	—
Repurchased	(6,645,144)	(58,283,220)	(11,950,424)	(103,874,576)
Net increase (decrease)	23,791,281	$214,232,588	(9,402,627)	($80,782,123)
Series II shares
Sold	852,368	$7,707,716	2,611,437	$22,893,498
Issued in reorganization (Note 1)	9,639,890	85,409,549	—	—
Capital contributions[c]	—	10,837	—	—
Distributions reinvested	578,859	5,117,110	—	—
Repurchased	(3,207,307)	(28,130,323)	(12,193,200)	(104,447,249)
Net increase (decrease)	7,863,810	$70,114,889	(9,581,763)	($81,553,751)
Series III shares
Sold	—	—	4,226	$35,746
Repurchased	—	—	(29,105)	(249,291)
Net increase (decrease)	—	—	(24,879)	($213,545)
Series NAV shares
Sold	27,702,645	$248,310,058	40,231,237	$352,201,357
Issued in reorganization (Note 1)	19,574,797	174,838,881	—	—
Capital contributions[c]	—	59,881	—	—
Distributions reinvested	3,278,528	29,211,685	23,717	198,001
Repurchased	(2,177,297)	(18,080,865)	(19,603,004)	(180,516,523)
Net increase (decrease)	48,378,673	$434,339,640	20,651,950	$171,882,835
Net increase (decrease)	80,033,764	$718,687,117	1,642,681	$9,333,416

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

c	Refer to payment made by affiliate footnote 1.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Classic Value	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,239,068	$18,704,769	655,672	$9,504,497
Distributions reinvested	50,194	810,362	41,325	594,956
Repurchased	(231,286)	(3,727,379)	(115,046)	(1,634,792)
Net increase (decrease)	1,057,976	$15,787,752	581,951	$8,464,661
Series II shares
Sold	1,654,481	$25,584,419	875,999	$12,292,403
Distributions reinvested	62,052	1,000,251	66,759	960,153
Repurchased	(593,722)	(9,354,921)	(391,722)	(5,538,258)
Net increase (decrease)	1,122,811	$17,229,749	551,036	$7,714,298
Series NAV shares
Sold	1,330,468	$20,785,748	191,879	$2,843,916
Distributions reinvested	13,051	210,453	9,621	138,638
Repurchased	(1,067,502)	(17,480,117)	(11,353)	(164,267)
Net increase (decrease)	276,017	$3,516,084	190,147	$2,818,287
Net increase (decrease)	2,456,804	$36,533,585	1,323,134	$18,997,246

a	Series NAV shares began operations on 4-29-05.

Core Equity	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	66,168	$958,045	2,048,503	$28,131,300
Distributions reinvested	6,692	94,624	—	—
Repurchased	(25,390)	(354,728)	(15,622,666)	(216,147,708)
Net increase (decrease)	47,470	$697,941	(13,574,163)	($188,016,408)
Series II shares
Sold	668,069	$9,526,069	4,321,752	$59,519,236
Distributions reinvested	234,764	3,307,819	—	—
Repurchased	(1,088,051)	(15,240,046)	(17,224,391)	(238,177,489)
Net increase (decrease)	(185,218)	($2,406,158)	(12,902,639)	($178,658,253)
Series III shares
Sold	—	—	8,414	$115,246
Repurchased	—	—	(51,159)	(705,809)
Net increase (decrease)	—	—	(42,745)	($590,563)
Series NAV shares
Sold	12,700,301	$180,372,105	51,258,517	$711,446,111
Distributions reinvested	1,966,461	27,825,424	—	—
Repurchased	(9,774,191)	(137,268,993)	(24,570,414)	(340,233,163)
Net increase (decrease)	4,892,571	$70,928,536	26,688,103	$371,212,948
Net increase (decrease)	4,754,823	$69,220,319	168,556	$3,947,724

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

Dynamic Growth	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,247,917	$7,253,123	2,040,045	$10,315,845
Repurchased	(6,406,185)	(36,360,229)	(4,341,568)	(21,957,228)
Net increase (decrease)	(5,158,268)	($29,107,106)	(2,301,523)	($11,641,383)
Series II shares
Sold	770,458	$4,462,180	1,883,178	$9,419,995
Repurchased	(3,121,492)	(17,618,577)	(2,263,519)	(11,508,367)
Net increase (decrease)	(2,351,034)	($13,156,397)	(380,341)	($2,088,372)
Series NAV shares
Sold	86,723	$516,939	2,890,408	$14,613,603
Repurchased	(47,086)	(284,342)	(2,831,219)	(14,359,341)
Net increase (decrease)	39,637	$232,597	59,189	$254,262
Net increase (decrease)	(7,469,665)	($42,030,906)	(2,622,675)	($13,475,493)

a	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Emerging Growth	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	76,343	$1,052,431	1,120,048	$18,169,700
Distributions reinvested	54,179	683,198	—	—
Repurchased	(83,765)	(1,120,826)	(18,371,827)	(298,619,207)
Net increase (decrease)	46,757	$614,803	(17,251,779)	($280,449,507)
Series II shares
Sold	951,692	$14,441,555	491,684	$8,103,799
Distributions reinvested	464,825	5,801,012	—	—
Repurchased	(935,748)	(12,036,956)	(846,552)	(13,766,589)
Net increase (decrease)	480,769	$8,205,611	(354,868)	($5,662,790)
Series III shares
Sold	14,045	$256,110	14,541	$249,887
Distributions reinvested	6,264	78,744	—	—
Repurchased	(32,447)	(494,228)	(13,403)	(227,559)
Net increase (decrease)	(12,138)	($159,374)	1,138	$22,328
Series NAV shares
Sold	429,817	$5,572,876	1,414,907	$23,182,361
Distributions reinvested	363,204	4,583,631	—	—
Repurchased	(128,824)	(1,673,726)	(782,490)	(12,792,862)
Net increase (decrease)	664,197	$8,482,781	632,417	$10,389,499
Net increase (decrease)	1,179,585	$17,143,821	(16,973,092)	($275,700,470)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

Emerging Small Company	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	229,778	$6,992,707	662,234	$18,704,430
Distributions reinvested	422,534	13,288,680	—	—
Repurchased	(1,999,829)	(59,468,666)	(5,746,240)	(162,776,841)
Net increase (decrease)	(1,347,517)	($39,187,279)	(5,084,006)	($144,072,411)
Series II shares
Sold	203,865	$6,177,451	682,659	$19,044,554
Distributions reinvested	118,105	3,688,432	—	—
Repurchased	(878,643)	(26,120,366)	(2,492,599)	(70,269,800)
Net increase (decrease)	(556,673)	($16,254,483)	(1,809,940)	($51,225,246)
Series III shares
Sold	328	$10,299	6,668	$192,659
Distributions reinvested	295	9,264	—	—
Repurchased	(6,627)	(189,794)	(6,826)	(193,478)
Net increase (decrease)	(6,004)	($170,231)	(158)	($819)
Series NAV shares
Sold	25,410	$747,199	5,715,612	$162,244,192
Distributions reinvested	356	11,210	—	—
Repurchased	(4,464)	(135,517)	(5,711,362)	(160,094,357)
Net increase (decrease)	21,302	$622,892	4,250	$2,149,835
Net increase (decrease)	(1,888,892)	($54,989,101)	(6,889,854)	($193,148,641)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Equity-Income	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	519,423	$9,017,134	1,425,247	$23,639,402
Capital contributions[c]	—	117,489	—	—
Distributions reinvested	3,982,431	64,913,617	3,134,726	50,908,103
Repurchased	(9,814,796)	(168,246,766)	(34,451,874)	(576,299,993)
Net increase (decrease)	(5,312,942)	($94,198,526)	(29,891,901)	($501,752,488)
Series II shares
Sold	1,115,146	$19,034,773	3,760,093	$62,426,031
Capital contributions[c]	—	45,389	—	—
Distributions reinvested	1,426,051	23,173,330	801,814	12,989,335
Repurchased	(3,297,051)	(56,046,450)	(20,245,796)	(346,218,315)
Net increase (decrease)	(755,854)	($13,792,958)	(15,683,889)	($270,802,949)
Series III shares
Sold	2,223	$38,144	30,267	$500,787
Distributions reinvested	3,575	58,091	1,142	18,519
Repurchased	(48,849)	(796,212)	(63,081)	(1,078,727)
Net increase (decrease)	(43,051)	($699,977)	(31,672)	($559,421)
Series NAV shares
Sold	9,172,582	$157,852,886	54,403,906	$921,873,051
Issued in reorganization (Note 1)	—	—	40,037,388	631,347,177
Capital contributions[c]	—	182,040	—	—
Distributions reinvested	6,212,464	101,076,784	1,896,543	30,742,857
Repurchased	(16,179,393)	(271,828,429)	(25,792,822)	(416,576,330)
Net increase (decrease)	(794,347)	($12,716,719)	70,545,015	$1,167,386,755
Net increase (decrease)	(6,906,194)	($121,408,180)	24,937,553	$394,271,897

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

c	Refer to payment made by affiliate footnote 1.

Financial Services	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,569,463	$27,030,961	400,083	$5,903,700
Capital contributions[c]	—	2,333	—	—
Distributions reinvested	12,497	198,448	13,897	190,523
Repurchased	(855,262)	(13,955,687)	(696,274)	(9,721,109)
Net increase (decrease)	726,698	$13,276,055	(282,294)	($3,626,886)
Series II shares
Sold	986,113	$16,777,685	239,518	$3,462,418
Capital contributions[c]	—	1,804	—	—
Distributions reinvested	6,289	99,485	6,118	83,570
Repurchased	(616,766)	(9,956,763)	(426,965)	(5,987,565)
Net increase (decrease)	375,636	$6,922,211	(181,329)	($2,441,577)
Series III shares
Sold	11,663	$181,064	5,345	$80,775
Distributions reinvested	10	165	32	436
Repurchased	(25,467)	(401,498)	(1,376)	(18,623)
Net increase (decrease)	(13,794)	($220,269)	4,001	$62,588
Series NAV shares
Sold	142,137	$2,409,741	19,427	$284,985
Issued in reorganization (Note 1)	—	—	4,003,461	53,326,562
Capital contributions[c]	—	1,627	—	—
Distributions reinvested	15,302	242,847	—	—
Repurchased	(729,619)	(12,069,120)	(495,729)	(6,992,064)
Net increase (decrease)	(572,180)	($9,414,905)	3,527,159	$46,619,483
Net increase (decrease)	516,360	$10,563,092	3,067,537	$40,613,608

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

c	Refer to payment made by affiliate footnote 1.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Fundamental Value	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	669,217	$7,964,395	1,512,294	$21,556,098
Distributions reinvested	541,390	8,120,854	78,860	1,115,914
Repurchased	(2,239,774)	(32,298,437)	(18,801,731)	(270,429,032)
Net increase (decrease)	(1,029,167)	($16,213,188)	(17,210,577)	($247,757,020)
Series II shares
Sold	5,786,417	$90,661,803	5,345,708	$76,851,441
Distributions reinvested	772,629	11,550,804	32,502	458,638
Repurchased	(897,250)	(13,906,343)	(15,143,378)	(217,107,606)
Net increase (decrease)	5,661,796	$88,306,264	(9,765,168)	($139,797,527)
Series III shares
Sold	3,001	$46,219	89,525	$1,284,872
Distributions reinvested	2,807	41,960	37	526
Repurchased	(81,119)	(1,217,698)	(70,575)	(1,012,092)
Net increase (decrease)	(75,311)	($1,129,519)	18,987	$273,306
Series NAV shares
Sold	12,340,606	$191,033,372	52,678,640	$754,159,853
Distributions reinvested	1,594,930	23,860,147	206,002	2,908,754
Repurchased	(9,035,800)	(138,389,543)	(21,332,144)	(307,608,776)
Net increase (decrease)	4,899,736	$76,503,976	31,552,498	$449,459,831
Net increase (decrease)	9,457,054	$147,467,533	4,595,740	$62,178,590

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

Global	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	171,899	$2,957,947	142,222	$2,184,419
Distributions reinvested	274,293	4,630,069	297,087	4,361,312
Repurchased	(3,010,619)	(52,435,337)	(3,418,887)	(51,752,288)
Net increase (decrease)	(2,564,427)	($44,847,321)	(2,979,578)	($45,206,557)
Series II shares
Sold	385,033	$6,640,983	606,062	$9,034,012
Distributions reinvested	27,156	456,497	23,675	346,365
Repurchased	(536,272)	(9,246,301)	(281,466)	(4,245,621)
Net increase (decrease)	(124,083)	($2,148,821)	348,271	$5,134,756
Series III shares
Sold	1,211	$20,275	6,428	$98,369
Distributions reinvested	162	2,724	118	1,721
Repurchased	(16,301)	(274,073)	(3,031)	(45,029)
Net increase (decrease)	(14,928)	($251,074)	3,515	$55,061
Series NAV shares
Sold	98,049	$1,696,407	26,210	$403,962
Distributions reinvested	941	15,862	—	—
Repurchased	(24,798)	(437,645)	(128)	(1,984)
Net increase (decrease)	74,192	$1,274,624	26,082	$401,978
Net increase (decrease)	(2,629,246)	($45,972,592)	(2,601,710)	($39,614,762)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Global Allocation	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,231,111	$14,648,565	1,093,511	$11,773,720
Distributions reinvested	76,961	895,831	68,095	725,884
Repurchased	(963,743)	(11,561,128)	(4,317,259)	(47,122,927)
Net increase (decrease)	344,329	$3,983,268	(3,155,653)	($34,623,323)
Series II shares
Sold	6,061,326	$72,337,914	5,661,357	$61,274,362
Distributions reinvested	98,631	1,142,146	52,424	557,261
Repurchased	(470,174)	(5,503,937)	(4,380,164)	(47,602,358)
Net increase (decrease)	5,689,783	$67,976,123	1,333,617	$14,229,265
Series III shares
Sold	—	—	872	$9,336
Repurchased	—	—	(12,044)	(131,084)
Net increase (decrease)	—	—	(11,172)	($121,748)
Series NAV shares
Sold	127,242	$1,539,528	8,571,107	$93,443,468
Distributions reinvested	622	7,220	95,502	1,017,120
Repurchased	(33,829)	(396,541)	(8,628,969)	(90,524,689)
Net increase (decrease)	94,035	$1,150,207	37,640	$3,935,899
Net increase (decrease)	6,128,147	$73,109,598	(1,795,568)	($16,579,907)

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

Global Real Estate	Year ended 12-31-06[a]
	Shares	Amount
Series NAV shares
Sold	29,843,601	$372,283,019
Repurchased	(1,582,886)	(21,344,552)
Net increase (decrease)	28,260,715	$350,938,467

a	Period from 4-28-06 (commencement of operations) to 12-31-06.

Growth & Income	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	792,538	$10,114,998	1,713,436	$21,374,046
Capital contributions[a]	—	197,801	—	—
Distributions reinvested	10,977,620	135,354,061	7,793,313	95,962,057
Repurchased	(25,847,462)	(330,826,351)	(17,742,755)	(222,535,788)
Net increase (decrease)	(14,077,304)	($185,159,491)	(8,236,006)	($105,199,685)

a	Refer to payment made by affiliate footnote 1.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Health Sciences	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,108,452	$17,650,713	1,071,109	$15,662,026
Distributions reinvested	871,147	12,553,230	659,132	8,641,227
Repurchased	(1,770,330)	(26,794,719)	(1,315,963)	(18,760,170)
Net increase (decrease)	209,269	$3,409,224	414,278	$5,543,083
Series II shares
Sold	687,962	$10,750,144	816,821	$11,970,346
Distributions reinvested	566,458	8,094,695	426,705	5,564,237
Repurchased	(1,394,338)	(20,697,733)	(936,358)	(13,570,490)
Net increase (decrease)	(139,918)	($1,852,894)	307,168	$3,964,093
Series III shares
Sold	25,450	$424,098	23,185	$340,916
Distributions reinvested	3,558	51,088	1,427	18,734
Repurchased	(55,202)	(815,387)	(8,878)	(127,976)
Net increase (decrease)	(26,194)	($340,201)	15,734	$231,674
Series NAV shares
Sold	329,195	$5,290,642	246,165	$3,533,128
Issued in reorganization (Note 1)	—	—	1,838,214	23,874,921
Distributions reinvested	198,225	2,858,402	—	—
Repurchased	(447,421)	(6,916,075)	(248,045)	(3,606,124)
Net increase (decrease)	79,999	$1,232,969	1,836,334	$23,801,925
Net increase (decrease)	123,156	$2,449,098	2,573,514	$33,540,775

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

Income and Value	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,884,569	$21,256,155	128,109	$1,385,863
Distributions reinvested	888,633	10,103,752	918,819	9,758,101
Repurchased	(9,078,764)	(105,032,484)	(12,030,312)	(131,593,297)
Net increase (decrease)	(6,305,562)	($73,672,577)	(10,983,384)	($120,449,333)
Series II shares
Sold	673,106	$7,665,682	186,299	$2,007,901
Distributions reinvested	171,909	1,946,010	172,185	1,819,960
Repurchased	(2,056,709)	(23,581,935)	(2,202,096)	(23,900,232)
Net increase (decrease)	(1,211,694)	($13,970,243)	(1,843,612)	($20,072,371)
Series NAV shares
Sold	138,538	$1,604,918	46,233	$509,419
Distributions reinvested	2,791	31,732	—	—
Repurchased	(56,287)	(670,687)	(456)	(4,994)
Net increase (decrease)	85,042	$965,963	45,777	$504,425
Net increase (decrease)	(7,432,214)	($86,676,857)	(12,781,219)	($140,017,279)

a	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Core	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,040,938	$14,496,370	2,448,124	$27,406,862
Distributions reinvested	528,473	7,113,247	106,458	1,177,402
Repurchased	(2,737,172)	(37,890,912)	(25,083,806)	(288,207,143)
Net increase (decrease)	(1,167,761)	($16,281,295)	(22,529,224)	($259,622,879)
Series II shares
Sold	1,242,143	$17,235,236	2,919,289	$32,310,365
Distributions reinvested	127,000	1,715,772	—	—
Repurchased	(937,173)	(12,715,908)	(23,214,986)	(265,146,085)
Net increase (decrease)	431,970	$6,235,100	(20,295,697)	($232,835,720)
Series III shares
Sold	—	—	9,350	$101,562
Repurchased	—	—	(71,745)	(817,244)
Net increase (decrease)	—	—	(62,395)	($715,682)
Series NAV shares
Sold	22,348,222	$300,946,272	76,958,020	$882,278,448
Distributions reinvested	3,042,705	40,893,956	478,663	5,279,846
Repurchased	(3,775,151)	(52,779,360)	(22,427,355)	(263,177,640)
Net increase (decrease)	21,615,776	$289,060,868	55,009,328	$624,380,654
Net increase (decrease)	20,879,985	$279,014,673	12,122,012	$131,206,373

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

International Opportunities	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	519,563	$8,581,012	46,067	$637,073
Distributions reinvested	9,094	148,233	—	—
Repurchased	(215,191)	(3,482,863)	(33,547)	(460,955)
Net increase (decrease)	313,466	$5,246,382	12,520	$176,118
Series II shares
Sold	2,295,002	$37,679,845	893,058	$12,692,447
Distributions reinvested	76,761	1,251,974	—	—
Repurchased	(789,649)	(12,312,851)	(48,706)	(705,813)
Net increase (decrease)	1,582,114	$26,618,968	844,352	$11,986,634
Series NAV shares
Sold	14,794,946	$239,538,530	34,085,832	$433,061,937
Distributions reinvested	1,396,000	22,768,760	—	—
Repurchased	(919,239)	(15,317,131)	(12,726,717)	(173,640,457)
Net increase (decrease)	15,271,707	$246,990,159	21,359,115	$259,421,480
Net increase (decrease)	17,167,287	$278,855,509	22,215,987	$271,584,232

a	Period from 4-29-05 (commencement of operations) to 12-31-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

International Small Cap	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	731,925	$15,466,833	1,779,567	$32,007,988
Distributions reinvested	79,010	1,697,141	88,966	1,590,684
Repurchased	(1,620,997)	(34,276,980)	(12,157,654)	(223,686,836)
Net increase (decrease)	(810,062)	($17,113,006)	(10,289,121)	($190,088,164)
Series II shares
Sold	984,270	$21,298,914	1,498,061	$26,859,211
Distributions reinvested	25,034	538,977	6,469	115,986
Repurchased	(1,007,302)	(21,565,382)	(9,710,217)	(178,609,151)
Net increase (decrease)	2,002	$272,509	(8,205,687)	($151,633,954)
Series III shares
Sold	1,507	$31,225	10,358	$186,905
Distributions reinvested	72	1,554	23	414
Repurchased	(9,164)	(190,980)	(29,920)	(549,257)
Net increase (decrease)	(7,585)	($158,201)	(19,539)	($361,938)
Series NAV shares
Sold	5,334,296	$111,517,729	27,764,524	$508,915,733
Distributions reinvested	242,281	5,192,079	192,314	3,430,797
Repurchased	(8,327,582)	(183,853,717)	(8,165,078)	(150,038,369)
Net increase (decrease)	(2,751,005)	($67,143,909)	19,791,760	$362,308,161
Net increase (decrease)	(3,566,650)	($84,142,607)	1,277,413	$20,224,105

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

International Small Company	Year ended 12-31-06[a]
	Shares	Amount
Series NAV shares
Sold	18,346,386	$225,230,099
Repurchased	(634,485)	(8,069,774)
Net increase (decrease)	17,711,901	$217,160,325

a	Period from 4-28-06 (commencement of operations) to 12-31-06.

International Value	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,350,474	$23,271,920	4,611,332	$67,922,532
Issued in reorganization (Note 1)	—	—	13,018,969	185,660,223
Distributions reinvested	1,627,374	26,233,263	440,075	6,469,072
Repurchased	(4,836,016)	(82,615,627)	(24,059,118)	(366,581,417)
Net increase (decrease)	(1,858,168)	($33,110,444)	(5,988,742)	($106,529,590)
Series II shares
Sold	1,334,661	$23,134,978	2,754,151	$40,864,540
Issued in reorganization (Note 1)	—	—	2,898,610	41,266,937
Distributions reinvested	853,278	13,720,708	229,638	3,371,043
Repurchased	(2,519,174)	(42,780,740)	(17,671,415)	(268,676,122)
Net increase (decrease)	(331,235)	($5,925,054)	(11,789,016)	($183,173,602)
Series III shares
Sold	—	—	5,119	$74,611
Repurchased	—	—	(46,280)	(705,008)
Net increase (decrease)	—	—	(41,161)	($630,397)
Series NAV shares
Sold	12,954,063	$216,829,233	95,386,424	$1,402,317,151
Distributions reinvested	3,301,765	53,026,347	742,329	10,889,821
Repurchased	(11,371,655)	(192,702,124)	(53,310,483)	(783,623,891)
Net increase (decrease)	4,884,173	$77,153,456	42,818,270	$629,583,081
Net increase (decrease)	2,694,770	$38,117,958	24,999,351	$339,249,492

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Large Cap	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	153,695	$2,157,977	133,386	$1,740,876
Distributions reinvested	112	1,581	—	—
Repurchased	(117,114)	(1,657,201)	(132,049)	(1,772,124)
Net increase (decrease)	36,693	$502,357	1,337	($31,248)
Series II shares
Sold	99,657	$1,468,196	77,809	$1,060,055
Distributions reinvested	2,036	28,610	—	—
Repurchased	(47,916)	(711,160)	(11,353)	(157,729)
Net increase (decrease)	53,777	$785,646	66,456	$902,326
Series NAV shares
Sold	4,331,344	$62,842,897	11,794,914	$151,814,861
Distributions reinvested	292,234	4,108,803	—	—
Repurchased	(161,771)	(2,340,384)	(2,962,887)	(39,364,615)
Net increase (decrease)	4,461,807	$64,611,316	8,832,027	$112,450,246
Net increase (decrease)	4,552,277	$65,899,319	8,899,820	$113,321,324

a	Period from 4-29-05 (commencement of operations) to 12-31-05.

Large Cap Value	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,527,410	$57,198,747	954,021	$18,869,799
Issued in reorganization (Note 1)	1,109,182	25,188,273	—	—
Distributions reinvested	45,346	959,059	—	—
Repurchased	(362,812)	(7,996,606)	(4,272,651)	(84,652,956)
Net increase (decrease)	3,319,126	$75,349,473	(3,318,630)	($65,783,157)
Series II shares
Sold	1,163,596	$24,861,490	3,163,730	$62,923,083
Issued in reorganization (Note 1)	1,037,328	23,448,311	—	—
Distributions reinvested	364,018	7,673,499	—	—
Repurchased	(3,952,772)	(87,472,407)	(4,432,994)	(88,032,618)
Net increase (decrease)	(1,387,830)	$(31,489,107)	(1,269,264)	($25,109,535)
Series III shares
Sold	—	—	1,419	$26,812
Repurchased	—	—	(11,363)	(224,488)
Net increase (decrease)	—	—	(9,944)	($197,676)
Series NAV shares
Sold	6,631,904	$143,404,028	12,324,695	$248,143,767
Issued in reorganization (Note 1)	3,590,928	81,620,383	—	—
Distributions reinvested	671,442	14,214,434	4	50
Repurchased	(896,439)	(18,476,157)	(5,599,557)	(113,393,637)
Net increase (decrease)	9,997,835	$220,762,688	6,725,142	$134,750,180
Net increase (decrease)	11,929,131	$264,623,054	2,127,304	$43,659,812

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

Managed	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	4,041,823	$51,327,415	41,417,158	$553,883,140
Distributions reinvested	11,876,688	149,765,039	3,803,447	50,974,961
Repurchased	(34,833,130)	(447,885,138)	(58,438,564)	(785,340,327)
Net increase (decrease)	(18,914,619)	($246,792,684)	(13,217,959)	($180,482,226)

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Cap Stock	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,012,185	$10,572,987	4,492,660	$58,622,146
Issued in reorganization (Note 1)	—	—	13,603,209	166,534,940
Capital contributions[c]	—	76,637	—	—
Distributions reinvested	987,199	15,785,313	656,384	8,473,957
Repurchased	(5,346,632)	(79,711,857)	(18,878,979)	(259,397,509)
Net increase (decrease)	(3,347,248)	($53,276,920)	(126,726)	($25,766,466)
Series II shares
Sold	1,064,980	$16,856,336	2,223,037	$30,688,983
Issued in reorganization (Note 1)	—	—	3,196,971	38,922,544
Capital contributions[c]	—	39,070	—	—
Distributions reinvested	475,225	7,537,071	343,123	4,405,714
Repurchased	(2,194,636)	(34,559,952)	(10,309,775)	(139,985,027)
Net increase (decrease)	(654,431)	($10,127,475)	(4,546,644)	($65,967,786)
Series III shares
Sold	60,255	$948,168	162,830	$2,285,158
Distributions reinvested	7,307	116,402	3,514	45,364
Repurchased	(253,286)	(3,893,854)	(68,220)	(942,308)
Net increase (decrease)	(185,724)	($2,829,284)	98,124	$1,388,214
Series NAV shares
Sold	4,800,865	$75,122,851	22,283,622	$305,353,837
Issued in reorganization (Note 1)	—	—	16,869,292	206,708,528
Capital contributions[c]	—	100,334	—	—
Distributions reinvested	1,092,728	17,494,578	658,218	8,504,218
Repurchased	(3,665,952)	(56,728,208)	(14,198,797)	(185,764,135)
Net increase (decrease)	2,227,641	$35,989,555	25,612,335	$334,802,448
Net increase (decrease)	(1,959,762)	($30,244,124)	21,037,089	$244,456,410

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

c	Refer to payment made by affiliate footnote 1.

Mid Cap Value	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	495,456	$8,233,212	2,459,542	$43,831,973
Distributions reinvested	3,025,545	48,196,939	794,373	13,766,327
Repurchased	(4,142,967)	(69,763,987)	(9,558,219)	(171,083,291)
Net increase (decrease)	(621,966)	($13,333,836)	(6,304,304)	($113,484,991)
Series II shares
Sold	422,314	$7,002,738	1,122,726	$19,846,208
Distributions reinvested	2,493,527	39,597,203	512,234	8,856,449
Repurchased	(3,568,611)	(59,413,762)	(4,982,801)	(90,075,087)
Net increase (decrease)	(652,770)	($12,813,821)	(3,347,841)	($61,372,430)
Series III shares
Sold	3,698	$66,882	40,411	$722,761
Distributions reinvested	12,444	196,983	2,420	41,739
Repurchased	(89,369)	(1,424,356)	(46,163)	(824,076)
Net increase (decrease)	(73,227)	($1,160,491)	(3,332)	($59,576)
Series NAV shares
Sold	1,186,417	$21,710,376	9,899,931	$179,498,196
Distributions reinvested	1,063,393	16,918,575	278,317	4,817,617
Repurchased	(5,259,736)	(85,455,290)	(5,746,778)	(101,744,602)
Net increase (decrease)	(3,009,926)	($46,826,339)	4,431,470	$82,571,211
Net increase (decrease)	(4,357,889)	($74,134,487)	(5,224,007)	($92,345,786)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

Mid Cap Value Equity	Year ended 12-31-06[a]
	Shares	Amount
Series NAV shares
Sold	8,620,768	$107,217,172
Repurchased	(13,347)	(164,562)
Net increase (decrease)	8,607,421	$107,052,610

a	Period from 4-28-06 (commencement of operations) to 12-31-06.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Value	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	405,930	$5,167,011	54,370	$649,731
Distributions reinvested	9,734	116,619	321	3,771
Repurchased	(33,610)	(427,678)	(8,122)	(98,596)
Net increase (decrease)	382,054	$4,855,952	46,569	$554,906
Series II shares
Sold	952,932	$12,033,880	399,745	$4,789,939
Distributions reinvested	59,926	717,319	2,655	31,150
Repurchased	(186,562)	(2,301,881)	(9,404)	(110,568)
Net increase (decrease)	826,296	$10,449,318	392,996	$4,710,521
Series NAV shares
Sold	1,274,133	$15,958,796	1,162,334	$13,504,413
Distributions reinvested	1,110,625	13,283,074	202,682	2,376,682
Repurchased	(3,275,493)	(41,644,427)	(3,577,280)	(40,893,844)
Net increase (decrease)	(890,735)	($12,402,557)	(2,212,264)	($25,012,749)
Net increase (decrease)	317,615	$2,902,713	(1,772,699)	($19,747,322)

a	Series I and Series II shares began operations on 4-29-05.

Money Market	Year ended 12-31-06[a]		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series I shares
Sold	56,465,214	$564,651,668	54,856,039	$548,560,372
Distributions reinvested	9,770,280	97,702,803	5,935,246	59,351,990
Repurchased	(45,882,119)	(458,821,186)	(68,121,740)	(681,216,996)
Net increase (decrease)	20,353,375	$203,533,285	(7,330,455)	($73,304,634)
Series II shares
Sold	42,250,696	$422,506,959	22,550,646	$225,506,434
Distributions reinvested	1,414,656	14,146,562	554,945	5,549,457
Repurchased	(32,855,569)	(328,555,692)	(18,634,133)	(186,341,326)
Net increase (decrease)	10,809,783	$108,097,829	4,471,458	$44,714,565
Series III shares
Sold	406,368	$4,063,732	2,347,504	$23,475,038
Distributions reinvested	9,995	99,947	11,691	116,910
Repurchased	(1,065,945)	(10,790,222)	(2,022,940)	(20,229,402)
Net increase (decrease)	(649,582)	($6,626,543)	336,255	$3,362,546
Net increase (decrease)	30,513,576	$305,004,571	(2,522,742)	($25,227,523)

a	Series III shares were terminated on 10-4-06.

Money Market B	Year ended 12-31-06		Year ended 12-31-05
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	241,989,786	$241,989,786	254,051,507	$254,051,507
Distributions reinvested	22,107,270	22,107,270	13,693,261	13,693,261
Repurchased	(226,213,234)	(226,213,234)	(297,974,411)	(297,974,411)
Net increase (decrease)	37,883,822	$37,883,822	(30,229,643)	($30,229,643)

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Natural Resources	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	406,431	$13,043,185	1,838,367	$46,160,303
Distributions reinvested	117,636	3,611,440	26,753	640,183
Repurchased	(399,041)	(12,005,646)	(11,672,794)	(294,439,223)
Net increase (decrease)	125,026	$4,648,979	(9,807,674)	($247,638,737)
Series II shares
Sold	2,541,444	$81,429,724	4,183,967	$106,368,505
Distributions reinvested	1,487,822	45,408,334	127,290	3,033,273
Repurchased	(3,057,001)	(89,829,133)	(12,305,847)	(307,134,327)
Net increase (decrease)	972,265	$37,008,925	(7,994,590)	($197,732,549)
Series III shares
Sold	38,373	$1,282,646	67,221	$1,813,444
Distributions reinvested	12,410	378,892	445	10,584
Repurchased	(102,926)	(3,153,313)	(57,116)	(1,435,221)
Net increase (decrease)	(52,143)	($1,491,775)	10,550	$388,807
Series NAV shares
Sold	10,240,082	$303,097,641	37,202,636	$954,183,203
Distributions reinvested	3,592,596	109,825,663	536,038	12,778,911
Repurchased	(3,551,170)	(112,498,249)	(21,950,495)	(607,599,342)
Net increase (decrease)	10,281,508	$300,425,055	15,788,179	$359,362,772
Net increase (decrease)	11,326,656	$340,591,184	(2,003,535)	($85,619,707)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

Overseas Equity	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	277,895	$3,577,452	35,907	$421,973
Capital contributions[b]	—	14,372	—	—
Distributions reinvested	3,226	42,129	361	4,143
Repurchased	(54,545)	(720,967)	(6,787)	(80,712)
Net increase (decrease)	226,576	$2,912,986	29,481	$345,404
Series II shares
Sold	481,199	$6,340,743	426,570	$4,939,822
Capital contributions[b]	—	28,882	—	—
Distributions reinvested	20,125	261,629	3,169	36,189
Repurchased	(332,969)	(4,301,962)	(67,437)	(787,358)
Net increase (decrease)	168,355	$2,329,292	362,302	$4,188,653
Series NAV shares
Sold	17,573,007	$233,493,565	1,193,920	$13,098,615
Capital contributions[b]	—	1,943,169	—	—
Distributions reinvested	844,560	10,937,045	554,492	6,239,211
Repurchased	(2,320,408)	(31,085,395)	(4,783,250)	(52,934,960)
Net increase (decrease)	16,097,159	$215,288,384	(3,034,838)	($33,597,134)
Net increase (decrease)	16,492,090	$220,530,662	(2,643,055)	($29,063,077)

a	Series I and Series II shares began operations on 4-29-05.

b	Refer to payment made by affiliate footnote 1.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Pacific Rim	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,903,154	$36,363,437	2,984,077	$31,230,485
Distributions reinvested	92,057	1,181,100	78,610	743,689
Repurchased	(3,490,750)	(42,255,493)	(1,502,121)	(14,535,010)
Net increase (decrease)	(495,539)	($4,710,956)	1,560,566	$17,439,164
Series II shares
Sold	1,812,543	$22,354,848	2,286,513	$24,032,385
Distributions reinvested	28,449	363,857	23,027	217,372
Repurchased	(2,807,132)	(34,012,240)	(960,284)	(9,394,669)
Net increase (decrease)	(966,140)	($11,293,535)	1,349,256	$14,855,088
Series III shares
Sold	44,386	$540,905	46,313	$502,545
Distributions reinvested	229	2,930	64	599
Repurchased	(94,329)	(1,156,054)	(3,641)	(39,241)
Net increase (decrease)	(49,714)	($612,219)	42,736	$463,903
Series NAV shares
Sold	613,636	$7,658,939	606,610	$6,321,496
Distributions reinvested	6,878	88,528	—	—
Repurchased	(584,505)	(7,213,745)	(73,992)	(804,016)
Net increase (decrease)	36,009	$533,722	532,618	$5,517,480
Net increase (decrease)	(1,475,384)	($16,082,988)	3,485,176	$38,275,635

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

Quantitative All Cap	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	351,596	$5,890,196	280,686	$4,688,695
Distributions reinvested	1,646,134	27,776,111	1,593,379	26,287,576
Repurchased	(2,812,530)	(47,497,259)	(3,394,851)	(56,519,597)
Net increase (decrease)	(814,800)	($13,830,952)	(1,520,786)	($25,543,326)
Series II shares
Sold	70,289	$1,202,503	144,857	$2,413,963
Distributions reinvested	33,945	571,710	29,471	486,035
Repurchased	(90,789)	(1,502,279)	(92,965)	(1,539,827)
Net increase (decrease)	13,445	$271,934	81,363	$1,360,171
Series III shares
Sold	2,280	$39,201	19,243	$321,628
Distributions reinvested	3,482	57,285	5,850	96,668
Repurchased	(79,532)	(1,304,687)	(8,586)	(146,051)
Net increase (decrease)	(73,770)	($1,208,201)	16,507	$272,245
Series NAV shares
Sold	16,677	$291,968	3,245	$55,196
Distributions reinvested	997	17,250	169	2,818
Repurchased	(450)	(7,543)	(810)	(13,522)
Net increase (decrease)	17,224	$301,675	2,604	$44,492
Net increase (decrease)	(857,901)	($14,465,544)	(1,420,312)	($23,866,418)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Quantitative Mid Cap	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	256,466	$3,303,865	1,116,367	$15,101,651
Distributions reinvested	507,636	5,543,389	—	—
Repurchased	(790,577)	(8,886,581)	(10,062,936)	(136,095,779)
Net increase (decrease)	(26,475)	($39,327)	(8,946,569)	($120,994,128)
Series II shares
Sold	260,594	$3,357,010	551,462	$7,502,584
Distributions reinvested	476,514	5,141,590	—	—
Repurchased	(821,157)	(8,894,296)	(409,448)	(5,498,128)
Net increase (decrease)	(84,049)	($395,696)	142,014	$2,004,456
Series NAV shares
Sold	258,383	$2,912,657	820,956	$11,342,166
Distributions reinvested	348,183	3,805,635	—	—
Repurchased	(153,127)	(1,661,944)	(7,012)	(100,785)
Net increase (decrease)	453,439	$5,056,348	813,944	$11,241,381
Net increase (decrease)	342,915	$4,621,325	(7,990,611)	($107,748,291)

a	Series NAV shares began operations on 4-29-05.

Quantitative Value	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	45,491	$640,492	1,232,680	$17,918,869
Distributions reinvested	3,412	44,937	579,474	8,054,750
Repurchased	(47,241)	(733,645)	(14,226,706)	(202,913,411)
Net increase (decrease)	1,662	($48,216)	(12,414,552)	($176,939,792)
Series II shares
Sold	252,997	$3,690,540	529,704	$7,720,777
Distributions reinvested	54,738	723,631	3,982	55,550
Repurchased	(164,890)	(2,403,798)	(3,255,216)	(48,751,899)
Net increase (decrease)	142,845	$2,010,373	(2,721,530)	($40,975,572)
Series III shares
Sold	—	—	991	$14,444
Repurchased	—	—	(7,679)	(114,827)
Net increase (decrease)	—	—	(6,688)	($100,383)
Series NAV shares
Sold	18,263,839	$260,814,417	23,289,585	$330,025,742
Distributions reinvested	3,022,278	39,803,405	342,811	4,761,626
Repurchased	(224,803)	(3,124,262)	(11,047,546)	(156,595,096)
Net increase (decrease)	21,061,314	$297,493,560	12,584,850	$178,192,272
Net increase (decrease)	21,205,821	$299,455,717	(2,557,920)	($39,823,475)

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

Real Estate Equity	Year ended 12-31-06[a]
	Shares	Amount
Series NAV shares
Sold	22,520,330	$283,244,994
Repurchased	(1,946,860)	(28,179,305)
Net increase (decrease)	20,573,470	$255,065,689

a	Period from 4-28-06 (commencement of operations) to 12-31-06.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Real Estate Securities	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	889,549	$22,089,895	2,320,917	$56,836,112
Capital contributions[c]	—	15,817	—	—
Distributions reinvested	2,522,678	54,817,798	2,913,111	61,495,756
Repurchased	(2,755,735)	(68,085,575)	(17,407,393)	(426,894,739)
Net increase (decrease)	656,492	$8,837,935	(12,173,365)	($308,562,871)
Series II shares
Sold	1,060,941	$26,155,961	2,464,170	$61,079,042
Capital contributions[c]	—	8,521	—	—
Distributions reinvested	1,243,038	26,998,777	975,201	20,586,521
Repurchased	(1,440,746)	(35,655,123)	(12,179,581)	(307,759,735)
Net increase (decrease)	863,233	$17,508,136	(8,740,210)	($226,094,172)
Series III shares
Sold	23,987	$615,876	64,311	$1,548,686
Distributions reinvested	16,955	365,714	9,040	189,837
Repurchased	(113,166)	(2,597,366)	(71,072)	(1,749,001)
Net increase (decrease)	(72,224)	($1,615,776)	2,279	($10,478)
Series NAV shares
Sold	2,729,418	$68,528,348	27,901,730	$693,140,009
Issued in reorganization (Note 1)	—	—	15,001,084	327,189,577
Capital contributions[c]	—	22,003	—	—
Distributions reinvested	8,344,674	180,829,090	3,300,761	69,546,977
Repurchased	(28,603,970)	(637,688,204)	(12,842,948)	(303,154,772)
Net increase (decrease)	(17,529,878)	($388,308,763)	33,360,627	$786,721,791
Net increase (decrease)	(16,082,377)	($363,578,468)	12,449,331	$252,054,270

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

c	Refer to payment made by affiliate footnote 1.

Science and Technology	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	548,312	$6,412,017	510,562	$5,845,872
Repurchased	(6,869,175)	(80,976,665)	(8,738,430)	(98,126,863)
Net increase (decrease)	(6,320,863)	($74,564,648)	(8,227,868)	($92,280,991)
Series II shares
Sold	944,023	$11,135,803	554,955	$6,316,560
Repurchased	(1,344,195)	(15,597,932)	(1,399,585)	(15,660,067)
Net increase (decrease)	(400,172)	($4,462,129)	(844,630)	($9,343,507)
Series III shares
Sold	7,311	$85,191	136,302	$1,491,992
Repurchased	(142,549)	(1,525,528)	(45,855)	(512,903)
Net increase (decrease)	(135,238)	($1,440,337)	90,447	$979,089
Series NAV shares
Sold	91,533	$1,059,726	16,673	$192,459
Repurchased	(17,566)	(205,850)	(1,284)	(14,760)
Net increase (decrease)	73,967	$853,876	15,389	$177,699
Net increase (decrease)	(6,782,306)	($79,613,238)	(8,966,662)	($100,467,710)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Cap	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	80,383	$1,144,915	193,076	$2,607,070
Distributions reinvested	5,966	83,710	—	—
Repurchased	(64,720)	(824,637)	(130,230)	(1,777,945)
Net increase (decrease)	21,629	$403,988	62,846	$829,125
Series II shares
Sold	104,481	$1,512,428	63,062	$877,706
Distributions reinvested	7,895	110,690	—	—
Repurchased	(62,362)	(865,513)	(15,993)	(222,397)
Net increase (decrease)	50,014	$757,605	47,069	$655,309
Series NAV shares
Sold	5,536,886	$75,355,957	30,192,368	$387,867,748
Distributions reinvested	983,019	13,801,589	—	—
Repurchased	(420,457)	(5,920,336)	(20,004,449)	(264,967,307)
Net increase (decrease)	6,099,448	$83,237,210	10,187,919	$122,900,441
Net increase (decrease)	6,171,091	$84,398,803	10,297,834	$124,384,875

a	Period from 4-29-05 (commencement of operations) to 12-31-05.

Small Cap Growth	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,821,235	$29,049,777	97,954	$967,855
Capital contributions[b]	—	3,443	—	—
Distributions reinvested	—	—	438	4,096
Repurchased	(867,401)	(9,072,037)	(14,507)	(135,546)
Net increase (decrease)	1,953,834	$19,981,183	83,885	$836,405
Series II shares
Sold	2,701,497	$29,377,580	2,022,623	$19,406,212
Capital contributions[b]	—	4,647	—	—
Distributions reinvested	—	—	15,426	144,228
Repurchased	(1,856,466)	(20,081,342)	(168,464)	(1,619,783)
Net increase (decrease)	845,031	$9,300,885	1,869,585	$17,930,657
Series NAV shares
Sold	1,007,847	$10,991,137	2,405,944	$23,220,154
Issued in reorganization (Note 1)	—	—	—	—
Capital contributions[b]	—	35,103	—	—
Distributions reinvested	—	—	539,297	5,053,095
Repurchased	(5,023,409)	(53,871,394)	(3,762,244)	(33,262,804)
Net increase (decrease)	(4,015,562)	($42,845,154)	(817,003)	($4,989,555)
Net increase (decrease)	(1,216,697)	($13,563,086)	1,136,467	$13,777,507

a	Series I and Series II shares began operations on 4-29-05.

b	Refer to payment made by affiliate footnote 1.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Cap Opportunities	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	206,184	$4,910,922	2,336,031	$48,033,068
Issued in reorganization (Note 1)	—	—	5,100,183	99,087,835
Distributions reinvested	166,549	3,992,183	7,174	143,911
Repurchased	(1,324,918)	(31,333,639)	(6,396,163)	(137,392,802)
Net increase (decrease)	(952,185)	($22,430,534)	1,047,225	$9,872,012
Series II shares
Sold	227,824	$5,356,813	1,081,253	$22,739,637
Issued in reorganization (Note 1)	—	—	3,248,949	62,899,088
Distributions reinvested	107,866	2,574,766	32,894	657,536
Repurchased	(850,715)	(20,036,317)	(6,603,616)	(140,558,289)
Net increase (decrease)	(515,025)	($12,104,738)	(2,240,520)	($54,262,028)
Series III shares
Sold	—	—	2,285	$47,730
Repurchased	—	—	(15,096)	(323,016)
Net increase (decrease)	—	—	(12,811)	($275,286)
Series NAV shares
Sold	3,380,572	$78,098,908	15,836,610	$339,517,100
Distributions reinvested	303,069	7,225,171	261,259	5,214,655
Repurchased	(557,962)	(13,677,603)	(8,024,524)	(170,213,795)
Net increase (decrease)	3,125,679	$71,646,476	8,073,345	$174,517,960
Net increase (decrease)	1,658,469	$37,111,204	6,867,239	$129,852,658

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

Small Cap Value	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	4,192,309	$77,287,055	26,484	$550,583
Capital contributions[b]	—	4,689	—	—
Distributions reinvested	13,406	244,120	171	3,543
Repurchased	(631,518)	(11,857,547)	(2,243)	(46,967)
Net increase (decrease)	3,574,197	$65,678,317	24,412	$507,159
Series II shares
Sold	2,118,625	$41,367,240	1,718,995	$36,064,681
Capital contributions[b]	—	4,353	—	—
Distributions reinvested	391,024	7,104,907	15,843	327,001
Repurchased	(775,774)	(14,576,698)	(102,603)	(2,125,697)
Net increase (decrease)	1,733,875	$33,899,802	1,632,235	$34,265,985
Series NAV shares
Sold	1,423,068	$28,318,890	1,506,735	$30,261,602
Capital contributions[b]	—	17,526	—	—
Distributions reinvested	2,556,865	46,509,370	160,364	3,158,490
Repurchased	(3,139,700)	(62,238,607)	(1,707,105)	(34,100,780)
Net increase (decrease)	840,233	$12,607,179	(40,006)	($680,688)
Net increase (decrease)	6,148,305	$112,185,298	1,616,641	$34,092,456

a	Series I and Series II shares began operations on 4-29-05.

b	Refer to payment made by affiliate footnote 1.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Small Company	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	322,469	$4,539,295	446,032	$6,695,688
Distributions reinvested	8,525	127,956	3,157	46,408
Repurchased	(123,980)	(1,749,873)	(2,006,350)	(31,038,940)
Net increase (decrease)	207,014	$2,917,378	(1,557,161)	($24,296,844)
Series II shares
Sold	82,832	$1,157,016	2,059,350	$31,146,653
Distributions reinvested	192,093	2,869,869	46,956	688,828
Repurchased	(1,383,026)	(20,428,932)	(2,535,259)	(39,235,422)
Net increase (decrease)	(1,108,101)	($16,402,047)	(428,953)	($7,399,941)
Series III shares
Sold	—	—	802	$11,915
Repurchased	—	—	(4,957)	(76,726)
Net increase (decrease)	—	—	(4,155)	($64,811)
Series NAV shares
Sold	1,000,493	$13,973,482	5,846,734	$89,891,606
Distributions reinvested	373,520	5,610,276	95,426	1,402,733
Repurchased	(280,019)	(4,126,618)	(3,402,175)	(51,679,178)
Net increase (decrease)	1,093,994	$15,457,140	2,539,985	$39,615,161
Net increase (decrease)	192,907	$1,972,471	549,716	$7,853,565

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

Small Company Growth	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	2,693,924	$37,940,313	4,367,761	$54,989,569
Distributions reinvested	5,755	83,282	—	—
Repurchased	(39,558)	(573,619)	(2,119)	(27,511)
Net increase (decrease)	2,660,121	$37,449,976	4,365,642	$54,962,058

a	Period from 10-24-05 (commencement of operations) to 12-31-05.

Small Company Value	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	508,468	$11,415,481	679,408	$14,134,424
Distributions reinvested	2,172,752	46,062,351	415,064	8,247,324
Repurchased	(3,253,568)	(69,575,201)	(12,603,038)	(264,925,498)
Net increase (decrease)	(572,348)	($12,097,369)	(11,508,566)	($242,543,750)
Series II shares
Sold	642,255	$14,077,364	824,543	$16,901,331
Distributions reinvested	1,490,806	31,456,002	172,146	3,411,918
Repurchased	(2,197,776)	(46,986,617)	(5,182,416)	(108,973,600)
Net increase (decrease)	(64,715)	($1,453,251)	(4,185,727)	($88,660,351)
Series III shares
Sold	—	—	1,950	$39,871
Repurchased	—	—	(10,737)	(225,740)
Net increase (decrease)	—	—	(8,787)	($185,869)
Series NAV shares
Sold	3,108,928	$64,793,427	11,986,570	$251,977,010
Distributions reinvested	1,200,696	25,406,724	155,738	3,088,257
Repurchased	(266,986)	(5,903,549)	(5,472,467)	(114,855,544)
Net increase (decrease)	4,042,638	$84,296,602	6,669,841	$140,209,723
Net increase (decrease)	3,405,575	$70,745,982	(9,033,239)	($191,180,247)

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Special Value	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	95,560	$609,103	142,282	$2,612,605
Distributions reinvested	5,389	100,825	657	11,913
Repurchased	(142,536)	(1,543,640)	(975,387)	(18,075,015)
Net increase (decrease)	(41,587)	($833,712)	(832,448)	($15,450,497)
Series II shares
Sold	88,541	$1,721,720	1,173,184	$21,469,319
Distributions reinvested	44,452	826,363	5,637	101,745
Repurchased	(193,769)	(3,651,194)	(1,658,520)	(31,506,774)
Net increase (decrease)	(60,776)	($1,103,111)	(479,699)	($9,935,710)
Series III shares
Sold	4,387	$89,004	29,484	$570,261
Distributions reinvested	3,277	61,053	68	1,231
Repurchased	(40,528)	(754,771)	(18,005)	(338,171)
Net increase (decrease)	(32,864)	($604,714)	11,547	$233,321
Series NAV shares
Sold	2,183,989	$41,660,465	4,368,221	$82,094,486
Distributions reinvested	435,124	8,141,177	5,427	98,391
Repurchased	(55,131)	(1,030,289)	(862,585)	(16,115,112)
Net increase (decrease)	2,563,982	$48,771,353	3,511,063	$66,077,765
Net increase (decrease)	2,428,755	$46,229,816	2,210,463	$40,924,879

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

Spectrum Income	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	20,127,218	$262,156,808	43,352,862	$542,344,528
Distributions reinvested	302,450	3,856,241	—	—
Repurchased	(162,845)	(2,113,536)	—	—
Net increase (decrease)	20,266,823	$263,899,513	43,352,862	$542,344,528

a	Period from 10-24-05 (commencement of operations) to 12-31-05.

Strategic Opportunities	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	128,673	$1,647,547	79,807	$900,412
Distributions reinvested	3,827	48,869	188,555	1,974,374
Repurchased	(7,150,147)	(90,389,286)	(9,155,780)	(100,064,896)
Net increase (decrease)	(7,017,647)	($88,692,870)	(8,887,418)	($97,190,110)
Series II shares
Sold	160,618	$2,038,123	111,889	$1,241,644
Distributions reinvested	—	—	6,617	69,212
Repurchased	(482,190)	(6,139,733)	(481,917)	(5,287,242)
Net increase (decrease)	(321,572)	($4,101,610)	(363,411)	($3,976,386)
Series NAV shares
Sold	59,454	$750,224	15,600	$179,011
Distributions reinvested	5	64	—	—
Repurchased	(16,352)	(211,190)	(1,437)	(16,203)
Net increase (decrease)	43,107	$539,098	14,163	$162,808
Net increase (decrease)	(7,296,112)	($92,255,382)	(9,236,666)	($101,003,688)

a	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

U.S. Core	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	21,397	$471,404	349,513	$7,883,049
Distributions reinvested	6,543,327	131,913,477	2,014,435	44,055,613
Repurchased	(11,952,273)	(252,254,653)	(13,070,390)	(292,691,838)
Net increase (decrease)	(5,387,549)	($119,869,772)	(10,706,442)	($240,753,176)
Series II shares
Sold	106,420	$2,177,445	194,983	$4,336,883
Distributions reinvested	621,196	12,473,608	173,536	3,783,112
Repurchased	(1,200,974)	(25,315,901)	(940,890)	(21,056,754)
Net increase (decrease)	(473,358)	($10,664,848)	(572,371)	($12,936,759)
Series III shares
Sold	1,239	$27,214	10,286	$227,810
Distributions reinvested	3,908	78,323	872	18,978
Repurchased	(34,036)	(657,203)	(8,009)	(179,534)
Net increase (decrease)	(28,889)	($551,666)	3,149	$67,254
Series NAV shares
Sold	52,961	$1,150,809	39,882	$895,227
Distributions reinvested	8,395	169,322	—	—
Repurchased	(31,865)	(660,466)	(2,866)	(64,217)
Net increase (decrease)	29,491	$659,665	37,016	$831,010
Net increase (decrease)	(5,860,305)	($130,426,621)	(11,238,648)	($252,791,671)

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

U.S. Global Leaders Growth	Year ended 12-31-06[a]		Year ended 12-31-05[b,c]
	Shares	Amount	Shares	Amount
Series I shares
Sold	172,434	$2,058,454	4,389,690	$55,188,040
Issued in reorganization (Note 1)	—	—	3,778,035	45,926,099
Distributions reinvested	29,487	379,203	61,395	807,343
Repurchased	(812,784)	(10,211,873)	(5,120,777)	(65,777,369)
Net increase (decrease)	(610,863)	($7,774,216)	3,108,343	$36,144,113
Series II shares
Sold	112,111	$1,426,421	3,058,241	$39,331,968
Issued in reorganization (Note 1)	—	—	2,869,038	34,786,446
Distributions reinvested	25,004	321,551	47,363	622,818
Repurchased	(684,693)	(8,757,127)	(3,676,145)	(47,310,994)
Net increase (decrease)	(547,578)	($7,009,155)	2,298,497	$27,430,238
Series III shares
Sold	567	$7,581	9,403	$120,830
Issued in reorganization (Note 1)	—	—	1,839	22,366
Distributions reinvested	40	507	62	808
Repurchased	(4,372)	(53,600)	(7,539)	(97,034)
Net increase (decrease)	(3,765)	($45,512)	3,765	$46,970
Series NAV shares
Sold	17,897,695	$228,556,322	51,736,628	$654,638,332
Distributions reinvested	305,111	3,926,778	498,234	6,551,784
Repurchased	(342,897)	(4,340,146)	(25,687,617)	(324,392,429)
Net increase (decrease)	17,859,909	$228,142,954	26,547,245	$336,797,687
Net increase (decrease)	16,697,703	$213,314,071	31,957,850	$400,419,008

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 2-28-05.

c	Series III shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

U.S. Large Cap	Year ended 12-31-06		Year ended 12-31-05[a,b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	415,873	$6,032,424	275,764	$3,787,171
Distributions reinvested	174,619	2,650,717	163,627	2,223,828
Repurchased	(6,159,050)	(94,316,493)	(13,222,752)	(184,580,405)
Net increase (decrease)	(5,568,558)	($85,633,352)	(12,783,361)	($178,569,406)
Series II shares
Sold	395,336	$6,056,320	1,096,895	$14,937,079
Distributions reinvested	32,001	484,491	11,680	158,312
Repurchased	(2,146,174)	(32,864,527)	(9,589,327)	(133,194,965)
Net increase (decrease)	(1,718,837)	($26,323,716)	(8,480,752)	($118,099,574)
Series III shares
Sold	—	—	2,392	$32,598
Repurchased	—	—	(20,333)	(282,834)
Net increase (decrease)	—	—	(17,941)	($250,236)
Series NAV shares
Sold	25,500,987	$395,732,555	16,066,663	$223,664,345
Distributions reinvested	2,044	30,940	89,320	1,212,125
Repurchased	(860,874)	(13,758,029)	(15,988,223)	(210,442,617)
Net increase (decrease)	24,642,157	$382,005,466	167,760	$14,433,853
Net increase (decrease)	17,354,762	$270,048,398	(21,114,294)	($282,485,363)

a	Series NAV shares began operations on 2-28-05.

b	Series III shares were terminated on 2-28-05.

U.S. Multi Sector	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	35,693,652	$474,497,392	65,504,389	$821,914,530
Distributions reinvested	247,113	3,274,245	—	—
Repurchased	(904,097)	(11,912,615)	(10,558)	(138,310)
Net increase (decrease)	35,036,668	$465,859,022	65,493,831	$821,776,220

a	Period from 10-24-05 (commencement of operations) to 12-31-05.

Utilities	Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,814,353	$36,450,211	2,910,597	$36,106,062
Distributions reinvested	1,139,231	13,169,511	381,676	4,423,663
Repurchased	(1,559,068)	(20,329,760)	(1,553,907)	(19,506,605)
Net increase (decrease)	2,394,516	$29,289,962	1,738,366	$21,023,120
Series II shares
Sold	1,052,612	$13,614,081	2,077,304	$25,577,673
Distributions reinvested	692,639	7,965,348	225,464	2,601,875
Repurchased	(1,304,044)	(16,773,985)	(1,344,573)	(16,703,885)
Net increase (decrease)	441,207	$4,805,444	958,195	$11,475,663
Series III shares
Sold	6,530	$85,608	71,863	$916,160
Distributions reinvested	7,263	83,379	638	7,348
Repurchased	(51,273)	(602,927)	(43,514)	(539,486)
Net increase (decrease)	(37,480)	($433,940)	28,987	$384,022
Series NAV shares
Sold	324,823	$4,148,261	434,754	$5,486,154
Distributions reinvested	43,416	501,890	—	—
Repurchased	(143,819)	(1,948,434)	(197,023)	(2,494,784)
Net increase (decrease)	224,420	$2,701,717	237,731	$2,991,370
Net increase (decrease)	3,022,663	$36,363,183	2,963,279	$35,874,175

a	Series III shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Value	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series I shares
Sold	1,240,848	$25,960,331	565,906	$11,439,349
Distributions reinvested	1,939,615	38,520,745	81,828	1,607,874
Repurchased	(2,431,074)	(50,921,413)	(4,297,989)	(85,409,033)
Net increase (decrease)	749,389	$13,559,663	(3,650,255)	($72,361,810)
Series II shares
Sold	1,116,342	$23,185,325	437,874	$8,946,198
Distributions reinvested	342,006	6,771,726	9,140	179,233
Repurchased	(959,883)	(19,626,074)	(827,913)	(16,560,937)
Net increase (decrease)	498,465	$10,330,977	(380,899)	($7,435,506)
Series NAV shares
Sold	188,267	$4,125,382	65,208	$1,379,620
Distributions reinvested	16,726	332,179	—	—
Repurchased	(84,052)	(1,816,943)	(560)	(12,034)
Net increase (decrease)	120,941	$2,640,618	64,648	$1,367,586
Net increase (decrease)	1,368,795	$26,531,258	(3,966,506)	($78,429,730)

a	Series NAV shares began operations on 4-29-05.

Value & Restructuring	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	11,274,583	$160,567,115	11,584,218	$145,171,267
Distributions reinvested	72,704	1,025,120	—	—
Repurchased	(549,231)	(7,758,326)	(102,306)	(1,338,340)
Net increase (decrease)	10,798,056	$153,833,909	11,481,912	$143,832,927

a	Period from 10-24-05 (commencement of operations) to 12-31-05.

Vista	Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount
Series NAV shares
Sold	3,261,181	$43,943,777	5,255,340	$65,965,255
Repurchased	(119,491)	(1,760,377)	(4,297)	(56,887)
Net increase (decrease)	3,141,690	$42,183,400	5,251,043	$65,908,368

a	Period from 10-24-05 (commencement of operations) to 12-31-05.

John Hancock Trust
Notes to Financial Statements

8.  INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios (with the exception of Money Market and Money Market B) for the year ended December 31, 2006:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
All Cap Core	—	$1,213,930,421	$1,000,000	$939,968,614
All Cap Growth	—	448,364,205	—	477,486,977
All Cap Value	—	236,389,149	—	172,827,684
American Blue Chip Income and Growth	—	34,437,938	—	30,495,315
American Bond	—	393,551,564	—	3,359,154
American Growth	—	320,096,905	—	44,324,425
American Growth-Income	—	283,237,848	—	24,729,535
American International	—	290,304,943	—	52,452,929
Blue Chip Growth	—	999,898,028	—	941,383,346
Capital Appreciation	—	1,444,442,295	—	828,313,739
Classic Value	—	61,648,151	—	25,009,626
Core Equity	—	206,330,151	—	165,958,394
Dynamic Growth	—	73,448,968	—	116,542,053
Emerging Growth	—	59,120,715	—	54,225,685
Emerging Small Company	—	502,076,815	—	573,586,547
Equity-Income	—	351,144,240	—	631,503,333
Financial Services	—	30,995,281	—	18,134,045
Fundamental Value	—	292,598,146	—	178,138,983
Global	—	100,721,591	—	138,655,747
Global Allocation	$121,971,985	156,001,819	106,358,200	91,673,182
Global Real Estate	—	760,581,105	—	410,637,939
Growth & Income	—	1,591,885,552	—	1,894,535,096
Health Sciences	—	128,486,825	—	145,657,104
Income and Value	146,625,262	223,406,882	186,279,491	265,417,464
International Core	7,407,907	625,799,812	11,550,000	395,436,622
International Opportunities	—	774,824,703	—	519,625,800
International Small Cap	—	216,686,306	—	294,706,167
International Small Company	—	317,923,463	—	102,043,658
International Value	—	522,956,262	—	577,240,584
Large Cap	—	105,354,998	250,000	48,882,147
Large Cap Value	—	448,181,388	—	204,123,115
Managed	302,343,419	980,433,327	380,905,615	1,227,560,278
Mid Cap Stock	—	1,197,215,238	—	1,251,774,504
Mid Cap Value	—	114,316,090	—	288,216,307
Mid Cap Value Equity	—	128,675,386	—	22,394,576
Mid Value	—	99,509,701	—	110,417,620
Natural Resources	—	432,772,453	—	255,967,253
Overseas Equity	—	330,400,724	—	121,187,759
Pacific Rim	—	85,304,840	—	97,064,203
Quantitative All Cap	—	426,842,304	—	465,862,787
Quantitative Mid Cap	—	80,456,782	—	89,441,916
Quantitative Value	—	758,299,039	—	499,839,809
Real Estate Equity	—	444,198,683	—	185,825,573
Real Estate Securities	—	662,758,872	—	1,255,893,213
Science and Technology	—	798,642,183	—	881,970,362
Small Cap	—	181,323,599	—	120,496,225
Small Cap Growth	—	463,694,793	—	475,939,704
Small Cap Opportunities	—	179,942,753	—	148,372,051
Small Cap Value	—	227,437,589	—	168,078,471
Small Company	—	94,954,314	—	101,661,148
Small Company Growth	—	74,657,110	—	38,687,299
Small Company Value	—	104,599,213	—	128,444,091
Special Value	—	77,223,584	—	44,272,694
Spectrum Income	643,580,273	132,264,204	332,489,002	148,711,860
Strategic Opportunities	—	798,295,254	—	889,321,141
U.S. Core	—	757,995,350	900,000	1,017,497,333
U.S. Global Leaders	—	312,083,220	—	102,573,855
U.S. Large Cap	—	493,246,732	—	225,902,543
U.S. Multi Sector	—	1,101,477,189	2,400,000	636,632,283
Utilities	—	164,792,829	—	154,636,106
Value	—	200,093,391	—	221,742,957
Value & Restructuring	—	189,890,340	—	33,507,881
Vista	—	237,399,773	—	198,409,053

John Hancock Trust
Notes to Financial Statements

INVESTMENT TRANSACTIONS, CONTINUED

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was as follows:

PORTFOLIO	AGGREGATE COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
All Cap Core	$606,514,926	$46,509,975	($6,760,877)	$39,749,098
All Cap Growth	365,065,987	46,825,865	(3,576,676)	43,249,189
All Cap Value	370,575,572	41,929,601	(1,838,659)	40,090,942
American Blue Chip Income and Growth	176,503,792	38,174,095	—	38,174,095
American Bond	537,402,683	14,305,429	—	14,305,429
American Growth	1,257,144,488	327,183,697	—	327,183,697
American Growth-Income	1,066,727,235	190,128,761	—	190,128,761
American International	789,208,946	232,217,333	—	232,217,333
Blue Chip Growth	2,334,050,982	490,092,063	(36,773,556)	453,318,507
Capital Appreciation	976,977,855	99,630,507	(19,398,603)	80,231,904
Classic Value	82,108,385	7,675,497	(152,671)	7,522,826
Core Equity	481,141,934	72,670,700	(13,484,220)	59,186,480
Dynamic Growth	149,371,826	40,748,111	(1,136,021)	39,612,090
Emerging Growth	31,474,716	2,589,198	(2,895,197)	(305,999)
Emerging Small Company	321,352,488	21,516,449	(14,085,430)	7,431,019
Equity-Income	2,125,761,623	509,222,753	(32,484,411)	476,738,342
Financial Services	156,598,429	67,414,078	(191,080)	67,222,998
Fundamental Value	944,912,083	305,407,991	(9,727,178)	295,680,813
Global	347,069,337	94,960,802	(7,030,681)	87,930,121
Global Allocation	286,687,625	29,321,628	(2,811,430)	26,510,198
Global Real Estate	431,975,725	50,940,640	(1,200,153)	49,740,487
Growth & Income	1,929,978,726	303,849,756	(23,895,569)	279,954,187
Health Sciences	224,338,650	36,553,540	(13,407,682)	23,145,858
Income and Value	551,177,976	77,608,403	(8,398,641)	69,209,762
International Core	1,274,777,637	264,713,858	(8,593,902)	256,119,956
International Opportunities	676,731,991	105,473,434	(3,424,909)	102,048,525
International Small Cap	571,837,247	153,883,133	(34,340,660)	119,542,473
International Small Company	249,446,869	33,099,611	(11,276,294)	21,823,317
International Value	1,428,652,151	325,162,547	(1,494,014)	323,668,533
Large Cap	201,800,795	23,658,686	(2,093,061)	21,565,625
Large Cap Value	514,698,620	62,287,872	(3,929,830)	58,358,042
Managed	1,742,333,044	94,204,159	(29,258,382)	64,945,777
Mid Cap Stock	1,060,708,112	154,794,669	(9,214,933)	145,579,736
Mid Cap Value	478,738,934	96,739,166	(5,988,289)	90,750,877
Mid Cap Value Equity	124,915,362	8,204,751	(3,291,231)	4,913,520
Mid Value	206,348,786	27,400,787	(1,991,611)	25,409,176
Natural Resources	836,936,944	318,527,442	(4,351,783)	314,175,659
Overseas Equity	573,257,144	90,551,658	(6,239,062)	84,312,596
Pacific Rim	185,093,530	37,343,303	(3,183,958)	34,159,345
Quantitative All Cap	335,247,185	38,687,866	(5,088,622)	33,599,244
Quantitative Mid Cap	35,384,109	3,698,715	(534,368)	3,164,347
Quantitative Value	526,038,606	35,397,527	(7,165,948)	28,231,579
Real Estate Equity	300,124,360	41,896,737	(99,531)	41,797,206
Real Estate Securities	766,289,187	212,867,599	(80,445)	212,787,154
Science & Technology	440,876,021	22,304,175	(6,322,969)	15,981,206
Small Cap	269,943,475	29,229,485	(7,925,382)	21,304,103
Small Cap Growth	337,601,265	39,782,251	(6,575,931)	33,206,320
Small Cap Opportunities	499,191,344	80,555,730	(7,568,563)	72,987,167
Small Cap Value	475,435,716	61,664,325	(10,377,744)	51,286,581
Small Company	59,035,767	6,912,569	(1,413,500)	5,499,069
Small Company Growth	120,838,856	13,825,843	(2,351,978)	11,473,865
Small Company Value	670,514,337	234,355,943	(21,946,820)	212,409,123
Special Value	130,316,224	12,163,679	(1,742,063)	10,421,616
Spectrum Income	929,608,544	32,137,506	(4,041,533)	28,095,973
Strategic Opportunities	427,703,427	7,282,437	(3,406,985)	3,875,452
U.S. Core	991,195,680	93,985,642	(23,776,056)	70,209,586
U.S. Global Leaders Growth	629,814,296	41,623,933	(20,099,133)	21,524,800
U.S. Large Cap	902,024,467	122,027,082	(18,109,019)	103,918,063
U.S. Multi Sector	1,400,875,719	103,356,502	(18,629,588)	84,726,914
Utilities	188,605,966	34,680,180	(359,384)	34,320,796
Value	294,662,985	62,885,519	(4,077,933)	58,807,586
Value & Restructuring	358,321,219	45,100,718	(9,673,401)	35,427,317
Vista	129,085,577	14,516,274	(792,702)	13,723,572

John Hancock Trust
Notes to Financial Statements

9.  FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2006, were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG TERM CAPITAL GAINS	UNREALIZED APPRECIATION (DEPRECIATION)	CAPITAL LOSS CARRYFORWARD
All Cap Core	$5,249,878	—	$39,749,098	($233,330,943)
All Cap Growth	80,919	—	43,249,488	(136,412,726)
All Cap Value	7,937,395	$12,903,104	40,090,942	—
American Blue Chip Income and Growth	11,913,105	6,848,341	38,174,095	—
American Bond	11,304,175	563	14,305,429	—
American Growth	13,213,111	15,892,436	327,183,697	—
American Growth-Income	37,367,934	6,825,736	190,128,761	—
American International	18,520,071	18,397,316	232,217,333	—
Blue Chip Growth	14,293,203	—	452,375,983	(361,053,465)
Capital Appreciation	804,056	4,410,682	80,231,904	(453,149,462)
Classic Value	459,014	1,366,657	7,522,826	—
Core Equity	461,695	23,882,294	59,186,463	—
Dynamic Growth	—	—	39,612,090	(133,836,809)
Emerging Growth	2,996,727	2,527,741	(305,999)	—
Emerging Small Company	—	50,129,287	7,431,019	—
Equity-Income	45,899,373	120,303,800	476,738,342	(9,576,463)
Financial Services	855,447	1,059,904	67,222,998	(8,290,559)
Fundamental Value	11,547,087	33,549,833	295,681,158	—
Global	6,000,406	—	87,934,191	(16,575,128)
Global Allocation	6,494,280	11,025,572	24,427,542	—
Global Real Estate	29,643,778	1,008,046	49,679,806	—
Growth & Income	21,053,848	104,937,059	279,954,187	(542,176,439)
Health Sciences	8,572,022	16,029,005	23,301,392	—
Income & Value	11,601,774	—	68,948,105	(5,270,803)
International Core	66,919,969	27,100,947	257,984,211	—
International Opportunities	36,408,047	26,869,384	102,048,883	—
International Small Cap	17,483,473	101,327,278	119,243,208	—
International Small Company	1,188,540	—	21,803,529	(5,643,596)
International Value	56,603,461	152,221,195	323,766,480	—
Large Cap	5,541,388	4,885,314	21,565,625	—
Large Cap Value	2,608,793	17,205,576	58,358,042	—
Managed	45,004,421	—	62,904,276	(20,652,466)
Mid Cap Stock	69,076,782	57,795,940	145,579,670	—
Mid Cap Value	6,040,146	68,915,973	90,750,877	—
Mid Cap Value Equity	627,381	—	4,913,510	(104,633)
Mid Value	6,205,628	17,229,784	25,409,176	—
Money Market	—	—	—	—
Money Market B	34,492	—	—	(33,123)
Natural Resources	22,033,063	83,462,067	314,173,775	—
Overseas Equity	8,642,935	18,455,776	84,317,907	(23,932,087)
Pacific Rim	1,589,262	16,175,698	34,123,337	—
Quantitative All Cap	5,137,983	5,736,636	33,599,120	—
Quantitative Mid Cap	—	2,583,565	3,164,345	—
Quantitative Value	33,768,760	6,479,341	28,231,443	—
Real Estate Equity	12,914,247	2,689,522	41,797,206	—
Real Estate Securities	75,542,098	195,222,961	212,787,154	—
Science & Technology	—	—	15,968,923	(987,160,704)
Small Cap	—	3,064,873	21,304,103	—
Small Cap Growth	7,040,347	37,261,863	33,206,320	(84,578,675)
Small Cap Opportunities	5,136,942	9,147,927	72,986,959	—
Small Cap Value	16,370,077	29,014,627	51,286,581	—
Small Company	294,598	1,908,286	5,499,069	—
Small Company Growth	1,851,089	412,701	11,473,864	—
Small Company Value	7,568,213	44,554,844	212,409,123	—
Special Value	1,334,251	1,629,170	10,421,616	—
Spectrum Income	32,703,936	1,347,572	26,561,420	—
Strategic Opportunities	1,934,653	—	3,875,443	(456,530,247)
U.S. Core	12,595,484	17,555,245	70,209,586	—
U.S. Global Leaders Growth	3,082,405	—	21,524,800	(2,917,382)
U.S. Large Cap	5,294,339	—	103,918,063	(152,015,254)
U.S. Multi Sector	30,029,135	5,248,013	84,726,914	—
Utilities	12,152,742	11,685,810	34,317,948	—
Value	16,206,127	24,843,010	58,807,586	—
Value & Restructuring	4,035,359	266,920	35,411,593	—
Vista	—	—	13,723,572	(1,634,835)

John Hancock Trust
Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

The tax character of distributions paid during 2006 and 2005 was as follows:

	2006 Distributions				2005 Distributions
PORTFOLIO	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Return of Capital	Total
All Cap Core	$1,630,130	—	—	$1,630,130	$1,935,551	—	—	$1,935,551
All Cap Growth	—	—	—	—	—	—	—	—
All Cap Value	9,853,531	$56,196,288	—	66,049,819	8,701,352	$10,042,138	—	18,743,490
American Blue Chip Income and Growth	861,253	3,416,413	—	4,277,666	19,754,174	246,726	—	20,000,900
American Bond	—	—	—	—	—	—	—	—
American Growth	2,405,558	8,657,174	—	11,062,732	—	1,095,515	—	1,095,515
American Growth—Income	9,909,313	1,205,517	—	11,114,830	2,603,023	818,858	—	3,421,881
American International	6,141,535	8,116,203	—	14,257,738	32,797,325	643,447	—	33,440,772
Blue Chip Growth	5,540,579	—	—	5,540,579	8,178,922	—	—	8,178,922
Capital Appreciation	4,923,730	35,170,197	—	40,093,927	198,001	—	—	198,001
Classic Value	1,345,268	675,798	—	2,021,066	968,797	724,950	—	1,693,747
Core Equity	443,837	30,784,030	—	31,227,867	—	—	—	—
Dynamic Growth	—	—	—	—	—	—	—	—
Emerging Growth	—	11,146,585	—	11,146,585	—	—	—	—
Emerging Small Company	—	16,997,586	—	16,997,586	—	—	—	—
Equity-Income	54,102,553	135,119,269	—	189,221,822	37,622,979	57,035,835	—	94,658,814
Financial Services	537,847	3,098	—	540,945	274,529	—	—	274,529
Fundamental Value	8,351,999	35,221,766	—	43,573,765	4,483,832	—	—	4,483,832
Global	5,105,152	—	—	5,105,152	4,709,398	—	—	4,709,398
Global Allocation	2,045,197	—	—	2,045,197	2,300,265	—	—	2,300,265
Global Real Estate	—	—	—	—	—	—	—	—
Growth & Income	11,713,806	123,640,255	—	135,354,061	3,771,410	92,190,647	—	95,962,057
Health Sciences	2,447,209	21,110,206	—	23,557,415	2,648,822	11,575,376	—	14,224,198
Income & Value	12,081,494	—	—	12,081,494	11,578,061	—	—	11,578,061
International Core	5,738,490	43,984,485	—	49,722,975	6,457,248	—	—	6,457,248
International Opportunities	24,168,967	—	—	24,168,967	—	—	—	—
International Small Cap	7,429,751	—	—	7,429,751	5,137,881	—	—	5,137,881
International Small Company	—	—	—	—	—	—	—	—
International Value	27,341,054	65,639,264	—	92,980,318	9,155,996	11,573,940	—	20,729,936
Large Cap	4,124,115	14,879	—	4,138,994	—	—	—	—
Large Cap Value	3,731,665	19,115,327	—	22,846,992	50	—	—	50
Managed	27,348,585	122,416,454	—	149,765,039	16,853,785	34,121,176	—	50,974,961
Mid Cap Stock	—	40,933,364	—	40,933,364	—	21,429,253	—	21,429,253
Mid Cap Value	8,862,097	96,047,603	—	104,909,700	2,922,797	24,559,335	—	27,482,132
Mid Cap Value Equity	—	—	—	—	—	—	—	—
Mid Value	7,122,192	6,994,820	—	14,117,012	1,889,094	522,509	—	2,411,603
Money Market	112,870,552	—	—	112,870,552	65,018,357	—	—	65,018,357
Money Market B	22,300,475	—	—	22,300,475	13,693,261	—	—	13,693,261
Natural Resources	7,981,266	151,243,063	—	159,224,329	10,791,401	5,671,550	—	16,462,951
Overseas Equity	2,307,696	8,933,107	—	11,240,803	1,209,748	5,069,795	—	6,279,543
Pacific Rim	1,636,415	—	—	1,636,415	961,660	—	—	961,660
Quantitative All Cap	17,082,718	11,339,638	—	28,422,356	20,509,388	6,363,709	—	26,873,097
Quantitative Mid Cap	—	14,490,614	—	14,490,614	—	—	—	—
Quantitative Value	28,370,640	12,201,334	—	40,571,974	12,868,014	3,912	—	12,871,926
Real Estate Equity	—	—	—	—	—	—	—	—
Real Estate Securities	60,011,186	203,000,193	—	263,011,379	48,523,549	103,295,542	—	151,819,091
Science & Technology	—	—	—	—	—	—	—	—
Small Cap	13,505,833	490,156	—	13,995,989	—	—	—	—
Small Cap Growth	—	—	—	—	2,006,779	3,194,640	—	5,201,419
Small Cap Opportunities	2,886,938	10,905,182	—	13,792,120	3,795,126	2,220,976	—	6,016,102
Small Cap Value	10,312,410	43,545,987	—	53,858,397	784,883	2,704,151	—	3,489,034
Small Company	5,960,394	2,647,707	—	8,608,101	2,135,810	2,159	—	2,137,969
Small Company Growth	83,282	—	—	83,282	—	—	—	—
Small Company Value	2,111,603	100,813,474	—	102,925,077	2,563,141	12,184,358	—	14,747,499
Special Value	1,231,511	7,897,907	—	9,129,418	154,551	58,729	—	213,280
Spectrum Income	3,856,241	—	—	3,856,241	—	—	—	—
Strategic Opportunities	48,933	—	—	48,933	2,043,594	—	—	2,043,594
U.S. Core	66,963,642	77,671,088	—	144,634,730	18,632,797	29,224,906	—	47,857,703
U.S. Global Leaders Growth	4,284,286	343,753	—	4,628,039	7,733,516	249,237	—	7,982,753
U.S. Large Cap	3,166,148	—	—	3,166,148	3,594,265	—	—	3,594,265
U.S. Multi Sector	3,189,920	84,325	—	3,274,245	—	—	—	—
Utilities	9,705,103	12,015,025	—	21,720,128	1,935,099	5,097,787	—	7,032,886
Value	1,117,852	44,506,798	—	45,624,650	1,787,107	—	—	1,787,107
Value & Restructuring	1,024,878	242	—	1,025,120	—	—	—	—
Vista	—	—	—	—	—	—	—	—

John Hancock Trust
Notes to Financial Statements

FEDERAL INCOME TAX INFORMATION, CONTINUED

At December 31, 2006, capital loss carryforwards available to offset future realized gains were approximately:

	CAPITAL LOSS CARRYFORWARDS
PORTFOLIO	2007	2008	2009	2010	2011	2012	2013	2014
All Cap Core	—	—	$96,252,527	$137,078,416	—	—	—	—
All Cap Growth	—	—	21,870,428	80,357,466	$34,184,832	—	—	—
Blue Chip Growth	—	$160,088,837	137,939,990	35,898,826	27,125,812	—	—	—
Capital Appreciation	$165,988,271	105,946,015	49,093,821	115,232,744	16,888,611	—	—	—
Dynamic Growth	—	—	62,886,322	67,380,221	3,570,266	—	—	—
Equity-Income	3,020,612	6,555,851	—	—	—	—	—	—
Financial Services	5,294,064	2,866,929	129,566	—	—	—	—	—
Global	—	—	—	16,575,128	—	—	—	—
Growth & Income	—	—	255,389,120	232,197,130	54,590,189	—	—	—
Income & Value	—	—	—	—	5,270,803	—	—	—
International Small Company	—	—	—	—	—	—	—	$5,643,596
Managed	—	—	—	20,652,466	—	—	—	—
Mid Cap Value Equity	—	—	—	—	—	—	—	104,633
Money Market B	—	29,213	—	—	235	—	$3,675	—
Overseas Equity	—	—	—	12,075,273	11,856,814	—	—	—
Science & Technology	—	—	646,011,444	246,101,978	95,047,282	—	—	—
Small Cap Growth	—	—	41,602,220	35,469,158	7,507,297	—	—	—
Strategic Opportunities	—	—	116,235,283	340,294,964	—	—	—	—
U.S. Global Leaders Growth	—	—	—	—	—	—	—	2,917,382
U.S. Large Cap	—	—	52,032,687	66,292,259	33,690,308	—	—	—
Vista	—	—	—	—	—	—	646,077	988,758

PricewaterhouseCoopers LLP
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

The financial highlights for the periods ending on or before December 31, 2004 for the Growth & Income Trust (formerly Growth & Income II), Managed Trust, Mid Value Trust, Money Market Trust B, Overseas Equity Trust, Small Cap Growth Trust, Small Cap Value Trust, Financial Services Trust, Health Sciences Trust and Large Cap Growth Trust were audited by other auditors whose report dated February 21, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
March 1, 2007

John Hancock Trust
Results of Special Meetings of Shareholders

SHAREHOLDERS MEETING On November 30, 2006, a special meeting of Shareholders of the John Hancock Trust (the “Trust”) was held at 601 Congress Street, Boston, MA at 10 a.m. Eastern Time for the purpose of considering and voting upon:

Proposal 1	Approval of Agreement and Plan of Reorganization (the “Plan”) providing for the combination of the Strategic Value Trust into the Large Cap Value Trust. (Only Shareholders of the Strategic Value Trust voted on Proposal 1.)

At the meeting, the proposal was approved by the shareholders of each Portfolio. The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for each proposal:

		SHARES
PORTFOLIO	FOR	AGAINST	ABSTAINED
Proposal 1
Strategic Value Trust	16,910,077	366,573	1,594,472

John Hancock Trust
Board of Trustee Approval of Subadvisory Agreements

The Board, including the Independent Trustees, is responsible for selecting John Hancock Trust’s (the “Trust”) investment adviser, John Hancock Investment Management Services, LLC (the “Adviser” or “JHIMS”), approving the Adviser’s selection of subadvisers to Trust portfolios (sometimes referred to as the “Funds”) and approving the Trust’s advisory and subadvisory agreements, their periodic continuation and any amendments. Consistent with SEC rules, the Board regularly evaluates the Trust’s advisory and subadvisory arrangements, including consideration of the factors listed below. The Board may also consider other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board is furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel. The factors considered by the Board are:

1.	the nature, extent and quality of the services to be provided by the Adviser to the Trust and by the subadvisers to the Trust portfolios;

2.	the investment performance of the Trust portfolios and their subadvisers;

3.	the extent to which economies of scale would be realized as a Trust portfolio grows and whether fee levels reflect these economies of scale for the benefit of Trust shareholders;

4.	the costs of the services to be provided and the profits to be realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust; and

5.	comparative services rendered and comparative advisory and subadvisory fee rates.

The Board believes that information relating to all these factors is relevant to its evaluation of the Trust’s advisory agreements. With respect to its evaluation of subadvisory agreements with subadvisers not affiliated with the Adviser, the Board believes that, in view of the Trust’s “manager-of-managers” advisory structure, the costs of the services to be provided and the profits to be realized by those subadvisers that are not affiliated with the Adviser from their relationship with the Trust, generally, are not a material factor in the Board’s consideration of these subadvisory agreements, because such fees are paid to subadvisers by the Adviser and not by the Trust portfolios and because the Board relies on the ability of the Adviser to negotiate such subadvisory fees at arms-length.

In evaluating subadvisory arrangements, the Board also considers other material business relationships that unaffiliated subadvisers and their affiliates have with the Adviser or its affiliates, including the involvement by certain affiliates of certain subadvisers in the distribution of financial products, including shares of the Trust, offered by the Adviser and other affiliates of the Adviser (“Material Relationships”).

Approval of Munder Subadvisory Agreement for the Small Cap Opportunities Trust

On December 31, 2006, the management team of Munder Capital Management (“Munder”), the private equity firm Crestview Capital Partners, L.P., and Grail Partners, LLC acquired Comerica Incorporated’s interest in Munder (the “Transaction”). This Transaction resulted in a change of control of Munder thereby automatically terminating the subadvisory agreement between Munder and the Adviser relating to the Small Cap Opportunities Trust and requiring that a new subadvisory agreement be approved by the Board. The section below describes the Board of Trustees evaluation of the Munder subadvisory agreement for the Small Cap Opportunities Trust at the Board of Trustees meeting held on September 28-29, 2006.

In making its determination with respect to the factors that its considers, the Board reviewed:

(1)	information relating to the Transaction;

(2)	the performance of the Small Cap Opportunities Trust;

(4)	the subadvisory fee for the Small Cap Opportunities Trust including breakpoints; and

(5)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

Particular considerations of the Board in approving the new subadvisory agreement with Munder for the Small Cap Opportunities Trust at the September 28-29, 2006 Board meeting include the following:

1.	Munder is expected to manage the Small Cap Opportunities Trust with the same investment objective, policies and portfolio manager under the new Munder subadvisory agreement (the “New Munder Agreement”) as under the old Munder subadvisory agreement (the “Old Munder Agreement”), thus affording shareholders continuity in investment strategies, and Munder may generally be expected to provide at least the same level and quality of management services under the New Munder Agreement as under the Old Munder Agreement;

2.	The Small Cap Opportunities Trust has outperformed its benchmark index and peer group since the Portfolio’s inception on May 5, 2003; and

3.	The subadvisory fee with respect to the Small Cap Opportunities Trust under the New Munder Agreement is (a) the product of arms-length negotiation between the Adviser and Munder, (b) is within industry norms, (c) is the same as under the Old Munder Agreement, (d) is paid by the Adviser and not by the Small Cap Opportunities Trust and will not result in any advisory fee increase with respect to the Small Cap Opportunities Trust and (e) contains breakpoints which are reflected in the advisory fee for the Small Cap Opportunities Trust permitting shareholders to benefit from economies of scale.

Approval of RCM Subadvisory Agreement for the Science & Technology Trust

At the Board of Trustees meeting held on September 28-29, 2006, the Board approved RCM Capital Management (“RCM”) as the co-subadviser (together with T. Rowe Price Associates, Inc.) of the Science & Technology Trust.

In making its determination with respect to subadvisory agreements, and with reference to the factors which it regularly considers, the Board reviewed:

(1)	information relating to RCM’s business;

(2)	the investment performance of other funds managed by RCM and comparative performance information relating to these funds’ benchmarks and comparable funds;

(3)	the proposed subadvisory fee for the Science & Technology Trust and comparative fee information; and

(4)	information relating to the nature and scope of other material business relationships and their significance to the Trust’s Adviser and unaffiliated subadvisers.

Particular considerations of the Board in approving the RCM subadvisory agreement for the Science & Technology Trust at the September 28-29, 2006 Board meeting include the following:

1.	RCM (together with its predecessor firms) has more than 35 years experience, as well as demonstrated skills, as a manager with respect to both U.S. and foreign equity securities and may be expected to provide a high quality of investment management services and personnel to the Science & Technology Trust;

John Hancock Trust
Board of Trustee Approval of Subadvisory Agreements — continued

2.	The performance of the Science & Technology Trust, under T. Rowe Price, has lagged its peer group average over the one, three and five year periods;

3.	The Allianz RCM Technology Fund, a comparable portfolio managed by RCM, outperformed both its benchmark index and its peer group average over the three and five year periods although it underperformed its benchmark index and its peer group average over the one year period; and

4.	The subadvisory fee with respect to the Science & Technology Trust is the product of arms-length negotiation between the Adviser and RCM, is within industry norms, is the same rate as the T. Rowe subadvisory fee and will not result in an increase in the advisory fee; and the subadvisory fee is not paid by the Science & Technology Trust.

Approval of the Clearbridge Subadvisory Agreement for the Special Value Trust

On December 1, 2006, the subadvisory agreement with Salomon Brothers Asset Management Inc (“SBAM”) for the Special Value Trust was transferred to CAM North America LLC (renamed Clearbridge Advisors, LLC) (“Clearbridge”). Both SBAM and Clearbridge are controlled by Legg Mason. The section below describes the Board of Trustees evaluation of the Clearbridge subadvisory agreement for the Special Value Trust at the Board of Trustees meeting held on September 28-29, 2006.

In making its determination with respect to the factors that its considers, the Board reviewed:

(1)	information relating to Clearbridge’s business;

(2)	the performance of the Special Value Trust;

(4)	the subadvisory fee for the Special Value; and

(5)	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

Particular considerations of the Board in approving the new subadvisory agreement with Clearbridge for the Special Value Trust at the September 28-29, 2006 Board meeting include the following:

1.	Clearbridge is expected to manage the Special Value Trust with the same investment objective, policies and portfolio manager as under the old subadvisory agreement with SBAM, thus affording shareholders continuity in portfolio managers and investment strategies, and Clearbridge may generally be expected to provide at least the same level and quality of management services as SBAM;

2.	While the Special Value Trust has lagged its benchmark index since the its inception on May 5, 2003 the Board took into account management’s discussion of the factors that contributed to the Special Value Trust’s performance, including the effect of current market conditions; and

3.	The subadvisory fee with respect to the Special Value Trust under the new subadvisory agreement with Clearbridge is (a) the product of arms-length negotiation between the Adviser and Clearbridge, (b) is within industry norms, (c) is the same as under the old subadvisory agreement with SBAM and (d) is paid by the Adviser and not by the Special Value Trust and will not result in any advisory fee increase with respect to the Special Value Trust.

Approval of the BlackRock Subadvisory Agreement for the Large Cap Value Trust

At the June 29-30, 2006 Board meeting, the Board of Trustees approved a subadvisory agreement with BlackRock Advisors, Inc. (“BlackRock”) for the Large Cap Value Trust in connection with the merger on September 30, 2006 of Merrill Lynch & Co., Inc.’s investment management business with BlackRock. (Merrill Lynch was the controlling parent of the subadviser to the Large Cap Value Trust, Fund Asset Management L.P. (“FAM”).) The section below describes the Board of Trustees evaluation of the Blackrock subadvisory agreement for the Large Cap Value Trust.

In making its determination with respect to the factors that its considers, the Board reviewed:

4.	information relating to BlackRock’s business;

5.	the historical and current performance of the Large Cap Value Trust and comparative performance information relating to the Large Cap Value Trust’s benchmark and comparable funds;

6.	the subadvisory fee for the Large Cap Value Trust and comparative fee information; and

7.	information relating to the nature and scope of Material Relationships and their significance to the Trust’s adviser and unaffiliated subadvisers.

Particular considerations of the Board in approving the new subadvisory agreement with BlackRock for the Large Cap Value Trust at the June 29-30, 2006 Board meeting include the following:

1.	BlackRock is expected to manage the Large Cap Value Trust with the same investment objective, policies and portfolio manager as under the old subadvisory agreement with FAM, thus affording shareholders continuity in investment strategies, and BlackRock may generally be expected to provide at least the same level and quality of management services as FAM;

2.	The Large Cap Value Trust has outperformed its benchmark index since the Large Cap Value Trust’s inception on May 5, 2003, and the current and historical performance of comparatively managed mutual funds and other accounts managed by BlackRock although not without variation, has generally been competitive with or exceeded the performance of their benchmarks; and

3.	The subadvisory fee with respect to the Large Cap Value Trust under the new subadvisory agreement with BlackRock (i) is the product of arms-length negotiation between the Adviser and BlackRock, (ii) is within industry norms, (iii) is the same as under the old subadvisory agreement with FAM, (iv) is paid by the Adviser and not by the Large Cap Value Trust and will not result in any advisory fee increase with respect to the Large Cap Value Trust and (e) contains breakpoints which are reflected in the advisory fee for the Large Cap Value Trust permitting shareholders to benefit from economies of scale.

John Hancock Trust
Trustees and Officers Information

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of John Hancock Funds II (since 2005).

Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)[2]
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)[2]	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005).

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investors Bank and Trust Company (since 1995); Investors Financial Services Corporation (since 1995); and Connecticut River Bancorp (since 1998).
Trustee of John Hancock Funds II (since 2005); Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)[3]	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

John Hancock Trust
Trustees and Officers Information

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[2,5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June 2004); President, U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange.

Keith F. Hartstein[4] 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company); Director, President and Chief Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”); Director, President and Chief Executive Officer, Sovereign Asset Management LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc. (NM Capital) (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4] 601 Congress Street Boston, MA 02210 Born: 1955	Chief Financial Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4] 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life Insurance Company (U.S.A.), August 1998 to December 2000.

Thomas M. Kinzler[4] 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999-2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000-2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000-2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr. 601 Congress Street Boston, MA 02210 Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Funds (since 2005), Vice President and Assistant Treasurer, Fidelity Investments, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments, (until 2001).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4	Affiliated with the Adviser.

5	Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Management of the Trust

Trustees
James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
F. David Rolwing

Officers
Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours
601 Congress Street
Boston MA 02210-2805

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PERMIT NO. 75

JHTDA 2/07

John Hancock
the future is yours

John Hancock Trust

Bond Trusts

Annual Report
December 31, 2006
Audited Financial Statements

0207: 1115013

John Hancock Trust

President’s Message

To Our Shareholders:

The financial markets surprised many investors in 2006 by beating their expectations. At the beginning of the year, fears abounded about rising inflation — with sky high energy prices — stronger than expected economic growth, a decline in the housing boom and more interest rate hikes from the Federal Reserve. But by June, the economic data suggested the desired “soft landing” for the economy, energy prices stabilized, corporate earnings remained strong and the Fed stopped raising rates. With that, the market took off, producing double-digit returns instead of the single-digit ones originally thought to be the best the market would do. The ascent was widespread and the Dow Jones Industrial Average set 22 records between October and year end, finishing with a 19.04% gain. The broad Standard & Poor’s 500 Index returned 15.79%, including reinvested dividends.

The bond market also turned in a solid result, registering its seventh consecutive year of positive performance. Continuing the trend of the last several years, the best performances came from the high yield sector. A healthy corporate earnings environment drove default rates down to near historical low levels and bolstered strong demand from yield-hungry investors, despite the higher risk. The broad Lehman Brothers Aggregate Bond Index returned 4.33% for the year, while the Merrill Lynch High Yield Master II Index returned 11.74% .

After such a year, we encourage investors to sit back, take stock and set some realistic expectations. While history argues for another good year (since 1945, the S&P 500 Index has always produced positive results in the third year of a presidential term) opinions are divided on the future of this more-than-four-year-old bull market.

We believe it’s wise to work with your financial professional to determine whether changes are now in order to your mix of portfolios. Even though most stock groups did well, some have had long runs of outperformance, such as small cap stocks, value stocks and real estate investment trusts. Others had truly outsized returns in 2006, such as the telecom and energy sectors, China and emerging markets — not to mention the continued outperformance in general of international markets versus the U.S. Among bonds, the high yield category has become richly valued after such a long run up. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should, based on your risk profile, investment objectives and time horizons.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance and investment needs.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

2

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–17
Shareholder Expense Example	18
Statements of Assets and Liabilities	21
Statements of Operations	25
Statements of Changes in Net Assets	29
Financial Highlights	33
Portfolio of Investments (See below for each Portfolio’s page #)	46–151
Notes to Financial Statements	152
Report of Independent Registered Public Accounting Firm	179
Trustees and Officers Information	180

Manager’s Commentary &		Portfolio of		Manager’s Commentary &	Portfolio of
Portfolio	Portfolio Performance	Investments	Portfolio	Portfolio Performance	Investments
Active Bond Trust	5	46	Short-Term Bond Trust	12	113
Core Bond Trust	6	63	Strategic Bond Trust	13	118
Global Bond Trust	7	72	Strategic Income Trust	14	129
High Income Trust	8	80	Total Return Trust	15	133
High Yield Trust	9	84	U.S. Government Securities Trust	16	141
Investment Quality Bond Trust	10	93	U.S. High Yield Bond Trust	17	143
Real Return Bond Trust	11	104

3

John Hancock Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each fixed-income Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what the annual return would have been if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2006. The views expressed are those of the portfolio manager as of December 31, 2006, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated.” “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Bond Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Active Bond Trust

Subadviser: Declaration Management & Research LLC, MFC Global Investment Management (U.S.), LLC
Portfolio Managers: James E. Shallcross, Peter Farley, Howard C. Greene, Benjamin A. Matthews and Barry H Evans

INVESTMENT OBJECTIVE & POLICIES ► To seek income and capital appreciation. The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

Sector Weighting *	% of Total

Mortgage Securities	44.89
Government	16.07
Financial	14.07
Asset Backed Securities	5.07
Communications	3.18
Utilities	3.08
Energy	2.42
Consumer, Cyclical	1.41
Industrial	1.27
Consumer, Non-cyclical	1.23

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Active Bond Trust NAV returned +4.54%, outperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Declaration Management & Research LLC

Environment ► The corporate bond sector was constrained by some general themes, notably the incidence LBOs and shareholder-friendly activities. Overall on the Lehman Brothers Credit Index outperformed U.S. Treasuries by 119 bps of excess return. The portfolio benefited from an overweight to the Credit sector throughout the year. The high yield market was the disproportionate winner this year, as the Lehman Brothers High Yield Index generated outsized excess returns of 843 bps over U.S. Treasuries. A small allocation to some high yield names added to performance as well. The portfolio’s residential mortgage exposure was fairly neutral to the index throughout the year. However, we maintained a significant overweight position to commercial mortgages throughout 2006. Residential mortgages benefited from lower volatility, tightening spreads, and generally slower prepayments. Commercial mortgages continued their streak with another year of outperformance. Lower rated bonds benefited as commercial real estate fundamentals improved in most property types and markets. Generally, a positive year for most spread sectors with investors showing a healthy appetite for riskier assets.

MFC Global U.S.

Environment ►  Portfolio duration was modestly increased beyond the benchmark at mid-year in anticipation of the interest rate rally during the second half of 2006. The maturity structure of the portfolio was adjusted over the course of the year to benefit from an eventual resteepening of the yield curve.

We reinvested proceeds from the sale of treasury securities into residential and commercial mortgage-backed securities. With high credit ratings, intermediate maturities and attractive yields, these sectors provided a beneficial way to add yield in a defensive manner. In the corporate sector, we added selectively to our high-yield position. We remained leery of the accelerating trend towards leveraged buy-outs and other stockholder friendly actions prevalent across the investment grade spectrum. Consequently, our focus was utilities, banks, and other finance-related securities where strong balance sheets are required as a normal course of business.

Outlook ► As we enter 2007, the economy is showing evidence of a minor growth spurt. The worst news for the housing sector is likely behind us, business spending remains strong, and employment growth has been increasing. Energy prices have been falling and inflation remains relatively benign. Given the economy’s resilience, the Federal Reserve is likely to be on hold for longer than originally expected. Nonetheless, we expect the Fed to cut short-term interest rates by lowering the Federal Funds rate at some point in 2007, and we have positioned the portfolio accordingly. Although yield spreads between treasury and corporate bonds are near historically narrow levels, we remain cautiously optimistic about the prospects for the corporate sector. Corporate balance sheets remain healthy, and in an environment of relatively stable interest rates, the higher yields of corporate bonds should help them outperform.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since			Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception	4/29/05[2]	5-year	10-year	inception

Active Bond Trust Series I3 (began 4/29/05)	4.42%	5.08%	6.03%	—	3.56%	28.12%	79.56%	—
Active Bond Trust Series II3 (began 4/29/05)	4.21%	5.02%	6.00%	—	3.37%	27.74%	79.02%	—
Active Bond Trust Series NAV[4] (began 3/29/86)	4.54%	5.11%	6.04%	—	3.64%	28.28%	79.78%	—
Lehman Brothers Aggregate Bond Index[5]	4.33%	5.06%	6.24%	—	3.51%	27.98%	83.13%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Current subadvisers have managed the portfolio since April 29, 2005. The current subadvisers have managed a portion of the portfolio since its inception.

3 The Series I and Series II shares of the Active Bond Trust were first offered on April 29, 2005. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. The performance of this class of shares would have been lower if it reflected the higher expenses of Series I and Series II shares.

4 The Series NAV shares of the Active Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Active Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Active Bond Fund, the Trust’s predecessor. These Shares were first issued on March 29, 1986.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5

Core Bond Trust

Subadviser: Wells Capital Management, Inc.
Portfolio Managers: William Stevens, Marie Chandoha and Thomas O’Connor

INVESTMENT OBJECTIVE & POLICIES ► To seek total return consisting of income and capital appreciation. The portfolio invests, under normal market conditions, in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments. The subadviser invests in debt securities that the subadviser believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are comparable to investment-grade debt securities. Under normal circumstances, the subadviser expects to maintain an overall effective duration range between 4 and 5 1/2 years.

Sector Weighting *	% of Total

Mortgage Securities	55.90
Government	12.61
Financial	9.38
Asset Backed Securities	4.37
Communications	2.62
Utilities	1.47
Energy	1.20
Consumer, Non-cyclical	0.70
Industrial	0.40
Basic Materials	0.25

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Core Bond Trust Series I returned +3.72%, underperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Strong U.S. economic growth and higher energy prices pushed Treasury yields significantly higher during the first half of 2006. During the second half of the year, yields on Treasuries declined, ending the year only 30-40 basis points higher than where they began. Two important themes dominated the bond markets in 2006. First, volatility ebbed across all markets, with commodities the only exception. The overwhelming demand for bonds from overseas investors and hunt for yield were the secondary themes for the bond markets, prompting a significant decline in yield premiums. In many parts of the bond market, the demand from overseas investors, including Central Banks, outstripped net issuance. CDOs and other innovative structured bonds have exacerbated the demand for corporate, CMBS, and asset-backed bonds. The riskiest corners of the markets — emerging markets and high yield — benefited the most, as investors searched for extra yield.

Outlook ► The surprise for the market in 2007 may be the resilience of the U.S. economy. The futures market is still predicting that the Fed will cut rates at least one time, hanging its hat on housing dragging down the rest of the economy. However, that does not seem to be happening. Even though housing sliced 1.2% off GDP, the rest of the economy is strong and a number of factors, including commercial and public construction, the lagged effect of the dollar decline, and the strong stock market have offset the negative impact of a soft residential market. The rise in average hourly earnings is a concern to the Fed, as overall inflation is still above their comfort zone. In our opinion, 10-year Treasury rates are likely to remain in a narrow trading range, and the Fed may be in a holding pattern for longer than the market thinks.

Fundamentals are still solid in most sectors and the overwhelming demand for bonds will keep Treasury rates low and valuations across bond sectors expensive. We positioned the Core Bond Trust with modest overweights in all sectors except agencies. We continue to be selective, focusing on mispriced subsectors or issuers in the market. In mortgages, we believe 15-year issues offer the best value. In corporates, our biggest overweights are in banks, brokers, and insurance — industries where regulatory restrictions make them less easy prey to private equity investors looking for leveraged buy-outs. While the valuations of lower quality issuers have moved to lofty levels relative to higher quality companies, in sectors like banks, we still think there is value in moving down the capital structure.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	Inception

Core Bond Trust Series I (began 4/29/05)	3.72%	—	—	2.89%	—	—	—	4.88%
Core Bond Trust Series II (began 4/29/05)	3.61%	—	—	2.68%	—	—	—	4.53%
Core Bond Trust Series NAV (began 4/29/05)	3.84%	—	—	2.86%	—	—	—	4.84%
Lehman Brothers Aggregate Bond Index[2]	4.33%	—	—	3.51%	—	—	—	5.95%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

6

Global Bond Trust

Subadviser: Pacific Investment Management Company
Portfolio Manager: Sudi Mariappa

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum total return consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 80% of the portfolio’s net assets in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S. dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), and the U.S. dollar.

Sector Weighting *	% of Total

Government	42.67
Mortgage Securities	30.43
Financial	12.61
Communications	0.95
Consumer, Cyclical	0.90
Asset Backed Securities	0.75
Consumer, Non-cyclical	0.68
Energy	0.45
Utilities	0.42
Industrial	0.42

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Global Bond Trust Series I returned +5.27%, underperform-ing the +5.94% return of the JPMorgan Global (Unhedged) Government Bond Index.

Environment ► Developed global bond markets posted flat returns during the final quarter of 2006 as uncertainty over the future pace of growth, inflation and central bank policy kept yields within familiar ranges. Bond returns varied across major markets given diverging economic fundamentals and varying prospects for central bank rate moves. The dollar bloc countries posted modestly positive returns during the quarter on expectations that slowing growth ahead would prompt a shift towards accommodation. Japanese bond returns were modestly positive after an expected BOJ rate hike was forestalled by soft growth and inflation data. Meanwhile, Euroland and UK bonds lagged as firmer economic momentum raised the likelihood that additional policy tightening would be forthcoming. For all of 2006, developed global bonds returned a modest 0.81% . But they have regained nearly 3% over the past six months after a difficult first half when global central banks hiked rates and rising inflation risks negatively impacted bond returns.

An underweight to shorter maturities and a yield curve flattening bias in Euroland helped performance, as the European Central Bank’s rate hike and tightening bias nudged rates up and flattened the yield curve. A modest underweight to short maturity Japanese bonds and a yield curve flattening bias was positive for performance, as short maturity yields rose and the curve flattened amidst investor uncertainty regarding the Bank of Japan’s monetary policy. Tactical holdings of mortgage securities contributed to performance, which performed well given strong investor demand for their high quality yields. Security selection of undervalued mortgage coupons also added to returns. An overweight to U.S. duration and a yield curve steepening bias hurt performance, as these yields rose and the curve flattened, especially near the end of the year. Strategies intended to gain when the U.K. yield curve steepens were a negative for performance, as short maturity U.K. yields rose on expectations of further rate hikes while at the long end the yield curve inverted further on strong pension related buying. Currency strategies, principally a long position in the Yen, which fell as Japanese growth and inflation data were unexpectedly weak, detracted from performance.

Outlook ► The global economy has experienced a sustained period of expansion, displaying remarkable resilience against the headwinds of tighter monetary policy, rising commodity prices and a sharp U.S. housing slow down. PIMCO anticipates, however, that global growth has peaked for this current cycle and will soften in the year ahead. Our base case scenario remains that the global economy will experience a soft landing, although there are risks that a policy mistake or a sudden reversal in investor appetite for risk could expose the global economy to a much rougher ride ahead.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since			Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception	5/1/99[2]	5-year	10-year	inception

Global Bond Trust Series I (began 3/18/88)	5.27%	8.50%	4.74%	—	5.38%	50.34%	58.88%	—
Global Bond Trust Series II3 (began 1/28/02)	5.07%	8.34%	4.66%	—	5.28%	49.24%	57.71%	—
Global Bond Trust Series NAV[4] (began 2/28/05)	5.35%	8.54%	4.76%	—	5.40%	50.61%	59.16%	—
JPMorgan Global (Unhedged) Government Bond Index[5]	5.94%	8.31%	5.32%	—	5.38%	49.06%	67.96%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Current subadvisers assignment became effective May 1,1999.

3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

7

High Income Trust

Subadviser: MFC Global Investment Managment (U.S.), LLC
Portfolio Manager: Arthur Calavritinos

INVESTMENT OBJECTIVE & POLICIES ► The portfolio seeks high current income, with capital appreciation as a secondary goal, by investing primarily in U.S. and foreign high yield bonds rated BB/Ba or lower and unrated equivalents. The portfolio may invest up to 20% of assets in common stock and preferreds of high yield issuers both inside and outside of the United States.

Sector Weighting *	% of Total

Consumer, Cyclical	27.11
Communications	24.79
Industrial	7.00
Basic Materials	6.16
Consumer, Non-cyclical	4.93
Financial	3.58
Energy	3.13
Diversified	1.72
Utilities	0.84
Mortgage Securities	0.72

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► Since its inception in April 2006, the High Income Trust Series NAV returned +13.92%, outperforming the +7.96% return of the Merrill Lynch U.S. High Yield Master II Index.

Environment ► We have positioned the portfolio defensively, consistent with our expectation for slower economic growth, deteriorating credit quality, and higher default rates. In addition, we looked for securities that we believe have more attractive risk/reward characteristics. For example, we reduced the portfolio’s position in bonds trading at or above par where we thought opportunity was limited. In terms of sector exposure, we avoided energy, as we believe these securities are priced for perfection at a time when oil prices are far ahead of supply/demand fundamentals.

At the same time, we added bonds of larger, more established businesses in defensive areas of the economy, such as cable and media. In addition, we overweighted airline securities, where we believe industry restructuring signals a long-term change is underway in the investment climate for these securities. However, returns in this space were limited in recent months by worry that rising energy prices would pinch profitability.

Outlook ► We remain cautious about the near-term prospects for the high-yield sector. After several years of strong performance, we believe high-yield bonds remain fairly richly valued, despite a modest pull-back in the second quarter of 2006. That’s because the spread, or difference in yield, between these riskier, lower-rated securities and the highest credit quality Treasury bonds is only 2% to 3%. That puts the incremental yield offered by high-yield bonds at near historic lows. In other words, investors are not being well compensated for taking on the additional credit risk that high-yield bonds entail. In this environment, we will maintain a conservative stance and collect our coupon payments as we continue to look for opportunities that we believe offer good value with an attractive risk-reward trade-off.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

High Income Trust Series NAV (began 4/28/06)	—	—	—	—	—	—	—	13.92%
Merrill Lynch U.S. High Yield Master II Index[2]	—	—	—	—	—	—	—	7.96%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

8

High Yield Trust

Subadviser: Western Asset Management Company
Portfolio Managers: Ken Leech, Steve Walsh, Mike Buchanan, T.J. Settel and Ian Edmonds

INVESTMENT OBJECTIVE & POLICIES ►  To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. The portfolio invests, under normal circumstances, at least 80% of its assets in high yield bonds and related investments.

Sector Weighting *	% of Total

Communications	16.30
Consumer, Cyclical	13.48
Financial	9.29
Energy	8.85
Consumer, Non-cyclical	8.32
Industrial	7.70
Government	7.37
Basic Materials	3.33
Utilities	3.09
Technology	2.20

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ►  For the year 2006, the U.S. High Yield Trust Series I returned +10.37%, underper-forming the +11.85% return of the Citigroup High Yield Index.

Market Review ►  High yield generated over 800 basis points (bps) of excess return for the year. Lower-rated issuers faired better than higher-rated issuers. Specifically, CCC and lower rated issues on average gained approximately +19.40% for the period, while B’s and BB’s returned approximately +12.00% and +9.80% respectively. The option-adjusted spread (OAS) of the Index narrowed from +356 bps as of 12/31/05 to +284 bps as of 12/31/06. The best performing industries included Media Cable and Consumer Cyclical which returned +20.37% and +16.10%, respectively.

The Trust benefited from the decision to reduce credit quality and maintain a relatively aggressive position in the auto sector. Sector allocation had marginal impact on performance as the positive impact of an overweight to Media Cable, which returned 2.37%, and an underweight to Utilities, which returned 9.10%, was offset by the negative impact of an overweight to Media Non-Cable, which returned 10.09% and an underweight to Consumer Cyclicals, which returned 16.10% . Ratings distribution aided relative performance due to an overweight to CCC rated issues, which returned 19.40%, and an underweight to BB rated issues, which returned 9.80% .

Outlook ► High yield has enjoyed a spectacular run as annual returns for the asset class have averaged over 13% the past four years. In our view, there is little reason to believe that the asset class shouldn’t continue to outperform. Fundamental credit metrics inclusive of liquidity and leverage are well above average. Western’s forecast for economic growth of between 2-2 1 / 2 % as well as our view that the next Fed action will be an ease should also be supportive for the sector. We acknowledge that spreads are generally tight. However, tight spreads are not unique to high yield. Mortgage, emerging market and investment grade spreads are all close to or at their all-time narrow spreads versus U.S. treasuries. High yield, however, provides significantly more downside protection. It is our opinion that out-performance in 2007 will be largely driven by individual security/industry selection as opposed to thematic trades (e.g. overweight CCC vs. BB’s, or short duration vs. benchmark). We are starting to see the emergence of some of these trends already (over 1400 bps separated the best performing and worst performing industries in 2006).

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since			Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception	5/1/03[2]	5-year	10-year	inception

High Yield Trust Series I (began 1/1/97)	10.37%	8.05%	—	4.72%	10.09%	47.30%	—	58.54%
High Yield Trust Series II3 (began 1/28/02)	10.24%	7.89%	—	4.64%	9.87%	46.19%	—	57.34%
High Yield Trust Series NAV[4] (began 2/28/05)	10.46%	8.11%	—	4.74%	10.16%	47.68%	—	58.94%
Citigroup High Yield Index[5]	11.85%	10.23%	—	6.80%	10.27%	62.71%	—	93.06%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Current subadvisers assignment became effective May 1, 2003

3 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

4 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

9

Investment Quality Bond Trust

Subadviser: Wellington Management Company, LLP
Portfolio Manager: Thomas L. Pappas

INVESTMENT OBJECTIVE & POLICIES ► To achieve a high level of current income consistent with the maintenance of principal and liquidity by investing, under normal market conditions, at least 80% of the portfolio’s net assets in investment grade bonds. The portfolio will invest primarily in corporate bonds and U.S. government bonds with intermediate to longer-term maturities.

Sector Weighting *	% of Total

Government	24.56
Financial	17.76
Mortgage Securities	15.42
Communications	4.78
Asset Backed Securities	3.73
Utilities	3.39
Consumer, Non-cyclical	2.99
Consumer, Cyclical	2.67
Energy	1.57
Basic Materials	1.41

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Investment Quality Bond Trust Series I returned +3.57%, underperforming the +3.86% return of the Combined Index.

Environment ►  After more than two years of raising its federal funds target rates, the Federal Reserve stopped raising rates in August 2006 at 5.25% . In 2006, energy prices continued to rise and housing prices softened. Despite volatility in the recent quarter with 10-year Treasury yields, overall market expectations for future volatility remains low. The two-year Treasury yield ended the year up 41 bps to end the year at 4.81%, as investors focused on inflation talk by Federal Reserve members.

In 2006, performance was primarily driven by our shorter duration posture as rates remained steady throughout the year and by our opportunistic allocation to Commercial Mortgage Backed Securities (CMBS) and High Yield Credit. In addition, positive security selection within our allocation to Investment Grade Credit contributed positively to the Trust.

Outlook ►  We continue to believe that we are experiencing a growth slowdown, but a hard landing is unlikely. While there has been improvement in the recent inflation measures, a reversal towards lower inflation is too broadly accepted, with the Federal Reserve vocally warning against assuming better numbers. We do not expect a major new trend to develop either higher or lower rates. We will look to position the portfolio more defensively at the low end of the yield range and add duration at the high end of the yield range. We continue to hold an opportunistic allocation to CMBS, and remain negative on Treasuries and U.S. Agencies.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Investment Quality Bond Trust Series I (began 6/18/85)	3.57%	5.54%	6.07%	—	—	30.97%	80.23%	—
Investment Quality Bond Trust Series II2 (began 1/28/02)	3.36%	5.39%	5.99%	—	—	30.00%	78.89%	—
Investment Quality Bond Trust Series NAV[3] (began 2/28/05)	3.65%	5.59%	6.09%	—	—	31.23%	80.58%	—
Lehman Brothers Aggregate Bond Index[5]	4.33%	5.06%	6.24%	—	—	27.98%	83.13%	—
Combined Index[4,5]	3.86%	5.27%	6.29%	—	—	29.27%	84.04%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4 The Combined Index is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index.

5 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

10

Real Return Bond Trust

Subadviser: Pacific Investment Management Company
Portfolio Manager: John B. Brynjolfsson

INVESTMENT OBJECTIVE & POLICIES ► To seek maximum real return, consistent with preservation of real capital and prudent investment management. The portfolio seeks to achieve its objective by investing under normal circumstances, at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

Sector Weighting *	% of Total

Government	53.20
Financial	6.74
Mortgage Securities	5.53
Asset Backed Securities	5.07
Utilities	2.60
Consumer, Cyclical	0.43
Communications	0.31
Consumer, Non-cyclical	0.29
Basic Materials	0.05

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Real Return Bond Trust Series I returned +0.23%, underperforming the +0.41% return of the Lehman Brothers Global Real U.S. TIPS Index.

Environment ► Fixed income assets, including Treasury Inflation-Protection Securities (TIPS), gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers U.S. TIPS Index, returned 0.41% for the full year. At the close of 2006 the ten-year TIPS yielded 2.42% above inflation, 35 bps higher than at the start of the year. Inflation accruals and coupon return helped keep TIPS returns in positive territory. TIPS struggled in the first half of the year, as did most domestic fixed income assets, as the U.S. economy continued to strengthen, prompting the Federal Reserve to raise rates four additional times. The economic backdrop in the final two quarters of 2006 was generally more benign with signs of slowing growth. This was particularly evident in the housing sector where home prices declined in many markets and inventories of unsold homes remained near record levels. As growth slowed, real interest rates generally moved lower, which was positive for TIPS. Inflation expectations, as reflected by breakeven inflation or the difference between nominal and real yields, also declined as energy prices eased. This decline in breakeven inflation caused TIPS to underperform nominal Treasuries in 2006.

Above index duration helped performance, as nominal yields fell. Modest exposure to longer maturity nominal bonds contributed to performance, as the nominal yield curve continued to flatten. Emphasis on mortgages helped, as they provided incremental yield that led to outperformance versus TIPS. Exposure to the euro was positive, which gained versus the U.S. dollar on favorable interest rate differential. Exposure to short maturities via Eurodollar futures hurt performance, as expectations of Fed easing diminished late in the year. Exposure to the yen was negative, which lagged the U.S. dollar on a benign inflationary outlook.

Outlook ► The most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia will be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2%. The slowdown in the U.S. will be triggered by weakness in the property market that will spill over into consumption. The predominant risk to PIMCO’s forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Real Return Bond Trust Series I (began 5/5/03)	0.23%	—	—	4.21%	—	—	—	16.30%
Real Return Bond Trust Series II (began 5/5/03)	–0.04%	—	—	3.97%	—	—	—	15.29%
Real Return Bond Trust Series NAV[2] (began 2/28/05)	0.20%	—	—	4.21%	—	—	—	16.27%
Lehman Brothers Global Real U.S. TIPS Index[3]	0.41%	—	—	4.72%	—	—	—	18.37%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

11

Short-Term Bond Trust

Subadviser: Declaration Management & Research LLC
Portfolio Managers: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES ► To seek income and capital appreciation. The portfolio normally invests at least 80% of its assets in a diversified mix of debt securities and instruments.

Sector Weighting *	% of Total

Mortgage Securities	47.24
Financial	11.69
Government	10.63
Asset Backed Securities	5.69
Communications	4.73
Consumer, Cyclical	2.53
Energy	2.41
Utilities	2.07
Industrial	0.81
Consumer, Non-cyclical	0.63

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Short Term Bond Trust Series NAV returned +4.55%, outperforming the +4.35% return of the Lehman Brothers 1-3 Year (Unhedged) Aggregate Index.

Environment ► Interest rates ended the year higher across the curve. The Fed increased the Funds Rate to 5.25% from 4.25% to stem rising inflation. The yield curve continued to flatten as the market remained convinced that rising interest rates would eventually stall economic growth. The portfolio was positioned slightly shorter than the index during the first half of the year and moved to a generally neutral position for the remainder of 2006. Rising inflation kept interest rates higher for most of the year, but concerns over a weakening housing market began to overshadow the Fed’s focus on inflation. Weaker housing began to trickle through the economy as GDP growth slowed to 2%. Energy prices kept inflation elevated with crude oil climbing to $77 a barrel only to decline nearly 20% in the 4th Quarter. Markets responded favorably to the potential soft landing scenario as weaker housing and late quarter slowing of inflation kept interest rates below 5%.

Corporate bonds reacted to mostly supportive economic fundamentals and strong company earnings. The sector’s performance, however, was constrained by some general themes, notably the incidence of LBOs and shareholder-friendly activities. Overall the Lehman Brothers Credit Index outperformed U.S. Treasuries by 119 bps of excess return. The portfolio benefited from an overweight to the Credit sector throughout the year. The high yield market was the disproportionate winner this year, as the Lehman Brothers High Yield Index generated outsized excess returns of 843 bps over U.S. Treasuries. A small allocation to some high yield names added to performance as well. The mortgage market also performed well after a dismal 2005. The portfolio maintained a significant overweight position to residential and commercial mortgages throughout the year. Residential mortgages benefited from lower volatility, tightening spreads, and generally slower prepayments. Commercial mortgages continued their streak with another year of outperformance. Lower rated bonds benefited as commercial real estate fundamentals improved in most property types and markets. Generally, a positive year for most spread sectors with investors showing a healthy appetite for riskier assets.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-Year	5-Year	10-Year	inception		5-Year	10-Year	inception

Short-Term Bond Trust Series NAV[2] (began 5/1/94)	4.55%	3.28%	4.75%	—	—	17.53%	59.03%	—
Lehman Brothers 1-3 Year (Unhedged) Aggregate Index[4]	4.35%	3.26%	5.00%	—	—	17.40%	62.94%	—
Combined Index[3,4]	4.35%	3.20%	5.04%	—	—	17.05%	63.58%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 The Series NAV shares of the Short-Term Bond Trust were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Short-Term Bond Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Short-Term Bond Fund, the Trust’s predecessor. These shares were first issued May 1, 1994.

3 The Combined Index represents the Merrill Lynch 1-5 Year Government Bond Index from May 1994 to April 1998; 65% Lehman Brothers 1-3 Year Credit Bond Index, 35% Lehman Brothers 1-3 Year Government Bond Index from May 1998 to April 2002, and now Lehman Brothers Aggregate Bond Index from May 2002 and thereafter.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

12

Strategic Bond Trust

Subadviser: Western Asset Management Company
Portfolio Managers: Ken Leech, Steve Walsh, Keith Gardner, Matt Duda and Mike Buchanan

INVESTMENT OBJECTIVE & POLICIES ► To seek to achieve a high level of total return, consistent with preservation of capital, by investing the portfolio’s assets in five segments of the fixed-income market: (i) U.S. government obligations, (ii) investment-grade domestic corporate fixed-income securities, (iii) high yield corporate fixed-income securities, (iv) mortgage-backed and asset-backed securities and (v) investment-grade and high yield international fixed-income securities.

Sector Weighting *	% of Total

Mortgage Securities	31.04
Financial	9.94
Government	9.47
Asset Backed Securities	6.11
Energy	5.35
Industrial	4.11
Communications	4.05
Consumer, Cyclical	3.81
Utilities	3.70
Consumer, Non-cyclical	2.81

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Strategic Bond Series I returned +6.97%, outperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Interest rates rose across the yield curve this year, driven by a tighter-than-expected Fed and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively-sloped beyond that. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5% . Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

The Trust benefited from its exposure to high yield and emerging market debt as well as the decision to overweight mortgage-backed securities. A long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve suffered as short-term rates moved higher than expected. A moderate exposure to TIPS detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads. Our emphasis on high-yield debt was substantially rewarded as spreads narrowed, in particular on GM and Ford issues. Exposure to emerging market debt added to returns as spreads tightened. Non-dollar bond exposure contributed positively to returns, as our decision to retain some currency exposure benefited from a weak dollar, and our choice of bond markets outperformed their domestic counterparts.

Outlook ► Core inflation remains a bit above the Fed’s 1-2% comfort zone, but the economy is likely growing at a modestly below-average pace, thanks largely to pronounced weakness in the housing sector, and we don’t see signs of any major change in direction for the next several months at least. We think the Fed is likely to view this combination of forces in a favorable light, and leave policy unchanged for the foreseeable future. We plan to follow a tactical duration posture. In deference to the downside risks still lurking in the housing market, and because we think stable short-term interest rates are likely to allow a more normal term premium to reestablish itself with time, we’re holding a modest overweight exposure to the front end of the yield curve. Our primary sector overweight is to mortgage-backed securities, since they should continue to benefit from a relatively stable interest rate environment and low volatility. With credit spreads generally low, we are targeting an underweight exposure to the sector overall, with an overweight to lower quality credits where spreads still appear somewhat attractive. We think non-dollar bond markets offer competitive yields and diversification benefits.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Strategic Bond Trust Series I (began 2/19/93)	6.97%	7.63%	6.59%	—	—	44.41%	89.36%	—
Strategic Bond Trust Series II2 (began 1/28/02)	6.86%	7.44%	6.50%	—	—	43.18%	87.73%	—
Strategic Bond Trust Series NAV[3] (began 2/28/05)	7.05%	7.66%	6.61%	—	—	44.61%	89.61%	—
Lehman Brothers Aggregate Bond Index[4]	4.33%	5.06%	6.24%	—	—	27.98%	83.13%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

13

Strategic Income Trust

Subadviser: MFC Global Investment Managment (U.S.), LLC
Portfolio Managers: Barry Evans, John Isles and Daniel Samuel Janis

INVESTMENT OBJECTIVE & POLICIES ► To seek to achieve high current income through investing, under normal market conditions, primarily in foreign government and corporate debt securities from developed and emerging markets; U.S. Government and agency securities; and U.S. high yield bonds.

Sector Weighting *	% of Total

Government	42.28
Mortgage Securities	13.05
Financial	5.60
Consumer, Cyclical	4.22
Communications	4.21
Industrial	3.18
Energy	2.68
Consumer, Non-cyclical	2.04
Basic Materials	1.96
Utilities	0.36

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Strategic Income Trust Series I returned +4.13%, underperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment ► The global economy forged ahead in 2006, driven by easing monetary policy and continued demand from China. The Federal Reserve held rates unchanged in August after 17 consecutive interest rate hikes. Concerns of a U.S. economic slowdown affected the commodity markets, as oil fell 25% from its $80-a-barrel August peak. Economic conditions remained strong in Europe and the European Central Bank signaled that interest rate hikes are likely to continue through 2007. High-yield bonds produced strong gains, as investors sought out yield amid near historical low rates of default. Emerging market securities also enjoyed solid returns as a result of continued robust global demand for commodities and improved fundamentals.

The portfolio benefited from positioning in the high yield sector, which experienced historically low default levels. Our weighting in euro-denominated issues contributed to relative performance as the Euro appreciated due to robust European economic growth and a decreasing interest rate differential between Euro land and the United States. Detracting most from relative performance were our holdings in lower yielding Japanese Yen and Canadian dollar-denominated debt. While disappointing economic data and the continuation of the carry trade resulted in the modest depreciation of the Yen, exposure to falling commodity prices and a slowing U.S. economy had a slightly weakening effect on the Canadian dollar.

Outlook ► Given the ongoing resilience of the global economy and continued strong investor demand for yield-producing investments, we expect to increase our exposure to high-yield and emerging market bonds during market sell-offs or when we are able to buy credits we like at discounted prices. We are mindful that technical-rather than fundamental-factors are likely to drive the currency markets over the near term, just as they did during most of 2006. As a result, we will take a tactical approach to adding value in currencies in the coming months as opportunities warrant. Unless the global economy shows signs of a more substantial slowdown or inflationary pressures mount, we plan to keep the portfolio’s duration at a neutral level.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Strategic Income Trust Series I (began 5/3/04)	4.13%	—	—	5.68%	—	—	—	15.85%
Strategic Income Trust Series II (began 5/3/04)	3.95%	—	—	5.50%	—	—	—	15.33%
Strategic Income Trust Series NAV[2] (began 4/29/05)	4.15%	—	—	5.71%	—	—	—	15.94%
Lehman Brothers Aggregate Bond Index[3]	4.33%	—	—	4.18%	—	—	—	11.52%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

14

Total Return Trust

Subadviser: Pacific Investment Management Company
Portfolio Manager: William H. Gross

INVESTMENT OBJECTIVE & POLICIES ► To seek to achieve maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a 3- to 6-year time frame based on PIMCO’s forecast for interest rates.

Sector Weighting *	% of Total

Mortgage Securities	40.88
Financial	15.55
Government	10.74
Asset Backed Securities	5.26
Communications	2.14
Energy	1.13
Consumer, Cyclical	0.74
Utilities	0.49
Industrial	0.45
Technology	0.16

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ►  For the year 2006, the Total Return Trust Series I returned +3.67%, underperforming the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Fixed income assets gained during 2006 as a whole despite a difficult environment in the first half of the year. The Lehman Brothers Aggregate Bond Index, a widely used index of high-grade bonds, returned 4.33 percent for the full year. At the close of 2006, the benchmark ten-year Treasury yielded 4.71 percent, 31 bps higher than at the start of the year. The 2-10 year portion of the U.S. Treasury yield curve was inverted by 11 bps at year-end.

Bond markets struggled in the first half of the year as the Federal Reserve raised rates a total of four times and inflation pressures mounted, led by higher oil prices. The economic backdrop in the final two quarters was generally more benign. Interest rates moved lower for most of this period as the Fed held rates steady four times in a row and oil prices reversed course, helping ease headline inflation pressure. Markets interpreted the Fed pause as the end of a protracted tightening cycle in which the central bank boosted the Federal Funds Rate 17 straight times between June 2004 and June 2006.

Interest rate strategies were mixed for performance during the year. An above benchmark duration through most of the year was positive for performance as interest rates stabilized and fell in the second half of the year. However, an emphasis on short maturities was negative as the yield curve flattened and inverted. An overweighting to mortgage-backed bonds and security selection added to returns, as this sector outpaced Treasuries. An underweight to corporates was negative for returns, as demand remained robust in this sector despite historically thin credit premiums. A tactical allocation to high yield corporate bonds added value, as these securities significantly outperformed their high-grade counterparts. A modest exposure to municipal bonds also added value, as their lower volatility helped performance versus taxable bonds. Non-U.S. positions were mixed; a European underweight added value as the ECB raised rates, while exposure to the front of the United Kingdom curve detracted value, as their central bank raised rates. Exposure to emerging market bonds was positive, with capital continuing to flow into this sector.

Outlook ► The most likely outcome for the global economy in 2007 is slower growth with modest disinflation. Growth in Europe and Asia will be less reliant on U.S. demand than in the recent past. Each of these major economic regions is likely to grow at an annual rate of about 2 percent. The slowdown in the U.S. will be triggered by weakness in the real estate market that will spill over into consumption. The decline in the U.S. housing and auto sectors will generate weakness on a broader level in 2007, causing the Federal Reserve to begin easing in the first half of the year. The predominant risk to the forecast is that the downturn in the U.S. economy will be worse than we anticipate because of a more severe contraction in housing. In an environment where risk is masked by low volatility and risk premiums are near historical lows, PIMCO plans to focus on select strategies that offer the highest potential reward relative to the potential risks incurred. These strategies include targeting duration above index and emphasizing short maturity positions based on a belief that global yield curves will likely steepen.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Total Return Trust Series I (began 5/1/99)	3.67%	5.09%	—	5.64%	—	28.15%	—	52.29%
Total Return Trust Series II2 (began 1/28/02)	3.42%	4.91%	—	5.52%	—	27.09%	—	51.03%
Total Return Trust Series NAV[3] (began 2/28/05)	3.66%	5.10%	—	5.65%	—	28.25%	—	52.42%
Lehman Brothers Aggregate Bond Index[4]	4.33%	5.06%	—	5.79%	—	27.98%	—	53.93%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares, which have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares, which have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

15

U.S. Government Securities Trust

Subadviser: Western Asset Management Company
Portfolio Managers: Ken Leech, Steven Walsh, Mark Lindbloom, Ron Mass and Fred Mark

INVESTMENT OBJECTIVE & POLICIES ► To seek to achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity, by investing primarily in fixed-income obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

Sector Weighting *	% of Total

Mortgage Securities	61.88
Government	16.16
Asset Backed Securities	9.45

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ►  For the year 2006, the U.S. Government Securities Trust Series I returned +4.39%, outperforming the +3.55% return of the Citigroup 1-10 Year Treasury Index.

Environment ► Interest rates rose across the yield curve this year, driven by a tighter-than-expected Fed and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the five-year area, but still positively-sloped beyond that. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5% . Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

The Trust’s long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but recovered most of those losses as rates declined in the second half. Overweight exposure to the mortgage-backed sector had a positive impact on performance due to tighter spreads and low volatility.

Outlook ►  Core inflation remains a bit above the Fed’s 1-2% comfort zone, but the economy is likely growing at a modestly below-average pace, thanks largely to pronounced weakness in the housing sector. We don’t see signs of any major change in direction for the next several months at least. We think the Fed is likely to view this combination of forces in a favorable light, and leave policy unchanged for the foreseeable future. We plan to follow a tactical duration posture. In deference to the downside risks still lurking in the housing market, and because we think stable short-term interest rates are likely to allow a more normal term premium to reestablish itself with time, we’re holding a modest overweight exposure to the front end of the yield curve. Our primary sector overweight is to mortgage-backed securities, since they should continue to benefit from a relatively stable interest rate environment and low volatility.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

U.S. Government Securities Trust Series I (began 3/18/88)	4.39%	3.69%	5.16%	—	—	19.86%	65.46%	—
U.S. Government Securities Trust Series II2 (began 1/28/02)	4.19%	3.54%	5.09%	—	—	19.02%	64.30%	—
U.S. Government Securities Trust
Series NAV[3] (began 2/28/05)	4.39%	3.69%	5.17%	—	—	19.89%	65.50%	—
Citigroup 1-10 Year Treasury Index[4]	3.55%	3.65%	5.30%	—	—	19.62%	67.63%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were first offered February 28, 2005. For periods prior to February 28, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to February 28, 2005 reflected Series NAV expenses, performance would be higher.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

16

U.S. High Yield Bond Trust

Subadviser: Wells Capital Management, Inc.
Portfolio Managers: Roger Wittlin, Phil Susser and Niklas Nordenfelt

INVESTMENT OBJECTIVE & POLICIES ►  To seek total return with a high level of current income. The portfolio invests, under normal market conditions, primarily in below investment-grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

Sector Weighting *	% of Total

Communications	19.86
Financial	15.39
Consumer, Non-cyclical	13.16
Consumer, Cyclical	10.78
Industrial	7.19
Energy	6.81
Technology	5.16
Basic Materials	3.10
Utilities	1.90
Asset Backed Securities	0.32

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the U.S. High Yield Bond Series I returned +9.58%, underperforming the +10.71% return of the Merrill Lynch U.S. High Yield Master II Constrained Index.

Environment ► Strong U.S. economic growth and higher energy prices during early 2006 pushed Treasury yields significantly higher during the first half of 2006. During this time, the Federal Reserve continued its tightening regime lifting the Fed Funds rate from 4.25% at the end of 2005 to the current rate of 5.25% . Interest rates fell during the second half of 2006 finishing the year only 30 - 40 bps higher than they began. “Risky” assets, including high yield bonds, posted impressive returns in 2006 on economic data that lent support to the Federal Reserve’s decision to halt interest-rate hikes in August. The high yield market, in particular, was supported by low volatility, strong equity returns and abundant market liquidity. The benign macro environment led to riskiest assets (highly leveraged CCC-rated and distressed bonds) to perform best.

Outlook ► As we look to 2007, we have a constructive but cautious/diligent approach towards managing credit this year. Unlike 2006, we do not believe that positioning in the riskiest credits will prove to be as rewarding as 2006 results showed.

For 2007, the overall macro economic issues continue to be favorable as inflationary issues are manageable with a strict Fed policy and companies have access to vast liquidity through the capital markets. However, given the number of companies which have been formulated through the private equity market with ever-increasing leverage (debt to EBITDA) we expect that the current default rate of less than 2% is not sustainable. With a slowly rising default rate and the possibility of a number of companies facing stressed conditions in the future, a thorough credit underwriting process of each credit is essential in avoiding potential credit widening which may occur on a credit by credit basis during 2007.

We expect that 2007 will see a continual pattern like 2006 of large leveraged buyout (LBO) activity. In these large transactions, in-depth understanding of the loan and bond covenants will affect the overall performance of the credit as private equity firms continue pushing for more equity-friendly structures.

With an inverted treasury curve, the risk/reward of purchasing secure first lien floating rate loans with a similar current coupon as riskier subordinated debt, is an ongoing strategy. This will be employed in overall portfolio building to lessen potential credit deterioration which may take place in 2007.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

U.S. High Yield Bond Trust Series I (began 4/29/05)	9.58%	—	—	8.17%	—	—	—	14.05%
U.S. High Yield Bond Trust Series II (began 4/29/05)	9.46%	—	—	8.05%	—	—	—	13.84%
U.S. High Yield Bond Trust Series NAV (began 4/29/05)	9.62%	—	—	8.24%	—	—	—	14.18%
Merrill Lynch High Yield Master II Constrained Index[2]	10.71%	—	—	9.66%	—	—	—	16.69%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

17

John Hancock Trust

Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*	Annualized
	Account Value	Account Value	7-1-06–	Expense
	7-1-06	12-31-06	12-31-06	Ratio

Active Bond

Series I — Actual	$1,000.00	$1,052.18	$3.52	0.68%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.78	3.47	0.68%
Series II — Actual	1,000.00	1,051.12	4.55	0.88%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.77	4.48	0.88%
Series NAV — Actual	1,000.00	1,052.13	3.26	0.63%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.03	3.21	0.63%

Core Bond

Series I — Actual	$1,000.00	$1,047.93	$4.34	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.97	4.28	0.84%
Series II — Actual	1,000.00	1,047.15	5.37	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.96	5.30	1.04%
Series NAV — Actual	1,000.00	1,048.01	4.08	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%

Global Bond

Series I — Actual	$1,000.00	$1,023.30	$4.28	0.84%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.97	4.28	0.84%
Series II — Actual	1,000.00	1,021.99	5.30	1.04%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.96	5.30	1.04%
Series NAV — Actual	1,000.00	1,024.04	4.03	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%

High Income

Series NAV — Actual	$1,000.00	$1,153.97	$3.80	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.68	3.57	0.70%

18

John Hancock Trust

Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period*	Annualized
	Account Value	Account Value	7-1-06–	Expense
	7-1-06	12-31-06	12-31-06	Ratio

High Yield

Series I — Actual	$1,000.00	$1,086.65	$4.00	0.76%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Series II — Actual	1,000.00	1,085.19	5.05	0.96%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.37	4.89	0.96%
Series NAV — Actual	1,000.00	1,086.91	3.73	0.71%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.63	3.62	0.71%

Investment Quality Bond

Series I — Actual	$1,000.00	$1,046.68	$3.66	0.71%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.63	3.62	0.71%
Series II — Actual	1,000.00	1,045.82	4.69	0.91%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.62	4.63	0.91%
Series NAV — Actual	1,000.00	1,047.66	3.41	0.66%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.88	3.36	0.66%

Real Return Bond

Series I — Actual	$1,000.00	$1,011.68	$4.21	0.83%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.02	4.23	0.83%
Series II — Actual	1,000.00	1,010.20	5.22	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
Series NAV — Actual	1,000.00	1,010.99	3.95	0.78%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%

Short-Term Bond

Series NAV — Actual	$1,000.00	$1,031.73	$3.02	0.59%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.23	3.01	0.59%

Strategic Bond

Series I — Actual	$1,000.00	$1,076.16	$4.19	0.80%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.17	4.08	0.80%
Series II — Actual	1,000.00	1,075.27	5.23	1.00%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.16	5.09	1.00%
Series NAV — Actual	1,000.00	1,076.37	3.93	0.75%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%

Strategic Income

Series I — Actual	$1,000.00	$1,032.10	$4.81	0.94%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.47	4.79	0.94%
Series II — Actual	1,000.00	1,031.58	5.84	1.14%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,019.46	5.80	1.14%
Series NAV — Actual	1,000.00	1,031.87	4.15	0.81%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.12	4.13	0.81%

19

John Hancock Trust

Understanding your portfolio’s expenses

			Expenses Paid
	Beginning	Ending	During Period*	Annualized
	Account Value	Account Value	7-1-06–	Expense
	7-1-06	12-31-06	12-31-06	Ratio

Total Return

Series I — Actual	$1,000.00	$1,044.56	$4.23	0.82%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.07	4.18	0.82%
Series II — Actual	1,000.00	1,043.12	5.25	1.02%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.06	5.19	1.02%
Series NAV — Actual	1,000.00	1,044.66	3.97	0.77%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%

U.S. Government Securities

Series I — Actual	$1,000.00	$1,048.02	$3.87	0.75%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.42	3.82	0.75%
Series II — Actual	1,000.00	1,047.25	4.90	0.95%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.42	4.84	0.95%
Series NAV — Actual	1,000.00	1,048.17	3.61	0.70%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.68	3.57	0.70%

U.S. High Yield Bond

Series I — Actual	$1,000.00	$1,069.62	$4.12	0.79%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%
Series II — Actual	1,000.00	1,068.77	5.37	1.03%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,020.01	5.24	1.03%
Series NAV — Actual	1,000.00	1,069.57	4.12	0.79%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.22	4.02	0.79%

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

20

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2006

Assets	Active Bond	Core Bond	Global Bond	High Income

Investments, at value	$2,736,936,279	$240,374,126	$1,608,865,085	$343,552,223
Securities loaned, at value	130,349,393	23,707,206	31,120,156	68,748,469
Repurchase agreements, at value	26,423,000	811,000	6,000,000	52,000
Total investments, at value	2,893,708,672	264,892,332	1,645,985,241	412,352,692
Cash	745	432	—	—
Foreign currency, at value	1,600,074	—	11,893,388	—
Receivable for investments sold	86,000	1,002,162	11,131,258	—
Receivable for delayed delivery securities sold	—	47,555,051	275,398,495	—
Receivable for forward foreign currency exchange contracts	—	—	1,874,934	530,023
Receivable for fund shares sold	14,656,328	36,163	4,325,850	31,326
Dividends and interest receivable	20,074,127	1,692,680	16,420,306	5,254,412
Unrealized appreciation of swap contracts	—	—	11,424,360	—
Receivable due from adviser	—	—	527	—
Other assets	137,858	689	3,378	1,321
Total assets	2,930,263,804	315,179,509	1,978,457,737	418,169,774

Liabilities

Due to custodian	—	—	407,302	—
Investments sold short, at value	—	—	219,416,049	—
Payable for interest on securities sold short	—	—	1,187,274	—
Payable for investments purchased	6,149,643	3,293,280	18,214	498,616
Payable for delayed delivery securities purchased	328,804,380	63,778,231	655,701,014	—
Payable for forward foreign currency exchange contracts	—	—	4,515,827	—
Payable for fund shares repurchased	85,853	862	165,542	—
Payable upon return of securities loaned	127,798,685	24,197,157	31,748,020	70,236,544
Payable for options written, at value	—	—	7,125,230	—
Unrealized depreciation of swap contracts	—	—	8,405,556	—
Unrealized depreciation on forward volatility options	—	—	841,107	—
Payable for futures variation margin	—	—	336,277	—
Payable to affiliates
Fund administration fees	57,680	4,736	22,310	14,356
Trustees’ fees	19,611	1,614	7,836	3,319
Investment management fees	354,609	—	—	—
Other payables and accrued expenses	822,692	55,042	135,786	57,441
Total liabilities	464,093,153	91,330,922	930,033,344	70,810,276

Net assets

Capital paid-in	2,374,300,440	221,327,569	1,016,046,360	304,745,366
Undistributed net investment income (loss)	105,171,643	8,523,461	40,863,453	14,542,391
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options, foreign currency transactions
and swap agreements	(16,962,871)	(6,241,749)	(10,868,522)	1,150,182
Net unrealized appreciation (depreciation) on investments,
futures contracts, options, foreign currency translations of assets and
liabilities in foreign currencies, short sales and swap agreements	3,661,439	239,306	2,383,102	26,921,559
Net assets	$2,466,170,651	$223,848,587	$1,048,424,393	$347,359,498
Investments, including repurchase agreements, at cost	$2,890,171,698	$264,653,026	$1,639,327,423	$385,960,881
Foreign currency, at cost	$1,491,644	—	$11,896,077	—
Proceeds received on short sales	—	—	$221,398,987	—
Premiums received on written options	—	—	$7,108,679	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$139,085,509	$102,230	$115,166,943	—
Shares outstanding	14,072,491	8,060	7,714,811	—
NAV per share	$9.88	$12.68	$14.93	—
Series II
Net assets	$553,494,620	$1,704,106	$199,996,718	—
Shares outstanding	56,072,550	134,654	13,450,556	—
NAV per share	$9.87	$12.66	$14.87	—
Series NAV
Net assets	$1,773,590,522	$222,042,251	$733,260,732	$347,359,498
Shares outstanding	179,282,967	17,535,943	49,189,856	24,396,394
NAV per share	$9.89	$12.66	$14.91	$14.24

The accompanying notes are an integral part of the financial statements.

21

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2006

		Investment
Assets	High Yield	Quality Bond	Real Return Bond	Short-Term Bond

Investments, at value	$1,687,640,504	$406,125,353	$2,103,364,192	$293,015,381
Securities loaned, at value	319,875,797	90,379,809	1,200,121	35,374,497
Repurchase agreements, at value	63,300,000	10,100,000	10,601,000	2,153,000
Total investments, at value	2,070,816,301	506,605,162	2,115,165,313	330,542,878
Cash	390,923	—	579	389
Foreign currency, at value	1,344,645	—	631,453	—
Receivable for investments sold	230,451	—	—	—
Receivable for delayed delivery securities sold	—	—	18,344,716	—
Receivable for forward foreign currency exchange contracts	—	—	167,282	—
Receivable for fund shares sold	484,405	2,758,426	138,548	—
Dividends and interest receivable	37,211,593	5,553,830	7,256,213	2,641,412
Unrealized appreciation of swap contracts	—	—	2,475,641	—
Receivable for futures variation margin	—	11,375	—	—
Receivable due from adviser	14,770	6,911	473	—
Other assets	4,591	1,514	3,048	813
Total assets	2,110,497,679	514,937,218	2,144,183,266	333,185,492

Liabilities

Due to custodian	—	105	—	—
Investments sold short, at value	—	—	9,934,380	—
Payable for interest on securities sold short	—	—	60,048	—
Payable for investments purchased	3,042,951	—	2,421,317	—
Payable for delayed delivery securities purchased	—	—	1,142,375,353	—
Payable for forward foreign currency exchange contracts	—	—	918,100	—
Payable for fund shares repurchased	35,916	8,963	62,060	42,275
Payable upon return of securities loaned	326,523,332	92,199,198	1,225,250	36,100,375
Payable for options written, at value	—	—	609,310	—
Unrealized depreciation of swap contracts	—	—	488,053	—
Unrealized depreciation on forward volatility options	—	—	186,116	—
Payable for futures variation margin	—	—	78,313	—
Payable to affiliates
Fund administration fees	32,189	9,232	20,614	993
Trustees’ fees	13,216	3,380	7,114	1,851
Other payables and accrued expenses	181,752	76,000	139,016	138,118
Total liabilities	329,829,356	92,296,878	1,158,525,044	36,283,612

Net assets

Capital paid-in	1,730,151,288	419,410,765	1,003,427,887	293,391,345
Undistributed net investment income (loss)	125,807,216	19,970,920	32,503,052	11,844,262
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options, foreign currency transactions
and swap agreements	(109,413,376)	(22,919,084)	(24,683,485)	(7,469,226)
Net unrealized appreciation (depreciation) on investments,
futures contracts, options, foreign currency translations of assets and
liabilities in foreign currencies, short sales and swap agreements	34,123,195	6,177,739	(25,589,232)	(864,501)
Net assets	$1,780,668,323	$422,640,340	$985,658,222	$296,901,880
Investments, including repurchase agreements, at cost	$2,036,747,796	$500,553,023	$2,141,530,959	$331,407,379
Foreign currency, at cost	$1,326,551	—	667,576	—
Proceeds received on short sales	—	—	10,075,763	—
Premiums received on written options	—	—	764,268	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$154,092,320	$183,362,556	$5,437,446	—
Shares outstanding	14,453,908	15,721,021	418,718	—
NAV per share	$10.66	$11.66	$12.99	—
Series II
Net assets	$100,665,802	$142,796,205	$108,252,065	—
Shares outstanding	9,412,154	12,266,396	8,403,404	—
NAV per share	$10.70	$11.64	$12.88	—
Series NAV
Net assets	$1,525,910,201	$96,481,579	$871,968,711	$296,901,880
Shares outstanding	143,613,741	8,284,759	67,682,810	29,450,654
NAV per share	$10.63	$11.65	$12.88	$10.08

The accompanying notes are an integral part of the financial statements.

22

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2006

				U.S. Government
Assets	Strategic Bond	Strategic Income	Total Return	Securities

Investments, at value	$697,015,650	$361,178,432	$2,366,007,009	$666,341,957
Securities loaned, at value	68,624,730	68,965,835	27,638,680	19,465,836
Repurchase agreements, at value	83,700,000	21,000	72,516,000	—
Total investments, at value	849,340,380	430,165,267	2,466,161,689	685,807,793
Cash	344,658	807	13,793	201,664
Foreign currency, at value	773,417	1,154,974	12,777,562	—
Receivable for investments sold	178,569	2,096,753	—	—
Receivable for delayed delivery securities sold	—	—	53,953,359	—
Receivable for forward foreign currency exchange contracts	—	3,529,781	1,145,700	—
Receivable for fund shares sold	1,093,547	149,996	2,415,524	260,972
Dividends and interest receivable	6,987,211	5,629,030	7,369,418	1,129,890
Unrealized appreciation of swap contracts	—	—	3,794,541	—
Receivable due from adviser	10,524	7	3,043	5,987
Other assets	2,975	148	24,780	1,587
Total assets	858,731,281	442,726,763	2,547,659,409	687,407,893

Liabilities

Payable for investments purchased	2,248,414	1,044,111	177,672,498	3,078
Payable for delayed delivery securities purchased	168,570,821	—	392,934,492	284,887,811
Payable for forward foreign currency exchange contracts	—	5,699,493	1,174,347	—
Payable for fund shares repurchased	241,062	—	45,081	64,647
Payable upon return of securities loaned	70,263,869	70,819,607	28,208,693	19,857,025
Payable for options written, at value	803,128	—	8,007,479	—
Swap premium payable	—	—	455,236	—
Unrealized depreciation of swap contracts	—	—	3,898,950	—
Payable for futures variation margin	312,596	—	572,971	31,250
Payable to affiliates
Fund administration fees	10,582	10,783	40,450	8,759
Trustees’ fees	4,915	2,495	14,592	3,383
Other payables and accrued expenses	101,338	57,008	270,034	81,636
Total liabilities	242,556,725	77,633,497	613,294,823	304,937,589

Net assets

Capital paid-in	585,691,023	365,837,597	1,881,129,101	375,973,630
Undistributed net investment income (loss)	32,217,778	644,439	73,491,295	17,457,268
Accumulated undistributed net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions
and swap agreements	(10,115,679)	(1,584,551)	(9,184,649)	(6,512,114)
Net unrealized appreciation (depreciation) on investments,
futures contracts, options written, foreign currency translations of
assets and liabilities in foreign currencies and swap agreements	8,381,434	195,781	(11,071,161)	(4,448,480)
Net assets	$616,174,556	$365,093,266	$1,934,364,586	$382,470,304
Investments, including repurchase agreements, at cost	$841,016,605	$428,848,734	$2,469,440,034	$690,070,561
Foreign currency, at cost	$767,807	$1,169,757	$12,757,558	—
Premiums received on written options	$2,032,216	—	$6,247,409	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.

Series I
Net assets	$169,815,136	$10,093,728	$367,752,090	$181,274,863
Shares outstanding	14,139,998	762,135	26,599,982	13,399,137
NAV per share	$12.01	$13.24	$13.83	$13.53

Series II
Net assets	$111,426,147	$19,703,449	$247,591,957	$85,477,742
Shares outstanding	9,288,808	1,485,346	17,959,956	6,323,927
NAV per share	$12.00	$13.27	$13.79	$13.52

Series NAV
Net assets	$334,933,273	$335,296,089	$1,319,020,539	$115,717,699
Shares outstanding	27,964,073	25,342,021	95,608,490	8,576,255
NAV per share	$11.98	$13.23	$13.80	$13.49

The accompanying notes are an integral part of the financial statements.

23

John Hancock Trust

Statements of Assets and Liabilities — December 31, 2006

Assets	U.S. High Yield Bond

Investments, at value	$338,682,324
Securities loaned, at value	50,256,654
Repurchase agreements, at value	14,628,000
Total investments, at value	403,566,978
Cash	547
Receivable for investments sold	2,014,395
Receivable for fund shares sold	31,226
Dividends and interest receivable	5,429,061
Receivable due from adviser	2,703
Other assets	665
Total assets	411,045,575

Liabilities

Payable for investments purchased	7,681,514
Payable for fund shares repurchased	334
Payable upon return of securities loaned	51,295,065
Payable to affiliates
Fund administration fees	8,416
Trustees’ fees	2,406
Other payables and accrued expenses	58,024
Total liabilities	59,045,759

Net assets

Capital paid-in	328,876,835
Undistributed net investment income (loss)	19,031,584
Accumulated undistributed net realized gain (loss) on investments	(2,494,149)
Net unrealized appreciation (depreciation) on investments	6,585,546
Net assets	$351,999,816
Investments, including repurchase agreements, at cost	$396,981,432

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$919,020
Shares outstanding	67,996
NAV per share	$13.52
Series II
Net assets	$2,825,156
Shares outstanding	208,999
NAV per share	$13.52
Series NAV
Net assets	$348,255,640
Shares outstanding	25,736,717
NAV per share	$13.53

The accompanying notes are an integral part of the financial statements.

24

John Hancock Trust

Statements of Operations — For the year ended December 31, 2006

Investment income	Active Bond	Core Bond	Global Bond [b]	High Income [a]

Interest	$108,528,006	$9,857,215	$40,679,032	$14,401,469
Securities lending	583,484	12,505	31,495	213,189
Dividends	176,451	—	168,711	1,073,262
Less foreign taxes withheld	(36,940)	(2,559)	(62,167)	(131,151)
Total investment income	109,251,001	9,867,161	40,817,071	15,556,769

Expenses

Investment management fees (Note 3)	13,301,008	1,244,541	6,373,035	1,380,440
Series I distribution and service fees (Note 3)	75,513	41	61,705	—
Series II distribution and service fees (Note 3)	1,365,304	3,423	410,752	—
Series III distribution and service fees (Note 3)	—	—	738	—
Transfer agent fees for Series III (Note 3)	—	—	1,101	—
Blue sky fees for Series III (Note 3)	—	—	1,782	—
Fund administration fees (Note 3)	205,637	16,561	80,750	22,233
Audit and legal fees	73,348	31,472	41,641	30,791
Printing and postage fees (Note 3)	25,022	19,582	91,687	26,824
Custodian fees	343,413	154,964	586,136	39,501
Trustees’ fees (Note 4)	36,841	2,757	14,236	4,603
Registration and filing fees	16,060	604	8,727	4,155
Interest expense on securities sold short	—	—	3,610	—
Miscellaneous	71,431	16,342	45,617	5,039
Total expenses	15,513,577	1,490,287	7,721,517	1,513,586
Less: expense reductions (Note 3)	(5,022)	(443)	(4,961)	(690)
Net expenses	15,508,555	1,489,844	7,716,556	1,512,896
Net investment income	93,742,446	8,377,317	33,100,515	14,043,873

Realized and unrealized gain

Net realized gain (loss) on
Investments	(5,020,786)	(1,766,482)	(5,461,796)	1,352,800
Futures contracts	—	—	(60,036)	—
Options	—	—	(477,066)	387,539
Swap contracts	—	—	(2,357,925)	—
Foreign currency transactions	296,812	—	15,166,843	(91,639)
Change in net unrealized appreciation of:
Investments	19,751,484	1,013,272	4,433,591	26,391,811
Futures contracts	—	—	(6,444,429)	—
Options	—	—	(1,363,872)	—
Securities sold short	—	—	1,982,938	—
Swap contracts	—	—	13,042,732	—
Translation of assets and liabilities in foreign currencies	153,996	—	(4,520,506)	529,748
Net realized and unrealized gain	15,181,506	(753,210)	13,940,474	28,570,259
Increase in net assets from operations	$108,923,952	$7,624,107	$47,040,989	$42,614,132

a Period from 4-28-06 (commencement of operations) to 12-31-06.

b Series III shares were terminated on 10-04-06.

The accompanying notes are an integral part of the financial statements.

25

John Hancock Trust

Statements of Operations — For the year ended December 31, 2006

		Investment
Investment income	High Yield [a]	Quality Bond [a]	Real Return Bond [a]	Short-Term Bond

Interest	$133,654,941	$21,724,566	$40,766,283	$11,050,393
Securities lending	2,063,090	51,677	2,050	20,553
Dividends	92,127	—	—	—
Less foreign taxes withheld	(88,810)	(4,031)	—	—
Total investment income	135,721,348	21,772,212	40,768,333	11,070,946

Expenses

Investment management fees (Note 3)	10,819,024	2,362,925	5,805,549	1,355,865
Series I distribution and service fees (Note 3)	81,600	102,521	2,465	—
Series II distribution and service fees (Note 3)	252,785	290,148	315,219	—
Series III distribution and service fees (Note 3)	1,977	403	248	—
Transfer agent fees for Series III (Note 3)	2,932	686	429	—
Blue sky fees for Series III (Note 3)	1,941	1,621	1,749	—
Fund administration fees (Note 3)	145,688	35,909	71,408	13,194
Audit and legal fees	49,715	40,449	51,888	28,114
Printing and postage fees (Note 3)	184,694	46,394	85,386	—
Custodian fees	350,352	158,302	311,476	13,838
Trustees’ fees (Note 4)	28,167	6,111	12,776	3,654
Registration and filing fees	17,754	3,799	8,337	332
Interest expense on securities sold short	—	—	21,720	—
Miscellaneous	25,786	5,579	31,534	13,557
Total expenses	11,962,415	3,054,847	6,720,184	1,428,554
Less: expense reductions (Note 3)	(8,399)	(3,159)	(4,137)	(612)
Net expenses	11,954,016	3,051,688	6,716,047	1,427,942
Net investment income	123,767,332	18,720,524	34,052,286	9,643,004

Realized and unrealized gain

Net realized gain (loss) on
Investments	(2,494,675)	(1,307,283)	(9,109,427)	(991,297)
Futures contracts	—	(343,877)	846,536	—
Options	—	—	(99,075)	—
Swap contracts	—	—	(1,254,847)	—
Foreign currency transactions	163,069	—	(65,576)	—
Change in net unrealized appreciation of:
Investments	45,099,198	(3,039,567)	(25,746,559)	1,886,388
Futures contracts	—	180,209	(477,280)	—
Options	—	—	(31,158)	—
Securities sold short	—	—	141,383	—
Swap contracts	—	—	2,876,958	—
Translation of assets and liabilities in foreign currencies	59,372	—	(456,511)	—
Net realized and unrealized gain	42,826,964	(4,510,518)	(33,375,556)	895,091
Increase in net assets from operations	$166,594,296	$14,210,006	$676,730	$10,538,095

a Series III shares were terminated on 10-04-06.

The accompanying notes are an integral part of the financial statements.

26

John Hancock Trust

Statements of Operations — For the year ended December 31, 2006

				U.S. Government
Investment income	Strategic Bond [a]	Strategic Income	Total Return [a]	Securities [a]

Interest	$37,225,401	$12,296,284	$85,483,717	$19,640,889
Securities lending	330,803	49,512	29,310	3
Dividends	146,070	102,554	701,294	—
Less foreign taxes withheld	(2,364)	(22,669)	—	—
Total investment income	37,699,910	12,425,681	86,214,321	19,640,892

Expenses

Investment management fees (Note 3)	4,245,929	1,652,840	11,996,292	2,445,049
Series I distribution and service fees (Note 3)	87,707	6,654	198,204	98,876
Series II distribution and service fees (Note 3)	275,604	61,357	657,994	233,094
Series III distribution and service fees (Note 3)	874	—	6,040	364
Transfer agent fees for Series III (Note 3)	1,403	—	9,138	648
Blue sky fees for Series III (Note 3)	1,729	—	2,464	1,642
Fund administration fees (Note 3)	58,234	16,411	149,426	38,296
Audit and legal fees	39,862	33,517	60,583	38,613
Printing and postage fees (Note 3)	79,282	17,711	188,525	53,048
Custodian fees	238,140	133,108	612,747	154,968
Trustees’ fees (Note 4)	11,697	3,192	28,728	6,036
Registration and filing fees	4,603	2,556	18,387	3,114
Miscellaneous	26,223	22,095	45,846	18,939
Total expenses	5,071,287	1,949,441	13,974,374	3,092,687
Less: expense reductions (Note 3)	(4,365)	(736)	(15,453)	(3,073)
Net expenses	5,066,922	1,948,705	13,958,921	3,089,614
Net investment income	32,632,988	10,476,976	72,255,400	16,551,278

Realized and unrealized gain

Net realized gain (loss) on
Investments	(2,761,286)	(294,100)	3,110,479	3,421,188
Futures contracts	11,193,076	—	(4,667,167)	401,978
Options	(9,984,392)	(526,418)	1,179,963	(3,875)
Swap contracts	—	—	(1,142,043)	—
Foreign currency transactions	(60,590)	(236,931)	1,814,752	—
Change in net unrealized appreciation of:
Investments	7,407,614	918,479	(1,079,935)	(4,023,989)
Futures contracts	(956,602)	—	(7,903,695)	85,644
Options	1,229,088	—	(2,500,486)	—
Swap contracts	—	—	814,066	—
Translation of assets and liabilities in foreign currencies	20,253	(1,143,813)	214,804	—
Net realized and unrealized gain	6,087,161	(1,282,783)	(10,159,262)	(119,054)
Increase in net assets from operations	$38,720,149	$9,194,193	$62,096,138	$16,432,224

a Series III shares were terminated on 10-04-06.

The accompanying notes are an integral part of the financial statements.

27

John Hancock Trust

Statements of Operations — For the year ended December 31, 2006

Investment income	U.S. High Yield Bond

Interest	$20,417,879
Securities lending	86,657
Less foreign taxes withheld	(2,616)
Total investment income	20,501,920

Expenses

Investment management fees (Note 3)	1,883,922
Series I distribution and service fees (Note 3)	411
Series II distribution and service fees (Note 3)	5,856
Fund administration fees (Note 3)	21,071
Audit and legal fees	32,533
Printing and postage fees (Note 3)	24,195
Custodian fees	66,430
Trustees’ fees (Note 4)	3,681
Registration and filing fees	1,512
Miscellaneous	5,871
Total expenses	2,045,482
Less: expense reductions (Note 3)	(693)
Net expenses	2,044,789
Net investment income	18,457,131

Realized and unrealized gain

Net realized gain (loss) on
Investments	(422,999)
Change in net unrealized appreciation of:
Investments	6,563,561
Net realized and unrealized gain	6,140,562
Increase in net assets from operations	$24,597,693

The accompanying notes are an integral part of the financial statements.

28

John Hancock Trust

Statements of Changes in Net Assets

	Active Bond			Core Bond
	Year ended	Year ended	Year ended		Year ended
Increase (decrease) in net assets	12-31-06	12-31-05[a]	12-31-06		12-31-05[b]

From operations
Net investment income (loss)	$93,742,446	$65,520,013	$8,377,317		$5,418,089
Net realized gain (loss)	(4,723,974)	3,004,761	(1,766,482)		(3,875,204)
Change in net unrealized appreciation (depreciation)	19,905,480	(29,886,964)	1,013,272		(773,966)
Increase (decrease) in net assets resulting from operations	108,923,952	38,637,810	7,624,107		768,919
Distributions to shareholders
From net investment income
Series I	(4,305,469)	—	(2,611)		—
Series II	(14,300,548)	—	(28,039)		—
Series NAV	(33,393,212)	(12,770,632)	(5,841,358)		—
From net realized gain
Series I	—	(512,678)	—		—
Series II	—	(1,243,423)	—		—
Series NAV	—	(2,240,270)	—		—
	(51,999,229)	(16,767,003)	(5,872,008)		—
From Fund share transactions	463,943,213[f]	921,048,123	68,520,170		152,807,399

Net assets

Beginning of period	1,945,302,715	1,002,383,785	153,576,318		—
End of period	$2,466,170,651	$1,945,302,715	$223,848,587		$153,576,318
Undistributed net investment income (loss)	$105,171,643	$61,658,951	$8,523,461		$5,856,642

	Global Bond		High Income
	Year ended	Year ended	Period ended
Increase (decrease) in net assets	12-31-06[c]	12-31-05[d]	12-31-06[e]

From operations
Net investment income (loss)	$33,100,515	$28,262,624	$14,043,873
Net realized gain (loss)	6,810,020	(21,868,763)	1,648,700
Change in net unrealized appreciation (depreciation)	7,130,454	(71,840,352)	26,921,559
Increase (decrease) in net assets resulting from operations	47,040,989	(65,446,491)	42,614,132
Distributions to shareholders
From net investment income
Series I	—	(8,877,428)	—
Series II	—	(5,051,503)	—
Series III	—	(31,983)	—
Series NAV	—	(27,079,201)	—
From net realized gain
Series I	(1,603,860)	(1,610,076)	—
Series II	(1,961,988)	(1,004,951)	—
Series III	(5,360)	(5,709)	—
Series NAV	(7,539,897)	(4,614,879)	—
	(11,111,105)	(48,275,730)	—
From Fund share transactions	218,098,822[f]	100,783,325	304,745,366

Net assets

Beginning of period	794,395,687	807,334,583	—
End of period	$1,048,424,393	$794,395,687	$347,359,498
Undistributed net investment income (loss)	$40,863,453	($1,488,607)	$14,542,391

a Series I and Series II shares began operations on 4-29-05.

b Period from 4-29-05 (commencement of operations) to 12-31-05.

c Series III shares were terminated on 10-4-06.

d Series NAV shares began operations 2-28-05.

e Period from 4-28-06 (commencement of operations) to 12-31-06.

f Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

25

John Hancock Trust

Statements of Changes in Net Assets

	High Yield		Investment Quality Bond
	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]	12-31-06[a]	12-31-05[b]

From operations
Net investment income (loss)	$123,767,332	$115,302,685	$18,720,524	$22,890,626
Net realized gain (loss)	(2,331,606)	9,778,913	(1,651,160)	3,984,915
Change in net unrealized appreciation (depreciation)	45,158,570	(71,734,999)	(2,859,358)	(17,898,109)
Increase (decrease) in net assets resulting from operations	166,594,296	53,346,599	14,210,006	8,977,432
Distributions to shareholders
From net investment income
Series I	(10,963,040)	(12,032,871)	(12,897,908)	(16,433,919)
Series II	(6,589,348)	(4,921,740)	(6,123,137)	(3,023,232)
Series III	(58,691)	(22,593)	(12,486)	(4,558)
Series NAV	(101,658,612)	(67,320,147)	(3,793,510)	(6,323,797)
	(119,269,691)	(84,297,351)	(22,827,041)	(25,785,506)
From Fund share transactions	94,905,199[c]	221,973,624	54,159,218	(78,336,988)

Net assets

Beginning of period	1,638,438,519	1,447,415,647	377,098,157	472,243,219
End of period	$1,780,668,323	$1,638,438,519	$422,640,340	$377,098,157
Undistributed net investment income (loss)	$125,807,216	$119,268,236	$19,970,920	$22,884,554

	Real Return Bond		Short-Term Bond
	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]	12-31-06	12-31-05

From operations
Net investment income (loss)	$34,052,286	$15,962,071	$9,643,004	$7,184,585
Net realized gain (loss)	(9,682,389)	3,126,810	(991,297)	(454,615)
Change in net unrealized appreciation (depreciation)	(23,693,167)	(10,665,965)	1,886,388	(1,987,383)
Increase (decrease) in net assets resulting from operations	676,730	8,422,916	10,538,095	4,742,587
Distributions to shareholders
From net investment income
Series I	(117,172)	—	—	—
Series II	(3,077,510)	(198,831)	—	—
Series III	(2,893)	—	—	—
Series NAV	(16,156,204)	(3,099,482)	(6,806,814)	(3,858,411)
From net realized gain
Series I	(88,336)	(689,751)	—	—
Series II	(2,511,838)	(6,701,641)	—	—
Series III	(2,499)	(2,929)	—	—
Series NAV	(11,962,833)	(19,980,480)	—	—
	(33,919,285)	(30,673,114)	(6,806,814)	(3,858,411)
From Fund share transactions	327,387,803	173,464,033	86,176,948[c]	(47,143,253)

Net assets

Beginning of period	691,512,974	540,299,139	206,993,651	253,252,728
End of period	$985,658,222	$691,512,974	$296,901,880	$206,993,651
Undistributed net investment income (loss)	$32,503,052	$19,328,331	$11,844,262	$6,806,662

a Series III shares were terminated on 10-4-06.

b Series NAV shares began operations 2-28-05.

c Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

30

John Hancock Trust

Statements of Changes in Net Assets

	Strategic Bond		Strategic Income
	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]	12-31-06	12-31-05[c]

From operations
Net investment income (loss)	$32,632,988	$43,788,783	$10,476,976	$842,467
Net realized gain (loss)	(1,613,192)	5,484,329	(1,057,449)	417,169
Change in net unrealized appreciation (depreciation)	7,700,353	(28,095,963)	(225,334)	(640,795)
Increase (decrease) in net assets resulting from operations	38,720,149	21,177,149	9,194,193	618,841
Distributions to shareholders
From net investment income
Series I	(11,901,365)	(6,817,037)	(339,589)	(424,102)
Series II	(7,452,112)	(1,994,326)	(579,115)	(780,321)
Series III	(29,498)	(11,522)	—	—
Series NAV	(31,231,017)	(21,170,085)	(9,847,544)	(5,265)
From net realized gain
Series I	—	—	(3,340)	(25,851)
Series II	—	—	(6,805)	(50,173)
Series NAV	—	—	(58)	(319)
	(50,613,992)	(29,992,970)	(10,776,451)	(1,286,031)
From Fund share transactions	(75,676,611)	(233,978,785)	333,233,837	15,003,996

Net assets

Beginning of period	703,745,010	946,539,616	33,441,687	19,104,881
End of period	$616,174,556	$703,745,010	$365,093,266	$33,441,687
Undistributed net investment income (loss)	$32,217,778	$50,066,987	$644,439	$71,902

	Total Return		U.S. Government Securities
	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]	12-31-06[a]	12-31-05[b]

From operations
Net investment income (loss)	$72,255,400	$51,265,024	$16,551,278	$18,671,067
Net realized gain (loss)	295,984	805,732	3,819,291	(8,419,448)
Change in net unrealized appreciation (depreciation)	(10,455,246)	(15,880,970)	(3,938,345)	(1,501,560)
Increase (decrease) in net assets resulting from operations	62,096,138	36,189,786	16,432,224	8,750,059
Distributions to shareholders
From net investment income
Series I	(13,977,702)	(13,898,348)	(10,101,252)	(5,445,846)
Series II	(8,804,673)	(6,024,773)	(4,624,511)	(1,693,602)
Series III	(94,035)	(62,611)	(9,204)	—
Series NAV	(33,061,731)	(17,556,991)	(5,016,740)	(5,796,641)
From net realized gain
Series I	—	(14,317,756)	—	(5,758,740)
Series II	—	(7,309,510)	—	(2,331,484)
Series III	—	(64,717)	—	(629)
Series NAV	—	(16,535,603)	—	(5,411,829)
	(55,938,141)	(75,770,309)	(19,751,707)	(26,438,771)
From Fund share transactions	366,542,153	75,895,929	(30,974,262)	(301,610,189)

Net assets

Beginning of period	1,561,664,436	1,525,349,030	416,764,049	736,062,950
End of period	$1,934,364,586	$1,561,664,436	$382,470,304	$416,764,049
Undistributed net investment income (loss)	$73,491,295	$55,470,802	$17,457,268	$20,306,431

a Series III shares were terminated on 10-04-06.

b Series NAV shares began operations on 2-28-05.

c Series NAV shares began operations on 4-29-05.

The accompanying notes are an integral part of the financial statements.

31

John Hancock Trust

Statements of Changes in Net Assets

	U.S. High Yield Bond
	Year ended	Year ended
Increase (decrease) in net assets	12-31-06	12-31-05[a]

From operations
Net investment income (loss)	$18,457,131	$8,409,617
Net realized gain (loss)	(422,999)	(1,175,413)
Change in net unrealized appreciation (depreciation)	6,563,561	21,985
Increase (decrease) in net assets resulting from operations	24,597,693	7,256,189
Distributions to shareholders
From net investment income
Series I	(466)	—
Series II	(77,167)	—
Series NAV	(8,653,268)	—
	(8,730,901)	—
From Fund share transactions	188,056,835	140,820,000

Net assets

Beginning of period	148,076,189	—
End of period	$351,999,816	$148,076,189
Undistributed net investment income (loss)	$19,031,584	$8,730,828

a Period from 4-29-05 (commencement of operations) to 12-31-05.

The accompanying notes are an integral part of the financial statements.

32

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Active Bond

	Series I					Series II
Period ended				12-31-06	12-31-05[a]		12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$9.73	$9.60		$9.72	$9.60
Net investment income (loss)[h]				0.44	0.29		0.41	0.28
Net realized and unrealized gain
(loss) on investments				(0.02)	(0.14)		(0.01)	(0.14)
Total from investment operations				0.42	0.15		0.40	0.14
Less distributions
From net investment income				(0.27)	—		(0.25)	—
From net realized gain				—	(0.02)		—	(0.02)
				(0.27)	(0.02)		(0.25)	(0.02)
Net asset value, end of period				9.88	$9.73		9.87	$9.72
Total return (%)[k]				4.42[l,y]	1.59[m]		4.21[l,y]	1.49[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$139	$166		$553	$559
Ratio of net expenses
to average net assets (%)				0.69	0.72[r]		0.89	0.92[r]
Ratio of gross expenses
to average net assets (%)				0.69[p]	0.72[r]		0.89[p]	0.92[r]
Ratio of net investment income
(loss) to average net assets (%)				4.53	4.33[r]		4.28	4.25[r]
Portfolio turnover (%)				207	305[x]		207	305[x]

	Series NAV
Period ended	12-31-06	12-31-05[f]	12-31-04[g]	12-31-03[g]	12-31-02[g]

Per share operating performance

Net asset value, beginning of period	9.73	$9.63	$9.64	$9.70	$9.55
Net investment income (loss)	0.40[h]	0.43[h]	0.34	0.43	0.50
Net realized and unrealized gain
(loss) on investments	0.03	(0.19)	0.11	0.18	0.18
Total from investment operations	0.43	0.24	0.45	0.61	0.68
Less distributions
From net investment income	(0.27)	(0.12)	(0.34)	(0.43)	(0.53)
From net realized gain	—	(0.02)	(0.12)	(0.24)	—
	(0.27)	(0.14)	(0.46)	(0.67)	(0.53)
Net asset value, end of period	9.89	$9.73	$9.63	$9.64	$9.70
Total return (%)[k]	4.54[l,y]	2.54	4.75	6.48	7.25

Ratios and supplemental data

Net assets, end of period (in millions)	$1,774	$1,220	$1,002	$1,056	$987
Ratio of net expenses
to average net assets (%)	0.64	0.70	0.70	0.70	0.69
Ratio of gross expenses
to average net assets (%)	0.64[p]	0.70	0.70	0.70	0.69
Ratio of net investment income
(loss) to average net assets (%)	4.18	4.41	3.56	4.42	5.24
Portfolio turnover (%)	207	305[x]	444	466[x]	291

a Series I and Series II shares began operations on 4-29-05.

f Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Active Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Active Bond Trust. Additionally, the accounting and performance history of the former VST Active Bond Fund Series NAV was redesignated as that of Series NAV shares of Active Bond Trust.

g Audited by previous auditor.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

x Excludes merger activity.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

33

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Core Bond

	Series I			Series II
Period ended		12-31-06	12-31-05[a]		12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.64	$12.50		$12.61	$12.50
Net investment income (loss)[h]		0.56	0.34		0.53	0.31
Net realized and unrealized gain
(loss) on investments		(0.11)	(0.20)		(0.09)	(0.20)
Total from investment operations		0.45	0.14		0.44	0.11
Less distributions
From net investment income		(0.41)	—		(0.39)	—
		(0.41)	—		(0.39)	—
Net asset value, end of period		$12.68	$12.64		$12.66	$12.61
Total return (%)[k]		3.72[l]	1.12[m]		3.61[l]	0.88[m]

Ratios and supplemental data

Net assets, end of period (in millions)		—[n]	—[n]		$2	$1
Ratio of net expenses
to average net assets (%)		0.84	0.93[r]		1.04	1.11[r]
Ratio of gross expenses
to average net assets (%)		0.84[p]	0.93[r]		1.04[p]	1.11[r]
Ratio of net investment income
(loss) to average net assets (%)		4.50	4.01[r]		4.28	3.49[r]
Portfolio turnover (%)		359	619[m]		359	619[m]

	Series NAV
Period ended		12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$12.62	$12.50
Net investment income (loss)[h]		0.56	0.30
Net realized and unrealized gain
(loss) on investments		(0.10)	(0.18)
Total from investment operations		0.46	0.12
Less distributions
From net investment income		(0.42)	—
		(0.42)	—
Net asset value, end of period		$12.66	$12.62
Total return (%)[k]		3.84[l]	0.96[m]

Ratios and supplemental data

Net assets, end of period (in millions)		$222	$153
Ratio of net expenses
to average net assets (%)		0.79	0.82[r]
Ratio of gross expenses
to average net assets (%)		0.79[p]	0.82[r]
Ratio of net investment income
(loss) to average net assets (%)		4.48	3.55[r]
Portfolio turnover (%)		359	619[m]

a Series I, Series II and Series NAV shares began operations on 4-29-05.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

n Less than $500,000.

p Does not take into consideration expense reductions during periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

34

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Global Bond

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04[d]	12-31-03[d]	12-31-02[d]	12-31-06	12-31-05	12-31-04[d]	12-31-03[d]	12-31-02[a,d]

Per share operating performance

Net asset value, beginning of period	$14.37	$16.28	$15.34	$13.79	$11.48	$14.34	$16.20	$15.29	$13.77	$11.36
Net investment income (loss)[h]	0.53	0.44	0.32	0.44	0.40	0.50	0.41	0.29	0.39	0.40
Net realized and unrealized gain
(loss) on investments	0.22	(1.49)	1.21	1.62	1.91	0.22	(1.47)	1.21	1.64	2.01
Total from investment operations	0.75	(1.05)	1.53	2.06	2.31	0.72	(1.06)	1.50	2.03	2.41
Less distributions
From net investment income	—	(0.73)	(0.59)	(0.51)	—	—	(0.67)	(0.59)	(0.51)	—
From net realized gain	(0.19)	(0.13)	—	—	—	(0.19)	(0.13)	—	—	—
	(0.19)	(0.86)	(0.59)	(0.51)	—	(0.19)	(0.80)	(0.59)	(0.51)	—
Net asset value, end of period	$14.93	$14.37	$16.28	$15.34	$13.79	$14.87	$14.34	$16.20	$15.29	$13.77
Total return (%)[k]	5.27[l,y]	(6.66)	10.38	15.40	20.12	5.07[l,y]	(6.77)	10.21	15.25	21.21[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$115	$132	$438	$195	$182	$200	$143	$368	$64	$22
Ratio of net expenses
to average net assets (%)	0.85[t]	0.86	0.85	0.91	0.92	1.05[t]	1.06	1.05	1.11	1.12[r]
Ratio of gross expenses
to average net assets (%)	0.85[p,t]	0.86	0.85	0.91	0.92	1.05[p,t]	1.06	1.05	1.11	1.12[r]
Ratio of net investment income
(loss) to average net assets (%)	3.61	2.89	2.13	3.10	3.23	3.44	2.67	1.93	2.74	3.30[r]
Portfolio turnover (%)	204	327[x]	174	338	439	204	327[x]	174	338	439

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$14.34	$16.11
Net investment income (loss)[h]				0.54	0.40
Net realized and unrealized gain
(loss) on investments				0.22	(1.26)
Total from investment operations				0.76	(0.86)
Less distributions
From net investment income				—	(0.78)
From net realized gain				(0.19)	(0.13)
				(0.19)	(0.91)
Net asset value, end of period				$14.91	$14.34
Total return (%)[k]				5.35[l,y]	(5.58)[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$733	$520
Ratio of net expenses
to average net assets (%)				0.80[t]	0.80[r]
Ratio of gross expenses
to average net assets (%)				0.80[p,t]	0.80[r]
Ratio of net investment income
(loss) to average net assets (%)				3.69	3.16[r]
Portfolio turnover (%)				204	327[x]

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.

d As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase the net investment income per share by $0.04 for Series I and $0.05 for Series II, and the net investment income ratio by 0.51% for Series I and 0.68% for Series II for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of $0.05 for Series I and $0.06 for Series II, and to the net investment income ratio of 0.35% for Series I and 0.41% for Series II for the year ended 12-31-03; and increases to the net investment income per share of less than $0.01 for Series I and $0.03 for Series II, and to the net investment income ratio of 0.03% for Series I and 0.23% for Series II for the year/period ended 12-31-02

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during periods shown.

r Annualized.

t Includes interest expense on securities sold short, the ratio is less than 0.01% .

x Excludes merger activity.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

35

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

High Income

	Series NAV
Period ended		12-31-06[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h]		0.60
Net realized and unrealized gain
(loss) on investments		1.14
Total from investment operations		1.74
Less distributions
Net asset value, end of period		$14.24
Total return (%)		13.92[l,m]

Ratios and supplemental data

Net assets, end of period (in millions)		$347
Ratio of net expenses
to average net assets (%)		0.74[r]
Ratio of gross expenses
to average net assets (%)		0.74[p,r]
Ratio of net investment income
(loss) to average net assets (%)		6.87[r]
Portfolio turnover (%)		81[m]

a Series NAV shares began operations on 4-28-06.

h Based on the average of the shares outstanding.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reducations during the periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

36

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

High Yield

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$10.32	$10.51	$9.95	$8.50	$9.88	$10.35	$10.45	$9.91	$8.49	$9.95
Net investment income (loss)[h]	0.77	0.76	0.72	0.69	0.75	0.75	0.74	0.69	0.68	0.47
Net realized and unrealized gain
(loss) on investments	0.25	(0.40)	0.33	1.28	(1.37)	0.26	(0.39)	0.34	1.27	(1.17)
Total from investment operations	1.02	0.36	1.05	1.97	(0.62)	1.01	0.35	1.03	1.95	(0.70)
Less distributions
From net investment income	(0.68)	(0.55)	(0.49)	(0.52)	(0.76)	(0.66)	(0.45)	(0.49)	(0.53)	(0.76)
	(0.68)	(0.55)	(0.49)	(0.52)	(0.76)	(0.66)	(0.45)	(0.49)	(0.53)	(0.76)
Net asset value, end of period	$10.66	$10.32	$10.51	$9.95	$8.50	$10.70	$10.35	$10.45	$9.91	$8.49
Total return (%)[k]	10.37[l,y]	3.70	11.06	24.15	(6.65)	10.24[l,y]	3.56	10.85	23.91	(7.42)[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$154	$179	$755	$621	$337	$101	$109	$691	$296	$50
Ratio of net expenses
to average net assets (%)	0.76	0.78	0.80	0.82	0.84	0.96	0.98	1.00	1.02	1.04[r]
Ratio of gross expenses
to average net assets (%)	0.76[p]	0.78	0.80	0.82	0.84	0.96[p]	0.98	1.00	1.02	1.04[r]
Ratio of net investment income
(loss) to average net assets (%)	7.53	7.41	7.28	7.56	8.55	7.33	7.13	6.99	7.38	6.18[r]
Portfolio turnover (%)	90	92[x]	69	75	53	90	92[x]	69	75	53

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$10.29	$10.63
Net investment income (loss)[h]				0.77	0.64
Net realized and unrealized gain
(loss) on investments				0.25	(0.38)
Total from investment operations				1.02	0.26
Less distributions
From net investment income				(0.68)	(0.60)
				(0.68)	(0.60)
Net asset value, end of period				$10.63	$10.29
Total return (%)[k]				10.46[l,y]	2.70[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$1,526	$1,349
Ratio of net expenses
to average net assets (%)				0.71	0.72[r]
Ratio of gross expenses
to average net assets (%)				0.71[p]	0.72[r]
Ratio of net investment income
(loss) to average net assets (%)				7.57	7.58[r]
Portfolio turnover (%)				90	92[x]

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

x Excludes merger activity.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

37

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Investment Quality Bond

	Series I					Series II
Period ended	12/31/06	12/31/05	12/31/04	12/31/03	12/31/02	12/31/06	12/31/05	12/31/04	12/31/03	12-31-02[a]

Per share operating performance

Net asset value,
beginning of period	$11.98	$12.41	$12.58	$12.33	$11.85	$11.96	$12.37	$12.55	$12.32	$11.94
Net investment income (loss)[h]	0.55	0.61	0.61	0.61	0.67	0.53	0.59	0.57	0.57	0.56
Net realized and unrealized gain
(loss) on investments	(0.16)	(0.34)	(0.03)	0.26	0.45	(0.16)	(0.35)	(0.01)	0.29	0.46
Total from investment operations	0.39	0.27	0.58	0.87	1.12	0.37	0.24	0.56	0.86	1.02
Less distributions
From net investment income	(0.71)	(0.70)	(0.75)	(0.62)	(0.64)	(0.69)	(0.65)	(0.74)	(0.63)	(0.64)
	(0.71)	(0.70)	(0.75)	(0.62)	(0.64)	(0.69)	(0.65)	(0.74)	(0.63)	(0.64)
Net asset value,
end of period	$11.66	$11.98	$12.41	$12.58	$12.33	$11.64	$11.96	$12.37	$12.55	$12.32
Total return (%)[k]	3.57[l]	2.26	4.81	7.32	9.94	3.36[l]	2.03	4.65	7.24	9.02[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$183	$227	$362	$399	$469	$143	$90	$110	$85	$38
Ratio of net expenses
to average net assets (%)	0.72	0.74	0.74	0.75	0.74	0.92	0.94	0.94	0.95	0.94[r]
Ratio of gross expenses
to average net assets (%)	0.72[p]	0.74	0.74	0.75	0.74	0.92[p]	0.94	0.94	0.95	0.94[r]
Ratio of net investment income
(loss) to average net assets (%)	4.79	5.08	4.94	4.93	5.71	4.60	4.9	4.67	4.64	5.07[r]
Portfolio turnover (%)	28	30	23	59	46	28	30	23	59	46

	Series NAV
Period ended				12/31/06	12/31/05[a]

Per share operating performance

Net asset value,
beginning of period				$11.97	$12.45
Net investment income (loss)[h]				0.55	0.52
Net realized and unrealized gain
(loss) on investments				(0.15)	(0.28)
Total from investment operations				0.40	0.24
Less distributions
From net investment income				(0.72)	(0.72)
				(0.72)	(0.72)
Net asset value,
end of period				$11.65	$11.97
Total return (%)[k]				3.65[l]	2.06[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$96	$59
Ratio of net expenses
to average net assets (%)				0.67	0.67[r]
Ratio of gross expenses
to average net assets (%)				0.67[p]	0.67[r]
Ratio of net investment income
(loss) to average net assets (%)				4.82	5.14[r]
Portfolio turnover (%)				28	30

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

38

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Real Return Bond

	Series I					Series II
Period ended		12-31-06	12-31-05	12-31-04	12-31-03[a]		12-31-06	12-31-05	12-31-04	12-31-03[a]

Per share operating performance

Net asset value, beginning of period		$13.55	$14.00	$13.11	$12.50		$13.45	$13.95	$13.10	$12.50
Net investment income (loss)[h]		0.54	0.27	0.09	0.08		0.50	0.29	0.06	0.06
Net realized and unrealized gain
(loss) on investments		(0.52)	(0.08)	1.08	0.53		(0.51)	(0.13)	1.07	0.54
Total from investment operations		0.02	0.19	1.17	0.61		(0.01)	0.16	1.13	0.60
Less distributions
From net investment income		(0.33)	—	(0.06)	—		(0.31)	(0.02)	(0.06)	—
From net realized gain		(0.25)	(0.64)	(0.22)	—		(0.25)	(0.64)	(0.22)	—
		(0.58)	(0.64)	(0.28)	—		(0.56)	(0.66)	(0.28)	—
Net asset value, end of period		$12.99	$13.55	$14.00	$13.11		$12.88	$13.45	$13.95	$13.10
Total return (%)[k]		0.23[l]	1.44	9.06	4.88[m]		(0.04)[l]	1.21	8.73	4.80[m]

Ratios and supplemental data

Net assets, end of period (in millions)		$5	$4	$196	$137		$108	$145	$343	$142
Ratio of net expenses
to average net assets (%)		0.82[t]	0.81	0.82	0.83[r]		1.02[t]	1.02	1.02	1.03[r]
Ratio of gross expenses
to average net assets (%)		0.82[p,t]	0.81	0.82	0.83[r]		1.02[p,t]	1.02	1.02	1.03[r]
Ratio of net investment income
(loss) to average net assets (%)		4.09	1.93	0.68	1.00[r]		3.84	2.14	0.50	0.67[r]
Portfolio turnover (%)		989[y]	1,239[y]	1,151[y]	574[m]		989[y]	1,239[y]	1,151[y]	574[m]

	Series NAV
Period ended				12-31-06[b]	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$13.45	$13.93
Net investment income (loss)[h]				0.54	0.31
Net realized and unrealized gain
(loss) on investments				(0.52)	(0.05)
Total from investment operations				0.02	0.26
Less distributions
From net investment income				(0.34)	(0.10)
From net realized gain				(0.25)	(0.64)
				(0.59)	(0.74)
Net asset value,
end of period				$12.88	$13.45
Total return (%)[k]				0.20[l]	1.95[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$872	$542
Ratio of net expenses
to average net assets (%)				0.77[t]	0.76[r]
Ratio of gross expenses
to average net assets (%)				0.77[p,t]	0.76[r]
Ratio of net investment income
(loss) to average net assets (%)				4.15	2.70[r]
Portfolio turnover (%)				989[y]	1,239[y]

a Series I,Series II, Series III and Series NAV shares began operations on 5-5-03, 5-5-03, 9-5-03 and 2-28-05, respectively.

b Unaudited.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

n Less than $500,000.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

t Includes interest expense on securities sold short, the ratio is less than 0.01% .

y Includes the effect of dollar roll transactions, if any.

The accompanying notes are an integral part of the financial statements.

39

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Short-Term Bond

	Series NAV
Period ended	12-31-06	12-31-05[f]	12-31-04[g]	12-31-03[e,g]	12-31-02[e,g]

Per share operating performance

Net asset value, beginning of period	$9.98	$9.93	$10.13	$10.23	$10.11
Net investment income (loss)	0.41[h]	0.31[h]	0.30	0.37	0.44
Net realized and unrealized gain
(loss) on investments	0.03	(0.11)	(0.15)	(0.10)	0.12
Total from investment operations	0.44	0.20	0.15	0.27	0.56
Less distributions
From net investment income	(0.34)	(0.15)	(0.30)	(0.35)	(0.41)
From net realized gain	—	—	—	—[j]	—
From capital paid-in	—	—	(0.05)	(0.02)	(0.03)
	(0.34)	(0.15)	(0.35)	(0.37)	(0.44)
Net asset value, end of period	$10.08	$9.98	$9.93	$10.13	$10.23
Total return (%)[k]	4.55[l,y]	2.07	1.42	2.76	5.67

Ratios and supplemental data

Net assets, end of period (in millions)	$297	$207	$253	$260	$241
Ratio of net expenses
to average net assets (%)	0.62	0.72	0.69	0.67	0.68
Ratio of gross expenses
to average net assets (%)	0.62[p]	0.72	0.69	0.67	0.68
Ratio of net investment income
(loss) to average net assets (%)	4.15	3.08	2.96	3.68	4.29
Portfolio turnover (%)	99	36	39	59	97

e Certain amounts have been reclassified to permit comparison.

f Effective 4-29-05, shareholders of the former VST Short-Term Bond Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Short-Term Bond Trust. Additionally, the accounting and performance history of the VST Short-Term Bond Fund Series NAV was redesignated as that of Series NAV shares of Short-Term Bond Trust.

g Audited by previous auditor.

h Based on the average of the shares outstanding.

j Less than $0.01 per share.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

p Does not take into consideration expense reductions during periods shown.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

40

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Strategic Bond

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$12.03	$12.05	$11.73	$10.89	$10.74	$12.01	$11.98	$11.69	$10.88	$10.88
Net investment income (loss)[h]	0.61	0.52	0.45	0.56	0.71	0.59	0.49	0.42	0.51	0.60
Net realized and unrealized gain
(loss) on investments	0.17	(0.21)	0.31	0.82	0.21	0.18	(0.20)	0.30	0.85	0.17
Total from investment operations	0.78	0.31	0.76	1.38	0.92	0.77	0.29	0.72	1.36	0.77
Less distributions
From net investment income	(0.80)	(0.33)	(0.44)	(0.54)	(0.77)	(0.78)	(0.26)	(0.43)	(0.55)	(0.77)
	(0.80)	(0.33)	(0.44)	(0.54)	(0.77)	(0.78)	(0.26)	(0.43)	(0.55)	(0.77)
Net asset value, end of period	$12.01	$12.03	$12.05	$11.73	$10.89	$12.00	$12.01	$11.98	$11.69	$10.88
Total return (%)[k]	6.97[l]	2.70	6.66	13.11	8.96	6.86[l]	2.44	6.39	12.93	7.46[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$170	$188	$539	$456	$407	$111	$114	$407	$151	$43
Ratio of net expenses
to average net assets (%)	0.80	0.81	0.83	0.86	0.86	1.00	1.01	1.03	1.06	1.06[r]
Ratio of gross expenses
to average net assets (%)	0.80[p]	0.81	0.83	0.86	0.86	1.00[p]	1.01	1.03	1.06	1.06[r]
Ratio of net investment income
(loss) to average net assets (%)	5.26	4.35	3.88	4.96	6.78	5.07	4.09	3.63	4.56	6.18[r]
Portfolio turnover (%)	141	59	52	80	86	141	59	52	80	86

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$12.00	$12.11
Net investment income (loss)[h]				0.61	0.46
Net realized and unrealized gain
(loss) on investments				0.18	(0.20)
Total from investment operations				0.79	0.26
Less distributions
From net investment income				(0.81)	(0.37)
				(0.81)	(0.37)
Net asset value,
end of period				$11.98	$12.00
Total return (%)[k]				7.05[l]	2.25[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$335	$401
Ratio of net expenses
to average net assets (%)				0.75	0.74[r]
Ratio of gross expenses
to average net assets (%)				0.75[p]	0.74[r]
Ratio of net investment income
(loss) to average net assets (%)				5.24	4.55[r]
Portfolio turnover (%)				141	59

a Series II and Series NAV began operations on 1-28-02 and 2-28-05, respectively.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

41

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Strategic Income

	Series I				Series II
Period ended		12-31-06	12-31-05	12-31-04[a]		12-31-06	12-31-05	12-31-04[a]

Per share operating performance

Net asset value, beginning of period		$13.15	$13.41	$12.50		$13.15	$13.41	$12.50
Net investment income (loss)[h]		0.59	0.45	0.25		0.56	0.42	0.23
Net realized and unrealized gain
(loss) on investments		(0.05)	(0.17)	0.87		(0.05)	(0.16)	0.88
Total from investment operations		0.54	0.28	1.12		0.51	0.26	1.11
Less distributions
From net investment income		(0.45)	(0.51)	(0.21)		(0.39)	(0.49)	(0.20)
From net realized gain		—[j]	(0.03)	—		—[j]	(0.03)	—
		(0.45)	(0.54)	(0.21)		(0.39)	(0.52)	(0.20)
Net asset value, end of period		$13.24	$13.15	$13.41		$13.27	$13.15	$13.41
Total return (%)[k]		4.13[l]	2.13	8.93[m]		3.95[l]	1.92	8.87[m]
Ratios and supplemental data

Net assets, end of period (in millions)		$10	$11	$6		$20	$22	$13
Ratio of net expenses
to average net assets (%)		0.90	1.07	1.24[r]		1.10	1.27	1.44[r]
Ratio of gross expenses
to average net assets (%)		0.90[p]	1.07	1.24[r]		1.10[p]	1.27	1.44[r]
Ratio of net investment income
(loss) to average net assets (%)		4.42	3.30	2.95[r]		4.22	3.09	2.67[r]
Portfolio turnover (%)		125	33	24[m]		125	33	24[m]

	Series NAV
Period ended			12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period			$13.15	$13.33
Net investment income (loss)[h]			0.60	0.29
Net realized and unrealized gain
(loss) on investments			(0.06)	0.07
Total from investment operations			0.54	0.36
Less distributions
From net investment income			(0.46)	(0.51)
From net realized gain			—[j]	(0.03)
			(0.46)	(0.54)
Net asset value, end of period			$13.23	$13.15
Total return (%)[k]			4.15[l]	2.75[m]

Ratios and supplemental data

Net assets, end of period (in millions)			$335	—[n]
Ratio of net expenses
to average net assets (%)			0.80	1.03[r]
Ratio of gross expenses
to average net assets (%)			0.80[p]	1.03[r]
Ratio of net investment income
(loss) to average net assets (%)			4.56	2.96[r]
Portfolio turnover (%)			125	33

a Series I, Series II and Series NAV began operations on 5-3-04, 5-3-04 and 4-29-05, respectively.

h Based on the average of the shares outstanding.

j Less than $0.01 per share.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

n Less than $500,000.

p Does not take into consideration expense reductions during periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

42

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

Total Return

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04[d]	12-31-03[d]	12-31-02[d]	12-31-06	12-31-05	12-31-04[d]	12-31-03[d]	12-31-02[a,d]

Per share operating performance

Net asset value, beginning of period	$13.81	$14.17	$14.21	$14.43	$13.88	$13.78	$14.11	$14.17	$14.42	$14.00
Net investment income (loss)[h]	0.57	0.44	0.27	0.35	0.49	0.54	0.41	0.23	0.31	0.36
Net realized and unrealized gain
(loss) on investments	(0.08)	(0.11)	0.40	0.35	0.78	(0.09)	(0.10)	0.41	0.37	0.78
Total from investment operations	0.49	0.33	0.67	0.70	1.27	0.45	0.31	0.64	0.68	1.14
Less distributions
From net investment income	(0.47)	(0.34)	(0.54)	(0.77)	(0.42)	(0.44)	(0.29)	(0.53)	(0.78)	(0.42)
From net realized gain	—	(0.35)	(0.17)	(0.15)	(0.30)	—	(0.35)	(0.17)	(0.15)	(0.30)
	(0.47)	(0.69)	(0.71)	(0.92)	(0.72)	(0.44)	(0.64)	(0.70)	(0.93)	(0.72)
Net asset value, end of period	$13.83	$13.81	$14.17	$14.21	$14.43	$13.79	$13.78	$14.11	$14.17	$14.42
Total return (%)[k]	3.67[l]	2.40	4.96	5.02	9.52	3.42[l]	2.25	4.71	4.87	8.51[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$368	$438	$903	$1,036	$1,073	$248	$286	$620	$491	$218
Ratio of net expenses
to average net assets (%)	0.81	0.82	0.80	0.82	0.81	1.01	1.01	1.00	1.02	1.01[r]
Ratio of gross expenses
to average net assets (%)	0.81[p]	0.82	0.80	0.82	0.81	1.01[p]	1.01	1.00	1.02	1.01[r]
Ratio of net investment income
(loss) to average net assets (%)	4.21	3.18	1.93	2.48	3.53	4.01	2.92	1.69	2.15	2.79[r]
Portfolio turnover (%)	254	409[x]	251	285	381	254	409[x]	251	285	381

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$13.79	$14.16
Net investment income (loss)[h]				0.58	0.43
Net realized and unrealized gain
(loss) on investments				(0.09)	(0.08)
Total from investment operations				0.49	0.35
Less distributions
From net investment income				(0.48)	(0.37)
From net realized gain				—	(0.35)
				(0.48)	(0.72)
Net asset value, end of period				$13.80	$13.79
Total return (%)[k]				3.66[l]	2.56[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$1,319	$834
Ratio of net expenses
to average net assets (%)				0.76	0.76[r]
Ratio of gross expenses
to average net assets (%)				0.76[p]	0.76[r]
Ratio of net investment income
(loss) to average net assets (%)				4.27	3.71[r]
Portfolio turnover (%)				254	409[x]

a Series II and Series NAV shares began operations on 1-28-02 and 2-28-05, respectively.

d As a result of changes in generally accepted accounting principles, periodic payments made under interest rate swap agreements, previously included within interest income, have been included to realized gain (loss) in the Statements of Operations. The effect of this reclassification was to increase (decrease) the net investment income per share by less than ($0.01) for Series I and Series II, and the net investment income ratio by less than (0.01%) for Series I and Series II for the year ended 12-31-04. For consistency, similar reclassifications have been made to prior year amounts, resulting in increases to the net investment income per share of less than $0.01 for Series I and Series II, and to the net investment income ratio of less than 0.01% for Series I and Series II for the year ended 12-31-03; and increases (decreases) to the net investment income per share of less than ($0.01) for Series I and less than $0.01 for Series II, and to the net investment income ratio of less than (0.01%) for Series I and 0.01% for Series II for the year/period ended 12-31-02.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

x Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

43

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

U.S. Government Securities

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$13.64	$13.93	$14.01	$14.22	$13.72	$13.63	$13.88	$13.97	$14.21	$13.77
Net investment income (loss)[h]	0.56	0.37	0.24	0.21	0.54	0.53	0.35	0.21	0.18	0.39
Net realized and unrealized gain
(loss) on investments	0.01	(0.16)	0.15	0.03	0.52	0.01	(0.15)	0.15	0.04	0.61
Total from investment operations	0.57	0.21	0.39	0.24	1.06	0.54	0.20	0.36	0.22	1.00
Less distributions
From net investment income	(0.68)	(0.24)	(0.28)	(0.45)	(0.56)	(0.65)	(0.19)	(0.26)	(0.46)	(0.56)
From net realized gain	—	(0.26)	(0.19)	—	—	—	(0.26)	(0.19)	—	—
	(0.68)	(0.50)	(0.47)	(0.45)	(0.56)	(0.65)	(0.45)	(0.45)	(0.46)	(0.56)
Net asset value, end of period	$13.53	$13.64	$13.93	$14.01	$14.22	$13.52	$13.63	$13.88	$13.97	$14.21
Total return (%)[k]	4.39[l]	1.58	2.89	1.73	7.99	4.19[l]	1.45	2.70	1.59	7.53[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$181	$218	$471	$525	$708	$85	$103	$264	$208	$128
Ratio of net expenses
to average net assets (%)	0.75	0.74	0.74	0.73	0.74	0.95	0.94	0.94	0.93	0.94[r]
Ratio of gross expenses
to average net assets (%)	0.75[p]	0.74	0.74	0.73	0.74	0.95[p]	0.94	0.94	0.93	0.94[r]
Ratio of net investment income
(loss) to average net assets (%)	4.20	2.74	1.76	1.52	3.88	4.00	2.53	1.56	1.28	3.04[r]
Portfolio turnover (%)	57	26	77	97	19	57	26	77	97	19

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$13.61	$13.90
Net investment income (loss)[h]				0.57	0.33
Net realized and unrealized gain
(loss) on investments				—[j]	(0.08)
Total from investment operations				0.57	0.25
Less distributions
From net investment income				(0.69)	(0.28)
From net realized gain				—	(0.26)
				(0.69)	(0.54)
Net asset value, end of period				$13.49	$13.61
Total return (%)[k]				4.39[l]	1.82[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$116	$96
Ratio of net expenses
to average net assets (%)				0.70	0.67[r]
Ratio of gross expenses
to average net assets (%)				0.70[p]	0.67[r]
Ratio of net investment income
(loss) to average net assets (%)				4.29	2.90[r]
Portfolio turnover (%)				57	26

a Series II and Series NAV began operations on 1-28-02 and 2-28-05, respectively.

h Based on the average of the shares outstanding.

j Less than $0.01 per share.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

44

John Hancock Trust

Financial Highlights (For a share outstanding throughout the period)

U.S. High Yield Bond

	Series I			Series II
Period ended		12-31-06	12-31-05[a]		12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$13.01	$12.50		$13.00	$12.50
Net investment income (loss)[h]		0.92	0.61		0.90	0.57
Net realized and unrealized gain
(loss) on investments		0.28	(0.10)		0.29	(0.07)
Total from investment operations		1.20	0.51		1.19	0.50
Less distributions
From net investment income		(0.69)	—		(0.67)	—
		(0.69)	—		(0.67)	—
Net asset value, end of period		$13.52	$13.01		$13.52	$13.00
Total return (%)		9.58[l]	4.08[m]		9.46[l]	4.00[m]

Ratios and supplemental data

Net assets, end of period (in millions)		$1	—[n]		$3	$1
Ratio of net expenses
to average net assets (%)		0.80	0.87[r]		1.04	1.06[r]
Ratio of gross expenses
to average net assets (%)		0.80	0.87[r]		1.04[p]	1.06[r]
Ratio of net investment income
(loss) to average net assets (%)		7.11[p]	7.35[r]		6.94	6.48[r]
Portfolio turnover (%)		118	134[m]		118	134[m]

	Series NAV
Period ended		12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period		$13.02	$12.50
Net investment income (loss)[h]		0.93	0.51
Net realized and unrealized gain
(loss) on investments		0.27	0.01
Total from investment operations		1.20	0.52
Less distributions
From net investment income		(0.69)	—
		(0.69)	—
Net asset value, end of period		$13.53	$13.02
Total return (%)		9.62[l]	4.16[m]

Ratios and supplemental data

Net assets, end of period (in millions)		$348	$147
Ratio of net expenses
to average net assets (%)		0.79	0.83[r]
Ratio of gross expenses
to average net assets (%)		0.79[p]	0.83[r]
Ratio of net investment income
(loss) to average net assets (%)		7.17	5.83[r]
Portfolio turnover (%)		118	134[m]

a Series I, Series II and Series NAV all began operations on 4-29-05.

h Based on the average of the shares outstanding.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

n Less than $500,000.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

45

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.09%
Coal - 0.09%
Great Lakes Carbon Income Fund	216,900	$ 2,103,115
Food & Beverages - 0.00%
R.A.B. Holdings, Inc. *	16	16

TOTAL COMMON STOCKS (Cost $2,244,971)		$ 2,103,131

PREFERRED STOCKS - 0.09%
Food & Beverages - 0.06%
Ocean Spray Cranberries, Inc. *	16,800	1,356,600
R.A.B. Holdings, Inc. *	7	1,050

		1,357,650
Insurance - 0.03%
Aspen Insurance Holdings, Ltd. *	29,200	719,050

TOTAL PREFERRED STOCKS (Cost $2,145,760)		$ 2,076,700

WARRANTS - 0.00%

Leisure Time - 0.00%
Sunterra Corp.
(Expiration date 07/26/2007; strike
price $20.00)	152	49

TOTAL WARRANTS (Cost $0)		$ 49

U.S. TREASURY OBLIGATIONS - 4.72%
Treasury Inflation Protected

Securities (d) - 0.37%
2.375% due 04/15/2011 (a)	$ 9,231,362	9,191,331
U.S. Treasury Bonds - 0.67%
4.50% due 02/15/2036	9,725,000	9,247,872
4.50% due 02/15/2036 (a)	7,493,000	7,125,378

		16,373,250
U.S. Treasury Notes - 3.68%
4.50% due 11/30/2011 (a)	17,757,000	17,598,856
4.25% due 11/15/2013 (a)	38,830,000	37,804,655
4.625% due 11/15/2009 to 11/15/2016 (a)	30,366,000	30,204,734
4.875% due 08/15/2016	5,114,000	5,175,128

		90,783,373

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $117,218,125)		$ 116,347,954

U.S. GOVERNMENT AGENCY OBLIGATIONS - 29.20%

Federal Home Loan Bank - 0.27%
4.875% due 11/18/2011 (a)	6,740,000	6,713,209

Federal Home Loan Mortgage Corp. - 2.56%
3.952% due 06/01/2034	6,367,710	6,218,165
5.00% due 04/01/2018 to 07/01/2035	8,619,748	8,420,697
5.168% due 11/01/2035	6,086,819	5,966,009
5.287% due 12/01/2035	5,738,508	5,642,924
5.50% due 03/01/2036	21,385,520	21,151,614
5.845% due 11/01/2036	4,500,000	4,529,083
5.875% due 03/21/2011	4,049,000	4,163,486
6.00% due 01/01/2036	6,823,908	6,875,915

		62,967,893

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage

Association - 25.53%
3.767% due 07/01/2033 (b)	$ 359,158		$ 356,458
4.375% due 03/15/2013		1,030,000	997,029
4.50% TBA **		38,160,000	36,800,550
4.875% due 12/15/2016 (a)		3,915,000	3,871,187
4.919% due 08/01/2034		5,294,188	5,268,688
5.00% due 05/01/2018 to 04/01/2036		42,010,614	41,068,144
5.00% TBA **		139,900,000	135,815,399
5.50% due 03/15/2011 to 11/01/2036		105,147,297	104,361,897
5.50% TBA **		75,100,000	74,403,602
6.00% due 05/01/2035 to 09/01/2036		101,777,446	102,476,968
6.00% TBA **		78,485,000	79,097,452
6.50% due 02/01/2036 to 06/01/2036		34,937,811	35,596,535
6.625% due 09/15/2009 (a)		2,314,000	2,409,436
7.00% due 09/01/2010 to 10/25/2041		6,594,082	6,785,817
7.50% due 09/01/2029 to 08/01/2031		352,029	366,713

			629,675,875
Government National Mortgage
Association - 0.64%
5.00% due 04/15/2035		6,186,719	6,017,481
5.50% due 03/15/2035		6,087,854	6,060,050
6.00% due 03/15/2033 to 06/15/2033		2,741,984	2,783,137
6.50% due 09/15/2028 to 08/15/2031		592,654	609,521
7.00% due 04/15/2029		158,380	163,710
8.00% due 10/15/2026 to 05/15/2029		215,326	228,269

			15,862,168
The Financing Corp. - 0.20%
9.40% due 02/08/2018		420,000	571,788
10.35% due 08/03/2018		2,950,000	4,282,371

			4,854,159

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $723,198,612)			$ 720,073,304

FOREIGN GOVERNMENT OBLIGATIONS - 0.85%
Argentina - 0.17%
Republic of Argentina
zero coupon, Step up to 1.18%
on 03/31/2009 due 12/31/2038 (b)	ARS	8,797,621	1,656,856
0.6491% due 12/15/2035 (b)		19,532,033	751,661
5.83% due 12/31/2033 (b)		3,617,497	1,716,578

			4,125,095
Canada - 0.01%
Government of Canada
5.50% due 06/01/2010	CAD	270,000	242,740
Chile - 0.05%
Republic of Chile
5.7763% due 01/28/2008 (b)	$ 1,177,000		1,180,531
Colombia - 0.06%
Republic of Colombia
10.00% due 01/23/2012		1,005,000	1,180,875

The accompanying notes are an integral part of the financial statements.

46

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Colombia (continued)
Republic of Colombia (continued)
11.75% due 03/01/2010	COP	804,000,000	$ 387,525

			1,568,400
Denmark - 0.01%
Kingdom of Denmark
6.00% due 11/15/2009	DKK	1,200,000	224,091

Germany - 0.17%
Federal Republic of Germany
5.25% due 01/04/2011	EUR	1,275,000	1,762,914
5.25% due 01/04/2008		875,000	1,169,881
6.25% due 01/04/2030		725,000	1,255,491

			4,188,286
Indonesia - 0.05%
Republic of Indonesia
7.50% due 01/15/2016	$ 1,200,000		1,314,000

Japan - 0.08%
Government of Japan
0.90% due 12/22/2008	JPY	29,450,000	247,940
1.50% due 09/20/2014		68,650,000	575,409
1.80% due 03/22/2010		132,350,000	1,140,344

			1,963,693
Mexico - 0.09%
Government of Mexico
8.00% due 12/07/2023	MXN	11,861,100	1,144,214
8.00% due 12/19/2013		8,332,200	796,768
9.875% due 02/01/2010	$ 290,000		328,135

			2,269,117
Panama - 0.02%
Republic of Panama
8.875% due 09/30/2027		344,000	436,880
9.375% due 07/23/2012		148,000	173,530

			610,410
Peru - 0.02%
Republic of Peru
9.125% due 02/21/2012		197,000	227,535
9.875% due 02/06/2015		148,000	186,924

			414,459
Philippines - 0.01%
Republic of Philippines
9.125% due 02/22/2010	EUR	148,000	219,225

Sweden - 0.02%
Kingdom of Sweden
5.00% due 01/28/2009	SEK	1,570,000	235,321
5.25% due 03/15/2011		1,720,000	265,275

			500,596
Turkey - 0.04%
Republic of Turkey
20.00% due 10/17/2007	TRY	1,180,200	867,256

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)

Ukraine - 0.02%
Republic of Ukraine
7.65% due 06/11/2013		$ 500,000	$ 538,200

United Kingdom - 0.03%
Government of United Kingdom
6.00% due 12/07/2028	GBP	85,000	203,369
7.25% due 12/07/2007		95,000	189,384
8.00% due 12/07/2015		125,000	301,536

			694,289

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $18,298,500)		$ 20,920,388

CORPORATE BONDS - 32.21%

Aerospace - 0.14%
BAE Systems PLC, 2001 Asset Trust
6.664% due 09/15/2013	$ 2,216,540		2,320,784
7.156% due 12/15/2011		1,042,021	1,077,162

			3,397,946
Agriculture - 0.08%
Mosaic Company
7.375% due 12/01/2014		985,000	1,010,856
7.625% due 12/01/2016		985,000	1,020,706

			2,031,562
Air Travel - 0.08%
Continental Airlines, Inc., Series 00-2
8.307% due 04/02/2018		837,061	866,358
Continental Airlines, Inc., Series 01-1
7.033% due 06/15/2011		260,369	259,393
Continental Airlines, Inc., Series 991A
6.545% due 02/02/2019		587,798	608,430
Delta Air Lines, Inc.
8.00% due 12/15/2007		246,000	162,975

			1,897,156
Amusement & Theme Parks - 0.03%
HRP Myrtle Beach Operations LLC
10.12% due 04/01/2012 (b)		705,000	705,000

Apparel & Textiles - 0.03%
Hanesbrands, Inc.
8.735% due 12/15/2014 (b)		740,000	752,950

Auto Parts - 0.01%
Delphi Corp.
6.197% due 11/15/2033		118,000	138,945

Auto Services - 0.03%
Erac USA Finance Company
6.70% due 06/01/2034		295,000	314,368
7.95% due 12/15/2009		510,000	543,733

			858,101
Automobiles - 0.14%
DaimlerChrysler N.A. Holding Corp.
4.05% due 06/04/2008		1,716,000	1,679,341
5.875% due 03/15/2011 (a)		1,885,000	1,892,097

			3,571,438

The accompanying notes are an integral part of the financial statements.

47

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Banking - 2.93%
Allied Irish Banks PLC
7.50% due 12/29/2049 (b)	EUR	99,000	$ 145,529
BAC Capital Trust XI
6.625% due 05/23/2036	$ 3,000,000		3,237,552
Banco Mercantil del Norte SA
6.862% due 10/13/2021		1,410,000	1,425,186
Banco Santander Chile
5.375% due 12/09/2014		295,000	290,451
5.7031% due 12/09/2009 (b)		912,000	915,420
Bank of Ireland
6.45% due 02/10/2010	EUR	99,000	138,802
BankAmerica Institutional Capital B
7.70% due 12/31/2026	$ 645,000		669,803
Chuo Mitsui Trust & Banking Company
5.506% due 04/15/2049 (b)		3,085,000	2,946,604
DBS Bank, Ltd.
7.125% due 05/15/2011		450,000	482,215
HBOS PLC
3.125% due 01/12/2007		858,000	857,601
5.375% due 11/29/2049 (b)		1,128,000	1,110,814
6.413% due 09/29/2049 (b)		2,555,000	2,537,841
Independence Community Bank Corp.
3.75% due 04/01/2014 (b)		265,000	255,209
Kazkommerts International BV
8.50% due 04/16/2013		350,000	374,279
Landsbanki Islands HF
6.07% due 08/25/2009 (b)		2,730,000	2,750,218
6.10% due 08/25/2011		1,635,000	1,662,255
Lloyds TSB Group PLC
6.267% due 12/31/2049 (b)		7,480,000	7,479,708
MBNA America Bank
5.375% due 01/15/2008		875,000	873,801
NB Capital Trust IV
8.25% due 04/15/2027		2,039,000	2,128,196
Rabobank Capital Funding II
5.26% due 12/29/2049 (b)		4,225,000	4,131,818
RBS Capital Trust IV
6.1638% due 09/29/2049 (b)		897,000	905,542
Royal Bank of Scotland Group PLC
7.648% due 08/31/2049 (b)		3,160,000	3,710,099
Shinhan Bank
6.819% due 09/20/2036 (b)		2,670,000	2,741,129
Sovereign Capital Trust VI
9.00% due 04/01/2027		1,925,000	1,985,626
Standard Chartered PLC
6.409% due 01/30/2017 (b)		5,000,000	4,960,325
SunTrust Capital VIII
6.10% due 12/01/2066 (b)		4,965,000	4,829,595
TuranAlem Finance BV
7.875% due 06/02/2010		638,000	657,376
8.50% due 02/10/2015		600,000	621,750
USB Capital IX
6.189% due 04/15/2042 (b)		2,480,000	2,532,792
Wachovia Capital Trust II
5.8738% due 01/15/2027 (b)		2,015,000	1,932,226

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Wachovia Capital Trust III
5.80% due 03/15/2042 (b)	$ 3,300,000	$ 3,327,241
Washington Mutual Bank
5.65% due 08/15/2014	500,000	500,692
Washington Mutual Bank FA
6.0238% due 01/15/2015 (b)	1,070,000	1,084,868
Washington Mutual Bank, Series BKNT
6.75% due 05/20/2036 (a)	2,140,000	2,298,058
Washington Mutual Preferred Funding Delaware
6.534% due 03/29/2049 (b)	1,000,000	988,500
Washington Mutual, Inc.
4.20% due 01/15/2010	1,118,000	1,082,564
5.625% due 01/15/2007	1,593,000	1,593,080
5.665% due 03/22/2012 (b)	353,000	353,648
Wells Fargo Capital X
5.95% due 12/15/2036	1,825,000	1,783,295

		72,301,708
Broadcasting - 0.35%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	736,000	770,560
News America Holdings, Inc.
6.75% due 01/09/2038	108,000	114,852
7.75% due 12/01/2045	491,000	560,978
8.25% due 08/10/2018	1,995,000	2,338,377
Viacom, Inc.
6.625% due 05/15/2011	3,115,000	3,217,387
XM Satellite Radio, Inc.
9.75% due 05/01/2014	1,595,000	1,595,000

		8,597,154
Building Materials & Construction - 0.19%
CRH America, Inc.
6.00% due 09/30/2016	2,740,000	2,765,742
Masco Corp.
6.125% due 10/03/2016	2,000,000	2,013,624

		4,779,366
Business Services - 0.18%
Electronic Data Systems Corp.
7.125% due 10/15/2009	148,000	154,290
Xerox Corp.
6.75% due 02/01/2017	4,005,000	4,185,225

		4,339,515
Cable and Television - 1.32%
Comcast Corp.
5.90% due 03/15/2016	2,420,000	2,426,902
6.50% due 11/15/2035	1,500,000	1,510,595
Comcast Corp., Class A
5.30% due 01/15/2014	981,000	960,847
7.05% due 03/15/2033	549,000	587,045
Cox Communications, Inc.
4.625% due 01/15/2010	1,103,000	1,079,647
5.45% due 12/15/2014	922,000	898,243
5.875% due 12/01/2016	1,675,000	1,663,119
6.75% due 03/15/2011	491,000	513,299
7.75% due 11/01/2010	368,000	395,777

The accompanying notes are an integral part of the financial statements.

48

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television (continued)
Rogers Cable, Inc.
6.75% due 03/15/2015	$ 670,000	$ 690,325
Shaw Communications, Inc.
8.25% due 04/11/2010	1,605,000	1,705,313
TCI Communications, Inc.
9.80% due 02/01/2012	1,575,000	1,857,235
Time Warner Companies, Inc.
7.57% due 02/01/2024	1,716,000	1,885,767
Time Warner Entertainment Company LP
8.375% due 07/15/2033	1,520,000	1,837,057
8.375% due 03/15/2023	1,630,000	1,912,251
Time Warner, Inc.
5.875% due 11/15/2016	895,000	891,397
6.15% due 05/01/2007	687,000	688,353
6.50% due 11/15/2036	3,800,000	3,784,361
6.75% due 04/15/2011	3,115,000	3,260,807
7.625% due 04/15/2031	451,000	503,840
Viacom, Inc.
6.25% due 04/30/2016	1,570,000	1,559,125
6.875% due 04/30/2036	2,000,000	1,977,358

		32,588,663
Cellular Communications - 0.31%
America Movil S.A. de CV
5.75% due 01/15/2015	1,495,000	1,479,101
American Tower Corp.
7.50% due 05/01/2012 (a)	638,000	660,330
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	573,000	625,010
8.75% due 03/01/2031	471,000	612,095
Cingular Wireless Services, Inc.
8.125% due 05/01/2012	1,200,000	1,350,321
Nextel Communications, Inc.
7.375% due 08/01/2015	148,000	151,763
Nextel Partners, Inc.
8.125% due 07/01/2011	2,200,000	2,290,750
Rogers Wireless, Inc.
9.625% due 05/01/2011	422,000	478,970

		7,648,340
Chemicals - 0.17%
Cytec Industries, Inc.
6.75% due 03/15/2008	677,000	681,898
ICI Wilmington, Inc.
4.375% due 12/01/2008	912,000	894,843
Lyondell Chemical Company
10.875% due 05/01/2009	1,150,000	1,171,563
Nova Chemicals, Ltd.
7.875% due 09/15/2025	1,470,000	1,337,700

		4,086,004
Computers & Business Equipment - 0.10%
Cisco Systems, Inc.
5.50% due 02/22/2016	2,490,000	2,491,589

Construction & Mining Equipment - 0.09%
Kennametal, Inc.
7.20% due 06/15/2012	2,205,000	2,322,050

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Containers & Glass - 0.19%
BWAY Corp.
10.00% due 10/15/2010	$ 1,665,000	$ 1,748,250
Owens Corning, Inc.
6.50% due 12/01/2016	1,130,000	1,147,897
Stone Container Corp.
9.75% due 02/01/2011	1,640,000	1,691,250

		4,587,397

Crude Petroleum & Natural Gas - 0.11%
Premcor Refining Group, Inc.
7.50% due 06/15/2015	206,000	215,430
Sabine Pass LNG LP
7.50% due 11/30/2016	2,500,000	2,490,625

		2,706,055

Diversified Financial Services - 0.13%
Ford Motor Credit Company
9.75% due 09/15/2010	2,683,000	2,854,202
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (a)	417,000	392,182

		3,246,384

Domestic Oil - 0.16%
Devon Financing Corp., ULC
6.875% due 09/30/2011	295,000	311,938
Enterprise Products Operating LP
6.375% due 02/01/2013	3,605,000	3,703,748

		4,015,686

Drugs & Health Care - 0.03%
Allegiance Corp.
7.00% due 10/15/2026	255,000	272,592
Wyeth
4.375% due 03/01/2008	540,000	534,332

		806,924

Educational Services - 0.02%
Riverdeep Interactive Learning
8.0956% due 11/28/2013 (f)	500,000	500,000

Electrical Equipment - 0.06%
Ametek, Inc.
7.20% due 07/15/2008	1,565,000	1,597,737

Electrical Utilities - 2.74%
AES Eastern Energy LP, Series 99-A
9.00% due 01/02/2017	2,586,459	2,903,301
AES Gener SA
7.50% due 03/25/2014 (a)	906,000	959,678
American Electric Power Company, Inc.
5.25% due 06/01/2015	540,000	527,153
Appalachian Power Company
5.80% due 10/01/2035	1,961,000	1,852,392
Arizona Public Service Company
5.50% due 09/01/2035	1,118,000	999,255
Beaver Valley Funding Corp.
9.00% due 06/01/2017	2,545,000	2,858,009
BVPS II Funding Corp.
8.89% due 06/01/2017	969,000	1,106,897

The accompanying notes are an integral part of the financial statements

49

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
CenterPoint Energy Houston Electric LLC, Series K2
6.95% due 03/15/2033	$ 535,000	$ 592,907
CenterPoint Energy Resources Corp.
6.15% due 05/01/2016	2,870,000	2,929,254
7.875% due 04/01/2013	1,765,000	1,958,287
Constellation Energy Group, Inc.
7.60% due 04/01/2032	1,850,000	2,160,852
Dominion Resources, Inc.
5.70% due 09/17/2012 (a)	368,000	372,171
6.30% due 09/30/2066 (b)	5,220,000	5,243,913
7.50% due 06/30/2066 (b)	1,680,000	1,806,412
Electricidad De Caracas Finance BV
10.25% due 10/15/2014	200,000	208,000
Empresa Nacional De Electricidad
8.35% due 08/01/2013	995,000	1,128,586
8.50% due 04/01/2009	412,000	437,433
Enersis SA
7.375% due 01/15/2014 (a)	633,000	681,248
Entergy (Waterford 3 Funding)
8.09% due 01/02/2017	2,690,111	2,709,991
FirstEnergy Corp.
6.45% due 11/15/2011	481,000	501,592
7.375% due 11/15/2031	1,299,000	1,479,348
HQI Transelec Chile SA
7.875% due 04/15/2011	1,705,000	1,809,713
Ipalco Enterprises, Inc.
8.625% due 11/14/2011	1,655,000	1,799,812
ITC Holdings Corp.
6.375% due 09/30/2036	2,000,000	1,994,458
Jersey Central Power & Light Company, Series WI
6.40% due 05/15/2036	2,000,000	2,078,174
Monterrey Power SA De CV
9.625% due 11/15/2009	676,740	746,951
National Grid PLC
6.30% due 08/01/2016	2,515,000	2,604,748
Nevada Power Company
6.65% due 04/01/2036	2,330,000	2,420,492
Nevada Power Company, Series O
6.50% due 05/15/2018 (a)	2,000,000	2,073,320
Pacific Gas & Electric Company
4.20% due 03/01/2011	2,329,000	2,229,903
4.80% due 03/01/2014	598,000	573,197
6.05% due 03/01/2034	2,636,000	2,658,604
PNPP II Funding Corp.
9.12% due 05/30/2016	899,000	1,020,766
PSEG Power LLC
5.00% due 04/01/2014	736,000	702,030
8.625% due 04/15/2031	736,000	940,119
Scottish Power PLC
4.91% due 03/15/2010	1,265,000	1,246,790
System Energy Resources, Inc.
5.129% due 01/15/2014	2,474,951	2,416,642
Tampa Electric Company
6.55% due 05/15/2036	2,000,000	2,117,806
TransAlta Corp.
5.75% due 12/15/2013	2,455,000	2,446,857

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
United Energy Distribution Property, Ltd.
4.70% due 04/15/2011	$ 344,000	$335,473
Virginia Electric and Power Company
6.00% due 01/15/2036	2,000,000	1,993,980

		67,626,514

Electronics - 0.03%
Jabil Circuit, Inc.
5.875% due 07/15/2010	853,000	846,964

Energy - 0.82%
Abu Dhabi National Energy Company
6.50% due 10/27/2036	3,195,000	3,295,416
DTE Energy Company
6.35% due 06/01/2016	2,000,000	2,077,572
Duke Capital LLC
6.75% due 02/15/2032 (a)	589,000	625,144
Enterprise Products Operating LP
4.95% due 06/01/2010	535,000	525,966
Enterprise Products Operating LP, Series B
5.00% due 03/01/2015	574,000	541,236
6.875% due 03/01/2033	471,000	491,801
GS Caltex Corp.
5.50% due 08/25/2014	471,000	466,975
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	574,000	574,245
KN Capital Trust I, Series B
8.56% due 04/15/2027	685,000	684,521
Nexen, Inc.
5.875% due 03/10/2035	598,000	559,775
Northern Border Pipeline Company
6.25% due 05/01/2007	598,000	599,258
Progress Energy, Inc.
5.625% due 01/15/2016	2,000,000	1,995,342
Salton Sea Funding Corp., Series E
8.30% due 05/30/2011	1,053,611	1,113,359
Salton Sea Funding Corp., Series F
7.475% due 11/30/2018	1,718,284	1,819,804
Sempra Energy
4.75% due 05/15/2009	437,000	431,599
TXU Energy Company, LLC
7.00% due 03/15/2013	4,170,000	4,363,313

		20,165,326

Financial Services - 6.88%
American Express Company
6.80% due 09/01/2066	1,740,000	1,855,428
American General Finance Corp., Series MTNI
4.875% due 07/15/2012	2,715,000	2,648,841
Aries Vermogensverwaltung GmbH, Series REGS
9.60% due 10/25/2014	750,000	960,975
Astoria Depositor Corp.
8.144% due 05/01/2021	2,630,000	2,873,722
AXA Financial, Inc.
7.75% due 08/01/2010	533,000	574,079
Bank of New York Institutional Capital Trust A
7.78% due 12/01/2026	2,865,000	2,979,036

The accompanying notes are an integral part of the financial statements.

50

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Bear Stearns Companies, Inc.
5.55% due 01/22/2017	$ 1,635,000	$ 1,633,999
5.70% due 11/15/2014	981,000	995,839
Bosphorus Financial Services, Ltd.
7.1738% due 02/15/2012 (b)	2,135,000	2,164,405
Capital One Capital III
7.686% due 08/15/2036	2,890,000	3,273,096
Capital One Financial Corp.
6.15% due 09/01/2016	3,645,000	3,769,703
Caterpillar Financial Services Corp.
4.50% due 06/15/2009	520,000	511,389
CIT Group, Inc.
5.595% due 05/18/2007 (b)	437,000	437,448
5.85% due 09/15/2016	4,200,000	4,261,669
Citigroup, Inc.
5.00% due 09/15/2014	912,000	890,474
5.625% due 08/27/2012	981,000	995,194
CNOOC Finance 2003, Ltd.
5.50% due 05/21/2033	545,000	512,175
Credit Suisse First Boston USA, Inc.
4.625% due 01/15/2008	443,000	440,286
6.50% due 01/15/2012	491,000	516,007
Dresdner Bank-New York
7.25% due 09/15/2015	589,000	659,621
E*Trade Financial Corp.
7.375% due 09/15/2013	1,440,000	1,497,600
ERP Operating LP
4.75% due 06/15/2009 (a)	687,000	675,886
ESI Tractebel Acquisition Corp., Series B
7.99% due 12/30/2011	2,315,000	2,295,870
Ford Motor Credit Company
8.00% due 12/15/2016	470,000	466,232
9.875% due 08/10/2011	940,000	1,005,354
FPL Group Capital, Inc.
6.35% due 10/01/2066 (b)	1,810,000	1,834,954
Fund American Companies, Inc.
5.875% due 05/15/2013	709,000	704,764
GATX Financial Corp.
5.50% due 02/15/2012	3,320,000	3,302,873
General Electric Capital Corp.
5.45% due 01/15/2013	3,064,000	3,093,313
General Motors Acceptance Corp.
6.75% due 12/01/2014	1,730,000	1,776,940
6.875% due 09/15/2011	1,598,000	1,639,065
7.75% due 01/19/2010	2,128,000	2,227,303
GMAC LLC
6.00% due 12/15/2011	1,575,000	1,568,149
Goldman Sachs Group, Inc.
5.25% due 04/01/2013	1,226,000	1,217,999
5.75% due 10/01/2016	1,500,000	1,520,966
6.45% due 05/01/2036	2,450,000	2,549,012
Household Finance Corp.
6.375% due 10/15/2011	1,085,000	1,134,567
6.40% due 06/17/2008	1,838,000	1,866,164
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)	1,900,000	1,909,397

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
HSBC Finance Corp.
4.625% due 01/15/2008	$ 687,000	$ 682,403
6.75% due 05/15/2011	2,700,000	2,857,518
HSBC USA, Inc.
4.625% due 04/01/2014 (a)	2,350,000	2,239,973
HVB Funding Trust III
9.00% due 10/22/2031	500,000	650,228
International Lease Finance Corp.
3.50% due 04/01/2009	677,000	651,222
4.55% due 10/15/2009	393,000	384,389
4.75% due 07/01/2009	1,530,000	1,511,305
5.00% due 04/15/2010	549,000	542,947
5.875% due 05/01/2013	785,000	801,546
International Lease Finance Corp., Series P
5.7738% due 01/15/2010 (b)	652,000	657,222
Jefferies Group, Inc.
6.25% due 01/15/2036	1,700,000	1,649,087
John Deere Capital Corp., Series D
4.125% due 01/15/2010	1,961,000	1,899,232
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036	6,560,000	6,773,902
JPMorgan Chase & Company
5.35% due 03/01/2007	491,000	490,901
6.75% due 02/01/2011	922,000	969,308
JSG Funding PLC
9.625% due 10/01/2012	1,605,000	1,701,300
Kaupthing Bank HF
6.07% due 01/15/2010 (b)	2,000,000	2,013,744
Lehman Brothers Holdings, Inc.
4.25% due 01/27/2010 (a)	4,245,000	4,132,185
MBNA Capital, Series B
6.1713% due 02/01/2027 (b)	1,157,000	1,151,685
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016	1,880,000	1,947,758
Metallurg Holdings, Inc.
10.50% due 10/01/2010	1,955,000	1,994,100
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)	2,485,000	2,521,997
Mizuho Financial Group (Cayman), Ltd.
8.375% due 12/29/2049	2,180,000	2,303,388
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)	1,740,000	1,843,904
Morgan Stanley
4.25% due 05/15/2010	1,633,000	1,578,138
Nelnet, Inc.
7.40% due 09/29/2036 (b)	2,290,000	2,341,550
Nexstar Finance, Inc.
7.00% due 01/15/2014	1,160,000	1,090,400
Nisource Finance Corp.
5.25% due 09/15/2017	3,440,000	3,224,157
6.15% due 03/01/2013	977,000	995,016
7.875% due 11/15/2010	814,000	878,194
Nissan Motor Acceptance Corp.
5.625% due 03/14/2011	2,395,000	2,395,922

The accompanying notes are an integral part of the financial statements.

51

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Nuveen Investments, Inc., Class A
5.50% due 09/15/2015	$ 1,451,000	$ 1,420,490
Osiris Capital PLC, Series C
8.21% due 01/15/2010 (b)	4,805,000	4,805,000
Osiris Capital PLC, Series D
10.36% due 01/15/2010 (b)	1,875,000	1,872,070
Popular North America, Inc.
4.70% due 06/30/2009	598,000	585,386
Preferred Term Securities VIII
5.35% due 01/03/2033 (b)	5,690,000	5,661,550
Reliastar Financial Corp.
6.50% due 11/15/2008	716,000	729,444
Residential Capital Corp.
6.00% due 02/22/2011	2,100,000	2,096,027
6.675% due 11/21/2008 (b)	3,500,000	3,543,680
SB Treasury Company LLC
zero coupon, Step up to 9.40% on
06/30/2008 due 12/29/2049 (b)	340,000	357,857
Skandinaviska Enskilda Banken AB
5.471% due 03/29/2049 (b)	2,100,000	2,037,061
SLM Corp., Series A
5.00% due 04/15/2015 (a)	1,348,000	1,296,454
SMFG Preferred Capital
6.078% due 01/29/2049 (b)	2,000,000	1,977,718
Sovereign Capital Trust VI
7.908% due 06/13/2036	1,650,000	1,855,913
St. George Funding Company LLC
zero coupon, Step up to 8.985% on
06/30/2017 due 12/31/2049	3,230,000	3,393,377
State Street Institutional Capital A
7.94% due 12/30/2026 (c)	845,000	879,416
The Goldman Sachs Group, Inc.
5.125% due 01/15/2015	2,383,000	2,328,374
Trinity Industries Leasing Companies
7.755% due 02/15/2009	1,701,963	1,718,983
Ucar Finance, Inc.
10.25% due 02/15/2012	2,425,000	2,555,344
Vita Capital III, Ltd., Series B-I
6.465% due 01/01/2011 (b)	4,280,000	4,280,000
Waddell & Reed Financial, Inc.
5.60% due 01/15/2011	1,600,000	1,580,925
Wells Fargo & Company
3.50% due 04/04/2008	981,000	960,686
Western Union Company
5.93% due 10/01/2016	3,000,000	2,971,275
Westfield Capital Corp., Ltd.
4.375% due 11/15/2010	721,000	695,412

		169,716,857

Food & Beverages - 0.29%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011	2,150,000	1,913,500
Kellogg Company, Series B
6.60% due 04/01/2011	481,000	504,425
Kraft Foods, Inc.
5.625% due 11/01/2011	966,000	976,268

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Nabisco, Inc.
7.05% due 07/15/2007	$ 412,000	$ 415,680
7.55% due 06/15/2015 (a)	1,471,000	1,668,255
Panamerican Beverages, Inc.
7.25% due 07/01/2009	675,000	700,313
Smithfield Foods, Inc.
7.00% due 08/01/2011	897,000	905,970

		7,084,411
Forest Products - 0.01%
Weyerhaeuser Company
6.125% due 03/15/2007	258,000	258,183

Gas & Pipeline Utilities - 1.04%
Dynegy-Roseton Danskammer
7.67% due 11/08/2016	1,965,000	2,036,231
Energy Transfer Partners LP
5.95% due 02/01/2015	2,290,000	2,302,984
6.625% due 10/15/2036	2,280,000	2,347,143
Kinder Morgan Energy Partners LP
5.80% due 03/15/2035	402,000	365,313
7.30% due 08/15/2033	603,000	653,931
Markwest Energy Partners LP
8.50% due 07/15/2016	1,870,000	1,944,800
Michigan Consolidated Gas Company
5.70% due 03/15/2033	736,000	710,242
ONEOK Partners LP
6.65% due 10/01/2036	4,655,000	4,761,283
Plains All American Pipeline LP
6.70% due 05/15/2036	3,000,000	3,085,878
Southern Union Company
7.20% due 11/01/2066 (b)	7,600,000	7,491,776

		25,699,581
Healthcare Services - 0.27%
Aetna, Inc.
6.625% due 06/15/2036	2,000,000	2,138,728
Coventry Health Care, Inc.
5.875% due 01/15/2012	1,270,000	1,253,931
UnitedHealth Group, Inc.
5.375% due 03/15/2016	1,130,000	1,119,009
5.80% due 03/15/2036 (a)	540,000	530,992
WellPoint, Inc.
3.50% due 09/01/2007	706,000	696,465
3.75% due 12/14/2007	540,000	531,477
5.00% due 12/15/2014	417,000	403,718

		6,674,320
Holdings Companies/Conglomerates - 0.30%
General Electric Company
5.00% due 02/01/2013	6,525,000	6,452,579
SPI Electricity & Gas Australia Holdings Party, Ltd.
6.15% due 11/15/2013	798,000	826,879

		7,279,458
Homebuilders - 0.02%
Pulte Homes, Inc.
6.25% due 02/15/2013	515,000	522,765

The accompanying notes are an integral part of the financial statements.

52

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Hotels & Restaurants - 0.33%
Hilton Hotels Corp.
8.25% due 02/15/2011 (a)	$ 451,000	$ 483,698
Hyatt Equities LLC
6.875% due 06/15/2007	925,000	928,843
Marriott International, Inc.
4.625% due 06/15/2012	1,324,000	1,254,359
Starwood Hotels & Resorts Worldwide, Inc.
7.875% due 05/01/2012	3,320,000	3,506,315
Turning Stone Resort Casino
9.125% due 09/15/2014	1,840,000	1,881,400

		8,054,615
Industrial Machinery - 0.13%
Caterpillar, Inc.
7.25% due 09/15/2009	687,000	721,311
Weatherford International, Ltd.
6.50% due 08/01/2036	2,400,000	2,409,288

		3,130,599
Insurance - 4.51%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	6,630,000	7,131,626
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	8,360,000	8,972,178
AON Capital Trust A
8.205% due 01/01/2027 (a)	2,630,000	3,038,526
Arch Capital Group, Ltd.
7.35% due 05/01/2034	3,000,000	3,309,168
Assurant, Inc.
5.625% due 02/15/2014	461,000	459,752
6.75% due 02/15/2034	3,955,000	4,249,386
AXA SA
6.379% due 12/14/2049 (b)	915,000	904,714
CNA Financial Corp.
5.85% due 12/15/2014	3,217,000	3,230,122
6.00% due 08/15/2011	1,580,000	1,605,795
6.50% due 08/15/2016	2,000,000	2,086,312
Endurance Specialty Holdings, Ltd.
7.00% due 07/15/2034	3,600,000	3,700,145
First American Corp.
7.55% due 04/01/2028 (a)	1,485,000	1,616,032
Foundation Re II, Ltd.
12.123% due 11/26/2010 (b)	900,000	898,941
Genworth Financial, Inc.
6.15% due 11/15/2066 (b)	1,460,000	1,457,943
Hartford Financial Services Group, Inc.
4.625% due 07/15/2013	417,000	397,965
5.50% due 10/15/2016 (a)	2,000,000	1,998,658
Horace Mann Educators Corp.
6.85% due 04/15/2016	1,210,000	1,242,395
Liberty Mutual Group, Inc.
6.50% due 03/15/2035	5,037,000	4,909,443
7.50% due 08/15/2036	11,395,000	12,466,962
Liberty Mutual Insurance Company
7.697% due 10/15/2097	2,180,000	2,230,868
Lincoln National Corp.
7.00% due 05/17/2066 (b)	4,000,000	4,239,544

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Markel Corp.
6.80% due 02/15/2013	$ 1,605,000	$ 1,666,594
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	829,000	828,727
5.375% due 07/15/2014	319,000	306,952
5.75% due 09/15/2015 (a)	1,962,000	1,930,239
MetLife, Inc.
5.70% due 06/15/2035	2,780,000	2,716,713
6.40% due 12/15/2036 (b)	2,000,000	2,017,000
Monumental Global Funding
5.20% due 01/30/2007	1,125,000	1,124,790
Mystic Re, Ltd.
11.67% due 12/05/2008 (b)	1,220,000	1,220,000
North Front Pass-Through Trust
5.81% due 12/15/2024 (b)	1,130,000	1,112,485
Odyssey Re Holdings Corp.
7.65% due 11/01/2013 (a)	785,000	832,389
Ohio Casualty Corp.
7.30% due 06/15/2014	1,830,000	1,951,871
Oil Casualty Insurance, Ltd.
8.00% due 09/15/2034	5,150,000	5,123,467
PartnerRe Finance
6.44% due 12/01/2066 (b)	2,050,000	2,057,579
Provident Financing Trust I
7.405% due 03/15/2038	1,645,000	1,662,827
Prudential Financial, Inc.
4.75% due 04/01/2014	1,343,000	1,279,712
RenaissanceRe Holdings, Ltd.
7.00% due 07/15/2008	1,950,000	1,989,283
Symetra Financial Corp.
6.125% due 04/01/2016	1,650,000	1,654,181
The Phoenix Companies, Inc.
6.675% due 02/16/2008	1,340,000	1,351,567
Transatlantic Holdings, Inc.
5.75% due 12/14/2015	3,055,000	3,042,230
Travelers Property Casualty Corp.
6.375% due 03/15/2033 (a)	1,069,000	1,125,870
W.R. Berkley Corp.
6.15% due 08/15/2019	699,000	695,527
XL Capital, Ltd.
5.25% due 09/15/2014 (a)	741,000	726,193
Zurich Capital Trust I
8.376% due 06/01/2037	4,375,000	4,585,735

		111,148,406
International Oil - 0.65%
Delek & Avner-Yam Tethys, Ltd.
5.326% due 08/01/2013	902,748	878,753
Hess Corp.
7.30% due 08/15/2031	601,000	670,743
Kerr-McGee Corp.
6.95% due 07/01/2024	1,245,000	1,325,935
Pemex Project Funding Master Trust
6.125% due 08/15/2008	687,000	692,496
6.66% due 06/15/2010 (b)	897,000	920,770
9.125% due 10/13/2010	1,755,000	1,968,232

The accompanying notes are an integral part of the financial statements.

53

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Pioneer Natural Resources Company
5.875% due 07/15/2016	$ 398,000	$ 367,025
6.875% due 05/01/2018	2,300,000	2,237,229
Ras Laffan Liquefied Natural Gas
3.437% due 09/15/2009	788,310	768,074
Ras Laffan LNG III
5.838% due 09/30/2027	1,435,000	1,378,490
Talisman Energy, Inc.
6.25% due 02/01/2038	2,775,000	2,677,351
Vintage Petroleum, Inc.
8.25% due 05/01/2012	1,930,000	2,020,682

		15,905,780
Investment Companies - 0.56%
Allied Capital Corp.
6.00% due 04/01/2012	5,850,000	5,786,499
6.625% due 07/15/2011	4,260,000	4,331,917
Citadel Finance, Ltd.
6.25% due 12/15/2011	3,850,000	3,794,506

		13,912,922
Leisure Time - 0.68%
AMC Entertainment, Inc.
9.50% due 02/01/2011	1,290,000	1,294,838
9.6238% due 08/15/2010 (b)	1,295,000	1,338,706
Caesars Entertainment, Inc.
7.00% due 04/15/2013	1,165,000	1,191,729
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	820,000	704,175
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,630,000	1,654,450
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	1,695,000	1,703,475
Mashantucket Western Pequot Tribe
5.912% due 09/01/2021	805,000	769,846
MGM Mirage, Inc.
6.00% due 10/01/2009	816,000	813,960
6.75% due 04/01/2013	1,205,000	1,177,887
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	437,000	437,000
8.00% due 04/01/2012	842,000	876,732
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	330,000	338,250
9.75% due 04/01/2010	1,165,000	1,229,075
Pokagon Gaming Authority
10.375% due 06/15/2014	545,000	596,775
Seminole Indian Tribe of Florida
6.535% due 10/01/2020	2,190,000	2,139,455
Waterford Gaming LLC
8.625% due 09/15/2012	550,000	581,625

		16,847,978
Liquor - 0.06%
Anheuser-Busch Companies, Inc.
5.75% due 04/01/2036	1,000,000	958,985

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Liquor (continued)
Anheuser-Busch Companies, Inc. (continued)
6.50% due 02/01/2043	$ 540,000	$ 563,208

		1,522,193
Manufacturing - 0.12%
Tyco International Group SA
6.875% due 01/15/2029	2,560,000	2,910,170

Medical-Hospitals - 0.38%
Alliance Imaging, Inc.
7.25% due 12/15/2012	1,420,000	1,349,000
HCA, Inc.
6.375% due 01/15/2015	1,314,000	1,113,615
6.50% due 02/15/2016 (a)	1,800,000	1,516,500
7.875% due 02/01/2011	422,000	423,055
Manor Care, Inc.
6.25% due 05/01/2013	1,935,000	1,951,173
Owens & Minor, Inc.
6.35% due 04/15/2016	3,000,000	3,012,147

		9,365,490
Metal & Metal Products - 0.12%
Alcan, Inc.
5.00% due 06/01/2015	339,000	322,434
Inco, Ltd.
7.75% due 05/15/2012	1,726,000	1,888,004
Vedanta Resources PLC
6.625% due 02/22/2010	785,000	775,188

		2,985,626
Mining - 0.14%
Blue Pearl Mining, Ltd.
9.376% due 11/01/2012	1,500,000	1,515,000
Corporacion Nacional del Cobre
5.50% due 10/15/2013	481,000	481,010
Drummond Company, Inc.
7.375% due 02/15/2016	1,055,000	1,033,900
Freeport-McMoran Copper & Gold, Inc.
10.125% due 02/01/2010	460,000	483,575

		3,513,485
Paper - 0.16%
International Paper Company
5.85% due 10/30/2012	524,000	534,728
Plum Creek Timberlands LP
5.875% due 11/15/2015	1,650,000	1,621,409
Verso Paper Holdings LLC
9.125% due 08/01/2014	1,765,000	1,840,013

		3,996,150
Petroleum Services - 0.51%
Anadarko Petroleum Corp.
3.25% due 05/01/2008	3,250,000	3,149,656
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	3,700,000	4,007,862
Premcor Refining Group, Inc.
6.75% due 05/01/2014	2,075,000	2,114,521
9.50% due 02/01/2013	765,000	826,259

The accompanying notes are an integral part of the financial statements.

54

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services (continued)
Valero Logistics Operations LP
6.05% due 03/15/2013	$ 2,392,000	$ 2,409,631

		12,507,929
Pharmaceuticals - 0.36%
Abbott Laboratories
5.875% due 05/15/2016	2,330,000	2,399,972
AmerisourceBergen Corp.
5.875% due 09/15/2015	1,961,000	1,917,421
Hospira, Inc.
5.90% due 06/15/2014	412,000	400,293
Schering Plough Corp.
5.55% due 12/01/2013	937,000	939,714
Teva Pharmaceutical Finance LLC
5.55% due 02/01/2016	1,680,000	1,642,746
6.15% due 02/01/2036	1,680,000	1,632,332

		8,932,478
Publishing - 0.02%
Idearc, Inc.
8.00% due 11/15/2016	585,000	595,969

Real Estate - 1.92%
Boston Properties, Ltd., REIT
6.25% due 01/15/2013	785,000	816,969
Camden Property Trust, REIT
5.00% due 06/15/2015	804,000	770,897
Colonial Properties Trust, REIT
6.25% due 06/15/2014	554,000	565,677
Colonial Realty LP
5.50% due 10/01/2015 (a)	1,569,000	1,530,051
Developers Diversified Realty Corp., REIT
4.625% due 08/01/2010	1,103,000	1,073,843
Health Care Property Investors, Inc., REIT
6.30% due 09/15/2016	4,040,000	4,104,406
Health Care Property Investors, Inc.,
Series MTN, REIT
4.875% due 09/15/2010	1,471,000	1,427,947
5.625% due 02/28/2013	2,480,000	2,443,752
Health Care, Inc., REIT
6.00% due 11/15/2013	755,000	753,423
6.20% due 06/01/2016	3,040,000	3,054,577
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	1,995,000	2,163,723
Hospitality Properties Trust, REIT
6.75% due 02/15/2013	3,028,000	3,169,205
iStar Financial, Inc., REIT
5.9106% due 03/16/2009 (b)	1,800,000	1,812,018
6.05% due 04/15/2015	1,030,000	1,035,877
Nationwide Health Properties, Inc., REIT
6.50% due 07/15/2011	1,420,000	1,450,839
Realogy Corp.
6.50% due 10/15/2016	2,000,000	2,047,718
Realty Income Corp.
5.95% due 09/15/2016	3,030,000	3,051,892
Rouse Company LP, REIT
6.75% due 05/01/2013	1,685,000	1,692,165

Active Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Rouse Company, REIT
3.625% due 03/15/2009		$ 2,800,000	$ 2,651,574
5.375% due 11/26/2013		456,000	423,809
Shimao Property Holdings, Ltd.
8.00% due 12/01/2016		1,490,000	1,516,075
Simon Property Group LP, REIT
5.75% due 12/01/2015		1,500,000	1,521,826
6.10% due 05/01/2016		1,000,000	1,036,578
Socgen Real Estate Company LLC
7.64% due 12/29/2049 (b)		2,501,000	2,539,658
USB Realty Corp.
6.091% due 12/22/2049 (b)		2,600,000	2,591,706
Vornado Realty, LP
5.60% due 02/15/2011		2,000,000	1,995,793

			47,241,998
Retail - 0.15%
Home Depot, Inc.
5.875% due 12/16/2036		2,000,000	1,962,648
JC Penney Corp., Inc.
8.125% due 04/01/2027		1,740,000	1,789,169

			3,751,817
Sanitary Services - 0.03%
Waste Management, Inc.
7.75% due 05/15/2032		625,000	737,161

Semiconductors - 0.03%
NXP Funding LLC
7.875% due 10/15/2014		735,000	759,806

Steel - 0.14%
Reliance Steel & Aluminum Company
6.85% due 11/15/2036		1,990,000	1,947,762
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016		1,485,000	1,470,150

			3,417,912
Telecommunications Equipment &
Services - 0.60%
Citizens Communications Company
6.25% due 01/15/2013		1,460,000	1,432,625
9.00% due 08/15/2031		1,900,000	2,061,500
Deutsche Telekom International Finance BV
6.625% due 07/11/2011	EUR	99,000	142,271
8.00% due 06/15/2010	$ 1,098,000		1,188,951
8.25% due 06/15/2030 (b)		1,358,000	1,669,444
Embarq Corp.
7.082% due 06/01/2016		2,095,000	2,132,752
7.995% due 06/01/2036		1,000,000	1,040,626
France Telecom SA
7.75% due 03/01/2011		996,000	1,084,916
8.50% due 03/01/2031 (b)		1,009,000	1,324,543
Intelsat, Ltd.
10.4844% due 01/15/2012 (b)		455,000	458,981
SBC Communications, Inc.
4.125% due 09/15/2009		368,000	357,421
5.10% due 09/15/2014		799,000	775,788
5.625% due 06/15/2016		613,000	610,184

The accompanying notes are an integral part of the financial statements.

55

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Singapore Telecommunications, Ltd.
6.375% due 12/01/2011	$ 466,000	$ 488,304

		14,768,306
Telephone - 0.98%
AT&T, Inc.
6.80% due 05/15/2036 (a)	2,055,000	2,184,313
BellSouth Corp.
4.20% due 09/15/2009	613,000	595,920
6.00% due 11/15/2034 (a)	2,000,000	1,920,226
Sprint Capital Corp.
6.125% due 11/15/2008	838,000	847,903
6.375% due 05/01/2009	613,000	625,273
6.875% due 11/15/2028	4,383,000	4,387,418
8.375% due 03/15/2012	398,000	442,330
8.75% due 03/15/2032	2,069,000	2,490,271
Telecom Italia Capital SA
4.00% due 01/15/2010	3,195,000	3,050,880
4.00% due 11/15/2008	981,000	955,351
7.20% due 07/18/2036	2,990,000	3,123,707
Verizon Communications, Inc.
5.55% due 02/15/2016	2,700,000	2,690,669
Verizon, New York, Inc.
6.875% due 04/01/2012 (a)	765,000	793,089

		24,107,350
Tobacco - 0.07%
Altria Group, Inc.
7.00% due 11/04/2013	337,000	366,156
Reynolds American, Inc.
7.25% due 06/01/2013	1,290,000	1,340,950

		1,707,106
Transportation - 0.18%
CMA CGM SA
7.25% due 02/01/2013	2,610,000	2,541,488
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	1,340,000	1,319,307
Overseas Shipholding Group, Inc.
8.25% due 03/15/2013	148,000	155,585
8.75% due 12/01/2013	425,000	457,937

		4,474,317
Travel Services - 0.07%
TDS Investor Corp.
9.875% due 09/01/2014	1,635,000	1,655,437
Utility Service - 0.03%
Public Service Company of New Mexico
4.40% due 09/15/2008	667,000	654,779

TOTAL CORPORATE BONDS (Cost $792,979,916)	$ 794,447,828

COLLATERALIZED MORTGAGE
OBLIGATIONS - 24.32%
American Home Mortgage Investment Trust,
Series 2004-4, Class 5A
4.44% due 02/25/2045	5,444,934	5,335,224

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Banc of America Commercial Mortgage, Inc.,
Series 2006-5, Class A4
5.414% due 09/10/2047	$ 8,825,000	$ 8,859,452
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class A3
4.128% due 07/10/2042	1,602,716	1,558,145
Banc of America Commercial Mortgage, Inc.,
Series 2005-2, Class AJ
4.953% due 07/10/2043 (b)	2,524,154	2,451,315
Banc of America Commercial Mortgage, Inc.,
Series 2005-4, Class A5A
4.933% due 07/10/2045	1,575,000	1,531,920
Banc of America Commercial Mortgage, Inc.,
Series 2005-5, Class G
5.402% due 10/10/2015	1,800,000	1,745,933
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class A4
5.1814% due 09/10/2047 (b)	3,075,000	3,055,517
Banc of America Commercial Mortgage, Inc.,
Series 2005-6, Class H
5.1814% due 09/10/2047 (b)	1,650,000	1,589,782
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class XC
0.0422% due 09/10/2045 (b)	258,816,167	1,845,980
Banc of America Commercial Mortgage, Inc.,
Series 2006-2, Class A3
5.7125% due 05/10/2045 (b)	5,245,000	5,375,104
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	4,420,000	4,459,161
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class A3A
5.60% due 08/10/2013	4,215,000	4,280,883
Banc of America Commercial Mortgage, Inc.,
Series 2006-4, Class XC
0.058% IO due 07/10/2046	355,866,431	4,452,565
Banc of America Funding Corp., Series 2006-B,
Class 6A1
5.8886% due 03/20/2036 (b)	2,951,695	2,968,407
Banc of America Funding Corp., Series 2006-D,
Class 6B1
5.9673% due 05/20/2036 (b)	1,715,656	1,718,882
Banc of America Large Loan, Series 2006-BIX1,
Class C
5.50% due 10/15/2019 (b)	5,214,117	5,214,904
Banc of America Large Loan, Series 2005-BBA6,
Class B
5.56% due 01/15/2019 (b)	4,265,000	4,266,436
Banc of America Large Loan, Series 2005-ESHA,
Class E
5.93% due 07/14/2020 (b)	2,000,000	2,002,477
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.61% due 03/15/2022 (b)	4,495,000	4,498,825
Banc of America Large Loan, Series 2006-LAQ,
Class H
6.03% due 02/09/2021 (b)	2,475,000	2,478,035

The accompanying notes are an integral part of the financial statements.

56

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Bank of America Commercial Mortgage, Inc.,
Series 2001-3, Class A1
4.89% due 04/11/2037	$ 361,907	$ 359,084
Bear Stearns Alt-A Trust, Series 2005-3, Class B2
5.3202% due 04/25/2035 (b)	1,106,291	1,097,412
Bear Stearns Alt-A Trust, Series 2006-1, Class 23A1
5.6355% due 02/25/2036 (b)	2,722,331	2,720,088
Bear Stearns Alt-A Trust, Series 2006-3, Class 34A1
6.1863% due 05/25/2036 (b)	2,986,921	3,021,296
Bear Stearns Asset Backed Securities, Inc., Series
2003-AC4, Class A
5.00% due 09/25/2033	627,336	615,885
Bear Stearns Asset Backed Securities, Inc., Series
2004-AC5, Class A1
5.25% due 10/25/2034	555,235	545,450
Bear Stearns Commercial Mortgage Securities, Inc.
5.412% due 12/11/2038	2,245,000	2,226,238
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2002-TOP8, Class A2
4.83% due 08/15/2038	4,910,000	4,806,564
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T10, Class A2
4.74% due 03/13/2040	4,554,000	4,427,251
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR5, Class X1
0.076% IO due 07/11/2042 (b)	34,998,922	729,259
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-T16, Class X1
0.1581% IO due 02/13/2046 (b)	32,381,831	629,506
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PWR8, Class AJ
4.75% due 06/11/2041	2,347,708	2,242,152
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-BBA7, Class G
5.79% due 03/15/2019 (b)	2,300,000	2,300,090
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW13, Class X1
.0462% IO due 09/11/2041 (b)	275,586,397	3,824,533
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class AY
5.49% due 10/12/2041	182,750,000	4,249,376
Bear Stearns Mortgage Funding Trust, Series
2006-AR4, Class A1
5.53% due 12/25/2036 (b)	2,500,000	2,500,446
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class C
7.928% due 07/15/2032	1,470,381	1,593,522
Chaseflex Trust, Series 2005-2, Class 4A1
5.00% due 05/25/2020	2,941,312	2,869,617
Citigroup Commercial Mortgage Trust,
Series 2006-C4, Class A3
5.7201% due 03/15/2049 (b)	3,165,000	3,267,464
Citigroup Mortgage Loan Trust, Inc., Series 2005-1,
Class 2B1
4.7427% due 04/25/2035 (b)	1,690,050	1,687,910

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-10, Class 1A5A
5.8735% due 12/25/2035 (b)	$ 2,478,449	$ 2,489,278
Citigroup Mortgage Loan Trust, Inc., Series 2005-5,
Class 2A3
5.00% due 08/25/2035	1,793,470	1,754,238
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2005-CD1, Class C
5.2255% due 07/15/2044 (b)	1,055,000	1,042,985
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Series 2005-CD1, Class A4
5.2255% due 07/15/2044 (b)	2,080,000	2,075,244
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class X
0.0867% IO due 01/15/2046 (b)	528,097,066	3,004,239
Commercial Mortgage Pass Through Certificates,
Series 2003-LB1A, Class A2
4.084% due 06/10/2038	2,475,141	2,318,154
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class B
5.2253% due 06/10/2044 (b)	2,450,635	2,422,984
Commercial Mortgage Pass Through Certificates,
Series 2005-C6, Class G
5.2843% due 06/10/2044 (b)	1,475,000	1,426,458
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.55% due 11/15/2017 (b)	3,000,000	3,001,023
Commercial Mortgage Pass-Through Certificates,
Series 2005-C6, Class XC1
0.04% IO due 06/10/2044 (b)	338,681,237	2,313,735
Commercial Mortgage Pass-Through Certificates,
Series 2006-C7, Class A3
5.707% due 06/10/2046 (b)	2,945,000	3,019,409
Commercial Mortgage Pass-Through Certificates,
Series 2006-CN2A, Class H
5.5699% due 02/05/2019 (b)	1,620,000	1,621,648
Countrywide Alternative Loan Trust,
Series 2004-24CB, Class 1A1
6.00% due 11/25/2034	1,340,375	1,340,794
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1A2
4.673% due 08/25/2034	376,862	373,847
Countrywide Alternative Loan Trust,
Series 2005-2, Class 1A1
5.1109% due 03/25/2035 (b)	9,255,608	9,266,521
Countrywide Alternative Loan Trust,
Series 2005-J1, Class 3A1
6.50% due 08/25/2032	1,241,875	1,254,682
Countrywide Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	4,012,905	4,054,290
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-HYB2, Class 4A
4.5343% due 07/20/2034 (b)	6,474,204	6,413,989
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2006-HYB5, Class 1A1
5.9781% due 09/20/2036 (b)	6,344,416	6,392,550

The accompanying notes are an integral part of the financial statements.

57

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Home Loans,
Series 2005-12, Class 2A5
5.50% due 05/25/2035	$ 740,616	$ 728,914
Countrywide Home Loans, Series 2005-6, Class 2A1
5.50% due 04/25/2035	1,617,868	1,577,421
Countrywide Home Loans,
Series 2005-HYB6, Class 1A1
5.0683% due 10/20/2035 (b)	5,357,599	5,334,854
Credit Suisse Mortgage Capital Certificates, Series
2006-C4, Class AJ
5.538% due 09/15/2039	4,475,000	4,505,894
Credit Suisse Mortgage Capital Certificates, Series
2006-C4, Class AX
0.0589% IO due 09/15/2039 (b)	354,736,056	6,090,960
Credit Suisse Mortgage Capital Certificates, Series
2006-C5, Class A2
5.246% due 12/15/2039	6,500,000	6,492,835
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.58% due 04/15/2021 (b)	4,095,000	4,096,204
Crown Castle Towers LLC, Series 2006-1A, Class E
6.065% due 11/15/2036	2,600,000	2,596,790
Crown Castle Towers LLC, Series 2006-1A, Class F
6.649% due 11/15/2036	3,275,000	3,273,592
Crown Castle Towers LLC,
Series 2005-1A, Class AFX
4.643% due 06/15/2035	1,630,000	1,597,174
Crown Castle Towers LLC, Series 2005-1A, Class D
5.612% due 06/15/2035	3,025,000	3,009,153
CS First Boston Mortgage Securities Corp, Series
2003-CPN1, Class A2
4.597% due 03/15/2035	6,755,000	6,520,926
CS First Boston Mortgage Securities Corp.,
Series 2001-CF2, Class A3
6.238% due 02/15/2034	761,167	764,159
CS First Boston Mortgage Securities Corp.,
Series 2001-CKN5, Class A4
5.435% due 09/15/2034	1,715,445	1,727,206
CS First Boston Mortgage Securities Corp.,
Series 2001-CP4, Class A4
6.18% due 12/15/2035	1,592,913	1,646,697
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	980,254	1,017,108
CS First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283% due 10/15/2039	539,140	517,488
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class AX
0.0838% IO due 02/15/2038 (b)	59,148,061	700,674
CS First Boston Mortgage Securities Corp.,
Series 2005-C1, Class F
4.821% due 02/15/2038	1,030,000	969,103
CS First Boston Mortgage Securities Corp.,
Series 2005-C2, Class B
5.016% due 04/15/2037 (b)	2,881,947	2,797,329

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class F
5.3917% due 08/15/2038 (b)	$ 2,575,000	$ 2,516,945
CS First Boston Mortgage Securities Corp.,
Series 2005-C4, Class G
5.3917% due 08/15/2038 (b)	2,235,000	2,173,036
CS First Boston Mortgage Securities Corp.,
Series 2005-TF2A, Class K
6.55% due 09/15/2020 (b)	1,000,000	999,871
CW Capital Cobalt, Series 2006-C1, Class A2
5.174% due 08/15/2048	11,000,000	10,932,717
Deutsche Mortgage and Asset Receiving Corp.,
Series 1998-C1, Class C
6.861% due 06/15/2031	1,160,000	1,174,977
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032	2,215,000	2,236,099
Federal Home Loan Mortgage Corp.,
Series 2003-2640, Class WA
3.50% due 03/15/2033	590,938	566,830
Federal Home Loan Mortgage Corp.,
Series 2005-3019, Class MD
4.75% due 01/15/2031	7,020,973	6,931,856
Federal Home Loan Mortgage Corp.,
Series 2006-3153, Class NE
5.50% due 05/15/2034	4,448,000	4,375,346
Federal Home Loan Mortgage Corp.,
Series 2006-3154, Class PM
5.50% due 05/15/2034	3,821,810	3,752,093
Federal Home Loan Mortgage Corp.,
Series 2006-3184, Class PD
5.50% due 07/15/2034	13,147,000	12,945,372
Federal Home Loan Mortgage Corp.,
Series T-41, Class 3A
7.50% due 07/25/2032	248,012	256,704
Federal National Mortgage Association Whole
Loan, Series 2002-W3, Class A5
7.50% due 01/25/2028	472,478	489,529
Federal National Mortgage Association,
Series 2003-33, Class AC
4.25% due 03/25/2033	422,540	405,909
Federal National Mortgage Association,
Series 2003-49, Class JE
3.00% due 04/25/2033	2,121,060	1,910,026
Federal National Mortgage Association,
Series 2003-58, Class AD
3.25% due 07/25/2033	1,212,011	1,114,881
Federal National Mortgage Association,
Series 2003-63, Class PE
3.50% due 07/25/2033	979,610	896,049
Federal National Mortgage Association,
Series 2006-57, Class PD
5.50% due 01/25/2035	5,100,000	5,007,008
Federal National Mortgage Association,
Series 2006-64, Class PC
5.50% due 10/25/2034	3,891,000	3,822,838

The accompanying notes are an integral part of the financial statements.

58

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2006-65, Class HE
5.50% due 02/25/2035	$ 5,571,000	$ 5,474,643
Federal National Mortgage Association,
Series 2006-67, Class PD
5.50% due 12/25/2034	4,162,000	4,092,575
First Horizon Alternative Mortgage Securities,
Series 2004-AA5, Class B1
5.2283% due 12/25/2034 (b)	844,275	834,655
First Horizon Alternative Mortgage Securities,
Series 2006-AA2, Class B1
6.2149% due 05/25/2036 (b)	1,293,800	1,304,554
First Union National Bank Commercial Mortgage
Trust, Series 2001-C2, Class A1
6.204% due 01/12/2043	1,325,968	1,334,363
First Union National Bank Commercial Mortgage
Trust, Series 2002-C1, Class A1
5.585% due 02/12/2034	567,391	569,690
GE Capital Commercial Mortgage Corp.,
Series 2001-1, Class A1
6.079% due 05/15/2033	67,010	67,736
GE Capital Commercial Mortgage Corp.,
Series 2001-3, Class A2
6.07% due 06/10/2038	1,102,786	1,141,759
GE Capital Commercial Mortgage Corp.,
Series 2002-2A, Class A3
5.349% due 08/11/2036	735,191	738,643
GE Capital Commercial Mortgage Corp.,
Series 2005-C1, Class XC
0.0809% IO due 06/10/2048 (b)	92,801,605	1,215,079
GE Capital Commercial Mortgage Corp.,
Series 2005-C2, Class C
5.133% due 05/10/2043 (b)	2,171,263	2,126,330
GE Capital Commercial Mortgage Corp.,
Series 2005-C4, Class H
5.3329% due 11/10/2045 (b)	1,550,000	1,501,763
G-Force LLC, Series 2005-RR2, Class A4B
5.422% due 12/25/2039	2,425,000	2,356,482
Global Signal Trust, Series 2004-2A, Class D
5.093% due 12/15/2014	1,700,000	1,678,970
Global Signal Trust, Series 2006-1, Class E
6.495% due 02/15/2036	2,205,000	2,235,094
GMAC Commercial Mortgage Securities, Inc.,
Series 1997-C1, Class A3
6.869% due 07/15/2029	116,086	116,458
GMAC Commercial Mortgage Securities, Inc.,
Series 2001-C1, Class A1
5.988% due 04/15/2034	1,534,981	1,536,110
GMAC Commercial Mortgage Securities, Inc.,
Series 2002-C1, Class A1
5.785% due 11/15/2039	2,115,782	2,129,768
GMAC Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 2A1
5.6473% due 04/19/2036 (b)	1,657,354	1,658,163
Government National Mortgage Association,
Series 2003-42, Class XA
3.75% due 05/16/2033	229,708	215,602

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Greenwich Capital Commercial Funding Corp.,
Series 2002-C1, Class A2
4.112% due 01/11/2017	$ 2,131,628	$ 2,078,706
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A2
5.117% due 04/10/2037	4,305,000	4,289,692
Greenwich Capital Commercial Funding Corp.,
Series 2006-GG7, Class A4
5.9123% due 07/10/2038 (b)	4,025,000	4,205,463
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class A2
5.479% due 11/10/2039 (b)	5,375,000	5,422,905
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class X
0.858% IO due 11/10/2039	108,977,130	4,928,491
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class E
5.078% due 07/10/2039 (b)	2,627,081	2,540,792
GS Mortgage Securities Corp. II, Series 2005-GG4,
Class XC
0.1027% IO due 07/10/2039 (b)	103,667,797	2,056,510
GS Mortgage Securities Corp. II, Series 2006-GG8,
Class AM
5.591% due 11/10/2039	6,235,000	6,333,224
GSR Mortgage Loan Trust, Series 2005-AR5,
Class 1A1
4.5772% due 10/25/2035 (b)	6,489,262	6,458,827
GSR Mortgage Loan Trust, Series 2004-9, Class B1
4.6212% due 08/25/2034 (b)	2,405,173	2,367,551
GSR Mortgage Loan Trust, Series 2006-AR1,
Class 3A1
5.4047% due 01/25/2036 (b)	4,559,088	4,525,765
Harborview Mortgage Loan Trust,
Series 2004-7, Class 2A3
4.388% due 11/19/2034 (b)	2,792,111	2,794,386
Harborview NIM Corp., Series 2006-BU1, Class N1
5.926% due 02/20/2046	1,038,180	1,038,301
Hilton Hotels Pool Trust, Series 2000-HLTA, Class B
5.85% due 10/03/2015 (b)	335,000	338,370
IndyMac Index Mortgage Loan Trust,
Series 2004-AR13, Class B1
5.296% due 01/25/2035	1,437,175	1,434,628
IndyMac Index Mortgage Loan Trust,
Series 2005-AR5, Class B1
5.3859% due 05/25/2035 (b)	1,995,343	2,017,658
IndyMac Index Mortgage Loan Trust,
Series 2006-AR19, Class 1B1
6.443% due 08/25/2036 (b)	1,659,542	1,689,303
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB16, Class D
5.771% due 05/12/2045 (b)	4,200,000	4,263,467
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-LDP8, Class A3B
5.447% due 05/15/2045 (b)	4,530,000	4,537,698
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-LDP8, Class X
0.5783% IO due 05/15/2045 (b)	89,961,852	3,861,073

The accompanying notes are an integral part of the financial statements.

59

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP7, Class A4
5.8755% due 04/15/2045 (b)	$ 2,675,000	$ 2,794,629
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2002-C1, Class A3
5.376% due 07/12/2037	2,568,266	2,583,860
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CBX, Class A2
3.89% due 01/12/2037	735,191	717,921
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP3, Class A4B
4.996% due 08/15/2042 (b)	3,130,000	3,049,765
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2005-LDP4, Class B
5.129% due 10/15/2042 (b)	1,335,000	1,304,614
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2006-LDP6, Class X1
0.0363% IO due 04/15/2043 (b)	384,440,850	2,061,410
JPMorgan Mortgage Trust, Series 2005-S2,
Class 2A16
6.50% due 09/25/2035	2,051,135	2,098,549
JPMorgan Mortgage Trust, Series 2005-S3,
Class 2A2
5.50% due 01/25/2021	3,086,635	3,065,414
LB-UBS Commercial Mortgage Trust, Series
2006-C6, Class AJ
5.452% due 09/15/2039 (b)	4,530,000	4,548,963
LB-UBS Commercial Mortgage Trust, Series
2006-C6, Class XCL
0.0699% IO due 09/15/2039 (b)	207,824,908	3,990,633
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	1,470,381	1,548,694
LB-UBS Commercial Mortgage Trust,
Series 2005-C1, Class XCL
0.1415% IO due 02/15/2040 (b)	47,792,604	1,020,358
LB-UBS Commercial Mortgage Trust,
Series 2005-C3, Class G
5.111% due 07/15/2040 (b)	1,264,528	1,224,691
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class A2
4.885% due 09/15/2040	2,881,947	2,854,168
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.8994% due 06/15/2038 (b)	3,165,000	3,291,948
Mastr Adjustable Rate Mortgages Trust,
Series 2004-13, Class 2A1
3.8169% due 04/21/2034 (b)	3,687,256	3,605,814
Mastr Adjustable Rate Mortgages Trust,
Series 2004-8, Class 5A1
4.6461% due 08/25/2034 (b)	4,967,519	4,894,685
Mastr Adjustable Rate Mortgages Trust,
Series 2005-2, Class 2A1
5.1138% due 03/25/2035 (b)	11,156,593	11,135,960
Mastr Adjustable Rate Mortgages Trust,
Series 2006-2, Class 4A1
4.9897% due 02/25/2036 (b)	11,918,300	11,783,951

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Merrill Lynch Mortgage Trust, Series 2004-BPB1,
Class XC
0.058% IO due 09/12/2041	$ 27,844,603	$ 551,741
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	1,588,012	1,543,462
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XC
0.0549% IO due 07/12/2038	279,738,165	1,816,704
Merrill Lynch Mortgage Trust, Series 2005-CIP1,
Class XP
0.147% IO due 07/12/2038 (b)	257,739,014	2,174,493
Merrill Lynch Mortgage Trust, Series 2005-CKI1,
Class A6
5.2442% due 11/12/2037 (b)	2,855,000	2,850,387
Merrill Lynch Mortgage Trust, Series 2006-C2,
Class X
.5739% IO due 08/12/2043	87,821,075	2,703,370
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-3, Class A4
5.414% due 07/12/2046 (b)	3,420,000	3,431,681
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A4
5.9098% due 06/12/2046 (b)	4,480,000	4,681,842
ML CFC
0.051% due 12/12/2049	229,023,448	3,471,148
MLCC Mortgage Investors, Inc., Series 2005-A,
Class A1
5.58% due 03/25/2030 (b)	340,481	340,453
Morgan Stanley Capital I, Series 2006-IQ12, Class E
5.538% due 12/15/2043 (b)	2,170,000	2,169,803
Morgan Stanley Capital I, Series 2004-T13, Class A2
3.94% due 09/13/2045	1,347,850	1,300,435
Morgan Stanley Capital I, Series 2005-HQ7,
Class A2
5.2035% due 11/14/2042 (b)	2,185,000	2,180,893
Morgan Stanley Capital I, Series 2005-HQ7,
Class A4
5.2035% due 11/14/2042 (b)	2,795,000	2,783,204
Morgan Stanley Capital I, Series 2005-IQ10,
Class A4A
5.23% due 09/15/2042 (b)	4,160,000	4,127,615
Morgan Stanley Capital I, Series 2005-IQ9, Class X1
0.1119% IO due 07/15/2056 (b)	37,628,333	1,100,934
Morgan Stanley Capital I, Series 2005-T17, Class X1
0.0875% IO due 12/13/2041 (b)	76,272,438	1,159,005
Morgan Stanley Capital I, Series 2006-HQ8, Class X
0.0844% IO due 03/12/2044 (b)	531,395,075	2,649,961
Morgan Stanley Capital I, Series 2006-HQ9, Class X
0.2052% IO due 07/12/2044 (b)	279,670,286	5,088,853
Morgan Stanley Capital I, Series 2006-T21, Class X
0.1517% IO due 10/12/2052 (b)	188,198,738	2,628,929
Morgan Stanley Dean Witter Capital I,
Series 2003-HYB1, Class A2
4.30% due 03/25/2033 (b)	9,098,764	9,016,706
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.983% due 08/12/2041	2,570,000	2,677,940

The accompanying notes are an integral part of the financial statements.

60

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Multi Security Asset Trust, Series 2005-RR4A,
Class F
5.88% due 11/28/2035 (b)	$ 580,000	$ 567,126
Nomura Asset Acceptance Corp.,
Series 2006-AF1, Class CB1
6.5302% due 06/25/2036 (b)	1,709,189	1,744,871
Nomura Asset Acceptance Corp.,
Series 2006-AF2, Class 4A
6.7573% due 08/25/2036 (b)	3,589,257	3,666,564
Provident Funding Mortgage Loan Trust,
Series 2005-1, Class B1
4.3579% due 05/25/2035 (b)	1,777,371	1,737,948
Rali NIM Corp., Series 2006-QO4, Class N1
6.048% due 05/25/2046	1,977,236	1,968,596
Residential Accredit Loans, Inc.,
Series 2005-QA12, Class NB5
5.9933% due 12/25/2035 (b)	3,015,467	3,057,931
Residential Asset Securitization Trust,
Series 2006-A7CB, Class 2A1
6.50% due 07/25/2036	4,174,561	4,215,104
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	597,955	621,244
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A2
6.226% due 12/18/2035	327,880	328,838
Salomon Brothers Mortgage Securities VII,
Series 2001-C1, Class A3
6.428% due 12/18/2035	1,225,318	1,272,385
SBA CMBS Trust, Series 2006-1A, Class F
6.709% due 11/15/2036	5,780,000	5,787,233
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036	920,000	921,867
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036	755,000	756,514
SBA CMBS Trust, Series 2005-1A, Class B
5.565% due 11/15/2035	1,570,000	1,580,644
SBA CMBS Trust, Series 2005-1A, Class C
5.731% due 11/15/2035	3,998,000	4,034,746
SBA CMBS Trust, Series 2005-1A, Class D
6.219% due 11/15/2035	615,000	624,642
SBA CMBS Trust, Series 2005-1A, Class E
6.706% due 11/15/2035	2,545,000	2,602,048
Sequoia Mortgage Trust, Series 2005-3, Class A1
5.55% due 05/20/2035 (b)	497,726	498,275
Structured Adjustable Rate Mortgage Loan Trust,
Series 2005-18, Class 6A1
5.2769% due 09/25/2035 (b)	3,054,809	3,049,231
Structured Asset Securities Corp.,
Series 1998-RF2, Class A
8.5199% due 07/15/2027 (b)	448,997	450,587
Timberstar Trust, Series 2006-1A, Class A
5.668% due 10/15/2036	4,800,000	4,862,620
Timberstar Trust, Series 2006-1A, Class D
6.208% due 10/15/2036	2,525,000	2,612,486

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class XC
0.0528% IO due 07/15/2045 (b)	$ 286,983,463	$ 2,804,517
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C17, Class XC
0.0719% IO due 03/15/2042 (b)	49,425,697	450,708
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class A5
4.661% due 05/15/2044	3,313,258	3,209,492
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C19, Class AJ
4.793% due 05/15/2044	1,862,483	1,783,730
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class XC
0.0409% IO due 03/15/2045 (b)	742,081,857	4,080,040
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2006-7, Class
A3
6.081% due 09/25/2036	3,810,000	3,813,181
Washington Mutual Alternative Mortgage
Pass-Through Certificates, Series 2005-6,
Class 1CB
6.50% due 08/25/2035	1,771,813	1,790,086
Washington Mutual, Inc., Series 2005-1, Class 6A1
6.50% due 03/25/2035	959,715	976,336
Washington Mutual, Inc.,
Series 2005-AR12, Class 1A8
4.8384% due 10/25/2035 (b)	6,532,017	6,457,368
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-7, Class 2A2
5.00% due 07/25/2019	2,217,386	2,170,266
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9448% due 10/25/2035 (b)	8,384,961	8,363,194

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $599,474,256)	$ 599,857,976

ASSET BACKED SECURITIES - 5.94%
Airplanes Pass Through Trust, Series 2001-1A,
Class A9
5.90% due 03/15/2019 (b)	7,000,000	4,558,750
Alesco Preferred Funding, Ltd., Series 14A, Class B
6.015% due 09/23/2037 (b)	3,500,000	3,500,000
Amresco Residential Securities Mortgage Loan
Trust, Series 1998-1, Class A6
6.51% due 08/25/2027	115,162	115,547
Ansonia CDO, Ltd.
5.812% due 07/28/2046	6,050,000	6,177,673
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.96% due 01/26/2042 (b)	1,895,000	1,895,000
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.41% due 01/26/2042 (b)	3,145,000	3,145,000
Argent Securities, Inc., Series 2004-W1, Class M3
6.80% due 03/25/2034 (b)	1,568,407	1,586,093

The accompanying notes are an integral part of the financial statements.

61

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Asset Backed Securities Corp. Home Equity,
Series 2006-HE2, Class A3
5.54% due 03/25/2036 (b)	$ 5,000,000	$ 5,007,742
Capital Trust Re CDO Ltd, Series 2005-1A, Class C
6.10% due 03/20/2050 (b)	1,250,000	1,250,375
Capital Trust Re CDO Ltd, Series 2005-1A, Class E
7.45% due 03/20/2050 (b)	834,000	834,834
Capital Trust Re CDO Ltd, Series 2005-3A, Class A1
5.094% due 06/25/2035	3,203,934	3,173,928
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
5.82% due 03/20/2050 (b)	1,600,000	1,601,600
Centex Home Equity, Series 2004-D, Class AF4
4.68% due 06/25/2032	780,000	760,217
Centex Home Equity, Series 2005-A, Class M4
6.15% due 01/25/2035 (b)	875,000	882,334
Contimortgage Home Equity Loan Trust,
Series 1995-2, Class A5
8.10% due 08/15/2025	39,878	41,000
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	365,900	364,120
Countrywide Asset-Backed Certificates,
Series 2004-12, Class 2AV2
5.63% due 09/25/2033 (b)	118,272	118,301
Credit-Based Asset Servicing and Securitization,
Series 2006-MH1, Class B1
6.25% due 09/25/2036	2,560,000	2,259,200
Credit-Based Asset Servicing and Securitization,
Series 2005-CB8, Class AF2
5.303% due 12/25/2035	4,000,000	3,979,454
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036	5,000,000	4,980,470
CW Capital Cobalt I, Series 2005-1A, Class A1
5.65% due 05/25/2045 (b)	865,674	865,069
DB Master Finance LLC, Series 2006-1, Class-A2
5.779% due 06/20/2031	9,405,000	9,521,961
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	970,000	986,411
Dillon Read CMBS CDO, Ltd.,Series 2006-1A,
Class A3
6.08% due 12/05/2046	4,755,000	4,937,770
Embarcadero Aircraft Securitization Trust, Series
2000-A, Class A1
5.83% due 08/15/2025 (b)	4,500,000	3,841,875
Equity One ABS, Inc., Series 2004-1, Class M2
5.115% due 04/25/2034	750,000	732,615
Equity One ABS, Inc., Series 2004-1, Class M3
5.26% due 04/25/2034	750,000	732,612
Equity One ABS, Inc., Series 2004-2, Class AV2
5.60% due 07/25/2034 (b)	57,873	57,974
GSAA Home Equity Trust, Series 2006-10,
Class AF3
5.9846% due 06/25/2036 (b)	7,000,000	7,020,783
Highland Park CDO, Ltd., Series 2006-1A, Class A2
5.77% due 11/25/2051 (b)	3,570,000	3,558,041

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Home Equity Mortgage Trust,
Series 2005-3, Class A1
5.59% due 11/25/2035 (b)	$ 1,159,408	$ 1,159,901
IndyMac Home Equity Loan Asset-Backed Trust,
Series 2004-B, Class A2B
5.71% due 11/25/2034 (b)	28,901	28,912
JER CDO, Series 2006-2A, Class AFL
5.68% due 03/25/2045 (b)	3,700,000	3,700,000
JER CDO, Series 2006-2A, Class FFL
6.85% due 03/25/2045 (b)	2,000,000	2,000,000
LNR CDO, Ltd., Series 2006-1A, Class BFL
5.90% due 05/28/2043 (b)	3,300,000	3,300,000
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
6.05% due 02/25/2034 (b)	1,200,000	1,202,598
New Century Home Equity Loan Trust,
Series 2004-A, Class AII5
5.25% due 08/25/2034 (b)	990,000	983,255
Newcastle CDO, Ltd., Series 2005-7A, Class 2FL
4.72% due 12/25/2050	2,690,000	2,691,076
North Street Referenced Linked Notes, Series
2000-1A, Class C
7.1263% due 04/28/2011 (b)	2,500,000	1,975,684
N-Star Real Estate CDO, Ltd., Series 2006-7A,
Class C
5.681% due 06/22/2051	3,000,000	3,000,000
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
6.10% due 02/01/2041 (b)	2,360,000	2,360,000
N-Star Real Estate CDO, Ltd.,
Series 2006-8a, Class G
6.30% due 02/01/2041 (b)	2,360,000	2,360,000
Option One Mortgage Loan Trust, Series 2004-1,
Class M1
5.95% due 01/25/2034 (b)	761,275	763,886
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	5,160,000	5,125,330
Ownit Mortgage Loan, Series 2006-2, Class A2B
5.6329% due 01/25/2037 (b)	4,000,000	3,989,612
Popular ABS Mortgage Pass-Through Trust,
Series 2005-4, Class AF3
4.982% due 09/25/2035	3,234,838	3,199,277
Popular ABS Mortgage Pass-Through Trust,
Series 2005-6, Class A2
5.35% due 01/25/2036	3,700,000	3,684,759
Prima Capital Ltd., Series 2006-CR1A, Class A1
5.417% due 12/28/2048	7,800,000	7,821,021
Rait Cre CDO, Ltd., Series 2006-1A, Class H
7.60% due 11/20/2046 (b)	3,750,000	3,750,000
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF3
4.499% due 08/25/2035	1,835,000	1,814,998
Renaissance Home Equity Loan Trust,
Series 2005-2, Class AF4
4.934% due 08/25/2035	1,740,000	1,724,702

The accompanying notes are an integral part of the financial statements.

62

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Renaissance Home Equity Loan Trust,
Series 2005-4, Class A2
5.399% due 02/25/2036	$ 3,000,000	$ 2,985,650
Residential Accredit Loans, Inc.,
Series 2004-QS16, Class 1A1
5.50% due 12/25/2034	1,212,122	1,202,389
Residential Asset Mortgage Products, Inc.,
Series 2004-RS9, Class AI4
4.767% due 10/25/2032 (b)	1,125,000	1,111,633
Residential Asset Mortgage Products, Inc.,
Series 2004-RZ3, Class AI4
4.572% due 05/25/2033 (b)	650,000	636,318
Sail Net Interest Margin Notes, Series 2005-6A,
Class A
4.75% due 07/27/2035	61,839	61,760
Specialty Underwriting & Residential Finance,
Series 2004-BC4, Class A2B
5.66% due 10/25/2035 (b)	329,720	329,947
Structured Asset Securities Corp.,
Series 2004-16XS, Class A2
4.91% due 08/25/2034	247,507	246,332
Structured Asset Securities Corp.,
Series 2004-19XS, Class A2
4.37% due 10/25/2034	1,002,639	992,368
Structured Asset Securities Corp.,
Series 2004-6XS, Class M1
4.92% due 03/25/2034	1,100,000	1,069,533
Vanderbilt Acquisition Loan Trust,
Series 2002-1, Class A3
5.70% due 09/07/2023	426,440	427,194
Wells Fargo Home Equity Trust,
Series 2004-2, Class AI5
4.89% due 05/25/2034 (b)	2,451,000	2,390,367

TOTAL ASSET BACKED SECURITIES
(Cost $146,534,321)	$ 146,575,251

SUPRANATIONAL OBLIGATIONS - 0.10%

Honduras - 0.03%
Central American Bank for Economic Integration
6.75% due 04/15/2013	638,000	670,875

Venezuela - 0.07%
Corporacion Andina de Fomento
5.20% due 05/21/2013	736,000	723,124
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	1,005,000	1,068,739

		1,791,863

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,501,834)	$ 2,462,738

SHORT TERM INVESTMENTS - 18.75%
Federal Home Loan Bank Discount Notes
4.80% due 01/02/2007	$ 24,100,000	$ 24,096,787
Federal National Mortgage
Association Discount Notes
zero coupon due 01/11/2007 to
01/17/2007 ***	311,000,000	310,524,881

Active Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
State Street Navigator Securities
Lending Prime Portfolio (c)	$ 127,798,685	$ 127,798,685

TOTAL SHORT TERM INVESTMENTS
(Cost $459,152,403)	$ 462,420,353

REPURCHASE AGREEMENTS - 1.07%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$26,434,597 on 01/02/2007,
collateralized by $95,000 Federal
National Mortgage Association,
5.50% due 07/14/2028 (valued at
$91,508, including interest) and
$135,000 Federal Home Loan
Mortgage Corp., 5.00% due
12/14/2018 (valued at $132,131,
including interest) and
$26,135,000 Federal National
Mortgage Association, 5.20% due
11/20/2009 (valued at
$26,233,006, including interest)
and $340,000 Federal National
Mortgage Association, 5.625% due
12/15/2009 (valued at $337,450,
including interest) and $160,000
Federal National Mortgage
Association, 5.125% due
04/15/2011 (valued at $162,800,
including interest) (c)***	$ 26,423,000	$ 26,423,000

TOTAL REPURCHASE AGREEMENTS
(Cost $26,423,000)	$ 26,423,000

Total Investments (Active Bond Trust)
(Cost $2,890,171,698) - 117.34%	$ 2,893,708,672
Liabilities in Excess of Other Assets - (17.34)%		(427,538,021)

TOTAL NET ASSETS - 100.00%	$ 2,466,170,651

Core Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 13.90%
U.S. Treasury Bonds - 5.02%
4.50% due 02/15/2036 (a)	$ 1,974,000	$ 1,877,151
5.375% due 02/15/2031 (a)	1,074,000	1,150,439
6.25% due 05/15/2030 (a)***	1,642,000	1,956,032
6.25% due 08/15/2023 ***	4,294,000	4,940,784
8.875% due 02/15/2019 (a)	965,000	1,319,487

		11,243,893

U.S. Treasury Notes - 8.88%
4.50% due 11/30/2011 (a)	8,842,000	8,763,253
4.50% due 11/15/2015 (a)***	1,504,000	1,480,852
4.50% due 02/15/2016 (a)	385,000	378,864

The accompanying notes are an integral part of the financial statements.

63

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Notes (continued)
4.625% due 09/30/2008 to
11/15/2016 (a)	$ 4,143,000	$ 4,123,006
4.875% due 05/31/2008 to 08/15/2009 (a)	1,016,000	1,016,648
5.125% due 06/30/2008 to 05/15/2016 (a)	4,072,000	4,106,337

		19,868,960

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $31,230,839)		$ 31,112,853

U.S. GOVERNMENT AGENCY OBLIGATIONS - 37.86%
Federal Home Loan Bank - 1.04%
5.46% due 11/30/2015 ***	2,331,796	2,336,075

Federal Home Loan Mortgage Corp. - 18.78%
3.57% due 06/15/2029 ***	726,614	706,612
3.90% due 01/15/2023 ***	986,890	958,747
4.00% due 03/01/2019 to 02/01/2020	845,582	796,379
4.50% due 02/01/2019 to 08/01/2035	4,318,151	4,164,341
4.50% due 08/01/2020 to 07/01/2035 ***	18,201,558	18,995,402
4.992% due 05/01/2035	124,290	122,516
5.00% due 02/01/2020	1,357,544	1,335,247
5.00% due 10/01/2020 ***	2,124,905	2,087,761
5.095% due 02/01/2036 ***	990,081	977,229
5.50% due 01/01/2018 to 05/15/2026	2,031,676	2,036,566
5.50% due 11/01/2018 to 01/01/2020 ***	2,092,238	2,093,454
5.601% due 05/01/2036 ***	1,943,326	1,951,876
6.00% TBA **	5,735,000	5,810,272

		42,036,402
Federal National Mortgage
Association - 12.54%
4.00% due 09/01/2018 to 12/01/2020	5,953,537	5,608,371
4.33% due 11/01/2011	190,696	183,727
4.50% due 03/01/2019 to 02/01/2035	1,955,281	1,865,083
4.653% due 10/01/2012	143,800	140,424
4.868% due 09/01/2035	195,746	193,599
5.00% due 07/01/2033 ***	280,585	286,673
5.068% due 07/01/2035	388,414	386,187
5.298% due 04/01/2036	317,908	318,539
5.50% due 01/01/2033 to 06/01/2036	14,563,290	14,418,382
5.50% due 03/01/2033 ***	992,401	984,958
5.51% due 12/01/2016	69,000	70,407
5.57% due 12/01/2016	82,000	84,028
5.662% due 06/01/2036	263,476	264,346
5.67% due 03/01/2009	400,513	402,975
5.927% due 09/01/2036	1,087,288	1,096,456
6.00% due 07/01/2036 ***	1,172,622	1,180,562
6.44% due 06/01/2036	564,549	573,917

		28,058,634
Government National Mortgage
Association - 5.50%
5.50% due 10/20/2034	960,340	953,918

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
6.50% TBA **	$ 11,122,000	$ 11,367,902

		12,321,820

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $84,507,052)	$ 84,752,931

FOREIGN GOVERNMENT OBLIGATIONS - 1.03%
Canada - 0.52%
Province of Ontario Canada
5.00% due 10/18/2011	520,000	519,217
5.125% due 11/14/2016	450,000	447,118
7.50% due 09/15/2029 (a)	155,000	196,673

		1,163,008
Chile - 0.07%
Republic of Chile
7.125% due 01/11/2012	145,000	156,165

Israel - 0.17%
Government of Israel
5.50% due 11/09/2016	375,000	371,100

Mexico - 0.27%
Government of Mexico
5.625% due 01/15/2017	230,000	230,230
5.875% due 01/15/2014 (a)	196,000	201,096
6.75% due 09/27/2034	160,000	172,800

		604,126

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $2,264,857)	$ 2,294,399

CORPORATE BONDS - 19.32%

Automobiles - 0.29%
DaimlerChrysler N.A. Holding Corp.
6.50% due 11/15/2013	135,000	138,605
8.50% due 01/18/2031	184,000	219,040
DaimlerChrysler N.A. Holding Corp., Series MTN
5.75% due 09/08/2011 (a)	285,000	284,660

		642,305
Banking - 1.77%
BAC Capital Trust XI
6.625% due 05/23/2036	305,000	329,151
Bank of America Corp.
4.25% due 10/01/2010	180,000	174,308
5.375% due 06/15/2014	235,000	234,919
HBOS Treasury Services PLC
5.00% due 11/21/2011	800,000	795,656
PNC Funding Corp.
5.25% due 11/15/2015	371,000	364,791
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)	355,000	346,642
Royal Bank of Scotland Group PLC
5.00% due 10/01/2014	305,000	295,974
Wachovia Corp.
4.875% due 02/15/2014	305,000	293,989

The accompanying notes are an integral part of the financial statements.

64

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Wachovia Corp. (continued)
5.30% due 10/15/2011	$ 590,000	$ 591,758
Washington Mutual Bank
5.65% due 08/15/2014	315,000	315,436
Zions Bancorporation
5.50% due 11/16/2015	235,000	231,200

		3,973,824

Cable and Television - 0.60%
Comcast Corp.
5.65% due 06/15/2035	74,000	67,173
5.90% due 03/15/2016	365,000	366,041
News America, Inc.
6.40% due 12/15/2035	330,000	327,833
Time Warner Entertainment Company LP
8.375% due 07/15/2033	269,000	325,111
Viacom, Inc.
5.75% due 04/30/2011	265,000	265,135

		1,351,293

Cellular Communications - 0.46%
America Movil SA de CV
6.375% due 03/01/2035	151,000	147,322
AT&T Broadband Corp.
8.375% due 03/15/2013	538,000	612,817
Cingular Wireless Services, Inc.
8.125% due 05/01/2012	245,000	275,691

		1,035,830

Computers & Business Equipment - 0.07%
Xerox Corp.
6.40% due 03/15/2016	160,000	163,400

Crude Petroleum & Natural Gas - 0.39%
Canadian Natural Resources, Ltd.
6.50% due 02/15/2037 (a)	240,000	240,769
EnCana Corp.
6.50% due 08/15/2034	138,000	142,222
Ras Laffan Liquefied Natural Gas Company, Ltd. III
6.332% due 09/30/2027	480,000	486,187

		869,178

Domestic Oil - 0.22%
ConocoPhillips Company
5.90% due 10/15/2032	155,000	157,461
Devon Financing Corp., ULC
6.875% due 09/30/2011	325,000	343,661

		501,122

Drugs & Health Care - 0.20%
Wyeth
5.50% due 02/15/2016	445,000	445,602

Electrical Utilities - 1.81%
Allegheny Energy Supply Company LLC
8.25% due 04/15/2012	210,000	230,475
DPL, Inc.
6.875% due 09/01/2011	550,000	577,555
Duke Capital Corp.
5.50% due 03/01/2014	145,000	143,345

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Exelon Generation Company, LLC
6.95% due 06/15/2011	$ 145,000	$ 152,753
FirstEnergy Corp.
6.45% due 11/15/2011	190,000	198,134
7.375% due 11/15/2031	155,000	176,520
Indiana Michigan Power Company
6.05% due 03/15/2037	200,000	196,307
Kansas Gas & Electric
5.647% due 03/29/2021	371,000	360,245
Nevada Power Company, Series M
5.95% due 03/15/2016	330,000	329,319
Progress Energy, Inc.
6.85% due 04/15/2012	580,000	616,637
PSEG Power LLC
5.00% due 04/01/2014	265,000	252,769
7.75% due 04/15/2011	270,000	291,735
Public Service Company of Colorado
7.875% due 10/01/2012	323,000	362,400
TXU Electric Delivery Company
6.375% due 01/15/2015	150,000	154,616

		4,042,810
Energy - 0.07%
Enterprise Products Operating LP, Series B
5.60% due 10/15/2014	150,000	147,320

Financial Services - 6.75%
American Express Travel Related Services
Company, Inc.
5.25% due 11/21/2011	690,000	689,490
Capital One Bank
4.875% due 05/15/2008	330,000	327,966
Capital One Financial Corp.
6.15% due 09/01/2016	230,000	237,869
8.75% due 02/01/2007	523,000	524,280
Citigroup, Inc.
3.625% due 02/09/2009	785,000	761,787
5.10% due 09/29/2011	310,000	308,687
5.85% due 08/02/2016 (a)	280,000	289,538
Credit Suisse USA, Inc.
5.50% due 08/16/2011 (a)	535,000	540,831
General Electric Capital Corp.
6.75% due 03/15/2032	155,000	177,518
General Electric Capital Corp., MTN
5.375% due 10/20/2016	210,000	210,374
General Electric Capital Corp., Series A, MTN
3.75% due 12/15/2009	504,000	485,114
6.00% due 06/15/2012	627,000	649,052
Goldman Sachs Group, Inc.
5.95% due 01/15/2027	300,000	296,738
6.45% due 05/01/2036	160,000	167,101
HSBC Finance Corp.
4.75% due 04/15/2010	993,000	979,723
International Lease Finance Corp., Series MTN
5.40% due 02/15/2012	365,000	365,334
5.45% due 03/24/2011	470,000	471,577
5.59% due 05/24/2010 (b)	225,000	225,815

The accompanying notes are an integral part of the financial statements.

65

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
JP Morgan Chase & Company
5.125% due 09/15/2014	$ 190,000	$ 186,830
5.60% due 06/01/2011	560,000	567,063
JP Morgan Chase Capital XVIII, Series R
6.95% due 08/17/2036	455,000	492,162
Lazard Group, LLC
7.125% due 05/15/2015	420,000	435,043
Lehman Brothers Holdings, Inc.
5.75% due 01/03/2017	225,000	227,880
Lehman Brothers Holdings, Inc., Series MTN
5.75% due 05/17/2013	460,000	467,259
Merrill Lynch & Company, Inc.
6.05% due 05/16/2016	345,000	357,434
6.22% due 09/15/2026	170,000	176,618
Merrill Lynch & Company, Inc., Series MTNC
4.25% due 02/08/2010	280,000	272,078
Morgan Stanley
5.375% due 10/15/2015	400,000	396,422
Morgan Stanley, Series MTN
5.625% due 01/09/2012	355,000	360,850
Residential Capital Corp.
6.125% due 11/21/2008	520,000	522,576
6.50% due 04/17/2013	880,000	891,823
6.7388% due 06/29/2007 (b)	245,000	246,034
SMFG Preferred Capital
6.078% due 01/29/2049 (b)	745,000	736,700
The Goldman Sachs Group, Inc.
5.125% due 01/15/2015	562,000	549,117
Washington Mutual, Inc.
4.00% due 01/15/2009	188,000	183,297
WEA Finance LLC/WCI Finance LLC
5.70% due 10/01/2016	330,000	328,013

		15,105,993
Food & Beverages - 0.32%
Diageo Capital PLC
5.50% due 09/30/2016	240,000	237,870
Kraft Foods, Inc.
5.25% due 10/01/2013	255,000	251,777
5.625% due 11/01/2011	232,000	234,466

		724,113
Gas & Pipeline Utilities - 0.56%
Duke Capital LLC
7.50% due 10/01/2009	284,000	298,818
8.00% due 10/01/2019	90,000	104,630
Enbridge Energy Partners LP
5.875% due 12/15/2016	170,000	168,318
Energy Transfer Partners LP
5.65% due 08/01/2012	225,000	224,053
Plains All American Pipeline LP
6.125% due 01/15/2017	300,000	301,563
6.65% due 01/15/2037	145,000	147,216

		1,244,598

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Products - 0.13%
Bristol-Myers Squibb Company
5.875% due 11/15/2036	$ 305,000	$ 300,128

Healthcare Services - 0.11%
WellPoint, Inc.
5.85% due 01/15/2036	245,000	238,004

Insurance - 1.03%
Ace INA Holdings, Inc.
6.70% due 05/15/2036	265,000	285,050
American International Group, Inc.
4.70% due 10/01/2010	332,000	326,220
5.60% due 10/18/2016	150,000	151,395
Cigna Corp.
6.15% due 11/15/2036	220,000	217,344
GE Global Insurance Holding Corp.
7.00% due 02/15/2026	175,000	194,432
Hartford Financial Services Group, Inc.
5.50% due 10/15/2016	370,000	369,752
Liberty Mutual Group, Inc.
7.50% due 08/15/2036	256,000	280,083
MetLife, Inc.
6.40% due 12/15/2036 (b)	185,000	186,572
Prudential Financial Inc., Series MTN
5.70% due 12/14/2036	305,000	295,977

		2,306,825

International Oil - 0.12%
Pemex Project Funding Master Trust
6.625% due 06/15/2035	125,000	127,875
7.375% due 12/15/2014 (a)	136,000	149,736

		277,611

Investment Companies - 0.50%
Allied Capital Corp.
6.625% due 07/15/2011	610,000	620,298
Xstrata Finance Canada, Ltd.
5.50% due 11/16/2011	505,000	504,877

		1,125,175

Manufacturing - 0.22%
Tyco International Group SA
6.375% due 10/15/2011	421,000	440,573
6.875% due 01/15/2029	45,000	51,155

		491,728

Metal & Metal Products - 0.11%
CODELCO, Inc.
6.15% due 10/24/2036	235,000	240,667
Mining - 0.14%
Vale Overseas, Ltd.
6.25% due 01/23/2017	75,000	75,341
8.25% due 01/17/2034 (a)	195,000	230,986

		306,327

Paper - 0.05%
International Paper Company
5.85% due 10/30/2012	112,000	114,293

The accompanying notes are an integral part of the financial statements.

66

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Pharmaceuticals - 0.07%
Teva Pharmaceutical Finance LLC
6.15% due 02/01/2036	$ 155,000	$ 150,602

Real Estate - 1.04%
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	264,000	261,466
EOP Operating LP
4.75% due 03/15/2014	205,000	203,079
ProLogis, REIT
5.25% due 11/15/2010	110,000	109,370
5.50% due 04/01/2012	300,000	300,318
Simon Property Group LP, REIT
5.60% due 09/01/2011	380,000	383,062
Ventas Realty LP/Ventas Capital Corp., REIT
6.75% due 04/01/2017	235,000	242,638
Westfield Group
5.40% due 10/01/2012	835,000	830,160

		2,330,093
Telecommunications Equipment &
Services - 0.58%
Corning, Inc.
7.25% due 08/15/2036	170,000	182,182
Deutsche Telekom International Finance BV
5.75% due 03/23/2016 (a)	340,000	335,004
8.25% due 06/15/2030 (b)	75,000	92,200
SBC Communications, Inc.
5.10% due 09/15/2014	495,000	480,620
6.15% due 09/15/2034	205,000	201,631

		1,291,637
Telephone - 1.46%
AT&T Corp.
7.30% due 11/15/2011 (b)	165,000	178,642
AT&T, Inc.
6.80% due 05/15/2036	160,000	170,068
BellSouth Corp.
6.00% due 11/15/2034	135,000	129,615
British Telecommunications PLC
9.125% due 12/15/2030 (b)	126,000	172,352
Sprint Capital Corp.
6.125% due 11/15/2008	374,000	378,420
8.375% due 03/15/2012	375,000	416,768
Sprint Nextel Corp.
6.00% due 12/01/2016	310,000	302,134
Telecom Italia Capital SA
6.00% due 09/30/2034	95,000	86,162
Telefonica Emisones SAU
5.984% due 06/20/2011	735,000	748,178
Telefonos de Mexico SA de CV
4.75% due 01/27/2010	155,000	151,531
Verizon Communications, Inc.
5.35% due 02/15/2011 (a)	235,000	235,380
5.55% due 02/15/2016	295,000	293,981

		3,263,231

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation - 0.25%
Canadian National Railway Company
6.20% due 06/01/2036	$ 245,000	$ 259,634
Norfolk Southern Corp.
7.05% due 05/01/2037	252,000	290,095

		549,729

TOTAL CORPORATE BONDS (Cost $43,118,578)	$ 43,233,438

COLLATERALIZED MORTGAGE
OBLIGATIONS - 28.29%
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2, Class B
6.309% due 06/11/2035	136,000	141,853
Banc of America Commercial Mortgage, Inc.,
Series 2003-1, Class A2
4.648% due 09/11/2036	168,000	162,872
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A4
4.76% due 11/10/2039	574,000	555,437
Banc of America Commercial Mortgage, Inc.,
Series 2006-6, Class AM
5.39% due 10/10/2045	747,000	747,044
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-ESA, Class C
4.937% due 05/14/2016	300,000	298,052
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-T18, Class A4
4.933% due 02/13/2042 (b)	316,000	307,960
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW11, Class A4
5.458% due 03/11/2039 (b)	382,000	387,921
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-PW14, Class A4
5.201% due 12/01/2038	453,000	446,860
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class A2
5.478% due 10/12/2041	715,000	720,828
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class A4
5.537% due 10/12/2041 (b)	214,000	216,513
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T10, Class A2
4.74% due 03/13/2040	114,000	110,827
Citigroup Commercial Mortgage Trust,
Series 2006-C5, Class A4
5.431% due 10/15/2049	374,000	375,799
Citigroup/Deutsche Bank Commercial Mortgage
Trust, Series 2006-CD3, Class AAB
5.608% due 10/15/2048	245,000	248,559
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class E
7.0924% due 05/15/2032 (b)	419,000	430,933
Commercial Mortgage Pass Through Certificates,
Series 2000-C1, Class C
7.706% due 08/15/2033	66,000	70,938

The accompanying notes are an integral part of the financial statements.

67

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates,
Series 2004-LB3A, Class B
5.28% due 07/10/2037 (b)	$ 175,000	$ 175,060
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306% due 12/10/2046 (b)	882,000	877,735
CS First Boston Mortgage Securities Corp.,
Series 2002-CKN2, Class A3
6.133% due 04/15/2037	512,000	531,250
CS First Boston Mortgage Securities Corp.,
Series 2002-CKP1, Class A3
6.439% due 12/15/2035	551,000	577,855
CS First Boston Mortgage Securities Corp.,
Series 2002-CKS4, Class A2
5.183% due 11/15/2036	638,000	634,854
CS First Boston Mortgage Securities Corp.,
Series 2003-C4, Class A4
5.137% due 08/15/2036 (b)	208,000	206,199
CS First Boston Mortgage Securities Corp.,
Series 2004-C5, Class A4
4.829% due 11/15/2037	287,000	277,647
Federal Home Loan Mortgage Corp.,
Series 1994-1663, Class ZB
6.75% due 01/15/2024	222,488	227,891
Federal Home Loan Mortgage Corp.,
Series 2003-2579, Class DA
4.00% due 03/15/2023	862,720	811,849
Federal Home Loan Mortgage Corp.,
Series 2003-2623, Class AJ
4.50% due 07/15/2016	331,000	320,940
Federal Home Loan Mortgage Corp.,
Series 2003-2631, Class MT
3.50% due 01/15/2022	601,157	594,103
Federal Home Loan Mortgage Corp.,
Series 2004-2825, Class QN
5.50% due 09/15/2032 ***	1,504,000	1,476,705
Federal Home Loan Mortgage Corp.,
Series 2004-2841, Class BD
4.00% due 04/15/2018	26,670	25,802
Federal Home Loan Mortgage Corp.,
Series 2005-2975, Class EA
5.00% due 05/15/2018	271,028	268,175
Federal Home Loan Mortgage Corp.,
Series 2005-3017, Class TA
4.50% due 08/15/2035	457,000	442,750
Federal Home Loan Mortgage Corp.,
Series 2005-3020, Class MA
5.50% due 04/15/2027	630,557	633,049
Federal Home Loan Mortgage Corp.,
Series 2005-3026, Class GJ
4.50% due 02/15/2029	447,825	440,045
Federal Home Loan Mortgage Corp.,
Series 2006-3135, Class JA
6.00% due 09/15/2027	768,473	775,037
Federal Home Loan Mortgage Corp.,
Series 2006-3151, Class LA
6.00% due 11/15/2027	798,894	805,951

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.,
Series 2006-3159, Class PA
6.00% due 05/15/2027	$ 1,296,300	$ 1,308,626
Federal Home Loan Mortgage Corp.,
Series 2006-3164, Class NA
6.00% due 02/15/2027	1,729,425	1,746,752
Federal Home Loan Mortgage Corp.,
Series 2006-3167, Class QA
6.00% due 10/15/2026 ***	2,599,103	2,622,091
Federal Home Loan Mortgage Corp.,
Series 2006-3172, Class PA
6.00% due 04/15/2027	1,011,917	1,021,033
Federal Home Loan Mortgage Corp.,
Series 2006-3174, Class CA
5.50% due 02/15/2026	495,694	497,120
Federal Home Loan Mortgage Corp.,
Series 2006-3174, Class PX
5.00% due 06/15/2017	329,195	324,450
Federal Home Loan Mortgage Corp.,
Series 2006-3176, Class HA
6.00% due 02/15/2028	1,181,074	1,193,439
Federal Home Loan Mortgage Corp.,
Series 2006-3178, Class MA
6.00% due 10/15/2026	453,490	457,972
Federal Home Loan Mortgage Corp.,
Series 2006-3183, Class PB
6.00% due 10/15/2035	274,478	278,208
Federal Home Loan Mortgage Corp.,
Series 2006-3184, Class LA
6.00% due 03/15/2028	1,384,349	1,394,680
Federal Home Loan Mortgage Corp.,
Series 2006-3192, Class GA
6.00% due 03/15/2027	662,591	668,141
Federal Home Loan Mortgage Corp.,
Series 2006-3192, Class GB
6.00% due 01/15/2031	1,136,000	1,151,486
Federal Home Loan Mortgage Corp.,
Series 2006-3203, Class VA
5.00% due 08/15/2017	358,565	353,164
Federal Home Loan Mortgage Corp.,
Series 2006-3203, Class VC
5.00% due 08/15/2017	550,060	534,178
Federal Home Loan Mortgage Corp.,
Series 2006-3215, Class QA
6.00% due 06/15/2027	643,336	650,123
Federal Home Loan Mortgage Corp.,
Series 2006-3220, Class PA
6.00% due 06/15/2027	1,110,488	1,119,318
Federal Home Loan Mortgage Corp.,
Series 2006-3221, Class VA
5.00% due 09/15/2017	429,479	417,001
Federal National Mortgage Association,
Series 1993-39, Class ZQ
6.50% due 12/25/2023	240,444	246,794
Federal National Mortgage Association,
Series 1993-41, Class Z
7.00% due 12/25/2023	315,857	328,826

The accompanying notes are an integral part of the financial statements.

68

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2001-T11, Class B
5.503% due 09/25/2011	$ 400,000	$ 408,073
Federal National Mortgage Association,
Series 2002-T11, Class A
4.768% due 04/25/2012	46,069	45,723
Federal National Mortgage Association,
Series 2003-15, Class CH
4.00% due 02/25/2017	245,531	238,050
Federal National Mortgage Association,
Series 2003-16, Class PN
4.50% due 10/25/2015	287,000	281,623
Federal National Mortgage Association,
Series 2003-33, Class CH
4.00% due 07/25/2017	347,964	335,961
Federal National Mortgage Association,
Series 2003-34, Class QJ
4.50% due 01/25/2016 ***	571,019	561,506
Federal National Mortgage Association,
Series 2003-76, Class DE
4.00% due 09/25/2031 ***	1,410,665	1,334,070
Federal National Mortgage Association,
Series 2003-84, Class GD
4.50% due 03/25/2017	416,000	402,063
Federal National Mortgage Association,
Series 2003-T1, Class A
3.807% due 11/25/2012	139,827	134,522
Federal National Mortgage Association,
Series 2005-30, Class GE
5.50% due 01/25/2034	620,000	611,556
Federal National Mortgage Association,
Series 2005-38, Class CD
5.00% due 06/25/2019	365,874	361,367
Federal National Mortgage Association,
Series 2005-45, Class BA
4.50% due 11/25/2014 ***	975,870	967,437
Federal National Mortgage Association,
Series 2005-63, Class HA
5.00% due 04/25/2023	548,622	540,955
Federal National Mortgage Association,
Series 2005-69, Class JM
4.50% due 08/25/2025	611,000	564,557
Federal National Mortgage Association,
Series 2005-77, Class BX
4.50% due 07/25/2028	218,137	215,066
Federal National Mortgage Association,
Series 2006-18, Class PA
5.50% due 01/25/2026	460,000	461,253
Federal National Mortgage Association,
Series 2006-29, Class PA
5.50% due 08/25/2026 ***	1,415,541	1,418,565
Federal National Mortgage Association,
Series 2006-31, Class PA
5.50% due 11/25/2026	453,000	453,896
Federal National Mortgage Association,
Series 2006-3152, Class LM
6.00% due 01/15/2035	536,215	542,397

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2006-41, Class MA
5.50% due 04/25/2024	$ 530,000	$ 530,572
Federal National Mortgage Association,
Series 2006-52, Class PM
5.50% due 06/25/2036	1,773,745	1,763,998
Federal National Mortgage Association,
Series 2006-53, Class BW
6.00% due 09/25/2030	344,000	347,947
Federal National Mortgage Association,
Series 2006-53, Class PA
5.50% due 12/25/2026	144,000	144,335
Federal National Mortgage Association,
Series 2006-55, Class PA
6.00% due 05/25/2026	373,669	376,053
Federal National Mortgage Association,
Series 2006-80, Class PD
6.00% due 07/25/2030	323,000	327,155
Federal National Mortgage Association,
Series 2006-80, Class PB
6.00% due 10/25/2027	966,226	973,363
First Union National Bank Commercial
Mortgage,Series 2001-C4, Class B
6.417% due 12/12/2033	177,000	185,647
GE Capital Commercial Mortgage Corp.,
Series 2003-C2, Class A4
5.145% due 07/10/2037	812,000	806,467
GE Capital Commercial Mortgage Corp.,
Series 2004-C3, Class A4
5.189% due 07/10/2039 (b)	669,000	663,465
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C2, Class B
5.2999% due 05/10/2040 (b)	303,000	306,575
GMAC Commercial Mortgage Securities, Inc.,
Series 2003-C3, Class A4
5.023% due 04/10/2040	1,074,000	1,057,324
GMAC Commercial Mortgage Securities, Inc.,
Series 2004-C1, Class A1
3.118% due 03/10/2038	220,755	215,274
Government National Mortgage Association,
Series 2006-3, Class A
4.212% due 01/16/2028	111,640	109,074
Government National Mortgage Association,
Series 2006-32, Class A
5.079% due 01/16/2030	598	595
Government National Mortgage Association,
Series 2006-8, Class A
3.942% due 08/16/2025	171,996	167,762
GS Mortgage Securities Corp. II,
Series 1998-C1, Class B
6.97% due 10/18/2030	401,000	410,011
GS Mortgage Securities Corp. II,
Series 1998-GLII, Class A2
6.562% due 04/13/2031	856,000	865,145
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-C2, Class A2
5.05% due 12/12/2034	710,000	701,128

The accompanying notes are an integral part of the financial statements.

69

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2002-CIB5, Class A2
5.161% due 10/12/2037	$ 150,000	$ 149,093
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2003-CB7, Class A4
4.879% due 01/12/2038 (b)	292,000	284,974
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2004-C3, Class A1
3.765% due 01/15/2042	824,051	805,230
JP Morgan Chase Commercial Mortgage Securities
Corp., Series 2005-CB11, Class A4
5.335% due 08/12/2037 (b)	402,000	401,747
LB Commercial Conduit Mortgage Trust,
Series 1999-C2, Class A1
7.105% due 10/15/2032	14,481	14,511
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A4
5.124% due 11/15/2032 (b)	214,000	212,254
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347% due 11/15/2038	434,000	433,989
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class D
5.496% due 11/15/2038 (b)	78,000	77,989
Merrill Lynch Mortgage Trust,
Series 2004-KEY2, Class A4
4.864% due 08/12/2039 (b)	399,000	387,807
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-4, Class ASB
5.133% due 12/12/2049 (b)	376,000	371,407
Morgan Stanley Capital I, Series 2003-IQ5, Class A4
5.01% due 04/15/2038	501,000	493,471
Morgan Stanley Capital I, Series 2003-IQ6, Class A4
4.97% due 12/15/2041	278,000	272,184
Morgan Stanley Capital I,
Series 2004-HQ4, Class A2
3.92% due 04/14/2040	174,284	171,336
Morgan Stanley Capital I,
Series 2005-HQ5, Class AAB
5.037% due 01/14/2042	175,000	172,614
Morgan Stanley Capital I,
Series 2006-HQ10, Class A2
5.283% due 11/12/2041	371,000	371,389
Morgan Stanley Capital I, Series 2006-T23, Class A4
5.983% due 08/12/2041	746,000	776,582
Vendee Mortgage Trust, Series 1994-1, Class 2ZB
6.50% due 02/15/2024	882,323	910,123
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C1, Class A4
6.287% due 04/15/2034	337,000	352,487
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98% due 11/15/2034	277,000	273,170
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A3
4.957% due 08/15/2035	232,000	229,361

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C6, Class A4
5.125% due 08/15/2035	$ 274,000	$ 271,122
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.445% due 11/15/2035	174,000	169,476
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class A4
5.012% due 12/15/2035	806,000	791,788
Wachovia Bank Commercial Mortgage Trust,
Series 2003-C9, Class B
5.109% due 12/15/2035	79,000	78,012
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C10, Class A4
4.748% due 02/15/2041	478,000	461,611
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class B
5.306% due 01/15/2041	210,000	208,925
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C15, Class A4
4.803% due 10/15/2041	329,000	317,658
Wachovia Bank Commercial Mortgage Trust,
Series 2005-C22, Class A4
5.226% due 12/15/2044 (b)	355,000	354,646
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C26, Class APB
5.997% due 06/15/2045	534,000	554,899
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C28, Class A4
5.572% due 10/15/2048 (b)	350,000	355,576
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C29, Class A4
5.308% due 11/15/2048	1,141,000	1,134,715

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $63,337,324)	$ 63,329,371

ASSET BACKED SECURITIES - 5.17%
AmeriCredit Automobile Receivables Trust,
Series 2003-DM, Class A4
2.84% due 08/06/2010	285,032	282,089
Capital Auto Receivables Asset Trust,
Series 2004-1, Class A3
2.00% due 11/15/2007	12,712	12,695
Capital Auto Receivables Asset Trust,
Series 2006-1, Class A3
5.03% due 10/15/2009	249,000	248,261
Capital Auto Receivables Asset Trust,
Series 2006-2, Class A3A
4.98% due 05/15/2011	438,000	436,495
Capital One Multi-Asset Execution Trust,
Series 2003-C4, Class C4
6.00% due 08/15/2013	197,000	201,279
Capital One Prime Auto Receivables Trust,
Series 2006-1, Class A3
5.04% due 09/15/2010	322,000	321,152
Carmax Auto Owner Trust, Series 2006-2, Class A3
5.15% due 02/15/2011	574,000	573,552

The accompanying notes are an integral part of the financial statements.

70

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Chase Issuance Trust, Series 2004-A9, Class A9
3.22% due 06/15/2010	$ 434,000	$ 427,267
Citibank Credit Card Issuance Trust,
Series 2000-A3, Class A3
6.875% due 11/16/2009	183,000	185,479
Citibank Credit Card Issuance Trust,
Series 2004-A4, Class A4
3.20% due 08/24/2009	509,000	502,206
Citicorp Residential Mortgage Securities Inc.,
Series 2006-1, Class A2
5.682% due 07/25/2036	280,000	280,237
Connecticut RRB Special Purpose Trust CL&P,
Series 2001-1, Class A5
6.21% due 12/30/2011	189,000	194,882
Countrywide Asset-Backed Certificates,
Series 2005-16, Class 2AF2
5.382% due 02/25/2030 (b)	345,000	343,641
Countrywide Asset-Backed Certificates,
Series 2005-BC4, Class 2A1
5.44% due 08/25/2035 (b)	36,746	36,752
Countrywide Asset-Backed Certificates,
Series 2006-S1, Class A2
5.549% due 08/25/2021	516,000	514,307
Daimler Chrysler Auto Trust, Series
2006-D, Class A4
4.94% due 02/08/2012	302,000	300,632
Ford Credit Auto Owner Trust,
Series 2005-A, Class A3
3.48% due 11/15/2008	302,863	300,977
Ford Credit Auto Owner Trust,
Series 2005-B, Class A3
4.17% due 01/15/2009	218,529	217,345
Ford Credit Auto Owner Trust,
Series 2005-B, Class A4
4.38% due 01/15/2010	221,000	218,457
Franklin Auto Trust, Series 2005-1, Class A2
4.84% due 09/22/2008	22,602	22,588
Great America Leasing Receivables,
Series 2006-1, Class A3
5.34% due 01/15/2010	290,000	289,411
Honda Auto Receivables Owner Trust,
Series 2004-2, Class A3
3.30% due 06/16/2008	258,837	257,451
Household Credit Card Master Note Trust I,
Series 2006-1, Class A
5.10% due 06/15/2012	343,000	343,857
Hyundai Auto Receivables Trust,
Series 2005-A, Class A4
4.18% due 02/15/2012	350,000	342,327
M.A.S.Transactions Asset Backed Securities Trust,
Series 2004-OPT2, Class A2
5.70% due 09/25/2034 (b)	22,827	22,854
M.A.S.Transactions Asset Backed Securities Trust,
Series 2005-AB1, Class A1B
5.143% due 11/25/2035 (b)	125,842	125,075

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Merrill Lynch Mortgage Investors Inc.,
Series 2005-SD1, Class A1
5.53% due 05/25/2046 (b)	$ 35,150	$ 35,154
Nissan Auto Lease Trust, Series 2005-A, Class A2
4.61% due 01/15/2008	14,910	14,903
Nissan Auto Lease Trust, Series 2006-A, Class A3
5.11% due 03/15/2010	462,000	461,711
Nissan Auto Receivables Owner Trust,
Series 2006-B, Class A3
5.16% due 02/15/2010	145,000	144,796
Northstar Education Finance, Inc.,
Series 2005-1, Class A5
3.98% due 10/28/2045	195,000	192,820
Ownit Mortgage Loan Asset-Backed Certificates,
Series 2006-1, Class AF1
5.424% due 12/25/2036	126,834	126,239
Public Service New Hampshire Funding LLC,
Series 2001-1, Class A3
6.48% due 05/01/2015	245,000	258,585
Triad Auto Receivables Owner Trust,
Series 2003-B, Class A4
3.20% due 12/13/2010	101,165	99,438
Triad Auto Receivables Owner Trust,
Series 2006-C, Class A3
5.26% due 11/14/2011	247,000	246,769
Triad Auto Receivables Owner Trust,
Series 2006-B, Class A4
5.52% due 11/12/2012	150,000	151,345
USAA Auto Owner Trust, Series 2004-3, Class A3
3.16% due 02/17/2009	95,222	94,550
USAA Auto Owner Trust, Series 2005-1, Class A3
3.90% due 07/15/2009	59,885	59,433
USAA Auto Owner Trust, Series 2005-3, Class A2
4.52% due 06/16/2008	68,904	68,807
USAA Auto Owner Trust, Series 2006-3, Class A4
5.36% due 06/15/2012	236,000	237,770
Volkswagen Auto Lease Trust,
Series 2006-A, Class A2
5.55% due 11/20/2008	290,000	290,408
Wachovia Auto Loan Owner Trust,
Series 2006-1, Class A3
5.10% due 07/20/2011	315,000	314,458
Wachovia Auto Loan Owner Trust,
Series 2006-2A, Class A3
5.23% due 08/22/2011	621,000	622,719
Wachovia Auto Owner Trust,
Series 2004-A, Class A4
3.66% due 07/20/2010	560,000	554,150
Wachovia Auto Owner Trust,
Series 2005-B, Class A2
4.82% due 02/20/2009	158,101	157,854
WFS Financial Owner Trust,
Series 2003-1, Class A4
2.74% due 09/20/2010	31,573	31,535
WFS Financial Owner Trust,
Series 2003-3, Class A4
3.25% due 05/20/2011	157,978	156,350

The accompanying notes are an integral part of the financial statements.

71

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Core Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
WFS Financial Owner Trust,
Series 2003-4, Class A4
3.15% due 05/20/2011	$ 54,068	$ 53,394
WFS Financial Owner Trust,
Series 2004-1, Class A4
2.81% due 08/22/2011	111,237	109,353
WFS Financial Owner Trust,
Series 2005-3, Class A3A
4.25% due 06/17/2010	96,503	95,900

TOTAL ASSET BACKED SECURITIES
(Cost $11,604,745)		$ 11,579,709

SHORT TERM INVESTMENTS - 12.41%
Intesa Funding LLC
5.29% due 01/02/2007	$ 3,382,000	$ 3,381,503
State Street Navigator Securities Lending
Prime Portfolio (c)	24,197,157	24,197,157
UBS Finance (Delaware) LLC
5.28% due 01/02/2007	200,000	199,971

TOTAL SHORT TERM INVESTMENTS
(Cost $27,778,631)		$ 27,778,631

REPURCHASE AGREEMENTS - 0.36%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$811,356 on 01/02/2007,
collateralized by $835,000 Federal
National Mortgage Association,
5.625% due 12/15/2009 (valued at
$828,738, including interest) (c)***	$ 811,000	$ 811,000

TOTAL REPURCHASE AGREEMENTS
(Cost $811,000)		$ 811,000

Total Investments (Core Bond Trust)
(Cost $264,653,026) - 118.34%		$ 264,892,332
Liabilities in Excess of Other Assets - (18.34)%		(41,043,745)

TOTAL NET ASSETS - 100.00%		$ 223,848,587

Global Bond Trust
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.24%
United States - 0.24%
DG Funding Trust *	236	$ 2,480,950

TOTAL PREFERRED STOCKS (Cost $2,501,600)		$ 2,480,950

U.S. TREASURY OBLIGATIONS - 8.90%
Treasury Inflation Protected
Securities (d) - 1.76%
0.875% due 04/15/2010 (a)***	$ 3,642,080	3,452,863
1.625% due 01/15/2015 ***	2,114,060	1,989,859

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
Treasury Inflation Protected
Securities (d) (continued)
1.875% due 07/15/2015 ***	$ 726,362		$ 696,087
2.00% due 07/15/2014 to 01/15/2026 ***		6,724,252	6,514,214
3.375% due 01/15/2007 (a)***		5,763,870	5,753,962

			18,406,985
U.S. Treasury Bonds - 5.79%
5.25% due 02/15/2029 ***		875,000	917,656
6.375% due 08/15/2027 ***		1,650,000	1,963,371
8.125% due 08/15/2019 (a)***		14,100,000	18,421,425
8.75% due 05/15/2017 (a)***		2,400,000	3,175,126
8.875% due 08/15/2017 (a)***		925,000	1,237,404
8.875% due 02/15/2019 ***		25,600,000	35,004,006

			60,718,988
U.S. Treasury Notes - 0.54%
3.25% due 08/15/2007 (a)***		4,030,000	3,986,395
3.875% due 05/15/2010 to
09/15/2010 (a)***		1,730,000	1,685,666

			5,672,061
U.S. Treasury Strips - 0.81%
zero coupon due 05/15/2017 to
02/15/2019		14,800,000	8,472,239

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $95,430,906)			$ 93,270,273

U.S. GOVERNMENT AGENCY OBLIGATIONS - 58.42%
Federal National Mortgage
Association - 57.92%
5.00% due 03/01/2036 ***		1,968,349	1,900,918
2.125% due 10/09/2007 ***	JPY	100,000,000	850,080
4.19% due 11/01/2034 (b)***	$ 5,445,744		5,413,064
5.50% due 04/01/2033		125,796	124,514
5.70% due 03/25/2044 (b)***		272,134	272,357
5.75% due 09/25/2032 (b)***		67,349	67,644
6.00% due 05/15/2008 to 12/01/2036 ***		89,343,330	89,954,309
6.00% TBA **		475,000,000	478,117,040
6.50% TBA **		30,000,000	30,562,500

			607,262,426
Government National Mortgage
Association - 0.33%
5.125% due 11/20/2023 to
10/20/2026 (b)***		151,627	153,613
5.25% due 01/20/2030 (b)***		76,895	77,188
5.375% due 02/20/2024 to
06/20/2030 (b)***		264,230	266,970
6.00% due 08/20/2034 ***		2,874,682	2,951,016

			3,448,787
Small Business Administration - 0.17%
4.12% due 03/01/2014		1,513,028	1,440,129
6.64% due 02/01/2011 ***		160,364	166,221

The accompanying notes are an integral part of the financial statements.

72

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Small Business Administration
(continued)
7.22% due 11/01/2020 ***		$ 199,778	$ 211,067

			1,817,417

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $610,388,188)		$ 612,528,630

FOREIGN GOVERNMENT OBLIGATIONS - 51.22%
Australia - 0.02%
Commonwealth of Australia
5.75% due 06/15/2011 ***	AUD	250,000	194,856

Austria - 0.54%
Republic of Austria
5.25% due 01/04/2011 ***	EUR	2,900,000	4,011,793
5.50% due 01/15/2010 ***		1,200,000	1,653,861

			5,665,654
Canada - 0.27%
Province of British Columbia, Canada
6.35% due 06/18/2031 ***	CAD	125,000	136,719
7.25% due 06/01/2007 ***		250,000	217,174
Province of Quebec, Canada
5.00% due 12/01/2038 ***		1,600,000	1,441,702
Province of Quebec, Canada
5.75% due 12/01/2036 ***		1,000,000	1,002,712

			2,798,307
Denmark - 0.38%
Nykredit Realkredit A/S, Series IOH
4.158% due 10/01/2038 ***	DKK	11,000,000	1,902,141
Realkredit Danmark A/S, Series 83D
4.51% due 10/01/2038 ***		12,000,000	2,075,062

			3,977,203
Finland - 0.27%
Republic of Finland
5.75% due 02/23/2011 ***	EUR	2,030,000	2,861,483

France - 4.58%
Government of France
3.00% due 07/12/2008 ***		3,000,000	3,906,150
3.40% due 07/25/2029 ***		337,647	567,598
4.00% due 04/25/2055 ***		200,000	260,199
4.00% due 04/25/2014 ***		400,000	528,843
4.00% due 10/25/2014 ***		4,500,000	5,947,111
4.00% due 04/25/2009 ***		40,000	52,884
4.75% due 04/25/2035 ***		500,000	727,674
5.00% due 10/25/2011 ***		4,550,000	6,279,175
5.25% due 04/25/2008 ***		5,830,000	7,820,980
5.50% due 04/25/2010 ***		5,190,000	7,176,782
5.75% due 10/25/2032 ***		8,900,000	14,721,428

			47,988,824
Germany - 24.09%
Federal Republic of Germany
3.50% due 10/09/2009 ***		1,800,000	2,351,053
3.75% due 07/04/2013 ***		4,200,000	5,480,249

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Germany (continued)
Federal Republic of Germany (continued)
4.25% due 01/04/2014 ***	EUR	10,300,000	$ 13,831,104
4.25% due 07/04/2014 ***		23,200,000	31,181,109
4.50% due 07/04/2009		10,190,000	13,630,951
4.50% due 01/04/2013 ***		1,040,000	1,412,733
4.75% due 07/04/2034 ***		1,600,000	2,334,110
5.00% due 01/04/2012		6,600,000	9,122,188
5.00% due 07/04/2012		2,600,000	3,605,598
5.25% due 01/04/2011 ***		70,775,000	97,859,007
5.25% due 01/04/2008 ***		125,000	167,126
5.25% due 07/04/2010		4,000,000	5,502,207
5.375% due 01/04/2010 ***		1,500,000	2,059,567
5.50% due 01/04/2031 ***		1,200,000	1,912,418
5.625% due 01/04/2028		13,600,000	21,726,117
6.00% due 07/04/2007 ***		720,000	960,089
6.25% due 01/04/2024 ***		5,900,000	9,843,390
6.25% due 01/04/2030		8,975,000	15,542,115
6.50% due 07/04/2027 ***		8,000,000	14,010,992

			252,532,123
Greece - 0.04%
Hellenic Republic (Greece)
8.80% due 06/19/2007 ***		293,470	395,792
Italy - 0.09%
Republic of Italy
4.25% due 11/01/2009		140,000	186,303
5.50% due 11/01/2010		560,000	778,852

			965,155
Japan - 15.18%
Government of Japan
0.50% due 06/20/2013 ***	JPY	130,000,000	1,031,364
0.70% due 09/20/2008 ***		1,130,000,000	9,488,459
0.90% due 12/22/2008 ***		365,000,000	3,072,946
1.00% due 06/10/2016 ***		1,480,290,000	12,230,472
1.10% due 03/21/2011 ***		360,000,000	3,021,181
1.10% due 12/10/2016 ***		2,200,000,000	18,375,014
1.50% due 09/20/2014 ***		660,000,000	5,531,973
1.50% due 03/20/2014 ***		630,000,000	5,300,500
1.50% due 03/20/2015 ***		1,700,000,000	14,200,802
1.50% due 03/20/2011 ***		1,380,000,000	11,771,652
1.60% due 06/20/2014 ***		70,000,000	592,214
1.60% due 09/20/2014 ***		1,680,000,000	14,183,674
1.60% due 09/20/2013 ***		400,000,000	3,399,965
1.80% due 03/22/2010 ***		180,000,000	1,550,902
2.30% due 06/20/2035 ***		3,410,000,000	28,742,669
2.30% due 05/20/2030 ***		165,000,000	1,414,768
2.40% due 03/20/2034 ***		450,000,000	3,876,658
2.50% due 09/20/2035 ***		1,060,000,000	9,315,879
2.50% due 06/20/2036 ***		1,370,000,000	12,004,757

			159,105,849
Netherlands - 0.34%
Kingdom of Netherlands
5.00% due 07/15/2011 ***	EUR	100,000	137,690

The accompanying notes are an integral part of the financial statements.

73

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Netherlands (continued)
Kingdom of Netherlands (continued)
5.50% due 01/15/2028 ***	EUR	2,190,000	$ 3,446,120

			3,583,810
Spain - 0.81%
Kingdom of Spain
4.20% due 07/30/2013 ***		100,000	133,702
4.75% due 07/30/2014 ***		600,000	833,724
5.15% due 07/30/2009 ***		2,910,000	3,954,471
6.15% due 01/31/2013 ***		2,420,000	3,562,914

			8,484,811
Sweden - 0.41%
Kingdom of Sweden
5.00% due 01/28/2009 ***	SEK	14,200,000	2,128,380
5.25% due 03/15/2011 (a)***		14,350,000	2,213,198

			4,341,578
United Kingdom - 4.20%
Government of United Kingdom
4.00% due 03/07/2009 ***	GBP	270,000	516,263
4.25% due 06/07/2032 ***		500,000	974,232
4.75% due 06/07/2010 ***		11,000,000	21,310,211
5.00% due 03/07/2012		1,900,000	3,726,643
5.00% due 03/07/2008		3,700,000	7,231,783
5.75% due 12/07/2009 ***		25,000	49,769
6.00% due 12/07/2028 ***		335,000	801,512
7.25% due 12/07/2007 ***		1,210,000	2,412,151
8.00% due 12/07/2015 ***		500,000	1,206,145
8.00% due 09/27/2013 ***		2,540,000	5,855,433

			44,084,142

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $534,708,288)		$ 536,979,587

CORPORATE BONDS - 19.40%
British Virgin Islands - 0.11%
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)***	$ 1,100,000		1,101,034

Canada - 0.09%
DaimlerChrysler Canada Finance Inc., Series MTN
4.85% due 03/30/2009 ***	CAD	1,100,000	944,646

Cayman Islands - 1.42%
ASIF II Jersey, Ltd.
4.4386% due 06/15/2007 (b)***		3,200,000	2,745,561
Foundation Re II, Ltd.
12.123% due 11/26/2010 (b)	$ 600,000		599,294
Mizuho Finance, Ltd.
1.525% due 12/31/2049 ***	JPY	200,000,000	1,716,226
MUFG Capital Finance 2
4.85% due 12/31/2049 (b)***	EUR	2,900,000	3,737,152
Mystic Re, Ltd.
14.37% due 12/05/2008 (b)	$ 500,000		500,000
Pylon, Ltd., Class B Catastrophe Bond
6.016% due 12/29/2008 (b)	EUR	600,000	794,453

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cayman Islands (continued)
SMFG Preferred Capital
6.078% due 01/29/2049 (b)***		$ 2,600,000	$ 2,571,033
Transocean, Inc.
5.5906% due 09/05/2008 ***		1,300,000	1,300,784
Vita Capital, Ltd., 2003-1
6.72163% due 01/01/2007 (b)		900,000	900,000

			14,864,503

Denmark - 0.01%
Nykredit
6.00% due 10/01/2029 ***	DKK	295,850	54,694
Unikredit Realred
6.00% due 07/01/2029		38,157	7,047

			61,741

France - 0.23%
Axa, SA
3.75% due 01/01/2017 ***	EUR	231,700	730,654
BNP Paribas, Series EMTN
5.25% due 01/23/2014 (b)***		125,000	168,284
France Telecom SA, Series REGS
6.75 due 03/14/2008 ***		250,000	339,783
7.5 due 03/14/2011 ***	GBP	405,000	847,194
GIE PSA Tresorerie
5.875% due 09/27/2011 ***	EUR	250,000	349,095

			2,435,010

Germany - 0.10%
Kreditanstalt Fuer Wiederaufbau
5.00% due 07/04/2011 ***		250,000	343,243
Landesbank Baden Wurttemberg
5.50% due 04/02/2007 ***		200,000	264,820
Lbank Rheinland Pfalz Giro
4.75% due 04/04/2008 ***		330,000	439,570

			1,047,633

Iceland - 0.28%
Glitnir Banki HF
5.80% due 01/21/2011 (b)***	$ 900,000		900,142
Kaupthing Bank HF
5.75% due 10/04/2011 (a)***		1,000,000	998,914
Landsbanki Islands HF
6.07% due 08/25/2009 (b)***		1,000,000	1,007,406

			2,906,462

Ireland - 0.13%
Bank of Ireland
6.45% due 02/10/2010 ***	EUR	1,000,000	1,402,039
Italy - 0.10%
Edison SpA, EMTN
5.125% due 12/10/2010 ***		210,000	284,749
Telecom Italia SpA, Series EMTN
6.25% due 02/01/2012 ***		580,000	810,035

			1,094,784

Japan - 1.85%
Asahi Finance, Ltd.
1.65375% due 12/31/2049 ***	JPY	600,000,000	5,042,765

The accompanying notes are an integral part of the financial statements.

74

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Japan (continued)
Bank of Tokyo-Mitsubishi UFJ, Ltd., Series EMTN
3.50% due 12/16/2015 (b)***	EUR	900,000	$ 1,145,943
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd.
6.346% due 07/29/2049 (b)***	$ 2,900,000		2,943,175
Mizuho Finance
1.06% due 09/28/2049 ***	JPY	200,000,000	1,686,587
Mizuho Finance, Ltd.
1.668% due 04/27/2049 ***		100,000,000	852,026
Mizuho Trust & Banking Company
2.404% due 04/27/2009 ***		100,000,000	864,835
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)***	$ 2,700,000		2,636,434
Sumitomo Mitsui Banking Corp.
4.375% due 10/27/2014 (b)***	EUR	250,000	329,591
5.625% due 07/29/2049 (b)***	$ 500,000		488,769
Sumitomo Mitsui Banking Corp., Series EMTN
1.266% due 12/31/2049 ***	JPY	100,000,000	846,504
1.445% due 12/01/2049 (b)***		300,000,000	2,536,693

			19,373,322

Jersey Channel Islands - 0.05%
HSBC Capital Funding LP, Series REGS
8.03% due 12/29/2049 (b)***	EUR	350,000	537,929

Luxembourg - 0.38%
Telecom Italia Finance SA, EMTN
7.25 due 04/20/2011 ***		125,000	181,348
Unicredit Luxembourg Finance SA
5.4256% due 10/24/2008 (b)***	$ 400,000		399,990
VTB Capital SA for Vneshtorgbank
5.975% due 08/01/2008 ***		3,400,000	3,401,700

			3,983,038

Netherlands - 0.21%
Deutsche Telekom International Finance BV
7.50% due 05/29/2007 ***	EUR	125,000	167,137
8.125% due 05/29/2012 ***		180,000	277,083
E.ON International Finance BV, Series EMTN
5.75% due 05/29/2009 ***		590,000	805,450
RWE Finance BV, Series EMTN
6.125% due 10/26/2012 ***		125,000	180,172
Siemens Financieringsmaatschappij NV
5.4244% due 08/14/2009 (b)***	$ 800,000		800,018

			2,229,860

Spain - 0.47%
Santander US Debt SA Unipersonal
5.42563% due 11/20/2009 ***		2,500,000	2,499,738
5.45% due 09/19/2008 (b)***		2,400,000	2,403,019

			4,902,757

Sweden - 0.07%
Spintab AB, Series 168
6.00% due 04/20/2009 ***	SEK	5,000,000	763,319

Tunisia - 0.18%
Banque Centrale de Tunisie
4.50% due 06/22/2020 ***	EUR	1,500,000	1,879,441

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United Kingdom - 1.35%
Anglian Water Services Finance PLC, Series EMTN
4.625% due 10/07/2013 ***	EUR	250,000	$ 333,793
AWG PLC
5.375% due 07/02/2009 ***		400,000	541,142
Cadbury Schweppes Investments PLC,
Series EMTN
4.25% due 06/30/2009 ***		675,000	887,648
HBOS PLC
5.92% due 09/29/2049 (a)(b)***	$ 2,800,000		2,746,671
HSBC Holdings PLC
6.50% due 05/02/2036 ***		3,100,000	3,334,887
Lloyds TSB Bank PLC
5.625% due 07/15/2049 (b)***	EUR	1,020,000	1,385,133
National Grid PLC, Series EMTN
4.98% due 06/22/2011	CAD	2,000,000	1,740,295
NGG Finance PLC
6.125% due 08/23/2011 ***	EUR	250,000	352,600
Royal Bank of Scotland PLC, Series EMTN
4.875% due 03/26/2009 ***		125,000	167,503
Tate & Lyle International Finance PLC
5.00% due 11/15/2014 (a)***	$ 400,000		376,194
Vodafone Group, PLC
5.4238% due 06/29/2007 (b)***		2,300,000	2,300,103

			14,165,969
United States - 12.37%
ACE INA Holdings, Inc.
5.875% due 06/15/2014 (a)***		500,000	509,599
American Express Centurion Bank, Series BKNT
5.35% due 05/07/2008 (b)***		2,400,000	2,398,119
American International Group, Inc.
5.365% due 06/23/2008 (b)		3,400,000	3,401,597
Atlantic & Western Re, Ltd., Series A
11.3716% due 01/09/2007 (b)		2,000,000	1,998,600
Autozone, Inc.
5.875% due 10/15/2012 ***		800,000	801,504
Bank of America Corp., MTN
3.625% due 03/03/2008 ***	EUR	250,000	328,307
Bank of America NA, Series BKNT
5.36% due 12/18/2008 (b)***	$ 4,250,000		4,250,115
BellSouth Corp.
5.20% due 09/15/2014 ***		1,000,000	975,917
5.4738% due 08/15/2008 (b)***		2,300,000	2,301,339
Boston Scientific Corp.
5.45% due 06/15/2014 ***		400,000	384,040
6.00% due 06/15/2011 (a)***		2,700,000	2,724,999
6.40% due 06/15/2016 ***		1,600,000	1,619,131
Charter One Bank N.A., Series BKNT
5.43% due 04/24/2009 (b)***		7,000,000	7,004,592
CIT Group, Inc., Series MTN
5.4931% due 08/17/2009 (b)***		3,000,000	3,002,652
Citigroup, Inc.
5.4056% due 12/26/2008 (b)***		2,400,000	2,401,361
CNA Financial Corp.
6.00% due 08/15/2011 ***		1,600,000	1,626,122
ConocoPhillips Australia Funding Company
5.4681% due 04/09/2009 (b)***		4,200,000	4,203,343

The accompanying notes are an integral part of the financial statements.

75

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
CVS Corp.
5.75% due 08/15/2011 ***		$ 300,000	$ 303,608
DaimlerChrysler N.A. Holding Corp.
4.875% due 06/15/2010 ***		300,000	292,441
5.60% due 03/07/2007 (b)***		2,400,000	2,400,377
5.8331% due 09/10/2007 (b)***		3,800,000	3,808,235
DaimlerChrysler N.A. Holding Corp., Series MTN
5.75% due 09/08/2011 (a)***		400,000	398,991
Dominion Resources, Inc.
4.125% due 02/15/2008 ***		250,000	246,268
Echostar DBS Corp.
5.75% due 10/01/2008 ***		300,000	298,875
El Paso Corp.
7.625% due 08/16/2007 ***		300,000	303,750
Exelon Corp.
4.90% due 06/15/2015 ***		1,000,000	943,219
Ford Motor Company, Term B
8.36% due 11/29/2013 (f)		1,000,000	1,001,410
Ford Motor Credit Company
6.315% due 03/21/2007 (b)***		1,400,000	1,399,717
Ford Motor Credit Company, Series EMTN
4.875% due 05/17/2007 ***	EUR	230,000	303,482
Fortis Bank SA/NV - New York NY, Series YCD
5.295% due 04/28/2008 (b)***	$ 2,400,000		2,399,789
General Electric Capital Corp.
4.625% due 09/15/2066 (b)***	EUR	100,000	132,633
6.625% due 02/04/2010 ***	NZD	250,000	172,160
General Electric Capital Corp., Series MTN
5.3956% due 12/12/2008 (b)***	$ 1,300,000		1,301,008
Georgia Pacific Corp., Term B
7.345% due 12/20/2012 (b)*** (f)		1,985,000	1,993,178
GMAC LLC
6.00% due 12/15/2011 ***		1,500,000	1,493,475
Goldman Sachs Group, Inc.
5.836% due 03/22/2016 (b)***		1,100,000	1,106,153
HCA, Inc., Tranche B
8.086% due 11/01/2013 (b)*** (f)		2,000,000	2,019,660
Health Care Property Investors, Inc., Series MTN
5.95% due 09/15/2011 (a)***		300,000	302,675
HSBC Finance Corp.
5.42% due 10/21/2009 (b)***		3,200,000	3,200,413
HSBC Finance Corp., Series MTN
5.455% due 06/19/2009 (b)***		3,800,000	3,804,537
iStar Financial, Inc., REITS
5.787% due 03/03/2008 ***		1,200,000	1,202,969
Johnson Controls, Inc.
5.25% due 01/15/2011 (a)***		900,000	892,905
JP Morgan & Company, Inc., MTN Series A
5.341% due 02/15/2012 (b)***		360,000	373,349
JP Morgan Chase & Company, Series MTN
5.058% due 02/22/2021 (b)***	CAD	1,000,000	869,641
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036 ***	$ 1,300,000		1,342,389
KFW International Finance, Inc.
1.75% due 03/23/2010 ***	JPY	185,000,000	1,591,311
5.75% due 01/15/2008 ***	$ 5,500,000		5,540,585

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Loews Corp.
5.25% due 03/15/2016 ***		$ 400,000	$ 389,728
Marsh & McLennan Companies, Inc.
5.15% due 09/15/2010 (a)***		900,000	884,215
Masco Corp.
5.875% due 07/15/2012 (a)***		300,000	300,332
May Department Stores Company
4.80% due 07/15/2009 ***		300,000	295,214
Merrill Lynch & Company, Inc., Series MTN
5.4138% due 10/23/2008 (b)***		2,000,000	2,000,302
5.4644% due 08/14/2009 (b)***		400,000	400,154
MGM Mirage Resorts, Inc.
6.75% due 08/01/2007 ***		600,000	602,250
Mizuho JGB Investment LLC
9.87% due 12/31/2049 (b)***		560,000	593,440
Mizuho JGB Investment LLC, Series REGS
9.87% due 12/31/2049 (b)***		400,000	427,800
Mizuho Preferred Capital Company, LLC
8.79% due 12/29/2049 (b)***		100,000	104,598
Morgan Stanley
5.39% due 11/21/2008 (b)***		300,000	299,988
5.853% due 10/15/2015 (b)***		2,100,000	2,118,787
News America Holdings, Inc.
6.75% due 01/09/2038 ***		125,000	132,930
Nisource Finance Corp.
5.40% due 07/15/2014 ***		400,000	387,587
PLD International Finance LLC
4.375% due 04/13/2011 ***	EUR	350,000	458,042
Reynolds American, Inc.
7.3125% due 05/11/2012 (b)(f)	$ 1,995,000		2,006,850
Ryder System Inc., Series MTN
5.85% due 11/01/2016 ***		1,100,000	1,079,539
SB Treasury Company LLC
zero coupon, Step up to 9.40% on
06/30/2008 due 12/29/2049 (b)***		1,300,000	1,368,277
SB Treasury Company LLC, Series REGS
9.40% due 12/29/2049 (b)***		1,100,000	1,157,567
Sealed Air Corp.
5.625% due 07/15/2013 ***		1,200,000	1,187,353
Shackleton B Event Linked Loan
13.467% due 08/01/2008 (b)		2,000,000	2,020,000
Shackleton C Event Linked Loan
12.967% due 08/01/2008 (b)		2,000,000	1,990,000
Shackleton Re Ltd.
13.3756% due 02/07/2008 (b)(f)		2,000,000	1,996,875
SLM Corp., Series A
5.00% due 04/15/2015 (a)***		375,000	360,660
Sprint Capital Corp.
6.375% due 05/01/2009 (a)***		50,000	51,001
Time Warner, Inc.
5.606% due 11/13/2009 (b)***		2,400,000	2,401,840
Tokai Preferred Capital Company LLC, Series REGS
9.98% due 12/29/2049 (b)***		1,100,000	1,169,700
Toyota Motor Credit Corp., Series MTNB
5.3463% due 10/12/2007 (b)***		2,500,000	2,500,530

The accompanying notes are an integral part of the financial statements.

76

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
United States (continued)
Unicredito Italiano/New York, NY, Series YCD
5.358% due 05/06/2008 (b)***		$ 5,100,000	$ 5,097,848
5.37% due 12/03/2007 (b)***		4,400,000	4,401,324
5.37% due 05/29/2008 (b)***		1,500,000	1,499,351
US Bancorp
5.38% due 04/28/2009 (b)***		2,500,000	2,500,955
Viacom, Inc.
5.75% due 04/30/2011 ***		1,200,000	1,200,613
Wal-Mart Stores, Inc.
5.25% due 09/28/2035 ***	GBP	250,000	509,921
Wells Fargo & Company
3.50% due 04/04/2008 (a)(c)***	$ 250,000		244,823
Westpac Banking Corp./NY, Series DPNT
5.31% due 06/06/2008 ***		2,500,000	2,499,640
Xerox Credit Corp.
2.00% due 06/06/2007 ***	JPY	200,000,000	1,683,445

			129,694,019

TOTAL CORPORATE BONDS (Cost $200,327,655)		$ 203,387,506

MUNICIPAL BONDS - 0.39%
California - 0.13%
Golden State Tobacco Securitization Corp.,
California, Series 2003-A-1
6.25% due 06/01/2033 ***	$ 1,000,000		1,117,050
Los Angeles California Wastewater
Systems Revenue, Series A
5.00% due 06/01/2027 ***		200,000	210,644
Metropolitan Water District Southern California
Waterworks Revenue
5.00% due 10/01/2036 ***		45,000	47,416

			1,375,110

Illinois - 0.02%
City of Chicago, Series 1286
4.75% due 01/01/2030 ***		230,000	251,912

Iowa - 0.06%
Tobacco Settlement Authority of Iowa, Series A
6.50% due 06/01/2023 ***		595,000	591,835

Kentucky - 0.01%
Louisville & Jefferson Kentucky Sewer, Series A
5.00% due 05/15/2036 ***		100,000	105,394

New York - 0.12%
New York City Municipal Water Finance Authority
4.75% due 06/15/2038 ***		200,000	217,476
New York, New York City Transitional
Financial Authority
5.00% due 02/01/2028 ***		285,000	300,273
Tobacco Settlement Financing Corp.
5.25% due 06/01/2013 ***		700,000	714,693

			1,232,442

Texas - 0.02%
Harris County Texas
5.00% due 08/01/2033 ***		200,000	202,858

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

MUNICIPAL BONDS (continued)
Virginia - 0.03%
Tobacco Settlement Financing Corp.
5.625% due 06/01/2037 ***		$ 300,000	$ 320,955

TOTAL MUNICIPAL BONDS (Cost $3,836,554)		$ 4,080,506

COLLATERALIZED MORTGAGE
OBLIGATIONS - 6.09%
Cayman Islands - 0.00%
SHL Corp., Ltd., Series 1999-1A, Class A2
0.81% due 12/25/2024 (b)***	JPY	3,721,660	31,106

Ireland - 0.13%
Emerald Mortgages PLC, Series 2, Class A
3.913% due 04/15/2028 (b)***	EUR	358,051	473,548
Lusitano Motgages PLC, Series 1, Class A
3.954% due 12/15/2035 (b)***		576,028	765,676
Paris Residential Funding PLC, Series 1X, Class A
2.51% due 07/25/2011 (b)***		62,030	81,923

			1,321,147

Italy - 0.72%
Seashell Securities PLC, Series 2001-II, Class A
3.826% due 07/25/2028 (b)***		661,749	875,646
Siena Mortgages, Series 2003-4, Class A2
3.909% due 12/16/2038 (b)***		5,042,187	6,678,585

			7,554,231

Netherlands - 0.50%
Arena BV, Series 2000-I, Class A
6.10% due 11/15/2062 (b)***		500,000	710,473
Atomium Mortgage Finance BV,
Series 2003-I, Class A
2.314% due 07/01/2034 (b)***		199,053	263,113
Delphinus BV, Series 2001-II, Class A1
3.914% due 11/28/2031 (b)***		500,000	662,017
Delphinus BV, Series 2002-I, Class A1
3.776% due 04/25/2092 (b)***		270,022	357,782
Delphinus BV, Series 2003-I, Class A1
2.41% due 04/25/2093 (b)***		500,000	663,641
Dutch MBS BV, Series X, Class B
3.693% due 10/02/2079 (b)***		968,828	1,284,095
Dutch MBS BV, Series XI, Class A1
3.804% due 11/02/2035 (b)***		294,349	388,970
Dutch Mortgage Portfolio Loans, B.V.,
Series III, Class A
3.848% due 11/20/2035 (b)		305,819	405,432
Holland Euro-Denominated Mortgage
Backed Series, Series 2, Class A
3.772% due 04/18/2012 (b)***		357,656	472,859

			5,208,382

United Kingdom - 1.07%
Bauhaus Securities Ltd., Series 1, Class A2
3.868% due 10/30/2052 (b)***		705,586	933,419
Dolerite Funding PLC, Series 1, Class A
5.655% due 08/20/2032 (b)***	$ 85,912		85,912
Haus, Ltd., Series 2000-1A, Class A2
2.403% due 12/10/2037 (b)***	EUR	808,974	1,069,399

The accompanying notes are an integral part of the financial statements.

77

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United Kingdom (continued)
Holmes Financing PLC, Series 1, Class 3A2
3.754% due 07/15/2010 (b)***	GBP	1,400,000	$ 1,849,135
Holmes Financing PLC, Series 6, Class 3A
3.734% due 10/15/2009 (b)***	EUR	800,000	1,056,123
Permanent Financing PLC,
Series 2004-4, Class 5A2
5.4438% due 06/10/2042 (b)***	GBP	3,000,000	5,888,463
SRM Investment, Ltd., Series 3, Class A
3.838% due 08/26/2034 (b)***	EUR	249,251	329,475

			11,211,926

United States - 3.67%
American Home Mortgage Investment Trust,
Series 2004-3, Class 5A
4.29% due 10/25/2034 (b)***	$ 277,703		272,687
Banc of America Mortgage Securities,
Series 2004-4, Class 1A9
5.00% due 05/25/2034 ***		629,535	619,353
Countrywide Alternative Loan Trust,
Series 2006-0A2, Class A1
5.50% due 05/31/2035		4,100,000	4,106,426
Countrywide Home Loans,
Series 2004-12, Class 14A2
5.63% due 08/25/2034 (b)***		6,615	6,616
Countrywide Home Loans,
Series 2004-25, Class 1A1
5.68% due 02/25/2035 (b)***		159,883	160,411
Countrywide Home Loans,
Series 2004-25, Class 2A1
5.69% due 02/25/2035 (b)***		241,790	242,748
Countrywide Mortgage Backed Securities, Inc.,
Series 2004-7, Class 5A2
5.62% due 05/25/2034 (b)***		347,167	347,265
Countrywide Mortgage Backed Securities, Inc.,
Series 2005-2, Class 2A1
5.67% due 03/25/2035 (b)***		382,184	382,887
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-AR13 , Class 3A
5.6287% due 05/25/2032 (b)***		17,575	17,513
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-P3A , Class A1
5.90% due 08/25/2033 (b)***		82,122	82,370
Credit Suisse First Boston Mortgage
Securities Corp., Series 2003-8 , Class 5A1
6.50% due 04/25/2033 ***		119,435	119,561
Credit Suisse First Boston Mortgage
Securities Corp., Series 2005-CN2A , Class A1S
5.57% due 11/15/2019 (b)***		149,182	149,187
CSAB Mortgage Backed Trust,
Series 2006-1, Class A1A
5.45% due 06/25/2036 (b)***		938,085	938,205
FBR Securitization Trust, Series 2005-4, Class AV21
5.47% due 10/25/2035 (b)***		92,256	92,263

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Federal Home Loan Mortgage Corp.

Structured Pass Through Securities, Series T-62, Class 1A
1
5.958% due 10/25/2044 (b)***	$ 5,749,966	$ 5,778,843
Federal Home Loan Mortgage Corp.,
Series 2003-2581, Class QG
5.00% due 12/15/2031 ***	2,500,000	2,396,315
Federal Home Loan Mortgage Corp.,
Series 2005-2922, Class EH
4.50% due 07/15/2023 ***	4,444,563	4,266,807
Federal Home Loan Mortgage Corp.,
Series 2005-3037, Class BC
4.50% due 02/15/2020 ***	6,935,800	6,733,181
Federal Home Loan Mortgage Corp.,
Series 2752, Class FM
5.70% due 12/15/2030 (b)***	484,469	485,236
First Alliance Mortgage Loan,
Series 1997-4, Class A3
5.58% due 12/20/2027 (b)***	53,498	53,511
First Republic Mortgage Loan Trust,
Series 2001-FRB1, Class A
5.70% due 11/15/2031 (b)***	186,501	187,004
GMAC Mortgage Corp. Loan Trust,
Series 2004-J4, Class A1
5.50% due 09/25/2034 ***	417,836	414,695
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
5.40% due 10/25/2046 (b)***	4,966,988	4,971,314
GS Mortgage Securities Corp.,
Series 2003-1, Class A2
6.05% due 01/25/2032 (b)***	224,301	226,180
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
5.79% due 12/15/2030 (b)***	183,392	184,089
Merrill Lynch Credit Corp. Mortgage Investors, Inc.,
Series 1999-A, Class A
5.73% due 03/15/2025 (b)***	127,588	128,072
Sequoia Mortgage Trust, Series 2003-4, Class 2A1
5.70% due 07/20/2033 (b)***	671,365	673,327
Sequoia Mortgage Trust, Series 5, Class A
5.70% due 10/19/2026 (b)***	141,020	141,077
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR2, Class A
5.596% due 02/27/2034 (b)***	196,353	196,774
Washington Mutual Mortgage Securities Corp.,
Series 2002-S5, Class 1A1
5.1139% due 10/25/2032 (b)***	56,319	56,010
Washington Mutual Mortgage Securities Corp.,
Series 2003-R1, Class A1
5.62% due 12/25/2027 (b)***	517,337	517,244
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR2, Class 2A1A
5.66% due 01/25/2045 (b)***	221,172	221,568

The accompanying notes are an integral part of the financial statements.

78

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
United States (continued)
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR6, Class 2A1A
5.58% due 04/25/2045 (b)***	$ 441,811	$ 442,471
Washington Mutual, Inc.,
Series 2002-AR17, Class 1A
6.027% due 11/25/2042 (b)***	2,200,823	2,208,716
Washington Mutual, Inc.,
Series 2005-AR15, Class A1A1
5.61% due 11/25/2045 (b)***	671,165	673,395

		38,493,321

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $60,903,391)	$ 63,820,113

ASSET BACKED SECURITIES - 0.95%
United States - 0.95%
Amortizing Residential Collateral Trust,
Series 2002-BC4, Class A
5.64% due 07/25/2032 (b)***	6,344	6,361
Amresco Residential Securities,
Series 1999-1, Class A
6.29% due 06/25/2029 (b)***	38,116	39,224
Argent Securities, Inc., Series 2005-W4, Class A1A1
5.47% due 02/25/2036 (b)***	1,123,373	1,123,469
Bear Stearns Asset Backed Securities, Inc.,
Series 2004-SD1, Class A1
5.52% due 12/25/2042 (b)***	56,225	56,256
FBR Securitization Trust, Series 2005-5, Class AV21
5.47% due 11/25/2035 (b)***	201,870	201,894
First NLC Trust, Series 2005-4, Class A1
5.47% due 02/25/2036 (b)***	348,410	348,444
Home Equity Asset Trust, Series 2002-1, Class A4
5.65% due 11/25/2032 (b)***	1,283	1,283
Indymac Residential Asset Backed Trust,
Series 2005-D, Class AII1
5.45% due 03/25/2036 (b)***	203,454	203,454
Residential Asset Mortgage Products, Inc.,
Series 2002-RS3, Class AII1
5.63% due 06/25/2032 (b)***	24,690	24,927
Residential Asset Securities Corp.,
Series 2002-KS4, Class AIIB
5.60% due 07/25/2032 (b)***	123,551	123,569
Residential Asset Securities Corp.,
Series 2005-AHL3, Class A1
5.45% due 11/25/2035 (b)***	135,858	135,879
Residential Asset Securities Corp.,
Series 2005-KS12, Class A1
5.44% due 01/25/2036 (b)	102,556	102,576
Residential Asset Securities Mortgage,
Series 2002-KS2, Class AIIB
5.62% due 04/25/2032 (b)***	70,409	70,424
Soundview Home Equity Loan Trust,
Series 2005-OPT4, Class 2A1
4.113% due 12/25/2035 ***	168,036	168,061

Global Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

ASSET BACKED SECURITIES
(continued)
United States (continued)
Structured Asset Mortgage Investments, Inc.,
Series 2004-AR3, Class 1A2
5.64% due 07/19/2034 (b)***		$ 386,037	$ 386,204
Wells Fargo Home Equity Trust,
Series 2005-2, Class AI1A
5.58% due 10/25/2035 (b)(c)***		4,244,332	4,247,947
Wells Fargo Home Equity Trust,
Series 2005-4, Class AII1
5.47% due 12/25/2035 (b)(c)***		2,733,716	2,734,086

			9,974,058

TOTAL ASSET BACKED SECURITIES
(Cost $9,976,225)		$ 9,974,058

SUPRANATIONAL OBLIGATIONS - 0.23%
Japan - 0.08%
Inter-American Development Bank
1.90% due 07/08/2009 ***	JPY	100,000,000	861,031

United States - 0.15%
European Investment Bank
5.50% due 04/15/2008 (b)***	$ 1,551,559		1,552,706

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $2,383,187)		$ 2,413,737

OPTIONS - 0.46%
Germany - 0.00%
Federal Republic of Germany
Expiration 02/21/2007 at $108.50 *		225,000	2,940
Expiration 02/21/2007 at $108.50 *		805,000	0

			2,940
United States - 0.46%
Chicago Mercantile Exchange American
Purchase Put on Eurodollar
Expiration 02/23/2007 at $102.50 *		965,000	15,078
Expiration 09/17/2007 at $90.50 *		532,500	1,331
Expiration 12/17/2007 at $91.25 *		937,500	2,344
Expiration 03/19/2007 at $92.25 *		1,297,500	3,244
Over The Counter European Purchase Put
Treasury Inflationary Index, 6.00%
Expiration 02/05/2007 at $83.00 *		27,000,000	0
Expiration 02/05/2007 at $87.50 *		50,000,000	0
Expiration 02/05/2007 at $88.00 *		14,000,000	0
Expiration 03/06/2007 at $91.00 *		257,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 6.50%
Expiration 02/05/2007 at $91.00 *		13,000,000	0
Over The Counter European Style Call
Expiration 07/02/2007 at $4.75 *		310,000,000	220,999
Expiration 08/08/2007 at $4.80 *		37,000,000	103,803
Expiration 06/06/2007 at $4.85 *		7,000,000	3,335
Expiration 07/02/2007 at $4.90 *		77,000,000	229,287
Expiration 03/08/2007 at $5.00 *		44,000,000	60,324
Expiration 03/08/2007 at $5.00 *		102,000,000	139,842
Expiration 03/08/2007 at $5.00 *		12,000,000	16,452

The accompanying notes are an integral part of the financial statements.

79

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Global Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS (continued)
United States (continued)
Over The Counter European Style Call (continued)
Expiration 12/20/2007 at $5.00 *	81,700,000	$ 484,891
Expiration 03/06/2007 at $5.00 *	80,000,000	0
Expiration 03/06/2007 at $5.00 *	50,000,000	0
Expiration 05/17/2007 at $5.00 *	16,300,000	4,725
Expiration 05/11/2007 at $5.00 *	22,000,000	5,602
Expiration 06/15/2007 at $5.00 *	13,500,000	7,406
Expiration 06/15/2007 at $5.00 *	21,100,000	11,575
Expiration 06/15/2007 at $5.00 *	52,500,000	28,799
Expiration 04/19/2007 at $5.08 *	20,700,000	60,423
Expiration 05/08/2007 at $5.15 *	103,600,000	413,778
Expiration 09/14/2007 at $5.15 *	38,500,000	96,730
Expiration 09/14/2007 at $5.15 *	17,500,000	43,968
Expiration 05/09/2007 at $5.19 *	904,600,000	1,303,529
Expiration 09/14/2007 at $5.188 *	45,500,000	130,506
Expiration 09/14/2007 at $5.20125 *	3,500,000	10,502
Expiration 06/30/2007 at $5.50 *	134,100,000	1,293,191
Expiration 12/05/2007 at $116.00 *	10,300,000	187,460

		4,879,124

TOTAL OPTIONS (Cost $6,703,612)		$ 4,882,064

SHORT TERM INVESTMENTS - 10.13%
Bank of America Corp.
5.25% due 03/15/2007 ***	$ 26,400,000	$ 26,118,950
BNP Paribas
5.262% due 05/28/2008 ***	5,100,000	5,096,838
Countrywide Bank N.A.
5.36% due 08/16/2007 (b)***	4,700,000	4,699,708
Danske Corp.
5.225% due 03/12/2007 ***	1,200,000	1,187,808
Nordea Bank Finland PLC
5.307% due 05/28/2008 ***	3,200,000	3,197,785
Rabobank USA Finance Corp.
5.28% due 01/02/2007 ***	25,700,000	25,696,231
State Street Navigator Securities Lending
Prime Portfolio (c)	31,748,020	31,748,020
Time Warner, Inc.
5.39% due 01/25/2007 ***	3,300,000	3,288,142
U.S. Treasury Bills
zero coupon due 03/01/2007 to
03/15/2007 *** ****	5,180,000	5,134,335

TOTAL SHORT TERM INVESTMENTS
(Cost $106,167,817)		$ 106,167,817

REPURCHASE AGREEMENTS - 0.57%
Lehman Brothers Tri-Party
Repurchase Agreement dated
12/29/2006 at 4.85% to be
repurchased at $6,003,233 on
01/02/2007, collateralized by
$5,000,000 U.S. Treasury Notes,
3.50% due 01/15/2011 (valued at
$6,156,267, including interest) ***	$ 6,000,000	$ 6,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost $6,000,000)		$ 6,000,000

Total Investments (Global Bond Trust)
(Cost $1,639,327,423) - 157.00%		$ 1,645,985,241
Liabilities in Excess of Other Assets - (57.00)%		(597,560,848)

TOTAL NET ASSETS - 100.00%		$ 1,048,424,393

Schedule of Securities Sold Short
	Shares or
	Principal
	Amount	Value

FEDERAL NATIONAL MORTGAGE
ASSOCIATION - 62.41%
Federal National Mortgage Association
5.00%, TBA **	$ 131,573,504	$ 127,039,807
5.50%, TBA **	10,084,370	$ 9,896,657

TOTAL FEDERAL NATIONAL MORTGAGE
ASSOCIATION (Proceeds $137,469,142)		$ 136,936,464

U.S. TREASURY NOTES - 37.59%
U.S. Treasury Notes
4.875%, due 05/31/2011	1,700,000	$ 1,711,688
5.125%, due 05/15/2016	1,500,000	$ 1,545,058
4.875%, due 08/15/2016	45,400,000	$ 45,942,666
4.625%, due 11/15/2016	33,500,000	$ 33,280,173

TOTAL U.S. TREASURY
NOTES (Proceeds $83,929,845)		$ 82,479,585

Total Securities Sold Short
(Proceeds $221,398,987)		$ 219,416,049

High Income Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 18.07%
Air Travel - 1.31%
AMR Corp. * (a)	150,400	$ 4,546,592
Broadcasting - 2.47%
Canadian Satellite Radio Holdings, Inc. *	452,601	2,621,466
XM Satellite Radio Holdings, Inc., Class A * (a)	413,350	5,972,908

		8,594,374
Cable and Television - 3.37%
Charter Communications, Inc., Class A * (a)	414,100	1,267,146
Comcast Corp.-Special Class A *	249,350	10,442,778

		11,709,924
Cellular Communications - 0.25%
Dobson Communications Corp., Class A *	100,350	874,049
Coal - 2.84%
Great Lakes Carbon Income Fund	1,017,413	9,865,082
Commercial Services - 0.17%
Paragon Shipping, Inc. *	60,000	600,000
Containers & Glass - 0.00%
Pliant Corp. * (a)	145	7,250
International Oil - 0.22%
Dominion Petroleum, Ltd., GDR *	1,324,020	752,054

The accompanying notes are an integral part of the financial statements.

80

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time - 1.76%
Isle of Capri Casinos, Inc. * (a)	229,750	$ 6,106,755

Mining - 1.60%
Freeport-McMoRan Copper &
Gold, Inc., Class B	100,000	5,573,000

Sanitary Services - 1.11%
Allied Waste Industries, Inc. *	312,950	3,846,155

Telecommunications Equipment &
Services - 1.19%
Chunghwa Telecom Company, Ltd., SADR	209,249	4,128,483

Telephone - 1.78%
Sprint Nextel Corp.	326,900	6,175,141

TOTAL COMMON STOCKS (Cost $57,894,991)	$ 62,778,859

PREFERRED STOCKS - 0.15%
Containers & Glass - 0.15%
Pliant Corp., Series AA * (a)	1,287	521,235

TOTAL PREFERRED STOCKS (Cost $636,404)	$ 521,235

CORPORATE BONDS - 72.39%
Advertising - 1.43%
Vertis, Inc.
9.75% due 04/01/2009	$ 3,365,000	3,465,950
10.875% due 06/15/2009 (a)	1,500,000	1,507,500

		4,973,450
Aerospace - 0.54%
Argo-Tech Corp.
9.25% due 06/01/2011	1,745,000	1,884,600

Air Travel - 12.74%
Alaska Airlines, Inc., Series D
9.50% due 04/12/2012	133,907	122,326
American Airlines Inc, Series 91B2
10.32% due 07/30/2014	1,020,000	1,060,800
American Airlines Inc., Series 90-K
9.93% due 06/15/2010	512,000	520,320
AMR Corp., Series MTNB
10.40% due 03/10/2011	4,500,000	4,505,625
Delta Airlines
12.7725% due 03/16/2008 (f)	1,500,000	1,540,875
Northwest Airlines Corp.
6.625% due 05/15/2023 ^	15,810,000	14,406,862
7.625% due 11/15/2023 ^ (a)	8,255,000	7,573,963
10.00% due 02/01/2009 ^ (a)	2,755,000	2,603,475
Northwest Airlines, Inc.
7.626% due 04/01/2010 ^	1,844,251	1,724,374
9.875% due 03/15/2007 ^ (a)	2,955,000	2,851,575
United AirLines Inc., Series 00-2
7.762% due 10/01/2049 ^	8,339,361	7,338,638

		44,248,833
Apparel & Textiles - 0.11%
Hanesbrands, Inc.
8.735% due 12/15/2014 (b)	385,000	391,738

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Broadcasting - 4.26%
Canadian Satellite Radio Holdings, Inc., ADR
12.75% due 02/15/2014	$ 3,500,000	$ 3,521,875
XM Satellite Radio Holdings, Inc.
1.75% due 12/01/2009 (a)	4,105,000	3,484,119
XM Satellite Radio, Inc.
9.75% due 05/01/2014 (a)	3,350,000	3,350,000
9.8713% due 05/01/2013 (b)	4,575,000	4,449,187

		14,805,181
Building Materials & Construction - 0.93%
Brand Services, Inc.
12.00% due 10/15/2012	1,892,000	2,092,325
Odebrecht Overseas, Ltd.
9.625% due 12/31/2049	1,050,000	1,131,165

		3,223,490
Business Services - 0.44%
Allied Security Escrow Corp.
11.375% due 07/15/2011	1,356,000	1,389,900
Buhrmann US, Inc.
7.875% due 03/01/2015	134,000	130,650

		1,520,550
Cable and Television - 7.39%
Adelphia Communications Corp.
10.25% due 11/01/2006 ^	1,025,000	930,188
Adelphia Communications Corp., Series B
7.75% due 01/15/2009 ^	3,000,000	2,752,500
9.875% due 03/01/2007 ^	2,050,000	1,880,875
Atlantic Broadband Finance LLC
9.375% due 01/15/2014	2,621,000	2,650,486
Century Communications
8.375% due 12/15/2007 ^	1,000,000	1,200,000
Charter Communications Holdings I LLC
11.75 due 05/15/2014	4,431,000	3,998,978
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	1,345,000	1,407,206
Charter Communications Inc.
5.875% due 11/16/2009	459,000	652,927
Charter Communications Operating LLC
8.00% due 04/30/2012	5,600,000	5,817,000
DirecTV Holdings LLC
8.375% due 03/15/2013	954,000	992,160
Insight Communications, Inc.
12.25 due 02/15/2011	385,000	403,287
Shaw Communications, Inc.
8.25% due 04/11/2010	172,000	182,750
Young Broadcasting, Inc.
8.75% due 01/15/2014	183,000	158,524
10.00% due 03/01/2011 (a)	2,786,000	2,646,700

		25,673,581
Cellular Communications - 6.48%
American Cellular Corp.
10.00% due 08/01/2011	3,905,000	4,129,538
Centennial Communications Corp.
10.00% due 01/01/2013 (a)	2,105,000	2,239,194

The accompanying notes are an integral part of the financial statements.

81

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Centennial Communications Corp. (continued)
10.75% due 12/15/2008	$ 432,000	$ 433,080
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011	2,016,000	2,124,360
8.875% due 10/01/2013 (a)	4,750,000	4,839,062
Rural Cellular Corp.
9.75% due 01/15/2010 (a)	7,193,000	7,390,807
9.875% due 02/01/2010	1,280,000	1,361,600

		22,517,641

Chemicals - 0.26%
FMC Corp.
7.75% due 07/01/2011	312,000	332,589
Huntsman International LLC
11.625% due 10/15/2010	59,000	64,458
Johnson Diversey, Inc., Series B
9.625% due 05/15/2012	139,000	145,602
Lubrizol Corp.
5.50% due 10/01/2014	59,000	57,517
Rhodia SA
10.25% due 06/01/2010	227,000	258,780
Union Carbide Chemicals & Plastics
7.875% due 04/01/2023	40,000	43,256

		902,202

Containers & Glass - 2.99%
BWAY Corp.
10.00% due 10/15/2010	700,000	733,250
Graphic Packaging International Corp.
9.50% due 08/15/2013 (a)	2,750,000	2,901,250
Pliant Corp.
11.625% due 06/15/2009 ^	664,516	725,153
13.00% due 07/15/2010 ^ (a)	168,000	65,520
Stone Container Corp.
9.75% due 02/01/2011	4,118,000	4,246,687
Tekni Plex, Inc., Series B
12.75% due 06/15/2010 (a)	1,881,000	1,716,413

		10,388,273

Cosmetics & Toiletries - 0.33%
Jafra Cosmetics International, Inc.
10.75% due 05/15/2011	1,060,000	1,132,875

Educational Services - 0.29%
Riverdeep Interactive Learning
8.0956% due 11/28/2013 (f)	1,000,000	1,000,000

Electrical Utilities - 1.00%
Orion Power Holdings, Inc.
12.00% due 05/01/2010	3,055,000	3,467,425

Electronics - 0.42%
Muzak LLC/Muzak Finance Corp.
9.875% due 03/15/2009 (a)	1,884,000	1,455,390
Thomas & Betts Corp.
6.39% due 02/10/2009	11,000	11,176

		1,466,566

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy - 0.43%
Exide Technologies, Series B
10.50% due 03/15/2013	$ 1,600,000	$ 1,484,000

Financial Services - 3.79%
JSG Funding PLC
9.625% due 10/01/2012	835,000	885,100
Metallurg Holdings, Inc.
10.50% due 10/01/2010	3,500,000	3,570,000
Nexstar Finance Holdings LLC
zero coupon, Step up to 11.375% on
04/01/2008 due 04/01/2013	1,100,000	985,875
Nexstar Finance, Inc.
7.00% due 01/15/2014 (a)	1,026,000	964,440
Ucar Finance, Inc.
10.25% due 02/15/2012	6,408,000	6,752,430

		13,157,845

Food & Beverages - 1.50%
ASG Consolidated LLC/ASG Finance, Inc.
zero coupon, Step up to 11.5% on
11/01/2008 due 11/01/2011	4,380,000	3,898,200
Constellation Brands, Inc., Series B
8.125% due 01/15/2012	260,000	270,400
Dole Food Company, Inc.
7.25% due 06/15/2010	1,111,000	1,058,227

		5,226,827

Holdings Companies/Conglomerates - 2.75%
UAL Corp.
5.00% due 02/01/2021	8,260,000	9,553,020

Homebuilders - 0.09%
D.R. Horton, Inc.
9.75% due 09/15/2010	18,000	19,861
Meritage Homes Corp.
7.00% due 05/01/2014	114,000	112,290
Standard Pacific Corp.
6.50% due 10/01/2008 (a)	191,000	191,000

		323,151

Hotels & Restaurants - 1.06%
Buffalo Thunder Development Authority
9.375% due 12/15/2014	330,000	334,950
CCM Merger, Inc.
8.00% due 08/01/2013	2,658,000	2,598,195
Turning Stone Resort Casino
9.125% due 09/15/2014	720,000	736,200

		3,669,345

Industrials - 0.17%
Doe Run Resources Corp., Series AI
11.75% due 11/01/2008	611,934	602,755

Leisure Time - 7.32%
AMC Entertainment, Inc.
8.00% due 03/01/2014	66,000	65,505
9.50% due 02/01/2011 (a)	3,500,000	3,513,125
9.6238% due 08/15/2010 (b)	2,045,000	2,114,019
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	103,000	107,764

The accompanying notes are an integral part of the financial statements.

82

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
AMF Bowling Worldwide, Inc.
10.00% due 03/01/2010	$ 1,943,000	$ 2,013,434
Chukchansi Economic Development Authority
8.00% due 11/15/2013	1,210,000	1,256,888
8.8769% due 11/15/2012 (b)	1,466,000	1,506,315
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	1,015,000	871,631
Isle of Capri Casinos
9.00% due 03/15/2012	150,000	156,750
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,800,000	1,827,000
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	2,440,000	2,452,200
Majestic Star Casino LLC
9.75% due 01/15/2011	2,750,000	2,722,500
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	750,000	768,750
Scientific Games Corp.
6.25% due 12/15/2012	73,000	71,357
Trump Entertainment Resorts, Inc.
8.50% due 06/01/2015 (a)	6,000,000	5,970,000

		25,417,238

Manufacturing - 0.32%
Park-Ohio Industries, Inc.
8.375% due 11/15/2014	1,210,000	1,128,325

Medical-Hospitals - 2.08%
Alliance Imaging, Inc.
7.25% due 12/15/2012 (a)	2,000,000	1,900,000
HealthSouth Corp.
11.3544% due 06/15/2014 (b)	5,000,000	5,337,500

		7,237,500

Metal & Metal Products - 0.73%
FastenTech, Inc.
11.50% due 05/01/2011	99,000	103,579
Mueller Group, Inc.
10.00% due 05/01/2012	905,000	984,187
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	1,613,000	1,451,700

		2,539,466

Mining - 1.94%
Freeport-McMoran Copper & Gold, Inc.
10.125% due 02/01/2010	6,405,000	6,733,256

Paper - 3.05%
Abitibi-Consolidated, Inc.
7.50% due 04/01/2028	509,000	390,657
7.75% due 06/15/2011 (a)	1,485,000	1,332,788
Boise Cascade LLC
7.125% due 10/15/2014	2,612,000	2,527,110
Bowater Canada Finance Corp.
7.95% due 11/15/2011 (a)	257,000	251,860
Bowater, Inc.
9.50% due 10/15/2012	770,000	796,950

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Newark Group, Inc.
9.75% due 03/15/2014	$ 1,643,000	$ 1,647,108
Norske Skog Canada, Ltd.
7.375% due 03/01/2014	2,071,000	1,962,272
Pope & Talbot, Inc.
8.375% due 06/01/2013	2,100,000	1,690,500

		10,599,245

Petroleum Services - 0.66%
Hanover Equipment Trust
8.75% due 09/01/2011	1,961,000	2,044,342
Premcor Refining Group, Inc.
9.50% due 02/01/2013	216,000	233,297

		2,277,639

Publishing - 0.76%
Block Communications, Inc.
8.25% due 12/15/2015	2,658,000	2,651,355

Retail - 0.46%
Eye Care Centers of America
10.75% due 02/15/2015	1,448,000	1,589,180

Retail Grocery - 0.38%
Kroger Company
8.50% due 07/15/2017	1,218,447	1,306,772

Retail Trade - 0.69%
Jo-Ann Stores, Inc.
7.50% due 03/01/2012	2,629,000	2,379,245

Sanitary Services - 1.37%
Allied Waste North America, Inc.
4.25% due 04/15/2034 (a)	5,000,000	4,775,000

Semiconductors - 0.34%
NXP Funding LLC
7.875% due 10/15/2014	1,130,000	1,168,138
Steel - 0.28%
WCI Steel Acquisition, Inc.
8.00% due 05/01/2016	995,000	985,050

Telecommunications Equipment &
Services - 0.23%
Mobile Satellite Ventures LP
zero coupon, Step up to 14% on
04/01/2010 due 04/01/2013	1,210,000	810,700

Tobacco - 1.09%
Alliance One International, Inc.
11.00% due 05/15/2012	1,275,000	1,357,875
North Atlantic Trading Company
9.25% due 03/01/2012	2,765,000	2,412,463

		3,770,338

Travel Services - 1.29%
TDS Investor Corp.
9.875% due 09/01/2014	4,415,000	4,470,188

TOTAL CORPORATE BONDS (Cost $231,906,360)	$ 251,451,983

The accompanying notes are an integral part of the financial statements.

83

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CONVERTIBLE BONDS - 3.47%
Air Travel - 3.47%
AMR Corp.
4.25% due 09/23/2023 (a)	$ 6,540,000	$ 12,066,300

TOTAL CONVERTIBLE BONDS (Cost $9,816,339)		$ 12,066,300

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.86%
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036	1,585,000	1,588,217
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036	1,380,000	1,382,766

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $2,964,939)		$ 2,970,983

ASSET BACKED SECURITIES - 0.45%
DB Master Finance LLC, Series 2006-1, Class-M1
8.285% due 06/20/2031	1,545,000	1,571,140

TOTAL ASSET BACKED SECURITIES
(Cost $1,560,362)		$ 1,571,140

OPTIONS - 0.00%
Put Options - 0.00%
Tesoro Corp.
Expiration 01/20/2007 at $50.00 *	101,500	5,075

TOTAL OPTIONS (Cost $194,369)		$ 5,075

SHORT TERM INVESTMENTS - 23.30%
Federal Home Loan Bank Discount Notes
4.80% due 01/02/2007	$ 10,700,000	$ 10,698,573
State Street Navigator Securities Lending
Prime Portfolio (c)	70,236,544	70,236,544

TOTAL SHORT TERM INVESTMENTS
(Cost $80,935,117)		$ 80,935,117

REPURCHASE AGREEMENTS - 0.02%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$52,023 on 01/02/2007,
collateralized by $60,000 Federal
National Mortgage Association,
5.50% due 07/14/2028 (valued at
$57,794, including interest) (c)	$ 52,000	$ 52,000

TOTAL REPURCHASE AGREEMENTS
(Cost $52,000)		$ 52,000

Total Investments (High Income Trust)
(Cost $385,960,881) - 118.71%		$ 412,352,692
Liabilities in Excess of Other Assets - (18.71)%		(64,993,194)

TOTAL NET ASSETS - 100.00%		$ 347,359,498

High Yield Trust
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 0.02%
Electrical Utilities - 0.00%
PNM Resources, Inc.		210	$ 6,531

Household Products - 0.00%
Home Interiors *		8,156,736	81,568

Internet Content - 0.02%
Globix Corp. * (a)		68,906	299,741

Telecommunications Equipment &
Services - 0.00%
Viatel Holding, Ltd. *		11,667	58
XO Holdings, Inc. * (a)		5,320	22,876

			22,934

TOTAL COMMON STOCKS (Cost $8,462,961)		$ 410,774

PREFERRED STOCKS - 0.11%
Crude Petroleum & Natural Gas - 0.11%
Chesapeake Energy Corp. * (a)		7,754	1,957,187

TOTAL PREFERRED STOCKS (Cost $1,948,767)		$ 1,957,187

WARRANTS - 0.01%
Broadcasting - 0.00%
XM Satellite Radio, Inc.
(Expiration date 03/15/2010; strike
price $45.24)		1,295	7,770

Republic of Venezuela - 0.01%
Republic of Venezuela
(Expiration date 04/15/2020; strike
price $26.00)		346,000	114,180

Telecommunications Equipment &
Services - 0.00%
XO Holdings, Inc., Series A
(Expiration date 01/16/2010; strike
price $6.25)		12,285	8,599
XO Holdings, Inc., Series B
(Expiration date 01/16/2010; strike
price $7.50)		9,212	3,961
XO Holdings, Inc., Series C
(Expiration date 01/15/2010; strike
price $10.00)		9,212	2,027

			14,587

TOTAL WARRANTS (Cost $107,260)		$ 136,537

FOREIGN GOVERNMENT OBLIGATIONS - 7.90%
Argentina - 0.48%
Republic of Argentina
2.00% due 01/03/2010 (b)	ARS	2,426,000	1,212,901
5.59% due 08/03/2012 (b)	$ 1,521,300		1,104,464
5.83% due 12/31/2033 (b)	ARS	255,587	121,281
7.00% due 03/18/2049	EUR	2,185,000,000	468,339
7.625 due 08/11/2007		4,400,000,000	905,077
8.00% due 02/26/2008		450,000	192,992
8.00% due 10/30/2009		1,425,000,000	293,385
8.50% due 02/23/2049		2,003,000	441,916
9.00% due 05/26/2009		300,000	121,068

The accompanying notes are an integral part of the financial statements.

84

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Argentina (continued)
Republic of Argentina (continued)
9.00% due 11/19/2008	EUR	222,000	$ 46,208
9.00% due 06/20/2049		925,000	388,161
9.25% due 10/21/2049		1,075,000	440,466
9.25% due 07/20/2049		600,000	251,384
9.75% due 11/26/2049		1,975,000	802,713
10.00% due 02/22/2007		825,000	343,476
10.00% due 09/07/2007 ^		1,000,000	394,231
10.00% due 01/03/2007 ^		1,075,000,000	240,079
10.50% due 11/14/2049		3,500,000	752,123
11.75% due 05/20/2011 (a)		275,000	58,312

			8,578,576
Brazil - 1.49%
Federative Republic of Brazil
7.125% due 01/20/2037 (a)	$ 2,295,000		2,465,977
8.00% due 01/15/2018		458,000	509,296
8.25% due 01/20/2034 (a)		9,725,000	11,791,563
8.75% due 02/04/2025		2,295,000	2,834,325
8.875% due 10/14/2019		6,175,000	7,533,500
10.50% due 07/14/2014 (a)		1,150,000	1,454,750

			26,589,411
Colombia - 0.41%
Republic of Colombia
7.375% due 09/18/2037		3,580,000	3,843,130
8.125% due 05/21/2024 (a)		1,745,000	2,015,475
10.375% due 01/28/2033		658,000	942,585
10.75% due 01/15/2013		415,000	513,563

			7,314,753
Ecuador - 0.12%
Republic of Ecuador
9.375% due 12/15/2015		50,000	39,500
10.00% due 08/15/2030 (a)		2,833,000	2,096,420

			2,135,920
El Salvador - 0.10%
Republic of El Salvador
7.75% due 01/24/2023		1,095,000	1,253,775
8.25% due 04/10/2032		450,000	541,125

			1,794,900
Mexico - 1.51%
Government of Mexico
5.625% due 01/15/2017		9,900,000	9,909,900
6.375% due 01/16/2013		4,223,000	4,440,485
6.625% due 03/03/2015		1,142,000	1,225,937
8.125% due 12/30/2019		3,725,000	4,525,875
8.30% due 08/15/2031		1,175,000	1,502,237
8.375% due 01/14/2011 (a)		273,000	303,712
10.375% due 02/17/2009		2,325,000	2,563,313
11.375% due 09/15/2016		1,675,000	2,412,000

			26,883,459

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Panama - 0.18%
Republic of Panama
9.375% due 04/01/2029 (a)	$ 2,450,000	$ 3,270,750

Peru - 0.34%
Republic of Peru
5.00 due 03/07/2017 (b)	1,320,880	1,310,973
5.00 due 03/07/2017 (b)	676,400	671,327
7.35% due 07/21/2025	194,000	219,220
8.75% due 11/21/2033 (a)	2,955,000	3,885,825

		6,087,345
Philippines - 0.05%
Republic of Philippines
7.75% due 01/14/2031 (a)	127,000	144,145
10.625% due 03/16/2025 (a)	444,000	636,585

		780,730
Russia - 1.12%
Russian Federation
5.00% due 03/31/2030	9,833,000	11,100,474
11.00% due 07/24/2018	5,480,000	7,915,312
12.75% due 06/24/2028	490,000	884,950

		19,900,736
South Africa - 0.18%
Republic of South Africa
6.50% due 06/02/2014 (a)	820,000	862,025
7.375% due 04/25/2012	955,000	1,026,625
9.125% due 05/19/2009	1,175,000	1,269,000

		3,157,650
Turkey - 0.88%
Republic of Turkey
6.875% due 03/17/2036 (a)	1,331,000	1,271,105
7.00% due 06/05/2020 (a)	202,000	203,262
7.00% due 09/26/2016	475,000	482,719
7.25% due 03/15/2015	1,825,000	1,886,594
7.375% due 02/05/2025	2,906,000	2,978,650
9.50% due 01/15/2014	1,652,000	1,924,580
11.00% due 01/14/2013	2,214,000	2,712,150
11.50% due 01/23/2012	1,694,000	2,062,445
11.875% due 01/15/2030	1,405,000	2,167,212

		15,688,717
Venezuela - 1.04%
Republic of Venezuela
5.375% due 08/07/2010	425,000	418,412
5.75% due 02/26/2016	8,705,000	8,247,988
7.65% due 04/21/2025 (a)	925,000	1,008,250
9.375% due 01/13/2034 (a)	3,368,000	4,445,760
10.75% due 09/19/2013	3,568,000	4,433,240

		18,553,650

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $133,806,064)		$ 140,736,597

The accompanying notes are an integral part of the financial statements.

85

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 85.21%
Advertising - 1.07%
Lamar Media Corp.
6.625% due 08/15/2015	$ 6,405,000	$ 6,348,956
R.H. Donnelley Corp., Series A-1
6.875% due 01/15/2013	605,000	580,044
R.H. Donnelley Corp., Series A-2
6.875% due 01/15/2013	640,000	613,600
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	9,750,000	10,237,500
R.H. Donnelley Finance Corp., Series I
10.875% due 12/15/2012	1,175,000	1,280,750

		19,060,850
Aerospace - 1.01%
Alliant Techsystems, Inc.
6.75% due 04/01/2016	2,445,000	2,445,000
DRS Technologies, Inc.
6.625% due 02/01/2016	1,560,000	1,571,700
6.875% due 11/01/2013	4,625,000	4,659,687
7.625% due 02/01/2018	875,000	901,250
Sequa Corp.
9.00% due 08/01/2009	4,445,000	4,756,150
TransDigm, Inc.
7.75% due 07/15/2014	3,505,000	3,610,150

		17,943,937
Air Travel - 0.20%
Continental Airlines, Inc.
6.541% due 09/15/2008	228,343	228,628
6.80% due 07/02/2007	358,284	356,493
8.75% due 12/01/2011	3,040,000	3,055,200

		3,640,321
Aluminum - 0.06%
Aleris International, Inc.
10.00% due 12/15/2016	1,080,000	1,088,100

Apparel & Textiles - 0.54%
Levi Strauss & Company
9.75% due 01/15/2015 (a)	8,835,000	9,519,713

Auto Parts - 1.00%
Keystone Automotive Operations
9.75% due 11/01/2013	4,650,000	4,603,500
TRW Automotive, Inc.
9.375% due 02/15/2013	933,000	1,000,643
11.00% due 02/15/2013	1,230,000	1,348,387
Visteon Corp.
7.00% due 03/10/2014 (a)	5,005,000	4,379,375
8.25% due 08/01/2010 (a)	6,600,000	6,435,000

		17,766,905
Auto Services - 1.44%
Hertz Corp., Class A
8.875% due 01/01/2014	6,940,000	7,269,650
10.50% due 01/01/2016 (a)	11,240,000	12,364,000
Penhall International Corp.
12.00% due 08/01/2014	5,480,000	5,918,400

		25,552,050

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Automobiles - 3.54%
AutoNation, Inc.
7.00% due 04/15/2014	$ 800,000	$ 806,000
7.36% due 04/15/2013 (b)	2,505,000	2,517,525
Ford Motor Company
4.25% due 12/15/2036	2,120,000	2,277,770
7.45% due 07/16/2031 (a)	38,550,000	30,261,750
8.875% due 01/15/2022	3,125,000	2,718,750
8.90% due 01/15/2032 (a)	1,250,000	1,121,875
General Motors Corp.
7.20% due 01/15/2011 (a)	3,500,000	3,395,000
8.375% due 07/15/2033	21,600,000	19,980,000

		63,078,670
Banking - 0.21%
Banco Mercantil del Norte S.A.
6.135% due 10/13/2016	650,000	650,218
RSHB Capital SA for OJSC Russian Agricultural
Bank
7.175% due 05/16/2013	2,870,000	3,024,262

		3,674,480
Broadcasting - 1.05%
CMP Susquehanna Corp.
9.875% due 05/15/2014	5,065,000	5,039,675
CSC Holdings, Inc.
7.00% due 04/15/2012	5,285,000	5,152,875
8.125% due 08/15/2009	270,000	279,788
CSC Holdings, Inc., Series B
7.625% due 04/01/2011	2,935,000	2,990,031
8.125% due 07/15/2009 (a)	650,000	673,563
XM Satellite Radio, Inc.
9.75% due 05/01/2014 (a)	3,240,000	3,240,000
9.8713% due 05/01/2013 (b)	1,345,000	1,308,012

		18,683,944
Building Materials & Construction - 1.07%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014 (a)	8,320,000	5,616,000
9.75% due 04/15/2012 (a)	3,791,000	3,904,730
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014 (a)	13,590,000	9,513,000

		19,033,730
Business Services - 1.46%
Activant Solutions, Inc.
9.50% due 05/01/2016	3,940,000	3,664,200
Affinion Group, Inc.
10.125% due 10/15/2013	6,460,000	6,847,600
11.50% due 10/15/2015	3,300,000	3,489,750
Allied Security Escrow Corp.
11.375% due 07/15/2011	1,200,000	1,230,000
Sungard Data Systems, Inc.
9.125% due 08/15/2013	5,474,000	5,747,700
10.25% due 08/15/2015 (a)	4,620,000	4,931,850

		25,911,100

The accompanying notes are an integral part of the financial statements.

86

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television - 5.84%
Charter Communications Holdings I LLC
11.00% due 10/01/2015 (a)	$ 228,000	$ 233,130
11.75 due 05/15/2014	5,120,000	4,620,800
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	7,370,000	7,563,463
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	6,420,000	6,716,925
10.25% due 10/01/2013 (a)	4,400,000	4,686,000
Charter Communications Holdings LLC
zero coupon, Step up to 12.125% on
01/15/2007 due 01/15/2012	2,090,000	1,948,925
9.92% due 04/01/2011	485,000	448,625
11.75 due 05/15/2011	1,785,000	1,713,600
Charter Communications Operating LLC
8.375% due 04/30/2014	8,840,000	9,226,750
CSC Holdings, Inc.
7.25% due 07/15/2008	2,550,000	2,572,313
DirecTV Holdings LLC
6.375% due 06/15/2015	1,851,000	1,774,646
8.375% due 03/15/2013	1,110,000	1,154,400
EchoStar DBS Corp.
6.625% due 10/01/2014	14,000,000	13,650,000
7.00% due 10/01/2013	2,735,000	2,731,581
7.125% due 02/01/2016	2,195,000	2,195,000
ION Media Networks, Inc.
11.624% due 01/15/2013 (b)	1,355,000	1,371,937
Kabel Deutschland GmbH
10.625% due 07/01/2014	7,230,000	8,016,262
LIN Television Corp.
6.50% due 05/15/2013 (a)	3,725,000	3,548,063
Lodgenet Entertainment Corp.
9.50% due 06/15/2013	5,790,000	6,238,725
Rainbow National Services LLC
8.75% due 09/01/2012	690,000	725,362
10.375% due 09/01/2014	2,750,000	3,055,938
Rogers Cable, Inc.
5.50% due 03/15/2014	670,000	640,647
6.25% due 06/15/2013	1,250,000	1,259,375
6.75% due 03/15/2015	70,000	72,124
8.75% due 05/01/2032	4,200,000	5,103,000
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	5,865,000	6,055,612
Videotron Ltee
6.375% due 12/15/2015	6,775,000	6,622,563

		103,945,766
Cellular Communications - 2.53%
Nextel Communications, Inc.
7.375% due 08/01/2015	7,660,000	7,854,755
Rogers Wireless, Inc.
7.25% due 12/15/2012	550,000	583,000
7.50% due 03/15/2015	240,000	260,400
8.00% due 12/15/2012	4,760,000	5,081,300
9.625% due 05/01/2011	550,000	624,250

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Rural Cellular Corp.
9.875% due 02/01/2010	$ 9,256,000	$ 9,846,070
True Move Company, Ltd.
10.75% due 12/16/2013	17,169,000	16,782,698
UbiquiTel Operating Company
9.875% due 03/01/2011	3,725,000	4,023,000

		45,055,473
Chemicals - 1.58%
Chemtura Corp.
6.875% due 06/01/2016	1,055,000	1,015,438
Equistar Chemicals LP
10.125% due 09/01/2008	1,658,000	1,761,625
10.625% due 05/01/2011	1,165,000	1,240,725
Georgia Gulf Corp.
9.50% due 10/15/2014	7,460,000	7,273,500
Huntsman International LLC
7.875% due 11/15/2014	2,310,000	2,327,325
9.875% due 03/01/2009	314,000	323,420
IMC Global, Inc.
7.30% due 01/15/2028	145,000	133,400
Lyondell Chemical Company
8.00% due 09/15/2014	1,945,000	2,017,937
8.25% due 09/15/2016	1,590,000	1,669,500
Methanex Corp.
8.75% due 08/15/2012 (a)	2,085,000	2,267,438
Montell Finance Company BV
8.10% due 03/15/2027	4,495,000	4,270,250
Omnova Solutions, Inc.
11.25% due 06/01/2010	90,000	96,525
Westlake Chemical Corp.
6.625% due 01/15/2016 (a)	3,775,000	3,652,312

		28,049,395
Coal - 0.31%
International Coal Group, Inc.
10.25% due 07/15/2014 (a)	5,220,000	5,220,000
Peabody Energy Corp.
6.875% due 03/15/2013 (a)	310,000	317,750

		5,537,750
Commercial Services - 0.66%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	6,788,000	7,195,280
Rental Service Corp.
9.50% due 12/01/2014	4,475,000	4,620,438

		11,815,718
Computers & Business Equipment - 0.90%
Xerox Capital Trust I
8.00% due 02/01/2027	6,100,000	6,229,625
Xerox Corp.
6.40% due 03/15/2016	8,925,000	9,114,655
9.75% due 01/15/2009	545,000	588,600

		15,932,880
Construction Materials - 0.20%
Nortek, Inc.
8.50% due 09/01/2014 (a)	3,660,000	3,586,800

The accompanying notes are an integral part of the financial statements.

87

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Containers & Glass - 2.81%
Berry Plastics Holding Corp.
8.875% due 09/15/2014	$ 5,625,000	$ 5,709,375
Graham Packaging Company, Inc.
9.875% due 10/15/2014 (a)	6,845,000	6,913,450
Graphic Packaging International Corp.
8.50% due 08/15/2011	3,230,000	3,343,050
9.50% due 08/15/2013 (a)	4,195,000	4,425,725
Mobile Mini, Inc.
9.50% due 07/01/2013	1,470,000	1,569,225
Owens-Brockway Glass Container, Inc.
6.75% due 12/01/2014 (a)	1,847,000	1,791,590
7.75% due 05/15/2011	365,000	375,038
8.25% due 05/15/2013	6,735,000	6,962,306
8.75% due 11/15/2012 (a)	1,905,000	2,019,300
8.875% due 02/15/2009	3,200,000	3,272,000
Owens-Illinois, Inc.
7.35% due 05/15/2008	1,025,000	1,031,406
Owens-Illinois, Inc., Series 2010
7.50% due 05/15/2010	3,210,000	3,222,037
Plastipak Holdings, Inc.
8.50% due 12/15/2015	3,550,000	3,692,000
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	2,275,000	5,687
Stone Container Corp.
8.375% due 07/01/2012	3,595,000	3,523,100
9.75% due 02/01/2011	2,170,000	2,237,813

		50,093,102
Correctional Facilities - 0.43%
Corrections Corp. of America
6.25% due 03/15/2013 (a)	5,470,000	5,422,138
6.75% due 01/31/2014	2,225,000	2,247,250

		7,669,388
Crude Petroleum & Natural Gas - 2.38%
Chaparral Energy, Inc.
8.50% due 12/01/2015	6,025,000	5,994,875
Chesapeake Energy Corp.
6.25% due 01/15/2018	9,735,000	9,369,937
6.50% due 08/15/2017	4,500,000	4,398,750
6.625% due 01/15/2016	270,000	268,312
7.00% due 08/15/2014	1,975,000	2,007,094
7.75% due 01/15/2015 (a)	35,000	36,313
Encore Acquisition Company
6.00% due 07/15/2015	1,005,000	917,063
Geokinetics, Inc.
11.86% due 12/15/2012 (b)	1,985,000	1,994,925
Mariner Energy, Inc.
7.50% due 04/15/2013	2,210,000	2,143,700
OPTI Canada, Inc.
8.25% due 12/15/2014	3,850,000	3,936,625
PetroHawk Energy Corp.
9.125% due 07/15/2013	3,615,000	3,795,750
Petrozuata Finance, Inc.
8.22% due 04/01/2017	299,000	298,252
Petrozuata Finance, Inc., Series REGS
8.22% due 04/01/2017	2,372,000	2,360,140

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
Pogo Producing Company
6.875% due 10/01/2017 (a)	$ 2,825,000	$ 2,697,875
7.875% due 05/01/2013	2,110,000	2,141,650

		42,361,261
Domestic Oil - 1.70%
Exco Resources, Inc.
7.25% due 01/15/2011	9,346,000	9,486,190
Forest Oil Corp.
8.00% due 12/15/2011	285,000	296,400
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	3,456,000	3,633,120
Stone Energy Corp.
8.25% due 12/15/2011 (a)	4,200,000	4,126,500
Swift Energy Company
7.625% due 07/15/2011	1,725,000	1,755,188
9.375% due 05/01/2012 (a)	3,375,000	3,560,625
Whiting Petroleum Corp.
7.00% due 02/01/2014	6,500,000	6,483,750
7.25% due 05/01/2012 (a)	875,000	877,187

		30,218,960
Educational Services - 0.18%
Education Management LLC
8.75% due 06/01/2014	3,100,000	3,208,500
Electrical Utilities - 2.21%
AES China Generating Company
8.25% due 06/26/2010	125,000	125,203
AES Corp.
7.75% due 03/01/2014 (a)	2,955,000	3,117,525
8.75% due 05/15/2013	465,000	498,713
8.875% due 02/15/2011	4,215,000	4,520,588
9.00% due 05/15/2015	2,555,000	2,746,625
9.375% due 09/15/2010 (a)	5,100,000	5,539,875
9.50% due 06/01/2009	995,000	1,067,137
CMS Energy Corp.
8.50% due 04/15/2011	270,000	293,625
Edison Mission Energy
7.50% due 06/15/2013	665,000	694,925
7.75% due 06/15/2016	4,100,000	4,346,000
Midwest Generation LLC, Series B
8.56% due 01/02/2016	3,126,327	3,446,775
Mirant Americas Generation LLC
8.30% due 05/01/2011	6,896,000	7,068,400
8.50% due 10/01/2021	1,868,000	1,891,350
Orion Power Holdings, Inc.
12.00% due 05/01/2010	3,475,000	3,944,125
TECO Energy, Inc.
7.00% due 05/01/2012	25,000	26,312

		39,327,178
Electronics - 0.58%
L-3 Communications Corp.
7.625% due 06/15/2012	3,500,000	3,622,500

The accompanying notes are an integral part of the financial statements.

88

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Electronics (continued)
L-3 Communications Corp., Series B
6.375% due 10/15/2015		$ 6,752,000	$ 6,684,480

			10,306,980
Energy - 1.64%
Inergy, LP
6.875% due 12/15/2014		6,575,000	6,459,938
NRG Energy, Inc.
7.25% due 02/01/2014		2,800,000	2,821,000
7.375% due 02/01/2016		12,800,000	12,864,000
7.375% due 01/15/2017		2,530,000	2,542,650
Sonat, Inc.
7.625% due 07/15/2011		4,300,000	4,558,000

			29,245,588
Financial Services - 8.09%
BCP Crystal Holdings Corp.
9.625% due 06/15/2014		1,040,000	1,149,200
E*Trade Financial Corp.
7.375% due 09/15/2013		3,035,000	3,156,400
7.875% due 12/01/2015		3,205,000	3,405,313
El Paso Performance-Linked Trust
7.75% due 07/15/2011		2,845,000	3,008,588
Ford Motor Credit Company
7.00% due 10/01/2013 (a)		7,290,000	6,961,811
7.875% due 06/15/2010		1,000,000	1,008,306
8.00% due 12/15/2016		3,780,000	3,749,696
8.11% due 01/13/2012 (b)		1,840,000	1,823,291
9.875% due 08/10/2011		350,000	375,109
10.61% due 06/15/2011 (b)		8,957,000	9,560,818
General Motors Acceptance Corp.
6.875% due 08/28/2012		4,745,000	4,837,288
8.00% due 11/01/2031 (a)		26,130,000	29,999,017
Global Cash Access LLC
8.75% due 03/15/2012		2,198,000	2,307,900
iPCS, Inc.
11.50% due 05/01/2012		1,650,000	1,831,500
JSG Funding PLC
9.625% due 10/01/2012		4,265,000	4,520,900
10.125% due 10/01/2012	EUR	2,200,000	3,135,371
Nell AF SARL
8.375% due 08/15/2015 (a)	$ 5,055,000		5,194,013
TNK-BP Finance SA
7.50% due 07/18/2016		1,790,000	1,904,113
TRAINS HY-1-2006
7.548% due 05/01/2016 (a)		52,726,080	53,805,910
Ucar Finance, Inc.
10.25% due 02/15/2012		2,200,000	2,318,250

			144,052,794
Food & Beverages - 1.09%
Constellation Brands, Inc.
7.25% due 09/01/2016		3,925,000	4,032,938
Del Monte Corp.
6.75% due 02/15/2015		6,175,000	6,113,250
Dole Food Company, Inc.
7.25% due 06/15/2010 (a)		1,520,000	1,447,800

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Dole Food Company, Inc. (continued)
8.75% due 07/15/2013 (a)	$ 1,950,000	$ 1,891,500
8.875% due 03/15/2011 (a)	2,991,000	2,946,135
Nutro Products, Inc.
9.40% due 10/15/2013 (b)	650,000	672,750
10.75% due 04/15/2014	2,070,000	2,261,475

		19,365,848
Funeral Services - 0.15%
Service Corp. International
7.625% due 10/01/2018	1,690,000	1,791,400
7.875% due 02/01/2013	900,000	947,250

		2,738,650
Furniture & Fixtures - 0.81%
Norcraft Companies LP
9.00% due 11/01/2011	5,705,000	5,904,675
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	4,465,000	3,772,925
Sealy Mattress Company
8.25% due 06/15/2014 (a)	4,525,000	4,728,625

		14,406,225
Gas & Pipeline Utilities - 2.86%
Dynegy Holdings, Inc.
7.625% due 10/15/2026	500,000	485,000
8.375% due 05/01/2016 (a)	6,485,000	6,809,250
El Paso Corp.
7.375% due 12/15/2012 (a)	2,000,000	2,105,000
7.75% due 01/15/2032 (a)	5,425,000	5,940,375
7.80% due 08/01/2031	5,775,000	6,309,188
7.875% due 06/15/2012 (a)	5,175,000	5,550,188
El Paso Natural Gas
7.50% due 11/15/2026	70,000	77,875
El Paso Natural Gas, Series A
7.625% due 08/01/2010	165,000	172,425
Northwest Pipeline Corp.
7.00% due 06/15/2016	3,000,000	3,135,000
8.125% due 03/01/2010	460,000	478,975
Southern Natural Gas Company
8.00% due 03/01/2032	580,000	677,731
Transcontinental Gas Pipe Line Corp.
8.875% due 07/15/2012	4,400,000	4,972,000
Williams Companies, Inc.
7.125% due 09/01/2011	255,000	265,200
7.625% due 07/15/2019 (a)	575,000	615,250
7.875% due 09/01/2021	2,275,000	2,439,937
8.125% due 03/15/2012 (a)	615,000	665,737
8.75% due 03/15/2032	8,855,000	10,006,150
Williams Companies, Inc., Series A
7.50% due 01/15/2031	190,000	197,125

		50,902,406
Healthcare Products - 0.33%
Leiner Health Products, Inc.
11.00% due 06/01/2012 (a)	5,680,000	5,878,800

The accompanying notes are an integral part of the financial statements.

89

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Services - 1.39%
Davita, Inc.
6.625% due 03/15/2013	$ 135,000	$ 135,338
7.25% due 03/15/2015	7,570,000	7,721,400
Psychiatric Solutions, Inc.
7.75% due 07/15/2015 (a)	5,455,000	5,441,363
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015 (a)	365,000	281,050
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	10,955,000	11,091,937

		24,671,088

Holdings Companies/Conglomerates - 0.18%
Ashtead Capital, Inc.
9.00% due 08/15/2016	3,030,000	3,242,100

Homebuilders - 0.79%
Beazer Homes USA, Inc.
6.875% due 07/15/2015	100,000	98,000
8.125% due 06/15/2016 (a)	4,375,000	4,637,500
8.625% due 05/15/2011 (a)	340,000	350,200
K Hovnanian Enterprises, Inc.
6.25% due 01/15/2016	280,000	264,600
8.625% due 01/15/2017 (a)	8,150,000	8,679,750
Toll Corp.
8.25% due 12/01/2011 (a)	65,000	67,194

		14,097,244

Hotels & Restaurants - 1.04%
CCM Merger, Inc.
8.00% due 08/01/2013	3,305,000	3,230,637
El Pollo Loco, Inc.
11.75% due 11/15/2013	2,200,000	2,387,000
Hilton Hotels Corp.
7.625% due 12/01/2012 (a)	8,950,000	9,487,000
Park Place Entertainment Corp.
7.875% due 03/15/2010	2,510,000	2,616,675
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	835,000	838,411

		18,559,723

Industrial Machinery - 0.36%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	6,150,000	6,442,125

Insurance - 0.50%
Crum & Forster Holdings Corp.
10.375% due 06/15/2013 (a)	8,290,000	8,973,925

International Oil - 0.82%
Gaz Capital for Gazprom
6.212% due 11/22/2016	5,140,000	5,165,700
Gazprom OAO, Series A6
zero coupon, Step up to 6.375% on
08/06/2009 due 08/06/2009	49,800,000	1,906,646
OAO Gazprom, Series A7
6.79% due 10/29/2009	123,670,000	4,716,517
OAO Gazprom, Series A8
7.00% due 10/27/2011	41,220,000	1,570,480

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Pemex Project Funding Master Trust
9.125% due 10/13/2010	$ 1,150,000	$ 1,289,725

		14,649,068
Internet Content - 0.00%
PSINet, Inc.
11.00% due 08/01/2009 ^	922,835	9,228
PSINet, Inc., Series B
10.00% due 02/15/2049 ^	2,359,269	23,593

		32,821
Leisure Time - 5.99%
AMC Entertainment, Inc.
11.00% due 02/01/2016	9,825,000	11,028,563
Boyd Gaming Corp.
6.75% due 04/15/2014	6,875,000	6,857,813
7.75% due 12/15/2012	220,000	228,525
Caesars Entertainment, Inc.
7.00% due 04/15/2013	1,940,000	1,984,509
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	2,738,000	2,738,000
Harrah's Operating Company, Inc.
6.50% due 06/01/2016	5,690,000	5,094,542
Herbst Gaming, Inc.
7.00% due 11/15/2014	175,000	167,125
8.125% due 06/01/2012	3,700,000	3,774,000
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 (a)	6,308,000	6,812,640
Isle of Capri Casinos
7.00% due 03/01/2014	8,015,000	7,974,925
Las Vegas Sands Corp.
6.375% due 02/15/2015	3,900,000	3,778,125
MGM Mirage, Inc.
5.875% due 02/27/2014	1,025,000	948,125
6.625% due 07/15/2015	715,000	681,037
6.75% due 09/01/2012	4,025,000	3,964,625
7.625% due 01/15/2017	2,560,000	2,566,400
8.375% due 02/01/2011 (a)	3,850,000	3,994,375
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	2,525,000	2,531,312
7.125% due 08/15/2014	3,415,000	3,461,956
Park Place Entertainment Corp.
8.125% due 05/15/2011	10,000	10,462
8.875% due 09/15/2008	350,000	364,875
9.375% due 02/15/2007	1,800,000	1,804,500
Penn National Gaming, Inc.
6.75% due 03/01/2015	4,940,000	4,841,200
6.875% due 12/01/2011	2,250,000	2,266,875
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	1,975,000	1,994,750
8.75% due 10/01/2013 (a)	4,750,000	5,035,000
River Rock Entertainment Authority
9.75% due 11/01/2011	580,000	614,800
Seneca Gaming Corp.
7.25% due 05/01/2012	3,005,000	3,057,588
Station Casinos, Inc.
6.00% due 04/01/2012	400,000	379,500

The accompanying notes are an integral part of the financial statements.

90

John Hancock Trust

Portfolio of investments — December 31, 2006

(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Station Casinos, Inc. (continued)
6.50% due 02/01/2014	$ 2,340,000	$ 2,079,675
6.625% due 03/15/2018	2,067,000	1,772,453
6.875% due 03/01/2016	730,000	655,175
7.75% due 08/15/2016	6,273,000	6,320,047
Warner Music Group
7.375% due 04/15/2014	3,870,000	3,831,300
Wimar Opco LLC
9.625% due 12/15/2014	615,000	608,850
Wynn Las Vegas LLC
6.625% due 12/01/2014	2,500,000	2,484,375

		106,708,022
Manufacturing - 0.55%
Jacuzzi Brands, Inc.
9.625% due 07/01/2010	3,790,000	4,026,875
Koppers, Inc.
9.875% due 10/15/2013	5,220,000	5,676,750

		9,703,625
Medical-Hospitals - 3.51%
Community Health Systems, Inc.
6.50% due 12/15/2012 (a)	3,900,000	3,841,500
Genesis Healthcare Corp.
8.00% due 10/15/2013	5,325,000	5,551,312
HCA, Inc.
5.75% due 03/15/2014	210,000	174,300
6.25% due 02/15/2013	549,230	486,069
6.30% due 10/01/2012 (a)	780,000	713,700
6.375% due 01/15/2015	2,090,000	1,771,275
6.50% due 02/15/2016 (a)	4,665,000	3,930,263
7.50% due 12/15/2023	2,950,000	2,400,471
7.50% due 11/15/2095	2,510,000	1,887,816
7.69% due 06/15/2025 (a)	320,000	264,865
8.75% due 09/01/2010	2,840,000	2,960,700
9.25% due 11/15/2016	5,900,000	6,320,375
9.625% due 11/15/2016	5,515,000	5,928,625
Tenet Healthcare Corp.
6.875% due 11/15/2031	275,000	220,687
7.375% due 02/01/2013 (a)	4,599,000	4,225,331
9.25% due 02/01/2015 (b)	4,700,000	4,700,000
9.875% due 07/01/2014	13,125,000	13,354,687
Triad Hospitals, Inc.
7.00% due 11/15/2013	3,815,000	3,838,844

		62,570,820
Metal & Metal Products - 0.39%
Mueller Group, Inc.
10.00% due 05/01/2012	2,849,000	3,098,288
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	4,212,000	3,790,800

		6,889,088
Mining - 0.36%
Vale Overseas, Ltd.
6.875% due 11/21/2036	4,600,000	4,717,972

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Mining (continued)
Vale Overseas, Ltd. (continued)
8.25% due 01/17/2034 (a)	$ 1,347,000	$ 1,595,578

		6,313,550
Office Furnishings & Supplies - 0.21%
Interface, Inc.
9.50% due 02/01/2014	1,275,000	1,338,750
10.375% due 02/01/2010	2,225,000	2,458,625

		3,797,375
Paper - 1.45%
Appleton Papers, Inc.
8.125% due 06/15/2011 (a)	2,750,000	2,805,000
Appleton Papers, Inc., Series B
9.75% due 06/15/2014 (a)	5,190,000	5,345,700
NewPage Corp.
10.00% due 05/01/2012	1,640,000	1,730,200
11.6213% due 05/01/2012 (b)	7,280,000	7,862,400
12.00% due 05/01/2013 (a)	3,215,000	3,399,862
Smurfit Capital Funding PLC
7.50% due 11/20/2025	70,000	66,850
Verso Paper Holdings LLC
9.125% due 08/01/2014	1,195,000	1,245,788
11.375% due 08/01/2016	3,270,000	3,433,500

		25,889,300
Petroleum Services - 1.86%
Belden & Blake Corp.
8.75% due 07/15/2012	7,280,000	7,462,000
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	1,480,000	1,487,400
Complete Production Services, Inc.
8.00% due 12/15/2016	4,620,000	4,735,500
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	5,410,000	5,450,575
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	3,290,000	3,563,748
Pride International, Inc.
7.375% due 07/15/2014	1,680,000	1,734,600
SemGroup LP
8.75% due 11/15/2015	8,430,000	8,472,150
SESI LLC
6.875% due 06/01/2014 (a)	255,000	253,725

		33,159,698
Pharmaceuticals - 0.39%
Valeant Pharmaceuticals International
7.00% due 12/15/2011	7,140,000	6,854,400

Plastics - 0.10%
Milacron Escrow Corp.
11.50% due 05/15/2011	1,955,000	1,857,250

Publishing - 1.27%
Dex Media East LLC
12.125% due 11/15/2012	881,000	970,201
Dex Media West LLC
8.50% due 08/15/2010	300,000	311,625
9.875% due 08/15/2013	1,166,000	1,270,940

The accompanying notes are an integral part of the financial statements.

91

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013 (a)	$ 5,260,000	$ 4,694,550
8.00% due 11/15/2013	180,000	185,400
Dex Media, Inc., Series *
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	7,305,000	6,519,712
Idearc, Inc.
8.00% due 11/15/2016	4,510,000	4,594,563
Primedia, Inc.
8.875% due 05/15/2011 (a)	3,942,000	4,020,840

		22,567,831
Railroads & Equipment - 0.59%
Grupo Transportacion Ferroviaria Mexicana,
S.A. de C.V.
9.375% due 05/01/2012	6,870,000	7,333,725
12.50% due 06/15/2012	250,000	270,000
Kansas City Southern de Mexico S.A. de C.V.
7.625% due 12/01/2013	1,565,000	1,565,000
Kansas City Southern Railway Company
7.50% due 06/15/2009	1,360,000	1,371,900

		10,540,625
Real Estate - 1.48%
Ashton Woods USA
9.50% due 10/01/2015	2,095,000	1,906,450
Forest City Enterprises
7.625% due 06/01/2015	197,000	200,940
Host Marriott LP, REIT
6.375% due 03/15/2015	5,125,000	5,054,531
7.125% due 11/01/2013	6,645,000	6,794,513
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	2,775,000	2,778,469
Kimball Hill, Inc.
10.50% due 12/15/2012	3,170,000	2,963,950
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016 (a)	1,050,000	1,076,250
6.75% due 04/01/2017	4,040,000	4,171,300
7.125% due 06/01/2015	1,350,000	1,417,500

		26,363,903
Retail - 0.66%
Brookstone Company, Inc.
12.00% due 10/15/2012 (a)	1,755,000	1,715,512
Eye Care Centers of America
10.75% due 02/15/2015	2,302,000	2,526,445
Suburban Propane Partners LP
6.875% due 12/15/2013	7,735,000	7,580,300

		11,822,257
Retail Trade - 1.40%
American Greetings Corp.
7.375% due 06/01/2016	490,000	503,475
Blockbuster, Inc.
9.00% due 09/01/2012 (a)	3,745,000	3,623,288
FTD, Inc.
7.75% due 02/15/2014	3,160,000	3,163,950

High Yield Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Retail Trade (continued)
Linens 'n Things, Inc.
10.9988% due 01/15/2014 (a)(b)	$ 2,080,000	$ 2,017,600
Michael's Stores, Inc.
zero coupon, Step up to 13.00% on
11/1/2011 due 11/01/2016	1,440,000	781,200
Neiman Marcus Group, Inc.
9.00% due 10/15/2015	1,230,000	1,342,237
10.375% due 10/15/2015 (a)	8,249,000	9,177,012
Saks, Inc.
9.875% due 10/01/2011	875,000	975,625
Spectrum Brands, Inc.
7.375% due 02/01/2015 (a)	1,835,000	1,587,275
8.50% due 10/01/2013 (a)	1,860,000	1,739,100

		24,910,762
Sanitary Services - 0.74%
Allied Waste North America, Inc.
6.375% due 04/15/2011 (a)	950,000	938,125
7.25% due 03/15/2015 (a)	4,205,000	4,210,256
7.875% due 04/15/2013	1,545,000	1,593,281
8.50% due 12/01/2008	4,250,000	4,467,812
Allied Waste North America, Inc., Series B
7.375% due 04/15/2014	700,000	696,500
9.25% due 09/01/2012	1,233,000	1,310,063

		13,216,037
Semiconductors - 0.68%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	7,495,000	7,466,894
NXP BV/NXP Funding LLC
9.50% due 10/15/2015	1,125,000	1,153,125
NXP Funding LLC
7.875% due 10/15/2014	3,365,000	3,478,569

		12,098,588
Software - 0.43%
UGS Capital Corp. II
10.3481% due 06/01/2011 (b)	4,637,781	4,753,725
UGS Corp.
10.00% due 06/01/2012	2,715,000	2,959,350

		7,713,075
Steel - 1.20%
CitiSteel USA, Inc.
12.9494% due 09/01/2010 (b)	1,615,000	1,671,525
15.00% due 10/01/2010 (b)	1,260,000	1,423,800
Metals USA Holdings Corp.
11.365% due 01/15/2012 (b)	4,690,000	4,502,400
Metals USA, Inc.
11.125% due 12/01/2015	8,680,000	9,537,150
National Steel Corp., Series D
9.875% due 03/01/2009 ^	1,293,070	130,923
RathGibson, Inc.
11.25% due 02/15/2014	3,905,000	4,139,300

		21,405,098

The accompanying notes are an integral part of the financial statements.

92

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services - 4.79%
Citizens Communications Company
7.625% due 08/15/2008		$ 80,000	$ 82,800
7.875% due 01/15/2027		1,715,000	1,732,150
9.00% due 08/15/2031		3,335,000	3,618,475
9.25% due 05/15/2011		550,000	608,438
Hawaiian Telcom Communications, Inc., Series B
10.889% due 05/01/2013 (b)		1,635,000	1,635,000
12.50% due 05/01/2015 (a)		8,090,000	8,474,275
Inmarsat Finance PLC
7.625% due 06/30/2012		3,845,000	3,969,962
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016		4,925,000	5,294,375
11.25% due 06/15/2016		8,955,000	9,828,113
Intelsat, Ltd.
7.625% due 04/15/2012 (a)		5,885,000	5,487,762
Level 3 Communications, Inc.
11.50% due 03/01/2010 (a)		3,195,000	3,386,700
Level 3 Financing, Inc.
9.25% due 11/01/2014		3,050,000	3,107,187
11.80% due 03/15/2011 (b)		1,820,000	1,924,650
Lucent Technologies, Inc.
6.45% due 03/15/2029		4,975,000	4,589,438
Panamsat Corp.
9.00% due 08/15/2014		568,000	599,950
United States West Communications, Inc.
6.875% due 09/15/2033 (a)		22,810,000	21,783,550
Wind Acquisition Finance SA
10.75% due 12/01/2015		910,000	1,035,125
12.65% due 12/21/2011 (b)		8,000,000	8,105,040

			85,262,990
Telephone - 1.74%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028		935,000	841,500
Cincinnati Bell, Inc.
7.00% due 02/15/2015		5,490,000	5,496,862
8.375% due 01/15/2014 (a)		875,000	899,063
Nordic Telephone Company Holdings
8.875% due 05/01/2016		4,180,000	4,451,700
NTL Cable PLC
9.125% due 08/15/2016		5,660,000	5,978,375
Qwest Communications International, Inc.
7.50% due 02/15/2014		625,000	643,750
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		3,550,000	3,656,500
Telefonos de Mexico S.A. de C.V.
8.75% due 01/31/2016 (a)	MXN	11,000,000	1,066,849
Windstream Corp.
8.625% due 08/01/2016	$ 7,305,000		7,998,975

			31,033,574
Tobacco - 0.09%
Alliance One International, Inc.
11.00% due 05/15/2012		1,500,000	1,597,500

High Yield Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Transportation - 0.32%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014 (b)	$ 990,000		$ 1,009,800
IAP Worlwide Services, Inc.
15.11% due 06/30/2012 (b)		3,000,000	2,780,010
OMI Corp.
7.625% due 12/01/2013 (a)		1,850,000	1,891,625

			5,681,435

TOTAL CORPORATE BONDS (Cost $1,482,290,810)		$ 1,517,278,159

SHORT TERM INVESTMENTS - 19.49%
Bank Negara Malaysia Negotiable Note, Series 0635
3.46% due 01/11/2007	MYR	7,140,000	$ 2,020,734
Egypt Treasury Bill
zero coupon due 11/06/2007	EGP	53,575,000	8,679,257
Egypt Treasury Bill, Series 182
9.76% due 04/17/2007		11,700,000	1,951,055
Egypt Treasury Bill, Series 364
9.61% due 10/30/2007		42,350,000	6,869,756
9.616% due 10/30/2007		5,875,000	952,913
State Street Navigator Securities
Lending Prime Portfolio (c)	$ 326,523,332		326,523,332

TOTAL SHORT TERM INVESTMENTS
(Cost $346,831,934)		$ 346,997,047

REPURCHASE AGREEMENTS - 3.55%
Merrill Lynch Tri-Party Repurchase
Agreement dated 12/29/2006 at
5.210% to be repurchased at
$63,336,644 on 01/02/2007,
collateralized by $32,465,000
Federal Home Loan Mortgage
Corp., 5.05% due 01/26/2015
(valued at $33,288,078, including
interest) and $31,430,000 Federal
National Mortgage Association,
5.50% due 02/22/2011 (valued at
$32,594,656, including interest)	$ 63,300,000		$ 63,300,000

TOTAL REPURCHASE AGREEMENTS
(Cost $63,300,000)		$ 63,300,000

Total Investments (High Yield Trust)
(Cost $2,036,747,796) - 116.29%		$ 2,070,816,301
Liabilities in Excess of Other Assets - (16.29)%			(290,147,978)

TOTAL NET ASSETS - 100.00%		$ 1,780,668,323

Investment Quality Bond Trust
		Shares or
		Principal
		Amount	Value

U.S. TREASURY OBLIGATIONS - 24.19%
Treasury Inflation Protected
Securities (d) - 5.21%
1.875% due 07/15/2013	$ 10,275,089		$ 9,926,702

The accompanying notes are an integral part of the financial statements.

93

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
Treasury Inflation Protected
Securities (d) (continued)
2.375% due 04/15/2011 (a)	$ 12,151,597	$ 12,103,184

		22,029,886
U.S. Treasury Bonds - 9.13%
6.00% due 02/15/2026 (a)	350,000	396,949
6.25% due 08/15/2023 (a)	6,500,000	7,479,063
7.875% due 02/15/2021 (a)	6,486,000	8,446,497
8.125% due 08/15/2021 (a)	2,402,000	3,205,731
8.125% due 08/15/2019 (a)****	665,000	868,812
8.75% due 08/15/2020 (a)	9,950,000	13,755,875
8.875% due 08/15/2017 (a)	3,300,000	4,414,522

		38,567,449
U.S. Treasury Notes - 9.85%
4.25% due 08/15/2013 (a)	30,850,000	30,083,569
6.50% due 02/15/2010 (a)	11,000,000	11,558,593

		41,642,162

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $99,255,347)		$ 102,239,497

U.S. GOVERNMENT AGENCY OBLIGATIONS - 12.24%
Federal Home Loan Bank - 0.62%
5.80% due 09/02/2008	2,595,000	2,619,808

Federal Home Loan Mortgage Corp. - 1.86%
4.00% due 11/15/2019	864,735	778,045
5.75% due 03/15/2009	4,000,000	4,063,726
6.30% due 03/15/2023	31,234	31,263
6.50% due 04/01/2029 to 08/01/2034	212,601	216,899
6.625% due 09/15/2009	2,595,000	2,702,690
7.50% due 06/01/2010 to 05/01/2028	69,912	72,507

		7,865,130
Federal National Mortgage
Association - 8.99%
3.125% due 12/15/2007	3,459,000	3,391,968
4.682% due 05/01/2013	1,270,641	1,240,105
4.874% due 02/01/2013	2,288,104	2,254,828
5.00% due 03/01/2019 to 06/01/2019	10,749,943	10,580,171
5.25% due 04/15/2007	4,324,000	4,324,882
5.636% due 12/01/2011	1,437,248	1,459,832
5.885% due 11/01/2011	1,515,661	1,552,570
6.048% due 03/01/2012 to 05/01/2012	1,675,047	1,729,169
6.085% due 10/01/2011	981,612	1,006,879
6.28% due 04/01/2011	864,735	896,248
6.34% due 01/01/2008	209,205	209,371
6.43% due 01/01/2008	243,544	243,866
6.44% due 02/01/2011	2,998,899	3,114,667
6.46% due 06/01/2009	1,177,719	1,198,833
6.50% due 02/01/2036	281,354	286,659
6.625% due 09/15/2009	4,324,000	4,502,335
6.80% due 10/01/2007	25,349	25,355
7.00% due 06/01/2029	3,565	3,675

		38,021,413

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association - 0.64%
6.00% due 08/15/2008 to 04/15/2035	$ 718,161	$ 728,481
6.50% due 07/15/2008 to 02/15/2035	294,334	302,486
7.00% due 11/15/2031 to 07/15/2033	1,580,606	1,633,389
8.00% due 07/15/2030 to 10/15/2030	23,320	24,710

		2,689,066
Housing & Urban Development - 0.13%
7.498% due 08/01/2011	519,000	549,155

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $53,818,331)	$ 51,744,572

FOREIGN GOVERNMENT OBLIGATIONS - 0.28%
Mexico - 0.03%
Government of Mexico
6.75% due 09/27/2034	120,000	129,600

South Africa - 0.11%
Republic of South Africa
7.375% due 04/25/2012	442,000	475,150

Trinidad and Tobago - 0.14%
Republic of Trinidad & Tobago
9.75% due 07/01/2020	433,000	588,339

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $1,095,228)	$ 1,193,089

CORPORATE BONDS - 43.27%
Aerospace - 0.20%
Argo-Tech Corp.
9.25% due 06/01/2011	35,000	37,800
Northrop Grumman Corp.
7.875% due 03/01/2026	100,000	122,295
Raytheon Company
4.85% due 01/15/2011 (a)	692,000	680,772

		840,867
Agriculture - 0.51%
Archer-Daniels-Midland Company
6.75% due 12/15/2027	865,000	959,385
Bunge Limited Finance Corp.
5.10% due 07/15/2015	256,000	238,404
Case New Holland, Inc.
9.25% due 08/01/2011	83,000	87,876
Monsanto Company
5.50% due 08/15/2025	865,000	823,280
Mosaic Company
7.375% due 12/01/2014	25,000	25,656
7.625% due 12/01/2016	20,000	20,725

		2,155,326
Air Travel - 0.52%
American Airlines
3.857% due 07/09/2010	159,510	154,725
Continental Airlines, Inc., Series 974A
6.90% due 01/02/2018	803,949	829,525

The accompanying notes are an integral part of the financial statements.

94

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Air Travel (continued)
Continental Airlines, Inc., Series 981A
6.648% due 09/15/2017	$ 639,189	$ 663,159
Continental Airlines, Inc., Series ERJ1
9.798% due 04/01/2021	19,085	20,898
Southwest Airlines Company
5.25% due 10/01/2014	221,000	213,474
5.75% due 12/15/2016	300,000	293,990

		2,175,771
Aluminum - 0.24%
Alcan Aluminum, Ltd.
6.125% due 12/15/2033	173,000	171,080
6.45% due 03/15/2011	81,000	83,841
Alcoa, Inc.
6.75% due 01/15/2028	692,000	766,779

		1,021,700
Auto Parts - 0.02%
Tenneco Automotive, Inc., Series B
10.25% due 07/15/2013	9,000	9,855
TRW Automotive, Inc.
11.00% due 02/15/2013	18,000	19,733
United Rentals North America, Inc.
6.50% due 02/15/2012	70,000	69,125

		98,713
Automobiles - 0.48%
Chrysler Corp.
7.45% due 02/01/2097	865,000	873,118
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008	995,000	985,927
Ford Motor Company
7.45% due 07/16/2031 (a)	65,000	51,025
General Motors Corp.
8.375% due 07/15/2033	111,000	102,675

		2,012,745
Banking - 5.16%
American Express Centurion Bank
4.375% due 07/30/2009	500,000	491,025
Bank of America Corp.
4.375% due 12/01/2010	1,514,000	1,471,555
5.42% due 03/15/2017	1,200,000	1,190,706
BB & T Corp.
4.90% due 06/30/2017	593,000	560,848
Chase Manhattan Corp.
7.00% due 11/15/2009	865,000	905,515
China Development Bank
5.00% due 10/15/2015 (a)	600,000	583,838
Citicorp
6.375% due 11/15/2008	519,000	528,965
First Massachusetts Bank NA
7.625% due 06/15/2011	1,000,000	1,087,123
First Republic Bank of San Francisco
7.75% due 09/15/2012	714,000	786,078
First Union National Bank
6.919% due 12/15/2036	500,000	563,439
7.80% due 08/18/2010	1,500,000	1,613,478

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
Frost National Bank
6.875% due 08/01/2011	$ 865,000	$ 916,064
HBOS PLC
6.00% due 11/01/2033	710,000	725,714
Huntington National Bank
4.90% due 01/15/2014	500,000	477,389
National Australia Bank, Ltd.
8.60% due 05/19/2010	152,000	167,609
National City Corp.
6.875% due 05/15/2019	865,000	952,609
NBD Bancorp
8.25% due 11/01/2024	1,730,000	2,138,126
Regions Financial Corp.
7.00% due 03/01/2011	83,000	88,176
Republic New York Corp.
9.50% due 04/15/2014	865,000	1,058,775
Royal Bank of Scotland Group PLC
6.40% due 04/01/2009	2,379,000	2,453,103
RSHB Capital S.A.
7.175% due 05/16/2013	750,000	788,467
Sanwa Bank Ltd., New York Branch
7.40% due 06/15/2011	450,000	486,163
Sovereign Bancorp, Inc.
4.80% due 09/01/2010	195,000	190,811
VTB Capital SA
6.25% due 07/02/2035	500,000	510,000
Wells Fargo Bank NA
7.55% due 06/21/2010	1,000,000	1,071,790

		21,807,366
Broadcasting - 0.97%
CanWest Media, Inc.
8.00% due 09/15/2012	40,000	41,750
Clear Channel Communications, Inc.
7.65% due 09/15/2010	1,200,000	1,256,347
Comcast Cable Communications
8.50% due 05/01/2027	1,211,000	1,487,390
CSC Holdings, Inc.
7.625% due 07/15/2018	44,000	42,845
Liberty Media Corp.
5.70% due 05/15/2013	26,000	24,496
7.75% due 07/15/2009	285,000	295,774
7.875% due 07/15/2009	31,000	32,327
8.25% due 02/01/2030	18,000	17,644
News America Holdings, Inc.
7.75% due 01/20/2024 (a)	822,000	917,198

		4,115,771
Building Materials & Construction - 0.56%
American Standard, Inc.
7.375% due 02/01/2008	390,000	396,480
Lowe's Companies, Inc.
6.50% due 03/15/2029	952,000	1,017,422
SCL Terminal Aereo Santiago
6.95% due 07/01/2012	952,214	967,773

		2,381,675

The accompanying notes are an integral part of the financial statements.

95

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services - 0.31%
FedEx Corp., Series 981A
6.72% due 01/15/2022	$ 1,010,780	$ 1,082,697
Invensys PLC
9.875% due 03/15/2011 (a)	9,000	9,653
Sungard Data Systems, Inc.
9.125% due 08/15/2013	62,000	65,100
10.25% due 08/15/2015	26,000	27,755
West Corp.
11.00% due 10/15/2016 (a)	30,000	30,375
Xerox Corp.
7.20% due 04/01/2016	100,000	106,875

		1,322,455
Cable and Television - 1.45%
Cablevision Systems Corp., Series B
8.00% due 04/15/2012	87,000	85,478
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015	25,000	25,656
Cox Communications, Inc.
7.125% due 10/01/2012	532,000	567,148
Cox Enterprises, Inc.
4.375% due 05/01/2008	411,000	403,883
LIN Television Corp., Series B
6.50% due 05/15/2013	18,000	17,145
Mediacom Broadband LLC
8.50% due 10/15/2015	30,000	30,375
8.50% due 10/15/2015	48,000	48,600
Mediacom LLC/Mediacom Capital Corp.
9.50% due 01/15/2013	26,000	26,780
Quebecor Media, Inc.
7.75% due 03/15/2016	55,000	56,169
Rogers Cable, Inc.
6.25% due 06/15/2013	400,000	403,000
Shaw Communications, Inc.
8.25% due 04/11/2010	31,000	32,937
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	39,000	40,267
TCI Communications, Inc.
8.75% due 08/01/2015	692,000	818,487
Time Warner, Inc.
7.25% due 10/15/2017 (a)	390,000	426,030
7.70% due 05/01/2032	1,298,000	1,464,524
Viacom, Inc.
6.25% due 04/30/2016	857,000	851,064
7.875% due 07/30/2030	800,000	838,343

		6,135,886
Cellular Communications - 0.75%
American Cellular Corp.
10.00% due 08/01/2011	44,000	46,530
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	606,000	661,005
8.75% due 03/01/2031	433,000	562,712
Cingular Wireless LLC
7.125% due 12/15/2031	433,000	479,657

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Cingular Wireless Services, Inc.
8.125% due 05/01/2012	$ 364,000	$ 409,598
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011	35,000	36,881
Rogers Wireless, Inc.
9.625% due 05/01/2011	178,000	202,030
Vodafone Group PLC
7.75% due 02/15/2010	714,000	760,898

		3,159,311

Chemicals - 0.43%
Agrium, Inc.
7.125% due 05/23/2036	750,000	790,136
Dow Chemical Company
5.75% due 12/15/2008	346,000	348,727
6.00% due 10/01/2012	346,000	355,500
Equistar Chemicals LP
10.625% due 05/01/2011	52,000	55,380
Georgia Gulf Corp.
9.50% due 10/15/2014	95,000	92,625
IMC Global, Inc.
7.30% due 01/15/2028	22,000	20,240
Lyondell Chemical Company
8.00% due 09/15/2014	55,000	57,062
Methanex Corp.
8.75% due 08/15/2012	26,000	28,275
Millennium America, Inc.
9.25% due 06/15/2008	31,000	31,930
Nalco Company
7.75% due 11/15/2011	31,000	31,697

		1,811,572

Coal - 0.09%
Peabody Energy Corp.
6.875% due 03/15/2013	74,000	75,850
7.375% due 11/01/2016	290,000	308,850

		384,700

Commercial Services - 0.02%
Rental Service Corp.
9.50% due 12/01/2014	75,000	77,438

Containers & Glass - 0.03%
Crown Americas LLC
7.625% due 11/15/2013	15,000	15,450
7.75% due 11/15/2015	15,000	15,562
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	109,000	112,679

		143,691

Correctional Facilities - 0.07%
Corrections Corp. of America
6.75% due 01/31/2014	300,000	303,000

Crude Petroleum & Natural Gas - 0.25%
Burlington Resources Finance Company
7.40% due 12/01/2031	541,000	648,594
Chesapeake Energy Corp.
6.50% due 08/15/2017	65,000	63,537

The accompanying notes are an integral part of the financial statements.

96

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
Chesapeake Energy Corp. (continued)
6.625% due 01/15/2016	$ 298,000	$ 296,137
6.875% due 01/15/2016	5,000	5,044
7.50% due 09/15/2013	22,000	22,908
PetroHawk Energy Corp.
9.125% due 07/15/2013	35,000	36,750

		1,072,970

Domestic Oil - 0.48%
Delta Petroleum Corp.
7.00% due 04/01/2015	35,000	32,375
Devon Financing Corp., ULC
6.875% due 09/30/2011	425,000	449,403
Exco Resources, Inc.
7.25% due 01/15/2011	26,000	26,390
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	17,000	17,871
Motiva Enterprises LLC
5.20% due 09/15/2012	952,000	940,070
Valero Energy Corp.
8.75% due 06/15/2030	403,000	508,465
Whiting Petroleum Corp.
7.00% due 02/01/2014	22,000	21,945
7.25% due 05/01/2013	22,000	22,055

		2,018,574

Drugs & Health Care - 0.07%
Allegiance Corp.
7.00% due 10/15/2026	87,000	93,002
Biovail Corp.
7.875% due 04/01/2010	65,000	66,381
Rite Aid Corp.
8.125% due 05/01/2010	117,000	119,486

		278,869

Electrical Equipment - 0.13%
Exelon Generation Company LLC
5.35% due 01/15/2014	563,000	551,453

Electrical Utilities - 3.54%
Abu Dhabi National Energy Company
5.875% due 10/27/2016	500,000	503,544
AES Corp.
9.00% due 05/15/2015	96,000	103,200
Alabama Power Company
5.875% due 12/01/2022	407,000	411,595
Arizona Public Service Company
6.375% due 10/15/2011	865,000	887,792
Avista Corp.
9.75% due 06/01/2008	113,000	118,468
Baltimore Gas & Electric Company
6.35% due 10/01/2036	250,000	255,206
Carolina Power & Light Company
6.50% due 07/15/2012	1,254,000	1,314,024
CMS Energy Corp.
8.50% due 04/15/2011	26,000	28,275

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electrical Utilities (continued)
Commonwealth Edison Company
6.15% due 03/15/2012	$ 273,000	$ 278,380
Duke Energy Corp.
5.375% due 01/01/2009	865,000	863,239
Dynegy Holdings, Inc.
7.125% due 05/15/2018	35,000	34,125
Edison Mission Energy
7.75% due 06/15/2016	30,000	31,800
Georgia Power Company
5.25% due 12/15/2015	250,000	247,219
Midwest Generation LLC
8.75% due 05/01/2034	39,000	42,315
Nevada Power Company
9.00% due 08/15/2013	20,000	21,599
New York State Electric & Gas Corp.
5.75% due 05/01/2023	476,000	455,804
Northern States Power Company
6.50% due 03/01/2028	433,000	468,794
NSTAR
8.00% due 02/15/2010	1,730,000	1,859,439
Ohio Edison Company
4.00% due 05/01/2008	728,000	714,445
Old Dominion Electric Cooperative
6.25% due 06/01/2011	904,000	935,522
Oncor Electric Delivery Company
6.375% due 05/01/2012	532,000	547,643
Pacificorp
6.375% due 05/15/2008	865,000	874,867
Pacificorp Australia LLC
6.15% due 01/15/2008	714,000	718,447
PSEG Power LLC
8.625% due 04/15/2031	511,000	652,719
Puget Sound Energy, Inc.
7.00% due 03/09/2029	346,000	379,682
Reliant Energy, Inc.
6.75% due 12/15/2014	71,000	69,403
Southern California Edison Company
6.00% due 01/15/2034 (a)	649,000	661,680
TECO Energy, Inc.
6.75% due 05/01/2015 (a)	13,000	13,585
7.00% due 05/01/2012	5,000	5,262
TXU Corp., Series O
4.80% due 11/15/2009	476,000	464,547
TXU Corp., Series P
5.55% due 11/15/2014 (a)	109,000	103,478
Wisconsin Electric Power Company
6.50% due 06/01/2028	606,000	652,531
Wisconsin Energy Corp.
6.20% due 04/01/2033	217,000	219,939

		14,938,568

Electronics - 0.15%
Avnet, Inc.
6.625% due 09/15/2016	600,000	616,981

The accompanying notes are an integral part of the financial statements.

97

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Electronics (continued)
L-3 Communications Corp., Series B
6.375% due 10/15/2015	$ 25,000	$ 24,750

		641,731
Energy - 0.47%
Aquila, Inc.
9.95 due 02/01/2011	70,000	76,671
11.875% due 07/01/2012	30,000	39,150
Midamerican Funding LLC
6.75% due 03/01/2011	865,000	908,098
Mirant North America LLC
7.375% due 12/31/2013	65,000	65,975
NRG Energy, Inc.
7.25% due 02/01/2014	35,000	35,262
7.375% due 02/01/2016	80,000	80,400
7.375% due 01/15/2017	25,000	25,125
PPL Energy Supply LLC
6.20% due 05/15/2016	750,000	770,935

		2,001,616
Financial Services - 7.15%
American Financial Group, Inc.
7.125% due 04/15/2009	295,000	304,026
American General Finance Corp.
5.375% due 10/01/2012	346,000	345,041
Amerus Capital I
8.85% due 02/01/2027	649,000	679,535
Arch Western Finance LLC
6.75% due 07/01/2013	69,000	68,483
Associates Corp. of North America
8.55% due 07/15/2009	519,000	558,899
Beneficial Corp.
8.40% due 05/15/2008	303,000	314,847
BTM (Curacao) Holdings NV
4.76% due 07/21/2015 (b)	480,000	466,908
CIT Group, Inc.
5.60% due 04/27/2011	750,000	757,294
Citigroup, Inc.
4.875% due 05/07/2015	1,989,000	1,915,664
Credit Suisse First Boston USA, Inc.
6.125% due 11/15/2011	1,125,000	1,164,884
E*Trade Financial Corp.
7.375% due 09/15/2013	13,000	13,520
8.00% due 06/15/2011	22,000	22,990
Equitable Companies, Inc.
7.00% due 04/01/2028	865,000	973,603
Erac USA Finance Company
8.00% due 01/15/2011	1,816,000	1,980,373
Farmers Exchange Capital
7.05% due 07/15/2028	425,000	443,502
Ford Motor Credit Company
6.625% due 06/16/2008	40,000	39,973
7.00% due 10/01/2013 (a)	119,000	113,643
General Electric Capital Corp.
6.125% due 02/22/2011	433,000	447,593
6.75% due 03/15/2032	2,141,000	2,452,040

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
General Motors Acceptance Corp.
6.875% due 09/15/2011	$ 865,000	$ 887,229
8.00% due 11/01/2031 (a)	135,000	154,989
Goldman Sachs Group, Inc.
6.125% due 02/15/2033	826,000	841,663
6.875% due 01/15/2011	692,000	732,531
Household Finance Corp.
6.375% due 11/27/2012	705,000	742,350
7.00% due 05/15/2012	852,000	918,614
John Deere Capital Corp.
7.00% due 03/15/2012	346,000	370,267
JP Morgan Chase Capital XV
5.875% due 03/15/2035	433,000	423,050
Lehman Brothers Holdings, Inc.
4.375% due 11/30/2010	433,000	418,796
Manufacturers & Traders Trust Company
5.585% due 12/28/2020 (b)	1,411,000	1,400,869
Mizuho Financial Group, Cayman
5.79% due 04/15/2014	779,000	783,568
Morgan Stanley
4.75% due 04/01/2014 (a)	649,000	620,526
6.75% due 04/15/2011	684,000	722,969
Morgan Stanley Dean Witter
6.60% due 04/01/2012	865,000	913,510
Nationwide Financial Services, Inc.
6.25% due 11/15/2011	614,000	634,650
Pemex Finance, Ltd.
8.875% due 11/15/2010	563,000	603,733
Sun Canada Financial Company
7.25% due 12/15/2015	1,471,000	1,592,824
Sunamerica, Inc.
8.125% due 04/28/2023	865,000	1,072,757
TIAA Global Markets
4.125% due 11/15/2007	640,000	633,061
UFJ Finance Aruba AEC
6.75% due 07/15/2013	714,000	761,959
United States Bancorp Oregon
7.50% due 06/01/2026	1,624,000	1,935,482

		30,228,215
Food & Beverages - 1.03%
Cia Brasileira de Bebidas
8.75% due 09/15/2013	1,254,000	1,460,910
Constellation Brands, Inc.
7.25% due 09/01/2016	35,000	35,963
General Mills, Inc.
6.00% due 02/15/2012	237,000	242,761
Kraft Foods, Inc.
5.625% due 11/01/2011	390,000	394,145
6.50% due 11/01/2031	1,064,000	1,146,542
Molson Coors Capital Financial
4.85% due 09/22/2010	113,000	110,737
Pepsi Bottling Group, Inc., Series B
7.00% due 03/01/2029	433,000	494,939

The accompanying notes are an integral part of the financial statements.

98

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Tricon Global Restaurants, Inc.
7.65% due 05/15/2008	$ 463,000	$ 475,965

		4,361,962
Forest Products - 0.24%
Weyerhaeuser Company
6.75% due 03/15/2012	692,000	725,744
7.95% due 03/15/2025	260,000	280,334

		1,006,078
Funeral Services - 0.02%
Carriage Services, Inc.
7.875% due 01/15/2015	25,000	24,438
Service Corp. International
6.75% due 04/01/2016	5,000	4,975
7.00% due 06/15/2017	25,000	25,312
7.375% due 10/01/2014	20,000	20,900
7.625% due 10/01/2018	20,000	21,200

		96,825
Gas & Pipeline Utilities - 0.89%
Colorado Interstate Gas Company
5.95% due 03/15/2015	5,000	4,933
Dynegy Holdings, Inc.
8.375% due 05/01/2016	50,000	52,500
El Paso Production Holding Company
7.75% due 06/01/2013	35,000	36,619
Kinder Morgan Energy Partners LP
7.125% due 03/15/2012	692,000	734,597
National Gas Company
6.05% due 01/15/2036	885,000	863,138
Northern Border Partners, LP
7.10% due 03/15/2011	865,000	909,385
Praxair, Inc.
6.50% due 03/01/2008	524,000	530,901
Qatar Gas Transport Company, Ltd.
6.067% due 12/31/2033	450,000	446,598
Tennessee Gas Pipeline Company
8.375% due 06/15/2032 (a)	35,000	42,532
Williams Companies, Inc.
7.125% due 09/01/2011	87,000	90,480
7.625% due 07/15/2019	5,000	5,350
7.875% due 09/01/2021	9,000	9,653
8.125% due 03/15/2012	34,000	36,805

		3,763,491
Healthcare Products - 0.02%
CDRV Investors, Inc.
zero coupon, Step up to 9.625% on
01/01/2010 due 01/01/2015	87,000	67,425

Healthcare Services - 0.16%
Davita, Inc.
6.625% due 03/15/2013	13,000	13,033
7.25% due 03/15/2015	13,000	13,260
Insight Health Services Corp.
9.174% due 11/01/2011	60,000	50,400

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Healthcare Services (continued)
WellPoint, Inc.
5.00% due 01/15/2011	$ 605,000	$ 597,617

		674,310

Homebuilders - 0.68%
Centex Corp.
7.875% due 02/01/2011	865,000	932,501
D.R. Horton, Inc.
6.50% due 04/15/2016	375,000	377,286
7.875% due 08/15/2011	500,000	537,249
9.75% due 09/15/2010 (a)	91,000	100,409
KB Home
6.25% due 06/15/2015	35,000	32,695
6.375% due 08/15/2011	5,000	4,920
Pulte Homes, Inc.
8.125% due 03/01/2011	805,000	868,559

		2,853,619

Hotels & Restaurants - 0.26%
Buffalo Thunder Development Authority
9.375% due 12/15/2014	85,000	86,275
Marriott International, Inc.
4.625% due 06/15/2012	822,000	778,763
Riviera Holdings Corp.
11.00% due 06/15/2010	65,000	68,900
Wyndham Worldwide Corp.
6.00% due 12/01/2016	185,000	180,836

		1,114,774

Household Products - 0.26%
Procter & Gamble, Series A
9.36% due 01/01/2021	886,158	1,109,886

Industrials - 0.00%
Goodman Global Holding Company, Inc.
7.875% due 12/15/2012 (a)	5,000	4,913

Insurance - 5.51%
AAG Holding Company, Inc.
6.875% due 06/01/2008	1,479,000	1,494,198
ACE Capital Trust II
9.70% due 04/01/2030	627,000	859,557
Aetna, Inc.
6.00% due 06/15/2016	750,000	772,771
Allied World Assurance Holdings, Ltd.
7.50% due 08/01/2016	485,000	520,515
Allstate Corp.
5.55% due 05/09/2035	606,000	582,782
Cigna Corp.
7.875% due 05/15/2027	74,000	87,319
Citizens Property Insurance Corp.
7.125% due 02/25/2019	3,217,000	3,687,779
Dai Ichi Mutual Life Insurance Company
5.73% due 03/17/2014	700,000	696,755
Equitable Life Assurance Society
7.70% due 12/01/2015	680,000	774,001
Everest Reinsurance Holdings, Inc.
8.75% due 03/15/2010	596,000	649,648

The accompanying notes are an integral part of the financial statements.

99

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance (continued)
Fidelity National Title Group, Inc.
7.30% due 08/15/2011	$ 519,000	$ 544,966
Hartford Financial Services Group, Inc.
5.95% due 10/15/2036	195,000	195,787
7.90% due 06/15/2010	173,000	186,512
Jackson National Life Insurance Company
8.15% due 03/15/2027	1,298,000	1,608,765
Liberty Mutual Insurance Company
7.697% due 10/15/2097	1,846,000	1,889,075
MetLife, Inc.
5.70% due 06/15/2035	692,000	676,247
Metropolitan Life Global Mountain
4.25% due 07/30/2009	500,000	488,026
Nationwide Mutual Insurance Company
8.25% due 12/01/2031	865,000	1,060,389
Navigators Group, Inc.
7.00% due 05/01/2016	204,000	208,592
New York Life Insurance Company
5.875% due 05/15/2033	265,000	270,536
Ohio National Life Insurance Company
8.50% due 05/15/2026	995,000	1,170,069
Premium Asset Trust
4.125% due 03/12/2009	563,000	529,220
Principal Life Global Funding I
6.125% due 10/15/2033	697,000	723,658
Prudential Financial
7.65% due 07/01/2007	650,000	657,513
Reinsurance Group of America, Inc.
6.75% due 12/15/2011	865,000	907,976
Safeco Corp.
4.875% due 02/01/2010	368,000	364,004
7.25% due 09/01/2012	116,000	125,383
The St. Paul Companies, Inc.
5.50% due 12/01/2015	135,000	134,480
5.75% due 03/15/2007	368,000	368,367
W.R. Berkley Corp.
5.125% due 09/30/2010	346,000	341,300
5.60% due 05/15/2015	727,000	714,114

		23,290,304
International Oil - 0.43%
Canadian Natural Resources, Ltd.
6.45% due 06/30/2033	238,000	238,147
Canadian Oil Sands
7.90% due 09/01/2021	865,000	1,009,260
Newfield Exploration Company
6.625% due 04/15/2016	25,000	24,875
Pemex Project Funding Master Trust
9.125% due 10/13/2010	450,000	504,675
Pioneer Natural Resources Company
6.875% due 05/01/2018	35,000	34,045

		1,811,002
Leisure Time - 0.33%
AMC Entertainment, Inc.
11.00% due 02/01/2016	40,000	44,900

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time (continued)
Aztar Corp.
9.00% due 08/15/2011	$ 26,000	$ 27,267
Harrah's Operating Company, Inc.
6.50% due 06/01/2016	700,000	626,745
Majestic Star Casino LLC
9.75% due 01/15/2011	65,000	64,350
Mandalay Resort Group
10.25% due 08/01/2007	48,000	49,140
MGM Mirage, Inc.
6.00% due 10/01/2009	300,000	299,250
Movie Gallery, Inc.
11.00% due 05/01/2012 (a)	18,000	13,860
OED Corp./ Diamond Jo
8.75% due 04/15/2012	10,000	9,900
Park Place Entertainment Corp.
8.125% due 05/15/2011	156,000	163,215
Station Casinos, Inc.
6.00% due 04/01/2012	35,000	33,206
6.875% due 03/01/2016	14,000	12,565
Wynn Las Vegas LLC
6.625% due 12/01/2014	61,000	60,619

		1,405,017
Life Sciences - 0.01%
Fisher Scientific International, Inc.
6.125% due 07/01/2015	31,000	30,647
6.75% due 08/15/2014	9,000	9,176

		39,823
Manufacturing - 0.40%
Siemens Financierings NV
5.75% due 10/17/2016	975,000	988,153
Tyco International Group SA
6.75% due 02/15/2011	670,000	706,449

		1,694,602
Medical-Hospitals - 0.20%
HCA, Inc.
6.375% due 01/15/2015	15,000	12,713
7.875% due 02/01/2011	130,000	130,325
9.625% due 11/15/2016	80,000	86,000
Quest Diagnostics, Inc.
5.45% due 11/01/2015	450,000	434,385
Tenet Healthcare Corp.
6.50% due 06/01/2012	15,000	13,575
9.875% due 07/01/2014	120,000	122,100
Triad Hospitals, Inc.
7.00% due 05/15/2012	31,000	31,542

		830,640
Metal & Metal Products - 0.06%
FastenTech, Inc.
11.50% due 05/01/2011	25,000	26,156
Inco, Ltd.
5.70% due 10/15/2015	217,000	212,440
Novelis, Inc.
7.25% due 02/15/2015	22,000	21,285

		259,881

The accompanying notes are an integral part of the financial statements.

100

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Mining - 0.15%
Corporacion Nacional Del Cobre de Chile -
CODELCO
6.375% due 11/30/2012	$ 615,000	$ 641,960
Newspapers - 0.20%
News America Holdings, Inc.
9.25% due 02/01/2013	701,000	822,533
Office Furnishings & Supplies - 0.01%
IKON Office Solutions, Inc.
7.75% due 09/15/2015	35,000	36,663

Paper - 0.24%
Bowater Canada Finance Corp.
7.95% due 11/15/2011 (a)	74,000	72,520
Georgia-Pacific Corp.
7.00% due 01/15/2015	120,000	119,700
8.00% due 01/15/2024	18,000	18,270
Temple-Inland, Inc.
6.625% due 01/15/2018	500,000	518,477
Willamette Industries, Inc.
7.00% due 02/01/2018	260,000	267,856

		996,823

Petroleum Services - 0.40%
Baker Hughes, Inc.
6.875% due 01/15/2029 (a)	173,000	191,365
Halliburton Company
5.50% due 10/15/2010	593,000	591,946
Noram Energy Corp.
6.50% due 02/01/2008	492,000	495,888
Petroleum Export, Ltd.
5.265% due 06/15/2011	396,649	385,848
Pride International, Inc.
7.375% due 07/15/2014	35,000	36,138

		1,701,185

Pharmaceuticals - 0.41%
Athena Neurosciences, Inc.
7.25% due 02/21/2008	22,000	22,440
Elan Finance PLC
7.75% due 11/15/2011	75,000	73,219
Mylan Laboratories, Inc.
5.75% due 08/15/2010	5,000	4,987
6.375% due 08/15/2015	26,000	25,740
Omnicare, Inc.
6.75% due 12/15/2013	20,000	19,750
6.875% due 12/15/2015	30,000	29,625
Schering Plough Corp.
5.55% due 12/01/2013	545,000	546,579
6.75% due 12/01/2033 (b)	926,000	1,004,362

		1,726,702

Publishing - 0.22%
Dex Media East LLC
12.125% due 11/15/2012	26,000	28,633
Dex Media, Inc.
zero coupon, Step up to 9.00% on
11/15/2008 due 11/15/2013	48,000	42,840
8.00% due 11/15/2013	55,000	56,650

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
E.W. Scripps Company
6.625% due 10/15/2007	$ 433,000	$ 434,345
Idearc, Inc.
8.00% due 11/15/2016	155,000	157,906
Scholastic Corp.
5.00% due 04/15/2013 (a)	230,000	204,050

		924,424
Railroads & Equipment - 0.12%
Canadian National Railway Company
7.375% due 10/15/2031	433,000	522,986

Real Estate - 3.64%
AMB Property LP, REIT
5.45% due 12/01/2010	255,000	255,259
7.50% due 06/30/2018	364,000	404,054
Archstone-Smith Trust, REIT
5.75% due 03/15/2016	925,000	936,914
AvalonBay Communities, Inc., REIT
5.50% due 01/15/2012	800,000	804,860
Developers Diversified Realty Corp., REIT
5.375% due 10/15/2012	822,000	814,111
Duke Realty Corp. LP, REIT
5.25% due 01/15/2010	480,000	477,631
ERP Operating LP, REIT
5.125% due 03/15/2016	649,000	630,294
5.375% due 08/01/2016	425,000	420,558
Health Care Property Investors, Inc., REIT
5.65% due 12/15/2013	750,000	739,891
7.072 due 06/08/2015 (b)	433,000	454,595
Healthcare Realty Trust, Inc., REIT
8.125% due 05/01/2011	1,298,000	1,407,776
Host Hotels & Resorts LP, REIT
6.875% due 11/01/2014	15,000	15,187
Kimco Realty Corp., REIT
5.584% due 11/23/2015	410,000	407,375
Liberty Property LP, REIT
7.25% due 03/15/2011	1,298,000	1,381,960
ProLogis, REIT
5.625% due 11/15/2015	600,000	597,043
Realty Income Corp., REIT
5.375% due 09/15/2017	390,000	375,387
Reckson Operating Partnership, REIT
6.00% due 03/31/2016	725,000	707,550
Regency Centers LP, REIT
7.95% due 01/15/2011	606,000	656,617
Rouse Company LP, REIT
6.75% due 05/01/2013	40,000	40,170
Simon Property Group LP, REIT
5.10% due 06/15/2015	346,000	336,509
5.75% due 12/01/2015	600,000	608,731
Spieker Properties LP, REIT
7.25% due 05/01/2009	390,000	408,672
United Dominion Realty Trust, Inc., REIT
5.25% due 01/15/2016 (a)	433,000	416,685
6.05% due 06/01/2013	950,000	961,429

The accompanying notes are an integral part of the financial statements.

101

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Real Estate (continued)
Ventas Realty LP, REIT
6.625% due 10/15/2014	$ 300,000	$ 306,750
6.75% due 06/01/2010	13,000	13,390
Ventas Realty LP/Ventas Capital Corp., REIT
7.125% due 06/01/2015	22,000	23,100
Westfield Group
5.40% due 10/01/2012	800,000	795,363

		15,397,861

Retail - 0.16%
CVS Corp.
6.125% due 08/15/2016	650,000	669,297

Retail Grocery - 0.18%
Delhaize America, Inc.
9.00% due 04/15/2031	13,000	15,435
Kroger Company
6.75% due 04/15/2012	671,000	704,092
Pathmark Stores, Inc.
8.75% due 02/01/2012	57,000	57,071

		776,598

Retail Trade - 0.43%
Federated Department Stores, Inc.
6.90% due 04/01/2029 (a)	519,000	525,429
Lazy Days RV Center, Inc.
11.75% due 05/15/2012	57,000	54,435
Neff Corp.
11.25% due 06/15/2012	35,000	38,150
Target Corp.
6.35% due 01/15/2011 (a)	433,000	450,573
Wal-Mart Stores, Inc.
4.125% due 02/15/2011	757,000	728,119

		1,796,706

Sanitary Services - 0.04%
Allied Waste North America, Inc.
8.50% due 12/01/2008	148,000	155,585

Semiconductors - 0.05%
Freescale Semiconductor, Inc.
9.125% due 12/15/2014	85,000	84,469
MagnaChip Semiconductor SA
6.875% due 12/15/2011	18,000	15,210
8.00% due 12/15/2014 (a)	22,000	14,740
NXP BV/NXP Funding LLC
9.50% due 10/15/2015	90,000	92,250

		206,669

Steel - 0.01%
International Steel Group, Inc.
6.50% due 04/15/2014	30,000	30,825

Telecommunications Equipment &
Services - 0.73%
Bellsouth Corp.
4.75% due 11/15/2012 (a)	973,000	938,965
Citizens Communications Company
9.25% due 05/15/2011	83,000	91,819

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
France Telecom SA
7.75% due 03/01/2011	$ 908,000	$ 989,060
GCI, Inc.
7.25% due 02/15/2014	65,000	64,350
Insight Midwest LP/ Insight Capital, Inc.
9.75% due 10/01/2009	16,000	16,260
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	45,000	48,375
Intelsat Subsidiary Holding Company, Ltd.
8.25% due 01/15/2013	18,000	18,270
8.63% due 01/15/2015	18,000	18,720
Panamsat Corp.
9.00% due 08/15/2014	12,000	12,675
Singapore Telecommunications, Ltd.
7.375% due 12/01/2031	692,000	835,138
Syniverse Technologies, Inc., Series B
7.75% due 08/15/2013	44,000	43,670
United States West Communications, Inc.
6.875% due 09/15/2033	22,000	21,010

		3,098,312
Telephone - 1.40%
Ameritech Capital Funding Corp.
6.45% due 01/15/2018	952,000	954,992
AT&T Corp.
7.30% due 11/15/2011 (b)	62,000	67,126
8.00% due 11/15/2031 (b)	18,000	22,332
British Telecommunications PLC
8.125% due 12/15/2010	519,000	579,209
Qwest Communications International, Inc.
7.25% due 02/15/2011	87,000	88,958
Sprint Capital Corp.
6.875% due 11/15/2028	1,298,000	1,299,308
Telecom Italia Capital SA
6.00% due 09/30/2034	1,341,000	1,216,241
Telefonica Emisones SAU
7.045% due 06/20/2036	575,000	610,746
Verizon Communications, Inc.
8.75% due 11/01/2021	865,000	1,052,188
Windstream Corp.
8.125% due 08/01/2013	10,000	10,825
8.625% due 08/01/2016	25,000	27,375

		5,929,300
Tobacco - 0.33%
Alliance One International, Inc.
11.00% due 05/15/2012	18,000	19,170
Altria Group, Inc.
7.00% due 11/04/2013	926,000	1,006,114
Reynolds American, Inc.
7.25% due 06/01/2013	295,000	306,651
7.30% due 07/15/2015	44,000	45,670

		1,377,605

TOTAL CORPORATE BONDS (Cost $177,234,716)	$ 182,876,569

The accompanying notes are an integral part of the financial statements.

102

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS - 1.44%
Arizona - 0.21%
Phoenix Arizona Civic Improvement Corp.
6.30% due 07/01/2008	$ 875,000	$ 888,545

California - 0.49%
San Bernardino County California, Series A
5.15% due 08/01/2011	795,000	791,128
Southern California Public Power Authority Project,
Series B
6.93% due 05/15/2017	1,125,000	1,274,659

		2,065,787

Florida - 0.24%
Miami Beach Florida Redevelopment Agency Tax
Increment Revenue
8.95% due 12/01/2022	865,000	1,008,754

Indiana - 0.03%
Indiana Bond Bank Revenue
5.02% due 01/15/2016	120,000	116,856

Maryland - 0.06%
Maryland State Transportation Authority, Ltd.
5.84% due 07/01/2011	260,000	267,815

Michigan - 0.28%
Detroit Michigan Downtown Development Authority
6.20% due 07/01/2008	1,155,000	1,171,228

New Jersey - 0.03%
Jersey City, NJ, Municipal Utilities Authority
4.55% due 05/15/2012	130,000	125,492

New York - 0.10%
Sales Tax Asset Receivable Corp., Series B
4.25% due 10/15/2011	435,000	418,209

TOTAL MUNICIPAL BONDS (Cost $6,016,296)	$ 6,062,686

COLLATERALIZED MORTGAGE
OBLIGATIONS - 10.26%
Banc of America Commercial Mortgage, Inc, Series
2006-2, Class A4
5.7405% due 05/10/2045 (b)	2,000,000	2,068,099
Banc of America Commercial Mortgage, Inc.,
Series 2002-PB2 Class A4
6.186% due 06/11/2035	2,594,203	2,697,930
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2003-T12, Class A4
4.68% due 08/13/2039	2,594,203	2,512,489
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class AM
5.7503% due 09/11/2038 (b)	2,000,000	2,069,390
Chase Commercial Mortgage Securities Corp.,
Series 1998-1, Class A2
6.56% due 05/18/2030	1,818,255	1,834,497
Chase Commercial Mortgage Securities Corp.,
Series 1998-2, Class A2
6.39% due 11/18/2030	1,987,627	2,015,729
Commercial Mortgage Asset Trust, Series
1999-C1, Class A3
6.64% due 01/17/2032	2,594,203	2,658,232

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates,
Series 2006-C7, Class A4
5.769% due 06/10/2046 (b)	$ 2,000,000	$ 2,072,480
Diversified REIT Trust, Series 2000-1A, Class B
6.971% due 03/08/2010	2,000,000	2,058,017
First Union - Chase Commercial Mortgage,
Series 1999-C2, Class A2
6.645% due 06/15/2031	2,300,411	2,350,778
General Electric Capital Assurance Company,
Series 2003-1, Class A5
5.7426% due 05/12/2035	570,725	587,776
Government National Mortgage Association, Series
2006-38, Class XS
1.90% IO due 09/16/2035 (b)	653,397	40,231
JP Morgan Chase Commercial Mortgage Securities Corp.,
Series 2006-CB14, Class A4
5.481% due 12/12/2044 (b)	1,500,000	1,511,295
LB-UBS Commercial Mortgage Trust, Series
2005-C5, Class A4
4.954% due 09/15/2030	1,500,000	1,462,963
LB-UBS Commercial Mortgage Trust,
Series 2001-C7, Class A3
5.642% due 12/15/2025	1,336,832	1,346,644
LB-UBS Commercial Mortgage Trust,
Series 2002-C1,Class A4
6.462% due 03/15/2031	1,297,102	1,366,186
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class A4
5.8994% due 06/15/2038 (b)	1,700,000	1,778,201
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.6601% due 05/12/2039 (b)	2,000,000	2,058,137
Morgan Stanley Capital I, Inc., Series 1998-WF2,
Class A2
6.54% due 07/15/2030	743,847	751,746
Morgan Stanley Capital I, Inc., Series 1999-WF1,
Class A2
6.21% due 11/15/2031	2,311,865	2,335,307
Morgan Stanley Dean Witter Capital I, Series
2001-TOP5, Class A4
6.39% due 10/15/2035	1,729,469	1,808,994
Morgan Stanley Dean Witter Capital I,
Series 2001, Class A4
6.39% due 07/15/2033	726,377	757,138
Morgan Stanley Dean Witter
Capital I, Series 2002-TOP7, Class A2
5.98% due 01/15/2039	259,421	267,681
Nomura Asset Securities Corp.,
Series 1998-D6, Class A1B
6.59% due 03/15/2030	2,443,536	2,472,927
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	2,594,203	2,492,065

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $43,873,450)	$ 43,374,932

The accompanying notes are an integral part of the financial statements.

103

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Investment Quality Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES - 3.98%
AESOP Funding II LLC, Series 2003-4, Class A
2.86% due 08/20/2009	$ 1,505,000	$ 1,454,947
Capital One Multi-Asset Execution Trust,
Series 2003-A4, Class A4
3.65% due 07/15/2011	2,660,000	2,596,021
Carmax Auto Owner Trust, Series 2004-2, Class A4
3.46% due 09/15/2011	2,595,000	2,539,700
Ford Credit Auto Owner Trust, Series 2005-C,
Class A4
4.36% due 06/15/2010	1,786,000	1,757,937
Harley-Davidson Motorcycle Trust,
Series 2005-1, Class A2
3.76% due 12/17/2012	2,595,000	2,553,588
Massachusetts RRB Special Purpose Trust,
Series 2001-1, Class A
6.53% due 06/01/2015	554,704	579,712
Peco Energy Transition Trust,
Series 2001-A, Class A1
6.52% due 12/31/2010	217,000	226,408
Providian Gateway Master Trust,
Series 2004-DA, Class A
3.35% due 09/15/2011	2,595,000	2,562,140
USAA Auto Owner Trust, Series 2004-1, Class A4
2.67% due 10/15/2010	718,000	708,308
WFS Financial Owner Trust,
Series 2005-2, Class A4
4.39% due 11/19/2012	1,855,000	1,835,858

TOTAL ASSET BACKED SECURITIES
(Cost $16,960,457)		$ 16,814,619

SHORT TERM INVESTMENTS - 21.82%
State Street Navigator Securities
Lending Prime Portfolio (c)	$ 92,199,198	$ 92,199,198

TOTAL SHORT TERM INVESTMENTS
(Cost $92,199,198)		$ 92,199,198

REPURCHASE AGREEMENTS - 2.39%
The Bank of New York Tri-Party
Repurchase Agreement dated
12/29/2006 at 5.35% to be
repurchased at $10,106,004 on
01/02/2007, collateralized by
$10,165,000 Federal Home Loan
Bank, 5.00% due 10/02/2009
(valued at $10,305,853, including
interest)	$ 10,100,000	$ 10,100,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,100,000)		$ 10,100,000

Total Investments (Investment Quality Bond Trust)
(Cost $500,553,023) - 119.87%		$ 506,605,162
Liabilities in Excess of Other Assets - (19.87)%		(83,964,822)

TOTAL NET ASSETS - 100.00%		$ 422,640,340

Real Return Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 109.80%
Treasury Inflation Protected
Securities (d) - 108.34%
0.875% due 04/15/2010	$ 119,877,300	$ 113,649,315
1.625% due 01/15/2015	32,513,404	30,603,241
1.875% due 07/15/2013 to 07/15/2015	154,141,705	148,041,287
2.00% due 01/15/2014 to 01/15/2026	158,327,074	152,365,561
2.375% due 04/15/2011 to 01/15/2025	124,011,099	123,486,783
2.50% due 07/15/2016	59,386,950	59,836,984
3.00% due 07/15/2012	35,369,759	36,399,089
3.375% due 01/15/2012 to 04/15/2032	17,713,359	20,559,702
3.375% due 01/15/2007 ***	22,695,361	22,656,348
3.50% due 01/15/2011	74,239,979	77,285,006
3.625% due 01/15/2008 to 04/15/2028	140,160,640	155,604,977
3.875% due 01/15/2009 to 04/15/2029	60,732,435	72,776,361
4.25% due 01/15/2010	51,883,200	54,607,068

		1,067,871,722
U.S. Treasury Bonds - 0.41%
4.50% due 02/15/2036	2,900,000	2,757,720
6.625% due 02/15/2027	1,000,000	1,218,750

		3,976,470
U.S. Treasury Notes - 1.05%
4.50% due 02/28/2011	1,000,000	992,617
4.875% due 04/30/2011	9,200,000	9,259,653
5.125% due 05/15/2016	100,000	103,004

		10,355,274

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $1,110,920,467)		$ 1,082,203,466

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.96%
Federal Home Loan Bank - 0.26%
5.50% due 06/30/2008 ***	2,600,000	2,600,107
Federal Home Loan Mortgage Corp. - 0.09%
4.559% due 01/01/2034 ***	485,664	478,883
5.50% due 06/12/2008 ***	400,000	400,039

		878,922
Federal National Mortgage
Association - 3.61%
4.5650% due 07/01/2035 ***	4,290,547	4,273,801
4.6930% due 01/01/2035 ***	497,374	491,881
5.50% TBA **	19,400,000	19,169,625
5.864% due 07/01/2044 ***	138,801	139,798
5.958% due 10/01/2044 (b)***	243,344	245,258
5.958% due 03/01/2044 to 09/01/2044 ***	6,905,797	6,948,667
6.00% due 04/01/2036 to 09/01/2036 ***	3,538,788	3,562,748
6.00% TBA **	700,000	704,594

		35,536,372

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $39,102,590)		$ 39,015,401

CORPORATE BONDS - 13.62%
Automobiles - 0.54%
DaimlerChrysler N.A. Holding Corp.
5.60% due 03/07/2007 (b)***	700,000	700,110

The accompanying notes are an integral part of the financial statements.

104

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Automobiles (continued)
DaimlerChrysler N.A. Holding Corp. (continued)
5.8331% due 09/10/2007 (b)***	$ 4,600,000	$ 4,609,968

		5,310,078
Banking - 4.57%
Bank of America Corp.
5.3781% due 11/06/2009 (a)(b)***	700,000	699,966
Bank of America Corp., Series MTNJ
5.5231% due 02/17/2009 (b)***	2,100,000	2,106,283
Bank of America NA, Series BKNT
5.36% due 12/18/2008 (b)***	4,700,000	4,700,127
Bank of Ireland, Series MTN
5.375% due 12/19/2008 (b)***	6,400,000	6,402,605
5.415% due 12/18/2009 (b)***	900,000	898,096
Charter One Bank N.A., Series BKNT
5.43% due 04/24/2009 (b)***	5,900,000	5,903,870
Commonwealth Bank of Australia
5.39% due 06/08/2009 (b)***	300,000	300,016
DnB NORBank ASA
5.4434% due 10/13/2009 (b)***	900,000	899,680
Export-Import Bank of Korea, Series 97
5.59% due 10/04/2011 (b)***	1,200,000	1,199,736
HSBC Finance Corp.
5.375% due 05/21/2008 (b)***	1,100,000	1,100,031
5.42% due 10/21/2009 (b)***	1,600,000	1,600,206
Royal Bank of Scotland PlC
5.4238% due 07/21/2008 (b)***	300,000	300,184
Santander US Debt SA Unipersonal
5.40% due 09/21/2007 (b)***	300,000	300,244
5.42563% due 11/20/2009 ***	4,700,000	4,699,507
5.45% due 09/19/2008 (b)***	400,000	400,503
Unicredit Luxembourg Finance SA
5.4256% due 10/24/2008 (b)***	1,300,000	1,299,966
Unicredito Italiano/New York, NY, Series YCD
5.358% due 05/06/2008 (b)***	1,100,000	1,099,536
5.37% due 05/29/2008 (b)***	4,100,000	4,098,225
Wachovia Bank NA, Series BKNT
5.44% due 12/02/2010 (b)***	1,700,000	1,700,707
Westpac Banking Corp./NY, Series DPNT
5.31% due 06/06/2008 ***	4,700,000	4,699,323
World Savings Bank FSB, Series BKNT
5.4153% due 05/08/2009 (b)***	300,000	299,942
5.415% due 06/20/2008 (b)***	300,000	300,472

		45,009,225
Cable and Television - 0.16%
CSC Holdings, Inc.
7.875% due 12/15/2007 ***	1,600,000	1,620,000

Cellular Communications - 0.49%
America Movil SAB de CV
5.4656% due 06/27/2008 (b)	4,800,000	4,796,644

Diversified Financial Services - 0.08%
General Electric Capital Corp., Series MTN
5.41% due 10/26/2009 (b)***	800,000	799,982

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services - 6.36%
American Express Centurion Bank, Series BKNT
5.35% due 05/07/2008 (b)***		$ 400,000	$ 399,687
Atlas Reinsurance PLC
7.7167% due 01/10/2010 (b)	EUR	8,900,000	11,744,446
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)***	$ 400,000		400,376
Calabash Re, Ltd.
13.765% due 01/08/2010 (b)		300,000	300,141
Citigroup, Inc.
5.4056% due 12/26/2008 (b)***		1,000,000	1,000,567
5.4206% due 05/02/2008 (b)***		700,000	700,878
5.4163% due 01/30/2009 (b)***		700,000	700,231
Ford Motor Credit Company
6.315% due 03/21/2007 (b)***		5,900,000	5,898,808
General Electric Capital Corp.
5.41% due 03/04/2008 (b)***		2,100,000	2,101,571
General Electric Capital Corp., Series MTN
5.38% due 10/24/2008 (b)***		700,000	700,223
5.3956% due 12/12/2008 (b)***		600,000	600,465
Goldman Sachs Group, Inc.
5.4056% due 12/23/2008 (b)***		4,800,000	4,801,506
5.6625% due 06/28/2010 (b)***		3,500,000	3,521,000
Goldman Sachs Group, Inc., Series MTNB
5.455% due 12/22/2008 (b)***		4,800,000	4,805,510
JP Morgan Chase & Company, Series 1
5.37% due 06/26/2009 (a)(b)***		500,000	500,184
Lehman Brothers Holdings, Inc., Series MTN
5.40% due 11/24/2008 (b)***		300,000	300,045
5.415% due 12/23/2008 (b)***		4,800,000	4,799,275
Merrill Lynch & Company, Inc., Series 1
5.395% due 12/22/2008 (b)***		4,800,000	4,801,506
Merrill Lynch & Company, Inc., Series MTN
5.4138% due 10/23/2008 (b)***		2,000,000	2,000,302
Morgan Stanley
5.39% due 11/21/2008 (b)***		900,000	899,964
5.4988% due 02/15/2007 (b)***		4,800,000	4,800,854
Morgan Stanley, Series EMTN
5.6138% due 01/22/2009 (b)***		200,000	200,152
Mystic Re, Ltd.
14.37% due 12/05/2008 (b)		600,000	597,792
Nisource Finance Corp.
5.94% due 11/23/2009 (b)***		400,000	400,119
Phoenix Quake Wind, Ltd.
7.82% due 07/03/2008 (b)		1,500,000	1,506,465
Pylon, Ltd., Class A Catastrophe Bond
3.616% due 12/29/2008 (b)	EUR	600,000	795,165
Pylon, Ltd., Class B Catastrophe Bond
6.016% due 12/29/2008 (b)		1,000,000	1,324,087
Rabobank Nederland
5.3938% due 01/15/2009 (b)***	$ 500,000		500,079
Redwood Capital IX, Ltd., Series D
13.1138% due 01/09/2008 (b)		400,000	400,251
Vita Capital III Ltd., Series B-II
6.4856% due 01/01/2012 (b)		600,000	600,377

The accompanying notes are an integral part of the financial statements.

105

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Vita Capital, Ltd., 2003-1
6.72163% due 01/01/2007 (b)	$ 600,000	$ 600,000

		62,702,026

Gas & Pipeline Utilities - 0.01%
El Paso Corp.
7.625% due 08/16/2007 ***	100,000	101,250

Insurance - 0.56%
American International Group, Inc.
5.365% due 06/23/2008 (b)	4,800,000	4,802,255
Foundation Re II, Ltd.
12.123% due 11/26/2010 (b)	700,000	699,176

		5,501,431

Medical-Hospitals - 0.48%
HCA, Inc., Tranche B
8.086% due 11/01/2013 (b)*** (f)	4,700,000	4,746,201

Paper - 0.10%
Georgia Pacific Corp., Term B
7.345% due 12/20/2012 (b)*** (f)	992,500	996,589

Retail - 0.27%
Wal-Mart Stores, Inc.
5.265% due 06/16/2008 (b)***	2,700,000	2,700,275

TOTAL CORPORATE BONDS (Cost $133,948,147)	$ 134,283,701

MUNICIPAL BONDS - 0.16%
California - 0.01%
California County California Tobacco Securitization
Agency, Tobacco Settlement Asset-Backed
Bonds (Fresno County Tobacco Funding Corp.)
5.625% due 06/01/2023 ***	85,000	85,916

New Jersey - 0.06%
Tobacco Settlement Financing Corp., Tobacco
Settlement Asset-Backed Bonds
6.125% due 06/01/2042 ***	580,000	634,352

New York - 0.02%
New York City Municipal Finance Authority Water &
Sewer System Revenue, Series D
4.75% due 06/15/2038 ***	200,000	205,826

Rhode Island - 0.07%
Tobacco Settlement Financing Corp., Tobacco
Settlement Asset-Backed Bonds, Series A
6.00% due 06/01/2023 ***	600,000	641,214

TOTAL MUNICIPAL BONDS (Cost $1,319,621)	$ 1,567,308

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.99%
Lehman XS Trust, Series 2006-10N, Class 1A1A
5.43% due 07/25/2046 (b)***	906,941	906,941
Lehman XS Trust, Series 2006-16N, Class A1A
5.43% due 11/25/2046 (b)***	1,139,982	1,139,982
Lehman XS Trust, Series 2006-4N, Class A1A
5.43% due 04/25/2046 (b)***	1,548,949	1,548,707

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
American Home Mortgage Investment Trust, Series
2005-2, Class 5A2
5.47% due 09/25/2035 (b)***	$ 160,411	$ 160,424
Arkle Master Issuer PLC, Series 2006-1A, Class 1A
5.33% due 11/19/2007 ***	1,000,000	1,001,567
Banc of America Funding Corp.,
Series 2006-A, Class 1A1
4.6209% due 02/20/2036 (b)***	2,275,181	2,262,609
Bank of America Mortgage Securities, Inc.,
Series 2004-1, Class 5A1
6.50% due 09/25/2033 ***	212,119	214,042
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
5.51% due 02/25/2034 (b)***	4,800,000	4,800,000
Bear Stearns Asset Backed Securities, Inc., Series
2006-IM1, Class A4
5.41% due 04/25/2036 (b)***	382,065	382,093
Bear Stearns Commercial Mortgage Securities,
Series 1998-C1, Class A2
6.44% due 06/16/2030 ***	500,000	505,795
Citigroup Commercial Mortgage Trust,
Series 2006-FL2, Class A1
5.39% due 11/15/2036 (b)***	497,918	498,698
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class 1A1
4.90% due 12/25/2035 (b)***	164,203	165,718
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A
4.70% due 12/25/2035 ***	2,879,094	2,830,401
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WMC1, Class A2A
5.43% due 12/25/2035 (b)***	787,292	787,401
Commercial Mortgage Pass Through Certificates,
Series 1999-1, Class A2
6.455% due 05/15/2032 ***	486,459	492,550
Countrywide Alternative Loan Trust,
Series 2006-0A2, Class A1
5.50% due 05/31/2035	400,000	400,627
Countrywide Alternative Loan Trust,
Series 2006-OA19, Class A1
5.53% due 02/20/2047 (b)***	1,199,174	1,203,128
Countrywide Alternative Loan Trust, Series
2006-OA12, Class A1A
5.43% due 09/20/2046 (b)	751,058	736,561
Countrywide Alternative Loan Trust, Series
2006-OA8, Class 2A1
5.42% due 07/25/2046 (b)***	486,683	486,783
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-HYB3, Class 7A1
3.7837% due 11/19/2033 (b)***	190,217	183,042
Countrywide Home Loan Mortgage
Pass Through Trust, Series 2005-R2,
Class 1AF1
5.69% due 06/25/2035 (b)***	555,245	554,193
Countrywide Home Loans, Series 2005-3, Class 1A2
5.64% due 04/25/2035 (b)***	2,047,819	2,049,302

The accompanying notes are an integral part of the financial statements.

106

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
CS First Boston Mortgage Securities Corp.,
Series 2005-C6, Class A1
4.938% due 12/15/2040 ***	$ 697,730	$ 692,481
Deutsche ALT-A Securities, Inc., Alternate Loan
Trust, Series 2006-AB4, Class A1B1
5.45% due 10/25/2036 (b)***	1,153,990	1,154,293
Deutsche ALT-A Securities, Inc., Alternate Loan
Trust, Series 2006-AR6, Class A1
5.43% due 07/01/2023 (b)***	2,100,000	2,101,890
FBR Securitization Trust,
Series 2005-2, Class AVB2
5.53% due 09/25/2035 (b)***	854,381	854,485
FBR Securitization Trust, Series 2005-3, Class AV21
5.46% due 10/25/2035 (b)***	53,075	53,080
FBR Securitization Trust, Series 2005-4, Class AV21
5.47% due 10/25/2035 (b)***	123,079	123,089
Federal Home Loan Mortgage Corp.

Structured Pass Through Securities, Series T-62, Class 1A
1
5.958% due 10/25/2044 (b)***	99,999	100,502
Federal Home Loan Mortgage Corp., Series
2003-2608, Class FJ
5.72% due 03/15/2017 (b)***	1,119,896	1,126,405
Federal Home Loan Mortgage Corp., Series
2006-3253, Class A
5.00% due 08/15/2020 ***	4,800,000	4,743,850
Federal Home Loan Mortgage Corp., Series 2561,
Class BH
4.50% due 05/15/2017 ***	351,257	343,615
Federal Home Loan Mortgage Corp., Series 2638,
Class FA
5.72% due 11/15/2016 (b)***	961,963	965,801
Federal Home Loan Mortgage Corp.,
Series 2672, Class TN
4.00% due 03/15/2023 ***	256,331	253,806
Federal Home Loan Mortgage Corp.,
Series 2752, Class FM
5.70% due 12/15/2030 (b)***	322,980	323,491
Federal Home Loan Mortgage Corp.,
Series 2905, Class UY
4.00% due 10/15/2023 ***	569,487	560,062
Federal Home Loan Mortgage Corp.,
Series T-63, Class 1A1
5.958% due 02/25/2045 (b)***	3,152,875	3,146,887
Federal National Mortgage Association
4.6775% due 05/25/2035 (b)***	1,900,000	1,875,218
Federal National Mortgage Association Whole
Loan, Series 2003-W8, Class 3F2
5.70% due 05/25/2042 (b)***	223,583	224,217
Federal National Mortgage Association Whole
Loan, Series 2004-W9, Class 1A2
5.95% due 02/25/2044 ***	886,209	884,592
Federal National Mortgage Association, Series
2006-118, Class A2
5.38% due 12/25/2036 (b)***	486,944	488,013

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association,
Series 2004-63, Class FA
5.50% due 08/25/2034 (b)***	$ 524,132	$ 523,199
First Horizon Alternative Mortgage Securities,
Series 2004-AA1, Class A1
4.7524% due 06/25/2034 (b)***	745,260	740,046
Fremont Home Loan Trust, Series 2005-E, Class
2A2
5.49% due 01/25/2036 (b)***	200,000	200,065
Fremont Home Loan Trust,
Series 2005-E, Class 2A1
5.44% due 01/25/2036 (b)***	281,890	281,893
GE Capital Commercial Mortgage Corp.,
Series 2002-3A, Class A1
4.229% due 12/10/2037 (b)***	4,243,407	4,151,726
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A1A
5.43% due 01/25/2047 (b)***	800,000	799,812
Greenpoint Mortgage Funding Trust,
Series 2005-AR1, Class A2
5.57% due 06/25/2045 (b)***	1,084,556	1,088,723
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
5.40% due 10/25/2046 (b)***	596,039	596,558
Harborview Mortgage Loan Trust,
Series 2005-2, Class 2A1A
5.57% due 05/19/2035 (b)***	301,137	301,812
Harborview Mortgage Loan Trust,
Series 2006-1, Class 2A1A
5.59% due 03/19/2037 (b)***	950,210	951,464
Harborview Mortgage Loan Trust,
Series 2006-12, Class 2A11
5.44% due 12/19/2037 (b)***	499,213	499,995
HSI Asset Securitization Corp. Trust,
Series 2006-OPT1, Class 2A1
5.43% due 12/25/2035 (b)***	439,280	439,352
Impac Secured Assets Corp.,
Series 2006-4, Class A2A
5.56% due 09/25/2036 (b)***	390,983	391,128
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A1A
5.44% due 11/25/2046 (b)***	934,016	937,205
Master Adjustable Rate Mortgages Trust,
Series 2004-13, Class 3A7
3.7862% due 11/21/2034 (b)***	500,000	485,558
Master Asset Backed Securities Trust, Series
2006-AM3, Class A1
5.38% due 10/25/2036 (b)***	86,052	86,038
Mellon Residential Funding Corp.,
Series 2000-TBC3, Class A1
5.79% due 12/15/2030 (b)***	707,371	710,059
Mellon Residential Funding Corp.,
Series 2001-TBC1, Class A1
5.70% due 11/15/2031 (b)***	931,945	933,918
Merrill Lynch Floating Trust, Series 2006-1, Class A1
5.39% due 06/15/2022 (b)***	181,564	181,564

The accompanying notes are an integral part of the financial statements.

107

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Residential Accredit Loans, Inc., Series 2005-QO1,
Class A1
5.65% due 08/25/2035 (b)***	$ 389,954	$ 390,388
SACO I Trust, Series 2005-9, Class A2
5.46% due 12/25/2035 (b)***	192,957	192,964
Securitized Asset Sales, Inc., Series 1993-6, Class
A5
7.6097% due 11/26/2023 (b)***	9,879	9,844
Sequoia Mortgage Trust, Series 5, Class A
5.70% due 10/19/2026 (b)***	362,622	362,770
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-1, Class 4A2
4.58% due 02/25/2034 (b)***	535,400	532,908
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-19, Class 2A1
6.227% due 01/25/2035 (b)***	368,222	369,602
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR4, Class 2A1
5.51% due 06/25/2036 (b)***	258,204	258,156
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A8
5.42% due 08/25/2036 (b)***	721,143	720,882
Structured Asset Securities Corp., Series
2006-NC1, Class A6
5.37% due 05/25/2036 (b)***	72,958	72,959
TBW Mortgage Backed Pass Through Certificates,
Series 2006-4, Class A1B
5.42% due 09/25/2036 (b)***	157,544	157,582
TBW Mortgage Backed Pass Through Certificates,
Series 2006-6, Class A1
5.46% due 01/25/2037 (b)***	1,300,000	1,301,018
Thornburg Mortgage Securities Trust, Series
2006-2, Class A2A
5.43% due 04/25/2036 (b)***	95,857	95,956
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
5.43% due 12/25/2036 (b)***	4,660,332	4,655,879
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
5.44% due 08/25/2036 (b)***	1,803,692	1,801,988
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1
5.44% due 09/15/2021 (b)***	3,123,705	3,123,840
Washington Mutual Mortgage Securities Corp.,
Series 2006-AR3 , Class A1A
5.827% due 02/25/2046 (b)***	2,960,411	2,980,769
Washington Mutual, Inc., Series 2006-AR15, Class
2A
5.777% due 11/25/2046 (b)***	295,202	296,857
Washington Mutual, Inc.,
Series 2002-AR17, Class 1A
6.027% due 11/25/2042 (b)***	160,325	160,900
Washington Mutual, Inc.,
Series 2005-AR11, Class A1B1
5.64% due 08/25/2045 (b)***	152,367	152,672

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Washington Mutual, Inc.,
Series 2005-AR15, Class A1A1
5.61% due 11/25/2045 (b)***	$ 447,444	$ 448,930
Washington Mutual, Inc.,
Series 2006-AR17, Class 1A1A
5.958% due 12/25/2046 (b)***	289,331	290,239
Washington Mutual, Inc.,
Series 2006-AR7, Class 3A
5.846% due 07/25/2046 (b)***	1,613,764	1,622,113
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A12
4.109% due 06/25/2035 (b)***	800,000	793,117
Wells Fargo Mortgage Backed Securities Trust,
Series 2004-S , Class A1
3.5394% due 09/25/2034 (b)***	397,177	384,178

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $78,809,434)	$ 78,802,967

ASSET BACKED SECURITIES - 10.52%
Aames Mortgage Investment Trust, Series 2006-1,
Class A1
5.38% due 04/25/2036 (b)***	96,137	96,148
Accredited Mortgage Loan Trust, Series 2005-3,
Class A2B
5.48% due 09/25/2035 (b)***	300,000	300,084
ACE Securities Corp., Series 2006-CW1, Class A2A
5.37% due 07/25/2036 (b)***	474,417	474,531
ACE Securities Corp., Series 2006-NC3, Class A2A
5.37% due 12/25/2036 (b)***	382,730	382,736
ACE Securities Corp., Series 2005-HE6, Class A2A
5.46% due 10/25/2035 (b)***	1,024,888	1,025,041
Argent Securities, Inc., Series 2005-W2, Class A2A
5.47% due 10/25/2035 (b)***	67,045	67,050
Argent Securities, Inc., Series 2006-M3, Class A2A
5.37% due 10/25/2036 (b)***	978,743	979,019
Argent Securities, Inc., Series 2006-W1, Class A2A
5.43% due 03/25/2036 (b)***	574,927	574,927
Argent Securities, Inc., Series 2006-W3, Class A2A
5.42% due 04/25/2036 (b)***	615,747	615,832
Argent Securities, Inc., Series 2005-W4, Class A2A
5.49% due 02/25/2036 (b)***	449,198	449,234
Asset Backed Funding Certificates, Series
2004-OPT5, Class A1
5.70% due 06/25/2034 (b)***	1,298,735	1,300,106
Asset Backed Funding Certificates, Series
2006-OPT3, Class A3A
5.38% due 11/25/2036 (b)***	162,543	162,518
Asset Backed Securities Corp Home Equity, Series
2006-HE7, Class A2
5.37% due 11/25/2036 (b)***	194,538	194,658
Bank One Issuance Trust, Series 2003-A3, Class A3
5.43% due 12/15/2010 (b)***	400,000	400,680
Bear Stearns Asset Backed Securities, Inc., Series
2002-2, Class A1
5.68% due 10/25/2032 (b)***	41,207	41,284

The accompanying notes are an integral part of the financial statements.

108

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Bear Stearns Asset Backed Securities, Inc., Series
2004-BO1, Class 1A1
5.55% due 09/25/2034 (b)***	$ 576,485	$ 576,888
Bear Stearns Asset Backed Securities, Inc., Series
2005-4, Class A
5.68% due 01/25/2036 (b)***	139,271	139,332
Bear Stearns Asset Backed Securities, Inc., Series
2006-AQ1, Class 2A1
5.40% due 10/25/2036 (b)***	1,168,272	1,168,272
Bear Stearns Asset Backed Securities, Inc., Series
2006-EC1, Class A1
5.43% due 12/25/2035 (b)***	246,678	246,678
Bear Stearns Asset Backed Securities, Inc., Series
2006-HE10, Class 21A1
5.42% due 12/25/2036 (b)***	2,000,000	2,000,000
Bear Stearns Asset Backed Securities, Inc., Series
2006-HE9, Class 1A1
5.37% due 11/25/2036 (b)***	96,478	96,448
Capital One Auto Finance Trust, Series 2006-C,
Class A1
5.34% due 12/14/2007 ***	1,000,000	999,844
Centex Home Equity, Series 2006-A, Class AV1
5.40% due 06/25/2036 (b)***	1,810,166	1,810,195
Chase Credit Card Master Trust, Series 2002-5,
Class A
5.42% due 10/15/2009 (b)***	300,000	300,173
Chase Credit Card Master Trust, Series 2002-7,
Class A
5.44% due 02/15/2010 (b)***	200,000	200,228
Chase Credit Card Master Trust, Series 2003-6,
Class A
5.43% due 02/15/2011 (b)***	900,000	902,092
Chase Credit Card Master Trust,
Series 2003-3, Class A
5.46% due 10/15/2010 (b)***	400,000	400,765
Chase Issuance Trust, Series 2005-A1, Class A1
5.33% due 12/15/2010 (b)***	300,000	300,130
Citibank Credit Card Issuance Trust, Series
2003-A1, Class A1
5.4738% due 01/15/2010 (b)***	400,000	400,528
Citibank Credit Card Issuance Trust, Series
2003-A4, Class A4
5.435% due 03/20/2009 (b)***	1,900,000	1,900,386
Citigroup Mortgage Loan Trust, Inc., Series
2006-WFH4, Class A1
5.37% due 11/25/2036 (b)***	393,380	393,387
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-RES1, Class A1
5.65% due 11/25/2034 (b)***	29,589	29,597
Countrywide Asset-Backed Certificates, Series
2006-18, Class 2A1
5.37% due 03/25/2037 (b)***	750,573	750,585
Countrywide Asset-Backed Certificates, Series
2006-21, Class 2A1
5.37% due 12/25/2036 (b)***	297,383	297,290

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Countrywide Asset-Backed Certificates, Series
2006-22, Class 2A1
5.37% due 05/25/2037 (b)	$ 398,168	$ 398,156
Countrywide Asset-Backed Certificates, Series
2006-23, Class 2A1
5.418% due 11/25/2037 (b)***	4,649,399	4,647,948
Countrywide Asset-Backed Certificates,
Series 2006-1, Class AF1
5.48% due 07/25/2036 (b)***	425,778	425,812
Countrywide Asset-Backed Certificates,
Series 2006-11, Class 3AV1
5.41% due 09/25/2046 (b)***	535,827	535,743
Countrywide Asset-Backed Certificates,
Series 2006-4, Class 2A1
5.42% due 07/25/2036 (b)***	391,274	391,274
Countrywide Asset-Backed Certificates,
Series 2006-6, Class 2A1
5.42% due 09/25/2036 (b)***	799,481	799,529
Countrywide Asset-Backed Certificates,
Series 2006-8, Class 2A1
5.38% due 01/25/2046 (b)***	1,276,376	1,276,480
Countrywide Asset-Backed Certificates, Series
2006-13, Class 3AV1
5.40% due 01/25/2037 (b)***	888,593	889,056
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
5.46% due 10/25/2036 ***	1,043,897	1,044,060
Equity One ABS, Inc., Series 2004-1, Class AV2
5.65% due 04/25/2034 (b)***	115,255	115,741
Federal Home Loan Mortgage Corp. Structured
Pass Through Securities, Series T-32, Class A1
5.61% due 08/25/2031 (b)***	158,946	159,653
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FF4, Class 2A2
5.49% due 05/25/2035 (b)***	194,946	194,976
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF1, Class 2A1
5.44% due 01/25/2036 (b)***	1,100,821	1,101,041
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF16, Class 2A1
5.37% due 12/25/2036 (b)***	290,986	291,102
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2006-FF18, Class A2A
5.42% due 12/25/2037 (b)***	4,400,000	4,402,067
First Franklin Mortgage Loan Asset
Backed Certificates,
Series 2006-FF15, Class A3
5.37% due 11/25/2036 (b)***	1,943,042	1,943,645
Ford Credit Auto Owner Trust,
Series 2005-C, Class A2
4.24% due 03/15/2008 ***	206,058	205,861
Fremont Home Loan Trust, Series 2006-C, Class
2A1
5.37% due 10/25/2036 (b)***	174,479	174,425
Fremont Home Loan Trust, Series 2006-E, Class
2A1
5.38% due 01/25/2037 ***	500,000	499,687

The accompanying notes are an integral part of the financial statements.

109

John Hancock Trust

Portfolio of investments — December 31, 2006

(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
GSAMP Trust, Series 2004-SEA2, Class A2A
5.64% due 03/25/2034 (b)***	$ 240,826	$ 241,146
GSAMP Trust, Series 2005-WMC2, Class A2A
5.46% due 11/25/2035 (b)***	699,983	700,068
GSAMP Trust, Series 2006-HE7, Class A2A
5.36% due 10/25/2036 (b)***	286,945	286,811
GSAMP Trust, Series 2006-S6, Class A1A
5.39% due 10/25/2036 (b)***	227,303	227,303
GSR Mortgage Loan Trust,
Series 2005-HEL1, Class A2A
5.45% due 11/25/2030 (b)***	381,405	381,426
Home Equity Asset Trust, Series 2006-2, Class 2A1
5.43% due 05/25/2036 (b)***	480,283	480,208
Home Equity Asset Trust, Series 2005-8, Class 2A1
5.46% due 02/25/2036 (b)***	319,373	319,446
Honda Auto Receivables Owner Trust,
Series 2006-3, Class A1
5.3418% due 11/15/2007 ***	936,427	936,281
HSI Asset Securitization Corp. Trust, Series
2006-HE1, Class 2A1
5.3754% due 10/25/2036 (b)***	191,651	191,262
HSI Asset Securitization Corp. Trust,
Series 2006-HE2 , Class 2A1
5.40% due 12/25/2036 (b)***	4,634,363	4,625,673
Hyundai Auto Receivables Trust, Series 2006-B,
Class A1
5.347% due 11/15/2007 ***	224,788	224,917
Indymac Residential Asset Backed Trust, Series
2006-D, Class 2A1
5.37% due 11/25/2036 (b)***	450,423	450,283
Indymac Residential Asset Backed Trust,
Series 2005-D, Class AII1
5.45% due 03/25/2036 (b)***	447,598	447,598
Indymac Residential Asset Backed Trust,
Series 2006-A, Class A1
5.44% due 03/25/2036 (b)***	1,109,375	1,109,487
JP Morgan Mortgage Acquisition Corp., Series
2005-OPT1, Class A3
5.53% due 06/25/2035 (b)***	67,413	67,544
JP Morgan Mortgage Acquisition Corp., Series
2006-CH1, Class A2
5.37% due 11/25/2028 (b)***	458,683	458,540
JP Morgan Mortgage Acquisition Corp., Series
2006-CH2, Class AV2
5.38% due 10/25/2036 (b)***	2,512,811	2,512,850
JP Morgan Mortgage Acquisition Corp., Series
2006-HE3, Class A2
5.37% due 11/25/2036 (b)***	259,049	259,009
JP Morgan Mortgage Acquisition Corp.,
Series 2006-FRE1, Class A2
5.42% due 05/25/2035 (b)***	223,068	223,091
JP Morgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A2
5.37% due 08/25/2036 (b)***	957,963	957,906
JP Morgan Mortgage Acquisition Corp., Series
2006-CW2, Class AV2
5.36% due 08/25/2036 (b)***	213,770	213,788

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Lehman XS Trust, Series 2006-9, Class A1A
5.39% due 05/25/2046 (b)***	$ 572,778	$ 572,689
Long Beach Mortgage Loan Trust, Series
2005-WL2, Class 3A1
5.50% due 08/25/2035 (b)***	229,697	229,912
Long Beach Mortgage Loan Trust, Series 2006-10,
Class 2A1
5.36% due 11/25/2036 (b)***	195,194	195,264
Long Beach Mortgage Loan Trust, Series 2006-5,
Class 2A1
5.35% due 06/25/2036 (b)***	61,565	61,546
Long Beach Mortgage Loan Trust,
Series 2004-6, Class 1A1
5.55% due 11/25/2034 (b)***	195,055	195,098
Long Beach Mortgage Loan Trust,
Series 2006-1, Class 2A1
5.43% due 02/25/2036 (b)***	302,086	302,126
Long Beach Mortgage Loan Trust,
Series 2006-2, Class 2A1
5.42% due 03/25/2036 (b)***	133,603	133,624
Long Beach Mortgage Loan Trust,
Series 2006-3, Class 2A1
5.41% due 04/25/2036 (b)***	156,459	156,480
MBNA Credit Card Master Note Trust, Series
2004-A7, Class A7
5.42% due 12/15/2011 (b)***	100,000	100,274
MBNA Master Credit Card Trust, Series 1998-E,
Class A
5.5188% due 09/15/2010 (b)***	100,000	100,257
Merrill Lynch Mortgage Investors Trust,
Series 2006-RM5, Class A2A
5.44% due 10/25/2037 (b)***	548,726	548,640
Merrill Lynch Mortgage Investors, Inc., Series
2006-FF1, Class A2A
5.42% due 08/25/2036 (b)***	3,900,000	3,903,054
Merrill Lynch Mortgage Investors, Inc., Series
2006-MLN1, Class A2A
5.58% due 07/25/2037 (b)***	641,254	641,213
Merrill Lynch Mortgage Investors, Inc., Series
2006-RM3, Class A2A
5.35% due 06/25/2037 (b)***	382,853	382,882
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-AHL1, Class A2A
5.40% due 05/25/2037 (b)***	614,414	614,319
Merrill Lynch Mortgage Investors, Inc.,
Series 2006-WMC1, Class A2A
5.43% due 01/25/2037 (b)***	258,611	258,625
Morgan Stanley ABS Capital I, Series 2006-HE4,
Class A1
5.36% due 06/25/2036 (b)***	137,252	137,255
Morgan Stanley ABS Capital I, Series 2006-HE7,
Class A2A
5.37% due 09/25/2036 (b)***	560,346	560,355
Morgan Stanley ABS Capital I, Series 2006-HE8,
Class A2A
5.37% due 10/25/2036 (b)***	386,045	385,985

The accompanying notes are an integral part of the financial statements.

110

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Morgan Stanley ABS Capital I, Series 2006-NC4,
Class A2A
5.35% due 06/25/2036 (b)***	$ 65,956	$ 65,957
Morgan Stanley ABS Capital I, Series 2006-NC5,
Class A2A
5.36% due 10/25/2036 ***	671,339	671,129
Morgan Stanley ABS Capital I,
Series 2006-NC1, Class A1
5.43% due 12/25/2035 (b)***	63,446	63,452
Morgan Stanley ABS Capital I,
Series 2006-WMC2, Class A2A
5.39% due 07/25/2036 (b)***	2,511,616	2,510,832
Morgan Stanley Capital I, Series 2006-NC2, Class
A2B
5.47% due 02/25/2036 (b)***	4,400,000	4,402,178
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-2, Class A1
5.37% due 11/25/2036 (b)***	191,229	191,169
Nelnet Student Loan Trust, Series 2004-3, Class A3
5.4669% due 07/25/2016 (b)***	500,000	501,100
Nelnet Student Loan Trust, Series 2004-4, Class A3
5.4669% due 10/25/2016 (b)***	602,942	602,925
Nelnet Student Loan Trust, Series 2006-2, Class A1
5.3469% due 10/27/2014 (b)***	244,658	244,658
New Century Home Equity Loan Trust,
Series 2005-4, Class A2A
5.46% due 09/25/2035 (b)***	48,053	48,049
New Century Home Equity Loan Trust,
Series 2005-B, Class A2A
5.47% due 10/25/2035 (b)***	34,371	34,375
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A1
5.42% due 03/25/2036 (b)***	275,132	275,181
Nissan Auto Lease Trust, Series 2006-A, Class A1
5.3467% due 12/14/2007 ***	265,221	265,221
Nomura Asset Acceptance Corp.,
Series 2006-S1, Class A1
5.49% due 01/25/2036 (b)***	351,929	351,970
Nomura Home Equity Loan Inc, Series 2006-HE1,
Class A1
5.43% due 02/25/2036 (b)***	125,467	125,467
Option One Mortgage Loan Trust, Series 2006-2,
Class 2A1
5.37% due 07/25/2036 (b)***	141,602	141,613
Option One Mortgage Loan Trust, Series 2006-3,
Class 2A1
5.36% due 02/25/2037 (b)***	94,230	94,201
Park Place Securities Inc, Series 2005-WCW1,
Class A1B
5.58% due 09/25/2035 (b)***	82,923	83,036
Renaissance Home Equity Loan Trust,
Series 2005-3, Class AF1
5.50% due 11/25/2035 (b)***	5,298	5,298
Residential Asset Mortgage Products, Inc., Series
2006-RS6, Class A1
5.39% due 11/25/2036 (b)***	273,239	273,244

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Residential Asset Mortgage Products, Inc., Series
2006-RZ5, Class A1A
5.45% due 08/25/2046 (b)***	$ 3,900,000	$ 3,899,524
Residential Asset Mortgage Products, Inc.,
Series 2006-NC1, Class A1
5.43% due 01/25/2036 (b)***	294,067	294,067
Residential Asset Securities Corp., Series
2006-EMX9, Class 1A1
5.39% due 11/25/2036 (b)***	288,505	288,505
Residential Asset Securities Corp.,
Series 2006-EMX4, Class A1
5.36% due 06/25/2036 (b)***	1,054,067	1,053,738
Residential Asset Securities Corp.,
Series 2006-KS3, Class AI1
5.42% due 04/25/2036 (b)***	115,807	115,836
Residential Asset Securities Corp.,
Series 2006-KS4, Class A1
5.39% due 06/25/2036 (b)***	1,627,568	1,627,689
Residential Asset Securities Corp.,
Series 2006-KS9, Class AI1
5.42% due 11/25/2036 (b)***	1,630,259	1,630,422
Securitized Asset Backed Receivables LLC Trust,
Series 2006-NC3, Class A2A
5.37% due 09/25/2036 (b)***	269,569	269,550
Securitized Asset Backed Receivables LLC Trust,
Series 2006-OP1, Class A2A
5.42% due 10/25/2035 (b)***	191,493	191,493
Securitized Asset Backed Receivables LLC Trust,
Series 2006-WM4, Class A2A
5.43% due 11/25/2036 (b)***	2,000,000	2,000,000
SLM Student Loan Trust, Series 2004-4, Class A3
5.4669% due 10/25/2013 (b)***	60,486	60,486
SLM Student Loan Trust, Series 2006-10, Class A1
5.3229% due 07/25/2013 (b)***	600,000	600,000
SLM Student Loan Trust, Series 2006-8, Class A1
5.3916% due 04/25/2012 (b)***	400,000	399,938
SLM Student Loan Trust, Series 2006-9, Class A1
5.3448% due 10/25/2012 (b)***	800,000	799,875
Soundview Home Equity Loan Trust, Series
2005-OPT1, Class 2A3
5.55% due 06/25/2035 (b)***	277,378	277,547
Soundview Home Equity Loan Trust, Series
2006-EQ2, Class A1
5.43% due 01/25/2037 (b)***	4,800,000	4,802,255
Soundview Home Equity Loan Trust, Series
2006-NLC1, Class A1
5.436% due 11/25/2036 ***	486,061	485,909
Soundview Home Equity Loan Trust, Series
2006-WF1, Class A1A
5.42% due 10/25/2036 (b)***	367,126	367,184
Soundview Home Equity Loan Trust,
Series 2006-1, Class A1
5.42% due 02/25/2036 (b)***	65,291	65,299
Soundview Home Equity Loan Trust,
Series 2006-2, Class A1
5.42% due 03/25/2036 (b)***	30,894	30,898

The accompanying notes are an integral part of the financial statements.

111

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Soundview Home Equity Loan Trust,
Series 2006-EQ1, Class A1
5.37% due 10/25/2036 (b)***	$ 903,988	$ 904,002
Soundview Home Equity Loan Trust,
Series 2006-OPT1, Class 2A1
5.42% due 03/25/2036 (b)***	219,409	219,409
Soundview Home Equity Loan Trust,
Series 2006-OPT5, Class 2A1
5.35% due 07/25/2036 (b)***	1,150,213	1,150,034
Specialty Underwriting & Residential Finance,
Series 2006-BC2, Class A2A
5.41% due 02/25/2037 (b)***	1,490,519	1,490,286
Specialty Underwriting & Residential Finance,
Series 2006-BC3, Class A2A
5.35% due 06/25/2037 (b)***	77,359	77,365
Specialty Underwriting & Residential Finance,
Series 2006-BC5, Class A2B
5.365% due 11/25/2037 (b)***	96,183	96,138
Structured Asset Investment Loan Trust, Series
2006-4, Class A3
5.37% due 07/25/2036 (b)***	73,197	73,198
Structured Asset Investment Loan Trust,
Series 2005-6, Class A7
5.44% due 07/25/2035 (b)***	60,182	60,189
Structured Asset Securities Corp., Series
2005-WF4, Class A2
5.40% due 11/25/2035 (b)***	307,808	307,854
Structured Asset Securities Corp., Series 2006-11,
Class A1
5.345% due 10/25/2035 (b)***	665,476	664,474
Structured Asset Securities Corp., Series
2006-BC3, Class A2
5.37% due 10/25/2036 (b)***	1,020,563	1,020,844
Structured Asset Securities Corp.,
Series 2005-7XS, Class 2A1A
4.90% due 04/25/2035 ***	1,243,921	1,224,326
Structured Asset Securities Corp.,
Series 2005-S7, Class A1
5.48% due 12/25/2035 (b)***	883,061	883,166
Susquehanna Auto Lease Trust,
Series 2006-1, Class A1
4.9909% due 04/16/2007 ***	20,760	20,757
Triad Auto Receivables Owner Trust, Series
2006-C, Class A1
5.3409% due 11/13/2007 ***	372,282	372,166
Truman Capital Mortgage Loan Trust,
Series 2004-1, Class A1
5.69% due 01/25/2034 (b)***	42,914	43,049
USAA Auto Owner Trust, Series 2006-1, Class A2
5.03% due 11/17/2008 ***	387,555	387,192
Wachovia Auto Loan Owner Trust, Series 2006-2A,
Class A1
5.358% due 11/09/2007 ***	221,880	222,046

TOTAL ASSET BACKED SECURITIES
(Cost $103,706,198)	$ 103,694,922

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS - 0.02%
Call Options - 0.02%
Chicage Board of Trade American Purchased Call
on U.S. Treasury Bonds Futures
Expiration 02/23/2007 at $123.00 *	140,000	$ 2,188
Over The Counter European Style Call
Expiration 06/07/2007 at $5.25 *	30,000,000	176,924
Expiration 06/07/2007 at $5.25 *	7,000,000	41,282

		220,394

Put Options - 0.00%
Chicage Board of Trade American Purchased Put
on U.S. Treasury Notes Futures
Expiration 02/23/2007 at $103.00 *	246,000	3,844
Chicago Board of Trade American Put 5 Yrs.
Futures
Expiration 02/23/2007 at $102.00 *	625,000	9,766
Chicago Mercantile Exchange American
Purchase Put on Eurodollar
Expiration 12/17/2007 at $91.25 *	172,500	431
Expiration 03/17/2008 at $91.75 *	812,500	2,031
Expiration 09/17/2007 at $92.00 *	25,000	62
Over The Counter European Purchase Put
Treasury Inflationary Index, 0.875%
Expiration 03/05/2007 at $81.00 *	119,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 1.875%
Expiration 03/19/2007 at $67.00 *	100,000,000	0
Expiration 03/05/2007 at $73.00 *	31,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 3.5%
Expiration 01/23/2007 at $95.00 *	75,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 3.625%
Expiration 03/19/2007 at $63.00 *	70,000,000	0
Expiration 03/19/2007 at $95.00 *	25,000,000	0
Over The Counter European Purchase Put
Treasury Inflationary Index, 4.25%
Expiration 02/21/2007 at $96.00 *	50,000,000	0

		16,134

TOTAL OPTIONS (Cost $290,895)		$ 236,528

SHORT TERM INVESTMENTS - 67.44%
Abbey National LLC
5.245% due 01/08/2007 ***	$ 24,200,000	$ 24,175,319
ASB Finance, Ltd.
5.235% due 03/13/2007 ***	2,800,000	2,751,547
5.25% due 01/26/2007 to 02/27/2007 ***	26,100,000	25,764,700
Bank of America Corp.
5.25% due 01/12/2007	28,900,000	28,567,502
Bank of Ireland
5.245% due 01/30/2007 ***	25,500,000	25,158,201
Barclays Bank PLC NY
5.265% due 01/29/2007 ***	400,000	400,351
Barclays U.S. Funding LLC
5.25% due 01/12/2007 to 03/14/2007 ***	27,800,000	27,710,065
BNP Paribas
5.262% due 05/28/2008 ***	4,800,000	4,797,024

The accompanying notes are an integral part of the financial statements.

112

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Real Return Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

SHORT TERM INVESTMENTS (continued)
BNP Paribas Finance, Inc.
5.24% due 01/19/2007 ***	$ 1,000,000		$ 997,380
Calyon North America Discount Note
5.24% due 02/08/2007 ***		25,800,000	25,657,297
CBA (Delaware) Finance, Inc.
5.25% due 03/07/2007 ***		400,000	396,208
Cox Communications, Inc.
5.58% due 01/16/2007 ***		800,000	800,000
DaimlerChrysler North America Holding Corp.
5.345% due 06/22/2007 ***		4,800,000	4,677,421
Danske Corp.
5.225% due 03/12/2007 ***		25,500,000	25,041,071
5.255% due 01/04/2007 to 01/18/2007 ***		3,100,000	3,089,251
Dexia Delaware LLC
5.24% due 02/20/2007 ***		24,100,000	23,924,606
DNB NORBank ASA
5.25% due 01/16/2007 ***		21,000,000	20,954,062
5.265% due 02/20/2007 ***		5,500,000	5,459,781
Federal Republic of Germany, Series 0806
zero coupon due 02/14/2007 ***	EUR	7,190,000	9,448,101
Federal Republic of Germany, Series 139
4.00% due 02/16/2007		15,080,000	19,928,035
4.00% due 02/16/2007 ***		26,640,000	35,173,710
Fortis Funding LLC
5.265% due 01/02/2007 ***	$ 26,800,000		26,717,691
General Electric Capital Corp.
5.24% due 02/08/2007 ***		700,000	696,128
5.25% due 01/17/2007 ***		23,800,000	23,744,467
HBOS Treasury Services PLC
5.24% due 03/06/2007 ***		45,600,000	45,175,211
Ixis Commerical Paper
5.26% due 02/02/2007 ***		4,100,000	4,070,646
Ixis Corp.
5.23% due 03/05/2007 ***		25,600,000	25,161,145
Kingdom of Netherlands
zero coupon due 02/28/2007 ***	EUR	17,500,000	22,964,750
Nordea Bank Finland PLC, New York NY, Series
YCD
5.2625% due 03/31/2008 (b)***	$ 3,400,000		3,398,436
Nordea North America, Inc.
5.245% due 01/08/2007 ***		25,700,000	25,673,790
Rabobank USA Finance Corp.
5.28% due 01/02/2007 ***		22,500,000	22,496,700
Skandinaviska Enskilda Banken
5.22% due 03/06/2007 ***		27,500,000	27,116,901
Skandinaviska Enskilda Banken AB
5.272% due 07/06/2007		100,000	99,989
5.272% due 07/06/2007 ***		700,000	700,000
5.32% due 10/03/2007 to 02/04/2008 ***		1,100,000	1,099,821
Societe Generale North America, Inc.
5.20% due 04/02/2007 ***		700,000	690,799
5.225% due 03/01/2007		800,000	793,149
5.23% due 02/09/2007 ***		4,200,000	4,176,203
5.235% due 02/16/2007 ***		300,000	297,993
5.245% due 01/08/2007 ***		1,300,000	1,298,674
Societe Generale NY, Series YCD
5.287% due 06/11/2007 (b)***		800,000	799,847

Real Return Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
Spintab AB
5.24% due 02/23/2007 ***	$ 24,200,000	$ 24,013,310
State Street Navigator Securities Lending
Prime Portfolio (c)	1,225,250	1,225,250
Swebbank Mortgage AB
5.225% due 03/07/2007 ***	5,300,000	5,250,000
Time Warner, Inc.
5.36% due 04/12/2007	1,900,000	1,868,316
5.39% due 01/25/2007 ***	7,900,000	7,871,613
Toyota Motor Credit Corp., MTN
5.23% due 02/23/2007 ***	25,000,000	24,807,507
U.S. Treasury Bills
zero coupon due 03/01/2007 to
03/15/2007 *** ****	1,080,000	1,069,564
UBS Finance (Delaware) LLC
5.16% due 06/12/2007 ***	9,800,000	9,572,444
5.185% due 04/02/2007 ***	200,000	197,379
5.205% due 01/26/2007 ***	800,000	797,108
5.225% due 03/08/2007 ***	600,000	594,253
5.24% due 01/22/2007 ***	7,000,000	6,978,603
5.27% due 01/05/2007 ***	2,700,000	2,698,419
Viacom, Inc.
5.60% due 03/22/2007 ***	1,200,000	1,200,000
Westpac Banking Corp.
5.215% due 02/05/2007 ***	900,000	883,703
Westpac Trust Securities NZ, Ltd.
5.245% due 01/25/2007 ***	1,400,000	1,381,439
5.33% due 01/18/2007	22,400,000	22,307,140

TOTAL SHORT TERM INVESTMENTS
(Cost $662,832,607)		$ 664,760,020

REPURCHASE AGREEMENTS - 1.08%
Lehman Brothers Tri-Party
Repurchase Agreement dated
12/29/2006 at 4.85% to be
repurchased at $6,003,233 on
01/02/2007, collateralized by
$5,000,000 U.S. Treasury Notes,
3.50% due 01/15/2011 (valued at
$6,156,267, including interest) ***	$ 6,000,000	$ 6,000,000
Repurchase Agreement with State Street
Corp. dated 12/29/2006 at 3.95% to be
repurchased at $4,603,019 on 01/02/2007,
collateralized by $4,570,000 U.S. Treasury
Notes, 5.125% due 06/30/2008 (valued at
$4,695,675, including interest) (c)	4,601,000	4,601,000

TOTAL REPURCHASE AGREEMENTS
(Cost $10,601,000)		$ 10,601,000

Total Investments (Real Return Bond Trust)
(Cost $2,141,530,959) - 214.59%		$ 2,115,165,313
Liabilities in Excess of Other Assets - (114.59)%		(1,129,507,091)

TOTAL NET ASSETS - 100.00%		$ 985,658,222

The accompanying notes are an integral part of the financial statements.

113

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Schedule of Securities Sold Short
	Shares or
	Principal
	Amount	Value

U.S. TREASURY NOTES - 100.00%
U.S. Treasury Notes
4.625%, due 11/15/2016	$ 10,000,000	$ 9,934,380

TOTAL U.S. TREASURY
NOTES (Proceeds $10,075,763)	$ 9,934,380

Total Securities Sold Short
(Proceeds $10,075,763)	$ 9,934,380

Short-Term Bond Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 11.84%
U.S. Treasury Notes - 11.84%
4.50% due 11/30/2011 (a)	$ 800,000	$ 792,875
4.25% due 10/31/2007 (a)	12,800,000	12,717,005
4.625% due 11/15/2009 (a)	21,700,000	21,632,187

		35,142,067

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $35,237,418)	$ 35,142,067

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.13%
Federal Home Loan Mortgage Corp. - 4.16%
5.25% due 07/18/2011	8,500,000	8,601,728
5.801% due 11/01/2033 (b)	673,349	678,584
6.50% due 12/01/2009	231,346	233,519
7.00% due 12/01/2010 to 02/01/2014	1,557,861	1,599,433
7.50% due 11/01/2009 to 06/01/2012	378,771	386,696
8.00% due 06/01/2010	80,503	83,182
8.50% due 05/01/2015	728,627	771,804

		12,354,946
Federal National Mortgage
Association - 13.65%
4.25% due 08/15/2010	10,000,000	9,779,020
5.598% due 01/01/2033 (b)	343,152	346,184
5.621% due 09/01/2033 (b)	937,111	957,593
6.00% due 05/15/2008 to 01/01/2017	21,816,346	22,068,803
6.50% due 04/01/2017 to 08/01/2017	3,238,877	3,317,207
7.00% due 12/01/2010 to 07/01/2034	2,172,627	2,231,239
7.50% due 08/01/2009 to 07/01/2034	1,316,703	1,359,322
8.00% due 07/01/2014	426,458	446,629

		40,505,997
Government National Mortgage
Association - 0.32%
7.00% due 12/15/2008	189,032	190,567
8.00% due 12/15/2025	346,359	360,569
8.50% due 11/15/2015	387,771	406,620

		957,756

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $53,803,719)	$ 53,818,699

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 27.68%
Aerospace - 0.22%
Raytheon Company
6.75% due 08/15/2007	$ 643,000	$ 647,736

Amusement & Theme Parks - 0.67%
Walt Disney Co, Series MTN
5.4531% due 09/10/2009 (b)	2,000,000	2,002,086

Banking - 1.02%
Lehman Brothers Holdings, Inc., Series MTN
5.475% due 11/16/2009 (b)	2,000,000	1,999,950
5.75% due 04/25/2011	1,000,000	1,019,629

		3,019,579

Broadcasting - 1.01%
Univision Communications, Inc.
3.50% due 10/15/2007	2,000,000	1,956,900
Viacom, Inc.
6.625% due 05/15/2011	1,000,000	1,032,869

		2,989,769

Building Materials & Construction - 0.48%
DR Horton, Inc.
7.50% due 12/01/2007	1,400,000	1,420,399

Cable and Television - 1.87%
Cox Communications, Inc.
5.91% due 12/14/2007 (b)	1,000,000	1,004,172
Time Warner, Inc.
5.606% due 11/13/2009 (b)	2,500,000	2,501,917
6.75% due 04/15/2011	1,000,000	1,046,808
Viacom, Inc.
5.75% due 04/30/2011	1,000,000	1,000,511

		5,553,408

Crude Petroleum & Natural Gas - 0.38%
Sempra Energy
5.845% due 05/21/2008 (b)	1,130,000	1,130,447

Electrical Utilities - 1.22%
CenterPoint Energy, Inc., Series B
5.875% due 06/01/2008	1,150,000	1,152,240
Dominion Resources, Inc.
4.75% due 12/15/2010	1,000,000	977,013
Dominion Resources, Inc., Series B
5.554% due 11/14/2008 (b)	1,500,000	1,500,206

		3,629,459

Energy - 1.68%
Enterprise Products Operating LP, Series B
4.00% due 10/15/2007	2,000,000	1,975,534
Kansas City Power & Light Company, Series B
6.00% due 03/15/2007	1,000,000	1,000,427
Northern Border Pipeline Company
6.25% due 05/01/2007	2,000,000	2,004,208

		4,980,169

Financial Services - 3.39%
Capital One Financial Corp, Series MTN
5.70% due 09/15/2011	950,000	964,081
CIT Group, Inc.
5.595% due 05/18/2007 (b)	1,000,000	1,001,026

The accompanying notes are an integral part of the financial statements.

114

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Janus Capital Group, Inc.
5.875% due 09/15/2011	$ 1,000,000	$ 1,007,556
Kaupthing Bank HF
6.07% due 01/15/2010 (b)	1,000,000	1,001,995
NiSource Finance Corp.
7.875% due 11/15/2010	1,000,000	1,078,862
Preferred Term Securities VIII
5.35% due 01/03/2033 (b)	1,140,000	1,134,300
Residential Capital Corp.
6.675% due 11/21/2008 (b)	1,000,000	1,012,480
6.7388% due 06/29/2007 (b)	2,000,000	2,008,443
Vita Capital III, Ltd., Series B-I
6.465% due 01/01/2011 (b)	850,000	850,000

		10,058,743
Gas & Pipeline Utilities - 1.01%
Kinder Morgan Energy Partners, LP
5.35% due 08/15/2007	1,500,000	1,498,027
ONEOK Partners LP
5.90% due 04/01/2012	1,500,000	1,517,055

		3,015,082
Healthcare Services - 0.70%
WellPoint, Inc.
3.50% due 09/01/2007	1,225,000	1,208,455
3.75% due 12/14/2007	895,000	880,873

		2,089,328
Homebuilders - 0.13%
Centex Corp.
4.75% due 01/15/2008	400,000	396,196

Hotels & Restaurants - 1.02%
Harrah's Operating Company, Inc.
7.125% due 06/01/2007	1,000,000	1,004,690
Hilton Hotels Corp.
7.95% due 04/15/2007	1,000,000	1,007,000
Starwood Hotels & Resorts Worldwide, Inc.
7.375% due 05/01/2007	1,000,000	1,004,085

		3,015,775
Insurance - 3.70%
CNA Financial Corp.
6.00% due 08/15/2011	1,500,000	1,524,489
6.60% due 12/15/2008	1,400,000	1,429,596
Hartford Financial Services Group, Inc.
5.55% due 08/16/2008	1,250,000	1,255,820
6.375% due 11/01/2008	1,000,000	1,018,035
ING Security Life Institutional Funding
4.25% due 01/15/2010	895,000	871,392
Marsh & McLennan Companies, Inc.
5.375% due 03/15/2007	590,000	589,806
RenaissanceRe Holdings, Ltd.
7.00% due 07/15/2008	1,500,000	1,530,217
W.R. Berkley Corp.
5.125% due 09/30/2010	1,300,000	1,282,339
Xstrata Finance Dubai Ltd, Series 144A
5.723% due 11/13/2009 (b)	1,500,000	1,500,183

		11,001,877

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time - 0.34%
MGM Mirage, Inc.
6.00% due 10/01/2009	$ 1,000,000	$ 997,500

Petroleum Services - 0.33%
Anadarko Petroleum Corp.
3.25% due 05/01/2008	1,000,000	969,125

Publishing - 0.29%
Dow Jones & Company, Inc.
3.875% due 02/15/2008	890,000	871,449

Real Estate - 5.45%
Colonial Realty, LP
4.75% due 02/01/2010	1,500,000	1,458,666
Duke Realty, LP
3.35% due 01/15/2008	1,625,000	1,587,155
Health Care REIT, Inc.
7.50% due 08/15/2007	487,000	491,114
iStar Financial, Inc., REIT
5.9106% due 03/16/2009 (b)	2,000,000	2,013,354
iStar Financial, Inc., Series B, REIT
4.875% due 01/15/2009	1,620,000	1,601,944
Lennar Corp.
7.625% due 03/01/2009	500,000	520,535
Rouse Company, REIT
3.625% due 03/15/2009	900,000	852,292
Simon Property Group, LP, REIT
3.75% due 01/30/2009	2,256,000	2,191,111
United Dominion Realty Trust, Inc., Series MTNE
4.50% due 03/03/2008	1,000,000	982,137
Vornado Realty, LP
5.60% due 02/15/2011	1,000,000	997,896
5.625% due 06/15/2007	1,485,000	1,484,015
Westfield Group
5.40% due 10/01/2012	2,000,000	1,988,407

		16,168,626

Retail Trade - 0.67%
Home Depot, Inc.
5.49% due 12/16/2009 (b)	1,000,000	999,984
May Department Stores Company
3.95% due 07/15/2007	1,000,000	990,275

		1,990,259

Telecommunications Equipment &
Services - 0.36%
Deutsche Telekom International Finance BV
8.00% due 06/15/2010	1,000,000	1,082,833

Telephone - 1.06%
BellSouth Corp.
4.20% due 09/15/2009	1,200,000	1,166,564
Sprint Capital Corp.
6.375% due 05/01/2009	1,000,000	1,020,022
Telecom Italia Capital SA
4.00% due 01/15/2010	1,000,000	954,892

		3,141,478

The accompanying notes are an integral part of the financial statements.

115

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Transportation - 0.68%
FedEx Corp.
5.50% due 08/15/2009	$ 2,000,000	$ 2,007,596

TOTAL CORPORATE BONDS (Cost $82,505,963)	$ 82,178,919

COLLATERALIZED MORTGAGE
OBLIGATIONS - 34.47%
Banc of America Commercial Mortgage, Inc.,
Series 2004-1, Class A1
3.156% due 11/10/2039	2,222,700	2,151,657
Banc of America Commercial Mortgage, Inc.,
Series 2004-4, Class XP
0.7102% IO due 07/10/2042 (b)	63,864,053	1,465,233
Banc of America Funding Corp.,
Series 2005-H, Class 1A1
5.0571% due 11/20/2035 (b)	2,744,340	2,746,159
Banc of America Large Loan,
Series 2005-ESHA, Class H
6.45% due 07/14/2020 (b)	1,500,000	1,501,848
Banc of America Large Loan,
Series 2005-MIB1, Class B
5.61% due 03/15/2022 (b)	850,000	850,723
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2006-4, Class 2A1
5.8425% due 10/25/2036 (b)	5,758,581	5,777,761
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2004-PWR3, Class A1
3.236% due 02/11/2041	946,109	919,013
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2005-PW10, Class X2
0.059% IO due 12/11/2040 (b)	408,931,881	1,778,118
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-T24, Class A2
5.478% due 10/12/2041	5,000,000	5,040,752
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW12, Class A1
5.546% due 09/11/2038 (b)	1,895,073	1,907,410
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW13, Class X2
0.447% IO due 09/11/2041 (b)	100,000,000	2,400,600
Bear Stearns Commercial Mortgage Securities,
Inc., Series 2006-BBA7, Class G
5.79% due 03/15/2019 (b)	1,000,000	1,000,039
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-AR1, Class 1A1
4.90% due 10/25/2035 (b)	896,950	886,831
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WF2, Class A2C
5.852% due 05/25/2036	1,700,000	1,705,406
Commercial Mortgage Pass Through Certificates,
Series 2004-LB2A, Class X2
0.9782% IO due 03/10/2039 (b)	38,276,781	1,039,000
Commercial Mortgage Pass Through Certificates,
Series 2005-FL11, Class AJ
5.55% due 11/15/2017 (b)	565,000	565,193
Commercial Mortgage Pass Through Certificates,
Series 2006-CN2A, Class AJFX
5.478% due 02/05/2019	2,700,000	2,719,098

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Commercial Mortgage Pass Through Certificates,
Series 2006-FL12, Class B
5.49% due 12/15/2020 (b)	$ 1,990,614	$ 1,990,614
Countrywide Alternative Loan Trust,
Series 2003-3T1, Class A2
4.50% due 05/25/2033	991,690	971,561
Countrywide Alternative Loan Trust,
Series 2004-J7, Class 1AIO
1.30% IO due 02/25/2007	11,546,634	12,192
Countrywide Alternative Loan Trust,
Series 2005-2, Class 1A1
5.1109% due 03/25/2035 (b)	1,294,669	1,296,196
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2004-2, Class 1A1
4.1287% due 02/25/2034 (b)	855,842	864,919
Countrywide Home Loans, Series 2005-HYB5,
Class 1A2
4.8831% due 09/20/2035 (b)	1,744,357	1,726,812
Countrywide Home Loans,
Series 2005-HYB6, Class 1A1
5.0683% due 10/20/2035 (b)	1,148,311	1,143,436
Credit Suisse Mortgage Capital Certificates,
Series 2006-C4, Class ASP
0.5913% IO due 09/15/2039 (b)	122,000,000	3,841,829
Credit Suisse Mortgage Capital Certificates,
Series 2006-TF2A, Class SVA2
5.62% due 10/15/2021 (b)	2,000,000	2,000,000
Credit Suisse Mortgage Capital Certificates,
Series 2006-TFLA, Class B
5.58% due 04/15/2021 (b)	675,000	675,198
Crown Castle Towers LLC, Series 2006-1A, Class C
5.469% due 11/15/2036	1,500,000	1,498,117
CS First Boston Mortgage Securities Corp.,
Series 2003-C3, Class A1
2.079% due 05/15/2038	1,124,642	1,095,694
Federal Home Loan Mortgage Corp.,
Series 2516, Class AX
8.50% due 01/15/2016	722,475	745,734
Federal Home Loan Mortgage Corp.,
Series 2589, Class GK
4.00% due 03/15/2026	2,206,806	2,176,848
Federal National Mortgage Association,
Series 2001-53, Class GH
8.00% due 09/25/2016	281,563	296,088
First Horizon Alternative Mortgage Securities,
Series 2004-AA2, Class 2A1
5.019% due 08/25/2034 (b)	1,660,296	1,652,636
Global Signal Trust, Series 2006-1, Class C
5.707% due 02/15/2036	670,000	674,240
GS Mortgage Securities Corp. II,
Series 2003-C1, Class A1
2.904% due 01/10/2040	1,036,799	1,019,983
Harborview Mortgage Loan Trust,
Series 2004-7, Class 2A3
4.388% due 11/19/2034 (b)	1,115,904	1,116,813

The accompanying notes are an integral part of the financial statements.

116

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Indymac Indx NIM Corp.,
Series 2006-AR6, Class N1
6.6536% due 06/25/2046	$ 1,114,581	$ 1,110,401
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB16, Class X2
0.5077% IO due 05/12/2045 (b)	110,000,000	2,817,419
LB-UBS Commercial Mortgage Trust,
Series 2000-C3, Class A1
7.95% due 05/15/2015	205,050	205,296
LB-UBS Commercial Mortgage Trust,
Series 2003-C1, Class A1
2.72% due 03/15/2027	1,472,903	1,440,003
LB-UBS Commercial Mortgage Trust,
Series 2005-C5, Class XCP
0.3631% IO due 09/15/2040 (b)	38,744,127	658,584
LB-UBS Commercial Mortgage Trust,
Series 2006-C6, Class XCP
0.6467% IO due 09/15/2039 (b)	84,803,000	2,882,691
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2004-LLFA, Class A2
5.52% due 10/15/2017 (b)	465,889	465,910
Lehman Brothers Floating Rate Commercial
Mortgage Trust, Series 2005-LLFA, Class E
5.63% due 07/15/2018 (b)	1,270,000	1,270,046
Mastr Adjustable Rate Mortgages Trust,
Series 2005-2, Class 2A1
5.1138% due 03/25/2035 (b)	1,560,532	1,557,646
Merrill Lynch Mortgage Investors Inc,
Series 2003-A1, Class 1A
7.1275% due 12/25/2032 (b)	127,579	128,168
Merrill Lynch Mortgage Trust,
Series 2005-CKI1, Class A1
5.077% due 11/12/2037	2,697,855	2,687,423
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class A1
5.528% due 05/12/2039 (b)	1,373,786	1,380,151
MLCC Mortgage Investors, Inc.,
Series 2003-C, Class B1
6.00% due 06/25/2028 (b)	1,192,489	1,204,230
Morgan Stanley Capital I,
Series 2005-HQ6, Class X2
0.369% IO due 08/13/2042 (b)	37,483,805	721,698
Multi Security Asset Trust,
Series 2005-RR4A, Class A1
4.38% due 11/28/2035	2,480,305	2,425,481
SBA CMBS Trust, Series 2006-1A, Class A
5.314% due 11/15/2036	2,000,000	2,003,439
Sequoia Mortgage Trust, Series 2004-4, Class A
5.7288% due 05/20/2034 (b)	877,494	878,084
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-14, Class 1A
5.0558% due 10/25/2034 (b)	2,496,020	2,525,254
Washington Mutual, Inc.,
Series 2005-AR12, Class 1A8
4.8384% due 10/25/2035 (b)	934,417	923,738
Washington Mutual, Inc., Series 2006-SL1, Class A
5.303% due 11/23/2043	998,287	1,002,740

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-2, Class A6
5.25% due 02/25/2018	$ 3,622,920	$ 3,586,590
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9448% due 10/25/2035 (b)	1,087,738	1,084,915
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 4A1
4.9919% due 10/25/2035 (b)	5,693,040	5,635,699
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR17, Class A1
5.3451% due 10/25/2036 (b)	4,514,173	4,488,422

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $102,901,198)	$ 102,337,779

ASSET BACKED SECURITIES - 6.33%
Alesco Preferred Funding, Ltd., Series 14A, Class B
6.015% due 09/23/2037 (b)	2,000,000	2,000,000
Arbor Realty Mortgage Securities, Series
2006-1A, Class C
5.96% due 01/26/2042 (b)	365,000	365,000
Arbor Realty Mortgage Securities, Series
2006-1A, Class F
6.41% due 01/26/2042 (b)	610,000	610,000
Capital Trust Re CDO, Ltd., Series 2005-1A, Class B
5.82% due 03/20/2050 (b)	3,000,000	3,003,000
Countrywide Asset-Backed Certificates,
Series 2004-10, Class AF3
3.842% due 10/25/2030 (b)	240,767	239,597
Countrywide Asset-Backed Certificates,
Series 2005-1, Class 1AV2
5.55% due 07/25/2035 (b)	1,035,192	1,035,536
Equity One ABS, Inc., Series 2004-2, Class AV2
5.60% due 07/25/2034 (b)	77,204	77,339
Green Tree Financial Corp., Series 1996-8, Class A6
7.60% due 10/15/2027	148,017	153,037
Highland Park CDO, Ltd., Series 2006-1A, Class A2
5.77% due 11/25/2051 (b)	800,000	797,320
Home Equity Mortgage Trust,
Series 2005-3, Class A1
5.59% due 11/25/2035 (b)	601,150	601,406
Long Beach Asset Holdings Corp,
Series 2006-WL2, Class N2
5.82% due 02/25/2011 (b)	1,500,000	1,500,000
Long Beach Mortgage Loan Trust,
Series 2004-1, Class M3
6.05% due 02/25/2034 (b)	4,000,000	4,008,660
N-Star Real Estate CDO, Ltd.,
Series 2006-8A, Class E
6.10% due 02/01/2041 (b)	475,000	475,000
N-Star Real Estate CDO, Ltd.,
Series 2006-8a, Class G
6.30% due 02/01/2041 (b)	475,000	475,000
Ownit Mortgage Loan, Series 2006-1, Class AF2
5.29% due 12/25/2036	900,000	893,953

The accompanying notes are an integral part of the financial statements.

117

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Short-Term Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF2
5.533% due 05/25/2036	$ 500,000	$ 498,125
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF3
5.608% due 05/25/2036	500,000	499,609
SACO I, Inc., Series 2006-8, Class AIO
5.50% IO due 06/25/2036 (b)	19,613,000	827,498
SG Mortgage Securities NIM Trust, Series
2006-FRE2, Class N1
6.00% due 07/25/2036	755,382	751,959

TOTAL ASSET BACKED SECURITIES
(Cost $18,705,706)		$ 18,812,039

SHORT TERM INVESTMENTS - 12.16%
State Street Navigator Securities
Lending Prime Portfolio (c)	$ 36,100,375	$ 36,100,375

TOTAL SHORT TERM INVESTMENTS
(Cost $36,100,375)		$ 36,100,375

REPURCHASE AGREEMENTS - 0.72%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$2,153,945 on 1/2/2007,
collateralized by $2,140,000
Federal National Mortgage
Association, 5.75% due
02/15/2008 (valued at $2,199,177,
including interest) (c)	$ 2,153,000	$ 2,153,000

TOTAL REPURCHASE AGREEMENTS
(Cost $2,153,000)		$ 2,153,000

Total Investments (Short-Term Bond Trust)
(Cost $331,407,379) - 111.33%		$ 330,542,878
Liabilities in Excess of Other Assets - (11.33)%		(33,640,998)

TOTAL NET ASSETS - 100.00%		$ 296,901,880

Strategic Bond Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 0.09%
Cellular Communications - 0.08%
American Tower Corp., Class A *	13,094	$ 488,144

Chemicals - 0.01%
Applied Extrusion Technologies, Class B * (a)	5,628	30,954

Food & Beverages - 0.00%
Imperial Sugar Company (a)	688	16,657

Household Products - 0.00%
Home Interiors *	1,103,919	11,039

TOTAL COMMON STOCKS (Cost $503,686)		$ 546,794

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.39%
Automobiles - 0.37%
General Motors Corp., Series C (a)	99,275	$ 2,255,528

Crude Petroleum & Natural Gas - 0.02%
Chesapeake Energy Corp. *	491	123,933

TOTAL PREFERRED STOCKS (Cost $2,538,220)		$ 2,379,461

U.S. TREASURY OBLIGATIONS - 6.46%
Treasury Inflation Protected
Securities (d) - 3.61%
0.875% due 04/15/2010	$ 2,856,290	2,706,879
1.875% due 07/15/2015	456,733	437,534
2.00% due 01/15/2026	233,974	219,963
2.00% due 01/15/2016 (a)	762,960	736,404
2.375% due 04/15/2011 (a)	14,231,048	14,169,315
2.50% due 07/15/2016 (a)	2,329,487	2,346,301
3.875% due 01/15/2009 to 04/15/2029 (a)	1,351,658	1,638,881

		22,255,277
U.S. Treasury Bonds - 2.29%
4.50% due 02/15/2036 (a)	14,820,000	14,092,901

U.S. Treasury Notes - 0.56%
4.25% due 08/15/2015 ****	2,000,000	1,935,312
5.125% due 05/15/2016 (a)	1,490,000	1,534,758

		3,470,070

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,896,858)		$ 39,818,248

U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.81%
Federal Home Loan Bank - 0.20%
5.40% due 01/02/2009	1,250,000	1,248,131

Federal Home Loan Mortgage Corp. - 0.22%
5.125% due 04/18/2011	520,000	523,602
8.00% due 05/01/2010	8,582	8,764
8.50% due 05/01/2008	4,263	4,329
5.55% due 12/11/2008	820,000	819,479

		1,356,174
Federal National Mortgage
Association - 22.20%
5.00% TBA **	57,090,000	55,319,662
5.40% due 04/13/2009 (a)	290,000	289,944
5.50% TBA **	64,000,000	63,536,015
6.00% TBA **	6,550,000	6,596,575
6.50% due 10/01/2032	1,138,212	1,164,300
6.50% TBA **	9,100,000	9,270,625
6.81% due 11/01/2035	335,391	346,690
7.50% due 07/01/2030 to 02/01/2031	86,141	89,633
8.00% due 07/01/2027 to 08/01/2027	69,644	73,699
8.80% due 01/25/2019	67,079	71,707
10.40% due 04/25/2019	22,450	24,071

		136,782,921
Government National Mortgage
Association - 6.19%
5.00% due 04/15/2034 to 04/15/2035	5,625,190	5,474,276

The accompanying notes are an integral part of the financial statements.

118

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
6.00% TBA **		$ 32,200,000	$ 32,642,750
7.50% due 04/15/2022 to 10/15/2027		27,418	28,661

			38,145,687

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $177,808,968)		$ 177,532,913

FOREIGN GOVERNMENT OBLIGATIONS - 6.49%
Brazil - 2.50%
Federative Republic of Brazil
6.00% due 05/15/2045	BRL	546,000	346,179
6.00% due 05/15/2015		546,000	369,418
8.25% due 01/20/2034 (a)	$ 3,950,000		4,789,375
11.00% due 08/17/2040 (a)		7,458,000	9,881,850

			15,386,822
Colombia - 0.14%
Republic of Colombia
8.125% due 05/21/2024 (a)		203,000	234,465
10.00% due 01/23/2012		265,000	311,375
10.75% due 01/15/2013		250,000	309,375

			855,215
Italy - 0.33%
Republic of Italy
5.804% due 10/25/2032		1,948,000	2,013,901

Mexico - 0.78%
Government of Mexico
5.625% due 01/15/2017 (a)		2,772,000	2,774,772
7.50% due 04/08/2033		534,000	630,120
8.125% due 12/30/2019		790,000	959,850
10.375% due 02/17/2009		396,000	436,590

			4,801,332
Panama - 0.72%
Republic of Panama
6.70% due 01/26/2036 (a)		303,000	315,120
7.25% due 03/15/2015		360,000	389,700
9.375% due 04/01/2029		2,783,000	3,715,305

			4,420,125
Russia - 2.02%
Russian Federation, Series REGS
5.00% due 03/31/2030		11,056,000	12,481,119

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $37,503,481)		$ 39,958,514

CORPORATE BONDS - 46.62%
Advertising - 0.21%
Lamar Media Corp.
6.625% due 08/15/2015		170,000	168,512
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016		625,000	656,250

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Advertising (continued)
R.H. Donnelley Finance Corp., Series I
10.875% due 12/15/2012	$ 450,000	$ 490,500

		1,315,262
Aerospace - 0.21%
Alliant Techsystems, Inc.
6.75% due 04/01/2016	155,000	155,000
DRS Technologies, Inc.
6.875% due 11/01/2013	550,000	554,125
7.625% due 02/01/2018	50,000	51,500
Sequa Corp.
9.00% due 08/01/2009	275,000	294,250
TransDigm, Inc.
7.75% due 07/15/2014	215,000	221,450

		1,276,325
Air Travel - 0.04%
Continental Airlines, Inc.
6.541% due 09/15/2008	36,360	36,406
8.75% due 12/01/2011	180,000	180,900

		217,306
Aluminum - 0.01%
Aleris International, Inc.
10.00% due 12/15/2016	65,000	65,488

Apparel & Textiles - 0.10%
Levi Strauss & Company
9.75% due 01/15/2015	550,000	592,625

Auto Parts - 0.17%
Keystone Automotive Operations
9.75% due 11/01/2013	250,000	247,500
TRW Automotive, Inc.
9.375% due 02/15/2013	130,000	139,425
11.00% due 02/15/2013	10,000	10,962
Visteon Corp.
7.00% due 03/10/2014 (a)	310,000	271,250
8.25% due 08/01/2010 (a)	405,000	394,875

		1,064,012
Auto Services - 0.23%
Hertz Corp., Class A
8.875% due 01/01/2014	355,000	371,862
10.50% due 01/01/2016 (a)	585,000	643,500
Penhall International Corp.
12.00% due 08/01/2014	345,000	372,600

		1,387,962
Automobiles - 2.03%
DaimlerChrysler North America Holding Corp.
4.05% due 06/04/2008 (a)	1,760,000	1,722,401
Ford Motor Company
4.25% due 12/15/2036	400,000	429,768
6.625% due 10/01/2028	225,000	163,125
7.45% due 07/16/2031 (a)	1,905,000	1,495,425
8.875% due 01/15/2022	145,000	126,150
8.90% due 01/15/2032 (a)	150,000	134,625
General Motors Corp.
8.25% due 07/15/2023 (a)	150,000	139,500

The accompanying notes are an integral part of the financial statements.

119

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Automobiles (continued)
General Motors Corp. (continued)
8.375% due 07/15/2033 (a)	$ 9,000,000	$ 8,325,000

		12,535,994
Banking - 2.16%
Bank of America Corp.
5.42% due 03/15/2017	2,300,000	2,282,187
Glitnir Banki HF
6.33% due 07/28/2011	720,000	739,305
6.693% due 06/15/2016 (b)	1,220,000	1,259,494
Kaupthing Bank
5.758% due 04/12/2011	2,030,000	2,044,155
7.125% due 05/19/2016	440,000	466,698
Resona Preferred Global Securities (Cayman), Ltd.
7.191% due 12/29/2049 (b)	860,000	897,352
Wachovia Corp.
5.25% due 08/01/2014 ***	3,280,000	3,240,046
Wells Fargo Company
5.30% due 08/26/2011 (a)	2,360,000	2,369,416

		13,298,653
Broadcasting - 0.59%
CMP Susquehanna Corp.
9.875% due 05/15/2014	295,000	293,525
CSC Holdings, Inc.
7.00% due 04/15/2012	400,000	390,000
8.125% due 08/15/2009	550,000	569,937
CSC Holdings, Inc., Series B
8.125% due 07/15/2009	75,000	77,719
News America, Inc.
5.30% due 12/15/2014	2,050,000	2,015,269
XM Satellite Radio, Inc.
9.75% due 05/01/2014 (a)	170,000	170,000
9.8713% due 05/01/2013 (b)	120,000	116,700

		3,633,150
Building Materials & Construction - 0.19%
Associated Materials, Inc.
zero coupon, Step up to 11.25% on
03/01/2009 due 03/01/2014 (a)	870,000	587,250
NTK Holdings, Inc.
zero coupon, Step up to 10.75% on
09/01/2009 due 03/01/2014 (a)	795,000	556,500

		1,143,750
Business Services - 0.49%
Activant Solutions, Inc.
9.50% due 05/01/2016	195,000	181,350
Affinion Group, Inc.
10.125% due 10/15/2013	480,000	508,800
11.50% due 10/15/2015	100,000	105,750
Allied Security Escrow Corp.
11.375% due 07/15/2011	75,000	76,875
Electronic Data Systems Corp.
7.125% due 10/15/2009	1,370,000	1,428,229
Sungard Data Systems, Inc.
9.125% due 08/15/2013	438,000	459,900

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services (continued)
Sungard Data Systems, Inc. (continued)
10.25% due 08/15/2015 (a)	$ 235,000	$ 250,863

		3,011,767
Cable and Television - 1.60%
Charter Communications Holdings I LLC
11.00% due 10/01/2015 (a)	14,000	14,315
11.75 due 05/15/2014	145,000	130,863
13.50% due 01/15/2014 (a)	175,000	171,938
Charter Communications Holdings I LLC/Charter
Communications Holdings I Capital Corp.
11.00% due 10/01/2015 (a)	460,000	472,075
Charter Communications Holdings II LLC/Charter
Communications Holdings II Capital Corp.
10.25% due 09/15/2010	400,000	418,500
10.25% due 10/01/2013 (a)	290,000	308,850
Charter Communications Holdings LLC
zero coupon, Step up to 12.125% on
01/15/2007 due 01/15/2012	90,000	83,925
9.92% due 04/01/2011	30,000	27,750
11.75 due 05/15/2011	180,000	172,800
Comcast Corp.
6.50% due 01/15/2015	860,000	896,056
6.50% due 01/15/2017	450,000	469,585
DirecTV Holdings LLC
8.375% due 03/15/2013	30,000	31,200
EchoStar DBS Corp.
6.625% due 10/01/2014	1,200,000	1,170,000
7.125% due 02/01/2016	65,000	65,000
ION Media Networks, Inc.
11.624% due 01/15/2013 (b)	80,000	81,000
Kabel Deutschland GmbH
10.625% due 07/01/2014	425,000	471,219
Lodgenet Entertainment Corp.
9.50% due 06/15/2013	455,000	490,262
Rainbow National Services LLC
8.75% due 09/01/2012	70,000	73,587
10.375% due 09/01/2014	75,000	83,344
Rogers Cable, Inc.
6.25% due 06/15/2013	15,000	15,112
8.75% due 05/01/2032	525,000	637,875
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	290,000	299,425
Time Warner Entertainment Company LP
8.375% due 07/15/2033	820,000	991,044
Time Warner, Inc.
7.625% due 04/15/2031	1,775,000	1,982,961
Videotron Ltee
6.375% due 12/15/2015	300,000	293,250

		9,851,936
Cellular Communications - 0.62%
AT&T Broadband Corp.
8.375% due 03/15/2013	1,580,000	1,799,723
Nextel Communications, Inc.
6.875% due 10/31/2013	250,000	252,582

The accompanying notes are an integral part of the financial statements.

120

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cellular Communications (continued)
Rogers Wireless, Inc.
7.25% due 12/15/2012	$ 40,000	$ 42,400
8.00% due 12/15/2012	140,000	149,450
Rural Cellular Corp.
9.875% due 02/01/2010	475,000	505,281
True Move Company, Ltd.
10.75% due 12/16/2013	680,000	664,700
UbiquiTel Operating Company
9.875% due 03/01/2011	375,000	405,000

		3,819,136
Chemicals - 0.45%
Arco Chemical Company
9.80% due 02/01/2020	100,000	115,500
Chemtura Corp.
6.875% due 06/01/2016 (a)	65,000	62,563
Equistar Chemicals LP
10.625% due 05/01/2011	325,000	346,125
Georgia Gulf Corp.
9.50% due 10/15/2014	460,000	448,500
Huntsman International LLC
7.875% due 11/15/2014	140,000	141,050
9.875% due 03/01/2009	301,000	310,030
Lyondell Chemical Company
8.00% due 09/15/2014	120,000	124,500
8.25% due 09/15/2016	100,000	105,000
10.50% due 06/01/2013	30,000	33,000
11.125% due 07/15/2012	320,000	344,000
Methanex Corp.
8.75% due 08/15/2012	195,000	212,062
Montell Finance Company BV
8.10% due 03/15/2027	270,000	256,500
Westlake Chemical Corp.
6.625% due 01/15/2016	300,000	290,250

		2,789,080
Coal - 0.05%
International Coal Group, Inc.
10.25% due 07/15/2014 (a)	325,000	325,000

Commercial Services - 0.11%
DI Finance/DynCorp International LLC, Series B
9.50% due 02/15/2013	405,000	429,300
Rental Service Corp.
9.50% due 12/01/2014	265,000	273,613

		702,913
Computers & Business Equipment - 0.10%
Xerox Corp.
6.40% due 03/15/2016	625,000	638,281

Construction Materials - 0.04%
Nortek, Inc.
8.50% due 09/01/2014	270,000	264,600

Containers & Glass - 0.38%
Berry Plastics Holding Corp.
8.875% due 09/15/2014	205,000	208,075
Graham Packaging Company, Inc.
9.875% due 10/15/2014 (a)	430,000	434,300

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Containers & Glass (continued)
Graphic Packaging International Corp.
8.50% due 08/15/2011	$ 575,000	$ 595,125
Owens-Brockway Glass Container, Inc.
7.75% due 05/15/2011	350,000	359,625
8.25% due 05/15/2013	75,000	77,531
Owens-Illinois, Inc.
7.35% due 05/15/2008	500,000	503,125
Plastipak Holdings, Inc.
8.50% due 12/15/2015	150,000	156,000
Radnor Holdings Corp.
11.00% due 03/15/2010 ^	175,000	438

		2,334,219
Correctional Facilities - 0.10%
Corrections Corp. of America
6.25% due 03/15/2013	250,000	247,813
6.75% due 01/31/2014	350,000	353,500

		601,313
Crude Petroleum & Natural Gas - 1.43%
Anadarko Finance Company, Series B
7.50% due 05/01/2031	1,370,000	1,554,420
Anadarko Petroleum Corp.
5.76% due 09/15/2009 (b)	1,340,000	1,345,465
5.95% due 09/15/2016	780,000	781,633
Chesapeake Energy Corp.
6.25% due 01/15/2018	535,000	514,937
6.625% due 01/15/2016	130,000	129,187
7.00% due 08/15/2014	300,000	304,875
Conoco, Inc.
6.95% due 04/15/2029	2,340,000	2,657,950
Encore Acquisition Company
6.00% due 07/15/2015	65,000	59,313
Geokinetics, Inc.
11.86% due 12/15/2012 (b)	115,000	115,575
Mariner Energy, Inc.
7.50% due 04/15/2013	140,000	135,800
OPTI Canada, Inc.
8.25% due 12/15/2014	230,000	235,175
PetroHawk Energy Corp.
9.125% due 07/15/2013	215,000	225,750
Pogo Producing Company
6.875% due 10/01/2017	300,000	286,500
7.875% due 05/01/2013	70,000	71,050
Quicksilver Resources, Inc.
7.125% due 04/01/2016	375,000	366,562

		8,784,192
Diversified Financial Services - 0.08%
Emeralds 2006-1-O
5.575% due 08/04/2020 (b)	500,000	499,950
Domestic Oil - 0.53%
Exco Resources, Inc.
7.25% due 01/15/2011	625,000	634,375
Forest Oil Corp.
8.00% due 12/15/2011	500,000	520,000

The accompanying notes are an integral part of the financial statements.

121

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
Magnum Hunter Resources, Inc.
9.60% due 03/15/2012	$ 384,000	$ 403,680
Stone Energy Corp.
8.25% due 12/15/2011 (a)	575,000	564,937
Swift Energy Company
7.625% due 07/15/2011	575,000	585,062
Whiting Petroleum Corp.
7.00% due 02/01/2014	575,000	573,563

		3,281,617
Drugs & Health Care - 0.32%
Humana, Inc.
6.30% due 08/01/2018	1,980,000	1,994,434

Educational Services - 0.03%
Education Management LLC
8.75% due 06/01/2014	195,000	201,825

Electrical Utilities - 4.52%
AES Corp.
7.75% due 03/01/2014 ***	6,180,000	6,519,900
8.75% due 06/15/2008 ***	2,140,000	2,217,575
8.875% due 02/15/2011	1,305,000	1,399,613
9.375% due 09/15/2010	1,730,000	1,879,212
9.50% due 06/01/2009	1,630,000	1,744,100
Dominion Resources, Inc.
5.70% due 09/17/2012	1,370,000	1,385,528
Edison Mission Energy
7.75% due 06/15/2016	260,000	275,600
Exelon Corp.
5.625% due 06/15/2035 (a)	1,390,000	1,309,323
FirstEnergy Corp.
6.45% due 11/15/2011	820,000	855,105
7.375% due 11/15/2031	1,420,000	1,617,147
Midwest Generation LLC, Series B
8.56% due 01/02/2016	233,744	257,703
Mirant Americas Generation LLC
8.30% due 05/01/2011	605,000	620,125
Orion Power Holdings, Inc.
12.00% due 05/01/2010	220,000	249,700
Pacific Gas & Electric Company
6.05% due 03/01/2034	930,000	937,975
TXU Corp., Series P
5.55% due 11/15/2014	440,000	417,710
TXU Corp., Series R
6.55% due 11/15/2034 (a)	6,470,000	6,050,925
TXU Electric Delivery Company
6.375% due 01/15/2015 (a)	110,000	113,385

		27,850,626
Electronics - 0.14%
L-3 Communications Corp.
7.625% due 06/15/2012	850,000	879,750

Energy - 0.59%
Duke Energy Company
4.20% due 10/01/2008	2,120,000	2,077,339
Inergy, LP
6.875% due 12/15/2014	325,000	319,313

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Energy (continued)
NRG Energy, Inc.
7.25% due 02/01/2014	$ 225,000	$ 226,687
7.375% due 02/01/2016	975,000	979,875

		3,603,214
Financial Services - 9.52%
Aiful Corp.
5.00% due 08/10/2010	860,000	834,542
BCP Crystal Holdings Corp.
9.625% due 06/15/2014	20,000	22,100
Credit Suisse USA, Inc.
5.50% due 08/16/2011 (a)	510,000	515,558
E*Trade Financial Corp.
7.375% due 09/15/2013	195,000	202,800
7.875% due 12/01/2015	80,000	85,000
El Paso Performance-Linked Trust
7.75% due 07/15/2011	1,790,000	1,892,925
Ford Motor Credit Company
7.00% due 10/01/2013 (a)	100,000	95,498
7.375% due 10/28/2009	790,000	791,683
7.875% due 06/15/2010	2,825,000	2,848,464
8.00% due 12/15/2016	100,000	99,198
8.11% due 01/13/2012 (b)	110,000	109,001
9.875% due 08/10/2011	450,000	482,283
10.61% due 06/15/2011 (a)(b)	1,179,000	1,258,480
General Motors Acceptance Corp.
4.375% due 12/10/2007	510,000	502,902
5.125% due 05/09/2008	380,000	375,937
5.85% due 01/14/2009	520,000	518,030
6.125% due 08/28/2007	480,000	479,858
6.75% due 12/01/2014 (a)	1,050,000	1,078,490
6.875% due 09/15/2011	2,425,000	2,487,318
7.25% due 03/02/2011	75,000	77,995
8.00% due 11/01/2031	15,290,000	17,553,960
Global Cash Access LLC
8.75% due 03/15/2012	156,000	163,800
Goldman Sachs Group LP
4.50% due 06/15/2010 (a)	1,090,000	1,066,824
HSBC Finance Capital Trust IX
5.911% due 11/30/2035 (b)***	3,200,000	3,215,827
International Lease Finance Corp.
5.875% due 05/01/2013	1,545,000	1,577,566
iPCS, Inc.
11.50% due 05/01/2012	425,000	471,750
J.P. Morgan Chase & Company
6.625% due 03/15/2012	1,925,000	2,030,473
J.P. Morgan Chase London
zero coupon due 11/08/2007	1,323,000	1,230,390
JSG Funding PLC
9.625% due 10/01/2012	300,000	318,000
Lehman Brothers Holdings, Inc.
4.50% due 07/26/2010 (a)	1,380,000	1,345,079
Morgan Stanley
4.75% due 04/01/2014	2,840,000	2,715,401
5.824% due 10/18/2016 (b)	430,000	432,232

The accompanying notes are an integral part of the financial statements.

122

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Nell AF SARL
8.375% due 08/15/2015 (a)	$ 303,000	$ 311,333
Residential Capital Corp.
6.00% due 02/22/2011	1,370,000	1,367,408
Shinsei Finance Cayman, Ltd.
6.418% due 01/29/2049 (b)	1,010,000	1,008,834
TNK-BP Finance SA
7.50% due 07/18/2016	2,560,000	2,723,200
TRAINS HY-1-2006
7.548% due 05/01/2016 (a)	6,082,560	6,207,131
Ucar Finance, Inc.
10.25% due 02/15/2012	140,000	147,525

		58,644,795
Food & Beverages - 0.15%
Dole Food Company, Inc.
8.875% due 03/15/2011 (a)	742,000	730,870
Nutro Products, Inc.
9.40% due 10/15/2013 (b)	60,000	62,100
10.75% due 04/15/2014	125,000	136,563

		929,533
Forest Products - 0.17%
Weyerhaeuser Company
6.75% due 03/15/2012	990,000	1,038,275

Funeral Services - 0.03%
Service Corp. International
7.625% due 10/01/2018	105,000	111,300
7.875% due 02/01/2013	60,000	63,150

		174,450
Furniture & Fixtures - 0.18%
Norcraft Companies LP
9.00% due 11/01/2011	330,000	341,550
Norcraft Holdings Capital
zero coupon, Step up to 9.75% on
09/01/2008 due 09/01/2012	255,000	215,475
Sealy Mattress Company
8.25% due 06/15/2014 (a)	500,000	522,500

		1,079,525
Gas & Pipeline Utilities - 3.78%
Dynegy Holdings, Inc.
8.375% due 05/01/2016	1,550,000	1,627,500
El Paso Corp.
7.375% due 12/15/2012 (a)	725,000	763,063
7.75% due 01/15/2032	10,695,000	11,711,025
7.80% due 08/01/2031 ***	6,070,000	6,631,475
7.875% due 06/15/2012 (a)	600,000	643,500
Kinder Morgan Energy Partners LP
5.00% due 12/15/2013	245,000	232,849
6.30% due 02/01/2009 (a)	190,000	192,522
6.75% due 03/15/2011	190,000	197,692
7.125% due 03/15/2012	25,000	26,539
Williams Companies, Inc.
7.625% due 07/15/2019 (a)	75,000	80,250
7.875% due 09/01/2021	575,000	616,687

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Gas & Pipeline Utilities (continued)
Williams Companies, Inc. (continued)
8.75% due 03/15/2032	$ 525,000	$ 593,250

		23,316,352

Healthcare Products - 0.06%
Leiner Health Products, Inc.
11.00% due 06/01/2012	360,000	372,600

Healthcare Services - 0.34%
DaVita, Inc.
7.25% due 03/15/2015	610,000	622,200
Psychiatric Solutions, Inc.
7.75% due 07/15/2015	550,000	548,625
Vanguard Health Holding Company I LLC
zero coupon, Step up to 11.25% on
10/01/2009 due 10/01/2015	100,000	77,000
Vanguard Health Holding Company II LLC
9.00% due 10/01/2014	840,000	850,500

		2,098,325

Holdings Companies/Conglomerates - 0.03%
Ashtead Capital, Inc.
9.00% due 08/15/2016	191,000	204,370

Homebuilders - 0.14%
Beazer Homes USA, Inc.
6.875% due 07/15/2015	30,000	29,400
8.125% due 06/15/2016 (a)	270,000	286,200
K Hovnanian Enterprises, Inc.
8.625% due 01/15/2017 (a)	515,000	548,475

		864,075

Hotels & Restaurants - 0.05%
CCM Merger, Inc.
8.00% due 08/01/2013	200,000	195,500
El Pollo Loco, Inc.
11.75% due 11/15/2013	130,000	141,050

		336,550

Industrial Machinery - 0.02%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	135,000	141,413

Insurance - 0.09%
Crum & Forster Holdings Corp.
10.375% due 06/15/2013 (a)	525,000	568,313

International Oil - 0.97%
Gaz Capital for Gazprom
6.212% due 11/22/2016	1,680,000	1,688,400
Hess Corp.
7.30% due 08/15/2031	1,370,000	1,528,982
Kerr-McGee Corp.
6.95% due 07/01/2024	400,000	426,003
OAO Gazprom, Series A7
6.79% due 10/29/2009	29,480,000	1,124,306
OAO Gazprom, Series A8
7.00% due 10/27/2011	9,820,000	374,141
OAO Gazprom, Series REGS
9.625% due 03/01/2013	300,000	357,480

The accompanying notes are an integral part of the financial statements.

123

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Pemex Project Funding Master Trust
5.75% due 12/15/2015	$ 320,000	$ 317,760
6.625% due 06/15/2035	165,000	168,795

		5,985,867
Leisure Time - 1.12%
AMC Entertainment, Inc.
11.00% due 02/01/2016	555,000	622,988
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	50,000	52,313
Boyd Gaming Corp.
6.75% due 04/15/2014	575,000	573,563
Choctaw Resort Development Enterprise
7.25% due 11/15/2019	412,000	412,000
Herbst Gaming, Inc.
8.125% due 06/01/2012	375,000	382,500
Inn of the Mountain Gods Resort & Casino
12.00% due 11/15/2010 (a)	345,000	372,600
Isle of Capri Casinos
7.00% due 03/01/2014	500,000	497,500
Las Vegas Sands Corp.
6.375% due 02/15/2015	350,000	339,062
MGM Mirage, Inc.
7.625% due 01/15/2017	450,000	451,125
8.375% due 02/01/2011	245,000	254,187
8.50% due 09/15/2010	20,000	21,400
Mohegan Tribal Gaming Authority
6.875% due 02/15/2015	250,000	250,625
7.125% due 08/15/2014	225,000	228,094
Park Place Entertainment Corp.
8.125% due 05/15/2011	25,000	26,156
8.875% due 09/15/2008	50,000	52,125
9.375% due 02/15/2007	400,000	401,000
Penn National Gaming, Inc.
6.75% due 03/01/2015	500,000	490,000
6.875% due 12/01/2011	100,000	100,750
Pinnacle Entertainment, Inc.
8.25% due 03/15/2012	600,000	606,000
River Rock Entertainment Authority
9.75% due 11/01/2011	40,000	42,400
Station Casinos, Inc.
7.75% due 08/15/2016	435,000	438,262
Warner Music Group
7.375% due 04/15/2014	245,000	242,550
Wimar Opco LLC
9.625% due 12/15/2014	35,000	34,650

		6,891,850
Manufacturing - 1.59%
Jacuzzi Brands, Inc.
9.625% due 07/01/2010	195,000	207,187
Tyco International Group SA
6.00% due 11/15/2013 ***	1,970,000	2,038,308
6.125% due 11/01/2008 ***	1,690,000	1,710,917
6.875% due 01/15/2029 ***	5,130,000	5,831,707

		9,788,119

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Medical-Hospitals - 2.19%
Community Health Systems, Inc.
6.50% due 12/15/2012	$ 425,000	$ 418,625
Genesis Healthcare Corp.
8.00% due 10/15/2013	250,000	260,625
HCA, Inc.
6.25% due 02/15/2013	63,360	56,074
6.30% due 10/01/2012	39,000	35,685
6.375% due 01/15/2015 (a)	630,000	533,925
6.50% due 02/15/2016 (a)	569,000	479,383
9.125% due 11/15/2014	80,000	85,500
9.25% due 11/15/2016	620,000	664,175
9.625% due 11/15/2016	4,020,000	4,321,500
Tenet Healthcare Corp.
6.875% due 11/15/2031	6,200,000	4,975,500
7.375% due 02/01/2013 (a)	288,000	264,600
9.875% due 07/01/2014 (a)	1,165,000	1,185,387
Triad Hospitals, Inc.
7.00% due 11/15/2013	225,000	226,406

		13,507,385
Metal & Metal Products - 0.07%
Mueller Group, Inc.
10.00% due 05/01/2012	165,000	179,438
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	255,000	229,500

		408,938
Mining - 0.25%
Vale Overseas, Ltd.
6.875% due 11/21/2036	1,430,000	1,466,674
8.25% due 01/17/2034 (a)	50,000	59,227

		1,525,901
Office Furnishings & Supplies - 0.07%
Interface, Inc.
9.50% due 02/01/2014	150,000	157,500
10.375% due 02/01/2010	225,000	248,625

		406,125
Paper - 0.29%
Appleton Papers, Inc.
8.125% due 06/15/2011 (a)	25,000	25,500
Appleton Papers, Inc., Series B
9.75% due 06/15/2014	430,000	442,900
NewPage Corp.
10.00% due 05/01/2012	190,000	200,450
11.6213% due 05/01/2012 (b)	465,000	502,200
12.00% due 05/01/2013 (a)	60,000	63,450
Smurfit Capital Funding PLC
7.50% due 11/20/2025	300,000	286,500
Verso Paper Holdings LLC
9.125% due 08/01/2014	110,000	114,675
11.375% due 08/01/2016	155,000	162,750

		1,798,425

The accompanying notes are an integral part of the financial statements.

124

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Petroleum Services - 0.59%
Belden & Blake Corp.
8.75% due 07/15/2012	$ 450,000	$ 461,250
Compagnie Generale de Geophysique SA
7.50% due 05/15/2015	95,000	95,475
Complete Production Services, Inc.
8.00% due 12/15/2016	275,000	281,875
Dresser-Rand Group, Inc.
7.375% due 11/01/2014	432,000	435,240
Enterprise Products Operating LP
8.375% due 08/01/2066 (b)	200,000	216,641
Gaz Capital for Gazprom, Series REGS
8.625% due 04/28/2034 (a)	1,175,000	1,515,750
Pride International, Inc.
7.375% due 07/15/2014	105,000	108,413
SemGroup LP
8.75% due 11/15/2015	495,000	497,475
SESI LLC
6.875% due 06/01/2014	15,000	14,925

		3,627,044

Pharmaceuticals - 0.10%
Valeant Pharmaceuticals International
7.00% due 12/15/2011	650,000	624,000

Photography - 2.39%
Eastman Kodak Company
3.375% due 10/15/2033 (a)***	7,830,000	8,270,438
7.25% due 11/15/2013	6,500,000	6,461,851

		14,732,289

Plastics - 0.01%
KAC Acquisition Company
1.00% due 04/26/2026	6,632	7
Milacron Escrow Corp.
11.50% due 05/15/2011	75,000	71,250

		71,257

Pollution Control - 0.00%
Safety-Kleen Services, Inc.
9.25% due 06/01/2008 ^	825,000	825

Publishing - 0.19%
Dex Media East LLC
12.125% due 11/15/2012	200,000	220,250
Dex Media West LLC
8.50% due 08/15/2010	225,000	233,719
9.875% due 08/15/2013	145,000	158,050
Idearc, Inc.
8.00% due 11/15/2016	270,000	275,062
Primedia, Inc.
8.875% due 05/15/2011	250,000	255,000

		1,142,081

Railroads & Equipment - 0.10%
Grupo Transportacion Ferroviaria Mexicana,
S.A. de C.V.
9.375% due 05/01/2012	285,000	304,238
12.50% due 06/15/2012	50,000	54,000
Kansas City Southern de Mexico S.A. de C.V.
7.625% due 12/01/2013	80,000	80,000

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Railroads & Equipment (continued)
Kansas City Southern Railway Company
7.50% due 06/15/2009	$ 180,000	$ 181,575

		619,813
Real Estate - 0.29%
Ashton Woods USA
9.50% due 10/01/2015	65,000	59,150
Forest City Enterprises
7.625% due 06/01/2015	10,000	10,200
Host Marriott LP, REIT
6.375% due 03/15/2015	150,000	147,938
7.125% due 11/01/2013	775,000	792,437
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	225,000	225,281
Kimball Hill, Inc.
10.50% due 12/15/2012	185,000	172,975
Ventas Realty LP/Ventas Capital Corp., REIT
6.50% due 06/01/2016	65,000	66,625
6.75% due 04/01/2017	190,000	196,175
7.125% due 06/01/2015	85,000	89,250

		1,760,031
Retail - 0.10%
Brookstone Company, Inc.
12.00% due 10/15/2012 (a)	105,000	102,637
Eye Care Centers of America
10.75% due 02/15/2015	60,000	65,850
Suburban Propane Partners LP
6.875% due 12/15/2013	480,000	470,400

		638,887
Retail Trade - 1.00%
American Greetings Corp.
7.375% due 06/01/2016	30,000	30,825
Blockbuster, Inc.
9.00% due 09/01/2012 (a)	210,000	203,175
CVS Corp.
9.35% due 01/10/2023	3,000,000	3,829,170
CVS Lease Pass Through
6.036% due 12/10/2028	850,000	846,481
FTD, Inc.
7.75% due 02/15/2014	358,000	358,448
Linens 'n Things, Inc.
10.9988% due 01/15/2014 (a)(b)	125,000	121,250
Michael's Stores, Inc.
zero coupon, Step up to 13.00% on
11/1/2011 due 11/01/2016	80,000	43,400
Neiman Marcus Group, Inc.
9.00% due 10/15/2015	80,000	87,300
10.375% due 10/15/2015 (a)	485,000	539,562
Spectrum Brands, Inc.
7.375% due 02/01/2015	93,000	80,445

		6,140,056
Sanitary Services - 0.38%
Allied Waste North America, Inc.
6.375% due 04/15/2011 (a)	100,000	98,750
7.25% due 03/15/2015 (a)	350,000	350,437

The accompanying notes are an integral part of the financial statements.

125

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Sanitary Services (continued)
Allied Waste North America, Inc. (continued)
8.50% due 12/01/2008	$ 200,000	$ 210,250
Allied Waste North America, Inc., Series B
7.375% due 04/15/2014	270,000	268,650
Waste Management, Inc.
6.375% due 11/15/2012 (a)	1,370,000	1,434,697

		2,362,784
Semiconductors - 0.12%
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	445,000	443,331
NXP BV/NXP Funding LLC
9.50% due 10/15/2015	70,000	71,750
NXP Funding LLC
7.875% due 10/15/2014	205,000	211,919

		727,000
Software - 0.08%
UGS Capital Corp. II
10.3481% due 06/01/2011 (b)	294,129	301,482
UGS Corp.
10.00% due 06/01/2012	170,000	185,300

		486,782
Steel - 0.22%
CitiSteel USA, Inc.
12.9494% due 09/01/2010 (b)	185,000	191,475
Metals USA Holdings Corp.
11.365% due 01/15/2012 (b)	310,000	297,600
Metals USA, Inc.
11.125% due 12/01/2015	485,000	532,894
RathGibson, Inc.
11.25% due 02/15/2014	300,000	318,000

		1,339,969
Telecommunications Equipment &
Services - 1.08%
Citizens Communications Company
7.875% due 01/15/2027	100,000	101,000
9.00% due 08/15/2031	255,000	276,675
Deutsche Telekom International Finance BV
5.75% due 03/23/2016 (a)	820,000	807,952
Hawaiian Telcom Communications, Inc., Series B
10.889% due 05/01/2013 (b)	70,000	70,000
12.50% due 05/01/2015 (a)	500,000	523,750
Inmarsat Finance PLC
7.625% due 06/30/2012	230,000	237,475
Intelsat Bermuda, Ltd.
9.25% due 06/15/2016	315,000	338,625
11.25% due 06/15/2016	575,000	631,062
Intelsat, Ltd.
7.625% due 04/15/2012 (a)	245,000	228,462
Level 3 Communications, Inc.
11.50% due 03/01/2010 (a)	175,000	185,500
Level 3 Financing, Inc.
9.25% due 11/01/2014	180,000	183,375
11.80% due 03/15/2011 (b)	120,000	126,900

Strategic Bond Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
Lucent Technologies, Inc.
6.45% due 03/15/2029		$ 300,000	$ 276,750
Panamsat Corp.
9.00% due 08/15/2014		95,000	100,344
Royal KPN NV
8.00% due 10/01/2010		1,090,000	1,176,093
United States West Communications, Inc.
6.875% due 09/15/2033 ***		1,425,000	1,360,875

			6,624,838
Telephone - 1.01%
Cincinnati Bell Telephone Company
6.30% due 12/01/2028 (a)		30,000	27,000
Cincinnati Bell, Inc.
7.00% due 02/15/2015		170,000	170,213
8.375% due 01/15/2014 (a)		250,000	256,875
Nordic Telephone Company Holdings
8.875% due 05/01/2016		260,000	276,900
NTL Cable PLC
9.125% due 08/15/2016		335,000	353,844
Qwest Communications International, Inc.
7.50% due 02/15/2014		190,000	195,700
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014		555,000	571,650
Qwest Corp.
8.875% due 03/15/2012		175,000	194,906
Sprint Capital Corp.
8.375% due 03/15/2012		1,730,000	1,922,691
Telecom Italia Capital SA
5.25% due 10/01/2015		880,000	822,016
Telefonos de Mexico S.A. de C.V.
8.75% due 01/31/2016 (a)	MXN	4,000,000	387,945
Verizon Florida, Inc., Series F
6.125% due 01/15/2013 (a)	$ 520,000		530,917
Windstream Corp.
8.625% due 08/01/2016		470,000	514,650

			6,225,307
Tobacco - 0.30%
Alliance One International, Inc.
11.00% due 05/15/2012		85,000	90,525
Altria Group, Inc.
7.00% due 11/04/2013		1,640,000	1,781,886

			1,872,411
Transportation - 0.03%
Gulfmark Offshore, Inc.
7.75% due 07/15/2014 (b)		40,000	40,800
Horizon Lines LLC
9.00% due 11/01/2012		115,000	120,750
OMI Corp.
7.625% due 12/01/2013		45,000	46,012

			207,562

TOTAL CORPORATE BONDS (Cost $280,118,695)		$ 287,248,502

The accompanying notes are an integral part of the financial statements.

126

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS - 13.97%
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class A4
5.372% due 09/10/2045 (b)	$ 1,640,000	$ 1,645,123
Banc of America Mortgage Securities,
Series 2005-C, Class 2A1
4.7088% due 04/25/2035 (b)	289,630	285,369
Commercial Mortgage Asset Trust,
Series 1999-C1, Class C
7.35% due 01/17/2032	580,000	645,944
Commercial Mortgage Pass-Through Certificates,
Series 2001-J2A, Class A1
5.447% due 07/16/2034	612,303	615,379
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.55% due 07/20/2046 (b)***	5,146,123	5,131,537
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.55% due 07/20/2046 (b)***	5,112,024	5,124,159
Countrywide Home Loans, Series 2005-9, Class 2A1
5.57% due 05/25/2035 (b)	252,030	252,622
Countrywide Home Loans, Series 2006-HYB3,
Class 2A1A
5.7582% due 05/20/2036 (b)	323,721	326,864
Credit Suisse Mortgage Capital Certificates, Series
2006-C1, Class A4
5.556% due 02/15/2039 (b)	2,580,000	2,621,455
First Boston Mortgage Securities Corp. STRIP,
Series D, Class I-O
10.965% due 05/25/2017	28,854	7,038
First Union National Bank Commercial Mortgage,
Series 2000-C1
0.5278% IO due 05/17/2032 (b)	26,336,188	600,412
GMAC Mortgage Corp. Loan Trust, Series
2005-AR5, Class 3A1
5.0482% due 09/19/2035 (b)	115,376	114,577
Green Tree Financial Corp., Series 1997-6, Class A8
7.07% due 01/15/2029	1,159,699	1,190,711
Impac CMB Trust, Series 2003-10, Class 1A1
6.05% due 10/25/2033 (b)	205,143	205,226
IndyMac Index Mortgage Loan Trust, Series
2006-AR6, Class 2A1A
5.55% due 06/25/2047 (b)***	6,996,748	7,004,341
J.P. Morgan Chase Commercial Mortgage
Securities Corp, Series 2006-CB15, Class A4
5.814% due 06/12/2043 (b)***	3,960,000	4,095,799
J.P. Morgan Mortgage Trust, Series 2005-A6,
Class 7A1
4.9785% due 08/25/2035 (b)	615,225	608,658
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.54% due 05/25/2046 (b)***	4,663,118	4,656,837
Master Adjustable Rate Mortgages Trust.,
Series 2006-2, Class 3A1
4.8474% due 01/25/2036 (b)	1,326,199	1,311,643
Master Adjustable Rate Mortgages Trust.,
Series 2006-OA1, Class 1A1
5.56% due 04/25/2046 (b)***	6,080,834	6,084,364

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Master Seasoned Securities Trust, Series 2005-2,
Class 4A1
6.3653% due 10/25/2032 (b)	$ 1,551,563	$ 1,568,196
Merit Securities Corp., Series 11PA, Class B2
6.85% due 09/28/2032 (b)	1,343,794	1,163,898
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class A4
5.6601% due 05/12/2039 (b)	1,810,000	1,862,614
Morgan Stanley Mortgage Loan Trust, Series
2004-8AR, Class 4A1
5.3642% due 10/25/2034 (b)	936,274	940,305
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 4A1
5.4467% due 06/25/2036 (b)***	4,381,766	4,374,569
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.54% due 09/25/2046 (b)***	4,508,298	4,510,169
Prime Mortgage Trust, Series 2006-DR1, Class 2A2
6.00% due 05/25/2035	4,312,104	4,299,944
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR3, Class 2A1
7.31% due 08/25/2035 (b)	751,530	767,072
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
5.51% due 07/25/2036 (b)***	4,984,251	4,976,085
Thornburg Mortgage Securities Trust, Series
2005-2, Class A3
5.59% due 07/25/2045 (b)	508,662	508,818
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
5.425% due 06/25/2036 (b)***	5,128,583	5,119,672
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
5.43% due 06/25/2036 (b)***	5,148,278	5,156,171
Washington Mutual, Inc., Series 2005-AR17,
Class A1A1
5.59% due 12/25/2045 (b)***	3,895,343	3,906,527
Zuni Mortgage Loan Trust, Series 2006-OA1,
Class A1
5.48% due 08/25/2036 (b)***	4,407,837	4,402,347

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $85,947,617)	$ 86,084,445

ASSET BACKED SECURITIES - 8.42%
ACE Securities Corp., Series 2006-GP1, Class A
5.48% due 02/25/2031 (b)***	4,303,642	4,303,704
Amortizing Residential Corp. Trust,
Series 2002-BC6, Class M2
6.55% due 08/25/2032 (b)	177,661	178,762
Asset Backed Securities Corp.,
Series 2003-HE2, Class M2
8.20% due 04/15/2033 (b)	377,343	377,798
Countrywide Asset-Backed Certificates,
Series 2004-5, Class M4
6.60% due 06/25/2034 (b)	830,000	841,650
GSAA Home Equity Trust, Series 2005-7, Class AV1
5.46% due 05/25/2035 (b)	312,447	312,426

The accompanying notes are an integral part of the financial statements.

127

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
GSAMP Trust, Series 2006-S4, Class A1
5.41% due 05/25/2036 (b)***	$ 3,321,083	$ 3,321,288
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
5.48% due 06/25/2036 (b)***	4,208,875	4,208,941
IXIS Real Estate Capital Trust, Series 2006-HE2,
Class A1
5.410% due 08/25/2036 (b)***	4,570,934	4,571,009
Long Beach Mortgage Loan Trust, Series 2006-4,
Class 2A1
5.40% due 05/25/2036 (b)***	4,326,490	4,326,570
Merrill Lynch Mortgage Investors, Inc., Series
2005-WM1N, Class N1
5.00% due 09/25/2035	14,497	14,429
Mid State Trust, Series 6, Class A1
7.34% due 07/01/2035	1,329,703	1,415,532
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.50% due 03/25/2036 (b)***	3,675,612	3,676,617
MSDWCC Heloc Trust, Series 2005-1, Class A
5.54% due 07/25/2017 (b)	66,202	66,255
Novastar Home Equity Loan,
Series 2004-1, Class M4
6.325% due 06/25/2034 (b)	615,000	618,220
RAAC Series, Series 2006-RP2, Class A
5.60% due 02/25/2037 (b)***	4,380,811	4,385,604
Residential Asset Securities Corp.,
Series 2002-KS2, Class MII2
6.45% due 04/25/2032 (b)	74,528	74,567
Residential Asset Securities Corp.,
Series 2006-KS3, Class AI1
5.42% due 04/25/2036 (b)	2,374,043	2,374,647
SACO I Trust, Inc., Series 2006-5, Class 1A
5.50% due 04/25/2036 (b)	3,103,099	3,104,469
SACO I Trust, Inc., Series 2006-6, Class A
5.45% due 06/25/2036 (b)	4,117,010	4,117,073
Sail Net Interest Margin Notes, Series 2004-2A,
Class A
5.50% due 03/27/2034	46,524	16,817
SLM Student Loan Trust, Series 2006-5, Class A2
5.3669% due 07/25/2017 (b)***	5,400,000	5,399,904
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
5.46% due 02/25/2036 (b)***	4,203,215	4,203,871

TOTAL ASSET BACKED SECURITIES
(Cost $51,861,071)	$ 51,910,153

SUPRANATIONAL OBLIGATIONS - 0.49%
Venezuela - 0.49%
Corporacion Andina de Fomento, Series EXCH
6.875% due 03/15/2012	2,857,000	3,038,197

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $3,105,270)	$ 3,038,197

Strategic Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

OPTIONS - 0.26%
Call Options - 0.24%
Eurodollar Futures
Expiration 03/19/2007 at $94.00	275,000	$ 187,000
Expiration 06/18/2007 at $94.00	97,500	75,075
Expiration 03/19/2007 at $94.75	440,000	13,200
Expiration 09/17/2007 at $95.00	242,500	44,863
Japanese Yen Futures
Expiration 03/09/2007 at $86.00	932,500	494,225
U.S. Treasury Notes 5 yr. Futures
Expiration 02/23/2007 at $102.00	56,000	171,500
Expiration 02/23/2007 at $102.50	203,000	520,187

		1,506,050

Put Options - 0.02%
Eurodollar Futures
Expiration 03/19/2007 at $93.00	265,000	663
Expiration 03/19/2007 at $94.00	652,500	1,631
Expiration 03/19/2007 at $95.50	117,500	96,350

		98,644

TOTAL OPTIONS (Cost $2,514,280)		$ 1,604,694

SHORT TERM INVESTMENTS - 12.26%
J.P. Morgan Chase London, Series EMTN
zero coupon due 01/30/2007	$ 5,410,000	$ 5,254,590
State Street Navigator Securities Lending
Prime Portfolio (c)	70,263,869	70,263,869

TOTAL SHORT TERM INVESTMENTS
(Cost $75,518,459)		$ 75,518,459

REPURCHASE AGREEMENTS - 13.58%
Merrill Lynch Tri-Party Repurchase
Agreement dated 12/29/2006 at
5.21% to be repurchased at
$83,748,453 on 01/02/2007,
collateralized by $28,935,000
Federal Home Loan Bank, 5.25%
due 02/13/2008 (valued at
$30,127,966, including interest)
and $55,615,000 Federal Home
Loan Mortgage Corp., 5.05% due
01/26/2015 (valued at
$57,024,995, including interest) ***	$ 83,700,000	$ 83,700,000

TOTAL REPURCHASE AGREEMENTS
(Cost $83,700,000)		$ 83,700,000

Total Investments (Strategic Bond Trust)
(Cost $841,016,605) - 137.84%		$ 849,340,380
Liabilities in Excess of Other Assets - (37.84)%		(233,165,824)

TOTAL NET ASSETS - 100.00%		$ 616,174,556

The accompanying notes are an integral part of the financial statements.

128

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Income Trust
		Shares or
		Principal
		Amount	Value

COMMON STOCKS - 1.86%
Coal - 0.32%
Great Lakes Carbon Income Fund		121,804	$ 1,181,041

Mining - 1.50%
Newmont Mining Corp. (a)		46,500	2,099,475
Pan American Silver Corp. * (a)		38,600	971,562
Silver Standard Resources, Inc., ADR * (a)		78,650	2,417,701

			5,488,738
Telecommunications Equipment &
Services - 0.04%
Chunghwa Telecom Company, Ltd., SADR		6,774	133,651

TOTAL COMMON STOCKS (Cost $6,023,543)		$ 6,803,430

U.S. TREASURY OBLIGATIONS - 6.57%
U.S. Treasury Bonds - 1.06%
8.125% due 08/15/2019 (a)	$ 1,065,000		1,391,405
9.25% due 02/15/2016 (a)		1,860,000	2,477,870

			3,869,275
U.S. Treasury Notes - 5.51%
4.25% due 08/15/2013 (a)		4,805,000	4,684,500
4.875% due 08/15/2016		10,960,000	11,091,005
4.875% due 07/31/2011 (a)		4,325,000	4,355,409

			20,130,914

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $23,829,700)		$ 24,000,189

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.03%
Federal National Mortgage
Association - 2.03%
5.50% due 10/01/2036		1,555,453	1,537,144
5.50% due 11/01/2036		358,838	354,614
6.50% due 11/01/2036		5,409,768	5,511,764

			7,403,522

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $7,404,058)		$ 7,403,522

FOREIGN GOVERNMENT OBLIGATIONS - 44.99%
Australia - 3.95%
Commonwealth of Australia
7.50% due 09/15/2009	AUD	17,685,000	14,412,482

Austria - 0.25%
Republic of Austria, Series EMTN
6.00% due 09/26/2008	NZD	1,315,000	903,783

Canada - 20.74%
Government of Canada
4.00% due 09/01/2010	CAD	4,805,000	4,124,821
4.00% due 06/01/2016 (a)		17,230,000	14,688,523
4.25% due 12/01/2008		15,750,000	13,570,083
5.50% due 06/01/2009		3,260,000	2,894,166
5.50% due 06/01/2010		6,625,000	5,956,133
6.00% due 06/01/2011 (a)		15,815,000	14,663,819
Province of Ontario
4.50% due 03/08/2015		5,455,000	4,740,757
5.70% due 12/01/2008		7,030,000	6,204,243

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Canada (continued)
Province of Ontario (continued)
5.75% due 03/03/2008	NZD	2,620,000	$ 1,806,833
6.25% due 06/16/2015	CAD	2,600,000	1,752,270
Province of Quebec
5.25% due 10/01/2013		5,890,000	5,327,534

			75,729,182
Colombia - 1.29%
Republic of Colombia
10.00% due 01/23/2012	$ 110,000		129,250
10.75% due 01/15/2013		3,700,000	4,578,750

			4,708,000
Germany - 3.56%
Bundesrepublik Deutschland, Series 05
3.50% due 01/04/2016	EUR	5,600,000	7,139,990
Federal Republic of Germany
5.00% due 07/04/2012		4,220,000	5,852,162

			12,992,152
Ireland - 3.00%
Republic of Ireland
4.60% due 04/18/2016		7,145,000	9,879,986
5.00% due 04/18/2013		770,000	1,075,239

			10,955,225
Mexico - 0.64%
Government of Mexico
5.625% due 01/15/2017 (a)	$ 530,000		530,530
5.875% due 01/15/2014 (a)		510,000	523,260
6.375% due 01/16/2013		410,000	431,115
8.125% due 12/30/2019		310,000	376,650
8.375% due 01/14/2011 (a)		270,000	300,375
10.375% due 02/17/2009		160,000	176,400

			2,338,330
New Zealand - 0.39%
New Zealand Government Bond, Series 708
6.00% due 07/15/2008	NZD	2,060,000	1,437,664

Norway - 5.01%
Kingdom of Norway
5.00% due 05/15/2015	NOK	31,000,000	5,184,143
6.00% due 05/16/2011		52,550,000	8,968,145
6.75% due 01/15/2007		25,800,000	4,146,662

			18,298,950
Spain - 4.64%
Kingdom of Spain
4.20% due 07/30/2013	EUR	5,120,000	6,845,539
5.00% due 07/30/2012		2,515,000	3,487,059
5.35% due 10/31/2011		4,725,000	6,606,726

			16,939,324

The accompanying notes are an integral part of the financial statements.

129

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
United Kingdom - 1.52%
Government of United Kingdom
5.00% due 03/07/2008	GBP	2,830,000	$ 5,531,337

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $164,894,475)		$ 164,246,429

CORPORATE BONDS - 25.75%
Advertising - 0.12%
Vertis, Inc.
9.75% due 04/01/2009	$ 425,000		437,750

Aerospace - 0.16%
Argo-Tech Corp.
9.25% due 06/01/2011		350,000	378,000
DRS Technologies, Inc.
7.625% due 02/01/2018		200,000	206,000

			584,000

Agriculture - 0.07%
Saskatchewan Wheat Pool, Inc.
8.00% due 04/08/2013	CAD	300,000	266,432

Apparel & Textiles - 0.28%
Hanesbrands, Inc.
8.735% due 12/15/2014 (b)	$ 1,000,000		1,017,500

Banking - 2.03%
Kreditanstalt fuer Wiederaufbau, Series EMTN
5.73% due 08/20/2007	NZD	1,000,000	695,723
Kreditanstalt fuer Wiederaufbau, Series INTL
1.85% due 09/20/2010	JPY	291,000,000	2,513,990
Landwirtschaftliche Rentenbank, Series EMTN
6.50% due 09/17/2009	NZD	1,305,000	898,029
Oesterreichische Kontrollbank AG
1.80% due 03/22/2010	JPY	291,000,000	2,506,932
Rabobank Nederland, Series EMTN
0.20% due 06/20/2008		97,000,000	807,940

			7,422,614

Broadcasting - 0.89%
Allbritton Communications Company
7.75% due 12/15/2012	$ 1,600,000		1,616,000
Radio One, Inc.
8.875% due 07/01/2011 (a)		325,000	335,562
XM Satellite Radio, Inc.
9.75% due 05/01/2014 (a)		815,000	815,000
9.8713% due 05/01/2013 (b)		500,000	486,250

			3,252,812

Building Materials & Construction - 0.05%
Brand Services, Inc.
12.00% due 10/15/2012		175,000	193,529

Business Services - 0.08%
Allied Security Escrow Corp.
11.375% due 07/15/2011		300,000	307,500

Cable and Television - 1.13%
Atlantic Broadband Finance LLC
9.375% due 01/15/2014		425,000	429,781

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Cable and Television (continued)
Cablevision Systems Corp., Series B
8.00% due 04/15/2012 (a)		$ 100,000	$ 98,250
Charter Communications Holdings I LLC
11.00% due 10/01/2015		1,000,000	1,022,500
Rogers Cable, Inc.
7.25% due 12/15/2011	CAD	250,000	231,959
Shaw Communications, Inc.
6.10% due 11/16/2012		500,000	437,326
Sinclair Broadcast Group, Inc.
8.00% due 03/15/2012	$ 1,845,000		1,904,963

			4,124,779

Cellular Communications - 2.08%
America Movil SA de CV
9.00% due 01/15/2016	MXN	13,300,000	1,320,703
American Cellular Corp.
10.00% due 08/01/2011	$ 2,000,000		2,115,000
Centennial Communications Corp.
10.00% due 01/01/2013 (a)		1,500,000	1,595,625
Dobson Cellular Systems, Inc.
8.875% due 10/01/2013 (a)		1,500,000	1,528,125
Rural Cellular Corp.
9.75% due 01/15/2010 (a)		1,000,000	1,027,500

			7,586,953

Containers & Glass - 2.26%
BWAY Corp.
10.00% due 10/15/2010		400,000	420,000
Graphic Packaging International Corp.
8.50% due 08/15/2011 (a)		1,000,000	1,035,000
9.50% due 08/15/2013 (a)		1,500,000	1,582,500
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013		1,650,000	1,705,688
Stone Container Corp.
8.375% due 07/01/2012		1,575,000	1,543,500
9.75% due 02/01/2011		1,897,000	1,956,281

			8,242,969

Diversified Financial Services - 2.59%
General Electric Capital Corp.
6.625% due 02/04/2010	NZD	6,215,000	4,279,902
General Electric Capital Corp., Series EMTN
8.75% due 10/05/2015	MXN	21,500,000	2,052,359
9.50% due 12/11/2014		7,000,000	693,421
Toyota Motor Credit Corp.
0.75% due 06/09/2008	JPY	289,000,000	2,427,428

			9,453,110

Electrical Utilities - 0.19%
Cia de Transporte de Energia Electrica de Alta
Tension SA
8.875% due 12/15/2016 (a)	$ 695,000		696,738
Electronics - 0.10%
L-3 Communications Corp., Series B
6.375% due 10/15/2015		370,000	366,300
Financial Services - 0.97%
JSG Funding PLC
9.625% due 10/01/2012		465,000	492,900

The accompanying notes are an integral part of the financial statements.

130

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Income Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Nexstar Finance, Inc.
7.00% due 01/15/2014 (a)		$ 1,070,000	$ 1,005,800
Regency Energy Finance Corp.
8.375% due 12/15/2013		1,080,000	1,082,700
Ucar Finance, Inc.
10.25% due 02/15/2012		910,000	958,912

			3,540,312
Food & Beverages - 0.27%
Cosan SA Industria e Comercio
8.25% due 02/28/2049		1,000,000	972,500

Gas & Pipeline Utilities - 1.30%
Dynegy-Roseton Danskammer
7.67% due 11/08/2016		1,000,000	1,036,250
Markwest Energy Partners LP
8.50% due 07/15/2016		2,265,000	2,355,600
Southern Union Company
7.20% due 11/01/2066 (b)		830,000	818,181
Williams Partners Finance Corp.
7.25% due 02/01/2017		540,000	550,800

			4,760,831
Healthcare Products - 0.84%
Hanger Orthopedic Group, Inc.
10.25% due 06/01/2014 (a)		1,505,000	1,553,913
Pfizer, Inc., Series INTL
0.80% due 03/18/2008	JPY	178,000,000	1,494,802

			3,048,715
Healthcare Services - 0.30%
Healthsouth Corp.
10.75% due 06/15/2016	$ 1,000,000		1,076,250

Hotels & Restaurants - 1.63%
CCM Merger, Inc.
8.00% due 08/01/2013		1,860,000	1,818,150
Dave & Buster's, Inc.
11.25% due 03/15/2014		1,620,000	1,644,300
Landry's Restaurants, Inc., Series B
7.50% due 12/15/2014		435,000	425,213
Turning Stone Resort Casino
9.125% due 09/15/2014		1,540,000	1,574,650
9.125% due 12/15/2010		475,000	486,875

			5,949,188
Industrial Machinery - 0.36%
Manitowoc, Inc.
7.125% due 11/01/2013		1,305,000	1,318,050

International Oil - 1.67%
Ocean Rig Norway AS
8.375% due 07/01/2013		300,000	319,500
Pemex Project Funding Master Trust
5.75% due 12/15/2015		130,000	129,090
7.375% due 12/15/2014 (a)		835,000	919,335
8.50% due 02/15/2008		3,640,000	3,749,200
9.125% due 10/13/2010 (a)		880,000	986,920

			6,104,045

Strategic Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Leisure Time - 3.52%
Chukchansi Economic Development Authority
8.00% due 11/15/2013	$ 275,000	$ 285,656
Cinemark, Inc.
zero coupon, Step up to 9.75% on
03/15/2009 due 03/15/2014	1,000,000	858,750
French Lick Resorts & Casino LLC/French Lick
Resorts & Casino Corp.
10.75% due 04/15/2014	1,000,000	935,000
Isle of Capri Casinos
7.00% due 03/01/2014	1,300,000	1,293,500
Jacobs Entertainment, Inc.
9.75% due 06/15/2014	1,500,000	1,522,500
Little Traverse Bay Bands of Odawa Indians
10.25% due 02/15/2014	1,000,000	1,005,000
MGM Mirage, Inc.
6.75% due 09/01/2012	725,000	714,125
7.625% due 01/15/2017	890,000	892,225
Mohegan Tribal Gaming Authority
6.375% due 07/15/2009	200,000	200,000
7.125% due 08/15/2014	1,425,000	1,444,594
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	1,500,000	1,537,500
9.75% due 04/01/2010	200,000	211,000
Penn National Gaming, Inc.
6.75% due 03/01/2015	100,000	98,000
Pokagon Gaming Authority
10.375% due 06/15/2014	500,000	547,500
Seneca Gaming Corp.
7.25% due 05/01/2012	425,000	432,437
Station Casinos, Inc.
6.50% due 02/01/2014	625,000	555,469
6.875% due 03/01/2016 (a)	250,000	224,375
Waterford Gaming LLC
8.625% due 09/15/2012	80,000	84,600

		12,842,231

Medical-Hospitals - 0.16%
HCA, Inc.
9.125% due 11/15/2014	540,000	577,125

Metal & Metal Products - 0.38%
Mueller Group, Inc.
10.00% due 05/01/2012	195,000	212,062
Mueller Holdings, Inc.
zero coupon, Step up to 14.75% on
04/15/2009 due 04/15/2014	49,000	44,100
PNA Group, Inc.
10.75% due 09/01/2016	1,080,000	1,117,800

		1,373,962

Mining - 0.18%
Drummond Company, Inc.
7.375% due 02/15/2016 (a)	690,000	664,125
Paper - 0.44%
Boise Cascade LLC
7.125% due 10/15/2014 (a)	250,000	241,875
Buckeye Technologies, Inc.
9.25% due 09/15/2008	150,000	150,000

The accompanying notes are an integral part of the financial statements.

131

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Strategic Income Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Pope & Talbot, Inc.
8.375% due 06/01/2013	$ 1,500,000	$ 1,207,500

		1,599,375

Sanitary Services - 0.03%
Waste Services, Inc.
9.50% due 04/15/2014	100,000	104,250

Telephone - 0.42%
Cincinnati Bell, Inc.
8.375% due 01/15/2014 (a)	1,500,000	1,541,250

Tobacco - 0.58%
Alliance One International, Inc.
11.00% due 05/15/2012	2,000,000	2,130,000

Transportation - 0.67%
Navios Maritime Holdings, Inc.
9.50% due 12/15/2014	1,500,000	1,476,836
PHI, Inc.
7.125% due 04/15/2013	1,000,000	967,500

		2,444,336

TOTAL CORPORATE BONDS (Cost $93,024,664)	$ 93,999,531

COLLATERALIZED MORTGAGE
OBLIGATIONS - 12.95%
Bank of America Alternative Loan Trust,
Series 2006-1, Class 4CB1
6.50% due 02/25/2036	2,608,770	2,641,459
Countrywide Alternative Loan Trust,
Series 2006-11CB, Class 3A1
6.50% due 05/25/2036	892,205	901,406
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2005-27, Class 2A1
5.50% due 12/25/2035	8,922,854	8,755,552
Crown Castle Towers LLC, Series 2006-1A, Class G
6.795% due 11/15/2036	800,000	798,031
Federal Home Loan Mortgage Corp., Series 3165,
Class ND
5.50% due 10/15/2034	4,583,000	4,502,434
Federal Home Loan Mortgage Corp., Series 3228,
Class PL
5.50% due 10/15/2034	5,740,000	5,715,572
Federal National Mortgage Association, Series
2006-117, Class PD
5.50% due 07/25/2035	6,300,000	6,175,716
Federal National Mortgage Association, Series
2006-65, Class TE
5.50% due 05/25/2035	2,438,217	2,394,485
Federal National Mortgage Association, Series
2006-84, Class MP
5.50% due 08/25/2035	7,172,000	7,045,043
Indymac Index Mortgage Loan Trust, Series
2006-AR19, Class 4A1
6.3981% due 08/25/2036 (b)	3,907,580	3,953,503
SBA CMBS Trust, Series 2006-1A, Class H
7.389% due 11/15/2036	505,000	506,025
SBA CMBS Trust, Series 2006-1A, Class J
7.825% due 11/15/2036	425,000	425,852

Strategic Income Trust (continued)
Shares or
Principal
		Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Wamu Alternative Mortgage Pass-Through
Certificates, Series 2006-3, Class 4CB
6.50% due 03/25/2036	$ 3,423,416		$ 3,463,932

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $47,313,499)			$ 47,279,010

SUPRANATIONAL OBLIGATIONS - 0.49%
Supranational - 0.49%
European Investment Bank
6.75% due 11/17/2008	NZD	2,535,000	1,766,692
International Bank for Reconstruction &
Development, Series EMTN
5.24% due 08/28/2007		40,000	27,697

1,794,389

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $1,663,928)			$ 1,794,389

OPTIONS - 0.00%
Put Options - 0.00%
Japanese Yen
Expiration 01/31/2007 at $110.00		34,000,000	0

TOTAL OPTIONS (Cost $56,100)			$ 0

SHORT TERM INVESTMENTS - 23.18%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2007	$ 13,800,000		$ 13,798,160
State Street Navigator Securities Lending
Prime Portfolio (c)		70,819,607	70,819,607

TOTAL SHORT TERM INVESTMENTS
(Cost $84,617,767)			$ 84,617,767

REPURCHASE AGREEMENTS - 0.00%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$21,009 on 01/02/2007,
collateralized by $25,000 Federal
National Mortgage Association,
5.5% due 07/14/2028 (valued at
$24,081, including interest) (c)	$ 21,000		$ 21,000

TOTAL REPURCHASE AGREEMENTS
(Cost $21,000)			$ 21,000

Total Investments (Strategic Income Trust)
(Cost $428,848,734) - 117.82%			$ 430,165,267
Liabilities in Excess of Other Assets - (17.82)%			(65,072,001)

TOTAL NET ASSETS - 100.00%			$ 365,093,266

The accompanying notes are an integral part of the financial statements.

132

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS - 0.53%
Banking - 0.53%
DG Funding Trust *	981	$ 10,312,762

TOTAL PREFERRED STOCKS (Cost $10,336,921)		$ 10,312,762

U.S. TREASURY OBLIGATIONS - 10.33%
Treasury Inflation Protected
Securities (d) - 1.66%
2.00% due 01/15/2026 (a)***	$ 21,660,396	20,370,931
2.375% due 01/15/2025 (a)***	10,707,600	10,660,337
3.625% due 04/15/2028 (a)***	873,530	1,054,685

		32,085,953
U.S. Treasury Notes - 8.67%
2.00% due 12/31/2008	68,100,000	68,020,187
4.50% due 12/31/2011	100,100,000	99,763,764

		167,783,951

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $200,924,641)		$ 199,869,904

U.S. GOVERNMENT AGENCY OBLIGATIONS - 45.82%
Federal Home Loan Bank - 0.49%
zero coupon due 02/05/2007 ***	1,200,000	1,177,500
5.50% due 06/30/2008 ***	8,200,000	8,200,338

		9,377,838
Federal Home Loan Mortgage Corp. - 0.59%
3.952% due 06/01/2034 ***	988,023	964,820
5.00% due 05/01/2018 to 12/01/2018 ***	3,002,423	2,956,742
5.50% due 06/12/2008 ***	3,800,000	3,800,373
6.00% due 03/01/2016 to 09/01/2016 ***	158,939	161,237
6.00% TBA **	3,000,000	3,021,564
7.307% due 01/01/2029 (b)***	508,611	517,416

		11,422,152
Federal National Mortgage
Association - 43.95%
4.624% due 09/01/2035 (b)***	10,030,022	9,988,748
5.00% due 11/01/2017 to 03/01/2036 ***	169,437,305	165,056,121
5.00% TBA **	66,000,000	63,745,592
5.50% due 07/01/2035	53,172	52,565
5.50% due 11/01/2016 to 11/01/2036 ***	322,781,791	319,325,595
5.50% TBA **	214,000,000	211,458,750
5.56% due 05/01/2036 (b)***	5,572,477	5,617,456
5.958% due 06/01/2043 (b)***	4,255,640	4,277,183
6.00% due 03/01/2016 to 09/01/2036 ***	10,930,629	11,013,471
6.00% TBA **	58,000,000	58,380,596
6.158% due 10/01/2040 (b)***	725,618	738,782
7.204% due 07/01/2009 (b)***	374,879	376,460

		850,031,319
Government National Mortgage
Association - 0.30%
4.75% due 01/20/2032 to
02/20/2032 (b)***	2,060,861	2,058,579
5.00% due 12/20/2034 to 03/20/2035 ***	1,203,561	1,071,772
5.125% due 10/20/2029 to
11/20/2029 (b)***	1,088,413	1,104,121

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Government National Mortgage
Association (continued)
5.375% due 05/20/2023 to
05/20/2030 (b)***		$ 1,490,788	$ 1,503,769
5.75% due 09/20/2021 (b)***		121,281	122,622

			5,860,863
Small Business Administration - 0.49%
4.504% due 02/01/2014 ***		1,011,767	980,606
4.88% due 11/01/2024 ***		175,257	171,923
5.13% due 09/01/2023 ***		321,013	320,126
5.52% due 06/01/2024 ***		5,863,010	5,940,201
6.344% due 08/01/2011 ***		1,946,664	2,007,365
7.449% due 08/01/2010 ***		95,404	99,629

			9,519,850

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $894,319,986)		$ 886,212,022

FOREIGN GOVERNMENT OBLIGATIONS - 0.50%
Canada - 0.18%
Province of Quebec, Canada
5.00% due 12/01/2038 ***	CAD	3,900,000	3,514,150

Mexico - 0.03%
Government of Mexico
6.0734% due 01/13/2009 (b)***	$ 500,000		504,500

Panama - 0.24%
Republic of Panama
8.875% due 09/30/2027 ***		2,200,000	2,794,000
9.375% due 07/23/2012 ***		1,400,000	1,641,500
9.625% due 02/08/2011 ***		210,000	239,400

			4,674,900
Poland - 0.02%
Republic of Poland, Series RSTA
zero coupon, Step up to 4.75% on
04/27/2007 due 10/27/2024 (b)***		500,000	468,815

South Africa - 0.03%
Republic of South Africa
9.125% due 05/19/2009 ***		500,000	540,000

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $8,876,858)		$ 9,702,365

CORPORATE BONDS - 25.07%
Air Travel - 0.01%
American Airlines, Series 2001-2, Class A-1
6.978% due 04/01/2011 ***		201,177	205,704

Automobiles - 0.47%
DaimlerChrysler N.A. Holding Corp.
4.75% due 01/15/2008 ***		2,600,000	2,576,291
5.79% due 03/13/2009 (b)***		3,000,000	3,002,868
DaimlerChrysler N.A. Holding Corp., MTN
5.82% due 08/03/2009 (b)***		3,500,000	3,504,075

			9,083,234

The accompanying notes are an integral part of the financial statements.

133

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking - 6.55%
ANZ National International Ltd.
5.4153% due 08/07/2009 (b)***	$ 5,000,000	$ 4,995,375
Bank of America Corp.
5.375% due 06/19/2009 (b)***	16,700,000	16,708,267
Bank of America NA
6.00% due 10/15/2036 ***	1,400,000	1,441,392
Bank of America NA, Series BKNT
5.36% due 12/18/2008 (b)***	9,900,000	9,900,267
5.3769% due 07/25/2008 (b)***	100,000	100,042
Bank of Ireland, Series MTN
5.415% due 12/18/2009 (b)***	9,000,000	8,980,956
China Development Bank
5.00% due 10/15/2015 (a)***	500,000	486,532
DnB NORBank ASA
5.4434% due 10/13/2009 (b)***	3,300,000	3,298,825
Export-Import Bank of China.
4.875% due 07/21/2015 ***	500,000	482,606
Fortis Bank SA/NV - New York NY, Series YCD
5.295% due 04/28/2008 (b)***	8,100,000	8,099,287
HSBC Bank USA, Series BKNT
5.435% due 09/21/2007 (b)***	7,900,000	7,906,976
5.4931% due 06/10/2009 (b)***	1,200,000	1,199,697
HSBC Finance Corp.
5.42% due 10/21/2009 (b)***	2,600,000	2,600,335
5.49% due 09/15/2008 (b)***	8,600,000	8,621,904
HSBC Holdings PLC
6.50% due 05/02/2036 ***	1,300,000	1,398,501
National Australia Bank Ltd.
5.3931% due 09/11/2009 (b)***	3,800,000	3,799,816
RBS Capital Trust I
4.709% due 12/29/2049 (b)***	2,100,000	1,996,277
Resona Bank, Ltd.
5.85% due 09/29/2049 (b)***	700,000	683,520
Royal Bank of Scotland Group PLC
5.365% due 12/21/2007 (b)***	4,100,000	4,103,124
Royal Bank of Scotland PlC
5.4238% due 07/21/2008 (b)***	2,900,000	2,901,778
Santander US Debt SA Unipersonal
5.40% due 09/21/2007 (b)***	2,400,000	2,401,951
5.42563% due 11/20/2009 (a)***	4,100,000	4,099,570
5.45% due 09/19/2008 (b)***	6,600,000	6,608,303
USB Capital IX
6.189% due 04/15/2042 (b)***	500,000	510,644
VTB Capital SA for Vneshtorgbank
5.975% due 08/01/2008 ***	3,500,000	3,501,750
Wachovia Bank NA, Series BKNT
5.43% due 05/25/2010 (b)***	16,500,000	16,503,894
Wachovia Corp, Series MTN
5.41% due 12/01/2009 (b)***	800,000	799,886
Wachovia Corp.
5.625% due 10/15/2016 ***	300,000	301,585
Westpac Banking Corp./NY, Series DPNT
5.31% due 06/06/2008 ***	2,300,000	2,299,669

		126,732,729

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Cable and Television - 0.36%
Comcast Corp.
5.6738% due 07/14/2009 (b)***	$ 4,400,000	$ 4,409,790
5.875% due 02/15/2018 ***	1,000,000	989,333
6.45% due 03/15/2037 ***	1,000,000	1,000,540
Cox Communications, Inc.
5.875% due 12/01/2016 ***	600,000	595,744

		6,995,407

Cellular Communications - 0.01%
AT&T Broadband Corp.
8.375% due 03/15/2013 ***	200,000	227,813

Coal - 0.09%
Peabody Energy Corp.
7.875% due 11/01/2026 (a)***	1,600,000	1,720,000

Crude Petroleum & Natural Gas - 0.30%
Anadarko Petroleum Corp.
5.76% due 09/15/2009 (b)***	5,700,000	5,723,245

Diversified Financial Services - 1.50%
Aig-Fp Matched Funding
5.3606% due 06/16/2008 (b)***	3,500,000	3,542,540
General Electric Capital Corp., Series A
5.43% due 10/06/2010 (b)***	4,900,000	4,883,231
General Electric Capital Corp., Series MTN
5.41% due 01/05/2009 (b)***	2,100,000	2,101,163
5.41% due 10/26/2009 (b)***	5,600,000	5,597,827
5.43% due 01/03/2008 (a)(b)***	7,800,000	7,809,742
5.57% due 01/08/2016 (b)***	1,600,000	1,600,882
General Electric Capital Corp., Series MTNA
5.48% due 12/15/2009 (a)(b)***	3,400,000	3,409,272

		28,944,657

Electrical Utilities - 0.15%
Dominion Resources, Inc.
5.70% due 09/17/2012 (a)***	150,000	151,700
PSEG Power LLC
6.95% due 06/01/2012 (a)***	100,000	105,719
Southern California Edison Company
5.4706% due 02/02/2009 (b)***	2,600,000	2,603,492

		2,860,911

Financial Services - 10.63%
Abbey National Treasury Services PLC/Stamford
CT, Series YCD
5.275% due 07/02/2008	5,400,000	5,397,634
American Express Bank FSB/Salt Lake City UT,
Series BKNT
5.41% due 10/20/2009 (b)***	4,300,000	4,299,777
American Express Centurion Bank, Series BKNT
5.35% due 05/07/2008 (b)***	4,200,000	4,196,709
American Express Credit Corp., Series MTN
5.41% due 03/02/2009 (b)***	4,300,000	4,302,021
American General Finance Corp., Series MTN
5.4056% due 03/23/2007 (b)***	1,000,000	1,000,232
Atlantic & Western Re, Ltd., Series A
11.3716% due 01/09/2007 (b)	300,000	299,790
Bear Stearns Companies, Inc., Series MTN
5.465% due 08/21/2009 (b)***	13,200,000	13,212,236

The accompanying notes are an integral part of the financial statements.

134

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Bear Stearns Companies, Inc., Series MTNB
5.4538% due 03/30/2009 (b)***	$ 3,800,000		$ 3,803,971
C10 Capital SPV, Ltd.
6.722% due 12/01/2049 (b)***		2,500,000	2,502,350
Calabash Re, Ltd.
13.765% due 01/08/2010 (b)		4,400,000	4,402,067
CIT Group Holdings, Inc.
5.5263% due 01/30/2009 (b)***		3,600,000	3,608,474
CIT Group, Inc.
5.515% due 12/19/2008 (b)***		3,500,000	3,507,980
5.6563% due 07/28/2011 (b)***		4,100,000	4,103,686
7.75% due 04/02/2012 (a)***		200,000	220,501
CIT Group, Inc., Series MTN
5.4931% due 08/17/2009 (b)***		6,600,000	6,605,834
Citigroup Funding, Inc., Series MTN
5.3425% due 12/08/2008 (b)***		1,400,000	1,399,580
Citigroup, Inc.
5.3925% due 12/28/2009 (b)***		1,200,000	1,199,678
5.4056% due 12/26/2008 (b)***		10,000,000	10,005,670
5.4163% due 01/30/2009 (b)***		12,200,000	12,204,026
6.125% due 08/25/2036 (a)***		1,700,000	1,787,158
GMAC LLC
6.00% due 12/15/2011 ***		600,000	597,390
Goldman Sachs Group, Inc.
5.4056% due 12/23/2008 (b)***		600,000	600,188
5.4556% due 06/23/2009 (b)***		3,200,000	3,201,910
Goldman Sachs Group, Inc., Series MTN
5.4644% due 11/10/2008 (b)***		4,000,000	4,006,000
5.455% due 11/16/2009 (b)***		1,600,000	1,600,384
Goldman Sachs Group, Inc., Series MTNB
5.7038% due 07/23/2009 (a)(b)***		9,600,000	9,659,598
HBOS PLC
5.92% due 09/29/2049 (b)***		700,000	686,668
HBOS Treasury Services PLC, Series MTN
5.4138% due 07/17/2009 (b)***		5,800,000	5,799,895
John Deere Capital Corp., Series MTN
5.4238% due 07/15/2008 (b)***		3,600,000	3,601,472
JP Morgan Chase Capital XX, Series T
6.55% due 09/29/2036 ***		700,000	722,825
JSG Packaging, Ltd.
5.595% due 11/29/2014 (b)*** (f)	EUR	1,000,000	1,324,549
Lehman Brothers Holdings, Inc.
5.475% due 08/21/2009 (b)***	$ 4,100,000		4,102,025
Lehman Brothers Holdings, Inc., Series MTN
5.40% due 11/24/2008 (b)***		2,300,000	2,300,347
5.415% due 12/23/2008 (b)***		500,000	499,925
5.4638% due 10/22/2008 (b)***		6,100,000	6,107,473
5.46% due 04/03/2009 (b)***		3,500,000	3,503,616
5.5944% due 07/18/2011 (a)(b)***		2,700,000	2,704,666
Merrill Lynch & Company, Inc., Series MTN
5.57688% due 07/25/2011 (b)***		4,800,000	4,808,232
Merrill Lynch & Company, Inc., Series MTNC
5.46% due 06/16/2008 (b)***		9,600,000	9,615,168
Merrill Lynch & Company, Inc., Series MTN
5.4644% due 08/14/2009 (b)***		3,400,000	3,401,306

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Mitsubishi UFJ Financial Group, Inc.,
Capital Finance 1, Ltd.
6.346% due 07/29/2049 (a)(b)***	$ 700,000	$ 710,422
Morgan Stanley
5.39% due 11/21/2008 (b)***	2,800,000	2,799,888
5.4988% due 02/15/2007 (b)***	760,000	760,135
Morgan Stanley, Series GMTN
5.4854% due 02/09/2009 (b)***	7,300,000	7,311,563
Morgan Stanley, Series MTN
5.44% due 03/07/2008 (b)***	3,600,000	3,602,624
Osiris Capital PLC, Series D
10.36% due 01/15/2010 (b)	1,900,000	1,897,031
Phoenix Quake Wind, Ltd.
7.82% due 07/03/2008 (b)	800,000	803,448
Phoenix Quake, Ltd.
7.82% due 07/03/2008 (b)	800,000	805,240
Pricoa Global Funding I
5.4569% due 01/25/2008 (b)***	6,400,000	6,409,331
SLM Corp., Series MTNA
5.5869% due 07/25/2008 (b)***	15,200,000	15,236,565
SMFG Preferred Capital
6.078% due 01/29/2049 (b)***	2,400,000	2,373,262
UBS Preferred Funding Trust V, Series 1
6.243% due 05/12/2049 (b)***	5,400,000	5,591,630
Vita Capital, Ltd., 2003-1
6.72163% due 01/01/2007 (b)	400,000	400,000

		205,604,150

Food & Beverages - 0.01%
Kraft Foods, Inc.
6.25% due 06/01/2012 ***	100,000	103,880

Forest Products - 0.00%
Weyerhaeuser Company
6.125% due 03/15/2007 ***	13,000	13,009

Gas & Pipeline Utilities - 0.61%
El Paso Corp.
7.75% due 01/15/2032 (a)***	7,900,000	8,650,500
Williams Companies, Inc.
6.375% due 10/01/2010 ***	3,200,000	3,220,000

		11,870,500

Insurance - 0.26%
American International Group, Inc.
5.05% due 10/01/2015 ***	700,000	680,663
5.40% due 06/16/2009 (b)***	3,000,000	3,021,154
MetLife, Inc.
6.40% due 12/15/2036 (b)***	1,300,000	1,311,050

		5,012,867

International Oil - 0.41%
Gaz Capital for Gazprom
6.212% due 11/22/2016 ***	700,000	703,500
Pemex Project Funding Master Trust
5.75% due 12/15/2015 (a)***	1,300,000	1,290,900
7.375% due 12/15/2014 (a)***	600,000	660,600
8.625% due 02/01/2022 ***	300,000	370,800

The accompanying notes are an integral part of the financial statements.

135

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

CORPORATE BONDS (continued)
International Oil (continued)
Ras Laffan LNG III
5.838% due 09/30/2027 ***		$ 1,500,000	$ 1,440,930
Transocean, Inc.
5.5906% due 09/05/2008 ***		3,500,000	3,502,110

			7,968,840

Leisure Time - 0.01%
MGM Mirage, Inc.
6.00% due 10/01/2009 ***		200,000	199,500

Manufacturing - 0.40%
General Electric Company
5.3931% due 12/09/2008 (b)***		2,800,000	2,801,649
Siemens Financieringsmaatschappij NV
5.4244% due 08/14/2009 (b)***		4,900,000	4,900,108

			7,701,757

Metal & Metal Products - 0.02%
CODELCO, Inc.
6.15% due 10/24/2036 ***		400,000	409,646

Mining - 0.07%
Vale Overseas, Ltd.
6.25% due 01/23/2017 ***		700,000	703,182
6.875% due 11/21/2036 ***		700,000	717,952

			1,421,134

Petroleum Services - 0.03%
Petroleum Export, Ltd.
5.265% due 06/15/2011 ***		533,608	519,078

Retail - 0.45%
Home Depot, Inc.
5.25% due 12/16/2013 ***		500,000	496,281
Wal-Mart Stores, Inc.
5.265% due 06/16/2008 (b)***		8,300,000	8,300,847

			8,797,128

Software - 0.20%
Oracle Corp.
5.6034% due 01/13/2009 (b)***		3,900,000	3,905,577

Telecommunications Equipment &
Services - 0.46%
Embarq Corp.
6.738% due 06/01/2013 ***		2,700,000	2,763,472
7.082% due 06/01/2016 ***		5,400,000	5,497,308
France Telecom SA
7.75% due 03/01/2011 ***		200,000	217,854
France Telecom SA, Series REGS
6.75 due 03/14/2008 ***	EUR	200,000	271,827
Verizon Global Funding Corp.
7.25% due 12/01/2010 ***	$ 200,000		213,191

			8,963,652

Telephone - 1.89%
AT&T Corp.
7.30% due 11/15/2011 (b)***		1,538,000	1,665,156
AT&T, Inc.
5.4638% due 05/15/2008 (b)***		15,000,000	15,007,965

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
BellSouth Corp.
5.4738% due 08/15/2008 (b)***	$ 5,700,000	$ 5,703,317
Qwest Capital Funding, Inc.
7.25% due 02/15/2011 (a)***	113,000	115,401
Qwest Corp.
7.625% due 06/15/2015 (a)***	3,100,000	3,317,000
Sprint Capital Corp.
6.125% due 11/15/2008 ***	500,000	505,909
Sprint Nextel Corp.
6.00% due 12/01/2016 ***	700,000	682,239
Telecom Italia Capital SA
5.9844% due 07/18/2011 (b)***	4,800,000	4,792,843
Telefonica Emisones SAU
5.665% due 06/19/2009 (b)***	4,700,000	4,705,720

		36,495,550

Transportation - 0.18%
FedEx Corp.
5.4553% due 08/08/2007 (b)***	3,500,000	3,504,326

TOTAL CORPORATE BONDS (Cost $483,020,668)	$ 484,984,294

MUNICIPAL BONDS - 0.72%
California - 0.39%
Golden State Tobacco Securitization Corp.,
California, Series 2003-A-1
6.25% due 06/01/2033 ***	3,100,000	3,462,855
6.75% due 06/01/2039 ***	3,635,000	4,163,929

		7,626,784

Iowa - 0.03%
Tobacco Settlement Authority of Iowa, Series A
6.50% due 06/01/2023 ***	495,000	492,367

New York - 0.05%
New York State Environmental Facilities Corp.,
Residuals, Series 658
6.50% due 06/15/2023 (b)***	850,000	951,362

Rhode Island - 0.03%
Tobacco Settlement Financing Corp.
6.25% due 06/01/2042 ***	500,000	534,260

South Carolina - 0.01%
Tobacco Settlement Revenue Management
Authority
6.375% due 05/15/2028 ***	200,000	215,022

Texas - 0.03%
University of Texas Permanent University Fund
4.75% due 07/01/2030 ***	500,000	515,895

Wisconsin - 0.18%
Badger Tobacco Asset Securitization Corp.
6.00% due 06/01/2017 ***	2,900,000	3,117,935
6.375% due 06/01/2032 ***	200,000	218,368
Wisconsin State Clean Water Revenue
5.10% due 06/01/2021 ***	110,000	116,211

The accompanying notes are an integral part of the financial statements.

136

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

MUNICIPAL BONDS (continued)
Wisconsin (continued)
Wisconsin State Clean Water Revenue (continued)
5.10% due 06/01/2022 ***	$ 25,000	$ 26,387

		3,478,901

TOTAL MUNICIPAL BONDS (Cost $11,974,587)	$ 13,814,591

COLLATERALIZED MORTGAGE
OBLIGATIONS - 7.14%
Lehman XS Trust, Series 2006-16N, Class A1A
5.43% due 11/25/2046 (b)***	4,844,922	4,844,922
American Home Mortgage Investment Trust, Series
2004-4, Class 4A
4.39% due 02/25/2045 ***	1,974,429	1,940,834
Bank of America Funding Corp., Series 2005-D,
Class A1
4.1137% due 05/25/2035 (b)***	3,018,300	2,981,724
Bank of America Funding Corp., Series 2004-A,
Class 1A3
5.0085% due 09/20/2034 (b)***	1,125,259	1,098,696
Bank of America Mortgage Securities, Inc.,
Series 2004-1, Class 5A1
6.50% due 09/25/2033 ***	443,522	447,541
Bank of America Mortgage Securities, Inc.,
Series 2004-2, Class 5A1
6.50% due 10/25/2031 ***	87,209	88,380
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-3, Class 1A2
3.8335% due 07/25/2034 (b)***	452,659	454,575
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2002-11, Class 1A2
5.3282% due 02/25/2033 (b)***	904,259	900,955
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-8, Class 2A1
4.7814% due 01/25/2034 (b)***	2,606,708	2,576,590
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-6, Class 1A1
4.5441% due 09/25/2034 (b)***	595,271	593,658
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-7, Class 1A1
4.9077% due 10/25/2034 (b)***	621,366	624,724
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-9, Class 2A1
5.3515% due 09/25/2034 (b)***	230,017	229,343
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 2A1
5.39% due 05/25/2035 (b)***	4,780,876	4,764,424
Bear Stearns Alt-A Trust, Series 2006-8, Class 3A1
5.51% due 02/25/2034 (b)***	4,700,000	4,700,000
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-11, Class A2A
4.70% due 12/25/2035 ***	1,079,660	1,061,400
Countrywide Alternative Loan Trust,
Series 2003-J3, Class 2A1
6.25% due 12/25/2033 ***	157,508	156,904
Countrywide Alternative Loan Trust,
Series 2006-OA19, Class A1
5.53% due 02/20/2047 (b)***	3,697,453	3,709,644

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Home Loan Mortgage Pass Through
Trust, Series 2003-R4, Class 1A3
6.00% due 11/25/2026 ***	$ 1,393,449	$ 1,385,190
Countrywide Home Loans, Series 2003-R4,
Class 2A
6.50% due 01/25/2034 ***	309,162	315,032
Countrywide Home Loans, Series 2004-12,
Class 11A2
4.2258% due 08/25/2034 (b)***	389,213	387,346
Countrywide Home Loans, Series 2005-3, Class 1A2
5.64% due 04/25/2035 (b)***	809,603	810,189
Countrywide Home Loans,
Series 2005-HYB9, Class 3A2A
5.25% due 02/20/2036 (b)	1,105,779	1,100,473
Credit Suisse First Boston Mortgage Securities
Corp., Series 2004-AR8, Class 2A1
4.6076% due 09/25/2034 (b)***	570,646	561,927
Credit Suisse First Boston Mortgage
Securities Corp., Series 2002-P3A , Class A1
5.90% due 08/25/2033 (b)***	866,837	869,460
Federal Home Loan Mortgage Corp., Series 2204,
Class Z
7.50% due 12/20/2029 ***	1,428,410	1,486,282
Federal Home Loan Mortgage Corp., Series 2247,
Class Z
7.50% due 08/15/2030 ***	813,853	846,305
Federal Home Loan Mortgage Corp., Series 2362,
Class ZA
6.50% due 09/15/2031 ***	1,405,410	1,439,369
Federal Home Loan Mortgage Corp., Series 24989,
Class PE
6.00% due 08/15/2032 ***	1,600,000	1,615,241
Federal Home Loan Mortgage Corp., Series 2503,
Class PZ
6.00% due 09/15/2032 ***	1,805,499	1,788,339
Federal Home Loan Mortgage Corp., Series 2863,
Class KZ
5.00% due 09/15/2034 ***	111,881	89,355
Federal Home Loan Mortgage Corp., Series 2901,
Class UB
5.00% due 03/15/2033 ***	800,000	767,212
Federal Home Loan Mortgage Corp., Series 2906,
Class GZ
5.00% due 09/15/2034 ***	331,482	291,868
Federal Home Loan Mortgage Corp., Series 2935,
Class HJ
5.00% due 02/15/2035 ***	400,000	370,156
Federal Home Loan Mortgage Corp., Series 2941,
Class WE
5.00% due 03/15/2035 ***	400,000	374,657
Federal Home Loan Mortgage Corp., Series 3149,
Class LF
5.65% due 05/15/2036 (b)***	2,800,000	2,799,970
Federal Home Loan Mortgage Corp.,
Series T-63, Class 1A1
5.958% due 02/25/2045 (b)***	642,252	641,032

The accompanying notes are an integral part of the financial statements.

137

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Federal National Mortgage Association
4.6775% due 05/25/2035 (b)***	$ 700,000	$ 690,870
Federal National Mortgage Association, Series
2002-56, Class ZQ
6.00% due 09/25/2032 ***	12,960,902	12,953,135
Federal National Mortgage Association, Series
2003-116, Class FA
5.75% due 11/25/2033 (b)***	521,512	524,514
Federal National Mortgage Association, Series
2003-W1, Class 1A1
6.50% due 12/25/2042 ***	729,057	741,665
Federal National Mortgage Association, Series
2004-11, Class A
5.47% due 03/25/2034 (b)***	86,547	86,610
Federal National Mortgage Association, Series
2004-T1, Class 1A1
6.00% due 01/25/2044 ***	390,390	392,316
Federal National Mortgage Association, Series
2004-W2, Class 1A3F
5.70% due 02/25/2044 (b)***	357,944	357,815
Federal National Mortgage Association, Series
2005-14, Class KZ
5.00% due 03/25/2035 ***	109,579	88,602
Federal National Mortgage Association, Series
2005-9, Class ZA
5.00% due 02/25/2035 ***	550,178	472,155
First Nationwide Trust, Series 2001-3, Class 1A1
6.75% due 08/21/2031 ***	56,629	56,456
Fremont Home Loan Trust,
Series 2005-E, Class 2A1
5.44% due 01/25/2036 (b)***	325,935	325,939
Greenpoint Mortgage Funding Trust, Series
2006-AR8, Class 1A1A
5.43% due 01/25/2047 (b)***	4,100,000	4,099,039
Greenpoint Mortgage Funding Trust,
Series 2006-AR6, Class A1A
5.40% due 10/25/2046 (b)***	4,569,629	4,573,609
GS Mortgage Securities Corp.,
Series 2003-1, Class A2
6.05% due 01/25/2032 (b)***	64,086	64,623
Harborview Mortgage Loan Trust,
Series 2005-2, Class 2A1A
5.57% due 05/19/2035 (b)***	1,355,117	1,354,802
Indymac Arm Trust, Series 2001-H2, Class A2
6.7131% due 01/25/2032 (b)***	20,681	20,612
Indymac Index Mortgage Loan Trust, Series
2006-AR14, Class 1A1A
5.44% due 11/25/2046 (b)***	3,362,459	3,373,938
LB-UBS Commercial Mortgage Trust, Series
2005-C7, Class A1
4.99% due 11/15/2030 ***	2,966,073	2,949,876
Lehman Brothers Floating Rate
Commercial Mortgage Trust,
Series 2006-LLFA , Class A1
5.43% due 09/15/2021 (b)***	3,719,443	3,715,955

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Mellon Residential Funding Corp.,
Series 2000-TBC2, Class A1
5.83% due 06/15/2030 (b)***	$ 3,991,302	$ 3,988,911
Nomura Asset Acceptance Corp., Series 2004-R1,
Class A2
7.50% due 03/25/2034 ***	396,980	411,178
Prime Mortgage Trust, Series 2004-CL1, Class 1A2
5.75% due 02/25/2034 (b)***	953,543	956,220
Prime Mortgage Trust, Series 2004-CL1, Class 2A2
5.75% due 02/25/2019 (b)***	209,981	210,295
Residential Accredit Loans, Inc., Series 2005-QO1,
Class A1
5.65% due 08/25/2035 (b)***	5,914,304	5,920,880
Residential Funding Mortgage Securities I, Series
2004-S9, Class 1A23
5.50% due 12/25/2034 ***	300,000	279,331
Residential Funding Mortgage Securities I,
Series 2004-S2, Class A1
5.25% due 03/25/2034 ***	262,818	258,022
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A
4.9693% due 07/25/2034 (b)***	339,660	338,532
Structured Asset Mortgage Investments, Inc.,
Series 2005-AR2, Class 2A1
5.58% due 05/25/2045 (b)***	108,186	108,185
Structured Asset Securities Corp.,
Series 2001-21A, Class 1A1
7.2129% due 01/25/2032 (b)***	82,897	82,592
Structured Asset Securities Corp.,
Series 2002-1A, Class 4A
6.1005% due 02/25/2032 (b)***	62,639	62,467
Thornburg Mortgage Securities Trust, Series
2006-6, Class A1
5.43% due 12/25/2036 (b)***	3,867,084	3,863,389
Thornburg Mortgage Securities Trust,
Series 2006-5, Class A1
5.44% due 08/25/2036 (b)***	8,733,667	8,725,414
Wachovia Bank Commercial Mortgage Trust,
Series 2006-WL7A, Class A1
5.44% due 09/15/2021 (b)***	13,666,210	13,666,799
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR2, Class A
5.596% due 02/27/2034 (b)***	176,718	177,097
Washington Mutual Mortgage Securities Corp.,
Series 2002-AR9, Class 1A
6.227% due 08/25/2042 (b)***	3,514,768	3,519,292
Washington Mutual Mortgage Securities Corp.,
Series 2002-S5, Class 1A1
5.1139% due 10/25/2032 (b)***	469,325	466,747
Washington Mutual Mortgage Securities Corp.,
Series 2003-AR1, Class 2A
5.3902% due 02/25/2033 (b)***	1,656,233	1,648,457
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR13 , Class A1A1
5.64% due 10/25/2045 (b)***	1,281,060	1,282,783

The accompanying notes are an integral part of the financial statements.

138

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR2, Class 2A1A
5.66% due 01/25/2045 (b)***	$ 88,469	$ 88,627
Washington Mutual Mortgage Securities Corp.,
Series 2005-AR6, Class 2A1A
5.58% due 04/25/2045 (b)***	147,270	147,490
Washington Mutual, Inc.,
Series 2002-AR17, Class 1A
6.027% due 11/25/2042 (b)***	1,151,424	1,155,554
Washington Mutual, Inc., Series 2002-AR6, Class A
6.227% due 06/25/2042 (b)***	55,251	55,285
Wells Fargo Mortgage Backed Securities Trust,
Series 2006-AR2 , Class 2A1
4.95% due 03/25/2036 (b)***	4,825,725	4,771,718

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $137,955,524)	$ 138,141,513

ASSET BACKED SECURITIES - 6.70%
ACE Securities Corp., Series 2006-HE2, Class A2A
5.41% due 05/25/2036 (b)***	4,124,337	4,124,825
Argent Securities, Inc., Series 2006-M2 , Class A2A
5.37% due 09/25/2036 (b)***	1,932,053	1,932,219
Brazos Student Finance Corp.,
Series 1998-A, Class A2
5.96% due 06/01/2023 (b)***	593,137	596,304
Capital One Auto Finance Trust, Series 2006-C,
Class A1
5.34% due 12/14/2007 ***	3,100,000	3,099,516
Countrywide Asset-Backed Certificates, Series
2006-16, Class 2A1
5.375% due 10/25/2036 ***	2,054,949	2,054,308
Countrywide Asset-Backed Certificates, Series
2006-17, Class 2A1
5.37% due 03/25/2047 (b)***	4,603,744	4,602,307
Countrywide Asset-Backed Certificates, Series
2006-25, Class 2A1
5.42% due 06/25/2037 (b)***	3,900,000	3,903,054
Countrywide Asset-Backed Certificates, Series
2006-15, Class A1
5.46% due 10/25/2036 ***	4,555,186	4,555,896
EMC Mortgage Loan Trust, Series 2001-A Class A
5.72% due 05/25/2040 (b)***	2,318,083	2,324,079
First Franklin Mortgage Loan Asset Backed
Certificates, Series 2005-FF12, Class A2A
5.44% due 11/25/2036 (b)***	1,024,819	1,025,013
Fremont Home Loan Trust, Series 2006-3, Class
2A1
5.39% due 02/25/2037 (b)***	3,408,355	3,407,823
HSI Asset Securitization Corp. Trust,
Series 2006-HE2 , Class 2A1
5.40% due 12/25/2036 (b)***	2,366,483	2,362,046
JP Morgan Mortgage Acquisition Corp., Series
2006-CH1, Class A2
5.37% due 11/25/2028 (b)***	8,439,769	8,437,135
JP Morgan Mortgage Acquisition Corp.,
Series 2006-WMC3, Class A2
5.37% due 08/25/2036 (b)***	2,177,187	2,177,059

Total Return Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Long Beach Mortgage Loan Trust,
Series 2004-4 , Class 1A1
5.63% due 10/25/2034 (b)***	$ 876,244	$ 876,664
Merrill Lynch Mortgage Investors, Inc., Series
2006-FF1, Class A2A
5.42% due 08/25/2036 (b)***	19,200,000	19,215,035
Newcastle Mortgage Securities Trust,
Series 2006-1, Class A1
5.42% due 03/25/2036 (b)***	4,622,213	4,623,038
Park Place Securities, Inc., Series 2004-MCW1,
Class A1
5.662% due 10/25/2034 (b)***	12,083,667	12,090,405
Quest Trust, Series 2004-X2, Class A1
5.91% due 06/25/2034 (b)***	16,936	16,987
Residential Asset Mortgage Products, Inc., Series
2006-RZ4, Class A1A
5.40% due 10/25/2036 (b)***	5,484,923	5,484,067
Residential Asset Securities Corp.,
Series 2006-KS6 , Class A1
5.36% due 08/25/2036 (b)***	2,537,857	2,538,065
Residential Asset Securities Corp.,
Series 2006-KS9, Class AI1
5.42% due 11/25/2036 (b)***	4,890,778	4,891,265
Saxon Asset Securities Trust, Series 2006-3, Class
A1
5.38% due 11/25/2036 (b)***	2,546,863	2,546,904
SBI Heloc Trust, Series 2006-1A, Class 1A2A
5.49% due 08/25/2036 (b)***	2,842,715	2,842,701
SLM Student Loan Trust, Series 2006-3, Class A2
5.3769% due 01/25/2016 (b)***	4,513,703	4,514,407
Soundview Home Equity Loan Trust, Series
2006-WF1, Class A1A
5.42% due 10/25/2036 (b)***	8,443,904	8,445,221
Structured Asset Securities Corp., Series
2005-WF3, Class A1
5.45% due 07/25/2035 (b)***	1,468,338	1,468,567
Structured Asset Securities Corp., Series 2006-11,
Class A1
5.345% due 10/25/2035 (b)***	5,133,672	5,125,945
Structured Asset Securities Corp., Series
2006-BC3, Class A2
5.37% due 10/25/2036 (b)***	5,381,149	5,382,633
Wells Fargo Home Equity Trust, Series 2005-4,
Class AI1
5.47% due 12/25/2035 (b)***	4,987,260	4,987,948

TOTAL ASSET BACKED SECURITIES
(Cost $129,615,726)	$ 129,651,436

OPTIONS - 0.32%
Call Options - 0.32%
Over The Counter European Style Call
Expiration 07/02/2007 at $3.96 *	47,000,000	79,635
Expiration 07/02/2007 at $3.96 *	15,000,000	25,416
Expiration 07/02/2007 at $3.96 *	31,000,000	52,525
Expiration 07/02/2007 at $4.10 *	33,000,000	84,913
Expiration 07/02/2007 at $4.75 *	91,000,000	64,874

The accompanying notes are an integral part of the financial statements.

139

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

OPTIONS (continued)
Call Options (continued)
Over The Counter European Style Call (continued)
Expiration 08/08/2007 at $4.80 *		44,000,000	$ 123,442
Expiration 07/02/2007 at $4.85 *		90,000,000	85,590
Expiration 10/25/2007 at $4.90 *		62,000,000	279,051
Expiration 07/02/2007 at $4.90 *		111,000,000	330,531
Expiration 03/08/2007 at $5.00 *		47,000,000	64,437
Expiration 03/08/2007 at $5.00 *		23,000,000	31,533
Expiration 06/15/2007 at $5.0575 *		12,000,000	9,160
Expiration 04/19/2007 at $5.08 *		27,600,000	80,564
Expiration 06/15/2007 at $5.08 *		7,300,000	6,307
Expiration 06/15/2007 at $5.08 *		4,800,000	4,147
Expiration 02/01/2007 at $5.17 *		41,600,000	81,098
Expiration 05/23/2007 at $5.20 *		79,000,000	383,150
Expiration 05/09/2007 at $5.20 *		92,600,000	438,428
Expiration 06/07/2007 at $5.25 *		81,000,000	477,694
Expiration 06/07/2007 at $5.25 *		15,000,000	88,462
Expiration 07/02/2007 at $5.25 *		213,000,000	1,355,803
Expiration 07/02/2007 at $5.37 *		166,500,000	1,308,993
Expiration 06/30/2007 at $5.50 *		77,000,000	742,548

			6,198,301
Put Options - 0.00%
Chicago Mercantile Exchange American
Purchase Put on Eurodollar
Expiration 09/17/2007 at $90.75 *		1,747,500	4,369
Expiration 06/18/2007 at $91.00 *		3,530,000	8,825
Expiration 06/18/2007 at $91.25 *		3,870,000	9,675
Expiration 09/17/2007 at $91.25 *		2,030,000	5,075
Expiration 12/17/2007 at $91.25 *		3,075,000	7,687
Expiration 03/17/2008 at $91.75 *		12,182,500	30,456
Expiration 03/19/2007 at $92.25 *		125,000	313

			66,400

TOTAL OPTIONS (Cost $5,970,239)			$ 6,264,701

SHORT TERM INVESTMENTS - 26.61%
Bank of America Corp.
5.25% due 01/12/2007 ***	$ 700,000		$ 698,877
Barclays U.S. Funding LLC
5.22% due 03/05/2007		40,100,000	39,733,686
5.22% due 03/05/2007 ***		50,000,000	49,543,250
Kingdom of Belgium
zero coupon due 01/11/2007 ***	EUR	16,000,000	21,094,167
BNP Paribas
5.262% due 05/28/2008 ***	$ 3,000,000		2,998,249
BNP Paribas Finance, Inc.
5.30% due 01/02/2007 ***		20,700,000	20,696,953
CBA (Delaware) Finance, Inc.
5.25% due 03/07/2007 ***		5,800,000	5,745,021
DaimlerChrysler North America Holding Corp.
5.345% due 06/22/2007 ***		8,900,000	8,672,719
Danske Corp.
5.255% due 01/18/2007 ***		39,600,000	39,501,732
DNB NORBank ASA
5.265% due 02/20/2007 ***		17,300,000	17,173,494

Total Return Trust (continued)
		Shares or
		Principal
		Amount	Value

SHORT TERM INVESTMENTS (continued)
Federal Republic of Germany, Series 139
4.00% due 02/16/2007 ***	EUR	2,800,000	$ 3,697,112
HBOS Treasury Services PLC
5.25% due 03/15/2007	$ 970,000		959,674
5.25% due 03/15/2007 ***		50,000,000	49,467,708
Ixis Commerical Paper
5.26% due 02/02/2007 ***		6,200,000	6,171,012
Nordea Bank Finland PLC
5.262% due 03/31/2008 ***		2,800,000	2,798,383
5.307% due 05/28/2008 ***		2,900,000	2,897,993
Rabobank USA Finance Corp.
5.28% due 01/02/2007		3,100,000	3,099,545
5.28% due 01/02/2007 ***		50,000,000	49,992,667
Skandinaviska Enskilda Banken
5.23% due 03/12/2007		2,500,000	2,474,576
5.23% due 03/12/2007 ***		50,000,000	49,491,528
Skandinaviska Enskilda Banken AB
5.272% due 07/06/2007 ***		4,900,000	4,905,409
Societe Generale North America, Inc.
5.20% due 04/02/2007 ***		24,600,000	24,276,647
5.27% due 01/02/2007 ***		30,800,000	30,795,491
Societe Generale NY, Series YCD
5.287% due 06/11/2007 (b)***		3,000,000	2,999,428
State Street Navigator Securities Lending
Prime Portfolio (c)		28,208,693	28,208,693
U.S. Treasury Bills
zero coupon due 03/15/2007 *** ****		22,330,000	22,112,299
UBS Finance (Delaware) LLC
5.225% due 03/08/2007 ***		600,000	594,252
5.245% due 01/08/2007 ***		1,200,000	1,198,776
UniCredito Italiano SpA
5.35813% due 05/06/2008 ***		18,500,000	18,492,760
Viacom, Inc.
5.594% due 05/29/2007 ***		2,600,000	2,600,000
5.60% due 03/22/2007 ***		1,600,000	1,600,000

TOTAL SHORT TERM INVESTMENTS
(Cost $513,928,884)			$ 514,692,101

REPURCHASE AGREEMENTS - 3.75%
Lehman Brothers Tri-Party
Repurchase Agreement dated
12/29/2006 at 4.85% to be
repurchased at $66,035,567 on
01/02/2007, collateralized by
$67,075,000 U.S. Treasury Notes,
1.625% due 01/15/2015 (valued at
$67,736,288, including interest) ***	$ 66,000,000		$ 66,000,000
Repurchase Agreement with State Street
Corp. dated 12/29/2006 at 3.95% to be
repurchased at $6,518,860 on 01/02/2007,
collateralized by $6,470,000 U.S. Treasury
Notes, 5.125% due 06/30/2008 (valued at
$6,647,925, including interest) (c)		6,516,000	6,516,000

TOTAL REPURCHASE AGREEMENTS
(Cost $72,516,000)			$ 72,516,000

The accompanying notes are an integral part of the financial statements.

140

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Investments (Total Return Trust)
(Cost $2,469,440,034) - 127.49%		$ 2,466,161,689
Liabilities in Excess of Other Assets - (27.49)%		(531,797,103)

TOTAL NET ASSETS - 100.00%		$ 1,934,364,586

U.S. Government Securities Trust
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 16.14%
Treasury Inflation Protected
Securities (d) - 4.83%
2.00% due 01/15/2026 (a)	$ 8,959,065	$ 8,425,723
2.375% due 04/15/2011 (a)	6,284,257	6,259,220
2.50% due 07/15/2016 (a)	3,747,825	3,776,226

		18,461,169
U.S. Treasury Bonds - 0.09%
4.50% due 02/15/2036 (a)	360,000	342,338
U.S. Treasury Notes - 11.22%
3.375% due 11/15/2008	500,000	487,187
3.375% due 10/15/2009 ***	3,826,000	3,691,195
3.50% due 05/31/2007 ***	20,000,000	19,877,340
4.00% due 04/15/2010 (a)***	8,222,000	8,045,359
4.00% due 02/15/2014 ***	18,000	17,230
4.25% due 08/15/2015 ***	5,055,000	4,891,501
4.50% due 11/15/2015 ***	6,000,000	5,907,654

		42,917,466

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $62,439,810)		$ 61,720,973

U.S. GOVERNMENT AGENCY OBLIGATIONS - 83.80%
Federal Home Loan Bank - 1.64%
5.80% due 09/02/2008 ***	6,205,000	6,264,320

Federal Home Loan Mortgage Corp. - 2.20%
5.00% due 08/01/2033	1,033,342	998,815
5.00% due 08/01/2033 ***	3,662,119	3,539,759
6.00% due 10/01/2010 to 11/01/2028	306,325	310,019
6.00% due 11/01/2028 to 12/01/2028 ***	1,228,348	1,243,223
6.50% due 12/01/2010	82,675	83,328
7.00% due 02/01/2011 to 06/01/2032	1,724,563	1,774,484
7.00% due 07/01/2011 to 02/01/2028 ***	324,998	334,894
7.50% due 05/01/2007	1,730	1,738
9.00% due 10/01/2017	29,522	30,183
9.50% due 08/01/2020	70,050	76,215
11.75% due 12/01/2013	3,753	4,137
12.00% due 07/01/2020	24,514	26,586

		8,423,381
Federal National Mortgage
Association - 67.38%
3.20% due 02/17/2009 (b)***	4,456,000	4,343,932
4.875% due 01/11/2008	4,060,000	4,046,204
5.00% TBA **	95,675,000	92,643,226
5.50% due 04/01/2018 to 05/01/2018 ***	6,096,675	6,108,317
5.50% TBA **	67,700,000	67,153,917
6.00% TBA **	66,770,000	67,247,104
6.50% due 03/01/2026 to 06/01/2029	726,998	745,933
6.50% due 02/01/2026 ***	144,983	148,853

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association (continued)
6.50% TBA **	$ 10,000,000	$ 10,187,500
7.00% due 07/01/2022 to 01/01/2030	675,068	696,634
7.00% due 04/01/2028 to 01/01/2034 ***	1,660,046	1,707,480
7.50% due 09/01/2029 to 02/01/2031	408,341	425,465
8.00% due 06/01/2017 to 12/01/2032	560,711	591,127
8.00% due 01/01/2031 to 03/01/2033 ***	539,571	571,511
8.25% due 09/01/2008	2,857	2,886
8.50% due 02/01/2009	1,169	1,188
8.50% due 08/01/2019 ***	416,317	442,967
8.75% due 08/01/2009 to 12/01/2009	65,006	65,874
9.00% due 05/01/2021	18,630	20,037
11.50% due 09/15/2013 to 09/01/2019	88,492	97,121
12.00% due 01/01/2013 to 04/20/2016	241,443	270,970
12.50% due 01/01/2013 to 09/20/2015	114,117	125,304
13.50% due 11/15/2014	53,893	60,034

		257,703,584
Government National Mortgage
Association - 12.58%
5.50% TBA **	15,400,000	15,323,000
6.00% TBA **	30,000,000	30,412,500
6.50% due 02/15/2034 to 09/15/2034	1,192,861	1,223,782
7.50% due 02/15/2022 to 12/15/2027	619,531	647,782
8.50% due 06/15/2025 ***	475,354	512,821
11.00% due 09/15/2015	1,897	2,098

		48,121,983

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $323,162,966)	$ 320,513,268

COLLATERALIZED MORTGAGE
OBLIGATIONS - 26.51%
American Home Mortgage Assets, Series 2006-2,
Class 2A1
5.51% due 09/25/2046 (b)***	2,012,079	2,003,097
American Home Mortgage Investment Trust, Series
2006-2, Class 1A1
5.43% due 06/25/2046 (b)***	3,003,418	3,003,273
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2004-8, Class 11A1
4.1732% due 11/25/2034 (b)	801,641	789,648
Bear Stearns Alt-A Trust, Series 2004-11, Class 2A2
4.9467% due 11/25/2034 (b)***	3,433,117	3,492,513
Commercial Mortgage Pass-Through Certificates,
Series 2006-C8, Class A4
5.306% due 12/10/2046 (b)	3,080,000	3,065,105
Countrywide Alternative Loan Trust, Series
2005-59, Class 1A1
5.65% due 11/20/2035 (b)	917,896	920,933
Countrywide Alternative Loan Trust, Series
2006-OA10, Class 4A1
5.51% due 08/25/2046 (b)***	3,738,567	3,745,495
Countrywide Alternative Loan Trust, Series
2006-OA11, Class A4
5.54% due 09/25/2046 (b)***	3,739,835	3,739,226

The accompanying notes are an integral part of the financial statements.

141

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Countrywide Alternative Loan Trust, Series
2006-OA7, Class 3A1
5.53% due 06/25/2046 (b)***	$ 2,886,823	$ 2,877,492
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 1A1
5.55% due 07/20/2046 (b)***	3,649,069	3,638,727
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1A
5.56% due 07/20/2046 (b)***	836,514	838,116
Countrywide Alternative Loan Trust, Series
2006-OA9, Class 2A1B
5.55% due 07/20/2046 (b)***	3,624,890	3,633,494
Countrywide Home Loans, Series 2004-12, Class
16A1
6.7559% due 08/25/2034 (b)	644,827	650,726
Countrywide Home Loans, Series 2004-20, Class
2A1
7.19% due 09/25/2034 (b)***	652,908	665,543
Countrywide Home Loans, Series 2005-7, Class 2A1
5.66% due 03/25/2035 (b)***	1,528,179	1,532,831
Federal Home Loan Mortgage Corp.,
Series 2525, Class AM
4.50% due 04/15/2032 ***	692,679	629,972
Federal Home Loan Mortgage Corp.,
Series 2686, Class QI
5.50% IO due 01/15/2023 ***	4,676,250	120,655
Federal National Mortgage Association Whole
Loan, Series 2003-W14, Class 2A
5.7796% due 01/25/2043 (b)***	2,242,203	2,294,452
Federal National Mortgage Association, Series
1998-M4, Class C
6.527% due 05/25/2030 ***	1,744,036	1,749,470
Greenpoint Mortgage Funding Trust, Series
2006-AR4, Class A1A
5.45% due 09/25/2046 (b)***	3,734,891	3,733,231
Harborview Mortgage Loan Trust, Series 2004-2,
Class 2A1
5.61% due 06/19/2034 (b)***	698,284	699,305
Impac CMB Trust, Series 2004-5, Class 1A1
5.71% due 10/25/2034 (b)***	422,715	423,148
Impac Secured Assets Corp., Series 2005-2,
Class A1
5.67% due 03/25/2036 (b)***	3,027,936	3,032,837
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-CB17, Class A4
5.429% due 12/12/2043	4,530,000	4,546,625
LB-UBS Commercial Mortgage Trust,
Series 2006-C7, Class A3
5.347% due 11/15/2038	4,090,000	4,089,897
Luminent Mortgage Trust, Series 2006-4, Class A1A
5.54% due 05/25/2046 (b)***	3,454,161	3,449,509
Master Adjustable Rate Mortgages Trust, Series
2004-12, Class 5A1
4.4737% due 10/25/2034 (b)***	1,197,020	1,196,695
Master Adjustable Rate Mortgages Trust, Series
2004-15, Class 1A1
4.607% due 12/25/2034 (b)***	584,070	586,298

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Morgan Stanley Mortgage Loan Trust, Series
2006-8AR, Class 1A2
5.42% due 06/25/2036 (b)***	$ 2,853,743	$ 2,854,213
Novastar Mortgage-Backed Notes, Series
2006-MTA1, Class 2A1A
5.54% due 09/25/2046 (b)***	3,255,993	3,257,345
Residential Accredit Loans, Inc., Series 2005-QO3,
Class A1
5.75% due 10/25/2045 (b)***	143,351	143,766
Residential Accredit Loans, Inc., Series 2006-QO5,
Class 3A1
5.42% due 05/25/2046 (b)***	1,055,273	1,055,124
Residential Asset Mortgage Products, Inc., Series
2002-RP1, Class A1
5.752% due 03/25/2033	48,344	48,386
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-16, Class 1A2
4.9778% due 11/25/2034 (b)***	87,093	86,288
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 2A1
5.2112% due 01/25/2035 (b)	60,440	60,279
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A1
5.53% due 07/25/2036 (b)***	3,692,037	3,691,741
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR6, Class 1A3
5.51% due 07/25/2036 (b)***	3,138,232	3,133,091
Structured Asset Mortgage Investments, Inc.,
Series 2006-AR7, Class A1A
5.56% due 08/25/2036 (b)***	3,764,169	3,763,143
Thornburg Mortgage Securities Trust, Series
2005-2, Class A4
5.60% due 07/25/2045 (b)***	3,791,394	3,791,455
Thornburg Mortgage Securities Trust, Series
2005-3, Class A3
5.39% due 10/25/2035 (b)***	3,489,577	3,494,102
Thornburg Mortgage Securities Trust, Series
2006-3, Class A2
5.425% due 06/25/2036 (b)***	3,798,950	3,792,350
Thornburg Mortgage Securities Trust, Series
2006-3, Class A3
5.43% due 06/25/2036 (b)***	3,813,539	3,819,386
Washington Mutual, Inc., Mortgage Pass-Through
Certificates, Series 2005-AR19, Class A1A2
5.61% due 12/25/2045 (b)	385,849	386,962
Washington Mutual, Inc., Series 2005-AR17, Class
A1A2
5.61% due 12/25/2045 (b)***	432,816	434,484
Washington Mutual, Inc., Series 2005-AR17,
Class A1A1
5.59% due 12/25/2045 (b)***	3,094,634	3,103,519
Zuni Mortgage Loan Trust, Series 2006-OA1,
Class A1
5.48% due 08/25/2036 (b)***	3,326,670	3,322,526

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $102,307,530)	$ 101,386,473

The accompanying notes are an integral part of the financial statements.

142

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES - 19.15%
ACE Securities Corp., Series 2006-GP1, Class A
5.48% due 02/25/2031 (b)***	$ 3,051,674	$ 3,051,717
ACE Securities Corp., Series 2006-SL3, Class A1
5.45% due 06/25/2036 (b)***	2,966,139	2,966,436
Aegis Asset Backed Securities Trust, Series
2004-2, Class A3
5.83% due 06/25/2034 (b)***	1,158,676	1,160,667
AmeriCredit Automobile Receivables Trust, Series
2003-BX, Class A4B
5.8762% due 01/06/2010 (b)	43,823	43,851
Ameriquest Mortgage Securities, Inc., Series
2005-R7, Class A2B
5.52% due 09/25/2035 (b)***	976,337	976,337
Bay View Auto Trust, Series 2003-LJ1, Class A4
3.44% due 04/25/2012 ***	1,083,463	1,057,909
Countrywide Home Equity Loan Trust, Series
2004-I, Class A
5.64% due 02/15/2034 (b)***	2,749,040	2,756,424
Countrywide Home Equity Loan Trust, Series
2004-R, Class 2A
5.60% due 03/15/2030 (b)***	2,950,091	2,961,730
Countrywide Home Equity Loan Trust, Series
2006-E, Class 2A
5.46% due 07/15/2036 (b)***	3,338,116	3,340,405
Credit Suisse Mortgage Capital Certificates, Series
2006-CF2, Class A1
5.58% due 05/25/2036 (b)***	2,893,027	2,898,452
EMC Mortgage Loan Trust, Series 2006-A, Class A1
5.80% due 12/25/2042 (b)***	842,519	842,515
GMAC Mortgage Corp. Loan Trust, Series
2006-HE1, Class A
5.56% due 11/25/2036 (b)***	4,000,000	4,001,613
GSAA Home Equity Trust, Series 2005-5, Class A4
5.62% due 02/25/2035 (b)***	3,900,000	3,909,142
GSAMP Trust, Series 2006-S4, Class A1
5.41% due 05/25/2036 (b)***	3,690,093	3,690,320
IndyMac Seconds Asset Backed Trust, Series
2006-A, Class A
5.48% due 06/25/2036 (b)***	3,039,743	3,039,791
IXIS Real Estate Capital Trust, Series 2006-HE2,
Class A1
5.410% due 08/25/2036 (b)***	240,575	240,579
Long Beach Mortgage Loan Trust, Series 2005-3,
Class 2A2
5.63% due 09/25/2035 (b)***	1,100,000	1,101,817
Morgan Stanley ABS Capital I, Series 2004-HE8,
Class A7
5.88% due 09/25/2034 (b)***	813,372	817,327
Morgan Stanley ABS Capital I, Series 2005-WMC2,
Class A1MZ
5.60% due 02/25/2035 (b)***	1,452,139	1,452,825
Morgan Stanley ABS Capital I, Series 2005-WMC4,
Class A1MZ
5.61% due 04/25/2035 (b)***	2,200,718	2,202,744
Morgan Stanley IXIS Real Estate Capital Trust,
Series 2006-1, Class A1
5.38% due 07/25/2036 (b)***	2,907,833	2,907,880

U.S. Government Securities Trust (continued)
	Shares or
	Principal
	Amount	Value

ASSET BACKED SECURITIES
(continued)
Morgan Stanley Mortgage Loan Trust, Series
2006-4SL, Class A1
5.50% due 03/25/2036 (b)***	$ 2,606,343	$ 2,607,056
SACO I Trust, Inc., Series 2006-6, Class A
5.45% due 06/25/2036 (b)***	2,919,334	2,919,379
SACO I Trust, Inc., Series 2006-7, Class A1
5.45% due 07/25/2036 (b)***	3,194,602	3,194,651
SLM Student Loan Trust, Series 2006-5, Class A2
5.3669% due 07/25/2017 (b)***	4,000,000	3,999,929
Structured Asset Securities Corp., Series
2006-ARS1, Class A1
5.46% due 02/25/2036 (b)***	3,113,493	3,113,979
Truman Capital Mortgage Loan Trust, Series
2006-1, Class A
5.61% due 03/25/2036 (b)***	3,485,831	3,486,006
Lehman XS Trust, Series 2005-5N, Class 3A1A
5.65% due 11/25/2035 (b)***	142,762	142,887
Lehman XS Trust, Series 2005-7N, Class 1A1B
5.65% due 12/25/2035 (b)***	193,038	193,819
Lehman XS Trust, Series 2006-2N, Class 1A1
5.61% due 02/25/2046 (b)***	890,081	891,807
Lehman XS Trust, Series 2006-GP3, Class 3A1A
5.42% due 06/25/2046 (b)***	3,557,497	3,555,258
RAAC Series, Series 2006-RP3, Class A
5.62% due 05/25/2036 (b)***	3,712,010	3,719,549

TOTAL ASSET BACKED SECURITIES
(Cost $73,217,976)		$ 73,244,801

SHORT TERM INVESTMENTS - 33.71%
Federal Home Loan Bank Discount Notes
zero coupon due 01/02/2007 ***	$ 65,900,000	$ 65,891,030
State Street Navigator Securities Lending
Prime Portfolio (c)	19,857,025	19,857,025
U.S. Treasury
zero coupon due 04/19/2007 ****	43,850,000	43,194,223

TOTAL SHORT TERM INVESTMENTS
(Cost $128,942,279)		$ 128,942,278

Total Investments (U.S. Government Securities Trust)
(Cost $690,070,561) - 179.31%		$ 685,807,793
Liabilities in Excess of Other Assets - (79.31)%		(303,337,489)

TOTAL NET ASSETS - 100.00%		$ 382,470,304

U.S. High Yield Bond Trust
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 95.56%
Advertising - 1.50%
Banta Corp.
7.11% due 11/20/2013 (b)(f)	$ 500,000	$ 500,625
R.H. Donnelley Corp., Series A-3
8.875% due 01/15/2016	830,000	871,500

The accompanying notes are an integral part of the financial statements.

143

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Advertising (continued)
R.H. Donnelley Financial Corp., I
10.875% due 12/15/2012	$ 413,000	$ 450,170
Sheridan Group, Inc.
10.25% due 08/15/2011	1,510,000	1,570,400
Vertis, Inc.
9.75% due 04/01/2009	1,825,000	1,879,750

		5,272,445

Agriculture - 0.38%
Mosaic Company
7.375% due 12/01/2014	650,000	667,062
7.625% due 12/01/2016	650,000	673,563

		1,340,625

Air Travel - 0.25%
Continental Airlines, Inc.
8.75% due 12/01/2011	525,000	527,625
Continental Airlines, Inc., Series 00-1
8.499% due 05/01/2011	362,079	368,415

		896,040

Aluminum - 0.20%
Aleris International, Inc.
10.00% due 12/15/2016	710,000	715,325

Apparel & Textiles - 0.48%
Hanesbrands, Inc.
8.735% due 12/15/2014 (b)	800,000	814,000
Levi Strauss & Company
12.25% due 12/15/2012	500,000	556,250
Phillips-Van Heusen
7.25% due 02/15/2011	325,000	331,500

		1,701,750

Auto Parts - 0.61%
ArvinMeritor, Inc.
8.75% due 03/01/2012 (a)	475,000	488,062
Delphi Corp.
13.250% due 06/14/2011 (b)(f)	1,057,350	1,092,708
TRW Automotive, Inc.
9.375% due 02/15/2013	525,000	563,063

		2,143,833

Auto Services - 0.72%
Hertz Corp., Class A
8.875% due 01/01/2014	500,000	523,750
10.50% due 01/01/2016 (a)	225,000	247,500
Penhall International Corp.
12.00% due 08/01/2014	1,625,000	1,755,000

		2,526,250

Automobiles - 2.05%
Asbury Automotive Group, Inc.
9.00% due 06/15/2012 (a)	860,000	898,700
AutoNation, Inc.
7.36% due 04/15/2013 (b)	200,000	201,000
CSK Automotive, Inc.
8.542% due 06/30/2012 (b)(f)	500,000	500,000
Ford Motor Company
7.45% due 07/16/2031 (a)	630,000	494,550

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Automobiles (continued)
Ford Motor Company, Tranche B
8.36% due 11/29/2013 (b)(f)	$ 150,000	$ 150,212
General Motors Corp.
7.745% due 11/17/2013 (b)(f)	1,250,000	1,250,000
8.375% due 07/15/2033	1,950,000	1,803,750
Group 1 Automotive, Inc.
8.25% due 08/15/2013 (a)	600,000	615,000
Sonic Automotive, Inc., Series B
8.625% due 08/15/2013	1,250,000	1,287,500

		7,200,712
Banking - 0.26%
Chevy Chase Bank
6.875% due 12/01/2013	905,000	905,000

Broadcasting - 0.88%
Barrington Broadcasting
10.50% due 08/15/2014	1,650,000	1,674,750
Fisher Communications, Inc.
8.625% due 09/15/2014	1,325,000	1,404,500

		3,079,250
Building Materials & Construction - 1.18%
Brand Services, Inc.
12.00% due 10/15/2012	688,000	760,845
Esco Corp.
8.625% due 12/15/2013	325,000	333,938
9.235% due 12/15/2013 (a)(b)	625,000	634,375
Masonite International
7.367% due 04/06/2013 (b)(f)	1,969,925	1,928,556
Quality Home Brands Holdings Corp., Tranche 2nd
Lien
11.939% due 06/16/2013 (b)(f)	500,000	500,625

		4,158,339
Business Services - 3.88%
Cornell Companies, Inc.
10.75% due 07/01/2012	600,000	652,500
Education Management Corp., Tranche C
8.063% due 05/24/2013 (b)(f)	997,500	1,003,734
Reynolds & Reynolds Company, 2nd Lien Tranche
7.292% due 10/24/2013 (b)(f)	1,125,000	1,136,722
Reynolds & Reynolds Company, 3rd Lien Tranche
7.292% due 10/24/2014 (b)(f)	625,000	628,125
Riverdeep Interactive Learning USA, Inc., Tranche B
8.11% due 11/28/2013 (b)(f)	1,150,000	1,150,000
Rural/Metro Corp.
9.875% due 03/15/2015	1,625,000	1,690,000
SunGard Data Systems, Inc.
3.75% due 01/15/2009	150,000	141,750
4.875% due 01/15/2014	400,000	352,000
8.00% due 02/11/2013 (b)(f)	1,313,375	1,323,225
9.125% due 08/15/2013	2,771,000	2,909,550
10.25% due 08/15/2015 (a)	650,000	693,875
West Corp.
11.00% due 10/15/2016 (a)	725,000	734,063

The accompanying notes are an integral part of the financial statements.

144

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Business Services (continued)
Williams Scotsman International, Inc.
8.50% due 10/01/2015	$ 1,185,000	$ 1,236,844

		13,652,388
Cable and Television - 6.36%
Charter Communications Operating LLC
8.00% due 04/30/2012	2,225,000	2,311,219
8.375% due 04/30/2014	6,200,000	6,471,250
9.4544% due 12/15/2010 (b)	400,000	408,000
Charter Communications Operating LLC Tranche B
8.125% due 04/27/2013 (b)(f)	500,000	502,710
CSC Holdings, Inc.
7.218% due 03/23/2013 (b)(f)	2,450,094	2,450,094
7.25% due 07/15/2008	400,000	403,500
7.875% due 12/15/2007	1,550,000	1,569,375
DirecTV Holdings LLC
6.375% due 06/15/2015	2,075,000	1,989,406
8.375% due 03/15/2013	2,081,000	2,164,240
EchoStar DBS Corp.
7.125% due 02/01/2016	2,050,000	2,050,000
Videotron Ltee
6.375% due 12/15/2015	1,175,000	1,148,562
6.875% due 01/15/2014	915,000	920,719

		22,389,075
Cellular Communications - 5.37%
Alamosa Delaware, Inc.
8.50% due 01/31/2012	1,400,000	1,483,798
Centennial Communications Corp.
10.00% due 01/01/2013 (a)	2,175,000	2,313,656
10.75% due 12/15/2008	157,000	157,393
Dobson Cellular Systems, Inc.
8.375% due 11/01/2011 (a)	1,694,000	1,785,052
8.375% due 11/01/2011	2,040,000	2,149,650
8.875% due 10/01/2013 (a)	2,925,000	2,979,844
9.875% due 11/01/2012 (a)	850,000	926,500
Dobson Communications Corp.
9.6238% due 10/15/2012 (b)	700,000	714,000
MetroPCS Wireless, Inc.
9.25% due 11/01/2014	900,000	940,500
Rural Cellular Corp.
8.25% due 03/15/2012	1,500,000	1,561,875
9.875% due 02/01/2010 (a)	2,500,000	2,659,375
Telcordia Technologies, Inc.
10.00% due 03/15/2013 (a)	725,000	638,000
UbiquiTel Operating Company
9.875% due 03/01/2011	540,000	583,200

		18,892,843
Chemicals - 0.80%
Chemtura Corp.
6.875% due 06/01/2016 (a)	700,000	673,750
Equistar Chemicals LP
8.75% due 02/15/2009	750,000	785,625
10.125% due 09/01/2008	250,000	265,625
Lyondell Chemical Company
8.00% due 09/15/2014	394,000	408,775

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Lyondell Chemical Company (continued)
8.25% due 09/15/2016	$ 656,000	$ 688,800

		2,822,575
Commercial Services - 0.86%
Mac-Gray Corp.
7.625% due 08/15/2015	2,250,000	2,283,750
Safety-Kleen, Inc., Letter of Credit
7.938% due 07/27/2013 (b)(f)	165,254	165,254
Safety-Kleen, Inc., Tranche B
7.938% due 07/27/2013 (b)(f)	584,746	584,746

		3,033,750
Computers & Business Equipment - 0.46%
Seagate Technology HDD Holdings
6.80% due 10/01/2016	1,600,000	1,608,000

Containers & Glass - 0.81%
Crown Cork & Seal Company, Inc.
8.00% due 04/15/2023	850,000	828,750
Graham Packaging Company
8.50% due 10/15/2012 (a)	575,000	580,750
Owens-Brockway Glass Container, Inc.
8.25% due 05/15/2013	900,000	930,375
Owens-Illinois, Inc.
7.35% due 05/15/2008	500,000	503,125

		2,843,000
Correctional Facilities - 0.56%
Corrections Corp. of America
6.25% due 03/15/2013 (a)	625,000	619,531
6.75% due 01/31/2014	1,320,000	1,333,200

		1,952,731
Crude Petroleum & Natural Gas - 4.03%
AmeriGas Partners LP
7.125% due 05/20/2016	1,750,000	1,750,000
7.25% due 05/20/2015	75,000	75,937
Chesapeake Energy Corp.
6.50% due 08/15/2017	1,750,000	1,710,625
6.625% due 01/15/2016	400,000	397,500
6.875% due 01/15/2016	400,000	403,500
6.875% due 11/15/2020	525,000	515,813
7.50% due 09/15/2013 (a)	400,000	416,500
Coffeyville Resources Tranche B
8.360% due 12/28/2013 (b)(f)	670,270	670,270
Coffeyville Resources, Letter of Credit
8.360% due 12/28/2010 (b)(f)	129,730	129,730
Hanover Equipment Trust, Series A
8.50% due 09/01/2008	500,000	506,250
Massey Energy Company
6.875% due 12/15/2013 (a)	200,000	188,000
PetroHawk Energy Corp.
9.125% due 07/15/2013	850,000	892,500
Ram Energy, Inc., Tranche B
10.750% due 05/18/2011 (b)(f)	875,000	875,000
Sabine Pass LNG LP
7.50% due 11/30/2016	4,750,000	4,732,188

The accompanying notes are an integral part of the financial statements.

145

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Crude Petroleum & Natural Gas
(continued)
Tesoro Corp.
6.625% due 11/01/2015	$ 930,000	$ 923,025

		14,186,838
Domestic Oil - 0.33%
ALON USA LP
7.824% due 06/07/2013 (b)(f)	997,500	999,994
Petroleum Geo-Services, Tranche B
8.000% due 12/16/2012 (b)(f)	143,309	144,085

		1,144,079
Electrical Utilities - 0.66%
Nevada Power Company, Series M
5.95% due 03/15/2016	245,000	244,495
Nevada Power Company, Series O
6.50% due 05/15/2018	1,350,000	1,399,491
Sierra Pacific Power Company, Series M
6.00% due 05/15/2016 (a)	350,000	350,764
Sierra Pacific Resources
8.625% due 03/15/2014	313,000	336,055

		2,330,805
Electronics - 1.23%
Communications & Power Industries, Inc.
8.00% due 02/01/2012	670,000	680,050
L-3 Communications Corp.
5.875% due 01/15/2015	1,190,000	1,148,350
6.125% due 07/15/2013 (a)	65,000	63,700
L-3 Communications Corp., Series B
6.375% due 10/15/2015	530,000	524,700
NXP BV/NXP Funding LLC
8.118% due 10/15/2013 (b)	1,875,000	1,903,125

		4,319,925
Energy - 2.73%
Covanta Energy Corp., 1st Lien
8.081% due 06/24/2012 (b)(f)	636,863	640,048
Covanta Energy Corp., 2nd Lien
10.871% due 06/24/2013 (b)(f)	877,500	893,953
Covanta Energy Corp., Letter of Credit
4.960% due 06/24/2012 (b)(f)	890,954	898,750
NRG Energy, Inc.
7.25% due 02/01/2014	390,000	392,925
7.367% due 02/02/2013 (b)(f)	995,000	1,000,353
7.375% due 02/01/2016	4,050,000	4,070,250
7.375% due 01/15/2017	850,000	854,250
Plum Point Energy Associates LLC, Letter of Credit
7.167% due 03/15/2014 (b)(f)	194,286	195,743
Plum Point Energy Associates LLC, Tranche 1
5.242% due 03/15/2014 (b)(f)	669,877	674,901

		9,621,173
Financial Services - 13.50%
BLB Hold-Wembley Tranche 2
8.740% due 06/30/2011 (b)(f)	1,630,000	1,650,375
BNY Convergex, Tranche 1st Tier
8.380% due 08/17/2013 (b)(f)	1,500,000	1,497,195

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Consolidated Communications Holdings
9.75% due 04/01/2012	$ 66,000	$ 70,620
Dow Jones CDX HY, Series 7-T1
8.375% due 12/29/2011 (a)	15,000,000	15,405,000
El Paso Performance-Linked Trust
7.75% due 07/15/2011	1,000,000	1,057,500
Emdeon Business Services LLC, Tranche 2nd Lien
7.850% due 05/16/2014 (b)(f)	1,000,000	1,008,130
Emdeon Business Services LLC, Tranche B
7.850% due 11/16/2013 (b)(f)	500,000	501,040
Ford Motor Credit Company
7.00% due 10/01/2013 (a)	2,185,000	2,086,633
7.25% due 10/25/2011	410,000	401,501
8.00% due 12/15/2016	5,000,000	4,959,916
General Motors Acceptance Corp.
6.75% due 12/01/2014 (a)	625,000	641,958
8.00% due 11/01/2031 (a)	4,180,000	4,798,924
Hexion US Finance Corp.
9.75% due 11/15/2014	525,000	532,219
Linsco Private Ledger Holding
8.746% due 06/27/2013 (b)(f)	1,453,000	1,456,022
NASDAQ Stock Market, Inc., Tranche B
7.117% due 04/18/2012 (b)(f)	488,098	487,947
NASDAQ Stock Market, Inc., Tranche C
7.116% due 04/18/2012 (b)(f)	282,939	282,764
NCO Group, Inc.
11.875% due 11/15/2014	1,600,000	1,620,000
NCO Group, Inc., Tranche B
8.38% due 11/09/2013 (b)(f)	500,000	499,375
Stripes Acquisition LLC
10.625% due 12/15/2013	106,000	115,010
Thornburg Mortgage, Inc., REIT
8.00% due 05/15/2013	510,000	504,900
TPF Generation Holdings LLC, Tranche 2nd Lien
7.370% due 12/15/2014 (b)(f)	800,000	800,000
TRAINS HY-1-2006
7.548% due 05/01/2016 (a)	2,064,000	2,106,271
VNU, Inc., Tranche B
8.19% due 08/07/2013 (b)(f)	5,000,000	5,031,250

		47,514,550
Food & Beverages - 2.53%
Constellation Brands, Inc.
7.25% due 09/01/2016	1,750,000	1,798,125
Del Monte Corp.
8.625% due 12/15/2012	1,550,000	1,635,250
Dole Food Company
7.438% due 04/11/2013 (b)(f)	993,721	985,026
Dole Food Company, Inc.
7.25% due 06/15/2010	1,684,000	1,604,010
8.875% due 03/15/2011 (a)	650,000	640,250
Dole Food, Inc.
8.625% due 05/01/2009	250,000	248,437
SUPERVALU, Inc., Tranche B
7.063% due 05/30/2012 (b)(f)	1,990,000	1,994,040

		8,905,138

The accompanying notes are an integral part of the financial statements.

146

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Funeral Services - 0.66%
Service Corp. International
6.50% due 03/15/2008	$ 400,000	$ 402,000
7.00% due 06/15/2017	1,750,000	1,771,875
7.625% due 10/01/2018	150,000	159,000

		2,332,875
Gas & Pipeline Utilities - 2.81%
El Paso Corp.
6.75% due 05/15/2009 (a)	425,000	434,031
7.375% due 12/15/2012 (a)	650,000	684,125
7.42% due 02/15/2037	850,000	886,125
7.625% due 08/16/2007	175,000	177,188
7.75% due 01/15/2032 (a)	2,850,000	3,120,750
7.875% due 06/15/2012 (a)	1,550,000	1,662,375
Markwest Energy Partners LP
8.50% due 07/15/2016	630,000	655,200
Northwest Pipeline Corp.
7.00% due 06/15/2016	275,000	287,375
Pacific Energy Partners LP
6.25% due 09/15/2015	225,000	219,969
Williams Companies, Inc.
7.3716% due 10/01/2010 (b)	500,000	510,000
8.75% due 03/15/2032	1,100,000	1,243,000

		9,880,138
Healthcare Products - 0.40%
Accellent, Inc.
10.50% due 12/01/2013	1,348,000	1,398,550

Healthcare Services - 1.00%
Ameripath, Inc.
10.50% due 04/01/2013	901,000	975,332
Davita, Inc.
6.625% due 03/15/2013	500,000	501,250
Healthsouth Corp.
10.75% due 06/15/2016	750,000	807,188
Healthsouth Corp., Tranche B
8.580% due 03/10/2013 (b)(f)	1,245,625	1,251,330

		3,535,100
Hotels & Restaurants - 2.07%
Denny's Corp.
10.00% due 10/01/2012	1,025,000	1,081,375
Gaylord Entertainment Company
6.75% due 11/15/2014	1,432,000	1,421,260
O'Charleys, Inc.
9.00% due 11/01/2013 (a)	2,550,000	2,677,500
Real Mex Restaurants, Inc.
10.00% due 04/01/2010	2,000,000	2,110,000

		7,290,135
Household Appliances - 0.41%
ALH Finance LLC
8.50% due 01/15/2013 (a)	1,450,000	1,424,625

Industrial Machinery - 0.62%
H&E Equipment Services, Inc.
8.375% due 07/15/2016	2,075,000	2,173,563

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Insurance - 0.14%
Panther RE Bermuda Ltd., Tranche B
7.620% due 11/30/2010 (b)(f)	$ 500,000	$ 503,750

Leisure Time - 5.87%
AMC Entertainment, Inc.
8.00% due 03/01/2014	24,000	23,820
9.6238% due 08/15/2010 (b)	250,000	258,437
AMC Entertainment, Inc., Series B
8.625% due 08/15/2012	1,387,000	1,451,149
Aztar Corp.
7.875% due 06/15/2014	525,000	570,281
9.00% due 08/15/2011	100,000	104,875
Bombardier Recreational Products, Inc., Tranche B
8.24% due 06/26/2013 (b)(f)	1,075,000	1,074,334
Chukchansi Economic Development Authority
8.00% due 11/15/2013	700,000	727,125
8.8769% due 11/15/2012 (b)	744,000	764,460
Cinemark USA, Inc.
9.00% due 02/01/2013	1,100,000	1,166,000
Hard Rock Hotel, Inc.
8.875% due 06/01/2013	495,000	537,694
Majestic Star Casino LLC
9.50% due 10/15/2010	1,400,000	1,470,000
Mandalay Resort Group
6.50% due 07/31/2009 (a)	150,000	151,687
MGM Mirage, Inc.
5.875% due 02/27/2014 (a)	400,000	370,000
6.00% due 10/01/2009	1,750,000	1,745,625
6.75% due 09/01/2012	125,000	123,125
7.625% due 01/15/2017	405,000	406,012
8.50% due 09/15/2010	1,250,000	1,337,500
Mohegan Tribal Gaming Authority
6.125% due 02/15/2013	686,000	680,855
MTR Gaming Group, Inc., Series B
9.00% due 06/01/2012	500,000	512,500
9.75% due 04/01/2010	400,000	422,000
Penn National Gaming, Inc.
6.875% due 12/01/2011	725,000	730,438
River Rock Entertainment Authority
9.75% due 11/01/2011	1,050,000	1,113,000
San Pasqual Casino Development Group
8.00% due 09/15/2013	1,000,000	1,027,500
Speedway Motorsports, Inc.
6.75% due 06/01/2013	690,000	690,000
Station Casinos, Inc.
6.00% due 04/01/2012	1,750,000	1,660,313
True Temper Sports, Inc.
8.375% due 09/15/2011	650,000	565,500
Wynn Las Vegas LLC
6.625% due 12/01/2014	980,000	973,875

		20,658,105
Medical-Hospitals - 2.28%
HCA, Inc.
6.25% due 02/15/2013	21,500	19,028
7.875% due 02/01/2011	740,000	741,850
9.125% due 11/15/2014 (a)	650,000	694,687

The accompanying notes are an integral part of the financial statements.

147

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Medical-Hospitals (continued)
HCA, Inc. (continued)
9.25% due 11/15/2016	$ 2,250,000	$ 2,410,313
HCA, Inc., Tranche B
8.086% due 11/01/2013 (b)(f)	1,200,000	1,211,796
Multiplan, Inc.
10.375% due 04/15/2016	1,920,000	1,910,400
Skilled Healthcare Group, Inc.
11.00% due 01/15/2014	500,000	550,000
X-Rite, Inc., Tranche 2nd Lien
10.346% due 06/30/2013 (b)(f)	500,000	500,000

		8,038,074

Office Furnishings & Supplies - 0.04%
IKON Office Solutions, Inc.
7.75% due 09/15/2015 (a)	150,000	157,125

Paper - 2.20%
Abitibi-Consolidated, Inc.
5.25% due 06/20/2008	850,000	816,000
6.95% due 04/01/2008	989,000	979,110
Georgia-Pacific Corp.
7.125% due 01/15/2017	1,000,000	997,500
Georgia-Pacific Corp., Tranche B
7.367% due 12/22/2012 (b)(f)	1,875,000	1,882,031
Georgia-Pacific Corp., Tranche C 2nd Lien
7.485% due 02/14/2013 (b)(f)	1,667,425	1,674,295
Neenah Paper, Inc.
7.375% due 11/15/2014	700,000	668,500
P. H. Glatfelter
7.125% due 05/01/2016	725,000	728,625

		7,746,061

Petroleum Services - 0.46%
Hanover Compressor Company
9.00% due 06/01/2014	798,000	861,840
Hanover Equipment Trust
8.75% due 09/01/2011	714,000	744,345

		1,606,185

Pharmaceuticals - 0.32%
Omnicare, Inc.
6.875% due 12/15/2015 (a)	1,150,000	1,135,625

Publishing - 2.54%
American Media Operations, Inc.
8.875% due 01/15/2011	315,000	287,437
Dex Media East LLC
12.125% due 11/15/2012	200,000	220,250
Dex Media West LLC
9.875% due 08/15/2013	500,000	545,000
Idearc, Inc.
8.00% due 11/15/2016	3,200,000	3,260,000
IDEARC, Inc., Tranche B
7.35% due 11/01/2014 (b)(f)	2,475,000	2,487,821
Medianews Group, Inc.
6.875% due 10/01/2013	370,000	334,850
Nielsen Finance LLC
zero coupon, Step up to 12.5% on
08/01/2011 due 08/01/2016	875,000	602,656

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Publishing (continued)
Primedia, Inc.
8.00% due 05/15/2013	$ 1,230,000	$1,190,025

		8,928,039
Railroads & Equipment - 0.49%
Greenbrier Companies, Inc.
8.375% due 05/15/2015	1,700,000	1,729,750

Real Estate - 2.48%
BF Saul, REIT
7.50% due 03/01/2014	1,725,000	1,753,031
Host Marriott LP, REIT
7.125% due 11/01/2013	250,000	255,625
Host Marriott LP, Series M, REIT
7.00% due 08/15/2012	1,000,000	1,015,000
Host Marriott LP, Series Q, REIT
6.75% due 06/01/2016	2,800,000	2,803,500
Rouse Company LP, REIT
6.75% due 05/01/2013	2,905,000	2,917,352

		8,744,508
Retail - 0.86%
Ferrellgas Escrow LLC
6.75% due 05/01/2014	300,000	291,750
Suburban Propane Partners LP
6.875% due 12/15/2013	250,000	245,000
Toys R Us, Inc., Tranche B
8.33% due 12/09/2008 (b)(f)	2,500,000	2,503,750

		3,040,500
Retail Trade - 1.74%
American Greetings Corp.
7.375% due 06/01/2016	400,000	411,000
Neff Corp.
11.25% due 06/15/2012	2,300,000	2,507,000
Payless Shoesource, Inc.
8.25% due 08/01/2013	1,400,000	1,456,000
Sally Holdings LLC
10.50% due 11/15/2016 (a)	725,000	739,500
Sally Holdings LLC, Tranche B
8.086% due 11/01/2013 (b)(f)	997,500	1,001,241

		6,114,741
Sanitary Services - 1.19%
Allied Waste North America, Inc.
6.50% due 11/15/2010	700,000	701,750
7.875% due 04/15/2013	700,000	721,875
Allied Waste North America, Inc., Series B
5.75% due 02/15/2011 (a)	200,000	193,500
7.125% due 05/15/2016	1,600,000	1,584,000
Waste Services, Inc., Tranche B
8.337% due 04/30/2011 (b)(f)	1,000,000	1,003,750

		4,204,875
Semiconductors - 3.78%
Amkor Technology, Inc.
7.75% due 05/15/2013 (a)	64,000	58,880
9.25% due 06/01/2016 (a)	1,000,000	980,000

The accompanying notes are an integral part of the financial statements.

148

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Semiconductors (continued)
Avago Technologies Financial Services
10.125% due 12/01/2013	$ 2,285,000	$ 2,439,237
11.875% due 12/01/2015 (a)	1,150,000	1,259,250
Freescale Semiconductor, Inc.
8.875% due 12/15/2014	500,000	498,125
10.125% due 12/15/2016	1,575,000	1,578,938
Freescale Semiconductor, Inc., Tranche T1
7.369% due 12/01/2013 (b)(f)	2,250,000	2,260,035
Marvel Technology Group, Inc.
7.32% due 11/08/2009 (b)(f)	1,000,000	1,000,000
NXP BV/NXP Funding LLC
9.50% due 10/15/2015	1,850,000	1,896,250
Spansion LLC
11.25% due 01/15/2016	1,275,000	1,338,750

		13,309,465
Software - 0.09%
UGS Capital Corp. II
10.3481% due 06/01/2011 (b)	315,138	323,016

Steel - 0.17%
AmeriCast Technologies, Inc.
11.00% due 12/01/2014	600,000	600,000

Telecommunications Equipment &
Services - 3.94%
Citizens Communications Company
7.05% due 10/01/2046	1,050,000	908,250
7.625% due 08/15/2008	525,000	543,375
Eschelon Operating Company
8.375% due 03/15/2010	700,000	675,500
Intelsat Bermuda, Ltd.
11.25% due 06/15/2016	3,200,000	3,512,000
Intelsat, Ltd.
5.25% due 11/01/2008	1,750,000	1,701,875
Level 3 Communications, Inc., Tranche 1st Lien
8.413% due 12/01/2011 (b)(f)	1,000,000	1,009,170
Level 3 Financing, Inc.
9.25% due 11/01/2014	915,000	932,156
Panamsat Corp.
9.00% due 08/15/2014	2,150,000	2,270,938
9.00% due 06/15/2016	775,000	820,531
Time Warner Telecom Holdings, Inc.
9.25% due 02/15/2014	1,400,000	1,496,250

		13,870,045
Telephone - 3.41%
Cincinnati Bell, Inc.
7.00% due 02/15/2015 (a)	700,000	700,875
7.25% due 07/15/2013	400,000	414,000
Qwest Communications International, Inc.
7.25% due 02/15/2011	145,000	148,262
Qwest Communications International, Inc., Series B
7.50% due 02/15/2014 (a)	500,000	515,000
Qwest Corp.
7.50% due 10/01/2014	600,000	636,000
7.875% due 09/01/2011	3,100,000	3,301,500
8.61% due 06/15/2013 (b)	500,000	541,250

U.S. High Yield Bond Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telephone (continued)
Qwest Corp. (continued)
8.875% due 03/15/2012	$ 2,400,000	$ 2,673,000
Valor Telecommunications Enterprise
7.75% due 02/15/2015	1,450,000	1,560,562
Windstream Corp.
8.125% due 08/01/2013	565,000	611,613
8.625% due 08/01/2016	810,000	886,950

		11,989,012
Tobacco - 0.67%
Reynolds American, Inc.
6.50% due 07/15/2010	250,000	253,591
7.625% due 06/01/2016	2,000,000	2,119,068

		2,372,659
Transportation - 2.02%
Bombardier, Inc.
6.75% due 05/01/2012	500,000	490,000
7.45% due 05/01/2034	1,800,000	1,647,000
8.00% due 11/15/2014	350,000	358,313
Gulfmark Offshore, Inc.
7.75% due 07/15/2014 (b)	1,500,000	1,530,000
Laidlaw International, Inc., Tranche B
7.117% due 07/31/2013 (b)(f)	498,750	501,244
Oshkosh Truck Corp., Tranche B
7.35% due 12/06/2013 (b)(f)	750,000	751,177
Overseas ShipHolding Group
7.50% due 02/15/2024	800,000	813,000
Trailer Bridge, Inc.
9.25% due 11/15/2011	500,000	515,625
US Airways Sports, Inc.
8.999% due 03/31/2011 (b)(f)	500,000	502,815

		7,109,174
Utility Service - 0.28%
Generac Power Systems, Inc., Tranche 2nd Lien
11.32% due 05/07/2014 (b)(f)	1,000,000	1,000,630

TOTAL CORPORATE BONDS (Cost $329,808,393)		$ 336,372,764

ASSET BACKED SECURITIES - 0.36%
DB Master Finance LLC, Series-2006-1, Class-M1
8.285% due 06/20/2031	1,250,000	1,271,149

TOTAL ASSET BACKED SECURITIES
(Cost $1,249,974)		$ 1,271,149

SHORT TERM INVESTMENTS - 14.57%
State Street Navigator Securities
Lending Prime Portfolio (c)	$ 51,295,065	$ 51,295,065

TOTAL SHORT TERM INVESTMENTS
(Cost $51,295,065)		$ 51,295,065

The accompanying notes are an integral part of the financial statements.

149

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

U.S. High Yield Bond Trust (continued)
Shares or
Principal
	Amount	Value

REPURCHASE AGREEMENTS - 4.16%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$14,634,420 on 01/02/2007,
collateralized by $14,865,000
Federal National Mortgage
Association, 5.25% due
06/15/2008 (valued at
$14,920,744, including interest) (c)	$ 14,628,000	$ 14,628,000

TOTAL REPURCHASE AGREEMENTS
(Cost $14,628,000)	$ 14,628,000

Total Investments (U.S. High Yield Bond Trust)
(Cost $396,981,432) - 114.65%	$ 403,566,978
Liabilities in Excess of Other Assets - (14.65)%		(51,567,162)

TOTAL NET ASSETS - 100.00%	$ 351,999,816

Footnotes

Percentages are stated as a percent of net assets.

Key to Currency Abbreviations

ARS - Argentine Peso
AUD - Australian Dollar
BRL - Brazilian Real
CAD - Canadian Dollar
CHF - Swiss Franc
COP - Colombian Peso
CZK - Czech Koruna
DKK - Danish Krone
EUR - European Currency
FIM - Finnish Markka
FRF - French Franc
DEM - German Deutsche Mark
GBP - British Pound
GRD - Greek Drachma
HKD - Hong Kong Dollar
HUF - Hungarian Forint
IDR - Indonesian Rupiah
ILS - Israeli Shekel
INR - Indian Rupee
ITL - Italian Lira
IEP - Irish Punt
JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
NLG - Netherlands Guilder
NZD - New Zealand Dollar
NOK - Norwegian Krone
PHP - Philippines Peso
PLN - Polish Zloty
SEK - Swedish Krona
SGD - Singapore Dollar
THB - Thai Baht
TRY - Turkish Lira
TWD - Taiwan Dollar
USD - US Dollar
ZAR - South African Rand

Key to Security Abbreviations and Legend

ADR - American Depositary Receipts
ADS - American Depositary Shares
BKNT - Bank Note
CDO - Collateralized Debt Obligation
ESOP - Employee Stock Ownership Program
EMTN - European Medium Term Note
EWCO - European Written Call Option
GDR - Global Depositary Receipts
GMTN - Global Medium Term Note
GTD - Guaranteed
IO - Interest Only (Carries notional principal amount)
MTN - Medium Term Note
NIM - Net Interest Margin
OTC - Over The Counter
PCL - Public Company Limited
PIK - Paid In Kind
PO - Principal Only
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
SBI - Shares Beneficial Interest
SADR - Sponsored American Depositary Receipts
SPDR - Standard & Poor's Depositary Receipts
TBA - To Be Announced
TIPS - Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

150

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

^ Non-Income Producing, issuer is in bankruptcy and is in default of interest payments

* Non-Income Producing

(a) All or a portion of this security was out on loan

(b) Floating Rate Note

(c) Investment is an affiliate of the Trust's subadvisor or custodian bank

(d) Principal amount of security is adjusted for inflation

(e) Security Fair Valued on December 31, 2006

(f) Term Loan

** Purchased on a forward commitment

*** At December 31, 2006, all or a portion of this security was pledged to cover forward commitments purchased and securities sold short.

**** At December 31, 2006, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

151

John Hancock Trust

Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers ninety-three separate investment Portfolios, thirteen of which are fixed-income oriented and are as follows: Active Bond, Core Bond, Global Bond, High Income, High Yield, Investment Quality Bond, Real Return Bond, Short-Term Bond, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond. Each of the Portfolios, with the exception of Global Bond and Real Return Bond, is diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are offered to the Lifestyle Trust. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares. Series I and Series II shares are offered for all Portfolios with the exception of Short-Term Bond and High Income. Series NAV shares are offered for all Portfolios. Series I, Series II and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Series III shares were terminated on October 4, 2006.

Payment made by Affiliate JHLICO made a payment of $5,860,000 on December 27, 2006 to the Trust based on its review of frequent trading between January 1, 2001 and December 31, 2003 by certain contractholders in a small number of variable insurance contracts participating in certain portfolios of the former John Hancock Variable Series Trust, which was reorganized into the John Hancock Trust effective April 29, 2005. This payment was made voluntarily to the affected portfolios and approved by the Trustees of the Trust. The amount is recorded as a capital contribution in the Capital Shares footnote.

Change in Subadvisers Effective May 1, 2006, Salomon Brothers Asset Management, Inc. resigned as subadviser to High Yield, Strategic Bond and U.S. Government Securities. The Trustees, including a majority of Trustees who are not interested persons of the Trust, voted to approve Western Asset Management Co. as subadviser to High Yield, Strategic Bond and U.S. Government Securities.

Reorganization Active Bond and Short-Term Bond are accounting and performance successors of John Hancock Variable Series Trust I (“VST”) Active Bond Fund and VST Short-Term Bond Fund, respectively. On April 29, 2005, the Active Bond and Short-Term Bond Portfolios acquired substantially all the assets and assumed the liabilities of VST Active Bond and VST Short-Term Bond Funds pursuant to an Agreement and Plan of Reorganization, in exchange for shares of the Active Bond and Short-Term Bond Portfolios.

On March 1, 2005 and April 4, 2005, shareholders of the Trust and VST, respectively, voted to approve Agreements and Plans of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below VST/JHT Transferor Portfolios, in exchange for a representative amount of shares listed below for the respective JHT Acquiring Portfolios; (b) the liquidation of the VST/JHT Transferor Portfolios; and (c) the distribution to VST/JHT Transferor Portfolio shareholders of such JHT Acquiring Portfolio shares. Based on the opinion of tax counsel, each reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the VST/JHT Transferor Portfolios or their shareholders. The expenses of the reorganizations were borne by the respective VST/JHT Transferor Portfolios and the JHT Acquiring Portfolios. The effective time of the reorganization was immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

		Acquired	Appreciation		Acquiring	Acquiring
		Net Asset	(Depreciation)	Shares	Portfolio	Portfolio Total
		Value of the	of Transferor	Issued by	Net Assets	Net Assets
		Transferor	Portfolio’s	Acquiring	Prior to	After
JHT Acquiring Portfolio	VST/JHT Transferor Portfolio	Portfolio	Investments	Portfolios	Combination	Combination

Active Bond	Diversified Bond*	$696,174,971	$1,466,620	72,486,308	$978,811,981	$1,674,986,952
Global Bond	VST Global Bond Fund**	118,622,037	13,681,908	7,773,082	887,436,764	1,006,058,801
High Yield	VST High Yield Fund**	83,127,886	(476,310)	8,612,025	1,494,317,461	1,577,445,347
Total Return	VST Total Return Fund**	64,188,543	347,400	4,721,025	1,567,914,441	1,632,102,984
* Formerly series of JHT
** Formerly series of VST

See Note 7 for capital shares issued in connection with the above referenced reorganizations.

2. SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

152

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Security Valuation The net asset value of the shares of each Portfolio is determined once daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern time. Short-term debt instruments with remaining maturities of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities, including loan interests held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities sold short are valued at the closing asked price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors, including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed, but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large-capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds which track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations, and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange at period end of such currencies against U.S. dollars; and

(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

153

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Security Transactions and Related Investment Income Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date as the Portfolio becomes aware of such dividends, net of all taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, consent fees, and prepayment fees. These fees are recorded as income in the accompanying financial statements.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

The Portfolios use the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense Allocation Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes.

Purchased and Written Options Each Portfolio may purchase and sell put and call options on securities, (whether or not it holds the securities in its Portfolio) securities indices, currencies and futures contracts.

When a Portfolio writes a put or call option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current market value of the option written. If an option expires or if the Portfolio enters into an offsetting purchase option, the Portfolio realizes a gain (or loss if the cost of an offsetting purchase option exceeds the premium received when the option was written). If a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security with the proceeds of the sale increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security the Portfolio purchases upon exercise of the option.

When a Portfolio purchases a put or call option, the premium paid by the Portfolio is included in the Portfolio of Investments and subsequently “marked-to-market” to reflect the current market value of the option. If the purchased option expires, the Portfolio realizes a loss for cost of the option. If a Portfolio enters into a closing sale transaction, the Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the original cost of the option. If a Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If a Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

The Portfolios may use options to manage exposure to fluctuations in currency values. Writing puts and buying calls may increase the Portfolio’s exposure to the underlying instrument. Buying puts and writing calls may decrease the Portfolio’s exposure to the underlying instrument. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts or if the counterparties do not perform under the terms of the contract.

Written options for the year ended December 31, 2006 were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Global Bond
Outstanding, beginning of period	118,801,856	$1,622,059
Options written	4,779,802,118	8,525,388
Option closed	(92,300,436)	(636,106)
Options expired	(4,133,503,538)	(2,402,662)
Outstanding, end of period	672,800,000	$7,108,679

High Income
Outstanding, beginning of period	—	—
Options written	1,000	$517,626
Option closed	(1,000)	(517,626)
Outstanding, end of period	—	—

Real Return Bond
Outstanding, beginning of period	—	—
Options written	133,002,253	$1,127,490
Options expired	(16,801,769)	(363,222)
Outstanding, end of period	116,200,484	$764,268

154

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Strategic Bond
Outstanding, beginning of period	—	—
Options written	8,176	$4,842,677
Option closed	(2,755)	(1,896,089)
Options expired	(2,481)	(914,372)
Outstanding, end of period	2,940	$2,032,216

Strategic Income
Outstanding, beginning of period	—	—
Options written	23,750,000	$185,421
Option closed	(850,000)	(9,163)
Options expired	(22,900,000)	(176,258)
Outstanding, end of period	—	—

Total Return
Outstanding, beginning of period	151,602,963	$3,046,878
Options written	581,906,199	7,800,042
Option closed	(40,001,778)	(1,636,293)
Options expired	(143,306,149)	(2,963,218)
Outstanding, end of period	550,201,235	$6,247,409

U.S. Government Securities
Outstanding, beginning of period	—	—
Options written	18,100,000	$53,734
Option closed	(18,100,000)	(53,734)
Outstanding, end of period	—	—

The following is a summary of open written options outstanding at December 31, 2006:
FUND	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

Global Bond	CALLS

	Interest Rate Swap 3 Month USD LIBOR	68,400,000	4.75%	Jul 2007	($283,235)
	Interest Rate Swap 3 Month USD LIBOR	16,000,000	4.90%	Aug 2007	(114,876)
	Interest Rate Swap 3 Month USD LIBOR	44,000,000	5.04%	Mar 2007	(192,808)
	Interest Rate Swap 3 Month USD LIBOR	19,000,000	5.04%	Mar 2007	(83,258)
	Interest Rate Swap 3 Month USD LIBOR	5,000,000	5.04%	Mar 2007	(21,910)
	Interest Rate Swap 3 Month USD LIBOR	9,000,000	5.22%	Apr 2007	(94,554)
	Interest Rate Swap 3 Month USD LIBOR	45,000,000	5.28%	May 2007	(579,330)
	Interest Rate Swap 3 Month USD LIBOR	202,500,000	5.315%	May 2007	(2,798,550)
	Interest Rate Swap 3 Month USD LIBOR	10,300,000	5.25%	May 2007	(160,618)
	Interest Rate Swap 3 Month USD LIBOR	7,700,000	5.25%	May 2007	(120,074)
	Interest Rate Swap 3 Month USD LIBOR	58,400,000	5.60%	Jun 2007	(1,463,615)
	Interest Rate Swap 3 Month USD LIBOR	33,000,000	5.00%	Jul 2007	(265,944)
	Interest Rate Swap 3 Month USD LIBOR	35,500,000	5.15%	Dec 2007	(534,304)
	Interest Rate Swap 6 Month GBP LIBOR	19,100,000	4.85%	Jun 2007	(93,351)
	Interest Rate Swap 6 Month GBP LIBOR	6,200,000	4.85%	Jun 2007	(31,342)
	Interest Rate Swap 6 Month GBP LIBOR	2,000,000	4.85%	Jun 2007	(8,966)
	Interest Rate Swap 6 Month GBP LIBOR	14,000,000	4.85%	Sep 2007	(129,964)
	Interest Rate Swap 6 Month GBP LIBOR	11,000,000	4.85%	Sep 2007	(102,115)
	Interest Rate Swap 6 Month GBP LIBOR	5,000,000	4.85%	Sep 2007	(46,416)
	British Telecom	4,900,000	$0.20	Jun 2008	—

		616,000,000			($7,125,230)

	PUTS

	Interest Rate Swap 3 Month USD LIBOR	29,500,000	5.90%	Jan 2007	$—
	Interest Rate Swap 3 Month USD LIBOR	27,300,000	5.90%	Jan 2007	—

		56,800,000			—

155

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
FUND	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

Real Return Bond	CALLS

	Interest Rate Swap 3 Month USD LIBOR	17,000,000	5.30%	Jan 2007	($167,634)
	Interest Rate Swap 3 Month USD LIBOR	33,100,000	4.75%	Feb 2007	(8,516)
	Interest Rate Swap 3 Month USD LIBOR	13,000,000	5.34%	Jun 2007	(206,543)
	Interest Rate Swap 3 Month USD LIBOR	3,000,000	5.325%	Jun 2007	(46,304)
	U.S.Treasury 30-Year Bonds Futures	242	$115.00	Feb 2007	(37,812)

		66,100,242			($466,809)

Real Return Bond	PUTS

	Interest Rate Swap 3 Month USD LIBOR	10,000,000	5.90%	Jan 2007	—
	Interest Rate Swap 3 Month USD LIBOR	7,000,000	6.10%	Jan 2007	—
	Interest Rate Swap 3 Month USD LIBOR	33,100,000	5.35%	Feb 2007	($17,720)
	U.S.Treasury 30-Year Bonds Futures	242	$110.00%	Feb 2007	(124,781)

		50,100,242			($142,501)

Strategic Bond	CALLS

	Eurodollar Futures	94	$1.34	Mar 2007	($109,275)
	Eurodollar Futures	19	95.125	Mar 2007	(238)
	Japanese Yen	642	0.88	Mar 2007	(168,525)
	U.S.Treasury 10-Year Note Futures	739	110.00	Feb 2007	(57,734)
	U.S.Treasury 10-Year Note Futures	300	109.00	Feb 2007	(60,938)
	U.S.Treasury 10-Year Note Futures	47	111.00	Mar 2007	(1,469)
	U.S.Treasury 30-Year Bonds Futures	161	115.00	Feb 2007	(25,156)
	U.S.Treasury 30-Year Bonds Futures	91	114.00	Mar 2007	(25,594)
	U.S.Treasury 30-Year Bonds Futures	56	116.00	Mar 2007	(4,375)

		2,149			($453,304)

	PUTS

	Eurodollar Futures	155	$94.63	Mar 2007	($7,750)
	Eurodollar Futures	41	94.50	Mar 2007	(512)
	U.S.Treasury 10-Year Note Futures	212	106.00	Mar 2007	(43,062)
	U.S.Treasury 10-Year Note Futures	47	104.00	Mar 2007	(1,469)
	U.S.Treasury 10-Year Note Futures	45	108.00	Mar 2007	(45,000)
	U.S.Treasury 10-Year Note Futures	34	107.00	Mar 2007	(16,469)
	U.S.Treasury 30-Year Bonds Futures	152	109.00	Feb 2007	(40,375)
	U.S.Treasury 30-Year Bonds Futures	87	113.00	Mar 2007	(179,437)
	U.S.Treasury 30-Year Bonds Futures	18	111.00	Feb 2007	(15,750)

		791			($349,824)

156

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
FUND	NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	VALUE

Total Return	CALLS

	Interest Rate Swap 3 Month EURIBOR	6,000,000	4.10%	Jul 2007	($47,207)
	Interest Rate Swap 3 Month GBP LIBOR	2,100,000	4.85%	Jun 2007	(10,264)
	Interest Rate Swap 3 Month GBP LIBOR	3,000,000	4.85%	Jun 2007	(14,662)
	Interest Rate Swap 3 Month GBP LIBOR	1,400,000	4.85%	Jun 2007	(6,842)
	Interest Rate Swap 3 Month USD LIBOR	18,000,000	5.24%	Feb 2007	(147,783)
	Interest Rate Swap 3 Month USD LIBOR	20,000,000	5.04%	Mar 2007	(87,640)
	Interest Rate Swap 3 Month USD LIBOR	10,000,000	5.04%	Mar 2007	(43,820)
	Interest Rate Swap 3 Month USD LIBOR	12,000,000	5.22%	Apr 2007	(126,072)
	Interest Rate Swap 3 Month USD LIBOR	40,500,000	5.315%	May 2007	(577,944)
	Interest Rate Swap 3 Month USD LIBOR	34,000,000	5.30%	May 2007	(473,926)
	Interest Rate Swap 3 Month USD LIBOR	35,000,000	5.34%	Jun 2007	(556,078)
	Interest Rate Swap 3 Month USD LIBOR	7,000,000	5.325%	Jun 2007	(108,042)
	Interest Rate Swap 3 Month USD LIBOR	33,000,000	5.60%	Jun 2007	(827,043)
	Interest Rate Swap 3 Month USD LIBOR	20,000,000	4.75%	Jul 2007	(82,817)
	Interest Rate Swap 3 Month USD LIBOR	93,000,000	5.37%	Jul 2007	(1,624,486)
	Interest Rate Swap 3 Month USD LIBOR	54,600,000	5.50%	Jul 2007	(1,461,803)
	Interest Rate Swap 3 Month USD LIBOR	48,000,000	5.00%	Jul 2007	(386,828)
	Interest Rate Swap 3 Month USD LIBOR	19,600,000	4.95%	Jul 2007	(139,250)
	Interest Rate Swap 3 Month USD LIBOR	19,000,000	4.90%	Aug 2007	(136,416)
	Interest Rate Swap 3 Month USD LIBOR	27,000,000	5.01%	Oct 2007	(297,327)
	Interest Rate Swap 6 Month EURIBOR	20,000,000	4.10%	Jul 2007	(157,355)
	Interest Rate Swap 6 Month EURIBOR	14,000,000	4.23%	Jul 2007	(155,805)
	Interest Rate Swap 6 Month EURIBOR	13,000,000	4.10%	Jul 2007	(102,281)
	U.S.Treasury 30-Year Bonds Futures	558	$116.00	Feb 2007	(43,594)

		550,200,558			($7,615,285)

Total Return	PUTS

	Eurodollar Futures	63	$95.25	Mar 2007	($89,775)
	Eurodollar Futures	56	94.75	Mar 2007	(14,700)
	U.S.Treasury 30-Year Bonds Futures	558	110.00	Feb 2007	(287,719)

		677			($392,194)

The following is a summary of forward volatility options with premiums to be determined on a future date outstanding at December 31, 2006:

PORTFOLIO	NAME OF ISSUER	NOTIONAL AMOUNT	UNREALIZED DEPRECIATION

Global Bond	CALL & PUT

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	$7,800,000	($72,540)
	Strike and premium determined on 3/20/2007,
	based upon implied volatility parameter of 8.45%

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	17,200,000	(166,496)
	Strike and premium determined on 3/20/2007,
	based upon implied volatility parameter of 8.50%

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	16,800,000	(223,272)
	Strike and premium determined on 1/17/2007,
	based upon implied volatility parameter of 8.75%

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	28,400,000	(366,644)
	Strike and premium determined on 2/13/2007,
	based upon implied volatility parameter of 8.80%

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	1,700,000	(12,155)
	Strike and premium determined on 3/20/2007,
	based upon implied volatility parameter of 8.175%

			($841,107)

157

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED
PORTFOLIO	NAME OF ISSUER	NOTIONAL AMOUNT	UNREALIZED DEPRECIATION

Real Return Bond	CALL & PUT

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	$16,400,000	($164,820)
	Strike and premium determined on 3/20/2007,
	based upon implied volatility parameter of 8.55%

	U.S. Dollar Forward Delta/Neutral Straddle vs. Japanese Yen	2,200,000	(21,296)
	Strike and premium determined on 3/20/2007,
	based upon implied volatility parameter of 8.50%

			($186,116)

Securities Lending All Portfolios may lend securities in amounts up to 33 1 / 3 % of each Portfolio’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked-to-market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the subadvisers to be creditworthy. The Portfolios receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio the next business day. During the loan period, the Portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At December 31, 2006, the values of securities loaned, cash and securities collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL	VALUE OF SECURITIES COLLATERAL

Active Bond	$130,349,393	$127,798,685	$5,252,715
Core Bond	23,707,206	24,197,157	—
Global Bond	31,120,156	31,748,020	—
High Income	68,748,469	70,236,544	—
High Yield	319,875,797	326,523,332	—
Investment Quality Bond	90,379,809	92,199,198	—
Real Return Bond	1,200,121	1,225,250	—
Short-Term Bond	35,374,497	36,100,375	—
Strategic Bond	68,624,730	70,263,869	—
Strategic Income	68,965,835	70,819,607	—
Total Return	27,638,680	28,208,693	—
U.S. Government Securities	19,465,836	19,857,025	—
U.S. High Yield Bond	50,256,654	51,295,065	—

Dollar Rolls All Portfolios may enter into mortgage dollar rolls in which they sell debt securities for delivery currently and simultaneously contract to repurchase similar, but not identical, securities at the same price or a lower price on an agreed upon date. The Portfolios receive compensation as consideration for entering into the commitment to repurchase. The compensation is the difference between the current sale price and the forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. A Portfolio may also be compensated by the receipt of a commitment fee. As the holder, the counter-party receives all principal and interest payments, including prepayments, made with respect to the similar security. Dollar rolls may be renewed with a new sale and repurchase price with a cash settlement made at renewal without physical delivery of the securities subject to the contract.

Short Sales Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales “against the box.’’ In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

Securities sold in short sale transactions and interest payable on such securities, if any, are reflected as a liability in the Statement of Assets and Liabilities. Fees incurred to borrow securities for short sales are recorded as interest expense on the Statement of Operations.

158

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Futures All Portfolios may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes or on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

Upon entering into futures contracts, a Portfolio is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker, and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at December 31, 2006:

					UNREALIZED
		NUMBER		EXPIRATION	APPRECIATION
PORTFOLIO	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	(DEPRECIATION)

Global Bond	5 Year German Euro-BOBL	389	Long	Mar 2007	($728,921)
	10 Year German Euro-BUND	892	Long	Mar 2007	(3,200,707)
	Eurodollar	165	Long	Feb 2007	14,438
	Eurodollar	428	Long	Jun 2007	11,000
	Eurodollar	173	Long	Sep 2007	90,825
	Eurodollar	41	Long	Mar 2008	(15,375)
	Eurodollar	1	Long	Jun 2008	—
	Eurodollar	1	Long	Sep 2008	88
	Eurodollar	57	Long	Sep 2008	49,875
	Eurodollar	97	Long	Dec 2008	20,363
	Eurodollar	97	Long	Mar 2009	26,425
	Eurodollar	97	Long	Jun 2009	29,350
	Japan 10 Year Government Bonds	31	Long	Mar 2007	(87,881)
	U.S. Treasury 5-Year Note	1,224	Long	Mar 2007	(496,630)
	U.S. Treasury 10-Year Note	679	Long	Mar 2007	(688,969)
	U.S. Treasury 30-Year Bonds	349	Long	Mar 2007	(685,642)
	10 Year German Euro-BUND	184	Short	Feb 2007	67,986
	10 Year German Euro-BUND	384	Short	Feb 2007	121,535
	10 Year German Euro-BUND	86	Short	Feb 2007	(59,013)
	10 Year German Euro-BUND	54	Short	Feb 2007	8,551
	10 Year German Euro-BUND	54	Short	Feb 2007	(17,102)
	10 Year German Euro-BUND	25	Short	Feb 2007	(330)
	10 Year German Euro-BUND	15	Short	Feb 2007	(198)

					($5,540,332)

Investment Quality Bond	U.S. Treasury 10-Year Note	91	Short	Mar 2007	$125,600

					$125,600

Real Return Bond	Eurodollar	92	Long	Jun 2007	($109,663)
	Eurodollar	291	Long	Sep 2007	(195,963)
	Eurodollar	219	Long	Dec 2007	(26,888)
	U.S. Treasury 5-Year Note	577	Long	Mar 2007	(318,719)
	U.S. Treasury 10-Year Note	313	Long	Mar 2007	(316,625)
	Eurodollar	66	Short	Mar 2008	28,463
	Eurodollar	66	Short	Jun 2008	22,275
	Eurodollar	66	Short	Sep 2008	15,263
	U.S. Treasury 30-Year Bonds	140	Short	Mar 2007	272,344

					($629,513)

159

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

					UNREALIZED
		NUMBER		EXPIRATION	APPRECIATION
PORTFOLIO	OPEN CONTRACTS	OF CONTRACTS	POSITION	DATE	(DEPRECIATION)

Strategic Bond	10 year German Euro-BUND	313	Long	Mar 2007	($299,495)
	Euro Currency	136	Long	Mar 2007	(166,430)
	Eurodollar	54	Long	Mar 2007	(2,008)
	Eurodollar	30	Long	Jun 2007	(3,288)
	Japanese Yen	507	Long	Mar 2007	(1,151,753)
	U.S. Treasury 5-Year Note	223	Long	Mar 2007	(180,459)
	U.S. Treasury 10-Year Note	560	Long	Mar 2007	(538,347)
	British Pound	34	Short	Mar 2007	18,324
	U.S. Treasury 30-Year Bonds	588	Short	Mar 2007	1,154,209

					($1,169,247)

Total Return	Euribor	526	Long	Jun 2007	($408,977)
	Euribor	265	Long	Sep 2007	(247,024)
	Euribor	159	Long	Dec 2007	(157,434)
	Euribor	79	Long	Mar 2008	(56,688)
	Euribor	40	Long	Jun 2008	(28,159)
	Euro Yen	63	Long	Sep 2007	(2,731)
	Euro Yen	50	Long	Dec 2007	(1,428)
	Eurodollar	709	Long	Mar 2007	(449,075)
	Eurodollar	2,112	Long	Jun 2007	(1,546,034)
	Eurodollar	4,546	Long	Sep 2007	(1,414,613)
	Eurodollar	4,305	Long	Dec 2007	(303,438)
	Eurodollar	706	Long	Mar 2008	(405,438)
	LIBOR	65	Long	Jun 2007	(39,785)
	LIBOR	140	Long	Sep 2007	(71,455)
	LIBOR	206	Long	Dec 2007	(108,970)
	LIBOR	46	Long	Mar 2008	(32,420)
	LIBOR	36	Long	Jun 2008	(27,007)
	LIBOR	50	Long	Sep 2008	(39,110)
	U.S. Treasury 10-Year Note	985	Long	Mar 2007	(1,034,960)
	10 year German Euro-BUND	188	Short	Feb 2007	25,732
	10 year German Euro-BUND	255	Short	Feb 2007	(146,806)
	10 year German Euro-BUND	67	Short	Feb 2007	6,189
	10 year German Euro-BUND	26	Short	Feb 2007	—
	10 year German Euro-BUND	26	Short	Feb 2007	—
	U.S. Treasury 30-Year Bonds	274	Short	Mar 2007	550,140

					($5,939,491)

U.S. Government Securities	U.S. Treasury 5-Year Note	616	Long	Mar 2007	($313,403)
	U.S. Treasury 10-Year Note	28	Short	Mar 2007	29,172
	U.S. Treasury 30-Year Bonds	40	Short	Mar 2007	98,519

					($185,712)

Swap Contracts All Portfolios may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay or receive interest of one instrument for that of another instrument (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional principal amount). The Portfolios settle accrued net receivable or payable balances under the swap contracts on a periodic basis. Net upfront payments received (paid) by the portfolios are included as part of realized gain or loss and net periodic payments accrued, but not yet received (paid) are included in change in the unrealized appreciation/depreciation on the Statement of Operations. The Portfolios record changes in the value of the swaps as unrealized gains or losses on swap contracts.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. Certain Portfolios may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a Portfolio assumes the market and credit risk of the underlying instrument including liquidity and loss of value.

Swap contracts are subject to risks related to the counterparty’s ability to perform under the contract, and may decline in value if the counterparty’s creditworthiness deteriorates. The risks may arise from unanticipated movement in interest rates. The Portfolio may also suffer losses if it is unable to terminate outstanding swap contracts or reduce its exposure through offsetting transactions.

160

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The Portfolios had the following interest rate swap contracts open at December 31, 2006:

						UNREALIZED
	NOTIONAL		PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT	CURRENCY	BY FUND	BY FUND	DATE	(DEPRECIATION)

Global Bond
	$28,100,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2009	($228,648)
	27,800,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2009	(226,207)
	31,200,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2010	(419,710)
	29,900,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2010	(404,273)
	900,000	AUD	6 Month BBR-BBSW	Fixed 6.00%	Jun 2012	(14,935)
	17,800,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2015	382,290
	17,100,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2015	368,429
	500,000	AUD	Fixed 6.00%	6 Month BBR-BBSW	Jun 2017	10,680
	4,100,000	CAD	Fixed 5.00%	3 Month CBK	Jun 2015	(148,638)
	2,200,000	CAD	3 Month CBK	Fixed 4.50%	Jun 2027	(49,935)
	1,300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	1,410
	2,100,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	2,278
	300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	326
	3,400,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	3,688
	5,300,000	EUR	6 Month EURIBOR	Fixed 4.00%	Jun 2010	5,748
	9,900,000	EUR	Fixed 3.75%	6 Month EURIBOR	Jun 2011	145,986
	15,300,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	98,312
	500,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	3,212
	11,700,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2011	75,171
	26,100,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	323,077
	8,600,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	105,756
	25,000,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	307,431
	28,740,000	EUR	Fixed 4.00%	6 Month EURIBOR	Dec 2014	353,423
	42,000,000	EUR	Fixed 4.00%	6 Month EURIBOR	Jun 2017	895,074
	14,700,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	3,049,504
	3,500,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	726,072
	4,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(129,963)
	2,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(73,844)
	11,900,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(351,492)
	11,200,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2010	(325,406)
	4,300,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(109,014)
	7,400,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(182,364)
	5,600,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(136,853)
	5,500,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(136,739)
	1,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(43,485)
	1,300,000	GBP	6 Month LIBOR	Fixed 5.00%	Sep 2015	(31,887)
	44,600,000	GBP	Fixed 4.50%	6 Month LIBOR	Sep 2017	44,674
	5,100,000	GBP	Fixed 5.00%	6 Month LIBOR	Dec 2019	(148,433)
	9,600,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	11,267
	1,100,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	1,229
	1,700,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	1,995
	1,900,000	GBP	Fixed 4.10%	6 Month LIBOR	Jun 2036	248,893
	900,000	GBP	6 Month LIBOR	Fixed 4.25%	Jun 2036	(75,379)
	58,600,000	HKD	Fixed 4.235%	3 Month HIBOR	Dec 2008	(36,105)
	911,000,000	HUF	Fixed 7.54%	6 Month EURIBOR	Sep 2016	(252,497)
	131,000,000	HUF	Fixed 7.54%	6 Month EURIBOR	Sep 2016	(37,879)
	318,000,000	HUF	Fixed 7.72%	6 Month EURIBOR	Oct 2016	(122,178)
	253,000,000	HUF	Fixed 7.72%	6 Month EURIBOR	Oct 2016	(84,874)
	78,000,000	HUF	Fixed 7.72%	6 Month EURIBOR	Oct 2016	(26,167)
	4,800,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2008	57,144
	5,000,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Mar 2008	59,525
	22,560,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	(47,821)
	4,300,000,000	JPY	6 Month LIBOR	Fixed 1.00%	Sep 2008	(9,115)
	1,200,000,000	JPY	Fixed 1.50%	6 Month LIBOR	Dec 2010	(104,703)
	310,000,000	JPY	Fixed 1.30%	6 Month LIBOR	Sep 2011	(3,772)
	330,000,000	JPY	Fixed 0.80%	6 Month LIBOR	Mar 2012	77,856
	670,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2012	(172,984)
	3,580,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2013	(855,664)

161

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

						UNREALIZED
	NOTIONAL		PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT	CURRENCY	BY FUND	BY FUND	DATE	(DEPRECIATION)

Global Bond, continued
	$325,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Dec 2013	($77,678)
	1,900,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2016	(203,937)
	1,460,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2016	(156,710)
	2,190,000,000	JPY	Fixed 2.00%	6 Month LIBOR	Jun 2016	(235,065)
	2,000,000,000	JPY	Fixed 1.98%	6 Month LIBOR	Sep 2016	(344,045)
	16,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	90,496
	34,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	192,234
	43,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.90%	Sep 2016	285,426
	13,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.84%	Sep 2016	81,248
	4,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.84%	Sep 2016	24,999
	211,400,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	420,944
	8,600,000	USD	CMS	Fixed 0.288%	Dec 2007	74,914
	41,600,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	(37,835)
	2,400,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	(2,183)
	1,700,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2012	5,196
	45,800,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2014	291,480
	5,100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2014	32,457
	1,900,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2014	12,092
	4,300,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2014	27,366
	33,100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	446,440
	11,500,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	155,107
	12,100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	163,200
	42,000,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	566,479
	17,700,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	238,731
	3,900,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	52,602
	400,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2026	15,067
	700,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2037	(31,305)
	3,800,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2037	(169,944)
	16,400,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2037	(733,442)

						$3,553,820

Real Return Bond
	$3,100,000	CAD	3 Month CBK	Fixed 5.50%	Jun 2035	$342,807
	1,600,000	CAD	3 Month CBK	Fixed 5.50%	Jun 2035	176,900
	2,700,000	EUR	FRCPXTOB	Fixed 2.1455%	Oct 2010	49,324
	1,800,000	EUR	FRCPXTOB	Fixed 2.1025%	Oct 2010	25,151
	2,000,000	EUR	FRCPXTOB	Fixed 2.09%	Oct 2010	24,304
	2,600,000	EUR	FRCPXTOB	Fixed 2.04%	Feb 2011	88,361
	4,100,000	EUR	FRCPXTOB	Fixed 2.095%	Oct 2011	65,999
	2,000,000	EUR	FRCPXTOB	Fixed 2.0275%	Oct 2011	(4,973)
	4,900,000	EUR	FRCPXTOB	Fixed 1.97%	Dec 2011	—
	4,500,000	EUR	FRCPXTOB	Fixed 1.9875%	Dec 2011	5,287
	3,400,000	EUR	FRCPXTOB	Fixed 2.1375%	Jan 2016	115,466
	2,000,000	EUR	FRCPXTOB	Fixed 2.35	Oct 2016	10,532
	2,000,000	EUR	Fixed 2.275%	CPTFEMU	Oct 2016	(2,713)
	1,900,000	EUR	FRCPXTOB	Fixed 2.3525%	Oct 2016	10,343
	5,200,000	EUR	Fixed 4.00%	6 Month EURIBOR	Jun 2017	(38,618)
	14,800,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2009	(266,464)
	1,800,000	GBP	Fixed 4.25%	6 Month LIBOR	Jun 2036	159,688
	13,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.72%	Sep 2016	73,614
	158,000,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	83,140
	2,400,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	3,817
	3,600,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	5,726
	3,000,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2012	(9,170)
	2,500,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2012	(7,641)
	8,500,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2014	(158,404)
	25,200,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	339,887

162

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

						UNREALIZED
	NOTIONAL		PAYMENTS MADE	PAYMENTS RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	AMOUNT	CURRENCY	BY FUND	BY FUND	DATE	(DEPRECIATION)

Real Return Bond, continued
	$100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	$1,349
	24,100,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2017	325,051
	5,000,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2021	138,049
	5,300,000	USD	Fixed 5.00%	3 Month LIBOR	Dec 2026	208,374
	4,700,000	USD	Fixed 5.00%	3 Month LIBOR	Jun 2037	210,194

						$1,975,380

Total Return
	$5,400,000	AUD	6 Month BBSW	Fixed 6.00%	Jun 2009	($43,939)
	8,300,000	BRL	BRL-CDI-Compounded	Fixed 12.78%	Jan 2010	31,498
	3,400,000	BRL	BRL-CDI-Compounded	Fixed 12.948%	Jan 2010	17,756
	2,200,000	CAD	3 Month CBK	Fixed 4.50%	Jun 2027	(49,853)
	1,300,000	CAD	3 Month CBK	Fixed 4.50%	Jun 2027	(29,458)
	1,100,000	EUR	FRCPXTOB	Fixed 2.1455%	Oct 2010	21,309
	1,100,000	EUR	FRCPXTOB	Fixed 2.09%	Oct 2010	17,639
	4,800,000	EUR	FRCPXTOB	Fixed 2.1025%	Oct 2010	78,648
	8,300,000	EUR	6 Month EURIBOR	Fixed 6.00%	Jun 2034	1,721,829
	36,300,000	GBP	6 Month LIBOR	Fixed 5.00%	Jun 2007	(119,709)
	31,300,000	GBP	6 Month LIBOR	Fixed 4.50%	Dec 2007	(575,728)
	19,700,000	GBP	6 Month LIBOR	Fixed 4.50%	Sep 2009	(688,556)
	800,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2035	939
	3,400,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	544,634
	2,100,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	336,392
	1,800,000	GBP	Fixed 4.00%	6 Month LIBOR	Dec 2036	288,336
	13,000,000,000	JPY	3 Month TIBOR	Fixed 1.00%	Mar 2008	17,224
	200,000,000	JPY	6 Month LIBOR	Fixed 2.00%	Dec 2016	28,422
	2,032,000,000	JPY	6 Month LIBOR	Fixed 2.00%	Dec 2016	295,810
	675,000,000	JPY	6 Month LIBOR	Fixed 2.00%	Dec 2016	98,491
	670,000,000	JPY	6 Month LIBOR	Fixed 2.50%	Dec 2026	208,150
	7,000,000	MXN	28-day Mexico Interbank TIIE Banxico	Fixed 8.17%	Nov 2016	13,966
	40,100,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	(36,475)
	11,800,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	(10,733)
	70,000,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2009	(63,672)
	5,300,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2037	(237,027)
	41,500,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2037	(1,855,967)
	4,200,000	USD	3 Month LIBOR	Fixed 5.00%	Jun 2037	(187,833)

						($177,907)

The Portfolios had the following credit default swap contracts open at December 31, 2006:

						UNREALIZED
		NOTIONAL	BUY/SELL	(PAY)/RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	ISSUER	AMOUNT	PROTECTION †	FIXED RATE	DATE	(DEPRECIATION)

Global Bond
	Dow Jones CDX NA IG	$6,944,000	Sell	0.50%	Mar 2010	$63,302
	Dow Jones CDX NA IG	1,984,000	Sell	0.50%	Mar 2010	18,088
	Republic of Turkey	400,000	Buy	-2.70%	Sep 2010	(22,534)
	Russian Federation	2,300,000	Sell	0.41%	Jun 2007	2,404
	Federative Republic of Brazil	6,600,000	Sell	1.38%	Aug 2011	164,243
	Federative Republic of Brazil	3,700,000	Buy	-2.18%	Aug 2016	(200,126)
	Federative Republic of Brazil	3,100,000	Sell	1.37%	Aug 2011	75,751
	Federative Republic of Brazil	1,700,000	Buy	-2.16%	Aug 2016	(89,381)
	Federative Republic of Brazil	2,400,000	Buy	-2.14%	Aug 2016	(121,510)
	Federative Republic of Brazil	4,300,000	Sell	1.35%	Aug 2011	100,082
	Federative Republic of Brazil	6,300,000	Sell	1.34%	Aug 2011	144,985
	Federative Republic of Brazil	3,500,000	Buy	-2.13%	Aug 2016	(175,674)
	Federative Republic of Brazil	8,100,000	Sell	1.28%	Aug 2011	163,732
	Federative Republic of Brazil	4,500,000	Buy	-2.06%	Aug 2016	(201,317)
	Daimlerchrysler AG	400,000	Buy	-0.62%	Sep 2011	(2,435)
	Boston Scientific Corporation	400,000	Buy	-0.62%	Jun 2014	2,439
	Autozone, Inc.	800,000	Buy	-0.68%	Dec 2012	(9,589)

163

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

						UNREALIZED
		NOTIONAL	BUY/SELL	(PAY)/RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	ISSUER	AMOUNT	PROTECTION †	FIXED RATE	DATE	(DEPRECIATION)

	Global Bond, continued
	CVS Corporation	$300,000	Buy	-0.24%	Sep 2011	($64)
	Daimlerchrysler AG	300,000	Buy	-0.52%	Jun 2010	(1,356)
	Masco Corporation	300,000	Buy	-0.58%	Sep 2012	(730)
	Health Care Property Investors, Inc.	300,000	Buy	-0.61%	Sep 2011	(2,765)
	Sealed Air Corporation	1,200,000	Buy	-0.59%	Sep 2013	(6,398)
	Kaupthing Banki HF	1,000,000	Buy	-0.49%	Dec 2011	(113)
	Landsbanki Islands HF	1,000,000	Buy	-0.33%	Sep 2009	(1,513)
	Dow Jones CDX.NA.IG.7	16,800,000	Buy	-0.65%	Dec 2016	(108,628)
	Boston Scientific Corporation	1,000,000	Buy	-0.51%	Jun 2011	(4,271)
	Exelon Corporation	1,000,000	Buy	-0.52%	Jun 2015	(5,820)
	Dow Jones CDX.NA.IG.7	5,000,000	Buy	-0.65%	Dec 2016	(32,330)
	Itraxx Europe Hivol Series 6 Version 1	1,100,000	Buy	-0.85%	Dec 2016	(7,396)
	Gazprom SP HUS	700,000	Sell	0.32%	Feb 2007	464
	Ryder System, Inc.	1,100,000	Buy	-0.46%	Dec 2016	12,510
	Morgan Stanley	1,000,000	Buy	-0.29%	Dec 2015	2,078
	Morgan Stanley	1,100,000	Buy	-0.30%	Dec 2015	1,494
	Dow Jones CDX.NA.IG.7	29,900,000	Buy	-0.65%	Dec 2016	(193,332)
	National Grid PLC	1,700,000	Buy	-0.21%	Jun 2011	2,560
	Johnson Controls, Inc.	900,000	Buy	-0.24%	Mar 2011	(1,107)
	Istar Financial, Inc.	1,200,000	Buy	-0.10%	Mar 2008	(329)
	Glitnir Banki HF.	900,000	Buy	-0.34%	Mar 2011	(1,491)
	Bellsouth Corporation	1,000,000	Buy	-0.33%	Sep 2014	(1,095)
	Federative Republic of Brazil	4,900,000	Sell	1.35%	Aug 2011	115,148
	Federative Republic of Brazil	2,700,000	Buy	-2.14%	Aug 2016	(137,718)
	SoftBank Corp.	270,000,000	Sell	2.30%	Sep 2007	17,471
	ACE Limited	500,000	Buy	-0.39%	Jun 2014	(5,098)
	Tate & Lyle Public Limited Company	400,000	Buy	-0.51%	Dec 2014	(4,797)
	Nisource Finance Corporation	400,000	Buy	-0.62%	Sep 2014	(2,558)
	Loews Corporation	400,000	Buy	-0.33%	Mar 2016	(3,000)
	CNA Financial Corporation	900,000	Buy	-0.44%	Sep 2011	(6,989)
	Federated Department Stores, Inc.	300,000	Buy	-0.19%	Sep 2009	177
	Viacom, Inc.	300,000	Buy	-0.64%	Jun 2011	(1,611)
	CNA Financial Corporation	700,000	Buy	-0.44%	Sep 2011	(5,436)
	Goldman Sachs Group, Inc.	1,100,000	Buy	-0.33%	Mar 2016	(1,719)
	Itraxx Europe Hivol Series 6 Version 1	800,000	Buy	-0.85%	Dec 2016	(5,379)
	Itraxx Europe Hivol Series 6 Version 1	3,000,000	Buy	-0.85%	Dec 2016	(20,173)
	Itraxx Europe Hivol Series 6 Version 1	2,900,000	Buy	-0.85%	Dec 2016	(19,501)
	Itraxx Europe Hivol Series 6 Version 1	2,400,000	Buy	-0.85%	Dec 2016	(16,139)
	Daimlerchrysler AG	1,000,000	Buy	-0.35%	Jun 2009	(1,026)
	JP Morgan Chase	900,000	Buy	-0.31%	Mar 2016	504

						($535,016)
	Real Return Bond
	Ukraine SP DUB	$1,300,000	Sell	0.79%	Dec 2008	$514
	Ukraine SP BRC	1,300,000	Sell	0.78%	Dec 2008	681
	Indonesia SP DUB	2,700,000	Sell	0.51%	Dec 2008	6,245
	Peru SP BRC	1,300,000	Sell	0.35%	Dec 2008	(69)
	Peru SP LSI	1,300,000	Sell	0.37%	Dec 2008	39
	Panama SP BRC	2,600,000	Sell	0.30%	Dec 2008	2,312
	Russian Federation	1,300,000	Sell	0.33%	Dec 2008	888
	Russian Federation	1,300,000	Sell	0.33%	Dec 2008	1,014
	Russian Federation	1,000,000	Sell	0.28%	Nov 2007	585

						$12,209

164

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

						UNREALIZED
		NOTIONAL	BUY/SELL	(PAY)/RECEIVED	TERMINATION	APPRECIATION
PORTFOLIO	ISSUER	AMOUNT	PROTECTION †	FIXED RATE	DATE	(DEPRECIATION)

Total Return
	Russian Federation	$200,000	Sell	0.62%	Mar 2007	$561
	Ford Motor Credit SP	250,000	Sell	2.70%	Jun 2007	2,939
	Russian Federation	100,000	Sell	0.77%	May 2007	1,174
	United Mexican SP	700,000	Sell	0.92%	Mar 2016	14,143
	Federative Republic of Brazil	1,000,000	Sell	1.95%	Apr 2016	33,511
	Russian Federation	700,000	Sell	0.46%	Jun 2007	2,633
	Softbank Corporation	140,000,000	Sell	2.30%	Sep 2007	8,908
	Russian Federation	5,000,000	Sell	0.31%	Dec 2008	928
	Ford Motor Credit SP	700,000	Sell	0.95%	Dec 2007	2,532
	Russian Federation	7,000,000	Sell	0.26%	Dec 2007	872
	Ford Motor Credit SP	800,000	Sell	0.95%	Dec 2007	2,957
	Ford Motor Credit SP	600,000	Sell	0.95%	Dec 2007	2,233
	Indonesia SL LSI	1,300,000	Sell	0.40%	Dec 2008	107

						$73,498

If the trust is a Seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the trust will pay to the Buyer of the protection an amount up to the notional value of the swap and in certain instances, take delivery of the security.

BBR – Bank Bill Rate
BBSW – Bank Bill Swap Rate
CBK – Canadian Bank Bill
CMS – Constant Maturity Swap
FRCPXTOB – French CPI Ex Tobacco Daily Reference Index
CPTFEMU – Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA Index
TIIE – Tasa de Interes Interbancario de Equilibrio

Currency symbols are defined as follows:

AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR European Currency
GBP British Pound
HKD Hong Kong Dollar
HUF Hungarian Forint
JPY Japanese Yen
MXN Mexican Peso
USD U. S. Dollar

Forward Foreign Currency Contracts All Portfolios described in this Annual Report with the exception of U.S. Government Securities, may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked-to-market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

165

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

At December 31, 2006, certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts at December 31, 2006 were as follows:

				UNREALIZED
		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Global Bond	BUYS

	Australian Dollar	197,000	Jan 2007	$598
	Australian Dollar	23,701,000	Jan 2007	253,614
	Australian Dollar	1,826,000	Jan 2007	8,017
	Australian Dollar	10,202,329	Feb 2007	47,387
	Brazilian Real	1,052,786	May 2007	12,721
	Brazilian Real	1,000,551	Jun 2007	9,478
	Brazilian Real	1,006,107	Jun 2007	9,330
	Brazilian Real	999,525	Jun 2007	9,369
	Brazilian Real	1,007,032	Jun 2007	9,741
	Canadian Dollar	13,906,000	Jan 2007	(369,868)
	Chilean Peso	51,276,500	Feb 2007	1,048
	Chilean Peso	51,276,500	Feb 2007	995
	Chilean Peso	10,094,390	May 2007	(218)
	Chilean Peso	9,812,946	May 2007	(195)
	Chilean Peso	10,092,664	May 2007	(222)
	Chilean Peso	27,900,000	Jun 2007	(2)
	Chinese Yuan Renminbi	3,678,000	Mar 2007	(450)
	Chinese Yuan Renminbi	3,862,500	Mar 2007	46
	Chinese Yuan Renminbi	2,575,000	Mar 2007	(185)
	Chinese Yuan Renminbi	31,875,804	May 2007	7,389
	Chinese Yuan Renminbi	16,872,065	May 2007	4,234
	Chinese Yuan Renminbi	4,664,000	May 2007	485
	Chinese Yuan Renminbi	45,847,003	Aug 2007	121,605
	Chinese Yuan Renminbi	40,322,487	Sep 2007	113,530
	Chinese Yuan Renminbi	18,591,580	Nov 2007	2,761
	Chinese Yuan Renminbi	21,572,850	Nov 2007	4,169
	Chinese Yuan Renminbi	50,196,400	Nov 2007	29,371
	Danish Kroner	43,045,000	Mar 2007	(22,428)
	Euro	440,000	Jan 2007	4,726
	Euro	1,574,000	Jan 2007	(1,175)
	Euro	102,227,000	Jan 2007	(1,458,219)
	Euro	48,248,000	Jan 2007	(231,817)
	Euro	1,205,000	Jan 2007	2,426
	Indian Rupee	39,425,000	May 2007	10,911
	Japanese Yen	54,965,000	Jan 2007	(5,705)
	Japanese Yen	56,300,000	Jan 2007	(4,361)
	Japanese Yen	208,074,000	Jan 2007	(8,437)
	Japanese Yen	609,611,000	Jan 2007	(63,086)
	Japanese Yen	17,836,220,000	Jan 2007	(991,057)
	Japanese Yen	78,174,000	Jan 2007	(5,750)
	Japanese Yen	1,374,395,000	Feb 2007	(159,779)
	Mexican Peso	508,166	Jan 2007	1,204
	Mexican Peso	649,834	Jan 2007	1,527
	Mexican Peso	30,120,845	Jan 2007	23,521
	Mexican Peso	536,500	Apr 2007	1,195
	Mexican Peso	536,500	Apr 2007	1,208
	Norwegian Krone	8,772,592	Jan 2007	(31,664)
	Norwegian Krone	8,822,000	Mar 2007	(22,105)
	Polish Zloty	574,000	Jun 2007	(2,997)
	Pound Sterling	12,756,000	Jan 2007	316,380
	Pound Sterling	114,000	Jan 2007	198
	Singapore Dollar	316,000	Jan 2007	847
	Singapore Dollar	2,606,000	Jan 2007	26,195
	South African Rand	1,071,000	Jun 2007	31
	South Korean Won	513,091,000	Feb 2007	4,400

166

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				UNREALIZED
		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Global Bond, continued	BUYS

	South Korean Won	1,189,705,000	Feb 2007	$38,094
	South Korean Won	352,366,000	Mar 2007	9,566
	South Korean Won	232,800,000	Mar 2007	(484)
	Swedish Krona	15,909,000	Mar 2007	3,843
	Taiwan Dollar	68,818,000	Feb 2007	(28,517)
	Taiwan Dollar	3,335,000	Feb 2007	(1,213)

				($2,317,774)
	SELLS

	Australian Dollar	157,720	Jan 2007	$183
	Canadian Dollar	1,875,077	Jan 2007	17,590
	Canadian Dollar	2,763,000	Jan 2007	50,710
	Danish Kroner	4,038,428	Mar 2007	(20,329)
	Euro	80,711,333	Jan 2007	446,881
	Japanese Yen	2,535,699	Jan 2007	1,296
	Japanese Yen	13,292,501	Jan 2007	255,894
	New Zealand Dollar	1,429,687	Jan 2007	(16,551)
	New Zealand Dollar	15,650,488	Jan 2007	(863,647)
	New Zealand Dollar	7,973,026	Feb 2007	(197,733)
	Polish Zloty	83,376	Apr 2007	(2,637)
	Polish Zloty	114,881	Apr 2007	(3,638)
	Pound Sterling	2,889,653	Jan 2007	10,220
	Taiwan Dollar	332,422	Feb 2007	(1,358)

				($323,119)
High Income	SELLS

	Canadian Dollar	344,828	Jan 2007	$18,710
	Canadian Dollar	11,948,384	Jan 2007	508,487
	Pound Sterling	741,389	Jan 2007	2,826

				$530,023
Real Return Bond	BUYS

	Euro	13,550,000	Jan 2007	$101,884
	Japanese Yen	338,170,000	Jan 2007	(17,998)
	Japanese Yen	2,397,903,000	Feb 2007	(273,803)
	Polish Zloty	83,687	Apr 2007	888
	Polish Zloty	115,313	Apr 2007	1,224
	Pound Sterling	81,000	Jan 2007	796

				($187,009)
	SELLS

	Canadian Dollar	673,360	Jan 2007	$9,809
	Canadian Dollar	430,973	Jan 2007	12,928
	Euro	668,000	Jan 2007	(3,933)
	Euro	68,302,992	Jan 2007	(474,433)
	Euro	1,144,539	Jan 2007	(4,989)
	Euro	11,641,734	Jan 2007	(117,801)
	Euro	9,477,998	Jan 2007	33,373
	Euro	22,948,232	Jan 2007	(25,143)
	Japanese Yen	1,045,000	Jan 2007	1,391
	Japanese Yen	1,045,000	Jan 2007	1,219
	Japanese Yen	2,089,000	Jan 2007	2,545
	Japanese Yen	1,045,000	Jan 2007	1,225

				($563,809)

167

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				UNREALIZED
		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Strategic Income	BUYS

	Australian Dollar	1,700,000	Jan 2007	$69,649
	Canadian Dollar	34,012,905	Jan 2007	(988,075)
	Canadian Dollar	9,110,250	Jan 2007	(175,678)
	Canadian Dollar	8,154,786	Jan 2007	(196,276)
	Euro	19,200,000	Jan 2007	611,480
	Euro	18,100,000	Jan 2007	773,894
	Euro	3,200,000	Jan 2007	165,234
	Pound Sterling	2,350,000	Jan 2007	138,542

				$398,770
	SELLS

	Australian Dollar	3,551,382	Jan 2007	($110,819)
	Australian Dollar	8,296,047	Jan 2007	(449,919)
	Australian Dollar	3,116,736	Jan 2007	(191,058)
	Canadian Dollar	49,956,278	Jan 2007	1,528,539
	Canadian Dollar	35,552,938	Jan 2007	105,070
	Canadian Dollar	6,500,000	Jan 2007	137,373
	Euro	9,504,649	Jan 2007	(407,619)
	Euro	18,756,928	Jan 2007	(803,280)
	Euro	19,368,335	Jan 2007	(684,844)
	New Zealand Dollar	12,917,198	Jan 2007	(866,698)
	Norwegian Krone	2,021,983	Jan 2007	(164,935)
	Norwegian Krone	4,054,663	Jan 2007	(254,850)
	Pound Sterling	1,578,780	Jan 2007	(66,825)
	Pound Sterling	8,300,811	Jan 2007	(338,617)

				($2,568,482)
Total Return	BUYS

	Brazilian Real	2,199,552	Jan 2007	$5,898
	Brazilian Real	528,248	Jan 2007	6,189
	Brazilian Real	528,248	Jan 2007	6,156
	Brazilian Real	2,535,441	May 2007	5,794
	Brazilian Real	3,527,660	May 2007	22,272
	Brazilian Real	2,529,682	May 2007	8,150
	Brazilian Real	773,914	Jun 2007	3,972
	Brazilian Real	1,195,001	Jun 2007	11,320
	Brazilian Real	712,819	Jun 2007	3,513
	Brazilian Real	1,914,455	Jun 2007	14,874
	Brazilian Real	1,193,776	Jun 2007	11,189
	Brazilian Real	1,202,743	Jun 2007	11,634
	Canadian Dollar	5,230,000	Jan 2007	(138,836)
	Chilean Peso	132,236,501	May 2007	(3,903)
	Chilean Peso	128,549,597	May 2007	(3,577)
	Chilean Peso	132,213,902	May 2007	(3,951)
	Chilean Peso	40,084,250	Jun 2007	(1,034)
	Chinese Yuan Renminbi	6,963,750	Mar 2007	1,912
	Chinese Yuan Renminbi	634,475	Mar 2007	174
	Chinese Yuan Renminbi	5,404,350	Mar 2007	42
	Chinese Yuan Renminbi	2,305,050	Sep 2007	6,511
	Chinese Yuan Renminbi	9,349,445	Nov 2007	19,263
	Chinese Yuan Renminbi	9,010,800	Nov 2007	7,200
	Euro	33,880,000	Jan 2007	355,252
	Indian Rupee	2,660,050	Feb 2007	3,157
	Indian Rupee	21,759,000	Mar 2007	19,401
	Japanese Yen	4,324,308,000	Feb 2007	(493,768)
	Mexican Peso	1,578,475	Jan 2007	3,725
	Mexican Peso	2,018,525	Jan 2007	4,726
	Mexican Peso	2,007,631	Apr 2007	4,442

168

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

				UNREALIZED
		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

Total Return, continued	BUYS

	Mexican Peso	12,422,220	Apr 2007	($660)
	Mexican Peso	2,007,631	Apr 2007	4,491
	Philippine Peso	95,631,996	Mar 2007	(9,550)
	Polish Zloty	2,052,466	Apr 2007	21,768
	Polish Zloty	2,828,107	Apr 2007	30,025
	Pound Sterling	199,522	Jan 2007	236
	Singapore Dollar	1,800,451	Jan 2007	15,034
	Singapore Dollar	552,000	Mar 2007	9,929
	Singapore Dollar	5,887,000	Jul 2007	4,206
	South African Rand	69,786	May 2007	632
	South African Rand	69,786	May 2007	632
	South African Rand	573,000	Jun 2007	(10)
	South Korean Won	891,773,000	Feb 2007	28,592
	South Korean Won	286,275,000	Feb 2007	8,192
	South Korean Won	571,400,000	Mar 2007	(1,187)
	South Korean Won	470,969,000	May 2007	5,971
	South Korean Won	823,229,000	May 2007	9,407
	South Korean Won	292,285,000	May 2007	1,784
	South Korean Won	762,833,000	May 2007	7,416
	Taiwan Dollar	8,412,500	Feb 2007	(3,012)
	Taiwan Dollar	9,867,000	Feb 2007	4,522
	Taiwan Dollar	10,677,000	Feb 2007	1,402

				$31,517
	SELLS

	Brazilian Real	358,543	Jan 2007	($3,827)
	Brazilian Real	330,468	Jan 2007	(3,296)
	Brazilian Real	330,315	Jan 2007	(3,449)
	Canadian Dollar	3,560,440	Jan 2007	34,093
	Canadian Dollar	4,156,708	Jan 2007	103,298
	Euro	70,479,444	Jan 2007	(496,618)
	Japanese Yen	13,084,625	Jan 2007	190,261
	Japanese Yen	8,909,063	Jan 2007	50,153
	Japanese Yen	962,637	Jan 2007	1,851
	Japanese Yen	1,046,787	Jan 2007	8,501
	Japanese Yen	23,591	Jan 2007	231
	Japanese Yen	3,501,879	Jan 2007	32,009
	Japanese Yen	2,866,087	Feb 2007	33,792
	Pound Sterling	155,253	Jan 2007	506
	Pound Sterling	391,521	Jan 2007	(244)
	Pound Sterling	103,734	Jan 2007	(84)
	Pound Sterling	203,976	Jan 2007	(1,701)
	Pound Sterling	300,146	Jan 2007	(1,513)
	Pound Sterling	110,897	Jan 2007	(756)
	South Korean Won	130,363	Mar 2007	(3,371)

				($60,164)

Forward Commitments All Portfolios may purchase or sell debt securities on a when issued or forward delivery basis, which means that the obligations will be delivered to the Portfolios at a future date, which may be a month or more after the date of commitment. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Portfolio may receive compensation for interest forgone in the purchase of forward delivery securities. With respect to purchase commitments, each Portfolio identi-fies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, or if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors. The value of the securities underlying a forward commitment to purchase securities, and the subsequent fluctuations in their value, are taken into account when determining the Portfolio’s net asset value starting on the day the Portfolio agrees to purchase the securities. The market values of the securities purchased on a forward delivery basis are identified in the Portfolio of Investments.

169

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Federal Income Taxes Each Portfolio’s policy is to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code, and will not be subject to federal income tax. Therefore, no federal income tax provision is required.

New Accounting Pronouncements In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”), was issued, is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolio’s financial statements. The Portfolios will implement this pronouncement no later than June 29, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and its impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statements.

Distribution of Income and Gains The Portfolio’s record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

Capital Accounts The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Advisory fees charged to each Portfolio were as follows:

Portfolio	Average Net Assets — All Asset Levels*

Active Bond	0.600%
Global Bond	0.700%
Real Return Bond	0.700%
Total Return	0.700%

	First	Excess over
	$500 million	$500 million
	of Aggregate	of Aggregate
Portfolio	Net Assets*	Net Assets*

High Yield[1]	0.700%	0.650%
Investment Quality Bond	0.600	0.550
Strategic Bond[2]	0.700	0.650
Strategic Income	0.725	0.650
U.S. Government Securities[3]	0.620	0.550

1 Until April 28, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the Portfolio’s average net assets and (b) 0.650% of the Portfolio’s average net assets in excess of $500 million.

2 Until April 28, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.725% of the first $500 million of the Portfolio’s average net assets and (b) 0.650% of the Portfolio’s average net assets in excess of $500 million.

3 Until April 28, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.650% of the first $500 million of the Portfolio’s average net assets and (b) 0.550% of the Portfolio’s average net assets in excess of $500 million.

Portfolio	First	Excess over
	$200 million	$200 million
	of Aggregate	of Aggregate
	Net Assets*	Net Assets*

U.S. High Yield Bond	0.750%	0.720%

170

John Hancock Trust

Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Between
	First	$200 million	Excess
	$200 million	and $400 million	Over $400 million
	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets*	Net Assets*	Net Assets*

Core Bond[1]	0.690%	0.640%	0.570%

1 Until June 1, 2006, the Portfolio paid monthly advisory fees equivalent, on an annual basis, to the sum of: (a) 0.690% of the first $200 million of the Portfolio’s average net assets, (b) 0.640% of the next $200 million of the Portfolio’s average net assets and (c) 0.600% of the Portfolio’s average net assets in excess of $400 million.

		Between	Between
	First	$150 million and	$500 million and	Excess over
	$150 million	$500 million	$2.5 billion	$2.5 billion
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets*	Net Assets*	Net Assets*	Net Assets*

High Income	0.725%	0.675%	0.650%	0.600%

		Between	Between
	First	$50 million and	$100 million and	Excess over
	$50 million	$100 million	$250 million	$250 million
	of Aggregate	of Aggregate	of Aggregate	of Aggregate
Portfolio	Net Assets*	Net Assets*	Net Assets*	Net Assets*

Short-Term Bond	0.600%	0.600%	0.575%	0.550%

*Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II.

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

Expense Reimbursement Pursuant to the Advisory Agreement, the Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.50% of the average net assets of Active Bond, Core Bond, High Income, High Yield, Investment Quality Bond, Real Return Bond, Short-Term Bond, Strategic Bond, Strategic Income, Total Return, U.S. Government Securities and U.S. High Yield Bond and 0.75% of the average net assets of Global Bond. This voluntary expense reimbursement may be terminated at any time by the Adviser upon notice to the Trust.

In the case of Series III, the Adviser voluntarily agreed to reimburse 100% of the class-specific Blue Sky and Transfer Agent fees. Series III shares were terminated on October 4, 2006.

Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios of the Trust or otherwise reimburse the expenses of those portfolios (the “Participating Portfolios”) as set forth below (the “Reimbursement’’). The Participating Portfolios are all portfolios of the Trust described in this Annual Report.

The Reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each portfolio. The Reimbursement may be terminated or modified at any time by the Adviser upon notice to the Trust and approval of the Board of Trustees of the Trust.

Fund Administration Fees The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios, including, the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

Distribution Plans In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

4. TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

171

John Hancock Trust

Notes to Financial Statements

6. LINE OF CREDIT All Portfolios of the Trust described in this Annual Report with the exception of U.S. Government Securities, have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the year ended December 31, 2006, there were no borrowings under the line of credit.

7. CAPITAL SHARES Share activity for the Portfolios for the years or periods ended December 31, 2006 and December 31, 2005 were as follows:

Active Bond Trust		Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount

Series I shares
Sold	296,539	$2,874,704	237,300	$2,296,092
Issued in reorganization (Note 1)	—	—	23,771,636	228,308,197
Capital contribution[b]	—	713	—	—
Distributions reinvested	457,542	4,305,469	52,948	512,678
Repurchased	(3,771,304)	(36,331,146)	(6,972,170)	(67,290,801)
Net increase (decrease)	(3,017,223)	$(29,150,260)	17,089,714	$163,826,166

Series II shares
Sold	3,346,764	$32,692,270	13,668,966	$132,226,329
Issued in reorganization (Note 1)	—	—	45,010,346	432,289,589
Capital contribution[b]	—	2,755	—	—
Distributions reinvested	1,519,718	14,300,548	128,418	1,243,423
Repurchased	(6,288,459)	(60,243,839)	(1,313,203)	(12,688,724)
Net increase (decrease)	(1,421,977)	$(13,248,266)	57,494,527	$553,070,617

Series NAV shares
Sold	59,457,754	$561,042,036	29,055,004	$279,103,330
Issued in reorganization (Note 1)	—	—	3,704,326	35,577,185
Capital contribution[b]	—	9,059	—	—
Distributions reinvested	3,548,694	33,393,212	1,561,439	15,010,902
Repurchased	(9,101,325)	(88,102,568)	(13,012,520)	(125,540,077)
Net increase (decrease)	53,905,123	$506,341,739	21,308,249	$204,151,340

Net increase (decrease)	49,465,923	$463,943,213	95,892,490	$921,048,123

a Series I and Series II shares began operations on 4-29-05.
b Refer to payment made by affiliate footnote 1.

Core Bond Trust		Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount

Series I shares
Sold	7,314	$91,947	3,012	$37,981
Distributions reinvested	216	2,611	—	—
Repurchased	(816)	(10,329)	(1,666)	(20,842)
Net increase (decrease)	6,714	$84,229	1,346	$17,139

Series II shares
Sold	172,959	$2,131,477	76,810	$966,226
Distributions reinvested	2,317	28,039	—	—
Repurchased	(102,718)	(1,275,677)	(14,714)	(185,171)
Net increase (decrease)	72,558	$883,839	62,096	$781,055

Series NAV shares
Sold	5,039,555	$62,782,364	26,112,481	$327,155,505
Distributions reinvested	483,156	5,841,358	—	—
Repurchased	(88,223)	(1,071,620)	(14,011,026)	(175,146,300)
Net increase (decrease)	5,434,488	$67,552,102	12,101,455	$152,009,205

Net increase (decrease)	5,513,760	$68,520,170	12,164,897	$152,807,399

a Period from 4-29-05 (commencement of operations) to 12-31-05.

172

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Global Bond Trust		Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	806,704	$11,849,772	2,526,814	$39,810,086
Capital contribution[c]	—	5,606	—	—
Distributions reinvested	113,830	1,603,860	699,168	10,487,504
Repurchased	(2,363,268)	(34,514,222)	(20,954,384)	(330,116,899)
Net increase (decrease)	(1,442,734)	($21,054,984)	(17,728,402)	($279,819,309)

Series II shares
Sold	4,364,649	$63,933,142	5,780,409	$89,073,067
Capital contribution[c]	—	9,479	—	—
Distributions reinvested	139,544	1,961,988	404,034	6,056,454
Repurchased	(1,001,743)	(14,523,543)	(18,981,134)	(302,499,246)
Net increase (decrease)	3,502,450	$51,381,066	(12,796,691)	($207,369,725)

Series III shares
Sold	3,126	$44,897	33,640	$526,185
Distributions reinvested	384	5,360	2,526	37,692
Repurchased	(33,002)	(473,669)	(87,256)	(1,348,972)
Net increase (decrease)	(29,492)	($423,412)	(51,090)	($785,095)

Series NAV shares
Sold	14,138,828	$206,132,360	57,818,553	$898,582,385
Issued in reorganization (Note 1)	—	—	7,773,082	118,622,037
Capital contribution[c]	—	35,463	—	—
Distributions reinvested	535,885	7,539,897	2,118,597	31,694,080
Repurchased	(1,723,576)	(25,511,568)	(31,471,513)	(460,141,048)
Net increase (decrease)	12,951,137	$188,196,152	36,238,719	$588,757,454

Net increase (decrease)	14,981,361	$218,098,822	5,662,536	$100,783,325

a Series III shares were terminated on 10-4-06.

b Shares NAV shares began operations 2-28-05.

c Refer to payment made by affiliate footnote 1.

High Income Trust		Year ended 12-31-06[a]
	Shares	Amount

Series NAV shares
Sold	24,749,055	$309,495,776
Repurchased	(352,661)	(4,750,410)

Net increase (decrease)	24,396,394	$304,745,366

a Period from 4-28-06 (commencement of operations) to 12-31-06.

High Yield Trust		Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	3,264,717	$32,853,541	9,398,434	$96,658,315
Capital contribution[c]	—	7,276	—	—
Distributions reinvested	1,107,378	10,963,040	1,226,582	12,032,871
Repurchased	(7,304,617)	(74,104,666)	(65,059,976)	(684,565,912)
Net increase (decrease)	(2,932,522)	($30,280,809)	(54,434,960)	($575,874,726)

Series II shares
Sold	2,242,681	$22,989,470	10,093,136	$104,412,036
Capital contribution[c]	—	4,742	—	—
Distributions reinvested	662,246	6,589,348	499,158	4,921,740
Repurchased	(4,025,091)	(41,075,746)	(66,134,512)	(696,027,522)
Net increase (decrease)	(1,120,164)	($11,492,186)	(55,542,218)	($586,693,746)

Series III shares
Sold	40,711	$408,078	111,995	$1,143,627
Distributions reinvested	5,946	58,691	2,307	22,593
Repurchased	(138,453)	(1,363,180)	(201,885)	(2,121,343)
Net increase (decrease)	(91,796)	($896,411)	(87,583)	($955,123)

Series NAV shares
Sold	47,494,709	$486,027,686	165,161,174	$1,727,471,041
Issued in reorganization (Note 1)	—	—	8,612,025	83,127,886
Capital contribution[c]	—	71,510	—	—
Distributions reinvested	10,310,204	101,658,612	6,883,496	67,320,147
Repurchased	(45,355,174)	(450,183,203)	(49,492,693)	(492,421,855)
Net increase (decrease)	12,449,739	$137,574,605	131,164,002	$1,385,497,219

Net increase (decrease)	8,305,257	$94,905,199	21,099,241	$221,973,624

a Series III shares were terminated on 10-4-06.

b Shares NAV shares began operations 2-28-05.

c Refer to payment made by affiliate footnote 1.

173

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Investment Quality Bond Trust		Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	480,451	$5,596,993	547,599	$6,675,068
Distributions reinvested	1,157,801	12,897,908	1,399,823	16,433,919
Repurchased	(4,897,996)	(56,415,416)	(12,149,659)	(147,615,422)
Net increase (decrease)	(3,259,744)	($37,920,515)	(10,202,237)	($124,506,435)

Series II shares
Sold	4,443,493	$51,290,721	3,238,840	$38,742,818
Distributions reinvested	549,653	6,123,137	257,517	3,023,232
Repurchased	(255,144)	(2,932,080)	(4,842,875)	(59,852,968)
Net increase (decrease)	4,738,002	$54,481,778	(1,346,518)	($18,086,918)

Series III shares
Sold	2,639	$30,890	16,534	$199,798
Distributions reinvested	1,126	12,486	389	4,558
Repurchased	(20,288)	(224,286)	(27,153)	(336,343)
Net increase (decrease)	(16,523)	($180,910)	(10,230)	($131,987)

Series NAV shares
Sold	3,186,673	$36,416,421	11,943,876	$146,932,582
Distributions reinvested	341,143	3,793,510	539,574	6,323,797
Repurchased	(211,318)	(2,431,066)	(7,515,189)	(88,868,027)
Net increase (decrease)	3,316,498	$37,778,865	4,968,261	$64,388,352

Net increase (decrease)	4,778,233	$54,159,218	(6,590,724)	($78,336,988)

a Series III shares were terminated 10-4-06.
b Shares NAV shares began operations 2-28-05.

Real Return Bond Trust		Year ended12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	171,470	$2,271,508	1,703,990	$23,623,065
Distributions reinvested	16,131	205,508	51,513	689,751
Repurchased	(80,735)	(1,075,946)	(15,468,558)	(215,021,000)
Net increase (decrease)	106,866	$1,401,070	(13,713,055)	($190,708,184)

Series II shares
Sold	891,627	$11,818,999	4,491,352	$61,644,147
Distributions reinvested	441,497	5,589,348	518,448	6,900,472
Repurchased	(3,729,219)	(48,767,677)	(18,814,604)	(260,459,285)
Net increase (decrease)	(2,396,095)	($31,359,330)	(13,804,804)	($191,914,666)

Series III shares
Sold	2,217	$35,432	13,981	$191,685
Distributions reinvested	426	5,392	220	2,929
Repurchased	(10,839)	(138,096)	(56,155)	(777,979)
Net increase (decrease)	(8,196)	($97,272)	(41,954)	($583,365)

Series NAV shares
Sold	25,785,982	$337,392,686	52,902,644	$726,674,621
Distributions reinvested	2,224,607	28,119,037	1,736,657	23,079,962
Repurchased	(626,457)	(8,068,388)	(14,340,623)	(193,084,335)
Net increase (decrease)	27,384,132	$357,443,335	40,298,678	$556,670,248

Net increase (decrease)	25,086,707	$327,387,803	12,738,865	$173,464,033

a Series III shares were terminated 10-4-06.

b Shares NAV shares began operations 2-28-05.

174

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Short-Term Bond Trust		Year ended 12-31-06		Year ended12-31-05
	Shares	Amount	Shares	Amount

Series NAV shares
Sold	12,579,327	$124,591,955	2,435,670	$24,084,842
Capital contribution[a]	—	688	—	—
Distributions reinvested	699,570	6,806,814	392,005	3,858,411
Repurchased	(4,563,378)	(45,222,509)	(7,600,567)	(75,086,506)

Net increase (decrease)	8,715,519	$86,176,948	(4,772,892)	($47,143,253)

a Refer to payment made by affiliate footnote 1.

Strategic Bond Trust		Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	665,992	$7,869,663	2,720,357	$32,898,276
Distributions reinvested	1,060,728	11,901,365	583,651	6,817,046
Repurchased	(3,242,410)	(37,900,530)	(32,355,685)	(389,824,187)
Net increase (decrease)	(1,515,690)	($18,129,502)	(29,051,677)	($350,108,865)

Series II shares
Sold	959,129	$11,394,386	5,870,168	$70,468,608
Distributions reinvested	664,181	7,452,112	170,600	1,994,318
Repurchased	(1,813,116)	(20,839,306)	(30,507,922)	(366,958,181)
Net increase (decrease)	(189,806)	($1,992,808)	(24,467,154)	($294,495,255)

Series III shares
Sold	5,124	$60,303	40,495	$484,034
Distributions reinvested	2,641	29,498	990	11,522
Repurchased	(47,767)	(535,163)	(107,247)	(1,287,306)
Net increase (decrease)	(40,002)	($445,362)	(65,762)	($791,750)

Series NAV shares
Sold	11,515,219	$135,161,579	83,031,871	$997,787,816
Distributions reinvested	2,790,976	31,231,017	1,815,611	21,170,020
Repurchased	(19,771,868)	(221,501,535)	(51,417,736)	(607,540,751)
Net increase (decrease)	(5,465,673)	($55,108,939)	33,429,746	$411,417,085

Net increase (decrease)	(7,211,171)	($75,676,611)	(20,154,847)	($233,978,785)

a Series III shares were terminated 10-4-06.

b Shares NAV shares began operations 2-28-05.

Strategic Income Trust		Year ended 12-31-06	Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount

Series I shares
Sold	429,239	$5,719,845	424,686	$5,729,582
Distributions reinvested	25,919	342,929	34,214	449,953
Repurchased	(547,048)	(7,453,015)	(51,181)	(688,567)
Net increase (decrease)	(91,890)	($1,390,241)	407,719	$5,490,968

Series II shares
Sold	536,320	$7,138,659	825,637	$11,069,983
Distributions reinvested	44,210	585,920	63,201	830,494
Repurchased	(773,014)	(10,466,668)	(189,614)	(2,546,721)
Net increase (decrease)	(192,484)	($2,742,089)	699,224	$9,353,756

Series NAV shares
Sold	24,633,701	$328,157,969	31,739	$426,585
Distributions reinvested	744,902	9,847,602	425	5,584
Repurchased	(48,362)	(639,404)	(20,384)	(272,897)
Net increase (decrease)	25,330,241	$337,366,167	11,780	$159,272

Net increase (decrease)	25,045,867	$333,233,837	1,118,723	$15,003,996

a Shares NAV shares began operations 4-29-05.

175

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Total Return Trust		Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	605,712	$8,322,530	2,370,054	$33,194,619
Distributions reinvested	1,053,331	13,977,702	2,088,545	28,216,104
Repurchased	(6,783,538)	(92,147,851)	(36,431,500)	(510,153,025)
Net increase (decrease)	(5,124,495)	($69,847,619)	(31,972,901)	($448,742,302)

Series II shares
Sold	1,121,079	$15,273,410	3,877,670	$54,390,880
Distributions reinvested	664,504	8,804,673	987,723	13,334,283
Repurchased	(4,584,994)	(62,066,723)	(28,024,069)	(3,940,362,267)
Net increase (decrease)	(2,799,411)	($37,988,640)	(23,158,676)	($326,311,104)

Series III shares
Sold	24,718	$331,819	183,889	$2,547,199
Distributions reinvested	7,135	94,035	9,488	127,328
Repurchased	(266,055)	(3,519,716)	(163,793)	(2,274,694)
Net increase (decrease)	(234,202)	($3,093,862)	29,584	$399,833

Series NAV shares
Sold	33,558,267	$457,228,663	75,958,297	$1,062,502,994
Issued in reorganization (Note 1)	—	—	4,721,025	64,188,543
Distributions reinvested	2,497,110	33,061,731	2,529,119	34,092,594
Repurchased	(949,847)	(12,818,120)	(22,705,481)	(310,234,629)
Net increase (decrease)	35,105,530	$477,472,274	60,502,960	$850,549,502

Net increase (decrease)	26,947,422	$366,542,153	5,400,967	$75,895,929

a Series III shares were terminated 10-4-06.
b Shares NAV shares began operations 2-28-05.

U.S. Government Securities Trust		Year ended 12-31-06[a]		Year ended 12-31-05[b]
	Shares	Amount	Shares	Amount

Series I shares
Sold	848,512	$11,191,577	1,214,732	$16,655,389
Distributions reinvested	781,226	10,101,252	834,916	11,204,586
Repurchased	(4,188,566)	(55,782,261)	(19,898,272)	(273,761,065)
Net increase (decrease)	(2,558,828)	($34,489,432)	(17,848,624)	($245,901,090)

Series II shares
Sold	1,177,674	$15,478,724	1,198,315	$16,436,293
Distributions reinvested	357,657	4,624,511	299,708	4,025,086
Repurchased	(2,751,879)	(36,360,062)	(13,007,031)	(179,356,854)
Net increase (decrease)	(1,216,548)	($16,256,827)	(11,509,008)	($158,895,475)

Series III shares
Sold	1,287	$17,381	17,980	$248,218
Distributions reinvested	703	9,204	46	629
Repurchased	(16,282)	(213,408)	(60,832)	(841,383)
Net increase (decrease)	(14,292)	($186,823)	(42,806)	($592,536)

Series NAV shares
Sold	1,697,594	$22,460,683	27,060,134	$373,803,396
Distributions reinvested	389,196	5,016,740	837,082	11,208,470
Repurchased	(566,747)	(7,518,603)	(20,841,004)	(281,232,954)
Net increase (decrease)	1,520,043	$19,958,820	7,056,212	$103,778,912

Net increase (decrease)	(2,269,625)	($30,974,262)	(22,344,226)	($301,610,189)

a Series III shares were terminated 10-4-06.

b Shares NAV shares began operations 2-28-05.

176

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED

U.S. High Yield Bond Trust		Year ended 12-31-06		Year ended 12-31-05[a]
	Shares	Amount	Shares	Amount

Series I shares
Sold	335,407	$4,282,478	6,218	$79,843
Distributions reinvested	37	466	—	—
Repurchased	(267,819)	(3,445,396)	(5,847)	(74,513)
Net increase (decrease)	67,625	$837,548	371	$5,330

Series II shares
Sold	308,451	$3,979,543	112,939	$1,443,342
Distributions reinvested	6,090	77,167	—	—
Repurchased	(208,480)	(2,711,109)	(10,001)	(128,210)
Net increase (decrease)	106,061	$1,345,601	102,938	$1,315,132

Series NAV shares
Sold	13,875,654	$178,448,215	23,885,491	$300,542,291
Distributions reinvested	683,513	8,653,268	—	—
Repurchased	(95,746)	(1,227,797)	(12,612,195)	(161,042,753)
Net increase (decrease)	14,463,421	$185,873,686	11,273,296	$139,499,538

Net increase (decrease)	14,637,107	$188,056,835	11,376,605	$140,820,000

a Period from 4-29-05 (commencement of operations) to 12-31-05.

8. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the year ended December 31, 2006:

	PURCHASES		SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT	OTHER ISSUERS	U.S. GOVERNMENT	OTHER ISSUERS
Active Bond	$4,219,162,321	$1,228,957,632	$4,015,576,106	$585,200,096
Core Bond	682,658,708	140,098,070	613,411,132	90,886,158
Global Bond	1,101,219,504	1,178,327,693	1,306,303,280	536,288,723
High Income	—	533,938,971	—	231,261,253
High Yield	—	1,520,482,347	—	1,374,451,986
Investment Quality Bond	106,550,459	48,755,691	71,855,847	34,162,999
Real Return Bond	11,446,062,552	292,561,465	10,761,044,926	46,467,588
Short-Term Bond	187,700,540	132,311,570	144,159,456	85,712,906
Strategic Bond	477,849,420	577,747,127	583,972,870	350,985,776
Strategic Income	120,573,142	445,452,320	68,271,755	179,329,491
Total Return	3,883,960,505	696,965,592	3,084,736,422	133,446,587
U.S. Government Securities	227,379,313	204,460,840	281,837,161	—
U.S. High Yield Bond	1,249,974	485,693,557	—	290,502,606

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was as follows:

				NET UNREALIZED
	AGGREGATE	UNREALIZED	UNREALIZED	APPRECIATION/
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)	(DEPRECIATION)

Active Bond	$2,890,572,892	$23,957,056	($20,821,276)	$3,135,780
Core Bond	265,119,129	850,032	(1,076,829)	(226,797)
Global Bond	1,642,700,088	22,024,947	(18,739,794)	3,285,153
High Income	385,963,911	29,598,819	(3,210,038)	26,388,781
High Yield	2,038,096,399	58,437,957	(25,718,055)	32,719,902
Investment Quality Bond	500,692,027	13,098,321	(7,185,186)	5,913,135
Real Return Bond	2,143,045,694	1,459,830	(29,340,211)	(27,880,381)
Short-Term Bond	331,407,379	1,176,211	(2,040,712)	(864,501)
Strategic Bond	841,134,572	14,671,385	(6,465,577)	8,205,808
Strategic Income	428,975,101	6,552,246	(5,362,080)	1,190,166
Total Return	2,469,444,861	9,759,232	(13,042,404)	(3,283,172)
U.S. Government Securities	690,075,229	632,594	(4,900,030)	(4,267,436)
U.S. High Yield Bond	397,149,874	7,439,075	(1,021,971)	6,417,104

177

John Hancock Trust

Notes to Financial Statements

9. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2006, were as follows:

		UNDISTRIBUTED	UNREALIZED
	UNDISTRIBUTED	LONG TERM	APPRECIATION	CAPITAL LOSS
PORTFOLIO	ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)	CARRYFORWARD

Active Bond	$107,591,803	—	($672,518)	($15,049,074)
Core Bond	8,512,635	—	(350,796)	(5,640,821)
Global Bond	38,458,907	—	(2,294,081)	(3,786,793)
High Income	16,379,287	$118,948	26,115,897	—
High Yield	125,807,216	—	28,218,332	(103,508,513)
Investment Quality Bond	19,903,744	—	2,692,587	(19,366,756)
Real Return Bond	31,890,867	—	(26,000,823)	(23,659,710)
Short-Term Bond	11,844,262	—	(1,255,609)	(7,078,118)
Strategic Bond	32,615,114	—	7,632,111	(9,763,693)
Strategic Income	—	—	(410,595)	(333,737)
Total Return	74,036,975	—	(7,399,464)	(13,402,026)
U.S. Government Securities	16,625,517	—	(3,502,734)	(6,626,110)
U.S. High Yield Bond	19,031,584	—	5,873,620	(1,782,223)

The tax character of distributions paid during 2006 and 2005 was as follows:

		2006 DISTRIBUTIONS				2005 DISTRIBUTIONS

	ORDINARY	LONG TERM	RETURN		ORDINARY	LONG TERM	RETURN
PORTFOLIO	INCOME	CAPITAL GAINS	OF CAPITAL	TOTAL	INCOME	CAPITAL GAINS	OF CAPITAL	TOTAL

Active Bond	$ 51,999,229	—	—	$ 51,999,229	$15,772,944	$ 994,059	—	$16,767,003
Core Bond	5,872,008	—	—	5,872,008	—	—	—	—
Global Bond	354	$11,110,751	—	11,111,105	45,155,229	3,120,501	—	48,275,730
High Yield	119,269,691	—	—	119,269,691	84,297,351	—	—	84,297,351
Investment Quality Bond	22,827,041	—	—	22,827,041	25,785,506	—	—	25,785,506
Real Return Bond	33,919,285	—	—	33,919,285	30,673,114	—	—	30,673,114
Short-Term Bond	6,806,814	—	—	6,806,814	3,858,411	—	—	3,858,411
Strategic Bond	50,613,992	—	—	50,613,992	29,992,970	—	—	29,992,970
Strategic Income	10,768,553	7,898	—	10,776,451	1,254,079	31,952	—	1,286,031
Total Return	55,938,141	—	—	55,938,141	53,990,795	21,779,514	—	75,770,309
U.S. Government Securities	19,751,707	—	—	19,751,707	26,438,771	—	—	26,438,771
U.S. High Yield Bond	8,730,901	—	—	8,730,901	—	—	—	—

At December 31, 2006, capital loss carryforwards available to offset future realized gains were approximately:

			CAPITAL LOSS CARRYFORWARDS

Portfolio	2007	2008	2009	2010	2011	2012	2013	2014

Active Bond	$185,911,00	$95,557	$3,265,011	$2,190,489	—	$924,172	$2,479,241	$5,908,693
Core Bond	—	—	—	—	—	—	3,736,105	1,904,716
Global Bond	—	—	—	—	—	—	—	3,786,793
High Yield	—	—	4,243,447	74,011,248	$19,188,070	—	—	6,065,748
Investment Quality Bond	—	4,459,341	2,481,588	7,691,089	2,513,599	413,477	—	1,807,662
Real Return Bond	—	—	—	—	—	—	—	23,659,710
Short-Term Bond	—	—	—	—	—	152,948	3,753,718	3,171,452
Strategic Bond	—	—	525,450	5,173,733	—	—	1,109,364	2,955,146
Strategic Income	—	—	—	—	—	—	—	333,737
Total Return	—	—	—	—	—	368,015	4,928,831	8,105,180
U.S. Government Securities	—	—	—	—	—	—	6,626,110	—
U.S. High Yield Bond	—	—	—	—	—	—	1,081,392	700,831

178

PricewaterhouseCoopers LLP

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights for the periods ending on or before December 31, 2004 for the Active Bond Trust and Short-Term Bond Trust were audited by other auditors whose report dated February 21, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

March 1, 2007

179

John Hancock Trust

Trustees and Officers Information (Unaudited)

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and		Principal Occupation(s) and
Year of Birth	Position with the Trust[1]	Other Directorships During Past Five Years

Charles L. Bardelis	Trustee	Director, Island Commuter Corp. (marine transport).
601 Congress Street	(since 1988)	Trustee of John Hancock Funds II (since 2005).
Boston, MA 02210
Born: 1941

Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters) (since
601 Congress Street	(since 2005)	1999); Certified Public Accountant; Partner, Arthur Andersen
Boston, MA 02210		(prior to 1999).
Born: 1942		Director of the following publicly traded companies: PMA Capital
Corporation (since 2004) and Lincoln Educational Services
Corporation (since 2004).

Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook	Trustee	Expressive Arts Therapist, Massachusetts General Hospital
601 Congress Street	(since 2005)[2]	(September 2001 to present); Expressive Arts Therapist, Dana
Boston, MA 02210		Farber Cancer Institute (September 2000 to January 2004);
Born: 1937		President, The Advertising Club of Greater Boston.

Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of the Wallace E. Carroll
601 Congress Street	(since 2005)[2]	School of Management, Boston College.
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005).

James M. Oates	Chairman	Managing Director, Wydown Group (financial consulting firm)
601 Congress Street	(since 2005)	(since 1994); Chairman, Emerson Investment Management, Inc.
Boston, MA 02210	Trustee	(since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Born: 1946	(since 2004)	Capital Markets, Inc.) (financial services company) (since 1997).

Director of the following publicly traded companies: Stifel
Financial (since 1996); Investors Bank and Trust Company (since
1995); Investors Financial Services Corporation (since 1995); and
Connecticut River Bancorp (since 1998).

Trustee of John Hancock Funds II (since 2005); Director, Phoenix
Mutual Funds (since 1988).

F. David Rolwing	Trustee	Former Chairman, President and CEO, Montgomery Mutual
601 Congress Street	(since 1997)[3]	Insurance Company, 1991 to 1999. (Retired 1999).
Boston, MA 02210
Born: 1934

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3 Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

180

John Hancock Trust

Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and		Principal Occupation(s) and
Year of Birth	Position with the Trust[1]	Other Directorships During Past Five Years

James R. Boyle[2,5]	Trustee	Chairman and Director, John Hancock Advisers, LLC, The
601 Congress Street	(since 2005)	Berkeley Financial Group, LLC (holding company) and John
Boston, MA 02210		Hancock Funds, LLC.; President, John Hancock Annuities;
Born: 1959		Executive Vice President, John Hancock Life Insurance Company
(since June 2004); President, U.S. Annuities; Senior Vice
President, The Manufacturers Life Insurance Company (U.S.A.)
(prior to 2004).

John D. Richardson[2,3]	Trustee	Retired; Former Senior Executive Vice President, Office of the
601 Congress Street	(1997 to 2006)	President Manulife Financial, February 2000 to March 2002
Boston, MA 02210	Trustee Emeritus	(Retired, March 2002); Executive Vice President and General
Born: 1938	(since December 2006)	Manager, U.S. Operations, Manulife Financial, January 1995 to
January 2000.

Director of BNS Split Corp and BNS Split Corp II, publicly traded companies listed on the Toronto Stock Exchange.

Keith F. Hartstein[4]	President	Senior Vice President, Manulife Financial Corporation (since 2004);
601 Congress Street	(since 2005)	Director, President and Chief Executive Officer, John Hancock
Boston, MA 02210		Advisers, LLC and The Berkeley Financial Group, LLC (“The
Born: 1956		Berkeley Group”) (holding company); Director, President and Chief
Executive Officer, John Hancock Funds, LLC (“John Hancock
Funds”); Director, President and Chief Executive Officer, Sovereign
Asset Management Corporation (“SAMCorp.”); Director, John
Hancock Signature Services, Inc.; Director, Chairman and
President, NM Capital Management, Inc. (NM Capital) (since
2005); Chairman, Investment Company Institute Sales Force
Marketing Committee (since 2003); Executive Vice President,
John Hancock Funds, LLC (until 2005).

John G. Vrysen[4]	Chief Financial Officer	Senior Vice President, Manulife Financial Corporation (since 2006);
601 Congress Street	(since 2005)	Executive Vice President and Chief Financial Officer, John Hancock
Boston, MA 02210		Funds, LLC, July 2005 to present; Senior Vice President and
Born: 1955		General Manager, Fixed Annuities, John Hancock Financial
Services, September 2004 to July 2005; Executive Vice President,
Operations, Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4]	Treasurer	Senior Vice President, John Hancock Life Insurance Company
601 Congress Street	(since 2005)	(U.S.A.), January 2001 to present; Vice President, The
Boston, MA 02210		Manufacturers Life Insurance Company (U.S.A.), August 1998 to
Born: 1956		December 2000.

Thomas M. Kinzler[4]	Secretary	Vice President and Counsel, John Hancock Life Insurance Company
601 Congress Street	(since 2006)	(U.S.A.) (since 2006); Secretary and Chief Legal Officer, John
Boston, MA 02110		Hancock Funds, John Hancock Funds II, John Hancock Funds III
Born: 1955		and John Hancock Trust (since 2006); Vice President and Associate
General Counsel, Massachusetts Mutual Life Insurance Company
(1999-2006); Secretary and Chief Legal Counsel, MML Series
Investment Fund (2000-2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000-2004); Secretary and Chief
Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004-2006).

181

John Hancock Trust

Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST, CONTINUED

Name, Address and		Principal Occupation(s) and
Year of Birth	Position with the Trust[1]	Other Directorships During Past Five Years

Francis V. Knox, Jr.	Chief Compliance Officer	Vice President and Chief Compliance Officer, John Hancock
601 Congress Street	(since 2005)	Investment Company, John Hancock Life Insurance Company
Boston, MA 02210		(U.S.A.), John Hancock Life Insurance Company and John
Born: 1947		Hancock Funds (since 2005); Vice President and Assistant
Treasurer, Fidelity Investments, Fidelity Group of Funds (until
2004); Vice President and Ethics & Compliance Officer, Fidelity
Investments (until 2001).

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3 Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4 Affiliated with the Adviser.

5 Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The portfolio files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

182

Management of the Trust

Trustees

James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
F. David Rolwing

Officers

Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours

601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTBA 2/07

John Hancock
the future is yours

John Hancock Trust

Index Trusts

Annual Report
December 31, 2006
Audited Financial Statements

0207: 1115012

John Hancock Trust

President’s Message

To Our Shareholders:

The financial markets surprised many investors in 2006 by beating their expectations. At the beginning of the year, fears abounded about rising inflation — with sky high energy prices — a stronger than expected economic growth, a decline in the housing boom and more interest rate hikes from the Federal Reserve. But by June, the economic data suggested the desired “soft landing” for the economy, energy prices stabilized, corporate earnings remained strong and the Fed stopped raising rates. With that, the market took off, producing double-digit returns instead of the single-digit ones originally thought to be the best the market would do. The ascent was widespread and the Dow Jones Industrial Average set 22 records between October and year end, finishing with a 19.04% gain. The broad Standard & Poor’s 500 Index returned 15.79%, including reinvested dividends.

The bond market also turned in a solid result, registering its seventh consecutive year of positive performance. Continuing the trend of the last several years, the best performances came from the high yield sector. A healthy corporate earnings environment drove default rates down to near historical low levels and bolstered strong demand from yield-hungry investors, despite the higher risk. The broad Lehman Brothers Aggregate Bond Index returned 4.33% for the year, while the Merrill Lynch High Yield Master II Index returned 11.74% .

After such a year, we encourage investors to sit back, take stock and set some realistic expectations. While history argues for another good year (since 1945, the S&P 500 Index has always produced positive results in the third year of a presidential term) opinions are divided on the future of this more-than-four-year-old bull market.

We believe it’s wise to work with your financial professional to determine whether changes are now in order to your mix of portfolios. Even though most stock groups did well, some have had long runs of outperformance, such as small cap stocks, value stocks and real estate investment trusts. Others had truly outsized returns in 2006, such as the telecom and energy sectors, China and emerging markets — not to mention the continued outperformance in general of international markets versus the U.S. Among bonds, the high yield category has become richly valued after such a long run up. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should, based on your risk profile, investment objectives and time horizons.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance and investment needs.

Keith F. Hartstein
President and Chief Executive Officer

2

John Hancock Trust

Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4-14
Shareholder Expense Example	15
Statements of Assets and Liabilities	17
Statements of Operations	20
Statements of Changes in Net Assets	23
Financial Highlights	26
Portfolio of Investments (See below for each Portfolio’s page #)	36–158
Notes to Financial Statements	159
Report of Independent Registered Public Accounting Firm	171
Results of Special Meeting of Shareholders	172
Trustees and Officers Information	173

	Manager’s Commentary &	Portfolio of	Manager’s Commentary &		Portfolio of
Portfolio	Portfolio Performance	Investments	Portfolio	Portfolio Performance	Investments
500 Index Trust	5	36	International Equity Index Trust A	10	57
500 Index Trust B	6	42	International Equity Index Trust B	11	79
Bond Index Trust A	7	49	Mid Cap Index Trust	12	101
Bond Index Trust B	8	52	Small Cap Index Trust	13	106
Index Allocation Trust	9	57	Total Stock Market Index Trust	14	126

3

John Hancock Trust

Manager’s Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Index Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and
Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2006. The views expressed are those of the portfolio manager as of December 31, 2006, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust’s prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500,” “S&P 500,” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. “Russell 1000,” “Russell 2000,” “Russell 3000,” and “Russell Midcap” are trademarks of Frank Russell Company. “Wilshire 5000” is a trademark of Wilshire Associates. “Morgan Stanley European Australian Far East Free”, “EAFE” and “MSCI” are trademarks of Morgan Stanley & Co. Incorporated. “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. “Lipper” is a registered trademark of Reuters S.A. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

500 Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting *	% of Total

Financial	20.61
Consumer, Non-cyclical	19.27
Communications	11.18
Industrial	10.71
Technology	10.08
Energy	9.82
Consumer, Cyclical	7.95
Utilities	3.05
Basic Materials	2.76

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the 500 Index Trust Series I returned +15.26%, underperforming the +15.79% return of the S&P 500 Index.

Environment ► The U.S. economy continued to grow moderately, with the gross domestic product (GDP) growing at an annualized rate of 2.0% in the third quarter, dragged down by the biggest decline in home building in 15 years. There were signs of inflation slowing down. The annual rate of inflation was 2.0% in November, with the core inflation rate at 2.6% . The Federal Reserve held the benchmark federal funds rate at 5.25% for the last four policy meetings, after raising it 17 consecutive times from June 2004 through June 2006. Fed Chairman Ben Bernanke did not rule out further increases in 2007 due to ongoing inflation concerns. Job growth was moderate in 2006 with nonfarm payroll figures averaging 160,000 a month. The unemployment rate ended the year at 4.5%, close to a five-year low. The Conference Board’s Consumer Confidence Index ended 2006 at 109.0, up from a level of 103.8 a year earlier.

For the year, telecommunication services was the best performing sector in the S&P 500 Index, returning 35.98%, followed by energy with a 24.05% return. Health care and information technology were the worst performers, returning 7.43% and 8.36%, respectively.

Outlook ► The economy is forecast to grow at just over 2% in the first half of 2007, followed by a rebound to 3% in the second half. Housing is expected to remain a drag on the economy in the near future. It is expected that the Fed will hold rates steady at 5.25% in the first few months, before cutting rates modestly in the second quarter.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

500 Index Trust Series I (began 5/1/00)	15.26%	5.62%	—	0.61%	—	31.43%	—	4.15%
500 Index Trust Series II2 (began 1/28/02)	15.06%	5.43%	—	0.48%	—	30.25%	—	3.22%
500 Index Trust Series NAV (began 10/27/05)	13.70%	5.35%	—	0.42%	—	29.78%	—	2.85%
S&P 500 Index[3]	15.79%	6.19%	—	1.14%	—	35.03%	—	7.83%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series II shares have higher expenses than Series I shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5

500 Index Trust B

Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.

Sector Weighting *	% of Total

Financial	20.11
Consumer, Non-cyclical	18.80
Communications	10.91
Industrial	10.45
Technology	9.83
Energy	9.58
Consumer, Cyclical	7.76
Utilities	2.98
Basic Materials	2.69
Government	2.59

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the 500 Index Trust Series B NAV returned +15.56%, underperforming the +15.79% return of the S&P 500 Index.

Environment ► The U.S. economy continued to grow moderately, with the gross domestic product (GDP) growing at an annualized rate of 2.0% in the third quarter, dragged down by the biggest decline in home building in 15 years. There were signs of inflation slowing down. The annual rate of inflation was 2.0% in November, with the core inflation rate at 2.6% . The Federal Reserve held the benchmark federal funds rate at 5.25% for the last four policy meetings, after raising it 17 consecutive times from June 2004 through June 2006. Fed Chairman Ben Bernanke did not rule out further increases in 2007 due to ongoing inflation concerns. Job growth was moderate in 2006 with nonfarm payroll figures averaging 160,000 a month. The unemployment rate ended the year at 4.5%, close to a five-year low. The Conference Board’s Consumer Confidence Index ended 2006 at 109.0, up from a level of 103.8 a year earlier.

For the year, telecommunication services was the best performing sector in the S&P 500 Index, returning 35.98%, followed by energy with a 24.05% return. Health care and information technology were the worst performers, returning 7.43% and 8.36%, respectively.

Outlook ► The economy is forecast to grow at just over 2% in the first half of 2007, followed by a rebound to 3% in the second half. Housing is expected to remain a drag on the economy in the near future. It is expected that the Fed will hold rates steady at 5.25% in the first few months, before cutting rates modestly in the second quarter.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

500 Index Trust B Series NAV[2] (began 5/1/96)	15.56%	5.96%	8.23%	—	—	33.58%	120.62%	—
S&P 500 Index[3]	15.79%	6.19%	8.42%	—	—	35.03%	124.47%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 The Series NAV shares of the 500 Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Equity Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Equity Index Fund, the Trust's predecessor. These shares were first issued on May 1, 1996.

3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

6

Bond Index Trust A
Subadviser: Declaration Management & Research LLC
Portfolio Managers: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES ► To seek to track the performance of the Lehman Brothers Aggregate Bond Index (which represents the U.S. investment grade bond market). Invests, under normal market conditions, at least 80% of its assets in securities listed in the Index.

Sector Weighting *	% of Total

Mortgage Securities	51.08
Government	25.39
Financial	11.23
Communications	3.14
Industrial	1.80
Utilities	1.54
Energy	1.49
Consumer, Cyclical	1.16
Consumer, Non-cyclical	0.88
Basic Materials	0.62

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► Since its inception February 2006, the Bond Index A Trust Series I returned +3.65%, underperforming the +4.57% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Interest rates ended the year higher across the curve. The Fed increased the Funds Rate to 5.25% from 4.25% to stem rising inflation. The yield curve continued to flatten as the market remained better convinced that rising interest rates would eventually stall economic growth. Rising inflation kept interest rates higher for most of the year, but concerns over a weakening housing market began to overshadow the Fed’s focus on inflation. Weaker housing began to trickle through the economy as GDP growth slowed to 2% in the 3rd quarter. Energy prices kept inflation elevated with crude oil climbing to $77 a barrel only to decline nearly 20% in the 4th Quarter. Markets responded favorably to the potential soft landing scenario as weaker housing and late quarter slowing of inflation kept interest rates below 5%.

Corporate bonds reacted to mostly supportive economic fundamentals and strong company earnings. The sector’s performance, however, was constrained by some general themes, notably the incidence LBOs and shareholder-friendly activities. Overall the Lehman Brothers Credit Index outperformed U.S. Treasuries by 119 bps of excess return. The mortgage market also performed well after a dismal 2005. Residential mortgages benefited from lower volatility, tightening spreads, and generally slower prepayments. Commercial mortgages continued their streak with another year of outperformance. Lower rated bonds benefited as commercial real estate fundamentals improved in most property types and markets. Generally, a positive year for most spread sectors with investors showing a healthy appetite for riskier assets.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	Inception

Bond Index Trust A Series I (began 2/10/06)	—	—	—	—	—	—	—	3.65%
Bond Index Trust A Series NAV (began 2/10/06)	—	—	—	—	—	—	—	3.85%
Lehman Brothers Aggregate Bond Index[2]	—	—	—	—	—	—	—	4.57%
Combined Index[2,3]	—	—	—	—	—	—	—	4.57%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

3 The combined Index represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001; and the Lehman Brothers Aggregate Bond Index from February 2001 and thereafter.

7

Bond Index Trust B
Subadviser: Declaration Management & Research LLC
Portfolio Managers: James E. Shallcross and Peter Farley

INVESTMENT OBJECTIVE & POLICIES ► To seek to track the performance of the Lehman Brothers Aggregate Bond Index (which represents the U.S. investment grade bond market). Invests, under normal market conditions, at least 80% of its assets in securities listed in the Index.

Sector Weighting *	% of Total

Mortgage Securities	39.79
Government	23.15
Financial	6.30
Communications	2.70
Utilities	1.68
Consumer, Non-cyclical	1.62
Energy	1.34
Industrial	1.29
Asset Backed Securities	0.92
Consumer, Cyclical	0.63

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Bond Index Trust B Series NAV returned +4.07%, under-performing the +4.33% return of the Lehman Brothers Aggregate Bond Index.

Environment ► Interest rates ended the year higher across the curve. The Fed increased the Funds Rate to 5.25% from 4.25% to stem rising inflation. The yield curve continued to flatten as the market remained better convinced that rising interest rates would eventually stall economic growth. Rising inflation kept interest rates higher for most of the year, but concerns over a weakening housing market began to overshadow the Fed’s focus on inflation. Weaker housing began to trickle through the economy as GDP growth slowed to 2% in the 3rd quarter. Energy prices kept inflation elevated with crude oil climbing to $77 a barrel only to decline nearly 20% in the 4th Quarter. Markets responded favorably to the potential soft landing scenario as weaker housing and late quarter slowing of inflation kept interest rates below 5%.

Corporate bonds reacted to mostly supportive economic fundamentals and strong company earnings. The sector’s performance, however, was constrained by some general themes, notably the incidence LBOs and shareholder-friendly activities. Overall, the Lehman Brothers Credit Index outperformed U.S. Treasuries by 119 bps of excess return. The mortgage market also performed well after a dismal 2005. Residential mortgages benefited from lower volatility, tightening spreads, and generally slower prepayments. Commercial mortgages continued their streak with another year of outperformance. Lower rated bonds benefited as commercial real estate fundamentals improved in most property types and markets. Generally, a positive year for most spread sectors with investors showing a healthy appetite for riskier assets.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since	Since[2]			Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception	4/29/05	5-year	10-year	Inception

Bond Index Trust B Series NAV[3] (began 5/1/98)	4.07%	4.78%	—	5.49%	3.34%	26.29%	—	58.92%
Lehman Brothers Aggregate Bond Index[4]	4.33%	5.06%	—	5.84%	3.51%	27.98%	—	63.59%
Combined Index[4,5]	4.33%	5.06%	—	5.80%	3.52%	28.01%	—	63.03%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Current subadviser assignment became effective April 29, 2005.

3 The Series NAV shares of the Bond Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the Bond Index Fund of John Hancock Variable Series Trust I (“JHVST”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the sole class of shares of the JHVST Bond Index Fund, the Trust’s predecessor. These shares were first issued on May 1, 1998.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5 The combined Index represents the Lehman Brothers Government/Credit Bond Index from May 1998 to January 2001; and the Lehman Brothers Aggregate Bond Index from February 2001 and thereafter.

8

Index Allocation Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES ► To seek to achieve long-term growth of capital by investing approximately 30% of the portfolio’s assets in fixed-income funds and approximately 70% of its assets in equity index funds. Current income is also a consideration.

Equity Asset Allocation	% of Total(1)

International	15.00
U.S. Large Cap	35.00
U.S. Mid Cap	10.00
U.S. Small Cap	10.00

Fixed Income Asset Allocation

Intermediate Bond	30.00
Total	100.00

(1) Percentages are based on net assets as of 12-31-2006

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► Since its inception on 2/10/06, the Index Allocation Trust Series II returned +9.50%, underperforming the +10.22% return of the Combined Index.

Environment ► Large and small, value and growth, domestic and international, stocks of all types gained ground against a mostly favorable market backdrop in 2006. Corporate earnings remained strong throughout the year, while consumer spending also held up surprisingly well. Although oil prices rose sharply during the year’s first half, they fell from their summertime peak of nearly $80 per barrel to finish the year closer to $60. Concerns about rising inflation led to a significant stock market correction in May and June. However, better-than-anticipated inflation reports during the year’s second half finally enabled the Federal Reserve Board, in a long-awaited move, to refrain from raising short-term interest rates for the first time in more than two years. Beginning at its August meeting, the Fed left its benchmark federal funds rate alone at 5.25% at each of its subsequent meetings during the year. Against this backdrop, the U.S. stock market rose steadily following its summertime decline.

Overall, the S&P 500 Index gained 15.80% during the 12 months ending December 31, 2006. Value stocks in all market-capitalization ranges beat their growth-stock counterparts, while small- and mid-cap stocks generally outperformed large caps. International equities did particularly well, with the MSCI EAFE returning an impressive 26.86% . In addition to benefiting from many of the same fundamental trends helping U.S. companies, international stocks were further helped by strength in the euro and British pound relative to the U.S. dollar. Also gaining ground were natural resources stocks, which benefited from rising commodity prices for much of the period and excellent supply/demand fundamentals, while real estate securities were helped by their continued strong fundamentals, investors’ demand for yield and an apparent increase in speculative investment.

As a whole, fixed-income securities posted positive returns in 2006, overcoming a modest rise in interest rates. The Lehman Brothers U.S. Aggregate Bond Index, a broad measure of bond market performance, posted its seventh consecutive calendar year of positive results, gaining 4.33% .

Outlook ► The U.S. and other major world economies appear to be on track to grow near 3% in 2007. Inflation remains well contained. Accordingly, the Fed will likely remain on hold for several months, if not quarters. As the market’s fear of recession recedes, long term interest rates may move slightly higher. We expect positive, but modest returns from most fixed income instruments in 2007.

Equity markets world wide will benefit from growing earnings. We expect mid to high single digit earnings growth from most major markets. Most equity markets appear fairly valued. If the Fed holds short term interest rates steady while long term rates increase slightly, valuation should remain fairly steady over the course of the year, but with more volatility than we have experienced in recent years. The U.S. stock market has not suffered a 10% correction in more than four years. With investor sentiment nearly as high as it has been at anytime in that four year period, it would not be surprising to see a correction sometime in the first half of the year.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Index Allocation Trust Series II (began 2/10/06)	—	—	—	—	—	—	—	9.50%
Combined Index[2,3]	—	—	—	—	—	—	—	10.22%

1 Performance does not reflect any insurance related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

3 The Combined Index is made up of 70% of the S&P 500 and 30% of the Lehman Brothers Aggregate Bond Index.

9

International Equity Index Trust A
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Jeffrey Beach and Tom Coleman

INVESTMENT OBJECTIVE & POLICIES ► To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. Invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.

Sector Weighting *	% of Total

Financial	24.42
Consumer, Non-cyclical	11.61
Industrial	9.27
Consumer, Cyclical	8.44
Energy	8.28
Communications	7.93
Basic Materials	7.25
Utilities	4.24
Technology	3.23
Funds	1.21

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the International Equity Index Trust A Series I returned +25.93%, underperforming the +27.16% return of the Combined Index.

Environment ► International equity markets started 2006 on a positive note, faded slightly in the second quarter and rallied sharply at year end. A global economic environment featuring low interest rates, rising growth and contained inflation led to positive results across a majority of equity markets worldwide. Forty two of the Index’s forty-five countries had positive returns for the year with most experiencing double digit positive returns. As a result, holders of broad based international equity portfolios were handsomely rewarded. Emerging markets once again out performed developed markets rising 32.2% versus 25.7% . The emerging market segment ended the year at an all time high while also recording its fourth consecutive year of positive returns. This was the first time this has happened since the creation of the index. On a regional basis, Latin America led the way followed by Europe and Asia/Pacific. U.S. investors received an additional boost as the dollar weakened versus most major currencies during the year. All ten of the Index’s sectors reported positive double digit returns in 2006. Top sectors included utilities, materials and telecommunication services. Energy, with a full-year return of 19.8%, healthcare, with a 16.6% gain and information technology with a gain of 11.9%, were the only sectors that delivered less than 20% appreciation for the whole of 2006.

Outlook ► Even though a December jump in bond yields made a small dent in the valuation case for global equities, the ongoing resilience of economic activity seemed more than adequate compensation. Part of the markets’ prosperous end to 2006 may already be anticipating healthy growth conditions in the year ahead. Across the whole of the ACWI ex U.S. universe, valuations remain reasonable and dividend yields relatively generous. While a repeat of 2006 performance will likely be difficult to achieve, the risk of a protracted correction would seem to be unlikely. While the economic outlook is favorable, investors should remember that global political risks — North Korea, Iran, the Arab/Israeli conflict, to name a few — remain high. Investors should monitor their risk exposures carefully and be broadly diversified.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

International Equity Index Trust A
Series I2 (began 5/3/04)	25.93%	—	—	22.94%	—	—	—	73.32%
Series II2 (began 5/3/04)	25.70%	—	—	22.69%	—	—	—	72.40%
Series NAV (began 2/10/06)	23.78%	—	—	22.37%	—	—	—	71.20%
MSCI AC World ex U.S. Index[3]	27.16%	—	—	24.07%	—	—	—	77.93%
Combined Index[3,4]	27.16%	—	—	23.44%	—	—	—	75.52%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 The Series I and Series II shares of the International Equity Index Trust A were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of Series I and Series II of the International Equity Index Fund of John Hancock Variable Series Trust I (the “JHVST Fund”) in exchange for Series I and Series II shares of the International Equity Index Trust A pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the performance of the Series I or Series II shares of the JHVST Fund, the Trust’s predecessor. The performance of the Series I and Series II shares of the JHVST Fund includes the actual performance of those shares from the date they commenced operations, May 3, 2004, and for prior periods reflects the actual performance of the NAV shares of the JHVST Fund. The NAV shares of the JHVST Fund commenced operations on May 2, 1988. The performance of the NAV shares would have been lower if it reflected the higher expenses of the Series I and Series II shares.

3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

4 The Combined Index represents the following indices over the periods indicated, MSCI EAFE (from January 1994 through April 1998); MSCI EAFE GDP Index (from May 1998 through June 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July 1999 through October 2003), MSCI ACW Free ex US (after November 2003).

10

International Equity Index Trust B
Subadviser: SSgA Funds Management, Inc.
Portfolio Managers: Jeffrey Beach and Tom Coleman

INVESTMENT OBJECTIVE & POLICIES ► To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. Invests, under normal market conditions, at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index.

Sector Weighting *	% of Total

Financial	24.65
Consumer, Non-cyclical	11.75
Industrial	9.37
Consumer, Cyclical	8.55
Energy	8.38
Communications	8.07
Basic Materials	7.36
Utilities	4.35
Technology	3.23
Diversified	0.74

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the International Equity Index Trust B Series NAV returned +27.41%, outperforming the +27.16% return of the Combined Index.

Environment ► International equity markets started 2006 on a positive note, faded slightly in the second quarter and rallied sharply at year end. A global economic environment featuring low interest rates, rising growth and contained inflation lead to positive results across a majority of equity markets worldwide. Forty-two of ACWI ex U.S.’s forty-five countries had positive returns for the year with most experiencing double digit positive returns. As a result, holders of broad based international equity portfolios were handsomely rewarded. Emerging markets once again out-performed developed markets rising 32.2% versus 25.7% . The emerging market segment ended the year at an all time high while also recording its fourth consecutive year of positive returns. This was the first time this has happened since the creation of the index. On a regional basis Latin America lead the way followed by Europe and Asia/Pacific. U.S. investors received an additional boost as the dollar weakened versus most major currencies during the year. All ten ACWI ex U.S. sectors reported positive double digit returns in 2006. Top sectors included utilities, materials and telecommunication services. Energy, with a full-year return of 19.8%, healthcare, with a 16.6% gain and information technology with a gain of 11.9%, were the only sectors that delivered less than 20% appreciation for the whole of 2006.

Outlook ► Even though a December jump in bond yields made a small dent in the valuation case for global equities, the ongoing resilience of economic activity seemed more than adequate compensation. Part of the markets’ prosperous end to 2006 may already be anticipating healthy growth conditions in the year ahead. Across the whole of the ACWI ex U.S. universe, valuations remain reasonable and dividend yields relatively generous. While a repeat of 2006 performance will likely be difficult to achieve, the risk of a protracted correction would seem to be unlikely. While the economic outlook is favorable, investors should remember that global political risks - North Korea, Iran, the Arab/Israeli conflict, to name a few - remain high. Investors should monitor their risk exposures carefully and be broadly diversified.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year

International Equity Index Trust B Series NAV[2] (began 5/2/88)	27.41%	16.55%	7.83%	—	—	115.09%	112.61%	—
MSCI AC World ex U.S. Index[3]	27.16%	16.88%	8.59%	—	—	118.08%	127.93%	—
Combined Index[3,4]	27.16%	17.09%	9.20%	—	—	120.08%	141.04%	—

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 The Series NAV shares of the International Equity Index Trust B were first issued on April 29, 2005 in connection with the Trust’s acquisition on that date of all the assets of the NAV shares of the International Equity Index Fund of John Hancock Variable Series Trust I (“JHVST'”) in exchange for Series NAV shares pursuant to an agreement and plan of reorganization. Performance presented for periods prior to April 29, 2005 reflects the actual performance of the NAV shares of the JHVST International Equity Index Fund, the Trust's predecessor. These shares were first issued on May 2, 1988.

3 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

4 The Combined Index represents the following indices over the periods indicated, MSCI EAFE (from January 1994 through April 1998); MSCI EAFE GDP Index (from May 1998 through June 1999); 90% MSCI EAFE GDP Index/10% MSCI Emerging Markets Free Index (from July 1999 through October 2003), MSCI ACW Free ex US (after November 2003).

11

Mid Cap Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To seek to approximate the aggregate total return of a mid cap U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the S&P 400 Index and (b) securities (which may or may not be included in the S&P 400 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the Index.

Sector Weighting *	% of Total

Consumer, Non-cyclical	15.54
Financial	15.31
Industrial	13.71
Consumer, Cyclical	13.52
Technology	8.24
Energy	7.21
Utilities	6.57
Communications	4.69
Basic Materials	4.07
Government	1.95

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Mid Cap Index Trust Series I returned +9.72%, underperforming the +10.31% return of the S&P MidCap 400 Index.

Environment ► The U.S. economy continued to grow moderately, with the gross domestic product (GDP) growing at an annualized rate of 2.0% in the third quarter, dragged down by the biggest decline in home building in 15 years. There were signs of inflation slowing down. The annual rate of inflation was 2.0% in November, with the core inflation rate at 2.6% . The Federal Reserve held the benchmark federal funds rate at 5.25% for the last four policy meetings, after raising it 17 consecutive times from June 2004 through June 2006. Fed Chairman Ben Bernanke did not rule out further increases in 2007 due to ongoing inflation concerns. Job growth was moderate in 2006 with nonfarm payroll figures averaging 160,000 a month. The unemployment rate ended the year at 4.5%, close to a five-year low. The Conference Board’s Consumer Confidence Index ended 2006 at 109.0, up from a level of 103.8 a year earlier.

For the year, telecommunication services was the best performing sector, returning 47.80%, followed by utilities with a return of 21.67% . Health care and energy were the worst performers, returning –0.97% and 2.33%, respectively.

Outlook ► The economy is forecast to grow at just over 2% in the first half of 2007, followed by a rebound to 3% in the second half. Housing is expected to remain a drag on the economy in the near future. It is expected that the Fed will hold rates steady at 5.25% in the first few months, before cutting rates modestly in the second quarter.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Mid Cap Index Trust Series I (began 5/1/00)	9.72%	10.20%	—	8.39%	—	62.52%	—	71.12%
Mid Cap Index Trust Series II2 (began 1/28/02)	9.44%	10.01%	—	8.25%	—	61.15%	—	69.68%
Mid Cap Index Trust Series NAV[3] (began 4/29/05)	9.74%	10.22%	—	8.40%	—	62.64%	—	71.25%
S&P MidCap 400 Index[4]	10.31%	10.91%	—	9.24%	—	67.81%	—	80.23%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

12

Small Cap Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To seek to approximate the aggregate total return of a small cap U.S. domestic equity market index. Invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common stocks that are included in the Russell 2000 Index and (b) securities (which may or may not be included in the Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the Index.

Sector Weighting *	% of Total

Financial	16.90
Consumer, Non-cyclical	14.89
Consumer, Cyclical	11.13
Industrial	9.92
Communications	7.64
Technology	7.60
Energy	3.80
Basic Materials	3.15
Government	2.51

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Small Cap Index Trust Series I returned +17.61%, underperforming the +18.37% return of the Russell 2000 Index.

Environment ► The U.S. economy continued to grow moderately, with the gross domestic product (GDP) growing at an annualized rate of 2.0% in the third quarter, dragged down by the biggest decline in home building in 15 years. There were signs of inflation slowing down. The annual rate of inflation was 2.0% in November, with the core inflation rate at 2.6% . The Federal Reserve held the benchmark federal funds rate at 5.25% for the last four policy meetings, after raising it 17 consecutive times from June 2004 through June 2006. Fed Chairman Ben Bernanke did not rule out further increases in 2007 due to ongoing inflation concerns. Job growth was moderate in 2006 with nonfarm payroll figures averaging 160,000 a month. The unemployment rate ended the year at 4.5%, close to a five-year low. The Conference Board’s Consumer Confidence Index ended 2006 at 109.0, up from a level of 103.8 a year earlier.

For the year, consumer staples was the best performing sector returning 31.80%, followed by materials and processing with a return of 30.97% . Health care and other energy were the worst performers, gaining 9.75% and 12.82% respectively.

Outlook ► The economy is forecast to grow at just over 2% in the first half of 2007, followed by a rebound to 3% in the second half. Housing is expected to remain a drag on the economy in the near future. It is expected that the Fed will hold rates steady at 5.25% in the first few months, before cutting rates modestly in the second quarter.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return

				Since				Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception		5-year	10-year	inception

Small Cap Index Trust Series I (began 5/1/00)	17.61%	10.42%	—	6.89%	—	64.12%	—	55.96%
Small Cap Index Trust Series II2 (began 1/28/02)	17.35%	10.23%	—	6.76%	—	62.74%	—	54.65%
Small Cap Index Trust Series NAV[3] (began 4/29/05)	17.64%	10.44%	—	6.91%	—	64.26%	—	56.10%
Russell 2000 Index[4]	18.37%	11.39%	—	7.82%	—	71.47%	—	65.18%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were first offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

13

Total Stock Market Index Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Managers: Carson Jen and Narayan Ramani

INVESTMENT OBJECTIVE & POLICIES ► To seek to approximate the aggregate total return of a broad U.S. domestic equity market Index.

Sector Weighting *	% of Total

Financial	20.16
Consumer, Non-cyclical	17.88
Communications	10.36
Industrial	10.02
Consumer, Cyclical	9.06
Technology	9.04
Energy	8.56
Utilities	2.79
Basic Materials	2.77
Mortgage Securities	0.54

* Top Sectors as a percentage of market value. Does not include short-term securities and investments in the State Street Navigator Securities Lending Prime Portfolio.

PORTFOLIO MANAGER’S COMMENTARY

Performance ► For the year 2006, the Total Market Index Trust Series I returned +15.29%, underperforming the +15.88% return of the DJ Wilshire 5000 Index.

Environment ► The U.S. economy continued to grow moderately, with the gross domestic product (GDP) growing at an annualized rate of 2.0% in the third quarter, dragged down by the biggest decline in home building in 15 years. There were signs of inflation slowing down. The annual rate of inflation was 2.0% in November, with the core inflation rate at 2.6% . The Federal Reserve held the benchmark federal funds rate at 5.25% for the last four policy meetings, after raising it 17 consecutive times from June 2004 through June 2006. Fed Chairman Ben Bernanke did not rule out further increases in 2007 due to ongoing inflation concerns. Job growth was moderate in 2006 with nonfarm payroll figures averaging 160,000 a month. The unemployment rate ended the year at 4.5%, close to a five-year low. The Conference Board’s Consumer Confidence Index ended 2006 at 109.0, up from a level of 103.8 a year earlier.

For the year, utilities was the best performing sector, returning 27.91%, followed by energy with a gain of 21.88% . Transportation and technology were the worst performers, returning 8.49% and 9.83% respectively.

Outlook ► The economy is forecast to grow at just over 2% in the first half of 2007, followed by a rebound to 3% in the second half. Housing is expected to remain a drag on the economy in the near future. It is expected that the Fed will hold rates steady at 5.25% in the first few months, before cutting rates modestly in the second quarter.

PERFORMANCE TABLE[1]	Average Annual Total Return				Cumulative Total Return

				Since			Since
Periods Ending December 31, 2006	1-year	5-year	10-year	inception	5-year	10-year	inception

Total Stock Market Index Trust Series I (began 5/1/00)	15.29%	6.95%	—	1.65%	39.91%	—	11.50%
Total Stock Market Index Trust Series II2 (began 1/28/02)	15.09%	6.78%	—	1.52%	38.79%	—	10.61%
Total Stock Market Index Trust Series NAV[3] (began 4/29/05)	15.33%	6.97%	—	1.66%	40.07%	—	11.63%
DJ Wilshire 5000 Index[4]	15.88%	7.65%	—	2.11%	44.57%	—	14.95%

1 Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2 Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3 Series NAV shares were fist offered April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4 All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

14

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In the case of Index Allocation, in addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the portfolio and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*	Annualized
	Account Value	Account Value	7/1/06–	Expense
	7/1/06	12/31/06	12/31/06	Ratio

500 Index

Series I — Actual	$1,000.00	$1,125.00	$2.89	0.54%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.48	2.75	0.54%
Series II — Actual	1,000.00	1,123.74	3.96	0.74%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.48	3.77	0.74%
Series NAV — Actual	1,000.00	1,124.88	2.62	0.49%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.74	2.50	0.49%

500 Index B

Series NAV — Actual	$1,000.00	$1,126.09	$1.34	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.95	1.28	0.25%

Bond Index A

Series I — Actual	$1,000.00	$1,045.74	$3.09	0.60%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.18	3.06	0.60%
Series NAV — Actual	1,000.00	1,046.92	2.84	0.55%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.43	2.80	0.55%

Bond Index B

Series NAV — Actual	$1,000.00	$1,049.54	$1.29	0.25%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.95	1.28	0.25%

Index Allocation **

Series II — Actual	$1,000.00	$1,084.35	$1.42	0.27%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.84	1.38	0.27%

15

John Hancock Trust
Shareholder Expense Example

			Expenses Paid
	Beginning	Ending	During Period*	Annualized
	Account Value	Account Value	7/1/06–	Expense
	7/1/06	12/31/06	12/31/06	Ratio

International Equity Index A

Series I — Actual	$1,000.00	$1,153.59	$3.15	0.58%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.28	2.96	0.58%
Series II — Actual	1,000.00	1,153.30	4.23	0.78%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.27	3.97	0.78%
Series NAV — Actual	1,000.00	1,154.39	2.88	0.53%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.53	2.70	0.53%

International Equity Index B

Series NAV — Actual	$1,000.00	$1,164.11	$1.85	0.34%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.49	1.73	0.34%

Mid Cap Index

Series I — Actual	$1,000.00	$1,055.46	$2.95	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.33	2.91	0.57%
Series II — Actual	1,000.00	1,054.56	3.99	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Series NAV — Actual	1,000.00	1,056.02	2.69	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.58	2.65	0.52%

Small Cap Index

Series I — Actual	$1,000.00	$1,091.32	$2.95	0.56%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.38	2.85	0.56%
Series II — Actual	1,000.00	1,089.68	4.00	0.76%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.37	3.87	0.76%
Series NAV — Actual	1,000.00	1,091.26	2.69	0.51%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.63	2.60	0.51%

Total Stock Market Index

Series I — Actual	$1,000.00	$1,116.50	$3.04	0.57%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.33	2.91	0.57%
Series II — Actual	1,000.00	1,115.19	4.11	0.77%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,021.32	3.92	0.77%
Series NAV — Actual	1,000.00	1,116.40	2.77	0.52%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,022.58	2.65	0.52%

* Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

** Index Allocation’s expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

16

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	500 Index	500 Index B	Bond Index A	Bond Index B

Investments, at value	$1,478,435,601	$1,159,160,657	$84,273,353	$159,990,901
Securities loaned, at value	39,120,134	41,393,128	—	38,130,553
Repurchase agreements, at value	—	—	772,000	724,000
Total investments, at value	1,517,555,735	1,200,553,785	85,045,353	198,845,454
Cash	15,754	4,343	675	974
Receivable for investments sold	—	—	1,437,712	—
Receivable for fund shares sold	289,553	693,519	92,555	139,330
Dividend and interest receivable	2,007,862	1,549,868	788,398	1,819,766
Receivable due from adviser	17,762	234,685	—	38,215
Other assets	5,777	72,184	253	708
Total assets	1,519,892,443	1,203,108,384	87,364,946	200,844,447

Liabilities

Payable for investments purchased	—	—	1,566,528	—
Payable for fund shares repurchased	4,343,946	—	—	—
Payable upon return of securities loaned	40,095,694	42,374,624	—	38,537,753
Payable for futures variation margin	72,900	125,550	—	—
Payable to affiliates
Fund administration fees	25,781	24,002	2,180	3,601
Trustees’ fees	11,153	9,284	552	1,430
Investment management fees	—	—	1,239	—
Other payables and accrued expenses	155,426	115,645	24,379	11,218
Total liabilities	44,704,900	42,649,105	1,594,878	38,554,002

Net assets

Capital paid-in	1,236,058,623	993,374,700	85,854,947	156,205,570
Undistributed net investment income (loss)	19,633,495	18,884,088	—	8,671,685
Accumulated undistributed net realized gain (loss) on investments
and futures contracts	(42,115,455)	(59,621,562)	(391,765)	(2,257,270)
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	261,610,880	207,822,053	306,886	(329,540)
Net assets	$1,475,187,543	$1,160,459,279	$85,770,068	$162,290,445
Investments, including repurchase agreements, at cost	$1,256,022,044	$992,899,512	$84,738,467	$199,174,994

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$1,323,062,034	—	$52,944,922	—
Shares outstanding	107,342,225	—	4,217,408	—
NAV per share	$12.33	—	$12.55	—
Series II
Net assets	$113,793,002	—	—	—
Shares outstanding	9,285,323	—	—	—
NAV per share	$12.26	—	—	—
Series NAV
Net assets	$38,332,507	$1,160,459,279	$32,825,146	$162,290,445
Shares outstanding	3,151,826	64,010,112	2,611,357	15,951,602
NAV per share	$12.16	$18.13	$12.57	$10.17

The accompanying notes are an integral part of the financial statements.

17

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

		International Equity	International Equity	Mid Cap
Assets	Index Allocation	Index A	Index B	Index

Investments, at value	—	$299,956,684	$421,930,287	$1,060,670,015
Investments in affiliated funds, at value	$109,502,891	—	—	—
Securities loaned, at value	—	39,929,264	58,048,698	95,365,106
Total investments, at value	109,502,891	339,885,948	479,978,985	1,156,035,121
Cash	—	—	—	39,663
Foreign currency, at value	—	304,343	752,665	—
Receivable for investments sold	—	12,582	2,553,195	—
Receivable for forward foreign currency exchange contracts	—	2,805	1,868	—
Receivable for fund shares sold	656,683	377,922	—	2,837,509
Dividends and interest receivable	—	402,674	581,723	695,565
Receivable for futures variation margin	—	1,679,237	1,894,519	—
Receivable due from adviser	6,831	—	81,779	985
Other assets	41	895	1,833	3,225
Total assets	110,166,446	342,666,406	485,846,567	1,159,612,068

Liabilities

Payable for investments purchased	654,893	1,100,316	49,361	—
Payable for forward foreign currency exchange contracts	—	40,102	36,474	—
Payable for fund shares repurchased	—	13,224	40,490	541,452
Payable upon return of securities loaned	—	41,857,910	60,965,224	97,673,600
Payable for futures variation margin	—	—	—	185,924
Payable to affiliates
Fund administration fees	1,732	5,945	7,827	18,041
Trustees’ fees	405	1,934	3,268	6,768
Investment management fees	—	2,803	—	—
Other payables and accrued expenses	21,785	100,677	35,136	199,553
Total liabilities	678,815	43,122,911	61,137,780	98,625,338

Net assets

Capital paid-in	104,183,388	227,606,043	273,996,628	958,866,188
Undistributed net investment income (loss)	—	5,253,136	11,923,728	5,533,958
Accumulated undistributed net realized gain (loss) on investments, futures contracts, foreign currency transactions and
forward foreign currency contracts	(20,748)	4,899,773	36,637,726	21,493,256
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and
liabilities in foreign currencies	5,324,991	61,784,543	102,150,705	75,093,328
Net assets	$109,487,631	$299,543,495	$424,708,787	$1,060,986,730
Investments, including repurchase agreements, at cost	$104,177,900	$278,206,641	$377,949,975	$1,080,726,974
Foreign currency, at cost	—	$300,352	$745,631	—

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	—	$239,022,415	—	$377,179,116
Shares outstanding	—	11,283,484	—	20,022,548
NAV per share	—	$21.18	—	$18.84
Series II
Net assets	$109,487,631	$44,094,635	—	$80,955,875
Shares outstanding	8,187,249	2,086,132	—	4,316,547
NAV per share	$13.37	$21.14	—	$18.75
Series NAV
Net assets	—	$16,426,445	$424,708,787	$602,851,739
Shares outstanding	—	776,249	19,960,577	31,987,899
NAV per share	—	$21.16	$21.28	$18.85

The accompanying notes are an integral part of the financial statements.

18

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

		Total Stock
Assets	Small Cap Index	Market Index

Investments, at value	$472,211,128	$435,772,428
Securities loaned, at value	112,466,811	38,848,691
Total investments, at value	584,677,939	474,621,119
Cash	206,306	17,339
Foreign currency, at value	—	199
Receivable for investments sold	158,539	16,038
Receivable for fund shares sold	235,522	133,315
Dividends and interest receivable	533,745	563,275
Receivable due from adviser	927	553
Other assets	1,389	1,643
Total assets	585,814,367	475,353,481

Liabilities

Payable for fund shares repurchased	593,343	308,285
Payable upon return of securities loaned	115,667,007	39,853,009
Payable for futures variation margin	128,100	11,257
Payable to affiliates
Fund administration fees	9,667	8,943
Transfer agent expenses	1,036	—
Trustees’ fees	3,406	3,455
Other payables and accrued expenses	56,412	59,173
Total liabilities	116,458,971	40,244,122

Net assets

Capital paid-in	358,202,551	332,691,667
Undistributed net investment income (loss)	3,753,241	5,262,959
Accumulated undistributed net realized gain (loss) on investments,
futures contracts and foreign currency transactions	29,772,439	(634,508)
Net unrealized appreciation (depreciation) on investments,
futures contracts and translation of assets and liabilities
in foreign currencies	77,627,165	97,789,241
Net assets	$469,355,396	$435,109,359
Investments, including repurchase agreements, at cost	$507,027,929	$376,824,842
Foreign currency, at cost	—	$204

Net asset value per share

The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$239,410,495	$238,226,776
Shares outstanding	14,109,131	18,139,590
NAV per share	$16.97	$13.13
Series II
Net assets	$50,880,815	$37,318,451
Shares outstanding	3,012,085	2,855,147
NAV per share	$16.89	$13.07
Series NAV
Net assets	$179,064,086	$159,564,132
Shares outstanding	10,543,102	12,145,631
NAV per share	$16.98	$13.14

The accompanying notes are an integral part of the financial statements.

19

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	500 Index[a]	500 Index B	Bond Index Ab	Bond Index B

Dividends	$26,723,227	$21,172,076	—	—
Interest	835,847	610,044	$2,836,004	$8,848,053
Securities lending	49,515	34,017	—	58,992
Less foreign taxes withheld	—	—	(177)	(540)
Total investment income	27,608,589	21,816,137	2,835,827	8,906,505

Expenses

Investment management fees (Note 3)	6,488,537	5,152,722	269,748	795,138
Series I distribution and service fees (Note 3)	585,201	—	22,513	—
Series II distribution and service fees (Note 3)	296,075	—	—	—
Series III distribution and service fees (Note 3)	8,531	—	—	—
Transfer agent fees for Series III (Note 3)	13,291	—	—	—
Blue sky fees for Series III (Note 3)	2,704	—	—	—
Fund administration fees (Note 3)	104,199	61,085	5,023	15,780
Audit and legal fees	58,211	41,567	19,963	23,357
Printing and postage fees (Note 3)	157,792	129,553	5,582	21,039
Custodian fees	14,551	13,267	11,058	28,511
Trustees’ fees (Note 4)	24,095	20,480	995	3,202
Registration and filing fees	15,561	670	867	1,122
Miscellaneous	25,839	31,397	2,344	6,950
Total expenses	7,794,587	5,450,741	338,093	895,099
Less: expense reductions (Note 3)	(34,102)	(2,677,386)	(2,954)	(472,154)
Net expenses	7,760,485	2,773,355	335,139	422,945
Net investment income (loss)	19,848,104	19,042,782	2,500,688	8,483,560

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	348,005	(1,849,519)	(199,309)	(1,341,779)
Futures contracts	1,024,884	1,245,872	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	186,155,520	141,061,437	306,886	(584,632)
Futures contracts	534,353	436,448	—	—
Net realized and unrealized gain (loss)	188,062,762	140,894,238	107,577	(1,926,411)
Increase (decrease) in net assets from operations	$207,910,866	$159,937,020	$2,608,265	$6,557,149

a Series III shares were terminated on 10-04-06.

b Period from 2-10-06 (commencement of operations) to 12-31-06.

The accompanying notes are an integral part of the financial statements.

20

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

	Index	International Equity	International Equity	Mid Cap
Investment income	Allocation[a]	Index Ab	Index B	Index[b]

Dividends	—	$6,172,605	$11,415,158	$7,506,597
Interest	—	454,155	488,844	1,412,527
Securities lending	—	220,235	310,590	86,369
Income distributions received from investments
in affiliated underlying funds	$1,108,278	—	—	—
Less foreign taxes withheld	—	(440,485)	(840,204)	—
Total investment income	1,108,278	6,406,510	11,374,388	9,005,493

Expenses

Investment management fees (Note 3)	20,615	1,205,833	2,158,415	2,556,837
Series I distribution and service fees (Note 3)	—	89,103	—	136,610
Series II distribution and service fees (Note 3)	103,073	103,404	—	157,012
Series III distribution and service fees (Note 3)	—	102	—	2,444
Transfer agent fees for Series III (Note 3)	—	—	—	4,031
Blue sky fees for Series III (Note 3)	—	2,195	—	1,923
Fund administration fees (Note 3)	2,519	3,748	36,440	40,722
Audit and legal fees	19,437	20,739	20,697	66,810
Printing and postage fees (Note 3)	2,438	—	54,412	84,938
Custodian fees	11,000	—	14,267	11,837
Trustees’ fees (Note 4)	499	3,438	7,797	7,494
Registration and filing fees	435	2,000	10,433	5,596
Miscellaneous	99	2,285	6,925	6,285
Total expenses	160,115	1,432,847	2,309,386	3,082,539
Less: expense reductions (Note 3)	(48,796)	(2,999)	(937,573)	(7,704)
Net expenses	111,319	1,429,848	1,371,813	3,074,835
Net investment income (loss)	996,959	4,976,662	10,002,575	5,930,658

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	—	3,988,591	36,424,853	21,651,431
Investments in affiliated underlying funds	23,286	—	—	—
Capital gain distributions received from affiliated underlying funds	104,859	—	—	—
Futures contracts	—	971,583	1,845,890	597,599
Foreign currency transactions	—	334,913	663,912	—
Change in net unrealized appreciation (depreciation) of:
Investments	—	41,398,278	52,294,124	14,557,823
Investments in affiliated underlying funds	5,324,991	—	—	—
Futures contracts	—	11,568	(152,539)	(102,161)
Translation of assets and liabilities in foreign currencies	—	7,592	22,772	(170)
Net realized and unrealized gain (loss)	5,453,136	46,712,525	91,099,012	36,704,522
Increase (decrease) in net assets from operations	$6,450,095	$51,689,187	$101,101,587	$42,635,180

a Period from 2-10-06 (commencement of operations) to 12-31-06.

b Series III shares were terminated on 10-04-06.

The accompanying notes are an integral part of the financial statements.

21

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

		Total Stock
Investment income	Small Cap Index[a]	Market Index[a]

Dividends	$4,693,595	$7,169,917
Interest	1,188,136	422,630
Securities lending	429,664	133,046
Less foreign taxes withheld	(1,825)	(656)
Total investment income	6,309,570	7,724,937

Expenses

Investment management fees (Note 3)	1,942,340	2,014,177
Series I distribution and service fees (Note 3)	108,287	107,523
Series II distribution and service fees (Note 3)	130,797	93,105
Series III distribution and service fees (Note 3)	2,528	964
Transfer agent fees for Series III (Note 3)	3,750	1,518
Blue sky fees for Series III (Note 3)	1,931	1,776
Fund administration fees (Note 3)	34,555	37,076
Audit and legal fees	28,827	28,583
Printing and postage fees (Note 3)	40,993	42,480
Custodian fees	11,785	12,022
Trustees’ fees (Note 4)	6,302	6,889
Registration and filing fees	4,587	4,331
Miscellaneous	6,860	7,712
Total expenses	2,323,542	2,358,156
Less: expense reductions (Note 3)	(6,615)	(4,176)
Net expenses	2,316,927	2,353,980
Net investment income (loss)	3,992,643	5,370,957

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	28,521,185	3,930,883
Futures contracts	1,229,295	313,330
Foreign currency transactions	—	(1)
Change in net unrealized appreciation (depreciation) of:
Investments	28,421,624	49,299,807
Futures contracts	409,594	290,217
Translation of assets and liabilities in foreign currencies	—	(5)
Net realized and unrealized gain (loss)	58,581,698	53,834,231
Increase (decrease) in net assets from operations	$62,574,341	$59,205,188

a Series III shares were terminated on 10-04-06.

The accompanying notes are an integral part of the financial statements.

22

John Hancock Trust
Statements of Changes in Net Assets

	500 Index		500 Index B
	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]	12-31-06	12-31-05

From operations
Net investment income (loss)	$19,848,104	$16,579,570	$19,042,782	$16,786,794
Net realized gain (loss)	1,372,889	(7,008,580)	(603,647)	(7,692,016)
Change in net unrealized appreciation (depreciation)	186,689,873	51,801,075	141,497,885	52,851,928
Increase (decrease) in net assets resulting from operations	207,910,866	61,372,065	159,937,020	61,946,706
Distributions to shareholders
From net investment income
Series I	(10,433,522)	(16,877,805)	—	—
Series II	(964,264)	(1,895,421)	—	—
Series III	(29,867)	(40,051)	—	—
Series NAV	(3,000,102)	—	(12,737,525)	(3,950,357)
From net realized gain
Series NAV	—	—	—	(13,335,129)
	(14,427,755)	(18,813,277)	(12,737,525)	(17,285,486)
From Fund share transactions	(205,163,920)	180,958,538	(96,927,966)[d]	223,777,968

Net assets

Beginning of period	1,486,868,352	1,263,351,026	1,110,187,750	841,748,562
End of period	$1,475,187,543	$1,486,868,352	$1,160,459,279	$1,110,187,750
Undistributed net investment income (loss)	$19,633,495	$14,426,719	$18,884,088	$12,737,121

	Bond Index A		Bond Index B
	Year ended		Year ended	Year ended
Increase (decrease) in net assets	12-31-06[c]		12-31-06	12-31-05

From operations
Net investment income (loss)	$2,500,688		$8,483,560	$8,658,786
Net realized gain (loss)	(199,309)		(1,341,779)	(163,620)
Change in net unrealized appreciation (depreciation)	306,886		(584,632)	(3,959,515)
Increase (decrease) in net assets resulting from operations	2,608,265		6,557,149	4,535,651
Distributions to shareholders
From net investment income
Series I	(1,662,547)		—	—
Series II	—		—	—
Series NAV	(1,032,435)		(6,113,891)	(3,081,961)
From net realized gain
Series NAV	—		—	—
	(2,694,982)		(6,113,891)	(3,081,961)
From Fund share transactions	85,856,785		(19,699,344)	(21,842,441)

Net assets

Beginning of period	—		181,546,531	201,935,282
End of period	$85,770,068		$162,290,445	$181,546,531
Undistributed net investment income (loss)	—		$8,671,685	$6,113,788

a Series III shares were terminated on 10-04-06.

b Series NAV shares began operations on 10-27-05.

c Period from 2-10-06 (commencement of operations) to 12-31-06.

d Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

23

John Hancock Trust
Statements of Changes in Net Assets

	Index Allocation	International
		Equity Index A
	Year ended	Year ended	Period ended
Increase (decrease) in net assets	12-31-06[a]	12-31-06[d,e]	12-31-05[b,f]

From operations
Net investment income (loss)	$996,959	$4,976,662	$1,574,030
Net realized gain (loss)	128,145	5,295,087	1,556,749
Change in net unrealized appreciation (depreciation)	5,324,991	41,417,438	20,455,903
Increase (decrease) in net assets resulting from operations	6,450,095	51,689,187	23,586,682
Distributions to shareholders
From net investment income
Series I	—	(1,296,118)	—
Series II	(1,040,994)	(266,098)	—
Series III	—	(258)	—
Series NAV	—	(16,234)	—
From net realized gain
Series I	—	(1,312,874)	—
Series II	(104,859)	(341,983)	—
Series III		(438)	—
Series NAV	—	(15,616)	—
From capital paid in
Series II	(67,284)	—	—
	(1,213,137)	(3,249,619)	—
From Fund share transactions	104,250,673	96,242,885	131,274,360

Net assets

Beginning of period	—	154,861,042	—
End of period	$109,487,631	$299,543,495	$154,861,042
Undistributed net investment income (loss)	—	$5,253,136	$1,520,542

	International	International
	Equity Index	Equity Index B
	1-1-05 to	Year ended	Year ended
Increase (decrease) in net assets	4-29-05[b,c]	12-31-06	12-31-05[b,c]

From operations
Net investment income (loss)	$3,082,380	$10,002,575	$7,451,044
Net realized gain (loss)	4,270,019	38,934,655	7,313,606
Change in net unrealized appreciation (depreciation)	(14,160,935)	52,164,357	35,884,967
Increase in net assets resulting from operations	(6,808,536)	101,101,587	50,649,617
Distributions to shareholders
From net investment income
Series I	(845,861)	—	(845,861)
Series II	(213,107)	—	(213,107)
Series NAV	(2,679,621)	(3,937,348)	(2,679,621)
From net realized gain
Series I	(8,130,484)	—	(8,130,484)
Series II	(2,424,805)	—	(242,805)
Series NAV	(19,509,037)	(3,850,679)	(19,509,037)
	(33,802,915)	(7,788,027)	(33,802,915)
From Fund share transactions	(261,949,915)	(86,429,064)[g]	98,416,223

Net assets

Beginning of period	302,561,366	417,824,291	302,561,366
End of period	—	$424,708,787	$417,824,291
Undistributed net investment income (loss)	($363,798)	$11,923,728	$3,718,288

a Period from 2-10-06 (commencement of operations) to 12-31-06.

b Effective after the close of business on 4-29-05, International Equity Index, formerly a series of John Hancock Variable Series Trust I, reorganized into a separate Portfolio of John Hancock Trust: International Equity Index A. See Note 1 to the financial statements.

c In accordance with the taxable reorganization, the cost basis of the former John Hancock Variable Series Trust I was restated to fair value on the close of business on 4-29-05 in the amount of $30,064,326.

d Series NAV shares began operations on 2-10-06.

e Series III shares were terminated on 10-4-06.

f Period from 4-30-05 to 12-31-05.

g Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

24

John Hancock Trust
Statements of Changes in Net Assets

	Mid Cap Index		Small Cap Index
	Year ended	Year ended	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]	12-31-06[a]	12-31-05[b]

From operations
Net investment income (loss)	$5,930,658	$2,532,346	$3,992,643	$1,947,963
Net realized gain (loss)	22,249,030	15,922,038	29,750,480	10,834,140
Change in net unrealized appreciation (depreciation)	14,455,492	17,294,487	28,831,218	4,198,453
Increase (decrease) in net assets resulting from operations	42,635,180	35,748,871	62,574,341	16,980,556
Distributions to shareholders
From net investment income
Series I	(1,474,269)	(1,011,604)	(1,040,221)	(951,197)
Series II	(287,622)	(199,708)	(177,981)	(179,108)
Series III	(4,213)	(4,013)	(2,408)	(5,512)
Series NAV	(583,065)	—	(576,120)	—
From net realized gain
Series I	(10,300,174)	(6,606,021)	(5,620,831)	(6,429,981)
Series II	(2,794,778)	(1,998,254)	(1,456,228)	(1,844,367)
Series III	(59,556)	(26,864)	(32,063)	(37,998)
Series NAV	(3,908,867)	—	(2,915,012)	—
	(19,412,544)	(9,846,464)	(11,820,864)	(9,448,163)
From Fund share transactions	678,553,433	86,011,633	83,031,646[c]	93,760,848

Net assets

Beginning of period	359,210,661	247,296,621	335,570,273	234,277,032
End of period	$1,060,986,730	$359,210,661	$469,355,396	$335,570,273
Undistributed net investment income (loss)	$5,533,958	$2,349,133	$3,753,241	$1,796,531

	Total Stock Market Index
	Year ended	Year ended
Increase (decrease) in net assets	12-31-06[a]	12-31-05[b]

From operations
Net investment income (loss)	$5,370,957	$4,105,246
Net realized gain (loss)	4,244,212	(1,521,613)
Change in net unrealized appreciation (depreciation)	49,590,019	28,873,755
Increase (decrease) in net assets resulting from operations	59,205,188	31,457,388
Distributions to shareholders
From net investment income
Series I	(2,032,639)	(1,971,763)
Series II	(314,668)	(331,096)
Series III	(3,495)	(1,825)
Series NAV	(1,660,603)	—
From net realized gain
Series I	(1,087,298)	—
Series II	(200,906)	—
Series III	(2,611)	—
Series NAV	(853,728)	—
	(6,155,948)	(2,304,684)
From Fund share transactions	(25,728,278)[c]	166,164,183

Net assets

Beginning of period	407,788,397	212,471,510
End of period	$435,109,359	$407,788,397
Undistributed net investment income (loss)	$5,262,959	$4,011,072

a Series III shares were terminated on 10-04-06.

b Series NAV shares began operations on 4-29-05.

c Refer to payment made by affiliate footnote 1.

The accompanying notes are an integral part of the financial statements.

25

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

500 Index

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$10.80	$10.52	$9.63	$7.60	$9.81	$10.74	$10.46	$9.59	$7.59	$9.68
Net investment income (loss)[h]	0.16	0.14	0.14	0.10	0.09	0.14	0.11	0.13	0.09	0.08
Net realized and unrealized gain
(loss) on investments	1.48	0.30	0.84	2.01	(2.30)	1.47	0.31	0.82	1.99	(2.17)
Total from investment operations	1.64	0.44	0.98	2.11	(2.21)	1.61	0.42	0.95	2.08	(2.09)
Less distributions
From net investment income	(0.11)	(0.16)	(0.09)	(0.08)	—[j]	(0.09)	(0.14)	(0.08)	(0.08)	—[j]
	(0.11)	(0.16)	(0.09)	(0.08)	—[j]	(0.09)	(0.14)	(0.08)	(0.08)	—[j]
Net asset value, end of period	$12.33	$10.80	$10.52	$9.63	$7.60	$12.26	$10.74	$10.46	$9.59	$7.59
Total return (%)[k]	15.26[l]	4.29	10.26	28.01	(22.53)	15.06[l]	4.12	10.00	27.76	(21.59)[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$1,323	$1,097	$1,115	$980	$678	$114	$129	$146	$116	$38
Ratio of net expenses
to average net assets (%)	0.54	0.56	0.56	0.57	0.57	0.74	0.76	0.76	0.77	0.77[r]
Ratio of gross expenses
to average net assets (%)	0.54[p]	0.56	0.56	0.57	0.57	0.74[p]	0.76	0.76	0.77	0.77[r]
Ratio of net investment income
(loss) to average net assets (%)	1.44	1.31	1.47	1.22	1.05	1.23	1.11	1.29	1.02	1.12[r]
Portfolio turnover (%)	15	11	4	1	6	15	11	4	1	6

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$10.80	$10.28
Net investment income (loss)[h]				0.15	0.03
Net realized and unrealized gain
(loss) on investments				1.32	0.49
Total from investment operations				1.47	0.52
Less distributions
From net investment income				(0.11)	—
				(0.11)	—
Net asset value, end of period				$12.16	$10.80
Total return (%)[k]				13.70[l]	5.06[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$38	$256
Ratio of net expenses
to average net assets (%)				0.51	0.52[r]
Ratio of gross expenses
to average net assets (%)				0.52[p]	0.52[r]
Ratio of net investment income
(loss) to average net assets (%)				1.35	1.80[r]
Portfolio turnover (%)				15	11

a Series II and Series NAV shares began operations on 1-28-02 and 10-27-05, respectively.

h Based on the average of the shares outstanding.

j Less than $0.01 per share.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the periods shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

26

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

500 Index B

	Series NAV
Period ended	12-31-06	12-31-05[f]	12-31-04[g]	12-31-03[e,g]	12-31-02[g]

Per share operating performance

Net asset value, beginning of period	15.87	$15.42	$14.18	$11.36	$14.85
Net investment income (loss)	0.29[h]	0.25[h]	0.27	0.20	0.16
Net realized and unrealized gain
(loss) on investments	2.16	0.46	1.23	3.00	(3.48)
Total from investment operations	2.45	0.71	1.50	3.20	(3.32)
Less distributions
From net investment income	(0.19)	(0.07)	(0.26)	(0.37)	(0.11)
From net realized gain	—	(0.19)	—	—	(0.06)
From capital paid-in	—	—	—	(0.01)	—
	(0.19)	(0.26)	(0.26)	(0.38)	(0.17)
Net asset value, end of period	$18.13	$15.87	$15.42	$14.18	$11.36
Total return (%)[k]	15.56[l,y]	4.65[l]	10.70	28.42	(22.31)

Ratios and supplemental data

Net assets, end of period (in millions)	1,160	$1,110	$842	$682	$466
Ratio of net expenses
to average net assets (%)	0.25	0.24	0.22	0.21	0.23
Ratio of gross expenses
to average net assets (%)	0.49[p]	0.43[p]	0.22	0.21	0.23
Ratio of net investment income
(loss) to average net assets (%)	1.72	1.65	1.85	1.59	1.39
Portfolio turnover (%)	6	13[x]	14	5	11

e Certain amounts have been reclassified to permit comparison.

f Effective 4-29-05, shareholders of the former John Hancock Variable Series Trust l (“VST”) Equity Index Fund Series I became owners of an equal number of full and fractional Series NAV shares of the 500 Index Trust B. Additionally, the accounting and performance history of the former VST Equity Index Fund Series I was redesignated as that of Series NAV shares of 500 Index B.

g Audited by previous auditor.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

p Does not take into consideration expense reductions during the period shown.

x Excludes merger activity.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

27

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Bond Index A

	Series I		Series NAV
Period ended		12-31-06[a]		12-31-06[a]

Per share operating performance

Net asset value, beginning of period		$12.50		$12.50
Net investment income (loss)[h]		0.48		0.52
Net realized and unrealized gain
(loss) on investments		(0.02)		(0.04)
Total from investment operations		0.46		0.48
Less distributions
From net investment income		(0.41)		(0.41)
		(0.41)		(0.41)
Net asset value, end of period		$12.55		$12.57
Total return (%)[k]		3.65[l,m]		3.85[l,m]

Ratios and supplemental data

Net assets, end of period (in millions)		$53		$33
Ratio of net expenses
to average net assets (%)		0.59[r]		0.54[r]
Ratio of gross expenses
to average net assets (%)		0.60[p,r]		0.55[p,r]
Ratio of net investment income
(loss) to average net assets (%)		4.28[r]		4.56[r]
Portfolio turnover (%)		66[m]		66[m]

a Series I and Series NAV shares began operations on 2-10-06.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

The accompanying notes are an integral part of the financial statements.

28

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Bond Index B

	Series NAV
Period ended	12-31-06	12-31-05[f]	12-31-04[g]	12-31-03[e,g]	12-31-02[g]

Per share operating performance

Net asset value, beginning of period	$10.13	$10.05	$10.13	$10.30	$9.89
Net investment income (loss)	0.50[h]	0.46[h]	0.46	0.48	0.54
Net realized and unrealized gain
(loss) on investments	(0.11)	(0.22)	(0.06)	(0.12)	0.42
Total from investment operations	0.39	0.24	0.40	0.36	0.96
Less distributions
From net investment income	(0.35)	(0.16)	(0.46)	(0.45)	(0.53)
From net realized gain	—	—	(0.02)	(0.05)	(0.01)
From capital paid-in	—	—	—[j]	(0.03)	(0.01)
	(0.35)	(0.16)	(0.48)	(0.53)	(0.55)
Net asset value, end of period	$10.17	$10.13	$10.05	$10.13	$10.30
Total return (%)[k]	4.07[l]	2.39[l]	4.05[l]	3.60	9.95[l]

Ratios and supplemental data

Net assets, end of period (in millions)	$162	$182	$202	$216	$208
Ratio of net expenses
to average net assets (%)	0.25	0.25	0.25	0.24	0.22
Ratio of gross expenses
to average net assets (%)	0.53[p]	0.42[p]	0.27[p]	0.24	0.25[p]
Ratio of net investment income
(loss) to average net assets (%)	5.01	4.55	4.56	4.73	5.30
Portfolio turnover (%)	53	18	18	40	57

e Certain amounts have been reclassified to permit comparison.

f Effective 4-29-05, shareholders of the former VST Bond Index Fund Series NAV became owners of an equal number of full and fractional Series NAV shares of the Bond Index Trust B. Additionally, the accounting and performance history of the former VST Bond Index Fund Series NAV was redesignated as that of Series NAV shares of Bond Index Trust B.

g Audited by previous auditor.

h Based on the average of the shares outstanding.

j Less than $0.01.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

p Does not take into consideration expense reductions during the period shown.

The accompanying notes are an integral part of the financial statements.

29

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Index Allocation

	Series II
Period ended		12-31-06[a]

Per share operating performance

Net asset value, beginning of period		$12.50
Net investment income (loss)[h,v]		0.28
Net realized and unrealized gain
(loss) on investments		0.89
Total from investment operations		1.17
Less distributions
From net investment income		(0.19)
From net realized gain		(0.10)
From capital paid-in		(0.01)
		(0.30)
Net asset value, end of period		$13.37
Total return (%)[k]		9.50[l,m]

Ratios and supplemental data

Net assets, end of period (in millions)		$109
Ratio of net expenses
to average net assets (%)[q]		0.27[r]
Ratio of gross expenses
to average net assets (%)[q]		0.39[p,r]
Ratio of net investment income
(loss) to average net assets (%)[v]		2.41[r]
Portfolio turnover (%)		3[m]

a Series II shares began operation on 2-10-06.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

q Does not include expenses of the underlying affiliated funds in which the Portfolio invests.

r Annualized.

v Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

30

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Equity Index A

	Series I					Series II
Period ended		12-31-06	12-31-05[c,f]	4-29-05[b,f]	12-31-04[a,g]		12-31-06	12-31-05[c,f]	4-29-05[b,f]	12-31-04[a,g]

Per share operating performance

Net asset value, beginning of period		$17.09	$14.42	$16.33	$13.89		$17.06	$14.41	$16.31	$13.89
Net investment income (loss)		0.42[h]	0.19[h]	0.14[h]	0.13		0.40[h]	0.17[h]	0.13[h]	0.12
Net realized and unrealized gain
(loss) on investments		3.97	2.48	(0.46)	2.41		3.95	2.48	(0.46)	2.40
Total from investment operations		4.39	2.67	(0.32)	2.54		4.35	2.65	(0.33)	2.52
Less distributions
From net investment income		(0.15)	—	(0.15)	(0.10)		(0.12)	—	0.13	(0.10)
From net realized gain		(0.15)	—	(1.44)	—		(0.15)	—	(1.44)	—
		(0.30)	—	(1.59)	(0.10)		(0.27)	—	(1.57)	(0.10)
Net asset value, end of period		$21.18	$17.09	$14.42	$16.33		$21.14	$17.06	$14.41	$16.31
Total return (%)[k]		25.93[l]	18.52[l,m]	(1.97)[m]	18.45[m]		25.70[l]	18.39[l,m]	(2.03)[m]	18.29[m]

Ratios and supplemental data

Net assets, end of period (in millions)		$239	$121	$90	$77		$44	$34	$27	$26
Ratio of net expenses
to average net assets (%)		0.60	0.64[r]	0.64[r]	0.72[r]		0.80	0.84[r]	0.84[r]	0.91[r]
Ratio of gross expenses
to average net assets (%)		0.60[p]	0.79[p,r]	0.64[r]	0.72[r]		0.80[p]	0.98[p,r]	0.84[r]	0.91[p,r]
Ratio of net investment income
(loss) to average net assets (%)		2.24	1.78[r]	$2.71[r]	1.40[r]		2.11	1.59[r]	2.46[r]	1.04[r]
Portfolio turnover (%)		9	7[m]	9[m]	20[m,x]		9	7[m]	9[m]	20[m,x]

	Series NAV
Period ended					12-31-06

Per share operating performance

Net asset value, beginning of period					$17.95
Net investment income (loss)[h]					0.32
Net realized and unrealized gain
(loss) on investments					3.20
Total from investment operations					3.52
Less distributions
From net investment income					(0.16)
From net realized gain					(0.15)
					(0.31)
Net asset value, end of period					$21.16
Total return (%)[k]					19.83[l,m]

Ratios and supplemental data

Net assets, end of period (in millions)					$16
Ratio of net expenses
to average net assets (%)					0.55[r]
Ratio of gross expenses
to average net assets (%)					0.55[p,r]
Ratio of net investment income
(loss) to average net assets (%)					1.84[r]
Portfolio turnover (%)					9[m]

a Series I, Series II and Series NAV shares began operations on 5-3-04, 5-3-04 and 2-10-06, respectively.

b Period from 1-1-05 to 4-29-05

c Period from 4-30-05 to 12-31-05

f Effective after the close of business on 4-29-05, International Equity Index, formerly a series of the John Hancock Variable Series Trust Reorganized into a separate portfolio of John Hancock Trust: International Equity Index A. See note 1 to the financial statements.

g Audited by previous auditors.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment and does not reflect the effect of sales charges.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

x Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

31

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

International Equity Index B

	Series NAV
Period ended	12-31-06	12-31-05[f]	12-31-04[g]	12-31-03[e,g]	12-31-02[g]

Per share operating performance

Net asset value, beginning of period	$16.99	$16.25	$13.82	$10.05	$12.07
Net investment income (loss)	0.47[h]	0.33[h]	0.31	0.24	0.21
Net realized and unrealized gain
(loss) on investments	4.14	2.05	2.44	3.91	(2.02)
Total from investment operations	4.61	2.38	2.75	4.15	(1.81)
Less distributions
From net investment income	(0.16)	(0.20)	(0.32)	(0.34)	(0.21)
From net realized gain	(0.16)	(1.44)	—	—	—
From capital paid-in	—	—	—	(0.04)	—
	(0.32)	(1.64)	(0.32)	(0.38)	(0.21)
Net asset value, end of period	$21.28	$16.99	$16.25	$13.82	$10.05
Total return (%)[k,l]	27.41[y]	16.56	20.24	41.99	(15.18)

Ratios and supplemental data

Net assets, end of period (in millions)	$425	$418	$200	$159	$99
Ratio of net expenses
to average net assets (%)	0.34	0.34	0.30	0.27	0.28
Ratio of gross expenses
to average net assets (%)[p]	0.57	0.61	0.38	0.42	0.46
Ratio of net investment income
(loss) to average net assets (%)	2.48	2.56	2.13	2.13	1.85
Portfolio turnover (%)	20	9	20	38	18

e Certain amounts have been reclassified to permit comparison.

f The financial highlights for the year ended 12-31-05 take into consideration the effect of the merger of the former VST International Equity Index Series NAV on 4-29-05. See Note 1 of the financial statements.

g Audited by previous auditor.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the periods shown.

p Does not take into consideration expense reductions during the period shown.

y John Hancock Life Insurance Company made a voluntary payment to the fund of $2,611,555. Excluding this payment, the total return would have been 26.63% . See Note 1.

The accompanying notes are an integral part of the financial statements.

32

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Mid Cap Index

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$18.05	$16.78	$14.56	$10.82	$12.82	$17.98	$16.72	$14.52	$10.81	$12.80
Net investment income (loss)[h]	0.20	0.16	0.09	0.08	0.07	0.16	0.13	0.06	0.05	0.05
Net realized and unrealized gain
(loss) on investments	1.53	1.77	2.21	3.66	(2.01)	1.51	1.76	2.21	3.66	(1.98)
Total from investment operations	1.73	1.93	2.30	3.74	(1.94)	1.67	1.89	2.27	3.71	(1.93)
Less distributions
From net investment income	(0.12)	(0.09)	(0.06)	—	(0.06)	(0.08)	(0.06)	(0.05)	—	(0.06)
From net realized gain	(0.82)	(0.57)	(0.02)	—	—	(0.82)	(0.57)	(0.02)	—	—
	(0.94)	(0.66)	(0.08)	—	(0.06)	(0.90)	(0.63)	(0.07)	—	(0.06)
Net asset value, end of period	$18.84	$18.05	$16.78	$14.56	$10.82	$18.75	$17.98	$16.72	$14.52	$10.81
Total return (%)[k]	9.72[l]	12.02	15.83	34.57	(15.16)	9.44[l]	11.79	15.65	34.32	(15.07)[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$377	$220	$187	$145	$87	$81	$63	$59	$43	$13
Ratio of net expenses
to average net assets (%)	0.57	0.57	0.57	0.58	0.58	0.77	0.77	0.77	0.78	0.78[r]
Ratio of gross expenses
to average net assets (%)	0.57[p]	0.57	0.57	0.58	0.58	0.77[p]	0.77	0.77	0.78	0.78[r]
Ratio of net investment income
(loss) to average net assets (%)	1.09	0.95	0.63	0.62	0.58	0.86	0.74	0.43	0.42	0.42[r]
Portfolio turnover (%)	15[x]	19	16	8	20	15[x]	19	16	8	20

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$18.06	$15.40
Net investment income (loss)[h]				0.22	0.12
Net realized and unrealized gain
(loss) on investments				1.51	2.54
Total from investment operations				1.73	2.66
Less distributions
From net investment income				(0.12)	—
From net realized gain				(0.82)	—
				(0.94)	—
Net asset value, end of period				$18.85	$18.06
Total return (%)[k]				9.74[l]	17.27[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$603	$74
Ratio of net expenses
to average net assets (%)				0.52	0.54[r]
Ratio of gross expenses
to average net assets (%)				0.52[p]	0.54[r]
Ratio of net investment income
(loss) to average net assets (%)				1.21	1.01[r]
Portfolio turnover (%)				15[x]	19

a Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

x Excludes merger activity.

The accompanying notes are an integral part of the financial statements.

33

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Small Cap Index

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$14.89	$14.97	$12.80	$8.78	$11.28	$14.83	$14.91	$12.76	$8.78	$11.07
Net investment income (loss)[h]	0.16	0.11	0.09	0.06	0.10	0.12	0.08	0.07	0.04	0.07
Net realized and unrealized gain
(loss) on investments	2.43	0.41	2.12	3.96	(2.52)	2.42	0.41	2.11	3.94	(2.28)
Total from investment operations	2.59	0.52	2.21	4.02	(2.42)	2.54	0.49	2.18	3.98	(2.21)
Less distributions
From net investment income	(0.08)	(0.08)	(0.04)	—	(0.08)	(0.05)	(0.05)	(0.03)	—	(0.08)
From net realized gain	(0.43)	(0.52)	—	—	—	(0.43)	(0.52)	—	—	—
	(0.51)	(0.60)	(0.04)	—	(0.08)	(0.48)	(0.57)	(0.03)	—	(0.08)
Net asset value, end of period	$16.97	$14.89	$14.97	$12.80	$8.78	$16.89	$14.83	$14.91	$12.76	$8.78
Total return (%)[k]	17.61[l,y]	3.89	17.33	45.79	(21.47)	17.35[l,y]	3.70	17.13	45.33	(19.95)[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$239	$189	$179	$137	$59	$51	$52	$54	$38	$10
Ratio of net expenses
to average net assets (%)	0.57	0.57	0.57	0.58	0.59	0.77	0.77	0.77	0.78	0.79[r]
Ratio of gross expenses
to average net assets (%)	0.57[p]	0.57	0.57	0.58	0.59	0.77[p]	0.77	0.77	0.78	0.79[r]
Ratio of net investment income
(loss) to average net assets (%)	1.00	0.76	0.69	0.61	1.05	0.78	0.55	0.49	0.39	0.87[r]
Portfolio turnover (%)	27	29	26	36	57	27	29	26	36	57

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value, beginning of period				$14.90	$12.77
Net investment income (loss)[h]				0.17	0.09
Net realized and unrealized gain
(loss) on investments				2.43	2.04
Total from investment operations				2.60	2.13
Less distributions
From net investment income				(0.09)	—
From net realized gain				(0.43)	—
				(0.52)	—
Net asset value, end of period				$16.98	$14.90
Total return (%)[k]				17.64[l,y]	16.68[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$179	$93
Ratio of net expenses
to average net assets (%)				0.52	0.53[r]
Ratio of gross expenses
to average net assets (%)				0.52[p]	0.53[r]
Ratio of net investment income
(loss) to average net assets (%)				1.07	0.92[r]
Portfolio turnover (%)				27	29

a Series II and Series NAV began operations on 1-28-02 and 4-29-05, respectively.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

34

John Hancock Trust
Financial Highlights (For a share outstanding throughout the period)

Total Stock Market Index

	Series I					Series II
Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02[a]

Per share operating performance

Net asset value, beginning of period	$11.56	$11.06	$9.96	$7.63	$9.79	$11.51	$11.02	$9.93	$7.62	$9.67
Net investment income (loss)[h]	0.16	0.13	0.13	0.09	0.08	0.13	0.11	0.11	0.07	0.07
Net realized and unrealized gain
(loss) on investments	1.59	0.49	1.03	2.24	(2.16)	1.59	0.48	1.04	2.24	(2.04)
Total from investment operations	1.75	0.62	1.16	2.33	(2.08)	1.72	0.59	1.15	2.31	(1.97)
Less distributions
From net investment income	(0.12)	(0.12)	(0.06)	—	(0.08)	(0.10)	(0.10)	(0.06)	—	(0.08)
From net realized gain	(0.06)	—	—	—	—	(0.06)	—	—	—	—
	(0.18)	(0.12)	(0.06)	—	(0.08)	(0.16)	(0.10)	(0.06)	—	(0.08)
Net asset value, end of period	$13.13	$11.56	$11.06	$9.96	$7.63	$13.07	$11.51	$11.02	$9.93	$7.62
Total return (%)[k]	15.29[l,y]	5.69	11.74	30.54	(21.29)	15.09[l,y]	5.41	11.60	30.31	(20.36)[m]

Ratios and supplemental data

Net assets, end of period (in millions)	$238	$200	$175	$134	$60	$37	$38	$37	$30	$6
Ratio of net expenses
to average net assets (%)	0.57	0.57	0.57	0.58	0.59	0.77	0.77	0.77	0.78	0.79[r]
Ratio of gross expenses
to average net assets (%)	0.57[p]	0.57	0.57	0.58	0.59	0.77[p]	0.77	0.77	0.78	0.79[r]
Ratio of net investment income
(loss) to average net assets (%)	1.30	1.20	1.30	1.05	0.96	1.09	0.99	1.08	0.86	0.98[r]
Portfolio turnover (%)	2	21	5	6	4	2	21	5	6	4

	Series NAV
Period ended				12-31-06	12-31-05[a]

Per share operating performance

Net asset value,
beginning of period				$11.57	$10.41
Net investment income (loss)[h]				0.16	0.10
Net realized and unrealized gain
(loss) on investments				1.59	1.06
Total from investment operations				1.75	1.16
Less distributions
From net investment income				(0.12)	—
From net realized gain				(0.06)	—
				(0.18)	—
Net asset value, end of period				$13.14	$11.57
Total return (%)[k]				15.33[l,y]	11.14[m]

Ratios and supplemental data

Net assets, end of period (in millions)				$160	$170
Ratio of net expenses
to average net assets (%)				0.52	0.52[r]
Ratio of gross expenses
to average net assets (%)				0.52[p]	0.52[r]
Ratio of net investment income
(loss) to average net assets (%)				1.34	1.30[r]
Portfolio turnover (%)				2	21

a Series II and Series NAV began operations on 1-28-02 and 4-29-05, respectively.

h Based on the average of the shares outstanding.

k Assumes dividend reinvestment.

l Total returns would have been lower had certain expenses not been reduced during the period shown.

m Not annualized.

p Does not take into consideration expense reductions during the period shown.

r Annualized.

y John Hancock Life Insurance Company made a voluntary payment to the fund. Excluding this payment, the impact on total return would have been less than 0.01% . See Note 1.

The accompanying notes are an integral part of the financial statements.

35

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 98.98%
Advertising - 0.23%
Monster Worldwide, Inc. *	14,684	$684,862
Omnicom Group, Inc.	19,617	2,050,761
The Interpublic Group of Companies, Inc. * (a)	50,590	619,222

		3,354,845
Aerospace - 2.01%
Boeing Company	90,741	8,061,430
General Dynamics Corp.	46,460	3,454,301
Goodrich Corp.	14,340	653,187
Lockheed Martin Corp.	40,839	3,760,047
Northrop Grumman Corp.	39,577	2,679,363
Raytheon Company	51,049	2,695,387
Rockwell Collins, Inc.	19,158	1,212,510
United Technologies Corp.	115,176	7,200,804

		29,717,029
Agriculture - 0.39%
Archer-Daniels-Midland Company	75,369	2,408,793
Monsanto Company	62,291	3,272,146

		5,680,939
Air Travel - 0.09%
Southwest Airlines Company	90,856	1,391,914

Aluminum - 0.20%
Alcoa, Inc.	99,459	2,984,765

Apparel & Textiles - 0.43%
Cintas Corp.	15,601	619,516
Coach, Inc. *	42,101	1,808,659
Jones Apparel Group, Inc.	12,619	421,853
Liz Claiborne, Inc.	11,701	508,525
NIKE, Inc., Class B	21,567	2,135,780
VF Corp.	10,210	838,037

		6,332,370
Auto Parts - 0.24%
AutoZone, Inc. *	5,851	676,142
Genuine Parts Company	19,502	924,980
Johnson Controls, Inc.	22,484	1,931,825

		3,532,947
Auto Services - 0.02%
AutoNation, Inc. *	17,208	366,875

Automobiles - 0.37%
Ford Motor Company (a)	216,701	1,627,442
General Motors Corp. (a)	64,930	1,994,650
PACCAR, Inc. (a)	28,450	1,846,405

		5,468,497
Banking - 5.21%
Bank of America Corp.	515,193	27,506,154
Bank of New York Company, Inc.	87,644	3,450,544
BB&T Corp.	62,062	2,726,384
Comerica, Inc.	18,240	1,070,323
Commerce Bancorp, Inc. (a)	21,567	760,668
Compass Bancshares, Inc.	14,913	889,560

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Fifth Third Bancorp	64,012	$2,620,011
First Horizon National Corp. (a)	14,225	594,320
Huntington Bancshares, Inc. (a)	27,303	648,446
KeyCorp	46,116	1,753,791
M&T Bank Corp.	8,833	1,079,039
Marshall & Ilsley Corp.	29,253	1,407,362
National City Corp.	72,501	2,650,637
Northern Trust Corp.	21,453	1,301,983
Regions Financial Corp.	83,629	3,127,725
Sovereign Bancorp, Inc. (a)	41,183	1,045,636
SunTrust Banks, Inc.	40,610	3,429,515
US Bancorp	201,672	7,298,510
Wachovia Corp.	218,650	12,452,118
Zions Bancorp.	12,275	1,011,951

		76,824,677
Biotechnology - 1.01%
Amgen, Inc. *	133,875	9,145,001
Applera Corp.	20,993	770,233
Biogen Idec, Inc. *	38,660	1,901,686
Genzyme Corp. *	30,171	1,857,930
MedImmune, Inc. * (a)	27,417	887,488
Millipore Corp. *	6,080	404,928

		14,967,266
Broadcasting - 0.79%
CBS Corp., Class B	89,709	2,797,126
Clear Channel Communications, Inc.	56,670	2,014,052
News Corp.	268,552	5,768,497
Univision Communications, Inc., Class A *	28,909	1,023,957

		11,603,632
Building Materials & Construction - 0.15%
American Standard Companies, Inc.	19,846	909,939
Masco Corp.	45,198	1,350,064

		2,260,003
Business Services - 1.27%
Affiliated Computer Services, Inc., Class A *	13,651	666,715
Automatic Data Processing, Inc.	63,209	3,113,043
Computer Sciences Corp. * (a)	19,731	1,053,043
Convergys Corp. *	15,831	376,461
Electronic Data Systems Corp.	59,309	1,633,963
Equifax, Inc.	14,340	582,204
First Data Corp.	87,873	2,242,519
Fluor Corp.	10,095	824,257
H & R Block, Inc.	36,939	851,074
Moody's Corp.	26,958	1,861,719
NCR Corp. *	20,420	873,159
Paychex, Inc.	38,889	1,537,671
Pitney Bowes, Inc.	25,467	1,176,321
R.R. Donnelley & Sons Company	24,894	884,733
Robert Half International, Inc.	19,272	715,377

The accompanying notes are an integral part of the financial statements.

36

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Unisys Corp. *	39,577	$310,284

		18,702,543
Cable and Television - 1.77%
Comcast Corp., Class A *	238,726	10,105,271
DIRECTV Group, Inc. *	88,447	2,205,868
E.W. Scripps Company, Class A (a)	9,521	475,479
Time Warner, Inc.	457,949	9,974,129
Viacom, Inc. *	80,187	3,290,073

		26,050,820
Cellular Communications - 0.39%
Motorola, Inc.	277,271	5,700,692

Chemicals - 1.18%
Air Products & Chemicals, Inc.	25,238	1,773,726
Ashland, Inc.	6,539	452,368
Dow Chemical Company	109,555	4,375,627
E.I. Du Pont De Nemours & Company	105,539	5,140,805
Eastman Chemical Company	9,407	557,929
Hercules, Inc. *	13,078	252,536
PPG Industries, Inc.	18,928	1,215,367
Praxair, Inc.	37,054	2,198,414
Rohm & Haas Company	16,290	832,745
Sigma-Aldrich Corp.	7,571	588,418

		17,387,935
Coal - 0.13%
CONSOL Energy, Inc.	20,993	674,505
Peabody Energy Corp.	30,285	1,223,817

		1,898,322
Colleges & Universities - 0.04%
Apollo Group, Inc., Class A * (a)	16,060	625,858

Commercial Services - 0.05%
CB Richard Ellis Group, Inc. *	21,223	704,604

Computers & Business Equipment - 5.16%
Apple Computer, Inc. *	97,624	8,282,420
Cisco Systems, Inc. *	696,675	19,040,128
Cognizant Technology Solutions
Corp. , Class A *	16,290	1,256,937
Dell, Inc. *	260,637	6,539,382
EMC Corp. *	252,606	3,334,399
Hewlett-Packard Company	314,209	12,942,269
International Business Machines Corp.	172,764	16,784,023
Lexmark International, Inc. * (a)	11,242	822,914
Network Appliance, Inc. *	42,904	1,685,269
Parametric Technology Corp. *	12,848	231,521
SanDisk Corp. *	25,811	1,110,647
Sun Microsystems, Inc. *	403,803	2,188,612
Xerox Corp. *	110,702	1,876,399

		76,094,920
Construction & Mining Equipment - 0.11%
National Oilwell, Inc. *	20,190	1,235,224

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Construction & Mining Equipment
(continued)
Rowan Companies, Inc.	12,619	$418,951

		1,654,175
Construction Materials - 0.12%
Sherwin-Williams Company	12,848	816,876
Vulcan Materials Company	10,783	969,068

		1,785,944
Containers & Glass - 0.14%
Ball Corp.	11,931	520,192
Bemis Company, Inc.	12,045	409,289
Pactiv Corp. *	15,257	544,522
Sealed Air Corp.	9,292	603,237

		2,077,240
Cosmetics & Toiletries - 2.27%
Avon Products, Inc.	51,049	1,686,659
Colgate-Palmolive Company	58,964	3,846,811
Estee Lauder Companies, Inc., Class A	14,569	594,707
International Flavors & Fragrances, Inc. (a)	8,948	439,884
Kimberly-Clark Corp.	52,540	3,570,093
Procter & Gamble Company	363,538	23,364,587

		33,502,741
Crude Petroleum & Natural Gas - 1.39%
Apache Corp.	37,742	2,510,221
Chesapeake Energy Corp. (a)	47,722	1,386,324
Devon Energy Corp.	50,705	3,401,291
EOG Resources, Inc.	27,876	1,740,856
Marathon Oil Corp.	40,380	3,735,150
Occidental Petroleum Corp.	98,886	4,828,603
Sunoco, Inc.	14,110	879,900
XTO Energy, Inc.	41,986	1,975,441

		20,457,786
Drugs & Health Care - 0.53%
Wyeth	154,524	7,868,362

Electrical Equipment - 0.46%
American Power Conversion Corp.	19,387	593,048
Cooper Industries, Ltd., Class A	10,439	943,999
Emerson Electric Company	92,003	4,056,412
Molex, Inc.	16,290	515,253
Symbol Technologies, Inc.	29,253	437,040
Tektronix, Inc.	9,407	274,402

		6,820,154
Electrical Utilities - 2.52%
Allegheny Energy, Inc. *	18,928	868,985
Ameren Corp. (a)	23,632	1,269,747
American Electric Power Company, Inc.	45,428	1,934,324
CenterPoint Energy, Inc. (a)	35,906	595,321
CMS Energy Corp. *	25,467	425,299
Consolidated Edison, Inc. (a)	29,482	1,417,200
Constellation Energy Group, Inc.	20,649	1,422,097
Dominion Resources, Inc.	40,610	3,404,742

The accompanying notes are an integral part of the financial statements.

37

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
DTE Energy Company	20,420	$988,532
Dynegy, Inc., Class A *	43,478	314,781
Edison International	37,398	1,700,861
Entergy Corp.	23,746	2,192,231
Exelon Corp.	76,975	4,763,983
FirstEnergy Corp.	36,595	2,206,679
FPL Group, Inc.	46,346	2,522,149
PG&E Corp. (a)	40,036	1,894,904
Pinnacle West Capital Corp.	11,472	581,516
PPL Corp.	43,822	1,570,580
Public Service Enterprise Group, Inc.	28,909	1,918,979
TECO Energy, Inc.	23,976	413,106
The AES Corp. *	76,172	1,678,831
The Southern Company (a)	85,235	3,141,762

		37,226,609
Electronics - 0.46%
Agilent Technologies, Inc. *	46,919	1,635,127
Harman International Industries, Inc.	7,457	745,029
Jabil Circuit, Inc.	21,223	521,025
L-3 Communications Holdings, Inc.	14,340	1,172,725
Sanmina-SCI Corp. *	61,144	210,947
Solectron Corp. *	104,966	337,990
Thermo Electron Corp. *	46,804	2,119,753

		6,742,596
Energy - 0.80%
Duke Energy Corp.	144,084	4,785,030
Progress Energy, Inc. (a)	29,138	1,430,093
Sempra Energy	30,056	1,684,338
TXU Corp.	52,655	2,854,428
Xcel Energy, Inc. (a)	46,690	1,076,671

		11,830,560
Financial Services - 10.31%
Ameriprise Financial, Inc.	27,761	1,512,975
Bear Stearns Companies, Inc.	13,422	2,184,833
Capital One Financial Corp.	46,804	3,595,483
Charles Schwab Corp.	117,355	2,269,646
Chicago Merchantile Exchange Holdings, Inc.	4,015	2,046,646
CIT Group, Inc.	22,714	1,266,760
Citigroup, Inc.	563,718	31,399,093
Countrywide Financial Corp.	71,239	3,024,096
E*TRADE Financial Corp. *	48,984	1,098,221
Federal Home Loan Mortgage Corp.	79,499	5,397,982
Federal National Mortgage Association	111,849	6,642,712
Federated Investors, Inc., Class B	10,325	348,779
Fidelity National Information Services, Inc.	18,584	745,033
Fiserv, Inc. *	19,846	1,040,327
Franklin Resources, Inc.	19,158	2,110,637
Goldman Sachs Group, Inc.	48,869	9,742,035
Janus Capital Group, Inc.	22,714	490,395
JPMorgan Chase & Company	397,953	19,221,130
Legg Mason, Inc.	15,028	1,428,411

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Lehman Brothers Holdings, Inc.	60,800	$4,749,696
Mellon Financial Corp.	47,263	1,992,135
Merrill Lynch & Company, Inc.	101,410	9,441,271
Morgan Stanley	121,485	9,892,524
PNC Financial Services Group, Inc.	33,727	2,497,147
SLM Corp.	46,919	2,288,240
State Street Corp. (c)	38,086	2,568,520
Synovus Financial Corp.	37,283	1,149,435
T. Rowe Price Group, Inc.	30,285	1,325,574
Washington Mutual, Inc.	108,407	4,931,434
Wells Fargo & Company	387,284	13,771,819
Western Union Company	87,873	1,970,113

		152,143,102
Food & Beverages - 2.77%
Campbell Soup Company	25,008	972,561
Coca-Cola Enterprises, Inc.	31,777	648,886
ConAgra Foods, Inc.	58,506	1,579,662
Constellation Brands, Inc., Class A *	24,091	699,121
Dean Foods Company *	15,372	649,928
General Mills, Inc.	39,348	2,266,445
H.J. Heinz Company	37,742	1,698,767
Hershey Company (a)	19,961	994,058
Kellogg Company	28,794	1,441,428
McCormick & Company, Inc.	15,028	579,480
Pepsi Bottling Group, Inc.	15,716	485,781
PepsiCo, Inc.	188,365	11,782,231
Sara Lee Corp.	85,693	1,459,352
Sysco Corp.	70,895	2,606,100
The Coca-Cola Company	233,908	11,286,061
Tyson Foods, Inc., Class A	28,909	475,553
William Wrigley Jr. Company	25,238	1,305,309

		40,930,723
Forest Products - 0.13%
Weyerhaeuser Company	27,188	1,920,832

Furniture & Fixtures - 0.03%
Leggett & Platt, Inc.	20,534	490,763

Gas & Pipeline Utilities - 0.49%
El Paso Corp. (a)	80,875	1,235,770
KeySpan Corp.	20,075	826,688
Kinder Morgan, Inc.	12,275	1,298,081
Nicor, Inc. (a)	5,162	241,582
NiSource, Inc.	31,318	754,764
Peoples Energy Corp. (a)	4,359	194,281
Questar Corp.	9,866	819,371
Williams Companies, Inc.	68,371	1,785,851

		7,156,388
Healthcare Products - 3.07%
Bausch & Lomb, Inc. (a)	6,195	322,512
Baxter International, Inc.	75,025	3,480,410
Becton, Dickinson & Company	28,335	1,987,700

The accompanying notes are an integral part of the financial statements.

38

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Biomet, Inc.	28,106	$1,159,935
Boston Scientific Corp. *	135,251	2,323,612
C.R. Bard, Inc.	11,816	980,374
Johnson & Johnson	332,564	21,955,875
Medtronic, Inc.	132,039	7,065,407
Patterson Companies, Inc. *	15,946	566,242
St. Jude Medical, Inc. *	40,495	1,480,497
Stryker Corp.	34,071	1,877,653
Zimmer Holdings, Inc. *	27,417	2,148,944

		45,349,161
Healthcare Services - 1.96%
Cardinal Health, Inc.	46,460	2,993,418
Caremark Rx, Inc.	48,869	2,790,909
Coventry Health Care, Inc. *	18,240	912,912
Express Scripts, Inc. *	15,487	1,108,869
Humana, Inc. *	19,043	1,053,268
IMS Health, Inc.	22,714	624,181
Laboratory Corp. of America Holdings *	14,340	1,053,560
McKesson Corp.	33,956	1,721,569
Medco Health Solutions, Inc. *	33,612	1,796,225
Quest Diagnostics, Inc.	18,355	972,815
UnitedHealth Group, Inc.	154,524	8,302,574
Wellpoint, Inc. *	71,124	5,596,748

		28,927,048
Holdings Companies/Conglomerates - 3.22%
General Electric Company	1,182,501	44,000,863
Loews Corp.	52,426	2,174,106
Textron, Inc.	14,340	1,344,662

		47,519,631
Homebuilders - 0.25%
Centex Corp. (a)	13,651	768,142
D.R. Horton, Inc.	31,662	838,726
KB Home (a)	9,063	464,751
Lennar Corp., Class A	15,831	830,494
Pulte Homes, Inc.	24,205	801,670

		3,703,783
Hotels & Restaurants - 1.21%
Darden Restaurants, Inc.	16,863	677,387
Hilton Hotels Corp.	44,395	1,549,386
Marriott International, Inc., Class A	38,545	1,839,367
McDonald's Corp.	141,905	6,290,649
Starbucks Corp. *	86,726	3,071,835
Starwood Hotels & Resorts Worldwide, Inc.	24,320	1,520,000
Wendy's International, Inc.	11,013	364,420
Wyndham Worldwide Corp. *	22,714	727,302
Yum! Brands, Inc.	30,400	1,787,520

		17,827,866
Household Appliances - 0.09%
Black & Decker Corp.	7,801	623,846

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Appliances (continued)
Whirlpool Corp. (a)	8,948	$742,863

		1,366,709
Household Products - 0.24%
Fortune Brands, Inc.	17,322	1,479,126
Newell Rubbermaid, Inc.	31,777	919,944
The Clorox Company	17,437	1,118,583

		3,517,653
Industrial Machinery - 0.98%
Caterpillar, Inc.	74,681	4,580,186
Cummins, Inc.	5,965	704,944
Deere & Company	26,500	2,519,355
Dover Corp.	23,402	1,147,166
Ingersoll-Rand Company, Class A	35,218	1,378,080
ITT Corp.	21,223	1,205,891
Pall Corp.	13,995	483,527
Parker-Hannifin Corp.	13,537	1,040,725
Terex Corp. * (a)	11,680	754,294
W.W. Grainger, Inc.	8,374	585,677

		14,399,845
Insurance - 4.99%
ACE, Ltd.	37,398	2,265,197
Aetna, Inc.	59,882	2,585,705
AFLAC, Inc.	56,785	2,612,110
Allstate Corp.	71,698	4,668,257
Ambac Financial Group, Inc.	12,160	1,083,091
American International Group, Inc.	298,264	21,373,598
Aon Corp.	35,562	1,256,761
Chubb Corp.	47,263	2,500,685
CIGNA Corp.	11,816	1,554,631
Cincinnati Financial Corp.	19,846	899,222
Genworth Financial, Inc.	50,820	1,738,552
Hartford Financial Services Group, Inc.	36,365	3,393,218
Lincoln National Corp.	32,924	2,186,154
Marsh & McLennan Companies, Inc.	63,209	1,937,988
MBIA, Inc. (a)	15,487	1,131,480
MetLife, Inc.	87,185	5,144,787
MGIC Investment Corp.	9,521	595,443
Principal Financial Group, Inc.	30,974	1,818,174
Progressive Corp.	87,414	2,117,167
Prudential Financial, Inc.	54,720	4,698,259
SAFECO Corp.	12,045	753,415
St. Paul Travelers Companies, Inc.	79,155	4,249,832
Torchmark Corp.	11,242	716,790
UnumProvident Corp. (a)	39,348	817,652
XL Capital, Ltd., Class A	20,764	1,495,423

		73,593,591
International Oil - 6.24%
Anadarko Petroleum Corp.	52,770	2,296,551
Chevron Corp.	250,083	18,388,603
ConocoPhillips	188,824	13,585,887
Exxon Mobil Corp.	669,028	51,267,616

The accompanying notes are an integral part of the financial statements.

39

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
International Oil (continued)
Hess Corp.	31,088	$1,541,032
Murphy Oil Corp.	21,452	1,090,834
Nabors Industries, Ltd. *	34,300	1,021,454
Noble Corp.	15,601	1,188,016
Weatherford International, Ltd. *	39,004	1,629,977

		92,009,970
Internet Content - 0.77%
Google, Inc., Class A *	24,549	11,304,323

Internet Retail - 0.43%
Amazon.com, Inc. * (a)	35,447	1,398,739
eBay, Inc. *	132,727	3,991,101
IAC/InterActiveCorp. *	25,582	950,627

		6,340,467
Internet Service Provider - 0.24%
Yahoo!, Inc. *	140,413	3,586,148

Internet Software - 0.28%
Juniper Networks, Inc. *	64,930	1,229,774
Symantec Corp. *	107,604	2,243,544
VeriSign, Inc. *	28,106	675,949

		4,149,267
Leisure Time - 1.11%
Brunswick Corp.	10,554	336,673
Carnival Corp.	51,049	2,503,953
Electronic Arts, Inc. *	35,333	1,779,370
Harrah's Entertainment, Inc.	21,337	1,764,997
International Game Technology, Inc.	38,889	1,796,672
Walt Disney Company	237,234	8,130,009

		16,311,674
Life Sciences - 0.06%
PerkinElmer, Inc.	14,110	313,665
Waters Corp. *	11,586	567,367

		881,032
Liquor - 0.36%
Anheuser-Busch Companies, Inc.	88,217	4,340,276
Brown Forman Corp., Class B	9,063	600,333
Molson Coors Brewing Company, Class B	5,277	403,374

		5,343,983
Manufacturing - 1.85%
3M Company	84,432	6,579,786
Danaher Corp.	27,188	1,969,499
Eaton Corp.	17,093	1,284,368
Harley-Davidson, Inc.	29,712	2,093,805
Honeywell International, Inc.	93,724	4,240,074
Illinois Tool Works, Inc.	48,066	2,220,168
Rockwell Automation, Inc.	19,502	1,191,182
Snap-on, Inc.	6,654	316,996
Stanley Works	9,292	467,295
Tyco International, Ltd.	228,172	6,936,429

		27,299,602

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals - 0.09%
Health Management Associates, Inc., Class A	27,647	$583,628
Manor Care, Inc. (a)	8,489	398,304
Tenet Healthcare Corp. * (a)	54,032	376,603

		1,358,535
Mining - 0.43%
Freeport-McMoRan Copper &
Gold, Inc., Class B	22,599	1,259,442
Newmont Mining Corp.	51,623	2,330,779
Phelps Dodge Corp.	23,402	2,801,687

		6,391,908
Newspapers - 0.05%
Dow Jones & Company, Inc. (a)	7,457	283,366
The New York Times Company, Class A (a)	16,519	402,403

		685,769
Office Furnishings & Supplies - 0.16%
Avery Dennison Corp.	10,783	732,489
Office Depot, Inc. *	31,891	1,217,279
OfficeMax, Inc.	8,489	421,479

		2,371,247
Paper - 0.26%
International Paper Company	52,196	1,779,884
MeadWestvaco Corp.	20,764	624,166
Plum Creek Timber Company, Inc.	20,305	809,154
Temple-Inland, Inc.	12,275	565,018

		3,778,222
Petroleum Services - 1.56%
Baker Hughes, Inc.	36,824	2,749,280
BJ Services Company	33,612	985,504
Halliburton Company	115,405	3,583,325
Schlumberger, Ltd.	135,136	8,535,190
Smith International, Inc. (a)	22,829	937,587
Transocean, Inc. *	33,497	2,709,572
Valero Energy Corp.	69,404	3,550,709

		23,051,167
Pharmaceuticals - 4.74%
Abbott Laboratories	176,090	8,577,344
Allergan, Inc.	17,666	2,115,327
AmerisourceBergen Corp.	22,026	990,289
Barr Pharmaceuticals, Inc. *	12,160	609,459
Bristol-Myers Squibb Company	225,648	5,939,055
Celgene Corp. *	42,675	2,455,093
Eli Lilly & Company	112,881	5,881,100
Forest Laboratories, Inc. *	36,365	1,840,069
Gilead Sciences, Inc. *	52,770	3,426,356
Hospira, Inc. *	17,896	600,948
King Pharmaceuticals, Inc. *	27,876	443,786
Merck & Company, Inc.	249,050	10,858,580
Mylan Laboratories, Inc.	24,320	485,427
Pfizer, Inc.	827,108	21,422,097
Schering-Plough Corp.	170,125	4,021,755

The accompanying notes are an integral part of the financial statements.

40

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Watson Pharmaceuticals, Inc. *	11,701	$304,577

		69,971,262
Photography - 0.06%
Eastman Kodak Company (a)	32,924	849,439

Publishing - 0.36%
Gannett Company, Inc.	26,844	1,622,988
McGraw-Hill Companies, Inc.	40,610	2,762,292
Meredith Corp.	4,474	252,110
Tribune Company (a)	21,911	674,421

		5,311,811
Railroads & Equipment - 0.67%
Burlington Northern Santa Fe Corp.	41,183	3,039,717
CSX Corp.	49,902	1,718,126
Norfolk Southern Corp.	45,543	2,290,357
Union Pacific Corp.	30,974	2,850,228

		9,898,428
Real Estate - 1.12%
Apartment Investment & Management
Company, Class A, REIT	11,013	616,948
Archstone-Smith Trust, REIT	25,008	1,455,716
Boston Properties, Inc., REIT	13,422	1,501,653
Equity Office Properties Trust, REIT	40,266	1,939,613
Equity Residential, REIT	33,497	1,699,973
Kimco Realty Corp., REIT	25,926	1,165,374
ProLogis, REIT	28,335	1,721,918
Public Storage, Inc., REIT	14,110	1,375,725
Realogy Corp., REIT *	24,549	744,326
Simon Property Group, Inc., REIT	25,352	2,567,904
Vornado Realty Trust, REIT	14,798	1,797,957

		16,587,107
Retail Grocery - 0.36%
Safeway, Inc.	50,820	1,756,339
SUPERVALU, Inc.	23,632	844,844
The Kroger Company	82,252	1,897,553
Whole Foods Market, Inc.	16,405	769,887

		5,268,623
Retail Trade - 4.51%
Bed Bath & Beyond, Inc. *	32,465	1,236,916
Best Buy Company, Inc.	46,231	2,274,103
Big Lots, Inc. *	12,504	286,592
Circuit City Stores, Inc. (a)	16,290	309,184
Costco Wholesale Corp.	52,540	2,777,790
CVS Corp.	94,527	2,921,830
Dillard's, Inc., Class A (a)	6,998	244,720
Dollar General Corp.	35,792	574,819
Family Dollar Stores, Inc.	17,437	511,427
Federated Department Stores, Inc.	60,226	2,296,417
Gap, Inc.	60,456	1,178,892
Home Depot, Inc.	234,137	9,402,942
J.C. Penney Company, Inc.	25,811	1,996,739

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Kohl's Corp. *	37,512	$2,566,946
Limited Brands, Inc.	39,233	1,135,403
Lowe's Companies, Inc.	174,714	5,442,341
Nordstrom, Inc.	26,270	1,296,162
RadioShack Corp. (a)	15,601	261,785
Sears Holdings Corp. * (a)	9,521	1,598,862
Staples, Inc.	82,940	2,214,498
Target Corp.	98,542	5,621,821
The TJX Companies, Inc.	52,196	1,488,630
Tiffany & Company	15,487	607,710
Walgreen Company	115,061	5,280,149
Wal-Mart Stores, Inc.	282,089	13,026,870

		66,553,548
Sanitary Services - 0.24%
Allied Waste Industries, Inc. *	29,138	358,106
Ecolab, Inc.	20,420	922,984
Waste Management, Inc.	61,373	2,256,685

		3,537,775
Semiconductors - 2.43%
Advanced Micro Devices, Inc. *	62,980	1,281,643
Altera Corp. *	41,527	817,251
Analog Devices, Inc.	39,233	1,289,589
Applied Materials, Inc.	159,342	2,939,860
Broadcom Corp., Class A *	53,802	1,738,343
Intel Corp.	661,457	13,394,504
KLA-Tencor Corp.	22,829	1,135,743
Linear Technology Corp.	34,300	1,039,976
LSI Logic Corp. * (a)	46,001	414,009
Maxim Integrated Products, Inc.	36,824	1,127,551
Micron Technology, Inc. *	86,496	1,207,484
National Semiconductor Corp.	33,153	752,573
Novellus Systems, Inc. * (a)	14,225	489,625
NVIDIA Corp. *	40,839	1,511,451
PMC-Sierra, Inc. * (a)	24,091	161,651
QLogic Corp. *	18,125	397,300
Teradyne, Inc. *	21,796	326,068
Texas Instruments, Inc.	170,240	4,902,912
Xilinx, Inc.	38,545	917,756

		35,845,289
Software - 3.09%
Adobe Systems, Inc. *	66,880	2,750,106
Autodesk, Inc. *	26,614	1,076,802
BMC Software, Inc. *	23,517	757,247
CA, Inc.	47,149	1,067,925
Citrix Systems, Inc. *	20,764	561,666
Compuware Corp. *	40,380	336,365
Intuit, Inc. *	40,036	1,221,498
Microsoft Corp.	992,415	29,633,512
Novell, Inc. *	38,889	241,112
Oracle Corp. *	458,982	7,866,952

		45,513,185

The accompanying notes are an integral part of the financial statements.

41

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Steel - 0.27%
Allegheny Technologies, Inc.	11,586	$1,050,619
Nucor Corp.	34,644	1,893,641
United States Steel Corp.	13,537	990,096

		3,934,356
Telecommunications Equipment &
Services - 0.99%
ADC Telecommunications, Inc. *	13,420	194,993
Avaya, Inc. *	52,081	728,092
Ciena Corp. *	9,636	267,014
Citizens Communications Company (a)	36,939	530,814
Comverse Technology, Inc. * (a)	23,173	489,182
Corning, Inc. *	179,417	3,356,892
Embarq Corp.	17,093	898,408
JDS Uniphase Corp. *	24,205	403,255
QUALCOMM, Inc.	189,627	7,166,004
Tellabs, Inc. *	50,705	520,233

		14,554,887
Telephone - 3.38%
ALLTEL Corp.	42,904	2,594,834
AT&T, Inc.	440,857	15,760,638
BellSouth Corp.	209,243	9,857,438
CenturyTel, Inc.	13,192	575,963
Qwest Communications International, Inc. * (a)	184,465	1,543,972
Sprint Nextel Corp.	332,105	6,273,463
Verizon Communications, Inc.	334,973	12,474,395
Windstream Corp. *	54,720	778,118

		49,858,821
Tires & Rubber - 0.03%
Goodyear Tire & Rubber Company * (a)	20,305	426,202
Tobacco - 1.56%
Altria Group, Inc.	240,446	20,635,075
Reynolds American, Inc. (a)	19,617	1,284,325
UST, Inc. (a)	18,469	1,074,896

		22,994,296
Toys, Amusements & Sporting Goods - 0.10%
Hasbro, Inc.	18,240	497,040
Mattel, Inc.	43,707	990,401

		1,487,441
Travel Services - 0.60%
American Express Company	138,234	8,386,657
Sabre Holdings Corp.	15,143	482,910

		8,869,567
Trucking & Freight - 0.91%
Fedex Corp.	35,218	3,825,379
Ryder Systems, Inc.	6,998	357,318
United Parcel Service, Inc., Class B	123,206	9,237,986

		13,420,683

TOTAL COMMON STOCKS (Cost $1,198,677,058)		$1,460,210,749

500 Index Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 3.89%
Rabobank USA Finance Corp.
5.23% due 01/02/2007	$15,260,000	$15,257,783
State Street Navigator Securities Lending
Prime Portfolio (c)	40,095,694	40,095,694
U.S. Treasury Bills
zero coupon due 02/01/2007 ****	2,000,000	1,991,509

TOTAL SHORT TERM INVESTMENTS
(Cost $57,344,986)		$57,344,986

Total Investments (500 Index Trust)
(Cost $1,256,022,044) - 102.87%		$1,517,555,735
Liabilities in Excess of Other Assets - (2.87)%		(42,368,192)

TOTAL NET ASSETS - 100.00%		$1,475,187,543

500 Index Trust B
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.13%
Advertising - 0.22%
Monster Worldwide, Inc. *	11,334	$528,618
Omnicom Group, Inc.	15,142	1,582,945
The Interpublic Group of Companies, Inc. * (a)	39,051	477,984

		2,589,547
Aerospace - 1.98%
Boeing Company	70,043	6,222,620
General Dynamics Corp.	35,863	2,666,414
Goodrich Corp.	11,069	504,193
Lockheed Martin Corp.	31,524	2,902,415
Northrop Grumman Corp.	30,550	2,068,235
Raytheon Company	39,405	2,080,584
Rockwell Collins, Inc.	14,788	935,932
United Technologies Corp.	88,904	5,558,278

		22,938,671
Agriculture - 0.38%
Archer-Daniels-Midland Company	58,177	1,859,337
Monsanto Company	48,083	2,525,800

		4,385,137
Air Travel - 0.09%
Southwest Airlines Company	70,132	1,074,422

Aluminum - 0.20%
Alcoa, Inc.	76,773	2,303,958

Apparel & Textiles - 0.42%
Cintas Corp.	12,043	478,228
Coach, Inc. *	32,498	1,396,114
Jones Apparel Group, Inc.	9,741	325,642
Liz Claiborne, Inc.	9,032	392,531
NIKE, Inc., Class B	16,647	1,648,552
VF Corp.	7,881	646,872

		4,887,939

The accompanying notes are an integral part of the financial statements.

42

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Parts - 0.23%
AutoZone, Inc. *	4,516	$521,869
Genuine Parts Company	15,054	714,011
Johnson Controls, Inc.	17,356	1,491,228

		2,727,108
Auto Services - 0.02%
AutoNation, Inc. *	13,283	283,194

Automobiles - 0.36%
Ford Motor Company (a)	167,271	1,256,205
General Motors Corp. (a)	50,119	1,539,656
PACCAR, Inc. (a)	21,960	1,425,171

		4,221,032
Banking - 5.11%
Bank of America Corp.	397,679	21,232,082
Bank of New York Company, Inc.	67,652	2,663,459
BB&T Corp.	47,906	2,104,510
Comerica, Inc.	14,079	826,156
Commerce Bancorp, Inc. (a)	16,647	587,140
Compass Bancshares, Inc.	11,512	686,691
Fifth Third Bancorp (a)	49,411	2,022,392
First Horizon National Corp. (a)	10,980	458,744
Huntington Bancshares, Inc.	21,075	500,531
KeyCorp	35,597	1,353,754
M&T Bank Corp.	6,818	832,887
Marshall & Ilsley Corp.	22,580	1,086,324
National City Corp.	55,964	2,046,044
Northern Trust Corp.	16,559	1,004,966
Regions Financial Corp.	64,553	2,414,282
Sovereign Bancorp, Inc.	31,790	807,151
SunTrust Banks, Inc.	31,347	2,647,254
US Bancorp	155,671	5,633,733
Wachovia Corp.	168,777	9,611,850
Zions Bancorp.	9,475	781,119

		59,301,069
Biotechnology - 1.00%
Amgen, Inc. *	103,338	7,059,019
Applera Corp.	16,205	594,561
Biogen Idec, Inc. *	29,841	1,467,879
Genzyme Corp. *	23,289	1,434,137
MedImmune, Inc. * (a)	21,163	685,046
Millipore Corp. * (a)	4,693	312,554

		11,553,196
Broadcasting - 0.77%
CBS Corp., Class B	69,246	2,159,090
Clear Channel Communications, Inc.	43,744	1,554,662
News Corp.	207,296	4,452,718
Univision Communications, Inc., Class A *	22,315	790,397

		8,956,867
Building Materials & Construction - 0.15%
American Standard Companies, Inc.	15,319	702,376

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Building Materials & Construction
(continued)
Masco Corp.	34,889	$1,042,135

		1,744,511
Business Services - 1.24%
Affiliated Computer Services, Inc., Class A *	10,537	514,627
Automatic Data Processing, Inc.	48,791	2,402,957
Computer Sciences Corp. *	15,231	812,878
Convergys Corp. *	12,220	290,592
Electronic Data Systems Corp.	45,780	1,261,239
Equifax, Inc.	11,069	449,401
First Data Corp.	67,829	1,730,996
Fluor Corp.	7,792	636,217
H & R Block, Inc.	28,513	656,940
Moody's Corp.	20,809	1,437,070
NCR Corp. *	15,762	673,983
Paychex, Inc.	30,019	1,186,951
Pitney Bowes, Inc.	19,658	908,003
R.R. Donnelley & Sons Company	19,215	682,901
Robert Half International, Inc.	14,876	552,197
Unisys Corp. *	30,550	239,512

		14,436,464
Cable and Television - 1.73%
Comcast Corp., Class A * (a)	184,273	7,800,276
DIRECTV Group, Inc. *	68,272	1,702,703
E.W. Scripps Company, Class A (a)	7,350	367,059
Time Warner, Inc.	353,492	7,699,056
Viacom, Inc. *	61,897	2,539,634

		20,108,728
Cellular Communications - 0.38%
Motorola, Inc.	214,026	4,400,375

Chemicals - 1.16%
Air Products & Chemicals, Inc.	19,481	1,369,125
Ashland, Inc.	5,047	349,151
Dow Chemical Company	84,565	3,377,526
E.I. Du Pont De Nemours & Company	81,466	3,968,209
Eastman Chemical Company	7,261	430,650
Hercules, Inc. *	10,095	194,934
PPG Industries, Inc.	14,611	938,172
Praxair, Inc.	28,602	1,696,957
Rohm & Haas Company	12,574	642,783
Sigma-Aldrich Corp.	5,844	454,196

		13,421,703
Coal - 0.13%
CONSOL Energy, Inc.	16,205	520,667
Peabody Energy Corp.	23,377	944,664

		1,465,331
Colleges & Universities - 0.04%
Apollo Group, Inc., Class A *	12,397	483,111

Commercial Services - 0.05%
CB Richard Ellis Group, Inc. *	16,382	543,882

The accompanying notes are an integral part of the financial statements.

43

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment - 5.06%
Apple Computer, Inc. *	75,356	$6,393,203
Cisco Systems, Inc. *	537,765	14,697,117
Cognizant Technology Solutions
Corp. , Class A *	12,574	970,210
Dell, Inc. *	201,186	5,047,757
EMC Corp. *	194,988	2,573,842
Hewlett-Packard Company	242,539	9,990,181
International Business Machines Corp.	133,357	12,955,633
Lexmark International, Inc. *	8,678	635,230
Network Appliance, Inc. *	33,118	1,300,875
Parametric Technology Corp. *	9,918	178,722
SanDisk Corp. *	19,924	857,330
Sun Microsystems, Inc. *	311,697	1,689,398
Xerox Corp. *	85,451	1,448,394

		58,737,892
Construction & Mining Equipment - 0.11%
National Oilwell, Inc. *	15,585	953,491
Rowan Companies, Inc.	9,741	323,401

		1,276,892
Construction Materials - 0.12%
Sherwin-Williams Company	9,918	630,586
Vulcan Materials Company	8,324	748,078

		1,378,664
Containers & Glass - 0.14%
Ball Corp.	9,208	401,469
Bemis Company, Inc.	9,298	315,946
Pactiv Corp. *	11,777	420,321
Sealed Air Corp.	7,173	465,671

		1,603,407
Cosmetics & Toiletries - 2.23%
Avon Products, Inc.	39,405	1,301,941
Colgate-Palmolive Company	45,515	2,969,399
Estee Lauder Companies, Inc., Class A	11,246	459,062
International Flavors & Fragrances, Inc.	6,907	339,548
Kimberly-Clark Corp.	40,556	2,755,780
Procter & Gamble Company	280,616	18,035,190

		25,860,920
Crude Petroleum & Natural Gas - 1.36%
Apache Corp.	29,133	1,937,636
Chesapeake Energy Corp. (a)	36,837	1,070,115
Devon Energy Corp.	39,139	2,625,444
EOG Resources, Inc.	21,518	1,343,799
Marathon Oil Corp.	31,170	2,883,225
Occidental Petroleum Corp.	76,330	3,727,194
Sunoco, Inc.	10,892	679,225
XTO Energy, Inc.	32,409	1,524,843

		15,791,481
Drugs & Health Care - 0.52%
Wyeth	119,277	6,073,585

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 0.45%
American Power Conversion Corp.	14,965	$457,779
Cooper Industries, Ltd., Class A	8,058	728,685
Emerson Electric Company	71,017	3,131,140
Molex, Inc.	12,574	397,716
Symbol Technologies, Inc.	22,580	337,345
Tektronix, Inc.	7,261	211,803

		5,264,468
Electrical Utilities - 2.48%
Allegheny Energy, Inc. *	14,611	670,791
Ameren Corp. (a)	18,241	980,089
American Electric Power Company, Inc.	35,066	1,493,110
CenterPoint Energy, Inc. (a)	27,716	459,531
CMS Energy Corp. *	19,658	328,289
Consolidated Edison, Inc. (a)	22,757	1,093,929
Constellation Energy Group, Inc.	15,939	1,097,719
Dominion Resources, Inc.	31,347	2,628,132
DTE Energy Company (a)	15,762	763,038
Dynegy, Inc., Class A *	33,561	242,982
Edison International	28,867	1,312,871
Entergy Corp.	18,330	1,692,226
Exelon Corp.	59,417	3,677,318
FirstEnergy Corp.	28,248	1,703,354
FPL Group, Inc.	35,774	1,946,821
PG&E Corp.	30,904	1,462,686
Pinnacle West Capital Corp.	8,855	448,860
PPL Corp.	33,826	1,212,324
Public Service Enterprise Group, Inc.	22,315	1,481,270
TECO Energy, Inc.	18,507	318,876
The AES Corp. *	58,797	1,295,886
The Southern Company	65,793	2,425,130

		28,735,232
Electronics - 0.45%
Agilent Technologies, Inc. *	36,217	1,262,162
Harman International Industries, Inc.	5,756	575,082
Jabil Circuit, Inc.	16,382	402,178
L-3 Communications Holdings, Inc.	11,069	905,223
Sanmina-SCI Corp. *	47,197	162,830
Solectron Corp. *	81,023	260,894
Thermo Electron Corp. *	36,128	1,636,237

		5,204,606
Energy - 0.79%
Duke Energy Corp.	111,219	3,693,583
Progress Energy, Inc. (a)	22,492	1,103,907
Sempra Energy	23,200	1,300,128
TXU Corp.	40,645	2,203,366
Xcel Energy, Inc. (a)	36,040	831,082

		9,132,066
Financial Services - 10.12%
Ameriprise Financial, Inc. (a)	21,429	1,167,881
Bear Stearns Companies, Inc.	10,360	1,686,401
Capital One Financial Corp.	36,128	2,775,353

The accompanying notes are an integral part of the financial statements.

44

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Charles Schwab Corp.	90,587	$1,751,953
Chicago Merchantile Exchange Holdings, Inc.	3,099	1,579,715
CIT Group, Inc.	17,533	977,815
Citigroup, Inc.	435,136	24,237,075
Countrywide Financial Corp.	54,990	2,334,325
E*TRADE Financial Corp. *	37,811	847,723
Federal Home Loan Mortgage Corp.	61,365	4,166,684
Federal National Mortgage Association	86,336	5,127,495
Federated Investors, Inc., Class B	7,970	269,227
Fidelity National Information Services, Inc.	14,345	575,091
Fiserv, Inc. *	15,319	803,022
Franklin Resources, Inc.	14,788	1,629,194
Goldman Sachs Group, Inc.	37,722	7,519,881
Janus Capital Group, Inc.	17,533	378,537
JPMorgan Chase & Company	307,181	14,836,842
Legg Mason, Inc.	11,600	1,102,580
Lehman Brothers Holdings, Inc.	46,932	3,666,328
Mellon Financial Corp.	36,483	1,537,758
Merrill Lynch & Company, Inc.	78,278	7,287,682
Morgan Stanley	93,775	7,636,098
PNC Financial Services Group, Inc.	26,034	1,927,557
SLM Corp.	36,217	1,766,303
State Street Corp. (c)	29,399	1,982,669
Synovus Financial Corp.	28,779	887,257
T. Rowe Price Group, Inc.	23,377	1,023,211
Washington Mutual, Inc.	83,680	3,806,603
Wells Fargo & Company (c)	298,945	10,630,484
Western Union Company	67,829	1,520,726

		117,439,470
Food & Beverages - 2.72%
Campbell Soup Company	19,304	750,733
Coca-Cola Enterprises, Inc.	24,528	500,862
ConAgra Foods, Inc.	45,161	1,219,347
Constellation Brands, Inc., Class A *	18,596	539,656
Dean Foods Company *	11,866	501,695
General Mills, Inc.	30,373	1,749,485
H.J. Heinz Company	29,133	1,311,276
Hershey Company	15,408	767,318
Kellogg Company	22,226	1,112,634
McCormick & Company, Inc.	11,600	447,296
Pepsi Bottling Group, Inc.	12,131	374,969
PepsiCo, Inc.	145,399	9,094,707
Sara Lee Corp.	66,147	1,126,483
Sysco Corp.	54,724	2,011,654
The Coca-Cola Company	180,554	8,711,731
Tyson Foods, Inc., Class A	22,315	367,082
William Wrigley Jr. Company	19,481	1,007,557

		31,594,485
Forest Products - 0.13%
Weyerhaeuser Company	20,986	1,482,661

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Furniture & Fixtures - 0.03%
Leggett & Platt, Inc.	15,850	$378,815

Gas & Pipeline Utilities - 0.48%
El Paso Corp. (a)	62,428	953,900
KeySpan Corp.	15,496	638,125
Kinder Morgan, Inc.	9,475	1,001,981
Nicor, Inc. (a)	3,985	186,498
NiSource, Inc.	24,174	582,594
Peoples Energy Corp.	3,365	149,978
Questar Corp.	7,615	632,426
Williams Companies, Inc.	52,776	1,378,509

		5,524,011
Healthcare Products - 3.02%
Bausch & Lomb, Inc. (a)	4,782	248,951
Baxter International, Inc.	57,912	2,686,538
Becton, Dickinson & Company	21,872	1,534,321
Biomet, Inc.	21,695	895,353
Boston Scientific Corp. *	104,401	1,793,609
C.R. Bard, Inc.	9,121	756,769
Johnson & Johnson	256,707	16,947,796
Medtronic, Inc.	101,921	5,453,793
Patterson Companies, Inc. * (a)	12,308	437,057
St. Jude Medical, Inc. *	31,258	1,142,792
Stryker Corp.	26,299	1,449,338
Zimmer Holdings, Inc. *	21,163	1,658,756

		35,005,073
Healthcare Services - 1.92%
Cardinal Health, Inc.	35,863	2,310,653
Caremark Rx, Inc.	37,722	2,154,303
Coventry Health Care, Inc. *	14,079	704,654
Express Scripts, Inc. *	11,954	855,906
Humana, Inc. *	14,699	813,002
IMS Health, Inc.	17,533	481,807
Laboratory Corp. of America Holdings *	11,069	813,239
McKesson Corp.	26,211	1,328,898
Medco Health Solutions, Inc. *	25,945	1,386,501
Quest Diagnostics, Inc.	14,168	750,904
UnitedHealth Group, Inc.	119,277	6,408,753
Wellpoint, Inc. *	54,901	4,320,160

		22,328,780
Holdings Companies/Conglomerates - 3.16%
General Electric Company	912,775	33,964,358
Loews Corp.	40,467	1,678,166
Textron, Inc.	11,069	1,037,940

		36,680,464
Homebuilders - 0.25%
Centex Corp. (a)	10,537	592,917
D.R. Horton, Inc.	24,440	647,415
KB Home (a)	6,995	358,704
Lennar Corp., Class A	12,220	641,061

The accompanying notes are an integral part of the financial statements.

45

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders (continued)
Pulte Homes, Inc.	18,684	$618,814

		2,858,911
Hotels & Restaurants - 1.19%
Darden Restaurants, Inc.	13,017	522,893
Hilton Hotels Corp.	34,269	1,195,988
Marriott International, Inc., Class A	29,753	1,419,813
McDonald's Corp.	109,537	4,855,775
Starbucks Corp. *	66,944	2,371,156
Starwood Hotels & Resorts Worldwide, Inc.	18,773	1,173,313
Wendy's International, Inc.	8,501	281,298
Wyndham Worldwide Corp. *	17,533	561,407
Yum! Brands, Inc.	23,466	1,379,801

		13,761,444
Household Appliances - 0.09%
Black & Decker Corp.	6,021	481,499
Whirlpool Corp. (a)	6,907	573,410

		1,054,909
Household Products - 0.23%
Fortune Brands, Inc.	13,371	1,141,750
Newell Rubbermaid, Inc.	24,528	710,085
The Clorox Company	13,460	863,459

		2,715,294
Industrial Machinery - 0.96%
Caterpillar, Inc.	57,646	3,535,429
Cummins, Inc.	4,605	544,219
Deere & Company	20,455	1,944,657
Dover Corp.	18,064	885,497
Ingersoll-Rand Company, Class A	27,185	1,063,749
ITT Corp.	16,382	930,825
Pall Corp.	10,803	373,244
Parker-Hannifin Corp.	10,449	803,319
Terex Corp. *	9,010	581,866
W.W. Grainger, Inc.	6,464	452,092

		11,114,897
Insurance - 4.89%
ACE, Ltd.	28,867	1,748,474
Aetna, Inc.	46,223	1,995,909
AFLAC, Inc.	43,832	2,016,272
Allstate Corp.	55,344	3,603,448
Ambac Financial Group, Inc.	9,386	836,011
American International Group, Inc.	230,231	16,498,353
Aon Corp.	27,451	970,118
Chubb Corp.	36,483	1,930,316
CIGNA Corp.	9,121	1,200,050
Cincinnati Financial Corp.	15,319	694,104
Genworth Financial, Inc.	39,228	1,341,990
Hartford Financial Services Group, Inc.	28,070	2,619,212
Lincoln National Corp.	25,414	1,687,515
Marsh & McLennan Companies, Inc.	48,791	1,495,932
MBIA, Inc. (a)	11,954	873,359

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
MetLife, Inc.	67,298	$3,971,255
MGIC Investment Corp.	7,350	459,669
Principal Financial Group, Inc.	23,909	1,403,458
Progressive Corp.	67,475	1,634,245
Prudential Financial, Inc.	42,238	3,626,555
SAFECO Corp.	9,298	581,590
St. Paul Travelers Companies, Inc.	61,100	3,280,459
Torchmark Corp.	8,678	553,309
UnumProvident Corp.	30,373	631,151
XL Capital, Ltd., Class A	16,028	1,154,337

		56,807,091
International Oil - 6.12%
Anadarko Petroleum Corp.	40,733	1,772,700
Chevron Corp.	193,039	14,194,158
ConocoPhillips	145,754	10,487,001
Exxon Mobil Corp.	516,425	39,573,665
Hess Corp.	23,997	1,189,531
Murphy Oil Corp. (a)	16,559	842,025
Nabors Industries, Ltd. *	26,477	788,485
Noble Corp.	12,043	917,074
Weatherford International, Ltd. *	30,107	1,258,172

		71,022,811
Internet Content - 0.75%
Google, Inc., Class A *	18,950	8,726,096

Internet Retail - 0.42%
Amazon.com, Inc. * (a)	27,362	1,079,704
eBay, Inc. *	102,453	3,080,762
IAC/InterActiveCorp. *	19,747	733,799

		4,894,265
Internet Service Provider - 0.24%
Yahoo!, Inc. *	108,385	2,768,153

Internet Software - 0.28%
Juniper Networks, Inc. *	50,119	949,254
Symantec Corp. *	83,060	1,731,801
VeriSign, Inc. *	21,695	521,765

		3,202,820
Leisure Time - 1.08%
Brunswick Corp.	8,147	259,889
Carnival Corp.	39,405	1,932,815
Electronic Arts, Inc. *	27,273	1,373,468
Harrah's Entertainment, Inc.	16,470	1,362,399
International Game Technology, Inc.	30,019	1,386,878
Walt Disney Company	183,122	6,275,591

		12,591,040
Life Sciences - 0.06%
PerkinElmer, Inc.	10,892	242,129
Waters Corp. *	8,944	437,988

		680,117
Liquor - 0.36%
Anheuser-Busch Companies, Inc.	68,095	3,350,274

The accompanying notes are an integral part of the financial statements.

46

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Liquor (continued)
Brown Forman Corp., Class B	6,995	$463,349
Molson Coors Brewing Company, Class B	4,073	311,340

		4,124,963
Manufacturing - 1.82%
3M Company	65,173	5,078,932
Danaher Corp.	20,986	1,520,226
Eaton Corp.	13,194	991,397
Harley-Davidson, Inc. (a)	22,935	1,616,230
Honeywell International, Inc.	72,346	3,272,933
Illinois Tool Works, Inc.	37,103	1,713,788
Rockwell Automation, Inc.	15,054	919,498
Snap-on, Inc.	5,136	244,679
Stanley Works	7,173	360,730
Tyco International, Ltd.	176,126	5,354,230

		21,072,643
Medical-Hospitals - 0.09%
Health Management Associates, Inc., Class A	21,341	450,508
Manor Care, Inc. (a)	6,553	307,467
Tenet Healthcare Corp. * (a)	41,707	290,698

		1,048,673
Mining - 0.42%
Freeport-McMoRan Copper &
Gold, Inc., Class B	17,444	972,154
Newmont Mining Corp.	39,848	1,799,137
Phelps Dodge Corp.	18,064	2,162,622

		4,933,913
Newspapers - 0.05%
Dow Jones & Company, Inc. (a)	5,756	218,728
The New York Times Company, Class A (a)	12,751	310,614

		529,342
Office Furnishings & Supplies - 0.16%
Avery Dennison Corp.	8,324	565,449
Office Depot, Inc. *	24,617	939,631
OfficeMax, Inc.	6,553	325,357

		1,830,437
Paper - 0.25%
International Paper Company	40,290	1,373,889
MeadWestvaco Corp.	16,028	481,802
Plum Creek Timber Company, Inc.	15,673	624,569
Temple-Inland, Inc.	9,475	436,134

		2,916,394
Petroleum Services - 1.53%
Baker Hughes, Inc.	28,425	2,122,211
BJ Services Company	25,945	760,707
Halliburton Company	89,081	2,765,965
Schlumberger, Ltd.	104,312	6,588,346
Smith International, Inc. (a)	17,621	723,694
Transocean, Inc. *	25,857	2,091,573
Valero Energy Corp.	53,573	2,740,795

		17,793,291

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals - 4.65%
Abbott Laboratories	135,925	$6,620,907
Allergan, Inc.	13,637	1,632,894
AmerisourceBergen Corp.	17,002	764,410
Barr Pharmaceuticals, Inc. *	9,386	470,426
Bristol-Myers Squibb Company	174,178	4,584,365
Celgene Corp. *	32,941	1,895,096
Eli Lilly & Company	87,133	4,539,629
Forest Laboratories, Inc. *	28,070	1,420,342
Gilead Sciences, Inc. *	40,733	2,644,794
Hospira, Inc. *	13,814	463,874
King Pharmaceuticals, Inc. *	21,518	342,567
Merck & Company, Inc.	192,242	8,381,751
Mylan Laboratories, Inc.	18,773	374,709
Pfizer, Inc.	638,447	16,535,777
Schering-Plough Corp.	131,320	3,104,405
Watson Pharmaceuticals, Inc. *	9,033	235,129

		54,011,075
Photography - 0.06%
Eastman Kodak Company (a)	25,414	655,681

Publishing - 0.35%
Gannett Company, Inc.	20,721	1,252,792
McGraw-Hill Companies, Inc.	31,347	2,132,223
Meredith Corp.	3,453	194,576
Tribune Company (a)	16,913	520,582

		4,100,173
Railroads & Equipment - 0.66%
Burlington Northern Santa Fe Corp.	31,790	2,346,420
CSX Corp.	38,519	1,326,209
Norfolk Southern Corp.	35,154	1,767,895
Union Pacific Corp.	23,909	2,200,106

		7,640,630
Real Estate - 1.10%
Apartment Investment & Management
Company, Class A, REIT	8,501	476,226
Archstone-Smith Trust, REIT	19,304	1,123,686
Boston Properties, Inc., REIT	10,360	1,159,077
Equity Office Properties Trust, REIT	31,081	1,497,172
Equity Residential, REIT	25,857	1,312,243
Kimco Realty Corp., REIT	20,012	899,539
ProLogis, REIT	21,872	1,329,161
Public Storage, Inc., REIT	10,892	1,061,970
Realogy Corp., REIT *	18,950	574,564
Simon Property Group, Inc., REIT	19,570	1,982,245
Vornado Realty Trust, REIT	11,423	1,387,895

		12,803,778
Retail Grocery - 0.35%
Safeway, Inc.	39,228	1,355,720
SUPERVALU, Inc.	18,241	652,116
The Kroger Company	63,490	1,464,714

The accompanying notes are an integral part of the financial statements.

47

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Grocery (continued)
Whole Foods Market, Inc.	12,663	$594,274

		4,066,824
Retail Trade - 4.43%
Bed Bath & Beyond, Inc. *	25,060	954,786
Best Buy Company, Inc.	35,686	1,755,394
Big Lots, Inc. *	9,652	221,224
Circuit City Stores, Inc.	12,574	238,655
Costco Wholesale Corp.	40,556	2,144,196
CVS Corp.	72,965	2,255,348
Dillard's, Inc., Class A (a)	5,402	188,908
Dollar General Corp.	27,628	443,706
Family Dollar Stores, Inc.	13,460	394,782
Federated Department Stores, Inc.	46,489	1,772,626
Gap, Inc.	46,666	909,987
Home Depot, Inc.	180,731	7,258,157
J.C. Penney Company, Inc.	19,924	1,541,321
Kohl's Corp. *	28,956	1,981,459
Limited Brands, Inc.	30,284	876,419
Lowe's Companies, Inc.	134,862	4,200,951
Nordstrom, Inc.	20,278	1,000,516
RadioShack Corp. (a)	12,043	202,082
Sears Holdings Corp. *	7,350	1,234,285
Staples, Inc.	64,022	1,709,387
Target Corp.	76,065	4,339,508
The TJX Companies, Inc.	40,290	1,149,071
Tiffany & Company	11,954	469,075
Walgreen Company	88,816	4,075,766
Wal-Mart Stores, Inc.	217,745	10,055,464

		51,373,073
Sanitary Services - 0.24%
Allied Waste Industries, Inc. *	22,492	276,427
Ecolab, Inc.	15,762	712,442
Waste Management, Inc.	47,374	1,741,942

		2,730,811
Semiconductors - 2.38%
Advanced Micro Devices, Inc. *	48,614	989,295
Altera Corp. *	32,055	630,842
Analog Devices, Inc.	30,284	995,435
Applied Materials, Inc.	122,996	2,269,276
Broadcom Corp., Class A *	41,530	1,341,834
Intel Corp.	510,580	10,339,245
KLA-Tencor Corp.	17,621	876,645
Linear Technology Corp.	26,477	802,783
LSI Logic Corp. * (a)	35,509	319,581
Maxim Integrated Products, Inc.	28,425	870,374
Micron Technology, Inc. *	66,767	932,067
National Semiconductor Corp.	25,591	580,916
Novellus Systems, Inc. * (a)	10,980	377,932
NVIDIA Corp. *	31,524	1,166,703
PMC-Sierra, Inc. * (a)	18,596	124,779
QLogic Corp. *	13,991	306,683

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Teradyne, Inc. *	16,825	$251,702
Texas Instruments, Inc.	131,408	3,784,550
Xilinx, Inc.	29,753	708,419

		27,669,061
Software - 3.03%
Adobe Systems, Inc. *	51,625	2,122,820
Autodesk, Inc. *	20,544	831,210
BMC Software, Inc. *	18,153	584,527
CA, Inc. (a)	36,394	824,324
Citrix Systems, Inc. *	16,028	433,557
Compuware Corp. *	31,170	259,646
Intuit, Inc. *	30,904	942,881
Microsoft Corp.	766,048	22,874,193
Novell, Inc. *	30,019	186,118
Oracle Corp. *	354,289	6,072,514

		35,131,790
Steel - 0.26%
Allegheny Technologies, Inc.	8,944	811,042
Nucor Corp.	26,742	1,461,718
United States Steel Corp.	10,449	764,240

		3,037,000
Telecommunications Equipment &
Services - 0.97%
ADC Telecommunications, Inc. *	10,358	150,502
Avaya, Inc. *	40,202	562,024
Ciena Corp. * (a)	7,438	206,107
Citizens Communications Company (a)	28,513	409,732
Comverse Technology, Inc. *	17,887	377,594
Corning, Inc. *	138,493	2,591,204
Embarq Corp.	13,194	693,477
JDS Uniphase Corp. * (a)	18,684	311,273
QUALCOMM, Inc.	146,373	5,531,436
Tellabs, Inc. *	39,139	401,566

		11,234,915
Telephone - 3.32%
ALLTEL Corp.	33,118	2,002,977
AT&T, Inc.	340,298	12,165,653
BellSouth Corp.	161,516	7,609,019
CenturyTel, Inc.	10,183	444,590
Qwest Communications International, Inc. * (a)	142,389	1,191,796
Sprint Nextel Corp.	256,353	4,842,508
Verizon Communications, Inc.	258,567	9,629,035
Windstream Corp. *	42,238	600,624

		38,486,202
Tires & Rubber - 0.03%
Goodyear Tire & Rubber Company * (a)	15,673	328,976

Tobacco - 1.53%
Altria Group, Inc.	185,601	15,928,278
Reynolds American, Inc. (a)	15,142	991,347

The accompanying notes are an integral part of the financial statements.

48

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

500 Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tobacco (continued)
UST, Inc. (a)	14,257	$829,757

		17,749,382
Toys, Amusements & Sporting Goods - 0.10%
Hasbro, Inc.	14,079	383,653
Mattel, Inc.	33,738	764,503

		1,148,156
Travel Services - 0.59%
American Express Company	106,703	6,473,671
Sabre Holdings Corp.	11,689	372,762

		6,846,433
Trucking & Freight - 0.89%
Fedex Corp.	27,185	2,952,835
Ryder Systems, Inc.	5,402	275,826
United Parcel Service, Inc., Class B	95,103	7,130,823

		10,359,484

TOTAL COMMON STOCKS (Cost $919,485,892)		$1,127,140,165

SHORT TERM INVESTMENTS - 6.33%
Federal Home Loan Mortgage Corp.
zero coupon due 01/17/2007	$20,000,000	$19,954,124
Federal Home Loan Mortgage Corp. Discount Notes
zero coupon due 01/02/2007 (a)	8,995,000	8,993,711
State Street Navigator Securities Lending
Prime Portfolio (c)	42,374,624	42,374,624
U.S. Treasury Bills
zero coupon due 02/01/2007 ****	2,100,000	2,091,161

TOTAL SHORT TERM INVESTMENTS
(Cost $73,413,620)		$73,413,620

Total Investments (500 Index Trust B)
(Cost $992,899,512) - 103.46%		$1,200,553,785
Liabilities in Excess of Other Assets - (3.46)%		(40,094,506)

TOTAL NET ASSETS - 100.00%		$1,160,459,279

Bond Index Trust A
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 22.07%
U.S. Treasury Bonds - 4.22%
4.50% due 02/15/2036	$2,131,000	$2,026,449
7.875% due 02/15/2021	300,000	390,680
9.25% due 02/15/2016	900,000	1,198,969

		3,616,098
U.S. Treasury Notes - 17.85%
4.50% due 11/30/2011	2,083,000	2,064,449
3.125% due 04/15/2009	1,052,000	1,014,769
3.25% due 08/15/2007	1,730,000	1,711,281
3.375% due 09/15/2009	1,050,000	1,014,029
3.875% due 05/15/2010	1,568,000	1,527,881

Bond Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS
(continued)
U.S. Treasury Notes (continued)
4.625% due 11/15/2009 to 11/15/2016	$3,821,000	$3,799,364
4.75% due 11/15/2008 to 05/15/2014	1,828,000	1,828,737
5.50% due 02/15/2008	2,340,000	2,352,980

		15,313,490

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $18,980,610)		$18,929,588

U.S. GOVERNMENT AGENCY OBLIGATIONS - 47.92%
Federal Home Loan Bank - 1.38%
3.875% due 01/15/2010 to 06/14/2013	1,225,000	1,179,757

Federal Home Loan Mortgage Corp. - 4.43%
4.25% due 07/15/2009	1,800,000	1,769,515
5.75% due 04/15/2008	1,100,000	1,108,130
6.00% due 06/15/2011	750,000	781,153
6.25% due 07/15/2032	120,000	138,102

		3,796,900
Federal National Mortgage
Association - 42.11%
4.375% due 10/15/2015	750,000	721,075
4.50% due 04/01/2021	2,195,472	2,116,915
5.00% due 06/01/2018 to 07/01/2036	11,052,867	10,718,918
5.50% due 08/01/2017 to 06/01/2036	13,227,448	13,096,525
6.00% due 05/01/2036 to 08/01/2036	3,279,963	3,302,340
6.125% due 03/15/2012	1,275,000	1,342,490
6.375% due 06/15/2009	1,200,000	1,238,057
6.50% due 07/01/2036	1,439,329	1,466,467
6.625% due 11/15/2030	100,000	119,330
7.125% due 06/15/2010	1,750,000	1,870,925
7.25% due 05/15/2030	100,000	127,597

		36,120,639

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $40,712,589)		$41,097,296

FOREIGN GOVERNMENT OBLIGATIONS - 0.89%
Canada - 0.41%
Government of Canada
5.25% due 11/05/2008	150,000	150,732
5.75% due 02/15/2009	200,000	202,742

		353,474
Italy - 0.28%
Italy Government International Bond
4.50% due 01/21/2015	250,000	239,751

Mexico - 0.20%
Government of Mexico
9.875% due 02/01/2010	150,000	169,725

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $760,127)		$762,950

The accompanying notes are an integral part of the financial statements.

49

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 21.91%
Aerospace - 0.38%
Northrop Grumman Corp.
7.75% due 03/01/2016	$150,000	$173,497
Raytheon Company
6.75% due 08/15/2007	150,000	151,104

		324,601

Agriculture - 0.20%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	150,000	172,547

Automobiles - 0.24%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	200,000	207,472

Banking - 3.33%
BAC Capital Trust XI
6.625% due 05/23/2036	150,000	161,877
Bank of America Corp.
5.42% due 03/15/2017	200,000	198,451
7.80% due 02/15/2010	300,000	322,147
Bank One Corp.
7.875% due 08/01/2010	550,000	596,591
KFW International Finance, Inc.
3.25% due 03/30/2009	150,000	144,191
Lehman Brothers Holdings, Inc., Series MTN
5.75% due 04/25/2011	200,000	203,926
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	292,792
US Bank NA, Series BKNT
6.375% due 08/01/2011	200,000	208,778
Wachovia Corp.
5.625% due 12/15/2008	200,000	200,979
Wells Fargo Bank NA
6.45% due 02/01/2011 (c)	500,000	522,158

		2,851,890

Building Materials & Construction - 0.32%
CRH America, Inc.
6.00% due 09/30/2016	270,000	272,537

Cable and Television - 0.88%
Comcast Corp.
5.90% due 03/15/2016	200,000	200,570
Cox Communications, Inc.
4.625% due 01/15/2010	200,000	195,766
Time Warner, Inc.
6.50% due 11/15/2036	140,000	139,588
7.25% due 10/15/2017	200,000	218,477

		754,401

Chemicals - 0.25%
E.I. Du Pont de Nemours & Company
6.50% due 01/15/2028	200,000	216,370

Computers & Business Equipment - 0.40%
Cisco Systems, Inc.
5.25% due 02/22/2011	150,000	150,376
International Business Machines Corp.
4.25% due 09/15/2009	200,000	195,774

		346,150

Bond Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil - 0.42%
ChevronTexaco Capital Company
3.50% due 09/17/2007	$150,000	$148,240
Devon Financing Corp., ULC
6.875% due 09/30/2011	200,000	211,484

		359,724

Electrical Utilities - 1.53%
Constellation Energy Group, Inc.
7.60% due 04/01/2032	365,000	426,330
Duke Energy Corp.
5.625% due 11/30/2012	200,000	203,612
FirstEnergy Corp.
7.375% due 11/15/2031	250,000	284,709
Indiana Michigan Power Company
6.05% due 03/15/2037	250,000	245,383
Ontario Electricity Financial Corp.
6.10% due 01/30/2008	150,000	151,133

		1,311,167

Financial Services - 5.42%
American Express Company
4.875% due 07/15/2013	250,000	244,086
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	250,000	253,781
Capital One Financial Corp, Series MTN
5.70% due 09/15/2011	250,000	253,706
CIT Group, Inc.
4.00% due 05/08/2008	400,000	393,070
Citigroup, Inc.
5.00% due 09/15/2014	500,000	488,198
Countrywide Home Loans, Inc., Series MTNH
6.25% due 04/15/2009	400,000	407,189
General Electric Capital Corp.
6.125% due 02/22/2011	450,000	465,166
Household Finance Corp.
6.375% due 11/27/2012	350,000	368,543
HSBC Finance Corp.
8.00% due 07/15/2010	150,000	162,945
International Lease Finance Corp., Series MTN
5.45% due 03/24/2011	200,000	200,671
Merrill Lynch & Company, Inc.
6.875% due 11/15/2018	200,000	222,164
Morgan Stanley
6.75% due 04/15/2011	450,000	475,637
National Rural Utilities Cooperative Finance Corp.
5.75% due 08/28/2009	250,000	253,090
Residential Capital Corp.
6.00% due 02/22/2011	125,000	124,764
SLM Corp., Series A
5.00% due 04/15/2015	350,000	336,616

		4,649,626

Food & Beverages - 0.54%
Kraft Foods, Inc.
5.25% due 10/01/2013	250,000	246,840
Unilever Capital Corp.
7.125% due 11/01/2010	200,000	212,445

		459,285

The accompanying notes are an integral part of the financial statements.

50

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Forest Products - 0.17%
Weyerhaeuser Company
6.125% due 03/15/2007	$150,000	$150,107

Gas & Pipeline Utilities - 0.23%
TransCanada PipeLines, Ltd.
5.85% due 03/15/2036	200,000	194,929

Holdings Companies/Conglomerates - 0.29%
General Electric Company
5.00% due 02/01/2013	250,000	247,225

Industrial Machinery - 0.53%
Caterpillar, Inc.
7.25% due 09/15/2009	200,000	209,989
John Deere Capital Corp.
5.10% due 01/15/2013	250,000	245,632

		455,621

Insurance - 1.21%
Allstate Corp.
7.20% due 12/01/2009	400,000	421,372
Hartford Financial Services Group, Inc.
5.95% due 10/15/2036	230,000	230,929
Marsh & McLennan Companies, Inc.
4.85% due 02/15/2013	200,000	189,509
MetLife, Inc.
5.70% due 06/15/2035	200,000	195,447

		1,037,257

International Oil - 0.42%
Pemex Project Funding Master Trust
7.375% due 12/15/2014	150,000	165,150
Talisman Energy, Inc.
6.25% due 02/01/2038	200,000	192,962

		358,112

Leisure Time - 0.29%
Walt Disney Company, Series MTN
5.625% due 09/15/2016	250,000	251,740

Liquor - 0.38%
Anheuser Busch Company, Inc.
9.00% due 12/01/2009	300,000	329,343

Manufacturing - 0.25%
Honeywell International, Inc.
7.50% due 03/01/2010	200,000	213,259

Metal & Metal Products - 0.19%
Alcoa, Inc.
7.375% due 08/01/2010	150,000	159,907

Petroleum Services - 0.41%
Anadarko Petroleum Corp.
3.25% due 05/01/2008	150,000	145,369
Weatherford International, Ltd.
5.50% due 02/15/2016	215,000	208,841

		354,210

Railroads & Equipment - 0.31%
Canadian National Railway Company
6.375% due 10/15/2011	150,000	156,494

Bond Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Railroads & Equipment (continued)
Norfolk Southern Corp.
7.35% due 05/15/2007	$105,000	$105,728

		262,222

Real Estate - 0.64%
EOP Operating, LP
7.00% due 07/15/2011	150,000	162,327
Realty Income Corp.
5.95% due 09/15/2016	135,000	135,975
Simon Property Group, LP
6.375% due 11/15/2007	150,000	151,155
Vornado Realty, LP
5.60% due 02/15/2011	100,000	99,699

		549,156

Retail - 0.91%
Federated Department Stores, Inc.
6.625% due 04/01/2011	100,000	103,317
Target Corp.
7.50% due 08/15/2010	350,000	375,776
Wal-Mart Stores, Inc.
7.55% due 02/15/2030	250,000	303,224

		782,317

Telecommunications Equipment &
Services - 0.59%
Deutsche Telekom International Finance BV
8.25% due 06/15/2030 (b)	250,000	307,335
SBC Communications, Inc.
5.625% due 06/15/2016	200,000	199,081

		506,416

Telephone - 1.18%
BellSouth Corp.
4.20% due 09/15/2009	200,000	194,427
British Telecommunications PLC
9.125% due 12/15/2030 (b)	250,000	341,968
Sprint Capital Corp.
6.875% due 11/15/2028	200,000	200,202
Verizon Communications, Inc.
7.375% due 09/01/2012	250,000	273,331

		1,009,928

TOTAL CORPORATE BONDS (Cost $18,787,825)		$18,787,519

COLLATERALIZED MORTGAGE
OBLIGATIONS - 4.95%
Banc of America Commercial Mortgage, Inc.,
Series 2006-1, Class AM
5.421% due 09/10/2045 (b)	200,000	200,242
Banc of America Commercial Mortgage, Inc.,
Series 2006-3, Class A4
5.889% due 07/10/2044	1,300,000	1,311,518
Bear Stearns Commercial Mortgage Securities,
Series 2006-PW11, Class AM
5.458% due 03/11/2039 (b)	200,000	200,920
Citigroup Commercial Mortgage Trust, Series
2006-C4, Class A1
5.7201% due 03/15/2049 (b)	570,303	577,592

The accompanying notes are an integral part of the financial statements.

51

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
Citigroup/Deutsche Bank Commercial Mortgage,
Series 2006-CD2, Class AM
5.4092% due 01/15/2046 (b)	$200,000	$201,250
Countrywide Home Loans,
Series 2005-HYB6, Class 1A1
5.0683% due 10/20/2035 (b)	78,213	77,881
GS Mortgage Securities Corp. II, Series 2006-GG6,
Class AM
5.622% due 04/10/2038 (b)	200,000	203,453
JP Morgan Chase Commercial Mortgage Securities
Corp, Series 2006-LDP8, Class A3B
5.447% due 05/15/2045 (b)	205,000	205,348
LB-UBS Commercial Mortgage Trust, Series
2006-C6, Class AJ
5.452% due 09/15/2039 (b)	205,000	205,858
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A1
5.773% due 06/12/2046 (b)	374,495	377,978
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C24, Class A2
5.506% due 03/15/2045	250,000	252,100
Wachovia Bank Commercial Mortgage Trust,
Series 2006-C27, Class A1
5.405% due 07/15/2045	432,684	433,290

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $4,275,333)		$4,247,430

ASSET BACKED SECURITIES - 0.52%
Credit-Based Asset Servicing and Securitization,
Series 2006-CB2, Class AF2
5.501% due 12/25/2036	250,000	249,023
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF2
5.533% due 05/25/2036	100,000	99,625
Renaissance Home Equity Loan Trust, Series
2006-1, Class AF3
5.608% due 05/25/2036	100,000	99,922

TOTAL ASSET BACKED SECURITIES
(Cost $449,983)		$448,570

REPURCHASE AGREEMENTS - 0.90%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$772,339 on 01/02/2007,
collateralized by $785,000 Federal
National Mortgage Association,
5.25% due 06/15/2008 (valued at
$787,944, including interest) (c)	$772,000	$772,000

TOTAL REPURCHASE AGREEMENTS
(Cost $772,000)		$772,000

Total Investments (Bond Index Trust A)
(Cost $84,738,467) - 99.16%		$85,045,353
Other Assets in Excess of Liabilities - 0.84%		724,715

TOTAL NET ASSETS - 100.00%		$85,770,068

Bond Index Trust B
	Shares or
	Principal
	Amount	Value

U.S. TREASURY OBLIGATIONS - 23.49%
U.S. Treasury Bonds - 13.52%
4.50% due 02/15/2036 (a)	$523,000	$497,341
5.50% due 08/15/2028 (a)	270,000	291,684
6.125% due 11/15/2027 to 08/15/2029 (a)	970,000	1,129,259
6.25% due 05/15/2030 (a)	1,300,000	1,548,625
6.625% due 02/15/2027 (a)	295,000	359,531
6.75% due 08/15/2026 (a)	775,000	953,311
7.50% due 11/15/2016 (a)	2,200,000	2,673,343
7.875% due 02/15/2021 (a)	900,000	1,172,039
8.75% due 08/15/2020 (a)	1,400,000	1,935,500
8.875% due 08/15/2017 (a)	1,550,000	2,073,488
9.25% due 02/15/2016 (a)	1,800,000	2,397,938
10.375% due 11/15/2012 (a)	3,300,000	3,446,695
11.25% due 02/15/2015 (a)	260,000	373,527
11.75% due 11/15/2014 (a)	465,000	551,316
12.00% due 08/15/2013 (a)	1,000,000	1,110,703
13.25% due 05/15/2014 (a)	1,200,000	1,425,890

		21,940,190
U.S. Treasury Notes - 9.97%
4.50% due 11/30/2011 (a)	1,000,000	991,094
3.375% due 09/15/2009 (a)	1,400,000	1,352,039
3.875% due 05/15/2010 (a)	2,050,000	1,997,548
4.625% due 11/15/2016 (a)	3,998,000	3,971,765
4.75% due 05/15/2014 (a)	1,230,000	1,233,171
5.00% due 02/15/2011 to 08/15/2011 (a)	2,485,000	2,518,118
6.00% due 08/15/2009 (a)	4,000,000	4,120,780

		16,184,515

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $39,237,408)		$38,124,705

U.S. GOVERNMENT AGENCY OBLIGATIONS - 45.59%
Federal Home Loan Bank - 1.55%
3.875% due 01/15/2010 to 06/14/2013	2,650,000	2,519,979

Federal Home Loan Mortgage Corp. - 7.13%
4.00% due 05/01/2009	84,827	83,371
4.25% due 07/15/2009	650,000	638,992
4.50% due 05/01/2024 to 10/01/2033	617,368	581,671
5.00% due 11/01/2007 to 04/01/2024	580,529	567,613
5.50% due 02/01/2023	313,691	312,372
5.75% due 04/15/2008 to 01/15/2012	3,700,000	3,759,677
6.00% due 01/01/2009 to 06/01/2022	1,125,308	1,168,424
6.25% due 07/15/2032	450,000	517,882
6.50% due 11/01/2015 to 06/01/2021	258,675	264,991
6.625% due 09/15/2009	720,000	749,879
7.00% due 02/01/2016 to 04/01/2032	257,383	265,007
7.10% due 04/10/2007	2,500,000	2,512,735
7.50% due 02/01/2016 to 03/01/2032	79,162	82,341
8.00% due 02/01/2030	12,976	13,648
8.50% due 10/01/2031	43,119	46,205

		11,564,808

The accompanying notes are an integral part of the financial statements.

52

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

U.S. GOVERNMENT AGENCY
OBLIGATIONS (continued)
Federal National Mortgage
Association - 33.54%
4.00% due 11/01/2010 to 08/01/2020	$1,714,963	$1,621,710
4.50% due 12/01/2020 to 06/01/2034	5,473,343	5,260,482
5.00% due 07/01/2020 to 12/01/2034	12,799,604	12,453,472
5.50% due 01/01/2009 to 09/01/2036	18,528,372	18,345,961
6.00% due 10/01/2013 to 05/01/2035	4,845,814	4,887,394
6.125% due 03/15/2012	2,300,000	2,421,746
6.25% due 05/15/2029	415,000	471,816
6.375% due 06/15/2009	800,000	825,371
6.50% due 02/01/2015 to 02/01/2036	3,996,159	4,076,051
6.625% due 09/15/2009 to 11/15/2030	2,130,000	2,275,628
7.00% due 12/01/2012 to 10/01/2032	704,362	725,129
7.125% due 01/15/2030	209,000	262,338
7.25% due 05/15/2030	450,000	574,185
7.50% due 10/01/2015 to 08/01/2031	154,036	160,358
8.00% due 08/01/2030 to 09/01/2031	64,572	68,106
8.50% due 09/01/2030	10,513	11,300

		54,441,047
Government National Mortgage
Association - 3.06%
4.50% due 05/15/2019 to 08/15/2033	192,360	183,564
5.00% due 05/15/2018 to 06/15/2034	964,604	940,802
5.50% due 11/15/2032 to 11/15/2034	1,767,946	1,761,526
6.00% due 04/15/2017 to 07/15/2034	1,052,397	1,068,519
6.50% due 01/15/2016 to 01/15/2033	587,183	603,327
7.00% due 08/15/2029 to 05/15/2032	284,780	294,319
7.50% due 08/15/2029 to 06/15/2032	83,148	86,779
8.00% due 04/15/2031	10,346	10,965
8.50% due 09/15/2030	6,915	7,420
9.00% due 01/15/2031	4,080	4,422

		4,961,643
Tennessee Valley Authority - 0.19%
6.75% due 11/01/2025	260,000	308,507

The Financing Corp. - 0.12%
8.60% due 09/26/2019	150,000	197,756

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(Cost $73,541,395)		$73,993,740

FOREIGN GOVERNMENT OBLIGATIONS - 2.20%
Canada - 0.52%
Government of Canada
5.25% due 11/05/2008 (a)	125,000	125,610
Province of Manitoba Canada, Series BU
9.625% due 12/01/2018	300,000	415,470
Province of Quebec Canada, Series NN
7.125% due 02/09/2024 (a)	150,000	178,168
7.50% due 07/15/2023	100,000	122,580

		841,828
Greece - 0.25%
Republic of Greece
6.95% due 03/04/2008	405,000	413,274

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

FOREIGN GOVERNMENT OBLIGATIONS
(continued)
Italy - 0.33%
Republic of Italy
6.875% due 09/27/2023 (a)	$460,000	$531,020

Malaysia - 0.03%
Government of Malaysia
8.75% due 06/01/2009	50,000	53,851

Mexico - 0.68%
Government of Mexico
9.875% due 02/01/2010 (a)	970,000	1,097,555

South Korea - 0.39%
Republic of Korea
8.875% due 04/15/2008	600,000	628,933

TOTAL FOREIGN GOVERNMENT OBLIGATIONS
(Cost $3,428,138)		$3,566,461

CORPORATE BONDS - 20.09%
Aerospace - 0.41%
Boeing Company
8.75% due 09/15/2031	90,000	125,669
Northrop Grumman Corp.
7.75% due 03/01/2016	75,000	86,748
Raytheon Company
6.75% due 08/15/2007	200,000	201,473
United Technologies Corp.
6.10% due 05/15/2012 (a)	180,000	186,942
8.875% due 11/15/2019	50,000	64,825

		665,657

Agriculture - 0.27%
Archer-Daniels-Midland Company
7.00% due 02/01/2031	385,000	442,869

Aluminum - 0.12%
Alcan Aluminum, Ltd.
6.125% due 12/15/2033	200,000	197,780

Automobiles - 0.45%
DaimlerChrysler North America Holding
7.20% due 09/01/2009	650,000	674,283
Toyota Motor Credit Corp.
5.50% due 12/15/2008	60,000	60,176

		734,459

Banking - 1.92%
Bank of America Corp.
5.42% due 03/15/2017	300,000	297,677
Bank One Corp.
7.875% due 08/01/2010	300,000	325,413
KFW International Finance, Inc.
3.25% due 03/30/2009	500,000	480,636
Nationsbank Corp.
7.75% due 08/15/2015	400,000	460,198
Royal Bank of Scotland Group PLC
5.00% due 11/12/2013	300,000	292,792
6.40% due 04/01/2009	150,000	154,672
SMBC International Finance NV
8.50% due 06/15/2009	100,000	106,788

The accompanying notes are an integral part of the financial statements.

53

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Banking (continued)
US Bank NA, Series BKNT
6.375% due 08/01/2011	$325,000	$339,265
Wachovia Corp.
5.625% due 12/15/2008	75,000	75,367
Wells Fargo Bank NA
6.45% due 02/01/2011 (c)	550,000	574,374

		3,107,182
Broadcasting - 0.50%
Clear Channel Communications, Inc.
7.65% due 09/15/2010	400,000	418,782
News America Holdings
7.70% due 10/30/2025 (a)	100,000	112,462
8.00% due 10/17/2016 (a)	250,000	287,128

		818,372
Cable and Television - 0.57%
Comcast Cable Communications
8.875% due 05/01/2017	75,000	90,322
Tele-Communications-TCI Group
7.125% due 02/15/2028	70,000	74,718
Time Warner Entertainment Company LP
8.375% due 07/15/2033	200,000	241,718
Time Warner, Inc.
7.25% due 10/15/2017 (a)	350,000	382,334
7.625% due 04/15/2031	75,000	83,787
Viacom, Inc.
7.875% due 07/30/2030	50,000	52,397

		925,276
Cellular Communications - 0.53%
AT&T Wireless Services, Inc.
7.875% due 03/01/2011	300,000	327,230
Vodafone Group PLC
7.75% due 02/15/2010	500,000	532,842

		860,072
Chemicals - 0.13%
E.I. Du Pont de Nemours & Company
6.50% due 01/15/2028	150,000	162,278
Eastman Chemical Company
7.60% due 02/01/2027	50,000	54,226

		216,504
Computers & Business Equipment - 0.43%
International Business Machines Corp.
4.25% due 09/15/2009	600,000	587,322
7.00% due 10/30/2025	100,000	113,749

		701,071
Cosmetics & Toiletries - 0.07%
Procter & Gamble Company
6.45% due 01/15/2026	100,000	109,994

Domestic Oil - 0.79%
Anadarko Finance Company, Series B
6.75% due 05/01/2011	200,000	209,643
ChevronTexaco Capital Company
3.50% due 09/17/2007	600,000	592,960

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Domestic Oil (continued)
ConocoPhillips
6.65% due 07/15/2018	$50,000	$54,282
Devon Financing Corp., ULC
6.875% due 09/30/2011	400,000	422,967

		1,279,852

Drugs & Health Care - 0.06%
Eli Lilly & Company
7.125% due 06/01/2025	80,000	93,316

Electrical Utilities - 1.56%
Alabama Power Company
5.70% due 02/15/2033 (a)	80,000	79,297
Alabama Power Company, Series Q
5.50% due 10/15/2017	100,000	99,926
Cincinnati Gas & Electric Company
5.70% due 09/15/2012	300,000	302,814
Constellation Energy Group, Inc.
7.00% due 04/01/2012	240,000	257,248
Dominion Resources, Inc.
8.125% due 06/15/2010	200,000	216,886
Duke Energy Corp.
5.625% due 11/30/2012	400,000	407,223
FirstEnergy Corp.
7.375% due 11/15/2031	246,000	280,154
Hydro Quebec, Series HY
8.40% due 01/15/2022	100,000	129,817
Oncor Electric Delivery Company
6.375% due 05/01/2012	400,000	411,762
Ontario Electricity Financial Corp.
6.10% due 01/30/2008	100,000	100,755
Progress Energy, Inc.
7.10% due 03/01/2011	235,000	250,263

		2,536,145

Energy - 0.65%
MidAmerican Energy Holdings Company
8.48% due 09/15/2028	60,000	76,486
Niagara Mohawk Power Corp., Series G
7.75% due 10/01/2008	200,000	207,260
Norsk Hydro ASA
7.25% due 09/23/2027	75,000	87,254
Occidental Petroleum Corp.
6.75% due 01/15/2012	265,000	281,146
Sempra Energy
6.00% due 02/01/2013	400,000	407,956

		1,060,102

Financial Services - 4.31%
American Express Company
4.875% due 07/15/2013	150,000	146,452
Bear Stearns Companies, Inc.
5.70% due 11/15/2014	240,000	243,630
CIT Group, Inc.
6.00% due 04/01/2036	175,000	172,546
Citicorp Capital II
8.015% due 02/15/2027	100,000	104,169

The accompanying notes are an integral part of the financial statements.

54

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Financial Services (continued)
Citigroup, Inc.
5.00% due 09/15/2014	$472,000	$460,859
5.875% due 02/22/2033 (a)	190,000	190,616
6.625% due 01/15/2028	100,000	109,666
Countrywide Home Loans, Inc., Series MTNH
6.25% due 04/15/2009	250,000	254,493
Countrywide Home Loans, Inc., Series MTNK
5.50% due 02/01/2007	200,000	200,009
Credit Suisse First Boston USA, Inc.
6.50% due 01/15/2012	400,000	420,372
FleetBoston Financial Corp.
6.70% due 07/15/2028	75,000	82,498
7.375% due 12/01/2009	100,000	105,559
General Electric Capital Corp.
6.125% due 02/22/2011	1,150,000	1,188,757
Goldman Sachs Capital, Inc.
6.345% due 02/15/2034	160,000	161,960
HSBC Finance Corp.
5.875% due 02/01/2009	280,000	284,017
8.00% due 07/15/2010	350,000	380,204
HSBC Holdings PLC
7.50% due 07/15/2009	150,000	158,082
JPMorgan Chase & Company
7.125% due 02/01/2007	225,000	225,271
MBNA Corp.
5.00% due 06/15/2015	250,000	242,292
Merrill Lynch & Company, Inc.
5.45% due 07/15/2014	170,000	170,908
6.875% due 11/15/2018 (a)	120,000	133,298
Morgan Stanley
6.75% due 04/15/2011	250,000	264,243
National Rural Utilities Cooperative Finance Corp.
5.75% due 08/28/2009	700,000	708,652
The Goldman Sachs Group, Inc.
7.35% due 10/01/2009	500,000	527,456
Washington Mutual Capital I
8.375% due 06/01/2027	60,000	62,951

		6,998,960
Food & Beverages - 0.86%
Coca-Cola Enterprises, Inc.
8.50% due 02/01/2022	100,000	126,857
ConAgra Foods, Inc.
5.819% due 06/15/2017	62,000	61,326
7.875% due 09/15/2010	167,000	180,723
9.75% due 03/01/2021	13,000	16,856
General Mills, Inc.
6.00% due 02/15/2012	250,000	256,077
Kraft Foods, Inc.
5.25% due 10/01/2013	325,000	320,892
Pepsi Bottling Group, Inc., Series B
7.00% due 03/01/2029	100,000	114,305
Sara Lee Corp.
6.25% due 09/15/2011 (a)	100,000	101,847

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Food & Beverages (continued)
Unilever Capital Corp.
7.125% due 11/01/2010	$200,000	$212,445

		1,391,328

Forest Products - 0.13%
Weyerhaeuser Company
6.125% due 03/15/2007	76,000	76,054
7.125% due 07/15/2023	130,000	129,964

		206,018

Industrial Machinery - 0.18%
Caterpillar, Inc.
5.30% due 09/15/2035	62,000	58,344
John Deere Capital Corp.
5.10% due 01/15/2013	170,000	167,030
6.00% due 02/15/2009	60,000	60,805

		286,179

Industrials - 0.03%
Hartford Financial Services Group, Inc.
6.10% due 10/01/2041	50,000	50,575

Insurance - 0.45%
Allstate Corp.
7.20% due 12/01/2009	170,000	179,083
AXA SA
8.60% due 12/15/2030	120,000	155,587
Marsh & McLennan Companies, Inc.
4.85% due 02/15/2013 (a)	240,000	227,411
Torchmark Corp.
8.25% due 08/15/2009	100,000	106,750
Travelers Property Casualty Corp.
7.75% due 04/15/2026	50,000	59,655

		728,486

International Oil - 0.54%
Pemex Project Funding Master Trust
7.375% due 12/15/2014 (a)	260,000	286,260
Talisman Energy, Inc.
6.25% due 02/01/2038	610,000	588,535

		874,795

Liquor - 0.32%
Anheuser Busch Company, Inc.
9.00% due 12/01/2009	470,000	515,970

Manufacturing - 0.27%
Honeywell International, Inc.
7.50% due 03/01/2010	75,000	79,972
Tyco International Group SA
6.00% due 11/15/2013	350,000	362,136

		442,108

Metal & Metal Products - 0.13%
Alcoa, Inc.
7.375% due 08/01/2010	200,000	213,209
Paper - 0.09%
MeadWestvaco Corp.
6.85% due 04/01/2012	100,000	104,791

The accompanying notes are an integral part of the financial statements.

55

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Paper (continued)
Westvaco Corp.
7.10% due 11/15/2009	$35,000	$36,677

		141,468

Petroleum Services - 0.09%
Tosco Corp.
8.125% due 02/15/2030	110,000	140,653

Pharmaceuticals - 0.28%
Schering Plough Corp.
5.55% due 12/01/2013	250,000	250,724
Wyeth
5.50% due 03/15/2013 (b)	200,000	201,294

		452,018

Railroads & Equipment - 0.86%
Canadian National Railway Company
6.375% due 10/15/2011	300,000	312,989
CSX Corp.
7.45% due 05/01/2007	125,000	125,770
Norfolk Southern Corp.
7.35% due 05/15/2007	855,000	860,925
Union Pacific Corp.
6.625% due 02/01/2029	85,000	92,456

		1,392,140

Real Estate - 0.70%
EOP Operating, LP
6.80% due 01/15/2009	150,000	155,002
7.00% due 07/15/2011	250,000	270,545
Simon Property Group, LP
6.375% due 11/15/2007	700,000	705,392

		1,130,939

Retail - 0.34%
Federated Department Stores, Inc.
6.625% due 04/01/2011	200,000	206,633
Target Corp.
7.50% due 08/15/2010	100,000	107,365
Wal-Mart Stores, Inc.
6.75% due 10/15/2023 (a)	100,000	110,343
7.55% due 02/15/2030	110,000	133,419

		557,760

Retail Grocery - 0.10%
The Kroger Company
8.05% due 02/01/2010	150,000	160,493

Retail Trade - 0.18%
Kellogg Company, Series B
7.45% due 04/01/2031	100,000	119,402
Safeway, Inc.
5.80% due 08/15/2012	150,000	150,284
Target Corp.
6.75% due 01/01/2028	25,000	27,959

		297,645

Telecommunications Equipment &
Services - 0.86%
Deutsche Telekom International Finance BV
8.25% due 06/15/2030 (b)	546,000	671,219

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS (continued)
Telecommunications Equipment &
Services (continued)
France Telecom SA
8.50% due 03/01/2031 (b)	$100,000	$131,273
Verizon Global Funding Corp.
4.375% due 06/01/2013 (a)	370,000	348,948
7.25% due 12/01/2010	230,000	245,170

		1,396,610

Telephone - 0.84%
Ameritech Capital Funding
6.875% due 10/15/2027	60,000	61,160
BellSouth Corp.
6.875% due 10/15/2031	200,000	211,830
British Telecommunications PLC
8.125% due 12/15/2010	200,000	223,202
9.125% due 12/15/2030 (b)	130,000	177,824
GTE Corp.
6.94% due 04/15/2028	100,000	104,842
Sprint Capital Corp.
6.875% due 11/15/2028	150,000	150,151
7.625% due 01/30/2011	300,000	321,210
Telefonica Europe BV
8.25% due 09/15/2030	100,000	119,141

		1,369,360

Utility Service - 0.07%
United Utilities PLC
6.875% due 08/15/2028	100,000	105,935

TOTAL CORPORATE BONDS (Cost $32,162,610)		$32,601,300

COLLATERALIZED MORTGAGE
OBLIGATIONS - 5.02%
Bear Stearns Commercial Mortgage Securities,
Series 2004-PWR3, Class A4
4.715% due 02/11/2041	500,000	482,893
Chase Commercial Mortgage Securities Corp.,
Series 1997-2, Class A2
6.60% due 12/19/2029	189,082	189,831
Chase Commercial Mortgage Securities Corp.,
Series 2000-2, Class A2
7.631% due 07/15/2032	300,000	321,594
Citigroup Commercial Mortgage Trust, Series
2006-C4, Class A1
5.7201% due 03/15/2049 (b)	570,303	577,592
GE Capital Commercial Mortgage Corp.,
Series 2001-2, Class A4
6.29% due 08/11/2033	550,000	571,506
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C1, Class A2
6.70% due 05/15/2030	601,205	607,831
JPMorgan Chase Commercial Mortgage Securities
Corp., Series 2004-CB8, Class A4
4.404% due 01/12/2039	400,000	377,806
LB Commercial Conduit Mortgage Trust,
Series 1999-C2, Class A2
7.325% due 10/15/2032	400,000	416,346

The accompanying notes are an integral part of the financial statements.

56

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COLLATERALIZED MORTGAGE
OBLIGATIONS (continued)
LB-UBS Commercial Mortgage Trust,
Series 2000-C5, Class A1
6.41% due 12/15/2019	$359,309	$362,066
Merrill Lynch Mortgage Trust, Series 2006-C1,
Class AM
5.6599% due 05/12/2039 (b)	800,000	821,165
Merrill Lynch/Countrywide Commercial Mortgage
Trust, Series 2006-2, Class A1
5.773% due 06/12/2046 (b)	748,990	755,956
Prudential Commercial Mortgage Trust,
Series 2003-PWR1, Class A2
4.493% due 02/11/2036	450,000	432,283
Salomon Brothers Mortgage Securities VII,
Series 2000-C1, Class A2
7.52% due 12/18/2009	300,000	315,571
Salomon Brothers Mortgage Securities VII,
Series 2000-C3, Class A2
6.592% due 12/18/2033	500,000	519,473
Wachovia Bank Commercial Mortgage Trust,
Series 2004-C11, Class A5
5.215% due 01/15/2041	500,000	495,832
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR16, Class 2A1
4.9448% due 10/25/2035 (b)(c)	899,823	897,488

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $8,332,995)		$8,145,233

ASSET BACKED SECURITIES - 1.13%
Detroit Edison Securitization Funding, LLC,
Series 2001-1, Class A6
6.62% due 03/01/2016	250,000	272,318
Massachusetts RRB Special Purpose Trust,
Series 1999-1, Class A5
7.03% due 03/15/2012	150,000	155,916
MBNA Credit Card Master Note Trust,
Series 2002-A1, Class A1
4.95% due 06/15/2009	1,000,000	1,000,055
MBNA Master Credit Card Trust USA,
Series 2000-L, Class A
6.50% due 04/15/2010	400,000	404,623

TOTAL ASSET BACKED SECURITIES
(Cost $1,885,240)		$1,832,912

SUPRANATIONAL OBLIGATIONS - 0.81%
Supranational - 0.81%
African Development Bank
6.875% due 10/15/2015	35,000	38,547
Asian Development Bank
5.593% due 07/16/2018	250,000	256,515
European Investment Bank
4.625% due 03/01/2007 (a)	800,000	799,218
Inter-American Development Bank
8.50% due 03/15/2011	200,000	225,070

		1,319,350

TOTAL SUPRANATIONAL OBLIGATIONS
(Cost $1,325,455)		$1,319,350

Bond Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS - 23.75%
State Street Navigator Securities
Lending Prime Portfolio (c)	$38,537,753	$38,537,753

TOTAL SHORT TERM INVESTMENTS
(Cost $38,537,753)		$38,537,753

REPURCHASE AGREEMENTS - 0.44%
Repurchase Agreement with State
Street Corp. dated 12/29/2006 at
3.95% to be repurchased at
$724,318 on 01/02/2007,
collateralized by $645,000 U.S.
Treasury Bonds, 6.00% due
02/15/2026 (valued at $744,160,
including interest) (c)	$724,000	$724,000

TOTAL REPURCHASE AGREEMENTS
(Cost $724,000)		$724,000

Total Investments (Bond Index Trust B)
(Cost $199,174,994) - 122.52%		$198,845,454
Liabilities in Excess of Other Assets - (22.52)%		(36,555,009)

TOTAL NET ASSETS - 100.00%		$162,290,445

Index Allocation Trust
	Shares or
	Principal
	Amount	Value

INVESTMENT COMPANIES - 100.01%
JOHN HANCOCK TRUST
500 Index Trust Series NAV	3,151,810	$38,326,012
Bond Index Trust A Series NAV	2,611,357	32,850,867
International Equity Index Trust A Series NAV	776,249	16,425,434
Mid Cap Index Trust Series NAV	580,917	10,950,289
Small Cap Index Trust Series NAV	644,893	10,950,289

TOTAL INVESTMENT COMPANIES (Cost $104,177,900)		$109,502,891

Total Investments (Index Allocation Trust)
(Cost $104,177,900) - 100.01%		$109,502,891
Liabilities in Excess of Other Assets - (0.01)%		(15,260)

TOTAL NET ASSETS - 100.00%		$109,487,631

International Equity Index Trust A
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 95.85%
Argentina - 0.03%
Petrobras Energia Participaciones SA, ADR,
B Shares * (a)	2,575	$31,389
Siderar SA, Class A Shares, ADR (a)	295	18,780
Telecom Argentina SA, ADR, B Shares * (a)	2,234	44,702

The accompanying notes are an integral part of the financial statements.

57

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Argentina (continued)
Transportadora de Gas del Sur SA, ADR * (a)	410	$3,276

		98,147
Australia - 4.30%
ABC Learning Centres, Ltd.	6,805	45,058
AGL Energy, Ltd. *	7,417	94,596
Alinta, Ltd.	8,921	83,118
Alumina, Ltd.	20,268	101,289
Amcor, Ltd.	15,963	91,226
AMP, Ltd.	33,957	270,343
Ansell, Ltd.	2,185	19,376
APN News & Media, Ltd.	5,170	24,655
Aristocrat Leisure, Ltd. (a)	6,589	82,581
Australia and New Zealand Banking Group,
Ltd.	33,387	742,411
Australian Stock Exchange, Ltd.	3,221	96,861
Axa Asia Pacific Holdings, Ltd.	15,943	91,614
Babcock & Brown, Ltd.	3,927	76,767
BHP Billiton, Ltd.	63,462	1,265,605
Billabong International, Ltd.	2,888	39,611
Bluescope Steel, Ltd.	12,807	87,020
Boral, Ltd.	10,884	65,460
Brambles, Ltd., GDR *	11,561	115,258
Brambles, Ltd. *	16,750	169,397
Caltex Australia, Ltd.	2,411	43,711
Centro Properties Group, Ltd.	14,783	106,040
CFS Gandel Retail Trust (a)	24,760	45,475
CFS Retail Property Trust (a)	761	1,284
Challenger Financial Services Group, Ltd.	7,517	24,412
Coca-Cola Amatil, Ltd.	9,090	55,602
Cochlear, Ltd.	1,057	48,324
Coles Myer, Ltd.	20,666	228,060
Commonwealth Bank of Australia, Ltd.	23,327	909,814
Commonwealth Property Office Fund, Ltd.	26,130	30,278
Computershare, Ltd.	7,505	52,651
CSL, Ltd.	3,343	172,258
CSR, Ltd.	16,465	48,670
DB RREEF Trust (a)	44,157	61,782
Downer EDI, Ltd.	6,004	33,081
Foster's Group, Ltd.	35,735	194,923
Futuris Corp., Ltd.	9,312	14,460
General Property Trust, Ltd.	35,630	157,278
Goodman Fielder, Ltd.	17,846	31,229
Harvey Norman Holding, Ltd.	9,728	29,139
Iluka Resources, Ltd.	3,689	19,337
ING Industrial Fund (a)	16,713	31,222
Investa Property Group, Ltd.	26,362	52,157
James Hardie Industries, Ltd.	8,222	62,282
John Fairfax Holdings, Ltd.	18,843	71,740
Leighton Holdings, Ltd.	2,445	38,969
Lend Lease Corp.	6,710	97,532
Lion Nathan, Ltd.	4,688	30,154
Macquarie Airports, Ltd. (a)	10,703	30,372

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Macquarie Bank, Ltd.	4,502	$280,099
Macquarie Communications
Infrastructure Group, Ltd. (a)	5,351	26,573
Macquarie Goodman Group, Ltd. (a)	25,329	151,738
Macquarie Infrastructure Group, Ltd. (a)	46,638	127,198
Macquarie Office Trust	37,424	45,429
Mayne Nickless, Ltd.	10,410	31,182
Mayne Pharma, Ltd.	11,226	36,015
Mirvac Group, Ltd. (a)	17,974	79,199
Multiplex Group, Ltd.	9,760	30,696
National Australia Bank, Ltd.	29,296	932,941
Newcrest Mining, Ltd.	5,965	123,895
NRMA Insurance Group, Ltd.	32,122	160,783
OneSteel, Ltd.	9,885	36,466
Orica, Ltd.	5,742	109,992
Origin Energy, Ltd. (a)	16,094	104,914
Pacific Brands, Ltd.	7,085	14,576
Paladin Resources, Ltd. * (a)	7,176	50,343
PaperlinX, Ltd.	7,299	22,611
Perpetual Trust of Australia, Ltd. (a)	768	47,346
Publishing & Broadcasting, Ltd.	2,529	42,561
Qantas Airways, Ltd., ADR	17,353	71,402
QBE Insurance Group, Ltd.	14,719	334,725
Rinker Group, Ltd.	16,373	232,954
Rio Tinto, Ltd. (a)	5,176	303,143
Santos, Ltd.	10,239	79,660
Sonic Healthcare, Ltd.	4,623	54,224
Stockland - New Shares	618	3,775
Stockland Company, Ltd. (a)	24,754	161,562
Suncorp-Metway, Ltd.	10,114	162,238
Sydney Roads Group	12,126	12,617
TABCORP Holdings, Ltd.	9,789	130,018
Tattersall's, Ltd.	19,003	58,568
Telstra Corp., Ltd.	51,457	167,922
Toll Holdings, Ltd.	9,884	142,343
Transurban Group, Ltd. * (a)	14,443	86,751
Wesfarmers, Ltd.	6,972	206,308
Westfield Group - New Shares *	46	755
Westfield Group	27,457	454,286
Westpac Banking Corp., Ltd.	33,492	639,938
Woodside Petroleum, Ltd.	8,413	252,728
Woolworths, Ltd.	21,241	400,163
WorleyParsons, Ltd.	2,333	39,134
Zinifex, Ltd.	8,796	130,279

		12,864,532
Austria - 0.50%
Andritz AG	169	36,641
BetandWin.com Interactive
Entertainment AG * (a)	341	7,308
Bohler Uddeholm AG	773	54,165
Erste Bank der Oesterreichischen
Sparkassen AG	3,487	267,344

The accompanying notes are an integral part of the financial statements.

58

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Austria (continued)
Flughafen Wien AG	202	$19,832
Immoeast Immobilien Anlagen AG *	5,251	73,796
Immofinanz Immobilien Anlage AG *	8,437	120,242
Mayr-Melnhof Karton AG	71	13,304
Meinl European Land, Ltd. *	4,244	108,927
Oesterreichische Elektrizitaets AG, Class A	1,455	77,607
OMV AG	3,107	176,259
Raiffeisen International Bank Holding AG (a)	674	102,736
RHI AG * (a)	489	24,973
Telekom Austria AG	7,059	189,096
Voestalpine AG	1,644	92,786
Wiener Staedtische Allgemeine
Versicherung AG (a)	598	41,981
Wienerberger Baustoffindustrie AG	1,331	79,037

		1,486,034
Belgium - 1.02%
Agfa Gevaert NV	1,780	45,475
Barco NV (a)	221	20,123
Bekaert SA	220	27,493
Belgacom SA	3,061	134,791
Cofinimmo SA	120	24,101
Colruyt SA	294	62,772
Compagnie Maritime Belge SA	288	12,393
Delhaize Group (a)	1,441	120,083
Dexia	10,750	294,353
Euronav NV (a)	243	7,260
Fortis Group SA	21,893	933,725
Groupe Bruxelles Lambert SA	1,382	166,047
Interbrew	3,439	226,633
KBC Bancassurance Holding NV (a)	3,430	420,487
Mobistar SA	557	47,519
Omega Pharma SA	371	27,979
SA D'Ieteren Trading NV	48	17,083
Solvay SA (a)	1,192	182,778
Suez SA (a)	1,336	69,426
UCB SA	2,119	145,264
Union Miniere SA	466	79,327

		3,065,112
Bermuda - 0.23%
Brilliance China Automotive Holdings, Ltd. *	46,000	7,748
Central European Media Enterprises, Ltd. *	544	38,347
Cheung Kong Infrastructure Holdings, Ltd.	8,228	25,496
Cosco Pacific, Ltd.	22,000	51,425
Credicorp, Ltd., ADR	76	3,111
Esprit Holdings, Ltd.	18,485	206,892
Frontline, Ltd. (a)	908	29,304
Giordano International, Ltd.	27,389	14,966
Johnson Electronic Holdings, Ltd.	27,475	18,829
Li & Fung, Ltd.	40,829	127,302
Noble Group, Ltd. (a)	19,000	13,625
Orient Overseas International, Ltd.	3,938	25,063

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Bermuda (continued)
SeaDrill, Ltd., GDR *	4,217	$71,265
Sinochem Hong Kong Holding, Ltd., GDR	28,000	11,628
Texwinca Holdings, Ltd.	8,933	6,202
TPV Technology, Ltd.	18,000	11,363
Yue Yuen Industrial Holdings, Ltd.	11,933	37,743

		700,309
Brazil - 0.84%
All America Latina Logistica SA	6,000	62,304
Aracruz Celulose SA, ADR (a)	316	19,352
Banco Bradesco SA, ADR (a)	3,103	125,206
Banco Bradesco SA *	104	4,099
Banco Nossa Caixa SA	559	12,568
Brasil Telecom Participacoes SA, ADR (a)	340	14,515
Brasil Telecom Participacoes SA *	1,000,000	16,393
Braskem SA, ADR (a)	862	12,577
Centrais Eletricas Brasileiras SA, ADR,
B Shares (a)	778	8,727
Centrais Eletricas Brasileiras SA, ADR (a)	1,295	15,494
Centrais Eletricas Brasileiras SA	1,500,000	35,895
Cia Brasileira De Distribuicao Grupo Pao de
Acucar, ADR (a)	171	5,843
Cia de Concessoes Rodoviarias, ADR	2,700	36,485
Cia de Saneamento Basico do Estado de Sao
Paulo *	270,000	37,054
Cia Energetica De Minas Gerais, ADR (a)	703	33,885
Cia Vale do Rio Doce	8,400	250,623
Companhia Siderurgica Nacional SA, ADR	1,111	33,308
Companhia Siderurgica Nacional SA	1,100	33,232
Companhia Vale Do Rio Doce, ADR (a)	4,126	122,707
Companhia Vale Do Rio Doce, SADR	5,935	155,794
Cosan SA Industria e Comercio *	1,017	21,293
Cyrela Brazil Realty SA	4,000	38,201
Diagnosticos da America SA *	700	14,967
EDP- Energias do Brasil SA	900	13,911
Empresa Brasileira de Aeronautica SA *	5,000	51,639
Empresa Brasileira de Aeronautica SA, ADR	558	23,118
Gafisa SA *	1,016	15,199
Gerdau SA, SADR	2,214	35,424
Gerdau SA	963	14,050
Lojas Renner SA	2,000	28,759
Natura Cosmeticos SA	2,000	27,944
Perdigao SA	1,628	22,861
Petroleo Brasileiro SA, ADR	2,842	263,624
Petroleo Brasileiro SA, ADR	2,041	210,203
Petroleo Brasileiro SA	12,900	329,237
Souza Cruz SA	1,500	26,733
Submarino SA *	944	30,946
Tele Norte Leste Participacoes SA, ADR (a)	1,938	28,915
Tele Norte Leste Participacoes SA	1,200	31,307
Tractebel Energia SA	2,100	17,705
Unibanco - Uniao de Bancos Brasileiros SA *	13,400	126,782

The accompanying notes are an integral part of the financial statements.

59

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil (continued)
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	611	$56,798
Usinas Siderurgicas de Minas Gerais SA,
ADR * (a)	588	22,170
Vivo Participacoes SA, ADR * (a)	3,136	12,858
Votorantim Celulose e Papel SA, SADR * (a)	467	9,158

		2,509,863
Canada - 5.66%
Aber Diamond Corp.	964	35,569
Abitibi-Consolidated, Inc.	6,481	16,628
ACE Aviation Holdings, Inc. *	1,600	51,883
Agnico-Eagle Mines, Ltd.	2,187	90,246
Agrium, Inc.	2,339	73,337
Alcan Aluminum, Ltd.	6,881	335,252
Algoma Steel, Inc. *	700	19,761
Alimentation Couche Tard, Inc., ADR	2,400	52,205
Angiotech Pharmaceuticals, Inc. *	1,346	11,076
ARC Energy Trust, ADR	1,500	28,703
Astral Media. Inc.	800	27,410
Bank Nova Scotia Halifax	17,852	798,086
Bank of Montreal	8,991	532,331
Barrick Gold Corp.	15,610	480,194
BCE, Inc.	5,038	135,742
Bema Gold Corp. *	9,100	47,632
Biovail Corp.	2,450	51,716
Bombardier, Inc. *	26,962	91,385
Brookfield Asset Management, Inc.	6,399	309,463
Brookfield Properties Corp.	2,727	107,522
CAE, Inc.	3,884	35,827
Cameco Corp.	6,434	260,584
Canadian Imperial Bank of Commerce	6,070	511,997
Canadian National Railway Company	9,502	408,242
Canadian Natural Resources, Ltd.	9,808	523,054
Canadian Oil Sands Trust, ADR	4,300	120,322
Canadian Pacific Railway, Ltd.	2,826	148,890
Canadian Tire Corp., Ltd.	1,446	87,946
Canetic Resources Trust	3,700	52,195
Canfor Corp. *	1,100	10,185
Canfor Pulp Income Fund	274	2,900
Celestica, Inc. *	3,508	27,332
CGI Group, Inc. *	4,924	34,351
CI Financial Income Fund *	967	22,171
Cognos, Inc. *	1,587	67,475
Cott Corp. *	1,369	19,606
Domtar, Inc. *	3,590	30,343
Duvernay Oil Corp, ADR *	700	20,741
Eldorado Gold Corp. *	6,100	33,028
Enbridge, Inc.	5,924	204,702
EnCana Corp.	14,936	687,717
Enerplus Resources Fund	2,100	91,323
Ensign Energy Services, Inc., ADR	2,000	31,560
Fairfax Financial Holdings, Ltd.	341	67,787

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Finning International, Inc.	1,481	$60,732
First Calgary Petroleums, Ltd., ADR *	3,400	20,335
First Quantum Minerals, Ltd., ADR	1,200	64,613
Fortis, Inc.	2,000	51,090
Four Seasons Hotels, Inc.	447	36,446
George Weston, Ltd.	864	56,048
Gildan Activewear, Inc. *	1,100	51,432
Goldcorp, Inc.	12,828	364,454
Great-West Lifeco, Inc.	4,924	142,810
Harvest Energy Trust	1,800	40,513
Husky Energy, Inc.	2,374	158,973
IGM Financial, Inc.	2,104	88,645
Imperial Oil, Ltd.	6,027	222,017
Ipsco, Inc.	800	75,222
Ivanhoe Mines, Ltd. *	4,600	45,392
Jean Coutu Group, Inc.	2,200	25,957
Kinross Gold Corp. *	6,635	78,682
Loblaw Companies, Ltd.	2,063	86,368
Magna International, Inc.	2,057	165,686
Manulife Financial Corp.	28,576	964,875
MDS, Inc.	2,609	47,618
Meridian Gold, Inc. *	1,927	53,623
Methanex Corp.	1,733	47,437
MI Developments, Inc.	729	26,085
National Bank of Canada	2,932	165,645
Nexen, Inc.	4,718	259,907
Niko Resources, Ltd.	700	50,064
Nortel Networks Corp. *	7,676	206,036
Nova Chemicals Corp.	1,651	46,042
Novelis, Inc.	1,312	36,690
Onex Corp.	2,268	55,172
Open Text Corp. *	1,058	21,716
OPTI Canada, Inc. *	3,300	56,010
Pan American Silver Corp *	1,100	27,750
Penn West Energy Trust	4,080	124,529
Petro-Canada	9,108	373,183
Potash Corp. of Saskatchewan, Inc.	1,863	266,965
Power Corp. Of Canada	6,083	184,202
Power Financial Corp.	4,478	144,822
Precision Drilling Trust, ADR	900	20,851
PrimeWest Energy Trust	1,200	22,138
Provident Energy Trust	3,900	42,969
QLT, Inc. *	1,657	14,033
Quebecor World, Inc.	1,581	18,314
Research In Motion, Ltd. *	3,000	383,559
Ritchie Bros. Auctioneers, Inc.	500	26,811
Rogers Communications, Inc., Class B	8,058	239,928
RONA, Inc. *	2,200	39,643
Royal Bank of Canada	23,424	1,115,524
Saputo, Inc.	800	25,372
Shaw Communications, Inc.	3,049	96,567
Shell Canada, Ltd.	3,620	135,152

The accompanying notes are an integral part of the financial statements.

60

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Shoppers Drug Mart Corp.	3,444	$148,026
SNC-Lavalin Group, Inc.	2,887	77,959
Sun Life Financial, Inc.	10,448	442,162
Suncor Energy, Inc.	8,298	653,573
Talisman Energy, Inc.	19,974	339,356
Teck Cominco, Ltd.	3,744	282,390
Telus Corp. - Non Voting Shares	2,956	131,972
Telus Corp.	1,005	46,154
Thomson Corp.	4,102	170,289
TransAlta Corp.	3,779	86,385
Trans-Canada Corp.	8,850	308,391
Trican Well Service, Ltd.	1,800	31,385
TSX Group, Inc.	1,176	47,034
UTS Energy Corp., ADR *	6,500	25,154
Western Oil Sands, Inc. *	2,600	72,976
Yamana Gold, Inc.	5,700	74,882
Yellow Pages Income Fund	4,500	49,695

		16,958,849
Cayman Islands - 0.10%
Agile Property Holdings, Ltd.	31,800	29,806
ASM Pacific Technology, Ltd.	2,586	14,397
Foxconn International Holdings, Ltd. *	38,000	125,077
Hutchison Telecommunications
International, Ltd. *	25,277	63,895
Kingboard Chemical Holdings, Ltd.	10,228	40,175
Shimao Property Holdings, Ltd., GDR *	15,000	28,119
Xinao Gas Holdings, Ltd., GDR	10,000	11,315

		312,784
Chile - 0.22%
Banco Santander Chile SA, ADR	1,794	86,399
Cia Cervecerias Unidas SA, ADR	1,131	33,591
Compania de Telecomunicaciones de Chile
SA, ADR (a)	4,451	35,741
Distribucion y Servicio D&S SA, ADR (a)	1,922	39,555
Embotelladora Andina SA, ADR, Series A	514	8,106
Embotelladora Andina SA, ADR, Series B	1,218	20,621
Empresa Nacional de Electricidad SA, ADR	4,340	159,495
Enersis SA, ADR	10,330	165,280
Lan Airlines SA, SADR (a)	884	48,523
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares (a)	409	55,448
Vina Concha Y Toro SA, ADR (a)	512	15,155

		667,914
China - 1.10%
Air China, Ltd., Class H	44,000	23,817
Aluminum Corp. of China, Ltd.	60,000	55,698
Angang New Steel Company, Ltd. Class H	18,000	26,430
Bank of China, Ltd., H Shares *	435,400	239,600
Bank of Communications Company, Ltd.,
Class H	110,700	133,223
Beijing Capital International Airport Company,
Ltd., Class H	26,000	20,359

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
Beijing Datang Power Generation
Company , Ltd., Class H	26,000	$27,078
BYD Company, Ltd., H Shares *	3,000	11,495
Chaoda Modern Agriculture Holdings, Ltd.	32,000	20,613
China Construction Bank	470,800	299,637
China Life Insurance Company, Ltd.	132,000	448,905
China Mengniu Dairy Company, Ltd.	17,000	44,590
China Overseas Land & Investment, Ltd.	66,000	88,423
China Petroleum & Chemical Corp., Class H	320,000	296,235
China Shipping Container Lines Company, Ltd.	34,000	9,180
China Shipping Development Company, Ltd.,
Class H	24,000	36,721
China Telecom Corp., Ltd.	266,000	145,695
China Travel International Investment
Hong Kong, Ltd.	58,000	19,165
COSCO Holdings	31,900	20,795
Dongfeng Motor Group Company, Ltd. *	46,000	22,297
Guangdong Investment, Ltd.	46,000	20,760
Guangshen Railway Company, Ltd., Class H	24,000	16,355
Guangzhou R&F Properties Company, Ltd. -
H Shares	18,800	40,561
Huadian Power International Corp., Ltd.,
Class H	28,000	11,016
Huaneng Power International, Inc., Class H	58,000	51,754
Hunan Non-Ferrous Metal Corp., Ltd *	22,000	12,729
Industrial & Commercial Bank of China *	542,000	337,983
Jiangsu Expressway, Ltd.	20,000	12,600
Jiangxi Copper Company, Ltd., Class H	26,000	26,476
Lenovo Group, Ltd.	62,000	25,190
Maanshan Iron & Steel Company, Ltd.,Class H	28,000	15,372
PetroChina Company, Ltd., Class H	360,000	510,080
PICC Property & Casualty Company, Ltd.,
Class H *	48,000	24,563
Shanghai Electric Group Company, Ltd.	58,000	24,236
Shanghai Forte Land Company	22,000	9,844
Shenzhen Expressway Company, Ltd.	14,000	8,406
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	42,000	20,737
Sinopec Yizheng Chemical Fibre
Company, Ltd. *	30,000	6,789
Sinotrans, Ltd., Class H	25,000	9,032
Solomon Systech International, Ltd.	27,706	4,310
Tsingtao Brewery Company, Ltd., Series H	6,000	10,121
Weichai Power Company, Ltd.	3,000	10,588
Yanzhou Coal Mining Company, Ltd., Class H	36,000	29,114
Zhejiang Expressway Company, Ltd., Class H	24,000	18,391
Zijin Mining Group, Ltd.	62,322	43,431
ZTE Corp., Class H	2,600	11,968

		3,302,362
Colombia - 0.05%
BanColombia SA, ADR (a)	4,615	143,757

The accompanying notes are an integral part of the financial statements.

61

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Czech Republic - 0.11%
CEZ AS	4,187	$191,943
Komercni Banka AS	308	45,785
Philip Morris CR AS	14	7,274
Telefonica Czech Republic A.S.	2,281	52,491
Unipetrol AS *	1,475	16,551
Zentiva NV	464	28,257

		342,301
Denmark - 0.64%
A P Moller- Maersk A/S (a)	20	188,320
AS Det Ostasiatiske Kompagni	361	20,191
Bang & Olufsen A/S - B Series (a)	182	23,451
Carlsberg AS, B Shares (a)	552	54,810
Codan AS	250	24,292
Coloplast AS (a)	465	42,056
Dampskibsselskabet Torm AS (a)	250	16,372
Danisco AS (a)	881	75,002
Danske Bank AS	8,798	390,853
DSV AS (a)	338	61,738
FLS Industries AS, B Shares	817	51,912
GN Store Nord AS (a)	3,966	58,613
H. Lundbeck AS (a)	1,010	27,842
Jyske Bank *	1,105	78,426
NKT Holdings A/S	411	36,336
Novo Nordisk AS, Class B	650	54,129
Novo Nordisk AS	3,745	311,865
Novozymes AS, B Shares	864	74,320
Sydbank AS	1,100	52,567
Topdanmark AS * (a)	353	58,355
TrygVesta AS (a)	477	36,430
Vestas Wind Systems AS *	3,444	145,533
William Demant Holdings AS * (a)	582	47,178

		1,930,591
Finland - 1.12%
Amer Sport Oyj (a)	1,210	26,633
Cargotec Corp. Oyj, B Shares	717	39,833
Elisa Oyj, A Shares	2,657	72,753
Fortum Corp. Oyj	8,076	229,767
KCI Konecranes Oyj	1,086	31,958
Kesko Oyj	1,169	61,735
Kone Corp. Oyj (a)	1,362	77,176
Metra Oyj, B Shares (a)	1,169	62,954
Metso Oyj	2,327	117,424
Neste Oil Oyj (a)	2,291	69,624
Nokia AB Oyj	74,844	1,528,870
Nokian Renkaat Oyj (a)	1,940	39,732
OKO Bank - A (a)	1,700	28,490
Oriola-KD Oyj *	1,310	5,376
Orion Oyj, Series B * (a)	1,599	34,710
Outokumpu Oyj (a)	1,787	69,942
Rautaruukki Oyj	1,481	58,923
Sampo Oyj, A Shares	7,740	207,134

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Finland (continued)
SanomaWSOY Oyj (a)	1,130	$31,836
Stora Enso Oyj, R Shares	10,647	168,598
TietoEnator Oyj (a)	1,416	45,668
UPM-Kymmene Oyj	9,584	241,812
Uponor Oyj	1,034	38,696
YIT Oyj	2,333	64,497

		3,354,141
France - 7.40%
Accor SA	3,653	282,963
Air France KLM	2,134	89,803
Alcatel-Lucent	41,037	590,262
Alstom RGPT *	1,977	267,929
Atos Origin SA *	1,068	63,321
AXA Group	29,578	1,197,085
BNP Paribas SA	14,855	1,620,161
Bouygues SA	3,608	231,533
Business Objects SA *	1,771	69,479
Cap Gemini SA	2,461	154,420
Carrefour SA	10,582	641,507
Casino Guich-Perrachon SA	727	67,538
CNP Assurances SA	699	78,035
Compagnie De Saint Gobain SA	5,601	470,443
Compagnie Generale des Etablissements
Michelin, Class B	2,506	239,752
Credit Agricole SA	10,493	441,152
Dassault Systemes SA	1,015	53,844
Essilor International SA	1,763	189,490
European Aeronautic Defence &
Space Company	5,962	205,341
France Telecom SA	30,101	832,161
Gaz de France	3,364	154,704
Gecina SA	241	46,113
Groupe Danone SA	4,227	640,349
Hermes International SA	1,155	144,412
Imerys SA	512	45,538
Klepierre SA	323	60,951
Lafarge SA	2,629	390,982
Lagardere S.C.A.	2,172	174,837
L'Air Liquide SA	2,144	508,977
L'Oreal SA	5,121	512,908
LVMH Moet Hennessy SA	4,291	452,709
M6-Metropole Television	1,088	38,851
Neopost SA	557	69,937
PagesJaunes Groupe SA (a)	2,194	43,631
Pernod-Ricard SA	1,325	304,234
Peugeot SA	2,737	181,310
Pinault-Printemps-Redoute SA	1,160	173,279
Publicis Groupe SA	2,526	106,499
Renault Regie Nationale SA	3,324	399,158
Safran SA	2,966	68,807
Sanofi-Aventis	18,017	1,663,078
Schneider Electric SA	4,058	450,350

The accompanying notes are an integral part of the financial statements.

62

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
SCOR	19,002	$56,168
Societe BIC SA	499	34,735
Societe Des Autoroutes Paris-Rhin-Rhone	476	38,002
Societe Generale	6,542	1,110,182
Societe Television Francaise 1	2,057	76,302
Sodexho Alliance	1,561	97,907
STMicroelectronics NV	11,895	220,852
Suez SA Strip VVPR *	1,336	18
Suez SA	16,738	866,492
Technip SA (a)	1,872	128,455
Thales SA	1,471	73,336
Thomson *	4,724	92,323
Total SA	38,591	2,783,035
Unibail	803	196,139
Valeo SA	1,391	57,875
Vallourec SA	720	209,310
Veolia Environnement SA	5,029	387,558
Vinci SA	3,788	483,869
Vivendi Universal SA	20,363	795,651
Zodiac SA	707	47,488

		22,173,530
Germany - 5.53%
Adidas-Salomon AG	3,738	186,110
Allianz AG	7,810	1,594,969
Altana AG (a)	1,253	77,713
BASF AG	8,806	858,167
Bayer AG	13,102	702,987
Beiersdorf AG (a)	895	58,013
Bilfinger Berger AG	677	49,600
Celesio AG	1,510	80,979
Commerzbank AG	11,217	427,037
Continental AG	2,341	272,157
DaimlerChrysler AG	16,630	1,027,024
Deutsche Bank AG	9,417	1,259,320
Deutsche Boerse AG	1,855	341,281
Deutsche Lufthansa AG	4,164	114,567
Deutsche Post AG, GDR	918	27,384
Deutsche Post AG	13,144	396,156
Deutsche Postbank AG	1,483	125,187
Deutsche Telekom AG	51,053	932,395
Douglas Holding AG	597	30,858
E.ON AG	11,284	1,531,177
Fresenius Medical Care AG	1,162	154,825
Heidelberger Druckmaschinen AG	1,038	49,146
Hochtief AG	746	54,340
Hypo Real Estate Holding AG	2,338	147,289
Infineon Technologies AG *	13,382	188,597
IVG Immobilien AG	1,411	60,588
KarstadtQuelle AG * (a)	942	27,298
Linde AG	2,033	209,952
MAN AG	2,240	202,361

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Merck & Company AG	932	$96,594
Metro AG	2,908	185,385
MLP AG (a)	1,181	23,439
Muenchener Rueckversicherungs-
Gesellschaft AG	3,731	642,114
Premiere AG * (a)	1,358	22,759
ProSieben Sat.1 Media AG	1,351	44,302
Puma AG	202	78,814
Qiagen AG *	2,160	33,121
Rheinmetall AG	643	48,772
RWE AG	8,080	890,308
Salzgitter AG	753	98,422
SAP AG	16,112	855,984
Siemens AG	15,338	1,520,836
Solarworld AG (a)	677	42,524
Suedzucker AG	1,120	27,091
Thyssen Krupp AG	6,519	307,022
TUI AG (a)	3,573	71,384
Volkswagen AG (a)	3,120	353,622
Wincor Nixdorf AG	286	44,481

		16,574,451
Greece - 0.50%
Alpha Bank SA	6,557	198,145
Athens Stock Exchange SA (ASE) *	720	13,245
Bank of Piraeus SA	3,831	123,453
Coca Cola Hellenic Bottling Company SA	1,930	75,386
Cosmote Mobile Communications SA	1,790	52,911
EFG Eurobank Ergas SA	4,088	148,026
Folli-Follie SA	310	12,231
Germanos SA	740	18,554
Greek Organization of Football Prognostics	3,970	153,392
Hellenic Petroleum SA	1,770	24,385
Hellenic Technodomiki Tev SA	1,980	22,104
Hellenic Telecommunications Organization SA *	5,670	170,293
Intracom SA *	1,590	10,785
Motor Oil Hellas Corinth Refineries SA	727	18,726
National Bank Of Greece SA	6,743	310,543
Public Power Corp.	1,870	47,379
Techniki Olympiaki SA	1,270	4,257
Titan Cement Company SA	1,030	56,134
Viohalco SA	1,820	22,672

		1,482,621
Hong Kong - 1.75%
Anhui Conch Cement Company, Ltd., Series H	8,000	26,641
Bank of East Asia, Ltd.	26,346	149,724
Beijing Enterprises Holdings, Ltd.	6,000	12,883
BOC Hong Kong Holdings, Ltd.	65,672	178,585
Cathay Pacific Airways, Ltd.	18,218	44,973
Cheung Kong Holdings, Ltd.	27,151	334,605
China Eastern Airlines Corp., Ltd. *	32,000	6,953
China Everbright, Ltd. *	14,000	16,380

The accompanying notes are an integral part of the financial statements.

63

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
China Merchants Holdings International
Company, Ltd.	20,256	$83,081
China Mobile, Ltd.	94,500	818,321
China Resource Power Holdings, Ltd.	22,000	33,491
China Resources Enterprises, Ltd.	22,000	63,220
China Resources Land, Ltd.	22,000	26,335
China Southern Airlines Company, Ltd. *	24,000	9,751
Citic Pacific, Ltd.	21,000	72,497
CLP Holdings, Ltd.	32,611	241,513
CNOOC, Ltd.	289,000	274,226
COFCO International, Ltd.	12,000	12,112
Denway Motors, Ltd.	96,000	38,881
FU JI Food & Catering Services Holdings, Ltd.	3,700	9,586
Global Bio-Chem Technology Group Company	24,000	8,085
Gome Electrical Appliances Holdings, Ltd.	22,000	17,255
Guangzhou Investment Company, Ltd.	70,000	19,620
Hang Lung Properties, Ltd.	40,674	101,769
Hang Seng Bank, Ltd.	13,781	188,351
Henderson Land Development Company, Ltd.	15,399	86,027
Hong Kong & China Gas Company, Ltd.	63,817	143,592
Hong Kong Electric Holdings, Ltd.	24,918	121,585
Hong Kong Exchange & Clearing, Ltd.	18,570	204,381
Hopewell Holdings, Ltd.	11,638	40,850
Hopson Development Holdings, Ltd., GDR	12,000	33,944
Hutchison Whampoa, Ltd.	38,423	390,277
Hysan Development Company, Ltd.	11,696	30,602
Kerry Properties, Ltd.	9,292	43,428
Li Ning Company, Ltd.	12,000	19,255
Link, REIT	37,327	77,173
Melco International Development	14,000	33,301
MTR Corp, Ltd.	24,105	60,312
New World Development Company, Ltd.	47,372	95,382
Nine Dragons Paper Holdings, Ltd.	18,600	32,142
PCCW, Ltd.	63,652	38,710
Ping An Insurance Group Company of China,
Ltd.	26,500	146,340
Semiconductor Manufacturing
International Corp. *	212,000	27,530
Shanghai Industrial Holdings, Ltd.	9,000	19,163
Shangri-La Asia, Ltd.	21,953	57,299
Shenzhen Investment, Ltd.	22,000	9,136
Shun Tak Holdings, Ltd.	18,000	27,541
Sino Land Company, Ltd.	24,193	56,487
Sun Hung Kai Properties, Ltd.	24,389	280,341
Swire Pacific, Ltd., Class A	16,837	181,627
TCL Multimedia Technology Holdings, Ltd. *	8,000	576
Techtronic Industries Company, Ltd.	18,985	24,556
Television Broadcasting Company, Ltd.	4,819	29,431
Travelsky Technology, Ltd.	6,000	9,165
Weiqiao Textile Company, Ltd.	7,000	9,432
Wharf Holdings, Ltd.	22,332	82,407

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Wing Hang Bank, Ltd.	3,000	$35,294

		5,236,124
Hungary - 0.15%
Gedeon Richter Rt.	240	54,725
Magyar Telekom Rt. *	8,054	44,728
MOL Magyar Olaj - es Gazipari Rt.	1,216	137,870
OTP Bank Rt.	4,325	198,644

		435,967
India - 0.97%
Bajaj Auto, Ltd., ADR	927	50,985
Dr Reddy's Laboratories, Ltd., ADR (a)	3,046	55,437
Grasim Industries, Ltd., ADR	1,001	62,963
ICICI Bank, Ltd., SADR	10,275	428,879
Infosys Technologies, Ltd., ADR (a)	14,587	795,867
Larsen & Toubro, Ltd., ADR	2,496	81,540
Ranbaxy Laboratories, Ltd., ADR	4,214	37,926
Reliance Capital, Ltd. *	811	11,123
Reliance Communication, Ltd., ADR *	16,220	172,845
Reliance Energy, Ltd., ADR	405	14,276
Reliance Industries, Ltd., ADR	11,445	658,088
Reliance Natural Resources, Ltd., ADR *	8,110	8,136
Satyam Computer Services, Ltd., ADR (a)	8,682	208,455
State Bank of India, Ltd., ADR (a)	649	48,286
Tata Motors, Ltd., ADR (a)	7,396	151,100
Videsh Sanchar Nigam, Ltd., ADR (a)	877	16,838
Wipro, Ltd., ADR (a)	6,013	97,110

		2,899,854
Indonesia - 0.24%
Aneka Tambang Tbk PT	10,575	9,407
Astra Agro Lestari Tbk PT	6,342	8,885
Astra International Tbk PT	37,517	65,494
Bank Central Asia Tbk PT	113,613	65,690
Bank Danamon Indonesia Tbk PT	31,741	23,823
Bank Internasional Indonesia Tbk PT	362,500	9,674
Bank Mandiri Tbk PT	112,622	36,316
Bank Pan Indonesia Tbk PT *	113,801	7,339
Bank Rakyat Indonesia Tbk PT	100,999	57,836
Berlian Laju Tanker Tbk PT	43,000	8,319
Bumi Resources Tbk PT	308,220	30,844
Energi Mega Persada Tbk PT *	83,500	4,828
Gudang Garam Tbk PT	11,018	12,496
Indocement Tunggal Prakarsa Tbk PT	15,013	9,599
Indofood Sukses Makmur Tbk PT	80,095	12,023
Indosat Tbk PT	523	20,162
International Nickel Indonesia Tbk PT	4,000	13,788
Kalbe Farma Tbk PT *	85,929	11,370
Perusahaan Gas Negara Tbk PT	34,003	43,858
PT Indonesian Satellite Corp.	19,000	14,260
PT Telekomunikiasi Indonesia, ADR	2,899	132,194
Ramayana Lestari Sentosa Tbk PT	40,369	3,905
Semen Gresik Persero Tbk PT	2,586	10,438

The accompanying notes are an integral part of the financial statements.

64

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Indonesia (continued)
Telekomunikasi Indonesia Tbk PT	71,000	$79,735
Unilever Indonesia Tbk PT	28,500	20,915
United Tractors Tbk PT	22,532	16,410

		729,608
Ireland - 0.82%
Allied Irish Banks PLC - London	1,672	49,908
Allied Irish Banks PLC	14,867	441,416
Bank of Ireland - London	1,913	44,177
Bank of Ireland	16,525	381,612
C&C Group PLC - London	566	10,083
C&C Group PLC	5,328	94,562
CRH PLC - London	989	41,215
CRH PLC	9,219	383,697
DCC PLC- London	167	5,655
DCC PLC	1,314	44,649
Depfa Bank PLC	6,207	110,985
Elan Corp PLC - London *	814	11,493
Elan Corp. *	7,337	104,080
Experian Group, Ltd. *	18,737	220,012
Fyffes PLC	6,208	14,582
Grafton Group PLC *	3,874	64,720
Greencore Group PLC - London	551	3,345
Greencore Group PLC	2,521	15,569
Iaws Group PLC, ADR	1,734	44,391
IAWS Group PLC	223	5,685
Independent News & Media PLC - London	1,411	5,604
Independent News & Media PLC	9,458	37,567
Irish Life & Permanent PLC - London	313	8,674
Irish Life & Permanent PLC	4,627	127,611
Kerry Group PLC	2,126	53,107
Kerry Group PLC - London	267	6,624
Kingspan Group PLC - London	248	6,578
Kingspan Group PLC	2,178	57,683
Paddy Power PLC	174	3,488
Paddy Power PLC	712	14,150
Ryanair Holdings PLC, SADR * (a)	556	45,314

		2,458,236
Israel - 0.34%
Africa-Israel Investments, Ltd.	206	15,571
Aladdin Knowledge Systems, ADR *	144	2,807
Alvarion, Ltd., ADR *	1,474	9,905
Audio Codes, Ltd., ADR * (a)	632	5,922
Bank Hapoalim, Ltd.	17,596	82,815
Bank Leumi Le-Israel	15,852	64,496
Bezek Israeli Telecommunications Corp., Ltd.	19,604	31,793
Check Point Software Technologies, Ltd., ADR *	3,648	79,964
Clal Industries & Investments, Ltd.	1,227	6,357
Clal Insurance Enterprise Holdings, Ltd.	327	8,118
Discount Investment Corp.	305	8,844
ECI Telecom, Ltd., ADR * (a)	1,010	8,747
Elbit Systems, Ltd.	392	12,668

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Israel (continued)
Given Imaging Corp., ADR * (a)	414	$8,011
Harel Insurance Investments, Ltd.	145	7,900
ICL Israel Chemicals, Ltd.	9,467	59,169
IDB Development Corp., Ltd.	339	10,594
Israel Corp., Ltd.	40	20,163
Israel Discount Bank, Ltd. *	8,360	18,599
Koor Industries, Ltd. *	167	8,781
Makhteshim-Agam Industries, Ltd.	5,876	33,326
Migdal Insurance Holdings, Ltd.	5,069	7,376
Nice Systems, Ltd. *	908	28,009
Orbotech, Ltd. *	594	15,111
Partner Communications, Ltd.	1,310	14,872
RADWARE, Ltd. ADR *	269	4,274
Retalix, Ltd. *	247	4,037
Strauss-Elite, Ltd.	327	3,349
Super-Sol, Ltd. *	1,187	4,559
Syneron Medical, Ltd., ADR * (a)	238	6,457
Tadiran Communications Industries, Ltd.	97	3,793
Teva Pharmaceutical Industries, Ltd.	13,145	409,846
United Mizrahi Bank, Ltd.	2,283	17,159

		1,023,392
Italy - 2.86%
Alleanza Assicuraz SpA (a)	7,288	97,230
Assicurazioni Generali SpA	16,624	729,845
Autogrill SpA (a)	1,626	29,889
Autostrade SpA (a)	4,939	142,017
Banca Intesa SpA - Non convertible (a)	15,990	116,685
Banca Intesa SpA	68,012	525,030
Banca Monte dei Paschi Siena SpA (a)	19,453	125,848
Banca Popolare di Milano SpA (a)	7,000	121,469
Banche Popolari Unite SpA (a)	5,864	161,108
Banco Popolare Di Verona e Novara SpA (a)	6,466	185,583
Benetton Group SpA (a)	1,013	19,329
Bulgari SpA (a)	2,308	32,741
Capitalia SpA (a)	29,457	278,709
Enel SpA (a)	74,983	773,276
Eni SpA	45,120	1,517,089
Fiat SpA * (a)	9,585	183,148
Finmeccanica SpA (a)	5,234	141,796
Fondiaria-Sai SpA (a)	1,192	57,004
Gruppo Editoriale L'Espresso SpA (a)	3,090	16,800
Italcementi SpA (a)	1,317	37,139
Lottomatica SpA (a)	1,080	44,921
Luxottica Group SpA (a)	2,247	69,029
Mediaset SpA (a)	13,253	157,223
Mediobanca SpA (a)	8,409	198,517
Mediolanum SpA (a)	4,491	36,595
Mondadori (Arnoldo) Editore SpA (a)	1,879	19,638
Pirelli & Company SpA (a)	46,402	46,200
San Paolo-IMI SpA	19,381	450,123
Seat Pagine Gialle SpA (a)	71,507	42,604

The accompanying notes are an integral part of the financial statements.

65

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy (continued)
Snam Rete Gas SpA (a)	17,367	$98,488
T.E.R.N.A SpA (a)	20,857	70,665
Telecom Italia SpA (a)	186,045	562,207
Telecom Italia SpA-RNC (a)	103,320	262,048
Tiscali SpA * (a)	4,559	15,221
UniCredito Italiano SpA (a)	34,310	301,082
UniCredito Italiano SpA	101,204	886,764

		8,553,060
Japan - 17.26%
Access Company, Ltd. * (a)	4	18,450
Acom Company, Ltd. (a)	1,333	44,797
Aderans Company, Ltd. (a)	717	17,801
Advantest Corp. (a)	2,820	161,583
AEON Company, Ltd.	11,196	242,215
AEON Credit Service Company, Ltd. (a)	1,423	26,960
Aiful Corp. (a)	1,398	39,347
Aisin Seiki Company	3,421	114,680
Ajinomoto Company, Inc. (a)	10,695	141,342
Alfresa Holdings Corp. (a)	376	22,713
All Nippon Airways Company, Ltd.	10,285	36,379
Alps Electric Company, Ltd. (a)	2,562	27,789
Amada Company, Ltd.	7,171	75,973
Amano Corp. (a)	705	8,849
Aoyama Trading Company, Ltd.	858	25,735
Arrk Corp. *	1,000	15,064
Asahi Breweries, Ltd. (a)	6,899	110,419
Asahi Glass Company, Ltd. (a)	16,809	201,948
Asahi Kasei Corp. (a)	21,037	137,684
ASATSU-DK, Inc. (a)	752	23,882
Asics Corp. (a)	3,000	37,656
Astellas Pharmaceuticals, Inc.	9,605	436,573
Autobacs Seven Company, Ltd.	447	16,336
Bank of Fukuoka, Ltd. (a)	10,638	77,579
Bank of Kyoto, Ltd. (a)	5,000	46,629
Benesse Corp. (a)	1,146	43,616
Bridgestone Corp. (a)	10,647	237,495
Canon Sales Company, Inc. (a)	1,500	34,089
Canon, Inc. (a)	19,026	1,070,987
Casio Computer Company, Ltd.	4,267	96,794
Central Glass Company, Ltd.	2,114	12,113
Central Japan Railway Company, Ltd.	28	289,351
Chiba Bank, Ltd.	13,104	110,755
Chiyoda Corp. (a)	3,000	58,727
Chubu Electric Power Company, Inc. (a)	11,923	356,613
Chugai Pharmaceutical Company, Ltd. (a)	4,984	102,800
Circle K Sunkus Company, Ltd.	1,088	19,333
Citizen Watch Company, Ltd. (a)	6,065	46,421
Coca-Cola West Japan Company, Ltd. (a)	1,323	30,623
COMSYS Holdings Corp.	2,057	22,778
Credit Saison Company, Ltd. (a)	2,809	96,760
CSK Corp.	1,310	55,911

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Dai Nippon Printing Company, Ltd. (a)	11,047	$170,589
Daicel Chemical Industries, Ltd. (a)	4,466	31,481
Daido Steel Company, Ltd. (a)	7,000	46,520
Daifuku Company, Ltd.	1,500	23,806
Daiichi Sankyo Company, Ltd.	13,128	410,302
Daikin Industries, Ltd. (a)	4,385	152,522
Daimaru, Inc. (a)	4,114	55,752
Dainippon Ink & Chemicals, Inc.	10,990	42,843
Dainippon Screen Manufacturing Company,
Ltd. (a)	3,762	33,788
Daito Trust Construction Company, Ltd.	1,381	63,350
Daiwa House Industry Company, Ltd.	9,285	161,478
Daiwa Securities Group, Inc.	22,649	254,034
Denki Kagaku Kogyo Kabushiki Kaisha	9,523	39,604
Denso Corp.	9,278	367,924
Dentsu, Inc. (a)	33	96,761
Dowa Mining Company, Ltd.	4,466	38,197
E-Access, Ltd. (a)	17	9,598
East Japan Railway Company	60	400,756
Ebara Corp. (a)	7,466	28,603
EDION Corp. (a)	1,300	19,277
Eisai Company, Ltd.	4,448	244,402
Electric Power Development Company, Ltd. (a)	2,700	118,866
Elpida Memory, Inc. * (a)	1,800	98,904
Familymart Company, Ltd.	1,240	33,754
Fanuc, Ltd.	3,221	317,161
Fast Retailing Company, Ltd.	934	89,143
Fuji Electric Holdings Company, Ltd.	10,580	57,333
Fuji Photo Film Company, Ltd.	8,733	358,785
Fuji Software ABC, Inc.	282	6,681
Fuji Television Network, Inc.	10	22,852
Fujikura, Ltd.	6,523	57,379
Fujitsu, Ltd. (a)	33,379	261,928
Furukawa Electric Company, Ltd. (a)	11,638	73,138
Glory, Ltd.	800	14,081
Goodwill Group, Inc.	21	17,114
Gunma Bank	6,523	39,185
Gunze, Ltd.	2,762	13,877
Hakuhodo DY Holdings, Inc. (a)	460	29,874
Hankyu Department Stores (a)	2,409	20,078
Hankyu Hanshin Holdings, Inc. * (a)	20,600	117,690
Haseko Corp. * (a)	14,500	51,897
Hikari Tsushin, Inc. (a)	300	13,182
Hino Motors, Ltd. (a)	5,114	26,295
Hirose Electric Company, Ltd. (a)	517	58,682
Hitachi Cable, Ltd.	3,409	19,132
Hitachi Capital Corp. (a)	493	9,402
Hitachi Chemical, Ltd.	1,816	50,044
Hitachi Construction Machinery Company, Ltd.	1,957	52,614
(a)
Hitachi High-Technologies Corp.	1,100	32,716
Hitachi, Ltd. (a)	59,882	373,303

The accompanying notes are an integral part of the financial statements.

66

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Hokkaido Electric Power Company, Inc.	3,032	$77,440
Hokugin Financial Group, Inc. (a)	22,866	83,760
Honda Motor Company, Ltd. (a)	28,038	1,107,151
House Food Corp.	1,199	19,764
Hoya Corp.	7,308	284,891
Ibiden Company, Ltd.	2,300	115,942
Index Corp. (a)	13	7,645
Inpex Holdings, Inc. * (a)	14	115,035
Isetan Company, Ltd. (a)	3,238	58,489
Ishikawajima-Harima Heavy Industries
Company, Ltd. (a)	20,866	70,649
ITO EN, Ltd. (a)	1,094	33,456
Itochu Corp.	26,798	219,968
Itochu Techno-Science Corp.	552	29,357
JAFCO Company, Ltd. (a)	647	31,963
Japan Airlines System Corp.	16,047	28,582
Japan Prime Realty Investment Corp. (a)	9	32,665
Japan Real Estate Investment Corp. (a)	7	75,278
Japan Retail Fund Investment Corp., REIT	6	48,897
Japan Tobacco, Inc.	81	391,304
JFE Holdings, Inc. (a)	9,938	511,825
JGC Corp. (a)	4,114	70,684
Joyo Bank, Ltd.	12,047	66,498
JS Group Corp. (a)	4,984	104,893
JSR Corp. (a)	3,067	79,364
Kajima Corp. (a)	14,809	64,947
Kaken Pharmaceutical Company, Ltd.	1,057	8,250
Kamigumi Company, Ltd.	4,466	36,546
Kaneka Corp. (a)	5,171	47,094
Kansai Electric Power Company, Ltd.	13,622	367,373
Kansai Paint Company, Ltd.	3,762	29,774
Kao Corp.	8,638	232,959
Katokichi Company, Ltd. (a)	2,463	19,948
Kawasaki Heavy Industries, Ltd. (a)	22,037	82,760
Kawasaki Kisen Kaisha, Ltd. (a)	8,933	69,873
KDDI Corp.	44	298,324
Keihin Electric Express Railway
Company, Ltd. (a)	6,933	47,764
Keio Electric Railway Company, Ltd.	10,285	66,536
Keisei Electric Railway Company, Ltd. (a)	5,000	28,439
Keyence Corp. (a)	652	161,542
Kikkoman Corp. (a)	2,762	33,346
Kinden Corp.	3,409	27,581
Kintetsu Corp. (a)	28,208	82,236
Kirin Brewery Company, Ltd. (a)	14,104	221,706
KK DaVinci Advisors * (a)	20	19,828
Kobe Steel Company, Ltd.	49,483	169,620
Kokuyo Company, Ltd. (a)	1,269	20,055
Komatsu, Ltd.	16,270	330,116
Komori Corp.	705	13,179
Konami Corp. (a)	1,457	44,068
Konica Minolta Holdings, Inc. (a)	8,609	121,513

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Kose Corp. (a)	400	$12,098
Koyo Seiko Company, Ltd. (a)	3,357	71,215
Kubota Corp.	20,218	187,190
Kuraray Company, Ltd.	6,700	79,032
Kurita Water Industries, Ltd.	2,181	47,092
Kyocera Corp.	2,862	269,789
KYOWA HAKKO KOGYO COMPANY, LTD. (a)	6,523	55,845
Kyushu Electric Power Company, Inc.	6,869	181,211
Lawson, Inc.	969	34,681
LeoPalace21 Corp.	2,098	66,981
Mabuchi Motor Company, Ltd. (a)	482	28,671
Makita Corp. (a)	1,857	56,946
Marubeni Corp.	26,798	135,988
Marui Company, Ltd. (a)	5,236	61,059
Matsui Securities Company, Ltd.	1,300	9,863
Matsumotokiyoshi Company, Ltd. (a)	652	14,489
Matsushita Electric Industrial Company, Ltd. (a)	35,607	710,495
Matsushita Electric Works, Ltd.	5,819	67,418
Mediceo Holdings Company, Ltd.	2,910	55,132
Meiji Dairies Corp. (a)	4,114	32,387
Meiji Seika Kaisha, Ltd. (a)	4,466	21,350
Meitec Corp. (a)	617	18,713
Millea Holdings, Inc.	12,700	448,141
Minebea Company, Ltd.	5,523	38,606
Mitsubishi Chemical Holdings Corp, ADR	20,500	129,175
Mitsubishi Corp.	24,144	454,380
Mitsubishi Electric Corp.	34,027	310,467
Mitsubishi Estate Company, Ltd.	21,218	549,056
Mitsubishi Gas & Chemicals Company, Inc.	7,171	75,009
Mitsubishi Heavy Industries, Ltd.	57,063	259,366
Mitsubishi Logistc Corp. (a)	2,057	31,920
Mitsubishi Materials Corp. (a)	17,980	67,524
Mitsubishi Rayon Company, Ltd. (a)	9,990	67,146
Mitsubishi Securities Company, Ltd. (a)	4,000	44,428
Mitsubishi UFJ Financial Group, Inc.	154	1,901,953
Mitsui & Company, Ltd. (a)	27,389	409,598
Mitsui Chemicals, Inc.	10,990	84,578
Mitsui Engineering & Shipbuilding
Company, Ltd. * (a)	10,638	34,589
Mitsui Fudosan Company, Ltd.	14,752	360,047
Mitsui Mining & Smelting Company, Ltd.	9,990	50,023
Mitsui O.S.K. Lines, Ltd. (a)	19,513	192,466
Mitsui Sumitomo Insurance Company, Ltd.	21,741	237,822
Mitsui Trust Holdings, Inc.	11,990	137,604
Mitsukoshi, Ltd. (a)	7,171	33,558
Mitsumi Electric Company, Ltd. (a)	1,399	30,795
Mizuho Financial Group, Inc.	171	1,221,172
Murata Manufacturing Company, Ltd.	3,696	249,971
Namco Bandai Holdings, Inc. (a)	3,367	49,363
NEC Corp. (a)	37,617	179,828
NEC Electronics Corp. * (a)	652	19,063
Net One Systems Company, Ltd. (a)	5	6,595

The accompanying notes are an integral part of the financial statements.

67

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
NGK Insulators, Ltd. (a)	5,171	$79,851
NGK Spark Plug Company, Ltd. (a)	2,762	51,980
NHK Spring Company, Ltd. (a)	3,000	31,531
NICHIREI Corp.	4,466	25,027
Nidec Corp. (a)	1,886	145,778
Nikko Cordial Corp. (a)	14,956	171,518
Nikon Corp. (a)	5,819	127,600
Nintendo Company, Ltd. (a)	1,792	465,220
Nippon Building Fund, Inc. (a)	8	106,196
Nippon Electric Glass Company, Ltd.	4,000	84,016
Nippon Express Company, Ltd. (a)	13,809	75,527
Nippon Kayaku Company, Ltd.	2,409	19,227
Nippon Light Metal Company, Ltd. (a)	7,876	20,182
NIPPON MEAT PACKERS, Inc. (a)	2,762	30,167
Nippon Mining Holdings, Inc.	15,132	108,826
Nippon Oil Corp.	23,094	154,445
Nippon Paper Group, Inc. (a)	17	64,129
Nippon Sheet Glass Company, Ltd. (a)	8,171	38,306
Nippon Shokubai Company, Ltd.	2,409	25,603
Nippon Steel Corp. (a)	110,536	635,216
Nippon Telegraph & Telephone Corp.	93	457,870
Nippon Yusen Kabushiki Kaisha (a)	18,923	138,316
Nippon Zeon Company (a)	3,409	36,832
Nishimatsu Construction Company, Ltd. (a)	4,114	13,584
Nishi-Nippon City Bank, Ltd.	12,000	51,619
Nissan Chemical Industries, Ltd. (a)	2,762	34,344
Nissan Motor Company, Ltd.	40,090	482,663
Nisshin Seifun Group, Inc. (a)	3,114	32,128
Nisshin Steel Company (a)	16,047	59,591
Nisshinbo Industries, Inc.	2,409	24,955
Nissin Food Products Company, Ltd. (a)	1,716	63,580
Nitori Company, Ltd. (a)	818	35,531
Nitto Denko Corp. (a)	2,932	146,816
NOK Corp. (a)	1,892	37,196
Nomura Holdings, Inc. (a)	31,707	598,044
Nomura Real Estate Office Fund, Inc.	4	36,631
Nomura Research Institute, Ltd.	411	59,600
NSK, Ltd.	7,285	71,794
NTN Corp. (a)	7,228	64,795
NTT Data Corp. (a)	22	110,162
NTT DoCoMo, Inc. (a)	336	530,712
NTT Urban Development Corp. (a)	20	38,647
Obayashi Corp.	11,638	75,484
OBIC Company, Ltd. (a)	120	24,832
Odakyu Electric Railway Company (a)	11,695	74,773
Oji Paper Company, Ltd. (a)	13,809	73,323
Oki Electric Industry Company, Ltd. (a)	9,638	21,458
Okuma Holdings, Inc. (a)	3,000	34,783
Okumura Corp. (a)	2,114	10,461
Olympus Optical Company, Ltd.	4,466	140,331
Omron Corp.	4,161	118,162
Onward Kashiyama Company, Ltd.	2,409	30,744

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Oracle Corp. - Japan (a)	552	$25,554
Oriental Land Company, Ltd. (a)	893	46,741
Orix Corp. (a)	1,606	464,833
Osaka Gas Company, Ltd.	37,845	140,856
OSG Corp. (a)	1,500	24,575
Otsuka Corp. (a)	300	30,498
Park24 Company, Ltd. (a)	1,600	20,500
Pioneer Electronic Corp. (a)	2,321	31,863
Promise Company, Ltd.	1,269	39,448
Q.P. Corp.	2,287	19,772
Rakuten, Inc. (a)	124	57,820
Resona Holdings, Inc. * (a)	80	218,441
Ricoh Company, Ltd.	12,399	253,136
Rinnai Corp. (a)	752	22,492
Rohm Company, Ltd.	1,927	191,850
Round One Corp (a)	6	17,744
Ryohin Keikaku Company, Ltd. (a)	511	39,111
Sanken Electric Company	2,057	25,387
SANKYO Company, Ltd.	993	54,979
Santen Pharmaceutical Company, Ltd.	1,300	36,589
Sanwa Shutter Corp. (a)	3,762	22,251
Sanyo Electric Company, Ltd. * (a)	29,151	36,982
Sapporo Hokuyo Holdings, Inc.	5	48,309
Sapporo Holdings (a)	3,466	19,743
SBI E*Trade Securities Compnay, Ltd. (a)	27	25,633
SBI Holdings, Inc. (a)	176	59,295
Secom Company, Ltd.	3,690	191,282
Sega Sammy Holdings, Inc.	3,392	91,479
Seiko Epson Corp. (a)	2,222	54,045
Seino Transportation Company, Ltd.	2,409	22,628
Sekisui Chemical Company, Ltd.	8,228	65,603
Sekisui House, Ltd. (a)	9,638	140,329
Seven & I Holdings Company, Ltd.	14,781	459,481
SFCG Company, Ltd. (a)	70	10,874
Sharp Corp. (a)	18,218	313,774
Shimachu Company, Ltd.	723	20,957
Shimamura Company, Ltd. (a)	376	43,184
Shimano, Inc. (a)	1,369	39,681
Shimizu Corp. (a)	10,695	53,464
Shin-Etsu Chemical Company, Ltd.	7,011	469,462
Shinko Electric Industries Company, Ltd. (a)	1,200	31,355
Shinko Securities Company, Ltd.	8,000	31,052
Shinsei Bank, Ltd.	28,094	165,224
Shionogi & Company, Ltd. (a)	5,523	108,581
Shiseido Company, Ltd. (a)	6,523	141,393
Shizuoka Bank, Ltd. (a)	10,342	102,616
Showa Denko K.K. (a)	19,161	73,408
Showa Shell Sekiyu K.K. (a)	3,555	39,784
SMC Corp.	964	136,713
SOFTBANK Corp. (a)	13,488	262,337
Sojitz Holdings Corp. * (a)	12,691	38,598
Sompo Japan Insurance, Inc.	15,104	184,636

The accompanying notes are an integral part of the financial statements.

68

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sony Corp.	18,042	$773,066
Stanley Electric Corp.	2,908	58,270
Sumco Corp. (a)	900	76,068
Sumitomo Bakelite Company, Ltd.	2,762	19,075
Sumitomo Chemical Company, Ltd.	27,446	212,835
Sumitomo Corp.	18,766	280,800
Sumitomo Electric Industries, Ltd. (a)	12,899	201,572
Sumitomo Heavy Industries, Ltd.	9,990	104,915
Sumitomo Metal Industries, Ltd.	73,577	319,591
Sumitomo Metal Mining Company, Ltd. (a)	9,285	119,119
Sumitomo Mitsui Financial Group, Inc. (a)	110	1,127,494
Sumitomo Osaka Cement Company, Ltd. (a)	6,523	21,319
Sumitomo Realty &
Development Company, Ltd. (a)	6,876	220,679
Sumitomo Rubber Industries, Inc. (a)	3,100	40,031
Sumitomo Titanium Corp. (a)	400	44,730
Sumitomo Trust & Banking Company, Ltd.	22,446	235,351
Suruga Bank, Ltd. (a)	3,114	38,564
Suzuken Company, Ltd. (a)	1,123	42,269
T&D Holdings, Inc. (a)	4,191	277,111
TAIHEIYO CEMENT CORP. (a)	15,809	61,895
Taisei Corp. (a)	15,866	48,388
Taisho Pharmaceuticals Company, Ltd. (a)	2,762	50,239
Taiyo Nippon Sanso Corp. (a)	4,819	43,402
Taiyo Yuden Company, Ltd. (a)	2,057	36,292
Takara Holdings (a)	3,409	21,968
Takashimaya Company, Ltd. (a)	4,819	68,100
Takeda Pharmaceutical Company, Ltd.	15,849	1,087,892
Takefuji Corp. (a)	2,056	81,359
Tanabe Seiyaku Company, Ltd. (a)	4,000	52,258
TDK Corp. (a)	2,268	180,259
Teijin, Ltd.	15,104	93,016
Terumo Corp.	3,103	122,008
The 77th Bank, Ltd. (a)	6,523	41,377
The Bank of Yokohama, Ltd.	21,684	169,792
The Japan Steel Works, Ltd.	7,000	54,694
The Tokyo Electric Power Company, Ltd. (a)	21,767	704,079
THK Company, Ltd. (a)	2,181	56,254
TIS, Inc. (a)	817	19,322
Tobu Railway Company, Ltd. (a)	13,752	66,435
Toda Corp. (a)	3,762	15,961
Toho Company, Ltd. (a)	2,733	49,367
Toho Titanium Company, Ltd. * (a)	500	26,255
Tohoku Electric Power Company, Inc.	7,680	191,960
Tokai Rika Company, Ltd.	1,100	28,003
Tokuyama Corp. (a)	4,000	60,895
Tokyo Broadcasting Company, Ltd.	852	28,418
Tokyo Electron, Ltd. (a)	2,832	223,181
Tokyo Gas Company, Ltd.	40,835	217,169
Tokyo Seimitsu Company, Ltd. (a)	600	28,330
Tokyo Steel Manufacturing Company, Ltd.	1,800	28,219
Tokyo Style Company, Ltd.	705	7,623

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Tokyo Tatemono Company, Ltd. (a)	5,000	$55,703
Tokyu Corp. (a)	18,866	120,780
Tokyu Land Corp.	7,171	67,598
TonenGeneral Sekiyu K.K. (a)	5,171	51,221
Toppan Printing Company, Ltd. (a)	9,990	110,287
Toray Industries, Inc. (a)	24,389	182,777
Toshiba Corp. (a)	51,711	336,703
Tosoh Corp.	9,228	40,781
Toto, Ltd. (a)	5,171	51,786
Toyo Seikan Kaisha, Ltd. (a)	3,209	53,140
Toyo Suisan Kaisha, Ltd.	1,705	27,317
Toyobo Company, Ltd. (a)	12,933	39,008
Toyoda Gosei Company, Ltd.	1,134	26,248
Toyota Industries Corp. (a)	3,390	155,793
Toyota Motor Corp.	51,747	3,460,669
Toyota Tsusho Corp. (a)	3,900	104,524
Trend Micro, Inc. (a)	1,733	50,814
Ube Industries, Ltd.	16,037	46,080
UNI Charm Corp.	658	39,085
Uniden Corp.	705	4,816
UNY Company, Ltd. (a)	2,762	35,968
Ushio, Inc. (a)	1,957	40,201
USS Company, Ltd.	393	25,589
Wacoal Corp.	2,057	27,945
West Japan Railway Company, Ltd.	30	128,292
Yahoo Japan Corp. (a)	266	105,931
Yakult Honsha Company, Ltd. (a)	1,957	56,231
Yamada Denki Company, Ltd. (a)	1,486	126,096
Yamaha Corp. (a)	3,426	72,535
Yamaha Motor Company, Ltd. (a)	3,191	100,268
Yamato Transport Company, Ltd. (a)	6,580	101,167
Yamazaki Baking Company, Ltd. (a)	1,409	13,661
YASKAWA Electric Corp. (a)	3,000	34,707
Yokogawa Electric Corp. (a)	3,814	60,466

		51,710,895
Korea - 0.00%
LG Philips LCD Company, Ltd., ADR * (a)	487	7,339

Luxembourg - 0.10%
Tenaris SA, ADR	6,160	307,322

Malaysia - 0.39%
AirAsia BHD *	13,200	5,646
AmFirst REIT *	864	220
AMMB Holdings BHD	25,600	23,062
Berjaya Sports Toto BHD	13,000	17,677
British American Tobacco Malaysia Berhad	2,400	29,405
Bursa Malaysia BHD	6,000	13,683
Commerce Asset Holdings	41,800	91,771
DRB-Hicom Berhad	9,800	4,664
Gamuda BHD	10,900	15,748
Genting Berhad	6,700	62,635
Golden Hope Plantations BHD	8,300	14,108

The accompanying notes are an integral part of the financial statements.

69

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
Guinness Anchor Berhad	2,200	$3,802
Highlands & Lowlands BHD	2,800	4,283
Hong Leong Bank BHD	9,200	14,465
Hong Leong Credit BHD	3,400	4,777
IGB Corp. Berhad	10,700	5,456
IJM Corp. BHD	6,700	13,950
IOI Corporation Berhad	13,100	68,283
IOI Properties BHD	1,400	3,768
KLCC Property Holdings Berhad	6,800	5,471
Kuala Lumpur Kepong Berhad	4,800	18,357
Kurnia Asia Bhd	7,300	2,316
Lafarge Malayan Cement BHD	18,900	7,389
Magnum Corp BHD	13,600	9,169
Malakoff BHD	10,300	29,470
Malayan Bank Berhad	35,900	120,006
Malaysian Airline System BHD *	4,200	5,568
Malaysian Bulk Carriers Berhad	4,500	3,263
Malaysian Pacific Industries	1,400	4,204
Malaysian Resources Corp. Berhad *	14,400	4,243
Maxis Communications Berhad	16,700	48,255
Media Prima BHD	11,600	8,215
MISC BHD	21,200	53,450
MMC Corp BHD	4,900	5,608
Mulpha International Berhad *	12,300	4,809
Multi-Purpose Holdings BHD *	10,800	4,039
Petronas Dagangan BHD	4,000	5,643
Petronas Gas Berhad *	7,600	19,269
PLUS Expressways BHD	28,700	22,846
POS Malaysia & Services Holdings BHD	6,100	8,640
PPB Group BHD	9,200	14,204
Proton Holdings BHD	4,000	7,479
Public Bank Berhad	19,000	42,252
Resorts World Berhad	9,400	38,878
RHB Capital BHD	12,400	12,014
Road Builder M Holdings Berhad	6,400	6,164
Scomi Group Berhad	11,400	3,262
Shell Refining Company Federation of Malaya
BHD	2,400	7,207
Sime Darby Berhard	28,200	57,518
SP Setia BHD	9,400	13,581
Star Publications Malaysia BHD	7,100	6,114
TA Enterprise Berhad	12,800	2,883
Tan Chong Motor Holdings Berhad	6,500	2,302
Tanjong PLC	4,300	17,541
Telekom Malaysia BHD	16,100	44,469
Tenaga Nasional BHD	19,600	60,521
Transmile Group BHD	2,500	10,057
UMW Holdings Berhad	4,000	8,725
YTL Corp. BHD	12,000	22,266

		1,165,070
Mexico - 0.91%
Alfa SA de CV (a)	5,902	39,290

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mexico (continued)
America Movil SA de CV (a)	339,819	$766,445
Carso Infraestructura y Construccion SA de
CV * (a)	11,400	10,830
Cemex SA de CV * (a)	131,470	445,638
Coca-Cola Femsa SA de CV	4,453	16,830
Consorcio ARA SA de CV	4,015	27,323
Controladora Comercial Mexicana SA de CV	5,129	13,297
Corp GEO SA de CV *	8,052	40,333
Desarrolladora Homex SA de CV * (a)	2,800	27,504
Empresas ICA Sociedad
Controladora SA de CV *	6,900	26,065
Fomento Economico Mexicano SA de CV (a)	13,185	153,024
Grupo Aeroportuario del Pacifico SA de CV	7,900	31,013
Grupo Aeroportuario del Sureste SA de CV (a)	3,792	16,080
Grupo Bimbo SA de CV (a)	5,458	27,289
Grupo Carso SA de CV (a)	11,588	42,906
Grupo Financiero Banorte SA de CV	23,782	93,010
Grupo Mexico SA	18,856	69,136
Grupo Modelo SA (a)	9,517	52,694
Grupo Televisa SA (a)	43,483	235,643
Industrias Penoles SA de CV (a)	1,898	17,399
Kimberly-Clark de Mexico SA de CV	9,100	42,043
Telefonos de Mexico SA de CV (a)	178,866	253,713
TV Azteca SA de CV *	18,347	13,963
Urbi Desarrollos Urbanos SA de CV *	6,300	22,749
Wal-Mart de Mexico SA de CV, Series V	57,404	252,619

		2,736,836
Netherlands - 2.83%
ABN AMRO Holdings NV	32,493	1,044,074
Aegon NV	26,038	496,155
Akzo Nobel NV	4,896	298,552
ASML Holding NV *	8,645	214,926
Buhrmann NV	1,716	25,497
Corio NV (a)	751	61,344
DSM NV	2,684	132,570
Euronext NV	1,262	149,048
Euronext	322	38,030
Fugro NV	959	45,811
Getronics NV (a)	1,810	14,665
Hagemeyer NV *	8,876	44,977
Heineken NV	4,366	207,582
ING Groep NV	33,546	1,486,939
Koninklijke (Royal) KPN NV	34,728	493,558
Koninklijke (Royal) Philips Electronics NV	20,932	789,157
Koninklijke Ahold NV *	27,654	294,127
Mittal Steel Company NV	12,169	513,542
Oce-Van Der Grinten NV (a)	1,272	20,797
Randstad Holdings NV	766	52,967
Reed Elsevier NV	12,787	218,009
Rodamco Europe NV	955	127,030
Royal Numico NV	3,107	167,075
SBM Offshore NV	2,468	84,839

The accompanying notes are an integral part of the financial statements.

70

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
TNT Post Group NV	7,856	$337,750
Unilever NV	30,728	839,358
Vedior NV	3,044	63,105
Wereldhave NV (a)	366	48,732
Wolters Kluwer NV	5,252	151,016

		8,461,232
New Zealand - 0.13%
Auckland International Airport, Ltd. (a)	18,756	28,942
Contact Energy, Ltd. (a)	5,539	32,471
Fisher & Paykel Appliances Holdings, Ltd. (a)	5,069	13,715
Fisher & Paykel Healthcare Corp. (a)	9,802	29,422
Fletcher Building, Ltd.	9,196	71,599
Kiwi Income Property Trust	14,085	15,283
Sky City Entertainment Group, Ltd. (a)	8,428	30,523
Sky Network Television, Ltd. (a)	3,742	17,270
Telecom Corp. of New Zealand, Ltd. (a)	37,761	129,306
Tower, Ltd. * (a)	2,903	4,520
Vector, Ltd. (a)	4,817	8,553
Warehouse Group, Ltd. (a)	1,987	10,080

		391,684
Norway - 0.72%
Acergy SA * (a)	3,742	72,100
Aker Kvaerner ASA (a)	533	66,582
Den Norske Bank ASA	12,799	181,874
DET Norske Oljeselskapb ASA * (a)	14,000	25,851
Norsk Hydro ASA	13,590	422,233
Norske Skogindustrier ASA	3,271	56,460
Ocean RIG ASA * (a)	3,539	26,082
Orkla ASA (a)	3,582	203,026
Pan Fish ASA * (a)	47,200	43,198
Petroleum Geo-Services ASA *	3,308	77,813
ProSafe ASA (a)	4,000	56,840
Schibsted ASA (a)	929	33,264
Statoil ASA (a)	12,629	335,090
Stolt-Nielsen SA (a)	800	24,534
Storebrand ASA	4,278	54,471
Tandberg ASA	2,336	35,258
Tandberg Television ASA * (a)	1,600	20,090
Telenor ASA (a)	14,609	275,033
TGS Nopec Geophysical Company ASA *	2,100	43,497
Tomra Systems ASA (a)	3,067	21,176
Yara International ASA	3,891	88,560

		2,163,032
Peru - 0.05%
Cia de Minas Buenaventura SA	1,306	35,960
Credicorp SA	704	28,864
Minsur SA	5,102	10,855
Southern Peru Copper Corp.	1,200	64,800
Volcan Compania Minera SA, CMN Series B	5,408	13,672

		154,151

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Philippines - 0.09%
Ayala Corp.	2,340	$27,209
Ayala Land, Inc.	98,000	30,488
Banco De Oro *	8,500	7,976
Bank of the Philippine Islands	24,560	31,815
Filinvest Land, Inc. *	90,000	3,929
First Philippine Holdings Corp.	5,200	6,683
Globe Telecommunications, Inc.	600	15,116
Jollibee Foods Corp.	8,000	6,854
Manila Electric Company *	4,400	4,937
Megaworld Corp.	135,000	6,665
Metropolitan Bank & Trust Company	12,400	13,027
Petron Corp.	25,000	2,091
Philippine Long Distance Telephone Company	1,250	65,024
San Miguel Corp.	5,600	8,854
SM Investments Corp.	3,010	19,956
SM Prime Holdings, Ltd.	79,000	17,325

		267,949
Poland - 0.24%
Agora SA	767	9,620
Bank BPH SA	152	48,394
Bank Pekao SA	1,320	102,924
Bank Zachodni WBK SA	387	29,923
Boryszew SA *	430	3,396
BRE Bank SA *	156	18,012
Budimex SA *	210	5,412
Computerland SA	64	2,259
Debica SA	65	1,729
Globe Trade Centre SA *	1,924	26,579
Grupa Kety SA	137	9,416
KGHM Polska Miedz SA	1,937	59,242
Mondi Packaging Paper Swiecie SA	197	7,041
Orbis SA	395	8,565
Polish Oil & Gas Company	20,895	25,849
Polska Grupa Farmaceutyczna SA	156	4,262
Polski Koncern Naftowy Orlen SA	5,644	92,515
Powszechna Kasa Oszczednosci Bank Polski
SA	7,039	113,688
Prokom Software SA	199	9,328
Softbank SA	143	2,467
Telekomunikacja Polska SA	12,319	103,928
TVN SA *	2,275	19,466

		704,015
Portugal - 0.29%
Banco BPI, SA	5,964	46,512
Banco Comercial dos Acores, SA	42,352	156,486
Banco Espirito Santo SA	3,917	70,400
Brisa Auto Estrada, SA	5,875	73,263
Cimpor-Cimentos De Portugal, SA	4,621	38,356
Electricidade De Portugal, SA	39,293	199,108
Jeronimo Martins, SGPS SA	748	16,780
Portugal Telecom, SGPS, SA	15,439	200,473

The accompanying notes are an integral part of the financial statements.

71

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Portugal (continued)
PT Multimedia.com, SGPS, SA	1,370	$17,645
Sonae Industria-SGPS SA New *	1,232	12,193
Sonae, SGPS, SA	15,740	31,363

		862,579
Russia - 1.53%
AFK Sistema, Reg. S, Spons. GDR	1,721	55,072
Gazprom, ADR (a)	45,175	2,078,050
JSC MMC Norilsk Nickel, ADR	1,424	224,992
Lukoil Oil Company, ADR	8,987	785,464
Mechel Steel Group, ADR	419	10,676
Mobile Telesystems, SADR	3,799	190,672
NovaTek OAO, ADR	1,415	89,852
Novolipetsk Steel, ADR	2,259	52,522
Polyus Gold Company ZAO, ADR * (a)	1,457	71,830
RAO Unified Energy System, ADR (a)	1,934	208,872
Rostelecom, ADR (a)	1,148	52,234
Sberbank, ADR	526	181,470
Sberbank	182	65,325
Sibirtelecom, ADR (a)	74	6,512
Surgutneftegaz, ADR (a)	2,777	213,829
Tatneft, ADR (a)	1,167	110,865
UralsvyAzinform, ADR (a)	1,226	16,061
VolgaTelecom, ADR	636	7,696
Vympel Communicatii, ADR *	1,714	135,320
Wimm-Bill-Dann Foods OJSC, ADR	323	21,496

		4,578,810
Singapore - 0.75%
Allgreen Properties, Ltd.	7,580	6,473
Ascendas., REIT *	17,469	30,407
Capitacommercial	18,000	30,744
CapitaLand, Ltd. * (a)	23,275	94,074
CapitaMall Trust * (a)	17,658	33,498
Chartered Semiconductor Manufacturing, Ltd. *	17,570	14,661
(a)
City Developments, Ltd.	9,285	76,873
ComfortDelGro Corp., Ltd.	31,731	33,304
Cosco Corp. Singapore, Ltd.	15,000	22,491
Creative Technology, Ltd. (a)	846	5,625
DBS Group Holdings, Ltd.	20,684	304,742
Fraser and Neave, Ltd.	14,900	43,711
Haw Par Corp., Ltd.	1,877	8,688
Jardine Cycle and Carriage, Ltd.	2,495	24,073
Keppel Corp., Ltd.	9,990	114,622
Keppel Land, Ltd. (a)	6,876	30,930
Neptune Orient Lines, Ltd. (a)	7,638	10,407
Olam International, Ltd.	11,000	15,274
Oversea-Chinese Banking Corp., Ltd.	45,752	229,662
Parkway Holdings, Ltd.	11,229	22,986
SembCorp Industries, Ltd.	14,604	36,559
SembCorp Marine, Ltd.	9,638	21,363
Singapore Airlines, Ltd.	9,990	113,970

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
Singapore Exchange, Ltd. (a)	14,399	$53,505
Singapore Land, Ltd.	2,409	13,506
Singapore Petroleum Company, Ltd.	2,000	5,685
Singapore Post, Ltd.	25,151	17,872
Singapore Press Holdings, Ltd. (a)	27,441	76,565
Singapore Technologies Engineering, Ltd.	24,798	49,792
Singapore Telecommunications, Ltd.	132,410	283,128
SMRT Corporation, Ltd.	11,990	9,302
ST Assembly Test Services, Ltd. * (a)	22,866	17,441
Suntec Real Estate Investment Trust *	18,809	22,316
United Overseas Bank, Ltd.	21,037	266,057
United Overseas Land, Ltd.	9,531	26,966
Venture Corp., Ltd.	4,466	39,304
Want Want Holdings Company, Ltd.	8,000	13,040
Wing Tai Holdings, Ltd. *	9,228	13,716

		2,233,332
South Africa - 1.21%
African Bank Investments, Ltd.	8,224	33,368
Alexander Forbes, Ltd. *	6,158	13,629
Allan Gray Property Trust	15,364	13,296
Anglo Platinum, Ltd.	1,209	146,825
AngloGold Ashanti, Ltd.	2,788	130,520
Aspen Pharmacare Holdings, Ltd. *	3,929	18,088
Aveng, Ltd.	6,900	32,891
AVI, Ltd.	5,243	14,504
Barloworld, Ltd.	4,033	93,833
Bidvest Group, Ltd. *	4,809	91,284
Consol, Ltd.	4,978	13,383
Edgars Consolidated Stores, Ltd.	8,702	48,159
Ellerine Holdings, Ltd.	1,837	20,263
FirstRand, Ltd.	51,698	162,821
Foschini, Ltd.	3,862	31,449
Gold Fields, Ltd.	9,093	171,248
Grindrod, Ltd.	5,436	12,031
Harmony Gold Mining Company, Ltd. *	6,232	98,314
Impala Platinum Holdings, Ltd.	9,375	244,723
Imperial Holdings, Ltd. *	3,317	77,170
Investec, Ltd.	3,107	38,674
JD Group, Ltd.	3,097	34,952
Kumba Iron Ore, Ltd. *	1,085	17,124
Lewis Group, Ltd.	1,660	13,859
Liberty Group, Ltd.	1,881	22,152
Massmart Holdings, Ltd.	3,762	37,466
Metropolitan Holdings, Ltd.	10,398	22,127
Mittal Steel South Africa, Ltd.	3,748	52,242
MTN Group, Ltd.	24,468	296,096
Murray & Roberts Holdings, Ltd.	5,412	30,788
Nampak, Ltd.	8,659	26,706
Naspers, Ltd.	5,508	129,714
Nedbank Group, Ltd.	3,734	70,720
Network Healthcare Holdings, Ltd. *	23,875	46,776

The accompanying notes are an integral part of the financial statements.

72

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Pick'n Pay Stores, Ltd.	4,044	$18,990
Pretoria Portland Cement Company, Ltd.	214	11,780
Reunert, Ltd.	3,152	36,556
Sanlam, Ltd.	42,233	109,645
Sappi, Ltd.	3,791	63,194
Sasol, Ltd.	10,641	390,674
Shoprite Holdings, Ltd.	7,319	26,633
Spar Group, Ltd.	2,679	16,419
Standard Bank Group, Ltd.	22,431	300,722
Steinhoff International Holdings, Ltd. *	16,152	56,943
Super Group, Ltd.	5,037	8,254
Telkom SA, Ltd. *	5,532	111,043
Tiger Brands, Ltd.	3,009	72,997
Tongaat-Hulett Group, Ltd.	992	15,762
Truworths International, Ltd.	8,730	39,682
Woolworths Holdings, Ltd.	14,274	36,450

		3,622,939
South Korea - 2.20%
Amorepacific Corp. *	60	37,419
Asiana Airlines *	1,727	12,720
Cheil Communications, Inc.	70	17,387
Cheil Industries, Inc.	840	35,452
CJ Corp.	340	40,946
Daeduck Electronics Company, Ltd.	810	6,201
Daegu Bank	2,280	38,981
Daelim Industrial Company	490	40,043
Daewoo Engineering & Construction
Company, Ltd.	2,690	55,246
Daewoo International Corp.	800	33,591
Daewoo Securities Company, Ltd.	2,130	42,944
Daewoo Shipbuilding & Marine Engineering
Company, Ltd.	1,660	52,120
Daishin Securities Company, Ltd.	690	17,435
Daum Communications Corp.	201	12,471
Dongbu Insurance Company, Ltd.	590	15,702
Dongkuk Steel Mill Company, Ltd.	760	19,204
Doosan Infracore Company, Ltd.	970	21,955
GS Engineering & Construction Corp.	630	56,294
Hana Financial Group, Inc.	2,190	115,152
Hanjin Heavy Industries & Construction
Company, Ltd.	900	29,323
Hanjin Shipping Company, Ltd.	1,060	30,090
Hanmi Pharm Company, Ltd.	126	18,968
Hanwha Chem Corp.	1,100	14,608
Hite Brewery Company, Ltd.	230	29,554
Honam Petrochemical Corp.	270	20,177
Hyosung Corp. *	460	13,528
Hyundai Autonet Company, Ltd. *	1,530	15,020
Hyundai Department Store Company, Ltd.	240	21,677
Hyundai Development Company	1,210	73,901
Hyundai Engineering & Construction
Company, Ltd. *	770	47,194

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Hyundai Heavy Industries	840	$113,806
Hyundai Marine & Fire
Insurance Company, Ltd.	1,180	14,972
Hyundai Mipo Dockyard	230	29,430
Hyundai Mobis	1,050	96,984
Hyundai Motor Company *	2,860	207,273
Hyundai Securities Company, Ltd.	2,210	29,704
Kangwon Land, Inc.	2,000	43,441
KCC Corp.	80	24,903
Kia Motors Corp.	3,300	47,726
Kookmin Bank, SADR	914	73,705
Kookmin Bank	5,320	428,460
Korea Electric Power Corp., ADR (a)	1,424	32,339
Korea Electric Power Corp.	3,950	180,086
Korea Exchange Bank *	1,580	21,831
Korea Investment Holdings Company, Ltd.	710	35,347
Korea Zinc Company, Ltd.	200	21,226
Korean Air Lines Company, Ltd.	717	27,331
Korean Reinsurance Company	1,230	16,797
KT & G Corp.	2,050	124,543
KT Corp., SADR (a)	716	18,151
KT Corp.	2,150	107,500
KT Freetel Company, Ltd.	1,880	60,140
LG Chem, Ltd.	850	39,392
LG Electronics, Inc.	1,730	102,312
LG Fashion Corp.	383	8,642
LG Household & Health Care, Ltd.	180	23,903
LG International Corp.	507	12,511
LG Petrochemical Company, Ltd.	540	13,645
LG Philips LCD Company, Ltd.	1,300	38,930
Lotte Chilsung Beverage Company, Ltd.	10	15,054
Lotte Confectionery Company, Ltd.	20	26,022
Lotte Shopping Company	160	66,409
LS Cable, Ltd.	370	15,277
Mirae Asset Securities Company, Ltd.	250	20,161
NCsoft Corp. *	240	13,755
NHN Corp. *	689	84,532
Nong Shim Company, Ltd.	50	15,323
Orion Corp.	60	17,581
Pacific Corp.	80	14,624
Poongsan Corp.	460	11,475
POSCO, SADR (a)	770	63,656
POSCO	1,180	392,065
Pusan Bank	2,410	30,060
S1 Corp.	320	14,916
Samsung Corp.	2,410	79,426
Samsung Electro-Mechanics Company *	1,060	49,410
Samsung Electronics Company, Ltd., GDR	620	203,980
Samsung Electronics Company, Ltd.	1,870	1,232,591
Samsung Engineering Company, Ltd. *	630	29,298
Samsung Fine Chemicals Company, Ltd.	360	9,019

The accompanying notes are an integral part of the financial statements.

73

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Samsung Fire & Marine
Insurance Company, Ltd.	690	$119,823
Samsung Heavy Industries Company, Ltd.	3,140	75,292
Samsung SDI Company, Ltd.	600	41,484
Samsung Securities Company, Ltd.	930	50,700
Samsung Techwin Company, Ltd.	880	32,125
Shinhan Financial Group Company, Ltd., ADR *	305	31,519
(a)
Shinhan Financial Group Company, Ltd.	3,240	165,484
Shinsegae Company, Ltd.	260	162,151
SK Corp.	2,040	160,129
SK Telecom Company, Ltd., SADR (a)	977	25,871
SK Telecom Company, Ltd.	640	153,118
S-Oil Corp.	790	58,188
The Hancook Tire Company, Ltd.	2,050	34,828
Tong Yang Investment Bank *	1,340	15,922
Woongjin Coway Company, Ltd.	690	19,142
Woori Investment & Securities Company, Ltd.	1,740	37,419
Yuhan Corp.	126	24,116

		6,592,278
Spain - 3.01%
Abertis Infraestructuras SA (a)	4,047	120,160
Acciona SA	471	87,698
Acerinox SA (a)	3,132	95,265
ACS Actividades SA	4,323	243,645
Aguas de Barcelona SA *	9	322
Aguas de Barcelona SA-Class A	922	33,763
Altadis SA, Series A	4,534	237,229
Antena 3 de Television SA (a)	1,184	27,873
Banco Bilbao Vizcaya Argentaria SA	61,600	1,482,682
Banco Popular Espanol SA (a)	14,573	264,035
Banco Santander Central Hispano SA (a)	103,000	1,921,893
Cintra Concesiones de Infraestructuras de
Transporte SA (a)	3,754	62,913
Corporacion Mapfre SA	9,335	42,129
Ebro Puleva SA (a)	1,264	32,025
Endesa SA (a)	12,887	609,314
Fadesa Inmobiliaria SA (a)	915	42,441
Fomento de Construcciones SA (a)	777	79,156
Gamesa Corporacion Tecno SA	2,847	78,331
Gas Natural SDG SA (a)	3,100	122,682
Grupo Ferrovial SA (a)	1,062	103,635
Iberdrola SA (a)	13,327	582,459
Iberia Lineas Aereas de Espana SA	6,872	25,029
Indra Sistemas SA (a)	2,207	54,199
Industria de Diseno Textil SA	3,685	198,448
NH Hoteles SA * (a)	1,119	22,164
Promotora de Informaciones SA (a)	1,108	19,315
Repsol SA (a)	14,868	514,039
Sacyr Vallehermoso SA (a)	1,679	99,702
Sogecable SA * (a)	718	25,582
Telefonica SA (a)	77,340	1,645,174

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Union Fenosa SA (a)	2,228	$110,253
Zeltia SA * (a)	2,496	18,379

		9,001,934
Sweden - 1.96%
Alfa Laval AB	1,617	73,079
Assa Abloy AB, Series B (a)	5,501	119,881
Atlas Copco AB, Series A	5,889	198,103
Atlas Copco AB, Series B	3,720	120,786
Axfood AB	512	21,192
Billerud Aktibolag AB (a)	793	14,092
Boliden AB	5,000	128,708
Castellum AB	2,752	36,728
D. Carnegie & Company AB (a)	1,027	22,156
Electrolux AB, Series B	4,524	90,649
Elekta AB, Series B (a)	1,514	31,942
Eniro AB	2,866	37,936
Ericsson LM, Series B	260,750	1,054,487
Fabege AB (a)	1,452	38,969
Getinge AB, Series B	3,331	74,783
Hennes & Mauritz AB, Series B	8,368	423,467
Hoganas AG, B Shares	447	11,735
Holmen AB, Series B	929	40,491
Husqvarna AB, B Shares * (a)	4,740	74,179
Kungsleden AB	2,509	38,531
Lundin Petroleum AB, Series A * (a)	4,006	46,580
Modern Times Group AB, Series B *	901	59,301
Nobel Biocare AG *	53	3,465
Nobia AB	900	34,685
Nordea Bank AB	36,698	566,261
OMX AB (a)	1,175	21,654
Oriflame Cosmetics AB	684	28,212
Sandvik AB	17,419	253,494
SAS AB * (a)	1,346	22,935
Scania AB, Series B (a)	1,787	125,716
Securitas AB, B Shares	5,501	85,485
Securitas Direct AB, B Shares * (a)	5,101	16,190
Securitas Systems AB, B Shares *	5,101	20,666
Skandinaviska Enskilda Banken AB, Series A	8,133	258,721
Skanska AB, Series B	6,841	135,075
SKF AB, Series B	7,048	130,400
Ssab Svenskt Stal AB, Series A	2,502	59,465
Ssab Svenskt Stal AB, Series B	1,246	28,156
Svenska Cellulosa AB, Series B	3,208	167,738
Svenska Handelsbanken AB, Series A	8,961	271,299
Swedish Match AB	5,347	100,102
Tele2 AB, Series B	5,583	81,656
Telelogic AB * (a)	3,000	6,713
Teliasonera AB	33,057	271,962
Trelleborg AB, Series B (a)	1,246	29,887
Volvo AB, Series A (a)	1,622	115,295
Volvo AB, Series B	3,796	261,776

The accompanying notes are an integral part of the financial statements.

74

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Wihlborgs Fastigheter AB	738	$15,408

		5,870,191
Switzerland - 5.45%
ABB, Ltd.	38,309	686,305
Adecco SA (a)	2,382	162,589
Ciba Specialty Chemicals AG	1,252	83,200
Clariant AG *	4,092	61,230
Compagnie Financiere
Richemont AG, Series A (a)	9,707	565,078
Credit Suisse Group AG	21,365	1,493,352
Geberit AG	70	107,785
Givaudan AG	117	108,208
Holcim, Ltd.	3,734	341,973
Kudelski SA (a)	577	21,715
Kuehne & Nagel International AG	1,026	74,575
Kuoni Reisen Holding AG, Series B *	46	24,591
Logitech International SA *	3,262	94,010
Lonza Group AG	724	62,507
Micronas Semiconductor Holding AG * (a)	365	8,020
Nestle SA	7,418	2,633,537
Nobel Biocare Holding AG, Series BR	444	131,145
Novartis AG	43,102	2,482,610
Phonak Holding AG	873	69,430
PSP Swiss Property AG *	791	45,398
Rieter Holdings AG	84	43,906
Roche Holdings AG	13,007	2,330,201
Schindler Holding AG	987	62,029
Serono AG, Series B	87	78,037
SIG Holding AG *	95	31,702
Societe Generale de Surveillance Holdings AG	79	87,961
Straumann Holding AG	148	35,797
Sulzer AG	66	75,056
Swatch Group AG, BR shares	581	128,262
Swatch Group AG	1,005	44,908
Swiss Re	6,237	529,786
Swisscom AG	334	126,313
Syngenta AG *	1,907	354,460
Synthes AG	905	107,815
UBS AG	36,946	2,243,145
Unaxis Holding AG *	119	58,785
Zurich Financial Services AG	2,693	724,227

		16,319,648
Taiwan - 1.80%
Accton Technology Corp. *	8,000	4,933
Acer Sertek, Inc.	39,000	81,362
Advanced Semiconductor Engineering, Inc. *	57,000	64,703
Advantech Company, Ltd.	4,000	14,358
Asia Cement Corp.	25,000	23,777
Asia Optical Company, Inc.	3,000	12,931
Asustek Computer, Inc.	45,000	123,148
AU Optronics, Corp.	110,000	152,876

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
BenQ Corp. *	39,000	$20,879
Catcher Technology Company, Ltd.	5,000	48,857
Cathay Financial Holdings Company, Ltd.	97,000	220,218
Cathay Real Estate Development Company,
Ltd. *	14,000	10,051
Chang Hwa Commercial Bank *	69,000	48,159
Cheng Shin Rubber Industry Company, Ltd.	9,000	8,905
Cheng Uei Precision Industry Company, Ltd.	4,000	14,297
Chi Mei Optoelectronics Corp.	62,000	62,770
China Airlines *	18,000	8,394
China Development Financial Holdings Corp.	152,000	69,949
China Motor Company	8,000	7,363
China Steel Corp.	149,000	158,165
Chinatrust Finance Holding Company, Ltd.	106,000	88,618
Chunghwa Picture Tubes, Ltd. *	103,000	22,120
Chunghwa Telecom Company, Ltd.	87,000	161,749
CMC Magnetics Corp. *	52,000	18,267
Compal Communications, Inc.	3,000	9,756
Compal Electronics, Inc.	59,000	52,583
Compeq Manufactuing Company, Ltd. *	14,000	6,593
Delta Electronics Inc.	25,000	80,534
D-Link Corp.	10,000	13,100
E.Sun Financial Holding Company, Ltd.	53,000	36,748
Eternal Chemical Company, Ltd.	9,000	13,916
EVA Airways Corp.	19,000	7,898
Evergreen Marine Corp.	15,000	8,675
Far Eastern Textile, Ltd.	45,000	39,346
First Financial Holding Company, Ltd.	75,000	56,949
Formosa Chemicals & Fibre Corp.	49,000	81,930
Formosa Petrochemical Corp.	33,000	72,490
Formosa Plastic Corp.	71,000	117,843
Formosa Taffeta Company, Ltd.	11,000	8,336
Foxconn Technology Company, Ltd.	6,000	71,882
Fu Sheng Industrial Company, Ltd.	9,000	8,808
Fubon Group Company, Ltd.	62,000	58,015
Fuhwa Financial Holdings Company, Ltd. *	19,000	9,501
Giant Manufacturing Company, Ltd.	3,000	4,924
Gigabyte Technology Company, Ltd.	9,000	6,834
HannStar Display Corp. *	96,000	18,202
High Tech Computer Corp.	5,000	98,942
Hon Hai Precision Industry Company, Ltd.	73,347	523,185
Hua Nan Financial Holdings Company, Ltd.	61,000	45,196
Inventec Appliances Corp.	3,000	8,375
Inventec Company, Ltd.	26,000	22,853
Kinpo Electronics, Inc.	16,000	6,357
Largan Precision Company, Ltd.	2,000	38,656
Lite-On Technology Corp.	41,000	55,409
Macronix International Co., Ltd. *	52,000	22,494
MediaTek, Inc.	14,000	144,746
Mega Financial Holding Company, Ltd.	153,000	112,421
Micro-Star International Company, Ltd.	11,000	8,741
Mitac International	17,000	20,549

The accompanying notes are an integral part of the financial statements.

75

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Nan Ya Plastics Corp.	90,000	$149,931
Nan Ya Printed Circuit Board Corp.	3,000	20,709
Nien Made Enterprises Company, Ltd.	4,000	4,050
Novatek Microelectronics Corp., Ltd.	8,000	36,202
Optimax Technology Corp. *	6,000	4,234
Oriental Union Chemical Corp.	8,000	5,350
Phoenix Precision Technology Corp.	11,000	13,161
Phoenixtec Power Company, Ltd.	5,000	5,507
Polaris Securities Company, Ltd. *	32,475	17,087
Pou Chen Corp.	31,000	35,189
President Chain Store Corp.	9,000	21,730
Quanta Computer, Inc.	30,000	54,395
Realtek Semiconductor Corp.	13,000	22,375
Ritek Corp. *	33,000	9,669
Shin Kong Financial Holding Company, Ltd.	49,000	52,766
Siliconware Precision Industries Company	43,000	67,544
SinoPac Holdings Company, Ltd.	96,000	51,394
Synnex Technology International Corp.	14,000	17,696
Taishin Financial Holdings Company, Ltd. *	86,000	50,394
Taiwan Cellular, Corp.	44,000	45,627
Taiwan Cement Corp.	48,000	43,369
Taiwan Fertilizer Company, Ltd.	12,000	22,936
Taiwan Glass Industrial Corp.	10,000	8,529
Taiwan Secom	4,000	7,228
Taiwan Semiconductor
Manufacturing Company, Ltd.	371,000	768,293
Tatung Company, Ltd. *	60,000	26,875
Teco Electric & Machinery Company, Ltd.	32,000	16,297
U-Ming Marine Transport Corp.	9,000	12,273
Uni-President Enterprises Corp.	47,000	46,863
United Microelectronics Corp.	310,000	192,591
Via Technologies Inc. *	19,000	23,637
Walsin Lihwa Corp. *	46,000	24,556
Wan Hai Lines, Ltd.	16,000	9,817
Waterland Financial Holdings	22,000	7,256
Winbond Electronics Corp. *	60,000	24,482
Wintek Corp.	17,000	16,142
Ya Hsin Industrial Company, Ltd.	14,000	11,468
Yageo Corp. *	45,000	20,985
Yang Ming Marine Transport Corp.	17,000	9,805
Yieh Phui Enterprise	14,000	6,314
Yuanta Core Pacific Securities Company	44,000	36,515
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	18,000	7,842
Yulon Motor Company, Ltd.	14,000	16,966
Zyxel Communications Corp.	6,000	7,473

		5,393,158
Thailand - 0.20%
Advanced Info Service Company, Ltd.	16,300	35,170
Airports of Thailand PCL	8,000	12,946
Aromatics Thailand PCL	3,100	2,766
Bangkok Bank PCL	4,400	13,389

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Thailand (continued)
Bangkok Bank PCL	13,900	$44,219
Bangkok Bank, Public Company, Ltd., NVDR	2,200	6,694
Bangkok Expressway PCL	4,000	2,667
Banpu PCL, Reg.	2,700	13,967
BEC World PCL	13,900	8,113
C.P. Seven Eleven PCL	41,305	7,141
Central Pattana PCL	12,400	7,752
Charoen Pokphand Foods PCL	45,700	6,321
Delta Electronics Thailand PCL	4,200	2,010
Electricity Generating PCL	3,500	9,391
Glow Energy PCL	9,700	8,855
Hana Microelectronics PCL	8,600	6,661
IRPC PCL *	149,200	25,176
Italian-Thai Development PCL	21,200	3,167
Kasikornbank PCL - Foreign Shares	17,300	29,910
Kasikornbank PCL, NVDR	4,300	7,315
Kasikornbank PCL	4,600	7,826
Kiatnakin Finance PCL	2,400	1,925
Kim Eng Securities Thailand PCL	3,000	1,461
Krung Thai Bank PCL	52,000	17,118
Land & Houses PCL, Foreign Shares	27,800	5,306
Land & Houses PCL, NVDR	30,300	5,406
Land & Houses PCL	19,700	3,515
National Finance PCL	10,300	3,960
Precious Shipping PCL	2,800	3,950
PTT Chemical PCL	5,118	10,335
PTT Exploration & Production PCL	21,300	56,859
PTT PCL	15,600	90,622
Ratchaburi Electricity Generating Holding PCL	6,900	8,208
Rayong Refinery PCL *	26,200	12,321
Sahaviriya Steel Industries PCL *	60,400	1,754
Siam Cement PCL, Foreign Shares	4,500	31,618
Siam Cement PCL, NVDR	700	4,686
Siam Cement PCL	1,700	11,380
Siam City Cement PCL	900	6,324
Siam Commercial Bank PCL	15,900	25,510
Siam Makro PCL	1,000	2,711
Sino Thai Engineering & Construction PCL	9,400	1,212
Thai Airways International PCL	8,000	9,793
Thai Union Frozen Products PCL	3,500	2,421
Tisco Finance PLC	3,100	1,895
True Corp. PCL *	35,200	5,940

		587,686
Turkey - 0.23%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	667	3,669
Akbank AS	15,278	92,659
Akcansa Cimento AS	869	5,209
Aksigorta AS	2,477	9,346
Alarko Holding AS	528	1,333
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,124	34,679
Arcelik AS	2,015	11,865

The accompanying notes are an integral part of the financial statements.

76

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Aygaz AS *	716	$2,020
Cimsa Cimento Sanayi ve Ticaret AS	485	3,112
Dogan Sirketler Grubu Holdings AS	10,506	16,522
Dogan Yayin Holding AS *	4,274	15,010
Dogus Otomotiv Servis ve Ticaret AS	600	2,412
Eregli Demir ve Celik Fabrikalari TAS	3,897	24,734
Ford Otomotiv Sanayi AS	1,415	11,376
HACI Omer Sabanci Holdings, AS	8,960	35,069
Hurriyet Gazetecilik AS	3,787	9,988
Ihlas Holding AS *	4,730	1,634
Is Gayrimenkul Yatirim Ortakligi AS	2,285	4,673
KOC Holdings AS *	5,062	19,634
Migros Turk TAS *	1,937	24,998
Petkim Petrokimya Holding AS *	1,258	4,525
Tofas Turk Otomobil Fabrik AS	2,534	8,756
Trakya Cam Sanayi AS	2,104	5,787
Tupras Turkiye Petrol Rafine AS	2,491	42,512
Turk Hava Yollari AS *	1,274	5,481
Turk Sise ve Cam Fabrikalari AS *	2,990	10,543
Turkcell Iletisim Hizmetleri AS	10,931	55,118
Turkiye Garanti Bankasi AS	18,769	61,946
Turkiye Is Bankasi AS	19,142	87,745
Turkiye Vakiflar Bankasi Tao	7,639	35,825
Ulker Gida Sanayi ve Ticaret AS	1,126	3,002
Vestel Elektronik Sanayi ve Tracaret AS *	1,652	4,287
Yapi ve Kredi Bankasi AS *	11,710	20,315

		675,784
United Kingdom - 18.02%
3i Group PLC	8,633	170,697
Aegis Group PLC	12,942	35,488
Aggreko PLC	4,224	36,030
AMEC PLC (a)	5,090	42,022
Amvescap PLC	13,667	159,542
Anglo American PLC	25,855	1,261,464
ARM Holdings PLC (a)	22,752	56,038
Arriva PLC	3,901	58,375
AstraZeneca Group PLC	28,070	1,508,631
Astro All Asia Networks PLC, GDR	9,300	14,622
Aviva PLC	45,545	733,279
BAE Systems PLC	58,155	484,952
Barclays PLC	117,159	1,675,156
Barratt Developments PLC	4,095	99,055
BBA Aviation PLC	6,028	32,291
Bellway PLC	2,160	65,322
Berkeley Group Holdings PLC *	1,418	47,521
BG Group PLC	61,528	835,146
BHP Billiton PLC	44,245	809,842
BICC PLC	8,024	69,623
Biffa PLC	5,898	35,465
Boots Group PLC	14,375	235,803
Bovis Homes Group PLC	2,181	46,306

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
BP PLC	354,851	$3,944,287
Britannic Group PLC	12,196	153,239
British Airways PLC *	9,546	98,628
British American Tobacco, Ltd.	27,829	778,909
British Land Company PLC	9,398	315,503
British Sky Broadcasting Group PLC	20,665	211,282
Brixton PLC	4,007	45,206
BT Group PLC	149,538	883,071
Bunzl PLC	5,939	73,110
Burberry Group PLC	8,185	103,484
Cadbury Schweppes PLC	36,846	394,400
Capita Group PLC	11,615	138,091
Carnival PLC	3,163	160,332
Carphone Warehouse (a)	7,329	45,075
Cattles PLC	6,103	52,506
Centrica PLC	65,328	453,599
Charter PLC *	3,022	53,567
Close Brothers Group PLC	2,609	51,944
Cobham PLC	19,629	74,490
Collins Stewart PLC *	3,792	18,865
Compass Group PLC	38,424	218,251
Cookson Group PLC	3,509	43,162
Corus Group PLC	15,760	163,756
CSR PLC * (a)	2,219	28,251
Daily Mail and General Trust PLC	5,636	79,149
Davis Service Group PLC	2,703	26,683
De La Rue PLC	2,698	34,058
Diageo PLC	49,628	974,468
Dixons Group PLC	31,872	119,546
Electrocomponents PLC	6,970	40,034
EMAP PLC	3,933	62,205
EMI Group PLC	13,151	68,259
Enterprise Inns PLC	5,565	147,475
First Choice Holidays PLC	9,249	51,629
FirstGroup PLC	7,094	79,894
FKI PLC	9,996	20,215
Friends Provident Ethical Investment
Trust PLC	30,339	128,949
Galiform PLC *	10,535	28,218
Gallaher Group PLC	11,833	265,721
George Wimpey PLC	6,969	76,234
GKN PLC	12,415	67,600
GlaxoSmithKline PLC	104,164	2,742,038
Grafton Group PLC *	435	7,221
Great Portland Estates PLC	3,310	44,960
Group 4 Securicor PLC	20,368	75,000
Hammerson PLC	5,138	158,702
Hanson PLC	12,914	194,890
Hays PLC	26,991	84,189
HBOS PLC	68,408	1,516,736
HMV Group PLC	8,017	22,494
Home Retail Group	15,749	126,472

The accompanying notes are an integral part of the financial statements.

77

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
HSBC Holdings PLC	208,650	$3,804,740
ICAP PLC	8,463	79,316
IMI PLC	6,290	62,462
Imperial Chemical Industries PLC	21,643	191,608
Imperial Tobacco Group PLC	12,379	487,347
Inchcape PLC	7,711	76,422
Intercontinental Hotels Group PLC	6,633	163,955
International Power PLC	26,960	201,584
Intertek Group PLC	2,407	39,295
Invensys PLC *	14,966	80,684
Investec PLC	5,820	75,179
ITV PLC	70,196	146,426
J Sainsbury PLC	26,771	214,590
Johnson Matthey PLC	3,936	108,623
Kesa Electricals PLC	9,870	65,583
Kingfisher PLC	41,177	192,353
Ladbrokes PLC	10,608	86,901
Land Securities Group PLC	8,282	376,826
Legal & General Group PLC	118,296	364,928
Liberty International PLC	4,993	136,522
Lloyds TSB Group PLC	101,050	1,131,121
Logicacmg PLC	26,408	96,207
London Stock Exchange Group PLC	3,199	82,081
Man Group PLC	32,008	327,726
Marks & Spencer Group PLC	30,056	422,092
Meggitt PLC	8,624	52,363
Michael Page International PLC	6,154	54,512
Misys PLC	7,500	31,767
National Express Group PLC	2,707	59,913
National Grid PLC, ADR	49,192	710,098
Next Group PLC	3,918	138,132
Old Mutual PLC	91,378	311,868
Pearson PLC	14,526	219,502
Persimmon PLC	4,950	147,950
Premier Farnell PLC	4,708	18,212
Provident Financial PLC	4,869	66,900
Prudential PLC	43,204	591,927
Punch Taverns PLC	4,545	113,857
Rank Group PLC	9,127	41,787
Reckitt Benckiser PLC	11,002	502,955
Reed Elsevier PLC	22,013	241,664
Rentokil Initial PLC	34,040	110,510
Reuters Group PLC	23,106	201,505
Rexam PLC	10,512	108,197
Rio Tinto PLC	18,606	990,511
Rolls-Royce Group PLC, B Shares *	1,075,456	2,106
Rolls-Royce Group PLC *	32,289	283,170
Royal & Sun Alliance PLC	3,786	11,309
Royal Bank of Scotland Group PLC	57,228	2,233,945
Royal Dutch Shell PLC, A Shares (a)	67,581	2,362,759
Royal Dutch Shell PLC, B Shares	50,093	1,756,256
SAB Miller PLC	16,085	370,182

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Schroders PLC	2,199	$48,067
Scottish & Newcastle PLC	13,654	149,629
Scottish & Southern Energy PLC	15,615	475,280
Scottish Power PLC	26,162	383,291
Serco Group PLC	9,059	67,780
Severn Trent PLC	3,932	113,211
Signet Group PLC	32,190	74,713
Slough Estates PLC	8,655	133,159
Smith & Nephew PLC	17,280	180,396
Smiths Group PLC	10,134	196,802
SSL International PLC	3,394	24,580
Stagecoach Group PLC	16,003	47,957
Standard Life PLC *	36,615	212,100
Tate & Lyle PLC	8,822	132,791
Taylor Woodrow PLC	10,322	86,176
Tesco PLC	142,925	1,132,357
The Sage Group PLC	23,813	126,398
Tomkins PLC	14,183	68,268
Travis Perkins PLC	1,960	76,165
Trinity Mirror PLC	5,530	50,853
Tullett Prebon PLC *	3,792	48,277
Unilever PLC	22,634	633,062
United Business Media PLC	5,001	67,881
United Utilities PLC	15,782	241,109
Vodafone Group PLC	946,765	2,623,948
Whitbread PLC *	4,070	133,526
William Hill PLC	6,607	81,786
Wolseley PLC	11,549	278,910
WPP Group PLC	21,212	286,881
Xstrata PLC	10,971	547,953
Yell Group PLC	13,236	147,771
Yorkshire Water PLC	6,153	111,598

		53,989,820
United States - 0.00%
Southern Copper Corp.	130	7,006

TOTAL COMMON STOCKS (Cost $226,137,933)		$287,108,229

PREFERRED STOCKS - 1.05%
Brazil - 0.72%
Aracruz Celulose SA	5,100	31,364
Banco Bradesco SA	5,600	226,885
Banco Itau Holding Financeira SA *	9,600	348,028
Brasil Telecom Participacoes SA *	2,500,000	21,440
Braskem SA, A Shares	1,000	7,026
Centrais Eletricas Brasileiras SA	1,200,000	26,923
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	300,000	10,535
Cia de Bebidas das Americas, ADR	1,693	82,618
Cia de Bebidas das Americas	210,000	103,671
Cia de Gas de Sao Paulo	30,000	4,974
Cia de Tecidos do Norte de Minas - Coteminas	80,000	9,368

The accompanying notes are an integral part of the financial statements.

78

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS (continued)
Brazil (continued)
Cia Energetica de Sao Paulo *	2,525,098	$29,568
Cia Energetica Minas Gerais	1,000,000	49,176
Cia Paranaense de Energia *	1,700,000	19,906
Cia Vale do Rio Doce	11,834	302,030
Duratex SA *	1,200	18,661
Eletropaulo Metropolitana de Sao Paulo SA *	399,544	20,398
Gerdau SA	3,400	55,594
Gol Linhas Aereas Inteligentes SA	900	26,743
Klabin SA, ADR	11,000	27,564
Lojas Americanas SA	500,000	27,986
Petroleo Brasileiro SA	17,700	412,862
Sadia SA, ADR	7,000	23,476
Tam SA	1,211	37,720
Tele Norte Leste Participacoes SA	2,700	40,468
Telemig Celular Participacoes SA	4,700,000	8,916
Telesp Celular Participacoes SA *	8,800	36,024
Tim Participacoes SA	11,129,758	38,785
Usinas Siderurgicas de Minas Gerais SA	1,500	56,557
Votorantim Celulose e Papel SA *	1,300	25,312
Weg SA	2,800	19,987

		2,150,565
Germany - 0.18%
Henkel KGaA, Non-Voting (a)	1,107	162,850
Porsche AG, Non-Voting	140	178,104
RWE AG, Non-Voting	678	64,417
Volkswagen AG, Non-Voting	1,897	141,561

		546,932
Italy - 0.02%
Unipol SpA	15,577	50,464
Russia - 0.05%
Surgutneftegaz, SADR for PFD Shares	1,292	144,704
South Korea - 0.08%
Hyundai Motor Company	710	28,934
LG Electronics, Inc.	340	11,845
Samsung Electronics Company, Ltd.	400	206,452

		247,231

TOTAL PREFERRED STOCKS (Cost $2,445,867)		$3,139,896

WARRANTS - 0.00%
Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date 10/07/2009, strike
price IDR $400.00) *	16,560	396

TOTAL WARRANTS (Cost $157)		$396

RIGHTS - 0.02%
Australia - 0.02%
Telstra Corp., Ltd. (Expiration Date:
03/31/2008, strike price AUD $2.00) * (a)	28,076	59,532

International Equity Index Trust A (continued)
	Shares or
	Principal
	Amount	Value

RIGHTS (continued)
Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date
01/29/2010, strike price JPY $1.00) *	4,466	$1,908

Malaysia - 0.00%
YTL Corp. BHD (Expiration Date: 01/16/2007,
strike price $0.283) *	1,200	364

Philippines - 0.00%
Megaworld Corp. (Expiration Date
01/09/2007, strike price PHP $1.83) *	54,000	650

Singapore - 0.00%
Allgreen Properties, Ltd. *	3,790	1,754

TOTAL RIGHTS (Cost $49,465)		$64,208

SHORT TERM INVESTMENTS - 16.55%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class	$3,598,262	$3,598,262
Federated Prime Obligations Fund	4,117,047	4,117,047
State Street Navigator Securities Lending
Prime Portfolio (c)	41,857,910	41,857,910

TOTAL SHORT TERM INVESTMENTS
(Cost $49,573,219)		$49,573,219

Total Investments (International Equity Index Trust A)
(Cost $278,206,641) - 113.47%		$339,885,948
Liabilities in Excess of Other Assets - (13.47)%		(40,342,453)

TOTAL NET ASSETS - 100.00%		$299,543,495

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Banking	13.59%
Telecommunications Equipment & Services	6.05%
Insurance	5.31%
International Oil	5.19%
Financial Services	5.18%

International Equity Index Trust B
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.67%
Argentina - 0.02%
Petrobras Energia Participaciones SA, ADR,
B Shares * (a)	2,864	$34,912
Telecom Argentina SA, ADR, B Shares * (a)	2,458	49,185

		84,097
Australia - 4.31%
ABC Learning Centres, Ltd.	9,201	60,923
AGL Energy, Ltd. *	9,421	120,154
Alinta, Ltd. *	13,566	126,396

The accompanying notes are an integral part of the financial statements.

79

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Alumina, Ltd.	31,588	$157,861
Amcor, Ltd.	24,031	137,333
AMP, Ltd.	47,420	377,526
Ansell, Ltd.	3,363	29,822
APN News & Media, Ltd.	6,583	31,394
Aristocrat Leisure, Ltd.	8,199	102,759
Australia and New Zealand Banking Group,
Ltd.	46,996	1,045,028
Australian Stock Exchange, Ltd.	4,627	139,142
Axa Asia Pacific Holdings, Ltd.	22,967	131,976
Babcock & Brown, Ltd.	6,194	121,084
BHP Billiton, Ltd.	89,709	1,789,042
Billabong International, Ltd.	3,693	50,651
Bluescope Steel, Ltd.	18,672	126,871
Boral, Ltd.	15,568	93,631
Brambles, Ltd., GDR * (a)	17,560	175,065
Brambles, Ltd. *	21,967	222,158
Caltex Australia, Ltd.	3,617	65,575
Centro Properties Group, Ltd.	21,040	150,921
CFS Gandel Retail Trust (a)	37,913	69,632
CFS Retail Property Trust (a)	1,162	1,960
Challenger Financial Services Group, Ltd.	11,153	36,220
Coca-Cola Amatil, Ltd.	13,780	84,290
Cochlear, Ltd.	1,647	75,298
Coles Myer, Ltd.	29,910	330,072
Commonwealth Bank of Australia, Ltd.	32,891	1,282,835
Commonwealth Property Office Fund, Ltd.	36,259	42,014
Computershare, Ltd.	9,517	66,766
CSL, Ltd.	4,885	251,714
CSR, Ltd.	22,728	67,183
DB RREEF Trust (a)	74,295	103,949
Downer EDI, Ltd.	7,720	42,536
Foster's Group, Ltd.	50,962	277,982
Futuris Corp., Ltd. (a)	17,425	27,058
General Property Trust, Ltd.	52,304	230,880
Goodman Fielder, Ltd.	30,583	53,518
Harvey Norman Holding, Ltd.	15,294	45,811
Iluka Resources, Ltd.	6,381	33,448
ING Industrial Fund (a)	21,513	40,190
Investa Property Group, Ltd. (a)	39,882	78,907
James Hardie Industries, Ltd.	12,176	92,234
John Fairfax Holdings, Ltd.	25,666	97,717
Leighton Holdings, Ltd.	4,240	67,579
Lend Lease Corp.	9,816	142,679
Lion Nathan, Ltd. (a)	7,021	45,160
Macquarie Airports, Ltd. (a)	16,391	46,513
Macquarie Bank, Ltd.	6,336	394,204
Macquarie Communications
Infrastructure Group, Ltd. (a)	9,536	47,355
Macquarie Goodman Group, Ltd. (a)	37,031	221,842
Macquarie Infrastructure Group, Ltd. (a)	62,300	169,914
Macquarie Office Trust	51,518	62,538

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Australia (continued)
Mayne Nickless, Ltd.	17,398	$52,113
Mayne Pharma, Ltd.	17,134	54,969
Mirvac Group, Ltd.	23,511	103,597
Multiplex Group, Ltd.	14,875	46,784
National Australia Bank, Ltd.	41,265	1,314,080
Newcrest Mining, Ltd.	9,060	188,180
NRMA Insurance Group, Ltd.	42,230	211,377
OneSteel, Ltd.	15,381	56,741
Orica, Ltd.	7,677	147,041
Origin Energy, Ltd.	20,969	136,693
Pacific Brands, Ltd.	10,656	21,923
Paladin Resources, Ltd. * (a)	12,489	87,616
PaperlinX, Ltd.	10,561	32,716
Perpetual Trust of Australia, Ltd.	1,066	65,718
Publishing & Broadcasting, Ltd.	3,647	61,376
Qantas Airways, Ltd., ADR	23,335	96,016
QBE Insurance Group, Ltd.	20,902	475,333
Rinker Group, Ltd.	23,254	330,856
Rio Tinto, Ltd. (a)	7,261	425,255
Santos, Ltd.	15,279	118,871
Sonic Healthcare, Ltd.	6,922	81,189
Stockland - New Shares	1,137	6,946
Stockland Company, Ltd. (a)	33,061	215,780
Suncorp-Metway, Ltd. (a)	14,131	226,674
Sydney Roads Group	20,724	21,563
TABCORP Holdings, Ltd.	13,103	174,034
Tattersall's, Ltd.	30,170	92,986
Telstra Corp., Ltd.	72,720	237,311
Toll Holdings, Ltd. (a)	14,238	205,046
Transurban Group, Ltd. * (a)	21,392	128,490
Wesfarmers, Ltd.	9,548	282,534
Westfield Group - New Shares *	79	1,296
Westfield Group	39,349	651,044
Westpac Banking Corp., Ltd.	47,056	899,107
Woodside Petroleum, Ltd.	11,866	356,457
Woolworths, Ltd.	30,655	577,515
WorleyParsons, Ltd.	3,407	57,149
Zinifex, Ltd.	12,046	178,416

		18,306,102
Austria - 0.51%
Andritz AG	271	58,756
BetandWin.com Interactive
Entertainment AG * (a)	599	12,837
Bohler Uddeholm AG	1,208	84,645
Erste Bank der Oesterreichischen
Sparkassen AG	4,853	372,074
Flughafen Wien AG	217	21,305
Immoeast Immobilien Anlagen AG *	7,632	107,258
Immofinanz Immobilien Anlage AG *	12,173	173,486
Mayr-Melnhof Karton AG	86	16,115
Meinl European Land, Ltd. *	6,104	156,667
Oesterreichische Elektrizitaets AG, Class A	2,280	121,611

The accompanying notes are an integral part of the financial statements.

80

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Austria (continued)
OMV AG	4,488	$254,603
Raiffeisen International Bank Holding AG (a)	1,008	153,646
RHI AG *	619	31,611
Telekom Austria AG	10,340	276,987
Voestalpine AG	2,348	132,520
Wiener Staedtische Allgemeine
Versicherung AG (a)	889	62,410
Wienerberger Baustoffindustrie AG	1,867	110,866

		2,147,397
Belgium - 1.04%
Agfa Gevaert NV	2,604	66,526
Barco NV	324	29,501
Bekaert SA	319	39,864
Belgacom SA	4,325	190,452
Cofinimmo SA	161	32,336
Colruyt SA	428	91,383
Compagnie Maritime Belge SA (a)	512	22,032
Delhaize Group (a)	2,036	169,665
Dexia	15,191	415,956
Euronav NV (a)	369	11,024
Fortis Group SA	30,938	1,319,490
Groupe Bruxelles Lambert SA	1,953	234,652
Interbrew	4,859	320,212
KBC Bancassurance Holding NV (a)	4,848	594,321
Mobistar SA	764	65,178
Omega Pharma SA	565	42,610
SA D'Ieteren Trading NV	76	27,048
Solvay SA (a)	1,685	258,374
Suez SA (a)	2,930	152,260
UCB SA	2,995	205,317
Union Miniere SA	651	110,819

		4,399,020
Bermuda - 0.22%
Brilliance China Automotive Holdings, Ltd. *	76,291	12,850
Central European Media Enterprises, Ltd. *	720	50,753
Cheung Kong Infrastructure Holdings, Ltd.	10,772	33,378
Cosco Pacific, Ltd.	29,145	68,126
Credicorp, Ltd., ADR	90	3,685
Esprit Holdings, Ltd.	25,015	279,978
Frontline, Ltd. (a)	1,492	48,152
Giordano International, Ltd.	34,611	18,913
Johnson Electronic Holdings, Ltd.	36,525	25,031
Li & Fung, Ltd.	49,971	155,806
Noble Group, Ltd. (a)	24,000	17,210
Orient Overseas International, Ltd.	5,562	35,399
SeaDrill, Ltd., GDR *	5,264	88,959
Sinochem Hong Kong Holding, Ltd., GDR	48,000	19,934
Texwinca Holdings, Ltd.	13,067	9,072
TPV Technology, Ltd.	30,789	19,437
Yue Yuen Industrial Holdings, Ltd.	12,067	38,167

		924,850

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Brazil - 0.89%
All America Latina Logistica SA	9,000	$93,457
Aracruz Celulose SA, ADR (a)	581	35,581
Banco Bradesco SA, ADR (a)	5,028	202,880
Banco Bradesco SA *	150	5,912
Banco Nossa Caixa SA	658	14,793
Brasil Telecom Participacoes SA, ADR (a)	404	17,247
Brasil Telecom Participacoes SA *	1,700,000	27,869
Braskem SA, ADR (a)	1,584	23,111
Centrais Eletricas Brasileiras SA, ADR,
B Shares (a)	1,429	16,030
Centrais Eletricas Brasileiras SA, ADR (a)	2,381	28,488
Centrais Eletricas Brasileiras SA	1,900,000	45,467
Cia Brasileira De Distribuicao Grupo Pao de
Acucar, ADR (a)	314	10,729
Cia de Concessoes Rodoviarias, ADR	3,900	52,700
Cia de Saneamento Basico do Estado de Sao
Paulo *	390,000	53,522
Cia Energetica De Minas Gerais, ADR (a)	1,291	62,226
Cia Vale do Rio Doce	9,900	295,377
Companhia Siderurgica Nacional SA, ADR (a)	1,531	45,899
Companhia Siderurgica Nacional SA	1,800	54,379
Companhia Vale Do Rio Doce, ADR	7,617	226,530
Companhia Vale Do Rio Doce, SADR	10,634	279,143
Cosan SA Industria e Comercio *	1,300	27,218
Cyrela Brazil Realty SA	4,000	38,201
Diagnosticos da America SA *	1,100	23,520
EDP- Energias do Brasil SA	1,100	17,002
Empresa Brasileira de Aeronautica SA *	6,700	69,197
Empresa Brasileira de Aeronautica SA, ADR	1,026	42,507
Gafisa SA *	1,741	26,046
Gerdau SA, SADR	4,068	65,088
Gerdau SA	1,650	24,074
Lojas Renner SA	3,000	43,138
Natura Cosmeticos SA	3,000	41,916
Perdigao SA	1,960	27,523
Petroleo Brasileiro SA, ADR	4,910	455,452
Petroleo Brasileiro SA, ADR	3,658	376,737
Petroleo Brasileiro SA	15,100	385,386
Souza Cruz SA	2,200	39,208
Submarino SA *	1,306	42,814
Tele Norte Leste Participacoes SA, ADR (a)	2,994	44,671
Tele Norte Leste Participacoes SA	1,800	46,960
Tractebel Energia SA	3,600	30,351
Unibanco - Uniao de Bancos Brasileiros SA *	17,200	162,735
Unibanco - Uniao De Bancos
Brasileiros SA, ADR *	1,124	104,487
Usinas Siderurgicas de Minas Gerais SA,
ADR * (a)	1,081	40,759
Vivo Participacoes SA, ADR * (a)	1,291	5,293
Votorantim Celulose e Papel SA, SADR * (a)	858	16,825

		3,788,448

The accompanying notes are an integral part of the financial statements.

81

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada - 5.72%
Aber Diamond Corp.	1,436	$52,984
Abitibi-Consolidated, Inc.	8,019	20,574
ACE Aviation Holdings, Inc. *	2,200	71,339
Agnico-Eagle Mines, Ltd.	3,213	132,584
Agrium, Inc.	3,661	114,787
Alcan Aluminum, Ltd.	9,619	468,652
Algoma Steel, Inc. *	900	25,408
Alimentation Couche Tard, Inc., ADR	3,800	82,658
Angiotech Pharmaceuticals, Inc. *	2,454	20,194
ARC Energy Trust, ADR	2,700	51,665
Astral Media. Inc.	1,200	41,115
Bank Nova Scotia Halifax	25,648	1,146,611
Bank of Montreal	13,009	770,226
Barrick Gold Corp.	22,030	677,686
BCE, Inc.	6,873	185,183
Bema Gold Corp. *	11,300	59,147
Biovail Corp.	3,750	79,157
Bombardier, Inc. *	38,538	130,620
Brookfield Asset Management, Inc.	8,901	430,462
Brookfield Properties Corp.	2,923	115,250
CAE, Inc.	7,016	64,718
Cameco Corp.	9,066	367,183
Canadian Imperial Bank of Commerce	8,630	727,929
Canadian National Railway Company	13,598	584,222
Canadian Natural Resources, Ltd.	14,022	747,784
Canadian Oil Sands Trust, ADR	6,000	167,891
Canadian Pacific Railway, Ltd.	4,074	214,642
Canadian Tire Corp., Ltd.	2,054	124,925
Canetic Resources Trust	5,400	76,176
Canfor Corp. *	1,800	16,666
Canfor Pulp Income Fund	548	5,805
Celestica, Inc. *	5,692	44,348
CGI Group, Inc. *	6,676	46,573
CI Financial Income Fund *	1,533	35,148
Cognos, Inc. *	2,513	106,847
Cott Corp. *	2,231	31,951
Domtar, Inc. *	5,810	49,106
Duvernay Oil Corp, ADR *	1,000	29,629
Eldorado Gold Corp. *	8,200	44,398
Enbridge, Inc.	8,576	296,341
EnCana Corp.	21,264	979,085
Enerplus Resources Fund	3,100	134,810
Ensign Energy Services, Inc., ADR	3,600	56,808
Fairfax Financial Holdings, Ltd.	459	91,245
Finning International, Inc.	2,419	99,197
First Calgary Petroleums, Ltd., ADR *	5,400	32,296
First Quantum Minerals, Ltd., ADR	1,800	96,919
Fortis, Inc.	2,600	66,417
Four Seasons Hotels, Inc.	653	53,242
George Weston, Ltd.	1,236	80,180
Gildan Activewear, Inc. *	1,600	74,810
Goldcorp, Inc.	18,356	521,509

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Great-West Lifeco, Inc.	7,076	$205,225
Harvest Energy Trust	2,600	58,519
Husky Energy, Inc.	3,226	216,026
IGM Financial, Inc.	3,196	134,652
Imperial Oil, Ltd.	8,903	327,961
Ipsco, Inc.	1,200	112,833
Ivanhoe Mines, Ltd. *	6,200	61,181
Jean Coutu Group, Inc.	4,000	47,194
Kinross Gold Corp. *	8,565	101,569
Loblaw Companies, Ltd.	2,937	122,959
Magna International, Inc.	2,743	220,942
Manulife Financial Corp.	40,924	1,381,808
MDS, Inc.	3,901	71,198
Meridian Gold, Inc. *	2,773	77,165
Methanex Corp.	2,867	78,477
MI Developments, Inc.	1,371	49,057
National Bank of Canada	4,168	235,474
Nexen, Inc.	6,782	373,609
Niko Resources, Ltd.	800	57,216
Nortel Networks Corp. *	11,244	301,787
Nova Chemicals Corp.	2,249	62,719
Novelis, Inc.	1,808	50,560
Onex Corp.	2,832	68,892
Open Text Corp. *	1,542	31,650
OPTI Canada, Inc. *	3,900	66,194
Pan American Silver Corp *	1,700	42,887
Penn West Energy Trust	6,020	183,741
Petro-Canada	12,992	532,322
Potash Corp. of Saskatchewan, Inc.	2,637	377,878
Power Corp. Of Canada	9,017	273,048
Power Financial Corp.	6,522	210,927
Precision Drilling Trust, ADR	1,500	34,752
PrimeWest Energy Trust	2,000	36,897
Provident Energy Trust	5,300	58,394
QLT, Inc. *	1,223	10,358
Quebecor World, Inc.	1,719	19,913
Research In Motion, Ltd. *	4,300	549,768
Ritchie Bros. Auctioneers, Inc.	700	37,535
Rogers Communications, Inc., Class B	11,242	334,733
RONA, Inc. *	3,200	57,663
Royal Bank of Canada	33,476	1,594,232
Saputo, Inc.	1,300	41,229
Shaw Communications, Inc.	4,451	140,970
Shell Canada, Ltd.	5,480	204,595
Shoppers Drug Mart Corp.	4,856	208,715
SNC-Lavalin Group, Inc.	4,113	111,066
Sun Life Financial, Inc.	14,852	628,540
Suncor Energy, Inc.	11,802	929,557
Talisman Energy, Inc.	28,126	477,857
Teck Cominco, Ltd.	5,456	411,517
Telus Corp. - Non Voting Shares	4,244	189,476
Telus Corp.	1,500	68,886

The accompanying notes are an integral part of the financial statements.

82

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Canada (continued)
Thomson Corp.	5,698	$236,545
TransAlta Corp.	5,221	119,347
Trans-Canada Corp.	12,650	440,807
Trican Well Service, Ltd.	3,200	55,795
TSX Group, Inc.	1,624	64,952
UTS Energy Corp., ADR *	11,800	45,665
Western Oil Sands, Inc. *	3,900	109,464
Yamana Gold, Inc.	8,500	111,666
Yellow Pages Income Fund	6,500	71,782

		24,283,448
Cayman Islands - 0.10%
Agile Property Holdings, Ltd.	44,789	41,981
ASM Pacific Technology, Ltd.	4,414	24,574
Foxconn International Holdings, Ltd. *	53,000	174,450
Hutchison Telecommunications
International, Ltd. *	35,668	90,161
Kingboard Chemical Holdings, Ltd.	13,772	54,096
Shimao Property Holdings, Ltd., GDR *	18,500	34,680
Xinao Gas Holdings, Ltd., GDR	16,000	18,103

		438,045
Chile - 0.21%
Banco Santander Chile SA, ADR	2,714	130,706
Cia Cervecerias Unidas SA, ADR	460	13,662
Compania de Telecomunicaciones de Chile
SA, ADR (a)	7,854	63,068
Distribucion y Servicio D&S SA, ADR (a)	984	20,251
Embotelladora Andina SA, ADR, Series A	918	14,477
Embotelladora Andina SA, ADR, Series B	1,032	17,472
Empresa Nacional de Electricidad SA, ADR	6,553	240,823
Enersis SA, ADR	15,663	250,608
Sociedad Quimica y Minera de
Chile SA, ADR, B Shares (a)	722	97,881
Vina Concha Y Toro SA, ADR (a)	908	26,877

		875,825
China - 1.08%
Air China, Ltd., Class H	63,934	34,607
Aluminum Corp. of China, Ltd.	81,220	75,397
Angang New Steel Company, Ltd. Class H	23,859	35,033
Bank of China, Ltd., H Shares *	598,100	329,133
Bank of Communications Company, Ltd.,
Class H	149,121	179,461
Beijing Capital International Airport Company,
Ltd., Class H	30,789	24,108
Beijing Datang Power Generation
Company , Ltd., Class H	38,432	40,025
BYD Company, Ltd., H Shares *	4,554	17,449
Chaoda Modern Agriculture Holdings, Ltd.	44,075	28,391
China Construction Bank	649,382	413,295
China Life Insurance Company, Ltd.	186,624	634,669
China Mengniu Dairy Company, Ltd.	23,502	61,644
China Overseas Land & Investment, Ltd.	91,079	122,023
China Petroleum & Chemical Corp., Class H	441,970	409,147

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
China (continued)
China Shipping Container Lines Company, Ltd.	57,112	$15,421
China Shipping Development Company, Ltd.,
Class H	34,432	52,682
China Telecom Corp., Ltd.	361,604	198,060
China Travel International Investment
Hong Kong, Ltd.	70,291	23,227
COSCO Holdings	42,540	27,731
Dongfeng Motor Group Company, Ltd. *	65,220	31,614
Guangdong Investment, Ltd.	65,220	29,433
Guangshen Railway Company, Ltd., Class H	40,789	27,795
Guangzhou R&F Properties Company, Ltd. -
H Shares	20,800	44,876
Guangzhou R&F Properties Company, Ltd.	6,800	14,688
Huadian Power International Corp., Ltd.,
Class H	42,789	16,835
Huaneng Power International, Inc., Class H	79,436	70,881
Hunan Non-Ferrous Metal Corp., Ltd *	38,000	21,986
Industrial & Commercial Bank of China *	765,000	477,043
Jiangsu Expressway, Ltd.	33,145	20,882
Jiangxi Copper Company, Ltd., Class H	37,075	37,754
Lenovo Group, Ltd.	91,436	37,150
Maanshan Iron & Steel Company, Ltd.,Class H	48,075	26,394
PetroChina Company, Ltd., Class H	500,261	708,815
PICC Property & Casualty Company, Ltd.,
Class H *	65,220	33,375
Shanghai Electric Group Company, Ltd.	74,864	31,283
Shanghai Forte Land Company	32,789	14,671
Shenzhen Expressway Company, Ltd.	23,859	14,326
Sinopec Shanghai Petrochemical
Company, Ltd., H Shares	61,934	30,578
Sinopec Yizheng Chemical Fibre
Company, Ltd. *	18,075	4,090
Sinotrans, Ltd., Class H	42,610	15,395
Solomon Systech International, Ltd.	43,838	6,820
Tsingtao Brewery Company, Ltd., Series H	4,930	8,316
Weichai Power Company, Ltd.	1,643	5,799
Yanzhou Coal Mining Company, Ltd., Class H	51,990	42,046
Zhejiang Expressway Company, Ltd., Class H	39,718	30,436
Zijin Mining Group, Ltd.	83,529	58,209
ZTE Corp., Class H	4,443	20,451

		4,603,444
Colombia - 0.03%
BanColombia SA, ADR	4,595	143,134

Czech Republic - 0.11%
CEZ AS	5,551	254,472
Komercni Banka AS	407	60,502
Philip Morris CR AS	18	9,352
Telefonica Czech Republic A.S.	3,019	69,474
Unipetrol AS *	1,942	21,791
Zentiva NV	613	37,331

		452,922

The accompanying notes are an integral part of the financial statements.

83

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Denmark - 0.66%
A P Moller- Maersk A/S (a)	29	$273,064
AS Det Ostasiatiske Kompagni	514	28,748
Bang & Olufsen A/S - B Series (a)	293	37,753
Carlsberg AS, B Shares	848	84,200
Codan AS	350	34,009
Coloplast AS (a)	712	64,396
Dampskibsselskabet Torm AS (a)	400	26,195
Danisco AS (a)	1,319	112,291
Danske Bank AS	12,702	564,289
DSV AS (a)	537	98,087
FLS Industries AS, B Shares	1,083	68,814
GN Store Nord AS (a)	5,534	81,786
H. Lundbeck AS	1,490	41,074
Jyske Bank *	1,485	105,397
NKT Holdings A/S	589	52,072
Novo Nordisk AS	6,355	529,213
Novozymes AS, B Shares	1,236	106,319
Sydbank AS	1,680	80,284
Topdanmark AS *	522	86,292
TrygVesta AS (a)	721	55,065
Vestas Wind Systems AS *	4,789	202,369
William Demant Holdings AS * (a)	618	50,097

		2,781,814
Finland - 1.13%
Amer Sport Oyj (a)	1,940	42,701
Cargotec Corp. Oyj, B Shares (a)	964	53,555
Elisa Oyj, A Shares	3,803	104,133
Fortum Corp. Oyj	11,724	333,555
KCI Konecranes Oyj	1,414	41,610
Kesko Oyj	1,731	91,415
Kone Corp. Oyj (a)	1,939	109,871
Metra Oyj, B Shares (a)	1,631	87,834
Metso Oyj	3,373	170,207
Neste Oil Oyj (a)	3,419	103,905
Nokia AB Oyj	107,806	2,202,198
Nokian Renkaat Oyj (a)	2,760	56,525
OKO Bank - A (a)	2,400	40,221
Orion Oyj, Series B * (a)	2,090	45,369
Outokumpu Oyj (a)	2,613	102,271
Rautaruukki Oyj	2,219	88,285
Sampo Oyj, A Shares	11,160	298,658
SanomaWSOY Oyj (a)	1,740	49,022
Stora Enso Oyj, R Shares	15,353	243,118
TietoEnator Oyj (a)	1,924	62,051
UPM-Kymmene Oyj	13,816	348,588
Uponor Oyj	1,366	51,121
YIT Oyj	3,180	87,913

		4,814,126
France - 7.54%
Accor SA	5,126	397,063
Air France KLM	2,848	119,850

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Alcatel-Lucent	59,719	$858,977
Alstom RGPT *	2,876	389,764
Atos Origin SA *	1,765	104,646
AXA Group	42,668	1,726,866
BNP Paribas SA	21,443	2,338,681
Bouygues SA	5,139	329,781
Business Objects SA *	2,657	104,239
Cap Gemini SA	3,446	216,226
Carrefour SA	15,310	928,130
Casino Guich-Perrachon SA	1,011	93,922
CNP Assurances SA	940	104,940
Compagnie De Saint Gobain SA	8,185	687,479
Compagnie Generale des Etablissements
Michelin, Class B	3,709	354,844
Credit Agricole SA	15,599	655,821
Dassault Systemes SA	1,521	80,686
Essilor International SA	2,535	272,466
European Aeronautic Defence &
Space Company	8,171	281,422
France Telecom SA	43,268	1,196,171
Gaz de France	5,115	235,229
Gecina SA	277	53,002
Groupe Danone SA	6,105	924,847
Hermes International SA	1,632	204,052
Imerys SA	845	75,155
Klepierre SA	455	85,860
Lafarge SA	3,889	578,368
Lagardere S.C.A.	2,963	238,509
L'Air Liquide SA	3,125	741,863
L'Oreal SA	7,470	748,178
LVMH Moet Hennessy SA	6,250	659,388
M6-Metropole Television	1,422	50,777
Neopost SA	851	106,852
PagesJaunes Groupe SA (a)	3,352	66,659
Pernod-Ricard SA	1,950	447,741
Peugeot SA	3,753	248,614
Pinault-Printemps-Redoute SA	1,718	256,633
Publicis Groupe SA	3,597	151,654
Renault Regie Nationale SA	4,810	577,602
Safran SA	4,027	93,421
Sanofi-Aventis	26,047	2,404,296
Schneider Electric SA	5,781	641,566
SCOR	23,370	69,079
Societe BIC SA	665	46,290
Societe Des Autoroutes Paris-Rhin-Rhone	536	42,792
Societe Generale	9,499	1,611,986
Societe Television Francaise 1	2,805	104,049
Sodexho Alliance	2,529	158,620
STMicroelectronics NV	17,833	331,101
Suez SA Strip VVPR *	3,544	47
Suez SA	23,385	1,210,593
Technip SA (a)	2,744	188,291

The accompanying notes are an integral part of the financial statements.

84

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
France (continued)
Thales SA	2,062	$102,800
Thomson *	6,803	132,953
Total SA	55,917	4,032,520
Unibail	1,183	288,957
Valeo SA	1,744	72,563
Vallourec SA	1,045	303,790
Veolia Environnement SA	7,420	571,820
Vinci SA	5,479	699,873
Vivendi Universal SA	29,532	1,153,915
Zodiac SA	1,048	70,392

		32,024,671
Germany - 5.54%
Adidas-Salomon AG (a)	5,108	254,320
Allianz AG	11,070	2,260,731
Altana AG (a)	1,853	114,925
BASF AG	12,534	1,221,470
Bayer AG	18,652	1,000,772
Beiersdorf AG (a)	1,377	89,255
Bilfinger Berger AG	839	61,469
Celesio AG	2,032	108,973
Commerzbank AG	15,909	605,663
Continental AG	3,434	399,226
DaimlerChrysler AG	23,512	1,452,038
Deutsche Bank AG	13,331	1,782,732
Deutsche Boerse AG	2,641	485,888
Deutsche Lufthansa AG	6,094	167,668
Deutsche Post AG, GDR	2,057	61,361
Deutsche Post AG	18,168	547,578
Deutsche Postbank AG	2,104	177,609
Deutsche Telekom AG	72,723	1,328,160
Douglas Holding AG	950	49,104
E.ON AG	15,989	2,169,620
Fresenius Medical Care AG	1,642	218,780
Heidelberger Druckmaschinen AG	1,430	67,707
Hochtief AG	1,078	78,524
Hypo Real Estate Holding AG	3,355	211,357
Infineon Technologies AG *	19,367	272,946
IVG Immobilien AG	1,994	85,622
KarstadtQuelle AG * (a)	1,714	49,669
Linde AG (a)	2,803	289,471
MAN AG	3,184	287,642
Merck & Company AG	1,280	132,661
Metro AG	4,158	265,072
MLP AG (a)	1,104	21,911
Muenchener Rueckversicherungs-
Gesellschaft AG	5,302	912,487
Premiere AG * (a)	1,835	30,753
ProSieben Sat.1 Media AG	2,198	72,077
Puma AG	309	120,561
Qiagen AG * (a)	3,855	59,112
Rheinmetall AG	842	63,866
RWE AG	11,412	1,257,450

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Germany (continued)
Salzgitter AG	977	$127,700
SAP AG	22,748	1,208,536
Siemens AG	21,732	2,154,832
Solarworld AG (a)	840	52,763
Suedzucker AG	1,846	44,652
Thyssen Krupp AG	9,364	441,012
TUI AG (a)	5,923	118,334
Volkswagen AG (a)	4,369	495,185
Wincor Nixdorf AG	445	69,210

		23,548,454
Greece - 0.51%
Alpha Bank SA	9,378	283,392
Athens Stock Exchange SA (ASE) *	1,250	22,994
Bank of Piraeus SA	5,475	176,430
Coca Cola Hellenic Bottling Company SA	2,760	107,806
Cosmote Mobile Communications SA	2,540	75,080
EFG Eurobank Ergas SA	5,876	212,769
Folli-Follie SA	450	17,755
Germanos SA	1,550	38,862
Greek Organization of Football Prognostics	5,700	220,236
Hellenic Petroleum SA	2,920	40,228
Hellenic Technodomiki Tev SA	3,220	35,948
Hellenic Telecommunications Organization SA *	8,150	244,778
Intracom SA *	2,330	15,804
Motor Oil Hellas Corinth Refineries SA	1,199	30,885
National Bank Of Greece SA	9,719	447,600
Public Power Corp.	2,650	67,141
Techniki Olympiaki SA	2,170	7,273
Titan Cement Company SA	1,460	79,569
Viohalco SA	2,500	31,143

		2,155,693
Hong Kong - 1.72%
Anhui Conch Cement Company, Ltd., Series H	10,930	36,398
Bank of East Asia, Ltd.	36,147	205,423
Beijing Enterprises Holdings, Ltd.	9,286	19,939
BOC Hong Kong Holdings, Ltd.	91,828	249,712
Cathay Pacific Airways, Ltd.	24,782	61,178
Cheung Kong Holdings, Ltd.	37,849	466,446
China Eastern Airlines Corp., Ltd. *	21,361	4,642
China Everbright, Ltd. *	20,216	23,653
China Merchants Holdings International
Company, Ltd.	27,582	113,128
China Mobile, Ltd.	131,030	1,134,652
China Resource Power Holdings, Ltd.	30,789	46,871
China Resources Enterprises, Ltd.	31,145	89,499
China Resources Land, Ltd.	30,789	36,855
China Southern Airlines Company, Ltd. *	35,145	14,279
Citic Pacific, Ltd.	29,967	103,453
CLP Holdings, Ltd.	45,789	339,108
CNOOC, Ltd.	398,280	377,919
COFCO International, Ltd.	18,216	18,386

The accompanying notes are an integral part of the financial statements.

85

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hong Kong (continued)
Denway Motors, Ltd.	128,441	$52,020
FU JI Food & Catering Services Holdings, Ltd.	6,300	16,322
Global Bio-Chem Technology Group Company	39,145	13,187
Gome Electrical Appliances Holdings, Ltd.	22,573	17,704
Guangzhou Investment Company, Ltd.	90,507	25,368
Hang Lung Properties, Ltd.	56,326	140,931
Hang Seng Bank, Ltd.	19,419	265,408
Henderson Land Development Company, Ltd.	21,601	120,675
Hong Kong & China Gas Company, Ltd.	90,673	204,019
Hong Kong Electric Holdings, Ltd.	34,582	168,739
Hong Kong Exchange & Clearing, Ltd.	25,430	279,882
Hopewell Holdings, Ltd.	15,362	53,922
Hopson Development Holdings, Ltd., GDR	18,000	50,915
Hutchison Whampoa, Ltd.	52,377	532,013
Hysan Development Company, Ltd.	15,261	39,930
Kerry Properties, Ltd.	12,355	57,743
Li Ning Company, Ltd.	17,751	28,483
Link, REIT	52,946	109,465
Melco International Development	20,000	47,573
MTR Corp, Ltd.	33,744	84,429
New World Development Company, Ltd.	64,055	128,973
Nine Dragons Paper Holdings, Ltd.	26,400	45,620
PCCW, Ltd.	90,208	54,861
Ping An Insurance Group Company of China,
Ltd.	36,645	202,364
Semiconductor Manufacturing
International Corp. *	313,088	40,658
Shanghai Industrial Holdings, Ltd.	11,930	25,401
Shangri-La Asia, Ltd.	30,296	79,074
Shenzhen Investment, Ltd.	42,432	17,622
Shun Tak Holdings, Ltd.	24,000	36,721
Sino Land Company, Ltd.	36,868	86,084
Sun Hung Kai Properties, Ltd.	34,611	397,838
Swire Pacific, Ltd., Class A	23,663	255,262
TCL Multimedia Technology Holdings, Ltd. *	18,075	1,301
Techtronic Industries Company, Ltd.	26,015	33,649
Television Broadcasting Company, Ltd.	6,181	37,749
Travelsky Technology, Ltd.	9,286	14,184
Weiqiao Textile Company, Ltd.	12,751	17,181
Wharf Holdings, Ltd.	31,668	116,858
Wing Hang Bank, Ltd.	4,500	52,940

		7,294,609
Hungary - 0.17%
Gedeon Richter Rt.	395	90,068
Magyar Telekom Rt. *	13,268	73,684
MOL Magyar Olaj - es Gazipari Rt.	1,996	226,306
OTP Bank Rt.	7,125	327,247

		717,305
India - 0.98%
Bajaj Auto, Ltd., ADR	1,056	58,080
Dr Reddy's Laboratories, Ltd., ADR (a)	5,070	92,274

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
India (continued)
Grasim Industries, Ltd., ADR	1,698	$106,804
Hindalco Industries, Ltd., ADR	10,691	43,085
ICICI Bank, Ltd., SADR (a)	13,312	555,643
Infosys Technologies, Ltd., ADR (a)	17,414	950,108
Larsen & Toubro, Ltd., ADR	1,292	42,207
Mahindra & Mahindra, Ltd., ADR	3,280	67,896
Ranbaxy Laboratories, Ltd., ADR	7,844	70,596
Reliance Capital, Ltd. *	2,081	28,542
Reliance Communication, Ltd., ADR *	35,960	383,201
Reliance Energy, Ltd., ADR	1,040	36,660
Reliance Industries, Ltd., ADR	16,990	976,925
Reliance Natural Resources, Ltd., ADR *	17,980	18,037
Satyam Computer Services, Ltd., ADR (a)	12,690	304,687
State Bank of India, Ltd., ADR (a)	1,093	81,319
Tata Motors, Ltd., ADR (a)	8,579	175,269
Videsh Sanchar Nigam, Ltd., ADR (a)	1,174	22,541
Wipro, Ltd., ADR (a)	10,134	163,664

		4,177,538
Indonesia - 0.26%
Aneka Tambang Tbk PT	11,425	10,163
Astra Agro Lestari Tbk PT	9,658	13,531
Astra International Tbk PT	56,483	98,603
Bank Central Asia Tbk PT	155,387	89,844
Bank Danamon Indonesia Tbk PT	48,759	36,596
Bank Internasional Indonesia Tbk PT	556,000	14,837
Bank Mandiri Tbk PT	170,878	55,101
Bank Pan Indonesia Tbk PT *	166,573	10,742
Bank Rakyat Indonesia Tbk PT	150,501	86,182
Berlian Laju Tanker Tbk PT	64,000	12,382
Bumi Resources Tbk PT	496,780	49,714
Energi Mega Persada Tbk PT *	83,500	4,828
Gudang Garam Tbk PT	16,482	18,693
Indocement Tunggal Prakarsa Tbk PT	26,487	16,934
Indofood Sukses Makmur Tbk PT	122,905	18,449
Indosat Tbk PT	961	37,047
International Nickel Indonesia Tbk PT	5,500	18,958
Kalbe Farma Tbk PT *	117,571	15,557
Perusahaan Gas Negara Tbk PT	50,997	65,777
PT Indonesian Satellite Corp.	28,500	21,390
PT Telekomunikiasi Indonesia, ADR	4,330	197,448
Ramayana Lestari Sentosa Tbk PT	51,631	4,995
Semen Gresik Persero Tbk PT	4,414	17,816
Telekomunikasi Indonesia Tbk PT	108,000	121,288
Unilever Indonesia Tbk PT	43,500	31,923
United Tractors Tbk PT	40,968	29,837

		1,098,635
Ireland - 0.81%
Allied Irish Banks PLC	23,096	685,744
Bank of Ireland	25,641	592,128
C&C Group PLC	7,632	135,462
CRH PLC	14,456	601,662

The accompanying notes are an integral part of the financial statements.

86

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Ireland (continued)
DCC PLC	2,159	$73,362
Depfa Bank PLC	9,239	165,199
Elan Corp. *	10,585	150,156
Experian Group, Ltd. *	27,029	317,377
Fyffes PLC	8,508	19,984
Grafton Group PLC *	5,854	97,798
Greencore Group PLC	4,048	24,999
Iaws Group PLC, ADR	2,846	72,858
Independent News & Media PLC	15,515	61,626
Irish Life & Permanent PLC	7,175	197,884
Kerry Group PLC	3,494	87,280
Kingspan Group PLC	3,165	83,823
Paddy Power PLC	929	18,462
Ryanair Holdings PLC, SADR * (a)	868	70,742

		3,456,546
Israel - 0.33%
Africa-Israel Investments, Ltd.	198	14,966
Aladdin Knowledge Systems, ADR *	245	4,775
Alvarion, Ltd., ADR * (a)	2,419	16,256
Audio Codes, Ltd., ADR * (a)	879	8,236
Bank Hapoalim, Ltd.	25,002	117,671
Bank Leumi Le-Israel	20,658	84,051
Bezek Israeli Telecommunications Corp., Ltd.	27,795	45,077
Check Point Software Technologies, Ltd., ADR *	4,933	108,131
(a)
Clal Industries & Investments, Ltd.	1,318	6,828
Clal Insurance Enterprise Holdings, Ltd.	327	8,118
Discount Investment Corp.	523	15,166
ECI Telecom, Ltd., ADR * (a)	1,738	15,051
Elbit Systems, Ltd.	570	18,421
Given Imaging Corp., ADR * (a)	678	13,119
Harel Insurance Investments, Ltd.	158	8,609
ICL Israel Chemicals, Ltd.	13,138	82,113
IDB Development Corp., Ltd.	621	19,406
Israel Corp., Ltd.	49	24,700
Israel Discount Bank, Ltd. *	11,922	26,523
Koor Industries, Ltd. *	287	15,115
Makhteshim-Agam Industries, Ltd.	7,769	44,062
Migdal Insurance Holdings, Ltd.	4,367	6,354
Nice Systems, Ltd. *	894	27,577
Orbotech, Ltd. *	827	21,039
Partner Communications, Ltd.	1,845	20,945
RADWARE, Ltd. ADR *	437	6,944
Retalix, Ltd. *	309	5,050
Strauss-Elite, Ltd.	739	7,568
Super-Sol, Ltd. *	2,043	7,847
Syneron Medical, Ltd., ADR * (a)	382	10,364
Tadiran Communications Industries, Ltd.	166	6,490
Teva Pharmaceutical Industries, Ltd.	18,443	575,032
United Mizrahi Bank, Ltd.	3,253	24,450

		1,416,054

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Italy - 3.00%
Alleanza Assicuraz SpA (a)	10,566	$140,963
Assicurazioni Generali SpA	24,806	1,089,061
Autogrill SpA (a)	3,019	55,495
Autostrade SpA	7,280	209,330
Banca Intesa SpA - Non convertible (a)	23,176	169,124
Banca Intesa SpA	101,460	783,237
Banca Monte dei Paschi Siena SpA (a)	27,465	177,680
Banca Popolare di Milano SpA (a)	10,536	182,828
Banche Popolari Unite SpA (a)	8,765	240,810
Banco Popolare Di Verona e Novara SpA (a)	9,687	278,030
Benetton Group SpA (a)	1,777	33,908
Bulgari SpA (a)	3,823	54,232
Capitalia SpA (a)	43,955	415,882
Enel SpA (a)	111,871	1,153,690
Eni SpA	67,318	2,263,462
Fiat SpA * (a)	14,300	273,242
Finmeccanica SpA (a)	7,817	211,773
Fondiaria-Sai SpA (a)	1,783	85,267
Gruppo Editoriale L'Espresso SpA (a)	4,709	25,602
Italcementi SpA (a)	1,850	52,170
Lottomatica SpA (a)	1,501	62,432
Luxottica Group SpA (a)	3,441	105,709
Mediaset SpA (a)	19,989	237,134
Mediobanca SpA (a)	12,451	293,939
Mediolanum SpA (a)	6,689	54,505
Mondadori (Arnoldo) Editore SpA (a)	3,141	32,827
Pirelli & Company SpA (a)	72,036	71,722
San Paolo-IMI SpA	28,912	671,480
Seat Pagine Gialle SpA (a)	103,657	61,759
Snam Rete Gas SpA (a)	24,389	138,310
T.E.R.N.A SpA (a)	30,270	102,557
Telecom Italia SpA (a)	277,583	838,824
Telecom Italia SpA-RNC (a)	157,032	398,276
Tiscali SpA * (a)	6,476	21,621
UniCredito Italiano SpA (a)	44,882	393,855
UniCredito Italiano SpA	157,360	1,378,812

		12,759,548
Japan - 17.37%
Access Company, Ltd. * (a)	6	27,675
Acom Company, Ltd. (a)	1,987	66,776
Aderans Company, Ltd. (a)	483	11,991
Advantest Corp. (a)	3,980	228,050
AEON Company, Ltd.	16,504	357,049
AEON Credit Service Company, Ltd.	1,877	35,561
Aiful Corp. (a)	1,727	48,607
Aisin Seiki Company	5,179	173,612
Ajinomoto Company, Inc. (a)	15,305	202,266
Alfresa Holdings Corp. (a)	724	43,735
All Nippon Airways Company, Ltd.	17,715	62,659
Alps Electric Company, Ltd. (a)	5,138	55,729
Amada Company, Ltd.	9,829	104,132

The accompanying notes are an integral part of the financial statements.

87

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Amano Corp. (a)	1,095	$13,744
Aoyama Trading Company, Ltd.	1,142	34,253
Arrk Corp. *	1,800	27,115
Asahi Breweries, Ltd. (a)	9,201	147,262
Asahi Glass Company, Ltd. (a)	23,191	278,623
Asahi Kasei Corp. (a)	30,963	202,648
ASATSU-DK, Inc.	548	17,403
Asics Corp. (a)	5,000	62,760
Astellas Pharmaceuticals, Inc.	13,469	612,202
Autobacs Seven Company, Ltd.	853	31,175
Bank of Fukuoka, Ltd.	15,362	112,029
Bank of Kyoto, Ltd. (a)	7,000	65,280
Benesse Corp. (a)	1,854	70,562
Bridgestone Corp. (a)	15,253	340,237
Canon Sales Company, Inc. (a)	2,000	45,453
Canon, Inc. (a)	27,174	1,529,643
Casio Computer Company, Ltd. (a)	6,233	141,391
Central Glass Company, Ltd.	2,886	16,536
Central Japan Railway Company, Ltd.	40	413,359
Chiba Bank, Ltd.	17,896	151,257
Chiyoda Corp. (a)	4,000	78,303
Chubu Electric Power Company, Inc.	17,177	513,759
Chugai Pharmaceutical Company, Ltd. (a)	7,516	155,024
Circle K Sunkus Company, Ltd.	612	10,875
Citizen Watch Company, Ltd. (a)	10,135	77,572
Coca-Cola West Japan Company, Ltd.	677	15,670
COMSYS Holdings Corp.	2,943	32,589
Credit Saison Company, Ltd. (a)	4,191	144,365
CSK Corp.	1,790	76,397
Dai Nippon Printing Company, Ltd. (a)	16,953	261,791
Daicel Chemical Industries, Ltd.	6,534	46,058
Daido Steel Company, Ltd. (a)	8,000	53,165
Daifuku Company, Ltd.	2,500	39,677
Daiichi Sankyo Company, Ltd.	18,772	586,699
Daikin Industries, Ltd. (a)	5,815	202,261
Daimaru, Inc. (a)	4,886	66,214
Dainippon Ink & Chemicals, Inc.	14,010	54,616
Dainippon Screen Manufacturing Company,
Ltd. (a)	6,238	56,025
Daito Trust Construction Company, Ltd.	1,819	83,442
Daiwa House Industry Company, Ltd.	13,715	238,522
Daiwa Securities Group, Inc.	32,251	361,731
Denki Kagaku Kogyo Kabushiki Kaisha	9,477	39,413
Denso Corp.	12,222	484,670
Dentsu, Inc. (a)	50	146,608
Dowa Mining Company, Ltd.	6,534	55,884
E-Access, Ltd. (a)	23	12,986
East Japan Railway Company	86	574,417
Ebara Corp. (a)	6,534	25,033
EDION Corp. (a)	2,400	35,589
Eisai Company, Ltd.	6,652	365,504
Electric Power Development Company, Ltd. (a)	4,300	189,305

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Elpida Memory, Inc. *	2,600	$142,861
Familymart Company, Ltd.	1,860	50,631
Fanuc, Ltd.	4,679	460,726
Fast Retailing Company, Ltd.	1,366	130,374
Fuji Electric Holdings Company, Ltd.	15,420	83,561
Fuji Photo Film Company, Ltd.	12,267	503,975
Fuji Software ABC, Inc.	418	9,903
Fuji Television Network, Inc.	11	25,138
Fujikura, Ltd.	9,477	83,364
Fujitsu, Ltd. (a)	46,621	365,839
Furukawa Electric Company, Ltd. (a)	17,362	109,110
Glory, Ltd.	1,400	24,642
Goodwill Group, Inc. (a)	40	32,598
Gunma Bank	7,477	44,915
Gunze, Ltd.	5,238	26,317
Hakuhodo DY Holdings, Inc. (a)	570	37,018
Hankyu Department Stores (a)	2,591	21,594
Hankyu Hanshin Holdings, Inc. * (a)	32,000	182,819
Haseko Corp. * (a)	19,500	69,792
Hikari Tsushin, Inc. (a)	700	30,758
Hino Motors, Ltd. (a)	7,886	40,548
Hirose Electric Company, Ltd. (a)	683	77,524
Hitachi Cable, Ltd. (a)	2,591	14,541
Hitachi Capital Corp. (a)	707	13,484
Hitachi Chemical, Ltd.	2,484	68,452
Hitachi Construction Machinery Company, Ltd.	2,243	60,303
(a)
Hitachi High-Technologies Corp.	1,800	53,535
Hitachi, Ltd.	84,118	524,390
Hokkaido Electric Power Company, Inc.	4,768	121,779
Hokugin Financial Group, Inc. (a)	30,134	110,384
Honda Motor Company, Ltd. (a)	39,862	1,574,051
House Food Corp.	2,301	37,930
Hoya Corp.	10,392	405,116
Ibiden Company, Ltd.	3,300	166,352
Index Corp. (a)	27	15,879
Inpex Holdings, Inc. * (a)	20	164,335
Isetan Company, Ltd. (a)	4,262	76,986
Ishikawajima-Harima Heavy Industries
Company, Ltd. (a)	30,134	102,029
ITO EN, Ltd. (a)	1,706	52,173
Itochu Corp.	39,202	321,784
Itochu Techno-Science Corp.	548	29,144
JAFCO Company, Ltd. (a)	653	32,259
Japan Airlines System Corp.	16,953	30,196
Japan Prime Realty Investment Corp.	8	29,036
Japan Real Estate Investment Corp.	11	118,294
Japan Retail Fund Investment Corp., REIT	7	57,047
Japan Tobacco, Inc.	113	545,894
JFE Holdings, Inc. (a)	14,062	724,218
JGC Corp. (a)	5,886	101,129
Joyo Bank, Ltd.	18,953	104,618

The accompanying notes are an integral part of the financial statements.

88

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
JS Group Corp.	6,716	$141,345
JSR Corp. (a)	4,833	125,063
Kajima Corp. (a)	24,191	106,093
Kaken Pharmaceutical Company, Ltd.	1,943	15,165
Kamigumi Company, Ltd.	7,534	61,652
Kaneka Corp.	7,829	71,301
Kansai Electric Power Company, Ltd.	19,878	536,092
Kansai Paint Company, Ltd.	5,238	41,455
Kao Corp.	12,362	333,392
Katokichi Company, Ltd. (a)	1,737	14,068
Kawasaki Heavy Industries, Ltd. (a)	35,963	135,060
Kawasaki Kisen Kaisha, Ltd. (a)	14,067	110,030
KDDI Corp.	63	427,146
Keihin Electric Express Railway
Company, Ltd. (a)	11,067	76,244
Keio Electric Railway Company, Ltd.	15,715	101,664
Keisei Electric Railway Company, Ltd. (a)	5,000	28,439
Keyence Corp. (a)	947	234,632
Kikkoman Corp. (a)	4,238	51,166
Kinden Corp.	2,591	20,963
Kintetsu Corp. (a)	41,792	121,838
Kirin Brewery Company, Ltd. (a)	20,896	328,472
KK DaVinci Advisors *	33	32,716
Kobe Steel Company, Ltd.	71,517	245,150
Kokuyo Company, Ltd. (a)	2,431	38,418
Komatsu, Ltd.	23,430	475,391
Komori Corp.	1,295	24,208
Konami Corp. (a)	2,343	70,866
Konica Minolta Holdings, Inc. (a)	11,391	160,780
Kose Corp. (a)	600	18,147
Koyo Seiko Company, Ltd. (a)	4,843	102,740
Kubota Corp.	26,782	247,963
Kuraray Company, Ltd.	8,800	103,803
Kurita Water Industries, Ltd.	3,319	71,664
Kyocera Corp.	4,238	399,499
KYOWA HAKKO KOGYO COMPANY, LTD.	6,477	55,451
Kyushu Electric Power Company, Inc.	10,031	264,628
Lawson, Inc.	1,631	58,375
LeoPalace21 Corp.	3,402	108,612
Mabuchi Motor Company, Ltd. (a)	918	54,606
Makita Corp. (a)	3,143	96,383
Marubeni Corp.	36,202	183,709
Marui Company, Ltd. (a)	8,664	101,035
Matsui Securities Company, Ltd. (a)	2,000	15,173
Matsumotokiyoshi Company, Ltd. (a)	1,348	29,956
Matsushita Electric Industrial Company, Ltd. (a)	50,393	1,005,531
Matsushita Electric Works, Ltd.	8,181	94,783
Mediceo Holdings Company, Ltd. (a)	4,590	86,960
Meiji Dairies Corp. (a)	6,886	54,209
Meiji Seika Kaisha, Ltd. (a)	6,534	31,236
Meitec Corp.	1,083	32,847
Millea Holdings, Inc.	18,100	638,689

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Minebea Company, Ltd.	8,477	$59,255
Mitsubishi Chemical Holdings Corp, ADR	31,500	198,488
Mitsubishi Corp.	33,956	639,038
Mitsubishi Electric Corp.	48,973	446,836
Mitsubishi Estate Company, Ltd.	29,782	770,666
Mitsubishi Gas & Chemicals Company, Inc.	10,829	113,271
Mitsubishi Heavy Industries, Ltd.	79,937	363,335
Mitsubishi Logistc Corp.	1,943	30,151
Mitsubishi Materials Corp. (a)	24,020	90,207
Mitsubishi Rayon Company, Ltd. (a)	13,010	87,444
Mitsubishi Securities Company, Ltd. (a)	6,000	66,641
Mitsubishi UFJ Financial Group, Inc.	220	2,717,076
Mitsui & Company, Ltd.	39,611	592,376
Mitsui Chemicals, Inc.	18,010	138,602
Mitsui Engineering & Shipbuilding
Company, Ltd. * (a)	15,362	49,948
Mitsui Fudosan Company, Ltd.	21,248	518,592
Mitsui Mining & Smelting Company, Ltd.	16,010	80,168
Mitsui O.S.K. Lines, Ltd. (a)	26,487	261,254
Mitsui Sumitomo Insurance Company, Ltd.	31,259	341,938
Mitsui Trust Holdings, Inc.	17,010	195,217
Mitsukoshi, Ltd.	10,829	50,676
Mitsumi Electric Company, Ltd. (a)	901	19,833
Mizuho Financial Group, Inc.	241	1,721,067
Murata Manufacturing Company, Ltd.	5,304	358,725
Namco Bandai Holdings, Inc. (a)	6,032	88,434
NEC Corp. (a)	50,383	240,856
NEC Electronics Corp. * (a)	1,148	33,565
Net One Systems Company, Ltd. (a)	14	18,467
NGK Insulators, Ltd. (a)	6,829	105,454
NGK Spark Plug Company, Ltd.	4,238	79,757
NHK Spring Company, Ltd.	3,000	31,531
NICHIREI Corp.	7,534	42,220
Nidec Corp. (a)	2,914	225,237
Nikko Cordial Corp. (a)	21,543	247,059
Nikon Corp. (a)	7,181	157,466
Nintendo Company, Ltd.	2,508	651,100
Nippon Building Fund, Inc. (a)	11	146,020
Nippon Electric Glass Company, Ltd.	5,000	105,020
Nippon Express Company, Ltd. (a)	21,191	115,903
Nippon Kayaku Company, Ltd.	3,591	28,662
Nippon Light Metal Company, Ltd. (a)	16,124	41,318
NIPPON MEAT PACKERS, Inc. (a)	5,238	57,210
Nippon Mining Holdings, Inc.	20,868	150,078
Nippon Oil Corp.	32,906	220,065
Nippon Paper Group, Inc. (a)	21	79,219
Nippon Sheet Glass Company, Ltd. (a)	9,829	46,079
Nippon Shokubai Company, Ltd.	3,591	38,165
Nippon Steel Corp. (a)	154,464	887,657
Nippon Telegraph & Telephone Corp.	131	644,957
Nippon Yusen Kabushiki Kaisha (a)	26,077	190,607
Nippon Zeon Company (a)	3,591	38,799

The accompanying notes are an integral part of the financial statements.

89

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Nishimatsu Construction Company, Ltd. (a)	7,886	$26,038
Nishi-Nippon City Bank, Ltd.	14,000	60,223
Nissan Chemical Industries, Ltd. (a)	3,238	40,262
Nissan Motor Company, Ltd. (a)	56,910	685,167
Nisshin Seifun Group, Inc. (a)	4,886	50,410
Nisshin Steel Company (a)	24,953	92,663
Nisshinbo Industries, Inc.	4,591	47,559
Nissin Food Products Company, Ltd. (a)	2,684	99,445
Nitori Company, Ltd. (a)	1,132	49,170
Nitto Denko Corp. (a)	4,368	218,721
NOK Corp. (a)	3,008	59,136
Nomura Holdings, Inc. (a)	44,693	842,981
Nomura Real Estate Office Fund, Inc.	6	54,946
Nomura Research Institute, Ltd.	489	70,911
NSK, Ltd.	11,715	115,452
NTN Corp. (a)	8,772	78,637
NTT Data Corp. (a)	31	155,228
NTT DoCoMo, Inc. (a)	473	747,104
NTT Urban Development Corp. (a)	30	57,971
Obayashi Corp.	17,362	112,611
OBIC Company, Ltd.	210	43,456
Odakyu Electric Railway Company (a)	15,305	97,854
Oji Paper Company, Ltd. (a)	21,191	112,520
Oki Electric Industry Company, Ltd. (a)	15,362	34,202
Okuma Holdings, Inc. (a)	4,000	46,377
Okumura Corp. (a)	2,886	14,282
Olympus Optical Company, Ltd.	5,534	173,889
Omron Corp.	5,839	165,812
Onward Kashiyama Company, Ltd.	2,591	33,066
Oracle Corp. - Japan (a)	1,048	48,515
Oriental Land Company, Ltd. (a)	1,407	73,645
Orix Corp.	2,334	675,541
Osaka Gas Company, Ltd.	54,155	201,560
OSG Corp. (a)	2,500	40,958
Otsuka Corp. (a)	400	40,664
Park24 Company, Ltd. (a)	1,900	24,344
Pioneer Electronic Corp. (a)	3,979	54,625
Promise Company, Ltd.	2,381	74,016
Q.P. Corp.	1,513	13,080
Rakuten, Inc.	170	79,269
Resona Holdings, Inc. * (a)	119	324,932
Ricoh Company, Ltd.	17,601	359,340
Rinnai Corp. (a)	548	16,391
Rohm Company, Ltd.	2,873	286,033
Round One Corp	11	32,531
Ryohin Keikaku Company, Ltd. (a)	689	52,735
Sanken Electric Company	2,943	36,322
SANKYO Company, Ltd.	1,407	77,901
Santen Pharmaceutical Company, Ltd.	1,400	39,404
Sanwa Shutter Corp. (a)	2,238	13,237
Sanyo Electric Company, Ltd. * (a)	37,849	48,017
Sapporo Hokuyo Holdings, Inc.	8	77,295

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Sapporo Holdings (a)	8,534	$48,612
SBI E*Trade Securities Compnay, Ltd. (a)	25	23,735
SBI Holdings, Inc.	210	70,750
Secom Company, Ltd.	5,210	270,075
Sega Sammy Holdings, Inc. (a)	5,008	135,061
Seiko Epson Corp. (a)	2,978	72,433
Seino Transportation Company, Ltd. (a)	3,591	33,730
Sekisui Chemical Company, Ltd.	12,772	101,833
Sekisui House, Ltd. (a)	13,362	194,550
Seven & I Holdings Company, Ltd.	21,319	662,720
SFCG Company, Ltd.	110	17,088
Sharp Corp. (a)	24,782	426,827
Shimachu Company, Ltd.	1,177	34,116
Shimamura Company, Ltd. (a)	624	71,666
Shimano, Inc. (a)	2,131	61,768
Shimizu Corp.	16,305	81,508
Shin-Etsu Chemical Company, Ltd.	9,789	655,479
Shinko Electric Industries Company, Ltd. (a)	2,000	52,258
Shinko Securities Company, Ltd.	14,000	54,342
Shinsei Bank, Ltd.	40,906	240,573
Shionogi & Company, Ltd. (a)	7,477	146,996
Shiseido Company, Ltd. (a)	9,477	205,425
Shizuoka Bank, Ltd.	15,658	155,363
Showa Denko K.K. (a)	28,839	110,486
Showa Shell Sekiyu K.K. (a)	3,345	37,434
SMC Corp.	1,436	203,652
SOFTBANK Corp. (a)	19,112	371,723
Sojitz Holdings Corp. * (a)	18,509	56,293
Sompo Japan Insurance, Inc.	21,896	267,664
Sony Corp.	25,358	1,086,543
Stanley Electric Corp.	3,792	75,983
Sumco Corp. (a)	1,400	118,328
Sumitomo Bakelite Company, Ltd.	4,238	29,268
Sumitomo Chemical Company, Ltd.	39,554	306,728
Sumitomo Corp.	28,134	420,976
Sumitomo Electric Industries, Ltd. (a)	19,001	296,928
Sumitomo Heavy Industries, Ltd.	14,010	147,133
Sumitomo Metal Industries, Ltd.	105,423	457,918
Sumitomo Metal Mining Company, Ltd. (a)	13,715	175,953
Sumitomo Mitsui Financial Group, Inc. (a)	157	1,609,242
Sumitomo Osaka Cement Company, Ltd.	11,477	37,509
Sumitomo Realty &
Development Company, Ltd.	10,124	324,921
Sumitomo Rubber Industries, Inc. (a)	3,300	42,614
Sumitomo Titanium Corp. (a)	600	67,095
Sumitomo Trust & Banking Company, Ltd.	31,554	330,850
Suruga Bank, Ltd. (a)	4,886	60,508
Suzuken Company, Ltd. (a)	1,477	55,593
T&D Holdings, Inc. (a)	6,009	397,318
TAIHEIYO CEMENT CORP. (a)	24,191	94,711
Taisei Corp. (a)	24,134	73,603
Taisho Pharmaceuticals Company, Ltd. (a)	3,238	58,897

The accompanying notes are an integral part of the financial statements.

90

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Taiyo Nippon Sanso Corp. (a)	7,181	$64,676
Taiyo Yuden Company, Ltd. (a)	1,943	34,281
Takara Holdings (a)	5,591	36,029
Takashimaya Company, Ltd. (a)	7,181	101,478
Takeda Pharmaceutical Company, Ltd.	22,651	1,554,788
Takefuji Corp. (a)	2,944	116,499
Tanabe Seiyaku Company, Ltd.	5,000	65,322
TDK Corp. (a)	3,232	256,876
Teijin, Ltd.	22,896	141,002
Terumo Corp.	4,097	161,092
The 77th Bank, Ltd. (a)	8,477	53,771
The Bank of Yokohama, Ltd.	31,316	245,213
The Japan Steel Works, Ltd. (a)	9,000	70,321
The Tokyo Electric Power Company, Ltd. (a)	31,233	1,010,267
THK Company, Ltd. (a)	2,619	67,552
TIS, Inc. (a)	983	23,248
Tobu Railway Company, Ltd. (a)	22,248	107,478
Toda Corp.	2,238	9,495
Toho Company, Ltd. (a)	3,967	71,658
Toho Titanium Company, Ltd. * (a)	900	47,259
Tohoku Electric Power Company, Inc.	11,420	285,440
Tokai Rika Company, Ltd.	1,700	43,277
Tokuyama Corp. (a)	6,000	91,342
Tokyo Broadcasting Company, Ltd.	548	18,278
Tokyo Electron, Ltd. (a)	4,268	336,348
Tokyo Gas Company, Ltd. (a)	60,165	319,970
Tokyo Seimitsu Company, Ltd. (a)	900	42,495
Tokyo Steel Manufacturing Company, Ltd.	3,200	50,168
Tokyo Style Company, Ltd.	1,295	14,003
Tokyo Tatemono Company, Ltd.	7,000	77,984
Tokyu Corp. (a)	28,134	180,114
Tokyu Land Corp.	10,829	102,081
TonenGeneral Sekiyu K.K. (a)	7,829	77,550
Toppan Printing Company, Ltd.	14,010	154,666
Toray Industries, Inc.	33,611	251,888
Toshiba Corp. (a)	75,289	490,225
Tosoh Corp.	13,772	60,862
Toto, Ltd. (a)	6,829	68,390
Toyo Seikan Kaisha, Ltd. (a)	3,791	62,777
Toyo Suisan Kaisha, Ltd. (a)	2,295	36,770
Toyobo Company, Ltd. (a)	14,067	42,429
Toyoda Gosei Company, Ltd.	1,966	45,506
Toyota Industries Corp. (a)	5,310	244,030
Toyota Motor Corp.	73,553	4,918,982
Toyota Tsusho Corp. (a)	4,800	128,645
Trend Micro, Inc. (a)	2,767	81,133
Ube Industries, Ltd.	20,963	60,234
UNI Charm Corp. (a)	1,042	61,894
Uniden Corp. (a)	1,295	8,846
UNY Company, Ltd.	4,238	55,189
Ushio, Inc. (a)	2,443	50,184
USS Company, Ltd.	787	51,243

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Japan (continued)
Wacoal Corp.	2,943	$39,982
West Japan Railway Company, Ltd.	46	196,715
Yahoo Japan Corp. (a)	383	152,524
Yakult Honsha Company, Ltd. (a)	2,443	70,196
Yamada Denki Company, Ltd. (a)	2,084	176,840
Yamaha Corp. (a)	4,774	101,075
Yamaha Motor Company, Ltd. (a)	5,209	163,677
Yamato Transport Company, Ltd. (a)	8,420	129,457
Yamazaki Baking Company, Ltd. (a)	2,591	25,121
YASKAWA Electric Corp. (a)	4,000	46,276
Yokogawa Electric Corp. (a)	5,686	90,145

		73,783,283
Korea - 0.01%
LG Philips LCD Company, Ltd., ADR * (a)	2,360	35,565

Luxembourg - 0.10%
Tenaris SA, ADR	8,220	410,096

Malaysia - 0.37%
AirAsia BHD *	21,700	9,282
AmFirst REIT *	1,424	363
AMMB Holdings BHD	35,600	32,070
Berjaya Sports Toto BHD	17,400	23,660
British American Tobacco Malaysia Berhad	3,300	40,432
Bursa Malaysia BHD	8,000	18,244
Commerce Asset Holdings	55,900	122,727
DRB-Hicom Berhad	16,200	7,710
Gamuda BHD	14,700	21,238
Genting Berhad	9,000	84,136
Golden Hope Plantations BHD	11,200	19,037
Guinness Anchor Berhad	3,700	6,394
Highlands & Lowlands BHD	4,200	6,425
Hong Leong Bank BHD	12,300	19,339
Hong Leong Credit BHD	5,600	7,869
IGB Corp. Berhad	17,700	9,025
IJM Corp. BHD	8,700	18,115
IOI Corporation Berhad	16,100	83,921
IOI Properties BHD	2,300	6,190
KLCC Property Holdings Berhad	11,300	9,091
Kuala Lumpur Kepong Berhad	6,500	24,858
Lafarge Malayan Cement BHD	31,200	12,197
Magnum Corp BHD	22,500	15,170
Malakoff BHD	13,800	39,484
Malayan Bank Berhad	48,000	160,453
Malaysian Airline System BHD *	6,900	9,148
Malaysian Pacific Industries	2,300	6,907
Maxis Communications Berhad	22,300	64,436
Media Prima BHD	13,100	9,278
MISC BHD	28,500	71,856
MMC Corp BHD	8,200	9,385
Mulpha International Berhad *	20,300	7,936
Petronas Dagangan BHD	6,600	9,311
Petronas Gas Berhad *	10,200	25,861

The accompanying notes are an integral part of the financial statements.

91

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Malaysia (continued)
PLUS Expressways BHD	38,500	$30,647
POS Malaysia & Services Holdings BHD	8,100	11,473
PPB Group BHD	12,300	18,990
Proton Holdings BHD	6,500	12,153
Public Bank Berhad	26,000	57,819
Resorts World Berhad	12,600	52,113
RHB Capital BHD	16,600	16,083
Road Builder M Holdings Berhad	10,500	10,113
Scomi Group Berhad	16,400	4,692
Shell Refining Company Federation of Malaya
BHD	3,900	11,711
Sime Darby Berhard	37,700	76,895
SP Setia BHD	12,600	18,204
Star Publications Malaysia BHD	11,600	9,990
Tanjong PLC	5,700	23,252
Telekom Malaysia BHD	21,600	59,660
Tenaga Nasional BHD	25,700	79,357
Transmile Group BHD	3,400	13,677
UMW Holdings Berhad	5,300	11,561
YTL Corp. BHD	16,200	30,059

		1,559,997
Mexico - 0.90%
Alfa SA de CV (a)	9,036	60,154
America Movil SA de CV (a)	475,060	1,071,475
Cemex SA de CV * (a)	183,488	621,962
Coca-Cola Femsa SA de CV	7,859	29,703
Consorcio ARA SA de CV	4,485	30,521
Controladora Comercial Mexicana SA de CV	8,971	23,257
Corp GEO SA de CV *	10,748	53,837
Desarrolladora Homex SA de CV * (a)	4,100	40,273
Empresas ICA Sociedad
Controladora SA de CV *	9,900	37,398
Fomento Economico Mexicano SA de CV	18,255	211,866
Grupo Aeroportuario del Pacifico SA de CV	11,600	45,539
Grupo Aeroportuario del Sureste SA de CV (a)	7,030	29,811
Grupo Bimbo SA de CV (a)	7,988	39,938
Grupo Carso SA de CV (a)	15,170	56,168
Grupo Financiero Banorte SA de CV	36,931	144,435
Grupo Mexico SA	29,245	107,227
Grupo Modelo SA	13,908	77,006
Grupo Televisa SA	59,443	322,133
Industrias Penoles SA de CV (a)	2,750	25,210
Kimberly-Clark de Mexico SA de CV	12,926	59,720
Telefonos de Mexico SA de CV (a)	244,520	346,840
TV Azteca SA de CV *	33,951	25,839
Urbi Desarrollos Urbanos SA de CV *	6,600	23,832
Wal-Mart de Mexico SA de CV, Series V	78,432	345,157

		3,829,301
Netherlands - 2.83%
ABN AMRO Holdings NV	45,866	1,473,779
Aegon NV (a)	36,473	694,994

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Netherlands (continued)
Akzo Nobel NV	6,907	$421,180
ASML Holding NV *	11,787	293,040
Buhrmann NV	3,155	46,879
Corio NV (a)	1,061	86,666
DSM NV	3,893	192,286
Euronext NV	2,328	274,947
Fugro NV (a)	1,546	73,852
Getronics NV (a)	3,160	25,603
Hagemeyer NV * (a)	13,486	68,337
Heineken NV	6,330	300,961
ING Groep NV	47,418	2,101,821
Koninklijke (Royal) KPN NV	49,416	702,305
Koninklijke (Royal) Philips Electronics NV	29,507	1,112,443
Koninklijke Ahold NV *	39,513	420,260
Mittal Steel Company NV	17,842	752,947
Oce-Van Der Grinten NV (a)	2,123	34,711
Randstad Holdings NV	1,198	82,838
Reed Elsevier NV	18,200	310,296
Rodamco Europe NV	1,395	185,557
Royal Numico NV	4,280	230,152
SBM Offshore NV	3,499	120,280
TNT Post Group NV	10,987	472,360
Unilever NV	43,606	1,191,130
Vedior NV	4,384	90,884
Wereldhave NV (a)	536	71,367
Wolters Kluwer NV	7,003	201,365

		12,033,240
New Zealand - 0.14%
Auckland International Airport, Ltd. (a)	27,201	41,973
Contact Energy, Ltd. (a)	8,018	47,004
Fisher & Paykel Appliances Holdings, Ltd. (a)	6,971	18,861
Fisher & Paykel Healthcare Corp. (a)	13,404	40,233
Fletcher Building, Ltd.	13,626	106,090
Kiwi Income Property Trust	21,594	23,431
Sky City Entertainment Group, Ltd. (a)	12,472	45,169
Sky Network Television, Ltd. (a)	5,411	24,972
Telecom Corp. of New Zealand, Ltd. (a)	54,638	187,098
Tower, Ltd. * (a)	4,180	6,509
Vector, Ltd. (a)	6,952	12,344
Warehouse Group, Ltd. (a)	3,823	19,395

		573,079
Norway - 0.71%
Acergy SA *	5,083	97,938
Aker Kvaerner ASA (a)	729	91,066
Den Norske Bank ASA	17,801	252,953
DET Norske Oljeselskapb ASA * (a)	22,000	40,623
Norsk Hydro ASA	19,030	591,250
Norske Skogindustrier ASA	4,513	77,898
Ocean RIG ASA * (a)	4,825	35,560
Orkla ASA	5,118	290,086
Pan Fish ASA * (a)	69,200	63,333

The accompanying notes are an integral part of the financial statements.

92

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Norway (continued)
Petroleum Geo-Services ASA *	4,530	$106,558
ProSafe ASA (a)	4,500	63,945
Schibsted ASA	1,271	45,509
Statoil ASA (a)	17,571	466,218
Stolt-Nielsen SA (a)	1,200	36,802
Storebrand ASA	6,122	77,950
Tandberg ASA	3,539	53,415
Tandberg Television ASA * (a)	2,000	25,112
Telenor ASA	20,591	387,652
TGS Nopec Geophysical Company ASA *	2,800	57,996
Tomra Systems ASA (a)	4,633	31,988
Yara International ASA	5,412	123,178

		3,017,030
Peru - 0.06%
Cia de Minas Buenaventura SA	2,208	60,795
Credicorp SA	1,190	48,790
Minsur SA	8,627	18,355
Southern Peru Copper Corp.	2,028	109,512
Volcan Compania Minera SA, CMN Series B	9,144	23,117

		260,569
Philippines - 0.09%
Ayala Corp.	3,234	37,605
Ayala Land, Inc.	136,000	42,309
Banco De Oro *	8,886	8,339
Bank of the Philippine Islands	33,600	43,525
Filinvest Land, Inc. *	79,193	3,457
First Philippine Holdings Corp.	7,076	9,094
Globe Telecommunications, Inc.	830	20,911
Jollibee Foods Corp.	10,900	9,339
Manila Electric Company *	6,089	6,832
Megaworld Corp.	64,177	3,168
Metropolitan Bank & Trust Company	15,500	16,284
Petron Corp.	37,848	3,166
Philippine Long Distance Telephone Company	1,660	86,352
San Miguel Corp.	11,600	18,339
SM Investments Corp.	4,163	27,600
SM Prime Holdings, Ltd.	109,000	23,904

		360,224
Poland - 0.24%
Agora SA	813	10,197
Bank BPH SA	224	71,318
Bank Pekao SA	2,167	168,966
Bank Zachodni WBK SA	570	44,072
Boryszew SA *	661	5,220
BRE Bank SA *	226	26,095
Budimex SA *	278	7,165
Computerland SA	207	7,305
Debica SA	150	3,990
Globe Trade Centre SA *	1,560	21,551
Grupa Kety SA	228	15,670
KGHM Polska Miedz SA	2,864	87,593

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Poland (continued)
Mondi Packaging Paper Swiecie SA	417	$14,903
Orbis SA	660	14,311
Polish Oil & Gas Company	30,232	37,400
Polska Grupa Farmaceutyczna SA	331	9,043
Polski Koncern Naftowy Orlen SA	7,795	127,774
Powszechna Kasa Oszczednosci Bank Polski
SA	10,415	168,215
Prokom Software SA	271	12,703
Softbank SA	253	4,365
Telekomunikacja Polska SA	18,226	153,762
TVN SA *	2,700	23,103

		1,034,721
Portugal - 0.26%
Banco BPI, SA	8,077	62,991
Banco Comercial dos Acores, SA	51,931	191,879
Banco Espirito Santo SA	5,061	90,961
Brisa Auto Estrada, SA	8,769	109,351
Cimpor-Cimentos De Portugal, SA	5,356	44,456
Electricidade De Portugal, SA	48,579	246,163
Jeronimo Martins, SGPS SA	1,003	22,501
Portugal Telecom, SGPS, SA	20,146	261,593
PT Multimedia.com, SGPS, SA	2,084	26,841
Sonae Industria-SGPS SA New *	1,620	16,033
Sonae, SGPS, SA	23,914	47,651

		1,120,420
Russia - 1.53%
AFK Sistema, Reg. S, Spons. GDR	2,587	82,784
Gazprom, ADR	63,574	2,924,404
JSC MMC Norilsk Nickel, ADR	1,962	309,996
Lukoil Oil Company, ADR	12,663	1,106,746
Mechel Steel Group, ADR	713	18,167
Mobile Telesystems, SADR (a)	5,421	272,080
NovaTek OAO, ADR	2,018	128,143
Novolipetsk Steel, ADR	3,137	72,935
Polyus Gold Company ZAO, ADR * (a)	2,095	103,284
RAO Unified Energy System, ADR	2,646	285,768
Rostelecom, ADR (a)	1,748	79,534
Sberbank, ADR	1,087	375,015
Sibirtelecom, ADR (a)	158	13,904
Surgutneftegaz, ADR (a)	3,895	299,915
Tatneft, ADR (a)	1,737	165,015
UralsvyAzinform, ADR (a)	1,479	19,375
VolgaTelecom, ADR	1,355	16,395
Vympel Communicatii, ADR * (a)	2,442	192,796
Wimm-Bill-Dann Foods OJSC, ADR	460	30,613

		6,496,869
Singapore - 0.76%
Allgreen Properties, Ltd.	13,420	11,461
Ascendas., REIT *	24,395	42,462
Capitacommercial	25,000	42,700
CapitaLand, Ltd. * (a)	29,725	120,144

The accompanying notes are an integral part of the financial statements.

93

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Singapore (continued)
CapitaMall Trust * (a)	23,291	$44,184
Chartered Semiconductor Manufacturing, Ltd. *	27,430	22,889
(a)
City Developments, Ltd.	13,715	113,550
ComfortDelGro Corp., Ltd.	47,269	49,612
Cosco Corp. Singapore, Ltd.	21,000	31,487
Creative Technology, Ltd. (a)	1,504	10,001
DBS Group Holdings, Ltd.	30,316	446,652
Fraser and Neave, Ltd.	23,200	68,060
Haw Par Corp., Ltd.	2,613	12,094
Jardine Cycle and Carriage, Ltd.	2,707	26,118
Keppel Corp., Ltd.	15,010	172,219
Keppel Land, Ltd. (a)	10,124	45,540
Neptune Orient Lines, Ltd. (a)	13,362	18,206
Olam International, Ltd.	17,000	23,606
Oversea-Chinese Banking Corp., Ltd.	66,448	333,550
Parkway Holdings, Ltd.	17,120	35,045
SembCorp Industries, Ltd.	23,415	58,616
SembCorp Marine, Ltd. (a)	13,362	29,617
Singapore Airlines, Ltd.	15,010	171,241
Singapore Exchange, Ltd. (a)	19,601	72,835
Singapore Land, Ltd.	2,591	14,526
Singapore Petroleum Company, Ltd.	3,000	8,527
Singapore Post, Ltd.	35,849	25,474
Singapore Press Holdings, Ltd. (a)	44,059	122,933
Singapore Technologies Engineering, Ltd.	36,202	72,689
Singapore Telecommunications, Ltd.	190,430	407,191
SMRT Corporation, Ltd.	17,010	13,196
ST Assembly Test Services, Ltd. * (a)	34,134	26,035
Suntec Real Estate Investment Trust *	23,191	27,516
United Overseas Bank, Ltd.	29,963	378,945
United Overseas Land, Ltd.	13,568	38,388
Venture Corp., Ltd.	6,534	57,504
Want Want Holdings Company, Ltd.	11,000	17,930
Wing Tai Holdings, Ltd. *	12,772	18,984

		3,231,727
South Africa - 1.22%
African Bank Investments, Ltd.	12,138	49,249
Alexander Forbes, Ltd. *	9,170	20,295
Allan Gray Property Trust	28,755	24,885
Anglo Platinum, Ltd.	1,703	206,818
AngloGold Ashanti, Ltd.	3,917	183,375
Aspen Pharmacare Holdings, Ltd. *	5,681	26,153
Aveng, Ltd.	10,833	51,638
AVI, Ltd.	8,775	24,275
Barloworld, Ltd.	5,422	126,150
Bidvest Group, Ltd. *	6,796	129,001
Consol, Ltd.	9,335	25,096
Edgars Consolidated Stores, Ltd.	12,961	71,730
Ellerine Holdings, Ltd.	2,582	28,480
FirstRand, Ltd.	72,799	229,278
Foschini, Ltd.	5,536	45,081

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Africa (continued)
Gold Fields, Ltd.	12,901	$242,965
Grindrod, Ltd.	6,753	14,945
Harmony Gold Mining Company, Ltd. *	8,875	140,010
Impala Platinum Holdings, Ltd.	13,675	356,969
Imperial Holdings, Ltd. *	4,898	113,952
Investec, Ltd.	4,490	55,889
JD Group, Ltd.	4,479	50,548
Kumba Iron Ore, Ltd. *	1,734	27,367
Lewis Group, Ltd.	2,534	21,156
Liberty Group, Ltd.	2,778	32,715
Massmart Holdings, Ltd.	5,107	50,861
Metropolitan Holdings, Ltd.	13,720	29,197
Mittal Steel South Africa, Ltd.	5,403	75,310
MTN Group, Ltd.	34,681	419,687
Murray & Roberts Holdings, Ltd.	8,187	46,575
Nampak, Ltd.	14,574	44,949
Naspers, Ltd.	7,728	181,995
Nedbank Group, Ltd.	5,168	97,879
Network Healthcare Holdings, Ltd. *	32,258	63,200
Pick'n Pay Stores, Ltd.	6,260	29,396
Pretoria Portland Cement Company, Ltd.	283	15,578
Reunert, Ltd.	4,718	54,718
Sanlam, Ltd.	59,128	153,507
Sappi, Ltd.	5,461	91,032
Sasol, Ltd.	15,345	563,377
Shoprite Holdings, Ltd.	11,585	42,157
Spar Group, Ltd.	4,885	29,939
Standard Bank Group, Ltd.	31,806	426,408
Steinhoff International Holdings, Ltd. *	22,742	80,175
Super Group, Ltd.	5,938	9,730
Telkom SA, Ltd. *	7,746	155,485
Tiger Brands, Ltd.	4,273	103,661
Tongaat-Hulett Group, Ltd.	1,449	23,024
Truworths International, Ltd.	12,498	56,809
Woolworths Holdings, Ltd.	21,321	54,446

		5,197,115
South Korea - 2.21%
Amorepacific Corp. *	90	56,129
Asiana Airlines *	2,689	19,806
Cheil Communications, Inc.	100	24,839
Cheil Industries, Inc.	1,200	50,645
CJ Corp.	480	57,806
Daegu Bank	3,300	56,419
Daelim Industrial Company	700	57,204
Daewoo Engineering & Construction
Company, Ltd.	4,010	82,356
Daewoo International Corp.	1,140	47,868
Daewoo Securities Company, Ltd.	3,030	61,089
Daewoo Shipbuilding & Marine Engineering
Company, Ltd.	2,490	78,181
Daishin Securities Company, Ltd.	1,160	29,312
Daum Communications Corp. *	308	19,109

The accompanying notes are an integral part of the financial statements.

94

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
Dongbu Insurance Company, Ltd.	990	$26,347
Dongkuk Steel Mill Company, Ltd.	1,070	27,038
Doosan Infracore Company, Ltd. *	1,630	36,894
GS Engineering & Construction Corp.	940	83,994
Hana Financial Group, Inc.	2,900	152,484
Hanjin Heavy Industries & Construction
Company, Ltd.	1,240	40,400
Hanjin Shipping Company, Ltd.	1,450	41,161
Hanmi Pharm Company, Ltd.	168	25,290
Hanwha Chem Corp.	1,680	22,310
Hite Brewery Company, Ltd.	270	34,694
Honam Petrochemical Corp.	390	29,145
Hyundai Autonet Company, Ltd. *	2,560	25,132
Hyundai Department Store Company, Ltd.	400	36,129
Hyundai Development Company	1,670	101,996
Hyundai Engineering & Construction
Company, Ltd. *	1,020	62,516
Hyundai Heavy Industries	1,170	158,516
Hyundai Marine & Fire
Insurance Company, Ltd.	1,990	25,249
Hyundai Mipo Dockyard	330	42,226
Hyundai Mobis	1,430	132,083
Hyundai Motor Company	4,060	294,241
Hyundai Securities Company, Ltd.	3,020	40,591
Kangwon Land, Inc.	2,840	61,686
KCC Corp.	130	40,468
Kia Motors Corp.	4,940	71,444
Kookmin Bank, SADR	8,710	702,374
Kookmin Bank	210	16,913
Korea Electric Power Corp., ADR (a)	13,226	300,362
Korea Exchange Bank *	2,640	36,477
Korea Investment Holdings Company, Ltd.	1,010	50,283
Korea Zinc Company, Ltd.	340	36,084
Korean Air Lines Company, Ltd.	969	36,937
Korean Reinsurance Company	2,070	28,268
KT & G Corp.	2,900	176,183
KT Corp., SADR * (a)	7,002	177,501
KT Corp.	290	14,500
KT Freetel Company, Ltd.	2,550	81,573
LG Chem, Ltd.	1,210	56,076
LG Electronics, Inc.	2,400	141,935
LG Fashion Corp. *	636	14,370
LG Household & Health Care, Ltd.	310	41,167
LG International Corp.	843	20,803
LG Petrochemical Company, Ltd.	740	18,699
LG Philips LCD Company, Ltd. *	1,180	35,337
Lotte Chilsung Beverage Company, Ltd.	20	30,107
Lotte Confectionery Company, Ltd.	20	26,021
Lotte Shopping Company	220	91,312
LS Cable, Ltd.	520	21,471
Mirae Asset Securities Company, Ltd.	420	33,871
NCsoft Corp. *	400	22,925

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
South Korea (continued)
NHN Corp. *	957	$117,413
Nong Shim Company, Ltd.	90	27,581
Orion Corp.	100	29,301
Pacific Corp.	140	25,591
POSCO	1,950	647,903
Pusan Bank	3,320	41,411
S1 Corp.	530	24,705
Samsung Corp.	3,430	113,042
Samsung Electro-Mechanics Company	1,570	73,182
Samsung Electronics Company, Ltd.	3,090	2,036,742
Samsung Engineering Company, Ltd.	860	39,995
Samsung Fire & Marine
Insurance Company, Ltd.	940	163,237
Samsung Heavy Industries Company, Ltd.	4,450	106,704
Samsung SDI Company, Ltd.	900	62,226
Samsung Securities Company, Ltd.	1,390	75,777
Samsung Techwin Company, Ltd.	1,250	45,632
Shinhan Financial Group Company, Ltd., ADR *	625	64,587
(a)
Shinhan Financial Group Company, Ltd.	4,420	225,753
Shinsegae Company, Ltd.	360	224,516
SK Corp.	2,790	219,000
SK Telecom Company, Ltd., SADR (a)	9,437	249,892
S-Oil Corp.	1,170	86,177
The Hancook Tire Company, Ltd.	2,860	48,589
Tong Yang Investment Bank *	2,240	26,615
Woongjin Coway Company, Ltd.	1,150	31,903
Woori Investment & Securities Company, Ltd.	2,450	52,688
Yuhan Corp.	210	40,194

		9,364,702
Spain - 3.17%
Abertis Infraestructuras SA (a)	6,309	187,321
Acciona SA	725	134,992
Acerinox SA (a)	4,702	143,020
ACS Actividades SA	6,257	352,645
Aguas de Barcelona SA *	16	573
Aguas de Barcelona SA-Class A	1,628	59,616
Altadis SA, Series A	6,890	360,500
Antena 3 de Television SA (a)	2,088	49,155
Banco Bilbao Vizcaya Argentaria SA	91,872	2,211,315
Banco Popular Espanol SA (a)	21,772	394,468
Banco Santander Central Hispano SA (a)	153,680	2,867,539
Cintra Concesiones de Infraestructuras de
Transporte SA (a)	5,273	88,370
Corporacion Mapfre SA	13,850	62,505
Ebro Puleva SA (a)	2,233	56,576
Endesa SA (a)	19,169	906,335
Fadesa Inmobiliaria SA	1,304	60,485
Fomento de Construcciones SA	1,166	118,784
Gamesa Corporacion Tecno SA	4,323	118,942
Gas Natural SDG SA (a)	4,495	177,889
Grupo Ferrovial SA (a)	1,671	163,064

The accompanying notes are an integral part of the financial statements.

95

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Spain (continued)
Iberdrola SA (a)	19,821	$866,280
Iberia Lineas Aereas de Espana SA	12,537	45,661
Indra Sistemas SA (a)	3,134	76,964
Industria de Diseno Textil SA	5,557	299,260
NH Hoteles SA * (a)	2,104	41,674
Promotora de Informaciones SA (a)	2,061	35,927
Repsol SA (a)	22,104	764,213
Sacyr Vallehermoso SA (a)	2,482	147,386
Sogecable SA * (a)	947	33,741
Telefonica SA	115,366	2,454,061
Union Fenosa SA (a)	2,758	136,480
Zeltia SA * (a)	4,277	31,493

		13,447,234
Sweden - 2.01%
Alfa Laval AB	2,401	108,511
Assa Abloy AB, Series B	7,699	167,781
Atlas Copco AB, Series A	8,611	289,670
Atlas Copco AB, Series B	5,280	171,439
Axfood AB	774	32,037
Billerud Aktibolag AB (a)	1,407	25,003
Boliden AB	7,000	180,191
Castellum AB	4,220	56,321
D. Carnegie & Company AB (a)	1,169	25,219
Electrolux AB, Series B	7,276	145,792
Elekta AB, Series B (a)	2,390	50,424
Eniro AB	4,678	61,920
Ericsson LM, Series B	378,450	1,530,472
Fabege AB (a)	2,067	55,475
Getinge AB, Series B	4,381	98,357
Hennes & Mauritz AB, Series B	11,982	606,355
Hoganas AG, B Shares (a)	753	19,769
Holmen AB, Series B	1,371	59,755
Husqvarna AB, B Shares * (a)	7,276	113,867
Kungsleden AB	3,492	53,627
Lundin Petroleum AB, Series A *	5,608	65,207
Modern Times Group AB, Series B *	1,304	85,825
Nobel Biocare AG *	97	6,342
Nobia AB	1,200	46,247
Nordea Bank AB	52,802	814,750
OMX AB	2,025	37,318
Oriflame Cosmetics AB	734	30,274
Sandvik AB	25,900	376,916
SAS AB *	2,054	34,998
Scania AB, Series B (a)	2,513	176,791
Securitas AB, B Shares	7,699	119,642
Securitas Direct AB, B Shares * (a)	7,699	24,435
Securitas Systems AB, B Shares *	7,699	31,191
Skandinaviska Enskilda Banken AB, Series A	11,667	371,142
Skanska AB, Series B	10,059	198,614
SKF AB, Series B	10,652	197,080
Ssab Svenskt Stal AB, Series A (a)	4,098	97,397

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sweden (continued)
Ssab Svenskt Stal AB, Series B	1,554	$35,116
Svenska Cellulosa AB, Series B	4,692	245,333
Svenska Handelsbanken AB, Series A	13,139	397,790
Swedish Match AB	8,153	152,633
Tele2 AB, Series B	7,987	116,817
Telelogic AB * (a)	7,000	15,664
Teliasonera AB	48,043	395,252
Trelleborg AB, Series B	2,154	51,667
Volvo AB, Series A (a)	2,478	176,141
Volvo AB, Series B	5,604	386,457
Wihlborgs Fastigheter AB	640	13,362

		8,552,386
Switzerland - 5.42%
ABB, Ltd.	54,639	978,856
Adecco SA (a)	3,423	233,645
Ciba Specialty Chemicals AG	1,841	122,341
Clariant AG *	6,357	95,122
Compagnie Financiere
Richemont AG, Series A (a)	13,493	785,474
Credit Suisse Group AG	30,303	2,118,092
Geberit AG	109	167,837
Givaudan AG	159	147,052
Holcim, Ltd.	5,178	474,220
Kudelski SA (a)	1,029	38,725
Kuehne & Nagel International AG	1,500	109,027
Kuoni Reisen Holding AG, Series B *	81	43,301
Logitech International SA *	4,238	122,138
Lonza Group AG	972	83,919
Micronas Semiconductor Holding AG * (a)	806	17,711
Nestle SA	10,445	3,708,183
Nobel Biocare Holding AG, Series BR	629	185,789
Novartis AG	60,679	3,495,019
Phonak Holding AG	1,086	86,371
PSP Swiss Property AG *	1,085	62,272
Rieter Holdings AG	142	74,222
Roche Holdings AG	18,308	3,279,874
Schindler Holding AG	1,315	82,642
Serono AG, Series B	121	108,534
SIG Holding AG *	179	59,733
Societe Generale de Surveillance Holdings AG	118	131,385
Straumann Holding AG	197	47,649
Sulzer AG	104	118,270
Swatch Group AG, BR shares	837	184,776
Swatch Group AG	1,296	57,912
Swiss Re	8,845	751,315
Swisscom AG	465	175,855
Syngenta AG *	2,690	499,998
Synthes AG	1,249	148,796
UBS AG	51,995	3,156,832
Unaxis Holding AG * (a)	137	67,677

The accompanying notes are an integral part of the financial statements.

96

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Switzerland (continued)
Zurich Financial Services AG	3,745	$1,007,141

		23,027,705
Taiwan - 1.77%
Accton Technology Corp. *	13,000	8,017
Acer Sertek, Inc.	56,000	116,828
Advanced Semiconductor Engineering, Inc. *	82,000	93,082
Advantech Company, Ltd.	6,000	21,537
Asia Cement Corp.	34,000	32,336
Asia Optical Company, Inc.	4,000	17,242
Asustek Computer, Inc.	63,000	172,407
AU Optronics, Corp.	154,000	214,027
BenQ Corp. *	51,000	27,303
Catcher Technology Company, Ltd.	7,000	68,400
Cathay Financial Holdings Company, Ltd.	133,000	301,948
Cathay Real Estate Development Company,
Ltd. *	22,000	15,794
Chang Hwa Commercial Bank *	99,000	69,098
Cheng Shin Rubber Industry Company, Ltd.	15,000	14,841
Cheng Uei Precision Industry Company, Ltd.	6,000	21,445
Chi Mei Optoelectronics Corp.	89,000	90,106
China Airlines *	30,000	13,990
China Development Financial Holdings Corp.	218,000	100,322
China Motor Company	13,000	11,965
China Steel Corp.	208,000	220,795
Chinatrust Finance Holding Company, Ltd.	152,000	127,075
Chunghwa Picture Tubes, Ltd. *	140,000	30,066
Chunghwa Telecom Company, Ltd.	119,000	221,243
CMC Magnetics Corp. *	65,000	22,833
Compal Communications, Inc.	5,000	16,260
Compal Electronics, Inc.	81,000	72,191
Compeq Manufactuing Company, Ltd. *	23,000	10,831
Delta Electronics Inc.	35,000	112,747
D-Link Corp.	16,000	20,960
E.Sun Financial Holding Company, Ltd.	68,000	47,148
Eternal Chemical Company, Ltd.	11,000	17,009
EVA Airways Corp.	30,000	12,471
Evergreen Marine Corp.	25,000	14,458
Far Eastern Textile, Ltd.	58,000	50,713
First Financial Holding Company, Ltd.	107,000	81,247
Formosa Chemicals & Fibre Corp.	71,000	118,715
Formosa Petrochemical Corp.	47,000	103,243
Formosa Plastic Corp.	102,000	169,296
Formosa Taffeta Company, Ltd.	18,000	13,640
Foxconn Technology Company, Ltd.	8,000	95,843
Fu Sheng Industrial Company, Ltd.	15,000	14,680
Fubon Group Company, Ltd.	89,000	83,280
Fuhwa Financial Holdings Company, Ltd. *	31,000	15,502
Giant Manufacturing Company, Ltd.	5,000	8,207
Gigabyte Technology Company, Ltd.	14,000	10,631
HannStar Display Corp. *	118,000	22,373
High Tech Computer Corp.	7,000	138,518
Hon Hai Precision Industry Company, Ltd.	101,521	724,147

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Hua Nan Financial Holdings Company, Ltd.	80,000	$59,273
Inventec Appliances Corp.	5,000	13,959
Inventec Company, Ltd.	34,000	29,885
Kinpo Electronics, Inc.	25,000	9,933
Largan Precision Company, Ltd.	2,000	38,656
Lite-On Technology Corp.	59,000	79,735
Macronix International Co., Ltd. *	67,000	28,983
MediaTek, Inc.	19,000	196,441
Mega Financial Holding Company, Ltd.	213,000	156,507
Micro-Star International Company, Ltd.	17,000	13,508
Mitac International	23,000	27,802
Nan Ya Plastics Corp.	126,000	209,903
Nan Ya Printed Circuit Board Corp.	5,000	34,515
Nien Made Enterprises Company, Ltd.	7,000	7,087
Novatek Microelectronics Corp., Ltd.	10,000	45,252
Optimax Technology Corp. *	10,000	7,056
Oriental Union Chemical Corp.	12,000	8,026
Phoenix Precision Technology Corp.	14,000	16,751
Phoenixtec Power Company, Ltd.	9,000	9,913
Polaris Securities Company, Ltd. *	50,560	26,602
Pou Chen Corp.	44,000	49,946
President Chain Store Corp.	11,000	26,559
Quanta Computer, Inc.	42,000	76,153
Realtek Semiconductor Corp.	17,000	29,259
Ritek Corp. *	53,000	15,529
Shin Kong Financial Holding Company, Ltd.	67,000	72,149
Siliconware Precision Industries Company	56,000	87,964
SinoPac Holdings Company, Ltd.	138,000	73,879
Synnex Technology International Corp.	17,000	21,488
Taishin Financial Holdings Company, Ltd. *	119,000	69,732
Taiwan Cellular, Corp.	63,000	65,329
Taiwan Cement Corp.	63,000	56,921
Taiwan Fertilizer Company, Ltd.	17,000	32,493
Taiwan Glass Industrial Corp.	16,000	13,646
Taiwan Secom	6,000	10,842
Taiwan Semiconductor
Manufacturing Company, Ltd.	514,000	1,064,427
Tatung Company, Ltd. *	82,000	36,730
Teco Electric & Machinery Company, Ltd.	40,000	20,371
U-Ming Marine Transport Corp.	10,000	13,637
Uni-President Enterprises Corp.	65,000	64,811
United Microelectronics Corp.	434,000	269,627
Via Technologies Inc. *	23,000	28,613
Walsin Lihwa Corp. *	63,000	33,631
Wan Hai Lines, Ltd.	25,000	15,340
Waterland Financial Holdings	36,000	11,873
Winbond Electronics Corp. *	81,000	33,051
Wintek Corp.	21,000	19,940
Ya Hsin Industrial Company, Ltd.	22,000	18,021
Yageo Corp. *	56,000	26,114
Yang Ming Marine Transport Corp.	28,000	16,150
Yieh Phui Enterprise	23,000	10,373

The accompanying notes are an integral part of the financial statements.

97

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Taiwan (continued)
Yuanta Core Pacific Securities Company	62,000	$51,453
Yuen Foong Yu Paper Manufacturing
Company, Ltd.	28,000	12,198
Yulon Motor Company, Ltd.	17,000	20,601
Zyxel Communications Corp.	9,000	11,210

		7,506,657
Thailand - 0.20%
Advanced Info Service Company, Ltd.	24,700	53,295
Airports of Thailand PCL	12,200	19,743
Aromatics Thailand PCL	6,800	6,066
Bangkok Bank PCL	9,700	29,516
Bangkok Bank PCL	23,100	73,485
Bangkok Expressway PCL	7,000	4,667
Banpu PCL, Reg.	4,100	21,209
BEC World PCL	25,900	15,117
C.P. Seven Eleven PCL	45,095	7,796
Charoen Pokphand Foods PCL	66,100	9,142
Delta Electronics Thailand PCL	7,200	3,446
Electricity Generating PCL	3,200	8,586
Electricity Generating, Public Company, Ltd.	700	1,849
Hana Microelectronics PCL	16,000	12,393
IRPC PCL *	214,900	36,262
Italian-Thai Development PCL	38,800	5,796
Kasikornbank PCL - Foreign Shares	32,500	56,189
Kasikornbank PCL	10,100	17,183
Kiatnakin Finance PCL	4,200	3,369
Kim Eng Securities Thailand PCL	2,200	1,071
Krung Thai Bank PCL	79,500	26,170
Land & Houses PCL, Foreign Shares	58,600	11,185
Land & Houses PCL	42,600	7,601
National Finance PCL	13,200	5,075
Precious Shipping PCL	6,100	8,606
PTT Chemical PCL	7,797	15,745
PTT Exploration & Production PCL	28,300	75,545
PTT PCL	20,600	119,668
Ratchaburi Electricity Generating Holding PCL	8,400	9,992
Sahaviriya Steel Industries PCL *	106,100	3,082
Siam Cement PCL, Foreign Shares	8,400	59,021
Siam Cement PCL	3,700	24,769
Siam City Cement PCL	1,800	12,647
Siam Commercial Bank PCL	22,500	36,100
Siam Makro PCL	1,700	4,609
Sino Thai Engineering & Construction PCL	10,100	1,302
Thai Airways International PCL	14,500	17,749
Thai Union Frozen Products PCL	8,900	6,155
Tisco Finance PLC	5,300	3,240
True Corp. PCL *	48,000	8,100

		842,541
Turkey - 0.21%
Adana Cimento Sanayii Turk Anonim Sirketi,
Class A	1,139	6,265

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Turkey (continued)
Akbank AS	20,573	$124,773
Akcansa Cimento AS	1,278	7,661
Aksigorta AS	3,270	12,338
Alarko Holding AS	1,826	4,610
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,508	46,527
Arcelik AS	2,672	15,734
Aygaz AS *	2,436	6,872
Cimsa Cimento Sanayi ve Ticaret AS	892	5,724
Dogan Sirketler Grubu Holdings AS	14,027	22,059
Dogan Yayin Holding AS *	5,690	19,983
Dogus Otomotiv Servis ve Ticaret AS	1,031	4,144
Eregli Demir ve Celik Fabrikalari TAS	5,214	33,093
Ford Otomotiv Sanayi AS	1,875	15,074
HACI Omer Sabanci Holdings, AS	12,023	47,058
Hurriyet Gazetecilik AS	5,011	13,217
Ihlas Holding AS *	7,750	2,678
Is Gayrimenkul Yatirim Ortakligi AS	3,967	8,113
KOC Holdings AS *	6,759	26,216
Migros Turk TAS *	2,116	27,308
Petkim Petrokimya Holding AS *	2,188	7,869
Tofas Turk Otomobil Fabrik AS	3,340	11,542
Trakya Cam Sanayi AS	2,662	7,322
Tupras Turkiye Petrol Rafine AS	3,287	56,097
Turk Hava Yollari AS *	937	4,031
Turk Sise ve Cam Fabrikalari AS *	3,960	13,963
Turkcell Iletisim Hizmetleri AS	11,756	59,278
Turkiye Garanti Bankasi AS	25,249	83,332
Turkiye Is Bankasi AS	25,776	118,155
Turkiye Vakiflar Bankasi Tao	10,252	48,079
Ulker Gida Sanayi ve Ticaret AS	1,884	5,022
Vestel Elektronik Sanayi ve Tracaret AS *	2,061	5,349
Yapi ve Kredi Bankasi AS *	17,430	30,238

		899,724
United Kingdom - 18.20%
3i Group PLC	11,860	234,503
Aegis Group PLC	19,444	53,317
Aggreko PLC	3,527	30,085
AMEC PLC	9,708	80,146
Amvescap PLC	19,657	229,467
Anglo American PLC	36,836	1,797,226
ARM Holdings PLC	40,599	99,995
Arriva PLC	5,685	85,071
AstraZeneca Group PLC	40,150	2,157,875
Astro All Asia Networks PLC, GDR	12,500	19,653
Aviva PLC	64,759	1,042,626
BAE Systems PLC	83,688	697,870
Barclays PLC	167,610	2,396,511
Barratt Developments PLC	5,781	139,838
BBA Aviation PLC	11,824	63,340
Bellway PLC	3,236	97,862
Berkeley Group Holdings PLC *	2,430	81,435

The accompanying notes are an integral part of the financial statements.

98

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
BG Group PLC	87,252	$1,184,310
BHP Billiton PLC	62,409	1,142,308
BICC PLC	10,164	88,191
Biffa PLC	9,468	56,932
Boots Group PLC	20,611	338,096
Bovis Homes Group PLC	2,679	56,880
BP PLC	508,816	5,655,736
Britannic Group PLC	17,057	214,317
British Airways PLC *	16,044	165,765
British American Tobacco, Ltd.	40,200	1,125,162
British Land Company PLC	13,111	440,153
British Sky Broadcasting Group PLC	29,346	300,038
Brixton PLC	7,322	82,605
BT Group PLC	212,743	1,256,317
Bunzl PLC	9,778	120,368
Burberry Group PLC	10,801	136,558
Cadbury Schweppes PLC	54,161	579,740
Capita Group PLC	15,501	184,291
Carnival PLC	4,560	231,146
Carphone Warehouse (a)	11,366	69,903
Cattles PLC	5,893	50,700
Centrica PLC	91,713	636,801
Charter PLC *	4,751	84,215
Close Brothers Group PLC	2,918	58,096
Cobham PLC	32,858	124,692
Collins Stewart PLC *	3,856	19,183
Compass Group PLC	53,090	301,555
Cookson Group PLC	3,492	42,953
Corus Group PLC	24,169	251,131
CSR PLC * (a)	2,427	30,899
Daily Mail and General Trust PLC	7,325	102,869
Davis Service Group PLC	2,313	22,833
De La Rue PLC	5,070	64,001
Diageo PLC	70,842	1,391,015
Dixons Group PLC	50,342	188,823
Electrocomponents PLC	12,926	74,243
EMAP PLC	6,007	95,007
EMI Group PLC	22,404	116,286
Enterprise Inns PLC	7,892	209,142
First Choice Holidays PLC	7,253	40,487
FirstGroup PLC	11,264	126,858
FKI PLC	7,917	16,011
Friends Provident Ethical Investment
Trust PLC	36,934	156,979
Galiform PLC *	8,355	22,378
Gallaher Group PLC	16,412	368,546
George Wimpey PLC	9,916	108,472
GKN PLC	20,652	112,451
GlaxoSmithKline PLC	149,174	3,926,893
Great Portland Estates PLC	5,069	68,853
Group 4 Securicor PLC	33,367	122,866
Hammerson PLC	7,475	230,887

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Hanson PLC	17,843	$269,276
Hays PLC	35,374	110,337
HBOS PLC	97,297	2,157,260
HMV Group PLC	6,149	17,253
Home Retail Group	22,691	182,219
HSBC Holdings PLC	299,230	5,456,469
ICAP PLC	11,417	107,002
IMI PLC	9,748	96,801
Imperial Chemical Industries PLC	32,560	288,257
Imperial Tobacco Group PLC	17,420	685,805
Inchcape PLC	13,212	130,941
Intercontinental Hotels Group PLC	9,759	241,224
International Power PLC	40,348	301,688
Intertek Group PLC	4,545	74,199
Invensys PLC *	23,699	127,766
Investec PLC	6,590	85,125
ITV PLC	98,447	205,357
J Sainsbury PLC	37,573	301,176
Johnson Matthey PLC	5,326	146,984
Kesa Electricals PLC	15,212	101,079
Kingfisher PLC	62,769	293,218
Ladbrokes PLC	15,190	124,437
Land Securities Group PLC	11,839	538,668
Legal & General Group PLC	171,065	527,714
Liberty International PLC	5,762	157,549
Lloyds TSB Group PLC	144,082	1,612,808
Logicacmg PLC	31,280	113,956
London Stock Exchange Group PLC	3,835	98,400
Man Group PLC	44,327	453,854
Marks & Spencer Group PLC	43,535	611,384
Meggitt PLC	12,522	76,031
Michael Page International PLC	9,614	85,161
Misys PLC	14,520	61,501
National Express Group PLC	3,921	86,782
National Grid PLC, ADR	70,597	1,019,085
Next Group PLC	6,307	222,358
Old Mutual PLC	131,686	449,437
Pearson PLC	21,407	323,481
Persimmon PLC	6,944	207,549
Premier Farnell PLC	7,074	27,365
Provident Financial PLC	7,595	104,355
Prudential PLC	61,685	845,131
Punch Taverns PLC	7,273	182,197
Rank Group PLC	18,107	82,900
Reckitt Benckiser PLC	15,743	719,689
Reed Elsevier PLC	33,611	368,989
Rentokil Initial PLC	50,179	162,904
Reuters Group PLC	35,459	309,234
Rexam PLC	14,843	152,774
Rio Tinto PLC	26,963	1,435,404
Rolls-Royce Group PLC, B Shares *	1,521,838	2,981
Rolls-Royce Group PLC *	46,815	410,561

The accompanying notes are an integral part of the financial statements.

99

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
United Kingdom (continued)
Royal Bank of Scotland Group PLC	81,881	$3,196,296
Royal Dutch Shell PLC, A Shares (a)	96,725	3,381,688
Royal Dutch Shell PLC, B Shares	71,351	2,501,564
SAB Miller PLC	23,301	536,252
Schroders PLC	3,583	78,319
Scottish & Newcastle PLC	20,710	226,953
Scottish & Southern Energy PLC	22,440	683,015
Scottish Power PLC	38,973	570,981
Serco Group PLC	13,175	98,576
Severn Trent PLC	6,312	181,736
Signet Group PLC	42,164	97,863
Slough Estates PLC	10,131	155,867
Smith & Nephew PLC	25,213	263,214
Smiths Group PLC	14,999	291,281
SSL International PLC	2,586	18,728
Stagecoach Group PLC	17,616	52,790
Standard Life PLC *	54,344	314,799
Tate & Lyle PLC	11,745	176,788
Taylor Woodrow PLC	13,885	115,922
Tesco PLC	203,817	1,614,788
The Sage Group PLC	34,456	182,890
Tomkins PLC	21,110	101,610
Travis Perkins PLC	3,215	124,934
Trinity Mirror PLC	8,518	78,330
Tullett Prebon PLC *	3,856	49,092
Unilever PLC	31,547	882,354
United Business Media PLC	6,969	94,593
United Utilities PLC	23,065	352,375
Vodafone Group PLC	1,355,677	3,757,243
Whitbread PLC *	5,876	192,776
William Hill PLC	8,633	106,865
Wolseley PLC	15,548	375,486
WPP Group PLC	31,401	424,682
Xstrata PLC	15,964	797,331
Yell Group PLC	17,262	192,718
Yorkshire Water PLC	10,116	183,475

		77,310,010
United States - 0.00%
Southern Copper Corp.	154	8,299

TOTAL COMMON STOCKS (Cost $309,881,227)		$410,594,219

PREFERRED STOCKS - 1.00%
Brazil - 0.66%
Aracruz Celulose SA	6,500	39,974
Banco Bradesco SA	7,200	291,710
Banco Itau Holding Financeira SA *	13,422	486,587
Brasil Telecom Participacoes SA *	3,000,000	25,728
Braskem SA, A Shares	1,300	9,133
Centrais Eletricas Brasileiras SA	1,700,000	38,141
Cia Brasileira de Distribuicao Grupo Pao de
Acucar	310,000	10,886

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

PREFERRED STOCKS (continued)
Brazil (continued)
Cia de Bebidas das Americas, ADR	2,891	$141,081
Cia de Bebidas das Americas	240,000	118,481
Cia de Gas de Sao Paulo	60,000	9,948
Cia de Tecidos do Norte de Minas - Coteminas	80,000	9,368
Cia Energetica de Sao Paulo *	3,649,049	42,729
Cia Energetica Minas Gerais	1,100,000	54,093
Cia Paranaense de Energia *	2,900,000	33,958
Cia Vale do Rio Doce	14,250	363,692
Duratex SA *	1,400	21,770
Eletropaulo Metropolitana de Sao Paulo SA *	505,856	25,826
Gerdau SA	4,050	66,223
Gol Linhas Aereas Inteligentes SA	1,400	41,600
Klabin SA, ADR	16,000	40,094
Lojas Americanas SA	800,000	44,778
Petroleo Brasileiro SA	21,300	496,834
Sadia SA, ADR	9,000	30,183
Tam SA	1,816	56,564
Tele Norte Leste Participacoes SA	3,400	50,960
Telemig Celular Participacoes SA	5,100,000	9,674
Telesp Celular Participacoes SA *	12,700	51,990
Tim Participacoes SA	16,751,233	58,374
Usinas Siderurgicas de Minas Gerais SA	1,900	71,639
Votorantim Celulose e Papel SA *	1,500	29,206
Weg SA	3,700	26,411

		2,797,635
Germany - 0.19%
Henkel KGaA, Non-Voting	1,556	228,902
Porsche AG, Non-Voting (a)	206	262,068
RWE AG, Non-Voting	1,069	101,567
Volkswagen AG, Non-Voting	2,769	206,632

		799,169
Italy - 0.02%
Unipol SpA	22,076	71,518

Russia - 0.05%
Surgutneftegaz, SADR for PFD Shares	1,920	215,040

South Korea - 0.08%
Hyundai Motor Company	1,000	40,753
LG Electronics, Inc.	470	16,374
Samsung Electronics Company, Ltd.	570	294,193

		351,320

TOTAL PREFERRED STOCKS (Cost $2,938,865)		$4,234,682

WARRANTS - 0.00%
Indonesia - 0.00%
Bank Pan Indonesia Tbk PT
(Expiration Date 10/07/2009, strike
price IDR $400.00) *	33,314	797

TOTAL WARRANTS (Cost $316)		$797

The accompanying notes are an integral part of the financial statements.

100

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

International Equity Index Trust B (continued)
	Shares or
	Principal
	Amount	Value

RIGHTS - 0.02%
Australia - 0.02%
Telstra Corp., Ltd. (Expiration Date:
03/31/2008, strike price AUD $2.00) *	36,320	$77,013

Japan - 0.00%
Dowa Mining Company, Ltd. (Expiration Date
01/29/2010, strike price JPY $1.00) *	6,534	2,791

Malaysia - 0.00%
YTL Corp. BHD (Expiration Date: 01/16/2007,
strike price $0.283) *	1,620	491

Philippines - 0.00%
Megaworld Corp. (Expiration Date
01/09/2007, strike price PHP $1.83) *	25,670	309

Singapore - 0.00%
Allgreen Properties, Ltd. *	6,710	3,106

TOTAL RIGHTS (Cost $63,990)		$83,710

SHORT TERM INVESTMENTS - 15.32%
AIM Short-Term Investment Trust,
STIC Prime Portfolio, Institutional
Class	$4,100,350	$4,100,353
State Street Navigator Securities Lending
Prime Portfolio (c)	60,965,224	60,965,224

TOTAL SHORT TERM INVESTMENTS
(Cost $65,065,577)		$65,065,577

Total Investments (International Equity Index Trust B)
(Cost $377,949,975) - 113.01%		$479,978,985
Liabilities in Excess of Other Assets - (13.01)%		(55,270,198)

TOTAL NET ASSETS - 100.00%		$424,708,787

The portfolio had the following five top industry concentrations as of
December 31, 2006 (as a percentage of total net assets):

Banking	13.74%
Telecommunications Equipment & Services	6.17%
Insurance	5.32%
International Oil	5.24%
Financial Services	5.19%

Mid Cap Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 97.22%
Advertising - 0.20%
ValueClick, Inc. *	90,806	$2,145,746

Aerospace - 0.30%
Alliant Techsystems, Inc. *	30,578	2,390,894
Sequa Corp., Class A *	6,486	746,279

		3,137,173

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Travel - 0.45%
Airtran Holdings, Inc. * (a)	84,320	$989,917
Alaska Air Group, Inc. *	37,064	1,464,028
JetBlue Airways Corp. * (a)	163,080	2,315,736

		4,769,681
Apparel & Textiles - 1.11%
Hanesbrands, Inc. *	88,953	2,101,070
Mohawk Industries, Inc. * (a)	50,036	3,745,695
Polo Ralph Lauren Corp., Class A	56,522	4,389,499
Timberland Company, Class A *	47,256	1,492,344

		11,728,608
Auto Parts - 1.24%
ArvinMeritor, Inc. (a)	65,788	1,199,315
BorgWarner, Inc.	53,742	3,171,853
Federal Signal Corp.	44,476	713,395
Gentex Corp. (a)	132,503	2,061,747
Lear Corp.	62,082	1,833,281
Modine Manufacturing Company	30,578	765,367
O'Reilly Automotive, Inc. *	105,631	3,386,530

		13,131,488
Auto Services - 0.60%
ADESA, Inc.	83,393	2,314,156
Avis Budget Group, Inc. *	93,586	2,029,880
Copart, Inc. *	65,788	1,973,640

		6,317,676
Banking - 4.42%
Associated Banc-Corp.	120,457	4,201,540
Astoria Financial Corp.	78,760	2,375,402
Bank of Hawaii Corp.	46,330	2,499,504
Cathay General Bancorp, Inc. (a)	48,183	1,662,795
City National Corp.	37,064	2,638,957
Colonial Bancgroup, Inc.	141,768	3,649,108
Cullen Frost Bankers, Inc.	55,595	3,103,313
First Niagara Financial Group, Inc.	102,852	1,528,381
FirstMerit Corp.	74,127	1,789,426
Greater Bay Bancorp	47,256	1,244,251
Mercantile Bankshares Corp.	115,824	5,419,405
New York Community Bancorp, Inc. (a)	240,914	3,878,715
SVB Financial Group * (a)	31,504	1,468,716
TCF Financial Corp.	104,705	2,871,011
Washington Federal, Inc.	80,613	1,896,824
Webster Financial Corp.	51,889	2,528,032
Westamerica Bancorp (a)	28,724	1,454,296
Wilmington Trust Corp.	63,008	2,657,047

		46,866,723
Biotechnology - 1.55%
Affymetrix, Inc. * (a)	63,008	1,452,964
Cephalon, Inc. * (a)	56,522	3,979,714
Charles River Laboratories International, Inc. *	62,082	2,685,047
Invitrogen Corp. *	44,476	2,516,897
Martek Biosciences Corp. * (a)	29,651	692,054

The accompanying notes are an integral part of the financial statements.

101

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Millennium Pharmaceuticals, Inc. *	283,537	$3,090,553
Techne Corp. *	36,137	2,003,797

		16,421,026
Broadcasting - 0.25%
Belo Corp., Class A	81,540	1,497,890
Entercom Communications Corp.	25,945	731,130
Westwood One, Inc.	64,861	457,919

		2,686,939
Building Materials & Construction - 0.44%
Dycom Industries, Inc. *	37,990	802,349
Granite Construction, Inc.	31,504	1,585,281
RPM International, Inc.	110,264	2,303,415

		4,691,045
Business Services - 5.53%
Acxiom Corp.	63,008	1,616,155
Alliance Data Systems Corp. *	61,155	3,820,353
Banta Corp.	23,165	843,206
Brinks Company	44,476	2,842,906
Cadence Design Systems, Inc. *	256,666	4,596,888
Catalina Marketing Corp.	33,357	917,318
Ceridian Corp. *	128,796	3,603,712
ChoicePoint, Inc. *	74,127	2,919,121
Corporate Executive Board Company	36,137	3,169,215
CSG Systems International, Inc. *	43,550	1,164,091
Deluxe Corp. (a)	48,183	1,214,212
DST Systems, Inc. *	51,889	3,249,808
Dun & Bradstreet Corp. *	56,522	4,679,456
Fair Isaac Corp.	53,742	2,184,612
Gartner Group, Inc., Class A *	52,816	1,045,229
Harte-Hanks, Inc.	44,476	1,232,430
Jacobs Engineering Group, Inc. *	54,669	4,457,710
Kelly Services, Inc., Class A (a)	19,458	563,115
Korn/Ferry International *	38,917	893,534
Manpower, Inc.	78,760	5,901,487
MPS Group, Inc. *	94,512	1,340,180
Navigant Consulting Company * (a)	50,036	988,711
Rollins, Inc.	27,798	614,614
Sotheby's Holdings, Inc., Class A	51,889	1,609,597
SRA International, Inc., Class A * (a)	37,990	1,015,853
The BISYS Group, Inc. *	111,191	1,435,476
Wind River Systems, Inc. *	70,421	721,815

		58,640,804
Cellular Communications - 0.61%
RF Micro Devices, Inc. *	178,832	1,214,269
Telephone & Data Systems, Inc.	96,365	5,235,511

		6,449,780
Chemicals - 3.03%
Airgas, Inc.	72,274	2,928,542
Albemarle Corp.	36,137	2,594,637
Cabot Corp.	58,375	2,543,399

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
Chemtura Corp.	223,308	$2,150,456
Cytec Industries, Inc.	38,917	2,199,200
Ferro Corp.	39,843	824,352
FMC Corp.	35,210	2,695,325
Lubrizol Corp.	63,935	3,205,061
Lyondell Chemical Company	195,511	4,999,216
Minerals Technologies, Inc.	17,605	1,034,998
Olin Corp.	67,641	1,117,429
Sensient Technologies Corp.	42,623	1,048,526
The Scotts Company, Class A	42,623	2,201,478
Valspar Corp.	94,512	2,612,312

		32,154,931
Coal - 0.37%
Arch Coal, Inc. (a)	131,576	3,951,227

Colleges & Universities - 0.64%
Career Education Corp. *	88,026	2,181,284
Corinthian Colleges, Inc. *	79,687	1,086,134
DeVry, Inc. (a)	55,595	1,556,660
ITT Educational Services, Inc. *	29,651	1,967,937

		6,792,015
Computers & Business Equipment - 2.25%
3Com Corp. *	367,857	1,511,892
Avocent Corp. *	47,256	1,599,616
CDW Corp.	55,595	3,909,441
Diebold, Inc.	60,228	2,806,625
Henry, Jack & Associates, Inc. (a)	72,274	1,546,664
Ingram Micro, Inc., Class A *	128,796	2,628,726
National Instruments Corp.	52,816	1,438,708
Palm, Inc. * (a)	96,365	1,357,783
Plexus Corp. *	42,623	1,017,837
Tech Data Corp. *	50,036	1,894,863
Western Digital Corp. * (a)	205,703	4,208,683

		23,920,838
Construction & Mining Equipment - 0.50%
Joy Global, Inc.	110,264	5,330,162

Construction Materials - 0.79%
Florida Rock Industries, Inc.	45,403	1,954,599
Louisiana-Pacific Corp.	96,365	2,074,739
Martin Marietta Materials, Inc.	41,697	4,332,735

		8,362,073
Containers & Glass - 0.62%
Longview Fibre Company	61,155	1,342,352
Packaging Corp. of America	75,980	1,679,158
Sonoco Products Company	92,659	3,526,602

		6,548,112
Cosmetics & Toiletries - 0.15%
Alberto-Culver Company *	74,127	1,590,024

Crude Petroleum & Natural Gas - 2.23%
Helmerich & Payne, Inc.	97,292	2,380,735
Newfield Exploration Company *	119,530	5,492,404

The accompanying notes are an integral part of the financial statements.

102

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
Patterson-UTI Energy, Inc.	147,328	$3,422,429
Pioneer Natural Resources Company	113,971	4,523,509
Plains Exploration & Production Company *	71,348	3,391,170
Pogo Producing Company (a)	53,742	2,603,263
Quicksilver Resources, Inc. * (a)	50,963	1,864,736

		23,678,246
Domestic Oil - 1.19%
Denbury Resources, Inc. *	111,191	3,089,998
Forest Oil Corp. *	50,963	1,665,471
Noble Energy, Inc.	161,227	7,911,409

		12,666,878
Drugs & Health Care - 0.11%
Perrigo Company	70,421	1,218,283

Educational Services - 0.35%
Laureate Education, Inc. *	47,256	2,298,059
Strayer Education, Inc.	12,972	1,375,681

		3,673,740
Electrical Equipment - 0.65%
AMETEK, Inc.	98,219	3,127,293
Hubbell, Inc., Class B	55,595	2,513,450
Varian, Inc. *	27,798	1,245,072

		6,885,815
Electrical Utilities - 4.80%
Alliant Corp.	107,485	4,059,708
Black Hills Corp.	30,578	1,129,551
DPL, Inc. (a)	104,705	2,908,705
Duquesne Light Holdings, Inc.	81,540	1,618,569
Great Plains Energy, Inc. (a)	74,127	2,357,239
Hawaiian Electric Industries, Inc. (a)	75,054	2,037,716
IDACORP, Inc.	39,843	1,539,932
Northeast Utilities	142,695	4,018,291
NSTAR	99,145	3,406,622
OGE Energy Corp.	84,320	3,372,800
Pepco Holdings, Inc.	176,979	4,603,224
PNM Resources, Inc.	69,494	2,161,263
Puget Energy, Inc.	107,485	2,725,820
Quanta Services, Inc. * (a)	110,264	2,168,893
Sierra Pacific Resources *	204,777	3,446,397
Westar Energy, Inc.	80,613	2,092,714
Wisconsin Energy Corp.	108,411	5,145,186
WPS Resources Corp. (a)	39,843	2,152,717

		50,945,347
Electronics - 2.80%
Amphenol Corp., Class A	80,613	5,004,455
Arrow Electronics, Inc. *	113,044	3,566,538
Avnet, Inc. *	118,604	3,027,960
DRS Technologies, Inc.	37,064	1,952,532
Imation Corp.	32,431	1,505,771
Kemet Corp. * (a)	80,613	588,475

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Mentor Graphics Corp. *	76,907	$1,386,633
Synopsys, Inc. *	130,649	3,492,248
Teleflex, Inc.	36,137	2,333,005
Thomas & Betts Corp. *	48,183	2,278,092
Vishay Intertechnology, Inc. *	170,493	2,308,475
Zebra Technologies Corp., Class A *	64,861	2,256,514

		29,700,698
Energy - 1.82%
Energy East Corp. (a)	137,135	3,400,948
Hanover Compressor Company * (a)	95,439	1,802,843
MDU Resources Group, Inc.	167,713	4,300,161
SCANA Corp.	107,485	4,366,041
Southwestern Energy Company *	155,667	5,456,128

		19,326,121
Financial Services - 4.02%
A.G. Edwards, Inc.	70,421	4,456,945
AmeriCredit Corp. *	107,485	2,705,397
Eaton Vance Corp.	117,677	3,884,518
Fidelity National Financial, Inc., Class A	203,850	4,867,938
IndyMac Bancorp, Inc. (a)	65,788	2,970,986
Investors Financial Services Corp. (a)	61,155	2,609,484
Jefferies Group, Inc.	93,586	2,509,977
Leucadia National Corp. (a)	150,108	4,233,046
MoneyGram International, Inc.	77,834	2,440,874
Nuveen Investments, Inc., Class A	73,201	3,797,668
Raymond James Financial, Inc.	84,320	2,555,739
SEI Investments Company	58,375	3,476,815
Waddell & Reed Financial, Inc., Class A	77,834	2,129,538

		42,638,925
Food & Beverages - 1.07%
Hansen Natural Corp. * (a)	56,522	1,903,661
Hormel Foods Corp.	67,641	2,525,715
PepsiAmericas, Inc.	56,522	1,185,832
Smithfield Foods, Inc. *	92,659	2,377,630
The J.M. Smucker Company	52,816	2,559,991
Tootsie Roll Industries, Inc. (a)	24,091	787,776

		11,340,605
Forest Products - 0.28%
Rayonier, Inc.	71,348	2,928,835

Furniture & Fixtures - 0.07%
Furniture Brands International, Inc. (a)	44,476	721,845

Gas & Pipeline Utilities - 1.88%
AGL Resources, Inc.	72,274	2,812,181
Aquila, Inc. *	346,545	1,628,761
Equitable Resources, Inc.	112,118	4,680,927
National Fuel Gas Company (a)	75,980	2,928,269
ONEOK, Inc.	101,925	4,395,006
Vectren Corp.	70,421	1,991,506
WGL Holdings, Inc.	45,403	1,479,230

		19,915,880

The accompanying notes are an integral part of the financial statements.

103

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products - 3.78%
Advanced Medical Optics, Inc. *	54,669	$1,924,349
Beckman Coulter, Inc.	57,449	3,435,450
Cytyc Corp. *	104,705	2,963,151
DENTSPLY International, Inc.	140,842	4,204,134
Edwards Lifesciences Corp. *	53,742	2,528,024
Gen-Probe, Inc. *	48,183	2,523,344
Henry Schein, Inc. *	82,467	4,039,234
Hillenbrand Industries, Inc.	56,522	3,217,797
Intuitive Surgical, Inc. * (a)	34,284	3,287,835
ResMed, Inc. * (a)	70,421	3,466,122
STERIS Corp.	60,228	1,515,939
Varian Medical Systems, Inc. *	119,530	5,686,042
Ventana Medical Systems, Inc. *	30,578	1,315,771

		40,107,192
Healthcare Services - 1.66%
Apria Healthcare Group, Inc. *	39,843	1,061,816
Covance, Inc. *	59,302	3,493,481
Health Net, Inc. *	108,411	5,275,279
Lincare Holdings, Inc. *	86,173	3,433,132
Omnicare, Inc.	112,118	4,331,119

		17,594,827
Homebuilders - 1.00%
Beazer Homes USA, Inc. (a)	36,137	1,698,800
Hovnanian Enterprises, Inc., Class A * (a)	33,357	1,130,802
M.D.C. Holdings, Inc. (a)	32,431	1,850,189
Ryland Group, Inc. (a)	39,843	2,176,225
Toll Brothers, Inc. *	116,750	3,762,852

		10,618,868
Hotels & Restaurants - 1.44%
Applebee's International, Inc.	68,568	1,691,573
Bob Evans Farms, Inc.	34,284	1,173,199
Boyd Gaming Corp.	38,917	1,763,329
Brinker International, Inc.	113,970	3,437,335
CBRL Group, Inc.	28,724	1,285,686
OSI Restaurant Partners, Inc. (a)	68,568	2,687,866
Ruby Tuesday, Inc. (a)	54,669	1,500,117
The Cheesecake Factory, Inc. *	72,274	1,777,940

		15,317,045
Household Products - 0.76%
Blyth, Inc.	23,165	480,674
Church & Dwight, Inc.	60,228	2,568,724
Energizer Holdings, Inc. *	52,816	3,749,408
Tupperware Brands Corp.	55,595	1,257,003

		8,055,809
Industrial Machinery - 2.70%
AGCO Corp. *	84,320	2,608,861
Cameron International Corp. *	102,852	5,456,299
Donaldson Company, Inc. (a)	64,861	2,251,325
Flowserve Corp. *	53,742	2,712,359
FMC Technologies, Inc. *	63,008	3,883,183

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery (continued)
Graco, Inc.	62,082	$2,459,689
Grant Prideco, Inc. *	118,604	4,716,881
Kennametal, Inc.	36,137	2,126,662
Lincoln Electric Holdings, Inc.	39,843	2,407,314

		28,622,573
Industrials - 0.83%
Crane Company	47,256	1,731,460
Fastenal Company	115,824	4,155,765
Harsco Corp.	38,917	2,961,584

		8,848,809
Insurance - 4.98%
American Financial Group, Inc.	65,325	2,345,821
Arthur J. Gallagher & Company (a)	90,806	2,683,317
Brown & Brown, Inc.	106,558	3,006,001
Everest Re Group, Ltd.	60,228	5,908,969
First American Corp.	89,879	3,656,278
Hanover Insurance Group, Inc.	47,256	2,306,093
HCC Insurance Holdings, Inc.	102,852	3,300,521
Horace Mann Educators Corp.	39,843	804,829
Mercury General Corp.	33,357	1,758,915
Ohio Casualty Corp.	56,522	1,684,921
Old Republic International Corp.	213,116	4,961,340
PMI Group, Inc.	80,613	3,802,515
Protective Life Corp.	64,861	3,080,897
Radian Group, Inc.	75,054	4,046,161
Stancorp Financial Group, Inc.	50,036	2,254,122
Unitrin, Inc.	37,064	1,857,277
W.R. Berkley Corp.	156,594	5,404,059

		52,862,036
Internet Software - 0.97%
Checkfree Corp. *	82,467	3,311,875
F5 Networks, Inc. *	37,990	2,819,238
McAfee, Inc. *	148,255	4,207,477

		10,338,590
Leisure Time - 0.41%
Callaway Golf Company	57,449	827,840
International Speedway Corp., Class A	33,357	1,702,541
Scientific Games Corp., Class A *	62,082	1,876,739

		4,407,120
Life Sciences - 0.29%
Pharmaceutical Product Development, Inc.	95,439	3,075,045

Manufacturing - 1.76%
Carlisle Companies, Inc.	28,724	2,254,834
Lancaster Colony Corp.	22,238	985,366
Mine Safety Appliances Company (a)	27,798	1,018,797
Nordson Corp.	31,504	1,569,844
Pentair, Inc.	92,659	2,909,493
Roper Industries, Inc.	80,613	4,049,997
SPX Corp.	52,816	3,230,226

The accompanying notes are an integral part of the financial statements.

104

John Hancock Trust

Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Manufacturing (continued)
Trinity Industries, Inc.	74,127	$2,609,270

		18,627,827
Medical-Hospitals - 1.46%
Community Health Systems, Inc. *	88,026	3,214,710
Lifepoint Hospitals, Inc. *	52,816	1,779,899
Psychiatric Solutions, Inc. *	49,109	1,842,570
Triad Hospitals, Inc. *	81,540	3,410,818
Universal Health Services, Inc., Class B	50,036	2,773,495
VCA Antech, Inc. *	76,907	2,475,636

		15,497,128
Metal & Metal Products - 1.65%
Commercial Metals Company	109,338	2,820,920
Precision Castparts Corp.	126,016	9,864,533
Reliance Steel & Aluminum Company	59,302	2,335,313
Timken Company	87,100	2,541,578

		17,562,344
Mobile Homes - 0.13%
Thor Industries, Inc. (a)	32,431	1,426,640

Newspapers - 0.52%
Lee Enterprises, Inc.	42,623	1,323,870
Washington Post Company, Class B	5,560	4,145,536

		5,469,406
Office Furnishings & Supplies - 0.40%
Herman Miller, Inc.	60,228	2,189,890
HNI Corp.	45,403	2,016,347

		4,206,237
Paper - 0.32%
Bowater, Inc. (a)	51,889	1,167,502
P.H. Glatfelter Company	41,697	646,304
Potlatch Corp. (a)	36,137	1,583,523

		3,397,329
Petroleum Services - 1.33%
ENSCO International, Inc.	140,842	7,050,550
Pride International, Inc. *	151,961	4,560,350
Tidewater, Inc. (a)	52,816	2,554,182

		14,165,082
Pharmaceuticals - 1.58%
Medicis Pharmaceutical Corp., Class A (a)	50,963	1,790,330
Par Pharmaceutical Companies, Inc. * (a)	32,431	725,481
PDL BioPharma, Inc. * (a)	106,558	2,146,078
Sepracor, Inc. * (a)	101,925	6,276,542
Valeant Pharmaceuticals International (a)	86,173	1,485,623
Vertex Pharmaceuticals, Inc. *	116,750	4,368,785

		16,792,839
Publishing - 0.63%
American Greetings Corp., Class A	55,595	1,327,053
John Wiley & Sons, Inc., Class A	40,770	1,568,422
Media General, Inc., Class A	22,238	826,587
Readers Digest Association, Inc., Class A	88,026	1,470,034

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Publishing (continued)
Scholastic Corp. *	24,091	$863,421
Valassis Communications, Inc. *	44,476	644,902

		6,700,419
Railroads & Equipment - 0.19%
GATX Corp.	47,256	2,047,602

Real Estate - 4.22%
AMB Property Corp., REIT	82,467	4,833,391
Developers Diversified Realty Corp., REIT (a)	100,998	6,357,824
Highwoods Properties, Inc., REIT	51,889	2,114,996
Hospitality Properties Trust, REIT	79,980	3,801,449
Liberty Property Trust, REIT (a)	83,393	4,097,932
Mack-California Realty Corp., REIT	58,375	2,977,125
New Plan Realty Trust, Inc., REIT	95,439	2,622,664
Regency Centers Corp., REIT	63,935	4,997,799
The Macerich Company, REIT	66,715	5,775,518
United Dominion Realty Trust, Inc., REIT	125,090	3,976,611
Weingarten Realty Investors, REIT	69,494	3,204,368

		44,759,677
Retail Grocery - 0.09%
Ruddick Corp.	33,357	925,657

Retail Trade - 7.21%
99 Cents Only Stores * (a)	43,550	530,004
Abercrombie & Fitch Company, Class A	81,540	5,677,630
Advance Auto Parts, Inc.	97,292	3,459,704
Aeropostale, Inc. *	49,109	1,515,995
American Eagle Outfitters, Inc.	186,244	5,812,675
AnnTaylor Stores Corp. *	66,715	2,190,921
Barnes & Noble, Inc.	47,256	1,876,536
BJ's Wholesale Club, Inc. *	59,302	1,844,885
Borders Group, Inc. (a)	54,669	1,221,852
CarMax, Inc. *	99,145	5,317,146
Charming Shoppes, Inc. *	113,971	1,542,028
Chico's FAS, Inc. *	163,080	3,374,125
Claire's Stores, Inc.	86,173	2,855,773
Coldwater Creek, Inc. * (a)	56,522	1,385,920
Dick's Sporting Goods, Inc. *	35,210	1,724,938
Dollar Tree Stores, Inc. *	95,439	2,872,714
Foot Locker, Inc.	144,548	3,169,938
GameStop Corp., Class A * (a)	70,421	3,880,901
MSC Industrial Direct Company, Inc., Class A	50,036	1,958,909
Pacific Sunwear of California, Inc. *	63,935	1,251,847
Payless ShoeSource, Inc. *	61,155	2,007,107
PETsMART, Inc.	126,016	3,636,822
Pier 1 Imports, Inc. (a)	81,540	485,163
Regis Corp. (a)	41,697	1,648,699
Rent-A-Center, Inc. *	64,861	1,914,048
Ross Stores, Inc.	129,723	3,800,884
Saks, Inc. * (a)	128,796	2,295,145
United Rentals, Inc. * (a)	62,082	1,578,745
Urban Outfitters, Inc. *	103,778	2,390,007

The accompanying notes are an integral part of the financial statements.

105

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Williams-Sonoma, Inc. (a)	103,778	$3,262,780

		76,483,841
Sanitary Services - 0.96%
Aqua America, Inc. (a)	122,310	2,786,222
Republic Services, Inc.	105,631	4,296,013
Stericycle, Inc. *	40,770	3,078,135

		10,160,370
Semiconductors - 3.77%
Atmel Corp. *	396,581	2,399,315
Cree, Inc. * (a)	71,348	1,235,747
Cypress Semiconductor Corp. * (a)	133,429	2,250,947
Fairchild Semiconductor International, Inc. *	113,971	1,915,853
Integrated Device Technology, Inc. *	184,392	2,854,388
International Rectifier Corp. *	66,715	2,570,529
Intersil Corp., Class A	127,870	3,058,650
Lam Research Corp. *	131,576	6,660,377
Lattice Semiconductor Corp. *	106,558	690,496
MEMC Electronic Materials, Inc. *	154,741	6,056,563
Micrel, Inc. *	52,816	569,356
Microchip Technology, Inc.	200,144	6,544,709
Semtech Corp. *	67,641	884,068
Silicon Laboratories, Inc. *	50,963	1,765,868
Triquint Semiconductor, Inc. *	126,943	571,244

		40,028,110
Software - 0.95%
Activision, Inc. *	231,648	3,993,611
Advent Software, Inc. * (a)	18,532	653,994
Macrovision Corp. *	47,256	1,335,455
McDATA Corp., Class A *	150,108	833,099
Sybase, Inc. *	84,320	2,082,704
Transaction Systems Architects, Inc., Class A *	35,210	1,146,790

		10,045,653
Steel - 0.37%
Steel Dynamics, Inc.	84,320	2,736,184
Worthington Industries, Inc. (a)	67,641	1,198,599

		3,934,783
Telecommunications Equipment &
Services - 0.99%
ADTRAN, Inc.	58,375	1,325,112
Andrew Corp. *	148,255	1,516,649
Commscope, Inc. * (a)	55,595	1,694,536
Newport Corp. *	37,990	795,890
Plantronics, Inc. (a)	44,476	942,891
Polycom, Inc. *	82,467	2,549,055
Powerwave Technologies, Inc. * (a)	120,457	776,948
UTStarcom, Inc. * (a)	98,219	859,416

		10,460,497
Telephone - 0.63%
Cincinnati Bell, Inc. *	228,868	1,045,927

Mid Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telephone (continued)
Harris Corp.	124,163	$5,694,115

		6,740,042
Tires & Rubber - 0.05%
Bandag, Inc. (a)	10,193	514,033

Tobacco - 0.11%
Universal Corp.	24,091	1,180,700

Transportation - 1.87%
Alexander & Baldwin, Inc.	39,843	1,766,639
C.H. Robinson Worldwide, Inc.	161,227	6,592,572
Con-way, Inc.	43,550	1,917,942
Expeditors International of Washington, Inc.	197,364	7,993,242
Overseas Shipholding Group, Inc.	27,798	1,565,027

		19,835,422
Trucking & Freight - 0.89%
J.B. Hunt Transport Services, Inc.	96,365	2,001,501
Oshkosh Truck Corp.	68,568	3,320,062
Swift Transportation, Inc. *	50,036	1,314,446
Werner Enterprises, Inc. (a)	46,330	809,848
YRC Worldwide, Inc. * (a)	52,816	1,992,748

		9,438,605

TOTAL COMMON STOCKS (Cost $956,217,299)		$1,031,525,446

SHORT TERM INVESTMENTS - 11.74%
Federal Home Loan Mortgage Discount Notes
zero coupon due 02/16/2007	$7,000,000	$6,953,981
Federal National Mortgage Association Discount
Notes
zero coupon due 01/26/2007	13,200,000	13,152,792
Rabobank USA Finance Corp.
5.23% due 01/02/2007	4,340,000	4,339,369
State Street Navigator Securities Lending
Prime Portfolio (c)	97,673,600	97,673,600
U.S. Treasury Bills
zero coupon due 02/01/2007 ****	2,400,000	2,389,933

TOTAL SHORT TERM INVESTMENTS
(Cost $124,509,675)		$124,509,675

Total Investments (Mid Cap Index Trust)
(Cost $1,080,726,974) - 108.96%		$1,156,035,121
Liabilities in Excess of Other Assets - (8.96)%		(95,048,391)

TOTAL NET ASSETS - 100.00%		$1,060,986,730

Small Cap Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 96.42%
Advertising - 0.42%
24/7 Real Media, Inc. * (a)	16,523	$149,533
Aquantive, Inc. *	25,419	626,833

The accompanying notes are an integral part of the financial statements.

106

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Advertising (continued)
inVentiv Health, Inc. *	9,780	$345,723
Marchex, Inc., Class B *	7,941	106,251
ValueClick, Inc. * (a)	31,950	754,978

		1,983,318
Aerospace - 1.17%
AAR Corp. *	12,067	352,236
ARGON ST, Inc. * (a)	4,449	95,832
BE Aerospace, Inc. *	25,805	662,672
Curtiss Wright Corp.	14,547	539,403
EDO Corp. (a)	5,788	137,407
Esterline Technologies Corp. * (a)	8,454	340,104
GenCorp, Inc. * (a)	18,621	261,067
HEICO Corp. (a)	7,054	273,907
Herley Industries, Inc. *	5,238	84,803
Innovative Solutions & Support, Inc. * (a)	4,578	77,963
Integral Systems, Inc.	4,108	95,182
K&F Industries Holdings, Inc. * (a)	6,266	142,301
Moog, Inc., Class A *	12,263	468,324
MTC Technologies, Inc. * (a)	3,647	85,887
Orbital Sciences Corp., Class A *	19,899	366,938
Sequa Corp., Class A *	2,255	259,460
Teledyne Technologies, Inc. *	11,378	456,599
TransDigm Group, Inc. *	3,679	97,530
Triumph Group, Inc. (a)	5,244	274,943
Woodward Governor Company	10,065	399,681

		5,472,239
Agriculture - 0.19%
Andersons, Inc. (a)	4,771	202,243
Delta & Pine Land Company (a)	11,957	483,661
Tejon Ranch Company * (a)	3,692	206,161

		892,065
Air Freight - 0.06%
ABX Air, Inc. *	20,698	143,437
ExpressJet Holdings, Inc. *	16,976	137,506

		280,943
Air Travel - 0.56%
Airtran Holdings, Inc. * (a)	30,206	354,618
Alaska Air Group, Inc. *	13,021	514,330
Frontier Airlines Holdings, Inc. * (a)	12,601	93,247
JetBlue Airways Corp. * (a)	57,635	818,417
Mesa Air Group, Inc. * (a)	12,764	109,387
Republic Airways Holdings, Inc. *	11,015	184,832
SkyWest, Inc.	21,115	538,644

		2,613,475
Aluminum - 0.12%
Century Aluminum Company * (a)	7,712	344,341
Superior Essex, Inc. *	6,767	225,003

		569,344
Amusement & Theme Parks - 0.03%
Great Wolf Resorts, Inc. *	9,551	133,332

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles - 2.00%
Bebe Stores, Inc. (a)	7,950	$157,330
Brown Shoe, Inc.	9,492	453,148
Carter's, Inc. *	16,249	414,349
Cherokee, Inc. (a)	3,045	130,661
Columbia Sportswear Company (a)	4,413	245,804
Crocs, Inc. * (a)	3,307	142,862
Deckers Outdoor Corp. * (a)	3,666	219,777
dELiA*s, Inc. *	7,963	83,532
G & K Services, Class A	7,174	278,997
Guess?, Inc. *	6,954	441,092
Hartmarx Corp. *	11,512	81,275
Iconix Brand Group, Inc. * (a)	12,222	236,985
Interface, Inc., Class A *	16,121	229,241
Joseph A. Bank Clothiers, Inc. * (a)	6,092	178,800
Kellwood Company (a)	8,707	283,152
K-Swiss, Inc., Class A	8,790	270,205
Maidenform Brands, Inc. * (a)	5,088	92,195
Movado Group, Inc.	6,201	179,829
Oakley, Inc. (a)	8,626	173,037
Oxford Industries, Inc. (a)	5,137	255,052
Perry Ellis International, Inc. *	2,696	110,536
Phillips-Van Heusen Corp.	18,400	923,128
Quiksilver, Inc. * (a)	40,812	642,789
Skechers United States of America, Inc.,
Class A *	3,613	120,349
Stage Stores, Inc.	9,748	296,242
Stride Rite Corp.	13,187	198,860
The Gymboree Corp. *	11,147	425,369
Timberland Company, Class A *	16,732	528,397
True Religion Apparel, Inc. * (a)	4,614	70,640
Under Armour, Inc., Class A *	6,927	349,467
Unifirst Corp.	3,314	127,291
Volcom, Inc. * (a)	4,488	132,710
Warnaco Group, Inc. *	15,840	402,019
Wolverine World Wide, Inc.	18,698	533,267

		9,408,387
Auto Parts - 0.92%
Accuride Corp. *	8,199	92,321
Aftermarket Technology Corp. *	7,602	161,770
American Axle & Manufacturing Holdings, Inc. (a)	17,256	327,691
ArvinMeritor, Inc. (a)	23,511	428,605
Commercial Vehicle Group, Inc. *	7,312	159,402
CSK Auto Corp. * (a)	14,713	252,328
Federal Signal Corp.	16,255	260,730
Fuel Systems Solutions, Inc. * (a)	3,959	87,415
Keystone Automotive Industries, Inc. * (a)	5,468	185,857
Lear Corp.	22,434	662,476
LKQ Corp. *	15,021	345,333
Miller Industries, Inc. *	3,582	85,968
Modine Manufacturing Company	11,429	286,068
Noble International, Ltd.	4,301	86,235
Pep Boys - Manny, Moe & Jack (a)	18,138	269,531

The accompanying notes are an integral part of the financial statements.

107

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Auto Parts (continued)
Superior Industries International, Inc. (a)	7,733	$149,015
Titan International, Inc. (a)	5,699	114,835
Visteon Corp. *	42,852	363,385

		4,318,965
Auto Services - 0.14%
Dollar Thrifty Automotive Group, Inc. *	8,299	378,517
Lithia Motors, Inc., Class A (a)	5,517	158,669
Midas, Inc. *	5,591	128,593

		665,779
Automobiles - 0.28%
Asbury Automotive Group, Inc.	4,126	97,208
Group 1 Automotive, Inc.	8,308	429,690
Monaco Coach Corp. (a)	9,330	132,113
Monro Muffler Brake, Inc.	4,180	146,718
Rush Enterprises, Inc., Class A *	7,838	132,619
Tenneco, Inc. *	15,164	374,854

		1,313,202
Banking - 8.98%
1st Source Corp.	4,396	141,243
Alabama National BanCorp	5,553	381,658
Amcore Financial, Inc.	7,488	244,633
Americanwest BanCorp (a)	4,726	114,464
Ameris Bancorp	5,000	140,900
Anchor BanCorp Wisconsin, Inc.	7,323	211,049
Arrow Financial Corp.	4,766	118,054
Bancorp, Inc. * (a)	3,954	117,038
BancTrust Financial Group, Inc. (a)	3,950	100,804
Bank Granite Corp.	6,693	126,966
Bank Mutual Corp.	21,518	260,583
Bank of the Ozarks, Inc. (a)	4,487	148,340
BankAtlantic Bancorp, Inc., Class A	16,141	222,907
BankFinancial Corp.	9,328	166,132
BankUnited Financial Corp., Class A (a)	10,813	302,331
Banner Corp.	4,272	189,420
Berkshire Hill Bancorp, Inc.	3,568	119,385
Boston Private Financial Holdings, Inc.	11,922	336,320
Brookline Bancorp, Inc.	22,022	290,030
Camden National Corp.	2,697	124,386
Capital City Bank Group, Inc. (a)	4,625	163,263
Capital Corp of the West	3,693	118,508
Capitol Bancorp, Ltd.	4,567	210,995
Cardinal Financial Corp.	9,614	98,544
Cascade Bancorp (a)	9,439	292,892
Cathay General Bancorp, Inc. (a)	17,157	592,088
Centennial Bank Holdings, Inc. * (a)	20,252	191,584
Center Financial Corp.	4,816	115,440
Central Pacific Financial Corp.	10,265	397,871
Chemical Financial Corp. (a)	8,506	283,250
Chittenden Corp.	15,584	478,273
Citizens Banking Corp. (a)	14,563	385,920
Citizens First Bancorp, Inc.	3,670	112,816

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
City Bank, Lynnwood, WA	4,635	$165,933
Coastal Financial Corp. (a)	7,809	130,801
CoBiz, Inc. (a)	5,539	122,080
Columbia Bankcorp Oregon (a)	4,571	120,903
Columbia Banking System, Inc.	5,612	197,093
Community Bancorp - NV *	3,403	102,737
Community Bank Systems, Inc.	10,116	232,668
Community Banks, Inc. (a)	8,313	230,769
Community Trust Bancorp, Inc.	5,299	220,067
Corus Bankshares, Inc. (a)	13,094	302,079
CVB Financial Corp.	20,909	302,344
Digital Insight Corp. *	10,840	417,232
Dime Community Bancorp, Inc.	10,139	142,047
Doral Financial Corp. (a)	30,709	88,135
Downey Financial Corp. (a)	7,018	509,366
Enterprise Financial Services Corp. (a)	3,584	116,767
F.N.B. Corp. (a)	19,657	359,133
Fidelity Bankshares, Inc.	8,745	346,914
First BanCorp Puerto Rico	23,446	223,440
First Bancorp	5,010	109,418
First Charter Corp.	11,683	287,402
First Commonwealth Financial Corp. (a)	24,375	327,356
First Community Bancorp	7,660	400,388
First Community Bancshares, Inc. (a)	3,933	155,589
First Financial BanCorp. (a)	11,758	195,300
First Financial Bankshares, Inc. (a)	7,013	293,564
First Financial Corp. (a)	4,909	174,024
First Financial Holdings, Inc. (a)	4,830	189,239
First Indiana Corp.	4,979	126,267
First Merchants Corp.	6,698	182,119
First Midwest BanCorp, Inc., Illinois	16,612	642,563
First Niagara Financial Group, Inc.	37,586	558,528
First Place Financial Corp.	6,890	161,846
First Regional Bancorp *	2,978	101,520
First Republic Bank	8,518	332,883
First South Bancorp, Inc. (a)	3,371	107,501
First State Bancorp	6,470	160,133
FirstFed Financial Corp. * (a)	5,646	378,113
FirstMerit Corp. (a)	26,501	639,734
Flagstar Bancorp, Inc.	14,606	216,753
Flushing Financial Corp.	7,757	132,412
FNB Corp. of Virginia	3,241	134,664
Franklin Bank Corp. * (a)	8,668	178,041
Frontier Financial Corp. (a)	13,386	391,273
GB&T Bancshares, Inc. (a)	6,021	133,486
Glacier Bancorp, Inc. (a)	11,856	289,761
Great Southern Bancorp, Inc. (a)	4,169	123,027
Greater Bay Bancorp	16,863	444,003
Greene County Bancshares, Inc.	3,388	134,605
Greenhill & Company, Inc. (a)	5,900	435,420
Hancock Holding Company	8,982	474,609
Hanmi Financial Corp.	13,497	304,087

The accompanying notes are an integral part of the financial statements.

108

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Harleysville National Corp. (a)	10,137	$195,745
Heartland Financial USA, Inc. (a)	5,311	153,222
Heritage Commerce Corp.	4,935	131,468
Horizon Financial Corp.	5,128	123,380
IBERIABANK Corp.	3,477	205,317
Independent Bank Corp. - MA	4,455	160,514
Independent Bank Corp. - MI	8,259	208,870
Integra Bank Corp.	6,371	175,330
Interchange Financial Services Corp. (a)	7,099	163,206
International Bancshares Corp.	15,489	478,765
ITLA Capital Corp.	2,384	138,057
KNBT Bancorp, Inc.	11,045	184,783
Lakeland Bancorp, Inc. (a)	7,422	110,588
Lakeland Financial Corp.	4,904	125,199
Macatawa Bank Corp. (a)	5,882	125,051
MAF Bancorp, Inc.	11,741	524,705
MainSource Financial Group, Inc.	7,791	131,980
MB Financial, Inc.	9,629	362,147
Mercantile Bank Corp.	3,483	131,309
Mid-State Bancshares (a)	7,499	272,889
Midwest Banc Holdings, Inc. (a)	6,757	160,479
Nara Bancorp, Inc.	7,663	160,310
National Penn Bancshares, Inc. (a)	16,122	326,471
Netbank, Inc. (a)	17,160	79,622
Newalliance Bancshares, Inc. (a)	37,032	607,325
Northern Empire Bancshares * (a)	3,639	107,496
Northwest Bancorp, Inc. (a)	6,672	183,213
Old National Bancorp (a)	22,664	428,803
Old Second Bancorp, Inc. (a)	5,466	160,154
Omega Financial Corp. (a)	4,814	153,663
Oriental Financial Group, Inc.	8,695	112,600
Pacific Capital Bancorp	15,657	525,762
Park National Corp. (a)	4,038	399,762
Partners Trust Financial Group, Inc.	16,463	191,629
Peoples Bancorp, Inc.	4,524	134,363
PFF Bancorp, Inc.	8,252	284,777
Pinnacle Financial Partners, Inc. * (a)	5,388	178,774
Placer Sierra Bancshares	4,216	100,214
PremierWest Bancorp (a)	5,984	95,505
PrivateBancorp, Inc. (a)	5,966	248,365
Prosperity Bancshares, Inc. (a)	8,678	299,478
Provident Bankshares Corp.	11,214	399,218
Provident Financial Services, Inc.	21,344	386,967
Provident New York Bancorp (a)	14,598	218,678
R & G Financial Corp., Class B	10,770	82,391
Renasant Corp. (a)	5,448	166,872
Republic Bancorp, Inc.	25,613	344,751
S & T Bancorp, Inc. (a)	9,106	315,705
S.Y. Bancorp, Inc. (a)	4,704	131,712
Sandy Spring Bancorp, Inc. (a)	5,385	205,599
SCBT Financial Corp.	3,395	141,673
Seacoast Banking Corp. of Florida (a)	5,242	130,002

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Security Bank Corp. (a)	6,009	$137,125
Shore Bancshares, Inc. (a)	3,778	113,944
Signature Bank *	9,764	302,489
Simmons First National Corp., Class A (a)	5,294	167,026
Smithtown Bancorp, Inc. (a)	3,266	88,574
Southside Bancshares, Inc.	4,325	111,282
Southwest Bancorp, Inc.	5,432	151,336
State National Bancshares, Inc. (a)	3,978	153,113
Sterling Bancorp	7,171	141,269
Sterling Bancshares, Inc.	22,459	292,416
Sterling Financial Corp., Pennsylvania	8,926	211,278
Sterling Financial Corp., Spokane (a)	14,210	480,440
Suffolk Bancorp (a)	3,879	147,906
Sun Bancorp, Inc. of New Jersey * (a)	5,613	118,266
Superior Bancorp * (a)	11,871	134,617
Susquehanna Bancshares, Inc.	17,336	465,992
SVB Financial Group * (a)	11,755	548,018
Texas Capital Bancshares, Inc. *	8,109	161,207
Texas United Bancshares, Inc. (a)	3,527	121,117
Tierone Corp.	6,597	208,531
Tompkins Trustco, Inc. (a)	2,722	123,715
Trico Bancshares	3,774	102,691
TrustCo Bank Corp. (a)	26,681	296,693
Trustmark Corp.	16,175	529,084
UCBH Holdings, Inc. (a)	31,485	552,877
Umpqua Holdings Corp. (a)	18,633	548,369
Union Bankshares Corp.	5,002	153,011
United Bankshares, Inc.	12,421	480,072
United Community Banks, Inc.	11,446	369,935
Univest Corp. of Pennsylvania (a)	4,462	136,002
Virginia Commerce Bancorp, Inc. * (a)	5,884	116,974
Virginia Financial Group, Inc.	4,374	122,428
W Holding Company, Inc.	37,091	221,062
Washington Trust Bancorp, Inc. (a)	4,736	132,087
Wesbanco, Inc.	7,555	253,319
West Bancorp. (a)	7,106	126,345
West Coast Bancorp	5,524	191,351
Westamerica Bancorp (a)	10,488	531,007
Western Alliance Bancorp * (a)	4,355	151,423
Willow Grove Bancorp, Inc. (a)	6,630	98,920
Wintrust Financial Corp.	8,597	412,828
Yardville National Bancorp	3,733	140,809

		42,156,029
Biotechnology - 1.96%
Affymetrix, Inc. * (a)	22,573	520,533
Alnylam Pharmaceuticals, Inc. * (a)	10,680	228,552
Applera Corp. - Celera Genomics Group *	25,813	361,124
Arena Pharmaceuticals, Inc. * (a)	15,841	204,507
Bio Reference Labs, Inc. * (a)	3,816	85,822
Bio-Rad Laboratories, Inc., Class A * (a)	6,233	514,347
Coley Pharmaceutical Group, Inc. * (a)	6,557	63,537

The accompanying notes are an integral part of the financial statements.

109

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Combinatorx, Inc. * (a)(e)	8,690	$75,255
Cotherix, Inc. *	6,609	89,155
Cytokinetics, Inc. * (a)	9,360	70,013
deCODE genetics, Inc. * (a)	21,448	97,159
Digene Corp. *	5,868	281,195
Exelixis, Inc. * (a)	31,611	284,499
Genomic Health, Inc. *	4,307	80,110
Geron Corp. * (a)	22,245	195,311
GTx, Inc. *	4,350	77,604
Human Genome Sciences, Inc. * (a)	43,891	546,004
ICOS Corp. *	21,878	739,258
Integra LifeSciences Holdings Corp. * (a)	6,451	274,748
Intermune, Inc. * (a)	8,774	269,800
Keryx Biopharmaceuticals, Inc. * (a)	14,582	193,941
Lexicon Genetics, Inc. *	27,294	98,531
Martek Biosciences Corp. * (a)	10,785	251,722
Medarex, Inc. * (a)	40,914	605,118
Metabasis Therapeutics, Inc. *	7,680	57,754
MGI Pharma, Inc. * (a)	26,187	482,103
Momenta Pharmaceuticals, Inc. * (a)	8,421	132,462
Monogram Biosciences, Inc. * (a)	47,237	84,082
Myriad Genetics, Inc. * (a)	13,271	415,382
Nabi Biopharmaceuticals * (a)	20,570	139,465
Nektar Therapeutics * (a)	29,994	456,209
Neurocrine Biosciences, Inc. *	12,868	134,085
Panacos Pharmaceuticals, Inc. * (a)	17,325	69,473
PRA International *	6,134	155,006
Progenics Pharmaceuticals, Inc. *	7,513	193,385
Sangamo Biosciences, Inc. * (a)	10,268	67,769
Sirna Therapeutics, Inc. * (a)	13,456	175,063
Solexa, Inc. *	8,139	107,028
Tanox, Inc. * (a)	8,175	162,683
Telik, Inc. * (a)	17,587	77,910
Trimeris, Inc. * (a)	6,262	79,590

		9,197,294
Broadcasting - 0.69%
Acacia Research - Acacia Technologies * (a)	9,544	127,699
Belo Corp., Class A	30,208	554,921
Citadel Broadcasting Corp.	12,509	124,590
CKX, Inc. * (a)	16,930	198,589
Cox Radio, Inc., Class A * (a)	15,130	246,619
Cumulus Media, Inc., Class A * (a)	11,917	123,818
Emmis Communications Corp., Class A * (a)	12,195	100,487
Entercom Communications Corp.	10,566	297,750
Entravision Communications Corp., Class A *	22,906	188,287
Fisher Communications, Inc. *	2,842	125,645
Gray Television, Inc.	15,484	113,498
Journal Communications, Inc.	15,001	189,162
Mediacom Communications Corp., Class A *	18,976	152,567
Radio One, Inc., Class D *	26,162	176,332
Sinclair Broadcast Group, Inc., Class A	16,029	168,304

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting (continued)
Spanish Broadcasting System, Inc., Class A * (a)	16,745	$68,822
Westwood One, Inc.	23,933	168,967
World Wrestling Entertainment, Inc., Class A (a)	7,738	126,129

		3,252,186
Building Materials & Construction - 0.97%
Apogee Enterprises, Inc.	10,104	195,108
Beacon Roofing Supply, Inc. * (a)	14,811	278,743
Builders FirstSource, Inc. *	5,319	94,838
Dycom Industries, Inc. *	13,609	287,422
ElkCorp	6,881	282,740
EMCOR Group, Inc. *	10,474	595,447
Granite Construction, Inc.	11,542	580,793
Griffon Corp. * (a)	9,995	254,872
Home Solutions of America, Inc. * (a)	16,303	95,536
Infrasource Services, Inc. *	8,904	193,840
Interline Brands, Inc. *	9,175	206,162
Levitt Corp., Class A (a)	5,915	72,400
LSI Industries, Inc.	7,681	152,468
NCI Building Systems, Inc. * (a)	6,850	354,488
Perini Corp. * (a)	7,318	225,248
Sterling Construction Company, Inc. * (a)	3,201	69,654
Trex Company, Inc. * (a)	4,247	97,214
U.S. Concrete, Inc. * (a)	12,535	89,249
WCI Communities, Inc. * (a)	11,244	215,660
Williams Scotsman International, Inc. * (a)	9,998	196,161

		4,538,043
Business Services - 5.12%
ABM Industries, Inc. (a)	14,872	337,743
Administaff, Inc.	7,631	326,378
ADVO, Inc.	10,672	347,907
AMERCO, Inc. *	3,439	299,227
Arbitron, Inc.	10,110	439,178
Banta Corp.	8,071	293,784
Barrett Business Services, Inc.	2,653	62,133
BearingPoint, Inc. * (a)	61,759	486,043
Black Box Corp.	5,871	246,523
Bowne & Company, Inc. (a)	10,556	168,263
Bright Horizons Family Solutions, Inc. *	8,820	340,981
Catalina Marketing Corp.	15,553	427,708
CDI Corp.	4,430	110,307
Clark, Inc.	6,255	104,021
Coinstar, Inc. *	9,316	284,790
Compass Diversified Trust	5,172	88,700
Compucredit Corp. * (a)	6,958	276,998
COMSYS IT Partners, Inc. * (a)	5,711	115,419
Cornell Corrections, Inc. *	4,547	83,347
CoStar Group, Inc. *	5,663	303,310
CRA International, Inc. *	3,934	206,142
CSG Systems International, Inc. *	16,024	428,322
Deluxe Corp.	17,295	435,834

The accompanying notes are an integral part of the financial statements.

110

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Diamond Management & Technology
Consultants, Inc.	10,290	$128,008
eFunds Corp. *	15,655	430,513
Electro Rent Corp. *	6,871	114,746
Ennis Business Forms, Inc.	8,906	217,841
Euronet Worldwide, Inc. * (a)	11,781	349,778
Exponent, Inc. *	5,839	108,956
Ezcorp, Inc., Class A *	11,964	194,415
First Consulting Group *	7,898	108,677
Forrester Research, Inc. *	5,003	135,631
FTI Consulting, Inc. *	13,384	373,280
Gartner Group, Inc., Class A * (a)	18,941	374,842
Geo Group, Inc. *	6,539	245,343
Gevity HR, Inc. (a)	8,937	211,718
Global Cash Access, Inc. *	11,420	185,347
GSI Commerce, Inc. * (a)	13,178	247,088
Healthcare Services Group, Inc. (a)	9,272	268,517
Heidrick & Struggles International, Inc. *	6,176	261,615
Hudson Highland Group, Inc. *	8,377	139,728
Huron Consulting Group, Inc. *	5,877	266,463
ICT Group, Inc. *	2,400	75,816
Infocrossing, Inc. * (a)	6,242	101,745
Informatica Corp. * (a)	28,973	353,760
Insight Enterprises, Inc. *	16,329	308,128
Intervoice Brite, Inc. * (a)	13,716	105,065
Jackson Hewitt Tax Service, Inc.	11,833	401,967
John H. Harland Company (a)	9,064	455,013
Kanbay International, Inc. * (a)	11,126	320,095
Kelly Services, Inc., Class A	6,952	201,191
Kendle International, Inc. *	4,193	131,870
Kenexa Corp. *	5,304	176,411
Kforce, Inc. *	9,954	121,140
Korn/Ferry International *	14,090	323,506
Labor Ready, Inc. *	18,275	334,981
LECG Corp. *	8,595	158,836
Lightbridge, Inc. *	9,546	129,253
MAXIMUS, Inc.	7,239	222,816
McGrath Rentcorp (a)	7,434	227,703
MPS Group, Inc. *	34,453	488,544
Navigant Consulting Company * (a)	14,324	283,042
Net 1 UEPS Technologies, Inc. * (a)	16,956	501,219
On Assignment, Inc. *	9,147	107,477
Paxar Corp. *	13,773	317,605
Perot Systems Corp., Class A *	28,856	472,950
PHH Corp. *	17,659	509,815
Pre-Paid Legal Services, Inc. * (a)	3,319	129,872
Quest Software, Inc. *	22,476	329,273
Resource America, Inc.	5,630	148,632
Resources Connection, Inc. *	16,150	514,216
Rewards Network, Inc. * (a)	9,644	67,026
Rollins, Inc. (a)	10,017	221,476
Scansource, Inc. *	8,627	262,261

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Sirva, Inc. *	17,640	$61,387
SITEL Corp. * (a)	20,752	87,573
Sonicwall, Inc. *	21,563	181,560
Sotheby's Holdings, Inc., Class A	21,267	659,702
Source Interlink Companies * (a)	11,886	96,990
Spherion Corp. *	19,499	144,878
SRA International, Inc., Class A * (a)	12,798	342,219
Standard Parking Corp. *	1,883	72,326
SYNNEX Corp. *	4,207	92,302
Syntel, Inc. (a)	2,953	79,140
TALX Corp.	10,792	296,240
Teletech Holdings, Inc. *	10,882	259,862
Tetra Tech, Inc. *	19,141	346,261
The BISYS Group, Inc. *	40,439	522,068
Tyler Technologies, Inc. * (a)	13,442	188,995
Viad Corp.	7,376	299,466
Volt Information Sciences, Inc. * (a)	2,771	139,132
Waste Industries USA	2,708	82,648
Watson Wyatt Worldwide, Inc., Class A	14,087	636,028
Wind River Systems, Inc. *	25,493	261,303
Wireless Facilities, Inc. * (a)	21,077	60,069
Zhone Technologies, Inc. *	39,174	51,318

		24,039,735
Cable and Television - 0.47%
Charter Communications, Inc., Class A * (a)	128,566	393,412
Gemstar-TV Guide International, Inc. *	83,417	334,502
Houston Wire & Cable Company * (a)	3,001	62,721
Lin TV Corp. * (a)	9,943	98,933
LodgeNet Entertainment Corp. *	5,859	146,651
Outdoor Channel Holdings, Inc. * (a)	4,914	63,046
Time Warner Telecom, Inc., Class A *	47,448	945,639
TiVo, Inc. * (a)	28,512	145,981

		2,190,885
Cellular Communications - 0.39%
Brightpoint, Inc. *	16,870	226,902
Dobson Communications Corp., Class A * (a)	49,739	433,227
iPCS, Inc. *	5,552	307,359
Novatel Wireless, Inc * (a)	10,142	98,073
RF Micro Devices, Inc. *	63,843	433,494
Syniverse Holdings, Inc. *	8,051	120,684
USA Mobility, Inc. (a)	9,274	207,459

		1,827,198
Chemicals - 1.78%
A. Schulman, Inc.	8,266	183,919
Albany Molecular Research, Inc. *	9,145	96,571
American Vanguard Corp. (a)	6,215	98,819
Arch Chemicals, Inc.	8,053	268,245
Balchem Corp.	4,296	110,321
Cabot Microelectronics Corp. *	8,128	275,864
Calgon Carbon Corp. * (a)	14,197	88,021
Cambrex Corp.	9,154	207,979

The accompanying notes are an integral part of the financial statements.

111

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
CF Industries Holdings, Inc.	18,356	$470,648
Ferro Corp.	14,265	295,143
Georgia Gulf Corp. (a)	11,520	222,451
H.B. Fuller Company	19,619	506,563
Hercules, Inc. *	37,932	732,467
Innospec, Inc.	4,207	195,836
MacDermid, Inc.	9,388	320,131
Minerals Technologies, Inc. (a)	6,661	391,600
Newmarket Corp.	5,746	339,301
Olin Corp.	24,172	399,322
OM Group, Inc. * (a)	9,792	443,382
Omnova Solutions, Inc. *	15,416	70,605
Pioneer Companies, Inc. *	4,358	124,900
PolyOne Corp. *	31,192	233,940
Rockwood Holdings, Inc. *	11,735	296,426
Sensient Technologies Corp.	15,793	388,508
Terra Industries, Inc. * (a)	31,660	379,287
Tronox, Inc. (a)	13,979	220,728
UAP Holding Corp.	17,166	432,240
W. R. Grace & Company * (a)	22,715	449,757
Zoltek Companies, Inc. * (a)	5,529	108,755

		8,351,729
Coal - 0.12%
Alpha Natural Resources, Inc. * (a)	17,334	246,663
International Coal Group, Inc. * (a)	38,180	208,081
James River Coal Company * (a)	5,896	54,715
Westmoreland Coal Company *	2,858	56,217

		565,676
Colleges & Universities - 0.21%
Corinthian Colleges, Inc. *	28,934	394,370
DeVry, Inc. (a)	20,357	569,996

		964,366
Commercial Services - 0.68%
CBIZ, Inc. * (a)	19,071	132,925
Cenveo, Inc. *	17,889	379,247
Chemed Corp.	8,809	325,757
Coinmach Service Corp.	10,118	120,404
Color Kinetics, Inc. * (a)	4,737	101,135
DynCorp International, Inc. * (a)	8,417	133,578
Live Nation, Inc. *	21,000	470,400
Medifast, Inc. * (a)	4,199	52,823
Morningstar, Inc. * (a)	4,696	211,555
PeopleSupport, Inc. *	7,984	168,063
Perficient, Inc. * (a)	6,258	102,694
Providence Service Corp. * (a)	4,315	108,436
Team, Inc. *	2,414	84,079
TNS, Inc. *	8,349	160,718
Vertrue, Inc. * (a)	2,756	105,858
Waste Services, Inc. * (a)	9,802	96,550
Wright Express Corp. *	13,576	423,164

		3,177,386

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment - 3.09%
3Com Corp. *	130,563	$536,614
3D Systems Corp. * (a)	5,528	88,227
Agilysys, Inc.	10,412	174,297
Avanex Corp. *	55,426	104,755
Avocent Corp. *	17,083	578,260
Benchmark Electronics, Inc. *	21,260	517,894
Blue Coat Systems, Inc. * (a)	4,915	117,714
Brocade Communications Systems, Inc. *	91,145	748,300
CACI International, Inc., Class A * (a)	10,140	572,910
CalAmp Corp. *	8,407	70,955
Cogent, Inc. * (a)	14,526	159,931
Digi International, Inc. *	8,985	123,903
Echelon Corp. * (a)	11,054	88,432
Electronics for Imaging, Inc. *	19,352	514,376
EMS Technologies, Inc. *	5,421	108,583
Extreme Networks, Inc. *	40,198	168,430
Falconstor Software, Inc. * (a)	13,032	112,727
Foundry Networks, Inc. *	48,672	729,107
Gateway, Inc. * (a)	94,919	190,787
Gerber Scientific, Inc. *	7,936	99,676
Henry, Jack & Associates, Inc. (a)	26,609	569,433
Hypercom Corp. *	18,239	115,818
IHS, Inc., Class A *	7,799	307,904
InPhonic, Inc. *	8,090	89,718
Intermec, Inc. * (a)	16,812	408,027
Internap Network Services Corp. * (a)	10,255	203,767
Ixia *	14,504	139,238
Komag, Inc. * (a)	10,260	388,649
Kronos, Inc. *	10,788	396,351
L-1 Identity Solutions, Inc. * (a)	21,681	328,033
Merge Technologies, Inc. * (a)	9,005	59,073
Micros Systems, Inc. *	12,997	684,942
Mindspeed Technologies, Inc. * (a)	39,770	75,961
Mobility Electronics, Inc. * (a)	10,253	34,348
MTS Systems Corp.	6,167	238,170
Ness Technologies, Inc. *	9,422	134,358
NETGEAR, Inc. *	11,054	290,167
Netscout Systems, Inc. *	9,406	78,070
Palm, Inc. * (a)	30,500	429,745
Parametric Technology Corp. *	37,264	671,497
Plexus Corp. *	15,281	364,910
Quantum Corp. * (a)	71,519	165,924
Rackable Systems, Inc. * (a)	9,251	286,503
Radiant Systems, Inc. * (a)	9,360	97,718
RadiSys Corp. *	7,291	121,541
SI International, Inc. *	4,517	146,441
Sigma Designs, Inc. * (a)	7,639	194,413
Silicon Storage Technology, Inc. *	31,273	141,041
Sonic Solutions * (a)	8,879	144,728
Standard Microsystems Corp. *	7,471	209,039
Stratasys, Inc. * (a)	3,590	112,762
Sykes Enterprises, Inc. *	9,888	174,424

The accompanying notes are an integral part of the financial statements.

112

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Synaptics, Inc. * (a)	8,374	$248,624
Transmeta Corp. *	71,489	79,353
Trident Microsystems, Inc. *	19,097	347,183
Witness Systems, Inc. *	11,347	198,913

		14,482,664
Construction & Mining Equipment - 0.49%
A.S.V., Inc. * (a)	7,216	117,404
Astec Industries, Inc. *	5,667	198,912
Bucyrus International, Inc., Class A	10,480	542,445
Carbo Ceramics, Inc. (a)	6,736	251,724
Gulf Islands Fabrication, Inc.	4,167	153,762
Kaman Corp., Class A	8,168	182,882
Layne Christensen Company *	4,264	139,987
Matrix Service Company *	8,109	130,555
Washington Group International, Inc. *	9,576	572,549

		2,290,220
Construction Materials - 0.61%
Ameron International Corp.	2,960	226,055
Applied Industrial Technologies, Inc.	14,978	394,071
Clarcor, Inc. (a)	17,282	584,305
Columbus McKinnon Corp. * (a)	6,245	131,270
Comfort Systems USA, Inc.	13,777	174,141
Regal-Beloit Corp.	10,249	538,175
Simpson Manufacturing Company, Inc. (a)	12,362	391,257
Standex International Corp.	4,616	139,080
Universal Forest Products, Inc. (a)	5,650	263,403

		2,841,757
Containers & Glass - 0.46%
Graphic Packaging Corp. *	25,578	110,753
Greif, Inc., Class A	5,496	650,726
Interpool, Inc. (a)	4,213	98,416
Longview Fibre Company	22,096	485,007
Mobile Mini, Inc. *	11,891	320,344
Silgan Holdings, Inc.	7,840	344,333
TAL International Group, Inc.	5,509	147,035

		2,156,614
Cosmetics & Toiletries - 0.25%
Chattem, Inc. * (a)	5,857	293,319
Elizabeth Arden, Inc. *	9,107	173,488
Nu Skin Enterprises, Inc., Class A (a)	19,431	354,227
Playtex Products, Inc. *	19,023	273,741
Revlon, Inc., Class A * (a)	53,979	69,093

		1,163,868
Crude Petroleum & Natural Gas - 0.86%
Allis-Chalmers Energy, Inc. * (a)	6,380	146,995
Arena Resources, Inc. * (a)	4,013	171,395
Bill Barrett Corp. * (a)	9,581	260,699
Cascade Natural Gas Corp.	5,135	133,099
Edge Petroleum Corp. *	6,362	116,043

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
EXCO Resources, Inc. *	17,623	$298,005
Gasco Energy, Inc. * (a)	26,892	65,885
GMX Resources, Inc. * (a)	2,793	99,152
Goodrich Petroleum Corp. * (a)	4,170	150,871
Harvest Natural Resources, Inc. *	13,337	141,772
Hydril *	5,567	418,583
MarkWest Hydrocarbon, Inc.	2,312	112,248
Parallel Petroleum Corp. * (a)	12,785	224,633
Penn Virginia Corp.	6,326	443,073
Petroquest Energy, Inc. *	14,135	180,080
Quest Resource Corp. *	7,324	73,972
SulphCo, Inc. * (a)	11,998	56,631
Swift Energy Company * (a)	9,793	438,824
Toreador Resources Corp. *	4,313	111,146
Transmeridian Exploration, Inc. * (a)	25,494	87,954
Vaalco Energy, Inc. *	19,873	134,143
Western Refining, Inc. (a)	7,718	196,500

		4,061,703
Domestic Oil - 1.35%
Atlas America, Inc. *	5,920	301,742
Berry Petroleum Company, Class A	12,058	373,919
Brigham Exploration Company *	16,319	119,292
Carrizo Oil & Gas, Inc. * (a)	7,583	220,059
Comstock Resources, Inc. *	14,518	450,929
Delta Petroleum Corp. * (a)	17,782	411,831
Encore Aquisition Company *	17,886	438,744
Energy Partners, Ltd. * (a)	12,942	316,044
EnergySouth, Inc. (a)	3,006	120,541
Exploration Company * (a)	10,191	135,948
GeoGlobal Resources, Inc. * (a)	10,303	80,878
Giant Industries, Inc. * (a)	4,896	366,955
Houston Exploration Company * (a)	9,767	505,735
Mariner Energy, Inc. *	24,767	485,433
McMoran Exploration Company *	8,798	125,107
Meridian Resource Corp. *	31,173	96,325
Oil States International, Inc. *	16,479	531,118
Stone Energy Corp. *	9,218	325,856
Union Drilling, Inc. *	5,010	70,541
Warren Resources, Inc. * (a)	18,147	212,683
Whiting Petroleum Corp. * (a)	12,398	577,747
Williams Clayton Energy, Inc. *	1,977	71,785

		6,339,212
Drugs & Health Care - 2.26%
Abaxis, Inc. * (a)	6,936	133,518
Abiomed, Inc. * (a)	8,279	116,734
Acadia Pharmaceuticals, Inc. * (a)	8,514	74,838
Adams Respiratory Therapeutics, Inc. *	10,208	416,588
Alpharma Inc., Class A	14,242	343,232
Ariad Pharmaceuticals, Inc. * (a)	22,513	115,717
Arrow International, Inc.	7,681	271,754

The accompanying notes are an integral part of the financial statements.

113

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care (continued)
Bioenvision, Inc. * (a)	12,945	$60,065
Biomarin Pharmaceutical, Inc. *	30,681	502,862
Candela Corp. * (a)	8,253	102,090
Cell Genesys, Inc. * (a)	20,321	68,888
Conmed Corp. *	9,622	222,461
Conor Medsystems, Inc. *	10,044	314,679
CV Therapeutics, Inc. * (a)	18,663	260,535
Datascope Corp.	4,504	164,126
Dendreon Corp. * (a)	24,429	101,869
Depome, Inc. * (a)	13,701	47,268
Diversa Corp. * (a)	10,512	114,371
Durect Corp. * (a)	21,280	94,483
Emisphere Technologies, Inc. * (a)	8,863	46,885
Gentiva Health Services, Inc. * (a)	9,438	179,888
Healthextras, Inc. * (a)	9,285	223,768
I-Flow Corp. * (a)	8,185	122,366
Illumina, Inc. *	15,372	604,273
Immucor, Inc. *	22,672	662,703
Invacare Corp.	10,534	258,610
K-V Pharmaceutical Company, Class A * (a)	12,989	308,878
Landauer, Inc.	3,228	169,373
Luminex Corp. *	11,001	139,713
Mannatech, Inc. (a)	5,785	85,213
Matria Healthcare, Inc. * (a)	7,059	202,805
Maxygen, Inc. *	10,819	116,521
Medical Action, Inc. *	3,349	107,972
Mentor Corp. (a)	12,077	590,203
Meridian Bioscience, Inc.	7,174	175,978
Molina Healthcare, Inc. * (a)	4,184	136,022
New River Pharmaceuticals, Inc. * (a)	5,301	290,018
Northfield Laboratories, Inc. * (a)	8,641	35,169
Option Care, Inc. (a)	9,394	133,864
OraSure Technologies, Inc. * (a)	15,705	129,723
Pain Therapeutics, Inc. * (a)	12,441	110,725
Parexel International Corp. *	9,140	264,786
Perrigo Company	26,177	452,862
Quidel Corp. * (a)	10,258	139,714
Res-Care, Inc. *	7,855	142,568
Savient Pharmaceuticals, Inc. *	17,576	197,027
Vital Signs, Inc.	2,402	119,908
West Pharmaceutical Services, Inc.	10,804	553,489
Xenoport, Inc. *	6,759	165,933
Zymogenetics, Inc. * (a)	12,650	196,960

		10,589,995
Educational Services - 0.23%
eCollege.com * (a)	6,226	97,437
INVESTools, Inc. *	15,239	210,146
Leapfrog Enterprises, Inc., Class A *	11,728	111,181
Strayer Education, Inc.	4,789	507,874
Universal Technical Institute, Inc. * (a)	7,833	173,971

		1,100,609

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment - 1.37%
A.O. Smith Corp.	6,843	$257,023
Aaon, Inc.	3,474	91,297
American Science & Engineering, Inc. * (a)	3,055	181,803
Anaren, Inc. *	6,027	107,039
Anixter International, Inc. * (a)	10,904	592,087
Audiovox Corp., Class A *	6,075	85,597
Baldor Electric Company (a)	10,812	361,337
Capstone Turbine Corp. * (a)	37,225	45,787
China BAK Battery, Inc. * (a)	9,756	63,609
Cohu, Inc.	7,837	157,994
DTS, Inc. *	6,027	145,793
Encore Wire Corp. * (a)	7,825	172,228
Excel Technology, Inc. *	4,471	114,413
FLIR Systems, Inc. * (a)	21,881	696,472
Genlyte Group, Inc. *	8,308	648,938
Greatbatch, Inc. * (a)	7,383	198,750
Lamson & Sessions Company * (a)	4,859	117,879
Littelfuse, Inc. *	7,488	238,717
Methode Electronics, Inc., Class A	12,822	138,862
Plug Power, Inc. * (a)	25,104	97,655
Powell Industries, Inc. *	3,087	97,457
Power-One, Inc. * (a)	23,396	170,323
Universal Electronics, Inc. *	5,387	113,235
Varian, Inc. *	10,354	463,756
Vicor Corp.	6,901	76,670
W.H. Brady Company, Class A	15,009	559,536
Watsco, Inc. (a)	9,290	438,116

		6,432,373
Electrical Utilities - 1.62%
Allete, Inc.	8,455	393,496
Avista Corp.	16,451	416,375
Black Hills Corp.	11,286	416,905
CH Energy Group, Inc. (a)	5,356	282,797
Cleco Corp.	18,934	477,705
Duquesne Light Holdings, Inc. (a)	29,450	584,583
El Paso Electric Company *	16,346	398,352
Empire District Electric Company	10,418	257,220
IDACORP, Inc. (a)	14,176	547,902
ITC Holdings Corp.	6,070	242,193
MGE Energy, Inc.	7,285	266,485
NorthWestern Corp.	11,890	420,668
Otter Tail Corp. (a)	9,997	311,507
Pike Electric Corp. * (a)	5,481	89,505
PNM Resources, Inc.	22,814	709,515
Portland General Electric Company (a)	8,900	242,525
UIL Holding Corp.	8,207	346,253
Unisource Energy Corp.	11,780	430,323
Westar Energy, Inc.	28,896	750,140

		7,584,449
Electronics - 2.02%
Adaptec, Inc. * (a)	38,713	180,403

The accompanying notes are an integral part of the financial statements.

114

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Anadigics, Inc. * (a)	15,985	$141,627
Analogic Corp.	4,640	260,490
Ansoft Corp. *	5,634	156,625
Bel Fuse, Inc., Class B	3,549	123,470
Belden CDT, Inc. (a)	14,102	551,247
Bookham, Inc * (a)	23,881	97,196
Checkpoint Systems, Inc. *	13,119	265,004
Comtech Group, Inc. * (a)	4,919	89,477
CTS Corp.	12,117	190,237
Cubic Corp.	5,345	115,986
Daktronics, Inc. (a)	12,995	478,866
Electro Scientific Industries, Inc. *	9,889	199,164
Enersys * (a)	15,693	251,088
FEI Company * (a)	7,922	208,903
Franklin Electric, Inc. (a)	7,621	391,643
Hutchinson Technology, Inc. * (a)	8,719	205,507
II-VI, Inc. *	7,914	221,117
Imation Corp.	11,586	537,938
Integrated Electrical Services, Inc. * (a)	5,750	102,292
Itron, Inc. *	8,452	438,152
Kemet Corp. * (a)	28,812	210,328
LoJack Corp. * (a)	6,561	112,062
Maxwell Technologies, Inc. * (a)	5,204	72,596
Measurement Specialties, Inc. * (a)	4,893	105,884
Medis Technologies, Ltd. * (a)	7,307	127,361
Mentor Graphics Corp. * (a)	26,899	484,989
Mercury Computer Systems, Inc. *	7,772	103,834
MoSys, Inc. * (a)	8,436	78,033
Multi-Fineline Electronix, Inc. * (a)	2,881	58,455
OSI Systems, Inc. * (a)	5,289	110,699
Park Electrochemical Corp.	6,733	172,701
Photon Dynamics, Inc. *	6,079	71,063
Portalplayer, Inc. *	8,484	114,110
RAE Systems, Inc. *	14,355	45,936
Rogers Corp. * (a)	5,812	343,780
SiRF Technology Holdings, Inc. * (a)	17,145	437,540
Supertex, Inc. *	4,051	159,002
Sycamore Networks, Inc. *	60,593	227,830
Taser International, Inc. * (a)	20,871	158,828
Technitrol, Inc.	13,519	322,969
TTM Technologies, Inc. *	14,113	159,900
Universal Display Corp. * (a)	8,241	123,697
X-Rite, Inc. (a)	10,189	125,325
Zoran Corp. *	16,453	239,885
Zygo Corp. * (a)	6,335	104,211

		9,477,450
Energy - 0.76%
Alon USA Energy, Inc.	4,055	106,687
Aventine Renewable Energy Holdings Inc *	10,222	240,830
Energy Conversion Devices, Inc. * (a)	12,962	440,449
Evergreen Energy, Inc. * (a)	23,848	235,857

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Evergreen Solar, Inc. * (a)	22,390	$169,492
Fuelcell Energy, Inc. * (a)	18,095	116,894
Hanover Compressor Company * (a)	34,042	643,053
Headwaters, Inc. * (a)	14,156	339,178
New Jersey Resources Corp. (a)	9,295	451,551
Ormat Technologies, Inc. (a)	2,767	101,881
Pacific Ethanol, Inc. *	9,166	141,065
Rosetta Resources, Inc. * (a)	17,123	319,686
SunPower Corp., Class A. * (a)	3,404	126,527
VeraSun Energy Corp. * (a)	6,122	120,909

		3,554,059
Financial Services - 2.39%
Accredited Home Lenders Holding Company * (a)	7,180	195,870
Actrade Financial Technologies, Ltd. * (a)	722	917
Advance America Cash Advance Centers, Inc. (a)	22,876	335,133
Advanta Corp., Class B	6,514	284,206
Asset Acceptance Capital Corp. * (a)	5,666	95,302
Asta Funding, Inc. (a)	4,193	127,635
Bankrate, Inc. * (a)	3,420	129,789
Calamos Asset Management, Inc. (a)	7,959	213,540
Cass Information Systems, Inc. (a)	2,274	82,273
CharterMac (a)	18,134	389,337
City Holding Company	6,222	254,418
Cohen & Steers, Inc. (a)	4,433	178,074
Credit Acceptance Corp. * (a)	3,090	102,990
Delphi Financial Group, Inc.	14,158	572,833
Dollar Financial Corp. * (a)	4,193	116,817
Federal Agricultural Mortgage Corp., Class C (a)	4,321	117,229
Financial Federal Corp. (a)	9,330	274,395
Fremont General Corp. (a)	22,113	358,452
Friedman, Billings, Ramsey Group, Inc. (a)	49,210	393,680
GFI Group, Inc. * (a)	4,029	250,845
Heartland Payment Systems, Inc. (a)	4,943	139,640
Interactive Data Corp. *	11,934	286,893
International Securities Exchange
Holdings, Inc.	12,734	595,824
Investors Bancorp, Inc. *	18,032	283,643
Irwin Financial Corp. (a)	7,055	159,655
Knight Capital Group, Inc. *	34,993	670,816
LaBranche & Company, Inc. * (a)	17,823	175,200
MarketAxess Holdings, Inc. * (a)	11,355	154,087
Marlin Business Services Corp. *	4,724	113,518
National Financial Partners Corp.	12,534	551,120
NBT Bancorp, Inc.	11,721	299,003
Ocwen Financial Corp. * (a)	11,652	184,801
optionsXpress Holdings, Inc. (a)	6,993	158,671
Penson Worldwide, Inc. *	2,683	73,541
Piper Jaffray Companies, Inc. *	6,235	406,210
Portfolio Recovery Associates, Inc. * (a)	5,404	252,313
Sanders Morris Harris Group, Inc. (a)	6,557	83,733
Stifel Financial Corp. * (a)	4,247	166,610
SWS Group, Inc. (a)	5,432	193,922

The accompanying notes are an integral part of the financial statements.

115

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
UMB Financial Corp.	10,429	$380,763
United Community Financial Corp.	10,584	129,548
United Panam Financial Corp. *	3,959	54,476
Waddell & Reed Financial, Inc., Class A	28,484	779,322
World Acceptance Corp. *	6,180	290,151
WSFS Financial Corp.	2,510	167,994

		11,225,189
Food & Beverages - 1.08%
Chiquita Brands International, Inc. (a)	14,225	227,173
Coca-Cola Bottling Company (a)	1,817	124,337
Diamond Foods, Inc. (a)	5,869	111,570
Flowers Foods, Inc.	17,457	471,164
Gold Kist, Inc. *	17,214	361,838
Green Mountain Coffee Roasters, Inc. * (a)	1,822	89,697
Hain Celestial Group, Inc. *	10,534	328,766
Imperial Sugar Company (a)	4,012	97,131
J & J Snack Foods Corp.	4,762	197,147
Jones Soda Company * (a)	9,294	114,316
Lance, Inc.	10,618	213,210
MGP Ingredients, Inc. (a)	3,404	76,964
Nuco2, Inc. * (a)	5,439	133,745
Performance Food Group Company * (a)	11,702	323,443
Pilgrim's Pride Corp. (a)	13,501	397,334
Premium Standard Farms, Inc.	4,959	92,089
Ralcorp Holdings, Inc. *	8,921	453,990
Sanderson Farms, Inc. (a)	5,794	175,500
Seabord Corp.	119	210,035
Spartan Stores, Inc.	7,292	152,622
Tootsie Roll Industries, Inc. (a)	12,055	394,199
TreeHouse Foods, Inc. *	10,462	326,414

		5,072,684
Forest Products - 0.06%
Caraustar Industries, Inc. *	10,486	84,832
Deltic Timber Corp.	3,535	197,182

		282,014
Funeral Services - 0.05%
Stewart Enterprises, Inc., Class A	36,226	226,412

Furniture & Fixtures - 0.30%
American Woodmark Corp. (a)	4,109	171,962
Ethan Allen Interiors, Inc. (a)	10,935	394,863
Furniture Brands International, Inc. (a)	14,875	241,421
Kimball International, Inc., Class B	8,277	201,131
La-Z-Boy, Inc. (a)	17,407	206,621
Sealy Corp.	6,779	99,990
Stanley Furniture Company, Inc. (a)	4,317	92,600

		1,408,588
Gas & Pipeline Utilities - 1.18%
American States Water Company (a)	5,757	222,335
Aquila, Inc. *	124,343	584,412
Aurora Oil & Gas Corp. *	29,904	95,992

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas & Pipeline Utilities (continued)
California Water Service Group	6,458	$260,903
Crosstex Energy, Inc. (a)	10,432	330,590
Nicor, Inc. (a)	14,424	675,043
Northwest Natural Gas Company	9,309	395,074
Peoples Energy Corp. (a)	12,665	564,479
Piedmont Natural Gas, Inc. (a)	25,053	670,168
South Jersey Industries, Inc. (a)	9,724	324,879
Southwest Gas Corp.	13,312	510,782
Southwest Water Company (a)	8,872	122,079
The Laclede Group, Inc.	7,281	255,053
WGL Holdings, Inc.	15,974	520,433

		5,532,222
Healthcare Products - 2.53%
Adeza Biomedical Corp. *	5,472	81,588
Align Technology, Inc. * (a)	18,697	261,197
American Medical Systems Holdings, Inc. * (a)	23,413	433,609
Angiodynamics, Inc. *	4,306	92,536
Arthrocare Corp. * (a)	8,781	350,538
Aspect Medical Systems, Inc. * (a)	5,686	106,954
Biosite, Inc. * (a)	5,532	270,238
Bruker BioSciences Corp. *	14,424	108,324
Cerus Corp. * (a)	10,022	58,729
Computer Programs & Systems, Inc.	3,431	116,620
Conceptus, Inc. *	7,697	163,869
Cyberonics, Inc. * (a)	7,298	150,631
Cypress Biosciences, Inc. *	11,370	88,117
DJO, Inc. * (a)	7,597	325,304
Foxhollow Technologies, Inc. *	7,333	158,246
Haemonetics Corp. *	8,895	400,453
Health Tronics, Inc. *	12,895	85,881
Hologic, Inc. * (a)	17,569	830,662
ICU Medical, Inc. *	4,898	199,251
Intralase Corp. * (a)	7,253	162,322
Inverness Medical Innovations, Inc. *	11,233	434,717
Kensey Nash Corp. * (a)	4,203	133,655
Kyphon, Inc. *	14,801	597,960
LCA-Vision, Inc. (a)	7,037	241,791
LifeCell Corp. * (a)	11,302	272,830
Mannkind Corp. * (a)	7,450	122,850
Merit Medical Systems, Inc. * (a)	9,475	150,084
Molecular Devices Corp. *	5,967	125,725
Natus Medical, Inc. * (a)	7,393	122,798
Nuvasive, Inc. * (a)	11,110	256,641
Owens & Minor, Inc.	13,474	421,332
Polymedica Corp. (a)	7,801	315,238
PSS World Medical, Inc. *	22,654	442,433
Sirona Dental Systems, Inc. * (a)	5,895	227,016
SonoSite, Inc. * (a)	5,490	169,806
Spectranetics Corp. *	10,683	120,611
Stereotaxis, Inc. * (a)	8,077	83,355
STERIS Corp.	22,547	567,508

The accompanying notes are an integral part of the financial statements.

116

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
SurModics, Inc. * (a)	5,417	$168,577
Symmetry Medical, Inc. * (a)	11,864	164,079
The Medicines Company *	16,788	532,515
Thermogenesis Corp. * (a)	19,928	85,890
Thoratec Corp. * (a)	17,830	313,451
USANA Health Sciences, Inc. * (a)	3,196	165,105
Ventana Medical Systems, Inc. *	9,656	415,498
Viasys Healthcare, Inc. *	10,823	301,096
Wright Medical Group, Inc. *	11,509	267,930
Zoll Medical Corp. *	3,271	190,503

		11,856,063
Healthcare Services - 1.40%
Air Methods Corp. *	3,732	104,197
Amedisys, Inc. * (a)	8,670	284,994
AMERIGROUP Corp. *	17,274	619,964
AMN Healthcare Services, Inc. *	10,822	298,038
Apria Healthcare Group, Inc. *	14,333	381,974
Capital Senior Living Corp. *	8,519	90,642
CorVel Corp. *	2,724	129,581
Cross Country Healthcare, Inc. *	10,883	237,467
Enzo Biochem, Inc. * (a)	9,418	134,395
Five Star Quality Care, Inc. *	11,133	124,133
Genesis HealthCare Corp. *	6,607	312,049
Healthspring, Inc. *	6,476	131,787
Healthways, Inc. * (a)	11,597	553,293
Horizon Health Corp. *	5,578	109,161
Kindred Healthcare, Inc. *	9,572	241,693
LHC Group, Inc. * (a)	4,224	120,426
Magellan Health Services, Inc. *	12,416	536,620
National Healthcare Corp. (a)	2,331	128,671
Odyssey Healthcare, Inc. * (a)	12,043	159,690
Palomar Medical Technologies, Inc. * (a)	5,827	295,254
Per-Se Technologies, Inc. * (a)	11,160	310,025
Phase Forward, Inc. *	11,686	175,056
Radiation Therapy Services, Inc. * (a)	4,261	134,307
Sun Healthcare Group, Inc. *	8,071	101,937
Symbion, Inc. * (a)	6,442	119,241
The Advisory Board Company *	6,226	333,340
United Surgical Partners International, Inc. * (a)	15,019	425,789

		6,593,724
Holdings Companies/Conglomerates - 0.21%
Florida East Coast, Inc. (a)	11,705	697,618
PICO Holdings, Inc. *	3,782	131,500
United Industrial Corp. (a)	3,155	160,116

		989,234
Homebuilders - 0.30%
AMREP Corp. * (a)	570	69,825
Champion Enterprises, Inc. * (a)	25,751	241,029
Hovnanian Enterprises, Inc., Class A * (a)	16,641	564,130
M/I Homes, Inc. (a)	4,124	157,496

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders (continued)
Meritage Homes Corp. *	7,558	$360,668

		1,393,148
Hotels & Restaurants - 2.31%
AFC Enterprises, Inc. * (a)	9,037	159,684
Ameristar Casinos, Inc.	8,630	265,286
Applebee's International, Inc.	24,834	612,655
Aztar Corp. *	11,962	650,972
BJ's Restaurants, Inc. * (a)	4,893	98,888
Bob Evans Farms, Inc.	12,082	413,446
Buffalo Wild Wings, Inc. * (a)	2,537	134,968
California Pizza Kitchen, Inc. *	6,786	226,042
CBRL Group, Inc.	10,357	463,579
CEC Entertainment, Inc. *	11,133	448,103
Century Casinos, Inc. *	7,543	84,180
Chipotle Mexican Grill, Inc. *	8,148	423,696
CKE Restaurants, Inc.	22,791	419,354
Cosi, Inc. * (a)	12,387	63,050
Denny's Corp. *	31,702	149,317
Domino's Pizza, Inc.	12,816	358,848
IHOP Corp.	6,177	325,528
Jack in the Box, Inc. *	11,745	716,915
Krispy Kreme Doughnuts, Inc. * (a)	18,483	205,161
Landry's Restaurants, Inc. (a)	5,512	165,856
Lodgian, Inc. *	7,317	99,511
Luby's Cafeterias, Inc. *	7,883	85,846
Magna Entertainment Corp., Class A * (a)	14,696	66,279
Marcus Corp.	7,338	187,706
McCormick & Schmick's Seafood
Restaurants, Inc. *	4,318	103,805
Morgans Hotel Group Company * (a)	6,480	109,706
MTR Gaming Group, Inc. * (a)	8,564	104,652
O'Charley's, Inc. *	8,156	173,560
P.F. Chang's China Bistro, Inc. * (a)	8,894	341,352
Papa Johns International, Inc. *	8,301	240,812
Peets Coffee & Tea, Inc. * (a)	5,113	134,165
RARE Hospitality International, Inc. *	11,442	376,785
Red Robin Gourmet Burgers, Inc. * (a)	5,626	201,692
Ruby Tuesday, Inc.	19,676	539,910
Ruth's Chris Steak House, Inc. *	6,239	114,049
Sonic Corp. * (a)	23,276	557,460
Texas Roadhouse, Inc., Class A * (a)	17,693	234,609
The Steak & Shake Company * (a)	9,857	173,483
Triarc Companies, Inc. (a)	20,698	413,960
Trump Entertainment Resorts, Inc. * (a)	10,468	190,936

		10,835,806
Household Appliances - 0.19%
Consolidated Tomoka Land Company (a)	2,068	149,723
Drew Industries, Inc. * (a)	6,384	166,048
Jacuzzi Brands, Inc. * (a)	25,963	322,720
Lifetime Brands, Inc. (a)	4,273	70,205
National Presto Industries, Inc.	1,872	112,077

The accompanying notes are an integral part of the financial statements.

117

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Appliances (continued)
Technical Olympic USA, Inc. (a)	6,771	$68,861

		889,634
Household Products - 0.49%
Blyth, Inc.	8,771	181,998
Central Garden & Pet Company * (a)	7,294	353,176
iRobot Corp. * (a)	4,016	72,529
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	8,570	187,683
Select Comfort Corp. * (a)	17,979	312,655
Smith & Wesson Holding Corp. * (a)	9,886	102,221
Tempur-Pedic International, Inc. *	16,603	339,698
Tupperware Brands Corp.	20,490	463,279
TurboChef Technologies, Inc. * (a)	4,669	79,466
WD-40 Company	6,082	212,079

		2,304,784
Housing & Urban Development - 0.02%
Cavco Industries, Inc. * (a)	2,587	90,648

Industrial Machinery - 1.47%
Actuant Corp., Class A	9,113	434,235
Albany International Corp., Class A	9,057	298,066
Badger Meter, Inc. (a)	4,959	137,364
Briggs & Stratton Corp. (a)	17,006	458,312
Cascade Corp.	4,196	221,968
Ceradyne, Inc. * (a)	8,944	505,336
Chart Industries, Inc. *	5,099	82,655
Circor International, Inc.	5,509	202,676
Cognex Corp. (a)	15,596	371,497
Dionex Corp. *	6,713	380,694
EnPro Industries, Inc. * (a)	7,069	234,762
Gehl Company *	3,683	101,393
Gorman Rupp Company	4,109	151,910
H&E Equipment Services, Inc. *	4,072	100,863
Kadant, Inc. *	4,759	116,024
Lindsay Manufacturing Company (a)	4,068	132,820
Lufkin Industries, Inc.	4,956	287,845
Middleby Corp. * (a)	2,263	236,868
NACCO Industries, Inc., Class A	1,820	248,612
NATCO Group, Inc. *	4,933	157,264
OYO Geospace Corp. * (a)	1,451	84,289
Presstek, Inc. * (a)	10,817	68,796
Robbins & Myers, Inc.	4,440	203,885
Rofin Sinar Technologies, Inc. *	5,172	312,699
Sauer-Danfoss, Inc.	3,512	113,262
Tecumseh Products Company, Class A * (a)	6,256	105,726
Tennant Company	5,587	162,023
Tredegar Industries, Inc.	11,430	258,432
Valmont Industries, Inc.	6,042	335,271
Watts Water Technologies, Inc., Class A (a)	9,692	398,438

		6,903,985
Industrials - 0.18%
Brookfield Homes Corp. (a)	4,231	158,874

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrials (continued)
Clean Harbors, Inc. *	5,226	$252,991
GrafTech International, Ltd. * (a)	33,392	231,072
Intevac, Inc. *	7,063	183,285

		826,222
Insurance - 2.40%
21st Century Insurance Group	11,300	199,445
Alfa Corp.	11,520	216,691
American Equity Investment Life Holding
Company (a)	19,185	249,981
American Physicians Capital, Inc. *	3,491	139,780
Argonaut Group, Inc. *	10,573	368,575
Bristol West Holdings, Inc.	5,853	92,653
CNA Surety Corp. *	5,637	121,195
Commerce Group, Inc.	18,371	546,537
Crawford & Company, Class B	9,381	68,481
Direct General Corp. (a)	5,452	112,529
Donegal Group, Inc.	5,039	98,714
Enstar Group, Inc. * (a)	1,275	122,273
FBL Financial Group, Inc., Class A	4,992	195,087
FPIC Insurance Group, Inc. *	3,792	147,774
Harleysville Group, Inc.	4,878	169,852
Hilb, Rogal and Hamilton Company (a)	12,157	512,053
Horace Mann Educators Corp.	14,724	297,425
Infinity Property & Casualty Corp.	7,040	340,666
James River Group, Inc. *	3,439	111,148
LandAmerica Financial Group, Inc. (a)	5,963	376,325
Meadowbrook Insurance Group, Inc. * (a)	9,173	90,721
Midland Company (a)	4,053	170,023
National Interstate Corp.	5,581	135,618
National Western Life Insurance Company,
Class A *	885	203,674
Navigators Group, Inc. *	4,514	217,485
Nymagic, Inc.	2,426	88,792
Odyssey Re Holdings Corp.	4,318	161,061
Ohio Casualty Corp.	21,433	638,918
Phoenix Companies, Inc.	38,005	603,899
PMA Capital Corp., Class A *	12,042	111,027
Presidential Life Corp.	7,738	169,849
ProAssurance Corp. *	11,187	558,455
RLI Corp.	7,642	431,162
Safety Insurance Group, Inc.	4,911	249,037
SCPIE Holdings, Inc. *	3,880	101,423
SeaBright Insurance Holdings, Inc. *	5,973	107,574
Selective Insurance Group, Inc.	9,925	568,603
State Auto Financial Corp.	5,135	178,339
Stewart Information Services Corp.	5,877	254,827
Tower Group, Inc. (a)	5,787	179,802
Triad Guaranty, Inc. * (a)	3,982	218,492
U.S.I. Holdings Corp. * (a)	15,628	240,046
United Fire & Casualty Company (a)	7,173	252,848
Universal American Financial Corp. *	13,195	245,955

The accompanying notes are an integral part of the financial statements.

118

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Zenith National Insurance Corp.	12,412	$582,247

		11,247,061
International Oil - 0.14%
ATP Oil & Gas Corp. *	6,874	272,004
Callon Petroleum Company * (a)	7,375	110,846
Parker Drilling Company * (a)	36,338	296,882

		679,732
Internet Content - 0.68%
Audible, Inc. *	8,635	68,476
CMGI, Inc. * (a)	154,791	207,420
CNET Networks, Inc. * (a)	50,126	455,645
Digitas, Inc. *	30,395	407,597
Harris Interactive, Inc. *	19,076	96,143
InfoSpace, Inc. * (a)	10,458	214,494
Internet Cap Group, Inc. *	13,388	137,361
Jupitermedia Corp. * (a)	7,638	60,493
Move, Inc. *	33,740	185,907
NetFlix, Inc. * (a)	15,047	389,115
Netratings, Inc. *	4,498	78,760
ProQuest Company * (a)	8,968	93,716
RightNow Technologies, Inc. * (a)	5,170	89,027
Safeguard Scientifics, Inc. * (a)	42,768	103,499
Schawk, Inc., Class A (a)	5,629	109,991
Sohu.com, Inc. *	8,659	207,816
The Knot, Inc. *	6,470	169,773
TheStreet.com, Inc. (a)	6,615	58,873
WebSideStory, Inc. * (a)	6,270	79,378

		3,213,484
Internet Retail - 0.24%
1-800-Flowers.com, Inc. *	9,656	59,481
Ariba, Inc. *	25,069	194,034
Blue Nile, Inc. * (a)	4,517	166,632
Drugstore.com, Inc. * (a)	28,521	104,387
Overstock.com, Inc. * (a)	3,945	62,331
PetMed Express, Inc. *	6,691	89,325
Priceline.com, Inc. *	7,720	336,669
Stamps.com, Inc. *	6,320	99,540

		1,112,399
Internet Service Provider - 0.53%
C-COR.net Corp. *	16,309	181,682
Cogent Communications Group, Inc. *	7,015	113,783
Covad Communications Group, Inc. * (a)	99,921	137,891
Earthlink, Inc. * (a)	41,025	291,278
Equinix, Inc. * (a)	9,541	721,491
eSPEED, Inc., Class A *	8,384	73,192
Online Resources Corp. * (a)	7,958	81,251
Redback Networks, Inc. * (a)	21,132	527,032
Terremark Worldwide, Inc. * (a)	13,637	91,641
United Online, Inc.	21,480	285,254

		2,504,495

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Software - 0.97%
Agile Software Corp. * (a)	20,143	$123,879
Art Technology Group, Inc. * (a)	39,303	91,576
Chordiant Software, Inc. * (a)	27,910	92,382
Cybersource Corp. *	10,548	116,239
DealerTrack Holdings, Inc. *	3,961	116,533
Digital River, Inc. * (a)	13,155	733,917
eResearch Technology, Inc. * (a)	17,171	115,561
Interwoven, Inc. *	14,307	209,884
Lionbridge Technologies, Inc. * (a)	20,315	130,829
NIC, Inc. *	13,701	68,094
Openwave Systems, Inc. *	31,741	292,969
RealNetworks, Inc. *	35,561	389,037
S1 Corp. *	24,830	136,813
Safenet, Inc. * (a)	8,792	210,481
Sapient Corp. * (a)	27,971	153,561
TIBCO Software, Inc. *	70,366	664,255
VASCO Data Security International, Inc. * (a)	8,527	101,045
Vignette Corp. *	10,281	175,497
WebEx Communications, Inc. * (a)	13,935	486,192
WebMethods, Inc. *	18,464	135,895

		4,544,639
Investment Companies - 0.43%
Apollo Investment Corp. (a)	26,922	603,053
Ares Cap Corp.	16,899	322,940
Capital Southwest Corp.	992	125,230
Gladstone Capital Corp. (a)	5,171	123,380
Harris & Harris Group, Inc. * (a)	7,384	89,273
MCG Capital Corp. (a)	19,302	392,217
MVC Capital, Inc.	6,857	91,609
NGP Capital Resources Company	7,356	123,213
Technology Investment Capital Corp. (a)	7,904	127,570

		1,998,485
Leisure Time - 1.50%
Ambassadors International, Inc.	2,542	115,966
Arctic Cat, Inc.	4,954	87,141
Bally Technologies, Inc. * (a)	17,625	329,235
Blockbuster, Inc., Class A * (a)	64,267	339,972
Bluegreen Corp. * (a)	7,593	97,418
Callaway Golf Company	25,602	368,925
Carmike Cinemas, Inc. (a)	4,626	94,324
Churchill Downs, Inc.	3,230	138,050
Dover Downs Gaming & Entertainment, Inc.	5,406	72,278
Gaylord Entertainment Company * (a)	13,483	686,689
Isle of Capri Casinos, Inc. * (a)	5,358	142,416
K2, Inc. *	15,889	209,576
Lakes Gaming, Inc. * (a)	8,205	88,532
Life Time Fitness, Inc. * (a)	10,214	495,481
Monarch Casino & Resort, Inc. *	3,834	91,556
Multimedia Games, Inc. * (a)	10,021	96,202
Parkervision, Inc. * (a)	6,722	74,950
Pinnacle Entertainment, Inc. *	15,950	528,583

The accompanying notes are an integral part of the financial statements.

119

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
Polaris Industries, Inc. (a)	13,088	$612,911
Progressive Gaming International Corp. * (a)	12,164	110,327
RC2 Corp. * (a)	7,035	309,540
Riviera Holdings Corp. *	4,085	98,694
Shuffle Master, Inc. * (a)	11,784	308,741
Six Flags, Inc. *	23,704	124,209
Speedway Motorsports, Inc.	5,337	204,941
Steinway Musical Instruments, Inc. *	3,037	94,299
The Nautilus Group, Inc. (a)	11,229	157,206
Topps, Inc. (a)	13,482	119,990
Vail Resorts, Inc. * (a)	10,129	453,982
West Marine, Inc. * (a)	5,227	90,270
WMS Industries, Inc. *	9,095	317,052

		7,059,456
Life Sciences - 0.20%
American Ecology Corp.	5,562	102,953
Dawson Geophysical Company *	2,765	100,729
Incyte Corp. *	28,717	167,707
Ionatron, Inc. * (a)	11,656	47,790
Pharmanet Development Group, Inc. * (a)	6,291	138,842
Senomyx, Inc. * (a)	10,259	133,264
Symyx Technologies, Inc. *	11,400	246,126

		937,411
Liquor - 0.09%
Boston Beer Company, Inc. *	3,408	122,620
Central European Distribution Corp. * (a)	10,631	315,741

		438,361
Manufacturing - 1.47%
Acuity Brands, Inc.	14,968	778,935
American Railcar Industries, Inc.	3,207	109,166
AptarGroup, Inc.	11,691	690,237
Barnes Group, Inc.	13,086	284,620
Blout International, Inc. * (a)	13,111	176,474
Coherent, Inc. *	10,347	326,655
ESCO Technologies, Inc. * (a)	8,579	389,830
Freightcar America, Inc.	2,353	130,474
Gen Tek, Inc. * (a)	3,639	125,873
General Cable Corp. *	16,821	735,246
Goodman Global, Inc. *	8,224	141,453
Hexcel Corp. * (a)	31,161	542,513
Input/Output, Inc. * (a)	23,401	318,956
Insteel Industries, Inc.	4,857	86,406
Kaydon Corp.	9,461	375,980
Koppers Holdings, Inc.	3,578	93,278
Lancaster Colony Corp.	8,262	366,089
Mine Safety Appliances Company (a)	10,391	380,830
Nordson Corp.	9,878	492,221
Radyne Corp. *	6,670	71,636
Raven Industries, Inc. (a)	5,564	149,115
Reddy Ice Holdings, Inc.	6,036	155,849

		6,921,836

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals - 0.63%
Advanced Magnetics, Inc. *	2,674	$159,691
AmSurg Corp. *	10,365	238,395
Centene Corp. *	14,460	355,282
Cepheid, Inc. * (a)	18,498	157,233
DexCom, Inc. * (a)	5,857	57,750
EV3, Inc. * (a)	5,501	94,782
Hana Biosciences, Inc. * (a)	10,510	66,949
Hythiam, Inc. * (a)	9,340	86,302
IRIS International, Inc. *	6,325	80,011
Medcath Corp. *	3,087	84,461
Neurometrix, Inc. * (a)	4,409	65,738
Northstar Neuroscience, Inc. *	4,190	60,252
Novavax, Inc. * (a)	21,175	86,818
Psychiatric Solutions, Inc. *	17,756	666,205
RehabCare Group, Inc. *	6,322	93,882
Sunrise Senior Living, Inc. *	14,882	457,175
Vital Images, Inc. * (a)	4,514	157,087

		2,968,013
Metal & Metal Products - 0.76%
A. M. Castle & Company	3,450	87,802
Ampco-Pittsburgh Corp.	2,546	85,240
Brush Engineered Materials, Inc. *	6,476	218,695
Dynamic Materials Corp. (a)	4,017	112,878
Gibraltar Industries, Inc.	8,239	193,699
L.B. Foster Company * (a)	3,758	97,370
Ladish Company, Inc. * (a)	4,766	176,723
Matthews International Corp., Class A	10,913	429,427
Metal Management, Inc.	8,684	328,689
Mueller Industries, Inc.	12,342	391,241
Mueller Water Products, Inc.	8,744	130,023
NN, Inc.	7,140	88,750
Quanex Corp.	12,592	435,557
RBC Bearings, Inc. *	7,007	200,821
RTI International Metals, Inc. * (a)	7,585	593,299

		3,570,214
Mining - 0.59%
AMCOL International Corp. (a)	7,367	204,361
Cleveland-Cliffs, Inc. (a)	13,861	671,427
Coeur d'Alene Mines Corp. * (a)	92,353	457,147
Compass Minerals International, Inc. (a)	10,740	338,954
Hecla Mining Company * (a)	39,717	304,232
Royal Gold, Inc. (a)	6,515	234,410
Stillwater Mining Company * (a)	13,786	172,187
USEC, Inc. * (a)	28,986	368,702

		2,751,420
Mobile Homes - 0.13%
Fleetwood Enterprises, Inc. * (a)	21,636	171,141
Skyline Corp.	2,623	105,497
Winnebago Industries, Inc. (a)	10,862	357,468

		634,106

The accompanying notes are an integral part of the financial statements.

120

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Newspapers - 0.12%
Journal Register Company	14,152	$103,310
Lee Enterprises, Inc. (a)	15,423	479,038

		582,348
Office Furnishings & Supplies - 0.63%
Acco Brands Corp. *	15,081	399,194
Global Imaging Systems, Inc. *	17,537	384,937
Herman Miller, Inc.	22,075	802,647
IKON Office Solutions, Inc. (a)	36,521	597,849
Knoll, Inc.	10,134	222,948
The Standard Register Company	6,905	82,860
United Stationers, Inc. *	10,494	489,965

		2,980,400
Paper - 0.49%
Bowater, Inc. (a)	18,401	414,022
Buckeye Technologies, Inc. * (a)	13,160	157,657
Chesapeake Corp.	7,335	124,842
Mercer International, Inc. * (a)	9,716	115,329
Neenah Paper, Inc. (a)	5,185	183,134
P.H. Glatfelter Company (a)	15,066	233,523
Potlatch Corp. (a)	12,873	564,095
Rock-Tenn Company, Class A	10,694	289,914
Wausau-Mosinee Paper Corp. (a)	15,304	229,407

		2,311,923
Petroleum Services - 1.53%
Atwood Oceanics, Inc. *	8,932	437,400
Basic Energy Services, Inc. *	4,801	118,345
Bronco Drilling Company, Inc. *	4,718	81,102
Complete Production Services, Inc. *	8,707	184,588
Delek U.S. Holdings, Inc.	3,655	59,906
Dril-Quip, Inc. *	7,310	286,260
Grey Wolf, Inc. *	64,682	443,719
Gulfmark Offshore, Inc. *	5,391	201,677
Hercules Offshore, Inc. *	6,859	198,225
Hornbeck Offshore Services, Inc. *	8,122	289,955
Lone Star Technologies, Inc. *	10,218	494,653
Metretek Technologies, Inc. * (a)	5,585	68,807
Newpark Resources, Inc. * (a)	30,147	217,360
PetroHawk Energy Corp. * (a)	47,762	549,263
Petroleum Development Corp. *	4,939	212,624
Pioneer Drilling Company *	13,704	181,989
Rentech, Inc. * (a)	46,656	175,893
RPC, Inc. (a)	10,772	181,823
Superior Well Services, Inc. * (a)	3,881	99,198
Trico Marine Services, Inc. *	4,137	158,489
Universal Compression Holdings, Inc. *	9,999	621,038
Veritas DGC, Inc. *	11,816	1,011,744
W-H Energy Services, Inc. *	9,813	477,795
World Fuel Services Corp. (a)	9,191	408,632

		7,160,485
Pharmaceuticals - 1.83%
Adolor Corp. * (a)	15,426	116,004

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
ADVENTRX Pharmaceuticals, Inc. * (a)	23,571	$69,534
Akorn, Inc. * (a)	16,910	105,688
Alexion Pharmaceuticals, Inc. * (a)	11,800	476,602
Alkermes, Inc. *	32,451	433,870
American Oriental Bioengineering, Inc. * (a)	15,062	175,774
Anadys Pharmaceuticals, Inc. *	10,188	50,125
Array BioPharma, Inc. *	13,306	171,914
Atherogenics, Inc. * (a)	13,485	133,636
Auxilium Pharmaceuticals, Inc. *	8,889	130,579
AVI BioPharma, Inc. *	17,729	56,378
Bentley Pharmaceuticals, Inc. * (a)	7,003	71,221
Biocryst Pharmaceuticals, Inc. * (a)	8,058	93,150
Bradley Pharmaceuticals, Inc., Class A * (a)	4,992	102,735
Caraco Pharmaceutical Labs *	3,666	51,324
Cubist Pharmaceuticals, Inc. *	18,283	331,105
Encysive Pharmaceuticals, Inc. * (a)	20,195	85,021
Enzon Pharmaceuticals, Inc. * (a)	15,350	130,628
Idenix Pharmaceuticals, Inc. * (a)	8,586	74,612
Indevus Pharmaceuticals, Inc. * (a)	18,829	133,686
Isis Pharmaceuticals, Inc. * (a)	24,458	271,973
Medicis Pharmaceutical Corp., Class A (a)	18,192	639,085
Nastech Pharmaceutical Company, Inc. * (a)	7,475	113,097
Noven Pharmaceuticals, Inc. *	8,075	205,509
NPS Pharmaceuticals, Inc. *	16,800	76,104
Nuvelo, Inc. * (a)	17,571	70,284
Onyx Pharmaceuticals, Inc. * (a)	14,641	154,902
OSI Pharmaceuticals, Inc. * (a)	18,961	663,256
Par Pharmaceutical Companies, Inc. * (a)	11,875	265,644
Penwest Pharmaceuticals Company * (a)	7,825	130,051
Peregrine Pharmaceuticals, Inc. * (a)	67,945	78,816
Pharmion Corp. * (a)	8,110	208,751
Pozen, Inc. * (a)	8,516	144,687
Prestige Brands Holdings, Inc. *	11,542	150,277
Regeneron Pharmaceuticals, Inc. *	17,440	350,021
Rigel Pharmaceuticals, Inc. * (a)	8,755	103,922
Salix Pharmaceuticals, Ltd. * (a)	15,735	191,495
Santarus, Inc. * (a)	17,284	135,334
Sciele Pharma, Inc. * (a)	9,812	235,488
Supergen, Inc. * (a)	17,366	88,219
United Therapeutics Corp. *	7,858	427,239
Valeant Pharmaceuticals International (a)	31,130	536,681
ViroPharma, Inc. * (a)	22,995	336,647

		8,571,068
Plastics - 0.11%
AEP Industries, Inc. *	2,274	121,227
PW Eagle, Inc. (a)	3,567	123,061
Spartech Corp. (a)	10,676	279,925

		524,213
Publishing - 0.55%
American Greetings Corp., Class A	17,710	422,738
Consolidated Graphics, Inc. * (a)	3,775	222,989

The accompanying notes are an integral part of the financial statements.

121

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Publishing (continued)
Courier Corp.	3,707	$144,462
Media General, Inc., Class A	7,466	277,511
Playboy Enterprises, Inc., Class B * (a)	7,708	88,334
PRIMEDIA, Inc. * (a)	69,533	117,511
Readers Digest Association, Inc., Class A	32,219	538,057
Scholastic Corp. * (a)	11,773	421,944
Sun-Times Media Group, Inc. (a)	23,480	115,287
Valassis Communications, Inc. *	16,182	234,639

		2,583,472
Railroads & Equipment - 0.25%
Genesee & Wyoming, Inc., Class A * (a)	12,121	318,055
Greenbrier Company, Inc. (a)	4,630	138,900
RailAmerica, Inc. *	13,156	211,548
Wabtec Corp.	16,115	489,574

		1,158,077
Real Estate - 7.00%
Acadia Realty Trust, REIT	10,806	270,366
Affordable Residential Communities, REIT * (a)	12,033	140,184
Alexander's, Inc., REIT * (a)	676	283,683
Alexandria Real Estate Equities, Inc., REIT	9,594	963,238
American Campus Communities, Inc., REIT	7,775	221,354
American Financial Realty Trust, REIT (a)	43,036	492,332
American Home Mortgage Investment Corp.,
REIT (a)	14,678	515,491
Anthracite Capital, Inc., REIT	19,478	247,955
Anworth Mortgage Asset Corp., REIT	16,119	153,292
Ashford Hospitality Trust, Inc., REIT	20,077	249,959
Avatar Holdings, Inc. * (a)	2,029	164,045
BioMed Realty Trust, Inc., REIT	21,667	619,676
California Coastal Communities, Inc., REIT *	4,283	91,870
Capital Lease Funding, Inc., REIT	12,580	145,928
Capital Trust, Inc., Class A, REIT	3,877	193,617
Cedar Shopping Centers, Inc., REIT	11,733	186,672
CentraCore Properties Trust, REIT	4,347	140,539
Corporate Office Properties Trust, REIT (a)	10,993	554,817
Cousins Properties, Inc., REIT (a)	12,774	450,539
Crescent Real Estate Equities Company, REIT	26,146	516,383
Deerfield Triarc Capital Corp., REIT	17,582	297,663
DiamondRock Hospitality Company, REIT	23,456	422,443
Digital Realty Trust, Inc., REIT (a)	8,400	287,532
EastGroup Properties, Inc., REIT	8,024	429,765
Education Realty Trust, Inc., REIT (a)	9,418	139,104
Entertainment Properties Trust, REIT	8,850	517,194
Equity Inns, Inc., REIT	18,352	292,898
Equity Lifestyle Properties, Inc., REIT	6,690	364,137
Equity One, Inc., REIT	12,702	338,635
Extra Space Storage, Inc., REIT (a)	19,437	354,920
FelCor Lodging Trust, Inc., REIT	20,259	442,457
Fieldstone Investment Corp., REIT (a)	17,350	75,993
First Industrial Realty Trust, Inc., REIT (a)	14,760	692,096
First Potomac Realty Trust, REIT	8,135	236,810

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Franklin Street Properties Corp., REIT (a)	19,622	$413,043
Getty Realty Corp., REIT	6,126	189,293
Glimcher Realty Trust, REIT (a)	12,826	342,582
GMH Communities Trust, REIT (a)	13,792	139,989
Gramercy Captial Corp., REIT	6,574	203,071
Health Care REIT, Inc. (a)	3,318	142,740
Healthcare Realty Trust, Inc., REIT	15,836	626,155
Hersha Hospitality Trust, REIT	11,941	135,411
Highland Hospitality Corp., REIT	19,996	284,943
Highwoods Properties, Inc., REIT	17,880	728,789
Home Properties, Inc., REIT	11,408	676,152
HomeBanc Corp., Georgia, REIT (a)	20,393	86,262
Impac Mortgage Holdings, Inc., REIT	26,054	229,275
Inland Real Estate Corp., REIT (a)	22,752	425,917
Innkeepers USA Trust, REIT	14,625	226,687
Investors Real Estate Trust, SBI, REIT	18,059	185,285
Jer Investors Trust, Inc., REIT	9,250	191,198
Kite Realty Group Trust, REIT	10,072	187,541
KKR Financial Corp., REIT	26,678	714,704
LaSalle Hotel Properties, REIT	13,263	608,109
Lexington Corporate Property Trust, REIT (a)	17,986	403,246
LTC Properties, Inc., REIT	8,082	220,719
Luminent Mortgage Capital, Inc., REIT	16,580	160,992
Maguire Properties, Inc., REIT	12,595	503,800
Medical Properties Trust, Inc., REIT	13,656	208,937
MFA Mortgage Investments, Inc., REIT	26,989	207,545
Mid-America Apartment Communities, Inc.,
REIT	7,932	454,028
MortgageIT Holdings, Inc., REIT (a)	10,586	156,144
National Health Investments, Inc., REIT	7,966	262,878
National Retail Properties, Inc., REIT (a)	19,438	446,102
Nationwide Health Properties, Inc., REIT	28,051	847,701
Newcastle Investment Corp., REIT	15,156	474,686
Newkirk Realty Trust, Inc., REIT	8,061	145,420
NorthStar Realty Finance Corp., REIT	14,335	237,531
Novastar Financial, Inc., REIT (a)	12,371	329,687
Omega Healthcare Investors, REIT	19,392	343,626
Parkway Properties, Inc., REIT	4,792	244,440
Pennsylvania Real Estate
Investment Trust, REIT	12,207	480,712
Post Properties, Inc., REIT	14,064	642,725
PS Business Parks, Inc., REIT	5,344	377,874
RAIT Investment Trust, REIT	9,304	320,802
Ramco-Gershenson Properties Trust, REIT (a)	5,901	225,064
Realty Income Corp., REIT (a)	32,918	911,829
Redwood Trust, Inc., REIT	6,510	378,101
Republic Property Trust, REIT	10,030	115,746
Saul Centers, Inc., REIT	3,752	207,073
Senior Housing Properties Trust, REIT (a)	22,824	558,732
Sovran Self Storage, Inc., REIT	6,039	345,914
Spirit Finance Corp., REIT	32,806	409,091
Strategic Hotel Cap, Inc., REIT	24,330	530,151

The accompanying notes are an integral part of the financial statements.

122

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Sun Communities, Inc., REIT	6,457	$208,949
Sunstone Hotel Investors, Inc., REIT	19,301	515,916
Tanger Factory Outlet Centers, Inc., REIT	10,487	409,832
Tarragon Realty Investments, Inc., REIT	4,998	60,826
The Mills Corp., REIT (a)	18,805	376,100
Trustreet Properties, Inc., REIT	22,651	381,669
Universal Health Realty Income Trust, REIT	4,626	180,321
Urstadt Biddle Properties, Inc., REIT	8,388	160,127
U-Store-It Trust, REIT	15,742	323,498
Washington Real Estate Investment Trust,
REIT (a)	14,961	598,440
Winston Hotels, Inc., REIT	10,585	140,251
Winthrop Realty Trust, REIT	15,073	103,250

		32,841,208
Retail - 0.05%
Books-A-Million, Inc. (a)	5,095	115,554
Core-Mark Holding Company, Inc. * (a)	3,706	123,966

		239,520
Retail Grocery - 0.40%
Ingles Markets, Inc.	4,374	130,302
Nash-Finch Company (a)	4,824	131,695
Pathmark Stores, Inc. *	18,054	201,302
Ruddick Corp.	13,575	376,706
Smart & Final, Inc. *	5,149	97,316
The Great Atlantic & Pacific Tea Company,
Inc. * (a)	6,466	166,435
United Natural Foods, Inc. * (a)	14,206	510,280
Weis Markets, Inc.	3,513	140,906
Wild Oats Markets, Inc. * (a)	10,036	144,318

		1,899,260
Retail Trade - 4.07%
99 Cents Only Stores * (a)	15,933	193,905
A.C. Moore Arts & Crafts, Inc. * (a)	5,521	119,640
Aaron Rents, Inc., Class B (a)	14,685	422,634
Aeropostale, Inc. *	18,247	563,285
Big 5 Sporting Goods Corp.	7,936	193,797
Big Lots, Inc. *	37,598	861,746
Bon-Ton Stores, Inc. (a)	2,320	80,388
Borders Group, Inc.	21,574	482,179
Build A Bear Workshop, Inc. * (a)	4,997	140,016
Building Materials Holding Corp. (a)	9,788	241,666
Cabela's, Inc. * (a)	10,738	259,108
Cache, Inc. *	4,367	110,223
Casey's General Stores, Inc.	17,098	402,658
Cash America International, Inc. (a)	9,940	466,186
Casual Male Retail Group, Inc. * (a)	10,596	138,278
Cato Corp., Class A	10,390	238,035
Charlotte Russe Holding, Inc. *	5,723	175,982
Charming Shoppes, Inc. * (a)	41,064	555,596
Children's Place Retail Stores, Inc. *	7,561	480,275
Christopher & Banks Corp.	12,340	230,264

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Citi Trends, Inc. * (a)	2,158	$85,543
Conn's, Inc. * (a)	2,758	64,179
Cost Plus, Inc. * (a)	7,803	80,371
DSW, Inc., Class A * (a)	5,466	210,824
Finish Line, Inc. (a)	14,636	209,002
First Cash Financial Services, Inc. *	9,533	246,619
Fossil, Inc. * (a)	14,691	331,723
Fred's, Inc., Class A	13,728	165,285
FTD Group, Inc. *	4,599	82,276
Gaiam, Inc., Class A * (a)	5,903	80,753
Genesco, Inc. * (a)	7,788	290,492
Guitar Center, Inc. * (a)	9,816	446,235
Haverty Furniture Companies, Inc. (a)	8,020	118,696
Hibbett Sporting Goods, Inc. *	10,809	329,999
Hot Topic, Inc. * (a)	14,942	199,326
J. Crew Group, Inc. *	7,275	280,451
Jo Ann Stores, Inc. * (a)	8,184	201,326
Kenneth Cole Productions, Inc., Class A	3,553	85,237
Longs Drug Stores Corp.	10,620	450,076
Marinemax, Inc. * (a)	5,646	146,401
NBTY, Inc. *	18,451	767,008
New York & Company, Inc. * (a)	7,367	96,360
Pacific Sunwear of California, Inc. *	24,391	477,576
Pantry, Inc. * (a)	7,643	357,998
Payless ShoeSource, Inc. *	22,221	729,293
Pier 1 Imports, Inc. (a)	29,332	174,525
Regis Corp. (a)	15,189	600,573
Rent-A-Center, Inc. *	23,259	686,373
Restoration Hardware, Inc. * (a)	10,395	88,462
Retail Ventures, Inc. * (a)	6,829	130,024
School Specialty, Inc. * (a)	7,814	292,947
Shoe Carnival, Inc. *	3,140	99,224
Sonic Automotive, Inc. (a)	10,128	294,117
Spectrum Brands, Inc. * (a)	12,707	138,506
Stein Mart, Inc.	9,147	121,289
Steven Madden, Ltd. *	7,079	248,402
Systemax, Inc. * (a)	3,372	58,841
Talbots, Inc. (a)	7,535	181,594
The Buckle, Inc.	3,307	168,161
The Dress Barn, Inc. *	15,431	360,005
The Men's Wearhouse, Inc.	15,904	608,487
The Wet Seal, Inc., Class A *	22,966	153,183
The Yankee Candle, Inc.	13,672	468,676
Tuesday Morning Corp. (a)	10,230	159,077
Tween Brands, Inc. *	11,255	449,412
ValueVision Media, Inc., Class A *	10,691	140,480
Zale Corp. *	16,005	451,501
Zumiez, Inc. * (a)	4,854	143,387

		19,106,156
Sanitary Services - 0.25%
Casella Waste Systems, Inc., Class A *	8,032	98,231

The accompanying notes are an integral part of the financial statements.

123

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Sanitary Services (continued)
Darling International, Inc. *	28,848	$158,952
Insituform Technologies, Inc., Class A * (a)	9,214	238,274
Synagro Technologies, Inc. (a)	22,223	98,226
Waste Connections, Inc. *	14,461	600,855

		1,194,538
Semiconductors - 2.78%
Actel Corp. *	8,966	162,823
Advanced Analogic Technologies, Inc. *	13,797	74,366
Advanced Energy Industries, Inc. *	11,849	223,591
American Superconductor Corp. * (a)	11,608	113,874
Amis Holdings, Inc. *	15,098	159,586
Amkor Technology, Inc. * (a)	34,259	319,979
Applied Micro Circuits Corp. * (a)	98,132	349,350
Asyst Technologies, Inc. *	16,871	123,327
ATMI, Inc. *	11,676	356,468
Axcelis Technologies, Inc. *	34,015	198,307
Brooks Automation, Inc. *	25,072	361,037
Cirrus Logic, Inc. *	29,666	204,102
Conexant Systems, Inc. * (a)	160,422	327,261
Credence Systems Corp. *	33,749	175,495
Cymer, Inc. *	12,311	541,068
Diodes, Inc. *	6,641	235,623
DSP Group, Inc. *	10,373	225,094
Emcore Corp. * (a)	14,602	80,749
Emulex Corp. *	28,065	547,548
Entegris, Inc. *	46,047	498,228
Exar Corp. *	10,892	141,596
FormFactor, Inc. *	15,289	569,515
Genesis Microchip, Inc. * (a)	12,036	122,045
Hittite Microwave Corp. * (a)	4,383	141,659
Ikanos Communications, Inc. *	7,494	65,123
IXYS Corp. *	9,863	87,781
Kopin Corp. * (a)	24,983	89,189
Kulicke & Soffa Industries, Inc. * (a)	19,380	162,792
Lattice Semiconductor Corp. *	38,327	248,359
LTX Corp. *	21,383	119,745
Mattson Technology, Inc. *	17,725	165,197
Micrel, Inc. *	22,962	247,530
Microsemi Corp. * (a)	23,711	465,921
Microtune, Inc. * (a)	19,197	90,226
MIPS Technologies, Inc., Class A *	15,026	124,716
MKS Instruments, Inc. *	12,117	273,602
Netlogic Microsystems, Inc. * (a)	5,420	117,560
OmniVision Technologies, Inc. * (a)	17,855	243,721
ON Semiconductor Corp. * (a)	51,059	386,517
Pericom Semiconductor Corp. *	9,672	110,938
Photronics, Inc. *	14,026	229,185
PLX Technology, Inc. * (a)	8,634	112,587
Rudolph Technologies, Inc. *	8,308	132,263
Semitool, Inc. * (a)	7,671	102,101
Semtech Corp. *	24,409	319,026

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Silicon Image, Inc. *	27,231	$346,378
Skyworks Solutions, Inc. * (a)	53,664	379,941
Tessera Technologies, Inc. * (a)	15,427	622,325
TranSwitch Corp. * (a)	46,109	64,553
Triquint Semiconductor, Inc. * (a)	47,012	211,554
Ultratech, Inc. * (a)	8,322	103,859
Varian Semiconductor Equipment Associates,
Inc. *	19,064	867,793
Veeco Instruments, Inc. *	10,244	191,870
Volterra Semiconductor Corp. * (a)	6,647	99,705

		13,034,748
Software - 3.19%
Actuate Corp. *	19,890	118,147
Advent Software, Inc. *	6,893	243,254
Allscripts Healthcare Solution, Inc. * (a)	15,479	417,778
Altiris, Inc. *	7,889	200,223
American Reprographics Company *	8,793	292,895
ANSYS, Inc. *	11,051	480,608
Aspen Technology, Inc. * (a)	18,111	199,583
Avid Technology, Inc. * (a)	14,096	525,217
Blackbaud, Inc.	14,623	380,198
Blackboard, Inc. * (a)	9,292	279,132
Borland Software Corp. * (a)	27,033	147,060
Bottomline Technologies, Inc. *	7,539	86,322
CIBER, Inc. *	19,265	130,617
Concur Technologies, Inc. * (a)	11,033	176,969
Convera Corp. * (a)	10,469	48,053
Covansys Corp. *	10,511	241,227
Dendrite International, Inc. *	12,927	138,448
Eclipsys Corp. *	15,241	313,355
Emageon, Inc. * (a)	7,517	115,461
Epicor Software Corp. * (a)	19,597	264,755
EPIQ Systems, Inc. * (a)	5,735	97,323
Hyperion Solutions Corp. *	19,793	711,360
i2 Technologies, Inc. * (a)	4,998	114,054
InfoUSA, Inc.	11,563	137,715
Intermediate Telephone, Inc.	7,146	158,355
iPass, Inc. * (a)	22,326	131,277
JDA Software Group, Inc. *	10,162	139,931
Keane, Inc. *	14,540	173,171
Lawson Software, Inc. * (a)	41,864	309,375
Macrovision Corp. *	17,336	489,915
Magma Design Automation, Inc. * (a)	13,130	117,251
Manhattan Associates, Inc. *	9,255	278,390
Mantech International Corp. *	6,092	224,368
MapInfo Corp. *	8,012	104,557
McDATA Corp., Class A *	51,406	285,303
MicroStrategy, Inc., Class A * (a)	3,191	363,806
Midway Games, Inc. * (a)	12,248	85,491
Monolithic Power Systems, Inc. * (a)	7,868	87,414
Neoware Systems, Inc. * (a)	6,945	91,743
Nuance Communications, Inc. * (a)	42,023	481,584

The accompanying notes are an integral part of the financial statements.

124

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Omnicell, Inc. *	9,252	$172,365
Omniture, Inc. *	4,688	66,007
Open Solutions, Inc. * (a)	6,812	256,404
Opnet Technologies, Inc. *	4,783	69,114
Opsware, Inc. * (a)	27,475	242,330
Packeteer, Inc. *	11,849	161,146
PDF Solutions, Inc. * (a)	7,393	106,829
Progress Software Corp. *	13,927	388,981
Quality Systems, Inc. * (a)	5,548	206,774
Secure Computing Corp. * (a)	18,237	119,635
Smith Micro Software, Inc. * (a)	6,845	97,131
SPSS, Inc. *	6,592	198,221
Sybase, Inc. * (a)	30,017	741,420
Take-Two Interactive Software, Inc. * (a)	23,917	424,766
Taleo Corp. * (a)	4,978	68,049
THQ, Inc. *	21,268	691,635
Tradestation Group, Inc. *	8,886	122,183
Transaction Systems Architects, Inc., Class A *	12,584	409,861
TriZetto Group, Inc. *	14,483	266,053
Ultimate Software Group, Inc. * (a)	8,210	190,965
VA Software Corp. * (a)	22,893	115,152
Verint Systems, Inc. *	4,472	153,300
Websense, Inc. *	15,009	342,655

		14,992,661
Steel - 0.79%
AK Steel Holding Corp. *	36,685	619,976
Chaparral Steel Company	15,375	680,651
Olympic Steel, Inc. (a)	3,042	67,624
Oregon Steel Mills, Inc. *	11,894	742,305
Ryerson, Inc. (a)	8,690	218,032
Schnitzer Steel Industries, Inc.	7,484	297,115
Steel Technologies, Inc.	4,229	74,219
Texas Industries, Inc. (a)	7,716	495,599
Wheeling-Pittsburgh Corp. * (a)	3,796	71,099
Worthington Industries, Inc. (a)	24,106	427,158

		3,693,778
Telecommunications Equipment &
Services - 2.76%
ADTRAN, Inc.	21,623	490,842
Aeroflex, Inc. *	25,074	293,867
Alaska Communications Systems Group, Inc. (a)	14,591	221,637
Andrew Corp. *	53,047	542,671
Arris Group, Inc. *	35,660	446,107
At Road, Inc. * (a)	20,932	152,804
Atheros Communications, Inc. * (a)	17,261	368,005
Broadwing Corp. *	25,403	396,795
Carrier Access Corp. *	7,550	49,528
Commonwealth Telephone Enterprises, Inc.	7,380	308,927
Commscope, Inc. * (a)	19,270	587,350
Comtech Telecommunications Corp. *	7,605	289,522
Consolidated Communications Holdings, Inc.	7,879	164,671

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
CT Communications, Inc. (a)	6,704	$153,656
Ditech Networks, Inc. * (a)	11,647	80,597
Essex Corp. *	6,550	156,610
Fairpoint Communications, Inc. (a)	9,657	183,000
FiberTower Corp. * (a)	39,558	232,601
Finisar Corp. * (a)	76,196	246,113
General Communication, Inc. *	18,169	285,798
Golden Telecom, Inc. (a)	7,299	341,885
Harmonic, Inc. *	24,896	180,994
InterDigital Communication Corp. * (a)	17,263	579,174
Iowa Telecommunications Services, Inc. (a)	11,140	219,569
J2 Global Communications, Inc. * (a)	16,527	450,361
Loral Space & Communications, Inc. * (a)	3,901	158,849
Mastec, Inc. *	13,659	157,625
MRV Communications, Inc. * (a)	42,227	149,484
Newport Corp. *	13,539	283,642
NTELOS Holdings Corp. *	5,312	94,979
Oplink Communications, Inc. * (a)	5,623	115,609
Plantronics, Inc. (a)	15,708	333,010
Polycom, Inc. *	29,016	896,885
Powerwave Technologies, Inc. * (a)	43,478	280,433
Premiere Global Services, Inc. *	24,267	229,080
RCN Corp. *	9,665	291,400
SAVVIS, Inc. * (a)	10,978	392,024
Shenandoah Telecommunications Company	2,888	135,765
Sirenza Microdevices, Inc. * (a)	8,721	68,547
Sonus Networks, Inc. * (a)	84,170	554,680
Stratex Networks, Inc. * (a)	32,764	158,250
SureWest Communications (a)	5,226	143,924
Symmetricom, Inc. * (a)	15,894	141,774
Tekelec, Inc. * (a)	19,309	286,352
UTStarcom, Inc. * (a)	40,277	352,424
Viasat, Inc. *	7,426	221,369
Vonage Holdings Corp. *	10,829	75,153

		12,944,342
Telephone - 0.21%
Atlantic Tele-Network, Inc.	2,297	67,302
Cbeyond Communications, Inc. *	5,540	169,469
Centennial Communications Corp., Class A *	8,103	58,260
Cincinnati Bell, Inc. *	82,860	378,670
IDT Corp. * (a)	15,047	196,815
North Pittsburgh Systems, Inc. (a)	5,463	131,877

		1,002,393
Tires & Rubber - 0.13%
Bandag, Inc. (a)	3,892	196,274
Cooper Tire & Rubber Company	20,488	292,978
Myers Indiana, Inc.	9,226	144,479

		633,731
Tobacco - 0.22%
Alliance One International, Inc. * (a)	32,194	227,290

The accompanying notes are an integral part of the financial statements.

125

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tobacco (continued)
Schweitzer Mauduit International, Inc.	5,534	$144,161
Universal Corp.	8,547	418,888
Vector Group, Ltd. (a)	13,315	236,341

		1,026,680
Toys, Amusements & Sporting Goods - 0.15%
Jakks Pacific, Inc. * (a)	9,377	204,794
Marvel Entertainment, Inc. * (a)	15,705	422,621
Russ Berrie & Company, Inc. *	4,620	71,379

		698,794
Transportation - 0.51%
American Commercial Lines, Inc. *	10,303	674,950
Atlas Air Worldwide Holdings, Inc. * (a)	6,802	302,689
Bristow Group, Inc. * (a)	7,864	283,812
Dynamex, Inc. * (a)	4,810	112,362
Horizon Lines, Inc.	4,851	130,783
Marten Transport, Ltd. *	5,741	105,232
Pacer International, Inc.	12,868	383,080
PHI, Inc. *	4,728	154,747
Saia, Inc. *	5,186	120,367
U. S. Xpress Enterprises, Inc., Class A *	3,636	59,885
USA Truck, Inc. *	3,397	54,522

		2,382,429
Travel Services - 0.05%
Ambassadors Group, Inc.	7,157	217,215

Trucking & Freight - 0.76%
Arkansas Best Corp.	8,570	308,520
Celadon Group, Inc. *	8,145	136,429
EGL, Inc. *	10,592	315,430
Forward Air Corp.	10,825	313,167
Heartland Express, Inc.	20,665	310,388
Hub Group, Inc., Class A *	13,565	373,716
ID Systems, Inc. * (a)	4,156	78,216
Knight Transportation, Inc. (a)	19,329	329,559
Navistar International Corp. *	20,652	690,396
Old Dominion Freight Lines, Inc. *	9,636	231,939
Wabash National Corp.	10,712	161,751
Werner Enterprises, Inc. (a)	17,479	305,533

		3,555,044
Utility Service - 0.04%
SJW Corp. (a)	5,270	204,265

TOTAL COMMON STOCKS (Cost $374,896,244)		$452,536,766

RIGHTS - 0.00%
Cosmetics & Toiletries - 0.00%
Revlon, Inc. (Expiration date 1/19/2007) (a)	53,979	2,699

Real Estate - 0.00%
Affordable Residential Communities, REIT
(Expiration date 1/23/2007) (a)	10,991	9,708

TOTAL RIGHTS (Cost $0)		$12,407

Small Cap Index Trust (continued)
	Shares or
	Principal
	Amount	Value

CORPORATE BONDS - 0.01%
Metal & Metal Products - 0.01%
Mueller Industries, Inc.
6.00% due 11/01/2014 (a)	$56,000	$52,150

TOTAL CORPORATE BONDS (Cost $55,069)		$52,150

SHORT TERM INVESTMENTS - 28.14%
Federal National Mortgage Association Discount
Notes
zero coupon due 01/26/2007	$5,000,000	$4,982,118
Federal National Mortgage
Association Discount Notes
zero coupon due 01/17/2007	7,900,000	7,881,953
Rabobank USA Finance Corp.
5.23% due 01/02/2007	1,750,000	1,749,746
State Street Navigator Securities Lending
Prime Portfolio (c)	115,667,007	115,667,007
U.S. Treasury Bills
zero coupon due 01/18/2007 ****	1,800,000	1,795,792

TOTAL SHORT TERM INVESTMENTS
(Cost $132,076,616)		$132,076,616

Total Investments (Small Cap Index Trust)
(Cost $507,027,929) - 124.57%		$584,677,939
Liabilities in Excess of Other Assets - (24.57)%		(115,322,543)

TOTAL NET ASSETS - 100.00%		$469,355,396

Total Stock Market Index Trust
	Shares or
	Principal
	Amount	Value

COMMON STOCKS - 99.51%
Advertising - 0.31%
24/7 Real Media, Inc. * (a)	1,543	$13,964
Aquantive, Inc. * (a)	1,688	41,626
Clear Channel Outdoor Holdings, Inc. *	8,218	229,364
Getty Images, Inc. * (a)	1,525	65,301
inVentiv Health, Inc. *	769	27,184
Lamar Advertising Company, Class A * (a)	2,574	168,314
Marchex, Inc., Class B *	1,062	14,210
Monster Worldwide, Inc. *	3,015	140,620
Omnicom Group, Inc.	4,373	457,153
The Interpublic Group of Companies, Inc. * (a)	10,631	130,123
ValueClick, Inc. *	2,371	56,027

		1,343,886
Aerospace - 1.66%
AAR Corp. * (a)	988	28,840
Alliant Techsystems, Inc. *	854	66,774
ARGON ST, Inc. * (a)	529	11,395
Armor Holdings, Inc. *	880	48,268
BE Aerospace, Inc. *	1,588	40,780
Boeing Company	19,819	1,760,720
Curtiss Wright Corp.	1,106	41,010

The accompanying notes are an integral part of the financial statements.

126

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Aerospace (continued)
Ducommun, Inc. *	465	$10,639
EDO Corp. (a)	458	10,873
Esterline Technologies Corp. *	671	26,994
GenCorp, Inc. * (a)	1,537	21,549
General Dynamics Corp.	9,646	717,180
Goodrich Corp.	3,023	137,698
HEICO Corp., Class A	913	29,746
Herley Industries, Inc. *	514	8,322
Innovative Solutions & Support, Inc. * (a)	629	10,712
Integral Systems, Inc.	446	10,334
K&F Industries Holdings, Inc. *	1,011	22,960
Lockheed Martin Corp.	10,506	967,287
Moog, Inc., Class A *	1,033	39,450
MTC Technologies, Inc. * (a)	476	11,210
Northrop Grumman Corp.	8,502	575,585
Orbital Sciences Corp., Class A *	1,612	29,725
Raytheon Company	10,798	570,134
Rockwell Collins, Inc.	4,140	262,021
Sequa Corp., Class A *	307	35,323
Spirit Aerosystems Holdings, Inc., Class A *	2,116	70,822
Teledyne Technologies, Inc. *	899	36,077
Triumph Group, Inc. (a)	462	24,223
United Technologies Corp.	25,119	1,570,440
Woodward Governor Company	960	38,122

		7,235,213
Agriculture - 0.40%
Alico, Inc. (a)	252	12,759
Archer-Daniels-Midland Company	16,168	516,729
Bunge, Ltd. (a)	2,681	194,399
Delta & Pine Land Company	1,140	46,113
Fresh Del Monte Produce, Inc. (a)	1,418	21,143
Maui Land & Pineapple, Inc. *	339	11,499
Monsanto Company	13,204	693,606
Tejon Ranch Company * (a)	444	24,793
The Mosaic Company * (a)	9,406	200,912

		1,721,953
Air Freight - 0.01%
ABX Air, Inc. *	1,716	11,892
ExpressJet Holdings, Inc. *	1,604	12,992

		24,884
Air Travel - 0.22%
Airtran Holdings, Inc. * (a)	2,373	27,859
Alaska Air Group, Inc. *	754	29,783
AMR Corp. * (a)	5,214	157,619
Continental Airlines, Inc., Class B * (a)	2,048	84,480
Frontier Airlines Holdings, Inc. * (a)	1,172	8,673
JetBlue Airways Corp. * (a)	4,045	57,439
Midwest Air Group, Inc. * (a)	2,364	27,186
Republic Airways Holdings, Inc. *	1,116	18,727
SkyWest, Inc.	1,511	38,546
Southwest Airlines Company	19,651	301,053

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Air Travel (continued)
UAL Corp. * (a)	2,258	$99,352
US Airways Group, Inc. * (a)	2,073	111,631

		962,348
Aluminum - 0.16%
Alcoa, Inc.	21,436	643,295
Century Aluminum Company * (a)	925	41,301
MAXXAM, Inc. *	384	11,163

		695,759
Amusement & Theme Parks - 0.00%
Great Wolf Resorts, Inc. *	1,040	14,518
Apparel & Textiles - 0.69%
Bebe Stores, Inc. (a)	2,388	47,259
Brown Shoe, Inc.	743	35,471
Carter's, Inc. *	1,394	35,547
Cherokee, Inc. (a)	375	16,091
Cintas Corp.	4,050	160,825
Coach, Inc. *	9,412	404,340
Columbia Sportswear Company (a)	954	53,138
Crocs, Inc. *	823	35,554
Deckers Outdoor Corp. * (a)	435	26,078
dELiA*s, Inc. *	987	10,354
G & K Services, Class A (a)	540	21,001
Guess?, Inc. *	1,150	72,944
Hampshire Group Ltd. *	432	7,158
Hanesbrands, Inc. *	2,412	56,971
Hartmarx Corp. *	1,249	8,818
Iconix Brand Group, Inc. *	1,303	25,265
Interface, Inc., Class A *	1,819	25,866
Jones Apparel Group, Inc.	2,898	96,880
Joseph A. Bank Clothiers, Inc. * (a)	468	13,736
Kellwood Company	779	25,333
K-Swiss, Inc., Class A	754	23,178
Liz Claiborne, Inc.	2,557	111,127
Maidenform Brands, Inc. *	681	12,340
Mohawk Industries, Inc. * (a)	1,566	117,231
Movado Group, Inc.	817	23,693
NIKE, Inc., Class B	6,359	629,732
Oakley, Inc. (a)	1,920	38,515
Oxford Industries, Inc.	480	23,832
Perry Ellis International, Inc. *	432	17,712
Phillips-Van Heusen Corp.	886	44,451
Polo Ralph Lauren Corp., Class A	2,533	196,713
Quiksilver, Inc. * (a)	3,098	48,793
Skechers United States of America, Inc.,
Class A *	1,220	40,638
Stage Stores, Inc.	708	21,516
Stride Rite Corp.	1,278	19,272
The Gymboree Corp. *	881	33,619
Timberland Company, Class A * (a)	1,693	53,465
True Religion Apparel, Inc. * (a)	645	9,875
Under Armour, Inc., Class A *	984	49,643

The accompanying notes are an integral part of the financial statements.

127

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Apparel & Textiles (continued)
Unifi, Inc. * (a)	2,485	$6,088
VF Corp.	2,594	212,916
Volcom, Inc. *	622	18,393
Warnaco Group, Inc. *	1,219	30,938
Weyco Group, Inc. (a)	553	13,742
Wolverine World Wide, Inc.	1,497	42,694

		3,018,745
Auto Parts - 0.33%
Accuride Corp. *	950	10,697
Aftermarket Technology Corp. *	668	14,215
American Axle & Manufacturing Holdings, Inc. (a)	1,412	26,814
ArvinMeritor, Inc. (a)	1,930	35,184
AutoZone, Inc. *	1,837	212,284
BorgWarner, Inc.	1,325	78,201
Commercial Vehicle Group, Inc. *	608	13,254
CSK Auto Corp. *	1,352	23,187
Federal Signal Corp.	1,510	24,220
Gentex Corp. (a)	3,992	62,116
Genuine Parts Company	4,046	191,902
Johnson Controls, Inc.	4,648	399,356
Keystone Automotive Industries, Inc. *	522	17,743
Lear Corp.	1,789	52,829
LKQ Corp. *	1,186	27,266
Modine Manufacturing Company	969	24,254
Noble International, Ltd. (a)	634	12,712
O'Reilly Automotive, Inc. *	2,646	84,831
Pep Boys - Manny, Moe & Jack (a)	1,682	24,994
Strattec Security Corp. *	190	8,854
Superior Industries International, Inc. (a)	765	14,742
TRW Automotive Holdings Corp. *	2,506	64,830
Visteon Corp. *	3,565	30,231

		1,454,716
Auto Services - 0.11%
ADESA, Inc.	2,330	64,657
AutoNation, Inc. *	6,256	133,378
Avis Budget Group, Inc. *	2,520	54,659
Copart, Inc. *	2,311	69,330
Dollar Thrifty Automotive Group, Inc. *	647	29,510
Hertz Global Holdings, Inc. *	4,531	78,794
Lithia Motors, Inc., Class A (a)	545	15,674
Midas, Inc. *	532	12,236

		458,238
Automobiles - 0.30%
Asbury Automotive Group, Inc.	931	21,934
Ford Motor Company	43,658	327,872
General Motors Corp. (a)	14,084	432,660
Group 1 Automotive, Inc.	623	32,222
Monaco Coach Corp.	903	12,786
Monro Muffler Brake, Inc.	430	15,093
PACCAR, Inc. (a)	6,126	397,577
Tenneco, Inc. *	1,212	29,961

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Automobiles (continued)
United Auto Group, Inc. (a)	2,342	$55,201

		1,325,306
Banking - 5.36%
1st Source Corp.	720	23,134
Abington Community Bancorp, Inc. (a)	918	17,607
Alabama National BanCorp	402	27,629
Amcore Financial, Inc.	607	19,831
American National Bankshares, Inc.	522	12,173
Americanwest BanCorp (a)	550	13,321
Ameris Bancorp (a)	662	18,655
Anchor BanCorp Wisconsin, Inc.	526	15,159
Arrow Financial Corp. (a)	479	11,865
Associated Banc-Corp.	2,972	103,663
Astoria Financial Corp.	2,501	75,430
BancFirst Corp.	368	19,872
BancorpSouth, Inc.	1,817	48,732
BancTrust Financial Group, Inc. (a)	629	16,052
Bank Granite Corp. (a)	913	17,320
Bank Mutual Corp.	1,760	21,314
Bank of America Corp.	111,092	5,931,202
Bank of Hawaii Corp.	1,082	58,374
Bank of New York Company, Inc.	18,903	744,211
Bank of the Ozarks, Inc. (a)	461	15,241
BankAtlantic Bancorp, Inc., Class A (a)	1,643	22,690
BankUnited Financial Corp., Class A (a)	852	23,822
Banner Corp.	425	18,844
BB&T Corp.	13,425	589,760
Berkshire Hill Bancorp, Inc.	488	16,328
BOK Financial Corp.	1,440	79,171
Boston Private Financial Holdings, Inc. (a)	712	20,086
Brookline Bancorp, Inc. (a)	1,615	21,270
Bryn Mawr Bank Corp. (a)	583	13,782
Camco Financial Corp.	737	9,397
Camden National Corp.	333	15,358
Capital City Bank Group, Inc. (a)	491	17,332
Capital Corp of the West	398	12,772
Capitol Bancorp, Ltd.	468	21,622
Capitol Federal Financial (a)	1,681	64,584
Cardinal Financial Corp. (a)	1,170	11,992
Cascade Bancorp (a)	718	22,280
Cascade Financial Corp. (a)	837	14,288
Cathay General Bancorp, Inc. (a)	1,275	44,000
Center Bancorp, Inc. (a)	986	15,599
Central Pacific Financial Corp. (a)	780	30,233
CFS Bancorp, Inc. (a)	989	14,489
Charter Financial Corp. (a)	587	30,242
Chemical Financial Corp. (a)	738	24,575
Chittenden Corp.	1,136	34,864
Citizens & Northern Corp.	414	9,110
Citizens Banking Corp. (a)	1,131	29,971
Citizens First Bancorp, Inc.	518	15,923

The accompanying notes are an integral part of the financial statements.

128

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
City Bank, Lynnwood, WA (a)	576	$20,621
City National Corp.	953	67,854
Clifton Savings Bancorp, Inc. (a)	1,268	15,457
Coastal Financial Corp. (a)	924	15,477
CoBiz, Inc. (a)	726	16,001
Colonial Bancgroup, Inc.	3,503	90,167
Columbia Banking System, Inc.	528	18,543
Comerica, Inc.	3,731	218,935
Commerce Bancorp, Inc. (a)	3,929	138,576
Commerce Bancshares, Inc.	1,587	76,805
Commercial Bankshares, Inc.	344	13,055
Community Bancorp - NV *	379	11,442
Community Bank Systems, Inc.	744	17,112
Community Banks, Inc. (a)	918	25,484
Community Trust Bancorp, Inc.	424	17,609
Compass Bancshares, Inc.	2,669	159,206
Corus Bankshares, Inc. (a)	1,376	31,744
Cullen Frost Bankers, Inc.	1,067	59,560
CVB Financial Corp. (a)	2,127	30,756
Digital Insight Corp. *	976	37,566
Dime Community Bancorp, Inc.	989	13,856
Doral Financial Corp. (a)	2,874	8,248
Downey Financial Corp. (a)	647	46,959
East West Bancorp, Inc.	1,302	46,117
Enterprise Financial Services Corp. (a)	541	17,626
ESB Financial Corp. (a)	963	10,612
F.N.B. Corp. (a)	1,596	29,159
Farmers Capital Bank Corp. (a)	517	17,645
Fidelity Bankshares, Inc. (a)	651	25,825
Fidelity Southern Corp.	677	12,599
Fifth Third Bancorp	13,411	548,912
Financial Institutions, Inc. (a)	668	15,397
First BanCorp Puerto Rico (a)	2,054	19,575
First Bancorp (a)	578	12,624
First Busey Corp. (a)	653	15,052
First Charter Corp.	789	19,409
First Citizens Bancshares, Inc.	250	50,660
First Commonwealth Financial Corp. (a)	2,005	26,927
First Community Bancorp (a)	926	48,402
First Defiance Financial Corp.	371	11,241
First Federal Bancshares of Arkansas, Inc.	419	10,190
First Financial BanCorp. (a)	1,068	17,739
First Financial Bankshares, Inc. (a)	486	20,344
First Financial Corp. (a)	446	15,811
First Financial Holdings, Inc. (a)	412	16,142
First Horizon National Corp. (a)	2,686	112,221
First Indiana Corp.	588	14,912
First M&F Corp.	774	15,031
First Merchants Corp.	537	14,601
First Midwest BanCorp, Inc., Illinois	1,086	42,006
First Mutual Bancshares, Inc.	550	12,749
First Niagara Financial Group, Inc.	2,880	42,797

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
First of Long Island Corp. (a)	336	$14,734
First Place Financial Corp.	629	14,775
First Regional Bancorp *	462	15,750
First Republic Bank	565	22,080
First South Bancorp, Inc. (a)	489	15,594
First State Bancorp	614	15,197
First United Corp.	623	13,569
FirstFed Financial Corp. * (a)	386	25,850
FirstMerit Corp. (a)	1,903	45,938
Flagstar Bancorp, Inc.	1,374	20,390
Flushing Financial Corp.	656	11,198
FNB Corp. of North Carolina	514	9,427
FNB Corp. of Virginia (a)	542	22,520
FNB Financial Services Corp.	680	10,078
Franklin Bank Corp. * (a)	679	13,947
Frontier Financial Corp. (a)	969	28,324
German American Bancorp	964	13,853
Glacier Bancorp, Inc.	1,223	29,878
Great Southern Bancorp, Inc. (a)	414	12,217
Greater Bay Bancorp	1,347	35,467
Greater Community Bancorp	753	13,486
Greenhill & Company, Inc. (a)	820	60,516
Hancock Holding Company	830	43,857
Hanmi Financial Corp. (a)	1,310	29,514
Harleysville National Corp.	845	16,317
Heritage Commerce Corp.	557	14,838
Heritage Financial Corp.	593	14,546
Home Federal Bancorp - IN	392	11,164
Home Federal Bancorp, Inc.	995	17,074
Horizon Financial Corp.	713	17,155
Hudson City Bancorp, Inc.	14,592	202,537
Huntington Bancshares, Inc.	5,640	133,950
IBERIABANK Corp.	201	11,869
Independent Bank Corp. - MA	475	17,114
Independent Bank Corp. - MI	569	14,390
Integra Bank Corp.	616	16,952
Interchange Financial Services Corp. (a)	683	15,702
International Bancshares Corp.	1,299	40,152
ITLA Capital Corp.	205	11,872
KeyCorp	9,541	362,844
K-Fed Bancorp	1,097	20,678
KNBT Bancorp, Inc. (a)	1,003	16,780
Lakeland Financial Corp. (a)	604	15,420
Lincoln Bancorp - IN (a)	2,918	58,331
LSB Bancshares, Inc. (a)	685	11,577
M&T Bank Corp.	2,607	318,471
MAF Bancorp, Inc.	706	31,551
MainSource Financial Group, Inc. (a)	690	11,686
Marshall & Ilsley Corp.	5,552	267,107
MASSBANK Corp.	348	11,446
MB Financial, Inc.	1,144	43,026
Mercantile Bankshares Corp.	2,638	123,432

The accompanying notes are an integral part of the financial statements.

129

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Merchants Bancshares, Inc.	492	$11,316
Mid-State Bancshares (a)	661	24,054
Midwest Banc Holdings, Inc. (a)	664	15,770
Nara Bancorp, Inc.	844	17,656
NASB Financial, Inc. (a)	309	12,777
National City Corp.	15,900	581,300
National Penn Bancshares, Inc. (a)	1,318	26,690
Netbank, Inc. (a)	1,651	7,661
New York Community Bancorp, Inc. (a)	6,361	102,412
Newalliance Bancshares, Inc. (a)	2,915	47,806
North Valley Bancorp	639	11,809
Northern States Financial Corp.	450	8,888
Northern Trust Corp.	5,259	319,169
Northrim Bancorp, Inc.	488	12,981
Northwest Bancorp, Inc. (a)	1,391	38,197
Oak Hill Financial, Inc.	357	10,003
OceanFirst Financial Corp.	577	13,231
Ohio Valley Banc Corp.	457	11,494
Old National Bancorp (a)	1,798	34,018
Old Second Bancorp, Inc. (a)	407	11,925
Omega Financial Corp. (a)	466	14,875
Oriental Financial Group, Inc.	852	11,033
PAB Bankshares, Inc.	684	14,617
Pacific Capital Bancorp	1,147	38,516
Pamrapo Bancorp, Inc. (a)	531	12,447
Park National Corp. (a)	354	35,046
Parkvale Financial Corp.	380	12,065
Partners Trust Financial Group, Inc.	1,632	18,996
Peapack Gladstone Financial Corp. (a)	469	13,179
Pennfed Financial Services, Inc.	741	14,316
Pennsylvania Commerce Bancorp, Inc. * (a)	350	9,205
Peoples Bancorp, Inc. (a)	403	11,969
People's Bank Corp. (a)	3,451	153,984
PFF Bancorp, Inc.	583	20,119
Pinnacle Financial Partners, Inc. * (a)	479	15,893
Placer Sierra Bancshares	498	11,837
Popular, Inc. (a)	6,408	115,024
Preferred Bank, Los Angeles, CA (a)	312	18,748
PrivateBancorp, Inc. (a)	561	23,354
Prosperity Bancshares, Inc. (a)	750	25,883
Provident Bankshares Corp.	879	31,292
Provident Financial Holdings, Inc.	431	13,141
Provident Financial Services, Inc. (a)	1,948	35,317
Provident New York Bancorp (a)	1,409	21,107
R & G Financial Corp., Class B	960	7,344
Regions Financial Corp.	17,440	652,256
Renasant Corp. (a)	586	17,949
Republic Bancorp, Inc., Class A	581	14,577
Republic Bancorp, Inc.	2,252	30,312
Riverview Bancorp, Inc.	964	14,653
Rome Bancorp, Inc.	1,044	13,311
Royal Bancshares of Pennsylvania (a)	628	16,501

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
S & T Bancorp, Inc. (a)	668	$23,160
S.Y. Bancorp, Inc. (a)	539	15,092
Sandy Spring Bancorp, Inc.	412	15,730
Santander Bancorp (a)	1,218	21,741
Seacoast Banking Corp. of Florida (a)	672	16,666
Security Bank Corp.	496	11,319
Shore Bancshares, Inc. (a)	582	17,553
SI Financial Group, Inc. (a)	963	11,806
Signature Bank *	810	25,094
Simmons First National Corp., Class A (a)	555	17,510
Sky Financial Group, Inc.	2,423	69,152
South Financial Group, Inc.	1,784	47,437
Southwest Bancorp, Inc.	522	14,543
Sovereign Bancorp, Inc.	9,424	239,275
State Bancorp, Inc.	729	13,895
Sterling Bancorp	601	11,840
Sterling Bancshares, Inc.	1,779	23,163
Sterling Financial Corp., Pennsylvania	797	18,865
Sterling Financial Corp., Spokane	792	26,778
Suffolk Bancorp (a)	430	16,396
Summit Financial Group, Inc. (a)	357	6,872
Sun Bancorp, Inc. of New Jersey * (a)	601	12,663
SunTrust Banks, Inc.	8,680	733,026
Superior Bancorp * (a)	1,104	12,519
Susquehanna Bancshares, Inc.	1,259	33,842
SVB Financial Group * (a)	861	40,140
TCF Financial Corp. (a)	2,938	80,560
TD Banknorth, Inc.	4,971	160,464
Texas Capital Bancshares, Inc. *	788	15,665
TIB Financial Corp. (a)	716	12,523
Tompkins Trustco, Inc. (a)	311	14,135
Trico Bancshares	584	15,891
TrustCo Bank Corp. (a)	2,317	25,765
Trustmark Corp.	1,368	44,747
U.S.B. Holding Company, Inc. (a)	660	15,906
UCBH Holdings, Inc. (a)	2,386	41,898
Umpqua Holdings Corp. (a)	1,165	34,286
Union Bankshares Corp.	486	14,867
UnionBanCal Corp.	3,276	200,655
United Bankshares, Inc.	1,028	39,732
United Community Banks, Inc.	1,077	34,809
US Bancorp	44,557	1,612,518
Valley National Bancorp (a)	2,486	65,904
Virginia Commerce Bancorp, Inc. * (a)	702	13,956
W Holding Company, Inc.	4,297	25,610
Wachovia Corp.	47,398	2,699,316
Washington Federal, Inc.	1,713	40,307
Washington Trust Bancorp, Inc.	471	13,136
Webster Financial Corp.	1,367	66,600
Wesbanco, Inc. (a)	605	20,286
West Coast Bancorp	546	18,913
Westamerica Bancorp	736	37,264

The accompanying notes are an integral part of the financial statements.

130

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Banking (continued)
Western Alliance Bancorp * (a)	450	$15,647
Westfield Financial, Inc. (a)	540	18,684
Whitney Holding Corp.	1,368	44,624
Wilber Corp.	1,119	11,212
Willow Grove Bancorp, Inc.	940	14,025
Wilmington Trust Corp.	1,369	57,731
Wintrust Financial Corp.	557	26,747
Yardville National Bancorp	345	13,013
Zions Bancorp.	2,677	220,692

		23,316,855
Biotechnology - 1.56%
Abraxis BioScience, Inc. * (a)	4,617	126,229
Affymetrix, Inc. * (a)	1,587	36,596
Alnylam Pharmaceuticals, Inc. * (a)	803	17,184
Amgen, Inc. *	28,647	1,956,877
Applera Corp. - Celera Genomics Group *	2,270	31,757
Applera Corp.	4,952	181,689
Arena Pharmaceuticals, Inc. * (a)	1,371	17,700
Arqule, Inc. *	1,255	7,430
Biogen Idec, Inc. *	8,391	412,753
Bio-Rad Laboratories, Inc., Class A *	667	55,041
Bioveris Corp. *	2,478	33,998
Cephalon, Inc. * (a)	1,444	101,672
Charles River Laboratories International, Inc. *	1,602	69,286
Coley Pharmaceutical Group, Inc. * (a)	751	7,277
Cotherix, Inc. * (a)	776	10,468
Digene Corp. *	611	29,279
Discovery Laboratories, Inc. * (a)	1,870	4,413
Exelixis, Inc. *	2,502	22,518
Genentech, Inc. *	25,759	2,089,828
Genitope Corp. * (a)	1,251	4,404
Genomic Health, Inc. * (a)	887	16,498
Genzyme Corp. *	6,326	389,555
Geron Corp. * (a)	1,676	14,715
GTx, Inc. * (a)	1,112	19,838
Human Genome Sciences, Inc. * (a)	3,580	44,535
ICOS Corp. *	1,759	59,437
Inhibitex, Inc. *	1,151	1,899
Integra LifeSciences Holdings Corp. * (a)	796	33,902
Intermune, Inc. * (a)	1,103	33,917
Invitrogen Corp. * (a)	1,317	74,529
Keryx Biopharmaceuticals, Inc. *	1,027	13,659
Lexicon Genetics, Inc. *	2,493	9,000
Martek Biosciences Corp. * (a)	847	19,769
Medarex, Inc. * (a)	2,939	43,468
MedImmune, Inc. * (a)	6,211	201,050
Metabasis Therapeutics, Inc. *	2,425	18,236
MGI Pharma, Inc. * (a)	1,921	35,366
Millennium Pharmaceuticals, Inc. * (a)	8,010	87,309
Millipore Corp. * (a)	1,192	79,387
Momenta Pharmaceuticals, Inc. * (a)	816	12,836

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Biotechnology (continued)
Myriad Genetics, Inc. * (a)	948	$29,672
Nabi Biopharmaceuticals *	6,024	40,843
Nektar Therapeutics * (a)	2,355	35,820
Neurocrine Biosciences, Inc. *	954	9,941
Osiris Therapeutics, Inc. * (a)	1,675	42,411
Panacos Pharmaceuticals, Inc. * (a)	1,327	5,321
PRA International * (a)	660	16,678
Progenics Pharmaceuticals, Inc. *	655	16,860
Regeneration Technologies, Inc. *	1,114	6,528
Sirna Therapeutics, Inc. * (a)	3,750	48,787
Solexa, Inc. * (a)	880	11,572
StemCells, Inc. *	2,057	5,451
Tanox, Inc. * (a)	1,425	28,358
Techne Corp. *	974	54,008
Telik, Inc. * (a)	1,558	6,902
Tercica, Inc. * (a)	1,287	6,435
Threshold Pharmaceuticals, Inc. * (a)	1,009	3,733
Trimeris, Inc. * (a)	934	11,871

		6,806,495
Broadcasting - 1.04%
Acacia Research - Acacia Technologies * (a)	1,501	20,083
Belo Corp., Class A	2,605	47,854
CBS Corp., Class B	19,922	621,168
Citadel Broadcasting Corp. (a)	3,300	32,868
CKX, Inc. * (a)	2,174	25,501
Clear Channel Communications, Inc.	11,971	425,449
Cox Radio, Inc., Class A *	1,170	19,071
Crown Media Holdings, Inc., Class A * (a)	3,124	11,340
Cumulus Media, Inc., Class A * (a)	1,735	18,027
Discovery Holding Company *	7,094	114,142
Emmis Communications Corp., Class A * (a)	1,124	9,262
Entercom Communications Corp.	1,146	32,294
Entravision Communications Corp., Class A *	3,488	28,671
Fisher Communications, Inc. *	258	11,406
Gray Television, Inc.	1,458	10,687
Hearst Argyle Television, Inc.	1,265	32,258
Journal Communications, Inc.	2,329	29,369
Liberty Global, Inc., Class A *	9,235	269,200
Liberty Global, Inc., Series C *	1,612	45,136
Liberty Media Corp. - Capital, Series A *	3,461	339,109
Mediacom Communications Corp., Class A *	3,476	27,947
News Corp.	79,652	1,710,925
Radio One, Inc., Class A * (a)	3,119	20,991
Regent Communications, Inc. *	2,050	5,802
Saga Communications, Inc., Class A *	806	7,746
Salem Communications Corp., Class A * (a)	818	9,775
Sinclair Broadcast Group, Inc., Class A	2,680	28,140
Sirius Satellite Radio, Inc. * (a)	33,155	117,369
Spanish Broadcasting System, Inc., Class A *	2,043	8,397
Univision Communications, Inc., Class A *	7,721	273,478
Westwood One, Inc. (a)	2,240	15,814

The accompanying notes are an integral part of the financial statements.

131

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Broadcasting (continued)
World Wrestling Entertainment, Inc., Class A (a)	2,384	$38,859
WorldSpace, Inc. * (a)	1,202	4,207
XM Satellite Radio Holdings, Inc., Class A * (a)	7,009	101,280

		4,513,625
Building Materials & Construction - 0.32%
American Standard Companies, Inc.	5,142	235,761
Apogee Enterprises, Inc.	913	17,630
Armstrong World Industries, Inc. *	1,042	44,170
Beacon Roofing Supply, Inc. * (a)	1,182	22,245
BlueLinx Holdings, Inc. (a)	913	9,495
Builders FirstSource, Inc. * (a)	804	14,335
Dycom Industries, Inc. *	1,106	23,359
Eagle Materials, Inc. (a)	1,389	60,046
ElkCorp	554	22,764
EMCOR Group, Inc. *	732	41,614
Foster Wheeler, Ltd. *	2,023	111,548
Granite Construction, Inc.	1,082	54,446
Griffon Corp. * (a)	804	20,502
Infrasource Services, Inc. *	1,311	28,540
Interline Brands, Inc. *	962	21,616
KBR, Inc. *	1,979	51,771
Lennox International, Inc.	1,616	49,466
Levitt Corp., Class A (a)	582	7,124
LSI Industries, Inc.	814	16,158
Masco Corp.	10,637	317,727
Meadow Valley Corp. *	2,928	29,719
NCI Building Systems, Inc. * (a)	509	26,341
Owens Corning, Inc. * (a)	1,423	42,548
Perini Corp. * (a)	783	24,101
RPM International, Inc.	2,865	59,850
Sterling Construction Company, Inc. * (a)	809	17,604
Trex Company, Inc. * (a)	463	10,598
U.S. Concrete, Inc. * (a)	1,417	10,089
WCI Communities, Inc. * (a)	1,154	22,134

		1,413,301
Business Services - 2.19%
ABM Industries, Inc. (a)	1,315	29,864
Accenture, Ltd., Class A	21,069	778,078
Acxiom Corp.	2,181	55,943
Administaff, Inc.	708	30,281
ADVO, Inc.	905	29,503
Affiliated Computer Services, Inc., Class A *	3,007	146,862
Alliance Data Systems Corp. *	2,053	128,251
AMERCO, Inc. *	557	48,465
Arbitron, Inc.	782	33,970
Automatic Data Processing, Inc.	14,051	692,012
Banta Corp.	633	23,041
BearingPoint, Inc. * (a)	5,245	41,278
Black Box Corp.	509	21,373
Bowne & Company, Inc.	1,140	18,172
Bright Horizons Family Solutions, Inc. *	731	28,260

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Brinks Company	1,483	$94,793
Cadence Design Systems, Inc. *	6,698	119,961
Catalina Marketing Corp.	1,278	35,145
CDI Corp. (a)	635	15,811
Central Parking Corp. (a)	1,083	19,494
Ceridian Corp. *	3,660	102,407
ChoicePoint, Inc. *	2,062	81,202
Clark, Inc.	654	10,876
Coinstar, Inc. *	731	22,347
Compucredit Corp. * (a)	1,256	50,001
Computer Sciences Corp. * (a)	4,544	242,513
Convergys Corp. *	3,512	83,515
Corporate Executive Board Company	1,006	88,226
CoStar Group, Inc. * (a)	537	28,762
CRA International, Inc. * (a)	274	14,358
CSG Systems International, Inc. *	1,331	35,578
Deluxe Corp.	1,203	30,316
Diamond Management & Technology
Consultants, Inc.	1,109	13,796
DST Systems, Inc. *	1,901	119,060
Dun & Bradstreet Corp. *	1,588	131,471
eFunds Corp. *	1,247	34,292
Electro Rent Corp. *	913	15,247
Electronic Data Systems Corp.	12,842	353,797
Ennis Business Forms, Inc.	886	21,672
Equifax, Inc.	3,214	130,488
Escala Group, Inc. * (a)	882	6,783
Euronet Worldwide, Inc. * (a)	931	27,641
FactSet Research Systems, Inc.	1,224	69,132
Fair Isaac Corp.	1,672	67,967
First Data Corp.	18,732	478,041
Fluor Corp.	2,110	172,281
Forrester Research, Inc. *	765	20,739
FTI Consulting, Inc. * (a)	1,089	30,372
Gartner Group, Inc., Class A *	2,956	58,499
Geo Group, Inc. *	568	21,311
Gevity HR, Inc. (a)	798	18,905
Global Cash Access, Inc. *	1,645	26,698
Global Payments, Inc.	1,900	87,970
GSI Commerce, Inc. * (a)	1,261	23,644
H & R Block, Inc.	7,960	183,398
Harte-Hanks, Inc.	2,075	57,498
Healthcare Services Group, Inc.	766	22,183
Heidrick & Struggles International, Inc. *	567	24,018
Hewitt Associates, Inc., Class A *	2,768	71,276
Hudson Highland Group, Inc. *	709	11,826
Huron Consulting Group, Inc. *	564	25,572
Informatica Corp. *	2,428	29,646
Insight Enterprises, Inc. *	1,376	25,965
Intervoice Brite, Inc. * (a)	1,322	10,127
Iron Mountain, Inc. *	3,172	131,130
Jackson Hewitt Tax Service, Inc.	1,006	34,174

The accompanying notes are an integral part of the financial statements.

132

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Jacobs Engineering Group, Inc. *	1,385	$112,933
John H. Harland Company	733	36,797
Kanbay International, Inc. * (a)	978	28,137
Kelly Services, Inc., Class A	961	27,811
Kendle International, Inc. *	413	12,989
Kenexa Corp. *	696	23,149
Kforce, Inc. *	1,318	16,040
Korn/Ferry International *	1,117	25,646
Labor Ready, Inc. *	1,128	20,676
LECG Corp. *	682	12,603
Manpower, Inc.	2,115	158,477
MasterCard, Inc., Class A (a)	3,046	300,001
MAXIMUS, Inc.	600	18,468
McGrath Rentcorp	714	21,870
Moody's Corp.	7,276	502,481
MPS Group, Inc. *	2,667	37,818
Navigant Consulting Company * (a)	1,330	26,281
NCR Corp. *	4,522	193,361
On Assignment, Inc. *	646	7,591
Paxar Corp. *	1,192	27,488
Paychex, Inc.	9,273	366,654
Perot Systems Corp., Class A *	3,028	49,629
PHH Corp. *	1,373	39,639
Pitney Bowes, Inc.	5,277	243,745
Pre-Paid Legal Services, Inc. * (a)	432	16,904
QC Holdings, Inc. * (a)	839	13,390
Quest Software, Inc. *	2,617	38,339
R.H. Donnelley Corp. *	1,710	107,268
R.R. Donnelley & Sons Company	5,224	185,661
Resource America, Inc.	643	16,975
Resources Connection, Inc. *	1,254	39,927
Robert Half International, Inc.	4,245	157,574
Rollins, Inc.	1,818	40,196
Scansource, Inc. *	700	21,280
Sirva, Inc. * (a)	2,137	7,437
Sonicwall, Inc. *	2,163	18,212
Sotheby's Holdings, Inc., Class A	1,761	54,626
Source Interlink Companies * (a)	1,376	11,228
Spherion Corp. *	1,884	13,998
SRA International, Inc., Class A *	1,368	36,580
StarTek, Inc.	741	10,033
SYNNEX Corp. *	886	19,439
Syntel, Inc. (a)	1,178	31,570
Sypris Solutions, Inc. (a)	830	5,768
TALX Corp.	855	23,470
Teletech Holdings, Inc. *	2,073	49,503
Tetra Tech, Inc. *	1,640	29,668
The BISYS Group, Inc. *	3,193	41,222
The ServiceMaster Company	7,085	92,884
Total Systems Services, Inc. (a)	4,798	126,619
Triple Crown Media, Inc. *	145	1,122
Tyler Technologies, Inc. * (a)	1,527	21,470

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Business Services (continued)
Unisys Corp. *	8,817	$69,125
URS Corp. *	1,159	49,663
Viad Corp.	693	28,136
Volt Information Sciences, Inc. *	503	25,256
Waste Industries USA	740	22,585
Watson Wyatt Worldwide, Inc., Class A	841	37,971
Wind River Systems, Inc. *	2,340	23,985
Wireless Facilities, Inc. * (a)	2,348	6,692
Zhone Technologies, Inc. * (a)	4,938	6,469

		9,549,806
Cable and Television - 1.62%
Cablevision Systems New York Group,
Class A *	7,150	203,632
Charter Communications, Inc., Class A *	10,722	32,809
Comcast Corp., Class A * (a)	51,846	2,194,641
DIRECTV Group, Inc. *	31,217	778,552
E.W. Scripps Company, Class A	3,692	184,379
EchoStar Communications Corp., Class A *	9,784	372,086
Gemstar-TV Guide International, Inc. *	11,916	47,783
Knology, Inc. *	1,960	20,854
Lin TV Corp. * (a)	1,401	13,940
LodgeNet Entertainment Corp. *	740	18,522
NTL, Inc.	6,759	170,597
Time Warner Telecom, Inc., Class A *	3,383	67,423
Time Warner, Inc.	100,506	2,189,021
TiVo, Inc. * (a)	2,461	12,600
Viacom, Inc. *	17,562	720,569

		7,027,408
Cellular Communications - 0.55%
American Tower Corp., Class A *	10,241	381,784
Brightpoint, Inc. *	1,416	19,045
Crown Castle International Corp. *	5,680	183,464
Dobson Communications Corp., Class A *	4,169	36,312
Leap Wireless International, Inc. *	1,486	88,372
Motorola, Inc.	59,241	1,217,995
NII Holdings, Inc. * (a)	3,606	232,371
Novatel Wireless, Inc * (a)	943	9,119
RF Micro Devices, Inc. *	5,069	34,419
Rural Cellular Corp. *	1,646	21,628
Syniverse Holdings, Inc. *	1,848	27,702
Telephone & Data Systems, Inc. - Special
Shares	700	34,720
Telephone & Data Systems, Inc.	1,734	94,208
USA Mobility, Inc. (a)	751	16,800

		2,397,939
Chemicals - 1.32%
A. Schulman, Inc.	828	18,423
Air Products & Chemicals, Inc.	5,318	373,749
Airgas, Inc.	1,920	77,798
Albany Molecular Research, Inc. *	1,011	10,676
Albemarle Corp.	1,167	83,791

The accompanying notes are an integral part of the financial statements.

133

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Chemicals (continued)
American Vanguard Corp. (a)	806	$12,815
Arch Chemicals, Inc.	689	22,951
Ashland, Inc.	1,718	118,851
Balchem Corp.	513	13,174
Cabot Corp.	1,594	69,451
Cabot Microelectronics Corp. * (a)	682	23,147
Calgon Carbon Corp. * (a)	1,539	9,542
Cambrex Corp. (a)	808	18,358
Celanese Corp., Series A	3,966	102,640
CF Industries Holdings, Inc.	1,290	33,076
Chemtura Corp.	5,693	54,824
Cytec Industries, Inc.	1,028	58,092
Dow Chemical Company	23,720	947,377
E.I. Du Pont De Nemours & Company	22,106	1,076,783
Eastman Chemical Company	1,952	115,773
Ferro Corp.	1,258	26,028
FMC Corp.	937	71,727
Georgia Gulf Corp.	902	17,418
H.B. Fuller Company	1,492	38,523
Hawkins, Inc.	779	11,140
Hercules, Inc. *	3,062	59,127
Huntsman Corp. *	5,476	103,880
Kronos Worldwide, Inc. (a)	1,332	43,370
Lubrizol Corp.	1,626	81,511
Lyondell Chemical Company	6,133	156,821
MacDermid, Inc.	883	30,110
Material Sciences Corp. *	727	9,407
Minerals Technologies, Inc. (a)	487	28,631
Newmarket Corp.	658	38,855
Nl Industries, Inc. (a)	1,471	15,210
Olin Corp.	1,903	31,438
OM Group, Inc. *	826	37,401
PolyOne Corp. *	2,739	20,542
PPG Industries, Inc.	4,120	264,545
Praxair, Inc.	7,914	469,538
Quaker Chemical Corp.	634	13,992
Rockwood Holdings, Inc. *	1,629	41,149
Rohm & Haas Company	5,352	273,594
Sensient Technologies Corp.	1,315	32,349
Sigma-Aldrich Corp.	1,534	119,222
Stepan Company	515	16,310
Terra Industries, Inc. * (a)	2,613	31,304
Terra Nitrogen Company, LP (a)	615	20,941
The Scotts Company, Class A	1,628	84,086
Tronox, Inc. (a)	568	8,969
UAP Holding Corp.	1,423	35,831
Valhi, Inc. (a)	3,024	78,564
Valspar Corp.	2,533	70,012
W. R. Grace & Company * (a)	1,975	39,105
Westlake Chemical Corp.	1,679	52,687
Zoltek Companies, Inc. * (a)	740	14,556

		5,729,184

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Coal - 0.16%
Alliance Holdings GP LP * (a)	2,267	$44,796
Alpha Natural Resources, Inc. *	1,640	23,337
Arch Coal, Inc.	3,040	91,291
CONSOL Energy, Inc.	4,528	145,485
Foundation Coal Holdings, Inc.	1,184	37,604
International Coal Group, Inc. * (a)	4,447	24,236
James River Coal Company * (a)	464	4,306
Massey Energy Company (a)	1,905	44,253
Peabody Energy Corp.	6,436	260,079
Penn Virginia Resource Partners LP * (a)	750	19,507

		694,894
Colleges & Universities - 0.09%
Apollo Group, Inc., Class A *	4,541	176,963
Career Education Corp. *	2,413	59,794
Corinthian Colleges, Inc. *	2,491	33,952
DeVry, Inc.	1,826	51,128
ITT Educational Services, Inc. *	1,123	74,534

		396,371
Commercial Services - 0.14%
CB Richard Ellis Group, Inc. *	5,496	182,467
CBIZ, Inc. * (a)	2,782	19,391
Cenveo, Inc. * (a)	1,533	32,500
Chemed Corp.	696	25,738
Color Kinetics, Inc. * (a)	715	15,265
DynCorp International, Inc. *	3,130	49,673
First Advantage Corp., Class A * (a)	1,302	29,894
Live Nation, Inc. * (a)	1,649	36,938
Morningstar, Inc. * (a)	964	43,428
Pool Corp. (a)	1,364	53,428
Providence Service Corp. * (a)	341	8,569
Shaw Group, Inc. *	1,954	65,459
TNS, Inc. *	676	13,013
Vertrue, Inc. * (a)	337	12,944
Wright Express Corp. *	1,095	34,131

		622,838
Computers & Business Equipment - 4.26%
3Com Corp. *	10,715	44,039
3D Systems Corp. * (a)	502	8,012
Acme Packet Inc *	2,410	49,742
Agilysys, Inc.	891	14,915
Apple Computer, Inc. *	20,532	1,741,935
Avanex Corp. * (a)	12,571	23,759
Avocent Corp. *	1,299	43,971
Benchmark Electronics, Inc. *	1,630	39,707
Blue Coat Systems, Inc. * (a)	339	8,119
Brocade Communications Systems, Inc. * (a)	7,248	59,506
CACI International, Inc., Class A *	753	42,544
CDW Corp.	1,920	135,014
Cisco Systems, Inc. *	149,590	4,088,295
Cogent, Inc. * (a)	2,302	25,345

The accompanying notes are an integral part of the financial statements.

134

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Cognizant Technology Solutions
Corp. , Class A *	3,428	$264,504
Dell, Inc. *	56,724	1,423,205
Diebold, Inc.	1,751	81,597
Digi International, Inc. *	976	13,459
Dot Hill Systems Corp. *	1,830	7,192
Echelon Corp. * (a)	1,745	13,960
Electronics for Imaging, Inc. *	1,383	36,760
EMC Corp. *	55,480	732,336
Extreme Networks, Inc. *	3,669	15,373
Falconstor Software, Inc. * (a)	1,768	15,293
Foundry Networks, Inc. *	3,619	54,213
Gateway, Inc. * (a)	10,296	20,695
Gigabeam Corp. * (a)	1,941	8,288
Henry, Jack & Associates, Inc.	2,315	49,541
Hewlett-Packard Company	67,518	2,781,066
Hypercom Corp. *	1,825	11,589
IHS, Inc., Class A *	979	38,651
Ingram Micro, Inc., Class A *	3,912	79,844
InPhonic, Inc. * (a)	1,036	11,489
Intermec, Inc. * (a)	1,549	37,594
Internap Network Services Corp. * (a)	1,632	32,428
International Business Machines Corp.	36,952	3,589,887
Ixia * (a)	1,816	17,434
Komag, Inc. * (a)	769	29,130
Kronos, Inc. *	824	30,274
L-1 Identity Solutions, Inc. *	1,898	28,717
Lexmark International, Inc. *	2,938	215,062
Merge Technologies, Inc. * (a)	704	4,618
Micros Systems, Inc. *	967	50,961
Mobility Electronics, Inc. * (a)	1,121	3,755
MTS Systems Corp.	568	21,936
National Instruments Corp.	1,992	54,262
NETGEAR, Inc. *	906	23,783
Network Appliance, Inc. *	9,056	355,720
Optical Communication Products, Inc. * (a)	3,777	6,194
Palm, Inc. * (a)	2,578	36,324
Parametric Technology Corp. *	2,768	49,879
Pegasus Wireless Corp. * (a)	666	940
Plexus Corp. *	1,239	29,587
Quantum Corp. *	5,860	13,595
Rackable Systems, Inc. * (a)	537	16,631
Radiant Systems, Inc. * (a)	1,012	10,565
RadiSys Corp. * (a)	700	11,669
Rimage Corp. *	443	11,518
SanDisk Corp. *	5,566	239,505
Seagate Technology	14,349	380,249
SI International, Inc. *	375	12,158
Silicon Storage Technology, Inc. * (a)	3,345	15,086
Sonic Solutions * (a)	749	12,209
Standard Microsystems Corp. *	613	17,152

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Computers & Business Equipment
(continued)
Stratasys, Inc. * (a)	354	$11,119
Sun Microsystems, Inc. *	84,417	457,540
Sykes Enterprises, Inc. *	1,240	21,874
Synaptics, Inc. *	715	21,228
Tech Data Corp. *	1,417	53,662
Transmeta Corp. *	12,781	14,187
Trident Microsystems, Inc. *	1,469	26,706
Western Digital Corp. *	5,416	110,811
Witness Systems, Inc. *	764	13,393
XATA Corp. *	8,398	44,677
Xerox Corp. *	23,448	397,444

		18,515,421
Construction & Mining Equipment - 0.18%
A.S.V., Inc. * (a)	820	13,341
Astec Industries, Inc. * (a)	594	20,849
Buckeye Partners LP * (a)	925	42,994
Bucyrus International, Inc., Class A	831	43,013
Carbo Ceramics, Inc. (a)	636	23,767
Gulf Islands Fabrication, Inc.	574	21,181
Joy Global, Inc.	2,882	139,316
Kaman Corp., Class A	795	17,800
Layne Christensen Company *	570	18,713
Matrix Service Company *	3,698	59,538
National Oilwell, Inc. *	4,264	260,872
Rowan Companies, Inc.	2,681	89,009
Washington Group International, Inc. *	522	31,210

		781,603
Construction Materials - 0.23%
Ameron International Corp.	317	24,209
Applied Industrial Technologies, Inc.	1,162	30,572
Clarcor, Inc.	1,075	36,346
Columbus McKinnon Corp. * (a)	458	9,627
Comfort Systems USA, Inc.	1,453	18,366
Florida Rock Industries, Inc.	1,617	69,612
Louisiana-Pacific Corp.	2,550	54,902
Martin Marietta Materials, Inc.	1,131	117,522
Regal-Beloit Corp.	637	33,449
Sherwin-Williams Company	3,231	205,427
Simpson Manufacturing Company, Inc. (a)	1,208	38,233
Standex International Corp.	445	13,408
Universal Forest Products, Inc.	456	21,259
USG Corp. * (a)	1,908	104,558
Vulcan Materials Company	2,458	220,900

		998,390
Containers & Glass - 0.20%
Ball Corp.	2,584	112,663
Bemis Company, Inc.	2,304	78,290
Graphic Packaging Corp. * (a)	5,919	25,629
Greif, Inc., Class A	591	69,974
Interpool, Inc. (a)	803	18,758

The accompanying notes are an integral part of the financial statements.

135

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Containers & Glass (continued)
Longview Fibre Company	1,807	$39,664
Mobile Mini, Inc. *	812	21,875
Owens-Illinois, Inc. *	3,795	70,018
Packaging Corp. of America	2,551	56,377
Pactiv Corp. *	3,522	125,700
Sealed Air Corp.	2,084	135,293
Silgan Holdings, Inc.	978	42,954
Sonoco Products Company	2,169	82,552

		879,747
Correctional Facilities - 0.02%
Corrections Corp. of America *	1,458	65,945

Cosmetics & Toiletries - 1.72%
Alberto-Culver Company *	2,137	45,839
Avon Products, Inc.	11,285	372,856
Bare Escentuals, Inc. *	1,266	39,335
Chattem, Inc. *	544	27,243
Colgate-Palmolive Company	12,598	821,894
Elizabeth Arden, Inc. *	876	16,688
Estee Lauder Companies, Inc., Class A	3,289	134,257
Helen of Troy, Ltd. * (a)	768	18,632
Intermediate Parfums, Inc. (a)	669	12,838
International Flavors & Fragrances, Inc.	2,201	108,201
Kimberly-Clark Corp.	11,331	769,941
Nature's Sunshine Products, Inc.	612	7,072
Nu Skin Enterprises, Inc., Class A	1,845	33,634
Playtex Products, Inc. *	1,767	25,427
Procter & Gamble Company	77,911	5,007,340
Revlon, Inc., Class A * (a)	10,661	13,646
Sally Beauty Holdings, Inc. *	2,137	16,669
Steiner Leisure, Ltd. *	496	22,568

		7,494,080
Crude Petroleum & Natural Gas - 1.42%
Abraxas Petroleum Corp. * (a)	6,977	21,559
Allis-Chalmers Energy, Inc. * (a)	1,787	41,173
Apache Corp.	7,987	531,215
Arena Resources, Inc. * (a)	298	12,728
Bill Barrett Corp. * (a)	1,230	33,468
Bois d'Arc Energy, Inc. *	1,521	22,252
Cabot Oil & Gas Corp., Class A	1,238	75,085
Cascade Natural Gas Corp.	738	19,129
Chesapeake Energy Corp. (a)	9,358	271,850
Cimarex Energy Company	1,953	71,285
CNX Gas Corp. * (a)	2,590	66,045
Contango Oil & Gas Company *	1,860	44,342
Devon Energy Corp.	11,593	777,658
Edge Petroleum Corp. *	623	11,364
Endeavour International Corp. *	2,503	5,732
EOG Resources, Inc.	5,945	371,265
EXCO Resources, Inc. *	3,301	55,820
FX Energy, Inc. * (a)	1,190	7,342
Galaxy Energy Corp. *	24,592	4,673

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Crude Petroleum & Natural Gas
(continued)
Gasco Energy, Inc. * (a)	10,300	$25,235
Genesis Energy LP (a)	1,472	28,675
GMX Resources, Inc. * (a)	232	8,236
Goodrich Petroleum Corp. * (a)	708	25,615
Harvest Natural Resources, Inc. *	1,126	11,969
Helmerich & Payne, Inc.	2,496	61,077
Hydril *	616	46,317
Isramco, Inc. * (a)	1,670	49,015
Marathon Oil Corp.	9,014	833,795
MarkWest Hydrocarbon, Inc. (a)	528	25,634
Newfield Exploration Company *	3,102	142,537
Occidental Petroleum Corp.	20,756	1,013,515
Parallel Petroleum Corp. * (a)	1,116	19,608
Patterson-UTI Energy, Inc.	4,293	99,726
Penn Virginia Corp.	507	35,510
Petroquest Energy, Inc. * (a)	1,652	21,047
Pioneer Natural Resources Company	3,542	140,582
Plains Exploration & Production Company *	1,967	93,492
Pogo Producing Company	1,404	68,010
Quest Resource Corp. * (a)	1,398	14,120
Quicksilver Resources, Inc. * (a)	1,910	69,887
SulphCo, Inc. * (a)	1,527	7,207
Sunoco, Inc.	3,367	209,966
Swift Energy Company *	739	33,115
TEPPCO Partners LP (a)	1,712	69,011
Toreador Resources Corp. * (a)	465	11,983
Transmeridian Exploration, Inc. * (a)	2,180	7,521
Unit Corp. *	1,144	55,427
W&T Offshore, Inc.	1,682	51,671
Western Refining, Inc. (a)	1,370	34,880
XTO Energy, Inc.	8,548	402,183

		6,160,551
Domestic Oil - 0.37%
Atlas America, Inc. * (a)	628	32,009
Berry Petroleum Company, Class A	1,222	37,894
BP Prudhoe Bay Royalty Trust (a)	480	36,950
Brigham Exploration Company * (a)	1,459	10,665
Carrizo Oil & Gas, Inc. * (a)	708	20,546
Comstock Resources, Inc. *	1,109	34,446
Delta Petroleum Corp. * (a)	1,271	29,436
Denbury Resources, Inc. *	2,792	77,590
Dorchester Minerals LP *	812	17,888
Encore Aquisition Company *	1,315	32,257
Energy Partners, Ltd. * (a)	918	22,418
EnergySouth, Inc. (a)	561	22,496
Enterprise Products Partners LP (a)	9,895	286,757
Exploration Company * (a)	2,060	27,480
Forest Oil Corp. *	1,531	50,033
Frontier Oil Corp.	2,790	80,185
Giant Industries, Inc. *	393	29,455
Helix Energy Solutions Group, Inc. *	2,258	70,834

The accompanying notes are an integral part of the financial statements.

136

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Domestic Oil (continued)
Holly Corp.	1,654	$85,016
Houston Exploration Company *	707	36,609
Mariner Energy, Inc. * (a)	1,239	24,284
McMoran Exploration Company *	808	11,490
Meridian Resource Corp. *	2,912	8,998
Noble Energy, Inc.	3,714	182,246
Oil States International, Inc. *	1,281	41,287
Omni Energy Services Corp. * (a)	2,180	21,342
Range Resources Corp.	3,097	85,044
St. Mary Land & Exploration Company	1,481	54,560
Stone Energy Corp. * (a)	684	24,179
Sunoco Logistics Partners LP * (a)	671	33,926
Syntroleum Corp. * (a)	1,526	5,280
Warren Resources, Inc. * (a)	1,268	14,861
Whiting Petroleum Corp. *	793	36,954
Williams Clayton Energy, Inc. *	424	15,395

		1,600,810
Drugs & Health Care - 0.65%
Abiomed, Inc. * (a)	930	13,113
Adams Respiratory Therapeutics, Inc. * (a)	867	35,382
Alliance Imaging, Inc. *	1,477	9,822
Alpharma Inc., Class A	1,421	34,246
Antigenics, Inc. * (a)	1,843	3,373
Ariad Pharmaceuticals, Inc. * (a)	1,883	9,679
Arrow International, Inc.	1,207	42,704
Bioenvision, Inc. * (a)	1,347	6,250
Biomarin Pharmaceutical, Inc. *	2,243	36,763
Candela Corp. *	992	12,271
Cell Genesys, Inc. * (a)	1,799	6,099
Conmed Corp. *	870	20,114
Conor Medsystems, Inc. *	1,056	33,084
CV Therapeutics, Inc. * (a)	1,116	15,579
Datascope Corp.	482	17,564
Dendreon Corp. * (a)	2,079	8,669
Depome, Inc. * (a)	1,720	5,934
Diversa Corp. * (a)	2,014	21,912
DOV Pharmaceutical, Inc. * (a)	763	206
Durect Corp. * (a)	1,721	7,641
Emisphere Technologies, Inc. * (a)	1,991	10,532
Gentiva Health Services, Inc. *	727	13,857
Healthextras, Inc. *	1,065	25,666
I-Flow Corp. *	803	12,005
Illumina, Inc. *	1,196	47,015
ImClone Systems, Inc. * (a)	2,109	56,437
Immucor, Inc. *	1,816	53,082
Immunogen, Inc. * (a)	1,666	8,447
Invacare Corp.	805	19,763
K-V Pharmaceutical Company, Class A * (a)	1,419	33,744
Landauer, Inc.	275	14,429
Luminex Corp. *	1,245	15,811
Mannatech, Inc. (a)	860	12,668

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Drugs & Health Care (continued)
Matria Healthcare, Inc. * (a)	525	$15,083
Maxygen, Inc. * (a)	1,485	15,993
Medical Action, Inc. * (a)	548	17,668
Mentor Corp. (a)	1,098	53,659
Meridian Bioscience, Inc. (a)	834	20,458
Molina Healthcare, Inc. * (a)	762	24,773
NeoPharm, Inc. * (a)	951	1,588
Neurogen Corp. *	1,590	9,461
New River Pharmaceuticals, Inc. * (a)	1,044	57,117
Northfield Laboratories, Inc. * (a)	894	3,639
Option Care, Inc. (a)	947	13,495
OraSure Technologies, Inc. *	1,438	11,878
Pain Therapeutics, Inc. * (a)	1,768	15,735
Parexel International Corp. *	772	22,365
Perrigo Company	2,671	46,208
Quidel Corp. *	1,121	15,268
Res-Care, Inc. *	840	15,246
Savient Pharmaceuticals, Inc. * (a)	3,914	43,876
Vital Signs, Inc.	384	19,169
West Pharmaceutical Services, Inc.	854	43,750
Wyeth	32,849	1,672,671
Xenoport, Inc. *	765	18,781
Zymogenetics, Inc. * (a)	1,766	27,497

		2,849,239
Educational Services - 0.05%
eCollege.com * (a)	789	12,348
Educate, Inc. * (a)	1,309	9,320
INVESTools, Inc. *	1,453	20,037
Laureate Education, Inc. *	1,212	58,940
Leapfrog Enterprises, Inc., Class A *	1,793	16,998
Learning Tree International, Inc. *	895	7,956
Lincoln Educational Services Corp. *	721	9,726
Princeton Review, Inc. * (a)	1,716	9,060
Renaissance Learning, Inc. (a)	946	16,773
Strayer Education, Inc.	381	40,405
Universal Technical Institute, Inc. * (a)	795	17,657

		219,220
Electrical Equipment - 0.56%
A.O. Smith Corp.	801	30,086
Aaon, Inc.	591	15,531
American Power Conversion Corp.	4,814	147,260
American Science & Engineering, Inc. * (a)	252	14,997
AMETEK, Inc.	2,475	78,804
Anaren, Inc. *	842	14,954
Anixter International, Inc. *	942	51,151
Audiovox Corp., Class A * (a)	849	11,962
Baldor Electric Company (a)	955	31,916
Capstone Turbine Corp. * (a)	2,882	3,545
Cohu, Inc.	665	13,406
Cooper Industries, Ltd., Class A	3,470	313,792
DTS, Inc. *	607	14,683

The accompanying notes are an integral part of the financial statements.

137

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Equipment (continued)
Emerson Electric Company	20,000	$881,800
Encore Wire Corp. * (a)	753	16,574
Excel Technology, Inc. *	468	11,976
FLIR Systems, Inc. * (a)	1,767	56,244
Genlyte Group, Inc. *	699	54,599
Greatbatch, Inc. * (a)	694	18,682
Hubbell, Inc., Class B	1,425	64,424
Lamson & Sessions Company * (a)	308	7,472
Littelfuse, Inc. *	699	22,284
Methode Electronics, Inc., Class A	1,162	12,584
Molex, Inc.	4,539	143,569
Plug Power, Inc. * (a)	2,569	9,993
Powell Industries, Inc. *	513	16,195
Power-One, Inc. * (a)	2,772	20,180
Preformed Line Products Company (a)	270	9,518
Symbol Technologies, Inc.	6,175	92,255
Tektronix, Inc.	2,165	63,153
Universal Electronics, Inc. *	677	14,231
Varian, Inc. *	859	38,475
Vicor Corp.	1,292	14,354
W.H. Brady Company, Class A	1,272	47,420
Watsco, Inc. (a)	617	29,098
Wesco International, Inc. *	1,191	70,043

		2,457,210
Electrical Utilities - 2.27%
Allegheny Energy, Inc. *	4,022	184,650
Allete, Inc.	815	37,930
Alliant Corp.	2,815	106,323
Ameren Corp.	4,675	251,188
American Electric Power Company, Inc.	9,362	398,634
Avista Corp.	1,458	36,902
Black Hills Corp. (a)	882	32,581
CenterPoint Energy, Inc. (a)	7,660	127,003
Central Vermont Public Service Corp.	732	17,239
CH Energy Group, Inc. (a)	423	22,334
Cleco Corp.	1,458	36,785
CMS Energy Corp. *	5,494	91,750
Connecticut Water Service, Inc.	607	13,809
Consolidated Edison, Inc. (a)	5,773	277,508
Constellation Energy Group, Inc.	4,392	302,477
Dominion Resources, Inc.	8,356	700,567
DPL, Inc. (a)	3,174	88,174
DTE Energy Company	4,046	195,867
Duquesne Light Holdings, Inc. (a)	2,209	43,849
Dynegy, Inc., Class A *	14,082	101,954
Edison International	8,040	365,659
El Paso Electric Company *	1,338	32,607
Empire District Electric Company	782	19,308
Entergy Corp.	5,008	462,339
Exelon Corp.	16,496	1,020,937
FirstEnergy Corp.	8,021	483,666

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electrical Utilities (continued)
Florida Public Utilities Company	757	$10,030
FPL Group, Inc.	9,653	525,316
Great Plains Energy, Inc.	1,901	60,452
Green Mountain Power Corp.	415	14,064
Hawaiian Electric Industries, Inc. (a)	1,938	52,617
IDACORP, Inc.	1,116	43,133
ITC Holdings Corp.	690	27,531
MGE Energy, Inc. (a)	591	21,619
Mirant Corp. *	5,974	188,599
Northeast Utilities	3,421	96,335
NorthWestern Corp.	725	25,650
NSTAR	2,561	87,996
OGE Energy Corp.	2,318	92,720
Otter Tail Corp.	635	19,787
Pepco Holdings, Inc.	4,640	120,686
PG&E Corp.	9,111	431,224
Pike Electric Corp. * (a)	804	13,129
Pinnacle West Capital Corp.	2,287	115,928
PNM Resources, Inc. (a)	1,663	51,719
PPL Corp.	9,351	335,140
Public Service Enterprise Group, Inc.	5,832	387,128
Puget Energy, Inc.	2,577	65,353
Quanta Services, Inc. * (a)	3,118	61,331
Reliant Energy, Inc. * (a)	7,685	109,204
Sierra Pacific Resources *	3,196	53,789
TECO Energy, Inc.	5,139	88,545
The AES Corp. *	16,182	356,651
The Southern Company	18,109	667,498
UIL Holding Corp.	631	26,622
Unisource Energy Corp.	934	34,119
Unitil Corp.	538	13,638
Westar Energy, Inc. (a)	2,349	60,980
Wisconsin Energy Corp.	2,711	128,664
WPS Resources Corp. (a)	922	49,816

		9,889,053
Electronics - 0.84%
Adaptec, Inc. *	3,587	16,715
Agere Systems, Inc. *	4,734	90,751
Agilent Technologies, Inc. *	10,065	350,765
Amphenol Corp., Class A	2,129	132,168
Anadigics, Inc. * (a)	2,725	24,143
Analogic Corp.	383	21,502
Ansoft Corp. *	844	23,463
Arrow Electronics, Inc. *	2,693	84,964
Avnet, Inc. *	3,424	87,415
AVX Corp. (a)	4,492	66,437
Bel Fuse, Inc., Class B (a)	429	14,925
Belden CDT, Inc.	1,323	51,716
Bookham, Inc * (a)	4,910	19,984
Checkpoint Systems, Inc. *	1,006	20,321
CTS Corp. (a)	1,207	18,950

The accompanying notes are an integral part of the financial statements.

138

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Electronics (continued)
Cubic Corp.	854	$18,532
Daktronics, Inc. (a)	1,220	44,957
Dolby Laboratories, Inc. *	2,801	86,887
DRS Technologies, Inc.	964	50,784
Electro Scientific Industries, Inc. *	818	16,475
Enersys * (a)	1,390	22,240
FEI Company * (a)	999	26,344
Franklin Electric, Inc. (a)	650	33,403
Garmin, Ltd. (a)	5,308	295,443
Harman International Industries, Inc.	1,625	162,354
Hutchinson Technology, Inc. *	742	17,489
II-VI, Inc. *	896	25,034
Imation Corp. (a)	824	38,258
Integrated Silicon Solution, Inc. *	1,390	7,992
Itron, Inc. * (a)	598	31,000
Jabil Circuit, Inc.	4,984	122,357
Keithley Instruments, Inc.	772	10,152
Kemet Corp. * (a)	2,834	20,688
L-3 Communications Holdings, Inc.	2,885	235,935
LoJack Corp. *	589	10,060
Measurement Specialties, Inc. *	461	9,976
Medis Technologies, Ltd. * (a)	909	15,844
Mentor Graphics Corp. *	2,276	41,036
Mercury Computer Systems, Inc. *	614	8,203
Multi-Fineline Electronix, Inc. * (a)	663	13,452
OSI Systems, Inc. * (a)	637	13,332
Park Electrochemical Corp.	615	15,775
Photon Dynamics, Inc. *	571	6,675
Portalplayer, Inc. *	664	8,931
Rogers Corp. * (a)	504	29,812
Sanmina-SCI Corp. *	13,608	46,948
SiRF Technology Holdings, Inc. * (a)	1,226	31,288
Solectron Corp. *	24,787	79,814
Supertex, Inc. * (a)	369	14,483
Sycamore Networks, Inc. *	7,941	29,858
Synopsys, Inc. *	3,672	98,153
Taser International, Inc. * (a)	1,866	14,200
Technitrol, Inc.	1,290	30,818
Teleflex, Inc.	965	62,300
Thermo Electron Corp. *	9,630	436,143
Thomas & Betts Corp. *	1,506	71,204
Trimble Navigation, Ltd. *	1,392	70,616
TTM Technologies, Inc. *	1,441	16,327
Universal Display Corp. * (a)	1,117	16,766
Vishay Intertechnology, Inc. *	4,599	62,270
X-Rite, Inc. (a)	956	11,759
Zebra Technologies Corp., Class A *	1,763	61,335
Zoran Corp. *	1,244	18,138

		3,636,059
Energy - 0.89%
Alon USA Energy, Inc. (a)	1,141	30,020

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Energy (continued)
Aventine Renewable Energy Holdings Inc *	1,913	$45,070
Calumet Specialty Products Partners LP * (a)	1,030	41,241
Covanta Holding Corp. *	3,717	81,923
Duke Energy Corp.	30,277	1,005,499
Energen Corp.	1,776	83,365
Energy Conversion Devices, Inc. * (a)	800	27,184
Energy East Corp.	3,541	87,817
Evergreen Energy, Inc. * (a)	1,856	18,356
Evergreen Solar, Inc. * (a)	1,785	13,513
Fuelcell Energy, Inc. * (a)	1,584	10,233
Hanover Compressor Company * (a)	2,532	47,830
Headwaters, Inc. * (a)	1,073	25,709
McDermott International, Inc. *	2,578	131,117
MDU Resources Group, Inc.	4,321	110,790
New Jersey Resources Corp.	616	29,925
NRG Energy, Inc. * (a)	2,950	165,230
Ormat Technologies, Inc. (a)	953	35,090
Pacific Ethanol, Inc. * (a)	1,002	15,421
Progress Energy, Inc.	6,022	295,560
Rosetta Resources, Inc. * (a)	1,145	21,377
SCANA Corp.	2,570	104,393
Sempra Energy	5,791	324,528
Southwestern Energy Company *	3,886	136,204
SunPower Corp., Class A. * (a)	1,526	56,721
TXU Corp.	11,797	639,515
U.S. Energy Systems, Inc. * (a)	5,631	29,056
VeraSun Energy Corp. * (a)	1,980	39,105
Xcel Energy, Inc.	10,021	231,084

		3,882,876
Financial Services - 8.69%
A.G. Edwards, Inc.	1,848	116,960
Accredited Home Lenders Holding Company * (a)	744	20,296
Advance America Cash Advance Centers, Inc.	2,342	34,310
Advanta Corp., Class A	895	35,630
Affiliated Managers Group, Inc. * (a)	775	81,476
AllianceBernstein Holding LP * (a)	2,002	160,961
AmeriCredit Corp. * (a)	3,499	88,070
Ameriprise Financial, Inc.	6,144	334,848
Asset Acceptance Capital Corp. *	1,057	17,779
Asta Funding, Inc. (a)	416	12,663
Bankrate, Inc. * (a)	447	16,964
Bear Stearns Companies, Inc.	2,698	439,180
Blackrock, Inc., Class A	2,112	320,813
Calamos Asset Management, Inc. (a)	685	18,379
Capital One Financial Corp.	10,503	806,840
Capitalsource, Inc. (a)	3,663	100,037
Charles Schwab Corp.	32,142	621,626
CharterMac (a)	1,503	32,269
Cheviot Financial Corp. (a)	1,090	14,410
Chicago Merchantile Exchange Holdings, Inc.	847	431,758
CIT Group, Inc.	5,223	291,287

The accompanying notes are an integral part of the financial statements.

139

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
Citigroup, Inc.	121,425	$6,763,372
City Holding Company	455	18,605
Cohen & Steers, Inc. (a)	1,061	42,620
Countrywide Financial Corp.	14,643	621,595
Cross Timbers Royalty Trust (a)	315	15,942
Delphi Financial Group, Inc.	1,258	50,899
Dollar Financial Corp. *	1,469	40,926
E*TRADE Financial Corp. *	9,216	206,623
Eaton Vance Corp.	3,310	109,263
Encore Capital Group, Inc. * (a)	707	8,908
EuroBancshares, Inc. * (a)	747	6,641
Federal Home Loan Mortgage Corp.	16,952	1,151,041
Federal National Mortgage Association	23,795	1,413,185
Federated Investors, Inc., Class B	2,639	89,145
Fidelity National Financial, Inc., Class A	8,156	194,765
Fidelity National Information Services, Inc.	4,891	196,080
Financial Federal Corp. (a)	678	19,940
Fiserv, Inc. *	4,677	245,168
Franklin Resources, Inc.	6,243	687,791
Fremont General Corp. (a)	1,997	32,371
Friedman, Billings, Ramsey Group, Inc. (a)	3,899	31,192
Fulton Financial Corp. (a)	4,310	71,977
GFI Group, Inc. * (a)	729	45,388
Goldman Sachs Group, Inc.	10,736	2,140,222
Great Lakes Bancorp Inc * (a)	830	11,653
Heartland Payment Systems, Inc. (a)	876	24,747
Hugoton Royalty Trust, SBI (a)	1,533	37,712
IndyMac Bancorp, Inc. (a)	1,474	66,566
Interactive Data Corp. *	2,433	58,489
IntercontinentalExchange, Inc. *	1,375	148,363
International Securities Exchange
Holdings, Inc.	1,047	48,989
Investment Technology Group, Inc. *	1,119	47,983
Investors Financial Services Corp. (a)	1,663	70,960
Irwin Financial Corp. (a)	862	19,507
Janus Capital Group, Inc.	5,696	122,977
Jefferies Group, Inc.	2,936	78,744
JPMorgan Chase & Company	85,704	4,139,503
Kearny Financial Corp. (a)	1,743	27,993
Knight Capital Group, Inc. *	3,074	58,929
LaBranche & Company, Inc. * (a)	1,966	19,326
Lazard, Ltd., Class A	897	42,464
Legg Mason, Inc.	2,716	258,156
Lehman Brothers Holdings, Inc.	13,592	1,061,807
Leucadia National Corp. (a)	4,238	119,512
MarketAxess Holdings, Inc. * (a)	915	12,417
Mellon Financial Corp.	9,982	420,741
Merrill Lynch & Company, Inc.	22,044	2,052,296
MoneyGram International, Inc.	2,216	69,494
Morgan Stanley	26,743	2,177,682
Nasdaq Stock Market, Inc. * (a)	2,771	85,319
National Financial Partners Corp.	949	41,728

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Financial Services (continued)
NBT Bancorp, Inc.	870	$22,194
Nelnet, Inc., Class A * (a)	1,406	38,468
Nuveen Investments, Inc., Class A (a)	1,822	94,525
Nymex Holdings, Inc. * (a)	1,547	191,843
NYSE Group, Inc. * (a)	3,835	372,762
Ocwen Financial Corp. * (a)	2,238	35,495
optionsXpress Holdings, Inc.	1,712	38,845
Piper Jaffray Companies, Inc. *	629	40,979
PNC Financial Services Group, Inc.	6,957	515,096
Portfolio Recovery Associates, Inc. * (a)	444	20,730
Raymond James Financial, Inc.	2,799	84,838
Sanders Morris Harris Group, Inc.	702	8,965
SEI Investments Company	2,493	148,483
SLM Corp.	10,242	499,502
State Street Corp. (c)	7,949	536,081
Stifel Financial Corp. * (a)	437	17,144
Student Loan Corp.	492	101,992
SWS Group, Inc.	721	25,740
Synovus Financial Corp.	7,144	220,250
T. Rowe Price Group, Inc.	6,348	277,852
TD Ameritrade Holding Corp. * (a)	13,217	213,851
The First Marblehead Corp. (a)	2,550	139,357
UMB Financial Corp.	996	36,364
United Community Financial Corp.	1,175	14,382
United Panam Financial Corp. *	491	6,756
Waddell & Reed Financial, Inc., Class A	2,242	61,341
Washington Mutual, Inc.	23,815	1,083,344
Wells Fargo & Company	81,868	2,911,226
Wesco Financial Corp.	157	72,220
Western Union Company	18,732	419,971
World Acceptance Corp. *	547	25,682
WSFS Financial Corp.	201	13,453

		37,814,003
Food & Beverages - 2.89%
ARAMARK Corp., Class B	4,357	145,742
Campbell Soup Company	10,031	390,106
Chiquita Brands International, Inc. (a)	1,165	18,605
Coca-Cola Bottling Company (a)	298	20,392
Coca-Cola Enterprises, Inc.	11,474	234,299
ConAgra Foods, Inc.	12,754	344,358
Constellation Brands, Inc., Class A *	5,252	152,413
Corn Products International, Inc.	1,896	65,488
Dean Foods Company *	3,645	154,111
Del Monte Foods Company	5,086	56,098
Farmer Brothers Company (a)	578	12,340
Flowers Foods, Inc.	1,624	43,832
General Mills, Inc.	8,643	497,837
Gold Kist, Inc. *	1,435	30,164
H.J. Heinz Company	8,378	377,094
Hain Celestial Group, Inc. *	1,053	32,864
Hansen Natural Corp. * (a)	2,316	78,003

The accompanying notes are an integral part of the financial statements.

140

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Food & Beverages (continued)
Hershey Company	6,007	$299,149
Hormel Foods Corp.	3,352	125,164
J & J Snack Foods Corp.	546	22,604
Kellogg Company	9,808	490,988
Kraft Foods, Inc., Class A (a)	40,617	1,450,027
Lance, Inc.	948	19,036
M & F Worldwide Corp. *	863	21,799
McCormick & Company, Inc.	3,265	125,898
National Beverage Corp. * (a)	1,469	20,610
Nuco2, Inc. * (a)	480	11,803
Pepsi Bottling Group, Inc.	5,801	179,309
PepsiAmericas, Inc.	3,340	70,073
PepsiCo, Inc.	40,812	2,552,791
Performance Food Group Company *	1,050	29,022
Pilgrim's Pride Corp. (a)	1,663	48,942
Premium Standard Farms, Inc.	861	15,989
Ralcorp Holdings, Inc. *	786	39,999
Sanderson Farms, Inc. (a)	587	17,780
Sara Lee Corp.	19,297	328,628
Seabord Corp.	32	56,480
Smithfield Foods, Inc. *	2,709	69,513
Sysco Corp.	15,268	561,252
The Coca-Cola Company	57,879	2,792,662
The J.M. Smucker Company	1,427	69,167
Tootsie Roll Industries, Inc. (a)	1,485	48,559
TreeHouse Foods, Inc. *	638	19,906
Tyson Foods, Inc., Class A	8,690	142,950
William Wrigley Jr. Company	5,406	279,598

		12,563,444
Forest Products - 0.12%
Caraustar Industries, Inc. *	1,066	8,624
Deltic Timber Corp.	400	22,312
Rayonier, Inc.	1,668	68,472
Weyerhaeuser Company	5,742	405,672

		505,080
Funeral Services - 0.02%
Service Corp. International (a)	8,141	83,446
Stewart Enterprises, Inc., Class A	3,105	19,406

		102,852
Furniture & Fixtures - 0.06%
American Woodmark Corp. (a)	495	20,716
Ethan Allen Interiors, Inc. (a)	857	30,946
Furniture Brands International, Inc. (a)	1,404	22,787
Kimball International, Inc., Class B (a)	1,456	35,381
La-Z-Boy, Inc. (a)	1,567	18,600
Leggett & Platt, Inc.	4,643	110,968
Sealy Corp.	1,591	23,467
Stanley Furniture Company, Inc. (a)	522	11,197

		274,062
Gas & Pipeline Utilities - 0.85%
AGL Resources, Inc.	1,802	70,116

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas & Pipeline Utilities (continued)
American States Water Company (a)	484	$18,692
Aquila, Inc. *	7,387	34,719
Atlas Pipeline Partners, LP (a)	480	23,040
Atmos Energy Corp.	1,832	58,459
Aurora Oil & Gas Corp. *	4,704	15,100
Boardwalk Pipeline Partners LP (a)	2,177	67,095
California Water Service Group (a)	522	21,089
Chesapeake Utilities Corp.	516	15,815
Copano Energy LLC	799	47,660
Crosstex Energy LP * (a)	2,300	91,655
Crosstex Energy, Inc. (a)	1,140	36,127
DCP Midstream Partners LP * (a)	1,237	42,738
Delta Natural Gas Company, Inc.	504	12,640
Dresser-Rand Group, Inc. *	1,943	47,545
El Paso Corp.	16,067	245,504
Enbridge Energy Management LLC * (a)	334	16,199
Energy Transfer Partners (a)	1,831	99,057
Equitable Resources, Inc.	2,938	122,661
Ferrellgas Partners LP *	1,994	42,632
Global Industries, Ltd. *	3,120	40,685
Holly Energy Partners, LP * (a)	942	37,916
Inergy LP *	1,364	40,661
KeySpan Corp.	3,772	155,331
Kinder Morgan Energy Partners (a)	2,295	109,931
Kinder Morgan Management LLC *	1,633	74,595
Kinder Morgan, Inc.	3,157	333,853
Magellan Midstream Partners LP (a)	1,578	60,911
Markwest Energy Partners LP *	257	15,330
Middlesex Water Company	799	14,965
National Fuel Gas Company (a)	1,905	73,419
Nicor, Inc. (a)	931	43,571
NiSource, Inc.	6,535	157,494
Northwest Natural Gas Company	639	27,119
ONEOK, Inc.	2,378	102,539
Peoples Energy Corp.	813	36,235
Piedmont Natural Gas, Inc. (a)	1,864	49,862
Questar Corp.	2,097	174,156
Regency Energy Partners LP *	1,608	43,657
Semco Energy, Inc. *	1,848	11,273
South Jersey Industries, Inc.	598	19,979
Southern Union Company	2,743	76,667
Southwest Gas Corp.	973	37,334
Southwest Water Company (a)	1,080	14,861
Star Gas Partners * (a)	7,771	27,354
TC Pipelines LP * (a)	496	17,856
The Laclede Group, Inc.	565	19,792
UGI Corp.	2,614	71,310
Ultra Petroleum Corp. *	3,787	180,829
Valero LP *	624	34,800
Vectren Corp.	1,864	52,714
WGL Holdings, Inc.	1,114	36,294
Williams Companies, Inc.	14,248	372,158

The accompanying notes are an integral part of the financial statements.

141

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Gas & Pipeline Utilities (continued)
Williams Partners LP	552	$21,362

		3,715,356
Gold - 0.02%
Meridian Gold, Inc. *	2,335	64,890

Healthcare Products - 2.84%
Adeza Biomedical Corp. *	684	10,198
Advanced Medical Optics, Inc. * (a)	1,677	59,030
Align Technology, Inc. * (a)	1,949	27,228
American Medical Systems Holdings, Inc. * (a)	1,828	33,855
Angiodynamics, Inc. *	453	9,735
Arthrocare Corp. * (a)	657	26,227
Aspect Medical Systems, Inc. * (a)	628	11,813
Bausch & Lomb, Inc. (a)	1,275	66,376
Baxter International, Inc.	15,188	704,571
Beckman Coulter, Inc. (a)	1,499	89,640
Becton, Dickinson & Company	6,087	427,003
Biomet, Inc.	6,021	248,487
Biosite, Inc. * (a)	450	21,982
Boston Scientific Corp. *	33,909	582,557
Bruker BioSciences Corp. *	3,261	24,490
C.R. Bard, Inc.	2,479	205,683
Caliper Life Sciences, Inc. *	1,496	8,557
Cantel Medical Corp. * (a)	473	7,658
Cerus Corp. * (a)	698	4,090
Computer Programs & Systems, Inc.	340	11,557
Conceptus, Inc. * (a)	895	19,055
Cyberonics, Inc. * (a)	684	14,118
Cytyc Corp. *	2,844	80,485
Dade Behring Holdings, Inc.	2,160	85,990
DENTSPLY International, Inc.	3,612	107,818
DJO, Inc. *	646	27,662
Edwards Lifesciences Corp. *	1,478	69,525
Foxhollow Technologies, Inc. *	656	14,156
Gen-Probe, Inc. *	1,264	66,196
Haemonetics Corp. *	657	29,578
Health Tronics, Inc. *	1,039	6,920
Henry Schein, Inc. *	2,033	99,576
Hillenbrand Industries, Inc.	1,392	79,247
Hologic, Inc. *	1,177	55,649
ICU Medical, Inc. * (a)	412	16,760
IDEXX Laboratories, Inc. *	815	64,629
Intralase Corp. *	844	18,889
Intuitive Surgical, Inc. * (a)	889	85,255
Inverness Medical Innovations, Inc. *	645	24,961
Johnson & Johnson	70,979	4,686,034
Kensey Nash Corp. * (a)	407	12,943
Kinetic Concepts, Inc. *	1,748	69,133
Kyphon, Inc. *	1,104	44,602
LCA-Vision, Inc. (a)	563	19,345
LifeCell Corp. * (a)	891	21,509
Mannkind Corp. * (a)	1,241	20,464

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Products (continued)
Medtronic, Inc.	28,821	$1,542,212
Merit Medical Systems, Inc. *	854	13,527
Molecular Devices Corp. *	603	12,705
Nuvasive, Inc. * (a)	852	19,681
Owens & Minor, Inc.	1,027	32,114
Patterson Companies, Inc. *	3,385	120,201
Polymedica Corp. (a)	695	28,085
PSS World Medical, Inc. *	1,799	35,134
ResMed, Inc. * (a)	1,757	86,480
Respironics, Inc. *	1,770	66,817
Rotech Healthcare, Inc. * (a)	584	1,314
Sirona Dental Systems, Inc. * (a)	1,576	60,692
Somanetics Corp. * (a)	264	6,027
SonoSite, Inc. * (a)	480	14,846
Spectranetics Corp. * (a)	666	7,519
St. Jude Medical, Inc. *	8,991	328,711
Stereotaxis, Inc. * (a)	1,385	14,293
STERIS Corp.	1,720	43,292
Stryker Corp.	9,883	544,652
SurModics, Inc. * (a)	482	15,000
Symmetry Medical, Inc. * (a)	961	13,291
The Cooper Companies, Inc. (a)	1,099	48,905
The Medicines Company * (a)	1,368	43,393
Thoratec Corp. * (a)	1,408	24,753
USANA Health Sciences, Inc. * (a)	525	27,122
Varian Medical Systems, Inc. *	3,215	152,938
Ventana Medical Systems, Inc. *	955	41,094
Viasys Healthcare, Inc. *	885	24,621
Visicu, Inc. *	999	11,189
Wright Medical Group, Inc. * (a)	1,018	23,699
Young Innovations, Inc.	334	11,122
Zimmer Holdings, Inc. *	6,064	475,296
Zoll Medical Corp. *	402	23,412

		12,335,373
Healthcare Services - 1.90%
Amedisys, Inc. * (a)	547	17,969
AMERIGROUP Corp. * (a)	1,295	46,478
AMN Healthcare Services, Inc. *	870	23,960
Apria Healthcare Group, Inc. *	1,257	33,499
Barrier Therapeutics, Inc. * (a)	1,030	7,766
Brookdale Senior Living, Inc. (a)	2,090	100,320
Capital Senior Living Corp. *	1,435	15,268
Cardinal Health, Inc.	10,523	677,997
Caremark Rx, Inc.	11,103	634,092
Cerner Corp. * (a)	1,812	82,446
CorVel Corp. *	645	30,683
Covance, Inc. *	1,539	90,662
Coventry Health Care, Inc. *	3,977	199,049
Cross Country Healthcare, Inc. *	934	20,380
DaVita, Inc. *	2,460	139,925
Emdeon Corp. * (a)	5,031	62,334

The accompanying notes are an integral part of the financial statements.

142

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Healthcare Services (continued)
Emeritus Corp. * (a)	1,784	$44,332
Enzo Biochem, Inc. * (a)	1,022	14,584
Express Scripts, Inc. *	3,586	256,758
Genesis HealthCare Corp. *	528	24,937
Health Net, Inc. *	2,798	136,151
HEALTHSOUTH Corp. * (a)	1,800	40,770
Healthways, Inc. * (a)	888	42,366
Horizon Health Corp. *	400	7,828
Humana, Inc. *	3,965	219,304
IMS Health, Inc.	5,664	155,647
Kindred Healthcare, Inc. *	986	24,896
Laboratory Corp. of America Holdings *	3,204	235,398
Lincare Holdings, Inc. *	2,444	97,369
Magellan Health Services, Inc. * (a)	749	32,372
McKesson Corp.	7,269	368,538
Medco Health Solutions, Inc. *	7,581	405,129
Medical Staffing Network Holdings, Inc. * (a)	1,573	9,233
National Healthcare Corp. (a)	373	20,590
Nitromed, Inc. * (a)	804	1,970
Odyssey Healthcare, Inc. *	1,115	14,785
Omnicare, Inc.	2,628	101,520
Palomar Medical Technologies, Inc. * (a)	528	26,754
Pediatrix Medical Group, Inc. *	1,140	55,746
Per-Se Technologies, Inc. * (a)	1,127	31,308
Phase Forward, Inc. *	1,337	20,028
Quest Diagnostics, Inc.	4,901	259,753
Radiation Therapy Services, Inc. * (a)	650	20,488
Sierra Health Services, Inc. *	1,410	50,816
Symbion, Inc. *	656	12,143
The Advisory Board Company *	478	25,592
United Surgical Partners International, Inc. * (a)	1,176	33,340
UnitedHealth Group, Inc.	33,526	1,801,352
US Physical Therapy, Inc. *	557	6,823
WebMD Health Corp. * (a)	1,434	57,389
Weight Watchers International, Inc.	2,510	131,850
Wellcare Health Plans, Inc. *	1,050	72,345
Wellpoint, Inc. *	15,591	1,226,856

		8,269,888
Holdings Companies/Conglomerates - 3.36%
Berkshire Hathaway, Inc., Class A *	38	4,179,620
Florida East Coast, Inc. (a)	910	54,236
General Electric Company	254,170	9,457,666
Loews Corp.	13,974	579,502
PICO Holdings, Inc. *	455	15,820
Textron, Inc.	3,208	300,814
United Industrial Corp. (a)	371	18,828

		14,606,486
Homebuilders - 0.35%
AMREP Corp. * (a)	373	45,692
Beazer Homes USA, Inc.	1,015	47,715
Centex Corp.	3,118	175,450

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Homebuilders (continued)
Champion Enterprises, Inc. *	2,044	$19,132
D.R. Horton, Inc.	7,640	202,384
Hovnanian Enterprises, Inc., Class A * (a)	1,487	50,409
KB Home	2,307	118,303
Lennar Corp., Class A	3,753	196,882
M.D.C. Holdings, Inc.	1,053	60,074
M/I Homes, Inc. (a)	342	13,061
Meritage Homes Corp. * (a)	654	31,209
NVR, Inc. *	152	98,040
Orleans Homebuilders, Inc. (a)	567	10,660
Palm Harbor Homes, Inc. * (a)	792	11,104
Pulte Homes, Inc.	6,300	208,656
Ryland Group, Inc. (a)	1,136	62,048
Standard Pacific Corp. (a)	1,638	43,882
Toll Brothers, Inc. *	3,783	121,926
Walter Industries, Inc.	981	26,536

		1,543,163
Hotels & Restaurants - 1.33%
AFC Enterprises, Inc. * (a)	877	15,497
Ameristar Casinos, Inc.	1,497	46,018
Applebee's International, Inc. (a)	2,049	50,549
Aztar Corp. *	927	50,447
BJ's Restaurants, Inc. * (a)	655	13,238
Bob Evans Farms, Inc.	1,095	37,471
Boyd Gaming Corp.	2,197	99,546
Brinker International, Inc.	3,098	93,421
Buffalo Wild Wings, Inc. * (a)	376	20,003
Burger King Holdings, Inc. * (a)	2,104	44,394
California Pizza Kitchen, Inc. *	575	19,153
CBRL Group, Inc.	1,149	51,429
CEC Entertainment, Inc. *	961	38,680
Chipotle Mexican Grill, Inc., Class A * (a)	781	44,517
Choice Hotels, Inc. (a)	1,681	70,770
CKE Restaurants, Inc. (a)	1,734	31,906
Cosi, Inc. * (a)	1,153	5,869
Darden Restaurants, Inc.	3,610	145,014
Denny's Corp. *	2,667	12,562
Domino's Pizza, Inc.	1,660	46,480
Hilton Hotels Corp.	9,447	329,700
IHOP Corp.	562	29,617
InnSuites Hospitality Trust (a)	12,374	15,468
Interstate Hotels & Resorts, Inc. *	2,180	16,263
Jack in the Box, Inc. *	962	58,720
Jamba, Inc. * (a)	4,330	43,603
Krispy Kreme Doughnuts, Inc. * (a)	1,866	20,713
Landry's Restaurants, Inc. (a)	634	19,077
Luby's Cafeterias, Inc. *	714	7,775
Marcus Corp.	987	25,247
Marriott International, Inc., Class A	10,522	502,110
McCormick & Schmick's Seafood
Restaurants, Inc. *	640	15,386
McDonald's Corp.	29,717	1,317,355

The accompanying notes are an integral part of the financial statements.

143

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Hotels & Restaurants (continued)
O'Charley's, Inc. *	674	$14,343
Orient Express Hotels, Ltd.	1,348	63,787
OSI Restaurant Partners, Inc.	1,741	68,247
P.F. Chang's China Bistro, Inc. * (a)	698	26,789
Panera Bread Company, Class A * (a)	785	43,889
Papa Johns International, Inc. * (a)	926	26,863
Peets Coffee & Tea, Inc. * (a)	450	11,808
RARE Hospitality International, Inc. *	960	31,613
Red Robin Gourmet Burgers, Inc. * (a)	450	16,132
Ruby Tuesday, Inc.	1,600	43,904
Ruth's Chris Steak House, Inc. * (a)	622	11,370
Sonic Corp. *	2,166	51,876
Starbucks Corp. *	18,965	671,740
Starwood Hotels & Resorts Worldwide, Inc.	5,339	333,688
Texas Roadhouse, Inc., Class A * (a)	1,964	26,043
The Cheesecake Factory, Inc. * (a)	1,939	47,699
The Steak & Shake Company * (a)	873	15,365
Tim Hortons, Inc.	797	23,081
Triarc Companies, Inc.	2,078	41,560
Wendy's International, Inc.	2,768	91,593
Wyndham Worldwide Corp. *	5,040	161,381
Wynn Resorts, Ltd. * (a)	2,500	234,625
Yum! Brands, Inc.	6,864	403,603

		5,798,997
Household Appliances - 0.11%
Bassett Furniture Industries, Inc. (a)	689	11,258
Black & Decker Corp.	1,923	153,782
Consolidated Tomoka Land Company (a)	172	12,453
Drew Industries, Inc. * (a)	610	15,866
Jacuzzi Brands, Inc. *	2,205	27,408
Lifetime Brands, Inc. (a)	569	9,349
National Presto Industries, Inc.	327	19,578
Technical Olympic USA, Inc. (a)	1,501	15,265
The Toro Company	1,004	46,817
Whirlpool Corp. (a)	1,811	150,349

		462,125
Household Products - 0.27%
Blyth, Inc.	1,103	22,887
Central Garden & Pet Company * (a)	527	25,517
Church & Dwight, Inc.	1,571	67,003
Energizer Holdings, Inc. * (a)	1,720	122,103
Fortune Brands, Inc.	3,522	300,744
iRobot Corp. * (a)	343	6,195
Jarden Corp. * (a)	1,301	45,262
Martha Stewart Living
Omnimedia, Inc., Class A * (a)	1,424	31,186
Newell Rubbermaid, Inc.	6,692	193,733
Select Comfort Corp. * (a)	1,437	24,989
Tempur-Pedic International, Inc. *	2,596	53,114
The Clorox Company	3,563	228,567
Tupperware Brands Corp.	1,546	34,955

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Household Products (continued)
TurboChef Technologies, Inc. * (a)	860	$14,637
WD-40 Company	574	20,015

		1,190,907
Housing & Urban Development - 0.00%
Cavco Industries, Inc. *	331	11,598

Industrial Machinery - 1.09%
Actuant Corp., Class A	705	33,593
AGCO Corp. *	2,136	66,088
Alamo Group, Inc.	529	12,410
Albany International Corp., Class A	832	27,381
Badger Meter, Inc. (a)	562	15,567
Briggs & Stratton Corp. (a)	1,284	34,604
Cameron International Corp. *	2,652	140,689
Cascade Corp.	355	18,779
Caterpillar, Inc.	16,012	982,016
Ceradyne, Inc. *	677	38,250
Circor International, Inc.	529	19,462
Cognex Corp. (a)	1,242	29,584
Cummins, Inc.	1,050	124,089
Deere & Company	5,805	551,881
Dionex Corp. *	573	32,495
Donaldson Company, Inc.	2,028	70,392
Dover Corp.	4,844	237,453
EnPro Industries, Inc. *	614	20,391
Flowserve Corp. *	1,387	70,002
FMC Technologies, Inc. *	1,668	102,799
Gardner Denver, Inc. *	1,136	42,384
Gehl Company *	385	10,599
Gorman Rupp Company	733	27,080
Graco, Inc.	1,685	66,760
Grant Prideco, Inc. *	3,197	127,145
H&E Equipment Services, Inc. *	710	17,587
IDEX Corp.	1,195	56,655
Ingersoll-Rand Company, Class A	7,935	310,497
ITT Corp.	4,424	251,372
Kadant, Inc. *	581	14,165
Kennametal, Inc.	911	53,612
Lincoln Electric Holdings, Inc.	997	60,239
Lindsay Manufacturing Company (a)	490	15,998
Lufkin Industries, Inc.	404	23,464
Metropolitan Pro Corp.	896	13,297
Middleby Corp. * (a)	248	25,958
NACCO Industries, Inc., Class A	218	29,779
NATCO Group, Inc. *	653	20,818
Pall Corp.	3,042	105,101
Parker-Hannifin Corp.	2,823	217,032
Presstek, Inc. * (a)	1,281	8,147
Quixote Corp.	477	9,383
Robbins & Myers, Inc.	483	22,179
Rofin Sinar Technologies, Inc. *	489	29,565
Rush Enterprises, Inc., Class B *	872	13,760

The accompanying notes are an integral part of the financial statements.

144

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Industrial Machinery (continued)
Sauer-Danfoss, Inc.	1,423	$45,892
Tecumseh Products Company, Class A * (a)	607	10,258
Tennant Company	610	17,690
Terex Corp. *	2,346	151,505
The Manitowoc Company, Inc.	1,434	85,223
Tredegar Industries, Inc.	1,136	25,685
Valmont Industries, Inc.	701	38,898
W.W. Grainger, Inc.	2,121	148,343
Watts Water Technologies, Inc., Class A (a)	901	37,040

		4,761,035
Industrials - 0.09%
Brookfield Homes Corp. (a)	724	27,186
Clean Harbors, Inc. *	490	23,721
Crane Company	1,506	55,180
Fastenal Company	3,733	133,940
GrafTech International, Ltd. *	2,934	20,303
Harsco Corp.	987	75,111
Intevac, Inc. *	890	23,096
Lawson Products, Inc.	327	15,006

		373,543
Insurance - 4.75%
21st Century Insurance Group (a)	2,521	44,496
ACE, Ltd.	7,052	427,140
Aetna, Inc.	13,077	564,665
Affirmative Insurance Holdings, Inc.	743	12,089
AFLAC, Inc.	12,396	570,216
Alfa Corp.	2,297	43,207
Alleghany Corp. * (a)	194	70,538
Allstate Corp.	16,293	1,060,837
Ambac Financial Group, Inc.	2,584	230,157
American Equity Investment Life Holding
Company (a)	1,163	15,154
American Financial Group, Inc.	2,876	103,259
American Independence Corp. * (a)	1,047	11,308
American International Group, Inc.	63,905	4,579,432
American National Insurance Company	652	74,400
American Physicians Capital, Inc. *	532	21,301
Aon Corp.	7,901	279,221
Arch Capital Group, Ltd. *	785	53,074
Argonaut Group, Inc. *	829	28,899
Arthur J. Gallagher & Company (a)	2,308	68,201
Aspen Insurance Holdings, Ltd. (a)	1,425	37,563
Assurant, Inc.	3,523	194,646
Assured Guaranty, Ltd.	1,717	45,672
Axis Capital Holdings, Ltd.	3,019	100,744
Baldwin & Lyons, Inc., Class B (a)	652	16,652
Bristol West Holdings, Inc.	981	15,529
Brown & Brown, Inc.	3,426	96,647
Chubb Corp.	9,752	515,978
CIGNA Corp.	2,606	342,871
Cincinnati Financial Corp.	4,258	192,930

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Citizens, Inc. Class A * (a)	2,076	$13,702
CNA Financial Corp. * (a)	6,508	262,403
CNA Surety Corp. *	1,332	28,638
Commerce Group, Inc.	1,732	51,527
Conseco, Inc. *	3,755	75,025
Crawford & Company, Class B	1,928	14,074
Direct General Corp.	778	16,058
Donegal Group, Inc., Class B	898	15,634
EMC Insurance Group, Inc. (a)	958	32,687
Endurance Specialty Holdings, Ltd.	1,145	41,884
Erie Indemnity Company., Class A	1,540	89,289
Everest Re Group, Ltd.	1,215	119,204
FBL Financial Group, Inc., Class A	895	34,977
First Acceptance Corp. * (a)	1,634	17,516
First American Corp.	2,330	94,784
FPIC Insurance Group, Inc. * (a)	376	14,653
Genworth Financial, Inc.	11,537	394,681
Great American Financial Resources, Inc.	1,461	33,676
Hanover Insurance Group, Inc.	1,423	69,442
Harleysville Group, Inc.	885	30,816
Hartford Financial Services Group, Inc.	7,411	691,520
HCC Insurance Holdings, Inc.	2,596	83,306
Hilb, Rogal and Hamilton Company (a)	909	38,287
Horace Mann Educators Corp.	1,166	23,553
Independence Holding Company (a)	736	16,067
Infinity Property & Casualty Corp.	550	26,614
IPC Holdings, Ltd.	1,141	35,884
James River Group, Inc. *	644	20,814
Kansas City Life Insurance Company (a)	330	16,526
KMG America Corp. *	1,222	11,719
LandAmerica Financial Group, Inc. (a)	458	28,904
Lincoln National Corp.	6,884	457,098
Markel Corp. *	254	121,945
Marsh & McLennan Companies, Inc.	12,925	396,281
Max Re Capital, Ltd.	1,084	26,905
MBIA, Inc.	3,350	244,751
Mercury General Corp.	1,384	72,978
MetLife, Inc.	18,107	1,068,494
MGIC Investment Corp.	2,336	146,093
Midland Company (a)	534	22,401
Montpelier Re Holdings, Ltd. (a)	1,980	36,848
National Interstate Corp.	724	17,593
National Western Life Insurance Company,
Class A *	85	19,562
Nationwide Financial Services, Inc., Class A	2,303	124,823
Navigators Group, Inc. *	389	18,742
Nymagic, Inc. (a)	595	21,777
Odyssey Re Holdings Corp.	1,688	62,962
Ohio Casualty Corp.	1,615	48,143
Old Republic International Corp.	5,632	131,113
OneBeacon Insurance Group, Ltd. *	1,602	44,856
PartnerRe, Ltd. (a)	1,064	75,576

The accompanying notes are an integral part of the financial statements.

145

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Insurance (continued)
Philadelphia Consolidated Holding Corp. *	1,743	$77,668
Phoenix Companies, Inc.	2,874	45,668
Platinum Underwriters Holdings, Ltd.	801	24,783
PMA Capital Corp., Class A *	1,524	14,051
PMI Group, Inc.	2,259	106,557
Presidential Life Corp.	1,029	22,587
Primus Guaranty, Ltd. * (a)	1,254	14,484
Principal Financial Group, Inc.	6,854	402,330
ProAssurance Corp. *	803	40,086
Progressive Corp.	19,604	474,809
Protective Life Corp.	1,617	76,808
Prudential Financial, Inc.	12,367	1,061,831
PXRE Group, Ltd. *	811	3,739
Radian Group, Inc.	2,104	113,427
Reinsurance Group of America, Inc.	1,534	85,444
RenaissanceRe Holdings, Ltd.	1,482	88,920
RLI Corp.	684	38,591
SAFECO Corp.	3,106	194,280
Safety Insurance Group, Inc. (a)	470	23,834
Scottish Re Group, Ltd. (a)	822	4,389
SeaBright Insurance Holdings, Inc. *	913	16,443
Selective Insurance Group, Inc.	734	42,051
St. Paul Travelers Companies, Inc.	17,119	919,119
Stancorp Financial Group, Inc.	1,376	61,989
State Auto Financial Corp.	1,111	38,585
Stewart Information Services Corp.	448	19,425
Torchmark Corp.	2,347	149,645
Tower Group, Inc.	782	24,297
Transatlantic Holdings, Inc. (a)	1,681	104,390
Triad Guaranty, Inc. *	426	23,375
U.S.I. Holdings Corp. *	1,456	22,364
United Fire & Casualty Company (a)	551	19,423
Unitrin, Inc.	1,777	89,045
Universal American Financial Corp. *	1,579	29,433
UnumProvident Corp. (a)	7,369	153,128
W.R. Berkley Corp.	4,734	163,370
White Mountains Insurance Group, Ltd.	272	157,605
XL Capital, Ltd., Class A (a)	3,724	268,202
Zenith National Insurance Corp. (a)	805	37,763

		20,673,569
International Oil - 4.58%
Anadarko Petroleum Corp.	11,504	500,654
APCO Argentina, Inc. (a)	289	25,360
ATP Oil & Gas Corp. *	785	31,062
Callon Petroleum Company *	684	10,281
Cheniere Energy, Inc. * (a)	1,378	39,783
Chevron Corp.	54,854	4,033,415
ConocoPhillips	40,954	2,946,640
Exxon Mobil Corp.	143,314	10,982,152
Hess Corp.	6,810	337,572
Murphy Oil Corp.	4,552	231,469

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
International Oil (continued)
Nabors Industries, Ltd. *	7,714	$229,723
Noble Corp.	3,207	244,213
Parker Drilling Company *	2,920	23,856
Weatherford International, Ltd. *	7,442	311,001

		19,947,181
Internet Content - 0.85%
Alloy, Inc. *	493	5,674
Audible, Inc. * (a)	667	5,289
Autobytel, Inc. * (a)	1,954	6,839
CMGI, Inc. * (a)	13,893	18,617
CNET Networks, Inc. * (a)	3,872	35,197
Digitas, Inc. *	2,453	32,895
Google, Inc., Class A *	7,346	3,382,686
Harris Interactive, Inc. *	2,599	13,099
InfoSpace, Inc. *	880	18,049
Internet Cap Group, Inc. *	1,364	13,995
Jupitermedia Corp. * (a)	974	7,714
Move, Inc. *	4,230	23,307
NetFlix, Inc. * (a)	1,442	37,290
Netratings, Inc. *	1,079	18,893
ProQuest Company *	776	8,109
RightNow Technologies, Inc. * (a)	964	16,600
Safeguard Scientifics, Inc. * (a)	5,814	14,070
Schawk, Inc., Class A (a)	701	13,698
The Knot, Inc. * (a)	650	17,056
Travelzoo, Inc. * (a)	472	14,136
WebSideStory, Inc. * (a)	601	7,609

		3,710,822
Internet Retail - 0.56%
1-800-Flowers.com, Inc. * (a)	2,472	15,227
Amazon.com, Inc. * (a)	10,114	399,098
Ariba, Inc. * (a)	2,215	17,144
Blue Nile, Inc. * (a)	513	18,925
Drugstore.com, Inc. * (a)	3,162	11,573
eBay, Inc. *	34,019	1,022,951
Expedia, Inc. *	8,965	188,086
IAC/InterActiveCorp. * (a)	7,165	266,251
Liberty Media Holding Corp.-Interactive A *	17,308	373,334
Nutri/System, Inc. *	881	55,847
Overstock.com, Inc. * (a)	572	9,038
PetMed Express, Inc. *	561	7,489
Priceline.com, Inc. *	1,083	47,230
Stamps.com, Inc. *	691	10,883

		2,443,076
Internet Service Provider - 0.28%
C-COR.net Corp. *	1,708	19,027
Cogent Communications Group, Inc. *	2,200	35,684
Covad Communications Group, Inc. * (a)	9,963	13,749
Earthlink, Inc. * (a)	3,634	25,802
Entrust, Inc. *	2,342	10,000
Equinix, Inc. * (a)	649	49,078

The accompanying notes are an integral part of the financial statements.

146

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Internet Service Provider
(continued)
eSPEED, Inc., Class A * (a)	1,918	$16,744
Online Resources Corp. *	967	9,873
Redback Networks, Inc. * (a)	1,528	38,108
Salesforce.Com, Inc. * (a)	2,661	96,994
Terremark Worldwide, Inc. * (a)	1,611	10,826
United Online, Inc.	1,812	24,063
Yahoo!, Inc. *	33,293	850,303

		1,200,251
Internet Software - 0.42%
ActivIdentity Corp. * (a)	2,377	12,051
Agile Software Corp. *	1,817	11,175
Akamai Technologies, Inc. * (a)	3,538	187,939
Checkfree Corp. *	2,271	91,203
Cybersource Corp. *	1,418	15,626
DealerTrack Holdings, Inc. *	1,534	45,130
Digital River, Inc. * (a)	910	50,769
eResearch Technology, Inc. * (a)	1,491	10,034
F5 Networks, Inc. *	971	72,058
Interwoven, Inc. *	1,408	20,655
Juniper Networks, Inc. *	13,521	256,088
Keynote Systems, Inc. *	917	9,720
Lionbridge Technologies, Inc. * (a)	1,551	9,988
McAfee, Inc. *	4,042	114,712
NIC, Inc. *	2,270	11,282
Openwave Systems, Inc. *	2,022	18,663
PC-Tel, Inc. *	1,241	11,603
RealNetworks, Inc. * (a)	4,524	49,493
S1 Corp. *	2,496	13,753
Safenet, Inc. *	706	16,902
Sapient Corp. * (a)	3,592	19,720
Symantec Corp. *	23,619	492,456
TIBCO Software, Inc. *	5,718	53,978
VASCO Data Security International, Inc. * (a)	1,113	13,189
VeriSign, Inc. *	6,309	151,732
Vignette Corp. *	1,019	17,394
WebEx Communications, Inc. * (a)	1,230	42,915
WebMethods, Inc. *	1,994	14,676

		1,834,904
Investment Companies - 0.05%
CBOT Holdings, Inc. * (a)	1,191	180,401
GAMCO Investors, Inc. (a)	836	32,153
Medallion Financial Corp. (a)	1,041	12,877
WP Stewart & Company, Ltd. (a)	673	10,660

		236,091
Leisure Time - 1.47%
Ambassadors International, Inc.	823	37,545
Arctic Cat, Inc.	603	10,607
Bally Technologies, Inc. * (a)	1,490	27,833
Blockbuster, Inc., Class A * (a)	5,142	27,201
Bluegreen Corp. * (a)	856	10,983

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Leisure Time (continued)
Brunswick Corp.	2,357	$75,188
Callaway Golf Company	2,096	30,203
Carmike Cinemas, Inc. (a)	408	8,319
Carnival Corp.	15,532	761,845
Cedar Fair LP *	1,203	33,468
Churchill Downs, Inc.	400	17,096
Dover Downs Gaming & Entertainment, Inc.	1,069	14,293
Dover Motorsports, Inc. (a)	1,735	9,213
DreamWorks Animation SKG, Class A *	2,576	75,966
Electronic Arts, Inc. *	7,469	376,139
Gaylord Entertainment Company *	1,067	54,342
Handleman Company (a)	782	5,294
Harrah's Entertainment, Inc.	4,519	373,812
International Game Technology, Inc.	8,449	390,344
International Speedway Corp., Class A	1,229	62,728
Isle of Capri Casinos, Inc. * (a)	909	24,161
K2, Inc. *	1,334	17,596
Las Vegas Sands Corp. *	8,785	786,082
Life Time Fitness, Inc. *	935	45,357
Marine Products Corp. (a)	1,265	14,851
MGM Mirage, Inc. *	7,066	405,235
Monarch Casino & Resort, Inc. *	649	15,498
Multimedia Games, Inc. * (a)	948	9,101
Parkervision, Inc. * (a)	1,962	21,876
Penn National Gaming, Inc. *	2,066	85,987
Pinnacle Entertainment, Inc. * (a)	1,215	40,265
Polaris Industries, Inc. (a)	1,068	50,015
Progressive Gaming International Corp. * (a)	948	8,598
RC2 Corp. * (a)	550	24,200
Regal Entertainment Group, Class A (a)	3,652	77,861
Royal Caribbean Cruises, Ltd.	5,009	207,272
Scientific Games Corp., Class A *	2,266	68,501
Shuffle Master, Inc. * (a)	1,005	26,331
Six Flags, Inc. * (a)	2,975	15,589
Speedway Motorsports, Inc.	1,108	42,547
Station Casinos, Inc.	1,593	130,100
Sturm Ruger & Company, Inc. *	1,333	12,797
The Nautilus Group, Inc. (a)	851	11,914
Topps, Inc.	1,538	13,688
Vail Resorts, Inc. * (a)	998	44,730
Walt Disney Company	51,460	1,763,534
West Marine, Inc. * (a)	663	11,450
WMS Industries, Inc. *	865	30,154

		6,407,709
Life Sciences - 0.09%
American Ecology Corp. (a)	747	13,827
Incyte Corp. * (a)	2,667	15,575
Ionatron, Inc. * (a)	2,040	8,364
PerkinElmer, Inc.	3,221	71,603
Pharmaceutical Product Development, Inc.	2,846	91,698
Pharmanet Development Group, Inc. * (a)	516	11,388

The accompanying notes are an integral part of the financial statements.

147

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Life Sciences (continued)
Senomyx, Inc. * (a)	773	$10,041
Symyx Technologies, Inc. *	920	19,863
Waters Corp. *	2,747	134,521

		376,880
Liquor - 0.30%
Anheuser-Busch Companies, Inc.	18,958	932,733
Boston Beer Company, Inc. * (a)	560	20,149
Brown Forman Corp., Class B	2,924	193,686
Central European Distribution Corp. * (a)	697	20,701
Molson Coors Brewing Company, Class B	2,039	155,861

		1,323,130
Manufacturing - 1.66%
3M Company	18,050	1,406,637
Acuity Brands, Inc. (a)	1,155	60,106
AptarGroup, Inc.	879	51,896
Barnes Group, Inc. (a)	1,262	27,449
Blout International, Inc. *	1,291	17,377
Carlisle Companies, Inc.	741	58,169
Coherent, Inc. *	885	27,939
Danaher Corp.	7,510	544,024
Eaton Corp.	3,512	263,892
ESCO Technologies, Inc. *	682	30,990
General Cable Corp. *	1,230	53,763
Harley-Davidson, Inc.	6,736	474,686
Hexcel Corp. * (a)	1,654	28,796
Honeywell International, Inc.	20,722	937,463
Illinois Tool Works, Inc.	14,108	651,649
Input/Output, Inc. * (a)	2,379	32,426
Kaydon Corp.	802	31,871
Lancaster Colony Corp.	901	39,923
Mettler-Toledo International, Inc. *	538	42,421
Mine Safety Appliances Company (a)	943	34,561
Nordson Corp.	880	43,850
Pentair, Inc.	2,514	78,940
Raven Industries, Inc. (a)	557	14,928
Reddy Ice Holdings, Inc.	602	15,544
Rockwell Automation, Inc.	4,327	264,293
Roper Industries, Inc.	2,117	106,358
Snap-on, Inc.	1,425	67,887
SPX Corp.	1,885	115,287
Stanley Works	1,981	99,624
Trinity Industries, Inc. (a)	1,924	67,725
Tyco International, Ltd.	49,851	1,515,470

		7,205,944
Medical-Hospitals - 0.22%
Advanced Magnetics, Inc. *	717	42,819
AmSurg Corp. *	822	18,906
Centene Corp. *	1,169	28,722
Cepheid, Inc. * (a)	1,528	12,988
Community Health Systems, Inc. *	2,115	77,240
DexCom, Inc. * (a)	826	8,144

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Medical-Hospitals (continued)
EV3, Inc. * (a)	2,249	$38,750
Health Management Associates, Inc., Class A	5,894	124,422
Hythiam, Inc. * (a)	1,395	12,890
IRIS International, Inc. *	571	7,223
Lifepoint Hospitals, Inc. *	1,344	45,293
Manor Care, Inc.	1,903	89,289
Medcath Corp. *	559	15,294
Neurometrix, Inc. * (a)	342	5,099
Novavax, Inc. * (a)	5,801	23,784
Orthovita, Inc. *	2,726	9,896
Psychiatric Solutions, Inc. *	1,136	42,623
RehabCare Group, Inc. *	475	7,054
Sunrise Senior Living, Inc. * (a)	1,070	32,871
Tenet Healthcare Corp. * (a)	11,961	83,368
Triad Hospitals, Inc. *	2,010	84,078
Universal Health Services, Inc., Class B	1,330	73,722
VCA Antech, Inc. *	2,127	68,468

		952,943
Metal & Metal Products - 0.32%
A. M. Castle & Company	342	8,704
Brush Engineered Materials, Inc. *	708	23,909
Commercial Metals Company	2,892	74,614
Crown Holdings, Inc. *	4,208	88,031
Dynamic Materials Corp. (a)	287	8,065
Gibraltar Industries, Inc.	830	19,513
Kaiser Aluminum Corp. *	707	39,578
Ladish Company, Inc. * (a)	591	21,914
Matthews International Corp., Class A	869	34,195
Metal Management, Inc.	356	13,475
Mueller Industries, Inc.	1,000	31,700
Mueller Water Products, Inc., Class B * (a)	1,621	24,153
Mueller Water Products, Inc.	2,864	42,588
NN, Inc.	893	11,100
Precision Castparts Corp.	3,244	253,940
Quanex Corp.	939	32,480
Reliance Steel & Aluminum Company	1,840	72,459
RTI International Metals, Inc. * (a)	623	48,731
Southern Copper Corp. (a)	7,118	383,589
Timken Company	2,224	64,896
Titanium Metals Corp. * (a)	3,908	115,325

		1,412,959
Mining - 0.38%
Alliance Resource Partners LP	957	33,035
AMCOL International Corp. (a)	877	24,328
Charles & Colvard, Ltd. (a)	578	4,624
Cleveland-Cliffs, Inc. (a)	1,088	52,703
Coeur d'Alene Mines Corp. * (a)	6,859	33,952
Compass Minerals International, Inc. (a)	794	25,058
Freeport-McMoRan Copper &
Gold, Inc., Class B	4,381	244,153
Goldcorp Inc.	1,222	34,754

The accompanying notes are an integral part of the financial statements.

148

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Mining (continued)
Hecla Mining Company * (a)	3,520	$26,963
Natural Resource Partners LP (a)	606	35,118
Newmont Mining Corp.	9,993	451,184
Phelps Dodge Corp.	4,979	596,086
Royal Gold, Inc. (a)	647	23,279
Stillwater Mining Company * (a)	2,575	32,162
USEC, Inc. *	2,392	30,426
Vista Gold Corp. * (a)	2,428	20,954

		1,668,779
Mobile Homes - 0.03%
Coachmen Industries, Inc.	931	10,241
Fleetwood Enterprises, Inc. * (a)	1,743	13,787
Skyline Corp.	306	12,308
Thor Industries, Inc. (a)	1,473	64,797
Winnebago Industries, Inc. (a)	887	29,191

		130,324
Newspapers - 0.09%
Dow Jones & Company, Inc. (a)	2,079	79,002
Journal Register Company	1,239	9,045
Lee Enterprises, Inc. (a)	1,140	35,409
The New York Times Company, Class A (a)	3,509	85,479
Washington Post Company, Class B	227	169,251

		378,186
Office Furnishings & Supplies - 0.22%
Acco Brands Corp. *	1,328	35,152
Avery Dennison Corp.	2,532	171,999
CompX International, Inc. (a)	703	14,172
Global Imaging Systems, Inc. *	1,186	26,033
Herman Miller, Inc.	1,657	60,249
HNI Corp.	1,285	57,067
IKON Office Solutions, Inc.	3,585	58,686
Knoll, Inc.	1,433	31,526
Office Depot, Inc. *	7,591	289,748
OfficeMax, Inc.	1,770	87,881
Steelcase, Inc. Class A (a)	3,953	71,786
The Standard Register Company	1,056	12,672
United Stationers, Inc. *	691	32,263

		949,234
Paper - 0.25%
Bowater, Inc. (a)	1,454	32,715
Buckeye Technologies, Inc. *	1,353	16,209
Chesapeake Corp. (a)	590	10,042
International Paper Company	10,758	366,848
MeadWestvaco Corp.	4,307	129,468
Neenah Paper, Inc.	477	16,848
P.H. Glatfelter Company	1,346	20,863
Plum Creek Timber Company, Inc.	4,321	172,192
Potlatch Corp. (a)	884	38,737
Rock-Tenn Company, Class A	1,261	34,186
Smurfit-Stone Container Corp. *	6,475	68,376
Temple-Inland, Inc.	2,779	127,917

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Paper (continued)
Wausau-Mosinee Paper Corp.	1,563	$23,429
Xerium Technologies, Inc.	1,156	11,317

		1,069,147
Petroleum Services - 1.62%
Atwood Oceanics, Inc. *	840	41,135
Baker Hughes, Inc.	7,758	579,212
Basic Energy Services, Inc. *	1,513	37,295
BJ Services Company	7,921	232,244
Bronco Drilling Company, Inc. *	569	9,781
Diamond Offshore Drilling, Inc. (a)	3,171	253,490
Dril-Quip, Inc. *	1,024	40,100
ENSCO International, Inc. (a)	3,722	186,323
GlobalSantaFe Corp.	5,908	347,272
Grey Wolf, Inc. * (a)	5,092	34,931
Gulfmark Offshore, Inc. *	605	22,633
Halliburton Company	25,302	785,627
Hercules Offshore, Inc. *	563	16,271
Hornbeck Offshore Services, Inc. * (a)	637	22,741
Lone Star Technologies, Inc. *	769	37,227
Magellan Midstream Holdings LP	967	21,564
Metretek Technologies, Inc. * (a)	1,230	15,154
Newpark Resources, Inc. *	2,433	17,542
Oceaneering International, Inc. *	1,382	54,865
PetroHawk Energy Corp. *	3,690	42,435
Petroleum Development Corp. *	505	21,740
Pioneer Drilling Company *	1,275	16,932
Pride International, Inc. *	3,731	111,967
Rentech, Inc. * (a)	2,854	10,760
RPC, Inc.	2,666	44,994
Schlumberger, Ltd.	29,050	1,834,798
SEACOR SMIT, Inc. *	630	62,458
Smith International, Inc.	5,206	213,810
Superior Energy Services, Inc. *	2,361	77,167
Superior Well Services, Inc. * (a)	558	14,263
Tesoro Petroleum Corp.	1,686	110,888
TETRA Technologies, Inc. *	1,776	45,430
Tidewater, Inc.	1,395	67,462
Todco, Class A * (a)	1,556	53,169
Transocean, Inc. *	7,246	586,129
Universal Compression Holdings, Inc. * (a)	837	51,986
Valero Energy Corp.	15,327	784,129
Veritas DGC, Inc. *	932	79,807
W-H Energy Services, Inc. *	749	36,469
World Fuel Services Corp.	660	29,344

		7,051,544
Pharmaceuticals - 3.87%
Abbott Laboratories	38,288	1,865,008
Adolor Corp. * (a)	1,345	10,114
Akorn, Inc. *	7,021	43,881
Alexion Pharmaceuticals, Inc. * (a)	867	35,018
Alkermes, Inc. *	2,425	32,422

The accompanying notes are an integral part of the financial statements.

149

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Allergan, Inc.	3,533	$423,041
Allos Therapeutics, Inc. * (a)	5,731	33,469
Altus Pharmaceuticals, Inc. * (a)	1,062	20,019
AmerisourceBergen Corp.	5,074	228,127
Amylin Pharmaceuticals, Inc. * (a)	2,782	100,347
Anadys Pharmaceuticals, Inc. * (a)	936	4,605
Array BioPharma, Inc. *	1,615	20,866
Atherogenics, Inc. * (a)	1,167	11,565
Auxilium Pharmaceuticals, Inc. *	2,952	43,365
AVANIR Pharmaceuticals * (a)	922	2,130
Barr Pharmaceuticals, Inc. *	2,663	133,470
Bentley Pharmaceuticals, Inc. * (a)	524	5,329
Biocryst Pharmaceuticals, Inc. * (a)	717	8,289
Bristol-Myers Squibb Company	48,187	1,268,282
Celgene Corp. *	9,214	530,081
Critical Therapeutics, Inc. * (a)	1,247	2,544
Cubist Pharmaceuticals, Inc. *	1,485	26,893
Eli Lilly & Company	27,867	1,451,871
Encysive Pharmaceuticals, Inc. * (a)	1,783	7,506
Endo Pharmaceutical Holdings, Inc. *	3,321	91,593
Enzon Pharmaceuticals, Inc. * (a)	1,473	12,535
Forest Laboratories, Inc. *	7,829	396,147
Gilead Sciences, Inc. *	11,033	716,373
Herbalife, Ltd. *	1,725	69,276
Hi-Tech Pharmacal Company, Inc. *	282	3,432
Hospira, Inc. *	3,921	131,667
Idenix Pharmaceuticals, Inc. * (a)	1,381	12,001
Indevus Pharmaceuticals, Inc. *	6,365	45,192
Isis Pharmaceuticals, Inc. * (a)	2,163	24,053
King Pharmaceuticals, Inc. *	6,064	96,539
Medicis Pharmaceutical Corp., Class A (a)	1,436	50,447
Merck & Company, Inc.	53,228	2,320,741
Mylan Laboratories, Inc.	5,423	108,243
Nastech Pharmaceutical Company, Inc. * (a)	732	11,075
Noven Pharmaceuticals, Inc. * (a)	759	19,317
NPS Pharmaceuticals, Inc. *	1,459	6,609
Nuvelo, Inc. *	1,597	6,388
Onyx Pharmaceuticals, Inc. * (a)	1,011	10,696
OSI Pharmaceuticals, Inc. * (a)	1,479	51,735
Par Pharmaceutical Companies, Inc. *	956	21,386
PDL BioPharma, Inc. * (a)	2,798	56,352
Penwest Pharmaceuticals Company * (a)	847	14,077
Peregrine Pharmaceuticals, Inc. * (a)	11,295	13,102
Pfizer, Inc.	176,922	4,582,280
Pharmion Corp. * (a)	907	23,346
Pozen, Inc. * (a)	1,071	18,196
Prestige Brands Holdings, Inc. *	1,485	19,335
Regeneron Pharmaceuticals, Inc. *	1,603	32,172
Renovis, Inc. * (a)	767	2,424
Salix Pharmaceuticals, Ltd. * (a)	1,079	13,131
Santarus, Inc. * (a)	3,089	24,187
Schering-Plough Corp.	36,441	861,465

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Pharmaceuticals (continued)
Sciele Pharma, Inc. *	1,052	$25,248
Sepracor, Inc. * (a)	2,635	162,263
SONUS Pharmaceuticals, Inc. * (a)	4,073	24,886
Supergen, Inc. * (a)	1,922	9,764
Theravance, Inc. *	1,556	48,065
Unigene Laboratories, Inc. *	2,181	5,474
United Therapeutics Corp. *	587	31,915
Valeant Pharmaceuticals International	2,490	42,928
Vanda Pharmaceuticals, Inc. *	1,750	43,138
Vertex Pharmaceuticals, Inc. *	3,554	132,991
ViroPharma, Inc. *	1,642	24,039
Warner Chilcott, Ltd., Class A *	3,822	52,820
Watson Pharmaceuticals, Inc. *	2,598	67,626

		16,844,911
Photography - 0.04%
Eastman Kodak Company (a)	7,159	184,702
Plastics - 0.01%
Spartech Corp.	894	23,441
Publishing - 0.43%
American Greetings Corp., Class A (a)	1,725	41,176
Consolidated Graphics, Inc. *	388	22,919
Courier Corp.	409	15,939
Gannett Company, Inc.	5,936	358,891
Idearc, Inc. *	3,627	103,913
John Wiley & Sons, Inc., Class A	1,480	56,936
Mcclatchy Company, Class A (a)	1,934	83,742
McGraw-Hill Companies, Inc.	9,089	618,234
Media General, Inc., Class A	610	22,674
Meredith Corp.	1,079	60,802
Multi-Color Corp.	395	12,976
Playboy Enterprises, Inc., Class B * (a)	1,100	12,606
PRIMEDIA, Inc. * (a)	7,618	12,874
Readers Digest Association, Inc., Class A	2,734	45,658
Scholastic Corp. *	1,047	37,524
Sun-Times Media Group, Inc. (a)	2,878	14,131
Tribune Company (a)	6,282	193,360
Valassis Communications, Inc. *	1,297	18,806
Value Line, Inc.	333	15,135
VistaPrint, Ltd. *	645	21,356
Warner Music Group Corp.	3,495	80,210

		1,849,862
Railroads & Equipment - 0.54%
Burlington Northern Santa Fe Corp.	9,110	672,409
CSX Corp.	10,330	355,662
GATX Corp.	1,255	54,379
Genesee & Wyoming, Inc., Class A * (a)	1,048	27,499
Greenbrier Company, Inc. (a)	480	14,400
Kansas City Southern * (a)	1,973	57,177
Norfolk Southern Corp.	9,948	500,285
PAM Transportation Services, Inc. *	634	13,961
RailAmerica, Inc. *	1,320	21,226

The accompanying notes are an integral part of the financial statements.

150

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Railroads & Equipment (continued)
Union Pacific Corp.	6,400	$588,928
Wabtec Corp.	1,237	37,580

		2,343,506
Real Estate - 2.58%
Acadia Realty Trust, REIT	882	22,068
Affordable Residential Communities, REIT *	1,485	17,300
Agree Realty Corp., REIT	550	18,903
Alexander's, Inc., REIT *	141	59,171
Alexandria Real Estate Equities, Inc., REIT	478	47,991
AMB Property Corp., REIT	1,997	117,044
American Campus Communities, Inc., REIT (a)	583	16,598
American Community Properties Trust, REIT *	2,308	44,752
American Financial Realty Trust, REIT	3,361	38,450
American Home Mortgage Investment Corp.,
REIT (a)	1,223	42,952
American Land Lease, Inc., REIT	618	16,383
American Mortgage Acceptance Company,
REIT	767	12,947
American Real Estate Partners LP	1,222	104,762
AmREIT, Inc. (a)	8,202	68,323
Annaly Mortgage Management, Inc., REIT	2,939	40,881
Anthracite Capital, Inc., REIT	1,225	15,594
Anworth Mortgage Asset Corp., REIT (a)	1,245	11,840
Apartment Investment & Management
Company, Class A, REIT	2,356	131,983
Arbor Realty Trust, Inc. - REIT	473	14,233
Archstone-Smith Trust, REIT	5,064	294,775
Ashford Hospitality Trust, Inc., REIT	4,967	61,839
Associated Estates Realty Corp., REIT	1,445	19,854
Avalon Bay Communities, Inc., REIT	1,693	220,175
Avatar Holdings, Inc. * (a)	251	20,293
BioMed Realty Trust, Inc., REIT	874	24,996
BNP Residential Properties, Inc., REIT	968	23,377
Boston Properties, Inc., REIT	2,655	297,041
Brandywine Realty Trust, REIT	2,026	67,364
BRE Properties, Inc., Class A, REIT (a)	1,195	77,699
Brookfield Properties Corp.	3,532	138,914
BRT Realty Trust, REIT	738	20,406
California Coastal Communities, Inc., REIT *	345	7,400
Camden Property Trust, REIT	1,198	88,472
Capital Lease Funding, Inc., REIT	5,157	59,821
Capital Trust, Inc., Class A, REIT (a)	416	20,775
CBL & Associates Properties, Inc., REIT	1,231	53,364
Cedar Shopping Centers, Inc., REIT	1,013	16,117
CentraCore Properties Trust, REIT	506	16,359
Colonial Properties Trust, REIT	840	39,379
Corporate Office Properties Trust, REIT	1,040	52,489
Cousins Properties, Inc., REIT	1,233	43,488
Crescent Real Estate Equities Company, REIT (a)	2,784	54,984
Deerfield Triarc Capital Corp., REIT	899	15,220
Developers Diversified Realty Corp., REIT	2,549	160,460
DiamondRock Hospitality Company, REIT	1,050	18,911

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Digital Realty Trust, Inc., REIT	840	$28,753
Douglas Emmett, Inc., REIT *	1,659	44,113
Duke Realty Corp., REIT (a)	3,343	136,729
Dynex Capital, Inc., REIT * (a)	2,878	20,405
Eagle Hospitality Properties Trust, Inc., REIT	5,897	54,134
EastGroup Properties, Inc., REIT	444	23,781
Education Realty Trust, Inc., REIT (a)	731	10,797
Entertainment Properties Trust, REIT	641	37,460
Equity Inns, Inc., REIT	1,520	24,259
Equity Lifestyle Properties, Inc., REIT	582	31,678
Equity Office Properties Trust, REIT	9,904	477,076
Equity One, Inc., REIT (a)	1,954	52,094
Equity Residential, REIT	7,017	356,113
Essex Property Trust, Inc., REIT	542	70,053
Extra Space Storage, Inc., REIT	1,097	20,031
Federal Realty Investment Trust, REIT	1,231	104,635
FelCor Lodging Trust, Inc., REIT	1,785	38,984
Feldman Mall Properties, Inc., REIT	4,929	61,613
Fieldstone Investment Corp., REIT (a)	1,381	6,049
First Industrial Realty Trust, Inc., REIT	951	44,592
First Potomac Realty Trust, REIT	511	14,875
Forest City Enterprises, Inc.	2,489	145,358
Franklin Street Properties Corp., REIT (a)	890	18,735
General Growth Properties, Inc., REIT	5,876	306,903
Getty Realty Corp., REIT	640	19,776
Gladstone Commercial Corp., REIT	905	18,227
Glimcher Realty Trust, REIT (a)	1,169	31,224
Global Signal, Inc., REIT	1,508	79,426
GMH Communities Trust, REIT	1,179	11,967
Government Properties Trust, Inc., REIT	1,726	18,296
Gramercy Captial Corp., REIT	604	18,658
Health Care Property Investors, Inc., REIT	3,275	120,585
Health Care REIT, Inc. (a)	1,747	75,156
Healthcare Realty Trust, Inc., REIT (a)	1,092	43,178
Hersha Hospitality Trust, REIT	1,446	16,398
Highland Hospitality Corp., REIT	1,307	18,625
Highwoods Properties, Inc., REIT	1,218	49,646
Home Properties, Inc., REIT	738	43,741
HomeBanc Corp., Georgia, REIT (a)	4,661	19,716
Hospitality Properties Trust, REIT	1,583	75,240
Host Hotels & Resorts, Inc., REIT	12,050	295,827
Housevalues, Inc. * (a)	863	4,859
HRPT Properties Trust, REIT (a)	4,873	60,182
Impac Mortgage Holdings, Inc., REIT	1,955	17,204
Inland Real Estate Corp., REIT (a)	1,898	35,531
Innkeepers USA Trust, REIT	1,264	19,592
Investors Real Estate Trust, SBI, REIT (a)	1,634	16,765
iStar Financial, Inc., REIT	2,425	115,963
Jones Lang LaSalle, Inc., REIT	860	79,266
Kilroy Realty Corp., REIT	734	57,252
Kimco Realty Corp., REIT	5,539	248,978
Kite Realty Group Trust, REIT	810	15,082

The accompanying notes are an integral part of the financial statements.

151

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
KKR Financial Corp., REIT	1,101	$29,496
LaSalle Hotel Properties, REIT	857	39,293
Lexington Corporate Property Trust, REIT (a)	1,330	29,819
Liberty Property Trust, REIT (a)	1,948	95,725
LTC Properties, Inc., REIT	702	19,172
Luminent Mortgage Capital, Inc., REIT	1,219	11,836
Mack-California Realty Corp., REIT	1,325	67,575
Maguire Properties, Inc., REIT	1,286	51,440
Maxus Realty Trust, Inc., REIT * (a)	1,430	18,948
Medical Properties Trust, Inc., REIT	1,030	15,759
MFA Mortgage Investments, Inc., REIT	2,154	16,564
Mid-America Apartment Communities, Inc.,
REIT	668	38,236
Mission West Properties, Inc., REIT	1,383	18,117
Monmouth Capital Corp., REIT	11,785	63,875
Monmouth Real Estate Investment Corp.	2,009	16,976
MortgageIT Holdings, Inc., REIT (a)	805	11,874
National Health Investments, Inc., REIT	600	19,800
National Health Realty, Inc., REIT (a)	791	18,984
National Retail Properties, Inc., REIT	1,520	34,884
Nationwide Health Properties, Inc., REIT	1,747	52,794
New Century Financial Corp., REIT (a)	1,331	42,046
New Plan Realty Trust, Inc., REIT	2,383	65,485
New York Mortgage Trust, Inc., REIT	1,643	5,011
Newcastle Investment Corp., REIT	1,016	31,821
NorthStar Realty Finance Corp., REIT	3,864	64,026
Novastar Financial, Inc., REIT (a)	742	19,774
Omega Healthcare Investors, REIT	1,611	28,547
One Liberty Properties, Inc., REIT	843	21,185
Opteum, Inc., REIT (a)	873	6,635
Origen Financial, Inc., REIT (a)	2,054	14,070
Parkway Properties, Inc., REIT	305	15,558
Pennsylvania Real Estate
Investment Trust, REIT (a)	945	37,214
Pittsburgh & West Virginia Railroad, REIT *	4,825	44,342
PMC Commercial Trust, REIT	1,073	16,106
Post Properties, Inc., REIT	1,052	48,076
ProLogis, REIT	5,558	337,760
PS Business Parks, Inc., REIT	588	41,577
Public Storage, Inc., REIT	3,949	385,028
RAIT Investment Trust, REIT	1,279	44,100
Ramco-Gershenson Properties Trust, REIT (a)	500	19,070
Realogy Corp., REIT *	6,300	191,016
Realty Income Corp., REIT (a)	1,886	52,242
Reckson Associates Realty Corp., REIT	1,827	83,311
Redwood Trust, Inc., REIT	533	30,957
Regency Centers Corp., REIT	1,383	108,109
Resource Capital Corp., REIT * (a)	2,555	43,307
Saul Centers, Inc., REIT	452	24,946
Senior Housing Properties Trust, REIT	1,825	44,676
Simon Property Group, Inc., REIT	5,543	561,450
SL Green Realty Corp., REIT	949	126,008

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Real Estate (continued)
Sovran Self Storage, Inc., REIT	309	$17,700
Spirit Finance Corp., REIT	1,816	22,646
Strategic Hotel Cap, Inc., REIT	1,088	23,708
Sun Communities, Inc., REIT	500	16,180
Sunstone Hotel Investors, Inc., REIT	940	25,126
Supertel Hospitality, Inc., REIT	3,159	21,892
Tanger Factory Outlet Centers, Inc., REIT (a)	791	30,912
Tarragon Realty Investments, Inc., REIT (a)	701	8,531
Taubman Centers, Inc., REIT	1,389	70,645
The Macerich Company, REIT	1,461	126,479
The Mills Corp., REIT (a)	1,397	27,940
The St. Joe Company (a)	1,851	99,158
Thornburg Mortgage, Inc., REIT (a)	2,085	52,396
Trustreet Properties, Inc., REIT	1,801	30,347
UMH Properties, REIT (a)	882	13,556
United Capital Corp. *	470	13,879
United Dominion Realty Trust, Inc., REIT	3,435	109,199
Universal Health Realty Income Trust, REIT	381	14,851
Urstadt Biddle Properties, Inc., REIT	957	18,269
U-Store-It Trust, REIT	1,086	22,317
Ventas, Inc., REIT	2,153	91,115
Vornado Realty Trust, REIT	3,169	385,034
W. P. Carey & Company LLC (a)	1,077	32,385
Washington Real Estate Investment Trust,
REIT (a)	1,085	43,400
Weingarten Realty Investors, REIT (a)	2,206	101,719
Wellsford Real Properties, Inc. *	2,736	20,575
Winston Hotels, Inc., REIT (a)	1,145	15,171
Winthrop Realty Trust, REIT	2,231	15,282

		11,206,759
Retail Grocery - 0.31%
Arden Group, Inc. (a)	149	18,448
Ingles Markets, Inc.	1,172	34,914
Nash-Finch Company (a)	371	10,128
Pathmark Stores, Inc. * (a)	1,141	12,722
Ruddick Corp.	1,244	34,521
Safeway, Inc.	10,800	373,248
Smart & Final, Inc. *	1,051	19,864
SUPERVALU, Inc.	4,804	171,743
The Great Atlantic & Pacific Tea Company,
Inc. * (a)	1,068	27,490
The Kroger Company	17,628	406,678
United Natural Foods, Inc. * (a)	1,094	39,297
Weis Markets, Inc. (a)	654	26,232
Whole Foods Market, Inc.	3,100	145,483
Wild Oats Markets, Inc. * (a)	980	14,092

		1,334,860
Retail Trade - 4.74%
99 Cents Only Stores * (a)	2,028	24,681
A.C. Moore Arts & Crafts, Inc. * (a)	572	12,395
Aaron Rents, Inc., Class B	1,343	38,652

The accompanying notes are an integral part of the financial statements.

152

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Abercrombie & Fitch Company, Class A	2,147	$149,496
Advance Auto Parts, Inc.	2,666	94,803
Aeropostale, Inc. *	1,447	44,669
American Eagle Outfitters, Inc.	5,730	178,833
AnnTaylor Stores Corp. *	1,816	59,637
Barnes & Noble, Inc.	1,735	68,897
Bed Bath & Beyond, Inc. *	7,254	276,377
Best Buy Company, Inc.	12,002	590,378
Big 5 Sporting Goods Corp. (a)	697	17,021
Big Lots, Inc. * (a)	3,052	69,952
BJ's Wholesale Club, Inc. *	1,712	53,260
Blair Corp.	277	9,072
Bon-Ton Stores, Inc. (a)	535	18,538
Borders Group, Inc. (a)	1,847	41,280
Build A Bear Workshop, Inc. * (a)	569	15,943
Building Materials Holding Corp.	708	17,481
Cabela's, Inc. * (a)	1,563	37,715
CarMax, Inc. * (a)	2,588	138,794
Casey's General Stores, Inc.	1,293	30,450
Cash America International, Inc.	842	39,490
Cato Corp., Class A	882	20,207
Charlotte Russe Holding, Inc. *	412	12,669
Charming Shoppes, Inc. *	3,032	41,023
Chico's FAS, Inc. * (a)	4,406	91,160
Children's Place Retail Stores, Inc. *	723	45,925
Christopher & Banks Corp.	1,072	20,004
Circuit City Stores, Inc.	4,544	86,245
Citi Trends, Inc. * (a)	380	15,063
Claire's Stores, Inc.	2,384	79,006
Coldwater Creek, Inc. * (a)	2,349	57,597
Conn's, Inc. * (a)	634	14,753
Cost Plus, Inc. * (a)	654	6,736
Costco Wholesale Corp.	11,530	609,591
CSS Industries, Inc.	278	9,833
CVS Corp.	19,903	615,202
Deb Shops, Inc.	469	12,382
Dick's Sporting Goods, Inc. *	1,295	63,442
Dillard's, Inc., Class A (a)	2,125	74,311
Dollar General Corp.	7,991	128,335
Dollar Tree Stores, Inc. *	2,705	81,420
DSW, Inc., Class A * (a)	1,168	45,050
Family Dollar Stores, Inc.	4,078	119,608
Federated Department Stores, Inc.	12,900	491,877
Finish Line, Inc.	1,326	18,935
First Cash Financial Services, Inc. *	1,108	28,664
Foot Locker, Inc.	3,812	83,597
Fossil, Inc. * (a)	1,887	42,608
Fred's, Inc., Class A	1,167	14,051
FTD Group, Inc. *	974	17,425
GameStop Corp., Class A * (a)	1,791	98,702
Gap, Inc.	20,413	398,053
Genesco, Inc. * (a)	586	21,858

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
Guitar Center, Inc. * (a)	669	$30,413
Hibbett Sporting Goods, Inc. *	985	30,072
Home Depot, Inc.	50,640	2,033,702
Hot Topic, Inc. *	1,270	16,942
Inergy Holdings LP (a)	484	19,360
J. Crew Group, Inc. *	1,123	43,292
J.C. Penney Company, Inc.	5,495	425,093
Jo Ann Stores, Inc. * (a)	635	15,621
Kenneth Cole Productions, Inc., Class A	634	15,210
Kohl's Corp. *	7,799	533,686
Limited Brands, Inc.	9,797	283,525
Longs Drug Stores Corp.	947	40,134
Lowe's Companies, Inc.	36,608	1,140,339
Marinemax, Inc. * (a)	499	12,939
MSC Industrial Direct Company, Inc., Class A	1,618	63,345
NBTY, Inc. *	1,745	72,540
New York & Company, Inc. * (a)	1,412	18,469
Nordstrom, Inc.	6,667	328,950
Pacific Sunwear of California, Inc. *	1,916	37,515
Pantry, Inc. *	608	28,479
Payless ShoeSource, Inc. *	1,729	56,746
PETsMART, Inc.	3,552	102,511
Pier 1 Imports, Inc. (a)	2,370	14,101
RadioShack Corp. (a)	3,305	55,458
Regis Corp.	1,107	43,771
Rent-A-Center, Inc. *	1,880	55,479
Retail Ventures, Inc. * (a)	1,178	22,429
Rite Aid Corp. * (a)	13,707	74,566
Ross Stores, Inc.	3,604	105,597
Saks, Inc. *	3,567	63,564
School Specialty, Inc. *	595	22,307
Sears Holdings Corp. *	3,883	652,072
Sonic Automotive, Inc.	798	23,174
Spectrum Brands, Inc. * (a)	1,330	14,497
Staples, Inc.	17,880	477,396
Stein Mart, Inc.	1,183	15,687
Steven Madden, Ltd. *	819	28,739
Systemax, Inc. * (a)	1,358	23,697
Talbots, Inc. (a)	1,333	32,125
Target Corp.	20,601	1,175,287
The Buckle, Inc. (a)	491	24,967
The Dress Barn, Inc. *	1,516	35,368
The Men's Wearhouse, Inc.	1,364	52,187
The TJX Companies, Inc.	11,646	332,144
The Yankee Candle, Inc.	1,218	41,753
Tiffany & Company	3,484	136,712
Tractor Supply Company *	969	43,324
Transport World Entertainment Corp. *	1,276	8,396
Tuesday Morning Corp. (a)	1,133	17,618
Tween Brands, Inc. *	896	35,777
United Rentals, Inc. * (a)	1,964	49,945
Urban Outfitters, Inc. * (a)	4,077	93,893

The accompanying notes are an integral part of the financial statements.

153

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Retail Trade (continued)
ValueVision Media, Inc., Class A *	1,303	$17,121
Walgreen Company	25,097	1,151,701
Wal-Mart Stores, Inc.	101,314	4,678,681
Williams-Sonoma, Inc. (a)	2,802	88,095
Zale Corp. *	1,324	37,350
Zumiez, Inc. * (a)	728	21,505

		20,608,512
Sanitary Services - 0.31%
Allied Waste Industries, Inc. *	8,256	101,466
Aqua America, Inc. (a)	3,190	72,668
Artesian Resources Corp., Class A	585	11,501
Casella Waste Systems, Inc., Class A * (a)	859	10,506
Darling International, Inc. *	3,093	17,043
Ecolab, Inc.	6,146	277,799
Flanders Corp. * (a)	1,019	10,088
Insituform Technologies, Inc., Class A *	842	21,774
Nalco Holding Company *	3,677	75,231
Republic Services, Inc.	3,061	124,491
Stericycle, Inc. * (a)	1,003	75,727
Waste Connections, Inc. *	1,048	43,544
Waste Management, Inc.	13,228	486,394

		1,328,232
Semiconductors - 2.40%
Actel Corp. *	828	15,036
Advanced Analogic Technologies, Inc. *	1,105	5,956
Advanced Energy Industries, Inc. *	1,181	22,285
Advanced Micro Devices, Inc. *	11,750	239,113
Altera Corp. *	8,744	172,082
American Superconductor Corp. * (a)	1,355	13,293
Amis Holdings, Inc. *	2,325	24,575
Amkor Technology, Inc. *	4,866	45,448
Analog Devices, Inc.	8,814	289,716
Applied Materials, Inc.	34,616	638,665
Applied Micro Circuits Corp. *	9,203	32,763
Asyst Technologies, Inc. *	3,708	27,105
Atmel Corp. *	12,481	75,510
ATMI, Inc. *	884	26,989
Axcelis Technologies, Inc. *	3,094	18,038
Broadcom Corp., Class A *	12,882	416,217
Brooks Automation, Inc. *	2,227	32,069
Cirrus Logic, Inc. *	2,551	17,551
Conexant Systems, Inc. * (a)	13,286	27,103
Credence Systems Corp. *	2,751	14,305
Cree, Inc. * (a)	1,931	33,445
Cymer, Inc. *	927	40,742
Cypress Semiconductor Corp. *	3,407	57,476
Diodes, Inc. *	594	21,075
DSP Group, Inc. *	814	17,664
Emcore Corp. * (a)	1,867	10,325
Emulex Corp. *	2,143	41,810
Entegris, Inc. *	3,709	40,131

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Exar Corp. *	1,159	$15,067
Fairchild Semiconductor International, Inc. *	3,000	50,430
First Solar Inc *	1,565	46,637
FormFactor, Inc. *	1,039	38,703
Genesis Microchip, Inc. * (a)	929	9,420
Hittite Microwave Corp. * (a)	728	23,529
Ikanos Communications, Inc. * (a)	571	4,962
Integrated Device Technology, Inc. *	4,953	76,672
Intel Corp.	142,975	2,895,244
International Rectifier Corp. *	1,710	65,886
Intersil Corp., Class A	3,798	90,848
IXYS Corp. *	1,048	9,327
KLA-Tencor Corp.	4,734	235,517
Kopin Corp. * (a)	2,386	8,518
Kulicke & Soffa Industries, Inc. * (a)	1,704	14,314
Lam Research Corp. *	3,319	168,008
Lattice Semiconductor Corp. *	3,641	23,594
Linear Technology Corp.	7,317	221,851
LSI Logic Corp. * (a)	9,725	87,525
LTX Corp. * (a)	2,407	13,479
Marvell Technology Group, Ltd. *	13,948	267,662
Mattson Technology, Inc. * (a)	1,633	15,220
Maxim Integrated Products, Inc.	7,894	241,714
MEMC Electronic Materials, Inc. *	5,220	204,311
Micrel, Inc. * (a)	2,389	25,753
Microchip Technology, Inc.	5,003	163,598
Micron Technology, Inc. *	17,650	246,394
Microsemi Corp. * (a)	1,610	31,637
MKS Instruments, Inc. *	1,566	35,360
National Semiconductor Corp.	8,385	190,340
Netlogic Microsystems, Inc. * (a)	526	11,409
Novellus Systems, Inc. *	3,384	116,477
NVIDIA Corp. *	8,388	310,440
OmniVision Technologies, Inc. * (a)	1,517	20,707
ON Semiconductor Corp. *	6,957	52,664
Pericom Semiconductor Corp. *	1,252	14,360
Photronics, Inc. *	1,017	16,618
Pixelworks, Inc. *	1,533	3,511
PLX Technology, Inc. *	1,683	21,946
PMC-Sierra, Inc. * (a)	4,593	30,819
Power Integrations, Inc. *	884	20,730
QLogic Corp. *	4,592	100,657
Rambus, Inc. * (a)	2,674	50,619
Rudolph Technologies, Inc. *	696	11,080
Semitool, Inc. * (a)	1,295	17,236
Semtech Corp. *	1,939	25,343
Sigmatel, Inc. *	993	4,349
Silicon Image, Inc. *	2,166	27,552
Silicon Laboratories, Inc. *	1,353	46,881
Skyworks Solutions, Inc. * (a)	4,267	30,210
Spansion, Inc. *	2,791	41,474
Stakek Holdings, Inc. * (a)	1,367	7,040

The accompanying notes are an integral part of the financial statements.

154

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Semiconductors (continued)
Teradyne, Inc. *	4,828	$72,227
Tessera Technologies, Inc. *	1,185	47,803
Texas Instruments, Inc.	36,571	1,053,245
Triquint Semiconductor, Inc. *	4,285	19,283
Ultratech, Inc. * (a)	754	9,410
Varian Semiconductor Equipment Associates,
Inc. *	1,351	61,498
Veeco Instruments, Inc. *	987	18,487
Verigy, Ltd. *	1,232	21,868
Volterra Semiconductor Corp. * (a)	842	12,630
Xilinx, Inc.	8,437	200,885

		10,437,465
Software - 3.04%
Activision, Inc. * (a)	6,764	116,611
Adobe Systems, Inc. *	14,739	606,068
Advent Software, Inc. *	841	29,679
Allscripts Healthcare Solution, Inc. * (a)	1,185	31,983
Altiris, Inc. *	860	21,827
American Reprographics Company *	1,242	41,371
ANSYS, Inc. *	844	36,706
Aspen Technology, Inc. * (a)	1,136	12,519
Autodesk, Inc. *	5,700	230,622
Avid Technology, Inc. * (a)	1,051	39,160
BEA Systems, Inc. *	9,720	122,278
Blackbaud, Inc.	1,298	33,748
Blackboard, Inc. * (a)	704	21,148
BMC Software, Inc. *	5,392	173,622
Borland Software Corp. *	2,488	13,535
Bottomline Technologies, Inc. * (a)	701	8,026
CA, Inc.	14,394	326,024
CIBER, Inc. *	1,953	13,241
Citrix Systems, Inc. *	4,350	117,668
Commvault Systems, Inc. *	2,163	43,282
Compuware Corp. *	9,683	80,659
Concur Technologies, Inc. * (a)	1,136	18,221
Convera Corp. * (a)	1,155	5,301
Covansys Corp. *	1,149	26,370
Dendrite International, Inc. *	1,224	13,109
DivX, Inc. * (a)	1,523	35,136
Eclipsys Corp. *	1,383	28,435
Epicor Software Corp. * (a)	1,485	20,062
EPIQ Systems, Inc. * (a)	586	9,944
Faro Technologies, Inc. *	502	12,068
Hyperion Solutions Corp. *	1,465	52,652
i2 Technologies, Inc. * (a)	605	13,806
InfoUSA, Inc.	1,618	19,270
Intermediate Telephone, Inc.	814	18,038
Intuit, Inc. *	8,808	268,732
iPass, Inc. * (a)	2,298	13,512
JDA Software Group, Inc. * (a)	960	13,219
Keane, Inc. *	1,789	21,307
Lawson Software, Inc. *	2,977	22,000

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Software (continued)
Macrovision Corp. *	1,394	$39,394
Magma Design Automation, Inc. * (a)	1,215	10,850
Manhattan Associates, Inc. *	889	26,741
Mantech International Corp. *	795	29,280
MapInfo Corp. *	818	10,675
McDATA Corp., Class A *	4,322	23,987
Microsoft Corp.	240,406	7,178,523
MicroStrategy, Inc., Class A * (a)	383	43,666
Midway Games, Inc. * (a)	2,296	16,026
Monolithic Power Systems, Inc. * (a)	601	6,677
NAVTEQ Corp. *	2,236	78,193
Neoware Systems, Inc. * (a)	376	4,967
Novell, Inc. *	9,462	58,664
Nuance Communications, Inc. * (a)	4,002	45,863
Omnicell, Inc. *	978	18,220
Omniture, Inc. *	3,194	44,972
Open Solutions, Inc. *	625	23,525
OpenTV Corp., Class A *	4,252	9,865
Opsware, Inc. * (a)	3,124	27,554
Oracle Corp. *	126,604	2,169,993
Packeteer, Inc. *	1,010	13,736
PDF Solutions, Inc. * (a)	890	12,861
Progress Software Corp. * (a)	1,013	28,293
QAD, Inc.	1,379	11,570
Quality Systems, Inc. * (a)	714	26,611
Red Hat, Inc. * (a)	4,438	102,074
Secure Computing Corp. *	1,183	7,761
Smith Micro Software, Inc. * (a)	1,354	19,213
SPSS, Inc. *	606	18,222
Sybase, Inc. * (a)	2,247	55,501
Take-Two Interactive Software, Inc. * (a)	1,830	32,501
Taleo Corp. *	619	8,462
THQ, Inc. * (a)	1,585	51,544
Tradestation Group, Inc. *	1,474	20,268
Transaction Systems Architects, Inc., Class A *	1,040	33,873
TriZetto Group, Inc. * (a)	1,250	22,963
Ulticom, Inc. *	1,360	13,042
Ultimate Software Group, Inc. * (a)	759	17,654
VeriFone Holdings, Inc. *	1,678	59,401
Verint Systems, Inc. *	861	29,515
Voxware, Inc. * (a)	1,156	3,722
Websense, Inc. *	1,216	27,761

		13,215,142
Steel - 0.30%
AK Steel Holding Corp. *	3,083	52,103
Allegheny Technologies, Inc.	2,453	222,438
Carpenter Technology Corp.	606	62,127
Chaparral Steel Company	1,236	54,718
Nucor Corp.	7,574	413,995
Oregon Steel Mills, Inc. *	966	60,288
Ryerson, Inc. (a)	768	19,269

The accompanying notes are an integral part of the financial statements.

155

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Steel (continued)
Schnitzer Steel Industries, Inc.	842	$33,427
Steel Dynamics, Inc.	2,728	88,523
Steel Technologies, Inc.	400	7,020
Texas Industries, Inc. (a)	594	38,153
United States Steel Corp.	2,832	207,132
Worthington Industries, Inc. (a)	2,219	39,321

		1,298,514
Telecommunications Equipment &
Services - 1.09%
ADC Telecommunications, Inc. *	2,923	42,471
ADTRAN, Inc.	1,920	43,584
Aeroflex, Inc. *	2,286	26,792
Alaska Communications Systems Group, Inc. (a)	1,363	20,704
Alcatel SA, ADR	2,246	31,938
Andrew Corp. *	4,240	43,375
Arris Group, Inc. *	2,512	31,425
At Road, Inc. * (a)	2,300	16,790
Atheros Communications, Inc. * (a)	1,466	31,255
Avaya, Inc. *	12,061	168,613
Broadwing Corp. *	2,736	42,736
Carrier Access Corp. * (a)	2,530	16,597
Ciena Corp. * (a)	2,233	61,876
Citizens Communications Company	8,565	123,079
Commonwealth Telephone Enterprises, Inc.	531	22,228
Commscope, Inc. * (a)	1,470	44,806
Comtech Telecommunications Corp. *	596	22,690
Comverse Technology, Inc. *	5,049	106,584
Consolidated Communications Holdings, Inc.	942	19,688
Corning, Inc. *	37,062	693,430
CT Communications, Inc. (a)	1,008	23,103
Ditech Networks, Inc. * (a)	892	6,173
Embarq Corp.	3,610	189,742
Essex Corp. *	606	14,489
Fairpoint Communications, Inc. (a)	1,162	22,020
FiberTower Corp. * (a)	2,076	12,207
Finisar Corp. * (a)	7,070	22,836
General Communication, Inc. * (a)	1,902	29,918
Global Crossing, Ltd. * (a)	709	17,406
GlobeTel Communications Corp. *	2,363	874
Harmonic, Inc. *	2,336	16,983
ICO Global Communications Holdings, Ltd. * (a)	9,362	42,784
InterDigital Communication Corp. * (a)	1,596	53,546
Iowa Telecommunications Services, Inc. (a)	899	17,719
J2 Global Communications, Inc. * (a)	1,232	33,572
JDS Uniphase Corp. *	4,805	80,051
Level 3 Communications, Inc. * (a)	29,936	167,642
Mastec, Inc. * (a)	1,635	18,868
MRV Communications, Inc. * (a)	4,132	14,627
NeuStar, Inc., Class A * (a)	1,389	45,059
Newport Corp. *	1,358	28,450
NTELOS Holdings Corp. *	3,301	59,022
Oplink Communications, Inc. *	938	19,285

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Telecommunications Equipment &
Services (continued)
Plantronics, Inc. (a)	1,265	$26,818
Polycom, Inc. *	2,636	81,479
Powerwave Technologies, Inc. * (a)	2,958	19,079
Premiere Global Services, Inc. *	2,122	20,032
QUALCOMM, Inc.	40,485	1,529,928
RCN Corp. *	1,124	33,889
Riverbed Technolgoy Inc. * (a)	1,495	45,897
SAVVIS, Inc. * (a)	1,166	41,638
SBA Communications Corp. *	2,917	80,218
Shenandoah Telecommunications Company (a)	334	15,701
Sirenza Microdevices, Inc. * (a)	1,641	12,898
Sonus Networks, Inc. * (a)	6,821	44,950
Stratex Networks, Inc. * (a)	2,698	13,031
SureWest Communications (a)	618	17,020
Symmetricom, Inc. * (a)	1,441	12,854
Tekelec, Inc. * (a)	1,743	25,849
Tellabs, Inc. *	11,244	115,363
UTStarcom, Inc. * (a)	3,272	28,630
Viasat, Inc. *	822	24,504
Vonage Holdings Corp. *	1,978	13,727
Westell Technologies, Inc., Class A *	2,825	7,063

		4,757,605
Telephone - 2.56%
ALLTEL Corp.	7,976	482,388
AT&T, Inc.	95,029	3,397,287
Atlantic Tele-Network, Inc.	840	24,612
BellSouth Corp.	44,942	2,117,217
Cbeyond Communications, Inc. *	1,342	41,052
Centennial Communications Corp., Class A *	2,831	20,355
CenturyTel, Inc.	3,074	134,211
Cincinnati Bell, Inc. *	7,217	32,982
Harris Corp.	3,269	149,916
IDT Corp. * (a)	2,741	35,852
North Pittsburgh Systems, Inc. (a)	650	15,691
Qwest Communications International, Inc. * (a)	46,356	388,000
Sprint Nextel Corp.	72,219	1,364,217
U.S. Cellular Corp. *	2,120	147,531
Verizon Communications, Inc.	71,349	2,657,037
Windstream Corp. *	10,324	146,807

		11,155,155
Tires & Rubber - 0.04%
Bandag, Inc. (a)	517	26,072
Cooper Tire & Rubber Company	1,725	24,668
Goodyear Tire & Rubber Company * (a)	4,426	92,902
Myers Indiana, Inc.	1,079	16,897

		160,539
Tobacco - 1.22%
Alliance One International, Inc. *	3,610	25,487
Altria Group, Inc.	50,928	4,370,641
Loews Corp. - Carolina Group	2,134	138,113

The accompanying notes are an integral part of the financial statements.

156

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Tobacco (continued)
Reynolds American, Inc. (a)	7,220	$472,693
Schweitzer Mauduit International, Inc.	486	12,660
Universal Corp.	618	30,288
UST, Inc. (a)	4,045	235,419
Vector Group, Ltd. (a)	1,363	24,193

		5,309,494
Toys, Amusements & Sporting Goods - 0.10%
Hasbro, Inc.	4,466	121,699
Jakks Pacific, Inc. *	764	16,686
Marvel Entertainment, Inc. * (a)	2,565	69,024
Mattel, Inc.	9,978	226,101
Russ Berrie & Company, Inc. * (a)	865	13,364

		446,874
Transportation - 0.28%
Aircastle Ltd * (a)	1,500	44,250
Alexander & Baldwin, Inc. (a)	1,100	48,774
American Commercial Lines, Inc. * (a)	503	32,952
Bristow Group, Inc. *	603	21,762
C.H. Robinson Worldwide, Inc.	4,258	174,110
Con-way, Inc.	1,301	57,296
Eagle Bulk Shipping, Inc.	795	13,785
Expeditors International of Washington, Inc.	5,272	213,516
Genco Shipping & Trading, Ltd. (a)	639	17,854
General Maritime Corp. (a)	1,004	35,331
Horizon Lines, Inc.	1,515	40,844
Kirby Corp. *	1,384	47,236
K-Sea Transportation Partners LP (a)	311	11,224
Laidlaw International, Inc.	2,593	78,905
Macquarie Infrastructure Company Trust (a)	778	27,604
Marten Transport, Ltd. *	822	15,067
Martin Midstream Partners LP * (a)	1,747	58,070
Overseas Shipholding Group, Inc.	977	55,005
Pacer International, Inc.	1,142	33,997
Saia, Inc. *	642	14,901
Ship Finance International, Ltd. (a)	1,165	27,680
Teekay Shipping Corp. (a)	1,850	80,697
Universal Truckload Services, Inc. * (a)	615	14,606
UTI Worldwide, Inc.	1,749	52,295

		1,217,761
Travel Services - 0.45%
Ambassadors Group, Inc.	676	20,517
American Express Company	29,978	1,818,765
Sabre Holdings Corp.	3,208	102,303

		1,941,585
Trucking & Freight - 0.86%
Arkansas Best Corp.	697	25,092
Covenant Transport, Inc. *	805	9,177
EGL, Inc. *	1,056	31,448
Fedex Corp.	7,397	803,462
Forward Air Corp.	938	27,136
Heartland Express, Inc.	2,765	41,530

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

COMMON STOCKS (continued)
Trucking & Freight (continued)
Hub Group, Inc., Class A *	1,204	$33,170
J.B. Hunt Transport Services, Inc.	3,997	83,018
Knight Transportation, Inc. (a)	2,286	38,976
Landstar Systems, Inc.	1,506	57,499
Navistar International Corp. *	1,786	59,706
Old Dominion Freight Lines, Inc. *	1,068	25,707
OMI Corp. (a)	1,941	41,091
Oshkosh Truck Corp.	1,803	87,301
Plains All American Pipeline LP (a)	2,316	118,579
Ryder Systems, Inc.	1,564	79,858
Swift Transportation, Inc. *	1,960	51,489
United Parcel Service, Inc., Class B	26,978	2,022,810
Wabash National Corp. (a)	876	13,228
Werner Enterprises, Inc. (a)	2,127	37,180
YRC Worldwide, Inc. * (a)	1,424	53,728

		3,741,185
Utility Service - 0.01%
Distributed Energy Systems Corp. * (a)	1,022	3,679
SJW Corp. (a)	656	25,427

		29,106

TOTAL COMMON STOCKS (Cost $335,160,531)		$432,955,171

WARRANTS - 0.00%
Electrical Equipment - 0.00%
Optical Cable Corp.
(Expiration date 10/24/2007; strike
price $4.88) *	24	0

TOTAL WARRANTS (Cost $0)		$0

RIGHTS - 0.00%
Cosmetics & Toiletries - 0.00%
Revlon, Inc. (Expiration date 1/19/2007) * (a)	10,661	533

Pharmaceuticals - 0.00%
OSI Pharmaceuticals, Inc. (Expiration date
6/12/2008) *	19	1

Real Estate - 0.00%
Affordable Residential Communities, REIT
(Expiration date 1/23/2007) *	1,485	1,312

TOTAL RIGHTS (Cost $0)		$1,846

CORPORATE BONDS - 0.00%
Metal & Metal Products - 0.00%
Mueller Industries, Inc.
6.00% due 11/01/2014 (a)	$4,000	3,725

TOTAL CORPORATE BONDS (Cost $3,934)		$3,725

SHORT TERM INVESTMENTS - 9.57%
Rabobank USA Finance Corp.
5.23% due 01/02/2007	$820,000	$819,881
State Street Navigator Securities Lending
Prime Portfolio (c)	39,853,009	39,853,009

The accompanying notes are an integral part of the financial statements.

157

John Hancock Trust
Portfolio of investments — December 31, 2006
(showing percentage of total net assets)

Total Stock Market Index Trust (continued)
	Shares or
	Principal
	Amount	Value

SHORT TERM INVESTMENTS (continued)
U.S. Treasury Bills
4.95% due 01/18/2007 ****	$1,000,000	$987,487

TOTAL SHORT TERM INVESTMENTS
(Cost $41,660,377)		$41,660,377

Total Investments (Total Stock Market Index Trust)
(Cost $376,824,842) - 109.08%		$474,621,119
Liabilities in Excess of Other Assets - (9.08)%		(39,511,760)

TOTAL NET ASSETS - 100.00%		$435,109,359

Footnotes
Percentages are stated as a percent of net assets.

Key to Currency Abbreviations
ARS	- Argentine Peso
AUD	- Australian Dollar
BRL	- Brazilian Real
CAD	- Canadian Dollar
CHF	- Swiss Franc
COP	- Colombian Peso
CZK	- Czech Koruna
DKK	- Danish Krone
EUR	- European Currency
FIM	- Finnish Markka
FRF	- French Franc
DEM	- German Deutsche Mark
GBP	- British Pound
GRD	- Greek Drachma
HKD	- Hong Kong Dollar
HUF	- Hungarian Forint
IDR	- Indonesian Rupiah
ILS	- Israeli Shekel
INR	- Indian Rupee
ITL	- Italian Lira
IEP	- Irish Punt
JPY	- Japanese Yen
KRW	- South Korean Won
MXN	- Mexican Peso
MYR	- Malaysian Ringgit
NLG	- Netherlands Guilder
NZD	- New Zealand Dollar
NOK	- Norwegian Krone
PHP	- Philippines Peso
PLN	- Polish Zloty
SEK	- Swedish Krona
SGD	- Singapore Dollar
THB	- Thai Baht
TRY	- Turkish Lira
TWD	- Taiwan Dollar
USD	- US Dollar
ZAR	- South African Rand

Key to Security Abbreviations and Legend
ADR	- American Depositary Receipts
ADS	- American Depositary Shares
BKNT	- Bank Note
CDO	- Collateralized Debt Obligation
ESOP	- Employee Stock Ownership Program
EMTN	- European Medium Term Note
EWCO	- European Written Call Option
GDR	- Global Depositary Receipts
GMTN	- Global Medium Term Note
GTD	- Guaranteed
IO	- Interest Only (Carries notional principal amount)
MTN	- Medium Term Note
NIM	- Net Interest Margin
OTC	- Over The Counter
PCL	- Public Company Limited
PIK	- Paid In Kind
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMIC	- Real Estate Mortgage Investment Conduit
SBI	- Shares Beneficial Interest
SADR	- Sponsored American Depositary Receipts
SPDR	- Standard & Poor's Depositary Receipts
TBA	- To Be Announced
TIPS	- Treasury Inflation Protected Security

^	Non-Income Producing, issuer is in bankruptcy and is in default of interest payments
*	Non-Income Producing
(a)	All or a portion of this security was out on loan
(b)	Floating Rate Note
(c)	Investment is an affiliate of the Trust's subadvisor or custodian bank
(d)	Principal amount of security is adjusted for inflation
(e)	Security Fair Valued on December 31, 2006
**	Purchased on a forward commitment
***	At December 31, 2006, all or a portion of this security was pledged to cover forward commitments purchased.
****	At December 31, 2006, all or a portion of this security was pledged to cover margin requirements for open futures contracts.

The accompanying notes are an integral part of the financial statements.

158

John Hancock Trust
Notes to Financial Statements

1. ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers ninety-three separate investment Portfolios, ten of which are index-oriented and are as follows: 500 Index, 500 Index B, Bond Index A, Bond Index B, Index Allocation, International Equity Index A, International Equity Index B, Mid Cap Index, Small Cap Index and Total Stock Market Index. Each of the Portfolios, with the exception of Index Allocation, is diversified for purposes of the Investment Company Act of 1940, as amended.

The Index Allocation Portfolio operates as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust and in other permitted investments.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV and H issued by John Hancock Life Insurance Company (“JHLICO”). Series NAV shares are also offered to the Lifestyle Trust and Index Allocation Trust. John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD”or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares. Series I and Series II shares are offered for all Portfolios with the exception of 500 Index B, Bond Index B and International Equity Index B. Series NAV shares are offered for all Portfolios with the exception of Index Allocation. Series I, Series II and Series NAV shares represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Series III shares were terminated on October 4, 2006.

At December 31, 2006, John Hancock USA owned 4,129,631 shares of beneficial interest of the Bond Index A.

Payment made by Affiliate JHLICO made a payment of $5,860,000 on December 27, 2006 to the Trust based on its review of frequent trading between January 1, 2001 and December 31, 2003 by certain contractholders in a small number of variable insurance contracts participating in certain portfolios of the former John Hancock Variable Series Trust, which was reorganized into the John Hancock Trust effective April 29, 2005. This payment was made voluntarily to the affected portfolios and approved by the Trustees of the Trust. The amount is recorded as a capital contribution in the Capital Shares footnote.

Reorganization On November 30, 2006, the shareholders of the Mid Cap Core Trust voted to approve an Agreement and Plan of Reorganization (the “Agreement”) providing for (a) the acquisition of all the assets, subject to all of the liabilities, of the Mid Cap Core Trust (the “Transferor Portfolio”) in exchange for a representative amount of shares of the Mid Cap Index Trust (the “Acquiring Portfolio”); (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Transferor Portfolio or its shareholders. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on December 1, 2006.

		Acquired			Acquiring	Acquiring
		Net Asset	Appreciation	Shares	Portfolio	Portfolio Total
		Value of the	of Transferor	Issued by	Net Assets	Net Assets
		Transferor	Portfolio’s	Acquiring	Prior to	After
Acquiring Portfolio	Transferor Portfolio	Portfolio	investments	Portfolio	Combination	Combination

Mid Cap Index	Mid Cap Core	$215,113,732	$84	11,364,460	$826,473,068	$1,041,586,800

See Note 7 for capital shares issued in connection with the above referenced reorganization.

500 Index B, Bond Index B and International Equity Index B (collectively, “JHT Acquiring Portfolios”) are accounting and performance successors of John Hancock Variable Series Trust I (“VST”) Equity Index Fund, VST Bond Index Fund and VST International Equity Index Fund (collectively, “VST Transferor Funds”). On April 29, 2005, the JHT Acquiring Portfolios acquired substantially all the assets and assumed the liabilities of VST Transferor Funds pursuant to an agreement and plan of reorganization, in exchange for shares of the JHT Acquiring Portfolios.

In addition, on the close of business on April 29, 2005, the International Equity Index, formerly a series of the John Hancock Variable Series Trust I, reorganized into a separate Portfolio of the John Hancock Trust: International Equity Index A. Based on the opinion of tax counsel, this transaction was deemed a taxable reorganization, therefore, the cost basis of investments was restated to fair value on April 29, 2005.

On March 1, 2005, shareholders of the Trust voted to approve an Agreement Plan of Reorganization providing for: (a) the acquisition of all the assets, subject to all of the liabilities, of the listed below Transferor Portfolio, in exchange for a representative amount of shares listed below for the Acquiring Portfolio; (b) the liquidation of the Transferor Portfolio; and (c) the distribution to Transferor Portfolio shareholders of such Acquiring Portfolio shares. Based on the opinion of tax counsel, this reorganization does not qualify as a tax-free reorganization for federal income tax purposes and will be treated as a taxable transaction. The acquiring Portfolio will not recognize gain or loss upon the receipt of the assets of the acquired Portfolio. The expenses of the reorganization were borne by the Transferor Portfolio and the Acquiring Portfolio. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange on April 29, 2005.

159

John Hancock Trust

Notes to Financial Statements

ORGANIZATION OF THE TRUST, CONTINUED

		Acquired	Appreciation		Acquiring	Acquiring
		Net Asset	(Depreciation)	Shares	Portfolio	Portfolio Total
		Value of the	of Transferor	Issued by	Net Assets	Net Assets
		Transferor	Portfolio’s	Acquiring	Prior to	After
Acquiring Portfolio	Transferor Portfolio	Portfolio	investments	Portfolio	Combination	Combination

500 Index B	Equity Index*	$75,352,549	($5,863,974)	5,116,534	$820,850,438	$896,202,987

*Formerly series of JHT
See Note 7 for capital shares issued in connection with the above referenced reorganization.

2. SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern time. In the case of Index Allocation, investments in underlying affiliated funds are valued at their respective net asset value each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying Portfolios’ financial statements. Short-term instruments with remaining maturities of 60 days or less are valued at amortized cost and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Investments in State Street Navigator Securities Lending Prime Portfolio are valued at their net asset value each business day. All other securities held by the Portfolios are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Portfolio securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Other assets and securities for which no such quotations are readily available are valued at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of trading on the New York Stock Exchange. The values of such securities used in computing the net asset value of a Portfolio’s shares are generally determined as of such times. Occasionally, significant events that affect the values of such securities may occur between the times at which such values are generally determined and the close of the New York Stock Exchange. Upon such an occurrence, these securities will be valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

In deciding whether to make a fair value adjustment to the price of a security, the Board of Trustees or their designee may review a variety of factors including developments in foreign markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Portfolios may also fair value securities in other situations, for example, when a particular foreign market is closed but the Portfolio is calculating the net asset value. In view of these factors, it is likely that Portfolios investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than Portfolios investing significant amounts of assets in frequently traded, U.S. exchange listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to Portfolios that invest in securities in foreign markets that close prior to the New York Stock Exchange, the Portfolios will, on an ongoing basis, monitor for “significant market events.” A significant market event may be a certain percentage change in the value of an index or of certain Exchange Traded Funds that track foreign markets in which Portfolios have significant investments. If a significant market event occurs due to a change in the value of the index or of Exchange Traded Funds, the pricing for all Portfolios that invest in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the net asset value of such Portfolios will be recommended to the Trust’s Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the net asset value of a Portfolio’s shares reflects the value of the Portfolio’s securities as of the close of the New York Stock Exchange (as opposed to a value which is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of a Portfolio at deflated prices, reflecting stale security valuations and to promptly sell such shares at a gain. However, a security’s valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

Repurchase Agreements Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Foreign Currency Transactions The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of securities, other assets and other liabilities at the current rate of exchange, at period end, of such currencies against U.S. dollars; and

(ii) purchases and sales of securities, income and expenses at the rate of exchange quoted on the respective dates of such transactions.

160

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Certain Portfolios may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation.

Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in securities of domestic companies and the U. S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of the United States.

Security Transactions and Related Investment Income Investment security and underlying affiliated funds transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. In the case of Index Allocation, dividend income is recorded by the underlying affiliated funds on the ex-dividend date. Foreign dividends are recorded on the ex-date or as soon after the ex-date as the Portfolio becomes aware of such dividends, net of all taxes. Discounts/premiums are accreted/amortized for financial reporting purposes. Non-cash dividends are recorded at the fair market value of the securities received. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful, based upon consistently applied procedures.

Inflation indexed securities are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based upon the principal value, which is adjusted for inflation. Principal of inflation index protected securities is increased or decreased by the rate of change in the Consumer Price Index. Interest income includes accretion of discounts and amortization of premiums as well as accretion or amortization of principal of inflation index protected securities.

From time to time, certain of the Portfolios may invest in Real Estate Investment Trusts (“REITs”) and, as a result, will estimate the components of distributions from these securities. Distributions from REITs received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain.

The Portfolios use specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations All income, expenses (except class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

Expense Allocation Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. Expenses in Index Allocation’s Statements of Operations reflect the expenses of the Portfolio and do not include any indirect expenses related to the underlying funds. Because the underlying funds have varied expense levels and Index Allocation may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolio will vary.

Securities Lending All Portfolios may lend securities in amounts up to 33 1 / 3 % of each Portfolio’s total non-cash assets to brokers, dealers and other financial institutions, provided such loans are callable at any time and are at all times fully secured by cash, cash equivalents or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, marked to market to the value of the loaned securities on a daily basis. The Portfolios may bear the risk of delay in recovery of, or even of rights in, the securities loaned should the borrower of the securities fail financially. Consequently, loans of Portfolio securities will only be made to firms deemed by the subadviser to be creditworthy. The Portfolios receive compensation for lending their securities either in the form of fees or by retaining a portion of interest on the investment of any cash received as collateral. Cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio.

All collateral received will be in an amount equal to at least 100% of the market value of the loaned securities and is intended to be maintained at that level during the period of the loan. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio the next business day. During the loan period, the Portfolio continues to retain rights of ownership, including dividends and interest of the loaned securities. At December 31, 2006, the values of securities loaned, cash and securities collateral were as follows:

PORTFOLIO	VALUE OF SECURITIES LOANED	VALUE OF CASH COLLATERAL	VALUE OF SECURITIES COLLATERAL

500 Index	$39,120,134	$40,095,694	—
500 Index B	41,393,128	42,374,624	—
Bond Index B	38,130,553	38,537,753	$366,829
International Equity Index A	39,929,264	41,857,910	26,902
International Equity Index B	58,048,698	60,965,224	—
Mid Cap Index	95,365,106	97,673,600	—
Small Cap Index	112,466,811	115,667,007	—
Total Stock Market Index	38,848,691	39,853,009	—

Futures All Portfolios may purchase and sell financial futures contracts and options on those contracts. The Portfolios invest in contracts based on financial instruments such as U.S. Treasury Bonds or Notes on securities indices such as the S&P 500 Index, in order to hedge against a decline in the value of securities owned by the Portfolios.

161

John Hancock Trust

Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Upon entering into futures contracts, a Portfolio is required to deposit with a broker an amount, termed the initial margin, which typically represents a certain percentage of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made, cash is required to be paid to or released by the broker and the Portfolio realizes a gain or loss.

When a Portfolio sells a futures contract based on a financial instrument, the Portfolio becomes obligated to deliver that kind of instrument at an agreed upon date for a specified price. The Portfolio realizes a gain or loss depending on whether the price of an offsetting purchase is less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase. The Portfolio could be exposed to risks if it could not close out futures positions because of an illiquid secondary market or the inability of counterparties to meet the terms of their contracts. Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade.

The following is a summary of open futures contracts at December 31, 2006:

					UNREALIZED
FUND	OPEN CONTRACTS	NUMBER OF CONTRACTS	POSITION	EXPIRATION DATE	APPRECIATION (DEPRECIATION)

500 Index	S&P 500 Index	54	Long	Mar 2007	$77,189

					$77,189

500 Index B	S&P 500 Index	93	Long	Mar 2007	$167,780

					$167,780

International Equity Index A	CAC 40 10 Euro Index	12	Long	Mar 2007	$15,730
	DAX Index	2	Long	Mar 2007	7,946
	EOE Dutch Stock Index	2	Long	Jan 2007	7,890
	FTSE 100 Index	15	Long	Mar 2007	4,801
	Hang Seng Stock Index	1	Long	Jan 2007	4,231
	IBEX 35 Index	3	Long	Jan 2007	(4,131)
	MSCI Taiwan Stock Index	5	Long	Jan 2007	3,082
	OMX 30 Stock Index	15	Long	Jan 2007	3,978
	S&P Canada 60 Index	3	Long	Mar 2007	516
	S&P/MIB 30 Index	2	Long	Mar 2007	6,525
	SPI 200 Index	3	Long	Mar 2007	4,328
	Topix Index	12	Long	Mar 2007	78,669

					$133,565

International Equity Index B	CAC 40 10 Euro Index	8	Long	Mar 2007	$10,487
	DAX Index	2	Long	Mar 2007	7,946
	EOE Dutch Stock Index	3	Long	Jan 2007	11,835
	FTSE 100 Index	12	Long	Mar 2007	7,366
	Hang Seng Stock Index	2	Long	Jan 2007	8,744
	IBEX 35 Index	1	Long	Jan 2007	(1,377)
	MSCI Taiwan Stock Index	7	Long	Jan 2007	4,230
	OMX 30 Stock Index	15	Long	Jan 2007	3,978
	S&P Canada 60 Index	2	Long	Mar 2007	345
	S&P/MIB 30 Index	1	Long	Mar 2007	3,263
	SPI 200 Index	2	Long	Mar 2007	2,734
	Topix Index	12	Long	Mar 2007	78,669

					$138,220

Mid Cap Index	S&P Mid Cap 400 Index	68	Long	Mar 2007	($214,733)

					($214,733)

Small Cap Index	Russell 2000 Index	42	Long	Mar 2007	($22,845)

					($22,845)

Total Stock Market Index	Russell 2000 Index	1	Long	Mar 2007	($2,382)
	S&P 500 Index	4	Long	Mar 2007	1,947
	S&P Mid Cap 400 Index	1	Long	Mar 2007	(6,596)

					($7,031)

Forward Foreign Currency Contracts All Portfolios may purchase and sell forward foreign currency contracts in order to hedge a specific transaction or Portfolio position. Forward foreign currency contracts are valued at forward foreign currency exchange rates and marked to market daily. Net realized gains (losses) on foreign currency and forward foreign currency contracts shown in the Statements of Operations include net gains or losses realized by a Portfolio on contracts that have matured.

162

John Hancock Trust
Notes to Financial Statements

SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

The net U.S. dollar value of foreign currency underlying all contractual commitments held at the end of the period, the resulting net unrealized appreciation (depreciation) and related net receivable or payable amount are determined using forward foreign currency exchange rates supplied by a quotation service. The Portfolios could be exposed to risks in excess of amounts recognized on the Statements of Assets and Liabilities if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the forward foreign currency contract changes unfavorably.

At December 31, 2006, certain Portfolios entered into forward foreign currency contracts, which contractually obligate the Portfolios to deliver currencies at future dates. Open forward foreign currency contracts at December 31, 2006, were as follows:

				UNREALIZED
		PRINCIPAL AMOUNT	SETTLEMENT	APPRECIATION
PORTFOLIO	CURRENCY	COVERED BY CONTRACT	DATE	(DEPRECIATION)

International Equity Index A	Buys

	Australian Dollar	371,000	Mar 2007	$2,805
	Canadian Dollar	387,000	Mar 2007	(4,574)
	Euro	1,730,000	Mar 2007	(2,858)
	Hong Kong Dollar	788,000	Mar 2007	(179)
	Japanese Yen	185,000,000	Mar 2007	(19,566)
	Pound Sterling	912,000	Mar 2007	(11,435)
	Swedish Krona	1,400,000	Mar 2007	(1,490)

				($37,297)

International Equity Index B	Buys

	Australian Dollar	247,000	Mar 2007	$1,868
	Canadian Dollar	254,000	Mar 2007	(3,002)
	Euro	1,216,000	Mar 2007	(2,009)
	Hong Kong Dollar	1,766,000	Mar 2007	(401)
	Japanese Yen	185,000,000	Mar 2007	(19,566)
	Pound Sterling	798,000	Mar 2007	(10,006)
	Swedish Krona	1,400,000	Mar 2007	(1,490)

				($34,606)

Federal Income Taxes Each Portfolio’s policy is to qualify as a “regulated investment company” by complying with the applicable provisions of the Internal Revenue Code, and will not be subject to federal income tax. Therefore, no federal income tax provision is required.

New Accounting Pronouncements In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolios’ financial statements. The Portfolios will implement this pronouncement no later than June 29, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and its impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statements.

Distribution of Income and Gains The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Portfolios with respect to each class of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each class. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Fund’s financial statements as a return of capital.

Capital Accounts The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

163

John Hancock Trust

Notes to Financial Statements

3. INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Trust’s Board of Trustees. As compensation for its services, the Adviser receives an advisory fee from the Trust. Advisory fees charged to each Portfolio were as follows:

	First		Excess over
	$500 million		$500 million
	of Aggregate		of Aggregate
Portfolio	Net Assets*		Net Assets*

500 Index	0.470%		0.460%

			Between
	First		$100 million	Excess over
	$100 million		and $500 million	$500 million
	of Aggregate		of Aggregate	of Aggregate
Portfolio	Net Assets*		Net Assets*	Net Assets*

500 Index B	0.470%		0.470%	0.460%
International Equity Index B	0.550		0.530	0.530

Portfolio	All Aggregate Net Assets Level*

Bond Index A		0.470%
Bond Index B		0.470
Index Allocation		0.050

	First		Excess over
	$100 million		$100 million
	of Aggregate		of Aggregate
Portfolio	Net Assets*		Net Assets*

International Equity Index A	0.550%		0.530%

			Between
Portfolio	First		$250 million	Excess over
	$250 million		and $500 million	$500 million
	of Aggregate		of Aggregate	of Aggregate
	Net Assets*		Net Assets*	Net Assets*

Mid Cap Index	0.490%		0.480%	0.460%
Small Cap Index	0.490		0.480	0.460
Total Stock Market Index	0.490		0.480	0.460

*Aggregate Net Assets include not only the net assets of a particular series of the Trust but also include the net assets of a similar series of John Hancock Funds II. John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

Expense Reimbursement Pursuant to the Advisory Agreement, the Adviser reimburses the Portfolios for expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolios’ business) incurred in excess of, on an annualized basis, 0.05% of the average daily net assets of 500 Index and International Equity Index A, 0.075% of the average daily net assets of Bond Index A, Mid Cap Index, Small Cap Index and Total Stock Market Index. This voluntary expense reimbursement may be terminated at any time by the Adviser upon notice to the Trust.

In the case of 500 Index B, Bond Index B and International Equity Index B, the Adviser has agreed to waive its advisory fee in an amount so that the annual operating expenses do not exceed 0.25%, 0.25% and 0.34%, respectively. The Adviser’s obligation to provide the expense cap with respect to a particular portfolio will remain in effect until May 1, 2007, and will terminate after that date only if the Trust, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.

In the case of Index Allocation, the Adviser has agreed that if total expenses (absent reimbursement) exceed 0.02% of the average daily net assets, the Adviser would reimburse expenses by an amount such that the total expenses of the Portfolio equal 0.02% . For purposes of the expense reimbursement, total expenses would include the advisory fee but exclude the expenses of the underlying funds and Rule 12b-1 fees. This voluntary expense reimbursement may be terminated at any time after May 1, 2007.

In the case of Series III, the Adviser voluntarily agreed to reimburse 100% of the class-specific Blue Sky and Transfer Agent fees. Series III shares were terminated on October 4, 2006.

In addition, the Adviser voluntarily agreed to waive a portion of its advisory fee for 500 Index, Bond Index A, Index Allocation, International Equity Index A, Mid Cap Index, Small Cap Index and Total Stock Market Index in the amount of $18,107, $2,954, $48,796, $872, $336, $934, and $882, respectively.

164

John Hancock Trust
Notes to Financial Statements

INVESTMENT ADVISORY AND OTHER AGREEMENTS, CONTINUED

Fund Administration Fees The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

Distribution Plans In accordance with Rule 12b-1 of the Investment Company Act of 1940, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD is a Delaware limited liability company controlled by John Hancock USA and it serves as principal underwriter and distributor of the variable contracts issued by John Hancock USA, John Hancock New York JHLICO and JHVLICO. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. Accordingly, the Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net asset value and 0.25% of Series II average daily net asset value.

4. TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

5. GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6. LINE OF CREDIT All Portfolios of the Trust described in this Annual Report except for Index Allocation, International Equity Index A and International Equity Index B have entered into an agreement which enables them to participate in a $100 million unsecured committed line of credit with State Street Corporation. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50% . In addition, a commitment fee of 0.07% per annum, payable at the end of each calendar quarter, based on the average daily-unused portion of the line of credit, is charged to each participating Portfolio on a prorated basis based on average net assets. For the period ended December 31, 2006, there were no borrowings under the line of credit.

7. CAPITAL SHARES Share activity for the Portfolios for the years or periods ended December 31, 2006 and December 31, 2005 were as follows:

500 Index Trust		Year ended 12-31-06			Year ended 12-31-05[a]
	Shares		Amount	Shares		Amount

Series I shares
Sold	15,758,830		$175,316,065	3,898,824		$40,558,840
Distributions reinvested	942,504		10,433,522	1,657,965		16,877,805
Repurchased	(10,905,162)		(122,914,558)	(10,026,556)		(104,869,448)
Net increase (decrease)	5,796,172		$62,835,029	(4,469,767)		($47,432,803)

Series II shares
Sold	480,777		$5,544,191	1,340,813		$13,888,652
Distributions reinvested	87,501		964,264	186,922		1,895,421
Repurchased	(3,331,824)		(37,375,845)	(3,413,169)		(35,355,696)
Net increase (decrease)	(2,763,546)		($30,867,390)	(1,885,434)		($19,571,623)

Series III shares
Sold	18,937		$209,251	217,552		$2,257,392
Distributions reinvested	2,707		29,867	3,942		40,051
Repurchased	(428,750)		(4,639,191)	(70,322)		(735,410)
Net increase (decrease)	(407,106)		($4,400,073)	151,172		$1,562,033

Series NAV shares
Sold	7,085,539		$79,396,638	23,732,163		$246,401,519
Distributions reinvested	271,012		3,000,102	—		—
Repurchased	(27,936,832)		(315,128,226)	(56)		(588)
Net increase (decrease)	(20,580,281)		($232,731,486)	23,732,107		$246,400,931

Net increase (decrease)	(17,954,761)		($205,163,920)	17,528,078		$180,958,538

a Series NAV shares began operations on 10-27-05.

500 Index Trust B		Year ended 12-31-06			Year ended 12-31-05
	Shares		Amount	Shares		Amount

Series NAV shares
Sold	3,346,516		$57,861,662	16,891,153		$250,837,038
Issued in reorganization (Note 1)	—		—	5,116,534		75,352,549
Capital contributions[a]	—		26,728	—		—
Distributions reinvested	783,848		12,737,525	1,128,785		17,285,486
Repurchased	(10,058,509)		(167,553,881)	(7,774,203)		(119,697,105)

Net increase (decrease)	(5,928,145)		($96,927,966)	15,362,269		$223,777,968

a Refer to payment made by affiliate footnote 1.

165

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Bond Index Trust A		Year ended 12-31-06[a]
	Shares		Amount

Series I shares
Sold	4,088,008		$51,129,017
Distributions reinvested	132,368		1,662,547
Repurchased	(2,968)		(38,159)
Net increase (decrease)	4,217,408		$52,753,405

Series NAV shares
Sold	2,552,231		$32,363,181
Distributions reinvested	82,070		1,032,435
Repurchased	(22,944)		(292,236)
Net increase (decrease)	2,611,357		$33,103,380

Net increase (decrease)	6,828,765		$85,856,785

a Period from 2-10-06 (commencement of operations) to 12-31-06.

Bond Index Trust B		Year ended 12-31-06			Year ended 12-31-05
	Shares		Amount	Shares		Amount

Series NAV shares
Sold	1,513,190		$15,129,460	1,595,958		$15,969,921
Distributions reinvested	630,948		6,113,891	308,869		3,081,961
Repurchased	(4,113,934)		(40,942,695)	(4,073,936)		(40,894,323)

Net increase (decrease)	(1,969,796)		($19,699,344)	(2,169,109)		($21,842,441)

Index Allocation Trust		Year ended 12-31-06[a]
	Shares		Amount

Series II shares
Sold	8,211,004		$104,503,637
Distributions reinvested	91,377		1,213,137
Repurchased	(115,132)		(1,466,101)

Net increase (decrease)	8,187,249		$104,250,673

a Period from 2-10-06 (commencement of operations) to 12-31-06.

International Equity Index Trust		Period from 1-1-05 to 4-29-05[a]
	Shares		Amount

Series I shares
Sold	1,141,073		$18,624,496
Distributions reinvested	619,587		8,976,344
Transferred out (Note 1)	(6,239,857)		(89,961,587)
Repurchased	(257,179)		(4,158,843)
Net increase (decrease)	(4,736,376)		($66,519,590)

Series II shares
Sold	241,807		$3,947,913
Distributions reinvested	182,286		2,637,912
Transferred out (Note 1)	(1,859,785)		(26,808,028)
Repurchased	(138,494)		(2,241,711)
Net increase (decrease)	(1,574,186)		($22,463,914)

Series NAV shares
Sold	1,554,164		$25,595,120
Distributions reinvested	1,540,340		22,188,657
Transferred out (Note 1)	(15,002,326)		(214,637,507)
Repurchased	(373,904)		(6,112,681)
Net increase (decrease)	(12,281,726)		($172,966,411)

Net increase (decrease)	(18,592,288)		($261,949,915)

a Effective after the close of business on 4-29-05, former VST International Equity Index Fund reorganized into two separate Portfolios: Series I and Series II that were transferred to newly formed International Equity Index A and Series NAV that were transferred to newly formed International Equity Index B. See Note 1.

166

John Hancock Trust

Notes to Financial Statements

CAPITAL SHARES, CONTINUED
International Equity Index Trust A		Year ended 12-31-06[a]			Year ended 12-31-05[b,c]
	Shares		Amount	Shares		Amount

Series I shares
Sold	4,390,652		$83,068,104	1,169,659		$17,938,016
Transferred in (Note 1)[c]	—		—	6,239,857		89,961,587
Distributions reinvested	140,344		2,608,992	—		—
Repurchased	(320,993)		(5,780,926)	(336,035)		(5,171,188)
Net increase (decrease)	4,210,003		$79,896,170	7,073,481		$102,728,415

Series II shares
Sold	564,076		$10,396,610	456,873		$6,841,419
Transferred in (Note 1)[c]	—		—	1,859,785		26,808,028
Distributions reinvested	32,728		608,081	—		—
Repurchased	(497,529)		(9,305,115)	(329,801)		(5,149,507)
Net increase (decrease)	99,275		$1,699,576	1,986,857		$28,499,940

Series III shares
Sold	149		$2,789	2,871		$46,005
Distributions reinvested	37		696	—		—
Repurchased	(3,057)		(53,794)	—		—
Net increase (decrease)	(2,871)		($50,309)	2,871		$46,005

Series NAV shares
Sold	791,916		$15,003,735	—		—
Distributions reinvested	1,714		31,850	—		—
Repurchased	(17,381)		(338,137)	—		—
Net increase (decrease)	776,249		$14,697,448	—		—

Net increase (decrease)	5,082,656		$96,242,885	9,063,209		$131,274,360

a Series NAV shares began operations on 2-10-2006.

b Period from 4-30-05 to 12-31-05.

c Effective after the close of business on 4-29-05, former VST International Equity Index Fund reorganized into two separate Portfolios: Series I and Series II that were transferred to newly formed International Equity Index A and Series NAV that were transferred to newly formed International Equity Index B. See Note 1.

International Equity Index Trust B		Year ended 12-31-06			Year ended 12-31-05
	Shares		Amount	Shares		Amount

Series I shares
Sold	—		—	1,141,073		$18,624,496
Transferred out (Note 1)[a]	—		—	(6,239,857)		(89,961,587)
Distributions reinvested	—		—	619,587		8,976,344
Repurchased	—		—	(257,179)		(4,158,843)
Net increase (decrease)	—		—	(4,736,376)		($66,519,590)

Series II shares
Sold	—		—	241,807		$3,947,913
Transferred out (Note 1)[a]	—		—	(1,859,785)		(26,808,028)
Distributions reinvested	—		—	182,286		2,637,912
Repurchased	—		—	(138,494)		(2,241,711)
Net increase (decrease)	—		—	(1,574,186)		($22,463,914)

Series NAV shares
Sold	2,785,630		$52,229,421	12,295,426		$189,088,433
Capital contributions[b]	—		2,611,555	—		—
Distributions reinvested	421,887		7,788,027	1,540,340		22,188,657
Repurchased	(7,842,039)		(149,058,067)	(1,522,393)		(23,877,363)
Net increase (decrease)	(4,634,522)		($86,429,064)	12,313,373		$187,399,727

Net increase (decrease)	(4,634,522)		($86,429,064)	6,002,811		$98,416,223

a Effective after the close of business on 4-29-05, International Equity Index, formerly a series of VST, reorganized into two separate Portfolios of the John Hancock Trust: International Equity Index A and International Equity Index B. See Note 1 to the financial statements.

b Refer to payment made by affiliate footnote 1.

167

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Mid Cap Index Trust		Year ended 12-31-06			Year ended 12-31-05[a]
	Shares		Amount	Shares		Amount

Series I shares
Sold	9,052,946		$162,963,576	1,798,567		$30,277,133
Issued in Reorganization (Note 1)	188,433		3,568,421	—		—
Distributions reinvested	646,237		11,774,443	476,699		7,617,625
Repurchased	(2,075,686)		(37,362,663)	(1,222,813)		(20,581,886)
Net increase	7,811,930		$140,943,777	1,052,453		$17,312,872

Series II shares
Sold	214,518		$3,984,229	508,979		$8,586,045
Issued in Reorganization (Note 1)	2,098,991		39,580,353	—		—
Distributions reinvested	169,642		3,082,400	137,891		2,197,962
Repurchased	(1,674,440)		(30,928,678)	(680,335)		(11,444,523)
Net increase (decrease)	808,711		$15,718,304	(33,465)		($660,516)

Series III shares
Sold	3,918		$73,786	39,347		$664,199
Distributions reinvested	3,515		63,769	1,940		30,877
Repurchased	(79,997)		(1,391,540)	(19,589)		(329,969)
Net increase (decrease)	(72,564)		($1,253,985)	21,698		$365,107

Series NAV shares
Sold	18,640,919		$348,419,220	4,247,668		$71,127,332
Issued in Reorganization (Note 1)	9,077,036		171,964,958	—		—
Distributions reinvested	246,539		4,491,932	—		—
Repurchased	(95,676)		(1,730,773)	(128,587)		(2,133,162)
Net increase	27,868,818		$523,145,337	4,119,081		$68,994,170

Net increase	36,416,895		$678,553,433	5,159,767		$86,011,633

a Series NAV shares began operations on 4-29-05.

Small Cap Index Trust		Year ended 12-31-06			Year ended 12-31-05[a]
	Shares		Amount	Shares		Amount

Series I shares
Sold	2,247,113		$34,140,076	1,511,436		$21,581,630
Capital contributions[b]	—		26,992	—		—
Distributions reinvested	418,145		6,661,052	546,754		7,381,178
Repurchased	(1,261,424)		(17,708,997)	(1,336,799)		(19,179,561)
Net increase (decrease)	1,403,834		$23,119,123	721,391		$9,783,247

Series II shares
Sold	170,594		$2,723,406	505,628		$7,105,859
Capital contributions[b]	—		5,747	—		—
Distributions reinvested	102,910		1,634,209	150,220		2,023,475
Repurchased	(786,101)		(12,453,814)	(746,347)		(10,607,957)
Net increase (decrease)	(512,597)		($8,090,452)	(90,499)		($1,478,623)

Series III shares
Sold	16,926		$272,363	47,085		$678,308
Distributions reinvested	2,176		34,471	3,237		43,510
Repurchased	(100,828)		(1,506,993)	(36,086)		(521,489)
Net increase (decrease)	(81,726)		($1,200,159)	14,236		$200,329

Series NAV shares
Sold	4,419,533		$70,899,054	6,456,609		$88,447,189
Capital contributions[b]	—		20,126	—		—
Distributions reinvested	219,017		3,491,132	—		—
Repurchased	(331,304)		(5,207,178)	(220,753)		(3,191,294)
Net increase (decrease)	4,307,246		$69,203,134	6,235,856		$85,255,895

Net increase (decrease)	5,116,757		$83,031,646	6,880,984		$93,760,848

a Series NAV shares began operations on 4-29-05.
b Refer to payment made by affiliate footnote 1.

168

John Hancock Trust
Notes to Financial Statements

CAPITAL SHARES, CONTINUED

Total Stock Market Index Trust		Year ended 12-31-06			Year ended 12-31-05[a]
	Shares		Amount	Shares		Amount

Series I shares
Sold	2,249,711		$26,618,976	2,503,510		$27,713,985
Capital contributions[b]	—		20,738	—		—
Distributions reinvested	262,400		3,119,937	183,938		1,971,763
Repurchased	(1,630,799)		(19,060,439)	(1,292,025)		(14,334,508)
Net increase (decrease)	881,312		$10,699,212	1,395,423		$15,351,240

Series II shares
Sold	267,554		$3,215,349	563,763		$6,178,502
Capital contributions[b]	—		3,251	—		—
Distributions reinvested	43,508		515,574	30,972		331,096
Repurchased	(739,283)		(8,797,074)	(665,103)		(7,331,557)
Net increase (decrease)	(428,221)		($5,062,900)	(70,368)		($821,959)

Series III shares
Sold	3,855		$45,828	46,903		$512,259
Distributions reinvested	517		6,106	171		1,825
Repurchased	(43,635)		(502,951)	(10,118)		(112,960)
Net increase (decrease)	(39,263)		($451,017)	36,956		$401,124

Series NAV shares
Sold	153,159		$1,870,733	17,846,939		$186,030,492
Capital contributions[b]	—		13,898	—		—
Distributions reinvested	211,466		2,514,331	—		—
Repurchased	(2,915,198)		(35,312,535)	(3,150,735)		(34,796,714)
Net increase (decrease)	(2,550,573)		($30,913,573)	14,696,204		$151,233,778

Net increase (decrease)	(2,136,745)		($25,728,278)	16,058,215		$166,164,183

a Series NAV shares began operations on 4-29-05.

b Refer to payment made by affiliate footnote 1.

8. INVESTMENT TRANSACTIONS The following summarizes the securities transactions (except for short-term investments) for the Portfolios for the period ended December 31, 2006:

		PURCHASES			SALES AND MATURITIES
PORTFOLIO	U.S. GOVERNMENT		OTHER ISSUERS	U.S. GOVERNMENT		OTHER ISSUERS
500 Index	—		$205,105,867	$2,000,000		$393,966,551
500 Index B	—		60,727,628	—		165,704,348
Bond Index A	$217,098,900		24,560,961	156,207,115		564,856
Bond Index B	175,245,579		3,707,752	174,345,571		12,701,855
Index Allocation	—		105,672,872	—		1,518,258
International Equity Index A	—		117,162,863	—		18,635,525
International Equity Index B	—		76,380,873	—		148,344,805
Mid Cap Index	—		724,611,019	1,600,000		75,286,553
Small Cap Index Trust	992,344		180,354,006	2,000,000		99,951,042
Total Stock Market Index	—		9,729,172	—		19,210,824

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was as follows:

						NET UNREALIZED
	AGGREGATE		UNREALIZED	UNREALIZED		APPRECIATION/
PORTFOLIO	COST		APPRECIATION	(DEPRECIATION)		(DEPRECIATION)
500 Index	$1,264,579,468		$305,452,656	($52,476,389)		$252,976,267
500 Index B	1,029,119,979		217,648,778	(46,214,972)		171,433,806
Bond Index A	84,771,332		610,250	(336,229)		274,021
Bond Index B	199,209,287		2,161,564	(2,525,397)		(363,833)
Index Allocation	104,198,648		5,562,193	(257,950)		5,304,243
International Equity Index A	279,073,918		62,834,473	(2,022,443)		60,812,030
International Equity Index B	379,457,502		103,863,864	(3,342,381)		100,521,483
Mid Cap Index	1,082,067,731		92,709,416	(18,742,026)		73,967,390
Small Cap Index	507,533,863		94,864,125	(17,720,049)		77,144,076
Total Stock Market Index	381,824,245		102,050,245	(9,253,371)		92,796,874

169

John Hancock Trust

Notes to Financial Statements

9. INVESTMENT IN AFFILIATED UNDERLYING FUNDS Index Allocation invests primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolio does not invest in the underlying funds for the purpose of exercising management or control. At December 31, 2006, a summary of Index Allocation Portfolio’s transactions in the securities of affiliated issuers is set forth below:

		BEGINNING			ENDING
	AFFILIATE —	SHARE	SHARES	SHARES	SHARE	SALE	ENDING
PORTFOLIO	SERIES NAV	AMOUNT	PURCHASED	SOLD	AMOUNT	PROCEEDS	VALUE

Index Allocation
	500 Index	—	3,192,612	40,802	3,151,810	$460,555	$38,326,012
	Bond Index A	—	2,634,301	22,944	2,611,357	292,236	32,850,867
	International Equity Index A	—	793,631	17,382	776,249	338,136	16,425,434
	Mid Cap Index	—	592,197	11,280	580,917	200,553	10,950,289
	Small Cap Index	—	659,606	14,713	644,893	226,779	10,950,289

10. FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles. Income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for futures and options transactions, foreign currency transactions, paydowns, market discount on debt securities, losses deferred with respect to wash sales, investments in passive foreign investment companies, equalization debits, and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2006, were as follows:

		UNDISTRIBUTED	UNREALIZED
	UNDISTRIBUTED	LONG TERM	APPRECIATION	CAPITAL LOSS
PORTFOLIO	ORDINARY INCOME	CAPITAL GAINS	(DEPRECIATION)	CARRYFORWARD

500 Index	$19,633,495	—	$252,976,267	($33,480,842)
500 Index B	18,884,088	—	171,433,806	(23,233,315)
Bond Index A	—	—	126,590	(211,469)
Bond Index B	8,671,685	—	(609,717)	(1,977,094)
Index Allocation	—	—	5,304,243	—
International Equity Index A	7,392,790	$3,590,196	60,954,467	—
International Equity Index B	41,073,007	8,966,209	100,672,943	—
Mid Cap Index	8,696,098	19,457,140	73,967,304	—
Small Cap Index	8,154,729	25,854,040	77,144,076	—
Total Stock Market Index	6,304,883	3,315,940	92,796,869	—

The tax character of distributions paid during 2006 and 2005 was as follows:

		2006 DISTRIBUTIONS				2005 DISTRIBUTIONS

	ORDINARY	LONG TERM	RETURN		ORDINARY	LONG TERM	RETURN OF
PORTFOLIO	INCOME	CAPITAL GAINS	OF CAPITAL	TOTAL	INCOME	CAPITAL GAINS	CAPITAL	TOTAL

500 Index	$14,427,755	—	—	$14,427,755	$18,813,277	—	—	$18,813,277
500 Index B	12,737,525	—	—	12,737,525	4,927,764	$12,357,722	—	17,285,486
Bond Index A	2,694,982	—	—	2,694,982	—	—	—	—
Bond Index B	6,113,891	—	—	6,113,891	3,081,961	—	—	3,081,961
Index Allocation	1,060,112	$85,741	$67,284	1,213,137	—	—	—	—
International Equity Index A	3,249,619	—	—	3,249,619	—	—	—	—
International Equity Index B	7,788,027	—	—	7,788,027	—	—	—	—
Mid Cap Index	3,427,794	15,984,750	—	19,412,544	2,645,112	7,201,352	—	9,846,464
Small Cap Index	1,796,730	10,024,134	—	11,820,864	2,504,298	6,943,865	—	9,448,163
Total Stock Market Index	4,011,405	2,144,543	—	6,155,948	2,304,684	—	—	2,304,684

At December 31, 2006, capital loss carryforwards available to offset future realized gains were approximately:

			CAPITAL LOSS CARRYFORWARDS

Portfolio	2008	2009	2010	2011	2012	2013	2014

500 Index	—	—	$30,724,734	$1,600	—	$2,754,508	—
500 Index B	$352,896	$19,404,633	78,569	—	—	557,119	$2,840,098
Bond Index A	—	—	—	—	—	—	(211,469)
Bond Index B	—	—	—	—	—	(480,078)	(1,497,016)
Index Allocation	—	—	—	—	—	—	—
International Equity Index A	—	—	—	—	—	—	—
International Equity Index B	—	—	—	—	—	—	—
Mid Cap Index	—	—	—	—	—	—	—
Small Cap Index	—	—	—	—	—	—	—
Total Stock Market Index	—	—	—	—	—	—	—

170

PricewaterhouseCoopers LLP
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2006 and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated (except as noted in the last paragraph of this report), in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

The financial highlights for the periods ending on or before December 31, 2004 for 500 Index Trust B, Bond Index B, International Equity Index B, and International Equity Index A, were audited by other auditors whose report dated February 21, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

March 1, 2007

171

John Hancock Trust
Results of The Special Meetings of Shareholders

On November 30, 2006, a special meeting of Shareholders of the John Hancock Trust (the “Trust”) was held at 601 Congress Street, Boston, MA at 10 a.m. Eastern time for the purpose of considering and voting upon:

Proposal 1 Approval of Agreement and Plan of Reorganization (the “Plan”) providing for the combination of Mid Cap Core Trust into the Mid Cap Index Trust. (Only Shareholders of the Mid Cap Core Trust voted on Proposal 1.)

At the meeting, the proposal was approved by shareholders of the Portfolio. The number of votes cast FOR or AGAINST or which ABSTAINED from voting is set forth below for the proposal:

		Shares

PORTFOLIO	FOR	AGAINST	ABSTAINED

Proposal 1

Mid Cap Core Trust	17,251,054	1,156,385	1,293,818

172

John Hancock Trust
Trustees and Officers Information (Unaudited)

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Principal Occupation(s) and
Name, Address and Year of Birth	Position with the Trust[1]	Other Directorships During Past Five Years

Charles L. Bardelis	Trustee	Director, Island Commuter Corp. (marine transport).
601 Congress Street	(since 1988)
Boston, MA 02210		Trustee of John Hancock Funds II (since 2005).
Born: 1941

Peter S. Burgess	Trustee	Consultant (financial, accounting and auditing matters) (since 1999).
601 Congress Street	(since 2005)	Certified Public Accountant; Partner; Arthur Andersen (prior to 1999).
Boston, MA 02210
Born: 1942		Director of the following publicly traded companies: PMA Capital
Corporation (since 2004) and Lincoln Educational Services
Corporation (since 2004).

Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook	Trustee	Expressive Arts Therapist, Massachusetts General Hospital
601 Congress Street	(since 2005)[2]	(September 2001 to present); Expressive Arts Therapist, Dana Farber
Boston, MA 02210		Cancer Institute (September 2000 to January 2004); President, The
Born: 1937		Advertising Club of Greater Boston.

Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan	Trustee	Associate Professor, The Graduate School of the Wallace E. Carroll
601 Congress Street	(since 2005)[2]	School of Management, Boston College.
Boston, MA 02210
Born: 1945		Trustee of John Hancock Funds II (since 2005).

James. M. Oates	Chairman	Managing Director, Wydown Group (financial consulting firm)
601 Congress Street	(since 2005)	(since 1994); Chairman, Emerson Investment Management, Inc.
Boston, MA 02210	Trustee	(since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX
Born: 1946	(since 2004)	Capital Markets, Inc.) (financial services company) (since 1997).

Director of the following publicly traded companies: Stifel Financial
(since 1996); Investors Bank and Trust Company (since 1995);
Investors Financial Services Corporation (since 1995); and
Connecticut River Bancorp (since 1998).

Trustee of John Hancock Funds II (since 2005); Director, Phoenix
Mutual Funds (since 1988).

F. David Rolwing	Trustee	Former Chairman, President and CEO, Montgomery Mutual Insurance
601 Congress Street	(since 1997)[3]	Company, 1991 to 1999. (Retired 1999).
Boston, MA 02210
Born: 1934

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3 Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

173

John Hancock Trust
Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Principal Occupation(s) and
Name, Address and Year of Birth	Position with the Trust[1]	Other Directorships During Past Five Years

James R. Boyle[2,5]	Trustee	Chairman and Director, John Hancock Advisers, LLC, The Berkeley
601 Congress Street	(since 2005)	Financial Group, LLC (holding company) and John Hancock Funds,
Boston, MA 02210		LLC.; President, John Hancock Annuities; Executive Vice President,
Born: 1959		John Hancock Life Insurance Company (since June 2004); President,
U.S. Annuities; Senior Vice President, The Manufacturers Life
Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3]	Trustee Emeritus	Retired; Former Senior Executive Vice President, Office of the President,
601 Congress Street	(since 2006)	Manulife Financial, February 2000 to March 2002 (Retired, March
Boston, MA 02210		2002); Executive Vice President and General Manager, U.S.
Born: 1938		Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange.

Keith F. Hartstein[4]	President	Senior Vice President, Manulife Financial Corporation (since 2004);
601 Congress Street	(since 2005)	Director, President and Chief Executive Officer, John Hancock
Boston, MA 02210		Advisers, LLC and The Berkeley Financial Group, LLC (“The
Born: 1956		Berkeley Group”) (holding company); Director, President and Chief
Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”);
Director, President and Chief Executive Officer, Sovereign Asset
Management Corporation (“SAMCorp.”); Director, John Hancock
Signature Services, Inc.; Director, Chairman and President, NM Capital
Management, Inc. (NM Capital) (since 2005); Chairman, Investment
Company Institute Sales Force Marketing Committee (since 2003);
Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4]	Chief Financial Officer	Senior Vice President, Manulife Financial Corporation (since 2006);
601 Congress Street	(since 2005)	Executive Vice President and Chief Financial Officer, John Hancock
Boston, MA 02210		Funds, LLC, July 2005 to present; Senior Vice President and General
Born: 1955		Manager, Fixed Annuities, John Hancock Financial Services,
September 2004 to July 2005; Executive Vice President, Operations,
Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4]	Treasurer	Senior Vice President, John Hancock Life Insurance Company (U.S.A.),
601 Congress Street	(since 2005)	January 2001 to present; Vice President, The Manufacturers Life
Boston, MA 02210		Insurance Company (U.S.A.), August 1998 to December 2000.
Born: 1956

Thomas M. Kinzler[4]	Secretary	Vice President and Counsel, John Hancock Life Insurance Company
601 Congress Street	(since 2006)	(U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock
Boston, MA 02110		Funds, John Hancock Funds II, John Hancock Funds III and John
Born: 1955		Hancock Trust (since 2006); Vice President and Associate General
Counsel, Massachusetts Mutual Life Insurance Company
(1999–2006); Secretary and Chief Legal Counsel, MML Series
Investment Fund (2000–2006); Secretary and Chief Legal Counsel,
MassMutual Institutional Funds (2000–2004); Secretary and Chief
Legal Counsel, MassMutual Select Funds and MassMutual Premier
Funds (2004–2006).

174

John Hancock Trust
Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST — CONTINUED

Principal Occupation(s) and
Name, Address and Year of Birth	Position with the Trust[1]	Other Directorships During Past Five Years

Francis V. Knox, Jr.	Chief Compliance Officer	Vice President and Chief Compliance Officer, John Hancock
601 Congress Street	(since 2005)	Investment Company, John Hancock Life Insurance Company
Boston, MA 02210		(U.S.A.), John Hancock Life Insurance Company and John Hancock
Born: 1947		Funds (since 2005); Vice President and Assistant Treasurer, Fidelity
Investments, Fidelity Group of Funds (until 2004); Vice President and
Ethics & Compliance Officer (until 2001) Fidelity Investments.

1 Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2 The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3 Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4 Affiliated with the Adviser.

5 Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter and/or certain other affiliates.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The Trust’s Form  N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

175

Management of the Trust

Trustees

James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritas
F. David Rolwing

Officers

Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours
601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTIA 2/07

John Hancock
the future is yours

John Hancock Trust

Lifestyle Trusts

Annual Report
December 31, 2006
Audited Financial Statements

0207: 1115014

John Hancock Trust
President’s Message

To Our Shareholders:

The financial markets surprised many investors in 2006 by beating their expectations. At the beginning of the year, fears abounded about rising inflation — with sky high energy prices — stronger than expected economic growth, a decline in the housing boom and more interest rate hikes from the Federal Reserve. But by June, the economic data suggested the desired “soft landing” for the economy, energy prices stabilized, corporate earnings remained strong and the Fed stopped raising rates. With that, the market took off, producing double-digit returns instead of the single-digit ones originally thought to be the best the market would do. The ascent was widespread and the Dow Jones Industrial Average set 22 records between October and year end, finishing with a 19.04% gain. The broad Standard & Poor’s 500 Index returned 15.79%, including reinvested dividends.

The bond market also turned in a solid result, registering its seventh consecutive year of positive performance. Continuing the trend of the last several years, the best performances came from the high yield sector. A healthy corporate earnings environment drove default rates down to near historical low levels and bolstered strong demand from yield-hungry investors, despite the higher risk. The broad Lehman Brothers Aggregate Bond Index returned 4.33% for the year, while the Merrill Lynch High Yield Master II Index returned 11.74%.

After such a year, we encourage investors to sit back, take stock and set some realistic expectations. While history argues for another good year (since 1945, the S&P 500 Index has always produced positive results in the third year of a presidential term) opinions are divided on the future of this more-than-four-year-old bull market.

We believe it’s wise to work with your financial professional to determine whether changes are now in order to your mix of portfolios. Even though most stock groups did well, some have had long runs of outperformance, such as small cap stocks, value stocks and real estate investment trusts. Others had truly outsized returns in 2006, such as the telecom and energy sectors, China and emerging markets — not to mention the continued outperformance in general of international markets versus the U.S. Among bonds, the high yield category has become richly valued after such a long run up. These trends argue for a look to determine if these categories now represent a larger stake in your portfolios than prudent diversification would suggest they should, based on your risk profile, investment objectives and time horizons.

Thank you for choosing John Hancock. We look forward to continuing to earn your trust as we serve your retirement, insurance and investment needs.

Sincerely,

Keith F. Hartstein
President and Chief Executive Officer

2

John Hancock Trust
Annual Report — Table of Contents

Manager’s Commentary and Portfolio Performance (See below for each Portfolio’s page #)	4–9
Shareholder Expense Example	10
Statements of Assets and Liabilities	12
Statements of Operations	14
Statements of Changes in Net Assets	16
Financial Highlights	17
Portfolio of Investments (See below for each Portfolio’s page #)	22–24
Notes to Financial Statements	25
Report of Independent Registered Public Accounting Firm	33
Trustees and Officers Information	34

Portfolio	Manager’s Commentary & Portfolio Performance	Portfolio of Investments
Lifestyle Aggressive Trust	5	22
Lifestyle Balanced Trust	6	22
Lifestyle Conservative Trust	7	22
Lifestyle Growth Trust	8	23
Lifestyle Moderate Trust	9	23

3

John Hancock Trust
Manager's Commentary and Portfolio Performance

Trust Performance

In the following pages we have set forth information regarding the performance of each Portfolio of the John Hancock Trust (the “Trust”). There are several ways to evaluate a Portfolio’s historical performance. One can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. With respect to all performance information presented, it is important to understand that past performance does not guarantee future results. Return and principal fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance Tables

The Performance Tables show two types of total return information: cumulative and average annual total returns. A cumulative total return is an expression of a Portfolio’s total change in share value in percentage terms over a set period of time — one, five and ten years (or since the Portfolio’s inception if less than the applicable period). An average annual total return takes the Portfolio’s cumulative total return for a time period greater than one year and shows what would have happened if the Portfolio had performed at a constant rate each year. The tables show all cumulative and average annual total returns, net of fees and expenses of the Trust, but do not reflect the insurance (separate account) expenses (including a possible contingent deferred sales charge) of the variable annuity and variable life products that invest in the Trust. If these were included, performance would be lower.

Graph — Change in Value of $10,000 Investment and Comparative Indices

The performance graph for each Portfolio shows the change in value of a $10,000 investment over the life or ten year period of each Portfolio, whichever is shorter. Each Portfolio’s performance is compared with the performance of one or more broad-based securities indices as a “benchmark.” All performance information includes the reinvestment of dividends and capital gain distributions, as well as the deduction of ongoing management fees and Portfolio operating expenses. The benchmarks used for comparison are unmanaged and include reinvestment of dividends and capital gains distributions, if any, but do not reflect any fees or expenses. Portfolios that invest in multiple asset classes are compared with a customized benchmark. This benchmark is comprised of a set percentage allocation from each of the asset classes in which the Portfolio invests.

Portfolio Manager’s Commentary

Finally, we have provided a commentary by each portfolio manager regarding each Portfolio’s performance during the period ended December 31, 2006. The views expressed are those of the portfolio manager as of December 31, 2006, and are subject to change based on market and other conditions. Information about a Portfolio’s holdings, asset allocation or country diversification is historical and is no indication of future portfolio composition, which will vary. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolios are not insured by the FDIC, are not a deposit or other obligation of, or guaranteed by banks and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolios, see the Trust prospectus.

“Standard & Poor’s,” “Standard & Poor’s 500” and “S&P 500” are trademarks of The McGraw-Hill Companies, Inc. “Lehman Brothers” is a registered trademark of Lehman Brothers Inc. None of the Lifestyle Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

4

Lifestyle Aggressive Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES › To achieve long-term growth of capital by investing 100% of the portfolio’s assets in other portfolios of the Trust (underlying portfolios) that invest primarily in equity securities. Current income is not a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

PORTFOLIO MANAGER’S COMMENTARY

Performance › For the year 2006, the Lifestyle Aggressive Trust Series I returned +15.46% underperforming the +15.79% return of the S&P 500 Index.

Environment › During the period, our allocation to international equities was a significant positive. International Value (Franklin Templeton) — the Portfolio’s best performer overall — and International Core (GMO) were two standouts among our large-cap international holdings. International small-cap stocks also enjoyed particularly good results as the portfolio benefited from positions in International Small Cap (Templeton) and International Small Company (Dimensional Fund Advisors).

Some of the Portfolio’s best performers during the year were U.S. large-cap value funds. In particular, Quantitative Value (MFC Global) and Equity Income (T. Rowe Price) turned in solid performance relative to the S&P 500, thanks in large part to favorable market conditions for large-cap value stocks.

Another notable positive was our 5% position in Natural Resources (Wellington). It is important to remember that while natural resource equities can be relatively volatile on a stand-alone basis, they can be excellent complements to other asset classes within a fully diversified portfolio.

During the year, a select number of our domestic large-cap blend funds underperformed in relative terms. U.S. Multi Sector (GMO) was an 8% position in the Portfolio and as a result had a relatively meaningful negative impact to performance. Core Equity (Legg Mason) also underperformed driven largely by poor returns from its internet holdings and lack of exposure to the energy sector. Large-cap growth fund Capital Appreciation (Jennison) was also a detractor, as was mid-cap blend fund Quantitative Mid Cap (MFC Global). Of final note, although the small-cap asset class provided a modestly favorable impact on performance, select holdings in this part of the market were relative laggards, including Small Company (American Century) and Small Cap (Independence).

Outlook › Global financial markets, and especially certain higher-risk asset classes, have benefited from ample global liquidity. Should that liquidity dry up, we could see a significant market correction, with higher-risk assets lagging while cash-rich, mega-cap companies reverse their recent trend of underperformance. The Portfolio is exposed to both types of stocks, and we believe our emphasis on diversification should position us well whether market conditions shift suddenly over the coming months or if they remain as they have over the last few years.

As so many investors inevitably discover, trying to time asset class moves based on generalizations often has regrettable consequences and defeats the long-term smoothing effect of diversification. Our focus as portfolio managers is not on the latest quarter or even the past year’s performance; rather our focus is on designing a portfolio that can compound shareholder wealth over time while evening out some of the inevitable bumps that occur along the way.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Lifestyle Aggressive Trust Series I (began 1/7/97)	15.46%	9.66%	—	5.62%	—	58.59%	—	72.60%
Lifestyle Aggressive Trust Series II2 (began 1/28/02)	15.19%	9.58%	—	5.58%	—	57.98%	—	71.93%
Lifestyle Aggressive Trust Series NAV[3] (began 4/29/05)	15.48%	9.68%	—	5.63%	—	58.72%	—	72.74%
S&P 500 Index[4]	15.79%	6.19%	—	8.26%	—	35.03%	—	120.72%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the index begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

Equity Asset Allocation	% of Total*
International	24.10
International Small Cap	6.04
Natural Resources	5.01
U.S. Large Cap	37.96
U.S. Mid Cap	12.94
U.S. Small Cap	13.95
Total	100.00

*  Percentages are based on net assets as of 12-31-2006.

5

Lifestyle Balanced Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio invests approximately 40% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 60% of its assets in underlying portfolios that invest primarily in equity securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2006, the Lifestyle Balanced Trust Series I returned 12.73% outperforming the +11.12% return of the Combined Index.

Environment  ›  During the period, our allocation to international equities was a significant positive. International Value (Franklin Templeton) — the Portfolio’s best performer overall — and International Core (GMO) were two standouts among our large-cap international holdings. International small-cap stocks also enjoyed particularly good results and the portfolio benefited from positions in International Small Cap (Templeton) and International Small Company (Dimensional Fund Advisors).

Other strong performers during the year were U.S. large-cap value funds. In particular, Quantitative Value (MFC Global) turned in solid relative performance, thanks in large part to favorable market conditions for large-cap value stocks.

Another notable positive was our position in Natural Resources (Wellington). It is important to remember that while natural resource equities can be relatively volatile performers on a stand-alone basis, they can be excellent complements to other asset classes within the context of a fully diversified portfolio.

Further adding to performance was our exposure to the real estate securities market. In fact, the fourth quarter marked the continuation of a long period of significant outperformance for U.S. REITs relative to historical averages. While we remain convinced of the diversification benefits offered by real estate securities, the asset class has become more volatile and increasingly risky in recent years as non-traditional investors have entered the market. These factors led us to freeze new investments in U.S. REITs in the fourth quarter.

Performance was adversely impacted by a select number of our domestic large-cap equity funds including U.S. Multi Sector (GMO) and U.S. Global Leaders Growth (Sustainable Growth Advisers). Within fixed-income, our allocation to Real Return Bond (PIMCO) detracted from performance, as Treasury Inflation-Protected Securities (TIPS) underperformed traditional high quality fixed income instruments. On the other hand, the fixed income performance was helped by exposure to several high-yield bond funds. These holdings benefited from low corporate default rates and investors’ continued penchant for risk-oriented securities during the year. Overall, fixed-income securities made up approximately 40% of the Portfolio’s assets.

Outlook  ›  Global financial markets, and especially certain higher-risk asset classes — such as high yield bonds and smaller-cap stocks — have benefited from ample global liquidity. Should that liquidity dry up, we could see a significant market correction, with higher-risk assets beginning to lag their higher-quality equity and fixed-income counterparts. The Portfolio is exposed to both types of securities, and we believe our emphasis on diversification should position us well if market conditions shift over the coming months.

After the broad fixed-income market’s rally in the second half of 2006, investors’ anticipation of a cut in short-term rates from the Fed in 2007 is already reflected in bond prices. Bonds could rally further if inflation remains tame. However, an unexpected increase in consumer prices would be a short-term negative for fixed-income securities.

As so many investors inevitably discover, trying to time asset class moves based on generalizations often have regrettable consequences and defeat the long-term smoothing effect of diversification. Our focus as portfolio managers is not on the latest quarter or even the past year’s performance. Rather our focus is on designing a portfolio that can compound shareholder wealth over time while evening out some of the inevitable bumps that occur along the way.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Lifestyle Balanced Trust Series I (began 1/7/97)	12.73%	8.83%	—	7.27%	—	52.66%	—	101.41%
Lifestyle Balanced Trust Series II2 (began 1/28/02)	12.51%	8.74%	—	7.22%	—	52.04%	—	100.59%
Lifestyle Balanced Trust Series NAV[3] (began 4/29/05)	12.80%	8.85%	—	7.27%	—	52.77%	—	101.56%
S&P 500 Index[4]	15.79%	6.19%	—	8.26%	—	35.03%	—	120.72%
Combined Index[4,5]	11.12%	5.99%	—	7.90%	—	33.73%	—	113.55%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index is made up of 60% S&P 500 Index and 40% of the Lehman Brothers Aggregate Bond Index.

Equity Asset Allocation	% of Total*
International	10.09
International Small Cap	2.03
Natural Resources	4.01
Real Estate	4.98
U.S. Large Cap	36.10
U.S. Mid Cap	0.99
U.S. Small Cap	2.92
Total Equity	61.12

Fixed Income Asset Allocation
Global Bond	2.98
High Yield Bond	12.99
Intermediate Bond	8.96
Multi-Sector Bond	8.96
Treasury Inflation-Protected Securities	4.99
Total Fixed Income	38.88
Total	100.00

*  Percentages are based on net assets as of 12-31-2006.

6

Lifestyle Conservative Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›   To achieve a high level of current income with some consideration given to growth of capital by investing approximately 80% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 20% of its assets in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2006, the Lifestyle Conservative Trust Series I returned +8.44% outperforming the +6.57% return of the Combined Index.

Environment  ›  During the period, the portfolio outperformed the overall bond market without exposing our shareholders to excess levels of volatility. Our approximately 20% stake in domestic and international equity offerings helped, which is further evidence of the benefits of diversification. Also adding to performance was our exposure to the real estate securities market. In fact, the fourth quarter marked the continuation of a long period of significant outperformance for U.S. REITs relative to historical averages. While we remain convinced of the diversification benefits offered by real estate securities, the asset class has become more volatile and increasingly risky in recent years as non-traditional investors have entered the market. These factors led us to freeze new investments in U.S. REITS in the fourth quarter.

Within the fixed income portion of the Portfolio, the best performance was found in higher-risk asset classes, such as high yield bond funds. High Income (MFC Global (U.S.), in particular, did very well in absolute terms as well as relative to its peers. Our allocation to Global Bond (PIMCO) also contributed positively to performance as it benefited from the strength of foreign currencies relative to the U.S. dollar.

Another positive contributor during the year was our 11% position in Spectrum Income (T. Rowe Price). This multisector bond fund benefited from its exposure to high yield and global bonds — including emerging markets debt — as well as equities. Most of our other large positions, however, performed roughly in line with the broad bond market, including Total Return (PIMCO), U.S. Government (Western Asset Management) and Active Bond (Declaration/MFC Global (U.S.)). One notable fixed-income negative was Real Return Bond (PIMCO). Although this fund performed in line with its Treasury Inflation-Protected Securities (TIPS) benchmark, it was hampered by disappointing results from TIPS generally, as these securities underperformed the broader bond market due to declining inflation expectations.

On the Portfolio’s domestic equity side, we were helped by our position in Equity Income (T. Rowe Price) which benefited from favorable market conditions for large-cap value stocks. In contrast, large-cap blend fund U.S. Multi-Sector (GMO) lagged the broad equity market as a result of disappointing individual stock selection. The Portfolio’s allocation to international equities was a significant positive, led by strong performance from International Value (Franklin Templeton).

Outlook  ›  As interest rates have risen, bonds have encountered some difficulty. However, the diversification provided by the Portfolio benefited shareholders during the period. Although it may seem like a contradiction, maintaining a small allocation to more aggressive assets such as stocks, global bonds, and real estate actually reduced risk and improved returns in a predominantly fixed-income portfolio. This is an excellent example of the power of diversification and asset allocation — and why we believe the Portfolio can be an important component of a conservative investor’s portfolio.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Lifestyle Conservative Trust Series I (began 1/7/97)	8.44%	6.57%	—	7.01%	—	37.46%	—	96.57%
Lifestyle Conservative Trust Series II2 (began 1/28/02)	8.13%	6.47%	—	6.96%	—	36.83%	—	95.66%
Lifestyle Conservative Trust Series NAV[3] (began 4/29/05)	8.43%	6.60%	—	7.02%	—	37.67%	—	96.86%
Lehman Brothers Aggregate Bond Index[4]	4.33%	5.06%	—	6.30%	—	27.98%	—	83.93%
Combined Index[4,5]	6.57%	5.45%	—	6.91%	—	30.40%	—	94.78%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index is made up of 20% S&P 500 Index and 80% of the Lehman Brothers Aggregate Bond Index.

Equity Asset Allocation	% of Total*
International	5.01
Real Estate	4.90
U.S. Large Cap	10.12
Total Equity	20.03

Fixed Income Asset Allocation
Global Bond	8.00
High Yield Bond	8.01
Intermediate Bond	27.99
Long Term Bond	5.00
Multi-Sector Bond	15.98
Short Term Bond	10.99
Treasury Inflation-Protected Securities	4.00
Total Fixed Income	79.96
Total	100.00

*  Percentages are based on net assets as of 12-31-06.

7

Lifestyle Growth Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve long-term growth of capital by investing approximately 20% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 80% of its assets in underlying portfolios that invest primarily in equity securities. Current income is also a consideration.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2006, the Lifestyle Growth Trust Series I returned +13.50% outperforming the 13.43% return of the Combined Index.

Environment  ›  During the period, our allocation to international equities was a significant positive. International Value (Franklin Templeton) — the Portfolio’s best performer overall — and International Core (GMO) were two standouts among our large-cap international holdings. International small-cap stocks also enjoyed particularly good results and the portfolio benefited from positions in International Small Cap (Templeton) and International Small Company (Dimensional Fund Advisors).

Some of the Portfolio’s best performers during the year were U.S. large-cap value funds. In particular, Quantitative Value (MFC Global) and Equity Income (T. Rowe Price) turned in solid performance relative to the benchmark, thanks in large part to favorable market conditions for large-cap value stocks.

Another notable positive was our position in Natural Resources (Wellington). It is important to remember that while natural resource equities can be relatively volatile on a stand-alone basis, they can be excellent complements to other asset classes within a fully diversified portfolio. Also helping was the Portfolio’s small allocation to domestic and global real estate securities.

U.S. Multi Sector (GMO) held a 7% position in the Portfolio and as a result had a relatively meaningful negative impact to performance. Core Equity (Legg Mason) also underperformed driven largely by poor returns from its internet holdings and lack of exposure to the energy sector. Two large-cap growth funds, Capital Appreciation (Jennison) and U.S. Global Leaders Growth (Sustainable Growth Advisers) were also relative detractors.

Within fixed-income, our allocation to Real Return Bond (PIMCO) detracted from performance, as Treasury Inflation-Protected Securities (TIPS) underperformed traditional high quality fixed income instruments. On the other hand, fixed income performance was helped by exposure to several high-yield bond funds. These holdings benefited from low corporate default rates and investors’ continued penchant for risk-oriented securities during the year. Overall, fixed-income securities made up approximately 20% of the Portfolio’s assets.

Outlook  ›  Global financial markets, and especially certain higher-risk asset classes, have benefited from ample global liquidity. Should that liquidity dry up, we could see a significant market correction, with higher-risk assets beginning to lag while cash-rich, mega-cap companies reverse their recent underperformance trend. The Portfolio is well exposed to both types of stocks, and we believe our emphasis on diversification should position us well whether market conditions shift suddenly over the coming months or if they remain as they have over the last few years.

As so many investors inevitably discover, trying to time asset class moves based on generalizations often has regrettable consequences and defeats the long-term smoothing effect of diversification. Our focus as portfolio managers is not on the latest quarter or even the past year’s performance; rather our focus is on designing a portfolio that can compound shareholder wealth over time while evening out some of the inevitable bumps that occur along the way.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Lifestyle Growth Trust Series I (began 1/7/97)	13.50%	9.03%	—	6.68%	—	54.08%	—	90.76%
Lifestyle Growth Trust Series II2 (began 1/28/02)	13.28%	8.93%	—	6.63%	—	53.36%	—	89.86%
Lifestyle Growth Trust Series NAV[3] (began 4/29/05)	13.58%	9.05%	—	6.69%	—	54.21%	—	90.92%
S&P 500 Index[4]	15.79%	6.19%	—	8.26%	—	35.03%	—	120.72%
Combined Index[4,5]	13.43%	6.13%	—	8.22%	—	34.63%	—	120.09%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index is made up of 80% S&P 500 Index and 20% of the Lehman Brothers Aggregate Bond Index.

Equity Asset Allocation	% of Total*
International	16.12
International Small Cap	4.03
Natural Resources	4.01
Real Estate	1.97
U.S. Large Cap	39.15
U.S. Mid Cap	7.98
U.S. Small Cap	6.75
Total Equity	80.01

Fixed Income Asset Allocation
Global Bond	2.00
High Yield Bond	7.00
Intermediate Bond	4.00
Multi-Sector Bond	3.99
Treasury Inflation-Protected Securities	3.00
Total Fixed Income	19.99
Total	100.00

*  Percentages are based on net assets as of 12-31-06.

8

Lifestyle Moderate Trust
Subadviser: MFC Global Investment Management (U.S.A.) Limited
Portfolio Manager: Steve Orlich

INVESTMENT OBJECTIVE & POLICIES  ›  To achieve a balance between a high level of current income and growth of capital with a greater emphasis on income by investing approximately 60% of the portfolio’s assets in underlying portfolios that invest primarily in fixed income securities and approximately 40% of its assets in underlying portfolios that invest primarily in equity securities.

CHANGE IN VALUE OF $10,000 INVESTMENT AND COMPARATIVE INDICES

PORTFOLIO MANAGER’S COMMENTARY

Performance  ›  For the year 2006, the Lifestyle Moderate Trust Series I returned +10.42% outperforming the +8.83% return of the Combined Index.

Environment  ›  Approximately 60% of the Portfolio is allocated to fixed income. Within this portion, the best performance was found in the higher-risk asset classes, such as high yield bond funds. High Income (MFC Global Investment Management, (U.S.), LLC ), in particular, did very well in absolute terms as well as relative to its peers. Our allocation to Global Bond (PIMCO) also contributed positively to performance as it benefited from the strength of foreign currencies relative to the U.S. dollar.

Another positive contributor during the year was our 8% position in Spectrum Income (T. Rowe Price). This multisector bond fund benefited from its exposure to high yield and global bonds — including emerging markets debt — as well as its small allocation to equities. Most of our other large positions performed roughly in line with the broad bond market. One notable fixed-income negative was Real Return Bond (PIMCO). Although this fund performed in line with its Treasury Inflation-Protected Securities (TIPS) benchmark, it was hampered by disappointing results from TIPS generally, as these securities underperformed the broader bond market due to declining inflation expectations.

Within the domestic equity allocation, performance was helped by the position in Equity Income (T. Rowe Price), which benefited from favorable market conditions for large-cap value stocks. In contrast, large-cap blend funds U.S. Multi-Sector (GMO) and Core Equity (Legg Mason) lagged the broad equity market. Meanwhile, the Portfolio’s allocation to international equities was a significant positive, led by strong performance from International Value (Franklin Templeton).

Further adding to performance was our exposure to the real estate securities market. In fact, the fourth quarter marked the continuation of a long period of significant outperformance for U.S. REITs relative to historical averages. While we remain convinced of the diversification benefits offered by real estate securities, the asset class has become more volatile and increasingly risky in recent years as non-traditional investors have entered the market. These factors led us to freeze new investments in U.S. REITS in the fourth quarter.

Outlook  ›  After the broad fixed-income market’s rally in the second half of 2006, investors’ anticipation of a cut in short-term rates from the Fed in 2007 is already reflected in bond prices. Bonds could rally further if inflation remains tame. However, an unexpected increase in consumer prices would be a short-term negative for fixed-income securities.

Global financial markets, and especially certain higher-risk asset classes — such as high yield bonds and smaller-cap stocks — have benefited from ample global liquidity. Should that liquidity dry up, we could see a significant market correction, with higher-risk assets beginning to lag their higher-quality fixed-income and equity counterparts. The Portfolio is well exposed to both groups of securities, and we believe our emphasis on diversification should position us well whether or not market conditions shift over the coming months.

As so many investors inevitably discover, trying to time asset class moves based on generalizations often has regrettable consequences and defeats the long-term smoothing effect of diversification. Our focus as portfolio managers is not on the latest quarter or even the past year’s performance; rather our focus is on designing a portfolio that can compound shareholder wealth over time while evening out some of the inevitable bumps that occur along the way.

PERFORMANCE TABLE[1]	Average Annual Total Return					Cumulative Total Return
Periods Ending December 31, 2006	1-year	5-year	10-year	Since inception		5-year	10-year	Since inception
Lifestyle Moderate Trust Series I (began 1/7/97)	10.42%	7.62%	—	7.17%	—	44.34%	—	99.64%
Lifestyle Moderate Trust Series II2 (began 1/28/02)	10.18%	7.54%	—	7.13%	—	43.80%	—	98.89%
Lifestyle Moderate Trust Series NAV[3] (began 4/29/05)	10.50%	7.63%	—	7.18%	—	44.45%	—	99.79%
Lehman Brothers Aggregate Bond Index[4]	4.33%	5.06%	—	6.30%	—	27.98%	—	83.93%
Combined Index[4,5]	8.83%	5.76%	—	7.46%	—	32.31%	—	105.01%

1	Performance does not reflect any insurance-related charges. If these charges were reflected, performance would be lower. Past performance does not predict future results.

2	Series II shares were first offered January 28, 2002. For periods prior to January 28, 2002, the performance shown reflects the performance of Series I shares. Series I shares have lower expenses than Series II shares. Had the performance for periods prior to January 28, 2002 reflected Series II expenses, performance would be lower.

3	Series NAV shares were first offered on April 29, 2005. For periods prior to April 29, 2005, the performance shown reflects the performance of Series I shares. Series I shares have higher expenses than Series NAV shares. Had the performance for periods prior to April 29, 2005 reflected Series NAV expenses, performance would be higher.

4	All since inception returns for the indices begin on the month-end closest to the actual inception date of the Trust if the index value at actual inception date is not available.

5	The Combined Index is made up of 40% S&P 500 Index and 60% of the Lehman Brothers Aggregate Bond Index.

Equity Asset Allocation	% of Total*
International Total	11.12
Real Estate Total	3.93
U.S. Large Cap Total	21.13
U.S. Small Cap Total	3.99
Total Equity	40.17

Fixed Income Asset Allocation
Global Bond Total	5.98
High Yield Bond Total	12.00
Intermediate Bond Total	21.93
Long Term Bond Total	1.99
Multi-Sector Bond Total	11.97
Short Term Bond Total	1.99
Treasury Inflation-Protected Securities Total	3.97
Total Fixed Income	59.83
Total	100.00

*  Percentages are based on net assets as of 12-31-2006

9

John Hancock Trust
Shareholder Expense Example

As a shareholder of John Hancock Trust, you incur ongoing costs, such as management fees, distribution (12b-1) fees and other expenses. In addition to the operating expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the operating expenses of the underlying funds in which the Portfolio invests. Because the underlying funds have varied operating expenses and transaction costs and the Portfolio may own different proportions of the underlying funds at different times, the amount of expenses incurred indirectly by the Portfolio will vary. If these indirect expenses were included, your expenses paid during the period would have been higher. We are going to present only your ongoing direct operating expenses here.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the portfolios so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006 through December 31, 2006).

Actual expenses:

The first line of each share class in the table below and on the following pages provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table below and on the following pages provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed annualized rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs and insurance-related charges. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio**
Lifestyle Aggressive
Series I — Actual	$1,000.00	$1,103.82	$0.58	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	1,102.16	1.64	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,103.72	0.32	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%
Lifestyle Balanced
Series I — Actual	$1,000.00	$1,096.44	$0.53	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	1,095.95	1.58	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.69	1.53	0.30%
Series NAV — Actual	1,000.00	1,096.29	0.26	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.95	0.26	0.05%
Lifestyle Conservative
Series I — Actual	$1,000.00	$1,070.21	$0.57	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	1,068.83	1.62	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,070.01	0.31	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

10

John Hancock Trust
Shareholder Expense Example

	Beginning Account Value 7/1/2006	Ending Account Value 12/31/2006	Expenses Paid During Period * 7/1/2006– 12/31/2006	Annualized Expense Ratio**
Lifestyle Growth
Series I — Actual	$1,000.00	$1,097.96	$0.53	0.10%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.70	0.51	0.10%
Series II — Actual	1,000.00	1,096.69	1.59	0.30%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.69	1.53	0.30%
Series NAV — Actual	1,000.00	1,097.80	0.26	0.05%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.95	0.26	0.05%
Lifestyle Moderate
Series I — Actual	$1,000.00	$1,083.23	$0.58	0.11%
Series I — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.65	0.56	0.11%
Series II — Actual	1,000.00	1,081.80	1.63	0.31%
Series II — Hypothetical (5% annualized return before expenses)	1,000.00	1,023.64	1.58	0.31%
Series NAV — Actual	1,000.00	1,083.16	0.32	0.06%
Series NAV — Hypothetical (5% annualized return before expenses)	1,000.00	1,024.90	0.31	0.06%

*	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

**	Lifestyle Portfolios’ expense ratios do not include fees and expenses indirectly incurred by the underlying funds.

11

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Lifestyle Aggressive	Lifestyle Balanced	Lifestyle Conservative
Investments, in affiliated funds at value	$637,271,085	$8,502,478,818	$698,172,191
Receivable for investments sold	908,373	582,299	40,204
Receivable for fund shares sold	205,038	6,391,075	996,199
Receivable due from adviser	1,824	5,439	1,767
Other assets	771	11,582	953
Total assets	638,387,091	8,509,469,213	699,211,314

Liabilities
Payable for investments purchased	204,994	6,274,100	987,833
Payable for fund shares repurchased	901,227	576,606	39,344
Payable to affiliates
Fund administration expenses	13,115	176,112	15,695
Trustees’ fees	4,929	59,998	5,637
Other payables and accrued expenses	30,253	127,471	29,720
Total liabilities	1,154,518	7,214,287	1,078,229

Net assets
Capital paid-in	561,738,834	7,825,894,332	674,984,107
Undistributed net investment income (loss)	4,930,294	—	—
Accumulated undistributed net realized gain (loss) on investments	7,750,964	(55,448,911)	(9,725,934)
Net unrealized appreciation (depreciation) on investments	62,812,481	731,809,505	32,874,912
Net assets	$637,232,573	$8,502,254,926	$698,133,085
Investments, at cost	$574,458,604	$7,770,669,313	$665,297,279

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$250,725,587	$1,131,914,025	$170,803,975
Shares outstanding	22,242,808	81,785,294	12,717,041
NAV per share	$11.27	$13.84	$13.43

Series II
Net assets	$367,328,147	$7,318,616,694	$523,935,660
Shares outstanding	32,727,719	530,838,144	39,175,003
NAV per share	$11.22	$13.79	$13.37

Series NAV
Net assets	$19,178,839	$51,724,207	$3,393,450
Shares outstanding	1,700,143	3,731,574	252,341
NAV per share	$11.28	$13.86	$13.45

The accompanying notes are an integral part of the financial statements.

12

John Hancock Trust
Statements of Assets and Liabilities — December 31, 2006

Assets	Lifestyle Growth	Lifestyle Moderate
Investments, in affiliated funds at value	$10,698,009,527	$1,914,129,025
Receivable for investments sold	236,208	—
Receivable for fund shares sold	12,580,998	481,483
Receivable due from adviser	4,852	2,325
Other assets	13,004	2,737
Total assets	10,710,844,589	1,914,615,570

Liabilities
Payable for investments purchased	12,428,262	454,795
Payable for fund shares repurchased	231,028	—
Payable to affiliates
Fund administration expenses	216,981	40,206
Trustees’ fees	70,557	14,172
Other payables and accrued expenses	144,382	44,902
Total liabilities	13,091,210	554,075

Net assets
Capital paid-in	9,806,021,124	1,793,576,524
Undistributed net investment income (loss)	33,690,279	—
Accumulated undistributed net realized gain (loss) on investments	4,367,536	(15,102,528)
Net unrealized appreciation (depreciation) on investments	853,674,440	135,587,499
Net assets	$10,697,753,379	$1,914,061,495
Investments, at cost	$9,844,335,087	$1,778,541,526

Net asset value per share
The Portfolios have an unlimited number of shares authorized with par value of $0.01 per share.
Series I
Net assets	$1,030,170,105	$349,212,619
Shares outstanding	73,905,881	26,118,638
NAV per share	$13.94	$13.37

Series II
Net assets	$9,552,276,165	$1,559,590,350
Shares outstanding	688,226,045	117,095,322
NAV per share	$13.88	$13.32

Series NAV
Net assets	$115,307,109	$5,258,526
Shares outstanding	8,260,047	393,069
NAV per share	$13.96	$13.38

The accompanying notes are an integral part of the financial statements.

13

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Lifestyle Aggressive[a]	Lifestyle Balanced[a]	Lifestyle Conservative[a]
Income distributions received from affiliated underlying funds	$3,716,917	$134,813,120	$19,885,237
Total investment income	3,716,917	134,813,120	19,885,237

Expenses
Investment management fees (Note 3)	247,814	2,935,469	274,250
Series I distribution and service fees (Note 3)	114,076	539,153	89,402
Series II distribution and service fees (Note 3)	873,001	14,688,105	1,174,316
Series IIIA distribution and service fees (Note 3)	9,622	24,424	5,686
Transfer agent fees for Series IIIA (Note 3)	11,813	30,730	7,265
Blue sky fees for Series IIIA (Note 3)	2,615	4,876	2,546
Fund administration fees (Note 3)	53,969	589,963	58,848
Audit and legal fees	31,299	124,844	32,243
Printing and postage fees (Note 3)	123	1,299	130
Custodian fees	12,000	12,000	12,000
Trustees’ fees (Note 4)	8,972	112,380	10,106
Registration and filing fees	406	26,014	1,225
Miscellaneous	4,349	40,271	4,237
Total expenses	1,370,059	19,129,528	1,672,254
Less: expense reductions (Note 3)	(14,428)	(35,606)	(9,811)
Net expenses	1,355,631	19,093,922	1,662,443
Net investment income (loss)	2,361,286	115,719,198	18,222,794

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	16,394,195	(7,726,434)	1,446,026
Capital gain distributions received from affiliated underlying funds	43,100,619	230,233,265	9,124,605
Change in net unrealized appreciation (depreciation) of:
Investments in affiliated underlying funds	21,936,342	518,744,703	24,589,830
Net realized and unrealized gain (loss)	81,431,156	741,251,534	35,160,461
Increase (decrease) in net assets from operations	$83,792,442	$856,970,732	$53,383,255

a Series IIIA shares were terminated on 10-4-2006.

The accompanying notes are an integral part of the financial statements.

14

John Hancock Trust
Statements of Operations — For the Year Ended December 31, 2006

Investment income	Lifestyle Growth[a]	Lifestyle Moderate[a]
Income distributions received from affiliated underlying funds	$104,685,382	$38,883,383
Total investment income	104,685,382	38,883,383

Expenses
Investment management fees (Note 3)	3,425,135	693,854
Series I distribution and service fees (Note 3)	480,202	168,969
Series II distribution and service fees (Note 3)	17,806,452	3,282,521
Series IIIA distribution and service fees (Note 3)	23,461	7,387
Transfer agent fees for Series IIIA (Note 3)	29,203	9,403
Blue sky fees for Series IIIA (Note 3)	4,463	2,683
Fund administration fees (Note 3)	668,256	142,408
Audit and legal fees	140,895	46,956
Printing and postage fees (Note 3)	1,414	320
Custodian fees	12,000	12,000
Trustees’ fees (Note 4)	128,204	27,562
Registration and filing fees	33,656	5,054
Miscellaneous	42,657	10,099
Total expenses	22,795,998	4,409,216
Less: expense reductions (Note 3)	(33,666)	(12,086)
Net expenses	22,762,332	4,397,130
Net investment income (loss)	81,923,050	34,486,253

Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments in affiliated underlying funds	74,889,189	1,664,363
Capital gain distributions received from affiliated underlying funds	356,431,869	33,501,110
Change in net unrealized appreciation (depreciation) of:
Investments in affiliated underlying funds	545,796,269	98,279,899
Net realized and unrealized gain (loss)	977,117,327	133,445,372
Increase (decrease) in net assets from operations	$1,059,040,377	$167,931,625

a Series IIIA shares were terminated on 10-4-2006.

The accompanying notes are an integral part of the financial statements.

15

John Hancock Trust
Statements of Changes in Net Assets

	Lifestyle Aggressive		Lifestyle Balanced		Lifestyle Conservative
Increase (decrease) in net assets	Year ended 12/31/06 [a]	Year ended 12/31/05 [b,c]	Year ended 12/31/06 [a]	Year ended 12/31/05 [b,c]	Year ended 12/31/06 [a]	Year ended 12/31/05 [b,c]
From operations
Net investment income (loss)	$2,361,286	$3,101,095	$115,719,198	$79,660,625	$18,222,794	$19,438,730
Net realized gain (loss)	59,494,814	134,835,620	222,506,831	461,413,415	10,570,631	26,874,221
Change in net unrealized appreciation (depreciation)	21,936,342	(73,519,242)	518,744,703	(205,534,489)	24,589,830	(28,749,784)
Increase (decrease) in net assets resulting from operations	83,792,442	64,417,473	856,970,732	335,539,551	53,383,255	17,563,167
Distributions to shareholders
From net investment income
Series I	(1,391,736)	(9,644,626)	(19,143,372)	(77,604,678)	(5,558,723)	(18,359,747)
Series II	(2,134,867)	(5,694,838)	(96,013,576)	(101,359,033)	(14,188,605)	(15,782,008)
Series IIIA	(23,498)	(41,657)	(180,793)	(262,108)	(89,607)	(124,818)
Series NAV	(28,873)	(364)	(387,715)	(6,749)	(48,304)	—
From net realized gain
Series I	(62,247,714)	(7,494,783)	(104,583,349)	(31,713,364)	(7,807,735)	(11,813,756)
Series II	(95,647,392)	(4,397,974)	(520,106,521)	(40,685,592)	(19,855,705)	(10,157,632)
Series IIIA	(1,054,028)	(31,984)	(1,027,172)	(105,613)	(129,832)	(80,434)
Series NAV	(1,291,039)	—	(2,024,918)	—	(65,375)	—
From capital paid-in
Series I	—	—	(2,890,736)	—	—	—
Series II	—	—	(14,386,991)	—	—	—
Series IIIA	—	—	(28,439)	—	—	—
Series NAV	—	—	(55,949)	—	—	—
	(163,819,147)	(27,306,226)	(760,829,531)	(251,737,137)	(47,743,886)	(56,318,395)
From Fund share transactions	170,707,727	(271,848,555)	2,815,476,223	1,554,290,842	85,697,920	(15,241,504)

Net assets
Beginning of period	546,551,551	781,288,859	5,590,637,502	3,952,544,246	606,795,796	660,792,528
End of period	$637,232,573	$546,551,551	$8,502,254,926	$5,590,637,502	$698,133,085	$606,795,796

Undistributed net investment income (loss)	$4,930,294	—	—	—	—	—

	Lifestyle Growth		Lifestyle Moderate
Increase (decrease) in net assets	Year ended 12/31/06 [a]	Year ended 12/31/05 [b,c]	Year ended 12/31/06 [a]	Year ended 12/31/05 [b,c]
From operations
Net investment income (loss)	$81,923,050	$45,239,775	$34,486,253	$29,379,633
Net realized gain (loss)	431,321,058	541,848,630	35,165,473	88,493,234
Change in net unrealized appreciation (depreciation)	545,796,269	(173,726,332)	98,279,899	(62,033,174)
Increase (decrease) in net assets resulting from operations	1,059,040,377	413,362,073	167,931,625	55,839,693
Distributions to shareholders
From net investment income
Series I	(13,401,430)	(50,928,303)	(7,622,841)	(25,461,272)
Series II	(88,201,168)	(72,230,906)	(28,263,387)	(30,384,786)
Series IIIA	(136,322)	(167,878)	(69,820)	(72,064)
Series NAV	(698,192)	(12,965)	(52,793)	—
From net realized gain
Series I	(107,595,871)	(11,368,499)	(22,267,704)	(17,759,451)
Series II	(702,596,087)	(15,663,600)	(82,239,331)	(21,201,975)
Series IIIA	(1,123,040)	(36,711)	(210,439)	(50,350)
Series NAV	(5,459,421)	—	(149,469)	—
From capital paid-in
Series I	—	—	(610,037)	—
Series II	—	—	(2,254,636)	—
Series IIIA	—	—	(5,775)	—
Series NAV	—	—	(4,094)	—
	(919,211,531)	(150,408,862)	(143,750,326)	(94,929,898)
From Fund share transactions	4,742,933,218	1,700,552,623	449,899,362	264,724,884

Net assets
Beginning of period	5,814,991,315	3,851,485,481	1,439,980,834	1,214,346,155
End of period	$10,697,753,379	$5,814,991,315	$1,914,061,495	$1,439,980,834

Undistributed net investment income (loss)	$33,690,279	—	—	—

a	Series IIIA shares were terminated on 10-4-06.
b	Series NAV shares began operations on 4-29-05.
c	Effective 4-29-05, shareholders of Series III became owners of Series IIIA shares. Additionally, the accounting and performance history of Series III shares was reassigned to Series IIIA.

The accompanying notes are an integral part of the financial statements.

16

John Hancock Trust
Financial Highlights

Lifestyle Aggressive

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	[a]
Per share operating performance
Net asset value, beginning of period	$13.46	$12.59		$10.93	$8.14	$10.34	$13.44	$12.59	$10.93	$8.14	$10.09
Net investment income (loss)[v]	0.06 [h]	0.06	[h]	0.04	0.02	0.04	0.04 [h]	0.03 [h]	0.04	0.02	0.04
Net realized and unrealized gain (loss) on investments	1.71	1.23		1.70	2.81	(2.16)	1.69	1.24	1.70	2.81	(1.91)
Total from investment operations	1.77	1.29		1.74	2.83	(2.12)	1.73	1.27	1.74	2.83	(1.87)
Less distributions
From net investment income	(0.09)	(0.07)		(0.04)	(0.02)	(0.04)	(0.09)	(0.07)	(0.04)	(0.02)	(0.04)
From net realized gain	(3.87)	(0.35)		(0.04)	—	—	(3.86)	(0.35)	(0.04)	—	—
From capital paid-in	—	—		—	(0.02)	(0.04)	—	—	—	(0.02)	(0.04)
	(3.96)	(0.42)		(0.08)	(0.04)	(0.08)	(3.95)	(0.42)	(0.08)	(0.04)	(0.08)
Net asset value, end of period	$11.27	$13.46		$12.59	$10.93	$8.14	$11.22	$13.44	$12.59	$10.93	$8.14
Total return (%)[k]	15.46	10.64		16.06	34.91 [l]	(20.71)[l]	15.19	10.47	16.06	34.91 [l]	(18.74	) [l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$251	$210		$486	$328	$186	$367	$331	$294	$158	$27
Ratio of net expenses to average net assets (%)[q]	0.11	0.12		0.07	0.07	0.07	0.31	0.29	0.07	0.07	0.07	[r]
Ratio of gross expenses to average net assets (%)[q]	0.11	0.12		0.07	0.08 [p]	0.10 [p]	0.31	0.29	0.07	0.08 [p]	0.10	[p,r]
Ratio of net investment income (loss) to average net assets (%)[v]	0.52	0.51		0.31	0.23	0.33	0.32	0.26	0.30	0.11	(0.05)[r]
Portfolio turnover (%)	32	112		57	53	90	32	112	57	53	90

	Series NAV
Period ended	12-31-06	12-31-05	[a]
Per share operating performance
Net asset value, beginning of period	$13.47	$11.61
Net investment income (loss)[h,v]	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.74	1.87
Total from investment operations	1.77	1.86
Less distributions
From net investment income	(0.09)	—	[j]
From net realized gain	(3.87)	—	[j]
	(3.96)	—	[j]
Net asset value, end of period	$11.28	$13.47
Total return (%)[k]	15.48	16.03	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$19	$2
Ratio of net expenses to average net assets (%)[q]	0.06	0.07	[r]
Ratio of gross expenses to average net assets (%)[q]	0.06	0.07	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	0.29	(0.06)[r]
Portfolio turnover (%)	32	112

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
q	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

17

John Hancock Trust
Financial Highlights

Lifestyle Balanced

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$13.91	$13.79		$12.43	$10.30	$11.82	$13.89	$13.78	$12.43	$10.30	$11.72
Net investment income (loss)[v]	0.26 [h]	0.27	[h]	0.24	0.19	0.29	0.21 [h]	0.18 [h]	0.24	0.19	0.29
Net realized and unrealized gain (loss) on investments	1.36	0.62		1.40	2.22	(1.43)	1.38	0.70	1.39	2.22	(1.33)
Total from investment operations	1.62	0.89		1.64	2.41	(1.14)	1.59	0.88	1.63	2.41	(1.04)
Less distributions
From net investment income	(0.25)	(0.28)		(0.24)	(0.19)	(0.29)	(0.25)	(0.28)	(0.24)	(0.19)	(0.29)
From net realized gain	(1.40)	(0.49)		(0.04)	(0.05)	(0.04)	(1.40)	(0.49)	(0.04)	(0.05)	(0.04)
From capital paid-in	(0.04)	—		—	(0.04)	(0.05)	(0.04)	—	—	(0.04)	(0.05)
	(1.69)	(0.77)		(0.28)	(0.28)	(0.38)	(1.69)	(0.77)	(0.28)	(0.28)	(0.38)
Net asset value, end of period	$13.84	$13.91		$13.79	$12.43	$10.30	$13.79	$13.89	$13.78	$12.43	$10.30
Total return (%)[k]	12.73	6.88		13.49	23.97	(9.95)[l]	12.51	6.80	13.41	23.97 [l]	(9.18)[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1,132	$1,031		$1,846	$1,331	$860	$7,318	$4,538	$2,101	$740	$164
Ratio of expenses to average net assets (%)[q]	0.10	0.12		0.07	0.07	0.07	0.30	0.30	0.07	0.07	0.07 [r]
Ratio of adjusted expenses to average net assets (%)[q]	0.10	0.12		0.07	0.07	0.09 [p]	0.30	0.30	0.07	0.07 [p]	0.09 [p,r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.96	2.08		1.75	1.59	2.48	1.60	1.34	1.39	1.11	0.07 [r]
Portfolio turnover (%)	19	99		51	55	114	19	99	51	55	114

	Series NAV

Period ended	12-31-06	12-31-05	[a]
Per share operating performance
Net asset value, beginning of period	$13.92	$12.67
Net investment income (loss)[h,v]	0.21	—	[j]
Net realized and unrealized gain (loss) on investments	1.42	1.26
Total from investment operations	1.63	1.26
Less distributions
From net investment income	(0.25)	—	[j]
From net realized gain	(1.40)	(0.01)
From capital paid-in	(0.04)	—
	(1.69)	(0.01)
Net asset value, end of period	$13.86	$13.92
Total return (%)[k]	12.80	9.94	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$52	$12
Ratio of net expenses to average net assets (%)[q]	0.05	0.06	[r]
Ratio of gross expenses to average net assets (%)[q]	0.05	0.06	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.61	(0.03)[r]
Portfolio turnover (%)	19	99

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
q	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

18

John Hancock Trust
Financial Highlights

Lifestyle Conservative

	Series I					Series II

Period ended	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02	[a]
Per share operating performance
Net asset value, beginning of period	$13.42	$14.20	$13.64	$12.72	$12.94	$13.40	$14.19	$13.64	$12.72	$12.93
Net investment income (loss)[v]	0.39 [h]	0.42 [h]	0.42	0.38	0.39	0.35 [h]	0.32 [h]	0.42	0.38	0.39
Net realized and unrealized gain (loss) on investments	0.67	(0.05)	0.71	1.03	(0.16)	0.66	0.04	0.70	1.03	(0.15)
Total from investment operations	1.06	0.37	1.13	1.41	0.23	1.01	0.36	1.12	1.41	0.24
Less distributions
From net investment income	(0.44)	(0.43)	(0.42)	(0.39)	(0.39)	(0.43)	(0.43)	(0.42)	(0.39)	(0.39)
From net realized gain	(0.61)	(0.72)	(0.15)	(0.10)	(0.04)	(0.61)	(0.72)	(0.15)	(0.10)	(0.04)
From capital paid-in	—	—	—	—	(0.02)	—	—	—	—	(0.02)
	(1.05)	(1.15)	(0.57)	(0.49)	(0.45)	(1.04)	(1.15)	(0.57)	(0.49)	(0.45)
Net asset value, end of period	$13.43	$13.42	$14.20	$13.64	$12.72	$13.37	$13.40	$14.19	$13.64	$12.72
Total return (%)[k]	8.44	2.88	8.59	11.47 [l]	1.80 [l]	8.13	2.81	8.51	11.46 [l]	1.83	[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$171	$182	$373	$299	$251	$524	$422	$286	$154	$48
Ratio of net expenses to average net assets (%)[q]	0.11	0.12	0.07	0.07	0.07	0.31	0.30	0.07	0.07	0.07	[r]
Ratio of gross expenses to average net assets (%)[q]	0.11	0.12	0.07	0.08 [p]	0.09 [p]	0.31	0.30	0.07	0.08 [p]	0.09	[p,r]
Ratio of net investment income (loss) to average net assets (%)[v]	3.00	3.16	2.80	2.89	2.62	2.71	2.39	2.50	2.21	0.25	[r]
Portfolio turnover (%)	34	104	44	40	69	34	104	44	40	69

	Series NAV

Period ended	12-31-06	12-31-05 [a]
Per share operating performance
Net asset value, beginning of period	$13.44	$12.99
Net investment income (loss)[h,v]	0.29	(0.01)
Net realized and unrealized gain (loss) on investments	0.77	0.46
Total from investment operations	1.06	0.45
Less distributions
From net investment income	(0.44)	—
From net realized gain	(0.61)	—
	(1.05)	—
Net asset value, end of period	$13.45	$13.44
Total return (%)[k]	8.43	3.46 [m]

Ratios and supplemental data
Net assets, end of period (in millions)	$3	$1
Ratio of net expenses to average net assets (%)[q]	0.06	0.06 [r]
Ratio of gross expenses to average net assets (%)[q]	0.06	0.06 [r]
Ratio of net investment income (loss) to average net assets (%)[v]	2.22	(0.06)[r]
Portfolio turnover (%)	34	104

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
q	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

19

John Hancock Trust
Financial Highlights

Lifestyle Growth

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$14.06	$13.40		$11.86	$9.28	$11.25	$14.03	$13.39	$11.85	$9.28	$11.06
Net investment income (loss)[v]	0.18 [h]	0.17	[h]	0.13	0.09	0.14	0.13 [h]	0.10 [h]	0.13	0.09	0.14
Net realized and unrealized gain (loss) on investments	1.57	0.94		1.58	2.61	(1.89)	1.59	0.99	1.58	2.60	(1.70)
Total from investment operations	1.75	1.11		1.71	2.70	(1.75)	1.72	1.09	1.71	2.69	(1.56)
Less distributions
From net investment income	(0.21)	(0.17)		(0.13)	(0.09)	(0.14)	(0.21)	(0.17)	(0.13)	(0.09)	(0.14)
From net realized gain	(1.66)	(0.28)		(0.04)	(0.01)	(0.02)	(1.66)	(0.28)	(0.04)	(0.01)	(0.02)
From capital paid-in	—	—		—	(0.02)	(0.06)	—	—	—	(0.02)	(0.06)
	(1.87)	(0.45)		(0.17)	(0.12)	(0.22)	(1.87)	(0.45)	(0.17)	(0.12)	(0.22)
Net asset value, end of period	$13.94	$14.06		$13.40	$11.86	$9.28	$13.88	$14.03	$13.39	$11.85	$9.28
Total return (%)[k]	13.50	8.66		14.57	29.55	(15.84)[l]	13.28	8.51	14.59	29.44	(14.40)[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$1,030	$901		$1,730	$1,224	$766	$9,552	$4,881	$2,117	$652	$121
Ratio of net expenses to average net assets (%)[q]	0.10	0.12		0.07	0.07	0.07	0.30	0.30	0.07	0.07	0.07 [r]
Ratio of gross expenses to average net assets (%)[q]	0.10	0.12		0.07	0.07	0.09 [p]	0.30	0.30	0.07	0.07	0.09 [p,r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.31	1.30		0.98	0.84	1.24	0.96	0.74	0.75	0.53	(0.01)[r]
Portfolio turnover (%)	22	111		48	55	117	22	111	48	55	117

	Series NAV

Period ended	12-31-06	12-31-05	[a]
Per share operating performance
Net asset value, beginning of period	$14.07	$12.46
Net investment income (loss)[h,v]	0.14	—	[j]
Net realized and unrealized gain (loss) on investments	1.62	1.63
Total from investment operations	1.76	1.63
Less distributions
From net investment income	(0.21)	—	[j]
From net realized gain	(1.66)	(0.02)
	(1.87)	(0.02)
Net asset value, end of period	$13.96	$14.07
Total return (%)[k]	13.58	13.08	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$115	$23
Ratio of net expenses to average net assets (%)[q]	0.05	0.06	[r]
Ratio of gross expenses to average net assets (%)[q]	0.05	0.06	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.03	(0.03)[r]
Portfolio turnover (%)	22	111

a	Series II and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
j	Less than $0.01 per share.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
q	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

20

John Hancock Trust
Financial Highlights

Lifestyle Moderate

	Series I						Series II

Period ended	12-31-06	12-31-05		12-31-04	12-31-03	12-31-02	12-31-06	12-31-05	12-31-04	12-31-03	12-31-02 [a]
Per share operating performance
Net asset value, beginning of period	$13.35	$13.80		$12.79	$11.22	$12.11	$13.33	$13.80	$12.79	$11.22	$12.07
Net investment income (loss)[v]	0.30 [h]	0.33	[h]	0.31	0.27	0.40	0.26 [h]	0.24 [h]	0.31	0.27	0.40
Net realized and unrealized gain (loss) on investments	0.99	0.19		1.07	1.67	(0.88)	1.00	0.26	1.07	1.67	(0.84)
Total from investment operations	1.29	0.52		1.38	1.94	(0.48)	1.26	0.50	1.38	1.94	(0.44)
Less distributions
From net investment income	(0.31)	(0.33)		(0.31)	(0.27)	(0.40)	(0.31)	(0.33)	(0.31)	(0.27)	(0.40)
From net realized gain	(0.93)	(0.64)		(0.06)	(0.06)	—	(0.93)	(0.64)	(0.06)	(0.06)	—
From capital paid-in	(0.03)	—		—	(0.04)	(0.01)	(0.03)	—	—	(0.04)	(0.01)
	(1.27)	(0.97)		(0.37)	(0.37)	(0.41)	(1.27)	(0.97)	(0.37)	(0.37)	(0.41)
Net asset value, end of period	$13.37	$13.35		$13.80	$12.79	$11.22	$13.32	$13.33	$13.80	$12.79	$11.22
Total return (%)[k]	10.42	4.15		11.04	17.83	(4.07)[l]	10.18	4.00	11.04	17.83	(3.77)[l,m]

Ratios and supplemental data
Net assets, end of period (in millions)	$349	$327		$582	$462	$326	$1,560	$1,108	$631	$286	$74
Ratio of net expenses to average net assets (%)[q]	0.11	0.12		0.07	0.07	0.07	0.31	0.30	0.07	0.07	0.07 [r]
Ratio of gross expenses to average net assets (%)[q]	0.11	0.12		0.07	0.07	0.09 [p]	0.31	0.30	0.07	0.07	0.09 [p,r]
Ratio of net investment income (loss) to average net assets (%)[v]	2.33	2.51		2.26	2.15	3.17	2.02	1.80	1.90	1.58	0.19 [r]
Portfolio turnover (%)	19	101		55	46	113	19	101	55	46	113

	Series NAV

Period ended	12-31-06	12-31-05	[a]
Per share operating performance
Net asset value, beginning of period	$13.35	$12.59
Net investment income (loss)[h,v]	0.24	(0.01)
Net realized and unrealized gain (loss) on investments	1.06	0.77
Total from investment operations	1.30	0.76
Less distributions
From net investment income	(0.31)	—
From net realized gain	(0.93)	—
From capital paid-in	(0.03)	—
	(1.27)	—
Net asset value, end of period	$13.38	$13.35
Total return (%)[k]	10.50	6.04	[m]

Ratios and supplemental data
Net assets, end of period (in millions)	$5	$2
Ratio of net expenses to average net assets (%)[q]	0.06	0.06	[r]
Ratio of gross expenses to average net assets (%)[q]	0.06	0.06	[r]
Ratio of net investment income (loss) to average net assets (%)[v]	1.88	(0.06)[r]
Portfolio turnover (%)	19	101

a	Series Il and Series NAV shares began operations on 1-28-02 and 4-29-05, respectively.
h	Based on the average of the shares outstanding.
k	Assumes dividend reinvestment.
l	Total returns would have been lower had certain expenses not been reduced during the periods shown.
m	Not annualized.
p	Does not take into consideration expense reductions during the periods shown.
q	Does not include expenses of the underlying affiliated funds in which the Portfolio invests.
r	Annualized.
v	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying affiliated funds in which the Portfolio invests.

The accompanying notes are an integral part of the financial statements.

21

John Hancock Trust
Portfolio of Investments — December 31, 2006

22

The accompanying notes are an integral part of the financial statements.

John Hancock Trust
Portfolio of Investments — December 31, 2006

23

John Hancock Trust
Portfolio of Investments — December 31, 2006

24

John Hancock Trust
Notes to Financial Statements

1.  ORGANIZATION OF THE TRUST The John Hancock Trust (the “Trust”) is a no-load, open-end management investment company organized as a Massachusetts business trust. It is a series company, which means that it has several Portfolios, each with a stated investment objective that it pursues through separate investment policies. The Trust currently offers ninety-three separate investment portfolios, five of which are described here as follows: Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate (collectively, “Lifestyle Portfolios” or “the Portfolios”). Each of the Lifestyle Portfolios is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Lifestyle Portfolios operate as a “fund of funds,” investing in Series NAV shares of underlying funds of the Trust and in other permitted investments. Lifestyle Portfolios’ underlying funds’ accounting policies are outlined in the shareholder reports, available without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov, File #811-04146, CIK 0000756913. The underlying funds are not covered by this report.

Shares of the Portfolios are presently offered only to: Separate Accounts A, H, I, L, M, N and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock USA and to Separate Accounts A and B and, in the case of certain Portfolios, to unregistered separate accounts issued by John Hancock Life Insurance Company of New York (“John Hancock New York”). In addition, shares of the Portfolios are also offered to separate accounts U, JH, S and I issued by John Hancock Variable Life Insurance Company (“JHVLICO”) and to separate accounts U, V, UV, and H issued by John Hancock Life Insurance Company (“JHLICO”). John Hancock New York is a wholly owned subsidiary of John Hancock USA. John Hancock USA, John Hancock New York, JHVLICO and JHLICO are indirect wholly owned subsidiaries of The Manufacturers Life Insurance Company (“Manulife”), which in turn is a wholly owned subsidiary of Manulife Financial Corporation, a publicly traded company. Manulife Financial Corporation and its subsidiaries are known collectively as “Manulife Financial.”

John Hancock Investment Management Services, LLC (“JHIMS” or the “Adviser”), a Delaware limited liability company controlled by John Hancock USA, serves as investment adviser for the Trust and John Hancock Distributors, LLC (“JHD” or the “Distributor”), an affiliate of the Adviser, serves as principal underwriter of the variable contracts issued by John Hancock USA and John Hancock New York, JHLICO and JHVLICO.

The Trust offers three classes of shares: Series I, Series II and Series NAV, which represent an interest in the same portfolio of investments of each respective Portfolio and have equal rights as to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the SEC and the Internal Revenue Service. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan. Series IIIA shares were terminated on October 4, 2006.

Change In Portfolio Names  Effective April 28, 2006, the name of Lifestyle Aggressive 1000 was changed to Lifestyle Aggressive, Lifestyle Balanced 640 was changed to Lifestyle Balanced, Lifestyle Conservative 280 was changed to Lifestyle Conservative, Lifestyle Growth 820 was changed to Lifestyle Growth and Lifestyle Moderate 460 was changed to Lifestyle Moderate.

2.  SIGNIFICANT ACCOUNTING POLICIES In the preparation of the financial statements, the Portfolios follow the policies described below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Security Valuation  The net asset value of the shares of each Portfolio is determined daily as of the close of the New York Stock Exchange, normally at 4:00 p.m. Eastern time. Investments in by the Lifestyle Portfolios in underlying affiliated funds are valued at their respective net asset values each business day and securities in the underlying funds are valued in accordance with their respective valuation policies, as outlined in the underlying funds’ financial statements. Short-term debt investments that have a remaining maturity of 60 days or less are valued at amortized cost, and thereafter assume a constant amortization to maturity of any discount or premium, which approximates market value. Securities held by the underlying affiliated funds are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) as of the close of business on the principal securities exchange (domestic or foreign) on which they trade or, lacking any sales, at the closing bid price. Securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Securities for which there are no such quotations, principally debt securities, are valued based on the valuation provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques.

Repurchase Agreements  Each Portfolio may enter into repurchase agreements. When a Portfolio enters into a repurchase agreement through its custodian, it receives delivery of securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is generally at least 102% of the repurchase amount. Each Portfolio will take constructive receipt of all securities underlying the repurchase agreements it has entered into until such agreements expire. If the seller defaults, a Portfolio would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase amount. Each Portfolio may enter into repurchase agreements maturing within seven days with domestic dealers, banks or other financial institutions deemed to be creditworthy by the Adviser. Collateral for certain tri-party repurchase agreements is held at the custodian bank in a segregated account for the benefit of the Portfolio and the counterparty.

Security Transactions and Related Investment Income  Investment security transactions in the underlying affiliated funds are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded by the underlying affiliated funds on the ex-dividend date. Distributions from the underlying affiliated funds are recorded on the ex-dividend date.

The Portfolios use specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Multi-Class Operations  All income, expenses (except class-specific expenses) and realized and unrealized gains (losses) are allocated to each class of shares based upon the relative net assets of each class. Dividends to shareholders from net investment income are determined at a class level and distributions from capital gains are determined at a Portfolio level.

25

John Hancock Trust
Notes to Financial Statements

2.  SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

Expense Allocation  Expenses not directly attributable to a particular Portfolio or share class are allocated based on the relative share of net assets of each Portfolio or share class at the time the expense was incurred. Class-specific expenses, such as Distribution (Rule 12b-1) fees, are accrued daily and charged directly to the respective share classes. Expenses in the Lifestyle Portfolios’ Statements of Operations reflect the expenses of the Portfolios and do not include any indirect expenses related to the underlying affiliated funds. Because the underlying affiliated funds have varied expense levels and the Lifestyle Portfolios may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the Lifestyle Portfolios will vary.

Federal Income Taxes  Each Portfolio’s policy is to qualify as a “ regulated investment company” by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate taxpayer for federal income tax purposes.

New Accounting Pronouncements  In June 2006, Financial Accounting Standards Board (FASB) Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”) was issued, is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. This Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management is currently evaluating the application of the Interpretation to the Portfolios and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Portfolios’ financial statements. The Portfolios will implement this pronouncement no later than June 29, 2007.

In September 2006, FASB Standard No. 157, Fair Value Measurements (“FAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishing a framework for measuring fair value and expands disclosure about fair value measurements. Management is currently evaluating the application of FAS 157 to the Portfolios and its impact, if any, resulting from the adoption of FAS 157 on the Portfolios’ financial statements.

Distribution of Income and Gains  The Portfolios record distributions to shareholders from net investment income and net realized gains, if any, on the ex-dividend date. Distributions paid by the Portfolios with respect to each Series of shares are calculated in the same manner, at the same time and are in the same amount, except for the effect of expenses that may be applied differently to each Series. Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Distributions in excess of tax basis earnings and profits, if any, are reported in each Portfolio’s financial statements as a return of capital.

Capital Accounts  The Portfolios report the undistributed net investment income and accumulated undistributed net realized gain (loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, each Portfolio may periodically make reclassifications among certain capital accounts without affecting its net asset value.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Advisory Fees  The Trust has entered into an Investment Advisory Agreement with the Adviser. The Adviser is responsible for managing the corporate and business affairs of the Trust and for selecting and compensating subadvisers to handle the investment of the assets of each Portfolio, subject to the supervision of the Board of Trustees. Under the Advisory Agreement, as compensation for its services, the Adviser receives an advisory fee from the Trust. Under the Advisory Agreement, the Portfolios pay a monthly management fee to the Adviser equivalent, on an annual basis, to its pro rata portion of the sum of: (a) 0.05% of the first $7,500,000,000 of the aggregate daily net assets and (b) 0.04% of the aggregate daily net assets in excess of $7,500,000,000 each of the five Lifestyle Portfolios of the Trust (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative) and each of the corresponding five Lifestyle Portfolios of John Hancock Funds II (Lifestyle Aggressive, Lifestyle Growth, Lifestyle Balanced, Lifestyle Moderate and Lifestyle Conservative). The Portfolios are not responsible for payment of the subadvisory fees.

John Hancock Funds II are retail mutual funds advised by JHIMS and distributed by an affiliate of JHIMS, John Hancock Funds, LLC.

Expense Reimbursement  The Adviser voluntarily agreed that if total expenses of any Lifestyle Portfolio (absent reimbursement) exceed 0.075%, the Adviser would reduce the advisory fee or reimburse expenses of that Lifestyle Portfolio by an amount such that the total expenses of the Lifestyle Portfolio equals 0.075%. For purposes of the expense reimbursement, total expenses of a Lifestyle Portfolio include the advisory fee but exclude the expenses of the underlying funds, taxes, portfolio brokerage, interest, litigation, Rule 12b-1 fees and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business. This expense cap was terminated effective April 28, 2006.

In the case of Series IIIA shares, the Adviser voluntarily agreed to reimburse 100% of the class-specific Blue Sky and Transfer Agent fees. Series IIIA shares were terminated on October 4, 2006.

Fund Administration Fees  The Portfolios have an agreement with the Adviser that requires the Portfolios to reimburse the Adviser for all expenses associated with providing the administrative, financial, accounting and recordkeeping services of the Portfolios, including the preparation of all tax returns, annual, semi-annual and periodic reports to shareholders and the preparation of all regulatory reports. These expenses are allocated based on the relative share of net assets of each Portfolio at the time the expense was incurred.

Distribution Plans  In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees has approved Distribution Plans (the “Plans”) for Series I and Series II of the Trust. Series NAV shares are not subject to a Rule 12b-1 fee. The Trust has different classes of shares with different Rule 12b-1 fees so that the Trust’s Portfolios may be offered through different distribution channels. Rule 12b-1 fees are paid to the Portfolios’ Distributor for distribution services pursuant to the Plans. JHD may use Rule 12b-1 fees for any expenses relating to the distribution of the shares of the class, for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and for the payment of service fees. The Portfolios make payments to JHD at an annual rate not to exceed 0.05% of Series I average daily net assets and 0.25% of Series II average daily net assets.

4.  TRUSTEES’ FEES The Trust compensates each Trustee who is not an employee of the Adviser or its affiliates. Total Trustees’ expenses are allocated to each Portfolio based on its average daily net asset value.

26

John Hancock Trust
Notes to Financial Statements

5.  GUARANTEES AND INDEMNIFICATIONS Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

6.  CAPITAL SHARES Share activity for the Portfolios for years or periods ended December 31, 2006 and December 31, 2005 were as follows:

Lifestyle Aggressive	Year ended 12/31/06 [a]		Year ended 12/31/05 [b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	5,099,321	$48,650,121	5,579,219	$69,976,015
Distributions reinvested	6,101,577	63,639,450	1,420,645	17,139,409
Repurchased	(4,555,843)	(40,619,754)	(29,972,381)	(377,779,838)
Net increase (decrease)	6,645,055	$71,669,817	(22,972,517)	($290,664,414)
Series II shares
Sold	2,827,442	$32,246,790	2,185,438	$27,354,053
Distributions reinvested	9,402,140	97,782,259	836,240	10,092,812
Repurchased	(4,115,644)	(45,002,466)	(1,742,542)	(22,095,564)
Net increase	8,113,938	$85,026,583	1,279,136	$15,351,301
Series IIIA shares
Sold	80,639	$1,006,906	376,242	$4,555,465
Distributions reinvested	103,808	1,077,526	6,102	73,641
Repurchased	(464,620)	(4,920,542)	(254,505)	(3,035,441)
Net increase (decrease)	(280,173)	($2,836,110)	127,839	$1,593,665
Series NAV shares
Sold	1,629,283	$17,693,043	155,280	$1,995,407
Distributions reinvested	126,549	1,319,912	27	364
Repurchased	(201,375)	(2,165,518)	(9,621)	(124,878)
Net increase	1,554,457	$16,847,437	145,686	$1,870,893
Net increase (decrease)	16,033,277	$170,707,727	(21,419,856)	($271,848,555)

a	Series IIIA shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

Lifestyle Balanced	Year ended 12/31/06 [a]		Year ended 12/31/05 [b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	6,749,028	$69,458,774	25,751,271	$345,505,307
Distributions reinvested	9,926,623	126,617,457	8,485,377	109,318,042
Repurchased	(8,973,755)	(97,504,761)	(94,060,304)	(1,253,043,172)
Net increase (decrease)	7,701,896	$98,571,470	(59,823,656)	($798,219,823)
Series II shares
Sold	154,547,713	$2,057,469,374	164,156,586	$2,205,897,020
Distributions reinvested	49,541,667	630,507,088	11,015,309	142,044,625
Repurchased	—	—	(838,234)	(11,484,227)
Net increase	204,089,380	$2,687,976,462	174,333,661	$2,336,457,418
Series IIIA shares
Sold	55,884	$776,694	884,587	$11,522,617
Distributions reinvested	97,432	1,236,404	28,541	367,721
Repurchased	(906,094)	(11,425,176)	(598,624)	(7,664,663)
Net increase (decrease)	(752,778)	($9,412,078)	314,504	$4,225,675
Series NAV shares
Sold	2,891,753	$38,794,453	882,880	$12,020,629
Distributions reinvested	193,126	2,468,582	483	6,749
Repurchased	(221,986)	(2,922,666)	(14,682)	(199,806)
Net increase	2,862,893	$38,340,369	868,681	$11,827,572
Net increase (decrease)	213,901,392	$2,815,476,223	115,693,190	$1,554,290,842

a	Series IIIA shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

27

John Hancock Trust
Notes to Financial Statements

Lifestyle Conservative	Year ended 12/31/06 [a]		Year ended 12/31/05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	2,821,610	$35,971,388	5,268,299	$70,838,955
Distributions reinvested	1,065,107	13,366,458	2,328,170	30,173,503
Repurchased	(4,691,290)	(61,228,187)	(20,327,122)	(268,925,514)
Net increase (decrease)	(804,573)	($11,890,341)	(12,730,653)	($167,913,056)
Series II shares
Sold	10,733,483	$138,406,301	11,643,872	$156,070,309
Distributions reinvested	2,721,117	34,044,310	2,003,035	25,939,640
Repurchased	(5,751,505)	(74,701,699)	(2,297,076)	(30,693,719)
Net increase	7,703,095	$97,748,912	11,349,831	$151,316,230
Series IIIA shares
Sold	22,605	$300,196	79,866	$1,065,034
Distributions reinvested	17,597	219,439	15,862	205,252
Repurchased	(253,450)	(3,174,607)	(53,922)	(716,542)
Net increase (decrease)	(213,248)	($2,654,972)	41,806	$553,744
Series NAV shares
Sold	229,408	$2,974,823	61,504	$815,284
Distributions reinvested	9,042	113,679	—	—
Repurchased	(46,581)	(594,181)	(1,032)	(13,706)
Net increase	191,869	$2,494,321	60,472	$801,578
Net increase (decrease)	6,877,143	$85,697,920	(1,278,544)	($15,241,504)

a	Series IIIA was terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

Lifestyle Growth	Year ended 12/31/06 [a]		Year ended 12/31/05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	8,102,286	$90,020,782	22,044,246	$292,180,685
Distributions reinvested	9,377,840	120,997,301	4,859,132	62,296,802
Repurchased	(7,692,711)	(83,214,013)	(91,896,730)	(1,223,370,222)
Net increase (decrease)	9,787,415	$127,804,070	(64,993,352)	($868,892,735)
Series II shares
Sold	279,190,784	$3,747,225,523	183,058,437	$2,456,283,807
Distributions reinvested	61,476,372	790,797,255	6,841,570	87,894,506
Repurchased	(300,928)	(3,698,276)	(80,775)	(1,098,614)
Net increase	340,366,228	$4,534,324,502	189,819,232	$2,543,079,699
Series IIIA shares
Sold	107,180	$1,502,845	841,686	$10,847,906
Distributions reinvested	98,158	1,259,362	15,940	204,589
Repurchased	(869,795)	(11,013,747)	(558,785)	(7,042,425)
Net increase (decrease)	(664,457)	($8,251,540)	298,841	$4,010,070
Series NAV shares
Sold	6,494,331	$87,612,875	1,650,725	$22,390,584
Distributions reinvested	476,767	6,157,613	918	12,965
Repurchased	(359,029)	(4,714,302)	(3,665)	(47,960)
Net increase	6,612,069	$89,056,186	1,647,978	$22,355,589
Net increase (decrease)	356,101,255	$4,742,933,218	126,772,699	$1,700,552,623

a	Series IIIA was terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

28

John Hancock Trust
Notes to Financial Statements

Lifestyle Moderate	Year ended 12/31/06 [a]		Year ended 12/31/05[b]
	Shares	Amount	Shares	Amount
Series I shares
Sold	3,665,460	$42,760,810	7,537,450	$99,286,691
Distributions reinvested	2,456,547	30,500,582	3,406,219	43,220,723
Repurchased	(4,511,422)	(54,780,911)	(28,592,151)	(370,186,712)
Net increase (decrease)	1,610,585	$18,480,481	(17,648,482)	($227,679,298)
Series II shares
Sold	26,068,748	$333,743,396	33,440,510	$439,059,818
Distributions reinvested	9,102,765	112,757,354	4,068,750	51,586,761
Repurchased	(1,202,744)	(15,586,674)	(117,043)	(1,533,390)
Net increase	33,968,769	$430,914,076	37,392,217	$489,113,189
Series IIIA shares
Sold	17,382	$229,790	137,587	$1,802,356
Distributions reinvested	23,179	286,034	9,663	122,414
Repurchased	(284,961)	(3,525,095)	(17,353)	(225,588)
Net increase (decrease)	(244,400)	($3,009,271)	129,897	$1,699,182
Series NAV shares
Sold	356,897	$4,595,488	126,582	$1,661,683
Distributions reinvested	16,611	206,356	—	—
Repurchased	(101,681)	(1,287,768)	(5,340)	(69,872)
Net increase	271,827	$3,514,076	121,242	$1,591,811
Net increase (decrease)	35,606,780	$449,899,362	19,994,874	$264,724,884

a	Series IIIA shares were terminated on 10-4-06.

b	Series NAV shares began operations on 4-29-05.

7.  INVESTMENT TRANSACTIONS Purchases and sales of the underlying affiliated funds for the year ended December 31, 2006, were as follows:

	Purchases		Sales and Maturities
Portfolio	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Lifestyle Aggressive	—	$243,069,542	—	$190,702,608
Lifestyle Balanced	—	3,748,313,785	—	1,347,498,795
Lifestyle Conservative	—	287,005,235	—	221,678,112
Lifestyle Growth	—	6,091,602,208	—	1,829,255,044
Lifestyle Moderate	—	683,908,104	—	309,718,074

The cost of investments owned on December 31, 2006, including short-term investments, for federal income tax purposes, was as follows:

Portfolio	Aggregate Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Lifestyle Aggressive	$579,257,143	$63,537,429	$(5,523,487)	$58,013,942
Lifestyle Balanced	7,826,118,224	694,459,345	(18,098,751)	676,360,594
Lifestyle Conservative	675,143,801	24,737,757	(1,709,367)	23,028,390
Lifestyle Growth	9,885,328,303	831,504,668	(18,823,444)	812,681,224
Lifestyle Moderate	1,793,644,054	126,910,779	(6,425,808)	120,484,971

8.  FEDERAL INCOME TAX INFORMATION Federal income tax regulations may differ from generally accepted accounting principles, and income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets for tax purposes differs from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales and excise tax regulations.

The tax-basis components of distributable earnings at December 31, 2006, were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation (Depreciation)
Lifestyle Aggressive	$4,930,294	$12,549,503	$58,013,942
Lifestyle Balanced	—	—	676,360,594
Lifestyle Conservative	120,587	—	23,028,390
Lifestyle Growth	33,690,279	45,360,752	812,681,224
Lifestyle Moderate	—	—	120,484,971

The tax character of distributions paid during 2006 and 2005, was as follows:

	2006 Distributions				2005 Distributions
Portfolio	Ordinary Income	Long Term Capital Gains	Return of Capital	Total	Ordinary Income	Long Term Capital Gains	Total
Lifestyle Aggressive	$74,654,024	$89,165,123	—	$163,819,147	$15,381,485	$11,924,741	$27,306,226
Lifestyle Balanced	381,173,381	362,294,035	$17,362,115	760,829,531	179,232,568	72,504,569	251,737,137
Lifestyle Conservative	23,600,881	24,143,005	—	47,743,886	37,512,986	18,805,409	56,318,395
Lifestyle Growth	441,703,376	477,508,155	—	919,211,531	120,429,003	29,979,859	150,408,862
Lifestyle Moderate	78,966,521	61,909,262	2,874,543	143,750,326	56,570,060	38,359,838	94,929,898

29

John Hancock Trust
Notes to Financial Statements

9.  INVESTMENT IN AFFILIATED UNDERLYING FUNDS The Lifestyle Portfolios invest primarily in the underlying funds that are managed by affiliates of the Adviser. The Portfolios do not invest in the underlying funds for the purpose of exercising management or control. A summary of the Lifestyle Portfolios’ transactions in the securities of affiliated issuers during the year ended December 31, 2006 is set forth below:

PORTFOLIO	AFFILIATE - SERIES NAV	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	SALE PROCEEDS	ENDING VALUE
Lifestyle Aggressive
	All Cap Growth	649,994	95,991	34,276	711,709	$579,821	$12,711,125
	All Cap Value	741,295	316,292	80,875	976,712	995,195	12,687,495
	Blue Chip Growth	1,536,325	350,257	241,902	1,644,680	4,318,736	31,841,004
	Capital Appreciation	2,168,127	961,406	327,276	2,802,257	2,793,480	25,444,496
	Core Equity	1,077,226	309,469	544,893	841,802	7,620,071	12,761,721
	Emerging Growth	616,231	530,477	146,986	999,722	1,932,164	12,706,463
	Equity-Income	969,385	188,688	467,192	690,881	7,766,737	12,774,395
	Fundamental Value	1,427,685	278,294	568,485	1,137,494	8,681,270	19,087,152
	International Core	3,433,368	760,955	820,467	3,373,856	11,382,347	51,113,923
	International Equity Index B	1,291,787	113,901	501,068	904,620	9,603,236	19,250,323
	International Opportunities	1,415,748	262,288	267,853	1,410,183	4,456,375	25,623,033
	International Small Cap	1,718,348	151,019	1,075,866	793,501	23,617,883	19,250,323
	International Small Company	—	1,667,076	213,124	1,453,952	2,607,137	19,250,323
	International Value	2,749,989	530,922	963,914	2,316,997	16,380,563	44,741,212
	Large Cap	770,120	150,982	107,123	813,979	1,501,391	12,779,468
	Large Cap Value	251,401	54,012	29,501	275,912	621,681	6,370,813
	Mid Cap Core	1,303,869	351,387	1,655,256	—	26,688,795	—
	Mid Cap Index	—	1,361,023	16,659	1,344,364	302,445	25,341,270
	Mid Cap Stock	710,423	106,412	69,767	747,068	1,121,207	12,707,628
	Mid Cap Value	869,709	300,401	445,172	724,938	7,202,555	12,722,654
	Mid Cap Value Equity	—	516,060	32,611	483,449	399,226	6,318,677
	Natural Resources	873,613	575,465	442,564	1,006,514	13,994,543	31,906,502
	Overseas Equity	—	987,854	92,123	895,731	1,211,349	12,862,690
	Quantitative Mid Cap	744,073	478,428	50,729	1,171,772	542,926	12,666,852
	Quantitative Value	1,079,297	388,255	214,026	1,253,526	2,886,830	19,128,808
	Small Cap	1,155,755	365,652	180,980	1,340,427	2,507,432	18,967,047
	Small Cap Index	—	813,832	66,141	747,691	1,058,876	12,695,786
	Small Cap Opportunities	481,657	19,902	501,559	—	12,367,712	—
	Small Company	689,028	241,465	54,052	876,441	794,745	12,725,919
	Small Company Value	739,210	242,996	109,848	872,358	2,389,262	19,069,746
	Special Value	554,815	148,744	56,281	647,278	1,057,985	12,731,968
	U.S. Global Leaders Growth	409,742	125,839	54,017	481,564	671,451	6,337,383
	U.S. Large Cap	—	857,895	75,716	782,179	1,138,191	12,671,299
	U.S. Multi Sector	3,340,724	885,744	588,644	3,637,824	7,595,951	50,929,542
	Value & Restructuring	—	442,710	22,305	420,405	316,129	6,364,925
	Vista	830,985	171,240	109,580	892,645	1,596,911	12,729,120

Lifestyle Balanced
	500 Index	10,325,960	1,382,727	11,708,687	—	$132,072,921	—
	Active Bond	11,456,725	5,774,994	141,888	17,089,831	1,338,620	$169,018,428
	All Cap Core	—	8,714,038	44,835	8,669,203	823,706	170,089,755
	Blue Chip Growth	25,198,447	10,474,197	397,028	35,275,616	7,306,067	682,935,931
	Core Bond	8,827,953	4,621,981	114,426	13,335,508	1,387,332	168,827,532
	Core Equity	11,081,043	4,899,317	4,754,403	11,225,957	66,769,438	170,185,515
	Equity-Income	16,548,708	5,385,231	8,099,448	13,834,491	134,917,307	255,799,734
	Fundamental Value	10,951,000	3,618,831	4,429,581	10,140,250	67,810,969	170,153,398
	Global Bond	11,683,077	5,646,226	312,500	17,016,803	4,675,573	253,720,534
	Global Real Estate	—	17,852,854	732,020	17,120,834	10,021,823	261,263,921
	High Income	—	12,059,125	172,329	11,886,796	2,285,456	169,267,971
	High Yield	65,378,838	27,616,616	20,949,956	72,045,498	207,861,511	765,843,643
	International Core	17,549,826	6,176,469	1,159,091	22,567,204	16,162,107	341,893,145
	International Opportunities	7,309,266	2,566,840	294,283	9,581,823	4,905,369	174,101,732
	International Small Cap	5,862,126	1,501,844	254,740	7,109,230	5,623,991	172,469,925
	International Value	14,053,067	4,397,075	742,224	17,707,918	12,746,335	341,939,894
	Large Cap	3,947,652	1,514,779	40,862	5,421,569	593,905	85,118,628
	Large Cap Value	2,575,264	8,548,516	51,559	11,072,221	1,126,254	255,657,575
	Mid Cap Stock	3,602,231	1,472,912	103,985	4,971,158	1,700,186	84,559,395
	Natural Resources	7,158,307	5,389,585	1,798,030	10,749,862	57,232,277	340,770,641
	Quantitative Value	—	11,262,890	71,217	11,191,673	1,015,273	170,784,929
	Real Estate Equity	—	11,546,029	861,473	10,684,556	12,618,679	162,298,405
	Real Estate Securities	11,236,103	4,073,196	15,309,299	—	338,457,845	—
	Real Return Bond	20,799,912	12,425,879	378,724	32,847,067	4,840,100	424,055,631
	Small Cap	3,933,969	2,115,656	118,359	5,931,266	1,667,682	83,927,417
	Small Cap Opportunities	2,458,167	879,535	61,679	3,276,023	1,494,872	79,541,844
	Small Company Value	2,511,668	1,422,997	73,587	3,861,078	1,604,277	84,403,155
	Spectrum Income	21,971,434	9,418,797	279,197	31,111,034	3,576,438	424,043,394
	Strategic Bond	13,971,368	6,050,317	5,908,194	14,113,491	66,172,126	169,079,625
	Strategic Income	—	12,855,288	73,600	12,781,688	972,879	169,101,729

30

John Hancock Trust
Notes to Financial Statements

9. INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE - SERIES NAV	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	SALE PROCEEDS	ENDING VALUE
Lifestyle Balanced, continued
	Strategic Value	10,511,878	6,112,289	16,624,167	—	$163,255,550	—
	Total Return	20,265,583	10,778,539	334,918	30,709,204	4,455,221	$423,787,013
	U.S. Global Leaders Growth	12,777,769	6,798,161	166,501	19,409,429	2,128,553	255,428,082
	U.S. High Yield Bond	8,567,673	4,032,327	82,807	12,517,193	1,049,297	169,357,628
	U.S. Large Cap	—	10,533,301	40,730	10,492,571	631,734	169,979,649
	U.S. Multi Sector	25,648,795	11,228,136	281,520	36,595,411	3,749,200	512,335,758
	Value & Restructuring	8,409,568	3,036,604	168,942	11,277,230	2,447,920	170,737,262

Lifestyle Conservative
	Active Bond	6,238,418	1,773,137	955,361	7,056,194	$9,214,168	$69,785,757
	Blue Chip Growth	682,147	305,678	257,736	730,089	4,661,029	14,134,526
	Core Bond	962,133	234,632	96,900	1,099,865	1,205,007	13,924,289
	Equity-Income	718,474	302,269	256,429	764,314	4,377,710	14,132,165
	Fundamental Value	791,989	328,180	278,415	841,754	4,324,610	14,124,637
	Global Bond	3,384,529	1,148,393	788,574	3,744,348	11,549,353	55,828,224
	Global Real Estate	—	1,980,054	591,207	1,388,847	7,659,023	21,193,812
	High Income	—	1,152,735	171,473	981,262	2,255,191	13,973,173
	High Yield	4,131,011	874,485	2,374,420	2,631,076	23,716,553	27,968,340
	International Core	950,100	557,061	582,676	924,485	7,973,793	14,005,942
	International Value	1,140,845	584,043	637,572	1,087,316	10,843,195	20,996,066
	Investment Quality Bond	2,536,640	787,881	331,042	2,993,479	3,806,157	34,874,034
	Real Estate Equity	—	1,262,197	403,023	859,174	5,549,866	13,050,851
	Real Estate Securities	1,220,416	424,786	1,645,202	—	37,242,658	—
	Real Return Bond	1,806,549	613,354	259,047	2,160,856	3,386,143	27,896,657
	Spectrum Income	4,298,568	2,140,324	807,588	5,631,304	10,543,937	76,754,669
	Strategic Bond	3,541,657	614,106	2,992,058	1,163,705	33,634,000	13,941,190
	Strategic Income	—	1,686,930	105,482	1,581,448	1,416,896	20,922,561
	Total Return	7,042,248	2,224,722	1,174,204	8,092,766	15,940,609	111,680,172
	U.S. Government Securities	4,906,105	1,551,693	768,086	5,689,712	10,192,618	76,754,209
	U.S. High Yield Bond	466,950	662,266	96,964	1,032,252	1,266,657	13,966,376
	U.S. Multi Sector	926,835	402,503	320,017	1,009,321	4,242,927	14,130,488
	Value & Restructuring	911,109	496,822	474,374	933,557	6,676,011	14,134,053

Lifestyle Growth
	500 Index	10,747,193	2,685,992	13,433,185	—	$151,525,436	—
	All Cap Core	—	10,977,475	44,418	10,933,057	808,251	$214,506,582
	All Cap Growth	3,466,067	2,545,613	17,212	5,994,468	297,377	107,061,207
	All Cap Value	7,919,160	8,645,560	48,988	16,515,732	633,299	214,539,362
	Blue Chip Growth	16,404,234	9,929,362	4,126,631	22,206,965	75,257,070	429,926,848
	Capital Appreciation	17,387,171	30,281,990	332,592	47,336,569	2,866,653	429,816,050
	Core Equity	11,545,358	8,075,960	5,466,791	14,154,527	76,764,315	214,582,634
	Equity-Income	13,790,458	8,295,234	4,655,397	17,430,295	77,548,234	322,286,155
	Fundamental Value	15,197,464	9,148,295	5,143,489	19,202,270	78,712,320	322,214,093
	Global Bond	8,110,980	6,500,626	280,579	14,331,027	4,220,647	213,675,607
	Global Real Estate	—	7,361,166	173,278	7,187,888	2,365,611	109,687,164
	High Income	—	7,574,581	77,328	7,497,253	1,013,369	106,760,883
	High Yield	39,661,422	26,766,397	16,048,474	50,379,345	159,269,525	535,532,434
	International Core	27,349,084	16,298,511	1,116,430	42,531,165	15,817,627	644,347,157
	International Equity Index B	3,423,159	560,845	3,984,004	—	76,555,076	—
	International Opportunities	11,261,089	12,985,868	296,659	23,950,298	4,962,989	435,176,912
	International Small Cap	12,147,649	3,963,439	7,198,016	8,913,072	158,919,378	216,231,133
	International Small Company	—	16,777,684	519,735	16,257,949	6,631,314	215,255,244
	International Value	21,896,162	9,888,660	9,521,751	22,263,071	161,221,586	429,899,903
	Large Cap	4,105,788	2,759,020	42,906	6,821,902	613,212	107,103,864
	Large Cap Value	2,673,396	1,976,395	16,073	4,633,718	340,939	106,992,551
	Mid Cap Core	13,835,957	9,883,308	23,719,265	—	379,815,231	—
	Mid Cap Index	3,218,228	25,169,085	48,525	28,338,788	882,685	534,186,155
	Mid Cap Stock	3,739,682	2,575,445	56,223	6,258,904	913,425	106,463,959
	Mid Cap Value	3,081,707	1,581,361	4,663,068	—	75,588,780	—
	Mid Cap Value Equity	—	8,148,682	24,710	8,123,972	314,167	106,180,312
	Natural Resources	7,423,226	7,553,220	1,438,769	13,537,677	45,643,472	429,144,349
	Overseas Equity	—	15,155,512	148,059	15,007,453	2,026,430	215,507,027
	Quantitative Value	11,500,555	9,844,432	227,632	21,117,355	3,164,252	322,250,841
	Real Estate Equity	—	7,042,378	385,637	6,656,741	5,686,078	101,115,901
	Real Estate Securities	4,678,504	2,268,469	6,946,973	—	153,464,136	—
	Real Return Bond	12,995,225	12,168,870	320,126	24,843,969	4,094,011	320,735,640
	Small Cap	4,057,921	3,509,383	65,455	7,501,849	907,364	106,151,165
	Small Cap Index	3,892,371	2,446,510	60,742	6,278,139	979,616	106,602,804
	Small Cap Opportunities	5,113,034	2,772,768	65,737	7,820,065	1,569,656	189,871,168
	Small Company Growth	4,365,642	2,722,571	62,450	7,025,763	914,698	106,159,283
	Small Company Value	2,614,020	2,294,780	40,549	4,868,251	891,162	106,419,975
	Special Value	2,951,263	2,486,284	12,779	5,424,768	239,833	106,705,185

31

John Hancock Trust
Notes to Financial Statements

9. INVESTMENT IN AFFILIATED UNDERLYING FUNDS, CONTINUED

PORTFOLIO	AFFILIATE - SERIES NAV	BEGINNING SHARE AMOUNT	SHARES PURCHASED	SHARES SOLD	ENDING SHARE AMOUNT	SALE PROCEEDS	ENDING VALUE
Lifestyle Growth, continued
	Spectrum Income	9,149,771	6,639,680	123,681	15,665,770	$1,588,598	$213,524,441
	Strategic Bond	9,697,424	5,974,808	6,781,314	8,890,918	75,958,058	106,579,088
	Strategic Income	—	8,104,316	48,451	8,055,865	643,491	106,337,412
	Total Return	16,881,901	14,570,385	462,294	30,989,992	6,174,254	427,661,896
	U.S. Global Leaders Growth	13,350,150	11,342,778	215,888	24,477,040	2,709,082	322,117,847
	U.S. High Yield Bond	—	7,952,883	59,857	7,893,026	763,343	106,792,639
	U.S. Large Cap	—	13,277,572	39,907	13,237,665	607,173	214,450,173
	U.S. Multi Sector	31,173,834	23,063,639	457,238	53,780,235	5,987,402	752,923,289
	Value & Restructuring	—	7,115,885	21,687	7,094,198	315,921	107,406,161
	Vista	4,420,058	3,152,924	72,894	7,500,088	1,068,497	106,951,253

Lifestyle Moderate
	500 Index	2,658,857	135,819	2,794,676	—	$31,522,805	—
	Active Bond	11,841,612	3,942,567	352,436	15,431,743	3,390,434	$152,619,940
	Blue Chip Growth	4,057,769	1,127,545	209,636	4,975,678	3,850,133	96,329,128
	Core Bond	2,279,832	748,075	23,828	3,004,079	294,077	38,031,641
	Core Equity	2,853,950	2,549,970	329,447	5,074,473	4,671,583	76,929,011
	Equity-Income	1,704,902	443,815	64,857	2,083,860	1,126,993	38,530,574
	Fundamental Value	2,819,055	1,909,269	150,525	4,577,799	2,375,322	76,815,463
	Global Bond	6,030,355	1,996,751	346,367	7,680,739	5,119,045	114,519,819
	Global Real Estate	—	2,819,540	256,394	2,563,146	3,470,853	39,113,607
	High Income	—	4,211,644	180,561	4,031,083	2,440,050	57,402,622
	High Yield	14,018,570	3,424,794	6,634,699	10,808,665	65,932,448	114,896,104
	International Core	5,639,844	1,880,133	1,163,609	6,356,368	16,162,058	96,298,982
	International Equity Index B	1,690,801	198,455	974,515	914,741	18,686,224	19,465,688
	International Opportunities	951,334	238,820	107,725	1,082,429	1,799,811	19,667,729
	International Value	2,709,031	612,772	317,251	3,004,552	5,494,753	58,017,906
	Investment Quality Bond	2,406,118	885,408	26,230	3,265,296	298,337	38,040,696
	Overseas Equity	—	1,386,519	38,522	1,347,997	514,184	19,357,243
	Real Estate Equity	—	2,730,395	357,396	2,372,999	5,157,742	36,045,854
	Real Estate Securities	2,315,741	671,489	2,987,230	—	66,462,082	—
	Real Return Bond	4,289,515	1,701,099	97,528	5,893,086	1,269,530	76,079,741
	Small Cap	1,005,874	447,647	108,529	1,344,992	1,532,793	19,031,634
	Small Company	1,820,722	1,030,757	216,420	2,635,059	3,258,101	38,261,058
	Small Company Value	646,767	292,332	63,772	875,327	1,410,753	19,134,653
	Spectrum Income	7,933,090	3,474,000	195,512	11,211,578	2,556,669	152,813,804
	Strategic Bond	6,006,042	1,419,382	4,240,751	3,184,673	47,528,805	38,152,377
	Strategic Income	—	2,895,180	11,226	2,883,954	150,797	38,154,712
	Total Return	12,536,011	4,616,155	544,551	16,607,615	7,362,221	229,185,090
	U.S. Government Securities	2,114,913	729,136	22,192	2,821,857	292,369	38,066,857
	U.S. High Yield Bond	2,211,678	2,093,589	64,109	4,241,158	839,710	57,382,864
	U.S. Multi Sector	4,403,644	1,273,539	169,475	5,507,708	2,280,794	77,107,908
	Value & Restructuring	2,161,236	565,671	172,328	2,554,579	2,466,598	38,676,320

32

PricewaterhouseCoopers LLP
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of John Hancock Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the portfolios (identified in Note 1) comprising John Hancock Trust (the “Trust”) at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2006 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
March 1, 2007

33

John Hancock Trust
Trustees and Officers Information (Unaudited)

The Trustees and Officers of the Trust, together with information as to their principal occupations during the past five years, are listed below. Each Trustee oversees all Trust portfolios.

DISINTERESTED TRUSTEES

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
Charles L. Bardelis 601 Congress Street Boston, MA 02210 Born: 1941	Trustee (since 1988)	Director, Island Commuter Corp. (marine transport). Trustee of John Hancock Funds II (since 2005).

Peter S. Burgess 601 Congress Street Boston, MA 02210 Born: 1942	Trustee (since 2005)
Consultant (financial, accounting and auditing matters) (since 1999). Certified Public Accountant, Partner; Arthur Andersen (prior to 1999).
Director of the following publicly traded companies: PMA Capital Corporation (since 2004) and Lincoln Educational Services Corporation (since 2004).
Trustee of John Hancock Funds II (since 2005).

Elizabeth G. Cook 601 Congress Street Boston, MA 02210 Born: 1937	Trustee (since 2005)[2]
Expressive Arts Therapist, Massachusetts General Hospital (September 2001 to present); Expressive Arts Therapist, Dana Farber Cancer Institute (September 2000 to January 2004); President, The Advertising Club of Greater Boston.
Trustee of John Hancock Funds II (since 2005).

Hassell H. McClellan 601 Congress Street Boston, MA 02210 Born: 1945	Trustee (since 2005)[2]	Associate Professor, The Graduate School of the Wallace E. Carroll School of Management, Boston College. Trustee of John Hancock Funds II (since 2005).

James M. Oates 601 Congress Street Boston, MA 02210 Born: 1946	Chairman (since 2005) Trustee (since 2004)
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman, Emerson Investment Management, Inc. (since 2000); Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (since 1997).
Director of the following publicly traded companies: Stifel Financial (since 1996); Investors Bank and Trust Company (since 1995); Investors Financial Services Corporation (since 1995); and Connecticut River Bancorp (since 1998).
Trustee of John Hancock Funds II (since 2005); Director, Phoenix Mutual Funds (since 1988).

F. David Rolwing 601 Congress Street Boston, MA 02210 Born: 1934	Trustee (since 1997)[3]	Former Chairman, President and CEO, Montgomery Mutual Insurance Company, 1991 to 1999. (Retired 1999).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	Prior to 2004, Ms. Cook and Mr. McClellan were Trustees of John Hancock Variable Series Trust I which was combined with corresponding portfolios of the Trust on April 29, 2005.

3	Prior to 1997, Mr. Rolwing was a Trustee of Manulife Series Fund, Inc. which was combined with corresponding portfolios of the Trust on December 31, 1996.

34

John Hancock Trust
Trustees and Officers Information (Unaudited)

TRUSTEES AFFILIATED WITH THE TRUST AND OFFICERS OF THE TRUST

Name, Address and Year of Birth	Position with the Trust[1]	Principal Occupation(s) and Other Directorships During Past Five Years
James R. Boyle[2,5] 601 Congress Street Boston, MA 02210 Born: 1959	Trustee (since 2005)
Chairman and Director, John Hancock Advisers, LLC, The Berkeley Financial Group, LLC (holding company) and John Hancock Funds, LLC.; President, John Hancock Annuities; Executive Vice President, John Hancock Life Insurance Company (since June 2004); President, U.S. Annuities; Senior Vice President, The Manufacturers Life Insurance Company (U.S.A.) (prior to 2004).

John D. Richardson[2,3] 601 Congress Street Boston, MA 02210 Born: 1938	Trustee (1997 to 2006) Trustee Emeritus (since December 2006)
Retired; Former Senior Executive Vice President, Office of the President, Manulife Financial, February 2000 to March 2002 (Retired, March 2002); Executive Vice President and General Manager, U.S. Operations, Manulife Financial, January 1995 to January 2000.
Director of BNS Split Corp. and BNS Split Corp. II, publicly traded companies listed on the Toronto Stock Exchange.

Keith F. Hartstein[4] 601 Congress Street Boston, MA 02210 Born: 1956	President (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2004); Director, President and Chief Executive Officer, John Hancock Advisers, LLC and The Berkeley Financial Group, LLC (“The Berkeley Group”) (holding company); Director, President and Chief Executive Officer, John Hancock Funds, LLC (“John Hancock Funds”); Director, President and Chief Executive Officer, Sovereign Asset Management LLC (“Sovereign”); Director, John Hancock Signature Services, Inc.; Director, Chairman and President, NM Capital Management, Inc. (NM Capital) (since 2005); Chairman, Investment Company Institute Sales Force Marketing Committee (since 2003); Executive Vice President, John Hancock Funds, LLC (until 2005).

John G. Vrysen[4] 601 Congress Street Boston, MA 02210 Born: 1955	Chief Financial Officer (since 2005)
Senior Vice President, Manulife Financial Corporation (since 2006); Executive Vice President and Chief Financial Officer, John Hancock Funds, LLC, July 2005 to present; Senior Vice President and General Manager, Fixed Annuities, John Hancock Financial Services, September 2004 to July 2005; Executive Vice President, Operations, Manulife Wood Logan, July 2000 to September 2004.

Gordon M. Shone[4] 601 Congress Street Boston, MA 02210 Born: 1956	Treasurer (since 2005)	Senior Vice President, John Hancock Life Insurance Company (U.S.A.), January 2001 to present. Vice President, The Manufacturers Life Insurance Company (U.S.A.), August 1998 to December 2000.

Thomas M. Kinzler[4] 601 Congress Street Boston, MA 02110 Born: 1955	Secretary (since 2006)
Vice President and Counsel, John Hancock Life Insurance Company (U.S.A.) (since 2006); Secretary and Chief Legal Officer, John Hancock Funds, John Hancock Funds II, John Hancock Funds III and John Hancock Trust (since 2006); Vice President and Associate General Counsel, Massachusetts Mutual Life Insurance Company (1999–2006); Secretary and Chief Legal Counsel, MML Series Investment Fund (2000–2006); Secretary and Chief Legal Counsel, MassMutual Institutional Funds (2000–2004); Secretary and Chief Legal Counsel, MassMutual Select Funds and MassMutual Premier Funds (2004–2006).

Francis V. Knox, Jr. 601 Congress Street Boston, MA 02110 Born: 1947	Chief Compliance Officer (since 2005)
Vice President and Chief Compliance Officer, John Hancock Investment Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company and John Hancock Funds (since 2005); Vice President and Assistant Treasurer, Fidelity Investments, Fidelity Group of Funds (until 2004); Vice President and Ethics & Compliance Officer, Fidelity Investments (until 2001).

1	Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

2	The Trustee is an “interested person” (as defined in the 1940 Act) due to his position (prior position in the case of John D. Richardson) with Manulife Financial Corporation (or its affiliates), the ultimate controlling parent of the investment adviser.

3	Prior to 1997, Mr. Richardson was a Trustee of Manulife Series Fund, Inc. which merged into the Trust on December 31, 1996.

4	Affiliated with the Adviser.

5	Non-Independent Trustee: holds positions with the Trust’s investment adviser, underwriter, and/or certain other affiliates.

The Statement of Additional Information, a separate document with supplemental information not contained in the Prospectus, includes additional information on the Board of Trustees and can be obtained without charge by calling 1-800-344-1029 or on the Securities and Exchange Commission (“SEC”) Web site at www.sec.gov.

PROXY VOTING POLICY A description of the Trust’s proxy voting policies and procedures and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-344-1029 or on the SEC Web site at www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.The Trust Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St., N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

35

Management of the Trust

Trustees

James M. Oates, Chairman of the Board
Charles L. Bardelis
James R. Boyle
Peter S. Burgess
Elizabeth G. Cook
Hassell H. McClellan
John D. Richardson, Trustee Emeritus
F. David Rolwing

Officers

Keith F. Hartstein, President
John G. Vrysen, Chief Financial Officer
Gordon M. Shone, Treasurer
Thomas M. Kinzler, Secretary
Francis V. Knox, Jr., Chief Compliance Officer

Investment Adviser

John Hancock Investment Management Services, LLC
Boston, Massachusetts

John Hancock
the future is yours
601 Congress Street
Boston MA 02210-2805

PRESORTED STD
U.S. POSTAGE
PAID
RANDOLPH, MA
PERMIT NO. 75

JHTLA 2/07

American Funds®

The right choice for the long term®

American Funds Insurance Series

The benefits of choice: understanding your options

Annual report for the year ended December 31, 2006

American Funds Insurance Series® is the underlying investment vehicle for several variable annuities and insurance products. The investment adviser for American Funds Insurance Series is Capital Research and Management Company.SM For 75 years, Capital Research has invested with a long-term focus based on thorough research and attention to risk. All the variable funds in American Funds Insurance Series may not be available in your product.

The summary investment portfolios (with the exception of Cash Management Fund, which shows a complete listing of its portfolio holdings) are designed to streamline this report and help investors better focus on the funds’ principal holdings. For details on how to obtain a complete schedule of portfolio holdings for each fund in the series, please see the outside back cover.

This report shows investment results for Class 1, 2 and 3 shares of the funds in American Funds Insurance Series. Class 2 shares began operations on April 30, 1997. Class 3 shares began operations on January 16, 2004. Results encompassing periods prior to those dates assume a hypothetical investment in Class 1 shares and include deduction of the additional 0.25% annual expense for Class 2 shares and 0.18% for Class 3 shares under the series’ plans of distribution. Results discussed in the individual fund reports are for Class 2 shares. The mountain charts illustrate the growth of a $10,000 investment in each of the investment portfolios in American Funds Insurance Series (with the exception of Cash Management Fund, which is managed to provide preservation of principal) over the past 10 years (or the lifetime of the fund, if less than 10 years). The mountain charts reflect results for Class 2 shares. The investment results tables show the average annual total returns over various periods for Class 1, 2 and 3 shares. The variable annuities and life insurance contracts that use the series’ funds contain certain fees and expenses not reflected in this report. The series’ investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Investments outside the United States, especially those in developing countries, are subject to additional risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Small-company stocks involve additional risks and can fluctuate in price more than larger company stocks. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. The market indexes are unmanaged and do not reflect sales charges, commissions or expenses.

The year that ended December 31, 2006, was a strong one for investors in almost every sector from U.S. stock and bond markets to markets around the globe. Against this background, every investment option in the American Funds Insurance Series gained value for the fourth consecutive year.

While most markets around the world fared well, those outside the U.S. posted the greatest gains, rewarding individuals who invested a portion of their assets in non-U.S. stocks and bonds. The dollar’s slide — it lost 10.4% against the euro and 12.2% against the British pound in 2006 — also boosted the returns in non-U.S. markets when the gains were translated into dollars.

In 2006, Standard and Poor’s 500 Composite Index, a broad measure of the U.S. stock market, rose 15.8%, and the Nasdaq Composite Index, home to many of the nation’s technology companies, gained 9.5%. Outside the U.S., stock markets were even stronger. The MSCI EAFE® (Europe, Australasia, Far East) Index rose 26.9% . In Germany, the DAX rose 22.0% when measured in euros while the London FTSE gained 14.8% when measured in pounds. The Japanese market was a laggard among major markets, but even it gained a solid 7.9%, as measured in yen by the Nikkei 225 Index.

Fixed-income markets in the U.S. and abroad also posted gains. The Citigroup Broad Investment-Grade (BIG) Bond Index gained 4.3%, while the Credit Suisse High Yield Index rose 11.9%, and every fixed-income fund in the series gained value.

While most investments posted good returns in 2006, outside the financial markets it was a tumultuous period. Violence increased in Iraq, and Democrats won control of both the House of Representatives and the Senate for the first time in 12 years. In addition, the long bull market in U.S. residential real estate finally came to an end.

Despite the armed conflict in the Middle East and political change at home, the markets were dominated primarily by economic, not political, factors. Continued low long-term U.S. interest rates, a benign inflation outlook and healthy corporate profits combined to move the markets higher. The economic outlook lacked clarity when the year began. Oil prices, which can be a key driver of inflation, started rising early in the year, peaked in July and began retreating. By the end of the year, prices had declined to the level they were on January 1, 2006.

The U.S. Federal Reserve paused after a long series of short-term interest rate hikes. After four increases in the first six months of 2006, the U.S. central bank held the federal funds rate steady at 5.25% through the end of the year. Yields on the 10-year U.S. Treasury, a benchmark for mortgages and corporate bonds, also rose modestly during the year, from 4.4% to 4.7% .

As we enter 2007, the economy and the markets are sending mixed signals about what lies ahead. U.S. interest rates are relatively low by historical standards, but the Fed has expressed its resolve to fight inflation. In addition, at the end of 2006, yields on short-term Treasury bills were higher than on long-term Treasury bonds. Historically, “inverted yield curves” often preceded a recession. Yet there are also reasons for optimism. The economy continues to grow, and corporate earnings remain strong despite their upward run over the last five years. Furthermore, U.S. stocks, as measured by the S&P 500, are not out of line with historic price-to-earning ratios.

It is impossible to know the future, of course. We do know from experience, however, that the markets will not always be as strong as they have been in the recent past. Nevertheless, we remain confident in the long-term prospects of the global equity and fixed-income markets and urge our investors to remain focused on their financial goals despite market fluctuations — up or down.

The past year was also a time of change for the American Funds Insurance Series, as two new investment options — the Global Growth and Income Fund and the Global Bond Fund — were added. We welcome our new investors in these funds and look forward to reporting to you again in six months.

February 1, 2007

American Funds Insurance Series

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth Fund gained 10.2% for the year ended December 31, 2006. Although it had a solid year, especially compared to multi-cap growth funds, the fund did not keep pace with the S&P 500, which rose 15.8% .

Strong corporate earnings, a healthy economy and a benign outlook for inflation combined to boost investors’ confidence and drive the markets higher during 2006. Oil prices rose during the first half of the year, hitting a high of $77.03 a barrel in July before declining to $61.05 on December 31, essentially unchanged for the year. Despite the volatility in the price of oil, the fund’s investments in companies that provide oil equipment and services fared well.

Growth Fund also benefited from its holdings in software firms and communications equipment companies, as well as diversified telecommunication services firms. At the same time, the fund was hurt by its investments in the automobile components and consumer services industries.

American Funds Insurance Series

International Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

International Fund benefited from the strength in non-U.S. markets and gained 19.0% as of December 31, 2006, a strong year that nevertheless lagged the MSCI EAFE® (Europe, Australasia, Far East) Index, which rose 26.9% .

The markets with the greatest returns in 2006 were outside the United States. European markets were especially strong, as Germany’s DAX rose 36.0% and the French market gained 35.4%, 1 when measured in U.S. dollars. Other European markets, including the United Kingdom, Austria, Ireland, Spain and the Netherlands, all gained more than 30% when measured in dollars. The gains in non-U.S. markets were magnified by the dollar’s weakness. The greenback lost 10.4% against the euro and 12.2% against the British pound. It gained slightly against the Japanese yen, increasing 0.9% .

Many Asian markets also rose, but returns were not uniformly strong. In U.S. dollar terms, Indonesia’s market rose 74.8% and the Australian market gained 32.5%, but the Japanese market, as measured by the Nikkei 225 Index, rose only 6.9% . The fund’s investments in the energy sector, diversified telecommunications and commercial banks helped, while its holdings in electronic equipment declined.

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not refl ect sales charges, commissions or expenses.

1 Unless otherwise indicated, country returns are based on MSCI indices, assume reinvestment of dividends and are measured in U.S. dollars.

2 MSCI EAFE (Europe, Australasia, Far East) Index.

3 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Blue Chip Income
and Growth Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Blue Chip Income and Growth Fund passed a milestone in 2006 and now has a full five-year history. Most investment professionals consider five years as the minimum length of time over which to judge a fund’s long-term track record. Blue Chip Income and Growth Fund gained 17.4% for the 12 months ended December 31, 2006, outpacing its relevant index, the S&P 500, which rose 15.8% .

While we’re pleased with the returns investors earned in the past year, we’re especially gratified to note the fund has earned an average annual total return of 6.8% over the past five years, outpacing the 6.2% average annual total return for the S&P 500 over the same period.

Blue Chip Income and Growth Fund’s policy is to be at least 90% invested in the market at all times. This policy proved beneficial during 2006 when the market made strong gains.

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Growth-Income Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Growth-Income Fund gained 15.2% for the year ended December 31, 2006, lagging the S&P 500, which rose 15.8% over the same period.

The U.S. stock market registered another solid year in 2006 as the economy continued to grow and corporate profits remained strong. Expectations of higher inflation diminished as oil prices declined during the second half of the year. The Federal Reserve, which raised the federal funds rate four times during the first half of the year, held the rate steady during the final six months.

In many ways, the fund’s return reflected these broader trends. The fund’s investments in telecommunications, helped by the merger of AT&T and Bell South, boosted returns. During the first half of 2006, the fund also benefited from its investments in oil companies, but as the price of oil dropped during the second half of 2006, those holdings lost value. By the end of the year, oil stocks had had little impact on returns. On the negative side, the fund’s investments in information technology stocks hurt returns. The fund also maintained an above-average buying reserve throughout 2006, holding an average of about 13% of its assets in cash.

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown refl ect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not refl ect sales charges, commissions or expenses.

*Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

Bond Fund

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

Bond Fund gained 7.0% during the year ended December 31, 2006, outpacing the Citigroup Broad Investment-Grade (BIG) Bond Index, which rose 4.3% .

Investors in corporate bonds, especially high-yield bonds, were rewarded in 2006 as the economy remained strong, inflationary expectations were calm and corporate profits were healthy. U.S. Treasury bonds, as measured by the 10-year Treasury, gained value but did not keep pace with corporate- or mortgage-backed securities, which also had a strong year.

Bond Fund’s success during the year can be attributed to its holdings of corporate bonds, which made up 47.6% of its portfolio at year-end, as well as its investments in mortgage-backed securities, which constituted 8.4% of the portfolio on December 31, 2006.

The fund was also aided by its holdings of high-yield bonds. During 2006, investors showed a willingness to assume more risk and bid up the prices of high-yield bonds, especially those issued by airline companies and auto makers. At the beginning of the year, many companies in these two sectors were considered likely candidates for bankruptcy. By the end of the year, however, their prospects had improved markedly and the prices of their bonds had gone up.

The gross expense ratios shown in the table above do not reflect a fee waiver that currently is in effect and which causes the actual expense ratio to be lower. The fund’s investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased it to 10% on April 1, 2005. Fund results shown refl ect the waiver, without which they would have been lower. Please see the Financial Highlights table in this report for details.

The market indexes are unmanaged and include reinvested distributions, but do not reflect sales charges, commissions or expenses.

1 Citigroup Broad Investment-Grade (BIG) Bond Index.

2 Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

American Funds Insurance Series

The benefits of choice: understanding your options

An English novelist once wrote, "the strongest principle of growth lies in human choice." Though not as she originally intended, her words hold true for investing. Understanding the many available options can help you make better investment decisions and ultimately, maximize the growth of your portfolio. It is important to keep in mind, however, that choosing the right investment options depends on many factors, including your age, when you plan to retire and your tolerance for risk.

With its diverse range of choices, American Funds Insurance Series can help you meet your retirement goals. To that end, two new funds were added to the series' lineup this year to help balance its offerings and provide you with more options. On the following pages, we'll differentiate the 15 funds in the series and discuss them in greater detail. We hope this will give you a better understanding of the funds and how they can serve your long-term investment goals.

American Funds Insurance Series

Global Discovery Fund

Global Growth Fund

Global Small
Capitalization Fund

International Fund

New World Fund

Growth Fund

Helping to build your
retirement assets

The first phase of retirement savings — accumulating assets — typically begins long before retirement. During this phase, investors are likely to focus on growth. American Funds Insurance Series has six growth-oriented options that give investors a full range of choices.

Global Discovery Fund seeks growth by investing in some of the most dynamic sectors of the global economy. Within these parameters, the fund’s portfolio encompasses a broad spectrum of companies. As industries as diverse as technology, financial services and health care become increasingly intrinsic to how we operate our businesses and manage our lives, the fund’s investment options continue to expand.

“Since its inception, the fund’s purview has gone well beyond technology, telecommunications and media,” says Gordon Crawford, one of the fund’s three portfolio counselors. “We also invest in companies that specialize in business services, retail and finance, to name just a few. None of these industries is new, yet they are always evolving and our investments evolve with them.”

In addition, the fund’s investment universe literally covers the world. While the largest portion of its assets remain in the U.S., the international component of the portfolio has been increasing steadily. Including the U.S., Global Discovery Fund is currently invested in more than two dozen countries.

American Funds Insurance Series

Some of the largest and most successful companies are based overseas. In fact, more than three-quarters of the world’s stocks are listed on exchanges outside the U.S. Of course, investing outside the United States poses its own risks, including currency fluctuations and political uncertainty. Still, investing overseas offers opportunities, and the flexibility of Global Growth Fund allows it to take advantage of these opportunities.

“We believe that being able to invest in companies regardless of where they are located offers tremendous value to investors. It’s beneficial not only in terms of capitalizing on opportunity, but also by creating a geographically diverse portfolio that is better able to withstand regional economic downturns and currency fluctuations,” says Steve Watson, one of the fund’s three portfolio counselors. “However, it’s important to keep in mind that our focus is on companies — not countries or regions. We rely on in-depth global research to find companies with sound management teams and sustainable competitive advantages.” As of its fiscal year-end, the fund’s portfolio included investments from approximately 50 companies in more than 20 countries.

Global Small Capitalization Fund can also invest globally, but its universe is that of small-company stocks — currently defined by Capital Research and Management Company, investment adviser to the series, as companies with market capitalizations of $3.5 billion or less.

“Despite their attractive growth prospects, many small companies are not widely followed, or understood, by institutions and individual investors. As a result, stock prices don’t always reflect a company’s true potential,” explains Blair Frank, one of three portfolio counselors for the fund. “This works to our advantage. Small-company stocks can reward careful analysis and in-depth research, both of which are at the core of our investment philosophy.”

Because the majority of companies listed on the world’s stock markets are small-capitalization firms, it is difficult for most traditional analysts to follow this vast array of companies. At Capital Research, a dedicated group of investment professionals make up the Small-Company Research Team, which strives to stay at the forefront of change and follows companies where no established industry exists.

Since International Fund, which invests primarily in the stocks of companies located outside the U.S., was launched in 1990, world markets have undergone remarkable changes. Companies are operating globally in order to grow and stay competitive, and the quickening of technological innovation has created new industries. When the fund began, stock markets outside the U.S., as measured by the MSCI ACWI ex USA, had a collective capitalization of about $3.4 trillion, slightly more than that of the United Kingdom today. International stocks are now worth about $16.1 trillion and include markets like South Korea and Brazil.

“One reason to invest outside the U.S. is a simple one: diversification,” says Alwyn Heong, one of the fund’s three portfolio counselors. “Because stock markets often move in different directions, an international component can help cushion your overall portfolio against declines in the U.S. and hopefully help it do even better at times.” Indeed, international markets have bested their U.S. counterparts in 10 of the past 20 calendar years, as measured by the MSCI EAFE and MSCI USA indices.

With the goal of reducing volatility while pursuing long-term capital appreciation, New World Fund blends three types of investments — stocks of multinational companies based in the developed world with significant exposure to the developing world, stocks of companies based in the developing world, and government and corporate bonds of issuers in developing countries.

This flexibility helps the fund meet one of its main objectives — trying to temper some of the volatility inherent in investing in developing countries. “By having the opportunity of investing outside of the developing world, we try to reduce that volatility,” explains Rob Lovelace, one of the fund’s three portfolio counselors. “So when developing markets are weak, the fund has tended to have better results than pure emerging markets funds. When developing markets do really well, the fund has tended to do really well.”

American Funds Insurance Series

While the pace of growth may slow in developing countries in the next year or two, it is still “expected to remain very robust,” according to the World Bank.

Growth Fund is one of the oldest equity options in the American Funds Insurance Series and invests primarily in U.S. companies that have a record of growth, a sustainable competitive edge, good management and solid prospects for the future.

“I look for companies that have proven in the past to have above-average growth and that we believe will continue to have above-average growth in the future,” says Donnalisa Barnum, one of the fund’s five portfolio counselors. “Careful research by experienced investment professionals is the key. We focus on growth potential for the long term and look for companies with a competitive edge, whether it is in the services or the products they offer, their culture, their product development process, their distribution systems or their technologies.”

The fund’s five portfolio counselors have an average of 31 years of experience and, with more than $27 billion in assets, it is the largest fund in the American Funds Insurance Series.

Complementing your
growth strategy

As investors accumulate assets for retirement, they’ll want to use as many tools as they can. One very important tool that can complement long-term growth strategy is reinvested dividends. American Funds Insurance Series has three investment options specifically designed with the importance of dividends in mind. While Asset Allocation Fund does not focus on dividends, its tactical approach to diversification can also complement your growth strategy.

In the two decades since it was launched in 1984, Growth-Income Fund has been the cornerstone of many investment plans. The fund invests primarily in dividend-paying U.S. stocks and is designed to seek both capital appreciation and income.

“There are several reasons behind our long-standing belief that dividends merit a prominent role in portfolio strategy,” says Jim Dunton, one of the fund’s four portfolio counselors. “Dividends provide a strong anchor in all market cycles, and a dividend-focused strategy has historically worked well in a flat or moderately favorable investment environment. They can also smooth out volatility in a portfolio, because dividends tend to be relatively stable and are not directly affected by market fluctuations.”

In addition, reinvested dividends can account for a large portion of total returns over extended periods. Over the past 25 years, dividends have accounted for about 52% of the total return of U.S. stocks as measured by Standard & Poor’s 500 Composite Index.

Blue Chip Income and Growth Fund focuses on the stocks of large, well-established, dividend-paying companies based primarily in the U.S. (10% of the portfolio holdings may be invested in non-dividend-paying companies). Only companies that have demonstrated their ability to produce relatively steady results over long periods of time qualify for the fund’s portfolio.

In short, the fund focuses on stocks issued by large, well-financed U.S.-based companies that often do business around the world. “Global research can be crucial when evaluating U.S. stocks,” explains Jim Dunton, one of the fund’s three portfolio counselors. “In the pharmaceutical industry, for example, the top company in terms of sales is a U.S. company — Pfizer. But many of its largest competitors are foreign corporations, so we have to know what’s going on with them, too.” The fund’s portfolio counselors often benefit from the insights of their Capital Research colleagues working around the world.

Global Growth and Income Fund, one of two new funds introduced this year, balances income with growth and offers the opportunity to participate in global markets by investing in established, dividend-focused companies from around the world.

The fund’s global reach greatly facilitates its growth and income objectives. “The fund’s flexible mandate is truly an asset,” says

American Funds Insurance Series

Growth-Income Fund

Blue Chip Income and
Growth Fund

Global Growth and
Income Fund

Asset Allocation Fund

Gregg Ireland, one of three portfolio counselors for the fund. “Good opportunities abound in markets around the globe and we’ve been given carte blanche to seek them out.” Currently, no particular region of the world offers the best value. With Capital Research’s extensive research effort, world-class companies can be found in all corners of the globe.

As investors get close to retirement, they may find themselves with three seemingly contradictory goals — current income, preservation of capital and growth of assets. Asset Allocation Fund aims to achieve these three objectives. It accomplishes this by holding a portfolio of high-quality stocks for growth, a blend of investment-grade and high-yield bonds for current income, and cash for asset preservation.

“Besides diversification by asset class, the stock and bond portfolios are also diversified by industry. The fund’s portfolio represents across section of the nation’s economy, including financial companies, information technology, health care, telecommunication services, energy and industrial firms,” observes Alan Berro, one of four portfolio counselors for the fund.

In addition to its varied holdings, the fund achieves further diversification through the multiple portfolio counselor system, which is common to all funds in the American Funds Insurance Series. In this system, each of the fund’s portfolio counselors manages a portion of the portfolio independently within the fund’s overall guidelines. This helps provide diversity of investment options and experience.

American Funds Insurance Series

Keeping what you earn

Although investors may still need growth options in their portfolios when they retire, fixed-income investment options should also play a critical role in their plans. Bonds provide a steady stream of income and provide a counterbalance to equity investments, which can often be volatile. American Funds Insurance Series has four fixed-income investment options to help investors diversify their portfolios.

Bond Fund has a broad mandate covering nearly every area of the bond market, which means the fund can diversify among the best income opportunities that fundamental research can uncover.

The fund’s broad diversity helps to minimize risks overall because different types of bonds often respond differently to changing economic conditions and market cycles. Abner Goldstine, one of the fund’s four portfolio counselors, explains, “Changing relationships among the various sectors of the bond market can create pockets of opportunity for investors with the resources to find them. With Bond Fund, we have the opportunity to move portions into a variety of investments any time and anywhere we uncover value in the market.”

As of December 31, 2006, the fund held bonds from issuers in almost every sector of the bond market. Additionally, these holdings have maturities that span the traditional bond sector, from three months to 30 years. With respect to credit quality, the fund focuses primarily on investment-grade debt; it also maintains a modest exposure to high-yield bonds.

American Funds Insurance Series

With more than half of the world’s bonds issued outside of the U.S., Global Bond Fund can help investors access the benefits of global bond investing. The fund, introduced this year, emphasizes total return and invests in a mix of government and corporate bonds primarily in developed markets around the globe. It can also invest up to 25% of its assets in bonds rated below investment-grade, including bonds issued by governments and companies in developing countries.

“It’s nearly impossible to know which bonds or regions are going to deliver the best returns in a given year. That’s why it’s best to have a mix of investments in your portfolio at all times,” says Mark Dalzell, one of the fund’s three portfolio counselors. However, with that diversity and breadth comes greater complexity.

To help navigate this ever-expanding universe, the fund’s portfolio counselors are supported by a team of investment analysts and bond traders who help identify the individual bonds, classes of bonds and maturities most likely to do well in a given interest-rate environment. Additional insights arise from a fixed-income strategy discussion among traders, economists and portfolio counselors who focus on potential changes in interest rates. This approach helps identify investment opportunities across the full spectrum of the bond market.

High-Income Bond Fund seeks a high level of current income and, secondarily, capital appreciation through a diversified portfolio consisting primarily of lower rated, higher risk corporate bonds.

Although the fund’s primary goal is to produce a high level of current income for investors, the bonds in its portfolio are never judged solely against current yield. Instead, the fund focuses on producing solid long-term results by balancing attention to yield with a view to long-term value. “We buy holdings on an issuer-by-issuer basis,” explains Susan Tolson, one of the fund’s three portfolio counselors. “We first look for companies that can service their debt and then, from those companies, we search for those with the highest yield.”

A look at the fund’s long-term results helps to illustrate this point. Over the past 10 years ended December 31, 2006, the fund’s 12-month dividend yield has averaged about 8%, which is slightly less than that of the Lipper High Current Yield Funds Average. However, the fund’s average annual total return over the same 10-year period was 6.9%, exceeding the 5.5% return of the Lipper average.

Using fundamental research to select a portfolio of top-quality bonds, U.S. Government/AAA-Rated Securities Fund seeks to offer high current income and preservation of capital.

The fund’s focus on high-quality, low-credit-risk bonds can make it an appropriate anchor for a diversified portfolio. “Government bonds tend not only to hold their value during times of market volatility; they tend to go up in value,” says Thomas Hogh, one of the fund’s three portfolio counselors. “This is partly because investors selling stocks and other riskier assets tend to buy government bonds during times of economic weakness or increased financial market uncertainty. Because of this, the fund has tended to have a more stable value over time, which is particularly attractive to those investors who have a shorter investment time horizon.”

With a lifetime average annual total return of 6.7%, the fund has had only three down years in its 21-year history.

Cash Management Fund is as actively managed as the equity and bond funds in the American Funds Insurance Series. “We have access to more than 60 fixed-income investment professionals — traders, economists and analysts who help to provide a broad-based overview, as well as fundamental analysis,” explains Terry Cook, one of the fund’s three traders.

Whether used as a temporary holding place for assets between longer term investments, as part of a regular investment program, or simply as a way to earn income on the cash-reserve portion of a balanced portfolio, the stability and convenience of the fund can be instrumental in helping you achieve your long-term financial goals.

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Unit prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com/afi s.html. For month-end results and information about your insurance contract, please go to the website for the company that issued your contract.

American Funds Insurance Series

Growth Fund

Summary investment portfolio December 31, 2006

Largest individual equity securities	Percent of net assets		Percent of net assets
Google	3.2%	Target	1.7%

Altria Group	2.7	Schlumberger	1.6

Microsoft	2.4	Kohl’s	1.4

Roche Holdings	2.3	Medtronic	1.4

Lowe’s Companies	1.9	Fannie Mae	1.3

Common stocks — 92.33%		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 15.40%

Google Inc., Class A1	1,881,400	$ 866,347	3.20%

Microsoft Corp.	21,395,000	638,855	2.36

Cisco Systems, Inc.[1]	12,553,000	343,073	1.27

Oracle Corp.[1]	14,622,800	250,635.93

NAVTEQ Corp.[1,2]	5,700,000	199,329.74

Nokia Corp.	5,015,000	102,428
			.70
Nokia Corp. (ADR)	4,250,000	86,360

Samsung Electronics Co., Ltd.	235,000	154,981.57

eBay Inc.[1]	5,000,000	150,350.56

Other securities		1,376,469	5.07

		4,168,827	15.40

Energy — 14.99%

Schlumberger Ltd.	6,719,600	424,410	1.57

Canadian Natural Resources, Ltd.	5,625,700	300,221	1.11

Halliburton Co.	9,350,000	290,318	1.07

Suncor Energy Inc.	3,008,256	237,101.88

Devon Energy Corp.	3,409,072	228,681.84

Transocean Inc.[1]	2,731,400	220,943.82

Southwestern Energy Co.[1]	4,681,200	164,076.61

EOG Resources, Inc.	2,515,000	157,062.58

Other securities		2,035,820	7.51

		4,058,632	14.99

Health care — 13.37%

Roche Holding AG	3,460,000	620,392	2.29

Medtronic, Inc.	6,900,000	369,219	1.36

Zimmer Holdings, Inc.[1]	3,910,000	306,466	1.13

Amgen Inc.[1]	4,200,000	286,902	1.06

WellPoint, Inc.[1]	3,040,000	239,218.88

Other securities		1,799,120	6.65

		3,621,317	13.37

Consumer discretionary — 13.07%

Lowe’s Companies, Inc.	16,526,000	514,785	1.90

Target Corp.	7,890,000	450,125	1.66

Kohl’s Corp.[1]	5,540,000	379,102	1.40

Carnival Corp., units	6,905,000	338,690	1.25

Johnson Controls, Inc.	3,599,600	309,278	1.14

Starbucks Corp.[1]	6,920,000	245,106.91

Best Buy Co., Inc.	4,490,400	220,883.82

Other securities		1,080,554	3.99

		3,538,523	13.07

American Funds Insurance Series

Growth Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Consumer staples — 8.22%

Altria Group, Inc.	8,380,000	$ 719,172	2.66%

Walgreen Co.	5,000,000	229,450.85

L’Oréal SA	1,500,000	150,214.55

Coca-Cola Co.	2,645,000	127,621.47

Procter & Gamble Co.	855,000	54,951.20

Other securities		945,861	3.49

		2,227,269	8.22

Financials — 8.14%

Fannie Mae	6,140,000	364,655	1.35

American International Group, Inc.	4,350,000	311,721	1.15

Freddie Mac	4,572,700	310,486	1.15

Banco Bradesco SA, preferred nominative (ADR)	5,646,700	227,844.84

Marsh & McLennan Companies, Inc.	4,963,200	152,172.56

Citigroup Inc.	2,000,000	111,400.41

Other securities		724,973	2.68

		2,203,251	8.14

Industrials — 6.57%

Boeing Co.	2,565,000	227,875.84

General Electric Co.	5,270,000	196,097.72

Other securities		1,354,065	5.01

		1,778,037	6.57

Materials — 6.22%

Barrick Gold Corp.	11,500,000	353,050	1.30

Newmont Mining Corp.	6,305,000	284,671	1.05

Potash Corp. of Saskatchewan Inc.	1,500,000	215,220.79

Freeport-McMoRan Copper & Gold Inc., Class B	2,704,500	150,722.56

Other securities		681,952	2.52

		1,685,615	6.22

Telecommunication services — 3.34%

Qwest Communications International Inc.[1]	43,050,000	360,328	1.33

Sprint Nextel Corp., Series 1	17,430,000	329,253	1.22

Other securities		213,966.79

		903,547	3.34

Utilities — 0.65%

Other securities		175,626.65

Miscellaneous — 2.36%

Other common stocks in initial period of acquisition		639,247	2.36

Total common stocks (cost: $19,314,598,000)		24,999,891	92.33

American Funds Insurance Series

Growth Fund

Short-term securities — 7.85%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Federal Home Loan Bank 5.085%–5.155% due 1/12–1/31/2007	$190,200	$ 189,641.70%

Variable Funding Capital Corp. 5.23%–5.235% due 1/17–2/26/2007[3]	180,000	178,794.66

Clipper Receivables Co., LLC 5.23%–5.25% due 1/2–1/31/2007[3]	175,600	175,131.65

Bank of America Corp 5.205%–5.25% due 1/23–2/28/2007	175,000	173,935.64

Procter & Gamble International Funding S.C.A. 5.23%–5.24% due 1/5–1/26/2007[3]	150,000	149,575.55

CAFCO, LLC 5.25%–5.30% due 1/2–2/12/2007[3]	82,100	81,747

Ciesco LLC 5.24%–5.25% due 2/5–2/7/2007[3]	50,200	49,929.55

Citigroup Funding Inc. 5.24% due 2/12/2007[4]	15,900	15,802

International Lease Finance Corp. 5.21%–5.22% due 2/1–2/9/2007	100,000	99,479
			.43
American General Finance Corp. 5.22% due 1/9/2007	16,500	16,479

Coca-Cola Co. 5.19%–5.20% due 1/17–1/30/2007[3]	75,000	74,769.28

Other securities		918,808	3.39

Total short-term securities (cost: $2,123,957,000)		2,124,089	7.85

Total investment securities (cost: $21,438,555,000)		27,123,980	100.18

Other assets less liabilities		(47,523)	(.18)

Net assets		$27,076,457	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares of that company. One of the fund’s affiliated holdings listed below is also among the fund’s largest holdings and is shown in the preceding summary investment portfolio. Affiliated companies not among the fund’s largest holdings are included in the market value of “Other securities” under their respective industry sectors. Further details on these holdings and related transactions during the year ended December 31, 2006, appear below.

						Market value
					Dividend	of affiliates
	Beginning			Ending	income	at 12/31/06
Company	shares	Purchases	Sales	shares	(000)	(000)

NAVTEQ Corp.[1,2]	—	5,700,000	—	5,700,000	—	$199,329

Rosetta Resources Inc.[1,2,3]	2,980,000	—	—	2,980,000	—	55,637

KGen Power Corp.[1,2,3,5]	—	3,166,128	—	3,166,128	—	44,326

DataPath, Inc.[1,2,3]	—	2,819,968	—	2,819,968	—	26,790

Aveta, Inc.[1,3,6]	3,918,000	—	—	3,918,000	—	—

					—	$326,082

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Security did not produce income during the last 12 months.

2 Represents an affiliated company as defined under the Investment Company Act of 1940.

3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $1,627,625,000, which represented 6.01% of the net assets of the fund.

4 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

5 Valued under fair value procedures adopted by authority of the board of trustees.

6 Unaffiliated issuer at December 31, 2006.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

International Fund

Summary investment portfolio December 31, 2006

Largest individual equity securities	Percent of net assets		Percent of net assets

Roche Holding	2.3%	Credit Suisse	1.7%

Bayer	2.3	Veolia Environnement	1.6

Novo Nordisk	2.2	Kookmin Bank	1.4

Unibanco	2.0	Nitto Denko	1.4

Nestlé	2.0	Royal Dutch Shell	1.4

Common stocks — 90.85%		Market	Percent
		value	of net
	Shares	(000)	assets

Financials — 23.87%

Unibanco-União de Bancos Brasileiros SA, units (GDR)	1,946,000	$ 180,900	2.00%

Credit Suisse Group	2,205,000	154,256	1.71

Kookmin Bank	1,613,500	130,017	1.44

Sun Hung Kai Properties Ltd.	10,286,000	118,168	1.31

BNP Paribas	986,090	107,532	1.19

Société Générale	586,750	99,557	1.10

ICICI Bank Ltd.	4,400,000	88,928.99

ING Groep NV	1,915,810	84,906.94

Banco Bilbao Vizcaya Argentaria, SA	3,502,500	84,291.93

Sumitomo Mitsui Financial Group, Inc.	7,375	75,609.84

Macquarie Bank Ltd.	1,206,898	75,141.83

Hana Financial Holdings	1,398,422	73,569.81

Mitsubishi UFJ Financial Group, Inc.	5,684	70,214.78

Erste Bank der oesterreichischen Sparkassen AG	852,647	65,361.72

Swire Pacific Ltd., Class A	5,720,000	61,447.68

Other securities		685,313	7.60

		2,155,209	23.87

Health care — 9.07%

Roche Holding AG	1,151,500	206,469	2.29

Novo Nordisk A/S, Class B	2,356,100	196,234	2.17

UCB SA	1,304,456	89,550.99

Merck KGaA	679,000	70,362.78

Richter Gedeon NYRT	307,000	70,061.78

AstraZeneca PLC (United Kingdom)	729,500	39,194
			.74
AstraZeneca PLC (Sweden)	510,500	27,410

Other securities		119,263	1.32

		818,543	9.07

Materials — 8.47%

Bayer AG	3,789,600	203,300	2.25

Nitto Denko Corp.	2,591,500	129,793	1.44

Linde AG	959,624	99,087	1.10

Barrick Gold Corp.	2,603,202	80,134.89

Other securities		252,606	2.79

		764,920	8.47

Information technology — 8.41%

Samsung Electronics Co., Ltd.	168,064	110,837	1.23

Taiwan Semiconductor Manufacturing Co. Ltd.	27,308,177	56,578
			.85
Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)	1,879,319	20,541

Hon Hai Precision Industry Co., Ltd.	9,707,388	69,275.77

Murata Manufacturing Co., Ltd.	1,005,000	67,985.75

Toshiba Corp.	10,383,000	67,620.75

Other securities		366,285	4.06

		759,121	8.41

American Funds Insurance Series

International Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets

Consumer staples — 7.84%

Nestlé SA	508,600	$ 180,719	2.00%

L’Oréal SA	1,117,000	111,859	1.24

Seven & I Holdings Co., Ltd.	3,327,000	103,445	1.15

METRO AG	1,003,000	63,931.71

Other securities		247,513	2.74

		707,467	7.84

Consumer discretionary — 7.69%

Kingfisher PLC	15,603,645	72,866.81

Continental AG	605,000	70,325.78

Other securities		550,943	6.10

		694,134	7.69

Energy — 7.39%

Royal Dutch Shell PLC, Class B	2,460,219	86,226
Royal Dutch Shell PLC, Class B (ADR)	275,839	19,626	1.38
Royal Dutch Shell PLC, Class A	522,000	18,403

Reliance Industries Ltd.	3,628,695	104,488	1.16

Oil & Natural Gas Corp. Ltd.	4,020,000	79,407.88

Husky Energy Inc.	1,035,000	69,356.77

Norsk Hydro ASA	2,050,000	63,656.70

Other securities		225,761	2.50

		666,923	7.39

Telecommunication services — 5.68%

Koninklijke KPN NV	8,685,600	123,422	1.37

América Móvil SAB de CV, Series L (ADR)	2,315,000	104,684	1.16

Perusahaan Perseroan (Persero) PT Telekomunikasi Indonesia Tbk, Class B	83,725,000	94,073	1.04

Telekom Austria AG	2,693,678	72,147.80

Other securities		119,062	1.31

		513,388	5.68

Utilities — 3.89%

Veolia Environnement	1,855,900	143,003	1.58

E.ON AG	700,000	94,972	1.05

Other securities		113,508	1.26

		351,483	3.89

Industrials — 3.57%

Samsung Engineering Co., Ltd.	1,592,000	74,077.82

Other securities		247,963	2.75

		322,040	3.57

Miscellaneous — 4.97%

Other common stocks in initial period of acquisition		449,131	4.97

Total common stocks (cost: $5,823,596,000)		8,202,359	90.85

American Funds Insurance Series

International Fund

Short-term securities — 9.00%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Swedish Export Credit Corp. 5.23%–5.25% due 1/16–2/13/2007	$63,900	$ 63,660.71%

Toyota Motor Credit Corp. 5.23%–5.24% due 1/10–1/17/2007	62,700	62,569.69

Alcon Capital Corp. 5.21% due 1/17/2007[1]	43,800	43,697.48

Barton Capital LLC 5.26% due 1/30/2007[1]	30,000	29,868.33

Other securities		612,714	6.79

Total short-term securities (cost: $812,453,000)		812,508	9.00

Total investment securities (cost: $6,636,049,000)		9,014,867	99.85

Other assets less liabilities		13,365.15

Net assets		$9,028,232	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

“Miscellaneous” and “Other securities” include securities (with aggregate value of $8,712,000), which were valued under fair value procedures adopted by authority of the board of trustees.

The following footnote applies to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $428,707,000, which represented 4.75% of the net assets of the fund.

ADR = American Depositary Receipts
GDR = Global Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Blue Chip Income and Growth Fund

Summary investment portfolio December 31, 2006

Largest individual equity securities	Percent of net assets		Percent of net assets
Citigroup	4.2%	Tyco	3.0%

General Electric	4.0	Hewlett-Packard	3.0

BellSouth	3.9	Lowe’s Companies	2.9

Fannie Mae	3.5	JPMorgan Chase	2.6

Oracle	3.0	Microsoft	2.6

Common stocks — 91.22%		Market	Percent
		value	of net
	Shares	(000)	assets
Financials — 18.96%

Citigroup Inc.	3,125,000	$174,062	4.25%

Fannie Mae	2,430,000	144,318	3.53

J.P. Morgan Chase & Co.	2,200,000	106,260	2.60

American International Group, Inc.	1,300,000	93,158	2.27

Bank of America Corp.	1,176,395	62,808	1.53

Capital One Financial Corp.	700,000	53,774	1.31

Freddie Mac	700,000	47,530	1.16

Washington Mutual, Inc.	750,000	34,117.83

Other securities		60,724	1.48

		776,751	18.96

Information technology — 17.45%

Oracle Corp.[1]	7,200,000	123,408	3.01

Hewlett-Packard Co.	2,950,000	121,511	2.97

Microsoft Corp.	3,550,000	106,003	2.59

International Business Machines Corp.	975,000	94,721	2.31

Intel Corp.	4,000,000	81,000	1.98

Cisco Systems, Inc.[1]	2,500,000	68,325	1.67

Texas Instruments Inc.	1,500,000	43,200	1.05

Applied Materials, Inc.	1,800,000	33,210.81

Other securities		43,537	1.06

		714,915	17.45

Health care — 14.30%

Aetna Inc.	2,400,000	103,632	2.53

UnitedHealth Group Inc.	1,250,000	67,163	1.64

Cardinal Health, Inc.	900,000	57,987	1.42

Pfizer Inc	2,050,000	53,095	1.30

AstraZeneca PLC (ADR)	875,000	46,856	1.14

Abbott Laboratories	950,000	46,275	1.13

Amgen Inc.[1]	665,000	45,426	1.11

Merck & Co., Inc.	1,000,000	43,600	1.06

Eli Lilly and Co.	825,000	42,982	1.05

Schering-Plough Corp.	1,750,000	41,370	1.01

Bristol-Myers Squibb Co.	1,425,000	37,506.91

		585,892	14.30

Consumer discretionary — 12.42%

Lowe’s Companies, Inc.	3,800,000	118,370	2.89

Target Corp.	1,475,000	84,149	2.05

Omnicom Group Inc.	400,000	41,816	1.02

Clear Channel Communications, Inc.	1,150,000	40,871	1.00

Leggett & Platt, Inc.	1,500,000	35,850.88

Dollar General Corp.	2,075,000	33,324.81

Harley-Davidson, Inc.	425,000	29,950.73

TJX Companies, Inc.	1,000,000	28,520.70

Carnival Corp., units	575,000	28,204.69

Other securities		67,642	1.65

		508,696	12.42

American Funds Insurance Series

Blue Chip Income and Growth Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Industrials — 11.46%

General Electric Co.	4,400,000	$ 163,724	4.00%

Tyco International Ltd.	4,050,000	123,120	3.00

United Technologies Corp.	760,000	47,515	1.16

United Parcel Service, Inc., Class B	605,000	45,363	1.11

Norfolk Southern Corp.	592,800	29,812.73

Other securities		59,907	1.46

		469,441	11.46

Telecommunication services — 5.88%

BellSouth Corp.	3,350,000	157,818	3.85

AT&T Inc.	1,400,000	50,050	1.22

Other securities		32,950.81

		240,818	5.88

Energy — 4.74%

Schlumberger Ltd.	940,000	59,370	1.45

ConocoPhillips	650,000	46,768	1.14

EOG Resources, Inc.	600,000	37,470.92

Royal Dutch Shell PLC, Class A (ADR)	500,000	35,395.86

Other securities		15,326.37

		194,329	4.74

Consumer staples — 3.11%

Wal-Mart Stores, Inc.	1,500,000	69,270	1.69

Other securities		58,219	1.42

		127,489	3.11

Materials — 1.13%

Other securities		46,110	1.13

Utilities — 0.92%

Other securities		37,729.92

Miscellaneous — 0.85%

Other common stocks in initial period of acquisition		34,700.85

Total common stocks (cost: $3,001,188,000)		3,736,870	91.22

American Funds Insurance Series

Blue Chip Income and Growth Fund

Short-term securities — 8.20%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets

Coca-Cola Co. 5.19% due 1/17–1/18/2007[2]	$50,000	$ 49,875	1.50%
Atlantic Industries 5.23% due 2/28/2007[2]	11,700	11,603

Procter & Gamble International Funding S.C.A. 5.23%–5.28% due 1/9–2/9/2007[2]	42,100	42,012	1.03

Abbott Laboratories 5.20%–5.24% due 1/25–3/6/2007[2]	24,300	24,162.59

International Lease Finance Corp. 5.22% due 1/31/2007	15,000	14,935.36

Ranger Funding Co., LLC 5.24% due 1/3/2007[2]	13,500	13,494.33

Jupiter Securitization Co., LLC 5.27% due 1/4/2007[2]	12,500	12,493.30

Freddie Mac 5.10% due 1/16/2007	10,600	10,575.26

CAFCO, LLC 5.25% due 1/16/2007[2]	8,500	8,480.21

Other securities		148,198	3.62

Total short-term securities (cost: $335,819,000)		335,827	8.20

Total investment securities (cost: $3,337,007,000)		4,072,697	99.42

Other assets less liabilities		23,664.58

Net assets		$4,096,361	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Security did not produce income during the last 12 months.

2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $228,629,000, which represented 5.58% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Growth-Income Fund

Summary investment portfolio December 31, 2006

Largest individual equity securities	Percent of net assets		Percent of net assets
Oracle	2.5%	General Electric	1.9%

Fannie Mae	2.1	Intel	1.8

Citigroup	2.1	Microsoft	1.7

American International Group	2.1	Cisco Systems	1.7

Lowe’s Companies	1.9	Tyco	1.6

Common stocks — 86.41%		Market	Percent
		value	of net
	Shares	(000)	assets
Information technology — 20.74%

Oracle Corp.[1]	38,605,000	$ 661,690	2.46%

Intel Corp.	23,620,000	478,305	1.78

Microsoft Corp.	15,635,000	466,861	1.74

Cisco Systems, Inc.[1]	16,840,000	460,237	1.71

Nokia Corp.	12,775,000	260,921
			1.57
Nokia Corp. (ADR)	8,000,000	162,560

International Business Machines Corp.	4,200,000	408,030	1.52

Hewlett-Packard Co.	7,400,000	304,806	1.13

eBay Inc.[1]	9,200,000	276,644	1.03

Google Inc., Class A1	430,000	198,006.74

Other securities		1,900,514	7.06

		5,578,574	20.74

Financials — 13.35%

Fannie Mae	9,688,500	575,400	2.14

Citigroup Inc.	10,237,800	570,245	2.12

American International Group, Inc.	7,900,000	566,114	2.10

Bank of America Corp.	5,380,000	287,238	1.07

Capital One Financial Corp.	3,099,900	238,134.89

J.P. Morgan Chase & Co.	4,147,900	200,344.74

Freddie Mac	2,265,000	153,793.57

Wachovia Corp.	1,330,419	75,767.28

Other securities		925,534	3.44

		3,592,569	13.35

Health care — 12.40%

Medtronic, Inc.	4,450,000	238,119.89

Aetna Inc.	5,500,000	237,490.88

Cardinal Health, Inc.	3,500,000	225,505.84

WellPoint, Inc.[1]	2,750,000	216,397.80

Abbott Laboratories	4,290,000	208,966.78

Bristol-Myers Squibb Co.	7,860,000	206,875.77

AstraZeneca PLC (ADR)	3,395,150	181,810
			.75
AstraZeneca PLC (Sweden)	392,000	21,048

Eli Lilly and Co.	3,735,000	194,593.72

Other securities		1,604,666	5.97

		3,335,469	12.40

Consumer discretionary — 10.78%

Lowe’s Companies, Inc.	16,460,000	512,729	1.91

Target Corp.	5,750,000	328,038	1.22

News Corp., Class A	10,815,200	232,310.86

Time Warner Inc.	9,500,000	206,910.77

Carnival Corp., units	3,982,100	195,322.73

Other securities		1,424,310	5.29

		2,899,619	10.78

American Funds Insurance Series

Growth-Income Fund

Common stocks		Market	Percent
		value	of net
	Shares	(000)	assets
Industrials — 8.83%

General Electric Co.	13,575,000	$ 505,126	1.88%

Tyco International Ltd.	13,945,300	423,937	1.57

United Technologies Corp.	3,950,000	246,954.92

United Parcel Service, Inc., Class B	3,000,000	224,940.84

Avery Dennison Corp.	2,815,000	191,223.71

Other securities		782,559	2.91

		2,374,739	8.83

Energy — 7.01%

Marathon Oil Corp.	3,085,000	285,363	1.06

Royal Dutch Shell PLC, Class A (ADR)	2,000,000	141,580
Royal Dutch Shell PLC, Class B (ADR)	1,790,391	127,386	1.02
Royal Dutch Shell PLC, Class B	139,816	4,900

Schlumberger Ltd.	4,040,000	255,166.95

Chevron Corp.	2,563,200	188,472.70

Other securities		884,021	3.28

		1,886,888	7.01

Consumer staples — 5.56%

Altria Group, Inc.	2,975,000	255,315.95

Avon Products, Inc.	5,400,000	178,416.66

Other securities		1,063,167	3.95

		1,496,898	5.56

Telecommunication services — 3.94%

AT&T Inc.	6,500,000	232,375.86

Sprint Nextel Corp., Series 1	11,168,500	210,973.79

Other securities		616,368	2.29

		1,059,716	3.94

Materials — 1.74%

Air Products and Chemicals, Inc.	2,660,000	186,945.69

Other securities		282,046	1.05

		468,991	1.74

Utilities — 1.13%

Other securities		303,405	1.13

Miscellaneous — 0.93%

Other common stocks in initial period of acquisition		251,180.93

Total common stocks (cost: $17,848,676,000)		23,248,048	86.41

American Funds Insurance Series

Growth-Income Fund

Convertible securities — 0.36%	Market	Percent
	value	of net
	(000)	assets
Other — 0.33%

Other securities	$ 90,573.33%

Miscellaneous — 0.03%

Other convertible securities in initial period of acquisition	7,087.03

Total convertible securities (cost: $100,077,000)	97,660.36

Bonds & notes — 0.05%
Other — 0.05%

Other securities	13,367.05

Total bonds & notes (cost: $12,529,000)	13,367.05

Short-term securities — 12.97%	Principal
	amount
	(000)

Freddie Mac 5.07%–5.17% due 1/9–3/27/2007	$373,809	371,327	1.38

Federal Home Loan Bank 5.10%–5.18% due 1/3–3/16/2007	301,642	299,697	1.11

Variable Funding Capital Corp. 5.23%–5.25% due 1/4–2/2/2007[2]	228,600	228,112.85

Clipper Receivables Co., LLC 5.23%–5.25% due 1/2–1/31/2007[2]	225,000	224,338.83

Abbott Laboratories 5.18%–5.24% due 1/2–3/13/2007[2]	220,500	219,162.81

Procter & Gamble International Funding S.C.A. 5.23%–5.27% due 1/8–2/12/2007[2]	218,200	217,362.81

CIT Group, Inc. 5.22%–5.26% due 1/16–3/20/2007[2]	185,400	184,308.69

CAFCO, LLC 5.25%–5.27% due 1/11–2/15/2007[2]	90,900	90,450.66
Ciesco LLC 5.25%–5.26% due 1/5–2/7/2007[2]	86,200	85,913

Fannie Mae 5.075%–5.17% due 1/3–3/23/2007	135,250	134,516.50

Park Avenue Receivables Co., LLC 5.23%–5.25% due 1/11–3/8/2007[2]	129,750	129,106.48

Bank of America Corp. 5.24%–5.245% due 2/16–3/13/2007	113,600	112,716.42

International Lease Finance Corp. 5.21%–5.23% due 1/4–2/12/2007	85,700	85,541.32

Ranger Funding Co. LLC 5.25% due 1/12–3/1/2007[2]	85,280	84,764.31

IBM Capital Inc. 5.19%–5.24% due 1/25–3/16/2007[2]	76,300	75,799.28

Jupiter Securitization Co., LLC 5.25%–5.26% due 1/17–1/23/2007[2]	71,345	71,129.26

Edison Asset Securitization LLC 5.23%–5.25% due 1/22–3/12/2007[2]	67,900	67,580.25

AT&T Inc. 5.25%–5.26% due 1/11–1/18/2007[2]	63,700	63,568.24

Hewlett-Packard Co. 5.24%–5.26% due 1/9–1/30/2007[2]	58,000	57,839.21

Other securities		685,974	2.56

Total short-term securities (cost: $3,489,207,000)		3,489,201	12.97

Total investment securities (cost: $21,450,489,000)		26,848,276	99.79

Other assets less liabilities		56,578.21

Net assets		$26,904,854	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

The following footnotes apply to either the individual securities noted or one or more of the aggregated and listed as a single line item.

1 Security did not produce income during the last 12 months.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $2,245,485,000, which represented 8.35% of the net assets of the fund.

ADR = American Depositary Receipts

See Notes to Financial Statements

American Funds Insurance Series

Bond Fund

Summary investment portfolio December 31, 2006

Largest holdings (by issuer)	Percent of net assets		Percent of net assets
U.S. Treasury	11.0%	General Motors Acceptance	1.1%

Fannie Mae	3.3	Sprint Nextel	1.1

Freddie Mac	1.8	American International Group	.9

General Motors	1.2	Sumitomo Mitsui Financial Group	.8

Ford Motor	1.1	Washington Mutual	.8

Bonds & notes — 80.40%	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets
U.S. government & government agency bonds & notes — 14.19%

U.S. Treasury:
3.625% 2007	$ 46,065	$ 45,759
6.25% 2007	48,525	48,597
4.375% 2008	30,000	29,803
4.50% 2011	28,400	28,152
4.875% 2011	22,355	22,514
			11.02%
4.25% 2013	126,875	123,723
4.00% 2014	12,150	11,634
4.50% 2016	37,603	37,016
4.50% 2036	18,505	17,606
3.25%–10.375% 2007–2012	32,195	32,331

Fannie Mae:
4.25% 2007	18,130	18,034
4.75% 2007	7,355	7,331
5.25% 2007	12,750	12,748	1.66
1.75% 2008	¥640,000	5,450
5.25% 2012	$16,000	16,092

Freddie Mac 4.00% 2007	30,670	30,428.84

Federal Home Loan Bank:
4.625% 2007	16,600	16,541
			.52
5.625% 2016	2,000	2,059

Other securities		5,350.15

		511,168	14.19

Financials — 14.11%

Residential Capital Corp.:
6.375% 2010	13,000	13,161
6.00%–6.50% 2009–2013[1]	7,700	7,771	1.10
General Motors Acceptance Corp. 6.875%–7.569% 2011–2014[1]	18,080	18,745

Ford Motor Credit Co.:
4.875% 2007	€1,350	1,781
9.75% 2010[2]	$22,325	23,768.96
7.875%–8.11% 2010–2012[1]	9,095	9,065

International Lease Finance Corp. 5.40%–5.625% 2012–2013	9,375	9,440
ILFC E-Capital Trust II 6.25% 2065[1,2]	7,575	7,708
American General Finance Corp. 5.653%–5.85% 2011–2013[1]	7,500	7,573.88
AIG SunAmerica Global Financing 5.30%–5.85% 2007–2008[2]	5,000	5,007
American International Group, Inc. 6.25% 2036	2,000	2,132

Sumitomo Mitsui Banking Corp. 6.078% (undated)[1,2]	13,250	13,196.37

Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,2]	11,800	11,913.33

Bank of America Corp. 4.375% 2010	3,000	2,918.08

Other securities		374,341	10.39

		508,519	14.11

American Funds Insurance Series

Bond Fund

Bonds & notes	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets
Consumer discretionary — 10.12%

General Motors Corp.:
7.125% 2013	$12,440	$ 11,756
7.25% 2013	€1,000	1,308
			1.25%
8.80% 2021	$12,860	12,217
7.20%–9.40% 2011–2033	20,435	19,586

Other securities		319,767	8.87

		364,634	10.12

Mortgage-backed obligations[3] — 8.38%

Fannie Mae:
Series 2000-T5, Class B, 7.30% 2010	12,250	13,132
5.50% 2036	18,313	18,102	1.51
5.00%–12.046% 2011–2042[1]	22,956	23,223

Freddie Mac 0%–5.50% 2015–2036	35,801	33,458.93

Government National Mortgage Assn. 6.00% 2036	11,080	11,213.31

Other securities		202,941	5.63

		302,069	8.38

Non-U.S. government bonds & notes — 8.33%

Swedish Government 5.00% 2009	SKr164,645	24,659.69

Singapore (Republic of):
3.125% 2011	S$17,725	11,613
			.67
3.75% 2016	18,090	12,491

Netherlands Government Eurobond 5.75% 2007	€16,965	22,434.62

Polish Government 5.75% 2010	PLN40,910	14,484.40

Israeli Government 7.50% 2014	ILS53,297	14,015.39

French Government O.A.T. Eurobond 4.75% 2035	€10,640	15,495.43

Ireland (Republic of) Eurobond 5.00% 2013	9,820	13,714.38

Other securities		171,273	4.75

		300,178	8.33

Industrials — 5.48%

Other securities		197,555	5.48

Telecommunication services — 5.43%

Nextel Communications, Inc.:
6.875% 2013	$ 6,410	6,483
Series D, 7.375% 2015	30,490	31,295	1.08
Sprint Capital Corp. 6.875% 2028	1,250	1,255

Other securities		156,792	4.35

		195,825	5.43

Materials — 2.95%

Other securities		106,456	2.95

Energy — 2.90%

Other securities		104,305	2.90

American Funds Insurance Series

Bond Fund

Bonds & notes	Principal	Market	Percent
	amount	value	of net
	(000)	(000)	assets
Utilities — 2.12%

Other securities		$ 76,466	2.12%

Information technology — 1.92%

Other securities		69,091	1.92

Asset-backed obligations — 1.74%

Other securities		62,595	1.74

Health care — 1.38%

HCA Inc., Term Loan B, 8.114% 2013[1,3]	$13,000	13,195.37

Other securities		36,626	1.01

		49,821	1.38

Consumer staples — 1.12%

Tyson Foods, Inc. 6.85% 2016[1]	11,250	11,608.32

Other securities		28,806.80

		40,414	1.12

Other — 0.23%

Other securities		8,306.23

Total bonds & notes (cost: $2,849,054,000)		2,897,402	80.40

Convertible securities — 0.36%
	Shares
Other — 0.36%

Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	163,600	5,595.16

Other securities		7,180.20

Total convertible securities (cost: $11,780,000)		12,775.36

Preferred stocks — 2.85%

Financials — 2.85%

MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[1]	22,716,000	23,114.64

Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[1,2]	13,990,000	14,252.40

Fannie Mae, Series O, 7.00%[1,2]	100,000	5,356.15

Other securities		59,892	1.66

Total preferred stocks (cost: $100,637,000)		102,614	2.85

American Funds Insurance Series

Bond Fund

Common stocks — 0.17%		Market	Percent
		value	of net
	Shares	(000)	assets
Other — 0.13%

Sprint Nextel Corp., Series 1	33,726	$ 637.02%

Other securities		3,972.11

		4,609.13

Miscellaneous — 0.04%

Other common stocks in initial period of acquisition		1,646.04

Total common stocks (cost: $3,176,000)		6,255.17

Rights & warrants — 0.00%

Other — 0.00%

Other securities		3.00

Total rights & warrants (cost: $52,000)		3.00

Short-term securities — 14.59%	Principal
	amount
	(000)

Abbott Laboratories 5.19%–5.24% due 1/25–3/6/2007[2]	$72,600	72,146	2.00

3M Co. 5.19% due 1/24–1/26/2007	70,481	70,227	1.95

Procter & Gamble International Funding S.C.A. 5.23% due 1/8–1/11/2007[2]	45,500	45,439	1.26

Ranger Funding Co. LLC 5.24%–5.28% due 1/2–1/3/2007[2]	43,236	43,218	1.20

Federal Home Loan Bank 5.105%–5.175% due 1/12–2/28/2007	42,900	42,653	1.18

International Lease Finance Corp. 5.22% due 2/7/2007	39,000	38,794	1.08

Coca-Cola Co. 5.19% due 1/17–1/18/2007[2]	21,700	21,645
Atlantic Industries 5.23% due 2/28/2007[2,4]	15,800	15,668	1.04

Clipper Receivables Co., LLC 5.275% due 2/6/2007[2]	36,500	36,302	1.01

Three Pillars Funding, LLC 5.28%–5.31% due 1/2–1/8/2007[2]	36,200	36,168	1.00

Illinois Tool Works Inc. 5.20% due 1/23/2007	25,000	24,917.69

CAFCO, LLC 5.23%–5.27% due 1/10–2/26/2007[2]	21,600	21,549.60

Harley-Davidson Funding Corp. 5.22% due 2/13–2/27/2007[2,4]	20,000	19,853.55

Triple-A One Funding Corp. 5.26%–5.27% due 1/11–1/12/2007[2]	17,500	17,470.48

Hershey Co. 5.20% due 1/5/2007[2]	14,100	14,090.39

Other securities		5,795.16

Total short-term securities (cost: $525,921,000)		525,934	14.59

Total investment securities (cost: $3,490,620,000)		3,544,983	98.37

Other assets less liabilities		58,794	1.63

Net assets		$3,603,777	100.00%

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio.

“Miscellaneous” and “Other securities” include securities (with aggregate value of $1,622,000), which were valued under fair value procedures adopted by authority of the board of trustees.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

1 Coupon rate may change periodically.

2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in “Other securities” in the summary investment portfolio, was $927,729,000, which represented 25.74% of the net assets of the fund.

3 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

4 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

See Notes to Financial Statements

American Funds Insurance Series

Financial statements

Statements of assets & liabilities at December 31, 2006

			Global
	Global	Global	Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund

Assets:
Investment securities at market
Unaffiliated issuers	$179,296	$4,292,390	$3,082,501	$26,797,898	$9,014,867	$1,296,697

Affiliated issuers	—	9,396	94,306	326,082	—	—

Cash denominated in non-U.S. currencies	157	3,507	3,916	25,216	7,897	2,250

Cash	93	99	215	512	98	3,150

Receivables for:
Sales of investments	—	1,071	2,744	27,293	58,802	36

Sales of fund’s shares	327	7,227	2,130	24,779	6,465	2,522

Open forward currency contracts	—	—	—	—	—	—

Closed forward currency contracts	—	—	—	—	—	—

Dividends and interest	63	5,045	5,728	17,264	13,660	4,444

Other assets	—	—	—	—	—	—

	179,936	4,318,735	3,191,540	27,219,044	9,101,789	1,309,099

Liabilities:
Payables for:
Purchases of investments	1,085	16,094	10,312	104,472	52,351	6,180

Repurchases of fund’s shares	—	5,596	2,358	24,550	11,597	63

Open forward currency contracts	—	—	—	—	—	—

Closed forward currency contracts	—	—	—	—	—	—

Investment advisory services	78	1,725	1,710	6,660	3,357	764

Distribution services	31	829	614	4,982	1,529	243

Deferred trustees’ compensation	1	46	25	712	316	8

Other	2	1,229	2,073	1,211	4,407	1,074

	1,197	25,519	17,092	142,587	73,557	8,332

Net assets at December 31, 2006
(total: $90,093,172)	$178,739	$4,293,216	$3,174,448	$27,076,457	$9,028,232	$1,300,767

Investment securities at cost:
Unaffiliated issuers	$149,079	$3,392,417	$2,352,457	$21,147,458	$6,636,049	$951,880

Affiliated issuers	—	$7,686	$67,613	$291,097	—	—

Cash denominated in non-U.S. currencies at cost	$156	$3,458	$3,898	$25,130	$7,852	$2,238

Net assets consist of:
Capital paid in on shares of beneficial interest	$146,705	$3,135,161	$2,128,764	$19,373,962	$6,148,345	$844,359

Undistributed (distributions in excess of)
net investment income	(168)	58,293	1,723	43,246	15,449	10,927

Undistributed (accumulated) net realized gain (loss)	1,978	199,204	289,187	1,974,771	489,825	101,668

Net unrealized appreciation	30,224	900,558	754,774	5,684,478	2,374,613	343,813

Net assets at December 31, 2006	$178,739	$4,293,216	$3,174,448	$27,076,457	$9,028,232	$1,300,767

Shares of beneficial interest issued and
outstanding — unlimited shares authorized:
Class 1:
Net assets (total: $11,722,773)	$28,365	$278,028	$246,792	$3,503,646	$1,648,326	$125,743

Shares outstanding	2,174	11,863	9,923	54,309	74,899	5,833

Net asset value per share	$13.05	$23.44	$24.87	$64.51	$22.01	$21.56

Class 2:
Net assets (total: $77,181,384)	$150,374	$4,015,188	$2,927,656	$23,121,735	$7,259,480	$1,175,024

Shares outstanding	11,571	172,403	118,834	360,847	330,853	54,916

Net asset value per share	$13.00	$23.29	$24.64	$64.08	$21.94	$21.40

Class 3:
Net assets (total: $1,189,015)	—	—	—	$451,076	$120,426	—

Shares outstanding	—	—	—	6,993	5,474	—

Net asset value per share	—	—	—	$64.50	$22.00	—

*Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

					(dollars and shares in thousands, except per-share amounts)
							U.S.
Blue Chip						High-	Government/
Income and	Global Growth	Growth-	Asset		Global	Income	AAA-Rated	Cash
Growth	and Income	Income	Allocation	Bond	Bond	Bond	Securities	Management
Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

$4,072,697	$680,425	$26,848,276	$7,437,038	$3,544,983	$25,903	$1,135,587	$646,771	$396,582
—	—	—	55,450	—	—	—	—	—
—	169	7,538	105	747	13	83	—	—
207	184	229	4,859	6,762	103	5,264	124	179

16,877	983	81,097	2,309	4,244	—	7,074	44	—
4,941	7,531	12,977	3,725	17,197	416	2,004	827	1,982
—	—	—	—	89	4	15	—	—
—	—	—	—	—	19	—	—	—
4,028	670	24,201	25,324	49,743	436	20,115	5,774	—
—	—	—	176	41	3	145	—	—

4,098,750	689,962	26,974,318	7,528,986	3,623,806	26,897	1,170,287	653,540	398,743

—	6,881	44,109	6,298	16,693	20	9,867	—	—
239	29	14,203	1,692	1,483	—*	289	755	603
—	—	—	171	—	20	126	—	—
—	—	—	—	—	17	—	—	—
1,296	328	5,426	1,806	1,102	10	419	227	97
828	124	4,867	1,355	706	2	179	90	61
25	—*	820	189	39	—*	78	64	32
1	7	39	9	6	1	248	—*	—

2,389	7,369	69,464	11,520	20,029	70	11,206	1,136	793

$4,096,361	$682,593	$26,904,854	$7,517,466	$3,603,777	$26,827	$1,159,081	$652,404	$397,950

$3,337,007	$629,932	$21,450,489	$6,158,780	$3,490,620	$25,798	$1,101,463	$645,815	$396,571

—	—	—	$48,481	—	—	—	—	—

—	$167	$7,312	$105	$747	$13	$83	—	—

$3,173,819	$628,732	$20,517,943	$5,931,675	$3,400,811	$26,743	$1,185,698	$632,353	$382,738

53,310	(408)	77,000	29,378	154,269	(6)	71,733	28,343	15,205
133,542	3,761	911,823	271,350	(6,002)	(4)	(132,380)	(9,248)	(4)
735,690	50,508	5,398,088	1,285,063	54,699	94	34,030	956	11

$4,096,361	$682,593	$26,904,854	$7,517,466	$3,603,777	$26,827	$1,159,081	$652,404	$397,950

$159,097	$45,036	$3,758,627	$1,079,632	$229,446	$11,443	$293,071	$217,732	$97,789
13,296	4,101	88,583	58,862	19,708	1,124	22,726	18,343	8,418
$11.97	$10.98	$42.43	$18.34	$11.64	$10.18	$12.90	$11.87	$11.62

$3,937,264	$637,557	$22,688,426	$6,361,798	$3,374,331	$15,384	$832,490	$402,719	$281,958
331,714	58,121	537,788	348,967	292,619	1,512	65,102	34,167	24,391
$11.87	$10.97	$42.19	$18.23	$11.53	$10.17	$12.79	$11.79	$11.56

—	—	$457,801	$76,036	—	—	$33,520	$31,953	$18,203
—	—	10,791	4,147	—	—	2,602	2,695	1,569
—	—	$42.42	$18.34	—	—	$12.88	$11.86	$11.60

American Funds Insurance Series

Statements of operations for the year ended December 31, 2006

			Global
	Global	Global	Small			New
	Discovery	Growth	Capitalization	Growth	International	World
	Fund	Fund	Fund	Fund	Fund	Fund

Investment income:
Income (net of non-U.S. taxes):
Dividends	$ 1,454	$ 58,529	$ 27,000	$ 230,145	$ 137,909	$ 18,894

Interest	972	27,187	15,401	126,275	52,759	11,452

	2,426	85,716	42,401	356,420	190,668	30,346

Fees and expenses:
Investment advisory services	807	19,040	19,734	79,939	38,670	8,208

Distribution services — Class 2	286	8,033	6,245	51,547	15,008	2,283

Distribution services — Class 3	—	—	—	847	209	—

Transfer agent services	—[3]	2	2	17	5	1

Reports to shareholders	3	79	63	578	179	23

Registration statement and prospectus	3	77	63	583	177	23

Postage, stationery and supplies	2	41	32	289	92	12

Trustees’ compensation	1	32	23	300	109	8

Auditing and legal	7	31	25	139	54	27

Custodian	27	715	996	1,270	2,401	609

State and local taxes	1	29	24	220	66	9

Other	5	23	34	57	40	23

Total fees and expenses before waiver	1,142	28,102	27,241	135,786	57,010	11,226

Less waiver of fees and expenses:
Investment advisory services	81	1,904	1,973	7,994	3,867	821

Total fees and expenses after waiver	1,061	26,198	25,268	127,792	53,143	10,405

Net investment income	1,365	59,518	17,133	228,628	137,525	19,941

Net realized gain (loss) and unrealized
appreciation (depreciation) on investments
and non-U.S. currency:
Net realized gain (loss) on:
Investments	7,734	267,207	299,908	1,980,859	502,456	102,402

Non-U.S. currency transactions	(33)	(121)	(801)	(231)	(2,088)	(423)

	7,701	267,086	299,107	1,980,628	500,368	101,979

Net unrealized appreciation (depreciation) on:
Investments	14,772	325,447	253,822	226,679	722,359	162,980

Non-U.S. currency translations	8	75	(34)	344	138	31

	14,780	325,522	253,788	227,023	722,497	163,011

Net realized gain (loss) and unrealized
appreciation (depreciation) on investments
and non-U.S. currency	22,481	592,608	552,895	2,207,651	1,222,865	264,990

Net increase in net assets resulting from operations	$23,846	$652,126	$570,028	$2,436,279	$1,360,390	$284,931

1 For the period May 1, 2006, commencement of operations, through December 31, 2006.

2 For the period October 4, 2006, commencement of operations, through December 31, 2006.

3 Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

							(dollars in thousands)
							U.S.
Blue Chip						High-	Government/
Income and	Global Growth	Growth-	Asset		Global	Income	AAA-Rated	Cash
Growth	and Income	Income	Allocation	Bond	Bond	Bond	Securities	Management
Fund	Fund[1]	Fund	Fund	Fund	Fund[2]	Fund	Fund	Fund

$ 62,712	$ 2,483	$ 360,476	$ 82,134	$ 1,196	$ —	$ 1,997	$ —	$ —
13,567	2,311	162,840	117,450	175,572	173	78,083	31,969	16,881

76,279	4,794	523,316	199,584	176,768	173	80,080	31,969	16,881

15,099	1,296	64,732	21,637	12,346	21	4,946	2,884	1,068
8,554	429	49,632	14,220	6,967	3	1,734	919	563
—	—	822	138	—	—	63	60	32
3	—[3]	17	5	2	—[3]	1	—[3]	—[3]
83	3	563	156	69	—[3]	24	15	8
83	1	564	159	67	—[3]	24	16	6
43	4	285	79	36	—[3]	12	7	4
29	1	313	80	27	—[3]	21	16	8
20	2	136	39	17	—[3]	6	3	2
18	34	611	166	126	—[3]	15	4	2
31	—	212	60	25	—	9	6	2
8	8	50	16	7	1	7	1	1

23,971	1,778	117,937	36,755	19,689	25	6,862	3,931	1,696

1,510	132	6,473	2,164	1,235	2	495	288	107

22,461	1,646	111,464	34,591	18,454	23	6,367	3,643	1,589

53,818	3,148	411,852	164,993	158,314	150	73,713	28,326	15,292

136,955	3,761	925,659	275,874	(275)	(7)	4,545	(3,537)	—[3]
—	(45)	586	(539)	(4,141)	(3)	(837)	—	—

136,955	3,716	926,245	275,335	(4,416)	(10)	3,708	(3,537)	—[3]

388,512	50,493	2,133,401	488,983	56,745	105	27,858	(923)	8
—	15	67	(188)	616	(11)	(85)	—	—

388,512	50,508	2,133,468	488,795	57,361	94	27,773	(923)	8

525,467	54,224	3,059,713	764,130	52,945	84	31,481	(4,460)	8

$579,285	$57,372	$3,471,565	$929,123	$211,259	$234	$105,194	$23,866	$15,300

American Funds Insurance Series

	Global Discovery Fund		Global Growth Fund

Statements of changes in net assets	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,
	2006	2005	2006	2005

Operations:
Net investment income	$ 1,365	$ 925	$ 59,518	$ 30,708

Net realized gain (loss) on investments and non-U.S. currency transactions	7,701	2,683	267,086	83,182

Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	14,780	6,933	325,522	222,184

Net increase in net assets resulting from operations	23,846	10,541	652,126	336,074

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain:
Class 1	(271)	(212)	(2,252)	(1,641)

Class 2	(1,137)	(650)	(27,641)	(14,177)

Class 3	—	—	—	—

Total dividends from net investment income and non-U.S. currency gain	(1,408)	(862)	(29,893)	(15,818)

Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	(558)	(9)	—	—

Class 2	(2,896)	(36)	—	—

Class 3	—	—	—	—

Long-term net realized gain:
Class 1	(465)	(444)	—	—

Class 2	(2,418)	(1,687)	—	—

Class 3	—	—	—	—

Total distributions from net realized gain on investments	(6,337)	(2,176)	—	—

Total dividends and distributions paid to shareholders	(7,745)	(3,038)	(29,893)	(15,818)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	—	—	—	—

Proceeds from shares sold	3,836	3,046	53,477	4,184

Proceeds from reinvestment of dividends and distributions	1,294	665	2,252	1,641

Cost of shares repurchased	(2,250)	(2,810)	(25,878)	(26,337)

Net increase (decrease) from Class 1 transactions	2,880	901	29,851	(20,512)

Class 2:
Proceeds from shares sold	46,346	32,398	844,863	541,733

Proceeds from reinvestment of dividends and distributions	6,451	2,373	27,641	14,177

Cost of shares repurchased	(4,507)	(2,945)	(54,850)	(30,170)

Net increase from Class 2 transactions	48,290	31,826	817,654	525,740

Class 3:
Proceeds from shares sold	—	—	—	—

Proceeds from reinvestment of dividends and distributions	—	—	—	—

Cost of shares repurchased	—	—	—	—

Net increase (decrease) from Class 3 transactions	—	—	—	—

Net increase in net assets resulting from capital share transactions	51,170	32,727	847,505	505,228

Total increase in net assets	67,271	40,230	1,469,738	825,484
Net assets:
Beginning of period	111,468	71,238	2,823,478	1,997,994

End of period	$178,739	$111,468	$4,293,216	$2,823,478

Undistributed (distributions in excess of) net investment income	$(168)	$(92)	$58,293	$28,842

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	—	—	—	—

Shares sold	309	283	2,469	233

Shares issued on reinvestment of dividends and distributions	101	58	113	95

Shares repurchased	(186)	(259)	(1,224)	(1,486)

Net increase (decrease) in shares outstanding	224	82	1,358	(1,158)

Class 2:
Shares sold	3,786	2,979	39,535	30,710

Shares issued on reinvestment of dividends and distributions	502	207	1,402	824

Shares repurchased	(376)	(276)	(2,587)	(1,695)

Net increase in shares outstanding	3,912	2,910	38,350	29,839

Class 3:
Shares sold	—	—	—	—

Shares issued on reinvestment of dividends and distributions	—	—	—	—

Shares repurchased	—	—	—	—

Net increase (decrease) in shares outstanding	—	—	—	—

1 For the period May 1, 2006, commencement of operations, through December 31, 2006.

2 For the period October 4, 2006, commencement of operations, through December 31, 2006.

3 Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

								(dollars and shares in thousands)

								Blue Chip Income
Global Small Capitalization Fund		Growth Fund		International Fund		New World Fund		and Growth Fund

Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006	2005	2006	2005	2006	2005	2006	2005

$ 17,133	$ 8,958	$ 228,628	$ 128,993	$ 137,525	$ 88,268	$ 19,941	$ 11,401	$ 53,818	$ 41,376
299,107	206,084	1,980,628	637,504	500,368	337,026	101,979	25,512	136,955	188,414
253,788	195,259	227,023	2,278,471	722,497	672,176	163,011	78,562	388,512	(18,550)

570,028	410,301	2,436,279	3,044,968	1,360,390	1,097,470	284,931	115,475	579,285	211,240

(1,490)	(2,301)	(34,631)	(31,560)	(28,625)	(24,409)	(1,693)	(975)	(1,925)	(1,538)
(11,446)	(14,454)	(174,167)	(112,734)	(108,664)	(61,960)	(13,873)	(5,908)	(39,240)	(26,306)
—	—-	(3,616)	(3,387)	(1,878)	(1,577)	—	—	—	—

(12,936)	(16,755)	(212,414)	(147,681)	(139,167)	(87,946)	(15,566)	(6,883)	(41,165)	(27,844)

(538)	—	—	—	—	—	—	—	(613)	—
(5,511)	—	—	—	—	—	—	—	(14,642)	—
—	—	—	—	—	—	—	—	—	—

(11,953)	—	(21,900)	—	(14,699)	—	(777)	—	(6,818)	—
(122,408)	—	(127,584)	—	(54,210)	—	(6,937)	—	(162,814)	—
—	—	(2,908)	—	(1,054)	—	—	—	—	—

(140,410)	—	(152,392)	—	(69,963)	—	(7,714)	—	(184,887)	—

(153,346)	(16,755)	(364,806)	(147,681)	(209,130)	(87,946)	(23,280)	(6,883)	(226,052)	(27,844)

—	—	—	—	—	—	—	—	—	—
24,884	16,402	75,477	5,159	6,333	4,402	29,547	21,021	15,459	12,123
13,981	2,301	56,531	31,560	43,324	24,409	2,470	975	9,356	1,538
(61,177)	(26,425)	(634,730)	(588,755)	(240,979)	(195,519)	(21,658)	(9,673)	(14,648)	(16,350)

(22,312)	(7,722)	(502,722)	(552,036)	(191,322)	(166,708)	10,359	12,323	10,167	(2,689)

605,175	464,270	3,219,737	4,085,834	1,576,966	1,320,757	293,407	221,690	482,725	528,383
139,365	14,454	301,751	112,734	162,874	61,960	20,810	5,908	216,696	26,306
(172,814)	(47,394)	(477,546)	(220,641)	(163,789)	(63,602)	(50,811)	(19,028)	(130,490)	(49,060)

571,726	431,330	3,043,942	3,977,927	1,576,051	1,319,115	263,406	208,570	568,931	505,629

—	—	6,187	16,188	7,615	3,267	—	—	—	—
—	—	6,524	3,387	2,931	1,577	—	—	—	—
—	—	(99,810)	(106,454)	(23,044)	(24,295)	—	—	—	—

—	—	(87,099)	(86,879)	(12,498)	(19,451)	—	—	—	—

549,414	423,608	2,454,121	3,339,012	1,372,231	1,132,956	273,765	220,893	579,098	502,940

966,096	817,154	4,525,594	6,236,299	2,523,491	2,142,480	535,416	329,485	932,331	686,336

2,208,352	1,391,198	22,550,863	16,314,564	6,504,741	4,362,261	765,351	435,866	3,164,030	2,477,694

$3,174,448	$2,208,352	$27,076,457	$22,550,863	$9,028,232	$6,504,741	$1,300,767	$765,351	$4,096,361	$3,164,030

$1,723	$(11,977)	$43,246	$27,278	$15,449	$12,424	$10,927	$6,321	$53,310	$40,657

—	—	—	—	—	—	—	—	—	—
1,070	884	1,227	94	313	261	1,569	1,409	1,362	1,181
668	129	924	549	2,124	1,338	146	68	895	148
(2,682)	(1,431)	(10,324)	(11,005)	(11,857)	(11,794)	(1,184)	(655)	(1,308)	(1,577)

(944)	(418)	(8,173)	(10,362)	(9,420)	(10,195)	531	822	949	(248)

26,182	25,005	52,766	77,199	77,838	79,263	15,627	14,879	42,906	51,501
6,710	816	4,975	1,976	7,986	3,390	1,238	412	20,876	2,549
(7,671)	(2,568)	(7,881)	(4,104)	(8,194)	(3,679)	(2,831)	(1,288)	(11,663)	(4,760)

25,221	23,253	49,860	75,071	77,630	78,974	14,034	14,003	52,119	49,290

—	—	100	320	375	196	—	—	—	—
—	—	107	60	144	87	—	—	—	—
—	—	(1,629)	(2,009)	(1,144)	(1,460)	—	—	—	—

—	—	(1,422)	(1,629)	(625)	(1,177)	—	—	—	—

American Funds Insurance Series

	Global Growth
Statements of changes in net assets	and Income Fund	Growth-Income Fund		Asset Allocation Fund

	Period ended	Year ended	Year ended	Year ended	Year ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2006[1]	2006	2005	2006	2005

Operations:
Net investment income	$ 3,148	$ 411,852	$ 292,034	$ 164,993	$ 126,432

Net realized gain (loss) on investments and non-U.S. currency
transactions	3,716	926,245	562,628	275,335	133,120

Net unrealized appreciation (depreciation) on investments and
non-U.S. currency translations	50,508	2,133,468	364,066	488,795	234,416

Net increase in net assets resulting from operations	57,372	3,471,565	1,218,728	929,123	493,968

Dividends and distributions paid to shareholders:
Dividends from net investment income and non-U.S. currency gain:
Class 1	(271)	(63,674)	(58,162)	(24,341)	(20,656)

Class 2	(3,240)	(327,704)	(221,139)	(132,041)	(106,102)

Class 3	—	(6,935)	(6,306)	(1,651)	(1,653)

Total dividends from net investment income and non-U.S.
currency gain	(3,511)	(398,313)	(285,607)	(158,033)	(128,411)

Distributions from net realized gain on investments:
Short-term net realized gain:
Class 1	—	—	—	—	—

Class 2	—	—	—	—	—

Class 3	—	—	—	—	—

Long-term net realized gain:
Class 1	—	(88,403)	(15,967)	(11,851)	—

Class 2	—	(467,528)	(62,034)	(72,811)	—

Class 3	—	(10,810)	(2,000)	(1,004)	—

Total distributions from net realized gain on investments	—	(566,741)	(80,001)	(85,666)	—

Total dividends and distributions paid to shareholders	(3,511)	(965,054)	(365,608)	(243,699)	(128,411)

Capital share transactions:
Class 1:
Proceeds from initial capitalization	10,000	—	—	—	—

Proceeds from shares sold	30,969	3,828	2,448	169,379	6,110

Proceeds from reinvestment of dividends and distributions	271	152,077	74,129	36,192	20,656

Cost of shares repurchased	(74)	(608,513)	(614,621)	(102,082)	(104,648)

Net increase (decrease) from Class 1 transactions	41,166	(452,608)	(538,044)	103,489	(77,882)

Class 2:
Proceeds from shares sold	585,540	2,849,467	3,676,296	777,608	970,962

Proceeds from reinvestment of dividends and distributions	3,240	795,232	283,173	204,852	106,102

Cost of shares repurchased	(1,214)	(636,700)	(141,546)	(321,253)	(56,161)

Net increase from Class 2 transactions	587,566	3,007,999	3,817,923	661,207	1,020,903

Class 3:
Proceeds from shares sold	—	1,254	12,416	3,176	2,351

Proceeds from reinvestment of dividends and distributions	—	17,745	8,306	2,655	1,653

Cost of shares repurchased	—	(80,096)	(105,080)	(13,663)	(14,040)

Net increase (decrease) from Class 3 transactions	—	(61,097)	(84,358)	(7,832)	(10,036)

Net increase in net assets resulting from capital share transactions	628,732	2,494,294	3,195,521	756,864	932,985

Total increase in net assets	682,593	5,000,805	4,048,641	1,442,288	1,298,542
Net assets:
Beginning of period	—	21,904,049	17,855,408	6,075,178	4,776,636

End of period	$682,593	$26,904,854	$21,904,049	$7,517,466	$6,075,178

Undistributed (distributions in excess of) net investment income	$(408)	$77,000	$62,875	$29,378	$22,702

Shares of beneficial interest:
Class 1:
Shares issued from initial capitalization	1,000	—	—	—	—

Shares sold	3,083	93	67	9,512	385

Shares issued on reinvestment of dividends and distributions	25	3,862	1,958	2,052	1,258

Shares repurchased	(7)	(15,201)	(16,647)	(5,805)	(6,585)

Net increase (decrease) in shares outstanding	4,101	(11,246)	(14,622)	5,759	(4,942)

Class 2:
Shares sold	57,949	71,465	100,592	44,538	61,664

Shares issued on reinvestment of dividends and distributions	298	20,312	7,515	11,718	6,492

Shares repurchased	(126)	(15,943)	(3,852)	(18,153)	(3,564)

Net increase in shares outstanding	58,121	75,834	104,255	38,103	64,592

Class 3:
Shares sold	—	31	350	183	148

Shares issued on reinvestment of dividends and distributions	—	452	220	151	101

Shares repurchased	—	(2,004)	(2,863)	(776)	(887)

Net increase (decrease) in shares outstanding	—	(1,521)	(2,293)	(442)	(638)

1 For the period May 1, 2006, commencement of operations, through December 31, 2006.
2 For the period October 4, 2006, commencement of operations, through December 31, 2006.
3 Amount less than one thousand.

See Notes to Financial Statements

American Funds Insurance Series

							(dollars and shares in thousands)

					U.S. Government/
Bond Fund		Global Bond Fund	High-Income Bond Fund		AAA-Rated Securities Fund		Cash Management Fund

Year ended	Year ended	Period ended	Year ended	Year ended	Year ended	Year ended	Year ended	Year ended
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2006	2005	2006[2]	2006	2005	2006	2005	2006	2005

$ 158,314	$ 110,408	$ 150	$ 73,713	$ 58,237	$ 28,326	$ 23,930	$ 15,292	$ 6,739

(4,416)	2,178	(10)	3,708	11,521	(3,537)	2,137	—[3]	(1)

57,361	(77,663)	94	27,773	(49,267)	(923)	(10,709)	8	1

211,259	34,923	234	105,194	20,491	23,866	15,358	15,300	6,739

(7,578)	(7,502)	(79)	(18,213)	(20,075)	(9,348)	(10,544)	(1,903)	(737)
(106,551)	(73,453)	(76)	(41,173)	(29,252)	(14,236)	(11,720)	(4,485)	(1,087)
—	—	—	(2,049)	(2,392)	(1,245)	(1,507)	(378)	(129)

(114,129)	(80,955)	(155)	(61,435)	(51,719)	(24,829)	(23,771)	(6,766)	(1,953)

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

(114,129)	(80,955)	(155)	(61,435)	(51,719)	(24,829)	(23,771)	(6,766)	(1,953)

—	—	10,000	—	—	—	—	—	—
52,576	10,970	1,200	6,186	12,164	4,334	5,194	78,397	49,253
7,578	7,502	79	18,213	20,075	9,348	10,544	1,903	737
(19,886)	(26,416)	—[3]	(52,667)	(74,615)	(47,068)	(46,452)	(59,631)	(54,892)

40,268	(7,944)	11,279	(28,268)	(42,376)	(33,386)	(30,714)	20,669	(4,902)

923,008	561,561	15,491	199,599	157,889	74,330	70,062	260,270	136,997
106,551	73,453	76	41,173	29,252	14,236	11,720	4,485	1,087
(57,649)	(40,314)	(98)	(28,107)	(24,514)	(27,041)	(20,644)	(141,648)	(98,299)

971,910	594,700	15,469	212,665	162,627	61,525	61,138	123,107	39,785

—	—	—	2,705	4,903	2,168	4,576	23,065	18,484
—	—	—	2,049	2,392	1,245	1,507	378	129
—	—	—	(10,123)	(14,020)	(10,244)	(9,755)	(21,422)	(23,149)

—	—	—	(5,369)	(6,725)	(6,831)	(3,672)	2,021	(4,536)

1,012,178	586,756	26,748	179,028	113,526	21,308	26,752	145,797	30,347

1,109,308	540,724	26,827	222,787	82,298	20,345	18,339	154,331	35,133

2,494,469	1,953,745	—	936,294	853,996	632,059	613,720	243,619	208,486

$3,603,777	$2,494,469	$26,827	$1,159,081	$936,294	$652,404	$632,059	$397,950	$243,619

$154,269	$113,002	$(6)	$71,733	$59,984	$28,343	$24,675	$15,205	$6,679

—	—	1,000	—	—	—	—	—	—
4,625	962	116	498	969	370	435	6,852	4,414
691	670	8	1,518	1,660	826	891	168	66
(1,746)	(2,323)	—[3]	(4,196)	(5,955)	(4,006)	(3,873)	(5,209)	(4,905)

3,570	(691)	1,124	(2,180)	(3,326)	(2,810)	(2,547)	1,811	(425)

81,863	49,855	1,514	16,013	12,715	6,368	5,882	22,823	12,309
9,793	6,611	7	3,457	2,431	1,264	996	398	98
(5,122)	(3,572)	(9)	(2,248)	(1,965)	(2,323)	(1,739)	(12,425)	(8,815)

86,534	52,894	1,512	17,222	13,181	5,309	5,139	10,796	3,592

—	—	—	219	392	185	381	2,015	1,658
—	—	—	171	197	110	127	34	12
—	—	—	(804)	(1,121)	(869)	(812)	(1,876)	(2,074)

—	—	—	(414)	(532)	(574)	(304)	173	(404)

American Funds Insurance Series

Notes to financial statements

1. Organization and significant accounting policies

Organization — American Funds Insurance Series (the “series”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company with 15 different funds. The assets of each fund are segregated, with each fund accounted for separately. The funds’ investment objectives are as follows:

Global Discovery Fund — Long-term growth of capital by investing primarily in stocks of companies in the services and information area of the global economy.

Global Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies located around the world.

Global Small Capitalization Fund — Long-term growth of capital by investing primarily in stocks of smaller companies located around the world.

Growth Fund — Long-term growth of capital by investing primarily in common stocks of companies that offer opportunities for growth of capital.

International Fund — Long-term growth of capital by investing primarily in common stocks of companies located outside the United States.

New World Fund — Long-term growth of capital by investing primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

Blue Chip Income and Growth Fund — To produce income exceeding the average yield on U.S. stocks and to provide an opportunity for growth of principal.

Global Growth and Income Fund — Long-term growth of capital and current income by investing primarily in stocks of well-established companies located around the world.

Growth-Income Fund — Growth of capital and income by investing primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Asset Allocation Fund — High total return (including income and capital gains) consistent with long-term preservation of capital.

Bond Fund — As high a level of current income as is consistent with the preservation of capital by investing primarily in fixed-income securities.

Global Bond Fund — A high level of total return consistent with prudent management by investing primarily in investment-grade bonds issued by entities based around the world and denominated in various currencies, including U.S. dollars.

High-Income Bond Fund — High current income and, secondarily, capital appreciation by investing primarily in intermediate and long-term corporate obligations, with emphasis on higher yielding, higher risk, lower rated or unrated securities.

U.S. Government/AAA-Rated Securities Fund — A high level of current income consistent with prudent investment risk and preservation of capital by investing primarily in a combination of securities guaranteed by the U.S. government and other debt securities rated AAA or Aaa.

Cash Management Fund — High current yield while preserving capital by investing in a diversified selection of high-quality money market instruments.

Each fund offers two or three share classes (1, 2 and 3). Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for certain distribution expenses. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

American Funds Insurance Series

Significant accounting policies — The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the series:

Security valuation — Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the funds to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the series’ board of trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-U.S. securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange, the securities are fair valued.

Security transactions and related investment income — Security transactions are recorded by the series as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the series will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution expenses, are accrued daily and charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation — Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts — The series may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The series enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the series could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the series values

American Funds Insurance Series

forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The series records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls — The series may enter into mortgage dollar roll transactions in which a fund in the series sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions — The series may enter into loan transactions in which a fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2. Non-U.S. investments

Investment risk — The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation — Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the funds on the sale of securities in certain countries are subject to non-U.S. taxes. The funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

3. Federal income taxation and distributions

The series complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The series is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; paydowns on fixed-income securities; net capital losses; non-U.S. taxes on capital gains; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes.

As indicated in the table on the following two pages, four funds in the series had capital loss carryforwards available at December 31, 2006. These will be used to offset any capital gains realized by the funds in future years through the expiration dates. The funds will not make distributions from capital gains while capital loss carryforwards remain.

American Funds Insurance Series

Additional tax basis disclosures are as follows:
						(dollars in thousands)

							Blue Chip
	Global	Global	Global Small			New	Income
	Discovery	Growth	Capitalization	Growth	International	World	and Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

As of December 31, 2006:
Undistributed (Distribution in excess of) ordinary income	$ 1,302	$ 74,162	$ 138,438	$ 187,246	$ 99,193	$ 44,694	$ 82,082

Post-October non-U.S. currency loss deferrals (realized during
the period November 1, 2006, through December 31, 2006)*	(4)	(278)	(161)	—	(1,429)	(85)	—

Undistributed long-term capital gain	694	185,782	218,971	1,840,600	408,417	79,839	106,861

Post-October capital loss deferrals (realized during the
period November 1, 2006, through December 31, 2006)*	—	—	—	—	—	—	—

Capital loss carryforwards	—	—	—	—	—	—	—

Gross unrealized appreciation on investment securities	31,725	937,340	820,968	6,032,719	2,479,198	345,097	763,758

Gross unrealized depreciation on investment securities	(1,689)	(37,779)	(130,543)	(356,411)	(100,971)	(12,125)	(30,134)

Net unrealized appreciation on investment securities	30,036	899,561	690,425	5,676,308	2,378,227	332,972	733,624

Cost of investment securities	149,260	3,402,225	2,486,382	21,447,672	6,636,640	963,725	3,339,073

Reclassification to (from) undistributed net investment
income from (to) undistributed net realized gain	(33)	(174)	10,373	(246)	4,667	231	—

Reclassification to (from) undistributed net investment income
from (to) capital paid in on shares of beneficial interest	—	—	(870)	—	—	—	—

Reclassification to undistributed net realized gain from
capital paid in on shares of beneficial interest	—	—	906	—	—	—	—

Utilized capital loss carryforward	—	—	—	—	—	—	—

Expired capital loss carryforward	—	—	—	—	—	—	—

Capital loss carryforwards:
Expiring 2007	—	—	—	—	—	—	—
Expiring 2008	—	—	—	—	—	—	—
Expiring 2009	—	—	—	—	—	—	—
Expiring 2010	—	—	—	—	—	—	—
Expiring 2011	—	—	—	—	—	—	—
Expiring 2012	—	—	—	—	—	—	—
Expiring 2013	—	—	—	—	—	—	—
Expiring 2014	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

American Funds Insurance Series

							(dollars in thousands)

	Global					U.S. Government/
	Growth	Growth-	Asset			High-	AAA-Rated	Cash
	and Income	Income	Allocation	Bond	Global Bond	Income Bond	Securities	Management
	Fund	Fund	Fund	Fund	Fund	Fund	Fund	Fund

As of December 31, 2006:
Undistributed (Distribution in excess of)
ordinary income	$ 3,953	$ 164,940	$ 61,928	$ 154,731	$ —	$ 73,341	$ 28,407	$ 15,237

Post-October non-U.S. currency loss deferrals
(realized during the period November 1, 2006,
through December 31, 2006)*	(101)	(158)	(165)	—	(24)	(298)	—	—

Undistributed long-term capital gain	—	847,610	242,044	—	—	—	—	—

Post-October capital loss deferrals
(realized during the period November 1, 2006,
through December 31, 2006)*	—	—	—	—	—	(2,249)	(18)	—

Capital loss carryforwards	—	—	—	(4,425)	—	(130,131)	(9,230)	(4)

Gross unrealized appreciation on
investment securities	55,259	5,609,143	1,348,121	74,062	211	44,540	4,581	13

Gross unrealized depreciation on
investment securities	(5,265)	(234,104)	(66,106)	(21,339)	(108)	(11,667)	(3,625)	(2)

Net unrealized appreciation on
investment securities	49,994	5,375,039	1,282,015	52,723	103	32,873	956	11

Cost of investment securities	630,431	21,473,237	6,210,473	3,492,260	25,800	1,102,714	645,815	396,571

Reclassification to (from) undistributed net
investment income from (to) undistributed
net realized gain	(45)	586	(284)	(2,918)	(5)	(529)	171	—

Reclassification to (from) undistributed net
investment income from (to) capital paid in
on shares of beneficial interest	—	—	—	—	5	—	—	—

Reclassification to undistributed net
realized gain from capital paid in on
shares of beneficial interest	—	—	—	—	—	—	1,293	—

Utilized capital loss carryforward	—	—	—	—	—	6,486	—	—

Expired capital loss carryforward	—	—	—	—	—	—	1,293	—

Capital loss carryforwards:
Expiring 2007	—	—	—	$ —	—	$ —	$ 737	$—
Expiring 2008	—	—	—	—	—	—	4,040	—
Expiring 2009	—	—	—	—	—	43,714	—	—
Expiring 2010	—	—	—	—	—	50,900	—	—†
Expiring 2011	—	—	—	3,029	—	35,517	—	—
Expiring 2012	—	—	—	—	—	—	—	3
Expiring 2013	—	—	—	588	—	—	—	1
Expiring 2014	—	—	—	808	—	—	4,453	—†

	—	—	—	$4,425	—	$130,131	$9,230	$ 4

* These deferrals are considered incurred in the subsequent year.

† Amount less than one thousand.

American Funds Insurance Series

4. Fees and transactions with related parties

Capital Research and Management Company (“CRMC”), the series’ investment adviser, is the parent company of American Funds Service CompanySM (“AFS”), the series’ transfer agent, and American Funds Distributors, Inc.SM (“AFD”), the principal underwriter of the series’ shares.

Investment advisory services — The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on annual rates that generally decrease as average net asset levels increase.

The board of trustees approved an amended agreement for Global Small Capitalization Fund, New World Fund and Growth-Income Fund that provided for reduced annual rates as reflected in the table below. During the year ended December 31, 2006, CRMC voluntarily reduced investment advisory services fees to the rates provided by the amended agreement for Global Small Capitalization Fund and to proposed amended rates for Global Growth and Income Fund. In addition, CRMC is currently waiving 10% of investment advisory services fees for all funds in the series. During the year ended December 31, 2006, total aggregate investment advisory services fees waived by CRMC were $29,046,000. As a result, the aggregate fees shown on the accompanying financial statements of $290,427,000 were reduced to $261,381,000. The amended range of rates and asset levels and the current annualized rates of average net assets for the series, before and after the expense waivers, are as follows:

	Rates		Net asset level (in billions)		For the year ended	For the year ended
					December 31, 2006,	December 31, 2006,
Fund	Beginning with	Ending with	Up to	In excess of	before waiver	after waiver

Global Discovery	.580%	.440%	$.5	$ 1.0	.58%	.52%
Global Growth	.690	.480	.6	3.0	.55	.50
Global Small Capitalization	.800	.650	.6	3.0	.72	.65
Growth	.500	.285	.6	27.0	.32	.29
International	.690	.430	.5	21.0	.50	.45
New World	.850	.660	.5	1.5	.81	.73
Blue Chip Income and Growth	.500	.370	.6	4.0	.42	.38
Global Growth and Income	.690		all		.69*	.62*
Growth-Income	.500	.222	.6	27.0	.27	.24
Asset Allocation	.500	.250	.6	8.0	.32	.29
Bond	.480	.360	.6	3.0	.41	.37
Global Bond	.570		all		.14†	.12†
High-Income Bond	.500	.420	.6	2.0	.48	.43
U.S. Government/AAA-Rated Securities	.460	.340	.6	2.0	.46	.41
Cash Management	.320		all		.32	.29

* Annualized ratios based on activity during the period May 1, 2006, commencement of operations, through December 31, 2006.

† Ratios based on activity during the period October 4, 2006, commencement of operations, through December 31, 2006.

Transfer agent services — The aggregate fee of $55,000 was incurred during the year ended December 31, 2006, pursuant to an agreement with AFS. Under this agreement, the series compensates AFS for transfer agent services, including shareholder record-keeping, communications and transaction processing.

Deferred trustees’ compensation — Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the series, are treated as if invested in one or more of the American Funds. These amounts represent general, unsecured liabilities of the series and vary according to the total returns of the selected funds. Trustees’ compensation of $968,000, shown on the accompanying financial statements, includes $564,000 in current fees (either paid in cash or deferred) and a net increase of $404,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the series are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the series.

5. Distribution services

The series has adopted plans of distribution for Class 2 and 3 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on average daily net assets, of 0.25% for Class 2 and 0.18% for Class 3 to pay service fees to firms that have entered into agreements with the series. During the year ended December 31, 2006, distribution expenses under the plans for the series aggregated $166,423,000 for Class 2 and $2,171,000 for Class 3. Class 1 shares have not adopted a plan of distribution.

American Funds Insurance Series

6. Investment transactions and other disclosures

As of December 31, 2006, Asset Allocation Fund, Bond Fund, Global Bond Fund and High-Income Bond Fund had open forward currency contracts to purchase or sell non-U.S. currencies as follows:

				(amounts in thousands)

				U.S. valuations at
		Contract amount		December 31, 2006

					Unrealized
					appreciation
Fund	Non-U.S. currency sale contracts	Non-U.S.	U.S.	Amount	(depreciation)

Purchases:
Bond	Euro, expiring 2/13/2007	€15,666	$20,651	$20,718	$ 67
Global Bond	Euro, expiring 2/13–3/19/2007	€891	1,177	1,179	2
Global Bond	Japanese yen, expiring 3/5–3/12/2007	¥38,548	338	327	(11)
Sales:
Asset Allocation	Euro, expiring 1/19–3/30/2007	€4,619	5,937	6,108	(171)
Bond	Euro, expiring 3/14/2007	€5,585	7,416	7,394	22
Global Bond	Australian dollars, expiring 1/9–2/16/2007	A$193	145	152	(7)
High-Income Bond	Euro, expiring 1/19–3/30/2007	€7,697	10,075	10,186	(111)

The following table presents additional information for the year ended December 31, 2006:
						(dollars in thousands)

							Blue Chip
	Global	Global	Global Small			New	Income
	Discovery	Growth	Capitalization	Growth	International	World	and Growth
	Fund	Fund	Fund	Fund	Fund	Fund	Fund

Purchases of investment securities[3]	$74,132	$1,474,545	$1,597,228	$10,130,504	$3,450,833	$539,610	$965,021

Sales of investment securities[3]	37,095	893,260	1,222,179	7,752,374	1,927,899	292,365	686,760

Non-U.S taxes paid on dividend income	132	4,879	2,943	6,991	15,077	1,897	184

Non-U.S taxes paid on interest income	—	—	—	—	—	—	—

Non-U.S taxes paid on realized gains	—	132	238	—	612	1,118	—

Non-U.S taxes provided on unrealized gains
as of December 31, 2006	—	1,192	1,990	1,147	4,271	1,042	—

Dividends from affiliated issuers	—	—	756	—	—	—	—

Net realized gain from affiliated issuers	—	—	5,213	—	—	—	—

							(dollars in thousands)

							U.S.
	Global						Government/
	Growth	Growth-	Asset			High-Income	AAA-Rated	Cash
	and Income	Income	Allocation	Bond	Global Bond	Bond	Securities	Management
	Fund[1]	Fund	Fund	Fund	Fund[2]	Fund	Fund	Fund

Purchases of investment securities[3]	$535,672	$6,469,654	$2,557,482	$2,067,940	$21,021	$519,991	$476,038	$3,009,216

Sales of investment securities[3]	18,860	5,342,432	2,328,866	1,331,037	1,020	316,755	458,345	2,870,977

Non-U.S taxes paid on dividend income	155	5,223	1,442	—	—	—	—	—

Non-U.S taxes paid on interest income	—	—	9	117	1	—	—	—

Non-U.S taxes paid on realized gains	—	—	—	—	—	—	—	—

Non-U.S taxes provided on unrealized gains
as of December 31, 2006	—	—	—	—	—	—	—	—

Dividends from affiliated issuers	—	—	—	—	—	—	—	—

Net realized gain from affiliated issuers	—	—	31,438	—	—	—	—	—

1 For the period May 1, 2006, commencement of operations, through December 31, 2006.

2 For the period October 4, 2006, commencement of operations, through December 31, 2006.

3 Excludes short-term securities, except for Cash Management Fund.

American Funds Insurance Series

Financial highlights1

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Global Discovery Fund

Class 1
12/31/06	$11.63	$.15	$ 1.89	$2.04	$(.13)	$(.49)	$(.62)	$13.05	17.66%	$28.62%		.56%	1.19%
12/31/05	10.79	.14	1.05	1.19	(.11)	(.24)	(.35)	11.63	11.07	22.61		.56	1.27
12/31/04	9.94	.08	.98	1.06	(.09)	(.12)	(.21)	10.79	10.72	20.61		.60	.81
12/31/03	7.26	.05	2.67	2.72	(.04)	—	(.04)	9.94	37.41	17.61		.61	.55
12/31/02	9.30	.06	(2.05)	(1.99)	(.05)	—	(.05)	7.26	(21.41)	10.61		.61	.69
Class 2
12/31/06	11.59	.11	1.89	2.00	(.10)	(.49)	(.59)	13.00	17.41	151.87		.81	.94
12/31/05	10.76	.11	1.05	1.16	(.09)	(.24)	(.33)	11.59	10.80	89.86		.81	1.04
12/31/04	9.92	.06	.97	1.03	(.07)	(.12)	(.19)	10.76	10.43	51.86		.85	.60
12/31/03	7.25	.02	2.67	2.69	(.02)	—	(.02)	9.92	37.11	24.86		.86	.28
12/31/02	9.30	.04	(2.05)	(2.01)	(.04)	—	(.04)	7.25	(21.67)	9.86		.86	.48

Global Growth Fund

Class 1
12/31/06	$19.63	$.41	$ 3.62	$ 4.03	$(.22)	—	$(.22)	$23.44	20.73%	$278.58%		.53%	1.95%
12/31/05	17.31	.28	2.19	2.47	(.15)	—	(.15)	19.63	14.37	206.62		.57	1.56
12/31/04	15.30	.18	1.92	2.10	(.09)	—	(.09)	17.31	13.80	202.65		.64	1.15
12/31/03	11.35	.12	3.91	4.03	(.08)	—	(.08)	15.30	35.63	188.70		.70	.94
12/31/02	13.42	.09	(2.02)	(1.93)	(.14)	—	(.14)	11.35	(14.46)	152.71		.71	.73
Class 2
12/31/06	19.52	.36	3.59	3.95	(.18)	—	(.18)	23.29	20.43	4,015.83		.78	1.71
12/31/05	17.23	.23	2.18	2.41	(.12)	—	(.12)	19.52	14.07	2,617.87		.82	1.30
12/31/04	15.25	.14	1.91	2.05	(.07)	—	(.07)	17.23	13.49	1,796.90		.89	.92
12/31/03	11.32	.09	3.89	3.98	(.05)	—	(.05)	15.25	35.27	1,082.95		.95	.68
12/31/02	13.38	.06	(2.01)	(1.95)	(.11)	—	(.11)	11.32	(14.64)	592.96		.96	.48

Global Small Capitalization Fund

Class 1
12/31/06	$21.29	$.19	$4.74	$4.93	$(.14)	$(1.21)	$(1.35)	$24.87	24.35%	$247.77%		.69%	.82%
12/31/05	17.14	.13	4.23	4.36	(.21)	—	(.21)	21.29	25.66	231.79		.73	.72
12/31/04	14.15	.02	2.97	2.99	—	—	—	17.14	21.13	193.81		.80	.15
12/31/03	9.27	—[4]	4.97	4.97	(.09)	—	(.09)	14.15	53.92	163.83		.83	(.03)
12/31/02	11.52	—[4]	(2.15)	(2.15)	(.10)	—	(.10)	9.27	(18.83)	108.84		.84	.04
Class 2
12/31/06	21.12	.14	4.70	4.84	(.11)	(1.21)	(1.32)	24.64	24.05	2,927	1.02	.94	.61
12/31/05	17.02	.09	4.19	4.28	(.18)	—	(.18)	21.12	25.35	1,977	1.04	.97	.49
12/31/04	14.08	(.01)	2.95	2.94	—	—	—	17.02	20.88	1,198	1.06	1.05	(.07)
12/31/03	9.23	(.03)	4.95	4.92	(.07)	—	(.07)	14.08	53.53	665	1.08	1.08	(.28)
12/31/02	11.48	(.02)	(2.15)	(2.17)	(.08)	—	(.08)	9.23	(19.05)	290	1.09	1.09	(.20)

American Funds Insurance Series

		Income (loss) from
		investment operations[2]			Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Growth Fund

Class 1
12/31/06	$59.36	$.70	$5.46	$6.16	$(.63)	$(.38)	$(1.01)	$64.51	10.48%	$3,503.34%		.31%	1.14%
12/31/05	51.39	.46	8.00	8.46	(.49)	—	(.49)	59.36	16.50	3,709.35		.32	.87
12/31/04	45.74	.32	5.51	5.83	(.18)	—	(.18)	51.39	12.75	3,744.36		.36	.68
12/31/03	33.47	.16	12.26	12.42	(.15)	—	(.15)	45.74	37.15	3,877.39		.39	.41
12/31/02	44.30	.12	(10.87)	(10.75)	(.08)	—	(.08)	33.47	(24.27)	3,195.40		.40	.30
Class 2
12/31/06	58.98	.54	5.43	5.97	(.49)	(.38)	(.87)	64.08	10.22	23,122.59		.56	.89
12/31/05	51.10	.34	7.92	8.26	(.38)	—	(.38)	58.98	16.19	18,343.60		.57	.64
12/31/04	45.50	.23	5.45	5.68	(.08)	—	(.08)	51.10	12.50	12,055.61		.61	.50
12/31/03	33.29	.06	12.19	12.25	(.04)	—	(.04)	45.50	36.80	7,107.64		.64	.16
12/31/02	44.09	.03	(10.82)	(10.79)	(.01)	—	(.01)	33.29	(24.46)	3,009.65		.65	.07
Class 3
12/31/06	59.34	.59	5.46	6.05	(.51)	(.38)	(.89)	64.50	10.29	451.52		.49	.95
12/31/05	51.38	.37	7.98	8.35	(.39)	—	(.39)	59.34	16.28	499.53		.50	.69
12/31/04[5]	47.74	.24	3.50	3.74	(.10)	—	(.10)	51.38	7.85	516	.54[6]	.53[6]	.54[6]

International Fund

Class 1
12/31/06	$18.96	$.41	$ 3.21	$ 3.62	$(.38)	$(.19)	$(.57)	$22.01	19.33%	$1,648.54%		.49%	1.99%
12/31/05	15.82	.32	3.11	3.43	(.29)	—	(.29)	18.96	21.75	1,599.57		.52	1.92
12/31/04	13.41	.22	2.41	2.63	(.22)	—	(.22)	15.82	19.66	1,495.60		.59	1.54
12/31/03	10.07	.15	3.38	3.53	(.19)	—	(.19)	13.41	35.12	1,431.63		.63	1.40
12/31/02	12.02	.15	(1.90)	(1.75)	(.20)	—	(.20)	10.07	(14.58)	1,236.63		.63	1.35
Class 2
12/31/06	18.92	.35	3.20	3.55	(.34)	(.19)	(.53)	21.94	18.98	7,260.79		.74	1.72
12/31/05	15.79	.28	3.11	3.39	(.26)	—	(.26)	18.92	21.50	4,790.82		.77	1.64
12/31/04	13.39	.18	2.41	2.59	(.19)	—	(.19)	15.79	19.32	2,752.84		.83	1.27
12/31/03	10.05	.12	3.37	3.49	(.15)	—	(.15)	13.39	34.85	1,385.88		.88	1.08
12/31/02	11.97	.12	(1.89)	(1.77)	(.15)	—	(.15)	10.05	(14.84)	636.88		.88	1.05
Class 3
12/31/06	18.96	.37	3.20	3.57	(.34)	(.19)	(.53)	22.00	19.07	120.72		.67	1.81
12/31/05	15.82	.29	3.11	3.40	(.26)	—	(.26)	18.96	21.54	116.75		.70	1.74
12/31/04[5]	13.76	.20	2.05	2.25	(.19)	—	(.19)	15.82	16.45	115	.77[6]	.77[6]	1.45[6]

New World Fund

Class 1
12/31/06	$16.67	$.41	$4.95	$5.36	$(.32)	$(.15)	$(.47)	$21.56	32.88%	$126.88%		.80%	2.19%
12/31/05	13.96	.33	2.58	2.91	(.20)	—	(.20)	16.67	21.10	88.92		.85	2.22
12/31/04	11.99	.23	2.01	2.24	(.27)	—	(.27)	13.96	19.07	63.93		.92	1.81
12/31/03	8.76	.21	3.21	3.42	(.19)	—	(.19)	11.99	39.56	47.92		.92	2.15
12/31/02	9.44	.20	(.70)	(.50)	(.18)	—	(.18)	8.76	(5.45)	35.91		.91	2.14
Class 2
12/31/06	16.56	.36	4.92	5.28	(.29)	(.15)	(.44)	21.40	32.59	1,175	1.13	1.05	1.93
12/31/05	13.89	.29	2.56	2.85	(.18)	—	(.18)	16.56	20.74	677	1.17	1.10	1.97
12/31/04	11.94	.19	2.01	2.20	(.25)	—	(.25)	13.89	18.80	373	1.18	1.17	1.57
12/31/03	8.73	.19	3.19	3.38	(.17)	—	(.17)	11.94	39.18	224	1.17	1.17	1.90
12/31/02	9.41	.18	(.70)	(.52)	(.16)	—	(.16)	8.73	(5.66)	124	1.16	1.16	1.89

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses	to (loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Blue Chip Income and Growth Fund

Class 1
12/31/06	$10.91	$.20	$1.63	$1.83	$(.16)	$(.61)	$(.77)	$11.97	17.73%	$159.43%		.39%	1.75%
12/31/05	10.26	.18	.59	.77	(.12)	—	(.12)	10.91	7.57	135.45		.41	1.73
12/31/04	9.41	.15	.78	.93	(.08)	—	(.08)	10.26	9.94	129.46		.46	1.60
12/31/03	7.17	.13	2.11	2.24	—	—	—	9.41	31.24	107.52		.50	1.67
12/31/02	9.43	.16	(2.32)	(2.16)	(.10)	—	(.10)	7.17	(22.93)	54.52		.52	1.89
Class 2
12/31/06	10.83	.17	1.61	1.78	(.13)	(.61)	(.74)	11.87	17.42	3,937.68		.64	1.50
12/31/05	10.20	.15	.58	.73	(.10)	—	(.10)	10.83	7.24	3,029.70		.66	1.48
12/31/04	9.36	.13	.78	.91	(.07)	—	(.07)	10.20	9.74	2,349.71		.70	1.37
12/31/03	7.16	.11	2.09	2.20	—	—	—	9.36	30.73	1,490.76		.74	1.41
12/31/02	9.41	.14	(2.30)	(2.16)	(.09)	—	(.09)	7.16	(23.07)	426.77		.77	1.76

Global Growth and Income Fund[7]

Class 1
12/31/06	$10.00	$.14	$.91	$1.05	$(.07)	—	$ (.07)	$10.98	10.49%	$45	.72%[6]	.65%[6]	2.10%[6]
Class 2
12/31/06	10.00	.11	.92	1.03	(.06)	—	(.06)	10.97	10.30	638	.97[6]	.90[6]	1.64[6]

Growth-Income Fund

Class 1
12/31/06	$38.31	$.77	$5.03	$5.80	$(.72)	$(.96)	$(1.68)	$42.43	15.51%	$3,759.28%		.25%	1.92%
12/31/05	36.81	.62	1.61	2.23	(.58)	(.15)	(.73)	38.31	6.08	3,825.29		.27	1.68
12/31/04	33.61	.48	3.09	3.57	(.37)	—	(.37)	36.81	10.66	4,213.31		.30	1.39
12/31/03	25.63	.42	7.96	8.38	(.40)	—	(.40)	33.61	32.76	4,402.34		.34	1.45
12/31/02	31.70	.41	(6.16)	(5.75)	(.32)	—	(.32)	25.63	(18.15)	3,741.35		.35	1.43
Class 2
12/31/06	38.12	.67	4.99	5.66	(.63)	(.96)	(1.59)	42.19	15.20	22,688.53		.50	1.67
12/31/05	36.64	.53	1.60	2.13	(.50)	(.15)	(.65)	38.12	5.83	17,608.54		.52	1.44
12/31/04	33.48	.41	3.06	3.47	(.31)	—	(.31)	36.64	10.37	13,105.56		.55	1.19
12/31/03	25.52	.34	7.92	8.26	(.30)	—	(.30)	33.48	32.43	7,824.59		.59	1.18
12/31/02	31.58	.35	(6.14)	(5.79)	(.27)	—	(.27)	25.52	(18.34)	3,632.60		.60	1.22
Class 3
12/31/06	38.31	.70	5.01	5.71	(.64)	(.96)	(1.60)	42.42	15.30	458.46		.43	1.74
12/31/05	36.80	.56	1.61	2.17	(.51)	(.15)	(.66)	38.31	5.88	471.47		.45	1.50
12/31/04[5]	34.64	.41	2.07	2.48	(.32)	—	(.32)	36.80	7.18	537	.49[6]	.48[6]	1.24[6]

Asset Allocation Fund

Class 1
12/31/06	$16.56	$.47	$1.97	$2.44	$(.43)	$(.23)	$(.66)	$18.34	14.96%	$1,079.33%		.30%	2.67%
12/31/05	15.49	.41	1.05	1.46	(.39)	—	(.39)	16.56	9.45	879.35		.32	2.57
12/31/04	14.58	.39	.84	1.23	(.32)	—	(.32)	15.49	8.50	899.38		.37	2.64
12/31/03	12.23	.41	2.29	2.70	(.35)	—	(.35)	14.58	22.14	911.42		.42	3.12
12/31/02	14.30	.45	(2.19)	(1.74)	(.33)	—	(.33)	12.23	(12.19)	797.45		.45	3.31
Class 2
12/31/06	16.47	.42	1.96	2.38	(.39)	(.23)	(.62)	18.23	14.66	6,362.58		.55	2.42
12/31/05	15.42	.37	1.04	1.41	(.36)	—	(.36)	16.47	9.14	5,120.60		.57	2.31
12/31/04	14.51	.36	.84	1.20	(.29)	—	(.29)	15.42	8.34	3,797.62		.62	2.42
12/31/03	12.18	.37	2.27	2.64	(.31)	—	(.31)	14.51	21.74	2,314.67		.67	2.81
12/31/02	14.25	.42	(2.18)	(1.76)	(.31)	—	(.31)	12.18	(12.38)	1,056.70		.70	3.11
Class 3
12/31/06	16.56	.44	1.97	2.41	(.40)	(.23)	(.63)	18.34	14.75	76.51		.48	2.49
12/31/05	15.49	.38	1.05	1.43	(.36)	—	(.36)	16.56	9.26	76.53		.50	2.39
12/31/04[5]	14.85	.36	.58	.94	(.30)	—	(.30)	15.49	6.38	81	.55[6]	.55[6]	2.50[6]

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Bond Fund

Class 1
12/31/06	$11.31	$.63	$ .17	$ .80	$(.47)	—	$(.47)	$11.64	7.31%		$230.43%	.39%	5.54%
12/31/05	11.57	.60	(.40)	.20	(.46)	—	(.46)	11.31	1.77		182.44	.40	5.30
12/31/04	11.34	.56	.10	.66	(.43)	—	(.43)	11.57	6.04		195.45	.44	4.94
12/31/03	10.41	.57	.78	1.35	(.42)	—	(.42)	11.34	13.07		213.47	.47	5.19
12/31/02	10.44	.67	(.24)	.43	(.46)	—	(.46)	10.41	4.26		218.49	.49	6.60
Class 2
12/31/06	11.22	.60	.16	.76	(.45)	—	(.45)	11.53	6.99		3,374.68	.64	5.29
12/31/05	11.48	.57	(.39)	.18	(.44)	—	(.44)	11.22	1.59		2,312.69	.65	5.06
12/31/04	11.27	.53	.09	.62	(.41)	—	(.41)	11.48	5.72		1,759.70	.69	4.68
12/31/03	10.36	.53	.78	1.31	(.40)	—	(.40)	11.27	12.80		1,280.72	.72	4.88
12/31/02	10.40	.64	(.24)	.40	(.44)	—	(.44)	10.36	4.05		697.74	.74	6.34

Global Bond Fund

Class 1
12/31/06[8]	$10.00	$.10	$.15	$.25	$(.07)	—	$(.07)	$10.18	2.52%		$12.15%	.13%	1.00%
Class 2
12/31/06[9]	10.00	.06	.18	.24	(.07)	—	(.07)	10.17	1.99		15.13	.12	.60

High-Income Bond Fund

Class 1
12/31/06	$12.41	$ .92	$ .37	$1.29	$ (.80)	—	$ (.80)	$12.90	10.89%		$293.49%	.45%	7.36%
12/31/05	12.89	.85	(.55)	.30	(.78)	—	(.78)	12.41	2.46		309.50	.46	6.76
12/31/04	12.54	.84	.32	1.16	(.81)	—	(.81)	12.89	9.83		364.50	.50	6.74
12/31/03	10.44	.90	2.12	3.02	(.92)	—	(.92)	12.54	29.79		411.51	.51	7.74
12/31/02	11.78	1.01	(1.25)	(.24)	(1.10)	—	(1.10)	10.44	(1.51)		335.52	.52	9.55
Class 2
12/31/06	12.32	.89	.36	1.25	(.78)	—	(.78)	12.79	10.59		832.74	.70	7.12
12/31/05	12.81	.81	(.55)	.26	(.75)	—	(.75)	12.32	2.20		590.75	.71	6.55
12/31/04	12.47	.81	.32	1.13	(.79)	—	(.79)	12.81	9.59		444.75	.74	6.48
12/31/03	10.39	.86	2.12	2.98	(.90)	—	(.90)	12.47	29.51		319.76	.76	7.41
12/31/02	11.74	.97	(1.25)	(.28)	(1.07)	—	(1.07)	10.39	(1.83)		183.77	.77	9.28
Class 3
12/31/06	12.39	.90	.36	1.26	(.77)	—	(.77)	12.88	10.66		34.67	.63	7.19
12/31/05	12.87	.82	(.55)	.27	(.75)	—	(.75)	12.39	2.25		37.68	.64	6.58
12/31/04[5]	12.79	.78	.11	.89	(.81)	—	(.81)	12.87	7.52	46	.68[6]	.68[6]	6.57[6]

U.S. Government/AAA-Rated Securities Fund

Class 1
12/31/06	$11.91	$.55	$(.10)	$ .45	$(.49)	—	$(.49)	$11.87	3.95%		$218.47%	.42%	4.64%
12/31/05	12.07	.48	(.16)	.32	(.48)	—	(.48)	11.91	2.70		252.47	.43	3.99
12/31/04	12.24	.45	(.03)	.42	(.59)	—	(.59)	12.07	3.58		286.47	.46	3.68
12/31/03	12.37	.46	(.15)	.31	(.44)	—	(.44)	12.24	2.51		373.46	.46	3.71
12/31/02	11.87	.54	.55	1.09	(.59)	—	(.59)	12.37	9.45		517.47	.47	4.45
Class 2
12/31/06	11.83	.51	(.09)	.42	(.46)	—	(.46)	11.79	3.75		402.72	.67	4.40
12/31/05	12.00	.45	(.16)	.29	(.46)	—	(.46)	11.83	2.41		341.72	.68	3.75
12/31/04	12.17	.41	(.03)	.38	(.55)	—	(.55)	12.00	3.30		285.72	.71	3.42
12/31/03	12.31	.42	(.14)	.28	(.42)	—	(.42)	12.17	2.28		273.71	.71	3.43
12/31/02	11.83	.50	.55	1.05	(.57)	—	(.57)	12.31	9.15		288.72	.72	4.14
Class 3
12/31/06	11.89	.52	(.09)	.43	(.46)	—	(.46)	11.86	3.80		32.65	.60	4.45
12/31/05	12.05	.46	(.16)	.30	(.46)	—	(.46)	11.89	2.50		39.65	.61	3.81
12/31/04[5]	12.34	.41	(.11)	.30	(.59)	—	(.59)	12.05	2.58	43	.65[6]	.65[6]	3.51[6]

American Funds Insurance Series

			Income (loss) from
			investment operations[2]		Dividends and distributions

			Net gains										Ratio of
			(losses) on								Ratio of	Ratio of	net income
	Net asset		securities		Dividends		Total				expenses to	expenses to	(loss)
	value,	Net	(both	Total from	(from net	Distributions	dividends	Net asset		Net assets,	average net	average net	to average
	beginning	investment	realized and	investment	investment	(from capital	and	value, end	Total	end of period	assets before	assets after	net
Period ended	of period	income (loss)	unrealized)	operations	income)	gains)	distributions	of period	return	(in millions)	waiver	waiver[3]	assets

Cash Management Fund

Class 1
12/31/06	$11.31	$.54	$ —[4]	$.54	$(.23)	—	$(.23)	$11.62	4.81%	$ 98.33%		.30%	4.74%
12/31/05	11.09	.33	—[4]	.33	(.11)	—	(.11)	11.31	2.97	75.33		.30	2.91
12/31/04	11.07	.11	—[4]	.11	(.09)	—	(.09)	11.09	.96	78.37		.36	.96
12/31/03	11.17	.07	—[4]	.07	(.17)	—	(.17)	11.07	.67	103.47		.47	.68
12/31/02	11.41	.14	—[4]	.14	(.38)	—	(.38)	11.17	1.24	203.46		.46	1.25
Class 2
12/31/06	11.26	.51	—[4]	.51	(.21)	—	(.21)	11.56	4.59	282.58		.55	4.52
12/31/05	11.05	.30	—[4]	.30	(.09)	—	(.09)	11.26	2.68	153.58		.55	2.71
12/31/04	11.03	.08	—[4]	.08	(.06)	—	(.06)	11.05	.70	110.61		.61	.76
12/31/03	11.12	.05	—[4]	.05	(.14)	—	(.14)	11.03	.47	99.72		.72	.42
12/31/02	11.37	.11	—[4]	.11	(.36)	—	(.36)	11.12	1.00	133.71		.71	1.00
Class 3
12/31/06	11.29	.52	—[4]	.52	(.21)	—	(.21)	11.60	4.64	18.51		.48	4.53
12/31/05	11.07	.30	—[4]	.30	(.08)	—	(.08)	11.29	2.74	16.51		.48	2.70
12/31/04[5]	11.07	.09	—[4]	.09	(.09)	—	(.09)	11.07	.78	20	.54[6]	.54[6]	.80[6]

			Year ended December 31

Portfolio turnover rate for all classes of shares	2006	2005	2004	2003	2002

Global Discovery Fund	31%	53%	28%	30%	25%
Global Growth Fund	31	26	24	27	30
Global Small Capitalization Fund	50	47	49	51	66
Growth Fund	35	29	30	34	34
International Fund	29	40	37	40	30
New World Fund	32	26	18	19	22
Blue Chip Income and Growth Fund	21	33	13	12	8
Global Growth and Income Fund[7]	8	—	—	—	—
Growth-Income Fund	25	20	21	21	26
Asset Allocation Fund	38	23	20	20	25
Bond Fund	57	46	34	20	29
Global Bond Fund[8]	7	—	—	—	—
High-Income Bond Fund	35	35	38	48	45
U.S. Government/AAA-Rated Securities Fund	76	86	68	63	53
Cash Management Fund	—	—	—	—	—

1 Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.

2 Based on average shares outstanding.

3 The ratios in this column reflect the impact, if any, of certain waivers by CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.

4 Amount less than $.01.

5 From January 16, 2004, when Class 3 shares were first issued.

6 Annualized.

7 From May 1, 2006, commencement of operations.

8 From October 4, 2006, commencement of operations.

9 From November 6, 2006, when Class 2 shares were first issued.

See Notes to Financial Statements

American Funds Insurance Series

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of American Funds Insurance Series:

In our opinion, the accompanying statements of assets and liabilities, including the summary investment portfolios (investment portfolio for Cash Management Fund), and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Discovery Fund, Global Growth Fund, Global Small Capitalization Fund, Growth Fund, International Fund, New World Fund, Blue Chip Income and Growth Fund, Global Growth and Income Fund, Growth-Income Fund, Asset Allocation Fund, Bond Fund, Global Bond Fund, High-Income Bond Fund, U.S. Government/AAA-Rated Securities Fund and Cash Management Fund (constituting the American Funds Insurance Series, hereafter referred to as the “Series”) at December 31, 2006, the results of each of their operations for the period then ended, the changes in each of their net assets and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Series’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
February 7, 2007

American Funds Insurance Series

Expense example                                                                                       unaudited

The funds in the American Funds Insurance Series serve as the underlying investment vehicle for various insurance products. As an owner of an insurance contract that invests in one of the funds in the Series, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Additional fees are charged by the insurance companies related to the various benefits they provide. This example is intended to help you understand your ongoing costs (in dollars) of investing in the underlying funds only so you can compare these costs with the ongoing costs of investing in other mutual funds that serve a similar function in other annuity products. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2006, through December 31, 2006).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. Additional fees are charged by the insurance companies related to the various benefits they provide. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2006	value 12/31/2006	during period[1]	expense ratio

Global Discovery Fund
Class 1 — actual return	$1,000.00	$1,147.10	$2.98	.55%
Class 1 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 2 — actual return	1,000.00	1,145.51	4.33	.80
Class 2 — assumed 5% return	1,000.00	1,021.17	4.08	.80

Global Growth Fund
Class 1 — actual return	$1,000.00	$1,135.67	$2.80	.52%
Class 1 — assumed 5% return	1,000.00	1,022.58	2.65	.52

Class 2 — actual return	1,000.00	1,134.43	4.14	.77
Class 2 — assumed 5% return	1,000.00	1,021.32	3.92	.77

Global Small Capitalization Fund
Class 1 — actual return	$1,000.00	$1,136.14	$3.66	.68%
Class 1 — assumed 5% return	1,000.00	1,021.78	3.47	.68

Class 2 — actual return	1,000.00	1,134.45	5.00	.93
Class 2 — assumed 5% return	1,000.00	1,020.52	4.74	.93

American Funds Insurance Series

			Beginning account	Ending account	Expenses paid	Annualized
			value 7/1/2006	value 12/31/2006	during period[1]	expense ratio

Growth Fund
Class 1 — actual return			$1,000.00	$1,077.19	$1.57	.30%
Class 1 — assumed 5% return			1,000.00	1,023.69	1.53	.30

Class 2 — actual return			1,000.00	1,075.97	2.88	.55
Class 2 — assumed 5% return			1,000.00	1,022.43	2.80	.55

Class 3 — actual return			1,000.00	1,076.25	2.51	.48
Class 3 — assumed 5% return			1,000.00	1,022.79	2.45	.48

International Fund
Class 1 — actual return			$1,000.00	$1,125.66	$2.57	.48%
Class 1 — assumed 5% return			1,000.00	1,022.79	2.45	.48

Class 2 — actual return			1,000.00	1,124.21	3.91	.73
Class 2 — assumed 5% return			1,000.00	1,021.53	3.72	.73

Class 3 — actual return			1,000.00	1,124.66	3.53	.66
Class 3 — assumed 5% return			1,000.00	1,021.88	3.36	.66

New World Fund
Class 1 — actual return			$1,000.00	$1,219.46	$4.42	.79%
Class 1 — assumed 5% return			1,000.00	1,021.22	4.02	.79

Class 2 — actual return			1,000.00	1,217.30	5.81	1.04
Class 2 — assumed 5% return			1,000.00	1,019.96	5.30	1.04

Blue Chip Income and Growth Fund
Class 1 — actual return			$1,000.00	$1,125.00	$2.09	.39%
Class 1 — assumed 5% return			1,000.00	1,023.24	1.99	.39

Class 2 — actual return			1,000.00	1,122.99	3.42	.64
Class 2 — assumed 5% return			1,000.00	1,021.98	3.26	.64

Global Growth and Income Fund
Class 1 — actual return			$1,000.00	$1,149.68	$3.52	.65%
Class 1 — assumed 5% return			1,000.00	1,021.93	3.31	.65

Class 2 — actual return			1,000.00	1,149.01	4.88	.90
Class 2 — assumed 5% return			1,000.00	1,020.67	4.58	.90

Growth-Income Fund
Class	1 —	actual return	$1,000.00	$1,109.71	$1.33	.25%
Class 1 — assumed 5% return			1,000.00	1,023.95	1.28	.25

Class 2 — actual return			1,000.00	1,108.16	2.66	.50
Class 2 — assumed 5% return			1,000.00	1,022.68	2.55	.50

Class 3 — actual return			1,000.00	1,108.65	2.29	.43
Class 3 — assumed 5% return			1,000.00	1,023.04	2.19	.43

Asset Allocation Fund
Class 1 — actual return			$1,000.00	$1,088.63	$1.58	.30%
Class 1 — assumed 5% return			1,000.00	1,023.69	1.53	.30

Class 2 — actual return			1,000.00	1,087.20	2.89	.55
Class 2 — assumed 5% return			1,000.00	1,022.43	2.80	.55

Class 3 — actual return			1,000.00	1,088.26	2.53	.48
Class 3 — assumed 5% return			1,000.00	1,022.79	2.45	.48

American Funds Insurance Series

	Beginning account	Ending account	Expenses paid	Annualized
	value 7/1/2006	value 12/31/2006	during period[1]	expense ratio

Bond Fund
Class 1 — actual return	$1,000.00	$1,058.18	$1.97	.38%
Class 1 — assumed 5% return	1,000.00	1,023.29	1.94	.38

Class 2 — actual return	1,000.00	1,056.83	3.27	.63
Class 2 — assumed 5% return	1,000.00	1,022.03	3.21	.63

Global Bond Fund
Class 1 — actual return[2]	$1,000.00	$1,025.20	$1.37	.56%
Class 1 — assumed 5% return	1,000.00	1,022.38	2.85	.56

Class 2 — actual return[3]	1,000.00	1,019.92	1.26	.83
Class 2 — assumed 5% return	1,000.00	1,021.02	4.23	.83

High-Income Bond Fund
Class 1 — actual return	$1,000.00	$1,073.22	$2.30	.44%
Class 1 — assumed 5% return	1,000.00	1,022.99	2.24	.44

Class 2 — actual return	1,000.00	1,071.19	3.60	.69
Class 2 — assumed 5% return	1,000.00	1,021.73	3.52	.69

Class 3 — actual return	1,000.00	1,071.55	3.24	.62
Class 3 — assumed 5% return	1,000.00	1,022.08	3.16	.62

U.S. Government/AAA-Rated Securities Fund
Class 1 — actual return	$1,000.00	$1,046.73	$2.17	.42%
Class 1 — assumed 5% return	1,000.00	1,023.09	2.14	.42

Class 2 — actual return	1,000.00	1,045.21	3.45	.67
Class 2 — assumed 5% return	1,000.00	1,021.83	3.41	.67

Class 3 — actual return	1,000.00	1,045.85	3.09	.60
Class 3 — assumed 5% return	1,000.00	1,022.18	3.06	.60

Cash Management Fund
Class 1 — actual return	$1,000.00	$1,025.59	$1.53	.30%
Class 1 — assumed 5% return	1,000.00	1,023.69	1.53	.30

Class 2 — actual return	1,000.00	1,023.92	2.81	.55
Class 2 — assumed 5% return	1,000.00	1,022.43	2.80	.55

Class 3 — actual return	1,000.00	1,024.73	2.45	.48
Class 3 — assumed 5% return	1,000.00	1,022.79	2.45	.48

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).

2 From October 4, 2006, commencement of operations.

3 From November 6, 2006, when Class 2 shares were first issued.

American Funds Insurance Series

Approval of Investment Advisory and Service Agreement

The series’ board members have approved the Investment Advisory and Service Agreement (the “agreement”) in respect of each of the Global Discovery, Global Growth, Global Small Capitalization, Growth, International, New World, Blue Chip Income and Growth, Global Growth and Income, Growth-Income, Asset Allocation, Bond, Global Bond, High-Income Bond, U.S. Government/AAA-Rated Securities and Cash Management funds of the series with Capital Research and Management Company (“CRMC”) for an additional one-year term through December 31, 2007. The board approved the agreement following the recommendation of the series’ Contracts Committee (the “committee”), which is composed of all of the series’ independent board members. The information, material factors and conclusions that formed the basis for the committee’s recommendation and the board’s subsequent approval are described below.

1. Information reviewed

Materials reviewed — During the course of each year, board members review a wide variety of materials relating to the services provided by CRMC, including reports on each of the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the funds. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding each fund’s investment results, advisory fee and expense comparisons, financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the funds.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the board. The committee discussed the approval of the agreement with CRMC representatives and in a private session with independent counsel at which no representatives of CRMC were present. In deciding to recommend the approval of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, investment results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems. The board also considered the benefits to each fund’s shareholders from investing in a fund that is part of a large family of funds offering a variety of investment objectives.

Other services — The board and the committee considered CRMC’s policies, procedures and systems designed to comply with applicable laws and regulations and its commitment to compliance; its efforts to keep the board members informed; and its attention to matters that may involve potential conflicts of interest with the series. The board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the funds under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

3. Investment results

The board and committee considered the investment results of each fund in light of its objective. They also considered information regarding the selection of indexes and funds comparable to each fund that were used to evaluate relative investment results.

Global Discovery Fund invests primarily in stocks of companies in the services and information areas of the global economy. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Global Service and Information Index (a subset of the MSCI World Index), (ii) the Lipper Multi-Cap Growth Funds Index (the Lipper category that includes the fund) and (iii) the Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that while the fund’s investment results were mixed as compared to the indexes for shorter periods, over the five-year period and over the lifetime of the fund since July 5, 2001, the fund’s investment results were significantly higher than all three indexes.

American Funds Insurance Series

Global Growth Fund invests primarily in common stocks of companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI World Index and (ii) the Lipper Global Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1997, the fund’s investment results were significantly higher than both indexes.

Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) a blended S&P/Citigroup Global/World Index and (ii) the Lipper Global Small-Cap Funds Average (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since April 30, 1998, the fund’s investment results were significantly higher than both indexes.

Growth Fund invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth Funds Index (the Lipper category that includes the fund), (ii) the Lipper Capital Appreciation Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to both Lipper indexes in each period and superior to the S&P 500 over the three-, five- and 10-year periods. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were higher than all three indexes.

International Fund invests primarily in common stocks of companies located outside the United States. The board and the committee reviewed the fund’s absolute investment results measured against (i) the MSCI EAFE Index and (ii) the Lipper International Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that while the fund’s investment results were mixed as compared to both indexes for shorter periods, over the five- and 10-year periods and over the lifetime of the fund since May 1, 1990, the fund’s investment results were significantly higher than both indexes.

New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Emerging Markets Funds Index and (ii) the MSCI All Country World Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were somewhat lower than the Lipper Emerging Markets Funds Index but significantly higher than the MSCI All Country World Index over the one-, three- and five-year periods, as well as for the lifetime of the fund since June 17, 1999. The board and the committee further noted that over the 10-month period, the fund’s investment results were higher than both indexes.

Blue Chip Income and Growth Fund invests primarily in common stocks of larger, more established companies based in the United States, with market capitalizations of $4 billion and above. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund), (ii) the Lipper Large-Cap Value Funds Index and (iii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three- and five-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to all three indexes over the 10-month and one-year periods, and mixed over the three- and five-year periods. The board and the committee also noted that over the lifetime of the fund since July 5, 2001, the fund’s investment results were superior to the S&P 500, but lower than both Lipper indexes.

Global Growth and Income Fund invests primarily in well-established companies located around the world. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Global Funds Index and (ii) the MSCI World Index. The board and the committee examined investment results for two-month and six-month periods ended October 31, 2006, and noted that the fund’s investment results were mixed over both periods. The board and the committee also noted that the fund had recently begun operations on May 1, 2006, and investment results for longer periods were therefore not available.

American Funds Insurance Series

Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Growth and Income Funds Index (the Lipper category that includes the fund) and (ii) Standard & Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to the S&P 500 over each of the periods and superior to the Lipper index over each period other than the three-year period. The board and the committee further noted that over the lifetime of the fund since February 8, 1984, the fund’s investment results were significantly higher than both indexes.

Asset Allocation Fund invests in a diversified portfolio of stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper Balanced Funds Index (the Lipper category that includes the fund), (ii) the Citigroup Broad Investment-Grade Bond Index and (iii) Standard and Poor’s 500 Composite Index. The board and the committee examined investment results for 10-month, one, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were superior to the Lipper and Citigroup indexes over each period and superior to the S&P 500 over each period other than the 10-year period. The board and the committee further noted that over the lifetime of the fund since August 1, 1989, the fund’s investment results were significantly higher than the Lipper and Citigroup indexes but lower than the S&P 500.

Bond Fund seeks to maximize current income and preserve capital by investing primarily in bonds. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper BBB-Rated Fund Index (the Lipper category that includes the fund) and (ii) the Citigroup Broad Investment-Grade Bond Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were significantly superior to both indexes over each period. The board and the committee further noted that over the lifetime of the fund since January 2, 1996, the fund’s investment results were higher than both indexes.

Global Bond Fund seeks to provide a high level of total return by investing primarily in investment-grade bonds issued by entities around the world and denominated in various currencies, including U.S. dollars. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lehman Brothers Global Aggregate Bond Index and (ii) the Citigroup World Government Bond Index. The board and the committee examined investment results for the lifetime of the fund from October 4, 2006, through October 31, 2006, and noted that the fund’s investment results were higher than the Lehman Brothers index but lower than the Citigroup index. The board and the committee also noted that the fund had been in operation for a very short period of time and investment results for longer periods were therefore not available.

High-Income Bond Fund seeks to provide a high level of current income and, secondarily, capital appreciation by investing primarily in higher yielding and generally lower quality debt securities. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper High Current Yield Bond Fund Index (the Lipper category that includes the fund) and (ii) the Credit Suisse High Yield Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the Lipper index over each period other than the three-year period, but lower than the Credit Suisse index over each period other than the 10-year period.

U.S. Government/AAA-Rated Securities Fund seeks to provide a high level of current income, as well as to preserve investment. The board and the committee reviewed the fund’s absolute investment results measured against (i) the Lipper General U.S. Government Funds Index and (ii) the Lipper A-Rated Bond Fund Index. The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the Lipper General U.S. Government Funds Index over each period but lower than the Lipper A-Rated Bond Fund Index over each period other than the 10-month period.

Cash Management Fund seeks to provide an opportunity to earn income on cash reserves while preserving the value of investment and maintaining liquidity. The board and the committee reviewed the fund’s absolute investment results measured against the Lipper Money Market Funds Index (the Lipper category that includes the fund). The board and the committee examined investment results for 10-month, one-, three-, five- and 10-year periods ended October 31, 2006, and noted that the fund’s investment results were higher than the index over each period.

American Funds Insurance Series

4. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expenses of the funds (each as a percentage of average net assets) other than Global Growth and Income Fund and Global Bond Fund, which have been in operation for less than one year, with the median fee and expense levels of all other funds in the applicable Lipper index as of October 31, 2006.

The board and the committee observed that the funds’ advisory fees and total expenses (each as a percentage of average net assets) were among the lowest of all funds in each fund’s comparison group, and in each case below the median. The board and the committee also noted the 5% advisory fee waiver that CRMC put into effect September 1, 2004, which was increased to 10% on April 1, 2005.

The board and the committee also reviewed information and materials regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They noted that, although the fees paid by those clients generally were lower than those paid by the American Funds, these differences reflected the significant investment, operational and regulatory differences between advising mutual funds and institutional clients.

The board and the committee also considered indirect benefits that the adviser might be deemed to have received, such as access to research of brokers who execute portfolio transactions for the funds.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, comparing those to the reported results of several large, publicly held investment management companies. The committee noted that its members had also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The board and the committee considered CRMC’s need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered the impact of each fund’s asset growth on advisory fee levels, noting that total fees paid to the adviser increase as assets increase, and then considered the extent to which such fees are reduced through breakpoint discounts in the fund’s advisory fee structure and the current 10% advisory fee waiver.

6. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with each fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the board and the committee concluded, with respect to each fund, that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that approval of the agreement was in the best interests of the fund and its shareholders. The board and the committee concluded that each of the factors discussed above supported such approval.

American Funds Insurance Series

Board of trustees

“Independent” trustees

	Year first		Number of
	elected		portfolios in fund
	a trustee		complex[2] overseen	Other directorships[3]
Name and age	of the series[1]	Principal occupation(s) during past five years	by trustee	held by trustee

Lee A. Ault III, 70	1999	Private investor; former Chairman of the Board,	2	Anworth Mortgage Asset Corporation;
Chairman of the Board		In-Q-Tel, Inc. (an independent technology venture		Office Depot, Inc.
(Independent and		company funded principally by the Central
Non-Executive)		Intelligence Agency); former Chairman of the
		Board, President and CEO, Telecredit, Inc.

H. Frederick Christie, 73	1994	Private investor; former President and CEO,	21	Ducommun Incorporated;
		The Mission Group (non-utility holding company,		IHOP Corporation;
		subsidiary of Southern California Edison Company)		Southwest Water Company

Joe E. Davis, 72	1991	Private investor; former Chairman of the Board,	2	Anworth Mortgage Asset Corporation;
		Linear Corporation (linear motor design and		Natural Alternatives Inc.
		production); former President and CEO,
		National Health Enterprises, Inc.

Martin Fenton, 71	1995	Chairman of the Board, Senior Resource	18	None
		Group LLC (development and management of
		senior living communities)

Leonard R. Fuller, 60	1999	President and CEO, Fuller Consulting (financial	16	None
		management consulting firm)

W. Scott Hedrick, 61	2007	Founding General Partner, Inter West Partners	2	Hot Topic, Inc.;
		(venture capital firm focused on information technology		Office Depot, Inc.
		and life sciences); Lecturer, Stanford Graduate
		School of Business

Mary Myers Kauppila, 52	1994	Private investor; Chairman of the Board and CEO,	6	None
		Ladera Management Company (venture capital and
		agriculture); former owner and President, Energy
		Investment, Inc.

Kirk P. Pendleton, 67	1996	Chairman of the Board and CEO, Cairnwood, Inc.	7	None
		(venture capital investment)

“Interested” trustees [4]

	Year first		Number of
	elected a	Principal occupation(s) during past five years and	portfolios in fund
Name, age and	trustee or officer	positions held with affiliated entities or the	complex[2] overseen	Other directorships[3]
position with series	of the series[1]	principal underwriter of the series	by trustee	held by trustee

James K. Dunton, 69	1993	Senior Vice President and Director, Capital	2	None
Vice Chairman of the Board		Research and Management Company

Donald D. O’Neal, 46	1998	Senior Vice President and Director, Capital	3	None
President		Research and Management Company

The statement of additional information includes additional information about the series’ trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all trustees and officers of the series is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

American Funds Insurance Series

Other officers

	Year first
	elected an	Principal occupation(s) during past five years and positions
Name, age and	officer	held with affiliated entities or the principal underwriter of
position with series	of the series[1]	the series

Alan N. Berro, 46	1998	Vice President, Capital Research and Management Company;
Senior Vice President		Senior Vice President, Capital Research Company[5]

Michael J. Downer, 52	1991	Vice President and Secretary, Capital Research and Management
Senior Vice President		Company; Director, American Funds Distributors, Inc.;[5]
		Director, Capital Bank and Trust Company[5]

Abner D. Goldstine, 77	1993	Senior Vice President and Director, Capital Research and
Senior Vice President		Management Company

John H. Smet, 50	1994	Senior Vice President, Capital Research and Management
Senior Vice President		Company; Director, American Funds Distributors, Inc.[5]

Claudia P. Huntington, 54	1994	Senior Vice President, Capital Research and Management
Vice President		Company; Director, The Capital Group Companies, Inc.[5]

Robert W. Lovelace, 44	1997	Senior Vice President and Director, Capital Research and
Vice President		Management Company; Chairman of the Board, Capital Research
		Company;[5] Director, The Capital Group Companies, Inc.[5]

Susan M. Tolson, 44	1999	Senior Vice President, Capital Research Company[5]
Vice President

Chad L. Norton, 46	1994	Vice President — Fund Business Management Group,
Secretary		Capital Research and Management Company

David A. Pritchett, 40	1999	Vice President — Fund Business Management Group,
Treasurer		Capital Research and Management Company

Steven I. Koszalka, 42	2003	Assistant Vice President — Fund Business Management
Assistant Secretary		Group, Capital Research and Management Company

Karl C. Grauman, 39	2006	Vice President — Fund Business Management Group,
Assistant Treasurer		Capital Research and Management Company

Sheryl F. Johnson, 38	1997	Vice President — Fund Business Management Group,
Assistant Treasurer		Capital Research and Management Company

1 Trustees and officers of the series serve until their resignation, removal or retirement.

2 Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Target Date Retirement Series, Inc.,SM which is available to investors in tax-deferred retirement plans and IRAs, and Endowments, whose shareholders are limited to certain nonprofit organizations.

3 This includes all directorships (other than those in the American Funds) that are held by each trustee as a director of a public company or a registered investment company.

4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the series’ investment adviser, Capital Research and Management Company, or affiliated entities (including the series’ principal underwriter).

5 Company affiliated with Capital Research and Management Company.

American Funds Insurance Series

American Funds®

The right choice for the long term®

Offices of the series and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111-2804

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street, 25th Floor
Los Angeles, CA 90071-2228

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

"American Funds Proxy Voting Guidelines" — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at sec.gov, on the American Funds website at americanfunds.com or upon request by calling American Funds Service Company (AFS) at 800/421-0180. The series files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

Complete December 31, 2006, portfolios of American Funds Insurance Series' investments are available free of charge by calling AFS or visiting the SEC website (where they are part of Form N-CSR).

American Funds Insurance Series files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of American Funds Insurance Series investors, but it also may be used as sales literature when preceded or accompanied by the current prospectus for American Funds Insurance Series and the prospectus for the applicable insurance contract, which give details about charges, expenses, investment objectives and operating policies. If used as sales material after March 31, 2007, this report must be accompanied by a statistical update for the most recently completed calendar quarter.

Lit. No. INGEAR-995-0207P Litho in USA RCG/GP/8074-S7496 Printed on recycled paper

The Capital Group Companies
American Funds Capital Research and Management Capital International Capital Guardian Capital Bank and Trust

ITEM 2. CODE OF ETHICS.

(a) As of December 31, 2006, the Registrant had not adopted a code of ethics (as defined in Item 2 of Form N-CSR) that applies to the Registrant’s principal executive officer, principal financial officer and principal accounting officer or controller (collectively, the “Registrant’s Executive Officers”). However, the Registrant has adopted a code of ethics that applies to all Access Persons of the Registrant that satisfies the requirements of Rule 17j-1 under the Investment Company act of 1940. In addition, each of the registrant’s Executive Officer’s is subject to the Code of Business Conduct of Manulife Financial Corporation (“MFC”), the ultimate parent of the Registrant’s investment adviser. MFC’s Code of Business Conduct does comply with the definition of a code of ethics (as defined in Item 2 of Form N-CSR).

(b) Not Applicable

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(1) See Item 12 (a)

Manulife Financial

Code of Business Conduct and Ethics

Manulife Financial
Code of Business Conduct and Ethics

As amended to February 10, 2005
Updated July 2006

Table of Contents

Overview	3

I – Why Ethics Matter	5
Why ethics matter to you and the Company
The purpose of this Code
Application of the Code
What if someone violates this Code?
Where to go for help
Where to go for help – Reporting, Accounting and Auditing
Complaints/Concerns
Quick ethics quiz

II – Living Manulife Financial’s Values	9
Professionalism
Real value to our customers
Integrity
Demonstrated financial strength
Employer of choice

III – Ethics in the Workplace.	10
Reward performance and ability
Treat others with respect
Keep your workplace safe
Keep your workplace secure
Behave professionally at all times

IV – Ethics in Your Business Relationships.	12
Treat others honestly and fairly
Comply with local laws
Take care in government and political dealings
Share information responsibly with industry groups
and others
Refer media questions to communications departments
Choose suppliers through fair competition

Table of Contents

V – Conflicts of Interest	16
Deal at arm’s length with suppliers
Bribery and kickbacks are prohibited
Be careful about gifts
Be careful about personal benefits
Follow Company policy about hiring family
Invest in an ethical manner
Working for competitors may jeopardize the Company
Use caution regarding outside positions
Protect Corporate Opportunities
Protect the Company’s name and assets

VI – Handling Information	21
Protect personal and confidential information
Follow disclosure requirements
Respect copyrighted materials
Keep full and accurate records
Use communications systems for business

VII – Ethics and the Law.	25
Know and comply with the law
Manage assets properly
Identify and report fraud and theft
Report any illegal or unethical behaviour

VIII – A Final Word.	27
Other policy documents

Code of Business Conduct and Ethics Certification and
Conflict of Interest Disclosure Statement	29

Overview

The Manulife Financial Code of Business Conduct and Ethics (the “Code”) reaffirms the Company's commitment to ethical conduct and its practice of complying with all applicable laws and avoiding potential or actual conflicts of interest. We should all be thoroughly familiar with its provisions and conduct ourselves according to both the letter and the spirit of the Code. With a long tradition of uncompromising dedication to the highest standards of business conduct, Manulife enjoys a reputation of unquestioned integrity and honesty. This reputation is among our most valuable assets and we must protect it.

The Code is organized into eight main sections:

I. Why Ethics Matter

This section outlines the Code’s purpose, its application and the way to handle specific questions and concerns under the Code including those relating to accounting and auditing matters.

II. Living Manulife Financial’s Values

This section spells out Manulife’s corporate values. As these values guide every aspect of the Company’s operations, it is the obligation of every Manulife employee, officer, director, agent and representative to be familiar with, and vigilant about, the application of the Code to our day-to-day operations.

III. Ethics in the Workplace

Principles of fairness, professionalism and safety in the workplace are articulated in this section.

IV. Ethics in Your Business Relationships

The critical issues addressed in this section include fairness and honesty in our interactions with customers, compliance with applicable laws and the special concerns that can arise when giving gifts to government officials. In addition, lobbying and campaign finance issues, certain antitrust concerns and the manner in which media inquiries should be handled are also discussed.

V. Conflicts of Interest

One of the main issues dealt with in the Code is how to avoid conflicts of interest. This section addresses conflicts which may arise in a variety of

3

situations, including the giving and receiving of gifts; participating in Company transactions that could potentially benefit an employee, officer, director, agent or representative; hiring family members and outside employment. The section also addresses the treatment of inside information, the prohibition on insider trading, the protection of Company opportunities and the proper use of the Company name.

VI. Handling Information

This section discusses the need to avoid inappropriate disclosure of information received by the Company to ensure that the privacy of our applicants, policyholders, claimants, borrowers, employees, representatives and investors is protected. The section also addresses our duty to maintain accurate records and to comply with disclosure and intellectual property laws. Finally, there is a discussion on the use of Company communications systems, including email, telephone, and Internet access, as well as the prohibition on the unauthorized disclosure of Company information via Internet chat rooms, blogs (weblogs used to express personal opinions) and other electronic means.

VII. Ethics and the Law

The need to know and comply with all applicable laws, rules and regulations, including the obligation to cooperate with internal and external investigations is discussed in this section. As well, the duty to report fraud, theft and other dishonest conduct is also stressed.

VIII. A Final Word

This section reinforces the importance of employee conduct and good judgement in maintaining Manulife’s good reputation. Company policies related to ethics are also listed here.

Code of Business Conduct and Ethics Certification and Conflict of
Interest Disclosure Statement

A sample of the certification statement is included. All employees, officers and directors use this statement to certify that they have read, reviewed and are in compliance with the terms of the Code.

4

I – Why Ethics Matter

At Manulife Financial we value our good name and strive to maintain high standards of integrity in everything we do.

WHY ETHICS MATTER TO YOU AND THE COMPANY

Operating in an ethical manner is essential to our success. Our customers, investors and other stakeholders rely on us to be honest and fair. We must behave ethically in the communities where we operate in order to maintain the confidence of all of our stakeholders and ultimately to keep their business. It is in our best interest to set high standards for ourselves at all times and to align ourselves with agents and representatives, suppliers and business associates who have similar high standards of business conduct.

THE PURPOSE OF THIS CODE

This Code provides standards for ethical behaviour when representing the Company and when dealing with employees, field representatives, customers, investors, external suppliers, competitors, government authorities and the public.

APPLICATION OF THE CODE

Manulife Financial’s Code of Business Conduct and Ethics applies to directors, officers and employees of Manulife Financial Corporation (“MFC”), its subsidiaries and controlled affiliates. Sales representatives and third party business associates are also expected to abide by all applicable provisions of the Code and adhere to the principles and values set out in the Code when representing Manulife to the public or performing services for, or on behalf of, Manulife. For purposes of this Code, “Manulife Financial,” “Manulife” or the “Company” means MFC and its subsidiaries and controlled affiliates, including the John Hancock group of companies. This Code is available on the Company’s web site and on MFCentral and is also available in print upon request.

Any waiver of the Code will be granted only in very exceptional circumstances. Any waiver for executive officers and directors of MFC will be granted only upon approval by the MFC Board of Directors or Board Committee and will be disclosed promptly as required by law or stock exchange regulation. Any waiver for officers, employees, representatives or

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other associates of Manulife Financial will be granted only upon appropriate management or senior management level approval.

At the end of each section is a list of related Company policies you should refer to for more information. These Company policies should be consulted to determine their applicability to any given division, subsidiary or affiliate. There is also a list of these policies in section VIII of this Code, in addition to a copy of the Company’s Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement.

WHAT IF SOMEONE VIOLATES THIS CODE?

All our activities must be able to withstand close scrutiny. To protect Manulife Financial’s good name, the Company may discipline and/or terminate its relationship or affiliation with any director, officer, employee, representative, associate or supplier who breaches this Code or any related Company policy. If violating the Code also violates the law, you will be subject to prosecution.

WHERE TO GO FOR HELP

It is critical that all of us who represent Manulife Financial, its subsidiaries and controlled affiliates use good judgement and common sense. It is the best way to ensure that our Company continues to meet high standards of business conduct. Since we cannot anticipate every situation that will arise, it is important that we have a way to approach questions and concerns. Always ask first, act later. If you are unsure of what to do in any situation, seek guidance before you act.

Speak to your manager, a member of the Human Resources Department or Law Department or your divisional compliance officer if you have:

► doubts about a particular situation;

► questions or concerns about a business practice; or

► questions about potential conflicts of interest

You may report suspected or potential illegal or unethical behaviour without fear of retaliation. The Company does not permit retaliation of any kind for good faith reports of illegal or unethical behaviour.

Concerns about potential or suspected illegal or unethical behaviour should be referred to a member of the Human Resources or Law Department. The appropriate contact persons are identified on MFCentral.

Unethical, unprofessional, illegal, fraudulent or other questionable behaviour may also be reported by calling a confidential toll free Ethics Hotline or at www.ManulifeEthics.com. Ethics Hotline telephone numbers can be found on the Manulife Ethics website.

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If you feel that your questions or concerns have not been appropriately addressed, you should direct your complaint to the Global Chief of Compliance or the General Counsel, whose contact information is on MFCentral.

Members of MFC’s Board of Directors should direct any questions or concerns about this Code, its scope or applicability, to the General Counsel. In addition, to maintain the independence of MFC’s Board of Directors, the Board of Directors and its Committees may retain outside advisors as they deem necessary. Individual directors may also retain outside advisors, at the Company’s expense, to provide advice on any matter before the Board or a Board Committee with the prior approval of the Corporate Governance & Nominating Committee.

WHERE TO GO FOR HELP – REPORTING ACCOUNTING AND AUDITING
COMPLAINTS/CONCERNS

Concerns Submitted By Directors, Officers, Employees, Representatives And Other Associates:

Directors, officers, employees, representatives and other associates who have accounting and auditing concerns that they believe have not been properly addressed, should forward these concerns to MFC’s Corporate Secretary in a sealed envelope addressed to the Chair of the Audit Committee care of the Corporate Secretary at the Company’s head office. These concerns may be forwarded on an anonymous basis. The envelope should be marked "Confidential Internal Manulife Concern." The Corporate Secretary will then forward the sealed envelope to the Audit Committee Chair. In addition, accounting and auditing concerns may be reported to MFC’s Corporate Secretary on a named basis by emailing the Corporate Secretary. As with the paper submissions, the Corporate Secretary will refer all such reports to the Chair of the Audit Committee.

Accounting and auditing concerns may also be reported by calling a confidential toll free Ethics Hotline or at www.ManulifeEthics.com. Ethics Hotline telephone numbers can be found on the Manulife Ethics website. Concerns related to auditing and accounting matters will be forwarded to MFC’s Audit Committee by the Corporate Secretary.

Complaints Submitted By the Public:

All complaints or submissions by the public regarding accounting, accounting controls and auditing matters should be sent to MFC’s Corporate Secretary at the Company’s head office. The Corporate Secretary will then forward the complaint or submission to the Chair of the Audit Committee.

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Following a review of the complaint or concern, the Audit Committee Chair, where appropriate, will take steps to have the matter investigated and, if warranted, will request that the Board and management implement corrective measures.

The Company will periodically review these procedures and may amend them as appropriate.

QUICK ETHICS QUIZ

While a code of conduct can provide the general rules, it cannot cover every situation. Ethics sometimes comes down to a personal decision. To help you make the right choice, ask yourself the following questions:

► Is this legal? Is it fair?

► Would I want other people to know I did it?

► How would I feel if I read about it in the newspaper?

► How will I feel about myself if I do it?

► What would I tell my child or a close friend to do in a similar situation?

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II – Living Manulife Financial’s Values

At Manulife Financial, our values guide everything we do, whether it's strategic planning, day-to-day decision making or the way we treat customers and others with a stake in the Company. These values are embodied in P.R.I.D.E.:

PROFESSIONALISM

We will be recognized as having the highest professional standards. Our employees and representatives will possess superior knowledge and skills for the benefit of our customers, investors and other stakeholders. Our professionalism will show in every aspect of our business conduct, including behaviour, language, appearance and attire.

REAL VALUE TO OUR CUSTOMERS

We are here to satisfy our customers. By providing the highest quality products, services, advice and sustainable value, we will ensure our customers receive excellent solutions to meet their individual needs.

INTEGRITY

All of our dealings are characterized by the highest levels of honesty and fairness. We develop trust by maintaining the highest ethical practices.

DEMONSTRATED FINANCIAL STRENGTH

Our customers, investors and other stakeholders depend on us to be here in the future to meet our financial promises. We earn this faith by maintaining uncompromised claims paying ability, a healthy earnings stream and superior investment performance results consistent with a prudent investment management philosophy.

EMPLOYER OF CHOICE

Our employees will determine our future success. In order to attract and retain the best and brightest employees, we will invest in the development of our human resources and reward superior performance.

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III – Ethics in the Workplace

We cannot have a positive and productive workplace unless we treat each other with respect and trust. Each of us has to help create and maintain a healthy, secure environment that values employee contributions and encourages learning.

REWARD PERFORMANCE AND ABILITY

At Manulife Financial, we value diversity and treat all individuals with dignity. We hire and promote employees on the basis of ability and reward them on the basis of performance. We respect individual rights to privacy and comply with employment laws at all times.

TREAT OTHERS WITH RESPECT

We must give co-workers the same respect and service we give customers. When we communicate with each other within the organization, we need to be open and honest. It's one way to ensure quality in everything we do. The Company will not tolerate discrimination or harassment in the workplace. Furthermore, abusive, threatening and violent behaviour are strictly prohibited.

KEEP YOUR WORKPLACE SAFE

Manulife Financial must provide a safe and healthy work environment for all employees. Protection of employees from injury or occupational illness is a significant ongoing commitment on the part of the Company. This commitment to health and safety involves co-operation and support of every manager and employee of the Company. You have a responsibility to help ensure that the Company is complying with health, safety and environmental laws and regulations by reporting accidents, potential hazards and other concerns immediately to your manager or the facilities management in your area.

KEEP YOUR WORKPLACE SECURE

It is critical that we protect both individual and Company property and assets. While Manulife Financial takes security measures, we must all be part of the process. If you know of any situation or incident that could lead to the loss, misuse or theft of Company or individual property, report it immediately to a manager or security personnel.

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BEHAVE PROFESSIONALLY AT ALL TIMES

It is important to behave responsibly when representing Manulife Financial or attending Company events. You must represent the Company in a positive manner when dealing with clients and potential clients, and in all business activities. It is expected that those who choose to drink alcohol at Company or employee-sponsored events will do so in moderation.

For more guidance
See the following related policies:

► Accommodation Policy

► Diversity and Harassment Policies

► Alcohol Consumption Policy

► Occupational Health and Safety Policy

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IV – Ethics in Your Business Relationships

Our business depends on sound relationships with customers, the community, other organizations and our stakeholders. We maintain these relationships by taking extra care when giving or receiving gifts, when producing materials for customers and others and when sharing information with outside individuals and organizations.

TREAT OTHERS HONESTLY AND FAIRLY

We must treat customers with high standards of honesty, fairness and courtesy. Customers must be able to voice their concerns easily and we must deal with complaints and disputes fairly and quickly.

We seek to outperform our competitors fairly and honestly. We seek competitive advantage through superior performance, never through unethical or illegal business practices.

The materials we provide to customers, investors and other stakeholders must meet high standards of professionalism. Advertising and sales materials must be factual, easy to understand and based on the principles of fair dealing and good faith. All promotional efforts, illustrations of products and marketing concepts must be factual.

All directors, officers, employees, representatives and other associates of the Company must be careful not to mislead customers, investors or other stakeholders about the financial status, products or services of the Company or its competitors. We must never make statements about competitors that are untrue. We must never make promises the Company cannot keep. No director, officer, employee, representative or other associate of the Company should take unfair advantage of anyone, including customers, investors, other stakeholders, suppliers or competitors. Taking unfair advantage includes manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice.

Also, no officer or employee may condition the sale of one product or service on the purchase or sale of a separate product or service or otherwise force the buyer into accepting the purchase of both products or services. These so-called “tie-in” sales are illegal in many jurisdictions and are best avoided by offering distinct products separately and marketing each on its own merits.

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COMPLY WITH LOCAL LAWS

To be professional, we must follow our corporate standards of ethical business conduct while appreciating the cultures and business customs of the countries and communities in which we operate. We must ensure compliance with applicable laws, rules and regulations in the jurisdictions where we do business.

TAKE CARE IN GOVERNMENT AND POLITICAL DEALINGS

We must take special care to use our corporate positions responsibly when dealing with government agencies and representatives. This is especially true in relation to the political process. It is important that we comply with all laws and regulations that apply when offering to provide entertainment, meals, gifts, gratuities and other items of value to any employee or representative of federal, provincial, state or local governments or when accepting such items of value from any employee or representative of federal, provincial, state or local governments.

While the Company expresses views on local and national issues that affect its operations, we cannot represent ourselves as Company spokespeople without proper authorization. Questions in this regard should be referred to the Global Chief of Compliance.

The Company respects and supports the right of every individual to participate in the political process. However, the Company will not provide reimbursement for any political contributions made by any individual. The Company’s general policy is that it will not make any political contributions. No officer or employee may make or authorize any payment by or on behalf of the Company to any political party, organization, committee, candidate or public official or in connection with any political caucus, convention or election, except as permitted by law and approved by the divisional government relations chief and the Law Department. Under applicable laws, prohibited Company contributions and expenditures include the donation of Company funds, the use of Company facilities, including office space and equipment, as well as the donation of the services of Company employees to the campaign committee of a candidate.

The giving of gifts to, or the payment of expenses for, or on behalf of, public officials is governed by a complicated array of regulations, which vary from jurisdiction to jurisdiction. Before making any expenditures for, or on behalf of, public officials you must contact your divisional government relations chief for clearance unless the expenditure conforms to written

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guidance received from Government Relations or the Law Department.

You must not engage in any lobbying activities on behalf of the Company unless you first obtain specific authorization from your divisional government relations chief.

In addition, no officer or employee may make or authorize any payment or transfer of anything of value to any foreign public official except as may be permitted by applicable law and approved by the Law Department.

SHARE INFORMATION RESPONSIBLY WITH INDUSTRY GROUPS
AND OTHERS

Memberships in business organizations can increase the effectiveness of individuals, the Company and our industry. The Company encourages membership in such organizations, especially those that strive to improve the industry.

It is a normal part of these memberships to share aggregated, statistical and policy information. However, we need to ensure that we do not exchange confidential corporate information that could jeopardize the Company’s competitive position. We must also take care not to violate the confidentiality or privacy that customers, investors, employees, representatives, distributors, suppliers and others legitimately expect.

In addition, the Company is subject to antitrust and trade regulation laws in many jurisdictions. Generally, these laws prohibit discussions, agreements or understandings with any competitor that relate to pricing, customers, products, services, territory allocation or a boycott or refusal to deal with any third party. Company representatives whose duties bring them in contact with representatives of competing companies must be especially cautious. If sensitive information is raised by a competitor in the presence of a Company representative, every reasonable effort must be made to terminate the conversation and the Company representative should promptly report the incident to the Law Department. When participating in any exchange of information with competitors, including any statistical survey, advice from the Law Department should be sought.

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REFER MEDIA QUESTIONS TO COMMUNICATIONS
DEPARTMENTS

The media play an important role in helping inform the public about Manulife Financial, its products and services. Communications departments within each division or geographic location are responsible for communicating official Company positions to the media. You must direct all media inquiries to these departments.

CHOOSE SUPPLIERS THROUGH FAIR COMPETITION

Manulife Financial is committed to fair competition in all its dealings with suppliers. It is important to communicate the Company’s requirements clearly and uniformly to all potential suppliers. Choose suppliers on the basis of merit, competitiveness, price, reliability and reputation.

If a supplier asks you to endorse a product or service using the Company name or your position as a Company representative, direct the request to the Executive Vice President or Senior Vice President of your division or geographic location.

You must not suggest or imply to a supplier that the Company's patronage depends on the supplier becoming a customer or on the supplier continuing to make purchases from the Company.

For more guidance
See the following sections in this Code:

► Conflicts of Interest

► Handling Information

► Ethics and the Law

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V – Conflicts of Interest

A “conflict of interest” occurs when your private interest interferes in any way with the interests of the Company. A conflict situation can arise when you take actions or have interests that make it difficult to perform Company work objectively and effectively. It is also a conflict if outside activities affect your judgement to act in the best interest of customers, investors and other stakeholders.

Conflicts of interest damage the trust between you, the public and the Company. Moreover, even the appearance of a conflict may be harmful to the Company. We must all be vigilant in this regard, and all interactions, relationships or situations that could reasonably give rise to the appearance of a conflict should be avoided.

To help prevent conflicts, you must complete the Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement. You are responsible for updating the statement as your circumstances change. Directors and officers of MFC are required by law to disclose conflicts of interests in material agreements and transactions entered into by the Company. For further guidance, MFC directors and corporate officers should review the MFC Conflict of Interest Rules for Directors and Officers.

If a conflict of interest or a potential conflict arises, report it immediately. If you need advice, consult the procedures described in the section of this Code titled “Where to go for help”. The following are some of the most common areas of potential conflict, but the most reliable guideline is your own common sense.

DEAL AT ARM’S LENGTH WITH SUPPLIERS

You must not be associated in any way with agreements between the Company and suppliers in which you or a member of your immediate family have an interest or which might result in your or your family member's personal gain.

BRIBERY AND KICKBACKS ARE PROHIBITED

Manulife Financial does not allow unfair business practices such as rebating, bribery or kickbacks. These practices are against Company policy in all places where we conduct business.

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BE CAREFUL ABOUT GIFTS

Offers of gifts and entertainment are courtesies common among business partners. However, offering or accepting gifts, entertainment or other benefits can be mistaken for improper payments. For this reason, the guidelines below must be followed.

Officers and employees or their family members must not receive money or any item of value from any third party in connection with the officer's or employee's participation in any Company transaction. Officer compensation, other than Company wages, bonus, pension or benefits, may be regulated by law and requires approval by a Division Head.

Company officers may not have any interest in commissions or other compensation based on premiums or consideration payable to the Company on any policy or contract of insurance unless the policy or contract was written and effective prior to the officer's appointment.

In addition to the rules noted below, directors, officers and employees must not receive from, or give any gift or form of entertainment to, anyone with whom the Company has or is likely to have any business dealings, if the gift or entertainment could reasonably be perceived as an attempt to influence the recipients’ judgement in carrying out their duties to the Company or their employer. If the suitability of a gift or entertainment is questionable, employees should consult with their Division Head or the Law Department, while MFC directors should forward inquiries to the General Counsel.

Public Officials: Please note that gifts or entertainment provided to public officials are covered in the section titled “Take Care In Government and Political Dealings.”

Insurance Customers or Prospects: Gifts or entertainment, including promotional items, are subject to insurance anti-rebating and inducement laws governing the sale of insurance and annuity products. Questions regarding the application of these laws should be directed to your divisional compliance officer.

Sales and Related Activities: Specialized rules and regulations apply to sales activities. In the U.S. NASD rules govern the receipt and giving of gifts involving registered representatives or broker-dealers. Questions regarding the applicability of these sales-related rules and regulations should be directed to your divisional compliance officer.

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BE CAREFUL ABOUT PERSONAL BENEFITS

Conflicts of interest may arise if you receive, or a member of your family receives, a personal benefit as a result of your position in the Company. All such personal benefits, including loans and guarantees of obligations from the Company, must be disclosed on the Company’s Code of Business Conduct and Ethics Certification and Conflict of Interest Disclosure Statement and approved by the Company. Personal loans to executive officers are prohibited unless specifically permitted by law.

Involvement in Investment Decisions Requiring Disclosure: Manulife Financial directors, officers and employees shall not recommend or participate in any Company investment decision involving an entity in which they or any of their family members have a financial interest, unless the existence of such interest has been properly disclosed to their superiors and to those involved in all stages of the approval process. Individual divisions and business units may determine a minimum threshold below which disclosure is not required, with the approval of the divisional compliance officer. MFC directors and corporate officers should also review MFC’s Conflict of Interest Rules for Directors and Officers.

FOLLOW COMPANY POLICY ABOUT HIRING FAMILY

In some situations, hiring or managing family members can lead to conflicts of interest, unethical employment practices and the appearance of special treatment. Family members must not be in positions that put them under or give them direct or indirect supervisory authority of another family member. Family members include spouse (as defined for benefit purposes), children, grandchildren, siblings, parents, grandparents, aunts, uncles, nieces, nephews, and in-law relationships. This applies to all employment, including full-time and part-time regular status, contract and summer student hiring. All hiring within Manulife must be conducted by Divisional Staffing areas.

INVEST IN AN ETHICAL MANNER

Directors, officers and employees must strictly follow all laws and regulations affecting investment. It is unethical and illegal for directors, officers and employees to buy or sell Manulife Financial securities with the benefit of material information that has not been publicly disclosed about the Company or its affiliates or to inform another person, except as permitted by law, of material information that has not been publicly disclosed. In addition, it is unethical and may be illegal to buy or sell securities of another

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company with the benefit of your knowledge of the Company’s investment intentions or any material information that has not been publicly disclosed about that company.

Directors, officers and employees must also be cautious of potentially being in a conflict of interest where they wish to make an investment in a business entity which they know transacts business with Manulife or in which Manulife has made an investment.

For questions relating to the handling of inside information and/or the trading of Company securities or derivatives you should refer to MFC’s Insider Trading and Reporting Policy.

WORKING FOR COMPETITORS MAY JEOPARDIZE THE
COMPANY

Unless your superior or the Board of Directors has given prior written approval, no Manulife Financial director, officer or employee may work for any organization that competes with the Company or that has a business relationship with the Company. That includes serving as a director, officer, trustee, partner, employee, consultant or agent. In addition, no officer or employee may serve as a director of any enterprise with publicly traded securities without first obtaining written approval from the Law Department.

USE CAUTION REGARDING OUTSIDE POSITIONS

Outside work or financial involvement in external organizations can lead to conflicts of interest. Such involvement could interfere with your ability to give objective, full-time attention to your work with Manulife Financial or could damage the Company’s image. You must not engage in any other employment or take any civic, government or political position that would hamper your performance or your judgement to act in the Company’s best interest. You may sell merchandise on Company property only with the authorization of your manager or a Human Resources representative.

PROTECT CORPORATE OPPORTUNITIES

Directors, officers, employees, representatives and other associates are prohibited from (a) benefiting from opportunities that are discovered through the use of Company property, information or position; (b) using Company property, information or position for personal gain; and (c) competing with the Company. You owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

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PROTECT THE COMPANY’S NAME AND ASSETS

The name Manulife Financial must be used only for authorized Company business and never for personal activities. Do not identify yourself with the Company while pursuing personal, political or not-for-profit activities, unless you obtain the Company’s authorization first.

Each director, officer, employee, representative or other associate entrusted with access to or control over Company transactions and assets must ensure that each use, acquisition or disposition of an asset by a person on behalf of the Company is undertaken with the general or specific authorization of management and is accurately and fairly recorded in reasonable detail in the Company’s books of account and record.

We all share a responsibility to protect Company assets. Company time, property and services, including assets such as stationery, computers and mail services, may not be used for personal activities, except as permitted by Company policies, unless you have your manager’s specific approval. Personal activities include political and charitable causes. You may not remove or borrow Company property without permission. Report any misuse of Company assets to your manager or the Audit Services Department.

For more guidance
See the following related policies:

► Real Estate Division Code of Conduct and Compliance

► Code of Ethics for Personal Investing

► Global Reputation Risk Policy

► Staffing policy

► MFC’s Insider Trading and Reporting Policy

► Subsidiary or divisional Codes of Ethics and insider trading policies

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VI – Handling Information

Information is one of the Company’s most vital assets. Confidential information includes all non-public information that might be of use to competitors or harmful to the Company or our customers and other stakeholders if disclosed. It is important that you understand how sensitive this information is and how significant it is for competitiveness and individual privacy.

PROTECT PERSONAL AND CONFIDENTIAL INFORMATION

In the course of regular business, we collect a substantial amount of information about our applicants, policyholders, claimants, borrowers, employees, representatives and investors. We must handle this information with the greatest care to merit their confidence and protect their privacy.

Personal information must be kept secure, in confidence and used only for the purposes for which it was collected. It may be disclosed to those who have a right to the information or when the law requires disclosure.

Confidential information about the Company itself must also be protected. Information about the Company is confidential if it is not generally available to the public. Examples are financial results before they are announced, business plans, business forecasts, strategic initiatives, proposed acquisitions or divestitures and current or proposed products. If you have access to confidential information as a result of your job, you must use every precaution to keep it confidential. It is important to use discretion when discussing Company business in public places such as restaurants and airplanes, or when using public or cellular phones, the Internet and fax machines. If you are required for legitimate business purposes to disclose confidential information to any person outside the Company, authorization must be obtained from your manager.

You have a duty to protect both personal and confidential information even after you leave your employment with the Company. In this regard, you must not take any Manulife files with you when you leave the Company.

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FOLLOW DISCLOSURE REQUIREMENTS

Manulife is required to make disclosures on a timely and broadly disseminated basis and without being unduly optimistic on prospects for future company performance. The key principles of disclosure are:

► All materials must be broadly disseminated in a timely manner.

► Disclosure must be full, fair, understandable and accurate and avoid any misrepresentation of the Company and its finances.

► Disclosure must be accomplished consistently during both good times and bad.

► All legitimate requests for information should be treated equally.

Employees must refer all inquiries from the financial community, shareholders and media to an authorized spokesperson.

RESPECT COPYRIGHTED MATERIALS

Copyright laws protect many materials you use in the course of your work as an employee or representative of Manulife Financial. A few examples are computer software, books, audio and videotapes, trade journals and magazines. There may also be a copyright on presentation slides, training materials, management models and problem-solving frameworks produced by outside consultants. It is illegal to reproduce, distribute or alter copyrighted material without the permission of the copyright owner or authorized agent.

You must also comply with the copyrights on software installed on your office computer and on network computer storage areas you control. You may not copy, install or otherwise use software in a manner that violates the license agreement for that software.

KEEP FULL AND ACCURATE RECORDS

The Company needs full and accurate records to meet its legal and financial obligations and to manage its business properly. All Company books, financial reports, expense accounts, time sheets, administrative records and other similar documents must be completed accurately, honestly and in accordance with Company procedures. Making false, fictitious or inappropriate entries with respect to any transaction of the Company or the disposition of any of the Company’s assets is prohibited, and no director, officer, employee, representative or other associate may engage in any

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transaction that requires or contemplates the making of false, fictitious or inappropriate entries. You are responsible for the accuracy and completeness of any reports or records you create or maintain. Undisclosed or unrecorded assets, liabilities, revenues or expenses are prohibited.

Furthermore, all directors, officers, employees, representatives and other associates must comply with the Company’s records management policies. These policies describe how long documents and records (whether in print or electronic form) must be maintained in order to facilitate the Company’s ongoing operations and to satisfy financial, legal and regulatory retention requirements. These policies also provide directions for the proper disposal of records that have been kept for the required periods. In accordance with these policies, in the event of litigation or governmental investigation, please consult the Law Department.

USE COMMUNICATIONS SYSTEMS ONLY FOR BUSINESS

Company communications systems are for Company business. This includes all computer, telecommunications and word processing equipment the Company owns or leases as well as all remote computing services used by the Company, including the Internet. Occasional, limited, appropriate personal use of Company communication systems is permitted when the use does not:

• interfere with the user’s work performance;
• distract other individuals from their job responsibilities;
• unduly impact the operation of Company systems or processes; or
• violate any provisions of this Code or any other Company policy.

Manulife Financial prohibits employees from participating in Internet chat rooms, newsgroups or “blogs” (weblogs used to express personal opinions) that relate to the Company, its business or securities, using Company communication systems or otherwise.

All Manulife Financial electronic mail and voice mail systems (including data on these systems), Internet access and computers are the Company’s property. Authorized employees may periodically check these systems to correct network problems and to ensure they are being properly used and secure. You cannot expect any personal privacy for communications that you send, receive or store on these systems.

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For more guidance
See the following sections in this Code:

► Ethics in your Business Relationships

► Conflicts of Interest

► Ethics and the Law

See the following related policies:

► Disclosure Policy

► Electronic Communications Disclosure Guidelines

► the Information Security Management Program database for:

• Information Security Program
• Internet Use Policy & the Internet Use Policy FAQ &
• Information Classification & Handling Standards

► Privacy Code

► Records Management Policy

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VII – Ethics and the Law

Manulife Financial is committed to operating within the laws and regulations of every jurisdiction in which it operates.

KNOW AND COMPLY WITH THE LAW

You should obtain an understanding of the laws that affect your work. Make sure your business conduct complies with those laws. Report violations quickly and manage them properly if they occur in an area you manage.

A formal compliance management program is in place at Manulife Financial. It is designed to promote consistent management and monitoring of compliance with laws and regulations in all Company operations. If you have a concern relating to compliance, consult the procedures described in the section of this Code titled “Where to go for help”.

If you belong to a professional association, you are also expected to abide by that association’s governing rules of professional responsibility and conduct.

MANAGE ASSETS PROPERLY

Customers expect that the money they entrust to the Company will be handled responsibly. If you have access to customer funds, you must make sure customer funds are handled in a trustworthy manner. Every division has procedures and standards to help protect and account for all funds under management and to prevent carelessness, fraud or dishonesty.

IDENTIFY AND REPORT FRAUD AND THEFT

As a provider of financial services, Manulife Financial is vulnerable to loss from dishonesty and fraud. Fraud can take many forms, such as mishandling of money, theft of cash or property, money laundering, terrorist financing, misrepresentation and falsification or forgery of documents.

Dishonesty, combining personal and business funds, and fraud are all illegal. It is management’s responsibility to ensure there are proper internal controls to deter and detect fraud and other dishonest activities, but everyone in the Company must help. If you are aware of any suspicious activity, you have a duty to report it immediately to your manager and the Audit Services Department or divisional Special Investigation Unit, where applicable.

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Furthermore, you have a duty to cooperate with any investigations pertaining to Company matters.

REPORTING ANY ILLEGAL OR UNETHICAL BEHAVIOUR

You are encouraged to talk to appropriate personnel about suspected or potential illegal or unethical behaviour or when you are in doubt about the best course of action in a particular situation. Consult the procedures described in the section of this Code titled “Where to go for help” on reporting any suspected or potential illegal or unethical behaviour. It is the policy of the Company not to allow retaliation for reports of misconduct by others made in good faith. Directors, officers, employees, representatives and other associates are expected to cooperate in internal investigations of misconduct.

For more guidance
See the following sections in this Code:

► Ethics in your Business Relationships

► Conflicts of Interest

► Handling Information

See the following related policies:

► Anti-Fraud Policy

► Regulatory Compliance Management Policy

► Anti-Money Laundering Policy

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VIII – A Final Word

Manulife Financial’s reputation is the result of more than 100 years of dedication, quality service and ethical dealings. Keeping our good reputation depends directly on the decisions you make every day.

This Code of Business Conduct and Ethics provides standards and sets high expectations for directors, officers, employees, representatives, suppliers and other associates. However, as emphasized in the Code, your own good judgement is most important in ensuring that Manulife Financial remains an ethical company.

OTHER POLICY DOCUMENTS

The Company has related policies to help you deal with ethical issues. The following policies are corporate in nature and are intended to apply worldwide, unless local laws and regulations mandate otherwise, or similar Company approved policies have been implemented:

► Anti-Fraud Policy

► Anti-Money Laundering Policy

► Regulatory Compliance Management Policy

► Disclosure Policy

► Diversity and Harassment Policies

► Global Reputation Risk Policy

► the Information Security Management Program Database including:

(i) Internet Use Policy & the Internet Use Policy FAQ
(ii) Information Classification & Handling Standards

► MFC’s Insider Trading and Reporting Policy

► Privacy Code

► Protocol for Receipt and Treatment of Complaints Regarding Accounting or Auditing Matters

► Records Management Policy

► Staffing Policy

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Also, please refer to your division for divisional or subsidisry policies such as:

► Accommodation Policy

► Agent Code of Conduct

► Alcohol Consumption Policy

► Code of Ethics for Personal Investing

► Occupational Health and Safety Policy

► Real Estate Division Code of Conduct and Compliance

► Travel and Entertainment Policy

► Subsidiary or divisional Codes of Ethics and insider trading policies

In North America, you can access many of these policies on MFCentral. In addition, you may contact your Human Resources Department or your divisional compliance officer for copies of these policies.

28

October 2006

(f)(3) The Registrant will provide a copy of the MFC Code of Business Conduct to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant has determined that it has one “audit committee financial expert” as that term is defined in Item 3(b) of Form N-CSR: Peter S. Burgess, who is “independent” as that term is defined in Item 3(a) (2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES

2006: $1,605,439
2005: $1,206,882

These fees relate to professional services rendered by PricewaterhouseCoopers LLP (“PWC”) for the audits of the Trust’s annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filing or engagements. These services include the audits of the financial statements of the Trust, issuance of consents, income tax provision procedures and assistance with review of documents filed with the SEC.

(b) AUDIT RELATED FEES:

2006: $37,500
2005: $52,575

These fees relate to professional services rendered by PWC for separate audit reports in connection with 17f-2 security counts and fund merger audit services.

(c) TAX FEES:

2006: $257,681
2005: $170,543

These fees relate to professional services rendered by PWC for tax compliance, tax advice and tax planning. The tax services provided by PWC related to the review of the Trusts’ federal and state income tax returns, excise tax calculations and returns and a review of the Trusts’ calculations of capital gain and income distributions.

(d) ALL OTHER FEES: These fees relate to products and services provided by PWC other than those reported above under “Audit Fees”, “Audit-Related Fees” and “Tax Fees” above – There were none

(e) (1) The audit committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X are attached.

Adopted June 26, 2003
As amended March 16, 2005,
As amended June 30, 2006

Audit Committee of
John Hancock Trust
(formerly, Manufacturers Investment Trust)

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees is responsible for the appointment, compensation and oversight of the services provided by the independent auditor to John Hancock Trust (the “Trust”). As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the Trust’s independent auditor (the “Auditor”) in order to assure that these services do not impair the Auditor’s independence. In addition, these procedures also require the Audit Committee to pre-approve non-audit services provided by the Auditor to Manulife Financial Corporation (or any subsidiary thereof) where such services provided have a direct impact on the operations or financial reporting of the Trust as further assurance that such services do not impair the Auditor’s independence.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be pre-approved (“general pre-approval”), or (2) proposed services will require specific pre-approval (“specific pre-approval”). Unless a type of service provided by the Auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.

Exhibit I to this Policy describes the Audit, Audit-related, Tax and All Other Services that have been pre-approved by the Audit Committee. The Audit Committee will annually review these services. It is expected that such review will occur at the regularly scheduled June Audit Committee meeting.

II. Delegation

The Audit Committee may delegate pre-approval authority to its chairperson or any other member or members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next meeting following the pre-approval.

If pre-approval of any services to be provided by the Auditors is required before the next regularly scheduled Audit Committee meeting, the Audit Committee hereby authorizes its chairman to provide such pre-approval.

III. Audit Services

The Trust’s annual audit services engagement scope and terms will be subject to the general pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the Trust’s financial statements. The Audit services that are pre-approved are set forth in Exhibit I.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Trust’s financial statements or that are traditionally performed by the independent auditor.

The audit-related services that are pre-approved are set forth in Exhibit I.

V. Tax Services

The SEC has stated generally that an independent auditor may provide tax services to a mutual fund, such as tax compliance, tax planning and tax advice, since such services do not impair the auditor’s independence.

The tax services that are pre-approved are listed in Exhibit I.

VI. All Other Services

The Audit Committee believes that other types of non-audit services are also permitted and that it may grant general pre-approval to non-audit services that it believes (a) are routine and recurring services, (b) would not impair the independence of the auditor and (c) are consistent with the Act and the rules relating thereto.

The non-audit services for which the Audit Committee has granted general pre-approval are set forth in Exhibit I.

The Auditor is permitted to assist management with internal investigations and fact-finding into alleged improprieties; however, these services are subject to specific pre-approval and engagement by the Audit Committee.

VII. Prohibited Services

Services which result in the auditor losing independence status under the rule include (1) Bookkeeping or other services related to the accounting records or financial statements of the Trust; (2) Financial information systems design and implementation; (3) Appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (4) Actuarial services (ie., setting actuarial reserves versus actuarial audit work); (5) Internal audit outsourcing services; (6) Management functions or human resources; (7) Broker or dealer, investment advisor, or investment banking services; (8) Legal services and expert services unrelated to the audit; (9) Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

VIII. Procedures

At least annually, the Trust’s Treasurer and the Auditor shall jointly submit to the Audit Committee for approval a revised EXHIBIT I. If any of the fee amounts listed on EXHIBIT I change materially subsequent to the Audit Committees approval, an updated EXHIBIT I will be presented to the Audit Committee at the next regularly scheduled meeting.

EXHIBIT I

John Hancock Trust
Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Service	Summary of Services	Projected Fees/Fee
Cap

Audit Services
JHT 12/31/2006
Audit	Recurring audit of financial statements of the Trust in accordance
	with generally accepted auditing standards including, but not	$1,366,966 plus
	limited to:	$153,630 out- of-
pocket expenses
	▪ Annual letter regarding the Trust’s internal control to be	(capped at 9% of
	included in the annual report to the SEC on Form N-	fees) based on 89
	SAR	portfolios approved
by the audit
	▪ Review of the annual post-effective amendment to the	committee at the
	Trust's registration statement on SEC Form N-1A, and	March 2006
	consent to the incorporation by reference of our report	meeting.
on the Trust's financial statements in such SEC filing;
There were 6
	▪ Review of each Trust portfolio’s tax provision and RIC	portfolios added in
	qualification calculations	2006 (95 in total),
fee increase due to
	▪ Accounting consultations and tax services required to	scope change is
	perform an audit in accordance with Generally Accepted	$92,156 plus out-of-
	Auditing Standards	pocket of $10,357
(average of
$19,180/fund for
	Other audit and special reports including, but not limited to:	both audit and tax).

	All services relating to any subsequent filings of	Up to but not to
	registration statements (including amendments thereto)	exceed $30,000 per
	for the Trust with the SEC, including issuance of auditor	instance (was $15k)
consents.

Audit Related
Services

Consultations	Includes consultations relating to new regulatory rules and	Up to but not to
concerning	guidance, unusual or non-recurring transactions and other	exceed $25,000 per
accounting and	regulatory or financial reporting matters which are generally non-	instance (was $10k)
financial reporting	recurring
standards

Service	Summary of Services	Projected Fees/Fee
Cap

Audit Related
Services	Auditing procedures and special reports, including those needed	$27,500 including
(continued)	for	expenses for the
	▪ Separate audit reports in connection with 17f-2 security	required 17f-2
Other auditing	counts	security counts.
procedures and
issuance of special	▪ (b) Various governmental agencies tax authorities and	Up to but not to
purpose reports	Fund mergers	exceed $25,000 per
instance (was $10k)

Tax Services

Tax services	Recurring tax services including, but not limited to:	$169,628 plus
$16,776 out-of-
	▪ Review of each Trust portfolio’s federal, and if	pocket expenses
	applicable, state tax returns	(capped at 9% of
fees) based on 89
	▪ Review required Trust portfolio distributions to	portfolios approved
	avoid excise tax and review related excise tax	by the audit
	returns	committee at the
March 2006
meeting.

There were 6
portfolios added in
2006, fees increase
due to scope change
is $11,436 plus out-
of-pocket of $1,131.

Consultations on	Consultations on U.S. tax matters, such as, fund reorganizations;	Up to but not to
various tax matters	tax basis earnings and profits computations; evaluating the tax	exceed $30,000 per
	characteristics of certain expenses and income items; advice on	instance (was $10k)
accounting methods, timing issues, compliance matters and
characterization issues

Up to but not to
Other Non-Audit	Training and industry updates	exceed $25,000 per
Services		instance (was $5k)

Overall Cap	In addition to the per instance caps, this reflect an overall cap on	Up to but not to
	the Trust.	exceed $50,000
($100,000 with the
approval of the
Chairman of the
Audit Committee)

NOTE: Fees included above have been approved by the audit committee at the March 30, 2006 Board of Trustees meeting for the December 31, 2006 year end audit.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) ((i) (7) of Rule 2-01 of Regulation S-X: None.

(f) Not Applicable

(g) The aggregate non-audit fees billed by PWC for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $1,832,000 for the fiscal year ended 2006, and $300,300 for the fiscal year ended 2005.

(h) The Trusts’ audit committee has considered whether the provisions for non-audit services to the Trusts’ adviser and service affiliates, that affiliates that did not require pre-approval, is compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS. Included with Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES. Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
COMPANIES. Not Applicable

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANIES AND AFFILIATED PURCHASES. Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS. Not Applicable

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and
(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not Applicable.

ITEM 12. EXHIBITS.

(a)(1) SEE ATTACHED CODE OF ETHICS.

(a)(2)(i) CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER.

(a)(2)(ii) CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER.

(b) CERTIFICATION PURSUANT TO Rule 30a-2(b) OF THE INVESTMENT COMPANY ACT OF 1940 (A)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK TRUST

/S/Keith F. Hartstein
_______________________________
Keith F. Hartstein
President and
Chief Executive Officer
Date March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/S/Keith F. Hartstein
________________________________
Keith F. Hartstein
President and
Chief Executive Officer
Date March 1, 2007

/S/John G. Vrysen
_________________________________
John G. Vrysen
Chief Financial Officer
Date March 1, 2007